Registration No. 333-17663
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                        POST-EFFECTIVE AMENDMENT NO. 11 TO


                                    FORM S-6

                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
        OF SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON FORM N-8B-2

       SEPARATE ACCOUNT FP
                of
     THE EQUITABLE LIFE ASSURANCE               Christopher M. Condron,
     SOCIETY OF THE UNITED STATES               Chief Executive Officer
        (Exact Name of Trust)            The Equitable Life Assurance Society of
     THE EQUITABLE LIFE ASSURANCE                   the United States
      SOCIETY OF THE UNITED STATES            1290 Avenue of the Americas
       (Exact Name of Depositor)                New York, New York 10104
      1290 Avenue of the Americas        (Name and Address of Agent for Service)
        New York, New York 10104
  (Address of Depositor's Principal
        Executive Offices)

                     ---------------------------------------

              Telephone Number, Including Area Code: (212) 554-1234

                    ----------------------------------------

                  Please send copies of all communications to:

         ROBIN WAGNER                             with a copy to:
    Vice President and Counsel                 Thomas C. Lauerman, Esq.
   The Equitable Life Assurance                    Foley & Lardner
   Society of the United States                  Washington Harbour
   1290 Avenue of the Americas                3000 K Street, Northwest
     New York, New York 10104                  Washington, D.C. 20007


                    ----------------------------------------


      Securities Being Registered: Units of Interest in Separate Account FP

It is proposed that this filing will become effective (check appropriate line):


_____ immediately upon filing pursuant to paragraph (b) of Rule 485

__X__ on (May 1, 2002) pursuant to paragraph (b) of Rule 485


_____ 60 days after filing pursuant to paragraph (a) of Rule 485


_____ on ( date ) pursuant to paragraph (a) of Rule 485

Incentive Life(SM)
A flexible premium variable life insurance policy



PROSPECTUS DATED MAY 1, 2002

Please read this prospectus and keep it for future reference. It contains important information that you should know before purchasing, or taking any other action under a policy. Also, at the end of this prospectus you will find attached a separate prospectus for each Trust which contains important information about that Trust's Portfolios.


--------------------------------------------------------------------------------

This prospectus describes many aspects of an Incentive Life(SM) policy, but is not itself a policy. The policy is the actual contract that determines your benefits and obligations under Incentive Life(SM). To make this prospectus easier to read, we sometimes use different words than the policy. Equitable Life or your financial professional can provide any further explanation about your policy.


WHAT IS INCENTIVE LIFE(SM)?

Incentive Life(SM) is issued by Equitable Life. It provides life insurance coverage, plus the opportunity for you to earn a return in our guaranteed interest option and/or one or more of the following variable investment options:




--------------------------------------------------------------------------------
 Variable investment options
--------------------------------------------------------------------------------
 Fixed income
--------------------------------------------------------------------------------
o AXA Premier VIP Core Bond*             o EQ/Alliance Quality Bond
o EQ/Alliance Money Market               o EQ/High Yield(1)
o EQ/Alliance Intermediate Government
  Securities
--------------------------------------------------------------------------------
 Domestic stocks
--------------------------------------------------------------------------------
o AXA Premier VIP Health Care*           o EQ/Capital Guardian U.S. Equity
o AXA Premier VIP Small/Mid Cap Value*   o EQ/Equity 500 Index
o EQ/Aggressive Stock                    o EQ/Evergreen Omega
o EQ/Alliance Common Stock               o EQ/FI Mid Cap
o EQ/Alliance Growth and Income          o EQ/FI Small/Mid Cap Value
o EQ/Alliance Premier Growth             o EQ/Janus Large Cap Growth
o EQ/Alliance Small Cap Growth           o EQ/Marsico Focus**
o EQ/Alliance Technology                 o EQ/Mercury Basic Value Equity
o EQ/AXP New Dimensions+                 o EQ/MFS Emerging Growth Companies
o EQ/AXP Strategy Aggressive+            o EQ/MFS Investors Trust
o EQ/Bernstein Diversified Value         o EQ/MFS Research
o EQ/Capital Guardian Research           o EQ/Putnam Growth & Income Value
--------------------------------------------------------------------------------
 International stocks
--------------------------------------------------------------------------------
o EQ/Alliance Global                     o EQ/Emerging Markets Equity
o EQ/Alliance International              o EQ/Putnam International Equity
--------------------------------------------------------------------------------
 Balanced/hybrid
--------------------------------------------------------------------------------
o EQ/Alliance Growth Investors           o EQ/Balanced
--------------------------------------------------------------------------------



(1)  Formerly named "EQ/Alliance High Yield."
* Anticipated to become available on or about May 13, 2002, subject to state availability.
**   Subject to state availability.
+ Subject to shareholder approval, we anticipate that the EQ/AXP New Dimensions and the EQ/AXP Strategy Aggressive investment options (the "replaced options") will be merged into the EQ/Capital Guardian U.S. Equity and the EQ/Alliance Small Cap Growth investment options (the "surviving options"), respectively, on or about July 12, 2002. After the merger, the replaced options will no longer be available and any allocation elections to either of them will be considered as allocation elections to the applicable surviving option. We will notify you if the replacements do not take place.



Amounts that you allocate under your policy to any of the variable investment options are invested in a corresponding "Portfolio" that is part of EQ Advisors Trust or AXA Premier VIP Trust (the "Trusts"), which are mutual funds. Your investment results in a variable investment option will depend on those of the related Portfolio. Any gains will generally be tax deferred and the life insurance benefits we pay if the policy's insured person dies will generally be income tax free.


OTHER CHOICES YOU HAVE. You have considerable flexibility to tailor the policy to your needs. For example, subject to our rules, you can (1) choose when and how much you contribute (as "premiums") to your policy, (2) pay certain premium amounts to guarantee that your insurance coverage will continue for a number of years, regardless of investment performance, (3) borrow or withdraw amounts you have accumulated, (4) change the amount of insurance coverage, (5) choose between two life insurance benefit options, (6) elect to receive an insurance benefit if the insured person becomes terminally ill, and (7) obtain certain optional benefits that we offer by "riders" to your policy.


Your financial professional can provide you with information about all forms of life insurance available from us and help you decide which may best meet your needs. Replacing existing insurance with Incentive Life(SM) or another policy may not be to your advantage.



THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE POLICIES ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL.

Contents of this prospectus
--------------------------------------------------------------------


INCENTIVE LIFE(SM)
--------------------------------------------------------------------------------
What is Incentive Life(SM)?                                                Cover

Who is Equitable Life?                                                       4
How to reach us                                                              5
Charges and expenses you will pay                                            6
Risks you should consider                                                    9



--------------------------------------------------------------------------------
1. POLICY FEATURES AND BENEFITS                                             10
--------------------------------------------------------------------------------
How you can pay for and contribute to your policy                           10
The minimum amount of premiums you must pay                                 10
You can guarantee that your policy will not terminate
     before a certain date                                                  11
You can elect a "paid up" death benefit guarantee                           12
Investment options within your policy                                       12
About your life insurance benefit                                           13
You can increase or decrease your insurance coverage                        14

Other benefits you can add by rider                                         15
Your options for receiving policy proceeds                                  16
Your right to cancel within a certain number of days                        16
Variations among Incentive Life(SM) policies                                16

Other Equitable Life policies                                               16


--------------------------------------------------------------------------------
2. DETERMINING YOUR POLICY'S VALUE                                          17
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Your account value                                                          17


--------------------------------------------------------------------------------
3. TRANSFERRING YOUR MONEY AMONG OUR
     INVESTMENT OPTIONS                                                     18
--------------------------------------------------------------------------------
Transfers you can make                                                      18
Telephone and EQAccess transfers                                            18
Our dollar cost averaging service                                           18
Our asset rebalancing service                                               18


--------------------------------------------------------------------------------
4. ACCESSING YOUR MONEY                                                     20
--------------------------------------------------------------------------------
Borrowing from your policy                                                  20
Making withdrawals from your policy                                         20
Surrendering your policy for its net cash
     surrender value                                                        21
Your option to receive a living benefit                                     21


----------------------

"We," "our" and "us" refer to Equitable Life. "Financial professional" means the registered representative who is offering you this policy.

When we address the reader of this prospectus with words such as "you" and "your," we mean the person or persons having the right or responsibility that the prospectus is discussing at that point. This usually is the policy's owner. If a policy has more than one owner, all owners must join in the exercise of any rights an owner has under the policy, and the word "owner" therefore refers to all owners.

When we use the word "state," we also mean any other local jurisdiction whose laws or regulations affect a policy.


This prospectus does not offer Incentive Life(SM) anywhere such offers are not lawful. Equitable Life does not authorize any information or representation about the offering other than that contained or incorporated in this prospectus, in any current supplements thereto, or in any related sales materials authorized by Equitable Life.




2  Contents of this prospectus

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5. TAX INFORMATION                                                          22
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Basic tax treatment for you and your beneficiary                            22
Tax treatment of distributions to you                                       22
Tax treatment of living benefits proceeds                                   23
Effect of policy on interest deductions taken by
     business entities                                                      23
Requirement that we diversify investments                                   23
Estate, gift, and generation-skipping taxes                                 24
Pension and profit-sharing plans                                            24
Other employee benefit programs                                             24
ERISA                                                                       24
Our taxes                                                                   24
When we withhold taxes from distributions                                   24
Possibility of future tax changes                                           24




--------------------------------------------------------------------------------
6. MORE INFORMATION ABOUT PROCEDURES THAT
     APPLY TO YOUR POLICY                                                   26
--------------------------------------------------------------------------------
Ways to make premium and loan payments                                      26
Requirements for surrender requests                                         26
Ways we pay policy proceeds                                                 26
Assigning your policy                                                       26
Dates and prices at which policy events occur                               26
Policy issuance                                                             27
Gender-neutral policies                                                     28



--------------------------------------------------------------------------------
7. MORE INFORMATION ABOUT OTHER MATTERS                                     29
--------------------------------------------------------------------------------
Your voting privileges                                                      29
About our Separate Account FP                                               29
About our general account                                                   29
You can change your policy's insured person                                 30
Transfers of your account value                                             30
Disruptive transfer activity                                                30
Telephone and EQAccess requests                                             30
Deducting policy charges                                                    31
Customer loyalty credit                                                     31
Suicide and certain misstatements                                           31
When we pay policy proceeds                                                 31
Changes we can make                                                         32
Reports we will send you                                                    32
Legal proceedings                                                           32
Illustrations of policy benefits                                            32
SEC registration statement                                                  32
How we market the policies                                                  32
Insurance regulation that applies to Equitable Life                         33
Directors and principal officers                                            34



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8. FINANCIAL STATEMENTS OF SEPARATE ACCOUNT
     FP AND EQUITABLE LIFE                                                  40
--------------------------------------------------------------------------------

Separate Account FP financial statements                                   A-1
Equitable Life financial statements                                        F-1

--------------------------------------------------------------------------------
APPENDICES
--------------------------------------------------------------------------------
I -- Information on market performance
II -- An index of key words and phrases


--------------------------------------------------------------------------------
EQ ADVISORS TRUST PROSPECTUS AND AXA PREMIER VIP TRUST PROSPECTUS  (follow the
   Appendices of this prospectus, but are not part of this prospectus)
--------------------------------------------------------------------------------


                                                  Contents of this prospectus  3

Who is Equitable Life?

--------------------------------------------------------------------------------

We are The Equitable Life Assurance Society of the United States ("Equitable Life"), a New York stock life insurance corporation. We have been doing business since 1859. Equitable Life is a subsidiary of AXA Financial, Inc. AXA, a French holding company for an international group of insurance and related financial services companies is the sole shareholder of AXA Financial, Inc. As the sole shareholder, and under its other arrangements with Equitable Life and Equitable Life's parent, AXA exercises significant influence over the operations and capital structure of Equitable Life and its parent. No company other than Equitable Life, however, has any legal responsibility to pay amounts that Equitable Life owes under the policies.


AXA Financial, Inc. and its consolidated subsidiaries managed approximately $481.0 billion in assets as of December 31, 2001. For more than 100 years Equitable Life has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, N.Y. 10104.



4  Who is Equitable Life?

HOW TO REACH US


To obtain (1) any forms you need for communicating with us, (2) unit values and other values under your policy, and(3) any other information or materials that we provide in connection with your policy or the Portfolios, you may communicate with our processing office as listed below for the purposes described. Please refer to "Telephone and EQAccess requests" for effective dates for processing telephone, Internet and facsimile requests later in this prospectus.




--------------------------------------------------------------------------------
 BY MAIL:
--------------------------------------------------------------------------------
At the Post Office Box for our Administrative Office:
Equitable Life -- National Operations Center
P.O. Box 1047
Charlotte, North Carolina 28201-1047



--------------------------------------------------------------------------------
 BY EXPRESS DELIVERY ONLY:
--------------------------------------------------------------------------------
At the Street Address for our Administrative Office:
Equitable Life -- National Operations Center
10840 Ballantyne Commons Parkway
Charlotte, North Carolina 28277



--------------------------------------------------------------------------------
 BY TOLL-FREE PHONE:
--------------------------------------------------------------------------------
Automated system available 22 hours every day, from 6 AM to 4 AM, Eastern Time; customer service representative available weekdays 8 AM to 9 PM, Eastern Time:
1-888-855-5100.



--------------------------------------------------------------------------------
 BY E-MAIL:
--------------------------------------------------------------------------------
life-service@equitable.com




--------------------------------------------------------------------------------
 BY FACSIMILE ("FAX"):
--------------------------------------------------------------------------------
1-704-540-9714




--------------------------------------------------------------------------------
 BY INTERNET:
--------------------------------------------------------------------------------
Our Web site (www.equitable.com) can also provide you information; some of the forms listed below are available for you to print out through our Web site by clicking on "Contact Us." You can also access your policy information through our Web site by enrolling in EQAccess.
                       ----------------------------------
We require that the following types of communications be on specific forms we provide for that purpose:

(1)  request for dollar cost averaging (our automatic transfer service);

(2) authorization for telephone transfers by a person who is not both the insured person and the owner;

(3)  request for asset rebalancing; and

(4)  designation of new policy owner(s).

We also have specific forms that we recommend you use for the following:

(a)  policy surrenders;

(b)  address changes;

(c)  beneficiary changes;

(d)  transfers between investment options; and

(e)  changes in allocation percentages for premiums and deductions.


You can change your allocation percentages and/or transfer among investment options (1) by toll-free phone, (2) over the Internet, through EQAccess, or (3) by writing our Administrative Office. For more information about transaction requests you can make by phone or over the Internet, see "Telephone and EQAccess transfers" and "Telephone and EQAccess requests" later in this prospectus.

Certain methods of contacting us, such as by telephone or electronically may be unavailable or delayed (for example our fax service may not be available at all times and/or we may be unavailable due to emergency closing). In addition, the level and type of service available may be restricted based on criteria established by us.

We reserve the right to limit access to these services if we determine that you are engaged in a disruptive transfer activity, such as "market timing." (see "Disruptive transfer activity" in "More information about other matters.")


Except for properly authorized telephone or Internet transactions, any notice or request that does not use our standard form must be in writing. It must be dated and signed by you and should also specify your name, the insured person's name (if different), your policy number, and adequate details about the notice you wish to give or other action you wish us to take. We may require you to return your policy to us before we make certain policy changes that you may request.

The proper person to sign forms, notices and requests would normally be the owner or any other person that our procedures permit to exercise the right or privilege in question. If there are joint owners all must sign. Any irrevocable beneficiary or assignee that we have on our records also must sign certain types of requests.

You should send all requests and notices to our Administrative Office at the addresses specified above. We will also accept requests and notices by fax at the above number, if we believe them to be genuine. We reserve the right, however, to require an original signature before acting on any faxed item. You must send premium payments after the first one to our Administrative Office at the above addresses; except that you should send any premiums for which we have billed you to the address on the billing notice.


                                                       Who is Equitable Life?  5

Charges and expenses you will pay

--------------------------------------------------------------------------------
TABLE OF POLICY CHARGES
This table shows the charges that we deduct under the terms of your policy. For more information about some of these charges, see "Deducting policy charges" later in this prospectus. The Illustrations of Policy Benefits that your financial professional will provide will show the impact of the actual current and guaranteed maximum rates, if applicable, of the following policy charges, based on various assumptions.




------------------------------------------------------------------------------------------------------------------------------------
CHARGES WE DEDUCT FROM      Premium charge               (a) 6% of each premium payment you make up to a certain amount(1) and (b)
AMOUNTS YOU CONTRIBUTE TO                                3% of each premium payment thereafter (which we may increase up to 6%)(2)
YOUR POLICY:
------------------------------------------------------------------------------------------------------------------------------------
CHARGES WE DEDUCT FROM      Administrative charge(3)     (i) For adults (age 18 and older), $20 in each of your policy's first 12
YOUR POLICY'S VALUE EACH                                 months; or, for children, $10 in each of your policy's first 24 months and
MONTH:                                                   (ii) for everyone, $7 in each subsequent month (which we may increase up to $10)
                            --------------------------------------------------------------------------------------------------------
                            Cost of insurance charges(3) Amount varies depending on the specifics of your policy(4)
                            and optional rider charges
                            --------------------------------------------------------------------------------------------------------
                            Charge if you have elected   $.02 for each $1,000 of your policy's face amount at the time the charge is our optional enhanced death  deducted(5)
                            benefit guarantee
------------------------------------------------------------------------------------------------------------------------------------
CHARGES WE DEDUCT FROM      Mortality and expense        0.60% (effective annual rate) of the value you have in our variable
YOUR POLICY'S VARIABLE      risk charge                  investment options we may increase this rate up to 0.90% (effective annual
INVESTMENT PERFORMANCE                                   rate)(6)
EACH DAY:
------------------------------------------------------------------------------------------------------------------------------------
CHARGES WE DEDUCT FROM      Surrender (turning in) or    A surrender charge that will not exceed the amount set forth in your
YOUR ACCOUNT VALUE AT THE   termination of your policy   policy(7) (we will also deduct the remaining amount of surrender charge
TIME OF THE TRANSACTION:    during its first 15 years    associated with any face amount increase, as discussed immediately below)
                            --------------------------------------------------------------------------------------------------------
                            Surrender or termination of  An amount of surrender charge that we will compute on essentially the same your policy during the first basis as if each such face amount increase had been a separate,
                            15 years after you have      newly-issued Incentive Life(SM) policy(8)
                            requested an increase in
                            your policy's face amount
                            --------------------------------------------------------------------------------------------------------
                            Requested decrease in your   A pro rata portion of the full surrender charge that would apply to a
                            policy's face amount         surrender at the time of the decrease
------------------------------------------------------------------------------------------------------------------------------------
                            Transfers among investment   $0 (current): $25 per transfer (maximum)(9)
                            options
------------------------------------------------------------------------------------------------------------------------------------



(1) Up to an amount equal to ten "target premiums." The "target premium" is actuarially determined for each policy, based on that policy's characteristics.

(2) We may increase this charge higher than 6%, however, as a result of changes in the tax laws which increase our expenses.

(3)  Not applicable after the insured person reaches age 100.

(4) See "Monthly cost of insurance charge" and "Other benefits you can add by rider" later in this prospectus.

(5) The "face amount" is the basic amount of insurance coverage under your policy.

(6)  This charge does not apply to amounts in our guaranteed interest option.

(7) Beginning in your policy's ninth year, this amount declines at a constant rate each month until no surrender charge applies to surrender made after the policy's 15th year. The initial amount of surrender charge depends on each policy's specific characteristics. For any policy, the lowest initial surrender charge per $1,000 of initial face amount would be $2.91, and the highest initial surrender charge per $1,000 of initial face amount would be $12.99.

(8) This additional surrender charge, however, applies only to the amount (if any) by which the increase causes the face amount to exceed its highest previous amount. For these purposes, we disregard any face amount changes that we make automatically as a result of any change in your death benefit option.


(9) No charge, however, will ever apply to a transfer of all of your variable investment option amounts to our guaranteed interest option, or to any transfer pursuant to our Dollar Cost Averaging service or Asset Rebalancing service, as discussed later in this prospectus.



6 Charges and expenses you will pay

YOU ALSO BEAR YOUR PROPORTIONATE SHARE OF ALL FEES AND EXPENSES PAID BY A "PORTFOLIO" THAT CORRESPONDS TO ANY VARIABLE INVESTMENT OPTION YOU ARE USING:


This table shows the fees and expenses for 2001 as an annual percentage of each Portfolio's daily average net assets. These fees and expenses are reflected in the Portfolio's net asset value each day. Therefore, they reduce the investment return of the Portfolio and of the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year.





------------------------------------------------------------------------------------------------------------------------------------
                                                           2001 Fees and Expenses                    2001 Fees and Expenses
                                                ------------------------------------------------------------------------------------
                                                                                                          Fee Waivers
                                                                                               Total        and/or         Net Total
                                                   Management                    Other       Annual        Expense           Annual
                    Portfolio Name                  Fees(1)       12b-1 Fees   Expenses(2)  Expenses   Reimbursements(3)    Expenses
------------------------------------------------------------------------------------------------------------------------------------
 AXA PREMIER TRUST
------------------------------------------------------------------------------------------------------------------------------------
AXA Premier VIP Core Bond                        0.60%         0.25%          0.84%        1.69%      (0.74)%             0.95%
------------------------------------------------------------------------------------------------------------------------------------
AXA Premier VIP Health Care                      1.20%         0.25%          1.16%        2.61%      (0.76)%             1.85%
------------------------------------------------------------------------------------------------------------------------------------
AXA Premier VIP Small/Mid Cap Value              1.10%         0.25%          1.15%        2.50%      (0.90)%             1.60%
------------------------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST
------------------------------------------------------------------------------------------------------------------------------------
EQ/Aggressive Stock                              0.61%         0.25%          0.08%        0.94%         --               0.94%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Common Stock                         0.46%         0.25%          0.07%        0.78%         --               0.78%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Global                               0.73%         0.25%          0.12%        1.10%         --               1.10%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Growth and Income                    0.57%         0.25%          0.06%        0.88%         --               0.88%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Growth Investors                     0.57%         0.25%          0.06%        0.88%         --               0.88%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Intermediate Government Securities   0.50%         0.25%          0.12%        0.87%         --               0.87%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance International                        0.85%         0.25%          0.25%        1.35%         --               1.35%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Money Market                         0.33%         0.25%          0.07%        0.65%         --               0.65%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Premier Growth                       0.90%         0.25%          0.06%        1.21%      (0.06)%             1.15%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Quality Bond                         0.53%         0.25%          0.07%        0.85%         --               0.85%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Small Cap Growth                     0.75%         0.25%          0.06%        1.06%         --               1.06%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Technology                           0.90%         0.25%          0.08%        1.23%      (0.08)%             1.15%
------------------------------------------------------------------------------------------------------------------------------------
EQ/AXP New Dimensions                            0.65%         0.25%          1.06%        1.96%      (1.01)%             0.95%
------------------------------------------------------------------------------------------------------------------------------------
EQ/AXP Strategy Aggressive                       0.70%         0.25%          0.77%        1.72%      (0.72)%             1.00%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Balanced                                      0.57%         0.25%          0.08%        0.90%         --               0.90%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Bernstein Diversified Value                   0.65%         0.25%          0.09%        0.99%      (0.04)%             0.95%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Capital Guardian Research                     0.65%         0.25%          0.15%        1.05%      (0.10)%             0.95%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Capital Guardian U.S. Equity                  0.65%         0.25%          0.11%        1.01%      (0.06)%             0.95%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Emerging Markets Equity                       1.15%         0.25%          0.68%        2.08%      (0.28)%             1.80%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Equity 500 Index                              0.25%         0.25%          0.06%        0.56%         --               0.56%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Evergreen Omega                               0.65%         0.25%          0.99%        1.89%      (0.94)%             0.95%
------------------------------------------------------------------------------------------------------------------------------------
EQ/FI Mid Cap                                    0.70%         0.25%          0.27%        1.22%      (0.22)%             1.00%
------------------------------------------------------------------------------------------------------------------------------------
EQ/FI Small/Mid Cap Value                        0.75%         0.25%          0.11%        1.11%      (0.01)%             1.10%
------------------------------------------------------------------------------------------------------------------------------------
EQ/High Yield                                    0.60%         0.25%          0.07%        0.92%         --               0.92%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Janus Large Cap Growth                        0.90%         0.25%          0.14%        1.29%      (0.14)%             1.15%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Marsico Focus                                 0.90%         0.25%          2.44%        3.59%      (2.44)%             1.15%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Mercury Basic Value Equity                    0.60%         0.25%          0.10%        0.95%         --               0.95%
------------------------------------------------------------------------------------------------------------------------------------
EQ/MFS Emerging Growth Companies                 0.63%         0.25%          0.09%        0.97%         --               0.97%
------------------------------------------------------------------------------------------------------------------------------------
EQ/MFS Investors Trust                           0.60%         0.25%          0.12%        0.97%      (0.02)%             0.95%
------------------------------------------------------------------------------------------------------------------------------------
EQ/MFS Research                                  0.65%         0.25%          0.07%        0.97%      (0.02)%             0.95%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Putnam Growth & Income Value                  0.60%         0.25%          0.13%        0.98%      (0.03)%             0.95%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Putnam International Equity                   0.85%         0.25%          0.29%        1.39%      (0.14)%             1.25%
------------------------------------------------------------------------------------------------------------------------------------



(1) The management fees shown reflect revised management fees, effective May 1, 2001, which were approved by shareholders. The management fees for each Portfolio cannot be increased without a vote of each Portfolio's shareholders.

(2) The amounts shown as "Other Expenses" will fluctuate from year to year depending on actual expenses. Since initial seed capital was invested for the EQ/Marsico Focus Portfolio on August 31, 2001, "Other Expenses" shown have been annualized. Also, initial seed capital was invested for the Portfolios of the AXA Premier VIP Trust on December 31, 2001; thus, "Other Expenses" shown are estimated. See footnote (3) for expense limitation agreement information.

(3) Equitable Life, the Trusts' manager, has entered into Expense Limitation Agreements with respect to certain Portfolios, which are effective through April 30, 2003. Under these agreements Equitable Life has agreed to waive or limit its fees and assume other expenses of each of these Portfolios, if necessary, in an amount that limits each Portfolio's Total Annual Expenses (exclusive of interest, taxes, brokerage commissions, capitalized expenditures, extraordinary expenses and 12b-1 fees) to not more than the amounts specified above as Net Total Annual Expenses. Portfolios that show "--" in this column have no expense limitation arrangement in effect. See the prospectuses for each Trust for more information about the Expense Limitation Agreements.



                                             Charges and expenses you will pay 7

HOW WE ALLOCATE CHARGES AMONG YOUR INVESTMENT OPTIONS

In your application for a policy, you tell us from which investment options you want us to take the policy's monthly deductions as they fall due. You can change these instructions at any time. If we cannot deduct the charge as your most current instructions direct, we will allocate the deduction among your investment options proportionately to your value in each.


8 Charges and expenses you will pay

Risks you should consider

--------------------------------------------------------------------------------

CHANGES IN CHARGES


We reserve the right in the future to (1) make a charge for certain taxes or reserves set aside for taxes (see "Our taxes" later in this prospectus); (2) make a charge for the operating expenses of our variable investment options (including, without limitation, SEC registration fees and related legal counsel fees and auditing fees); (3) make a charge of up to $25 for each transfer among investment options that you make; or (4) change our other current charges (in no event will they exceed the maximum charges guaranteed in your policy).


Any changes that we make in our current charges or charge rates will be by class of insured person and will be based on changes in future expectations about such factors as investment earnings, mortality experience, the length of time policies will remain in effect, premium payments, expenses and taxes. Any changes in charges may apply to then in-force policies, as well as to new policies.

Some of the principal risks of investing in a policy are as follows:

o If the investment options you choose perform poorly, you could lose some or all of the premiums you pay.

o If the investment options you choose do not make enough money to pay for the policy charges, you could have to pay more premiums to keep your policy from terminating.

o We can increase certain charges without your consent, within limits stated in your policy.

o You may have to pay a surrender charge if you wish to discontinue some or all of your insurance coverage under a policy.

Your policy permits other transactions that also have risks. These and other risks and benefits of investing in a policy are discussed in detail throughout this prospectus.


                                                    Risks you should consider  9

1. Policy features and benefits

--------------------------------------------------------------------------------

Incentive Life(SM) is a variable life insurance policy that provides you with flexible premium payment plans and benefits to meet your specific needs. The basic terms of the policy require you to make certain payments in return for life insurance coverage. The payments you can make and the coverage you can receive in this "base policy" are described below.


You can also add riders to your base policy that can increase the benefits you receive and affect the amounts you pay in certain circumstances. Those riders, including the Incentive Term rider and Ten-year term insurance rider, are discussed in "Other benefits you can add by rider" later in this prospectus.



HOW YOU CAN PAY FOR AND CONTRIBUTE TO YOUR POLICY

PREMIUM PAYMENTS. We call the amounts you contribute to your policy "premiums" or "premium payments." The amount we require as your first premium varies depending on the specifics of your policy and the insured person. Each subsequent premium payment must be at least $100, although we can increase this minimum if we give you advance notice. (Policies on an automatic premium payment plan may have different minimums.) Otherwise, with a few exceptions mentioned below, you can make premium payments at any time and in any amount.


SECTION 1035 EXCHANGES OF POLICIES WITH OUTSTANDING LOANS. If we approve, you may purchase an Incentive Life(SM) policy through an assignment and exchange of another life insurance policy with a cash surrender value pursuant to a valid Internal Revenue Code Section 1035 exchange. If such other policy is subject to a policy loan, we may permit you to carry over all or a portion of such loan to the Incentive Life(SM) policy, subject to our administrative rules then in effect. In this case, we will treat any cash paid, plus any loaned amount carried over to the Incentive Life(SM) policy, as premium received in consideration of our issuing the policy. If we allow you to carry over all or a portion of any such outstanding loan, then we will hold amounts securing such loan in the same manner as the collateral for any other policy loan, and your policy also will be subject to all our other rules regarding loans (see "Borrowing from your policy" later in this prospectus).


--------------------------------------------------------------------------------
You can generally pay premiums at such times and in such amounts as you like, so long as you don't exceed certain limits determined by the federal income tax laws applicable to life insurance.
--------------------------------------------------------------------------------


LIMITS ON PREMIUM PAYMENTS. The federal tax law definition of "life insurance" limits your ability to pay certain high levels of premiums (relative to the amount of your policy's insurance coverage). Also, if your premium payments exceed certain other amounts specified under the Internal Revenue Code, your policy will become a "modified endowment contract," which may subject you to additional taxes and penalties on any distributions from your policy. See "Tax information" later in this prospectus. We may return any premium payments that would exceed those limits to you.


You can ask your financial professional to provide you with an Illustration of Policy Benefits that shows you the amount of premium you can pay, based on various assumptions, without exceeding these tax law limits. The tax law limits can change as a result of certain changes you make to your policy. For example, a reduction in the face amount of your policy may reduce the amount of premiums that you can pay.


If at any time when your policy's account value is high enough that the alternative death benefit discussed later in this prospectus would apply, we reserve the right to limit the amount of any premiums that you pay, unless the insured person provides us with adequate evidence that he/she continues to meet our requirements for issuing insurance.


PLANNED PERIODIC PREMIUMS. Page 3 of your policy will specify a "planned periodic premium." This is the amount that you request us to bill you. However, payment of these or any other specific amounts of premiums is not mandatory. You need to pay only the amount of premiums (if any) necessary to keep your policy from lapsing and terminating as discussed below.


THE MINIMUM AMOUNT OF PREMIUMS YOU MUST PAY

POLICY "LAPSE" AND TERMINATION. Your policy will lapse (also referred to in your policy as "default") if it does not have enough "net cash surrender value" to pay your policy's monthly charges when due unless


o you have paid sufficient premiums to maintain one of our available guarantees against termination and your policy is still within the period of that guarantee and you do not have an outstanding loan (see "You can guarantee that your policy will not terminate before a certain date" below) or

o you have elected the "paid up" death benefit guarantee and it remains in effect and you do not have an outstanding loan (see "You can elect a "paid up" death benefit guarantee" below).


("Net cash surrender value" is explained under "Surrendering your policy for its net cash surrender value" later in this prospectus.)

We will mail a notice to you at your last known address if your policy lapses. You will have a 61-day grace period to pay at least an amount prescribed in your policy which would be enough to keep your policy in force for approximately three months (without regard to investment performance). You may not make any transfers or request any other policy changes during a grace period. If we do not receive your payment by the end of the grace period, your policy (and all riders to the


10  Policy features and benefits
policy) will terminate without value and all coverage under your policy will cease. We will mail an additional notice to you if your policy terminates.

--------------------------------------------------------------------------------
Your policy will terminate if you don't either (i) pay enough premiums to pay the charges we deduct or (ii) maintain in effect one of the guarantees that can keep your policy from terminating. However, we will first send you a notice and give you a chance to pay any shortfall.
--------------------------------------------------------------------------------

You may owe taxes if your policy terminates while you have a loan outstanding, even though you receive no additional money from your policy at that time. See "Tax information," later in this prospectus.

RESTORING A TERMINATED POLICY. To have your policy "restored" (put back in force), you must apply within six months after the date of termination. In some states, you may have a longer period of time. You must also present evidence of insurability satisfactory to us and pay at least the amount of premium that we require. Your policy contains additional information about the minimum amount of this premium and about the values and terms of the policy after it is restored.


YOU CAN GUARANTEE THAT YOUR POLICY WILL NOT TERMINATE BEFORE A CERTAIN DATE


You can generally guarantee that your policy will not terminate for a number of years by paying at least certain specified amounts of premium. We call these amounts "guarantee premiums" and they will be set forth on page 3 of your policy. In most states you have three options for how long the guarantee will last. One of these options is discussed below under "Enhanced death benefit guarantee." The other two guarantee options are as follows:

(1) a guarantee for the first five years of your policy (the policy calls this the "no-lapse guarantee")

                                       or

(2) a guarantee until the insured reaches age 70, but in no case less than 10 years (the policy calls this the "death benefit guarantee"). If your policy is issued with the Incentive Term rider, the "death benefit guarantee" is not available. See the Incentive Term rider section under "Other benefits you can add by rider" later in this prospectus, for more information.

In some states, these guarantees may be unavailable, limited to shorter periods, or referred to by different names.

We make no extra charge for either of these two guarantees against policy termination. However, in order for either of those guarantees to be available, you must have satisfied the "guarantee premium test" (discussed below) and you must not have any outstanding policy loans. Maintaining the "age 70/10 year" guarantee against policy termination (where available) will require you to pay more premiums than maintaining only the five-year guarantee.


--------------------------------------------------------------------------------
In most states, if you pay at least certain prescribed amounts of premiums, and have no policy loans, your policy will not terminate for a number of years, even if the value in your policy becomes insufficient to pay the monthly charges.
--------------------------------------------------------------------------------

GUARANTEE PREMIUM TEST. If your policy's net cash surrender value is not sufficient to pay a monthly deduction that has become due, we check to see if the cumulative amount of premiums that you have paid to date at least equals the cumulative guarantee premiums due to date for either of the two above-listed guarantee options that are then available under your policy. If it does, your policy will not lapse, provided that you have no policy loans outstanding (or you repay all of such loans before the end of the 61-day grace period mentioned above) and provided that the period of the corresponding guarantee has not expired.


When we calculate the cumulative amount of guarantee premiums for the two above-listed guarantees, we compound each amount at a 4% annual interest rate from its due date through the date of the calculation. (This interest rate is only for purposes of determining whether you have satisfied the guarantee test for an available duration. It does not bear any relation to the returns you will actually earn or any loan interest you will actually pay.) We use the same calculation for determining the cumulative amount of premiums paid, beginning with the date each premium is received. The amount of premiums you must pay to maintain a guarantee against termination will be increased by the cumulative amount of any partial withdrawals you have taken from your policy (calculated by the same method, beginning with the date of withdrawal).


ENHANCED DEATH BENEFIT GUARANTEE. On your application for a policy, you may elect an enhanced death benefit guarantee rider, that will guarantee your policy against termination for a longer period of time than either of the two guarantee options described above. If elected, a monthly charge of $.02 per $1,000 of the policy's face amount is deducted from your account value for this guarantee. To elect this feature, all of your policy's account value must be allocated to our variable investment options.

While the enhanced death benefit guarantee is in effect, your policy will not lapse, even if your net cash surrender value is insufficient to pay a monthly deduction that has become due, as long as you do not have an outstanding loan (or you repay the loan within the 61-day grace period). This guarantee is available for the following periods:

(a) If you have always chosen death benefit Option A, for the life of the insured person; or


(b) If you have ever selected death benefit Option B (even if you subsequently changed it to Option A), until the later of the policy anniversary nearest to when the insured person reaches age 80 or the end of the 15th year of the policy.

This option is not available in all states or if your policy is issued with the Incentive Term rider.

If you have elected the enhanced death benefit guarantee, we test on each policy anniversary to see if the required premium (the enhanced death benefit "guarantee premium") has been paid. (The enhanced death benefit guarantee premium will be set forth on page 3 of your policy.) The required premium has been paid if the total of all premiums paid, less all withdrawals, is at least equal to the total of all enhanced death benefit guarantee premiums due to date. Unlike the test for the shorter duration guarantees discussed above, we do not compound these amounts using any hypothetical interest rate.



                                                Policy features and benefits  11

If the required premium has not been paid as of any policy anniversary, we will mail you a notice requesting that you send us the shortfall. If we do not receive this additional premium, the enhanced death benefit guarantee will terminate. The enhanced death benefit guarantee also will terminate if you request that we cancel it, or if you allocate any value to our guaranteed interest option. If the enhanced death benefit guarantee terminates, the related charge terminates, as well. Once terminated, this guarantee can never be reinstated or restored.


GUARANTEE PREMIUMS. The amount of the guarantee premiums for each of the guarantees discussed above is set forth in your policy if that guarantee is available to you. The guarantee premiums are actuarially determined at policy issuance and depend on the age and other insurance risk characteristics of the insured person, as well as the amount of the coverage and additional features you select. Certain additional benefit riders will cause the guarantee premiums to increase after policy issue. The guarantee premiums also may change if, for example, the face amount of the policy or a rider changes, a rider is added or eliminated, or if there is a change in the insured person's risk characteristics. We will send you a new policy page showing any change in your guarantee premiums. Any change will be prospective only, and no change will extend a guarantee period beyond its original number of years.


If you want to be billed for a guarantee premium amount, you must specify a planned periodic premium that at least equals the guarantee premium that you plan to pay. If you wish your bills for planned periodic premiums to cover your guarantee premiums, please remember to change your planned periodic premium amount, as necessary, if you take any action that causes your guarantee premiums to change.


YOU CAN ELECT A "PAID UP" DEATH BENEFIT GUARANTEE


In most states, you may elect to take advantage of our "paid up" death benefit guarantee at any time after the fourth year of your policy. If you elect the paid up death benefit guarantee, we may initially reduce your base policy's face amount (see below). Thereafter, your policy will not lapse and the death benefit will never be less than the base policy's face amount, so long as the guarantee remains in effect. The guarantee will terminate, however, if (i) at any time following the election, the sum of any outstanding policy loans, accrued interest, and any "restricted" amount due to exercise of a living benefits rider, together with any then applicable surrender charge, exceeds your policy's account value or if (ii) you request us to terminate the election.


In order to elect the paid up death benefit guarantee:

o you must have death benefit "Option A" in effect (see "About your life insurance benefit" below);

o you must terminate any riders to your policy that carry additional charges, including the Incentive Term rider;

o the election must not cause the policy to lose its qualification as life insurance under the Internal Revenue Code or require a current distribution from the policy to avoid such disqualification; and


o the election must not reduce the face amount (see below) to less than the minimum face amount for which we would then issue a policy.

The paid up death benefit guarantee applies only to your base policy's face amount, and not to the face amount or other coverage under any riders that (as noted above) must be terminated when the guarantee is elected.

POSSIBLE REDUCTION OF FACE AMOUNT. The face amount of your policy after this guarantee is elected is the lesser of (a) the face amount immediately before the election or (b) the policy account value divided by a factor based on the then age of the insured person. The factors are set forth in your policy. As a general matter, the factors change as the insured person ages so that, if your account value stayed the same, the result of the calculation under clause (b) above would be lower the longer your policy is in force.

If electing the paid up death benefit guarantee causes a reduction in face amount, we will deduct the same portion of any remaining surrender charge as we would have deducted if you had requested that decrease directly (rather than electing the paid up death benefit guarantee). (See "Charges and expenses you will pay" earlier in this prospectus.)


OTHER EFFECTS OF THIS GUARANTEE. You generally may continue to pay premiums after you have elected the paid up death benefit guarantee (subject to the same limits as before), but premium payments are not required. If the election causes your face amount to decrease, however, the amount of additional premiums you can pay, if any, may be reduced. You may continue to make transfers, but you may not change the death benefit option or add riders that have their own charges while the paid up death benefit guarantee is in effect.


Partial withdrawals while the paid up death benefit guarantee is in effect will generally be subject to the same terms and conditions as any other partial withdrawal (see "Making withdrawals from your policy" later in this prospectus), except that:


o We may decline your request for a partial withdrawal (or any other policy change) under the circumstances described in the paid up death benefit guarantee policy endorsement. If this occurs, you may wish to consider asking us to terminate the paid up death benefit guarantee.

o Partial withdrawals (and any distributions we may be required to make for tax purposes) will generally reduce your policy's face amount by more than the amount of the withdrawal.


Election of the paid up death benefit guarantee may cause your policy to become a modified endowment contract under certain circumstances. See "Tax treatment of distributions to you" under "Tax information," later in this prospectus. You should consult your tax advisor before making this election.


INVESTMENT OPTIONS WITHIN YOUR POLICY

We will initially put all unloaned amounts which you have allocated to variable investment options into our EQ/Alliance Money Market investment option. On the first business day following the twentieth day after your policy is issued (the "Allocation Date"), we will re-allocate that investment in accordance with your premium allocation instructions then in effect. You give such instructions in your application to purchase a policy. You can change the premium allocation percentages at any time, but this will not affect any prior



12  Policy features and benefits
allocations. The allocation percentages that you specify must always be in whole numbers and total exactly 100%.

--------------------------------------------------------------------------------
You can choose among variable investment options.
--------------------------------------------------------------------------------

VARIABLE INVESTMENT OPTIONS. The available variable investment options are listed on the front cover of this prospectus. (Your policy and other supplemental materials may refer to these as "Investment Funds".) The investment results you will achieve in any one of these options will depend on the investment performance of the corresponding Portfolio that shares the same name as that option. That Portfolio follows investment practices, policies and objectives that are appropriate to the variable investment option you have chosen. You can lose your principal when investing in the variable investment options. In periods of poor market performance, the net return, after charges and expenses, may result in negative yields, including for the EQ/Alliance Money Market variable investment option.


You should note that some of the Trusts' portfolios have objectives and strategies that are substantially similar to those of certain retail funds; they may even have the same manager(s) and/or a similar name. However, there are numerous factors that can contribute to differences in performance between two investments, particularly over short periods of time. Such factors include the timing of stock purchases and sales; differences in fund cash flows; and specific strategies employed by the portfolio manager. The advisors who make the investment decisions for each Portfolio are as follows:


o  AIM Capital Management, Inc. (advises a portion of AXA Premier VIP Health
   Care)

o Alliance Capital Management L.P. (for each EQ/Alliance option, for EQ/Balanced, EQ/Equity 500 Index, EQ/High Yield and EQ/Bernstein Diversified Value; also advises a portion of EQ/Aggressive Stock)

o American Express Financial Corporation (advises EQ/AXP New Dimensions and EQ/AXP Strategy Aggressive)

o AXA Rosenberg Investment Management LLC (advises a portion of AXA Premier VIP Small/Mid Cap Value)

o  BlackRock Advisors, Inc. (advises a portion of AXA Premier VIP Core Bond)

o The Boston Company Asset Management LLC (advises a portion of AXA Premier VIP Small/Mid Cap Value)

o Capital Guardian Trust Company (for the EQ/Capital Guardian options; also, advises a portion of EQ/Balanced)

o Dresdner RCM Global Investors, LLC (advises a portion of AXA Premier VIP Health Care)

o Evergreen Investment Management Company, LLC (for the EQ/Evergreen Omega option)

o Fidelity Management & Research Company (for the EQ/FI Mid Cap and the EQ/FI Small/Mid Cap Value options)

o  Janus Capital Management LLC (for the EQ/Janus Large Cap Growth option)

o  Jennison Associates, LLC (advises a portion of EQ/Balanced)

o Marsico Capital Management, LLC (for the EQ/Marsico Focus option; also, advises a portion of EQ/Aggressive Stock)

o MFS Investment Management (for the "EQ/MFS" options; also, advises a portion of EQ/Aggressive Stock)

o Mercury Advisors (for the EQ/Mercury Basic Value Equity option; also advises a portion of EQ/Balanced)

o Morgan Stanley Investment Management (for the EQ/Emerging Markets Equity option)

o Pacific Investment Management Company, LLC (PIMCO) (advises a portion of AXA Premier VIP Core Bond)

o  Provident Investment Counsel, Inc. (advises a portion of EQ/ Aggressive
   Stock)

o  Prudential Investments LLC (advises a portion of EQ/Balanced)

o  Putnam Investment Management, LLC (for the EQ/Putnam options)

o TCW Investment Management Company (advises a portion of AXA Premier VIP Small/Mid Cap Value)

o  Wellington Management, LLP (advises a portion of AXA Premier VIP Health Care)

Each Portfolio is a part of EQ Advisors Trust or AXA Premier VIP Trust. Equitable Life serves as investment manager of the Trusts. As such, Equitable Life oversees the activities of the above-listed advisors with respect to the Trusts and is responsible for retaining or discontinuing the services of those advisors. (Prior to September 1999, EQ Financial Consultants, Inc., the predecessor to AXA Advisors, LLC and an affiliate of Equitable Life, served as investment manager to EQ Advisors Trust.) You will find other important information about each Portfolio in the separate prospectuses for each Trust attached at the end of this prospectus. We may add or delete variable investment options or Portfolios at any time.


GUARANTEED INTEREST OPTION. You can also allocate some or all of your policy's value to our guaranteed interest option. We, in turn, invest such amounts as part of our general assets. Periodically, we declare a fixed rate of interest (3% minimum) on amounts you allocate to our guaranteed interest option. (The guaranteed interest option is part of what your policy and other supplemental material may refer to as the "Guaranteed Interest Account.")

--------------------------------------------------------------------------------
We will pay at least 3% annual interest on our guaranteed interest option.
--------------------------------------------------------------------------------

ABOUT YOUR LIFE INSURANCE BENEFIT


YOUR POLICY'S FACE AMOUNT. In your application to buy an Incentive Life(SM) policy, you tell us how much insurance coverage you want on the life of the insured person. We call this the "face amount" of the base policy. $50,000 is the smallest amount of coverage you can request.


If you are applying for $1.1 million or more of coverage, you should consider whether it would be to your advantage to take out some of


                                                Policy features and benefits  13
your coverage under our Incentive Term rider. This rider generally provides fewer guarantees and lower charges. See "Other benefits you can add by rider" below.

--------------------------------------------------------------------------------
If the insured person dies, we pay a life insurance benefit to the
"beneficiary" you have named. The amount we pay depends on whether you have chosen death benefit Option A or death benefit Option B.
--------------------------------------------------------------------------------

YOUR POLICY'S "DEATH BENEFIT" OPTIONS. In your policy application, you also choose whether the basic amount (or "benefit") we will pay if the insured person dies is

o Option A -- THE POLICY'S FACE AMOUNT on the date of the insured person's death. The amount of this death benefit doesn't change over time, unless you take any action that changes the policy's face amount;

                                       or

o Option B -- THE FACE AMOUNT PLUS THE POLICY'S "ACCOUNT VALUE" on the date of death. Under this option, the amount of death benefit generally changes from day to day, because many factors (including investment performance, charges, premium payments and withdrawals) affect your policy's account value.


Your policy's "account value" is the total amount that at any time is earning interest for you or being credited with investment gains and losses under your policy. (Account value is discussed in more detail under "Determining your policy's value" later in this prospectus.)


Under Option B, your policy's death benefit will tend to be higher than under Option A. As a result, the monthly insurance charge we deduct will also be higher, to compensate us for our additional risk.

ALTERNATIVE HIGHER DEATH BENEFIT IN LIMITED CASES. Your policy is designed to always provide a minimum level of insurance protection relative to your policy's value, in part to meet the Internal Revenue Code's definition of "life insurance." Thus, we will automatically pay an alternative death benefit if it is HIGHER than the basic Option A or Option B death benefit you have selected. This alternative death benefit is computed by multiplying your policy's account value on the insured person's date of death by a percentage specified in your policy. The percentage depends on the insured person's age. Representative percentages are as follows:

--------------------------------------------------------------------------------
If the value in your policy is high enough, relative to the face amount, the life insurance benefit will automatically be greater than the Option A or
Option B death benefit you have selected.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Age*   40 and under    45      50      55      60      65
--------------------------------------------------------------------------------
   %     250%            215%    185%    150%    130%    120%
--------------------------------------------------------------------------------
        70      75-95   99-Over
--------------------------------------------------------------------------------
   %     115%    105%    101%
--------------------------------------------------------------------------------

* For the then-current policy year.

This higher alternative death benefit exposes us to greater insurance risk than the regular Option A and B death benefits. Because the cost of insurance charges we make under your policy are based in part on the amount of our risk, you will pay more cost of insurance charges for any periods during which the higher alternative death benefit is the operative one.

OTHER ADJUSTMENTS TO DEATH BENEFIT. We will increase the death benefit proceeds by the amount of any other benefits we owe upon the insured person's death under any optional riders which are in effect.


We will reduce the death benefit proceeds by the amount of any outstanding policy loans and unpaid loan interest, as well as any amount of monthly charges under the policy that remain unpaid because the insured person died during a grace period. We also reduce the death benefit if we have already paid part of it under a living benefits rider. We reduce it by the amount of the living benefits payment plus interest. See "Your option to receive a living benefit" later in this prospectus.

--------------------------------------------------------------------------------
You can request a change in your death benefit option any time after the second year of the policy; however changes to Option B are not permitted after the insured person reaches age 81.
--------------------------------------------------------------------------------

CHANGE OF DEATH BENEFIT OPTION. If you change from Option A to B, we automatically reduce your base policy's face amount by an amount equal to your policy's account value at the time of the change. We may refuse this change if the policy's face amount would be reduced below our then current minimum for new policies. Changes from Option A to Option B are not permitted once the insured person reaches age 81.

If you change from Option B to A, we automatically increase your base policy's face amount by an amount equal to your policy's account value at the time of the change.


If the alternative death benefit (discussed above) is higher than the base policy's death benefit at the time of the change in death benefit option,

o we will determine the new base policy face amount somewhat differently from the general procedures described above, and

o we will automatically reduce the face amount of any Incentive Term rider that you then have in effect (we discuss the Incentive Term rider below under "Other benefits you can add by rider").


We will not deduct or establish any amount of surrender charge as a result of a change in death benefit option. Please refer to "Tax information" later in this prospectus, to learn about certain possible income tax consequences that may result from a change in death benefit option, including the effect of an increase or decrease in face amount.



YOU CAN INCREASE OR DECREASE YOUR INSURANCE COVERAGE

If the face amount increase endorsement is issued with your policy, you may increase the life insurance coverage under your policy by requesting an increase in your policy's face amount. You can do so any time after the first year of your policy. You may request a decrease in your policy's face amount any time after the second year of your policy. The requested increase or decrease must be at least $10,000. Please refer to "Tax information" for certain possible tax consequences of changing the face amount.


14  Policy features and benefits

We can refuse any requested increase or decrease. We will not approve any increase or decrease if we are at that time being required to waive charges or pay premiums under any optional disability waiver rider that is part of the policy. We will also not approve a face amount increase if the insured person has reached age 81. The following additional conditions also apply:

FACE AMOUNT INCREASES. We treat an increase in face amount in many respects as if it were the issuance of a new policy. For example, you must submit satisfactory evidence that the insured person still meets our requirements for coverage. Also, we establish additional amounts of surrender charge and guarantee premiums under your policy for the face amount increase, reflecting the amount of additional coverage.

In most states, you can cancel the face amount increase within 10 days after you receive a new policy page showing the increase. If you cancel, we will reverse any charges attributable to the increase and recalculate all values under your policy to what they would have been had the increase not taken place.


The monthly insurance charge we make for the amount of the increase will be based on the age and other insurance risk characteristics of the insured person and the policy year at the time of the increase. If we refuse a requested face amount increase because the insured person's risk characteristics have become less favorable, we may issue the additional coverage as a separate Incentive Life(SM) policy with a different insurance risk classification. In that case, we would waive the monthly administrative charge that otherwise would apply to that separate policy.


FACE AMOUNT DECREASES. You may not reduce the face amount below the minimum we are then requiring for new policies. Nor will we permit a decrease that would cause your policy to fail the Internal Revenue Code's definition of life insurance. Guarantee premiums, as well as our monthly deductions for the cost of insurance coverage, will generally decrease from the time you reduce the face amount.

If you reduce the face amount during the first 15 years of your policy, or during the first 15 years after a face amount increase you have requested, we will deduct all or part of the remaining surrender charge from your policy. Assuming you have not previously changed the face amount, the amount of surrender charge we will deduct will be determined by dividing the amount of the decrease by the initial face amount and multiplying that fraction by the total amount of surrender charge that still remains applicable to your policy. We deduct the charge from the same investment options as if it were a part of a regular monthly deduction under your policy.


In some cases, we may have to make a distribution to you from your policy at the time we decrease your policy's face amount. This may be necessary in order to preserve your policy's status as life insurance under the Internal Revenue Code. We may also be required to make such a distribution to you in the future on account of a prior decrease in face amount. This could have adverse tax consequences.



OTHER BENEFITS YOU CAN ADD BY RIDER

You may be eligible for the following other optional benefits we currently make available by rider:


o  term insurance on the insured person (Incentive Term rider)


o  disability waiver benefits

o  accidental death benefit

o  option to purchase additional insurance

o  cost-of-living rider

o  children's term insurance

o  ten-year term insurance on the insured person or an additional insured person


We add the following riders automatically at no charge:

o  substitution of insured person rider

o waiver of surrender charge due to tax law change rider (for certain future federal estate tax repeal situations)

o  living benefits rider


Equitable Life or your financial professional can provide you with more information about these riders. Some of these riders may only be selected at issue. Some benefits are not available in combination with others. The riders provide additional information, and we will furnish samples of them to you on request. The maximum amount of any charge we make for a rider will be set forth in the rider or in the policy itself. We can, however, add, delete, or modify the riders we are making available, at any time before they become effective as part of your policy.


THE INCENTIVE TERM RIDER. The Incentive Term rider allows you to purchase additional coverage on the insured person if the face amount of your base Incentive Life(SM) policy is $1,000,000 or more. The minimum amount available is $100,000 and the maximum amount is equal to 80% of the total amount (which is the base policy face amount plus the face amount under the Incentive Term rider). Choosing term coverage under this rider in lieu of coverage under your base Incentive Life(SM) policy can reduce your total charges. Our "cost of insurance" charges under the Incentive Term rider are currently lower than they are for coverage under the base policy, and this coverage does not have surrender charges. We reserve the right to raise the insurance rates for this rider at any time so that they could exceed the rates for the base policy. But rates for the term rider will not be raised above the maximum rates we are permitted to charge under your base policy.

If your policy is issued with an Incentive Term rider, the "death benefit guarantee" and the "enhanced" death benefit guarantee are not available. Further, the "paid up" death benefit guarantee is only available with respect to the base coverage. Therefore, if any of these death benefit guarantees is your priority, you should not take any coverage under the Incentive Term rider.

Except as noted in the next sentence, if you request a face amount decrease (or a partial withdrawal that results in a face amount decrease) or a face amount increase, we will adjust your base policy face amount and your Incentive Term rider face amount proportionately, so that the ratio between the two remains the same. However, to the extent that such a reduction of the base policy face amount would cause the face amount to fall below the minimum we are then requiring for new policies, we will make such reduction from the Incentive Term rider face amount only.



                                                Policy features and benefits  15

Any change in the death benefit option will not change the Incentive Term rider's face amount, unless the alternative death benefit is in effect. If it is, any change in your death benefit option will cause your Incentive Term rider's face amount to be automatically reduced as discussed above under "Change of death benefit option" in "Policy features and benefits."


When the alternative death benefit becomes applicable, the death benefit under the base policy is increased and the death benefit under the Incentive Term rider is automatically reduced by the same amount (but not below zero).

THE OPTION TO PURCHASE ADDITIONAL INSURANCE. The option to purchase additional insurance rider permits you to purchase additional coverage on the insured person, without evidence of insurability, if specified events occur.

THE COST-OF-LIVING RIDER. The cost-of-living rider provides for scheduled automatic face amount increases that, within limits, reflect increases in the Consumer Price Index. These automatic face amount increases will result in a prospective increase in your guarantee premiums and an additional surrender charge, in the same manner as would any other face amount increase you request.


See also "Tax information" later in this prospectus for certain possible tax consequences of face amount increases or adding or deleting riders.



YOUR OPTIONS FOR RECEIVING POLICY PROCEEDS

BENEFICIARY OF DEATH BENEFIT. You designate your policy's beneficiary in your policy application. You can change the beneficiary at any other time during the insured person's life. If no beneficiary is living when the insured person dies, we will pay the death benefit proceeds in equal shares to the insured person's surviving children. If there are no surviving children, we will instead pay the insured person's estate.

PAYMENT OPTIONS FOR DEATH BENEFIT. In your policy application, or at any other time during the insured person's life, you may choose among several payment options for all or part of any death benefit proceeds that subsequently become payable. These payment options are described in the policy and may result in varying tax consequences. A payment option selected by the policy's owner cannot be changed by the beneficiary after the insured person dies. The terms and conditions of each option are set out in a separate contract that we will send to the payee when a payment option goes into effect. Equitable Life or your financial professional can provide you with samples of such contracts on request.

--------------------------------------------------------------------------------
You can choose to have the proceeds from the policy's life insurance benefit paid under one of our payment options, rather than as a single sum.
--------------------------------------------------------------------------------

If you have not elected a payment option, we will pay any death benefit in a single sum. If the beneficiary is a natural person (i.e., not an entity such as a corporation or trust) we will pay any such single sum death benefit through an interest-bearing checking account (the "Equitable Access AccountTM") that we will automatically open for the beneficiary. The beneficiary will have immediate access to the proceeds by writing a check on the account. We pay interest on the proceeds from the date of death to the date the beneficiary closes the Equitable Access Account.


If a financial professional has assisted the beneficiary in preparing the documents that are required for payment of the death benefit, we will send the Equitable Access Account checkbook or check to the financial professional within the periods specified for death benefit payments under "When we pay policy proceeds," later in this prospectus. Our financial professionals will take reasonable steps to arrange for prompt delivery to the beneficiary.


PAYMENT OPTIONS FOR SURRENDER AND WITHDRAWAL PROCEEDS. You can also choose to receive all or part of any proceeds from a surrender or withdrawal from your policy under one of the above referenced payment options, rather than as a single sum.


YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

If for any reason you are not satisfied with your policy, you may return it to us for a full refund of the premiums paid. In some states, we will adjust this amount for any investment performance (whether positive or negative).


To exercise this cancellation right, you must mail the policy directly to our Administrative Office with a written request to cancel. Your cancellation request must be postmarked within 10 days after you receive the policy and your coverage will terminate as of the date of the postmark. In some states or situations, this "free look" period is longer than 10 days. Your policy will indicate the length of your "free look" period.


VARIATIONS AMONG INCENTIVE LIFE(SM) POLICIES


Time periods and other terms and conditions described in this prospectus may vary due to legal requirements in your state. These variations will be reflected in your policy.


Equitable Life also may vary the charges and other terms of Incentive Life(SM) where special circumstances result in sales or administrative expenses or mortality risks that are different from those normally associated with Incentive Life(SM). We will make such variations only in accordance with uniform rules that we establish.


Equitable Life or your financial professional can advise you about any variations that may apply to your policy.


OTHER EQUITABLE LIFE POLICIES

We offer a variety of fixed and variable life insurance policies which offer policy features, including investment options, that are different from those offered by this prospectus. Not every policy is offered through your financial professional. You can contact us to find out more about any other Equitable Life insurance policy.


16  Policy features and benefits

2. Determining your policy's value

--------------------------------------------------------------------------------

YOUR ACCOUNT VALUE

As set forth earlier in this prospectus, we deduct certain charges from each premium payment you make. We credit the rest of each premium payment to your policy's "account value." You instruct us to allocate your account value to one or more of the policy's investment options indicated on the front cover of this prospectus.


Your account value is the total of (i) your amounts in our variable investment options, (ii) your amounts in our guaranteed interest option other than in
(iii), and (iii) any amounts that we are holding to secure policy loans that you have taken (including any interest on those amounts which has not yet been allocated to the variable investment options). See "Borrowing from your policy" later in this prospectus. (Your policy and other supplemental material may refer to (ii) and (iii) above as our "Guaranteed Interest Account.") These amounts are subject to certain charges discussed in "Charges and expenses you will pay" earlier in this prospectus.


--------------------------------------------------------------------------------
Your account value will be credited with the same returns as are achieved by the Portfolios or guaranteed interest option that you select, and is reduced by the amount of charges we deduct under the policy.
--------------------------------------------------------------------------------


YOUR POLICY'S VALUE IN OUR VARIABLE INVESTMENT OPTIONS. We invest the account value that you have allocated to any variable investment option in shares of the corresponding Portfolio. Your value in each variable investment option is measured by "units."


The number of your units in any variable investment option does not change, absent an event or transaction under your policy that involves moving assets into or out of that option. Whenever any amount is withdrawn or otherwise deducted from one of your policy's variable investment options, we "redeem" (cancel) the number of units that has a value equal to that amount. This can happen, for example, when all or a portion of monthly deductions and transaction-based charges are allocated to that option, or when loans, transfers, withdrawals and surrenders are made from that option. Similarly, you "purchase" additional units having the same value as the amount of any premium, loan repayment, or transfer that you allocate to that option.


The value of each unit will increase or decrease each business day, as though you had invested in the corresponding Portfolio's shares directly (and reinvested all dividends and distributions from the Portfolio in additional Portfolio shares). The units' values will be reduced, however, by the amount of the mortality and expense risk charge for that period (see "Table of policy charges" in "Charges and expenses you will pay" earlier in this prospectus). On any day, your value in any variable investment option equals the number of units credited to your policy under that option, multiplied by that day's value for one such unit.

YOUR POLICY'S VALUE IN OUR GUARANTEED INTEREST OPTION. Your policy's value in our guaranteed interest option includes: (i) any amounts you have specifically requested that we allocate to that option and (ii) any "restricted" amounts that we hold in that option as a result of your election to receive a living benefit. (These restricted amounts may be referred to in your policy as "liened policy amounts".) See "Your option to receive a living benefit" later in this prospectus. We credit all of such amounts with interest at rates we declare from time to time. We guarantee that these rates will not be less than a 3% effective annual rate. The mortality and expense risk charge mentioned earlier in this prospectus does not apply to our guaranteed interest option.

Amounts may be allocated to or removed from your policy's value in our guaranteed interest option for the same purposes as described earlier in this prospectus for the variable investment options. We credit your policy with a number of dollars in that option that equals any amount that is being allocated to it. Similarly, if amounts are being removed from your guaranteed interest option for any reason, we reduce the amount you have credited to that option on a dollar-for-dollar basis.



                                             Determining your policy's value  17

3. Transferring your money among our investment options

--------------------------------------------------------------------------------
TRANSFERS YOU CAN MAKE
--------------------------------------------------------------------------------
You can transfer among our variable investment options and into our guaranteed interest option.
--------------------------------------------------------------------------------
After your policy's Allocation Date, you can transfer amounts from one investment option to another. The total of all transfers you make on the same day must be at least $500; except that you may transfer your entire balance in an investment option, even if it is less than $500. You may submit a written request for a transfer to our Administrative Office, you can make a telephone request or you can make a request over the Internet (see below).

--------------------------------------------------------------------------------
Transfers out of our guaranteed interest option are more limited.
--------------------------------------------------------------------------------


RESTRICTIONS ON TRANSFER OUT OF THE GUARANTEED INTEREST OPTION. We only permit you to make one transfer out of our guaranteed interest option during each policy year. (No such limit applies to transfers out of our variable investment options.) Also, the maximum transfer from our guaranteed interest option is the greater of (a) 25% of your then current balance in that option (b) $500, or (c) the amount (if any) that you transferred out of the guaranteed interest option during the immediately preceding policy year.


We will not accept a request to transfer out of the guaranteed interest option unless we receive it within the period beginning 30 days before and ending 60 days after an anniversary of your policy. If we receive the request within that period, the transfer will occur as of that anniversary or, if later, the date we receive it.


TRANSFER CHARGE. We do not currently make any charge for transfers. We reserve the right, however, to impose up to a $25 charge for each transfer you make. This charge will never apply to a transfer of all of your variable investment option amounts to our guaranteed interest option, or to any transfer pursuant to our dollar cost averaging or asset rebalancing service, as discussed below.



TELEPHONE AND EQACCESS TRANSFERS


TELEPHONE TRANSFERS. You can make telephone transfers by following one of two procedures:

o if you are both the policy's insured person and its owner, by calling the number under "By toll-free phone" in "How to reach us" earlier in this prospectus, from a touch tone phone; or

o whether or not you are both the insured person and owner, by sending us a signed telephone transfer authorization form. Once we have the form on file, we will provide you with a toll-free telephone number to make transfers.


For more information see "Telephone and EQAccess requests" later in this prospectus. We allow only one request for telephone transfers each day (although that request can cover multiple transfers), and we will not allow you to revoke a telephone transfer. If you are unable to reach us by telephone, you should send a written transfer request to our Administrative Office.


EQACCESS TRANSFERS. You can make transfers over the Internet if you are the owner of the policy. You may do this by visiting our Web site and enrolling in EQAccess. This service may not always be available. Generally, the above described restrictions relating to telephone transfers also apply to EQAccess transfers.


DISRUPTIVE TRANSFER ACTIVITY. We reserve the right to limit access to these services if we determine that you are engaged in a disruptive transfer activity, such as "market timing" (see "Disruptive transfer activity" in "More information about other matters").

OUR DOLLAR COST AVERAGING SERVICE

We offer a dollar cost averaging service. This service allows you to gradually allocate amounts to the variable investment options by periodically transferring approximately the same dollar amount to the variable investment options you select. This will cause you to purchase more units if the unit's value is low, and fewer units if the unit's value is high. Therefore, you may achieve a lower average cost per unit over the long term.

--------------------------------------------------------------------------------
Using the dollar cost averaging service does not guarantee that you will earn a profit or be protected against losses.
--------------------------------------------------------------------------------

Our dollar cost averaging service (also referred to as our "automatic transfer service") enables you to make automatic monthly transfers from the EQ/Alliance Money Market option to our other variable investment options. You may elect the dollar cost averaging service with your policy application or at any later time (provided you are not using the asset rebalancing service described below). At least $5,000 must be allocated to the EQ/Alliance Money Market option to begin using the dollar cost averaging service. You can choose up to eight other variable investment options to receive the automatic transfers, but each transfer to each option must be at least $50.

This service terminates when the EQ/Alliance Money Market option is depleted. You can also cancel the dollar cost averaging service at any time. You may not simultaneously participate in the asset rebalancing service and the dollar cost averaging service.


OUR ASSET REBALANCING SERVICE

You may wish us to periodically redistribute the amounts you have in our variable investment options so that the relative amount of your account value in each variable option is restored to an asset allocation that you select. You can accomplish this automatically through our asset rebalancing service. The rebalancing may be at quarterly, semiannual, or annual intervals.

You may specify asset allocation percentages for up to eight variable investment options. The allocation percentage you specify for each variable investment option selected must be at least 5% (whole per-


18 Transferring your money among our investment options centages only) of the total value you hold under the variable investment options, and the sum of the percentages must equal 100%. You may not simultaneously participate in the asset rebalancing service and the dollar cost averaging service (discussed above).


You may request the asset rebalancing service in your policy application or at any later time. You may change your allocation instructions or discontinue participation in the asset rebalancing service at any time.


                        Transferring your money among our investment options  19

4. Accessing your money

--------------------------------------------------------------------------------

BORROWING FROM YOUR POLICY


You may borrow up to 90% of the difference between your policy's account value and any surrender charges that are in effect under your policy. (In your policy, this "difference" is referred to as your Cash Surrender Value.) However, the amount you can borrow will be reduced by any amount that we hold on a "restricted" basis following your receipt of a living benefits payment, as well as by any other loans (and accrued loan interest) you have outstanding. See "Your option to receive a living benefit" below.


--------------------------------------------------------------------------------
You can use policy loans to obtain funds from your policy without surrender charges or, in most cases, paying current income taxes. However, the borrowed amount is no longer credited with the investment results of any of our investment options under the policy.
--------------------------------------------------------------------------------

When you take a policy loan, we remove an amount equal to the loan from one or more of your investment options and hold it as collateral for the loan's repayment. (Your policy may sometimes refer to the collateral as the "loaned policy account.") We hold this loan collateral under the same terms and conditions as apply to amounts supporting our guaranteed interest option, with several exceptions:

o  you cannot make transfers or withdrawals of the collateral;

o we expect to credit different rates of interest to loan collateral than we credit under our guaranteed interest option;

o  we do not count the collateral when we compute our customer loyalty credit;
   and

o  the collateral is not available to pay policy charges.

When you request your loan, you should tell us how much of the loan collateral you wish to have taken from any amounts you have in each of our investment options. If you do not give us directions (or if we are making the loan automatically to cover unpaid loan interest), we will take the loan from your investment options in the same proportion as we are then taking monthly deductions for charges. If that is not possible, we will take the loan from your investment options in proportion to your value in each.


LOAN INTEREST WE CHARGE. The interest we charge on a policy loan accrues daily at an adjustable interest rate. We determine the rate at the beginning of each year of your policy and that rate applies to all policy loans that are outstanding at any time during the year. The maximum rate is the greater of (a) 4% or (b) the "Monthly Average Corporate" yield published in Moody's Corporate Bond Yield Averages for the month that ends two months before the interest rate is set. (If that average is no longer published, we will use another average, as the policy provides.) In no event, however, will the loan interest rate be greater than 15%. We will notify you of the current loan interest rate when you apply for a loan, and will notify you in advance of any rate increase.


Loan interest payments are due on each policy anniversary. If not paid when due, we automatically add the interest as a new policy loan.


INTEREST THAT WE CREDIT ON LOAN COLLATERAL. Under our current rules, the annual interest rate we credit on your loan collateral during any of your policy's first fifteen years will be 1% less than the rate we are then charging you for policy loan interest, and, beginning in the policy's 16th year, equal to the loan interest rate. The elimination of the rate differential is not guaranteed, however. Accordingly, we have discretion to increase the rate differential for any period, including under policies that are already in force (and may have outstanding loans). We do guarantee that the annual rate of interest credited on your loan collateral will never be less than 3% and that the differential will not exceed 2% (except if tax law changes increase the taxes we pay on policy loans or loan interest). Because we first offered Incentive Life(SM) policies in 1999 the interest rate differential has not yet been eliminated under any in-force policies.


We credit interest on your loan collateral daily. On each anniversary of your policy (or when your policy loans are fully repaid) we transfer that interest to your policy's investment options in the same proportions as if it were a premium payment.


EFFECTS OF POLICY LOANS. A loan can reduce the length of time that your insurance remains in force, because the amount we set aside as loan collateral cannot be used to pay charges as they become due. A loan can also cause any paid up guaranteed death benefit to terminate or may cause any other guarantee against termination to become unavailable. We will deduct any outstanding policy loan plus accrued loan interest from your policy's proceeds if you do not pay it back. Even if a loan is not taxable when made, it may later become taxable, for example, upon termination or surrender. See "Tax information" below for a discussion of the tax consequences of policy loans.

PAYING OFF YOUR LOAN. You can repay all or part of your loan at any time. We normally assume that payments you send us are premium payments. Therefore, you must submit instructions with your payment indicating that it is a loan repayment. If you send us more than all of the loan principal and interest you owe, we will treat the excess as a premium payment.


When you send us a loan repayment, we will transfer an amount equal to such repayment from your loan collateral back to the investment options under your policy. First we will restore any amounts that, before being designated as loan collateral, had been in the guaranteed interest option under your policy. We will allocate any additional repayments among investment options as you instruct; or, if you don't instruct us, in the same proportion as if they were premium payments.


MAKING WITHDRAWALS FROM YOUR POLICY

You may make a partial withdrawal of your net cash surrender value (defined below) at any time after the first year of your policy. The request must be for at least $500, however, and we have discretion to decline any request. If you do not tell us from which investment


20  Accessing your money
options you wish us to take the withdrawal, we will use the same allocation that then applies for the monthly deductions we make for charges; and, if that is not possible, we will take the withdrawal from all of your investment options in proportion to your value in each.


--------------------------------------------------------------------------------
You can withdraw all or part of your policy's net cash surrender value, although you may incur tax consequences by doing so.
--------------------------------------------------------------------------------

EFFECT OF PARTIAL WITHDRAWALS ON INSURANCE COVERAGE. If the Option A death benefit is in effect, a partial withdrawal results in a dollar-for-dollar reduction in the policy's face amount (and, hence, an equal reduction in the Option A death benefit). If the paid up death benefit guarantee is in effect, a partial withdrawal will generally reduce the face amount by more than the amount of the withdrawal. Face amount reductions that occur automatically as a result of withdrawals, however, do not result in our deducting any portion of any then remaining surrender charge. We will not permit a partial withdrawal that would reduce the face amount below our minimum for new policy issuances at the time, or that would cause the policy to no longer be treated as life insurance for federal income tax purposes.


If death benefit Option B is in effect, a partial withdrawal reduces the death benefit on a dollar for dollar basis, but does not affect the face amount.


The result is different, however, during any time when the alternative death benefit (discussed earlier in this prospectus) would be higher than the Option A or B death benefit you have selected. In that case, a partial withdrawal will cause the death benefit to decrease by more than the amount of the withdrawal, even if the paid up death benefit guarantee is not then in effect. A partial withdrawal reduces the amount of your premium payments that counts toward maintaining our other guarantees against termination, as well. A partial withdrawal may increase the chance that your policy could lapse because of insufficient value to pay policy charges as they fall due or because it could result in a death benefit guarantee not being in effect.

You should refer to "Tax information" below, for information about possible tax consequences of partial withdrawals and any associated reduction in policy benefits.


SURRENDERING YOUR POLICY FOR ITS NET CASH SURRENDER VALUE


You can surrender (give us back) your policy for its "net cash surrender value" at any time. The net cash surrender value equals your account value, minus any outstanding loans and unpaid loan interest, minus any amount of your account value that is "restricted" as a result of previously distributed "living benefits," and minus any surrender charge that then remains applicable. The surrender charge is described in "Charges and expenses you will pay" earlier in this prospectus.

Please refer to "Tax information" below for the possible tax consequences of surrendering your policy and applicable waivers of surrender charges in the event of federal estate tax repeal.


YOUR OPTION TO RECEIVE A LIVING BENEFIT


Subject to our insurance underwriting guidelines and availability in your state, your policy will automatically include our living benefits rider. This feature enables you to receive a portion (generally 75%) of the policy's death benefit (excluding death benefits payable under certain other policy riders), if the insured person has a terminal illness (as defined in the rider).

We make no additional charge for the rider. However, if you tell us that you do not wish to have the living benefits rider added at issue, but you later ask to add it, we will need to evaluate the insurance risk at that time, and we may decline to issue the rider.


If you receive a living benefit, the remaining benefits under your policy will be affected. We will deduct the amount of any living benefit we have paid, plus interest (as specified in the rider), from the death benefit proceeds that become payable under the policy if and when the insured person dies.


When we pay a living benefit we automatically transfer a pro rata portion of your policy's net cash surrender value to the policy's guaranteed interest option. This amount, together with the interest we charge thereon, will be "restricted"-- that is, it will not be available for any loans, transfers or partial withdrawals that you may wish to make. In addition, it may not be used to satisfy the charges we deduct from your policy's value. We will deduct these restricted amounts from any subsequent surrender proceeds that we pay. (In your policy, we refer to this as a "lien" we establish against your policy.)

The receipt of a living benefits payment may qualify for exclusion from income tax. See "Tax information" below. Receipt of a living benefits payment may affect your eligibility for certain government benefits or entitlements.


--------------------------------------------------------------------------------
You can arrange to receive a "living benefit" if the insured person becomes terminally ill.
--------------------------------------------------------------------------------

                                                        Accessing your money  21

5. Tax information

--------------------------------------------------------------------------------
This discussion is based on current federal income tax law and interpretations. It assumes that the policyowner is a natural person who is a U.S. citizen and resident. The tax effects on corporate taxpayers, non-U.S. residents or non-U.S. citizens may be different. This discussion is general in nature, and should not be considered tax advice, for which you should consult a qualified tax advisor.


BASIC TAX TREATMENT FOR YOU AND YOUR BENEFICIARY


An Incentive Life(SM) policy will be treated as "life insurance" for federal income tax purposes (a) if it meets the definition of life insurance under
Section 7702 of the Internal Revenue Code (the "Code") and (b) as long as the investments made by the underlying Portfolios satisfy certain investment diversification requirements under Section 817(h) of the Code. We believe that the policies will meet these requirements and, therefore, that


o the death benefit received by the beneficiary under your policy generally will not be subject to federal income tax; and

o increases in your policy's account value as a result of interest or investment experience will not be subject to federal income tax, unless and until there is a distribution from your policy, such as a surrender, a partial withdrawal, loan or a payment to you.


There may be different tax consequences if you assign your policy or designate a new owner. See "Assigning your policy" later in this prospectus.



TAX TREATMENT OF DISTRIBUTIONS TO YOU

The federal income tax consequences of a distribution from your policy depend on whether your policy is a "modified endowment contract" (sometimes also referred to as an "MEC"). In all cases, however, the character of any income described below as being taxable to the recipient will be ordinary income (as opposed to capital gain).

TESTING FOR MODIFIED ENDOWMENT CONTRACT STATUS. Your policy will be a "modified endowment contract" if, at any time during the first seven years of your policy, you have paid a cumulative amount of premiums that exceeds the cumulative seven-pay limit. The cumulative seven-pay limit is the amount of premiums that you would have paid by that time under a similar fixed-benefit insurance policy that was designed (based on certain assumptions mandated under the Code) to provide for paid up future benefits after the payment of seven equal annual premiums. ("Paid up" means that no future premiums would be required.) This is called the "seven-pay" test.

Whenever there is a "material change" under a policy, the policy will generally be (a) treated as a new contract for purposes of determining whether the policy is a modified endowment contract and (b) subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prescribed formula, the account value of the policy at the time of such change. A materially changed policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit at any time during the new seven-pay period. A "material change" for these purposes could occur as a result of a change in death benefit option, the selection of additional rider benefits, an increase in your policy's face amount (including pursuant to our cost-of-living rider), or certain other changes.

If your policy's benefits are reduced during its first seven years (or within seven years after a material change), the seven-pay limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. (Such a reduction in benefits could include, for example, a requested decrease in face amount, the termination of additional benefits under a rider or, in some cases, a partial withdrawal.) If the premiums previously paid are greater than the recalculated (lower) seven-pay limit, the policy will become a modified endowment contract.

A life insurance policy that you receive in exchange for a modified endowment contract will also be considered a modified endowment contract.


In addition to the above premium limits for testing for modified endowment status, there are overall limits on the amount of premiums you may pay under your policy in order for it to qualify as life insurance. Changes made to your policy, for example, a decrease in face amount (including any decrease that may occur as a result of a partial withdrawal) or other decrease in benefits may impact the maximum amount of premiums that can be paid, as well as the maximum amount of account value that may be maintained under the policy. In some cases, this may cause us to take current or future action in order to assure that your policy continues to qualify as life insurance, including distribution of amounts to you that may be includible as income. See "Changes we can make" later in this prospectus.


TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS NOT A MODIFIED ENDOWMENT CONTRACT. As long as your policy remains in force as a non-modified endowment contract, policy loans will be treated as indebtedness, and no part of the loan proceeds will be subject to current federal income tax. Interest on the loan will generally not be tax deductible, although interest credited on loan collateral may become taxable under the rules below if distributed.

If you make a partial withdrawal after the first 15 years of your policy, the proceeds will not be subject to federal income tax except to the extent such proceeds exceed your "basis" in your policy. (Your basis generally will equal the premiums you have paid, less the amount of any previous distributions from your policy that were not taxable.) During the first 15 years, however, the proceeds from a partial withdrawal could be subject to federal income tax, under a complex formula, to the extent that your account value exceeds your basis.

Upon full surrender, any amount by which the proceeds we pay (including amounts we use to discharge any policy loan and unpaid


22  Tax information
loan interest) exceed your basis in the policy will be subject to federal income tax. IN ADDITION, IF A POLICY TERMINATES AFTER A GRACE PERIOD, THE EXTINGUISHMENT OF ANY THEN-OUTSTANDING POLICY LOAN AND UNPAID LOAN INTEREST WILL BE TREATED AS A DISTRIBUTION AND COULD BE SUBJECT TO TAX UNDER THE FOREGOING RULES. Finally, if you make an assignment of rights or benefits under your policy, you may be deemed to have received a distribution from your policy, all or part of which may be taxable.

TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS A MODIFIED ENDOWMENT CONTRACT. Any distribution from your policy will be taxed on an "income-first" basis if your policy is a modified endowment contract. Distributions for this purpose include a loan (including any increase in the loan amount to pay interest on an existing loan or an assignment or a pledge to secure a loan) or withdrawal. Any such distributions will be considered taxable income to you to the extent your account value exceeds your basis in the policy. (For modified endowment contracts, your basis is similar to the basis described above for other policies, except that it also would be increased by the amount of any prior loan under your policy that was considered taxable income to you.)

For purposes of determining the taxable portion of any distribution, all modified endowment contracts issued by Equitable Life (or its affiliate) to the same owner (excluding certain qualified plans) during any calendar year are treated as if they were a single contract.

A 10% penalty tax also will apply to the taxable portion of most distributions from a policy that is a modified endowment contract. The penalty tax will not, however, apply to (i) taxpayers whose actual age is at least 59-1/2, (ii) distributions in the case of a disability (as defined in the Code) or (iii) distributions received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

IF YOUR POLICY TERMINATES AFTER A GRACE PERIOD, THE EXTINGUISHMENT OF ANY THEN OUTSTANDING POLICY LOAN AND UNPAID LOAN INTEREST WILL BE TREATED AS A DISTRIBUTION (to the extent the loan was not previously treated as such) and could be subject to tax, including the 10% penalty tax, as described above. In addition, upon a full surrender, any excess of the proceeds we pay (including any amounts we use to discharge any loan) over your basis in the policy, will be subject to federal income tax and, unless an exception applies, the 10% penalty tax.

Distributions that occur during a year of your policy in which it becomes a modified endowment contract, and during any subsequent years, will be taxed as described in the four preceding paragraphs. In addition, distributions from a policy within two years before it becomes a modified endowment contract also will be subject to tax in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

RESTORATION OF A TERMINATED POLICY. For tax purposes, some restorations of a policy that terminated after a grace period may be treated as the purchase of a new policy.


TAX TREATMENT OF LIVING BENEFITS PROCEEDS

Amounts received under an insurance policy on the life of an individual who is terminally ill, as defined by the tax law, are generally excludable from the payee's gross income. We believe that the benefits provided under our living benefits rider meet the tax law's definition of terminally ill and can qualify for this income tax exclusion. This exclusion does not apply to amounts paid to someone other than the insured person, however, if the payee has an insurable interest in the insured person's life only because the insured person is a director, officer or employee of the payee or by reason of the insured person being financially interested in any trade or business carried on by the payee.


EFFECT OF POLICY ON INTEREST DEDUCTIONS TAKEN BY BUSINESS ENTITIES

Ownership of a policy by a trade or business entity can limit the amount of any interest on business borrowings that entity otherwise could deduct for federal income tax purposes, even though such business borrowings may be unrelated to the policy. To avoid the limit, the insured person must be an officer, director, employee or 20% owner of the trade or business entity when coverage on that person commences.

The limit does not generally apply for policies owned by natural persons (even if those persons are conducting a trade or business as sole proprietorships), unless a trade or business entity that is not a sole proprietorship is a direct or indirect beneficiary under the policy. Entities commonly have such a beneficial interest, for example, in so-called "split dollar" arrangements. If the trade or business entity has such an interest in a policy, it will be treated the same as if it owned the policy for purposes of the limit on deducting interest on unrelated business income.

The limit generally applies only to policies issued after June 8, 1997 in taxable years ending after such date. However, for this purpose, any material increase in face amount that you request, or other material change in a policy, will be treated as the issuance of a new policy.

In cases where the above-discussed limit on deductibility applies, the non-deductible portion of unrelated interest on business loans is determined by multiplying the total amount of such interest by a fraction. The numerator of the fraction is the policy's average account value (excluding amounts we are holding to secure any policy loans) for the year in question, and the denominator is the average for the year of the aggregate tax bases of all the entity's other assets.

Any corporate, trade, or business use of a policy should be carefully reviewed by your tax advisor with attention to these rules, as well as the other rules and possible pending legislative proposals which might further restrict available exceptions to this limit on interest deductions or make other tax law changes with respect to such coverage.

REQUIREMENT THAT WE DIVERSIFY INVESTMENTS

Under Section 817(h) of the Code, the Treasury Department has issued regulations that implement investment diversification requirements. Failure to comply with these regulations would disqualify your policy as a life insurance policy under Section 7702 of the Code. If this were to occur, you would be subject to federal income tax on any income


                                                             Tax information  23
and gains under the policy and the death benefit proceeds would lose their income tax-free status. These consequences would continue for the period of the disqualification and for subsequent periods. Through the Portfolios, we intend to comply with the applicable diversification requirements.


ESTATE, GIFT, AND GENERATION-SKIPPING TAXES

If the policy's owner is the insured person, the death benefit will generally be includable in the owner's estate for purposes of federal estate tax. If the owner is not the insured person, and the owner dies before the insured person, the value of the policy would be includable in the owner's estate. If the owner is neither the insured person nor the beneficiary, the owner will be considered to have made a gift to the beneficiary of the death benefit proceeds when they become payable.


In general, a person will not owe estate or gift taxes until gifts made by such person, plus that person's taxable estate, total at least $1 million. (For estate tax purposes only, this amount is scheduled to rise at periodic intervals to $3.5 million in 2009. For year 2010, the estate tax is scheduled to be repealed. For years 2011 and thereafter the estate tax is reinstated and the gift and estate tax exemption referred to above would again be $1 million.) For this purpose, however, certain amounts may be deductible or excludable, such as gifts and bequests to a person's spouse or charitable institutions and certain gifts of $11,000 (previously the amount was $10,000) or less per year for each recipient.

As a general rule, if you make a "transfer" to a person two or more generations younger than you, a generation-skipping tax may be payable. Generation-skipping transactions would include, for example, a case where a grandparent "skips" his or her children and names his or her grandchildren as a policy's beneficiaries. In that case, the generation-skipping "transfer" would be deemed to occur when the insurance proceeds are paid. The generation-skipping tax rates are similar to the maximum estate tax rate in effect at the time. Individuals, however, are generally allowed an aggregate generation-skipping tax exemption of $1 million (indexed annually for inflation, e.g., $1,100,000 for 2002). Beginning in year 2004, this exemption will be the same as the amounts discussed above for estate taxes, including a full repeal in year 2010, then return to current law in years 2011 and thereafter. Beginning in 2011, at any time during which there is no federal estate tax in effect, we will waive any surrender charges that would otherwise apply, upon a surrender of your policy or a reduction of the face amount of insurance.


The particular situation of each policyowner, insured person or beneficiary will determine how ownership or receipt of policy proceeds will be treated for purposes of federal estate, gift and generation-skipping taxes, as well as state and local estate, inheritance and other taxes. Because these rules are complex, you should consult with a qualified tax adviser for specific information, especially where benefits are passing to younger generations.

PENSION AND PROFIT-SHARING PLANS

There are special limits on the amount of insurance that may be purchased by a trust or other entity that forms part of a pension or profit-sharing plan qualified under Section 401(a) or 403 of the Code. In addition, the federal income tax consequences will be different from those described in this prospectus. These rules are complex, and you should consult a qualified tax advisor.

OTHER EMPLOYEE BENEFIT PROGRAMS


Complex rules may also apply when a policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of other employee benefits. Employees may have imputed income for the value of any economic benefit provided by the employer. There may be other tax implications, as well. Among other issues, these policyowners must consider whether the policy was applied for by or issued to a person having an insurable interest under applicable state law and with the insured person's consent. The lack of an insurable interest or consent may, among other things, affect the qualification of the policy as life insurance for federal income tax purposes and the right of the beneficiary to receive a death benefit. In early 2002 the IRS issued a Notice and opening of a regulations project concerning the taxation of split-dollar life insurance arrangements. Transition and grandfathering rules, among other items, should be carefully reviewed when considering such arrangements.



ERISA

Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974. You should consult a qualified legal advisor.


OUR TAXES


The operations of our Separate Account FP are reported in our federal income tax return. The Separate Account's investment income and capital gains, however, are, for tax purposes, reflected in our variable life insurance policy reserves. Therefore, we currently pay no taxes on such income and gains and impose no charge for such taxes. We reserve the right to impose a charge in the future for taxes incurred; for example, a charge to the Separate Account for income taxes incurred by us that are allocable to the policies.


If our state, local or other tax expenses increase, we may add or increase our charges for such taxes when they are attributable to Separate Account FP, based on premiums, or otherwise allocable to the policies.


WHEN WE WITHHOLD TAXES FROM DISTRIBUTIONS

Generally, unless you provide us with a satisfactory written election to the contrary prior to the distribution, we are required to withhold income tax from any proceeds we distribute as part of a taxable transaction under your policy. If you do not wish us to withhold tax from the payment, or if we do not withhold enough, you may have to pay later, and you may incur penalties under the estimated income tax rules. In some cases, where generation skipping taxes may apply, we may also be required to withhold for such taxes unless we are provided satisfactory notification that no such taxes are due. States may also require us to withhold tax on distributions to you. Special withholding rules apply if you are not a U.S. resident or not a U.S. citizen.


24  Tax information

POSSIBILITY OF FUTURE TAX CHANGES

The U.S. Congress frequently considers legislation that, if enacted, could change the tax treatment of life insurance policies or increase the taxes we pay in connection with such policies. In addition, the Treasury Department may amend existing regulations, issue regulations on the qualification of life insurance and modified endowment contracts, or adopt new or clarifying interpretations of existing law. State and local tax law or, if you are not a U.S. citizen and resident, foreign tax law, may also affect the tax consequences to you, the insured person or your beneficiary, and are subject to change or change in interpretation. Any changes in federal, state, local or foreign tax law or interpretations could have a retroactive effect both on our taxes and on the way your policy is taxed.

The Treasury Department has the authority to issue guidelines prescribing the circumstances in which your ability to direct your investment to particular Portfolios within an insurance policy may cause you, rather than the insurance company, to be treated as the owner of the portfolio shares attributable to your policy. In that case, income and gains attributable to such Portfolio shares would be included in your gross income for federal income tax purposes.


                                                             Tax information  25

6. More information about procedures that apply to your policy

--------------------------------------------------------------------------------
This section provides further detail about certain subjects that are addressed in the previous pages. The following discussion generally does not repeat the information already contained in those pages.

WAYS TO MAKE PREMIUM AND LOAN PAYMENTS

CHECKS AND MONEY ORDERS. Premiums or loan payments generally must be paid by check or money order drawn on a U.S. bank in U.S. dollars and made payable to "Equitable Life."


We prefer that you make each payment to us with a single check drawn on your business or personal bank account. We also will accept a single money order, bank draft or cashier's check payable directly to Equitable Life, although we must report such "cash equivalent" payments to the Internal Revenue Service under certain circumstances. Cash and travelers' checks, or any payments in foreign currency, are not acceptable. We will accept third-party checks payable to someone other than Equitable Life and endorsed over to Equitable Life only
(1) as a direct payment from a qualified retirement plan or (2) if they are made out to a trustee who owns the policy and endorses the entire check (without any refund) as a payment to the policy.


REQUIREMENTS FOR SURRENDER REQUESTS

Your surrender request must include the policy number, your name, your tax identification number, the name of the insured person, and the address where proceeds should be mailed. The request must be signed by you, as the owner, and by any joint owner, collateral assignee or irrevocable beneficiary. We may also require you to complete specific tax forms.

Finally, in order for your surrender request to be complete, you must return your policy to us.

WAYS WE PAY POLICY PROCEEDS

The payee for death benefit or other policy proceeds (e.g. upon surrenders) may name a successor to receive any amounts that we still owe following the payee's death. Otherwise, we will pay any such amounts to the payee's estate.

We must approve any payment arrangements that involve more than one payment option, or a payee who is not a natural person (for example, a corporation), or a payee who is a fiduciary. Also, the details of all payment arrangements will be subject to our rules at the time the arrangements are selected and take effect. This includes rules on the minimum amount we will pay under an option, minimum amounts for installment payments, withdrawal or commutation rights (your rights to receive payments over time, for which we may offer a lump sum payment), the naming of payees, and the methods for proving the payee's age and continued survival.

ASSIGNING YOUR POLICY

You may assign (transfer) your rights in a policy to someone else as collateral for a loan, to effect a change of ownership or for some other reason, if we agree. Collateral assignments may also sometimes be used in connection with dividing the benefits of the policy under a split-dollar arrangement, which will also have its own tax consequences. A copy of the assignment must be forwarded to our Administrative Office. We are not responsible for any payment we make or any action we take before we receive notice of the assignment or for the validity of the assignment. An absolute assignment is a change of ownership.


Certain transfers for value may subject you to income tax and penalties and cause the death benefit to lose its income-tax free treatment. Further, a gift of a policy that has a loan outstanding may be treated as part gift and part transfer for value, which could result in both gift tax and income tax consequences. As for split-dollar arrangements, the IRS has issued a Notice in early 2002 of both new and interim guidance and a regulations project as to the taxation of such arrangements. You should consult your tax advisor prior to making a transfer or other assignment.



DATES AND PRICES AT WHICH POLICY EVENTS OCCUR

We describe below the general rules for when, and at what prices, events under your policy will occur. Other portions of this prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.


DATE OF RECEIPT. Where this prospectus refers to the day when we receive a payment, request, election, or notice from you, we usually mean the day on which that item (or the last thing necessary for us to process that item) arrives in complete and proper form at our Administrative Office or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.

BUSINESS DAYS. Business day is every day that the New York Stock Exchange is open for regular trading. A business day ends at the time regular trading on the exchange closes (or is suspended) for the day. We compute unit values for our variable investment options as of the end of each business day. This usually is 4:00 p.m., Eastern Time.

PAYMENTS YOU MAKE. The following are reflected in your policy as of the date we receive them:

o premium payments received after the policy's investment start date (discussed below)

o  loan repayments and interest payments

REQUESTS YOU MAKE. The following transactions occur as of the date we receive your request:


o  withdrawals

o  tax withholding elections

o  face amount decreases that result from a withdrawal


26  More information about procedures that apply to your policy

o  changes of allocation percentages for premium payments or monthly deductions

o  surrenders

o  changes of beneficiary

o  transfers from a variable investment option to the guaranteed interest option

o  changes in form of death benefit payment

o  loans

o  transfers among variable investment options

o  assignments

o  termination of paid up death benefit guarantee

The following transactions occur on your policy's next monthly anniversary that coincides with or follows the date we approve your request:

o  changes in face amount

o  election of paid up death benefit guarantee

o  changes in death benefit option

o  changes of insured person

o  termination of enhanced death benefit guarantee

o  restoration of terminated policies

DOLLAR COST AVERAGING SERVICE. Transfers pursuant to our dollar cost averaging service (automatic transfer service) occur as of the first day of each policy month. If you request the dollar cost averaging service in your original policy application, the first transfer will occur as of the first day of the second policy month after your policy's initial Allocation Date. If you request this service at any later time, we make the first such transfer as of your policy's first monthly anniversary that coincides with or follows the date we receive your request.

ASSET REBALANCING SERVICE. If you request the asset rebalancing service, the first redistribution will be on the date you specify or the date we receive your request, if later. However, no rebalancing will occur before your policy's Allocation Date. Subsequent periodic rebalancings occur quarterly, semiannually or annually, as you have requested.


DELAY IN CERTAIN CASES. We may delay allocating any payment you make to our variable investment options, or any transfer, for the same reasons stated in "Delay of variable investment option proceeds" later in this prospectus. We may also delay such transactions for any other legally permitted purpose.


PRICES APPLICABLE TO POLICY TRANSACTIONS. If a transaction will increase or decrease the amount you have in a variable investment option as of a certain date, we process the transaction using the unit values for that option computed as of that day's close of business, unless that day is not a business day. In that case, we use unit values computed as of the next business day's close.

EFFECT OF DEATH OR SURRENDER. You may not make any surrender or partial withdrawal request after the insured person has died. Also, all insurance coverage ends on the date as of which we process any request for a surrender.

POLICY ISSUANCE

REGISTER DATE. When we issue a policy, we assign it a "register date," which will be shown in the policy. We measure the months, years, and anniversaries of your policy from your policy's register date.

o If you submit the full minimum initial premium to your financial professional at the time you sign the application and before the policy is issued, and we issue the policy as it was applied for, then the register date will be the later of (a) the date you signed part I of the policy application or (b) the date a medical professional signed part II of the policy application.

o If we do not receive your full minimum initial premium at our Administrative Office before the issue date or, if we issue the policy on a different basis than you applied for, the register date will be the same as the date we actually issue the policy (the "issue date").

Policies that would otherwise receive a register date of the 29th, 30th or 31st of any month will receive a register date of the 28th of that month.

We may also permit an earlier than customary register date (a) for employer-sponsored cases, to accommodate a common register date for all employees or (b) to provide a younger age at issue. (A younger age at issue reduces the monthly charges that we deduct under a policy.) The charges and deductions commence as of the register date, even when we have permitted an early register date. We may also permit policyowners to delay a register date (up to three months) in employer-sponsored cases.


INVESTMENT START DATE. This is the date your investment first begins to earn a return for you in our EQ/Alliance Money Market option (prior to the Allocation
Date). Generally, this is the register date, or, if later, the date we receive your full minimum initial premium at our Administrative Office.

COMMENCEMENT OF INSURANCE COVERAGE. You must give the full minimum initial premium to your financial professional on or before the day the policy is delivered to you. No insurance under your policy will take effect unless (1) the insured person is still living at the time such payment and delivery are completed and (2) the information in the application continues to be true and complete, without material change, as of the time of such payment. If you submit the full minimum initial premium with your application, we may, subject to certain conditions, provide a limited amount of temporary insurance on the proposed insured person. You may request and review a copy of our temporary insurance agreement for more information about the terms and conditions of that coverage. If you do not submit the full minimum initial premium with your application and the minimum initial premium is paid upon delivery, your monthly charges commence as of the register date. Generally, the register date will be earlier than the date coverage begins.

NON-ISSUANCE. If, after considering your application, we decide not to issue a policy, we will refund any premium you have paid, without interest.

AGE; AGE AT ISSUE. Unless the context in this prospectus requires otherwise, we consider the insured person's "age" during any policy year to be his or her age on his or her birthday nearest to the beginning of that policy year. For example, the insured person's age for the first policy year ("age at issue") is that person's age on whichever birthday is closer to (i.e., before or after) the policy's register date.



                 More information about procedures that apply to your policy  27

GENDER-NEUTRAL POLICIES


Congress and various states have from time to time considered legislation that would require insurance rates to be the same for males and females. In addition, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of Incentive Life(SM) in connection with an employment-related insurance or benefit plan. In a 1983 decision, the United States Supreme Court held that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

There will be no distinctions based on sex in the cost of insurance rates for Incentive Life(SM) policies sold in Montana. We will also make such gender-neutral policies available on request in connection with certain employee benefit plans. Cost of insurance rates applicable to a gender-neutral policy will not be greater than the comparable male rates under a gender specific Incentive Life(SM) policy.



28  More information about procedures that apply to your policy

7. More information about other matters

--------------------------------------------------------------------------------

YOUR VOTING PRIVILEGES


VOTING OF PORTFOLIO SHARES. As the legal owner of any Portfolio shares that support a variable investment option, we will attend (and have the right to vote at) any meeting of shareholders of the Portfolio (or the Trusts). To satisfy currently-applicable legal requirements, however, we will give you the opportunity to tell us how to vote the number of each Portfolio's shares that are attributable to your policy. We will vote shares attributable to policies for which we receive no instructions in the same proportion as the instructions we do receive from all policies that participate in our Separate Account FP (discussed below). With respect to any Portfolio shares that we are entitled to vote directly (because we do not hold them in a separate account or because they are not attributable to policies), we will vote in proportion to the instructions we have received from all holders of variable annuity and variable life insurance policies who are using that Portfolio.


Under current legal requirements, we may disregard the voting instructions we receive from policyowners only in certain narrow circumstances prescribed by SEC regulations. If we do, we will advise you of the reasons in the next annual or semiannual report we send to you.


VOTING AS POLICYOWNER. In addition to being able to instruct voting of Portfolio shares as discussed above, policyowners that use our variable investment options may in a few instances be called upon to vote on matters that are not the subject of a shareholder vote being taken by any Portfolio. If so, you will have one vote for each $100 of account value in any such option; and we will vote our interest in Separate Account FP in the same proportion as the instructions we receive from holders of Incentive Life(SM) and other policies that Separate Account FP supports.



ABOUT OUR SEPARATE ACCOUNT FP

Each variable investment option is a part (or "subaccount") of our Separate Account FP. We established Separate Account FP under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable life insurance policies. We are the legal owner of all of the assets in Separate Account FP and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our policies. The results of Separate Account FP's operations are accounted for without regard to Equitable Life's other operations.

Separate Account FP's predecessor was established on April 19, 1985 by our then wholly owned subsidiary, Equitable Variable Life Insurance Company. We established our Separate Account FP under New York Law on September 21, 1995. When Equitable Variable Life Insurance Company merged into Equitable Life, as of January 1, 1997, our Separate Account FP succeeded to all the assets, liabilities and operations of its predecessor.

Separate Account FP is registered with the SEC under the Investment Company Act of 1940 and is classified by that act as a "unit investment trust." The SEC, however, does not manage or supervise Equitable Life or Separate Account FP.


Each subaccount (variable investment option) of Separate Account FP available under Incentive Life(SM) invests solely in Class IB/B shares issued by the corresponding Portfolio of either Trust. Separate Account FP immediately reinvests all dividends and other distributions it receives from a Portfolio in additional shares of that Portfolio.

Each Trust sells its shares to Equitable Life separate accounts in connection with Equitable Life's variable life insurance and annuity products, to the trustee of a qualified plan for Equitable Life, and to separate accounts of insurance companies, both affiliated and unaffiliated with Equitable Life. We currently do not foresee any disadvantages to our policyowners arising out of this. However, the Board of Trustees of each Trust intends to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a Board's response insufficiently protects our policyowners, we will see to it that appropriate action is taken to do so. Also, if we ever believe that any of the Trusts' Portfolios is so large as to materially impair the investment performance of the Portfolio involved, we will examine other investment alternatives.


ABOUT OUR GENERAL ACCOUNT


Our general account assets support all of our obligations, (including those under the Incentive Life(SM) policies and, more specifically, the guaranteed interest option). Our general assets consist of all of our assets as to which no class or classes of our annuity or life insurance policies have any preferential claim. You will not share in the investment experience of our general account assets, however; and we have full discretion about how we invest those assets (subject only to any requirements of law).


Because of applicable exemptions and exclusions, we have not registered interests in the general account under the Securities Act of 1933 or registered the general account as an investment company with the SEC. Accordingly, neither the general account, the guaranteed interest option, nor any interests therein, are subject to regulation under those acts. The staff of the SEC has not reviewed the portions of this prospectus that relate to the general account and the guaranteed interest option. The disclosure, however, may be subject to certain provisions of the federal securities law relating to the accuracy and completeness of statements made in prospectuses.

We declare the rate of interest periodically, but it will not be less than 3%. We credit and compound the interest daily at an effective annual rate that equals the declared rate. The rates we are at any time declaring on outstanding policies may differ from the rates we are then declaring for newly issued policies.


                                        More information about other matters  29

YOU CAN CHANGE YOUR POLICY'S INSURED PERSON

After the policy's second year, we will permit you to request that a new insured person replace the existing one. This requires that you provide us with adequate evidence that the proposed new insured person meets our requirements for insurance. Other requirements are outlined in your policy.

Upon making this change, the monthly insurance charges we deduct will be based on the new insured person's insurance risk characteristics and may result in a loss of any death benefit guarantees. The change of insured person will not, however, affect the surrender charge computation for the amount of coverage that is then in force.


Substituting the insured person is a taxable event and may, depending upon individual circumstances, have other tax consequences as well. For example, the change could cause the policy to be a "modified endowment contract" or to fail the Internal Revenue Code's definition of "life insurance," unless we also distribute certain amounts to you from the policy. See "Tax information" earlier in this prospectus. You should consult your tax advisor prior to substituting the insured person. As a condition to substituting the insured person we may require you to sign a form acknowledging the potential tax consequences. In no event, however, will we permit a change that causes your policy to fail the definition of life insurance.



TRANSFERS OF YOUR ACCOUNT VALUE

TRANSFERS NOT IMPLEMENTED. When we cannot process part of a transfer request, we will not process any other part of the request. This could occur, for example, where the request does not comply with our transfer limitations, or where you request transfer of an amount greater than that currently allocated to an investment option.

Similarly, the dollar cost averaging service will terminate immediately if: (1) your amount in the EQ/Alliance Money Market option is insufficient to cover the automatic transfer amount; (2) your policy is in a grace period; or (3) we receive notice of the insured person's death. Similarly, the asset rebalancing program will terminate if either (2) or (3) occurs.


DISRUPTIVE TRANSFER ACTIVITY. You should note that the Incentive Life(SM) contract is not designed for professional "market timing" organizations or other organizations or individuals engaging in a market timing strategy, making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio. These kinds of strategies and transfer activities are disruptive to the underlying portfolios in which the variable investment options invest. If we determine that your transfer patterns among the variable investment options are disruptive to the underlying portfolios, we may among other things restrict the availability of personal telephone requests, facsimile transmissions, automated telephone services, Internet services or any electronic transfer services. We may also refuse to act on transfer instructions of an agent acting under a power of attorney who is acting on behalf of one or more owners. In making these determinations, we may consider the combined transfer activity in all annuity contracts and life insurance policies that we believe are under common ownership, control or direction.


We currently consider transfers into and out of (or vice versa) the same variable investment option within a five business day period as potentially disruptive transfer activity. In order to prevent disruptive activity, we monitor the frequency of transfers, including the size of transfers in relation to portfolio assets, in each underlying portfolio, and we take appropriate action, which may include the actions described above to restrict availability of voice, fax and automated transaction services, when we consider the activity of owners to be disruptive. We currently provide a letter to owners who have engaged in such activity of our intention to restrict such services. However, we may not continue to provide such letters. We may also, in our sole discretion and without further notice, change what we consider disruptive transfer activity, as well as change our procedures to restrict this activity.


TELEPHONE AND EQACCESS REQUESTS


If you are a properly authorized person, you may make transfers between investment options by telephone or over the Internet as described earlier in this prospectus under "Telephone and EQAccess transfers."

Also, you may make the following additional types of requests by calling the number under "By toll-free phone" in "How to reach us" from a touch-tone phone, if you are both the owner of the policy and the insured person, or through EQAccess if you are the individual owner:

o  changes of premium allocation percentages

o  changes of address

Currently, you may request a policy loan by calling the foll-free number.


For security purposes, all telephone requests are automatically tape-recorded and are invalid if the information given is incomplete or any portion of the request is inaudible. We have established procedures reasonably designed to confirm that telephone instructions are genuine. These include requiring personal identification information from the caller and providing subsequent written confirmation of the instructions.

If you wish to participate in EQAccess, you must first agree to the terms and conditions set forth in our EQAccess Online Services Agreement, which you can find at our Web site. For security purposes, you may not initiate any transactions relating to your policy for five (5) days after you have elected to use EQAccess. We will send you a confirmation letter by first class mail. Additionally, you will be required to use a password and protect it from unauthorized use. We will provide subsequent written confirmation of any EQAccess transactions. We will assume that all instructions received through EQAccess from anyone using your password are given by you; however, we reserve the right to refuse to process any transaction and/or block access to EQAccess if we have reason to believe the instructions given are unauthorized.

If we do not employ reasonable procedures to confirm the genuineness of telephone or Internet instructions, we may be liable for any losses arising out of any act or omission that constitutes negligence, lack of good faith, or willful misconduct. In light of our procedures, we will not be liable for following telephone or Internet instructions that we reasonably believe to be genuine.


30  More information about other matters

We reserve the right to refuse to process any telephone or Internet transactions if we have reason to believe that the request compromises the general security and/or integrity of our automated systems (see discussion of "Disruptive transfer activity" above).


Any telephone, Internet or facsimile transaction request that we receive after the close of a business day (which is usually 4:00 p.m. Eastern Time) will be processed as of the next business day. During times of extreme market activity, or for other reasons, you may be unable to contact us to make a telephone or Internet request. If this occurs, you should submit a written transaction request to our Administrative Office. We reserve the right to discontinue telephone or Internet transactions, or modify the procedures and conditions for such transactions, without notifying you, at any time.



DEDUCTING POLICY CHARGES


MONTHLY COST OF INSURANCE CHARGE. The monthly cost of insurance charge is determined by multiplying the cost of insurance rate that is then applicable to your policy by the amount we have at risk under your policy. Our amount at risk (also described in your policy as "net amount at risk") on any date is the difference between (a) the death benefit that would be payable if the insured person died on that date and (b) the then total account value under the policy. A greater amount at risk, or a higher cost of insurance rate, will result in a higher monthly charge.

Generally, the cost of insurance rate increases from one policy year to the next. This happens automatically because of the insured person's increasing age.

Our cost of insurance rates are guaranteed not to exceed those that will be specified in your policy. For most insured persons at most ages, our current rates are lower than those maximums. Therefore, we have the ability to raise these rates up to the guaranteed maximum at any time.

The guaranteed maximum cost of insurance rates for gender neutral Incentive Life(SM) policies for insureds who are age 18 or above are based on the 1980 Commissioner's Standard Ordinary SB Smoker and NB Non-Smoker Mortality Tables. The guaranteed maximum cost of insurance rates for gender neutral Incentive Life(SM) policies for insureds who are under age 18 are based on the 1980 Commissioner's Standard Ordinary Mortality Table B. For all other policies, for insureds who are age 18 or above, the guaranteed maximum cost of insurance rates are based on the 1980 Commissioner's Standard Ordinary Male and Female Smoker and Non-Smoker Mortality Tables. For insureds who are under age 18, the guaranteed maximum cost of insurance rates are based on the 1980 Commissioner's Standard Ordinary Male and Female Mortality Tables.


Our cost of insurance rates will generally be lower (except in Montana and in connection with certain employee benefit plans) if the insured person is a female than if a male. They also will generally be lower for non-tobacco users than tobacco users and lower for persons that have other highly favorable health characteristics, as compared to those that do not. On the other hand, insured persons who present particular health, occupational or avocational risks may be charged higher cost of insurance rates and other additional charges as specified in their policies. In addition, the current rates also vary depending on the duration of the policy (i.e., the length of time since the policy was issued).


We offer lower rates for non-tobacco users only if they are at least age 18. You may ask us to review a younger insured person's tobacco habits beginning on the policy anniversary on which such person is age 18.


DATE OF MONTHLY DEDUCTIONS. We make the regular monthly deductions as of the first day of each month of the policy.

PURPOSES OF POLICY CHARGES. The charges under the policies are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the policies. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the policies. If, as we expect, the charges that we collect from the policies exceed our total costs in connection with the policies, we will earn a profit. Otherwise, we will incur a loss.

The current and maximum rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge: e.g., the administrative charge, cost of insurance charge, and mortality and expense risk charge. However, the fact that any charge bears the name of, or is designed primarily to defray, a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the policies. The surrender charge, for example, is designed primarily to defray sales expenses, but may also be used to defray other expenses associated with your policy that we have not recovered by the time of any surrender. Similarly, the premium charge is designed primarily to defray sales and tax expenses we incur that are based on premium payments.

CUSTOMER LOYALTY CREDIT


We provide a customer loyalty credit for policies that have been in force for more than six years. This is added to the account value each month. The dollar amount of the credit is a percentage of the total amount you then have in our investment options (not including any value we are holding as collateral for any policy loans). The percentage credit is currently at an annual rate of .60% beginning in the policy's seventh year. This credit is not guaranteed, however. Because we first offered Incentive Life(SM) in 1999, no credit has yet been attained under any in-force policy.


SUICIDE AND CERTAIN MISSTATEMENTS

If an insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of an insured person, we will adjust the amount of any death benefit (and certain rider benefits), as described in the policy (or rider).

WHEN WE PAY POLICY PROCEEDS

GENERAL. We will generally pay any death benefit, surrender, withdrawal, or loan within seven days after we receive the request and any other required items.


                                        More information about other matters  31

CLEARANCE OF CHECKS. We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment or loan repayment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

DELAY OF GUARANTEED INTEREST OPTION PROCEEDS. We also have the right to defer payment or transfers of amounts out of our guaranteed interest option for up to six months. If we delay more than 30 days in paying you such amounts, we will pay interest of at least 3% per year from the date we receive your request.

DELAY OF VARIABLE INVESTMENT OPTION PROCEEDS. We reserve the right to defer payment of any death benefit, transfer, loan or other distribution that is derived from a variable investment option if (a) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on that exchange is restricted; (b) the SEC has declared that an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (c) the law permits the delay for the protection of owners. If we need to defer calculation of values for any of the foregoing reasons, all delayed transactions will be processed at the next available unit values.

DELAY TO CHALLENGE COVERAGE. We may challenge the validity of your insurance policy or any rider based on any material misstatements in an application you have made to us. We cannot make such challenges, however, beyond certain time limits set forth in the policy or rider. If the insured person dies within one of these limits, we may delay payment of any proceeds until we decide whether to challenge the policy.


CHANGES WE CAN MAKE

In addition to any of the other changes described in this prospectus, we have the right to modify how we or Separate Account FP operate. We intend to comply with applicable law in making any changes and, if necessary, we will seek policyowner approval. We have the right to:


o combine two or more variable investment options or withdraw assets relating to Incentive Life(SM) from one investment option and put them into another;


o end the registration of, or re-register, Separate Account FP under the Investment Company Act of 1940;

o operate Separate Account FP under the direction of a "committee" or discharge such a committee at any time;

o restrict or eliminate any voting rights or privileges of policyowners (or other persons) that affect Separate Account FP;

o operate Separate Account FP, or one or more of the variable investment options, in any other form the law allows. This includes any form that allows us to make direct investments, in which case we may charge Separate Account FP an advisory fee. We may make any legal investments we wish for Separate Account FP. In addition, we may disapprove any change in investment advisers or in investment policy unless a law or regulation provides differently.


If we take any action that results in a material change in the underlying investments of a variable investment option, we will notify you to the extent required by law. We may, for example, cause the variable investment option to invest in a mutual fund other than, or in addition to, the Trusts. If you then wish to transfer the amount you have in that option to another investment option, you may do so.


We may make any changes in the policy or its riders, require additional premium payments, or make distributions from the policy to the extent we deem necessary to ensure that your policy qualifies or continues to qualify as life insurance for tax purposes. Any such change will apply uniformly to all policies that are affected. We will give you written notice of such changes. Subject to all applicable legal requirements, we also may make other changes in the policies that do not reduce any net cash surrender value, death benefit, account value, or other accrued rights or benefits.


REPORTS WE WILL SEND YOU

Shortly after the end of each year of your policy, we will send you a report that includes information about your policy's current death benefit, account value, cash surrender value (i.e., account value minus any current surrender charge), policy loans, policy transactions and amounts of charges deducted. We will send you individual notices to confirm your premium payments, loan repayments, transfers and certain other policy transactions.


LEGAL PROCEEDINGS

Equitable Life and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a policyowner's interest in Separate Account FP, nor would any of these proceedings be likely to have a material adverse effect upon the Separate Account, our ability to meet our obligations under the policies, or the distribution of the policies.


ILLUSTRATIONS OF POLICY BENEFITS

In order to help you understand how your policy values would vary over time under different sets of assumptions, we will provide you with certain illustrations when you purchase your policy and upon request thereafter. These will be based on the age and insurance risk characteristics of the insured person under your policy and such factors as the face amount, death benefit option, premium payment amounts, and assumed rates of return (within limits) that you request. We have filed an example of such an illustration as an exhibit to the registration statement referred to below.


SEC REGISTRATION STATEMENT


We have on file with the SEC a registration statement under the Securities Act of 1933 that relates to the Incentive Life(SM) policies. The registration statement contains additional information that is not required to be included in this prospectus. You may obtain this information, for a fee, from the SEC's Public Reference Section at 450 5th Street, N.W., Washington, D.C. 20549 or, without charge, from the SEC's Web site (www.sec.gov).



HOW WE MARKET THE POLICIES


We offer variable life insurance policies (including Incentive Life(SM)) and variable annuity contracts through AXA Advisors, LLC ("AXA Advisors"), the successor to EQ Financial Consultants, Inc., and an affiliate



32 More information about other matters of Equitable Life. The Investment Company Act of 1940, therefore, classifies AXA Advisors as the "principal underwriter" of those policies and contracts. AXA Advisors also serves as "principal underwriter" of the Trusts. Prior to September 1999, AXA Advisors' predecessor was the manager of EQ Advisors Trust. AXA Advisors' address is 1290 Avenue of the Americas, New York, NY 10104. AXA Advisors is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. ("NASD"). For each of the years 2000 and 2001, AXA Advisors was paid a fee of $325,380. Equitable paid AXA Advisors as the distributor of certain contracts, including these contracts, and as the principal underwriter of several Equitable life separate accounts, including separate account FP, $543,488,990 in 2001 and $666,577,890 in 2000. Of these amounts, AXA Advisors retained $277,057,837 and $385,314,054, respectively.

We sell Incentive Life(SM) through financial professionals who are licensed insurance agents and are also registered representatives of AXA Advisors. The financial professional who sells you this policy receives sales commissions from Equitable Life. The commissions don't cost you anything above the charges and expenses already discussed elsewhere in this prospectus. Generally, the agents will receive maximum commissions of: 50% of the amount of the premium you pay in your policy's first year up to a certain amount, plus 4% of all other premiums paid in your policy's first year; plus 4% of the amount of the premium you pay in the second through tenth years; plus 3% of all other premiums you pay in subsequent years. We pay comparable commissions on the amount of premiums you pay that we deem attributable to any face amount increase that you request. We may substitute a form of asset based compensation for premium based compensation after the first policy year.

We also sell the policies through financial professionals who are licensed independent insurance brokers and are also registered representatives either of AXA Advisors or of another SEC registered broker-dealer. The commissions for independent brokers will be no more than those for agents.


Use of the Incentive Term rider instead of an equal amount of coverage under the base policy generally reduces commissions. Therefore, an agent may receive a higher commission for selling you a policy that does not include a term rider.


INSURANCE REGULATION THAT APPLIES TO EQUITABLE LIFE

We are regulated and supervised by the New York State Insurance Department. In addition, we are subject to the insurance laws and regulations in every state where we sell policies. We submit annual reports on our operations and finances to insurance officials in all of these states. The officials are responsible for reviewing our reports to see that we are financially sound. Such regulation, however, does not guarantee or provide absolute assurance of our soundness.


                                        More information about other matters  33

DIRECTORS AND PRINCIPAL OFFICERS

--------------------------------------------------------------------------------

Set forth below is information about our directors and, to the extent they are responsible for variable life insurance operations, our principal officers. Unless otherwise noted, their address is 1290 Avenue of the Americas, New York, New York 10104.

DIRECTORS



---------------------------------------------------------------------------------------------------------------------------------
Name and Principal Business Address    Business Experience Within Past Five Years
---------------------------------------------------------------------------------------------------------------------------------
Francoise Colloc'h
---------------------------------------------------------------------------------------------------------------------------------
AXA                                    Member of the Management Board (January 2000 to present); Group Executive President,
25 Avenue Matignon                     Human Resources, Communication and Synergies (January 2000 to present); Senior Executive
75008 Paris, France                    Vice President, Human Resources and Communications, AXA (January 1997 to present); prior thereto, Executive Vice President, Culture-Management-Communication (1993 to January 1997);
                                       and various positions with AXA affiliated companies; Member, Executive Committee, AXA
                                       (January 1997 to January 2000); Director, AXA Financial, Inc. (December 1996 to present).
---------------------------------------------------------------------------------------------------------------------------------
Henri de Castries
---------------------------------------------------------------------------------------------------------------------------------
AXA                                    Director of Equitable Life (since September 1993). Chairman of the Board of AXA Financial
25 Avenue Matignon                     (since April 1998); Vice Chairman (February 1996 to April 1998). Chairman of the Management
75008 Paris, France                    Board and Chief Executive Officer of AXA (since May 2000), Vice Chairman of AXA's Management
                                       Board (January 2000 to May 2000). Prior thereto, Senior Executive Vice President, Financial
                                       Services and Life Insurance Activities in the United States, Germany, the United Kingdom and
                                       Benelux (1997 to 1999); Executive Vice President, Financial Services and Life Insurance
                                       Activities (1993 to 1997) of AXA. Director or officer of various subsidiaries and affiliates of the AXA Group. Director of Alliance Capital Management Corporation, the general partner of Alliance Holding and Alliance. A former Director of Donaldson, Lufkin & Jenrette ("DLJ")
                                       from July 1993 to November 2000.
---------------------------------------------------------------------------------------------------------------------------------
Claus-Michael Dill
---------------------------------------------------------------------------------------------------------------------------------
AXA Konzern AG                         Director of Equitable Life (since May 2000). Chairman of the Management Board of AXA
Gereonsdriesch 9-11                    Konzern AG (since June 1999). Member of the AXA Group Management Board since April 1999.
50670 Cologne, Germany                 Prior thereto, member of the Holding Management Board of Gerling-Konzern in Cologne (1995
                                       to April 1999). Chairman of the Management Board of AXA Versicherung AG, AXA
                                       Lebensversicherung AG and AXA Service AG Lebensversicherungs-Management AG (since June
                                       1999). Director of AXA Financial (since May 2000).
---------------------------------------------------------------------------------------------------------------------------------
Joseph L. Dionne
---------------------------------------------------------------------------------------------------------------------------------
198 N. Wilton Road                     Director of Equitable Life (since May 1982). Retired Chairman of The McGraw-Hill Companies
New Canaan, CT 06840                   (since January 2000); prior thereto, Chairman (April 1988 to January 2000) and Chief
                                       Executive Officer (April 1983 to April 1998). Director of Harris Corporation and Ryder
                                       System, Inc. Director of AXA Financial, Inc. (since May, 1992). He retired as a Director of McGraw-Hill Companies in April 2000.
---------------------------------------------------------------------------------------------------------------------------------
Denis Duverne
---------------------------------------------------------------------------------------------------------------------------------
AXA                                    Director of Equitable Life (since February 1998). Executive Vice President, International
25, Avenue Matignon                    (US-UK-Benelux) AXA and member of AXA Executive Board (since January, 2000). Director,
75008 Paris, France                    Alliance (since February 1996) and various AXA affiliated companies. Former Director of
                                       DLJ (February 1997 to November 2000).
---------------------------------------------------------------------------------------------------------------------------------
Jean-Ren- Fourtou
---------------------------------------------------------------------------------------------------------------------------------
Aventis                                Director of Equitable Life (since July 1992). Vice Chairman of the Management Board of
46 quai de la Rapee                    Aventis (since December 1999). Prior thereto, Chairman and Chief Executive Officer of
75601 Paris Cedex 12                   Rhone-Poulenc, S.A. (1986 to December 1999). Member of the Supervisory Board of AXA.
France                                 Director of Schneider Electric, Rhodia, and Pernod-Ricard and European Aeronautic Defense
                                       and Space Company. Former Member of the Consulting Council of Banque de France. Director,
                                       AXA Financial (since July, 1992).
---------------------------------------------------------------------------------------------------------------------------------



34 Directors and principal officers

---------------------------------------------------------------------------------------------------------------------------------
 Name and Principal Business Address   Business Experience Within Past Five Years
---------------------------------------------------------------------------------------------------------------------------------
Norman C. Francis
---------------------------------------------------------------------------------------------------------------------------------
Xavier University of Louisiana         Director of Equitable Life (since March 1989). President of Xavier University of
7325 Palmetto Street                   Louisiana; Director and Chairman of the Board, Liberty Bank and Trust, New Orleans, LA,
New Orleans, LA 70125                  Piccadilly Cafeterias, Inc., and Entergy Corporation. Former Director of First National
                                       Bank of Commerce and Piccadilly Cafeterias, Inc.
---------------------------------------------------------------------------------------------------------------------------------
Donald J. Greene
---------------------------------------------------------------------------------------------------------------------------------
LeBoeuf, Lamb, Greene & MacRae         Director of Equitable Life (since July 1991). Of Counsel, LeBoeuf, Lamb, Greene & MacRae
125 West 55th Street                   (since 1999). Prior thereto, Partner of the firm (1965 to 1999). Director of AXA Financial
New York, NY 10019-4513                (since May 1992). Director of Associated Electric and Gas Insurance Services and AXIS
                                       Specialty Insurance Company since 2001.
---------------------------------------------------------------------------------------------------------------------------------
John T. Hartley
---------------------------------------------------------------------------------------------------------------------------------
1025 NASA Boulevard                    Director of Equitable Life (since August 1987). Retired as Director in 2000. Director of
Melbourne, FL 32919                    AXA Financial (since May 1992); Director of the McGraw Hill Companies.
---------------------------------------------------------------------------------------------------------------------------------
John H.F. Haskell Jr.
---------------------------------------------------------------------------------------------------------------------------------
UBS Warburg LLC                        Director of Equitable Life (since July 1992); Director of AXA Financial (since July 1992);
299 Park Avenue                        Senior Advisor of UBS Warburg LLC (formerly Warburg Dillon Read LLC) (since 1999);
New York, NY 10171                     Director (until 2000); Prior thereto, Managing Director and member of its Board of
                                       Directors (1975-1999); Chairman, Supervisory Board, Dillon Read (France) Gestion (until
                                       1998); Director, Pall Corporation (since November 1998).
---------------------------------------------------------------------------------------------------------------------------------
Mary (Nina) Henderson
---------------------------------------------------------------------------------------------------------------------------------
425 E. 86th Street, Apt. 12-C          Director of Equitable Life (since December 1996). Retired Corporate Vice President, Core
New York, NY 10028                     Business Development of Bestfoods (from June 1999 until December 2000). Prior thereto,
                                       President, Bestfoods Grocery (formerly CPC International, Inc.) and Vice President,
                                       Bestfoods (1997 to 1999). President, Bestfoods Specialty Markets Group (1993 to 1997);
                                       Director, Hunt Corporation, PACTIV Corporation and the "Shell" Transport and Trading
                                       Company, plc. Director, AXA Financial (since December 1996).
---------------------------------------------------------------------------------------------------------------------------------
W. Edwin Jarmain
---------------------------------------------------------------------------------------------------------------------------------
Jarmain Group Inc.                     Director of Equitable Life (since July 1992). President, Jarmain Group Inc. (since 1979);
77 King Street West                    and officer or director of several affiliated companies. Director, AXA Insurance (Canada),
Suite 4545                             Anglo-Canada General Insurance Company, Alliance Capital Management Corporation and AXA
Toronto, Ontario M5K 1K2               Pacific Insurance Company, Alternate Director, AXA Asia Pacific Holdings Limited (December
Canada                                 1999 to September 2000) and a former Director of DLJ (October 1999 to November 2000).
                                       Chairman (non-executive) and Director, FCA International Ltd. (January 1994 to May 1998).
                                       Director of AXA Financial, Inc. (since July 1992).
---------------------------------------------------------------------------------------------------------------------------------
George T. Lowy
---------------------------------------------------------------------------------------------------------------------------------
Cravath, Swaine & Moore                Director of Equitable Life (since July 1992). Partner, Cravath, Swaine & Moore. Director,
825 Eighth Avenue                      Eramet.
New York, NY 10019
---------------------------------------------------------------------------------------------------------------------------------
Didier Pineau-Valencienne
---------------------------------------------------------------------------------------------------------------------------------
Credit Suisse, First Boston            Director of Equitable Life (since February 1996). Vice Chairman Credit Suisse First Boston
c/o Schneider Electric                 (since March 1999). Chairman and Chief Executive Officer (1981 to February 1999) (now
64, rue de Miromesnel                  Honorary Chairman) Schneider Electric. Former Member of the Supervisory Board of AXA
75008 Paris, France                    (January 1997 to May 2001). Director of CGIP, AON Corporation and Fleury Michon/France,
                                       Member of the Supervisory Board of Aventis (formerly Rhone-Poulenc, S.A.), Andr- & Cie,
                                       SA, LAGARDERE and Swiss Helvetic Fund; member of the Advisory Board of Booz-Allen &
                                       Hamilton. Director of AXA Financial, Inc. (since February 1996).
---------------------------------------------------------------------------------------------------------------------------------
George J. Sella, Jr.
---------------------------------------------------------------------------------------------------------------------------------
P.O. Box 397                           Director of Equitable Life (since May 1987). Retired Chairman and Chief Executive Officer
Newton, NJ 07860                       of American Cyanamid Company (retired April 1993); previously held other officerships with
                                       American Cyanamid. Director of AXA Financial (since May 1992) and Coulter Pharmaceutical
                                       (May 1987 to 2001).
---------------------------------------------------------------------------------------------------------------------------------



                                             Directors and principal officers 35

---------------------------------------------------------------------------------------------------------------------------------
 Name and Principal Business Address   Business Experience Within Past Five Years
---------------------------------------------------------------------------------------------------------------------------------
Peter J. Tobin
---------------------------------------------------------------------------------------------------------------------------------

Peter J. Tobin College of Business     Director of Equitable Life (since March 1999); Dean of the Peter J. Tobin College of
St. John's University                  Business St. John's University (since August 1998); Chief Financial Officer, Chase
8000 Utopia Parkway                    Manhattan Corp. (1985 to 1997). Director, Alliance Capital Management Corporation (since
Jamaica, NY 11439                      May 2000); The CIT Group, Inc. (May 1984 to June 2001), H.W. Wilson Company and Junior
                                       Achievement of New York, Inc. and a Director and Officer of Rock Valley Tool, LLC.
                                       Director of AXA Financial, Inc. (since March 1999).
---------------------------------------------------------------------------------------------------------------------------------


OFFICERS - DIRECTORS


---------------------------------------------------------------------------------------------------------------------------------
 Name and Principal Business Address   Business Experience Within Past Five Years
---------------------------------------------------------------------------------------------------------------------------------
Bruce W. Calvert
---------------------------------------------------------------------------------------------------------------------------------

Alliance Capital Management            Director of Equitable Life (since May 2001); Director (since October 1992), Chairman of
Corporation                            the Board (since May 2001) and Chief Executive Officer (since January 1999), Alliance
1345 Avenue of the Americas            Capital Management Corporation; Vice Chairman (May 1993 to April 2001) and Chief
New York, NY 10105                     Investment Officer (May 1993 to January 1999), Alliance Capital Management Corporation;
                                       Director, AXA Financial, Inc. (May 2001 to present); Vice Chairman of the Board of
                                       Trustees of Colgate University; Trustee of the Mike Wolk Heart Foundation; Member of the
                                       Investment Committee of the New York Community Trust.
---------------------------------------------------------------------------------------------------------------------------------
Christopher M. Condron
---------------------------------------------------------------------------------------------------------------------------------
                                       Director, Chairman of the Board and Chief Executive Officer, Equitable Life (since May
                                       2001); Director, President and Chief Executive Officer, AXA Financial, Inc. (May 2001 to
                                       present); Chairman of the Board and Chief Executive Officer, AXA Client Solutions, LLC
                                       (May 2001 to present); Member of AXA's Management Board, (May 2001 to present); Director,
                                       Alliance Capital Management Corporation (May 2001 to present); Director, Chairman of the
                                       Board, President and Chief Executive Officer, The Equitable of Colorado, Inc. (since June
                                       2001); Director, The American Ireland Fund (1999 to present); Board of Trustees of The
                                       University of Scranton (1995 to present); Member of the Investment Company Institute's
                                       Board of Governors (since October 2001; prior thereto, October 1997 to October 2000) and
                                       Executive Committee (1998-2001); Former Trustee of The University of Pittsburgh and St.
                                       Sebastian's Country Day School; Former Director of the Massachusetts Bankers Association;
                                       President and Chief Operating Officer, Mellon Financial Corporation (1999-2001); Chairman
                                       and Chief Executive Officer, Dreyfus Corporation (1995-2001).
---------------------------------------------------------------------------------------------------------------------------------
Stanley B. Tulin
---------------------------------------------------------------------------------------------------------------------------------
                                       Director and Vice Chairman of the Board (since February 1998), and Chief Financial Officer
                                       (since May 1996), Equitable Life. Vice Chairman of the Board (since November 1999) and
                                       Chief Financial Officer (since May 1997) and prior thereto, Senior Executive Vice
                                       President (February 1998 to November 1999), AXA Financial. Executive Vice President and
                                       Member of the Executive Committee of AXA. Director, Vice Chairman and Chief Financial
                                       Officer (since December 1999) The Equitable of Colorado; AXA Client Solutions, LLC and AXA
                                       Distribution Holding Corp. (since September 1999). Director, Alliance (since July 1997).
                                       Formerly a Director of DLJ (from June 1997 to November 2000). Prior thereto, Chairman,
                                       Insurance Consulting and Actuarial Practice, Coopers & Lybrand, L.L.P.
---------------------------------------------------------------------------------------------------------------------------------



36 Directors and principal officers

OTHER OFFICERS



---------------------------------------------------------------------------------------------------------------------------------
Name and Principal Business Address    Business Experience Within Past Five Years
---------------------------------------------------------------------------------------------------------------------------------
Leon B. Billis
---------------------------------------------------------------------------------------------------------------------------------
                                       Executive Vice President (since February 1998) and AXA Group Deputy Chief Information
                                       Officer (February 2001 to present); prior thereto, Chief Information Officer (November
                                       1994 to February 2001), Equitable Life and AXA Client Solutions, LLC (since September
                                       1999). Previously held other officerships with Equitable Life. .
---------------------------------------------------------------------------------------------------------------------------------
Jennifer Blevins
---------------------------------------------------------------------------------------------------------------------------------
                                       Executive Vice President (January 2002 to present), Equitable Life; Executive Vice
                                       President (January 2002 to present), AXA Client Solutions, LLC; prior thereto, Senior Vice
                                       President and Managing Director Worldwide Human Resources, Chubb and Son, Inc. (1999 to
                                       2001); Senior Vice President and Deputy Director of Worldwide Human Resources, Chubb and
                                       Son, Inc. (1998 to 1999); Senior Vice President of European Human Resources (and previous
                                       Human Resources positions), Chubb Insurance Company of Europe (1992 to 1998).
---------------------------------------------------------------------------------------------------------------------------------
Harvey Blitz
---------------------------------------------------------------------------------------------------------------------------------
                                       Senior Vice President, Equitable Life. Senior Vice President, AXA Financial. Senior Vice
                                       President, AXA Client Solutions, LLC. Director and Chairman, Frontier Trust Company
                                       ("Frontier"), FSB . Director, EQF (now AXA Advisors) (until September 1999). Executive
                                       Vice President and Director (since September 1999), AXA Advisors. Director and Senior Vice
                                       President, AXA Network, LLC (formerly EquiSource). Director and Officer of various
                                       Equitable Life affiliates. Previously held other officerships with Equitable Life and its affiliates.
---------------------------------------------------------------------------------------------------------------------------------
Kevin R. Byrne
---------------------------------------------------------------------------------------------------------------------------------
                                       Senior Vice President and Treasurer, Equitable Life and AXA Financial. Senior Vice
                                       President and Treasurer, AXA Client Solutions, LLC (since September 1999); The Equitable of Colorado (since December 1999). Treasurer, Frontier (since 1990) and AXA Network, LLC
                                       (since 1999). Chairman (since August 2000) and Chief Executive Officer (since September
                                       1997), and prior thereto, President and Treasurer, Equitable Casualty Insurance Company
                                       ("Casualty"). Vice President and Treasurer, EQ Advisors Trust (since March 1997). Senior
                                       Vice President and Treasurer, AXA Distribution Holding Corporation (since November 1999)
                                       and AXA Advisors, LLC (since December 2001). Director, Chairman, President and Chief
                                       Executive Officer, Equitable JV Holdings (since August 1997). Director (since July 1997), and Senior Vice President and Chief Financial Officer (since April 1998), ACMC. Treasurer,
                                       Paramount Planners, LLC (since November 2000). Previously held other officerships with
                                       Equitable Life and its affiliates.
---------------------------------------------------------------------------------------------------------------------------------
Selig Ehrlich
---------------------------------------------------------------------------------------------------------------------------------
                                       Executive Vice President (since December 2001) and Chief Actuary (since May 2001),
                                       Equitable Life; prior thereto, Senior Vice President (July 1999 to December 2001) and
                                       Deputy General manager (September 2000 to December 2001). Executive Vice President (since
                                       December 2001) and Chief Actuary (since May 2001), AXA Client Solutions, LLC.
---------------------------------------------------------------------------------------------------------------------------------
MaryBeth Farrell
---------------------------------------------------------------------------------------------------------------------------------
                                       Executive Vice President (December 2001 to present), Equitable Life; prior thereto, Senior
                                       Vice President and Deputy Controller (November 1999 to December 2001); Senior Vice
                                       President and Controller, GreenPoint Financial/GreenPoint Bank (May 1994 to November
                                       1999); Executive Vice President (December 2001 to present), AXA Client Solutions, LLC.
---------------------------------------------------------------------------------------------------------------------------------
Judy A. Faucett
---------------------------------------------------------------------------------------------------------------------------------
                                       Senior Vice President, Equitable Life, (since September 1996) and Actuary (September 1996 to December 1998). Senior Vice President, AXA Client Solutions, LLC (September 1999 to
                                       December 2001), Director, Chairman and Chief Executive Officer, AXA Network, LLC (since
                                       July 1999).
---------------------------------------------------------------------------------------------------------------------------------



                                             Directors and principal officers 37

---------------------------------------------------------------------------------------------------------------------------------
Name and Principal Busines Address     Business Experience Within Past Five Years
---------------------------------------------------------------------------------------------------------------------------------
Stuart L. Faust
---------------------------------------------------------------------------------------------------------------------------------
                                       Senior Vice President (September 1997 to present) and Deputy General Counsel (November
                                       1999 to present), Equitable Life; prior thereto, Senior Vice President and Associate
                                       General Counsel (September 1997 to October 1999), Vice President and Associate General
                                       Counsel (November 1993 to August 1997); Senior Vice President and Deputy General Counsel
                                       (September 2001 to present), AXA Financial; Senior Vice President (September 1999 to
                                       present) and Deputy General Counsel (November 1999 to present), AXA Client Solutions, LLC.
---------------------------------------------------------------------------------------------------------------------------------
Alvin H. Fenichel
---------------------------------------------------------------------------------------------------------------------------------
                                       Senior Vice President and Controller, Equitable Life, AXA Financial and AXA Client
                                       Solutions, LLC. Senior Vice President and Controller, The Equitable of Colorado, Inc.
                                       (since December 1999). Previously held other officerships with Equitable Life and its affiliates.
---------------------------------------------------------------------------------------------------------------------------------
Paul J. Flora
---------------------------------------------------------------------------------------------------------------------------------
                                       Senior Vice President and Auditor, Equitable Life. AXA Financial and AXA Client Solutions,
                                       LLC.
---------------------------------------------------------------------------------------------------------------------------------
Donald R. Kaplan
---------------------------------------------------------------------------------------------------------------------------------
                                       Senior Vice President (since September 1999), Chief Compliance Officer and Associate
                                       General Counsel, Equitable Life. Previously held other officerships with Equitable Life.
                                       Senior Vice President, AXA Client Solutions, LLC (since September 1999).
---------------------------------------------------------------------------------------------------------------------------------
John M. Lefferts
---------------------------------------------------------------------------------------------------------------------------------
                                       Executive Vice President and President of Retail Distribution (September 2001 to present),
                                       Equitable Life; prior thereto, President of Texas Region (1998-2001), Agency Manager
                                       (1989-1998). Executive Vice President and President of Retail Distribution, AXA Client
                                       Solutions, LLC (since September 2001). Director and Executive Vice President, The
                                       Equitable of Colorado, Inc. (since September 2001). Director, President, Vice President,
                                       Secretary and Treasurer, AXA Network Insurance Agency of Texas, Inc. Director, Children's
                                       Cancer Fund.
---------------------------------------------------------------------------------------------------------------------------------
William I. Levine
---------------------------------------------------------------------------------------------------------------------------------
                                       Executive Vice President and Chief Information Officer (February 2001 to present),
                                       Equitable Life. Executive Vice President and Chief Information Officer, AXA Client
                                       Solutions, LLC (since February 2001). Senior Vice President, Paine Webber (1997 to 2001).
---------------------------------------------------------------------------------------------------------------------------------
William (Alex) MacGillivray
---------------------------------------------------------------------------------------------------------------------------------
                                       Executive Vice President (December 2001 to present), Equitable Life, prior thereto, Senior
                                       Vice President (May 2000 to December 2001); Executive Vice President (December 2001 to
                                       present), AXA Client Solutions, LLC); Director, Chairman of the Board and Chief Executive
                                       Officer (December 2001 to present), AXA Network, LLC and its subsidiaries; Director (April
                                       2000 to present), President (April 2000 to present) and Chief Executive Officer (September
                                       2001 to present), AXA Distributors, LLC; prior thereto, held various previous positions from 1996 to 2000.
---------------------------------------------------------------------------------------------------------------------------------
Charles A. Marino
---------------------------------------------------------------------------------------------------------------------------------
                                       Senior Vice President (September 2000 to present) and Actuary (May 1994 to present),
                                       Equitable Life; prior thereto, Vice President (May 1998 to September 2000), Assistant Vice
                                       President (May 1993 to May 1998); Senior Vice President (September 2000 to present) and
                                       Actuary (September 1999 to present), AXA Client Solutions, LLC.
---------------------------------------------------------------------------------------------------------------------------------
Richard J. Matteis
---------------------------------------------------------------------------------------------------------------------------------
                                       Executive Vice President, Equitable Life (since May 1998); Executive Vice President, AXA
                                       Client Solutions, LLC (since September 1999); Executive Vice President, Chase Manhattan
                                       Corporation (January 1983 to June 1997); Director, EQF (now AXA Advisors) (October 1998 to
                                       May 1999).
---------------------------------------------------------------------------------------------------------------------------------



38 Directors and principal officers

---------------------------------------------------------------------------------------------------------------------------------
Name and Principal Business Address    Business Experience Within Past Five Years
---------------------------------------------------------------------------------------------------------------------------------
Deanna M. Mulligan
---------------------------------------------------------------------------------------------------------------------------------
                                       Executive Vice President (September 2001 to present), Equitable Life; prior thereto,
                                       Senior Vice President (September 2000 to September 2001). Executive Vice President, AXA
                                       Client Solutions, LLC (since September 2001); prior thereto, Senior Vice President
                                       (September 2000 to September 2001). Principal (and various positions), McKinsey and
                                       Company, Inc. (1992 to 2000).
---------------------------------------------------------------------------------------------------------------------------------
Peter D. Noris
---------------------------------------------------------------------------------------------------------------------------------
                                       Executive Vice President and Chief Investment Officer, Equitable Life. Executive Vice
                                       President (since May 1995) and Chief Investment Officer (since July 1995), AXA Financial,
                                       Executive Vice President and Chief Investment Officer, AXA Client Solutions (since
                                       September 1999). President and Trustee (since November 1996), EQ Advisors Trust and
                                       Trustee of AXA Premier Funds (since November 2001). Executive Vice President and Chief
                                       Investment Officer, The Equitable of Colorado (since December 1999), Director, Alliance, and Equitable Real Estate (until June 1997). Executive Vice President, AXA Advisors.
---------------------------------------------------------------------------------------------------------------------------------
Anthony C. Pasquale
---------------------------------------------------------------------------------------------------------------------------------
                                       Senior Vice President, Equitable Life and AXA Client Solutions (since September 1999).
                                       Director, Chairman and Chief Operating Officer, Casualty (from September 1997 until August
                                       2000). Director, Equitable Agri-Business, Inc. (until June 1997). Previously held other officerships with Equitable Life and its affiliates.
---------------------------------------------------------------------------------------------------------------------------------
Pauline Sherman
---------------------------------------------------------------------------------------------------------------------------------
                                       Senior Vice President (since February 1999); Secretary and Associate General Counsel,
                                       Equitable Life and AXA Financial (since September 1995). Senior Vice President, Secretary and Associate General Counsel, AXA Financial and AXA Client Solutions (since September
                                       1999). Senior Vice President, Secretary and Associate General Counsel, Equitable of
                                       Colorado (since December 1999). Secretary, AXA Distribution Holding Corporation (since
                                       September 1999). Previously held other officerships with Equitable Life.
---------------------------------------------------------------------------------------------------------------------------------
Richard V. Silver
---------------------------------------------------------------------------------------------------------------------------------
                                       Executive Vice President (since September 2001) and General Counsel (since November 1999),
                                       Equitable Life; prior thereto, Senior Vice President (February 1995 - September 2001),
                                       Deputy General Counsel (October 1996 to November 1999). Executive Vice President and
                                       General Counsel (since September 2001), AXA Financial, Inc.; prior thereto, Senior Vice
                                       President and Deputy General Counsel (October 1996 to September 2001). Executive Vice
                                       President (since September 2001) and General Counsel (since September 1999), AXA Client
                                       Solutions, LLC. Executive Vice President (since September 2001) and General Counsel (since
                                       December 1999), Equitable of Colorado. Director, AXA Advisors. Senior Vice President and
                                       General Counsel, EIC (June 1997 to March 1998). Previously held other officerships with
                                       Equitable Life and its affiliates.
---------------------------------------------------------------------------------------------------------------------------------



                                             Directors and principal officers 39

8. Financial statements of Separate Account FP and Equitable Life

--------------------------------------------------------------------------------


The financial statements of Separate Account FP as of December 31, 2001 and for each of the three years in the period ended December 31, 2001 and the financial statements of Equitable Life as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001 included in this prospectus have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of such firm as experts in accounting and auditing. The financial statements of Equitable Life have relevance for the policies only to the extent that they bear upon the ability of Equitable Life to meet its obligations under the policies.



40  Financial statements of Separate Account FP and Equitable Life

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP


INDEX TO FINANCIAL STATEMENTS

Report of Independent Accountants.......................................     A-2
Financial Statements:
   Statements of Assets and Liabilities, December 31, 2001..............     A-3
   Statements of Operations for the Years Ended December 31,
    2001, 2000 and 1999.................................................     A-7
   Statements of Changes in Net Assets for the Years Ended
    December 31, 2001, 2000 and 1999....................................    A-17
   Notes to Financial Statements........................................    A-27


THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Report of Independent Accountants.......................................     F-1
Consolidated Financial Statements:
   Consolidated Balance Sheets, December 31, 2001 and 2000..............     F-2
   Consolidated Statements of Earnings, Years Ended
    December 31, 2001, 2000 and 1999....................................     F-3
   Consolidated Statements of Shareholder's Equity and Comprehensive
    Income, Years Ended December 31, 2001, 2000 and 1999................     F-4
   Consolidated Statements of Cash Flows, Years Ended
    December 31, 2001, 2000 and 1999....................................     F-5
   Notes to Consolidated Financial Statements...........................     F-6

                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors of
The Equitable Life Assurance Society of the United States and Policyowners of Separate Account FP of The Equitable Life Assurance Society of the United States



In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the separate Variable Investment Options, as listed in Note 1 to such financial statements, of The Equitable Life Assurance Society of the United States ("Equitable Life") Separate Account FP at December 31, 2001, the results of each of their operations and the changes in each of their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of Equitable Life's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of shares owned in the EQ Advisors Trust at December 31, 2001 with the transfer agent of the EQ Advisors Trust, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP
New York, New York
February 6, 2002

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2001

                                                                               EQ/Aggressive       EQ/Alliance         EQ/Alliance
                                                                                  Stock            Common Stock           Global
                                                                              --------------      --------------      --------------
Assets:
Investments in shares of The Trust, at fair value ......................      $  589,756,612      $2,582,856,335      $  467,988,308
Receivable for Trust shares sold .......................................          10,890,306           9,680,119           3,143,590
Receivable for policy-related transactions .............................                  --                  --                  --
                                                                              --------------      --------------      --------------
  Total assets .........................................................         600,646,918       2,592,536,454         471,131,898
                                                                              --------------      --------------      --------------
Liabilities:
Payable for Trust shares purchased .....................................                  --                  --                  --
Payable for policy-related transactions ................................          11,005,390          10,163,384           3,227,759
                                                                              --------------      --------------      --------------
  Total liabilities ....................................................          11,005,390          10,163,384           3,227,759
                                                                              --------------      --------------      --------------
Net Assets .............................................................      $  589,641,528      $2,582,373,070      $  467,904,139
                                                                              ==============      ==============      ==============
Net Assets:
Accumulation Units .....................................................      $  588,326,542      $2,574,751,016      $  467,220,245
Accumulation nonunitized ...............................................           1,201,174           7,224,694             576,728
Retained by Equitable Life in Separate Account FP ......................             113,812             397,360             107,166
                                                                              --------------      --------------      --------------
Total net assets .......................................................      $  589,641,528      $2,582,373,070      $  467,904,139
                                                                              ==============      ==============      ==============
Investments in shares of The Trust, at cost ............................      $  688,908,192      $3,491,313,206      $  511,871,926
Trust shares held
 Class A ...............................................................          25,496,570         157,745,155          30,391,443
 Class B ...............................................................             333,485           6,841,740           1,279,540
Units outstanding (000's):
IL Plus Original Series, IL COLI, Incentive Life COLI -
 Class A and B 0.00% ...................................................                 349                 700                 212
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after,
 Survivorship Incentive Life - Class A and B 0.60% .....................                  --                  --                  --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after -
 Class A and B 0.60% ...................................................                  --                  --                  --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000 - Class A and B 0.60% ...................................                 861               2,886               1,200
IL Protector - Class A and B 0.80% .....................................                  29                  63                  10
Survivorship 2000 - Class A and B 0.90% ................................                 163                 472                 143
Incentive Life 2000 Sales 1999 and after, Survivorship
 Incentive Life - Class B 0.60% ........................................                 104               1,055                 230
Survivorship Incentive Life - Class B 0.60% ............................                  --                  --                  --
Accumulator Life - Class B 1.35% .......................................                  --                  --                  --
Unit value:
IL Plus Original Series, IL COLI, Incentive Life COLI -
 Class A and B 0.00% ...................................................      $       139.88      $       266.27      $       167.44
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after,
 Survivorship Incentive Life - Class A and B 0.60% .....................      $           --      $           --      $           --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after -
 Class A and B 0.60% ...................................................      $           --      $           --      $           --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000 - Class A and B 0.60% ...................................      $       585.07      $       735.40      $       316.53
IL Protector - Class A and B 0.80% .....................................      $        87.81      $       181.64      $       125.54
Survivorship 2000 - Class A and B 0.60% ................................      $       159.24      $       313.16      $       223.25
Incentive Life 2000 Sales 1999 and after, Survivorship
 Incentive Life - Class B 0.60% ........................................      $        72.23      $       101.14      $        81.33
Survivorship Incentive Life - Class B 0.60% ............................      $           --      $           --      $           --
Accumulator Life - Class B 1.35% .......................................      $        70.78      $        82.58      $        75.15

                                                                                EQ/Alliance
                                                                                 Growth and         EQ/Alliance        EQ/Alliance
                                                                                   Income        Growth Investors       High Yield
                                                                              --------------     ----------------     --------------
Assets:
Investments in shares of The Trust, at fair value ......................      $  380,981,910      $  942,519,937      $  121,951,990
Receivable for Trust shares sold .......................................              35,003                  --           1,146,752
Receivable for policy-related transactions .............................                  --             191,282                  --
                                                                              --------------      --------------      --------------
  Total assets .........................................................         381,016,913         942,711,219         123,098,742
                                                                              --------------      --------------      --------------
Liabilities:
Payable for Trust shares purchased .....................................                  --             336,222                  --
Payable for policy-related transactions ................................             148,513                  --           1,174,464
                                                                              --------------      --------------      --------------
  Total liabilities ....................................................             148,513             336,222           1,174,464
                                                                              --------------      --------------      --------------
Net Assets .............................................................      $  380,868,400      $  942,374,997      $  121,924,278
                                                                              ==============      ==============      ==============
Net Assets:
Accumulation Units .....................................................      $  380,446,110      $  941,804,501      $  120,852,947
Accumulation nonunitized ...............................................             164,959             437,897             875,082
Retained by Equitable Life in Separate Account FP ......................             257,331             132,599             196,249
                                                                              --------------      --------------      --------------
Total net assets .......................................................      $  380,868,400      $  942,374,997      $  121,924,278
                                                                              ==============      ==============      ==============
Investments in shares of The Trust, at cost ............................      $  403,187,942      $1,008,728,394      $  153,158,216
Trust shares held
 Class A ...............................................................          20,076,067          55,972,875          21,450,172
 Class B ...............................................................           2,940,368           1,433,627             876,498
Units outstanding (000's):
IL Plus Original Series, IL COLI, Incentive Life COLI -
 Class A and B 0.00% ...................................................                 173                 303                 124
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after,
 Survivorship Incentive Life - Class A and B 0.60% .....................                  --                  --                  --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after -
 Class A and B 0.60% ...................................................                  --                  --                  --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000 - Class A and B 0.60% ...................................                 900               2,058                 333
IL Protector - Class A and B 0.80% .....................................                  13                  15                   6
Survivorship 2000 - Class A and B 0.90% ................................                 117                 304                  45
Incentive Life 2000 Sales 1999 and after, Survivorship
 Incentive Life - Class B 0.60% ........................................                 431                 253                  61
Survivorship Incentive Life - Class B 0.60% ............................                  --                  --                  --
Accumulator Life - Class B 1.35% .......................................                  --                  --                  --
Unit value:
IL Plus Original Series, IL COLI, Incentive Life COLI -
 Class A and B 0.00% ...................................................      $       292.03      $       205.64      $       147.62
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after,
 Survivorship Incentive Life - Class A and B 0.60% .....................      $           --      $           --      $           --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after -
 Class A and B 0.60% ...................................................      $           --      $           --      $           --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000 - Class A and B 0.60% ...................................      $       274.91      $       381.66      $       269.48
IL Protector - Class A and B 0.80% .....................................      $       217.17      $       151.18      $       109.58
Survivorship 2000 - Class A and B 0.60% ................................      $       268.14      $       224.49      $       165.31
Incentive Life 2000 Sales 1999 and after, Survivorship
 Incentive Life - Class B 0.60% ........................................      $       112.42      $        92.68      $        77.70
Survivorship Incentive Life - Class B 0.60% ............................      $           --      $           --      $           --
Accumulator Life - Class B 1.35% .......................................      $       108.00      $        88.73      $        88.55

                                                                                  EQ/Alliance
                                                                                 Intermediate
                                                                                  Government          EQ/Alliance
                                                                                  Securities         International
                                                                                 ------------        ------------
Assets:
Investments in shares of The Trust, at fair value .......................        $123,694,598        $ 55,916,278
Receivable for Trust shares sold ........................................                  --           3,616,965
Receivable for policy-related transactions ..............................                  --                  --
                                                                                 ------------        ------------
  Total assets ..........................................................         123,694,598          59,533,243
                                                                                 ------------        ------------
Liabilities:
Payable for Trust shares purchased ......................................              82,799                  --
Payable for policy-related transactions .................................             606,486           3,709,013
                                                                                 ------------        ------------
  Total liabilities .....................................................             689,285           3,709,013
                                                                                 ------------        ------------
Net Assets ..............................................................        $123,005,313        $ 55,824,230
                                                                                 ============        ============
Net Assets:
Accumulation Units ......................................................        $122,611,221        $ 55,652,607
Accumulation nonunitized ................................................             253,472              33,541
Retained by Equitable Life in Separate Account FP .......................             140,620             138,082
                                                                                 ------------        ------------
Total net assets ........................................................        $123,005,313        $ 55,824,230
                                                                                 ============        ============
Investments in shares of The Trust, at cost .............................        $120,721,180        $ 66,214,717
Trust shares held
 Class A ................................................................          11,588,461           6,369,361
 Class B ................................................................             941,582             600,489
Units outstanding (000's):
IL Plus Original Series, IL COLI, Incentive Life COLI -
 Class A and B 0.00% ....................................................                 241                  80
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after,
 Survivorship Incentive Life - Class A and B 0.60% ......................                  --                  --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after -
 Class A and B 0.60% ....................................................                  --                  --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000 - Class A and B 0.60% ....................................                 357                 366
IL Protector - Class A and B 0.80% ......................................                   2                   3
Survivorship 2000 - Class A and B 0.90% .................................                  45                  44
Incentive Life 2000 Sales 1999 and after, Survivorship
 Incentive Life - Class B 0.60% .........................................                  79                  61
Survivorship Incentive Life - Class B 0.60% .............................                  --                  --
Accumulator Life - Class B 1.35% ........................................                  --                  --
Unit value:
IL Plus Original Series, IL COLI, Incentive Life COLI -
 Class A and B 0.00% ....................................................        $     160.72        $     107.16
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after,
 Survivorship Incentive Life - Class A and B 0.60% ......................        $         --        $         --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after -
 Class A and B 0.60% ....................................................        $         --        $         --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000 - Class A and B 0.60% ....................................        $     188.55        $     102.89
IL Protector - Class A and B 0.80% ......................................        $     137.19        $      86.02
Survivorship 2000 - Class A and B 0.60% .................................        $     157.52        $     100.82
Incentive Life 2000 Sales 1999 and after, Survivorship
 Incentive Life - Class B 0.60% .........................................        $     116.45        $      78.27
Survivorship Incentive Life - Class B 0.60% .............................        $         --        $         --
Accumulator Life - Class B 1.35% ........................................        $     114.62        $      72.58

----------
The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2001

                                                                                EQ/Alliance          EQ/Alliance        EQ/Alliance
                                                                                Money Market       Premier Growth       Quality Bond
                                                                                ------------       --------------       ------------
Assets:
Investments in shares of The Trust, at fair value ......................        $484,159,800        $113,203,157        $145,492,358
Receivable for Trust shares sold .......................................                  --           2,266,404                  --
Receivable for policy-related transactions .............................          61,022,186                  --                  --
                                                                                ------------        ------------        ------------
  Total assets .........................................................         545,181,986         115,469,561         145,492,358
                                                                                ------------        ------------        ------------
Liabilities:
Payable for Trust shares purchased .....................................          60,643,526                  --             184,505
Payable for policy-related transactions ................................                  --           2,261,128              18,782
                                                                                ------------        ------------        ------------
  Total liabilities ....................................................          60,643,526           2,261,128             203,287
                                                                                ------------        ------------        ------------
Net Assets .............................................................        $484,538,460        $113,208,433        $145,289,071
                                                                                ============        ============        ============
Net Assets:
Accumulation Units .....................................................        $482,719,666        $113,162,853        $144,998,513
Accumulation nonunitized ...............................................           1,815,537                  --             146,120
Retained by Equitable Life in Separate Account FP ......................               3,257              45,580             144,438
                                                                                ------------        ------------        ------------
Total net assets .......................................................        $484,538,460        $113,208,433        $145,289,071
                                                                                ============        ============        ============
Investments in shares of The Trust, at cost ............................        $493,386,313        $124,976,401        $143,739,620
Trust shares held
 Class A ...............................................................          36,774,065                  --          13,665,988
 Class B ...............................................................           9,957,429          15,482,572           1,172,078
Units outstanding (000's):
IL Plus Original Series, IL COLI, Incentive Life COLI -
 Class A and B 0.00% ...................................................                 602                 104                 260
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after,
 Survivorship Incentive Life - Class A and B 0.60% .....................                  --               1,356                  --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after -
 Class A and B 0.60% ...................................................                  --                  --                  --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000 - Class A and B 0.60% ...................................               1,244                  --                 526
IL Protector - Class A and B 0.80% .....................................                   4                   7                   2
Survivorship 2000 - Class A and B 0.90% ................................                 138                  82                  47
Incentive Life 2000 Sales 1999 and after, Survivorship
 Incentive Life - Class B 0.60% ........................................                 778                  --                  92
Survivorship Incentive Life - Class B 0.60% ............................                  --                  --                  --
Accumulator Life - Class B 1.35% .......................................                  --                  --                  --
Unit value:
IL Plus Original Series, IL COLI, Incentive Life COLI -
 Class A and B 0.00% ...................................................        $     143.20        $      74.19        $     173.20
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after,
 Survivorship Incentive Life - Class A and B 0.60% .....................        $         --        $      73.05        $         --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after -
 Class A and B 0.60% ...................................................        $         --        $         --        $         --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000 - Class A and B 0.60% ...................................        $     219.94        $         --        $     155.47
IL Protector - Class A and B 0.80% .....................................        $     127.25        $      72.67        $     145.42
Survivorship 2000 - Class A and B 0.90% ................................        $     142.55        $      72.48        $     151.64
Incentive Life 2000 Sales 1999 and after, Survivorship
 Incentive Life - Class B 0.60% ........................................        $     115.07        $         --        $     117.63
Survivorship Incentive Life - Class B 0.60% ............................        $         --        $         --        $         --
Accumulator Life - Class B 1.35% .......................................        $     108.27        $      70.27        $     115.96

                                                                                EQ/Alliance
                                                                                 Small Cap           EQ/Alliance         EQ/AXP New
                                                                                   Growth            Technology          Dimensions
                                                                                ------------        ------------        ------------
Assets:
Investments in shares of The Trust, at fair value ......................        $146,824,301        $ 44,441,039        $  3,242,846
Receivable for Trust shares sold .......................................           7,922,569                  --                  --
Receivable for policy-related transactions .............................                  --                  --               7,267
                                                                                ------------        ------------        ------------
  Total assets .........................................................         154,746,870          44,441,039           3,250,113
                                                                                ------------        ------------        ------------
Liabilities:
Payable for Trust shares purchased .....................................                  --              11,101               7,267
Payable for policy-related transactions ................................           7,875,496              17,232                  --
                                                                                ------------        ------------        ------------
  Total liabilities ....................................................           7,875,496              28,333               7,267
                                                                                ------------        ------------        ------------
Net Assets .............................................................        $146,871,374        $ 44,412,706        $  3,242,846
                                                                                ============        ============        ============
Net Assets:
Accumulation Units .....................................................        $146,755,378        $ 44,275,736        $  2,886,030
Accumulation nonunitized ...............................................                  --                  --                  --
Retained by Equitable Life in Separate Account FP ......................             115,996             136,970             356,816
                                                                                ------------        ------------        ------------
Total net assets .......................................................        $146,871,374        $ 44,412,706        $  3,242,846
                                                                                ============        ============        ============
Investments in shares of The Trust, at cost ............................        $147,278,801        $ 47,403,981        $  3,437,667
Trust shares held
 Class A ...............................................................           9,751,642               1,338                  --
 Class B ...............................................................           1,646,707           8,812,106             462,526
Units outstanding (000's):
IL Plus Original Series, IL COLI, Incentive Life COLI -
 Class A and B 0.00% ...................................................                 129                  79                   5
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after,
 Survivorship Incentive Life - Class A and B 0.60% .....................                  --                 769                  34
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after -
 Class A and B 0.60% ...................................................                  --                  --                  --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000 - Class A and B 0.60% ...................................                 644                  --                  --
IL Protector - Class A and B 0.80% .....................................                   6                   3                  --
Survivorship 2000 - Class A and B 0.90% ................................                  59                  36                   2
Incentive Life 2000 Sales 1999 and after, Survivorship
 Incentive Life - Class B 0.60% ........................................                 185                  --                  --
Survivorship Incentive Life - Class B 0.60% ............................                  --                  --                  --
Accumulator Life - Class B 1.35% .......................................                  --                  --                  --
Unit value:
IL Plus Original Series, IL COLI, Incentive Life COLI -
 Class A and B 0.00% ...................................................        $     153.80        $      50.43        $      70.32
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after,
 Survivorship Incentive Life - Class A and B 0.60% .....................        $         --        $      49.91        $      69.76
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after -
 Class A and B 0.60% ...................................................        $         --        $         --        $         --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000 - Class A and B 0.60% ...................................        $     149.53        $         --        $         --
IL Protector - Class A and B 0.80% .....................................        $     148.13        $      49.74        $      69.57
Survivorship 2000 - Class A and B 0.90% ................................        $     147.44        $      49.65        $      69.48
Incentive Life 2000 Sales 1999 and after, Survivorship
 Incentive Life - Class B 0.60% ........................................        $     113.58        $         --        $         --
Survivorship Incentive Life - Class B 0.60% ............................        $         --        $         --        $         --
Accumulator Life - Class B 1.35% .......................................        $     125.32        $      49.26        $      69.06

                                                                                    EQ/AXP Strategy
                                                                                      Aggressive           EQ/Balanced
                                                                                   ----------------     -----------------
Assets:
Investments in shares of The Trust, at fair value .......................            $ 2,937,869          $ 695,570,770
Receivable for Trust shares sold ........................................                     --                     --
Receivable for policy-related transactions ..............................                  6,351                     --
                                                                                     -----------          -------------
  Total assets ..........................................................              2,944,220            695,570,770
                                                                                     -----------          -------------
Liabilities:
Payable for Trust shares purchased ......................................                  6,351                204,757
Payable for policy-related transactions .................................                     --                377,265
                                                                                     -----------          -------------
  Total liabilities .....................................................                  6,351                582,022
                                                                                     -----------          -------------
Net Assets ..............................................................            $ 2,937,869          $ 694,988,748
                                                                                     ===========          =============
Net Assets:
Accumulation Units ......................................................            $ 2,725,740          $ 691,560,936
Accumulation nonunitized ................................................                     --              3,342,913
Retained by Equitable Life in Separate Account FP .......................                212,129                 84,899
                                                                                     -----------          -------------
Total net assets ........................................................            $ 2,937,869          $ 694,988,748
                                                                                     ===========          =============
Investments in shares of The Trust, at cost .............................            $ 3,405,486          $ 749,707,661
Trust shares held
 Class A ................................................................                     --             46,679,628
 Class B ................................................................                708,623              1,238,247
Units outstanding (000's):
IL Plus Original Series, IL COLI, Incentive Life COLI -
 Class A and B 0.00% ....................................................                     14                    174
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after,
 Survivorship Incentive Life - Class A and B 0.60% ......................                     51                     --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after -
 Class A and B 0.60% ....................................................                     --                  1,229
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000 - Class A and B 0.60% ....................................                     --                      8
IL Protector - Class A and B 0.80% ......................................                     --                    176
Survivorship 2000 - Class A and B 0.90% .................................                     --                    169
Incentive Life 2000 Sales 1999 and after, Survivorship
 Incentive Life - Class B 0.60% .........................................                     --                     --
Survivorship Incentive Life - Class B 0.60% .............................                     --                     --
Accumulator Life - Class B 1.35% ........................................                     --
Unit value:
IL Plus Original Series, IL COLI, Incentive Life COLI -
 Class A and B 0.00% ....................................................            $     41.52          $      208.22
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after,
 Survivorship Incentive Life - Class A and B 0.60% ......................            $     41.18          $          --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after -
 Class A and B 0.60% ....................................................            $        --          $          --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000 - Class A and B 0.60% ....................................            $        --          $      488.09
IL Protector - Class A and B 0.80% ......................................            $     41.07          $      161.78
Survivorship 2000 - Class A and B 0.90% .................................            $     41.02          $      207.26
Incentive Life 2000 Sales 1999 and after, Survivorship
 Incentive Life - Class B 0.60% .........................................            $        --          $      105.65
Survivorship Incentive Life - Class B 0.60% .............................            $        --          $          --
Accumulator Life - Class B 1.35% ........................................            $     40.77          $      101.79

-------
The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2001

                                                                                                      EQ/Capital       EQ/Capital
                                                                                 EQ/Bernstein          Guardian       Guardian U.S.
                                                                              Diversified Value        Research          Equity
                                                                              -----------------      -----------       -----------
Assets:
Investments in shares of The Trust, at fair value ......................         $82,415,399         $ 8,133,201       $ 9,167,556
Receivable for Trust shares sold .......................................                  --             599,849                --
Receivable for policy-related transactions .............................              42,407                  --            47,244
                                                                                 -----------         -----------       -----------
  Total assets .........................................................          82,457,806           8,733,050         9,214,800
                                                                                 -----------         -----------       -----------
Liabilities:
Payable for Trust shares purchased .....................................             101,242                  --            53,198
Payable for policy-related transactions ................................                  --             576,497                --
                                                                                 -----------         -----------       -----------
  Total liabilities ....................................................             101,242             576,497            53,198
                                                                                 -----------         -----------       -----------
Net Assets .............................................................         $82,356,564         $ 8,156,553       $ 9,161,602
                                                                                 ===========         ===========       ===========
Net Assets:
Accumulation Units .....................................................         $82,311,247         $ 8,117,110       $ 9,145,127
Accumulation nonunitized ...............................................                  --                  --                --
Retained by Equitable Life in Separate Account FP ......................              45,317              39,443            16,475
                                                                                 -----------         -----------       -----------
Total net assets .......................................................         $82,356,564         $ 8,156,553       $ 9,161,602
                                                                                 ===========         ===========       ===========
Investments in shares of The Trust, at cost ............................         $84,824,318         $ 8,007,129       $ 8,988,847
Trust shares held
 Class A ...............................................................                  --                  --                --
 Class B ...............................................................           7,001,105             744,002           897,037
Units outstanding (000's):
IL Plus Original Series, IL COLI, Incentive Life COLI -
 Class A and B 0.00% ...................................................                 170                  24                12
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after,
 Survivorship Incentive Life - Class A and B 0.60% .....................                 520                  48                74
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after -
 Class A and B 0.60% ...................................................                  --                  --                --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000 - Class A and B 0.60% ...................................                  --                  --                --
IL Protector - Class A and B 0.80% .....................................                   4                  --                --
Survivorship 2000 - Class A and B 0.90% ................................                  64                   1                 2
Incentive Life 2000 Sales 1999 and after, Survivorship
 Incentive Life - Class B 0.60% ........................................                   5                  --                --
Survivorship Incentive Life - Class B 0.60% ............................                  --                  --                --
Accumulator Life - Class B 1.35% .......................................                  --                  --                --
Unit value:
IL Plus Original Series, IL COLI, Incentive Life COLI -
 Class A and B 0.00% ...................................................         $     97.45         $    112.11       $    105.12
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after,
 Survivorship Incentive Life - Class A and B 0.60% .....................         $    111.27         $    110.55       $    103.65
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after -
 Class A and B 0.60% ...................................................         $        --         $        --       $        --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000 - Class A and B 0.60% ...................................         $        --         $        --       $        --
IL Protector - Class A and B 0.80% .....................................         $     95.61         $    110.03       $    103.17
Survivorship 2000 - Class A and B 0.90% ................................         $    110.12         $    109.77       $    102.92
Incentive Life 2000 Sales 1999 and after, Survivorship
 Incentive Life - Class B 0.60% ........................................         $     95.56         $        --       $        --
Survivorship Incentive Life - Class B 0.60% ............................         $        --         $        --       $        --
Accumulator Life - Class B 1.35% .......................................         $     94.36         $    107.84       $    100.40

                                                                                 EQ/Emerging       EQ/Equity 500        EQ/Evergreen
                                                                               Markets Equity           Index               Omega
                                                                               --------------      -------------        ------------
Assets:
Investments in shares of The Trust, at fair value ......................        $ 36,713,637        $614,982,397        $  1,192,831
Receivable for Trust shares sold .......................................           3,273,037           2,404,471                  --
Receivable for policy-related transactions .............................                  --                  --                 703
                                                                                ------------        ------------        ------------
  Total assets .........................................................          39,986,674         617,386,868           1,193,534
                                                                                ------------        ------------        ------------
Liabilities:
Payable for Trust shares purchased .....................................                  --                  --                 703
Payable for policy-related transactions ................................           3,273,686           2,000,478                  --
                                                                                ------------        ------------        ------------
  Total liabilities ....................................................           3,273,686           2,000,478                 703
                                                                                ------------        ------------        ------------
Net Assets .............................................................        $ 36,712,988        $615,386,390        $  1,192,831
                                                                                ============        ============        ============
Net Assets:
Accumulation Units .....................................................        $ 36,695,411        $614,813,868        $  1,189,235
Accumulation nonunitized ...............................................                  --             429,867                  --
Retained by Equitable Life in Separate Account FP ......................              17,577             142,655               3,596
                                                                                ------------        ------------        ------------
Total net assets .......................................................        $ 36,712,988        $615,386,390        $  1,192,831
                                                                                ============        ============        ============
Investments in shares of The Trust, at cost ............................        $ 48,110,760        $651,785,763        $  1,308,398
Trust shares held
 Class A ...............................................................                  --          25,644,447                  --
 Class B ...............................................................           6,538,162           2,256,114             149,336
Units outstanding (000's):
IL Plus Original Series, IL COLI, Incentive Life COLI -
 Class A and B 0.00% ...................................................                 131                 412                   4
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after,
 Survivorship Incentive Life - Class A and B 0.60% .....................                  --                  --                  12
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after -
 Class A and B 0.60% ...................................................                 404                  --                  --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000 - Class A and B 0.60% ...................................                  --               1,511                  --
IL Protector - Class A and B 0.80% .....................................                   2                  19                  --
Survivorship 2000 - Class A and B 0.90% ................................                  25                 211                  --
Incentive Life 2000 Sales 1999 and after, Survivorship
 Incentive Life - Class B 0.60% ........................................                  --                 575                  --
Survivorship Incentive Life - Class B 0.60% ............................                  12                  --                  --
Accumulator Life - Class B 1.35% .......................................                  --                  --                  --
Unit value:
IL Plus Original Series, IL COLI, Incentive Life COLI -
 Class A and B 0.00% ...................................................        $      64.83        $     271.91        $      78.47
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after,
 Survivorship Incentive Life - Class A and B 0.60% .....................        $         --        $         --        $      74.98
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after -
 Class A and B 0.60% ...................................................        $      63.15        $         --        $         --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000 - Class A and B 0.60% ...................................        $         --        $     262.11        $         --
IL Protector - Class A and B 0.80% .....................................        $      62.59        $     181.73        $      77.01
Survivorship 2000 - Class A and B 0.90% ................................        $      62.32        $     255.97        $      76.83
Incentive Life 2000 Sales 1999 and after, Survivorship
 Incentive Life - Class B 0.60% ........................................        $         --        $      85.84        $         --
Survivorship Incentive Life - Class B 0.60% ............................        $      85.61        $         --        $         --
Accumulator Life - Class B 1.35% .......................................        $      92.15        $      81.74        $      75.99

                                                                                                            EQ/FI Small/Mid
                                                                                    EQ/FI Mid Cap              Cap Value
                                                                                    -------------           ---------------
Assets:
Investments in shares of The Trust, at fair value .......................            $15,113,216             $ 80,441,823
Receivable for Trust shares sold ........................................               715,529                        --
Receivable for policy-related transactions ..............................                    --                 1,101,947
                                                                                     -----------             ------------
  Total assets ..........................................................            15,828,745                81,543,770
                                                                                     -----------             ------------
Liabilities:
Payable for Trust shares purchased ......................................                    --                 1,108,964
Payable for policy-related transactions .................................               712,158                        --
                                                                                     -----------             ------------
  Total liabilities .....................................................               712,158                 1,108,964
                                                                                     -----------             ------------
Net Assets ..............................................................            $15,116,587             $ 80,434,806
                                                                                     ===========             ============
Net Assets:
Accumulation Units ......................................................            $15,038,654             $ 80,367,708
Accumulation nonunitized ................................................                    --                        --
Retained by Equitable Life in Separate Account FP .......................                77,933                    67,098
                                                                                     -----------             ------------
Total net assets ........................................................            $15,116,587             $ 80,434,806
                                                                                     ===========             ============
Investments in shares of The Trust, at cost .............................            $14,951,456             $ 78,149,828
Trust shares held
 Class A ................................................................                    --                        --
 Class B ................................................................             1,743,623                 6,930,973
Units outstanding (000's):
IL Plus Original Series, IL COLI, Incentive Life COLI -
 Class A and B 0.00% ....................................................                    14                        90
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after,
 Survivorship Incentive Life - Class A and B 0.60% ......................                   151                        --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after -
 Class A and B 0.60% ....................................................                    --                        --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000 - Class A and B 0.60% ....................................                    --                        13
IL Protector - Class A and B 0.80% ......................................                    --                         4
Survivorship 2000 - Class A and B 0.90% .................................                     9                        47
Incentive Life 2000 Sales 1999 and after, Survivorship
 Incentive Life - Class B 0.60% .........................................                    --                       538
Survivorship Incentive Life - Class B 0.60% .............................                    --                        --
Accumulator Life - Class B 1.35% ........................................                    --                        --
Unit value:
IL Plus Original Series, IL COLI, Incentive Life COLI -
 Class A and B 0.00% ....................................................            $    86.96              $     119.34
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after,
 Survivorship Incentive Life - Class A and B 0.60% ......................            $    86.26              $         --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after -
 Class A and B 0.60% ....................................................            $       --              $         --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000 - Class A and B 0.60% ....................................            $       --              $     116.03
IL Protector - Class A and B 0.80% ......................................            $    86.03              $     114.94
Survivorship 2000 - Class A and B 0.90% .................................            $    85.92              $     114.40
Incentive Life 2000 Sales 1999 and after, Survivorship
 Incentive Life - Class B 0.60% .........................................            $       --              $     112.71
Survivorship Incentive Life - Class B 0.60% .............................            $       --              $         --
Accumulator Life - Class B 1.35% ........................................            $    85.40              $      88.78

-------
The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (Concluded)

DECEMBER 31, 2001

                                                                                               EQ/Janus
                                                                                               Large Cap     EQ/Marsico
                                                                                                Growth          Focus
                                                                                             ------------    ---------
Assets:
Investments in shares of The Trust, at fair value ........................................   $ 13,694,166    $ 699,409
Receivable for Trust shares sold .........................................................             --           --
Receivable for policy-related transactions ...............................................        113,253        2,623
                                                                                             ------------    ---------
  Total assets ...........................................................................     13,807,419      702,032
                                                                                             ------------    ---------
Liabilities:
Payable for Trust shares purchased .......................................................        113,508        2,623
Payable for policy-related transactions ..................................................             --           --
                                                                                             ------------    ---------
  Total liabilities ......................................................................        113,508        2,623
                                                                                             ------------    ---------
Net Assets ...............................................................................   $ 13,693,911    $ 699,409
                                                                                             ============    =========
Net Assets:
Accumulation Units .......................................................................   $ 13,648,368    $ 699,052
Accumulation nonunitized .................................................................             --           --
Retained by Equitable Life in Separate Account FP ........................................         45,543          357
                                                                                             ------------    ---------
Total net assets .........................................................................   $ 13,693,911    $ 699,409
                                                                                             ============    =========
Investments in shares of The Trust, at cost ..............................................   $ 14,977,756    $ 690,950
Trust shares held
 Class A .................................................................................             --           --
 Class B .................................................................................      2,110,977       61,395
Units outstanding (000's):
IL Plus Original Series, IL COLI, Incentive Life COLI - Class A and B 0.00% ..............             31           --
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life
2000 Sales 1999 and after, Survivorship Incentive Life - Class A and B 0.60% .............            173            6
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life
2000 Sales 1999 and after - Class A and B 0.60% ..........................................             --           --
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000 - Class A and B
 0.60% ...................................................................................             --           --
IL Protector - Class A and B 0.80% .......................................................              1           --
Survivorship 2000 - Class A and B 0.90% ..................................................              6            1
Incentive Life 2000 Sales 1999 and after, Survivorship Incentive Life - Class B 0.60% ....             --           --
Survivorship Incentive Life - Class B 0.60% ..............................................             --           --
Accumulator Life - Class B 1.35% .........................................................             --           --
Unit value:
IL Plus Original Series, IL COLI, Incentive Life COLI - Class A and B 0.00% ..............   $      64.96    $  106.25
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life
2000 Sales 1999 and after, Survivorship Incentive Life - Class A and B 0.60% .............   $      64.44    $  106.09
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life
2000 Sales 1999 and after - Class A and B 0.60% ..........................................   $         --    $      --
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000 - Class A and B
 0.60% ...................................................................................   $         --    $      --
IL Protector - Class A and B 0.80% .......................................................   $      64.27    $  106.04
Survivorship 2000 - Class A and B 0.90% ..................................................   $      64.18    $  106.01
Incentive Life 2000 Sales 1999 and after, Survivorship Incentive Life - Class B 0.60% ....   $         --    $      --
Survivorship Incentive Life - Class B 0.60% ..............................................   $         --    $      --
Accumulator Life - Class B 1.35% .........................................................   $      63.79    $  105.90


                                                                                                   EQ/Mercury
                                                                                                      Basic
                                                                                                  Value Equity
                                                                                                --------------
Assets:
Investments in shares of The Trust, at fair value ........................................        $ 97,534,467
Receivable for Trust shares sold .........................................................                  --
Receivable for policy-related transactions ...............................................             131,827
                                                                                                  ------------
  Total assets ...........................................................................          97,666,294
                                                                                                  ------------
Liabilities:
Payable for Trust shares purchased .......................................................             134,938
Payable for policy-related transactions ..................................................                  --
                                                                                                  ------------
  Total liabilities ......................................................................             134,938
                                                                                                  ------------
Net Assets ...............................................................................        $ 97,531,356
                                                                                                  ============
Net Assets:
Accumulation Units .......................................................................        $ 97,457,327
Accumulation nonunitized .................................................................                  --
Retained by Equitable Life in Separate Account FP ........................................              74,029
                                                                                                  ------------
Total net assets .........................................................................        $ 97,531,356
                                                                                                  ============
Investments in shares of The Trust, at cost ..............................................        $ 96,650,871
Trust shares held
 Class A .................................................................................                  --
 Class B .................................................................................           7,081,515
Units outstanding (000's):
IL Plus Original Series, IL COLI, Incentive Life COLI - Class A and B 0.00% ..............                  96
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life
2000 Sales 1999 and after, Survivorship Incentive Life - Class A and B 0.60% .............                  --
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life
2000 Sales 1999 and after - Class A and B 0.60% ..........................................                 386
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000 - Class A and B
 0.60% ...................................................................................                  --
IL Protector - Class A and B 0.80% .......................................................                   4
Survivorship 2000 - Class A and B 0.90% ..................................................                  46
Incentive Life 2000 Sales 1999 and after, Survivorship Incentive Life - Class B 0.60% ....                  --
Survivorship Incentive Life - Class B 0.60% ..............................................                  20
Accumulator Life - Class B 1.35% .........................................................                  --
Unit value:
IL Plus Original Series, IL COLI, Incentive Life COLI - Class A and B 0.00% ..............        $     183.25
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life
2000 Sales 1999 and after, Survivorship Incentive Life - Class A and B 0.60% .............        $         --
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life
2000 Sales 1999 and after - Class A and B 0.60% ..........................................        $     178.18
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000 - Class A and B
 0.60% ...................................................................................        $         --
IL Protector - Class A and B 0.80% .......................................................        $     176.51
Survivorship 2000 - Class A and B 0.90% ..................................................        $     175.68
Incentive Life 2000 Sales 1999 and after, Survivorship Incentive Life - Class B 0.60% ....        $         --
Survivorship Incentive Life - Class B 0.60% ..............................................        $     116.52
Accumulator Life - Class B 1.35% .........................................................        $     132.83



                                                                                                   EQ/MFS
                                                                                                  Emerging
                                                                                                   Growth              EQ/MFS
                                                                                                 Companies        Investors Trust
                                                                                          -- -----------------   -----------------
Assets:
Investments in shares of The Trust, at fair value ........................................     $ 216,263,275        $ 4,121,986
Receivable for Trust shares sold .........................................................         4,683,326              8,883
Receivable for policy-related transactions ...............................................                --                 --
                                                                                               -------------        -----------
  Total assets ...........................................................................       220,946,601          4,130,869
                                                                                               -------------        -----------
Liabilities:
Payable for Trust shares purchased .......................................................                --                 --
Payable for policy-related transactions ..................................................         4,686,319             35,338
                                                                                               -------------        -----------
  Total liabilities ......................................................................         4,686,319             35,338
                                                                                               -------------        -----------
Net Assets ...............................................................................     $ 216,260,282        $ 4,095,531
                                                                                               =============        ===========
Net Assets:
Accumulation Units .......................................................................     $ 216,160,799        $ 4,077,341
Accumulation nonunitized .................................................................                --                 --
Retained by Equitable Life in Separate Account FP ........................................            99,483             18,190
                                                                                               -------------        -----------
Total net assets .........................................................................     $ 216,260,282        $ 4,095,531
                                                                                               =============        ===========
Investments in shares of The Trust, at cost ..............................................     $ 290,047,429        $ 4,532,668
Trust shares held
 Class A .................................................................................                --                 --
 Class B .................................................................................        15,783,363            459,475
Units outstanding (000's):
IL Plus Original Series, IL COLI, Incentive Life COLI - Class A and B 0.00% ..............               158                  6
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life
2000 Sales 1999 and after, Survivorship Incentive Life - Class A and B 0.60% .............                --                 41
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life
2000 Sales 1999 and after - Class A and B 0.60% ..........................................             1,163                 --
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000 - Class A and B
 0.60% ...................................................................................                --                 --
IL Protector - Class A and B 0.80% .......................................................                 9                 --
Survivorship 2000 - Class A and B 0.90% ..................................................                76                  1
Incentive Life 2000 Sales 1999 and after, Survivorship Incentive Life - Class B 0.60% ....                --                 --
Survivorship Incentive Life - Class B 0.60% ..............................................                74                 --
Accumulator Life - Class B 1.35% .........................................................                --                 --
Unit value:
IL Plus Original Series, IL COLI, Incentive Life COLI - Class A and B 0.00% ..............     $      153.10        $     86.36
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life
2000 Sales 1999 and after, Survivorship Incentive Life - Class A and B 0.60% .............     $          --        $     85.03
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life
2000 Sales 1999 and after - Class A and B 0.60% ..........................................     $      148.86        $        --
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000 - Class A and B
 0.60% ...................................................................................     $          --        $        --
IL Protector - Class A and B 0.80% .......................................................     $      147.47        $     84.59
Survivorship 2000 - Class A and B 0.90% ..................................................     $      146.78        $     84.37
Incentive Life 2000 Sales 1999 and after, Survivorship Incentive Life - Class B 0.60% ....     $          --        $        --
Survivorship Incentive Life - Class B 0.60% ..............................................     $       85.53        $        --
Accumulator Life - Class B 1.35% .........................................................     $       96.14        $     84.83




                                                                                                EQ/MFS
                                                                                               Research
                                                                                           ---------------
Assets:
Investments in shares of The Trust, at fair value ........................................   $ 57,601,743
Receivable for Trust shares sold .........................................................      1,222,382
Receivable for policy-related transactions ...............................................             --
                                                                                             ------------
  Total assets ...........................................................................     58,824,125
                                                                                             ------------
Liabilities:
Payable for Trust shares purchased .......................................................             --
Payable for policy-related transactions ..................................................      1,222,364
                                                                                             ------------
  Total liabilities ......................................................................      1,222,364
                                                                                             ------------
Net Assets ...............................................................................   $ 57,601,761
                                                                                             ============
Net Assets:
Accumulation Units .......................................................................   $ 57,536,534
Accumulation nonunitized .................................................................             --
Retained by Equitable Life in Separate Account FP ........................................         65,227
                                                                                             ------------
Total net assets .........................................................................   $ 57,601,761
                                                                                             ============
Investments in shares of The Trust, at cost ..............................................   $ 63,150,896
Trust shares held
 Class A .................................................................................             --
 Class B .................................................................................      5,127,746
Units outstanding (000's):
IL Plus Original Series, IL COLI, Incentive Life COLI - Class A and B 0.00% ..............             82
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life
2000 Sales 1999 and after, Survivorship Incentive Life - Class A and B 0.60% .............             --
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life
2000 Sales 1999 and after - Class A and B 0.60% ..........................................            323
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000 - Class A and B
 0.60% ...................................................................................             --
IL Protector - Class A and B 0.80% .......................................................              4
Survivorship 2000 - Class A and B 0.90% ..................................................             28
Incentive Life 2000 Sales 1999 and after, Survivorship Incentive Life - Class B 0.60% ....             --
Survivorship Incentive Life - Class B 0.60% ..............................................             17
Accumulator Life - Class B 1.35% .........................................................             --
Unit value:
IL Plus Original Series, IL COLI, Incentive Life COLI - Class A and B 0.00% ..............   $     131.34
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life
2000 Sales 1999 and after, Survivorship Incentive Life - Class A and B 0.60% .............   $         --
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life
2000 Sales 1999 and after - Class A and B 0.60% ..........................................   $     127.70
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000 - Class A and B
 0.60% ...................................................................................   $         --
IL Protector - Class A and B 0.80% .......................................................   $     126.51
Survivorship 2000 - Class A and B 0.90% ..................................................   $     125.91
Incentive Life 2000 Sales 1999 and after, Survivorship Incentive Life - Class B 0.60% ....   $         --
Survivorship Incentive Life - Class B 0.60% ..............................................   $      85.96
Accumulator Life - Class B 1.35% .........................................................   $      88.20


                                                                                               EQ/Putnam      EQ/T. Rowe Price
                                                                                            Growth & Income    International
                                                                                                 Value             Stock
                                                                                           ----------------- -----------------
Assets:
Investments in shares of The Trust, at fair value ........................................   $ 29,065,646      $ 52,906,817
Receivable for Trust shares sold .........................................................             --         3,140,808
Receivable for policy-related transactions ...............................................          4,489                --
                                                                                             ------------      ------------
  Total assets ...........................................................................     29,070,135        56,047,625
                                                                                             ------------      ------------
Liabilities:
Payable for Trust shares purchased .......................................................          8,994                --
Payable for policy-related transactions ..................................................             --         3,140,339
                                                                                             ------------      ------------
  Total liabilities ......................................................................          8,994         3,140,339
                                                                                             ------------      ------------
Net Assets ...............................................................................   $ 29,061,141      $ 52,907,286
                                                                                             ============      ============
Net Assets:
Accumulation Units .......................................................................   $ 29,004,102      $ 52,848,336
Accumulation nonunitized .................................................................             --                --
Retained by Equitable Life in Separate Account FP ........................................         57,039            58,950
                                                                                             ------------      ------------
Total net assets .........................................................................   $ 29,061,141      $ 52,907,286
                                                                                             ============      ============
Investments in shares of The Trust, at cost ..............................................   $ 30,524,807      $ 67,553,791
Trust shares held
 Class A .................................................................................             --                --
 Class B .................................................................................      2,577,866         6,339,550
Units outstanding (000's):
IL Plus Original Series, IL COLI, Incentive Life COLI - Class A and B 0.00% ..............             42               113
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life
2000 Sales 1999 and after, Survivorship Incentive Life - Class A and B 0.60% .............             --                --
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life
2000 Sales 1999 and after - Class A and B 0.60% ..........................................            159               395
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000 - Class A and B
 0.60% ...................................................................................             --                --
IL Protector - Class A and B 0.80% .......................................................              2                 2
Survivorship 2000 - Class A and B 0.90% ..................................................             16                52
Incentive Life 2000 Sales 1999 and after, Survivorship Incentive Life - Class B 0.60% ....             --                --
Survivorship Incentive Life - Class B 0.60% ..............................................             16                16
Accumulator Life - Class B 1.35% .........................................................             --                --
Unit value:
IL Plus Original Series, IL COLI, Incentive Life COLI - Class A and B 0.00% ..............   $     128.70      $      93.88
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life
2000 Sales 1999 and after, Survivorship Incentive Life - Class A and B 0.60% .............   $         --      $         --
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life
2000 Sales 1999 and after - Class A and B 0.60% ..........................................   $     125.14      $      91.28
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000 - Class A and B
 0.60% ...................................................................................   $         --      $         --
IL Protector - Class A and B 0.80% .......................................................   $     123.96      $      90.42
Survivorship 2000 - Class A and B 0.90% ..................................................   $     123.38      $      90.00
Incentive Life 2000 Sales 1999 and after, Survivorship Incentive Life - Class B 0.60% ....   $         --      $         --
Survivorship Incentive Life - Class B 0.60% ..............................................   $      87.82      $      81.73
Accumulator Life - Class B 1.35% .........................................................   $      95.74      $      79.63

-------
The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31,

                                                            EQ/Aggressive Stock
                                            ---------------------------------------------------
                                                   2001              2000             1999
                                            ----------------- ----------------- ---------------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ................  $    3,459,227    $    3,434,784    $   3,163,286
 Expenses:
  Mortality and expense risk charges ......       3,763,915         5,519,701        5,481,701
                                             --------------    --------------    -------------
Net Investment Income (Loss) ..............        (304,688)       (2,084,917)      (2,318,415)
                                             --------------    --------------    -------------
Realized and Unrealized Gain (Loss)
 on Investments:
  Realized gain (loss) on investments .....    (212,487,401)       67,261,897      (27,888,194)
  Realized gain distribution from The
   Trust ..................................              --        62,772,904       61,642,419
                                             --------------    --------------    -------------
 Net realized gain (loss) .................    (212,487,401)      130,034,801       33,754,225
                                             --------------    --------------    -------------
 Change in unrealized appreciation
  (depreciation) of investments ...........       3,263,156      (261,224,627)     132,094,676
                                             --------------    --------------    -------------
Net Realized and Unrealized Gain
 (Loss) on Investments ....................    (209,224,245)     (131,189,826)     165,848,901
                                             --------------    --------------    -------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ................  $ (209,528,933)   $ (133,274,743)   $ 163,530,486
                                             ==============    ==============    =============


                                                          EQ/Alliance Common Stock               EQ/Alliance Global
                                            ---------------------------------------------------- ------------------
                                                   2001               2000             1999             2001
                                            ----------------- ------------------- -------------- -----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ................  $   66,366,976    $      20,631,257   $ 20,107,533   $           --
 Expenses:
  Mortality and expense risk charges ......      16,024,667           19,465,147     19,069,959        3,004,676
                                             --------------    -----------------   ------------   --------------
Net Investment Income (Loss) ..............      50,342,309            1,166,110      1,037,574       (3,004,676)
                                             --------------    -----------------   ------------   --------------
Realized and Unrealized Gain (Loss)
 on Investments:
  Realized gain (loss) on investments .....    (102,598,622)         227,158,194    221,690,581     (149,274,922)
  Realized gain distribution from The
   Trust ..................................       3,428,990          596,359,479    497,324,765          229,470
                                             --------------    -----------------   ------------   --------------
 Net realized gain (loss) .................     (99,169,632)         823,517,673    719,015,346     (149,045,452)
                                             --------------    -----------------   ------------   --------------
 Change in unrealized appreciation
  (depreciation) of investments ...........    (277,010,784)      (1,333,854,337)    13,099,046       30,847,371
                                             --------------    -----------------   ------------   --------------
Net Realized and Unrealized Gain
 (Loss) on Investments ....................    (376,180,416)        (510,336,664)   732,114,392     (118,198,081)
                                             --------------    -----------------   ------------   --------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ................  $ (325,838,107)   $    (509,170,554)  $733,151,966   $ (121,202,757)
                                             ==============    =================   ============   ==============


                                                   EQ/Alliance Global
                                            ---------------------------------
                                                   2000             1999
                                            ----------------- ---------------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ................  $    1,173,280    $    561,424
 Expenses:
  Mortality and expense risk charges ......       4,131,640       3,438,444
                                             --------------    ------------
Net Investment Income (Loss) ..............      (2,958,360)     (2,877,020)
                                             --------------    ------------
Realized and Unrealized Gain (Loss)
 on Investments:
  Realized gain (loss) on investments .....      44,316,191      67,795,783
  Realized gain distribution from The
   Trust ..................................      66,324,943      44,485,709
                                             --------------    ------------
 Net realized gain (loss) .................     110,641,134     112,281,492
                                             --------------    ------------
 Change in unrealized appreciation
  (depreciation) of investments ...........    (247,293,351)     89,001,859
                                             --------------    ------------
Net Realized and Unrealized Gain
 (Loss) on Investments ....................    (136,652,217)    201,283,351
                                             --------------    ------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ................  $ (139,610,577)   $198,406,331
                                             ==============    ============

-------
(a) Commenced operations on June 4, 1999.
(b) Commenced operations on August 30, 1999.
(c) Commenced operations on May 2, 2000.
(d) Commenced operations on September 5, 2000.
(e) Commenced operations on October 22, 2001.
The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                     EQ/Alliance Growth and Income
                                            ------------------------------------------------
                                                  2001            2000             1999
                                            --------------- ---------------- ---------------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ................  $   3,584,835   $    2,446,807    $   530,384
 Expenses:
  Mortality and expense risk charges ......      1,879,561        1,420,402      1,048,745
                                             -------------   --------------    -----------
Net Investment Income (Loss) ..............      1,705,274        1,026,405       (518,361)
                                             -------------   --------------    -----------
Realized and Unrealized Gain (Loss)
 on Investments:
  Realized gain (loss) on investments .....     (9,356,403)      26,185,528        730,688
  Realized gain distribution from The
   Trust ..................................     15,642,007       27,698,101     20,855,872
                                             -------------   --------------    -----------
 Net realized gain (loss) .................      6,285,604       53,883,629     21,586,560
                                             -------------   --------------    -----------
 Change in unrealized appreciation
  (depreciation) of investments ...........    (14,338,526)     (35,037,744)    10,929,728
                                             -------------   --------------    -----------
Net Realized and Unrealized Gain
 (Loss) on Investments ....................     (8,052,922)      18,845,885     32,516,288
                                             -------------   --------------    -----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ................  $  (6,347,648)  $   19,872,290    $31,997,927
                                             =============   ==============    ===========



                                                       EQ/Alliance Growth Investors
                                            --------------------------------------------------
                                                   2001              2000            1999
                                            ----------------- ----------------- --------------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ................  $   20,405,940    $   21,379,395    $ 17,092,741
 Expenses:
  Mortality and expense risk charges ......       5,902,954         6,959,631       6,207,073
                                             --------------    --------------    ------------
Net Investment Income (Loss) ..............      14,502,986        14,419,764      10,885,668
                                             --------------    --------------    ------------
Realized and Unrealized Gain (Loss)
 on Investments:
  Realized gain (loss) on investments .....        (315,664)       16,392,372      15,284,978
  Realized gain distribution from The
   Trust ..................................              --        77,354,978     104,658,738
                                             --------------    --------------    ------------
 Net realized gain (loss) .................        (315,664)       93,747,350     119,943,716
                                             --------------    --------------    ------------
 Change in unrealized appreciation
  (depreciation) of investments ...........    (157,828,803)     (196,393,672)    120,308,421
                                             --------------    --------------    ------------
Net Realized and Unrealized Gain
 (Loss) on Investments ....................    (158,144,467)     (102,646,322)    240,252,137
                                             --------------    --------------    ------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ................  $ (143,641,481)   $  (88,226,558)   $251,137,805
                                             ==============    ==============    ============



                                                          EQ/Alliance High Yield
                                            -------------------------------------------------
                                                  2001             2000            1999
                                            ---------------- --------------------------------
Income and Expenses:
 Investment Income:                          $   11,845,816   $  14,140,763   $  17,378,455
  Dividends from The Trust ................
 Expenses:                                          663,565         730,110         889,065
  Mortality and expense risk charges ......  --------------   -------------   -------------
                                                 11,182,251      13,410,653      16,489,390
Net Investment Income (Loss) ..............  --------------   -------------   -------------

Realized and Unrealized Gain (Loss)
 on Investments:                                (19,177,544)    (14,615,073)    (15,192,553)
  Realized gain (loss) on investments .....
  Realized gain distribution from The                    --              --         161,999
   Trust ..................................  --------------   -------------   -------------
                                                (19,177,544)    (14,615,073)    (15,030,554)
 Net realized gain (loss) .................  --------------   -------------   -------------

 Change in unrealized appreciation                8,741,806     (11,205,680)     (7,843,498)
  (depreciation) of investments ...........  --------------   -------------   -------------

Net Realized and Unrealized Gain                (10,435,738)    (25,820,753)    (22,874,052)
 (Loss) on Investments ....................  --------------   -------------   -------------

Net Increase (Decrease) in Net Assets        $      746,513   $ (12,410,100)  $  (6,384,662)
 Resulting from Operations ................  ==============   =============   =============


-------
(a) Commenced operations on June 4, 1999.
(b) Commenced operations on August 30, 1999.
(c) Commenced operations on May 2, 2000.
(d) Commenced operations on September 5, 2000.
(e) Commenced operations on October 22, 2001.
The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                EQ/Alliance Intermediate
                                                  Government Securities
                                       -------------------------------------------
                                            2001          2000           1999
                                       ------------- ------------- ---------------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ...........  $4,259,499    $4,305,611    $   4,049,521
 Expenses:
  Mortality and expense risk charges .     252,420       193,617          378,916
                                        ----------    ----------    -------------
Net Investment Income (Loss) .........   4,007,079     4,111,994        3,670,605
                                        ----------    ----------    -------------
Realized and Unrealized Gain (Loss)
 on Investments:
  Realized gain (loss) on investments    1,290,483        (3,837)        (194,507)
  Realized gain distribution from The
   Trust .............................          --            --               --
                                        ----------    ----------    -------------
 Net realized gain (loss) ............   1,290,483        (3,837)        (194,507)
                                        ----------    ----------    -------------
 Change in unrealized appreciation
  (depreciation) of investments ......   1,797,986     2,567,919       (3,783,549)
                                        ----------    ----------    -------------
Net Realized and Unrealized Gain
 (Loss) on Investments ...............   3,088,469     2,564,082       (3,978,056)
                                        ----------    ----------    -------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ...........  $7,095,548    $6,676,076    $    (307,451)
                                        ==========    ==========    =============



                                                    EQ/Alliance International
                                       ---------------------------------------------------
                                              2001              2000             1999
                                       ----------------- ----------------- ---------------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ...........   $   1,012,415     $     367,531     $        --
 Expenses:
  Mortality and expense risk charges .         324,908           438,450         321,035
                                         -------------     -------------     -----------
Net Investment Income (Loss) .........         687,507           (70,919)       (321,035)
                                         -------------     -------------     -----------
Realized and Unrealized Gain (Loss)
 on Investments:
  Realized gain (loss) on investments       (8,267,592)       (1,758,393)      1,164,532
  Realized gain distribution from The
   Trust .............................         262,362         6,771,361       1,299,989
                                         -------------     -------------     -----------
 Net realized gain (loss) ............      (8,005,230)        5,012,968       2,464,521
                                         -------------     -------------     -----------
 Change in unrealized appreciation
  (depreciation) of investments ......      (9,474,456)      (26,115,157)     19,788,723
                                         -------------     -------------     -----------
Net Realized and Unrealized Gain
 (Loss) on Investments ...............     (17,479,686)      (21,102,189)     22,253,244
                                         -------------     -------------     -----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ...........   $ (16,792,179)    $ (21,173,108)    $21,932,209
                                         =============     =============     ===========



                                                  EQ/Alliance Money Market
                                        ---------------------------------------------
                                             2001            2000           1999
                                        -------------- ------------------------------

Income and Expenses:
 Investment Income:                      $ 14,248,528   $   20,530,134  $13,943,193
  Dividends from The Trust ...........
 Expenses:                                  2,107,718        1,779,469    1,613,234
  Mortality and expense risk charges .   ------------   --------------  -----------
                                           12,140,810       18,750,665   12,329,959
Net Investment Income (Loss) .........   ------------   --------------  -----------

Realized and Unrealized Gain (Loss)
 on Investments:                           (1,312,388)      13,088,236      517,935
  Realized gain (loss) on investments
  Realized gain distribution from The              --          429,300       10,344
   Trust .............................   ------------   --------------  -----------
                                           (1,312,388)      13,517,536      528,279
 Net realized gain (loss) ............   ------------   --------------  -----------

 Change in unrealized appreciation          2,210,091      (12,753,418)    (219,635)
  (depreciation) of investments ......   ------------   --------------  -----------

Net Realized and Unrealized Gain              897,703          764,118      308,644
 (Loss) on Investments ...............   ------------   --------------  -----------

Net Increase (Decrease) in Net Assets    $ 13,038,513   $   19,514,783  $12,638,603
 Resulting from Operations ...........   ============   ==============  ===========


-------
(a) Commenced operations on June 4, 1999.
(b) Commenced operations on August 30, 1999.
(c) Commenced operations on May 2, 2000.
(d) Commenced operations on September 5, 2000.
(e) Commenced operations on October 22, 2001.
The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                EQ/Alliance Premier Growth (a)
                                       -------------------------------------------------
                                              2001             2000            1999
                                       ----------------- ---------------- --------------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ...........  $        9,667    $   2,922,865     $   30,540
 Expenses:
  Mortality and expense risk charges .         955,890        2,519,013         63,730
                                        --------------    -------------     ----------
Net Investment Income (Loss) .........        (946,223)         403,852        (33,190)
                                        --------------    -------------     ----------
Realized and Unrealized Gain (Loss)
 on Investments:
  Realized gain (loss) on investments     (127,060,769)       1,799,789         83,605
  Realized gain distribution from The
   Trust .............................              --               --        106,890
                                        --------------    -------------     ----------
 Net realized gain (loss) ............    (127,060,769)       1,799,789        190,495
                                        --------------    -------------     ----------
 Change in unrealized appreciation
  (depreciation) of investments ......      66,507,612      (83,349,563)     5,068,707
                                        --------------    -------------     ----------
Net Realized and Unrealized Gain
 (Loss) on Investments ...............     (60,553,157)     (81,549,774)     5,259,202
                                        --------------    -------------     ----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ...........  $  (61,499,380)   $ (81,145,922)    $5,226,012
                                        ==============    =============     ==========



                                                  EQ/Alliance Quality Bond
                                       -----------------------------------------------
                                             2001           2000            1999
                                       --------------- -------------- ----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ...........  $  7,364,252    $ 27,213,134   $  12,542,857
 Expenses:
  Mortality and expense risk charges .       885,373       2,318,268       1,329,147
                                        ------------    ------------   -------------
Net Investment Income (Loss) .........     6,478,879      24,894,866      11,213,710
                                        ------------    ------------   -------------
Realized and Unrealized Gain (Loss)
 on Investments:
  Realized gain (loss) on investments     16,218,499      (1,145,872)     (1,493,664)
  Realized gain distribution from The
   Trust .............................            --              --         870,458
                                        ------------    ------------   -------------
 Net realized gain (loss) ............    16,218,499      (1,145,872)       (623,206)
                                        ------------    ------------   -------------
 Change in unrealized appreciation
  (depreciation) of investments ......    (6,369,381)     21,376,212     (16,621,791)
                                        ------------    ------------   -------------
Net Realized and Unrealized Gain
 (Loss) on Investments ...............     9,849,118      20,230,340     (17,244,997)
                                        ------------    ------------   -------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ...........  $ 16,327,997    $ 45,125,206   $  (6,031,287)
                                        ============    ============   =============





                                                  EQ/Alliance Small Cap Growth
                                       ------------------------------------------------
                                             2001             2000            1999
                                       ---------------- -------------------------------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ...........  $   1,582,483    $           --   $        --
 Expenses:
  Mortality and expense risk charges .        753,493           616,222       284,347
                                        -------------    --------------   -----------
Net Investment Income (Loss) .........        828,990          (616,222)     (284,347)
                                        -------------    --------------   -----------
Realized and Unrealized Gain (Loss)
 on Investments:
  Realized gain (loss) on investments     (29,857,146)       35,932,898     4,345,484
  Realized gain distribution from The
   Trust .............................        647,769        16,396,188            --
                                        -------------    --------------   -----------
 Net realized gain (loss) ............    (29,209,377)       52,329,086     4,345,484
                                        -------------    --------------   -----------
 Change in unrealized appreciation
  (depreciation) of investments ......     10,471,452       (35,002,229)   15,295,322
                                        -------------    --------------   -----------
Net Realized and Unrealized Gain
 (Loss) on Investments ...............    (18,737,925)       17,326,857    19,640,806
                                        -------------    --------------   -----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ...........  $ (17,908,935)   $   16,710,635   $19,356,459
                                        =============    ==============   ===========

-------
(a) Commenced operations on June 4, 1999.
(b) Commenced operations on August 30, 1999.
(c) Commenced operations on May 2, 2000.
(d) Commenced operations on September 5, 2000.
(e) Commenced operations on October 22, 2001.
The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                          EQ/Alliance Technology (c)      EQ/AXP New Dimensions (d)
                                       --------------------------------- ---------------------------
                                             2001             2000            2001          2000
                                       ---------------- ---------------- ------------- -------------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ...........  $       5,346    $          --    $    4,974     $   1,043
 Expenses:
  Mortality and expense risk charges .        221,007           76,288         9,892           240
                                        -------------    -------------    ----------     ---------
Net Investment Income (Loss) .........       (215,661)         (76,288)       (4,918)          803
                                        -------------    -------------    ----------     ---------
Realized and Unrealized Gain (Loss)
 on Investments:
  Realized gain (loss) on investments     (18,298,009)        (506,295)     (117,138)       (1,822)
  Realized gain distribution from The
   Trust .............................             --               --            --            --
                                        -------------    -------------    ----------     ---------
 Net realized gain (loss) ............     18,298,009         (506,295)     (117,138)       (1,822)
                                        -------------    -------------    ----------     ---------
 Change in unrealized appreciation
  (depreciation) of investments ......      7,601,879      (10,564,821)      (97,780)      (97,042)
                                        -------------    -------------    ----------     ---------
Net Realized and Unrealized Gain
 (Loss) on Investments ...............    (10,696,130)     (11,071,116)     (214,918)      (98,864)
                                        -------------    -------------    ----------     ---------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ...........  $ (10,911,791)   $ (11,147,404)   $ (219,836)    $ (98,061)
                                        =============    =============    ==========     =========




                                     EQ/AXP Strategy Aggressive (d)                     EQ/Balanced
                                     ------------------------------  -------------------------------------------------
                                            2001          2000            2001              2000            1999
                                     --------------- -------------   ---------------- ----------------- --------------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ...........  $       --    $      742    $  18,337,028    $    17,202,195   $14,371,360
 Expenses:
  Mortality and expense risk charges .       7,936           694        3,720,250          3,249,089     3,107,759
                                        ----------    ----------    -------------    ---------------   -----------
Net Investment Income (Loss) .........      (7,936)           48       14,616,778         13,953,106    11,263,601
                                        ----------    ----------    -------------    ---------------   -----------
Realized and Unrealized Gain (Loss)
 on Investments:
  Realized gain (loss) on investments     (219,356)     (145,965)      (7,624,110)         7,620,389     9,085,444
  Realized gain distribution from The
   Trust .............................          --            --               --         84,212,310    50,638,464
                                        ----------    ----------    -------------    ---------------   -----------
 Net realized gain (loss) ............    (219,356)     (145,965)      (7,624,110)        91,832,699    59,723,908
                                        ----------    ----------    -------------    ---------------   -----------
 Change in unrealized appreciation
  (depreciation) of investments ......    (267,292)     (200,326)     (31,738,236)      (115,634,605)   11,891,088
                                        ----------    ----------    -------------    ---------------   -----------
Net Realized and Unrealized Gain
 (Loss) on Investments ...............    (486,648)     (346,291)     (39,362,346)       (23,801,906)   71,614,996
                                        ----------    ----------    -------------    ---------------   -----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ...........  $ (494,584)   $ (346,243)   $ (24,745,568)   $    (9,848,800)  $82,878,597
                                        ==========    ==========    =============    ===============   ===========

-------
(a) Commenced operations on June 4, 1999.
(b) Commenced operations on August 30, 1999.
(c) Commenced operations on May 2, 2000.
(d) Commenced operations on September 5, 2000.
(e) Commenced operations on October 22, 2001.
The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                   EQ/Bernstein
                                                  Diversified Value      EQ/Capital Guardian Research (b)
                                            --------------------------- ----------------------------------
                                                  2001          2000        2001        2000       1999
                                            --------------- ----------- ------------ ---------- ----------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ................  $     717,948   $  4,179    $   15,176   $35,181    $   280
 Expenses:
  Mortality and expense risk charges ......        236,038        875        21,187     5,502        209
                                             -------------   --------    ----------   -------    -------
Net Investment Income (Loss) ..............        481,910      3,304        (6,011)   29,679         71
                                             -------------   --------    ----------   -------    -------
Realized and Unrealized Gain (Loss)
 on Investments:
  Realized gain (loss) on investments .....       (429,986)    (2,223)      (96,597)   30,415      2,810
  Realized gain distribution from The
   Trust ..................................      1,424,280         --            --        --         27
                                             -------------   --------    ----------   -------    -------
 Net realized gain (loss) .................        994,294     (2,223)      (96,597)   30,415      2,837
                                             -------------   --------    ----------   -------    -------
 Change in unrealized appreciation
  (depreciation) of investments ...........     (2,419,314)    10,394       105,383     9,596     11,093
                                             -------------   --------    ----------   -------    -------
Net Realized and Unrealized Gain
 (Loss) on Investments ....................     (1,425,020)     8,171         8,786    40,011     13,930
                                             -------------   --------    ----------   -------    -------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ................  $    (943,110)  $ 11,475    $    2,775   $69,690    $14,001
                                             =============   ========    ==========   =======    =======



                                            EQ/Capital Guardian U.S. Equity (b)
                                            -----------------------------------
                                                2001        2000       1999
                                            ------------ ---------- ---------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ................  $  24,798    $34,131    $ 1,159
 Expenses:
  Mortality and expense risk charges ......     21,388      5,877        378
                                             ---------    -------    -------
Net Investment Income (Loss) ..............      3,410     28,254        781
                                             ---------    -------    -------
Realized and Unrealized Gain (Loss)
 on Investments:
  Realized gain (loss) on investments .....    (56,949)    16,165        451
  Realized gain distribution from The
   Trust ..................................         --      5,315      1,508
                                             ---------    -------    -------
 Net realized gain (loss) .................    (56,949)    21,480      1,959
                                             ---------    -------    -------
 Change in unrealized appreciation
  (depreciation) of investments ...........    154,385      6,999     17,325
                                             ---------    -------    -------
Net Realized and Unrealized Gain
 (Loss) on Investments ....................     97,436     28,479     19,284
                                             ---------    -------    -------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ................  $ 100,846    $56,733    $20,065
                                             =========    =======    =======

-------
(a) Commenced operations on June 4, 1999.
(b) Commenced operations on August 30, 1999.
(c) Commenced operations on May 2, 2000.
(d) Commenced operations on September 5, 2000.
(e) Commenced operations on October 22, 2001.
The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                     EQ/Emerging Markets Equity
                                          ------------------------------------------------
                                                2001             2000            1999
                                          ---------------- ---------------- --------------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ..............  $          --    $   3,734,636    $        --
 Expenses:
  Mortality and expense risk charges ....        164,902          225,716         66,405
                                           -------------    -------------    -----------
Net Investment Income (Loss) ............       (164,902)       3,508,920        (66,405)
                                           -------------    -------------    -----------
Realized and Unrealized Gain (Loss)
 on Investments:
  Realized gain (loss) on investments ...    (15,753,531)       3,112,222        363,825
  Realized gain distribution from The
   Trust ................................         53,866        1,317,840        394,053
                                           -------------    -------------    -----------
 Net realized gain (loss) ...............    (15,699,665)       4,430,062        757,878
                                           -------------    -------------    -----------
 Change in unrealized appreciation
  (depreciation) of investments .........     13,760,152      (36,201,861)    13,987,219
                                           -------------    -------------    -----------
Net Realized and Unrealized Gain
 (Loss) on Investments ..................     (1,939,513)     (31,771,799)    14,745,097
                                           -------------    -------------    -----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ..............  $  (2,104,415)   $ (28,262,879)   $14,678,692
                                           =============    =============    ===========



                                                         EQ/Equity 500 Index                       EQ/Evergreen Omega (a)
                                          -------------------------------------------------- -----------------------------------
                                                2001              2000             1999           2001         2000       1999
                                          ---------------- ----------------- --------------- ------------- ------------ --------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ..............  $   6,734,669    $    4,807,410    $  7,575,355    $      110    $   1,189    $   99
 Expenses:
  Mortality and expense risk charges ....      3,292,002         3,730,581       3,729,959         4,270        1,838        18
                                           -------------    --------------    ------------    ----------    ---------    ------
Net Investment Income (Loss) ............      3,442,667         1,076,829       3,845,396        (4,160)        (649)       81
                                           -------------    --------------    ------------    ----------    ---------    ------
Realized and Unrealized Gain (Loss)
 on Investments:
  Realized gain (loss) on investments ...    (50,673,179)      125,289,487      21,008,249       (39,991)     (18,345)       20
  Realized gain distribution from The
   Trust ................................        330,459        29,072,151       6,196,508            --           --        --
                                           -------------    --------------    ------------    ----------    ---------    ------
 Net realized gain (loss) ...............    (50,342,720)      154,361,638      27,204,757       (39,991)     (18,345)       20
                                           -------------    --------------    ------------    ----------    ---------    ------
 Change in unrealized appreciation
  (depreciation) of investments .........    (34,420,555)     (231,136,418)     92,088,291       (69,937)     (47,080)    1,450
                                           -------------    --------------    ------------    ----------    ---------    ------
Net Realized and Unrealized Gain
 (Loss) on Investments ..................    (84,763,275)      (76,774,780)    119,293,048      (109,928)     (65,425)    1,470
                                           -------------    --------------    ------------    ----------    ---------    ------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ..............  $ (81,320,608)   $  (75,697,951)   $123,138,444    $ (114,088)   $ (66,074)   $1,551
                                           =============    ==============    ============    ==========    =========    ======

-------
(a) Commenced operations on June 4, 1999.
(b) Commenced operations on August 30, 1999.
(c) Commenced operations on May 2, 2000.
(d) Commenced operations on September 5, 2000.
(e) Commenced operations on October 22, 2001.
The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                EQ/FI Mid Cap (d)              EQ/FI Small/Mid Cap Value
                                            ------------------------ -------------------------------------------
                                                 2001         2000        2001          2000           1999
                                            -------------- --------- ------------- ------------- ---------------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ................   $   21,223    $ 2,614   $  400,316    $  355,229    $      67,108
 Expenses:
  Mortality and expense risk charges ......       44,269        895      275,246       171,556          180,999
                                              ----------    -------   ----------    ----------    -------------
Net Investment Income (Loss) ..............      (23,046)     1,719      125,070       183,673         (113,891)
                                              ----------    -------   ----------    ----------    -------------
Realized and Unrealized Gain (Loss)
 on Investments:
  Realized gain (loss) on investments .....     (487,515)    22,280      138,857      (925,533)      (1,591,217)
  Realized gain distribution from The
   Trust ..................................           --         --           --            --               --
                                              ----------    -------   ----------    ----------    -------------
 Net realized gain (loss) .................     (487,515)    22,280      138,857      (925,533)      (1,591,217)
                                              ----------    -------   ----------    ----------    -------------
 Change in unrealized appreciation
  (depreciation) of investments ...........      115,983     45,777    2,231,073     2,355,805        1,920,459
                                              ----------    -------   ----------    ----------    -------------
Net Realized and Unrealized Gain
 (Loss) on Investments ....................     (371,532)    68,057    2,369,930     1,430,272          329,242
                                              ----------    -------   ----------    ----------    -------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ................   $ (394,578)   $69,776   $2,495,000    $1,613,945    $     215,351
                                              ==========    =======   ==========    ==========    =============



                                            EQ/Janus Large Cap Growth (d)  EQ/Marsico Focus (e)
                                            ----------------------------- ----------------------
                                                  2001           2000              2001
                                            --------------- ------------- ----------------------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ................  $      1,409    $    4,295           $   --
 Expenses:
  Mortality and expense risk charges ......        45,823         2,998              365
                                             ------------    ----------           ------
Net Investment Income (Loss) ..............       (44,414)        1,297             (365)
                                             ------------    ----------           ------
Realized and Unrealized Gain (Loss)
 on Investments:
  Realized gain (loss) on investments .....    (1,095,410)       (3,341)             159
  Realized gain distribution from The
   Trust ..................................            --            --               --
                                             ------------    ----------           ------
 Net realized gain (loss) .................    (1,095,410)       (3,341)             159
                                             ------------    ----------           ------
 Change in unrealized appreciation
  (depreciation) of investments ...........    (1,003,017)     (280,573)           8,459
                                             ------------    ----------           ------
Net Realized and Unrealized Gain
 (Loss) on Investments ....................    (2,098,427)     (283,914)           8,618
                                             ------------    ----------           ------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ................  $ (2,142,841)   $ (282,617)          $8,253
                                             ============    ==========           ======

-------
(a) Commenced operations on June 4, 1999.
(b) Commenced operations on August 30, 1999.
(c) Commenced operations on May 2, 2000.
(d) Commenced operations on September 5, 2000.
(e) Commenced operations on October 22, 2001.
The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                  EQ/Mercury Basic Value Equity
                                            -----------------------------------------
                                                 2001          2000          1999
                                            ------------- ------------- -------------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ................  $2,910,068    $2,558,007    $  468,257
 Expenses:
  Mortality and expense risk charges ......     370,568       229,991       153,456
                                             ----------    ----------    ----------
Net Investment Income (Loss) ..............   2,539,500     2,328,016       314,801
                                             ----------    ----------    ----------
Realized and Unrealized Gain (Loss)
 on Investments:
  Realized gain (loss) on investments .....     164,816       622,843       426,168
  Realized gain distribution from The
   Trust ..................................   2,018,991     2,512,090     1,963,197
                                             ----------    ----------    ----------
 Net realized gain (loss) .................   2,183,807     3,134,933     2,389,365
                                             ----------    ----------    ----------
 Change in unrealized appreciation
  (depreciation) of investments ...........    (467,046)       80,020     1,362,581
                                             ----------    ----------    ----------
Net Realized and Unrealized Gain
 (Loss) on Investments ....................   1,716,761     3,214,953     3,751,946
                                             ----------    ----------    ----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ................  $4,256,261    $5,542,969    $4,066,747
                                             ==========    ==========    ==========



                                                     EQ/MFS Emerging Growth Companies
                                            ---------------------------------------------------
                                                   2001              2000             1999
                                            ----------------- ----------------- ---------------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ................  $       56,327    $    6,008,229     $        --
 Expenses:
  Mortality and expense risk charges ......       1,308,762         1,768,620         640,976
                                             --------------    --------------     -----------
Net Investment Income (Loss) ..............      (1,252,435)        4,239,609        (640,976)
                                             --------------    --------------     -----------
Realized and Unrealized Gain (Loss)
 on Investments:
  Realized gain (loss) on investments .....     (79,597,391)       28,942,316      13,577,250
  Realized gain distribution from The
   Trust ..................................              --        13,303,804       3,969,879
                                             --------------    --------------     -----------
 Net realized gain (loss) .................     (79,597,391)       42,246,120      17,547,129
                                             --------------    --------------     -----------
 Change in unrealized appreciation
  (depreciation) of investments ...........     (29,752,357)     (121,109,758)     70,081,784
                                             --------------    --------------     -----------
Net Realized and Unrealized Gain
 (Loss) on Investments ....................    (109,349,748)      (78,863,638)     87,628,913
                                             --------------    --------------     -----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ................  $ (110,602,183)   $  (74,624,029)    $86,987,937
                                             ==============    ==============     ===========



                                                 EQ/MFS Investors Trust (a)
                                            --------------------------------------
                                                 2001          2000        1999
                                            -------------- -----------------------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ................   $   17,243    $   7,045    $ 1,268
 Expenses:
  Mortality and expense risk charges ......       17,100        5,820        431
                                              ----------    ---------    -------
Net Investment Income (Loss) ..............          143        1,225        837
                                              ----------    ---------    -------
Realized and Unrealized Gain (Loss)
 on Investments:
  Realized gain (loss) on investments .....      (95,215)      13,705       (227)
  Realized gain distribution from The
   Trust ..................................           --           --         --
                                              ----------    ---------    -------
 Net realized gain (loss) .................      (95,215)      13,705       (227)
                                              ----------    ---------    -------
 Change in unrealized appreciation
  (depreciation) of investments ...........     (389,623)     (41,696)    20,637
                                              ----------    ---------    -------
Net Realized and Unrealized Gain
 (Loss) on Investments ....................     (484,838)     (27,991)    20,410
                                              ----------    ---------    -------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ................   $ (484,695)   $ (26,766)   $21,247
                                              ==========    =========    =======

-------
(a) Commenced operations on June 4, 1999.
(b) Commenced operations on August 30, 1999.
(c) Commenced operations on May 2, 2000.
(d) Commenced operations on September 5, 2000.
(e) Commenced operations on October 22, 2001.
The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (Concluded)

FOR THE YEARS ENDED DECEMBER 31,


                                                        EQ/MFS Research
                                        -----------------------------------------------
                                              2001             2000            1999
                                        ---------------- ---------------- -------------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ............  $      68,268    $     527,991    $   52,831
 Expenses:
  Mortality and expense risk charges ..        321,416          322,223       208,639
                                         -------------    -------------    ----------
Net Investment Income (Loss) ..........       (253,148)         205,768      (155,808)
                                         -------------    -------------    ----------
Realized and Unrealized Gain (Loss)
 on Investments:
  Realized gain (loss) on investments .    (17,827,122)       6,836,827       995,232
  Realized gain distribution from The
   Trust ..............................      1,459,930        5,191,785     1,086,222
                                         -------------    -------------    ----------
 Net realized gain (loss) .............    (16,367,192)      12,028,612     2,081,454
                                         -------------    -------------    ----------
 Change in unrealized appreciation
  (depreciation) of investments .......      1,531,301      (17,114,439)    6,720,924
                                         -------------    -------------    ----------
Net Realized and Unrealized Gain
 (Loss) on Investments ................    (14,835,891)      (5,085,827)    8,802,378
                                         -------------    -------------    ----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ............  $ (15,089,039)   $  (4,880,059)   $8,646,570
                                         =============    =============    ==========




                                               EQ/Putnam Growth & Income Value
                                        ---------------------------------------------
                                              2001           2000           1999
                                        --------------- ------------- ---------------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ............  $    271,562    $  237,259    $     278,910
 Expenses:
  Mortality and expense risk charges ..       133,534       111,139          110,374
                                         ------------    ----------    -------------
Net Investment Income (Loss) ..........       138,028       126,120          168,536
                                         ------------    ----------    -------------
Realized and Unrealized Gain (Loss)
 on Investments:
  Realized gain (loss) on investments .      (289,234)     (439,753)         276,186
  Realized gain distribution from The
   Trust ..............................            --            --        1,499,307
                                         ------------    ----------    -------------
 Net realized gain (loss) .............      (289,234)     (439,753)       1,775,493
                                         ------------    ----------    -------------
 Change in unrealized appreciation
  (depreciation) of investments .......    (1,766,064)    1,779,700       (2,633,398)
                                         ------------    ----------    -------------
Net Realized and Unrealized Gain
 (Loss) on Investments ................    (2,055,298)    1,339,947         (857,905)
                                         ------------    ----------    -------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ............  $ (1,917,270)   $1,466,067    $    (689,369)
                                         ============    ==========    =============



                                                                 EQ/T. Rowe Price
                                                                International Stock
                                                 -------------------------------------------------
                                                        2001             2000             1999
                                                 ----------------- -------------------------------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ............            $     114,232    $      19,551    $   192,580
 Expenses:
  Mortality and expense risk charges ..                  264,512          299,185        200,684
                                                   -------------    -------------    -----------
Net Investment Income (Loss) ..........                 (150,280)        (279,634)         8,104
                                                   -------------    -------------    -----------
Realized and Unrealized Gain (Loss)
 on Investments:
  Realized gain (loss) on investments .               (6,943,616)       2,210,907      4,626,661
  Realized gain distribution from The
   Trust ..............................                    8,452        4,843,178        583,215
                                                   -------------    -------------    -----------
 Net realized gain (loss) .............               (6,935,164)       7,054,085      5,209,876
                                                   -------------    -------------    -----------
 Change in unrealized appreciation
  (depreciation) of investments .......               (6,085,964)     (17,906,392)     7,742,298
                                                   -------------    -------------    -----------
Net Realized and Unrealized Gain
 (Loss) on Investments ................              (13,021,128)     (10,852,307)    12,952,174
                                                   -------------    -------------    -----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ............            $ (13,171,408)   $ (11,131,941)   $12,944,070
                                                   =============    =============    ===========

-------
(a) Commenced operations on June 4, 1999.
(b) Commenced operations on August 30, 1999.
(c) Commenced operations on May 2, 2000.
(d) Commenced operations on September 5, 2000.
(e) Commenced operations on October 22, 2001.
The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31,


                                                                EQ/Aggressive Stock
                                               ------------------------------------------------------
                                                      2001              2000              1999
                                               ----------------- ----------------- ------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ................  $      (304,688)  $    (2,084,917)   $   (2,318,415)
 Net realized gain (loss) on investments .....     (212,487,401)      130,034,801        33,754,225
 Change in unrealized appreciation
  (depreciation) on investments ..............        3,263,156      (261,224,627)      132,094,676
                                                ---------------   ---------------    --------------
 Net increase (decrease) in net assets from
  operations .................................     (209,528,933)     (133,274,743)      163,530,486
                                                ---------------   ---------------    --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners ......       96,108,525       122,336,721       145,241,493
  Transfers between funds and guaranteed
   interest account, net .....................      (44,712,711)     (113,067,315)     (131,040,290)
  Transfers for contract benefits and
   terminations ..............................      (33,567,150)      (41,817,294)      (41,821,443)
  Contract maintenance charges ...............      (49,339,864)      (53,052,495)      (57,256,360)
                                                ---------------   ---------------    --------------
Net increase (decrease) in net assets from
 contractowners transactions .................      (31,511,200)      (85,600,383)      (84,876,600)
                                                ---------------   ---------------    --------------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account FP .......           73,978      (221,437,380)        2,197,124
                                                ---------------   ---------------    --------------
Increase (Decrease) in Net Assets ............     (240,966,155)      (21,327,952)       80,851,010
Net Assets - Beginning of Period .............      830,607,683     1,052,045,063       971,194,053
                                                ---------------   ---------------    --------------
Net Assets - End of Period ...................  $   589,641,528   $   830,607,683    $1,052,045,063
                                                ===============   ===============    ==============




                                                               EQ/Alliance Common Stock
                                               --------------------------------------------------------
                                                      2001                2000               1999
                                               ------------------ ------------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ................   $   50,342,309    $       1,166,110   $    1,037,574
 Net realized gain (loss) on investments .....      (99,169,632)         823,517,673      719,015,346
 Change in unrealized appreciation
  (depreciation) on investments ..............     (277,010,784)      (1,333,854,337)      13,099,046
                                                 --------------    -----------------   --------------
 Net increase (decrease) in net assets from
  operations .................................     (325,838,107)        (509,170,554)     733,151,966
                                                 --------------    -----------------   --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners ......      316,285,256          358,046,737      361,261,385
  Transfers between funds and guaranteed
   interest account, net .....................     (103,425,024)        (396,289,850)      (6,084,277)
  Transfers for contract benefits and
   terminations ..............................     (112,788,632)        (129,262,766)    (107,811,075)
  Contract maintenance charges ...............     (151,157,302)        (147,249,534)    (138,531,902)
                                                 --------------    -----------------   --------------
Net increase (decrease) in net assets from
 contractowners transactions .................      (51,085,702)        (314,755,413)     108,834,130
                                                 --------------    -----------------   --------------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account FP .......          162,962            3,190,692       (5,343,344)
                                                 --------------    -----------------   --------------
Increase (Decrease) in Net Assets ............     (376,760,847)        (820,735,275)     836,642,752
Net Assets - Beginning of Period .............    2,959,133,917        3,779,869,192    2,943,226,440
                                                 --------------    -----------------   --------------
Net Assets - End of Period ...................   $2,582,373,070    $   2,959,133,917   $3,779,869,192
                                                 ==============    =================   ==============




                                                               EQ/Alliance Global
                                               ---------------------------------------------------
                                                      2001              2000             1999
                                               ---------------------------------------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ................  $    (3,004,676)  $    (2,958,360)  $  (2,877,020)
 Net realized gain (loss) on investments .....     (149,045,452)      110,641,134     112,281,492
 Change in unrealized appreciation
  (depreciation) on investments ..............       30,847,371      (247,293,351)     89,001,859
                                                ---------------   ---------------   -------------
 Net increase (decrease) in net assets from
  operations .................................     (121,202,757)     (139,610,577)    198,406,331
                                                ---------------   ---------------   -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners ......       65,626,144        80,791,023      71,950,825
  Transfers between funds and guaranteed
   interest account, net .....................      (29,008,478)         (873,557)    (19,514,700)
  Transfers for contract benefits and
   terminations ..............................      (23,554,931)      (28,772,452)    (24,209,649)
  Contract maintenance charges ...............      (30,141,778)      (29,817,062)    (27,461,922)
                                                ---------------   ---------------   -------------
Net increase (decrease) in net assets from
 contractowners transactions .................      (17,079,043)       21,327,952        (764,554)
                                                ---------------   ---------------   -------------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account FP .......         (210,391)         (223,279)         23,216
                                                ---------------   ---------------   -------------
Increase (Decrease) in Net Assets ............     (138,492,191)     (118,505,904)    199,195,101
Net Assets - Beginning of Period .............      606,396,330       724,902,234     525,707,133
                                                ---------------   ---------------   -------------
Net Assets - End of Period ...................  $   467,904,139   $   606,396,330   $ 724,902,234
                                                ===============   ===============   =============

-------
(a) Commenced operations on June 4, 1999.
(b) Commenced operations on August 30, 1999.
(c) Commenced operations on May 2, 2000.
(d) Commenced operations on September 5, 2000.
(e) Commenced operations on October 22, 2001.
The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                            EQ/Alliance Growth and Income
                                                  --------------------------------------------------
                                                        2001             2000             1999
                                                  ---------------- ---------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................  $   1,705,274    $   1,026,405    $    (518,361)
 Net realized gain (loss) on investments ........      6,285,604       53,883,629       21,586,560
 Change in unrealized appreciation
  (depreciation) on investments .................    (14,338,526)     (35,037,744)      10,929,728
                                                   -------------    -------------    -------------
 Net increase (decrease) in net assets from
  operations ....................................     (6,347,648)      19,872,290       31,997,927
                                                   -------------    -------------    -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........     63,003,886       51,375,171       43,151,141
  Transfers between funds and guaranteed
   interest account, net ........................     61,784,294       18,026,255       22,904,422
  Transfers for contract benefits and
   terminations .................................    (12,314,818)     (12,474,188)      (5,529,385)
  Contract maintenance charges ..................    (20,046,318)     (14,381,414)     (11,510,715)
                                                   -------------    -------------    -------------
Net increase (decrease) in net assets from
 contractowners transactions ....................     92,427,044       42,545,824       49,015,463
                                                   -------------    -------------    -------------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account FP ..........         21,489           29,752         (144,843)
                                                   -------------    -------------    -------------
Increase (Decrease) in Net Assets ...............     86,100,885       62,447,866       80,868,547
Net Assets - Beginning of Period ................    294,767,515      232,319,649      151,451,102
                                                   -------------    -------------    -------------
Net Assets - End of Period ......................  $ 380,868,400    $ 294,767,515    $ 232,319,649
                                                   =============    =============    =============




                                                               EQ/Alliance Growth Investors
                                                  ------------------------------------------------------
                                                         2001              2000              1999
                                                  ----------------- ----------------- ------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................  $    14,502,986   $   14,419,764     $   10,885,668
 Net realized gain (loss) on investments ........         (315,664)      93,747,350        119,943,716
 Change in unrealized appreciation
  (depreciation) on investments .................     (157,828,803)    (196,393,672)       120,308,421
                                                   ---------------   --------------     --------------
 Net increase (decrease) in net assets from
  operations ....................................     (143,641,481)     (88,226,558)       251,137,805
                                                   ---------------   --------------     --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........      103,260,635      114,476,090        118,892,312
  Transfers between funds and guaranteed
   interest account, net ........................      (35,376,168)     (18,160,356)       (33,233,500)
  Transfers for contract benefits and
   terminations .................................      (52,850,001)     (43,839,962)       (44,435,531)
  Contract maintenance charges ..................      (55,701,103)     (54,298,453)       (53,085,072)
                                                   ---------------   --------------     --------------
Net increase (decrease) in net assets from
 contractowners transactions ....................      (40,666,637)      (1,822,681)       (11,861,791)
                                                   ---------------   --------------     --------------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account FP ..........         (208,130)          48,135           (471,570)
                                                   ---------------   --------------     --------------
Increase (Decrease) in Net Assets ...............     (184,516,248)     (90,001,104)       238,804,444
Net Assets - Beginning of Period ................    1,126,891,245    1,216,892,349        978,087,905
                                                   ---------------   --------------     --------------
Net Assets - End of Period ......................  $   942,374,997   $1,126,891,245     $1,216,892,349
                                                   ===============   ==============     ==============



                                                               EQ/Alliance High Yield
                                                  -------------------------------------------------
                                                        2001            2000             1999
                                                  -------------------------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................  $  11,182,251   $  13,410,653    $  16,489,390
 Net realized gain (loss) on investments ........    (19,177,544)    (14,615,073)     (15,030,554)
 Change in unrealized appreciation
  (depreciation) on investments .................      8,741,806     (11,205,680)      (7,843,498)
                                                   -------------   -------------    -------------
 Net increase (decrease) in net assets from
  operations ....................................        746,513     (12,410,100)      (6,384,662)
                                                   -------------   -------------    -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........     18,089,741      24,114,311       30,001,760
  Transfers between funds and guaranteed
   interest account, net ........................     (3,097,120)    (21,187,150)     (27,719,490)
  Transfers for contract benefits and
   terminations .................................     (6,596,529)     (6,510,833)      (7,404,940)
  Contract maintenance charges ..................     (9,310,362)     (9,706,663)     (11,174,876)
                                                   -------------   -------------    -------------
Net increase (decrease) in net assets from
 contractowners transactions ....................       (914,270)    (13,290,335)     (16,297,546)
                                                   -------------   -------------    -------------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account FP ..........         (4,036)     (2,037,976)       2,143,697
                                                   -------------   -------------    -------------
Increase (Decrease) in Net Assets ...............       (171,793)    (27,738,411)     (20,538,511)
Net Assets - Beginning of Period ................    122,096,071     149,834,482      170,372,993
                                                   -------------   -------------    -------------
Net Assets - End of Period ......................  $ 121,924,278   $ 122,096,071    $ 149,834,482
                                                   =============   =============    =============

-------
(a) Commenced operations on June 4, 1999.
(b) Commenced operations on August 30, 1999.
(c) Commenced operations on May 2, 2000.
(d) Commenced operations on September 5, 2000.
(e) Commenced operations on October 22, 2001.
The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                   EQ/Alliance Intermediate Government Securities
                                                  ------------------------------------------------
                                                        2001            2000             1999
                                                  --------------- ---------------- ---------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................  $  4,007,079    $    4,111,994   $  3,670,605
 Net realized gain (loss) on investments ........     1,290,483            (3,837)      (194,507)
 Change in unrealized appreciation
  (depreciation) on investments .................     1,797,986         2,567,919     (3,783,549)
                                                   ------------    --------------   ------------
 Net increase (decrease) in net assets from
  operations ....................................     7,095,548         6,676,076       (307,451)
                                                   ------------    --------------   ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........    19,225,366        10,221,162     16,691,635
  Transfers between funds and guaranteed
   interest account, net ........................    31,274,865       (12,624,593)    (4,529,957)
  Transfers for contract benefits and
   terminations .................................    (4,636,804)       (2,804,930)    (3,290,939)
  Contract maintenance charges ..................    (5,020,072)       (4,423,012)    (4,845,729)
                                                   ------------    --------------   ------------
Net increase (decrease) in net assets from
 contractowners transactions ....................    40,843,355        (9,631,373)     4,025,010
                                                   ------------    --------------   ------------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account FP ..........      (259,993)         (592,639)       184,107
                                                   ------------    --------------   ------------
Increase (Decrease) in Net Assets ...............    47,678,910        (3,547,936)     3,901,666
Net Assets - Beginning of Period ................    75,326,403        78,874,339     74,972,673
                                                   ------------    --------------   ------------
Net Assets - End of Period ......................  $123,005,313    $   75,326,403   $ 78,874,339
                                                   ============    ==============   ============




                                                             EQ/Alliance International
                                                  ------------------------------------------------
                                                        2001             2000            1999
                                                  ---------------- ---------------- --------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................  $      687,507   $      (70,919)  $   (321,035)
 Net realized gain (loss) on investments ........      (8,005,230)       5,012,968      2,464,521
 Change in unrealized appreciation
  (depreciation) on investments .................      (9,474,456)     (26,115,157)    19,788,723
                                                   --------------   --------------   ------------
 Net increase (decrease) in net assets from
  operations ....................................     (16,792,179)     (21,173,108)    21,932,209
                                                   --------------   --------------   ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........      11,004,808       14,728,538     11,367,096
  Transfers between funds and guaranteed
   interest account, net ........................      (4,327,437)       8,264,334     (6,228,006)
  Transfers for contract benefits and
   terminations .................................      (2,344,613)      (2,024,318)    (1,985,650)
  Contract maintenance charges ..................      (4,271,767)      (4,159,142)    (3,388,996)
                                                   --------------   --------------   ------------
Net increase (decrease) in net assets from
 contractowners transactions ....................          60,991       16,809,412       (235,556)
                                                   --------------   --------------   ------------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account FP ..........          21,335           16,024        (49,840)
                                                   --------------   --------------   ------------
Increase (Decrease) in Net Assets ...............     (16,709,853)      (4,347,672)    21,646,813
Net Assets - Beginning of Period ................      72,534,083       76,881,755     55,234,942
                                                   --------------   --------------   ------------
Net Assets - End of Period ......................  $   55,824,230   $   72,534,083   $ 76,881,755
                                                   ==============   ==============   ============




                                                                 EQ/Alliance Money Market
                                                  ----------------------------------------------------
                                                         2001             2000              1999
                                                  ---------------------------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................  $    12,140,810  $    18,750,665   $    12,329,959
 Net realized gain (loss) on investments ........       (1,312,388)      13,517,536           528,279
 Change in unrealized appreciation
  (depreciation) on investments .................        2,210,091      (12,753,418)         (219,635)
                                                   ---------------  ---------------   ---------------
 Net increase (decrease) in net assets from
  operations ....................................       13,038,513       19,514,783        12,638,603
                                                   ---------------  ---------------   ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........      281,063,327      261,734,365       231,007,033
  Transfers between funds and guaranteed
   interest account, net ........................     (148,469,048)    (159,392,173)     (102,498,970)
  Transfers for contract benefits and
   terminations .................................      (27,698,359)     (33,650,289)      (22,889,296)
  Contract maintenance charges ..................      (33,347,788)     (30,749,863)      (29,994,931)
                                                   ---------------  ---------------   ---------------
Net increase (decrease) in net assets from
 contractowners transactions ....................       71,548,132       37,942,040        75,623,836
                                                   ---------------  ---------------   ---------------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account FP ..........          113,926       (2,047,311)        1,075,796
                                                   ---------------  ---------------   ---------------
Increase (Decrease) in Net Assets ...............       84,700,571       55,409,512        89,338,235
Net Assets - Beginning of Period ................      399,837,889      344,428,377       255,090,142
                                                   ---------------  ---------------   ---------------
Net Assets - End of Period ......................  $   484,538,460  $   399,837,889   $   344,428,377
                                                   ===============  ===============   ===============

-------
(a) Commenced operations on June 4, 1999.
(b) Commenced operations on August 30, 1999.
(c) Commenced operations on May 2, 2000.
(d) Commenced operations on September 5, 2000.
(e) Commenced operations on October 22, 2001.
The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                           EQ/Alliance Premier Growth (a)
                                                  -------------------------------------------------
                                                         2001             2000            1999
                                                  ----------------- ---------------- --------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................  $      (946,223)  $     403,852    $   (33,190)
 Net realized gain (loss) on investments ........     (127,060,769)      1,799,789        190,495
 Change in unrealized appreciation
  (depreciation) on investments .................       66,507,612     (83,349,563)     5,068,707
                                                   ---------------   -------------    -----------
 Net increase (decrease) in net assets from
  operations ....................................      (61,499,380)    (81,145,922)     5,226,012
                                                   ---------------   -------------    -----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........       35,081,429      32,898,694      6,362,938
  Transfers between funds and guaranteed
   interest account, net ........................     (256,325,233)    418,028,445     40,600,125
  Transfers for contract benefits and
   terminations .................................       (4,042,683)     (4,487,489)      (346,799)
  Contract maintenance charges ..................      (10,065,785)     (6,486,655)      (628,821)
                                                   ---------------   -------------    -----------
Net increase (decrease) in net assets from
 contractonwers transactions ....................     (235,352,272)    439,952,995     45,987,443
                                                   ---------------   -------------    -----------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account FP ..........           28,641           7,014          3,902
                                                   ---------------   -------------    -----------
Increase (Decrease) in Net Assets ...............     (296,823,011)    358,814,087     51,217,357
Net Assets - Beginning of Period ................      410,031,444      51,217,357             --
                                                   ---------------   -------------    -----------
Net Assets - End of Period ......................  $   113,208,433   $ 410,031,444    $51,217,357
                                                   ===============   =============    ===========




                                                                 EQ/Alliance Quality Bond
                                                  --------------------------------------------------
                                                         2001             2000            1999
                                                  ----------------- --------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................  $     6,478,879   $ 24,894,866    $  11,213,710
 Net realized gain (loss) on investments ........       16,218,499     (1,145,872)        (623,206)
 Change in unrealized appreciation
  (depreciation) on investments .................       (6,369,381)    21,376,212      (16,621,791)
                                                   ---------------   ------------    -------------
 Net increase (decrease) in net assets from
  operations ....................................       16,327,997     45,125,206       (6,031,287)
                                                   ---------------   ------------    -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........       16,627,569     14,531,506       19,416,861
  Transfers between funds and guaranteed
   interest account, net ........................     (332,114,013)   172,786,920          760,540
  Transfers for contract benefits and
   terminations .................................       (6,024,239)    (7,947,244)      (5,541,046)
  Contract maintenance charges ..................       (5,122,804)    (3,170,115)      (3,107,058)
                                                   ---------------   ------------    -------------
Net increase (decrease) in net assets from
 contractonwers transactions ....................     (326,633,487)   176,201,067       11,529,297
                                                   ---------------   ------------    -------------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account FP ..........           17,676        346,180         (553,219)
                                                   ---------------   ------------    -------------
Increase (Decrease) in Net Assets ...............     (310,287,814)   221,672,453        4,944,791
Net Assets - Beginning of Period ................      455,576,885    233,904,432      228,959,641
                                                   ---------------   ------------    -------------
Net Assets - End of Period ......................  $   145,289,071   $455,576,885    $ 233,904,432
                                                   ===============   ============    =============



                                                             EQ/Alliance Small Cap Growth
                                                  -----------------------------------------------
                                                        2001            2000            1999
                                                  -------------------------------- --------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................  $     828,990   $    (616,222)   $   (284,347)
 Net realized gain (loss) on investments ........    (29,209,377)     52,329,086       4,345,484
 Change in unrealized appreciation
  (depreciation) on investments .................     10,471,452     (35,002,229)     15,295,322
                                                   -------------   -------------    ------------
 Net increase (decrease) in net assets from
  operations ....................................    (17,908,935)     16,710,635      19,356,459
                                                   -------------   -------------    ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........     27,628,862      21,647,575      16,092,219
  Transfers between funds and guaranteed
   interest account, net ........................     (1,365,248)     51,092,256      (8,749,007)
  Transfers for contract benefits and
   terminations .................................     (4,420,805)     (3,606,884)     (1,349,630)
  Contract maintenance charges ..................     (8,183,889)     (5,013,960)     (3,529,695)
                                                   -------------   -------------    ------------
Net increase (decrease) in net assets from
 contractonwers transactions ....................     13,658,920      64,118,987       2,463,887
                                                   -------------   -------------    ------------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account FP ..........         61,768        (150,422)        (99,856)
                                                   -------------   -------------    ------------
Increase (Decrease) in Net Assets ...............     (4,188,247)     80,679,200      21,720,490
Net Assets - Beginning of Period ................    151,059,621      70,380,421      48,659,931
                                                   -------------   -------------    ------------
Net Assets - End of Period ......................  $ 146,871,374   $ 151,059,621    $ 70,380,421
                                                   =============   =============    ============

-------
(a) Commenced operations on June 4, 1999.
(b) Commenced operations on August 30, 1999.
(c) Commenced operations on May 2, 2000.
(d) Commenced operations on September 5, 2000.
(e) Commenced operations on October 22, 2001.
The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                     EQ/Alliance Technology (c)     EQ/AXP New Dimensions (d)
                                                  --------------------------------- -------------------------
                                                        2001             2000            2001         2000
                                                  ---------------- ---------------- ------------- -----------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................  $     (215,661)  $      (76,288)  $   (4,918)   $     803
 Net realized gain (loss) on investments ........     (18,298,009)        (506,295)    (117,138)      (1,822)
 Change in unrealized appreciation
  (depreciation) on investments .................       7,601,879      (10,564,821)     (97,780)     (97,042)
                                                   --------------   --------------   ----------    ---------
 Net increase (decrease) in net assets from
  operations ....................................     (10,911,791)     (11,147,404)    (219,836)     (98,061)
                                                   --------------   --------------   ----------    ---------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........      13,314,847        7,114,732      743,333       25,593
  Transfers between funds and guaranteed
   interest account, net ........................      11,082,053       40,543,591    2,074,691      354,422
  Transfers for contract benefits and
   terminations .................................        (886,319)        (772,878)     (23,135)          --
  Contract maintenance charges ..................      (3,496,414)        (811,950)    (117,970)      (2,140)
                                                   --------------   --------------   ----------    ---------
Net increase (decrease) in net assets from
 contractowners transactions ....................      20,014,167       46,073,495    2,676,919      377,875
                                                   --------------   --------------   ----------    ---------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account FP ..........         (42,048)         426,287        5,707      500,242
                                                   --------------   --------------   ----------    ---------
Increase (Decrease) in Net Assets ...............       9,060,328       35,352,378    2,462,790      780,056
Net Assets - Beginning of Period ................      35,352,378               --      780,056           --
                                                   --------------   --------------   ----------    ---------
Net Assets - End of Period ......................  $   44,412,706   $   35,352,378   $3,242,846    $ 780,056
                                                   ==============   ==============   ==========    =========



                                                  EQ/AXP Strategy Aggressive (d)
                                                  ------------------------------
                                                       2001           2000
                                                  ------------- ---------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................  $   (7,936)    $       48
 Net realized gain (loss) on investments ........    (219,356)      (145,965)
 Change in unrealized appreciation
  (depreciation) on investments .................    (267,292)      (200,326)
                                                   ----------     ----------
 Net increase (decrease) in net assets from
  operations ....................................    (494,584)      (346,243)
                                                   ----------     ----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........     679,581         25,666
  Transfers between funds and guaranteed
   interest account, net ........................   2,157,388        564,195
  Transfers for contract benefits and
   terminations .................................     (37,022)            (8)
  Contract maintenance charges ..................    (114,123)        (2,630)
                                                   ----------     ------------
Net increase (decrease) in net assets from
 contractowners transactions ....................   2,685,824        587,223
                                                   ----------     ------------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account FP ..........       4,955        500,694
                                                   ----------     ------------
Increase (Decrease) in Net Assets ...............   2,196,195        741,674
Net Assets - Beginning of Period ................     741,674             --
                                                   ----------     ------------
Net Assets - End of Period ......................  $2,937,869     $  741,674
                                                   ==========     ============



                                                                      EQ/Balanced
                                                  ---------------------------------------------------
                                                        2001              2000             1999
                                                  ---------------- ----------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................  $  14,616,778    $    13,953,106   $  11,263,601
 Net realized gain (loss) on investments ........     (7,624,110)        91,832,699      59,723,908
 Change in unrealized appreciation
  (depreciation) on investments .................    (31,738,236)      (115,634,605)     11,891,088
                                                   -------------    ---------------   -------------
 Net increase (decrease) in net assets from
  operations ....................................    (24,745,568)        (9,848,800)     82,878,597
                                                   -------------    ---------------   -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........     52,423,463         43,380,686      45,762,044
  Transfers between funds and guaranteed
   interest account, net ........................    223,284,135        (18,801,218)    (32,690,258)
  Transfers for contract benefits and
   terminations .................................    (31,418,693)       (23,090,558)    (22,220,063)
  Contract maintenance charges ..................    (36,290,597)       (25,919,768)    (25,882,673)
                                                   -------------    ---------------   -------------
Net increase (decrease) in net assets from
 contractowners transactions ....................    207,998,308        (24,430,858)    (35,030,950)
                                                   -------------    ---------------   -------------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account FP ..........        (38,485)          (657,407)         34,900
                                                   -------------    ---------------   -------------
Increase (Decrease) in Net Assets ...............    183,214,255        (34,937,065)     47,882,547
Net Assets - Beginning of Period ................    511,774,493        546,711,558     498,829,011
                                                   -------------    ---------------   -------------
Net Assets - End of Period ......................  $ 694,988,748    $   511,774,493   $ 546,711,558
                                                   =============    ===============   =============

-------
(a) Commenced operations on June 4, 1999.
(b) Commenced operations on August 30, 1999.
(c) Commenced operations on May 2, 2000.
(d) Commenced operations on September 5, 2000.
(e) Commenced operations on October 22, 2001.
The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                         EQ/Bernstein
                                                       Diversified Value            EQ/Capital Guardian Research (b)
                                                  --------------------------- -----------------------------------------
                                                        2001          2000         2001          2000          1999
                                                  --------------- ----------- ------------- -------------- ------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................  $    481,910    $  3,304    $   (6,011)    $   29,679     $     71
 Net realized gain (loss) on investments ........       994,294      (2,223)      (96,597)        30,415        2,837
 Change in unrealized appreciation
  (depreciation) on investments .................    (2,419,314)     10,394       105,383          9,596       11,093
                                                   ------------    --------    ----------     ----------     --------
 Net increase (decrease) in net assets from
  operations ....................................      (943,110)     11,475         2,775         69,690       14,001
                                                   ------------    --------    ----------     ----------     --------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........     7,544,069      41,252     1,822,578        711,351       63,883
  Transfers between funds and guaranteed
   interest account, net ........................    79,211,110     483,081     3,683,627      2,253,279      115,765
  Transfers for contract benefits and
   terminations .................................    (1,699,250)        (44)      (81,815)       (66,372)          --
  Contract maintenance charges ..................    (2,322,983)     (7,905)     (333,607)      (114,994)        (503)
                                                   ------------    --------    ----------     ----------     --------
Net increase (decrease) in net assets from
 contractowners transactions ....................    82,732,946     516,384     5,090,783      2,783,264      179,145
                                                   ------------    --------    ----------     ----------     --------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account FP ..........        38,863           6        11,644          5,042          209
                                                   ------------    --------    ----------     ----------     --------
Increase (Decrease) in Net Assets ...............    81,836,377     527,865     5,105,202      2,857,996      193,355
Net Assets - Beginning of Period ................       527,865          --     3,051,351        193,355           --
                                                   ------------    --------    ----------     ----------     --------
Net Assets - End of Period ......................  $ 82,356,564    $527,865    $8,156,553     $3,051,351     $193,355
                                                   ============    ========    ==========     ==========     ========



                                                     EQ/Capital Guardian U.S. Equity (b)
                                                  -----------------------------------------
                                                       2001          2000          1999
                                                  ------------- -------------- ------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................  $    3,410     $   28,254    $     781
 Net realized gain (loss) on investments ........     (56,949)        21,480        1,959
 Change in unrealized appreciation
  (depreciation) on investments .................     154,385          6,999       17,325
                                                   ----------     ----------    ---------
 Net increase (decrease) in net assets from
  operations ....................................     100,846         56,733       20,065
                                                   ----------     ----------    ---------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........   1,068,480        536,209      115,934
  Transfers between funds and guaranteed
   interest account, net ........................   6,314,186      1,033,573      390,589
  Transfers for contract benefits and
   terminations .................................     (51,509)       (68,022)     (12,706)
  Contract maintenance charges ..................    (272,829)       (84,915)      (2,423)
                                                   ----------     ----------    ---------
Net increase (decrease) in net assets from
 contractowners transactions ....................   7,058,328      1,416,845      491,394
                                                   ----------     ----------    ---------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account FP ..........      11,558          5,455          378
                                                   ----------     ----------    ---------
Increase (Decrease) in Net Assets ...............   7,170,732      1,479,033      511,837
Net Assets - Beginning of Period ................   1,990,870        511,837           --
                                                   ----------     ----------    ---------
Net Assets - End of Period ......................  $9,161,602     $1,990,870    $ 511,837
                                                   ==========     ==========    =========

-------
(a) Commenced operations on June 4, 1999.
(b) Commenced operations on August 30, 1999.
(c) Commenced operations on May 2, 2000.
(d) Commenced operations on September 5, 2000.
(e) Commenced operations on October 22, 2001.
The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                             EQ/Emerging Markets Equity
                                                  ------------------------------------------------
                                                        2001             2000            1999
                                                  ---------------- ---------------- --------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................  $     (164,902)  $    3,508,920   $    (66,405)
 Net realized gain (loss) on investments ........     (15,699,665)       4,430,062        757,878
 Change in unrealized appreciation
  (depreciation) on investments .................      13,760,152      (36,201,861)    13,987,219
                                                   --------------   --------------   ------------
 Net increase (decrease) in net assets from
  operations ....................................      (2,104,415)     (28,262,879)    14,678,692
                                                   --------------   --------------   ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........       8,992,159       13,667,286      4,138,455
  Transfers between funds and guaranteed
   interest account, net ........................      (5,239,900)      19,732,771     15,981,886
  Transfers for contract benefits and
   terminations .................................      (1,302,774)      (1,935,931)      (614,746)
  Contract maintenance charges ..................      (3,268,963)      (3,117,702)      (888,987)
                                                   --------------   --------------   ------------
Net increase (decrease) in net assets from
 contractowners transactions ....................        (819,478)      28,346,424     18,616,608
                                                   --------------   --------------   ------------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account FP ..........           4,496       (1,141,709)    (1,953,290)
                                                   --------------   --------------   ------------
Increase (Decrease) in Net Assets ...............      (2,919,397)      (1,058,164)    31,342,010
Net Assets - Beginning of Period ................      39,632,385       40,690,549      9,348,539
                                                   --------------   --------------   ------------
Net Assets - End of Period ......................  $   36,712,988   $   39,632,385   $ 40,690,549
                                                   ==============   ==============   ============



                                                                  EQ/Equity 500 Index
                                                  ---------------------------------------------------
                                                        2001              2000             1999
                                                  ---------------- ----------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................  $   3,442,667    $     1,076,829   $   3,845,396
 Net realized gain (loss) on investments ........    (50,342,720)       154,361,638      27,204,757
 Change in unrealized appreciation
  (depreciation) on investments .................    (34,420,555)      (231,136,418)     92,088,291
                                                   -------------    ---------------   -------------
 Net increase (decrease) in net assets from
  operations ....................................    (81,320,608)       (75,697,951)    123,138,444
                                                   -------------    ---------------   -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........    111,734,358        141,841,978     123,310,198
  Transfers between funds and guaranteed
   interest account, net ........................    (11,874,126)      (188,630,273)    214,661,006
  Transfers for contract benefits and
   terminations .................................    (23,714,086)       (31,072,192)    (21,408,589)
  Contract maintenance charges ..................    (38,885,384)       (37,557,252)    (32,012,123)
                                                   -------------    ---------------   -------------
Net increase (decrease) in net assets from
 contractowners transactions ....................     37,260,762       (115,417,739)    284,550,492
                                                   -------------    ---------------   -------------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account FP ..........          7,463            249,927      (1,148,745)
                                                   -------------    ---------------   -------------
Increase (Decrease) in Net Assets ...............    (44,052,383)      (190,865,763)    406,540,191
Net Assets - Beginning of Period ................    659,438,773        850,304,536     443,764,345
                                                   -------------    ---------------   -------------
Net Assets - End of Period ......................  $ 615,386,390    $   659,438,773   $ 850,304,536
                                                   =============    ===============   =============



                                                              EQ/Evergreen Omega (a)
                                                    -------------------------------------
                                                         2001          2000       1999
                                                    -------------- ----------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................     $   (4,160)   $    (649)  $    81
 Net realized gain (loss) on investments ........        (39,991)     (18,345)       20
 Change in unrealized appreciation
  (depreciation) on investments .................        (69,937)     (47,080)    1,450
                                                      ----------    ---------   -------
 Net increase (decrease) in net assets from
  operations ....................................       (114,088)     (66,074)    1,551
                                                      ----------    ---------   -------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........        276,356      170,085     6,341
  Transfers between funds and guaranteed
   interest account, net ........................        658,839      389,449    21,241
  Transfers for contract benefits and
   terminations .................................        (40,663)     (14,028)       --
  Contract maintenance charges ..................        (73,843)     (26,554)     (471)
                                                      ----------    ---------   -------
Net increase (decrease) in net assets from
 contractowners transactions ....................        820,689      518,952    27,111
                                                      ----------    ---------   -------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account FP ..........          2,867        1,805        18
                                                      ----------    ---------   -------
Increase (Decrease) in Net Assets ...............        709,468      454,683    28,680
Net Assets - Beginning of Period ................        483,363       28,680        --
                                                      ----------    ---------   -------
Net Assets - End of Period ......................     $1,192,831    $ 483,363   $28,680
                                                      ==========    =========   =======

-------
(a) Commenced operations on June 4, 1999.
(b) Commenced operations on August 30, 1999.
(c) Commenced operations on May 2, 2000.
(d) Commenced operations on September 5, 2000.
(e) Commenced operations on October 22, 2001.
The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                          EQ/FI Mid Cap (d)                 EQ/FI Small/Mid Cap Value
                                                  ----------------------------- ----------------------------------------------
                                                       2001           2000            2001            2000           1999
                                                  -------------- -------------- --------------- --------------- --------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................  $   (23,046)    $    1,719    $    125,070    $    183,673    $   (113,891)
 Net realized gain (loss) on investments ........     (487,515)        22,280         138,857        (925,533)     (1,591,217)
 Change in unrealized appreciation
  (depreciation) on investments .................      115,983         45,777       2,231,073       2,355,805       1,920,459
                                                   -----------     ----------    ------------    ------------    ------------
 Net increase (decrease) in net assets from
  operations ....................................     (394,578)        69,776       2,495,000       1,613,945         215,351
                                                   -----------     ----------    ------------    ------------    ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........    3,104,260        366,696      12,839,917       8,252,522      11,009,658
  Transfers between funds and guaranteed
   interest account, net ........................   11,391,130      1,093,460      32,580,993      (4,015,926)     (7,936,496)
  Transfers for contract benefits and
   terminations .................................     (134,130)        (4,645)     (2,101,751)     (1,679,638)     (1,320,477)
  Contract maintenance charges ..................     (576,665)        (7,269)     (3,235,147)     (2,277,996)     (2,723,017)
                                                   -----------     ----------    ------------    ------------    ------------
Net increase (decrease) in net assets from
 contractowners transactions ....................   13,784,595      1,448,242      40,084,012         278,962        (970,332)
                                                   -----------     ----------    ------------    ------------    ------------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account FP ..........     (292,342)       500,894          29,365         (14,691)        (23,731)
                                                   -----------     ----------    ------------    ------------    ------------
Increase (Decrease) in Net Assets ...............   13,097,675      2,018,912      42,608,377       1,878,216        (778,712)
Net Assets - Beginning of Period ................    2,018,912             --      37,826,429      35,948,213      36,726,925
                                                   -----------     ----------    ------------    ------------    ------------
Net Assets - End of Period ......................  $15,116,587     $2,018,912    $ 80,434,806    $ 37,826,429    $ 35,948,213
                                                   ===========     ==========    ============    ============    ============



                                                  EQ/Janus Large Cap Growth (d)  EQ/Marsico Focus (e)
                                                  ----------------------------- ----------------------
                                                        2001           2000              2001
                                                  --------------- ------------- ----------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................  $    (44,414)   $    1,297          $   (365)
 Net realized gain (loss) on investments ........    (1,095,410)       (3,341)              159
 Change in unrealized appreciation
  (depreciation) on investments .................    (1,003,017)     (280,573)            8,459
                                                   ------------    ----------          --------
 Net increase (decrease) in net assets from
  operations ....................................    (2,142,841)     (282,617)            8,253
                                                   ------------    ----------          --------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........     4,178,096       531,995            58,977
  Transfers between funds and guaranteed
   interest account, net ........................     8,973,650     3,230,829           634,874
  Transfers for contract benefits and
   terminations .................................      (127,892)          (11)               --
  Contract maintenance charges ..................      (840,444)      (28,450)           (3,060)
                                                   ------------    ----------          --------
Net increase (decrease) in net assets from
 contractowners transactions ....................    12,183,410     3,734,363           690,791
                                                   ------------    ----------          --------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account FP ..........      (301,402)      502,998               365
                                                   ------------    ----------          --------
Increase (Decrease) in Net Assets ...............     9,739,167     3,954,744           699,409
Net Assets - Beginning of Period ................     3,954,744            --                --
                                                   ------------    ----------          --------
Net Assets - End of Period ......................  $ 13,693,911    $3,954,744          $699,409
                                                   ============    ==========          ========

-------
(a) Commenced operations on June 4, 1999.
(b) Commenced operations on August 30, 1999.
(c) Commenced operations on May 2, 2000.
(d) Commenced operations on September 5, 2000.
(e) Commenced operations on October 22, 2001.
The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                           EQ/Mercury Basic Value Equity
                                                  -----------------------------------------------
                                                        2001            2000            1999
                                                  --------------- --------------- ---------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................  $  2,539,500    $  2,328,016    $    314,801
 Net realized gain (loss) on investments ........     2,183,807       3,134,933       2,389,365
 Change in unrealized appreciation
  (depreciation) on investments .................      (467,046)         80,020       1,362,581
                                                   ------------    ------------    ------------
 Net increase (decrease) in net assets from
  operations ....................................     4,256,261       5,542,969       4,066,747
                                                   ------------    ------------    ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........    15,725,847      14,274,696      10,931,366
  Transfers between funds and guaranteed
   interest account, net ........................    30,278,072        (709,168)      7,324,607
  Transfers for contract benefits and
   terminations .................................    (2,364,969)     (2,590,934)       (738,457)
  Contract maintenance charges ..................    (3,962,409)     (2,726,971)     (1,912,295)
                                                   ------------    ------------    ------------
Net increase (decrease) in net assets from
 contractowners transactions ....................    39,676,541       8,247,623      15,605,221
                                                   ------------    ------------    ------------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account FP ..........        19,766          (2,113)        (43,053)
                                                   ------------    ------------    ------------
Increase (Decrease) in Net Assets ...............    43,952,568      13,788,479      19,628,915
Net Assets - Beginning of Period ................    53,578,788      39,790,309      20,161,394
                                                   ------------    ------------    ------------
Net Assets - End of Period ......................  $ 97,531,356    $ 53,578,788    $ 39,790,309
                                                   ============    ============    ============



                                                            EQ/MFS Emerging Growth Companies
                                                  ----------------------------------------------------
                                                         2001              2000             1999
                                                  ----------------- ----------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................  $    (1,252,435)  $     4,239,609    $   (640,976)
 Net realized gain (loss) on investments ........      (79,597,391)       42,246,120      17,547,129
 Change in unrealized appreciation
  (depreciation) on investments .................      (29,752,357)     (121,109,758)     70,081,784
                                                   ---------------   ---------------    ------------
 Net increase (decrease) in net assets from
  operations ....................................     (110,602,183)      (74,624,029)     86,987,937
                                                   ---------------   ---------------    ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........       59,452,044        70,287,748      32,825,036
  Transfers between funds and guaranteed
   interest account, net ........................      (17,664,893)      106,624,803      73,824,786
  Transfers for contract benefits and
   terminations .................................       (8,729,236)      (11,540,315)     (4,302,249)
  Contract maintenance charges ..................      (18,898,434)      (16,274,107)     (7,077,162)
                                                   ---------------   ---------------    ------------
Net increase (decrease) in net assets from
 contractowners transactions ....................       14,159,481       149,098,129      95,270,411
                                                   ---------------   ---------------    ------------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account FP ..........           59,311           (13,468)        (72,131)
                                                   ---------------   ---------------    ------------
Increase (Decrease) in Net Assets ...............      (96,383,391)       74,460,632     182,186,217
Net Assets - Beginning of Period ................      312,643,673       238,183,041      55,996,824
                                                   ---------------   ---------------    ------------
Net Assets - End of Period ......................  $   216,260,282   $   312,643,673    $238,183,041
                                                   ===============   ===============    ============




                                                         EQ/MFS Investors Trust (a)
                                                 ----------------------------------------
                                                      2001          2000          1999
                                                 ------------- --------------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ................... $      143    $    1,225     $    837
 Net realized gain (loss) on investments ........    (95,215)       13,705         (227)
 Change in unrealized appreciation
  (depreciation) on investments .................   (389,623)      (41,696)      20,637
                                                  ----------    ----------     --------
 Net increase (decrease) in net assets from
  operations ....................................   (484,695)      (26,766)      21,247
                                                  ----------    ----------     --------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........  1,308,391       915,571       44,806
  Transfers between funds and guaranteed
   interest account, net ........................  1,379,673     1,166,335      327,072
  Transfers for contract benefits and
   terminations .................................    (64,804)     (108,500)        (780)
  Contract maintenance charges ..................   (304,911)     (125,415)      (6,662)
                                                  ----------    ----------     --------
Net increase (decrease) in net assets from
 contractowners transactions ....................  2,318,349     1,847,991      364,437
                                                  ----------    ----------     --------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account FP ..........      4,927        20,011       30,030
                                                  ----------    ----------     --------
Increase (Decrease) in Net Assets ...............  1,838,581     1,841,236      415,714
Net Assets - Beginning of Period ................  2,256,950       415,714           --
                                                  ----------    ----------     --------
Net Assets - End of Period ...................... $4,095,531    $2,256,950     $415,714
                                                  ==========    ==========     ========

-------
(a) Commenced operations on June 4, 1999.
(b) Commenced operations on August 30, 1999.
(c) Commenced operations on May 2, 2000.
(d) Commenced operations on September 5, 2000.
(e) Commenced operations on October 22, 2001.
The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Concluded)

FOR THE YEARS ENDED DECEMBER 31,


                                                                  EQ/MFS Research
                                                  ------------------------------------------------
                                                        2001             2000            1999
                                                  ---------------- ---------------- --------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................  $     (253,148)  $      205,768   $   (155,808)
 Net realized gain (loss) on investments ........     (16,367,192)      12,028,612      2,081,454
 Change in unrealized appreciation
  (depreciation) on investments .................       1,531,301      (17,114,439)     6,720,924
                                                   --------------   --------------   ------------
 Net increase (decrease) in net assets from
  operations ....................................     (15,089,039)      (4,880,059)     8,646,570
                                                   --------------   --------------   ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........      14,828,761       15,542,973     12,506,780
  Transfers between funds and guaranteed
   interest account, net ........................      (2,775,964)      13,683,263      3,706,530
  Transfers for contract benefits and
   terminations .................................      (2,042,120)      (2,403,003)    (1,462,985)
  Contract maintenance charges ..................      (4,452,048)      (3,467,296)    (2,771,825)
                                                   --------------   --------------   ------------
Net increase (decrease) in net assets from
 contractowners transactions ....................       5,558,629       23,355,937     11,978,500
                                                   --------------   --------------   ------------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account FP ..........          21,603           (2,662)        (9,698)
                                                   --------------   --------------   ------------
Increase (Decrease) in Net Assets ...............      (9,508,807)      18,473,216     20,615,372
Net Assets - Beginning of Period ................      67,110,568       48,637,352     28,021,980
                                                   --------------   --------------   ------------
Net Assets - End of Period ......................  $   57,601,761   $   67,110,568   $ 48,637,352
                                                   ==============   ==============   ============





                                                          EQ/Putnam Growth & Income Value
                                                  -----------------------------------------------
                                                        2001            2000            1999
                                                  --------------- --------------- ---------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................  $    138,028    $    126,120    $    168,536
 Net realized gain (loss) on investments ........      (289,234)       (439,753)      1,775,493
 Change in unrealized appreciation
  (depreciation) on investments .................    (1,766,064)      1,779,700      (2,633,398)
                                                   ------------    ------------    ------------
 Net increase (decrease) in net assets from
  operations ....................................    (1,917,270)      1,466,067        (689,369)
                                                   ------------    ------------    ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........     5,774,568       6,483,419       7,146,178
  Transfers between funds and guaranteed
   interest account, net ........................     3,224,087      (2,317,055)      1,334,522
  Transfers for contract benefits and
   terminations .................................      (883,203)     (1,310,344)     (1,065,152)
  Contract maintenance charges ..................    (1,704,681)     (1,561,710)     (1,608,392)
                                                   ------------    ------------    ------------
Net increase (decrease) in net assets from
 contractowners transactions ....................     6,410,771       1,294,310       5,807,156
                                                   ------------    ------------    ------------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account FP ..........        16,347          (2,863)        (67,263)
                                                   ------------    ------------    ------------
Increase (Decrease) in Net Assets ...............     4,509,848       2,757,514       5,050,524
Net Assets - Beginning of Period ................    24,551,293      21,793,779      16,743,255
                                                   ------------    ------------    ------------
Net Assets - End of Period ......................  $ 29,061,141    $ 24,551,293    $ 21,793,779
                                                   ============    ============    ============




                                                        EQ/T. Rowe Price International  Stock
                                                  ------------------------------------------------
                                                        2001             2000            1999
                                                  --------------------------------- --------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................  $     (150,280)  $     (279,634)  $     (8,104)
 Net realized gain (loss) on investments ........      (6,935,164)       7,054,085      5,209,876
 Change in unrealized appreciation
  (depreciation) on investments .................      (6,085,964)     (17,906,392)     7,742,298
                                                   --------------   --------------   ------------
 Net increase (decrease) in net assets from
  operations ....................................     (13,171,408)     (11,131,941)    12,944,069
                                                   --------------   --------------   ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........      12,319,123       13,284,127     10,327,110
  Transfers between funds and guaranteed
   interest account, net ........................       1,299,195        7,328,519      2,706,127
  Transfers for contract benefits and
   terminations .................................      (1,644,110)      (2,555,818)    (1,157,065)
  Contract maintenance charges ..................      (3,272,522)      (2,874,773)    (2,168,146)
                                                   --------------   --------------   ------------
Net increase (decrease) in net assets from
 contractowners transactions ....................       8,701,686       15,182,055      9,708,026
                                                   --------------   --------------   ------------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account FP ..........          15,684           (2,816)         1,578
                                                   --------------   --------------   ------------
Increase (Decrease) in Net Assets ...............      (4,454,038)       4,047,298     22,653,673
Net Assets - Beginning of Period ................      57,361,324       53,314,026     30,660,353
                                                   --------------   --------------   ------------
Net Assets - End of Period ......................  $   52,907,286   $   57,361,324   $ 53,314,026
                                                   ==============   ==============   ============

-------
(a) Commenced operations on June 4, 1999.
(b) Commenced operations on August 30, 1999.
(c) Commenced operations on May 2, 2000.
(d) Commenced operations on September 5, 2000.
(e) Commenced operations on October 22, 2001.
The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2001


1. Organization

   The Equitable Life Assurance Society of the United States ("Equitable Life") Separate Account FP (the "Account") is organized as a unit investment trust, a type of investment company, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (the "1940 Act"). EQ Advisors Trust ("EQAT" or "Trust") commenced operations on May 1, 1997 and is an open-ended diversified management investment company that sells shares of a portfolio ("Portfolio") of a mutual fund to separate accounts of insurance companies. Each Portfolio has separate investment objectives. These financial statements and notes are those of the Account. The Account consists of 39 variable investment options of which 32 are reported herein(1):

   o EQ/Aggressive Stock(2)                                               o EQ/Bernstein Diversified Value(9)
   o EQ/Alliance Common Stock                                             o EQ/Capital Guardian Research
   o EQ/Alliance Global                                                   o EQ/Capital Guardian U.S. Equity
   o EQ/Alliance Growth and Income                                        o EQ/Emerging Markets Equity(3)
   o EQ/Alliance Growth Investors                                         o EQ/Equity 500 Index(4)
   o EQ/Alliance High Yield                                               o EQ/Evergreen Omega(5)
   o EQ/Alliance Intermediate Government Securities                       o EQ/FI Mid Cap
   o EQ/Alliance International                                            o EQ/FI Small/Mid Cap Value(6)
   o EQ/Alliance Money Market                                             o EQ/Janus Large Cap Growth
   o EQ/Alliance Premier Growth                                           o EQ/Marsico Focus
   o EQ/Alliance Quality Bond                                             o EQ/Mercury Basic Value Equity(7)
   o EQ/Alliance Small Cap Growth                                         o EQ/MFS Emerging Growth Companies
   o EQ/Alliance Technology                                               o EQ/MFS Investors Trust(8)
   o EQ/AXP New Dimensions                                                o EQ/MFS Research
   o EQ/AXP Strategy Aggressive                                           o EQ/Putnam Growth & Income Value
   o EQ/Balanced                                                          o EQ/T. Rowe Price International Stock


   ----------
   1) Effective May 18, 2001 the names of the investment                  6) Formerly known as Warburg Pincus Small Company Value.
      options include EQ/.                                                7) Formerly known as Merrill Lynch Basic Value Equity.
   2) Formerly known as Alliance Aggressive.                              8) Formerly known as MFS Growth with Income.
   3) Formerly known as Morgan Stanley Emerging Markets Equity.           9) Formerly known as Lazard Large Cap Value.
   4) Formerly known as Alliance Equity Index.
   5) Formerly known as EQ/Evergreen.



   Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from Equitable Life's other assets and liabilities. All Contracts are issued by Equitable Life. The assets of the Account are the property of Equitable Life. However, the portion of the Account's assets attributable to the Contracts will not be chargeable with liabilities arising out of any other business Equitable Life may conduct.

   The Account is used to fund benefits for Variable Life products issued by Equitable Life including Incentive Life, Incentive Life 2000, Incentive Life 2000 Sales 1999 and after, Incentive Life Plus(SM), IL Protector(SM), IL COLI, and Incentive Life COLI, flexible premium variable life insurance policies; Champion 2000, modified premium variable whole life insurance policies; Survivorship 2000, Survivorship Incentive Life, modified single premium variable life insurance policies; Accumulator Life, flexible premium joint survivorship variable life insurance policies; and SP-Flex, variable life insurance policies with additional premium option (collectively, the "Contracts"). The Incentive Life 2000, Champion 2000 and Survivorship 2000 policies are herein referred to as the "Series 2000 Policies." Incentive Life Plus(SM) policies offered with a prospectus dated on or after September 15, 1995, are referred to as "Incentive Life Plus(SM)." Incentive Life Plus policies issued with a prior prospectus are referred to as "Incentive Life Plus Original Series." Incentive Life policies sold during 1999 and thereafter are referred to as "Incentive Life 2000 Sales 1999 and after," reflect an investment in Class IB shares and are different from Incentive Life products.

   The Account supports the operations of various Equitable Life insurance products. These products are sold through both Equitable's Agent Distribution channel and Equitable's Independent Broker Dealer Distribution channel. These financial statement footnotes discuss the products, charges and investment returns applicable to those life insurance products (IL Plus Original Series, IL COLI, Incentive Life COLI, Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, IL Protector, Survivorship 2000, Incentive Life 2000 Sales 1999 and after, Survivorship Incentive Life, Accumulator Life, and SP-Flex) which are sold through Equitable's Agent Distribution channel.

   The amount retained by Equitable Life in the Account arises principally from
   (1) contributions from Equitable Life, (2) mortality and expense charges and administrative charges accumulated in the Account, and (3) that portion, determined ratably, of the Account's investment results applicable to those assets in the Account in excess of the net assets for the Contracts. Amounts retained by Equitable Life are not subject to charges for mortality and expense risk charges and administrative charges. Amounts retained by Equitable Life in the Account may be transferred at any time by Equitable Life to its General Account.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


2. Significant Accounting Policies

   The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America
   (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Certain reclassifications have been made in the amounts presented for prior periods to conform these periods with the 2001 presentation.

   On November 21, 2000, the American Institute of Certified Public Accountants issued a revised Audit and Accounting Guide "Audits of Investment Companies" which was effective for the December 31, 2001 financial statements. Adoption of the new requirements did not have a significant impact on the Account's financial position or results of operations.

   Investments are made in shares of EQAT and are valued at the net asset values per share of the respective Portfolios. The net asset value is determined by EQAT using the market or fair value of the underlying assets of the Portfolio less liabilities.

   Investment transactions are recorded by the Account on the trade date. Dividend and capital gains are automatically reinvested on the ex-dividend date. Realized gains and losses include (1) gains and losses on redemptions of EQAT shares (determined on the identified cost basis) and (2) Trust distributions representing the net realized gains on Trust investment transactions.

   Receivable/payable for policy-related transactions represent amounts due to/from Equitable Life's General Account predominately related to premiums, surrenders and death benefits.

   Payments received from contractowners represent participant contributions under the Contracts (excluding amounts allocated to the guaranteed interest account, reflected in the General Account) reduced by applicable deductions, charges and state premium taxes. Contractowners may allocate amounts in their individual accounts to variable investment options, and (except for SP-Flex policies), to the guaranteed interest account of Equitable Life's General Account. Transfers between funds and guaranteed interest account, net are amounts that participants have directed to be moved among funds, including permitted transfers to and from the Guaranteed Interest Account. The net assets of any variable investment option may not be less that the aggregate of the Contractowners account allocated to that variable investment option. Additional assets are set aside in Equitable Life's General Account to provide for the unearned portion of monthly charges for mortality costs and other policy benefits, as required by state insurance law. Equitable Life's General Account is subject to creditor rights.

   Transfers for contract benefits and terminations are payments to participants and beneficiaries made under the terms of the Contracts and amounts that participants have requested to be withdrawn and paid to them. Withdrawal charges, if applicable, are included in Transfers for contract benefits and terminations and represent deferred contingent withdrawal charges that apply to certain withdrawals under the Contracts. Included in Contract maintenance charges are administrative and cost of insurance charges deducted monthly under the Contracts.

   The operations of the Account are included in the federal income tax return of Equitable Life which is taxed as a life insurance company under the provisions of the Internal Revenue Code. No federal income tax based on net income or realized and unrealized capital gains is currently applicable to Contracts participating in the Account by reason of applicable provisions of the Internal Revenue Code and no federal income tax payable by Equitable Life is expected to affect the unit value of Contracts participating in the Account. Accordingly, no provision for income taxes is required. However, Equitable Life retains the right to charge for any federal income tax which is attributable to the Account if the law is changed.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


3. Purchases and Sales of Investments

   The cost of purchases and proceeds from sales of investments for the year ended December 31, 2001 were as follows:


                                                             Purchases              Sales
                                                      ------------------ ------------------
   EQ/Aggressive Stock                                 $   998,986,082    $ 1,031,136,312
   EQ/Alliance Common Stock                                350,510,973        342,795,239
   EQ/Alliance Global                                    1,762,130,872      1,782,341,601
   EQ/Alliance Growth and Income                           563,009,719        453,199,522
   EQ/Alliance Growth Investors                             69,942,769         96,311,044
   EQ/Alliance High Yield                                  110,624,817        100,490,370
   EQ/Alliance Intermediate Government Securities           72,419,940         27,857,846
   EQ/Alliance International                                87,457,134         86,414,086
   EQ/Alliance Money Market                              3,432,776,344      3,349,511,382
   EQ/Alliance Premier Growth                              304,222,924        541,480,665
   EQ/Alliance Quality Bond                                 79,533,145        400,867,509
   EQ/Alliance Small Cap Growth                            467,407,606        452,205,128
   EQ/Alliance Technology                                   65,691,445         45,930,009
   EQ/AXP New Dimensions                                     3,533,138            855,430
   EQ/AXP Strategy Aggressive                                3,722,254          1,039,413
   EQ/Balanced                                             514,385,735        291,660,749
   EQ/Bernstein Diversified Value                          100,455,797         15,718,964
   EQ/Capital Guardian Research                             17,868,684         12,772,270
   EQ/Capital Guardian U.S. Equity                           8,379,879          1,300,628
   EQ/Emerging Markets Equity                               51,470,141         52,336,064
   EQ/Equity 500 Index                                     794,197,449        752,954,143
   EQ/Evergreen Omega                                        1,189,561            370,166
   EQ/FI Mid Cap                                            31,482,577         18,016,739
   EQ/FI Small/Mid Cap Value                                54,928,300         14,693,502
   EQ/Janus Large Cap Growth                                18,297,647          6,459,798
   EQ/Marsico Focus                                            702,193             11,402
   EQ/Mercury Basic Value Equity                            54,083,284          9,826,225
   EQ MFS Emerging Growth Companies                        232,576,268        219,619,347
   EQ/MFS Investors Trust                                    3,046,471            723,052
   EQ/MFS Research                                         150,865,834        144,080,781
   EQ/Putnam Growth & Income Value                          10,740,665          4,173,642
   EQ/T. Rowe Price International Stock                     63,214,534         54,647,449
                                                       ---------------    ---------------
                                                       $10,479,854,181    $10,311,800,478
                                                       ===============    ===============

4. Expenses and Related Party Transactions

   The assets in each variable investment option are invested in Class IA shares or Class IB shares of a corresponding mutual fund portfolio of EQAT. Class IA and IB shares are offered by EQAT at net asset value. Both classes of shares are subject to fees for investment management and advisory services and other Trust expenses. Class IA shares are not subject to distribution fees imposed pursuant to a distribution plan. Class IB shares are subject to distribution fees imposed under a distribution plan (herein the "Rule 12b-1 Plans") adopted pursuant to Rule 12b-1 under the 1940 Act, as amended. The Rule 12b-1 Plans provide that EQAT, on behalf of each variable investment option, may charge annually up to 0.25% of the average daily net assets of an investment option attributable to its Class IB shares in respect to activities primarily intended to result in the sale of the Class IB shares. These fees are reflected in the net asset value of the shares.

   Equitable Life serves as investment manager of EQAT and as such receives management fees for services performed in its capacity as investment manager of EQAT. Equitable Life oversees the activities of the investment advisors with respect to EQAT and is responsible for retaining or discontinuing the services of those advisors. Fees will vary depending on net asset levels of individual portfolios and range from a low of 0.25% to a high of 1.15% of average daily net assets. Equitable Life as investment manager pays expenses for providing investment advisory services to the Portfolios, including the fees of the Advisors of each Portfolio. In addition, AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC, affiliates of Equitable Life, may also receive distribution fees under Rule 12b-1 Plans as described above.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


4. Expenses and Related Party Transactions (Concluded)

   Alliance Capital Management L.P. ("Alliance") serves as an investment advisor for the EQ/Alliance Portfolios (including EQ/Aggressive Stock, EQ/Balanced, EQ/Bernstein Diversified Value, and EQ/Equity 500 Index). Alliance is a limited partnership which is indirectly majority-owned by Equitable Life and AXA Financial, Inc. (parent to Equitable Life).

   AXA Advisors and Equitable Distributors, Inc. ("EDI") are distributors and principal underwriters of the Contracts and the Account. Both are affiliates of Equitable Life. They are both registered with the SEC as broker-dealers and are members of the National Association of Securities Dealers, Inc.

   The Contracts are sold by financial professionals who are registered representatives of AXA Advisors and licensed insurance agents of AXA Network, LLC, its subsidiaries or AXA Network Insurance Agency of Texas, Inc. The Contracts are also sold through licensed insurance agencies (both affiliated and unaffiliated with Equitable Life) and their affiliated broker-dealers (who are registered with the SEC and members of the NASD) that have entered into selling agreements with EDI. The licensed insurance agents who sell the policies for these companies are appointed as agents of Equitable Life and are registered representatives of the agencies and affiliated broker-dealer. The registered representatives are compensated on a commission basis by Equitable Life. AXA Advisors receives commissions and other service-related payments under its Distribution Agreement with Equitable Life and its Networking Agreement with AXA Network. EDI receives commissions and other service-related payments under a Distribution Agreement with Equitable Life.


5. Substitutions

   On May 18, 2001 the EQ/Balanced Portfolio acquired all the net assets of the Alliance Conservative Investors Portfolio, EQ/Evergreen Foundation Portfolio, EQ/Putnam Balanced Portfolio, and Mercury World Strategy Portfolio pursuant to a substitution transaction. For accounting purposes this transaction was treated as a merger. The substitution was accomplished by a tax free exchange of:

   o 17,996,107 Class IA shares of Alliance Conservative Investors (valued at $213,613,796), 369,654 Class IB shares of Alliance Conservative Investors (valued at $4,369,307),

   o 29,561 Class IA shares of EQ/Evergreen Foundation (valued at $279,939), 22,643 Class IB shares of EQ/Evergreen Foundation (valued at $214,429),

   o 910,237 Class IA shares of EQ/Putnam Balanced (valued at $11,241,432), 107,226 Class IB shares of EQ/Putnam Balanced (valued at $1,324,236),

   o 475,863 Class IA shares of Mercury World Strategy (valued at $4,668,221), 59,561 Class IB shares of Mercury World Strategy (valued at $584,293)

   for 14,665,181 Class IA shares of the EQ/Balanced Portfolio and 416,171 Class IB shares of the EQ/Balanced Portfolio outstanding (valued at $236,295,653). On May 18, 2001 the assets of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy at that date were combined with those of EQ/Balanced. The aggregate net assets of the Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced, Mercury World Strategy and EQ/Balanced immediately before the substitution were $217,983,103, $494,368, $12,565,668, $5,252,514 and $515,130,871,
   respectively, resulting in combined assets after substitution of $751,426,524 in EQ/Balanced Portfolio.

   On May 18, 2001 the EQ/Bernstein Diversified Value Portfolio (Bernstein), formerly the Lazard Large Cap Portfolio, acquired all the net assets of the
   T. Rowe Price Equity Income Portfolio pursuant to a substitution transaction. For accounting purposes this transaction was treated as a merger, with the Bernstein Portfolio as the surviving Portfolio. The substitution was accomplished by a tax free exchange of 5,374,332 Class IB shares of T. Rowe Price Equity Income (valued at $71,048,669) for 5,785,722 of Class IB shares of Bernstein outstanding (valued at $71,048,669). On May 18, 2001 the T. Rowe Price Equity Income Portfolio assets at that date were combined with those of the Bernstein Portfolio. The aggregate net assets of the Bernstein Portfolio and the T. Rowe Price Equity Income Portfolio immediately before the substitution were $648,683 and $71,048,669, respectively, resulting in combined assets after the substitution of $71,697,352 in EQ/Bernstein Portfolio.

   On October 6, 2000 EQ/Equity 500 Index Portfolio, formerly the Alliance Equity Index Portfolio, acquired all the net assets of the BT Equity 500 Index Portfolio pursuant to a substitution transaction. For accounting purposes, this transaction was treated as a merger. The substitution was accomplished by a tax free exchange of 35,800 Class IB shares of EQ/Equity 500 Index Portfolio (valued at $1,013,069) for the 71,158 Class IB shares of BT Equity 500 Index Portfolio outstanding (valued at $1,013,069). BT Equity 500 Index Portfolio's assets at that date were combined with those of EQ/Equity 500 Index Portfolio. The aggregate net assets of EQ/Equity 500 Index Portfolio and BT

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


5. Substitutions (Concluded)

   Equity 500 Index Portfolio immediately before the substitution were $713,508,296 and $1,013,069, respectively, resulting in combined assets after the substitution of $714,521,365 in EQ/Equity 500 Index Portfolio.


6. Asset Charges

   Under the Contracts Equitable Life assumes mortality and expense risks and to cover these risks, charges the daily net assets of the Account. These charges apply to all products supported by the Account. The products sold through Equitable's Independent Broker Dealer Distribution channel have charges currently for Incentive Life, Incentive Life Plus, and Survivorship Incentive Life of 0.60%, for Survivorship 2000 of 0.90%, and Accumulator Life of 1.35%. The products sold through Equitable's Agent Distribution channel have charges currently as shown below:

                                                                   Mortality and
                                                                      Expense     Mortality   Administrative   Total
                                                                  -------------- ----------- ---------------- ------
   Incentive Life, Incentive Life 2000, Incentive Life 2000
   Sales 1999 and after, Incentive Life Plus,
   Champion 2000 (a) ..........................................    .60%          --          --                .60%
   IL Plus Original Series (b) ................................    .85%          --          --                .85%
   IL COLI (b) ................................................    .20%          --          --                .20%
   Incentive Life COLI (b) ....................................    .60%          --          --                .60%
   Survivorship Incentive Life (a) ............................    .60%          --          --                .60%
   Survivorship 2000 (a) ......................................    .90%          --          --                .90%
   IL Protector (a) ...........................................    .80%          --          --                .80%
   Accumulator Life (a) .......................................   1.35%          --          --               1.35%
   SP-Flex (a) ................................................    .85%          .60%        .35%             1.80%

   ----------
   (a) Charged to daily net assets of the Account.
   (b) Charged to Contractowners Account and is included in Transfer for contract benefits and terminations in the Statements of Changes in Net Assets.

   Before amounts are remitted to the Account for Incentive Life, IL Plus Original Series, IL Protector, Incentive Life Plus, IL COLI, Incentive Life COLI, Survivorship Incentive Life, Incentive Life 2000 Sales 1999 and after, Accumulator Life and the Series 2000 Policies, Equitable Life deducts a charge for taxes and either an initial policy fee (Incentive Life) or a premium sales charge (Incentive Life Plus, Survivorship Incentive Life, Incentive Life 2000 Sales 1999 and after, Accumulator Life and Series 2000 Policies) from premiums. Under SP-Flex, the entire initial premium is allocated to the Account. Before any additional premiums under SP-Flex are allocated to the Account, however, an administrative charge is deducted.

   All contractowners accounts are assessed monthly by Equitable Life for mortality (cost of insurance and optional rider benefit charges) and administrative charges. These charges are withdrawn from the Accounts along with amounts for additional benefits and are included in Transfers for contract benefits and terminations and Contract maintenance charges. Policy loans are reported in the Statements of Changes in Net Assets, in Transfers between funds and guaranteed interest account, net. Surrenders are included in the Transfers for contract benefits and terminations.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


7. Changes in Units Outstanding

   Accumulation units issued and redeemed during the periods indicated were (in thousands):

                                                                   EQ/Aggressive Stock
                                                          --------------------------------------
                                                              2001        2000          1999
                                                          ----------- ------------ -------------
IL Plus Original Series, IL COLI, Incentive Life COLI - Class A and B 0.00%
Units Issued ............................................       208       170            185
Units Redeemed ..........................................      (222)     (154)          (158)
                                                               ----      ------         ----
Net Increase (Decrease) .................................       (14)       16             27
                                                               ----      ------         ----
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life 2000
Sales 1999 and after, Survivorship Incentive Life - Class A
 and B 0.60%
Units Issued ............................................        --        --             --
Units Redeemed ..........................................        --        --             --
                                                               ----      ------         ----
Net Increase (Decrease) .................................        --        --             --
                                                               ----      ------         ----
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life 2000
Sales 1999 and after - Class A and B 0.60%
Units Issued ............................................        --        --             --
Units Redeemed ..........................................        --        --             --
                                                               ----      ------         ----
Net Increase (Decrease) .................................        --        --             --
                                                               ----      ------         ----
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion - Class A and B 2000 0.60%
Units Issued ............................................     1,735       811            939
Units Redeemed ..........................................    (1,790)     (917)        (1,050)
                                                             ------      ------       ------
Net Increase (Decrease) .................................       (55)     (106)          (111)
                                                             ------      ------       ------
IL Protector - Class A and B 0.80%
Units Issued ............................................        12        11             13
Units Redeemed ..........................................       (10)       (8)            (9)
                                                             ------      -------      ------
Net Increase (Decrease) .................................         2         3              4
                                                             ------      ------       ------
Survivorship 2000 - Class A and B 0.90%
Units Issued ............................................       173       122            114
Units Redeemed ..........................................      (171)     (129)          (122)
                                                             ------      ------       ------
Net Increase (Decrease) .................................         2        (7)            (8)
                                                             ------      -------      ------
Incentive Life 2000 Sales 1999 and after, Survivorship Incentive Life - Class B 0.60%
Units Issued ............................................       327       175             40
Units Redeemed ..........................................      (274)     (138)           (26)
                                                             ------      ------       ------
Net Increase (Decrease) .................................        53        37             14
                                                             ------      ------       ------
Survivorship Incentive Life - Class B 0.60%
Units Issued ............................................        --        --             --
Units Redeemed ..........................................        --        --             --
                                                             ------      ------       ------
Net Increase (Decrease) .................................        --        --             --
                                                             ------      ------       ------
Accumulator Life - Class B 1.35% (d)
Units Issued ............................................        --        --             --
Units Redeemed ..........................................        --        --             --
                                                             ------      ------       ------
Net Increase (Decrease) .................................        --        --             --
                                                             ------      ------       ------



                                                              EQ/Alliance Common Stock          EQ/Alliance Global
                                                          --------------------------------- ---------------------------
                                                             2001       2000        1999         2001          2000
                                                          --------- ----------- ----------- ------------- -------------
IL Plus Original Series, IL COLI, Incentive Life COLI - Class A and B 0.00%
Units Issued ............................................     248         226         279         286            89
Units Redeemed ..........................................    (217)       (186)       (181)       (284)          (55)
                                                             ----      ------      ------      ------        ------
Net Increase (Decrease) .................................      31          40          98           2            34
                                                             ----      ------      ------      ------        ------
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life 2000 Sales 1999 and after,
Survivorship Incentive Life - Class A
 and B 0.60%
Units Issued ............................................      --          --          --          --            --
Units Redeemed ..........................................      --          --          --          --            --
                                                             ----      ------      ------      ------        ------
Net Increase (Decrease) .................................      --          --          --          --            --
                                                             ----      ------      ------      ------        ------
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life 2000 Sales 1999 and after -
Class A and B 0.60%
Units Issued ............................................      --          --          --          --            --
Units Redeemed ..........................................      --          --          --          --            --
                                                             ----      ------      ------      ------        ------
Net Increase (Decrease) .................................      --          --          --          --            --
                                                             ----      ------      ------      ------        ------
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion - Class A and B 2000 0.60%
Units Issued ............................................     657         656       1,181       5,113         2,167
Units Redeemed ..........................................    (809)     (1,081)     (1,136)     (5,187)       (2,170)
                                                             ----      ------      ------      ------        ------
Net Increase (Decrease) .................................    (152)       (425)         45         (74)           (3)
                                                             ----      ------      ------      ------        ------
IL Protector - Class A and B 0.80%
Units Issued ............................................      23          23          27           4             4
Units Redeemed ..........................................     (17)        (14)        (14)         (3)           (2)
                                                             ----      ------      ------      ------        ------
Net Increase (Decrease) .................................       6           9          13           1             2
                                                             ----      ------      ------      ------        ------
Survivorship 2000 - Class A and B 0.90%
Units Issued ............................................      75          95         142         161            65
Units Redeemed ..........................................     (64)        (57)        (83)       (159)          (55)
                                                             ----      ------      ------      ------        ------
Net Increase (Decrease) .................................      11          38          59           2            10
                                                             ----      ------      ------      ------        ------
Incentive Life 2000 Sales 1999 and after, Survivorship Incentive Life - Class B 0.60%
Units Issued ............................................     811         691         150         170           147
Units Redeemed ..........................................    (321)       (222)        (53)        (60)          (39)
                                                             ----      ------      ------      ------        ------
Net Increase (Decrease) .................................     490         469          97         110           108
                                                             ----      ------      ------      ------      --------
Survivorship Incentive Life - Class B 0.60%
Units Issued ............................................      --          --          --          --            --
Units Redeemed ..........................................      --          --          --          --            --
                                                             ----      ------      ------      ------        ------
Net Increase (Decrease) .................................      --          --          --          --            --
                                                             ----      ------      ------      ------      --------
Accumulator Life - Class B 1.35% (d)
Units Issued ............................................      --          --          --          --            --
Units Redeemed ..........................................      --          --          --          --            --
                                                             ----      ------      ------      ------        ------
Net Increase (Decrease) .................................      --          --          --          --            --
                                                             ----      ------      ------      ------      --------



                                                          EQ/Alliance                EQ/Alliance
                                                             Global               Growth and Income
                                                              1999         2001          2000         1999
                                                          ----------- ------------- ------------- -----------
IL Plus Original Series, IL COLI, Incentive Life COLI - Class A and B 0.00%
Units Issued ............................................      73           110            68          76
Units Redeemed ..........................................     (37)          (86)          (39)        (29)
                                                             ----        ------        ------        ----
Net Increase (Decrease) .................................      36            24            29          47
                                                             ----        ------        ------        ----
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life 2000 Sales 1999 and
after, Survivorship Incentive Life - Class A
 and B 0.60%
Units Issued ............................................      --            --            --          --
Units Redeemed ..........................................      --            --            --          --
                                                             ----        ------        ------        ----
Net Increase (Decrease) .................................      --            --            --          --
                                                             ----        ------        ------        ----
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life 2000 Sales 1999 and
after - Class A and B 0.60%
Units Issued ............................................      --            --            --          --
Units Redeemed ..........................................      --            --            --          --
                                                             ----        ------        ------        ----
Net Increase (Decrease) .................................      --            --            --          --
                                                             ----        ------        ------        ----
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion - Class A and B 2000 0.60%
Units Issued ............................................     930         2,023         1,613         260
Units Redeemed ..........................................    (953)       (1,847)       (1,554)       (138)
                                                             ----        ------        ------        ----
Net Increase (Decrease) .................................     (23)          176            59         122
                                                             ----        ------        ------        ----
IL Protector - Class A and B 0.80%
Units Issued ............................................       3             5             5           6
Units Redeemed ..........................................      (2)           (3)           (3)         (3)
                                                             ----        ------        ------        ----
Net Increase (Decrease) .................................       1             2             2           3
                                                             ----        ------        ------        ----
Survivorship 2000 - Class A and B 0.90%
Units Issued ............................................      39            66            30          36
Units Redeemed ..........................................     (33)          (47)          (18)        (10)
                                                             ----        ------        ------        ----
Net Increase (Decrease) .................................       6            19            12          26
                                                             ----        ------        ------        ----
Incentive Life 2000 Sales 1999 and after, Survivorship Incentive Life - Class B 0.60%
Units Issued ............................................      15           374           164          34
Units Redeemed ..........................................      (3)         (102)          (35)         (4)
                                                             ----        ------        ------        ----
Net Increase (Decrease) .................................      12           272           129          30
                                                             ----        ------        ------        ----
Survivorship Incentive Life - Class B 0.60%
Units Issued ............................................      --            --            --          --
Units Redeemed ..........................................      --            --            --          --
                                                             ----        ------        ------        ----
Net Increase (Decrease) .................................      --            --            --          --
                                                             ----        ------        ------        ----
Accumulator Life - Class B 1.35% (d)
Units Issued ............................................      --            --            --          --
Units Redeemed ..........................................      --            --            --          --
                                                             ----        ------        ------        ----
Net Increase (Decrease) .................................      --            --            --          --
                                                             ----        ------        ------        ----

----------
(a) Units were made available for sale on June 4, 1999.
(b) Units were made available for sale on August 30, 1999.
(c) Units were made available for sale on May 22, 2000.
(d) Units were made available for sale on June 22, 2000.
(e) Units were made available for sale on October 22, 2000.
(f) Units were made available for sale on October 22, 2001.
(g) A substitution of T. Rowe Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See Note 5).
(h) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced, and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(i) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


7. Changes in Units Outstanding (Continued)

   Accumulation units issued and redeemed during the periods indicated were (in thousands):


                                  EQ/Alliance Growth Investors            EQ/Alliance High Yield
                              ------------------------------------ -------------------------------------
                                  2001         2000        1999        2001         2000         1999
                              ------------ ----------- ----------- ------------ ------------ -----------
IL Plus Original Series, IL COLI, Incentive Life COLI - Class A and B 0.00%
Units Issued ................      110          75          89          63           65          115
Units Redeemed ..............     (115)        (59)        (74)        (68)         (72)         (93)
                                 -----         ---         ---       -----       ------       ------
Net Increase (Decrease) .....       (5)         16          15          (5)          (7)          22
                                 -----         ---         ---      ------       ------       ------
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life 2000 Sales 1999
and after, Survivorship Incentive Life - Class A and B 0.60%
Units Issued ................      --           --          --          --           --           --
Units Redeemed ..............      --           --          --          --           --           --
                                 -----         ---         ---      ------        -----        -----
Net Increase (Decrease) .....      --           --          --          --           --           --
                                 -----         ---         ---      ------        -----        -----
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life 2000 Sales 1999
and after - Class A and B 0.60%
Units Issued ................      --           --          --          --           --           --
Units Redeemed ..............      --           --          --          --           --           --
                                 -----         ---         ---      ------        -----        -----
Net Increase (Decrease) .....      --           --          --          --           --           --
                                 -----         ---      ------      ------        -----        -----
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000 - Class A and B 0.60%
Units Issued ................     292          297         358         364          136          213
Units Redeemed ..............    (419)        (344)       (413)       (374)        (193)        (268)
                                 -----        ----      ------      ------        -----       ------
Net Increase (Decrease) .....    (127)         (47)        (55)        (10)         (57)         (55)
                                 -----        ----      ------      ------        -----       ------
IL Protector - Class A and B 0.80%
Units Issued ................       5            5           5           3            3            3
Units Redeemed ..............      (3)          (3)         (3)         (2)          (2)          (3)
                                 -----        ----      ------      ------       ------       ------
Net Increase (Decrease) .....       2            2           2           1            1           --
                                 -----        ----      ------      ------       ------       ------
Survivorship 2000 - Class A and B 0.90%
Units Issued ................       29          33          48           9           10           14
Units Redeemed ..............      (31)        (19)        (28)        (10)         (13)         (13)
                                 -----        ----      ------      ------       ------       ------
Net Increase (Decrease) .....       (2)         14          20          (1)          (3)           1
                                 -----        ----      ------      ------       ------       ------
Incentive Life 2000 Sales 1999 and after, Survivorship Incentive Life - Class B 0.60%
Units Issued ................      175         150          36          54           27            3
Units Redeemed ..............      (53)        (45)        (10)        (17)          (6)          --
                                 -----        ----      ------      ------       -------      ------
Net Increase (Decrease) .....      122         105          26          37           21            3
                                 -----        ----      ------      ------       ------       ------
Survivorship Incentive Life - Class B 0.60%
Units Issued ................      --           --          --          --           --           --
Units Redeemed ..............      --           --          --          --           --           --
                                 -----        ----      ------      ------       ------       ------
Net Increase (Decrease) .....      --           --          --          --           --           --
                                 -----        ----      ------      ------       ------       ------
Accumulator Life - Class B 1.35% (d)
Units Issued ................      --           --          --          --           --           --
Units Redeemed ..............      --           --          --          --           --           --
                                 -----        ----      ------      ------       ------       ------
Net Increase (Decrease) .....      --           --          --          --           --           --
                                 -----        ----      ------      ------       ------       ------



                                   EQ/Alliance Intermediate
                                     Government Securities              EQ/Alliance International
                              ----------------------------------- --------------------------------------
                                  2001        2000        1999        2001          2000         1999
                              ----------- ----------- ----------- ------------ ------------- -----------
IL Plus Original Series, IL COLI, Incentive Life COLI - Class A and B 0.00%
Units Issued ................      248          68         108         407           78           32
Units Redeemed ..............     (121)        (82)        (75)       (415)         (57)         (26)
                                  ----        ----        ----      ------       ------      ------
Net Increase (Decrease) .....      127         (14)         33          (8)          21           6
                                  ----        ----        ----      ------       ------      ------
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life 2000 Sales 1999
and after, Survivorship Incentive Life - Class A and B 0.60%
Units Issued ................       --          --          --          --           --          --
Units Redeemed ..............       --          --          --          --           --          --
                                  ----        ----        ----      ------       ------      ------
Net Increase (Decrease) .....       --          --          --          --           --          --
                                  ----        ----        ----      ------       ------      ------
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life 2000 Sales 1999
and after - Class A and B 0.60%
Units Issued ................       --          --          --          --           --          --
Units Redeemed ..............       --          --          --          --           --          --
                                  ----        ----        ----      ------       ------      ------
Net Increase (Decrease) .....       --          --          --          --           --          --
                                  ----        ----        ----      ------       ------      ------
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000 - Class A and B 0.60%
Units Issued ................      180          68         128         447        2,238         920
Units Redeemed ..............     (107)       (130)       (131)       (455)      (2,187)       (923)
                                  ----        ----        ----      ------       ------      ------
Net Increase (Decrease) .....       73         (62)         (3)         (8)          51          (3)
                                  ----        ----        ----      ------       ------      ------
IL Protector - Class A and B 0.80%
Units Issued ................        1          --           1           1            1           1
Units Redeemed ..............       --          --          --          (1)          (1)         (1)
                                  ----        ----        ----      ------       ------      ------
Net Increase (Decrease) .....        1          --           1          --           --          --
                                  ----        ----        ----      ------       ------      ------
Survivorship 2000 - Class A and B 0.90%
Units Issued ................       17           3          10          36           88          42
Units Redeemed ..............       (5)         (4)        (10)        (40)         (79)        (43)
                                  ----        ----        ----      ------       ------      ------
Net Increase (Decrease) .....       12          (1)         --          (4)           9          (1)
                                  ----        ----        ----      ------       ------      ------
Incentive Life 2000 Sales 1999 and after, Survivorship Incentive Life - Class B 0.60%
Units Issued ................       90          36           1          49           42           3
Units Redeemed ..............      (41)         (7)         --         (23)         (10)         --
                                  ----        ----        ----      ------       ------      ------
Net Increase (Decrease) .....       49          29           1          26           32           3
                                  ----        ----        ----      ------       ------      ------
Survivorship Incentive Life - Class B 0.60%
Units Issued ................       --          --          --          --           --          --
Units Redeemed ..............       --          --          --          --           --          --
                                  ----        ----        ----      ------       ------      ------
Net Increase (Decrease) .....       --          --          --          --           --          --
                                  ----        ----        ----      ------       ------      ------
Accumulator Life - Class B 1.35% (d)
Units Issued ................       --          --          --          --           --          --
Units Redeemed ..............       --          --          --          --           --          --
                                  ----        ----        ----      ------       ------      ------
Net Increase (Decrease) .....       --          --          --          --           --          --
                                  ----        ----        ----      ------       ------      ------

----------
(a) Units were made available for sale on June 4, 1999.
(b) Units were made available for sale on August 30, 1999.
(c) Units were made available for sale on May 22, 2000.
(d) Units were made available for sale on June 22, 2000.
(e) Units were made available for sale on October 22, 2000.
(f) Units were made available for sale on October 22, 2001.
(g) A substitution of T. Rowe Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See Note 5).
(h) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced, and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(i) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


7. Changes in Units Outstanding (Continued)

   Accumulation units issued and redeemed during the periods indicated were (in thousands):


                                              EQ/Alliance                             EQ/Alliance
                                             Money Market                         Premier Growth (a)
                              ------------------------------------------- -----------------------------------
                                   2001           2000           1999          2001         2000       1999
                              -------------- -------------- ------------- ------------- ----------- ---------
IL Plus Original Series, IL COLI, Incentive Life COLI - Class A and B 0.00%
Units Issued ................      2,600            980         1,153           124         111        34
Units Redeemed ..............     (2,494)          (910)         (983)         (112)        (48)       (4)
                                 -------        -------        ------        ------       -----     -----
Net Increase (Decrease) .....        106             70           170            12          63        30
                                 -------        -------        ------        ------       -----     -----
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life 2000 Sales 1999 and
after, Survivorship Incentive Life - Class A and B 0.60%
Units Issued ................         --             --            --         4,232       4,464       407
Units Redeemed ..............         --             --            --        (6,953)       (752)      (46)
                                 -------        -------        ------        ------       -----     -----
Net Increase (Decrease) .....         --             --            --        (2,721)      3,712       361
                                 -------        -------        ------        ------       -----     -----
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life 2000 Sales 1999 and
after - Class A and B 0.60%
Units Issued ................         --             --            --            --          --        --
Units Redeemed ..............         --             --            --            --          --        --
                                 -------        -------        ------        ------       -----     -----
Net Increase (Decrease) .....         --             --            --            --          --        --
                                 -------        -------        ------        ------       -----     -----
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000 - Class A and B 0.60%
Units Issued ................     15,961         14,099         9,677            --          --        --
Units Redeemed ..............    (16,062)       (14,079)       (9,492)           --          --        --
                                 -------        -------        ------        ------       -----     -----
Net Increase (Decrease) .....       (101)            20           185            --          --        --
                                 -------        -------        ------        ------       -----     -----

IL Protector - Class A and B 0.80%
Units Issued ................          9             17            28             4           5         1
Units Redeemed ..............         (8)           (19)          (29)           (2)         (1)       --
                                 -------        -------        ------        ------       -----     -----
Net Increase (Decrease) .....          1             (2)           (1)            2           4         1
                                 -------        -------        ------        ------       -----     -----
Survivorship 2000 - Class A and B 0.90%
Units Issued ................        685            683           550            --          --        --
Units Redeemed ..............       (718)          (668)         (514)           --          --        --
                                 -------        -------        ------        ------       -----     -----
Net Increase (Decrease) .....        (33)            15            36            --          --        --
                                 -------        -------        ------        ------       -----     -----
Incentive Life 2000 Sales 1999 and after, Survivorship Incentive Life - Class B 0.60%
Units Issued ................      3,175          2,537           706            --          --        --
Units Redeemed ..............     (2,738)        (2,356)         (546)           --          --        --
                                 -------        -------        ------        ------       -----     -----
Net Increase (Decrease) .....        437            181           160            --          --        --
                                 -------        -------        ------        ------       -----     -----
Survivorship Incentive Life - Class B 0.60%
Units Issued ................         --             --            --            --          --        --
Units Redeemed ..............         --             --            --            --          --        --
                                 -------        -------        ------        ------       -----     -----
Net Increase (Decrease) .....         --             --            --            --          --        --
                                 -------        -------        ------        ------       -----     -----
Accumulator Life - Class B 1.35% (d)
Units Issued ................         --              1            --            --          --        --
Units Redeemed ..............         (1)            --            --            --          --        --
                                 -------        -------        ------        ------       -----     -----
Net Increase (Decrease) .....         (1)             1            --            --          --        --
                                 -------        -------        ------        ------       -----     -----



                                           EQ/Alliance                             EQ/Alliance
                                          Quality Bond                          Small Cap Growth
                              ------------------------------------- -----------------------------------------
                                   2001         2000        1999         2001          2000          1999
                              ------------- ----------- ----------- ------------- ------------- -------------
IL Plus Original Series, IL COLI, Incentive Life COLI - Class A and B 0.00%
Units Issued ................       194         109         148            92            87            53
Units Redeemed ..............      (115)        (70)        (75)          (83)          (40)          (25)
                                 ------       -----        ----        ------        ------        ------
Net Increase (Decrease) .....        79          39          73             9            47            28
                                 ------       -----        ----        ------        ------        ------
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life 2000 Sales 1999 and
after, Survivorship Incentive Life - Class A and B 0.60%
Units Issued ................        --          --          --            --            --            --
Units Redeemed ..............        --          --          --            --            --            --
                                 ------       -----        ----        ------        ------        ------
Net Increase (Decrease) .....        --          --          --            --            --            --
                                 ------       -----        ----        ------        ------        ------
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life 2000 Sales 1999 and
after - Class A and B 0.60%
Units Issued ................        --          --          --            --            --            --
Units Redeemed ..............        --          --          --            --            --            --
                                 ------       -----        ----        ------        ------        ------
Net Increase (Decrease) .....        --          --          --            --            --            --
                                 ------       -----        ----        ------        ------        ------
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000 - Class A and B 0.60%
Units Issued ................       264       1,488         250         3,279         7,838         5,677
Units Redeemed ..............    (2,653)       (172)       (255)       (3,278)       (7,546)       (5,657)
                                 ------       -----        ----        ------        ------        ------
Net Increase (Decrease) .....    (2,389)      1,316          (5)            1           292            20
                                 ------       -----        ----        ------        ------        ------
IL Protector - Class A and B 0.80%
Units Issued ................         1           1           1             3             2             3
Units Redeemed ..............        --          --          (1)           (1)           (1)           (2)
                                 ------       -----        ----        ------        ------        ------
Net Increase (Decrease) .....         1           1          --             2             1             1
                                 ------       -----        ----        ------        ------        ------
Survivorship 2000 - Class A and B 0.90%
Units Issued ................        19           8          18            86           149            79
Units Redeemed ..............        (6)         (4)        (12)          (75)         (127)          (75)
                                 ------       -----        ----        ------        ------        ------
Net Increase (Decrease) .....        13           4           6            11            22             4
                                 ------       -----        ----        ------        ------        ------
Incentive Life 2000 Sales 1999 and after, Survivorship Incentive Life - Class B 0.60%
Units Issued ................        91          19           2           162            83             3
Units Redeemed ..............       (16)         (4)         --           (48)          (15)           --
                                 ------       -----        ----        ------        ------        ------
Net Increase (Decrease) .....        75          15           2           114            68             3
                                 ------       -----        ----        ------        ------        ------
Survivorship Incentive Life - Class B 0.60%
Units Issued ................        --          --          --            --            --            --
Units Redeemed ..............        --          --          --            --            --            --
                                 ------       -----        ----        ------        ------        ------
Net Increase (Decrease) .....        --          --          --            --            --            --
                                 ------       -----        ----        ------        ------        ------
Accumulator Life - Class B 1.35% (d)
Units Issued ................        --          --          --            --            --            --
Units Redeemed ..............        --          --          --            --            --            --
                                 ------       -----        ----        ------        ------        ------
Net Increase (Decrease) .....        --          --          --            --            --            --
                                 ------       -----        ----        ------        ------        ------

----------
(a) Units were made available for sale on June 4, 1999.
(b) Units were made available for sale on August 30, 1999.
(c) Units were made available for sale on May 22, 2000.
(d) Units were made available for sale on June 22, 2000.
(e) Units were made available for sale on October 22, 2000.
(f) Units were made available for sale on October 22, 2001.
(g) A substitution of T. Rowe Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See Note 5).
(h) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced, and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(i) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


7. Changes in Units Outstanding (Continued)

   Accumulation units issued and redeemed during the periods indicated were (in thousands):



                                                                                          EQ/Alliance                EQ/AXP
                                                                                          Technology (c)         New Dimensions (e)
                                                                                     ----------------------   ----------------------
                                                                                     2001      2000    1999   2001      2000    1999
                                                                                     ----      ----    ----   ----      ----    ----
IL Plus Original Series, IL COLI,
 Incentive Life COLI - Class A and B 0.00%
Units Issued .....................................................................     118       100    --       10        --     --
Units Redeemed ...................................................................     (94)      (44)   --       (5)       --     --
                                                                                    ------    ------    --   ------    ------   ----
Net Increase (Decrease) ..........................................................      24        56    --        5        --     --
                                                                                    ------    ------    --   ------    ------   ----
Incentive Life, Incentive Life 2000,
 Incentive Life Plus, Champion 2000,
 Incentive Life 2000 Sales 1999 and
 after, Survivorship  Incentive Life
 - Class A and B 0.60%
Units Issued .....................................................................   1,342       698    --       41         4     --
Units Redeemed ...................................................................  (1,018)     (254)   --      (11)       --     --
                                                                                    ------    ------    --   ------    ------   ----
Net Increase (Decrease) ..........................................................     324       444    --       30         4     --
                                                                                    ------    ------    --   ------    ------   ----
Incentive Life, Incentive Life 2000,
 Incentive Life Plus, Champion 2000,
 Incentive Life 2000 Sales 1999 and after
 - Class A and B 0.60%
Units Issued .....................................................................      --        --    --       --        --     --
Units Redeemed ...................................................................      --        --    --       --        --     --
                                                                                    ------    ------    --   ------    ------   ----
Net Increase (Decrease) ..........................................................      --        --    --       --        --     --
                                                                                    ------    ------    --   ------    ------   ----
Incentive Life, Incentive Life 2000,
Incentive Life Plus, Champion 2000
- Class A  and B I 0.60%
Units Issued .....................................................................      --        --    --       --        --     --
Units Redeemed ...................................................................      --        --    --       --        --     --
                                                                                    ------    ------    --   ------    ------   ----
Net Increase (Decrease) ..........................................................      --        --    --       --        --     --
                                                                                    ------    ------    --   ------    ------   ----
IL Protector - Class A and B 0.80%
Units Issued .....................................................................       2         2    --       --        --     --
Units Redeemed ...................................................................      (1)       --    --       --        --     --
                                                                                    ------    ------    --   ------    ------   ----
Net Increase (Decrease) ..........................................................       1         2    --       --        --     --
                                                                                    ------    ------    --   ------    ------   ----
Survivor 2000 - Class A and B 0.90%
Units Issued .....................................................................      --        --    --       --        --     --
Units Redeemed ...................................................................      --        --    --       --        --     --
                                                                                    ------    ------    --   ------    ------   ----
Net Increase (Decrease) ..........................................................      --        --    --       --        --     --
                                                                                    ------    ------    --   ------    ------   ----
Incentive Life 2000 Sales 1999 and
 after, Survivorship Incentive Life - Class B 0.60%
Units Issued .....................................................................      --        --    --       --        --     --
Units Redeemed ...................................................................      --        --    --       --        --     --
                                                                                    ------    ------    --   ------    ------   ----
Net Increase (Decrease) ..........................................................      --        --    --       --        --     --
                                                                                    ------    ------    --   ------    ------   ----
Survivorship Incentive Life - Class B 0.60%
Units Issued .....................................................................      --        --    --       --        --     --
Units Redeemed ...................................................................      --        --    --       --        --     --
                                                                                    ------    ------    --   ------    ------   ----
Net Increase (Decrease) ..........................................................      --        --    --       --        --     --
                                                                                    ------    ------    --   ------    ------   ----
Accumulator Life - Class B 1.35% (d)
Units Issued .....................................................................      --        --    --       --        --     --
Units Redeemed ...................................................................      --        --    --       --        --     --
                                                                                    ------    ------    --   ------    ------   ----
Net Increase (Decrease) ..........................................................      --        --    --       --        --     --
                                                                                    ------    ------    --   ------    ------   ----
                                                                         EQ/AXP Strategy
                                                                          Aggressive (e)                      EQ/Balanced (h)
                                                                 ----------------------------        ------------------------------
                                                                 2001         2000       1999        2001         2000        1999
                                                                 ----         ----       ----        ----         ----         ----
IL Plus Original Series, IL COLI, Incentive Life COLI - Class A and B 0.00%
Units Issued ............................................          21         --           --         133           41           47
Units Redeemed ..........................................          (7)        --           --         (64)         (32)         (20)
                                                                 ----         ----       ----        ----         ----         ----
Net Increase (Decrease) .................................          14         --           --          69            9           27
                                                                 ----         ----       ----        ----         ----         ----
Incentive Life, Incentive Life 2000,
 Incentive Life Plus, Champion 2000,
 Incentive Life 2000  Sales 1999 and
 after, Survivorship  Incentive Life
 - Class A and B 0.60%
Units Issued ............................................          68           77         --        --           --           --
Units Redeemed ..........................................         (19)         (71)        --        --           --           --
                                                                 ----         ----       ----        ----         ----         ----
Net Increase (Decrease) .................................          49            6         --        --           --           --
                                                                 ----         ----       ----        ----         ----         ----
Incentive Life, Incentive Life 2000,
 Incentive Life Plus, Champion 2000,
 Incentive Life 2000  Sales 1999 and after
 - Class A and B 0.60%
Units Issued ............................................        --           --           --        --           --           --
Units Redeemed ..........................................        --           --           --        --           --           --
                                                                 ----         ----       ----        ----         ----         ----
Net Increase (Decrease) .................................        --           --           --        --           --           --
                                                                 ----         ----       ----        ----         ----         ----
Incentive Life, Incentive Life 2000,
 Incentive Life Plus, Champion 2000
 - Class A and B I 0.60%
Units Issued ............................................        --           --           --         507           90          120
Units Redeemed ..........................................        --           --           --        (193)        (151)        (214)
                                                                 ----         ----       ----        ----         ----         ----
Net Increase (Decrease) .................................        --           --           --         314          (61)         (94)
                                                                 ----         ----       ----        ----         ----         ----
IL Protector - Class A and B 0.80%
Units Issued ............................................        --           --           --           5            1            2
Units Redeemed ..........................................        --           --           --          (1)          (1)          (1)
                                                                 ----         ----       ----        ----         ----         ----
Net Increase (Decrease) .................................        --           --           --           4         --              1
                                                                 ----         ----       ----        ----         ----         ----
Survivor 2000 - Class A and B 0.90%
Units Issued ............................................        --           --           --         101           10           16
Units Redeemed ..........................................        --           --           --         (29)          (5)          (5)
                                                                 ----         ----       ----        ----         ----         ----
Net Increase (Decrease) .................................        --           --           --         (72)          (5)         (11)
                                                                 ----         ----       ----        ----         ----         ----
Incentive Life 2000 Sales 1999 and after,
 Survivorship Incentive Life - Class B 0.60%
Units Issued ............................................        --           --           --         153           48           21
Units Redeemed ..........................................        --           --           --         (33)         (11)          (9)
                                                                 ----         ----       ----        ----         ----         ----
Net Increase (Decrease) .................................        --           --           --         120           37           12
                                                                 ----         ----       ----        ----         ----         ----
Survivorship Incentive Life - Class B 0.60%
Units Issued ............................................        --           --           --        --           --           --
Units Redeemed ..........................................        --           --           --        --           --           --
                                                                 ----         ----       ----        ----         ----         ----
Net Increase (Decrease) .................................        --           --           --        --           --           --
                                                                 ----         ----       ----        ----         ----         ----
Accumulator Life - Class B 1.35% (d)
Units Issued ............................................        --           --           --        --           --           --
Units Redeemed ..........................................        --           --           --        --           --           --
                                                                 ----         ----       ----        ----         ----         ----
Net Increase (Decrease) .................................        --           --           --        --           --           --
                                                                 ----         ----       ----        ----         ----         ----

----------
(a) Units were made available for sale on June 4, 1999.
(b) Units were made available for sale on August 30, 1999.
(c) Units were made available for sale on May 22, 2000.
(d) Units were made available for sale on June 22, 2000.
(e) Units were made available for sale on October 22, 2000.
(f) Units were made available for sale on October 22, 2001.
(g) A substitution of T. Rowe Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See Note 5).
(h) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced, and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(i) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


7. Changes in Units Outstanding (Continued)

Accumulation units issued and redeemed during the periods indicated were (in thousands):



                                                               EQ/Bernstein             EQ/Capital             EQ/Capital
                                                                  Diversified            Guardian             Guardian U.S.
                                                                  Value (g)            Research (b)            Equity (b)
                                                            --------------------  --------------------   ---------------------
                                                            2001     2000   1999  2001    2000    1999   2001    2000    1999
                                                            ----     ----   ----  ----    ----    ----   ----    ----    ----

IL Plus Original Series, IL COLI, Incentive Life COLI -
 Class A and B 0.00%
Units Issued ............................................    188       --    --     34      16      --     18       5       1
Units Redeemed ..........................................    (18)      --    --    (20)     (6)     --    (10)     (2)     --
                                                            ----     ----  ----   ----    ----    ----   ----    ----    ----
Net Increase (Decrease) .................................    170       --    --     14      10      --      8       3       1
                                                            ----     ----  ----   ----    ----    ----   ----    ----    ----
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000,  Incentive Life 2000 Sales 1999 and after,
 Survivorship  Incentive Life - Class A and B 0.60%
Units Redeemed ..........................................    692        6    --    140      18       1     65      14       4
Units Redeemed ..........................................   (175)      (3)   --   (107)     (4)     --     (6)     (3)     --
                                                            ----     ----  ----   ----    ----    ----   ----    ----    ----
Net Increase (Decrease) .................................    517        3    --     33       4       1     59      11       4
                                                            ----     ----  ----   ----    ----    ----   ----    ----    ----
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and
 after - Class A and B 0.60%
Units Issued ............................................     --       --    --     --      --      --     --      --      --
Units Redeemed ..........................................     --       --    --     --      --      --     --      --      --
                                                            ----     ----  ----   ----    ----    ----   ----    ----    ----
Net Increase (Decrease) .................................     --       --    --     --      --      --     --      --      --
                                                            ----     ----  ----   ----    ----    ----   ----    ----    ----
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000 - Class A and B 0.60%
Units Redeemed ..........................................     --       --    --     --      --      --     --      --      --
Units Redeemed ..........................................     --       --    --     --      --      --     --      --      --
                                                            ----     ----  ----   ----    ----    ----   ----    ----    ----
Net Increase (Decrease) .................................     --       --    --     --      --      --     --      --      --
                                                            ----     ----  ----   ----    ----    ----   ----    ----    ----
IL Protector - Class A and B 0.80%
Units Issued ............................................      4       --    --     --      --      --     --      --      --
Units Redeemed ..........................................     --       --    --     --      --      --     --      --      --
                                                            ----     ----  ----   ----    ----    ----   ----    ----    ----
Net Increase (Decrease) .................................      4       --    --     --      --      --     --      --      --
                                                            ----     ----  ----   ----    ----    ----   ----    ----    ----
Survivorship 2000 - Class A and B 0.90%
Units Issued ............................................     64       --    --     --      --      --      2      --      --
Units Redeemed ..........................................     --       --    --     --      --      --     --      --      --
                                                            ----     ----  ----   ----    ----    ----   ----    ----    ----
Net Increase (Decrease) .................................     64       --    --     --      --      --      2      --      --
                                                            ----     ----  ----   ----    ----    ----   ----    ----    ----
Incentive Life 2000 Sales 1999 and after,
 Survivorship Incentive Life - Class B 0.60%
Units Issued ............................................     --       --    --     --      --      --     --      --      --
Units Redeemed ..........................................     --       --    --     --      --      --     --      --      --
                                                            ----     ----  ----   ----    ----    ----   ----    ----    ----
Net Increase (Decrease) .................................     --       --    --     --      --      --     --      --      --
                                                            ----     ----  ----   ----    ----    ----   ----    ----    ----
Survivorship Incentive Life - Class B 0.60%
Units Issued ............................................      5        2    --     --      --      --     --      --      --
Units Redeemed ..........................................     (2)      --    --     --      --      --     --      --      --
                                                            ----     ----  ----   ----    ----    ----   ----    ----    ----
Net Increase (Decrease) .................................      3        2    --     --      --      --     --      --      --
                                                            ----     ----  ----   ----    ----    ----   ----    ----    ----
Accumulator Life - Class B 1.35% (d)
Units Issued ............................................     --       --    --     --      --      --     --      --      --
Units Redeemed ..........................................     --       --    --     --      --      --     --      --      --
                                                            ----     ----  ----   ----    ----    ----   ----    ----    ----
Net Increase (Decrease) .................................     --       --    --     --      --      --     --      --      --
                                                            ----     ----  ----   ----    ----    ----   ----    ----    ----

----------
(a) Units were made available for sale on June 4, 1999.
(b) Units were made available for sale on August 30, 1999.
(c) Units were made available for sale on May 22, 2000.
(d) Units were made available for sale on June 22, 2000.
(e) Units were made available for sale on October 22, 2000.
(f) Units were made available for sale on October 22, 2001.
(g) A substitution of T. Rowe Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See Note 5).
(h) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced, and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(i) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


7. Changes in Units Outstanding (Continued)

    Accumulation units issued and redeemed during the periods indicated were (in thousands):



                                                               EQ/Emerging Markets Equity               EQ/Equity 500 Index (i)
                                                            --------------------------------       --------------------------------
                                                             2001         2000         1999         2001         2000         1999
                                                            ------       ------       ------       ------       ------       ------
IL Plus Original Series, IL COLI,
 Incentive Life COLI 0.00%
Units Issued .........................................         744          146          115          247          249          214
Units Redeemed .......................................        (787)         (90)         (34)        (218)        (160)         (92)
                                                            ------       ------       ------       ------       ------       ------
Net Increase (Decrease) ..............................         (43)          56           81           29           89          122
                                                            ------       ------       ------       ------       ------       ------
Incentive Life, Incentive Life 2000,
 Incentive Life Plus, Champion 2000,
 Incentive Life 2000 Sales 1999 and
 after, Survivorship  Incentive Life
 - Class A and B 0.60%
Units Issued .........................................          --           --           --           --           --           --
Units Redeemed .......................................          --           --           --           --           --           --
                                                            ------       ------       ------       ------       ------       ------
Net Increase (Decrease) ..............................          --           --           --           --           --           --
                                                            ------       ------       ------       ------       ------       ------
Incentive Life, Incentive Life 2000,
 Incentive Life Plus, Champion 2000,
 Incentive Life 2000 Sales 1999 and
 after - Class A and B 0.60%
Units Issued .........................................         265          490          252           --           --           --
Units Redeemed .......................................        (239)        (319)        (118)          --           --           --
                                                            ------       ------       ------       ------       ------       ------
Net Increase (Decrease) ..............................          26           17          134           --           --           --
                                                            ------       ------       ------       ------       ------       ------
Incentive Life, Incentive Life 2000,
Incentive Life Plus, Champion 2000 -
Class A and B 0.60%
Units Issued .........................................          --           --           --        3,046        3,537        4,134
Units Redeemed .......................................          --           --           --       (3,050)      (4,086)      (3,348)
                                                            ------       ------       ------       ------       ------       ------
Net Increase (Decrease) ..............................          --           --           --           (4)        (549)         786
                                                            ------       ------       ------       ------       ------       ------
IL Protector - Class A and B 0.80%
Units Issued .........................................           2            2            1            7            7            9
Units Redeemed .......................................           0           (2)          (1)          (5)          (5)          (4)
                                                            ------       ------       ------       ------       ------       ------
Net Increase (Decrease) ..............................          (2)          --           --            2            2            5
                                                            ------       ------       ------       ------       ------       ------
Survivorship 2000 - Class A and B 0.90%
Units Issued .........................................           5           62           18          126          102           84
Units Redeemed .......................................          (6)         (55)          (9)         (98)         (79)         (38)
                                                            ------       ------       ------       ------       ------       ------
Net Increase (Decrease) ..............................          (1)           7            9           28           23           46
                                                            ------       ------       ------       ------       ------       ------
Incentive Life 2000 Sales 1999 and after,
 Survivorship Incentive Life - Class B 0.60%
Units Issued .........................................          --           --           --          534          428           65
Units Redeemed .......................................          --           --           --         (261)        (177)         (15)
                                                            ------       ------       ------       ------       ------       ------
Net Increase (Decrease) ..............................          --           --           --          273          251           50
                                                            ------       ------       ------       ------       ------       ------
Survivorship Incentive Life - Class B 0.60%
Units Issued .........................................           5            7           --           --           --           --
Units Redeemed .......................................          --           --           --           --           --           --
                                                            ------       ------       ------       ------       ------       ------
Net Increase (Decrease) ..............................           5            7           --           --           --           --
                                                            ------       ------       ------       ------       ------       ------
Accumulator Life - Class B 1.35% (d)
Units Issued .........................................          --           --           --           --           --           --
Units Redeemed .......................................          --           --           --           --           --           --
                                                            ------       ------       ------       ------       ------       ------
Net Increase (Decrease) ..............................          --           --           --           --           --           --
                                                            ------       ------       ------       ------       ------       ------

                                                                      EQ/Evergreen Omega (a)                 EQ/FI Mid Cap (d)
                                                                 -----------------------------        ------------------------------
                                                                 2001          2000       1999        2001         2000         1999
                                                                 ----          ----       ----        ----         ----         ----

IL Plus Original Series, IL COLI,
 Incentive Life COLI 0.00%
Units Issued ............................................           6             7         --          28            4           --
Units Redeemed ..........................................          (2)           (7)        --         (17)          (1)          --
                                                                 ----          ----       ----        ----         ----         ----
Net Increase (Decrease) .................................           4            --         --          11            3           --
                                                                 ----          ----       ----        ----         ----         ----
Incentive Life, Incentive Life 2000,
 Incentive Life Plus, Champion 2000,
 Incentive Life 2000 Sales 1999 and
 after, Survivorship  Incentive Life
 - Class A and B 0.60%
Units Issued ............................................          10             6         --         388           59           --
Units Redeemed ..........................................          (3)           (1)        --        (248)         (48)          --
                                                                 ----          ----       ----        ----         ----         ----
Net Increase (Decrease) .................................           7             5         --         140           11           --
                                                                 ----          ----       ----        ----         ----         ----
Incentive Life, Incentive Life 2000,
 Incentive Life Plus, Champion 2000,
 Incentive Life 2000 Sales 1999 and
 after - Class A and B 0.60%
Units Issued ............................................          --            --         --          --           --           --
Units Redeemed ..........................................          --            --         --          --           --           --
                                                                 ----          ----       ----        ----         ----         ----
Net Increase (Decrease) .................................          --            --         --          --           --           --
                                                                 ----          ----       ----        ----         ----         ----
Incentive Life, Incentive Life 2000,
 Incentive Life Plus, Champion 2000
 - Class A and B 0.60%
Units Issued ............................................          --            --         --          --           --           --
Units Redeemed ..........................................          --            --         --          --           --           --
                                                                 ----          ----       ----        ----         ----         ----
Net Increase (Decrease) .................................          --            --         --          --           --           --
                                                                 ----          ----       ----        ----         ----         ----
IL Protector - Class A and B 0.80%
Units Issued ............................................          --            --         --           1           --           --
Units Redeemed ..........................................          --            --         --          --           --           --
                                                                 ----          ----       ----        ----         ----         ----
Net Increase (Decrease) .................................          --            --         --           1           --           --
                                                                 ----          ----       ----        ----         ----         ----
Survivorship 2000 - Class A and B 0.90%
Units Issued ............................................          --            --         --          10            1           --
Units Redeemed ..........................................          --            --         --          (2)          --           --
                                                                 ----          ----       ----        ----         ----         ----
Net Increase (Decrease) .................................          --            --         --           8            1           --
                                                                 ----          ----       ----        ----         ----         ----
Incentive Life 2000 Sales 1999 and after,
 Survivorship Incentive Life - Class B 0.60%
Units Issued ............................................          --            --         --          --           --           --
Units Redeemed ..........................................          --            --         --          --           --           --
                                                                 ----          ----       ----        ----         ----         ----
Net Increase (Decrease) .................................          --            --         --          --           --           --
                                                                 ----          ----       ----        ----         ----         ----
Survivorship Incentive Life - Class B 0.60%
Units Issued ............................................          --            --         --          --           --           --
Units Redeemed ..........................................          --            --         --          --           --           --
                                                                 ----          ----       ----        ----         ----         ----
Net Increase (Decrease) .................................          --            --         --          --           --           --
                                                                 ----          ----         --        ----         ----         ----
Accumulator Life - Class B 1.35% (d)
Units Issued ............................................          --            --         --          --           --           --
Units Redeemed ..........................................          --            --         --          --           --           --
                                                                 ----          ----       ----        ----         ----         ----
                                                                 ----          ----       ----        ----         ----         ----
Net Increase (Decrease) .................................          --            --         --          --           --           --
                                                                 ----          ----       ----        ----         ----         ----

----------
(a) Units were made available for sale on June 4, 1999.
(b) Units were made available for sale on August 30, 1999.
(c) Units were made available for sale on May 22, 2000.
(d) Units were made available for sale on June 22, 2000.
(e) Units were made available for sale on October 22, 2000.
(f) Units were made available for sale on October 22, 2001.
(g) A substitution of T. Rowe Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See Note 5).
(h) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced, and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(i) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


7.  Changes in Units Outstanding (Continued)

    Accumulation units issued and redeemed during the periods indicated were (in thousands):




                                                              EQ/FI Small/Mid Cap Value (e)            EQ/Janus Large Cap Growth
                                                             ------------------------------         ------------------------------
                                                             2001         2000         1999         2001         2000         1999
                                                             ----         ----         ----         ----         ----         ----
IL Plus Original Series, IL COLI,
 Incentive Life COLI - Class A and B 0.00%
Units Issued ..........................................        74           35           38           61            5           --
Units Redeemed ........................................       (42)         (28)         (34)         (33)          (1)          --
                                                             ----         ----         ----         ----         ----         ----
Net Increase (Decrease) ...............................        32            7            4           28            4           --
                                                             ----         ----         ----         ----         ----         ----
Incentive Life, Incentive Life 2000,
 Incentive Life Plus, Champion 2000,
 Incentive Life 2000 Sales 1999 and
 after, Survivorship  Incentive Life -
 Class A and B 0.60%
Units Issued ..........................................        --           --           --          224           40           --
Units Redeemed ........................................        --           --           --          (87)          (4)          --
                                                             ----         ----         ----         ----         ----         ----
Net Increase (Decrease) ...............................        --           --           --          137           36           --
                                                             ----         ----         ----         ----         ----         ----
Incentive Life, Incentive Life 2000,
 Incentive Life Plus, Champion 2000,
 Incentive Life 2000 Sales 1999 and after
 - Class A and B s0.60%
Units Issued ..........................................        --           --           --           --           --           --
Units Redeemed ........................................        --           --           --           --           --           --
                                                             ----         ----         ----         ----         ----         ----
Net Increase (Decrease) ...............................        --           --           --           --           --           --
                                                             ----         ----         ----         ----         ----         ----
Incentive Life, Incentive Life 2000,
 Incentive Life Plus, Champion 2000
 - Class A and B 0.60%
Units Issued ..........................................       149          100          129           --           --           --
Units Redeemed ........................................      (387)        (109)        (141)          --           --           --
                                                             ----         ----         ----         ----         ----         ----
Net Increase (Decrease) ...............................      (238)          (9)         (12)          --           --           --
                                                             ----         ----         ----         ----         ----         ----
IL Protector - Class A and B 0.80%
Units Issued ..........................................         3            1            2            1           --           --
Units Redeemed ........................................        (1)          (1)          (1)          --           --           --
                                                             ----         ----         ----         ----         ----         ----
Net Increase (Decrease) ...............................         2           --            1            1           --           --
                                                             ----         ----         ----         ----         ----         ----
Survivorship 2000 - Class A and B 0.90%
Units Issued ..........................................        28            7            9            6            2           --
Units Redeemed ........................................        (4)          (5)         (10)          (2)          --           --
                                                             ----         ----         ----         ----         ----         ----
Net Increase (Decrease) ...............................        24            2           (1)           4            2           --
                                                             ----         ----         ----         ----         ----         ----
Incentive Life 2000 Sales 1999 and after,
 Survivorship Incentive Life
 - Class B 0.60%
Units Issued ..........................................       600            2           --           --           --           --
Units Redeemed ........................................       (64)          --           --           --           --           --
                                                             ----         ----         ----         ----         ----         ----
Net Increase (Decrease) ...............................       536            2           --           --           --           --
                                                             ----         ----         ----         ----         ----         ----
Survivorship Incentive Life - Class B 0.60%
Units Issued ..........................................        --           --           --           --           --           --
Units Redeemed ........................................        --           --           --           --           --           --
                                                             ----         ----         ----         ----         ----         ----
Net Increase (Decrease) ...............................        --           --           --           --           --           --
                                                             ----         ----         ----         ----         ----         ----
Accumulator Life - Class B 1.35% (d)
Units Issued ..........................................        --           --           --           --           --           --
Units Redeemed ........................................        --           --           --           --           --           --
                                                             ----         ----         ----         ----         ----         ----
Net Increase (Decrease) ...............................        --           --           --           --           --           --
                                                             ----         ----         ----         ----         ----         ----

----------
(a) Units were made available for sale on June 4, 1999.
(b) Units were made available for sale on August 30, 1999.
(c) Units were made available for sale on May 22, 2000.
(d) Units were made available for sale on June 22, 2000.
(e) Units were made available for sale on October 22, 2000.
(f) Units were made available for sale on October 22, 2001.
(g) A substitution of T. Rowe Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See Note 5).
(h) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced, and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(i) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

Notes to Financial Statements (Concluded)

December 31, 2001


7. Changes in Units Outstanding (Continued)

Accumulation units issued and redeemed during the periods indicated were (in thousands):



                                                            EQ/Marsico           EQ/Mercury Basic             EQ/MFS Emerging
                                                             Focus (f)             Value Equity               Growth Companies
                                                       ------------------- --------------------------    --------------------------
                                                        2001   2000  1999    2001      2000      1999      2001      2000     1999
                                                        ----   ---- -----    ----      ----      ----      ----      ----     ----
IL Plus Original Series, IL COLI,
 Incentive Life COLI - Class A and B 0.00%
Units Issued .......................................       --    --   --       52        58        37       108       120        92
Units Redeemed .....................................       --    --   --      (29)      (27)      (16)      (95)      (72)      (25)
                                                       ------  ---- ----   ------    ------    ------    ------    ------    ------
Net Increase (Decrease) ............................       --    --   --       23        31        21        13        48        67
                                                       ------  ---- ----   ------    ------    ------    ------    ------    ------
Incentive Life, Incentive Life 2000,
 Incentive Life Plus, Champion 2000,
 Incentive Life 2000 Sales 1999 and
 after, Survivorship Incentive Life
 - Class A and B 0.60%
Units Issued .......................................        6    --   --       --        --        --        --        --        --
Units Redeemed .....................................       --    --   --       --        --        --        --        --        --
                                                       ------  ---- ----   ------    ------    ------    ------    ------    ------
Net Increase (Decrease) ............................        6    --   --       --        --        --        --        --        --
                                                       ------  ---- ----   ------    ------    ------    ------    ------    ------
Incentive Life, Incentive Life 2000,
 Incentive Life Plus, Champion 2000,
 Incentive Life 2000 Sales 1999 and after
 - Class A and B 0.60%
Units Issued .......................................       --    --   --      262        73       125     1,557     1,556     1,179
Units Redeemed .....................................       --    --   --      (83)      (60)      (51)   (1,514)   (1,121)     (781)
                                                       ------  ---- ----   ------    ------    ------    ------    ------    ------
Net Increase (Decrease) ............................       --    --   --      179        13        74        43       435       398
                                                       ------  ---- ----   ------    ------    ------    ------    ------    ------
Incentive Life, Incentive Life 2000,
 Incentive Life Plus, Champion 2000
 - Class A and B 0.60%
Units Issued .......................................       --    --   --       --        --        --        --        --        --
Units Redeemed .....................................       --    --   --       --        --        --        --        --        --
                                                       ------  ---- ----   ------    ------    ------    ------    ------    ------
Net Increase (Decrease) ............................       --    --   --       --        --        --        --        --        --
                                                       ------  ---- ----   ------    ------    ------    ------    ------    ------
IL Protector - Class A and B 0.80%
Units Issued .......................................       --    --   --        2         1         1         4         4         4
Units Redeemed .....................................       --    --   --       (1)       (1)       (1)       (2)       (2)       (1)
                                                       ------  ---- ----   ------    ------    ------    ------    ------    ------
Net Increase (Decrease) ............................       --    --   --        1        --        --         2         2         3
                                                       ------  ---- ----   ------    ------    ------    ------    ------    ------
Survivorship 2000 - Class A and B 0.90%
Units Issued .......................................        1    --   --       25        11        11        55        36        47
Units Redeemed .....................................       --    --   --       (6)       (4)       (4)      (55)      (13)      (16)
                                                       ------    --   --   ------    ------    ------    ------    ------    ------
Net Increase (Decrease) ............................        1    --   --       19         7         7        --        23        31
                                                       ------  ---- ----   ------    ------    ------    ------    ------    ------
Incentive Life 2000 Sales 1999 and after,
 Survivorship Incentive Life - Class B 0.60%
Units Issued .......................................       --    --   --       --        --        --        --        --        --
Units Redeemed .....................................       --    --   --       --        --        --        --        --        --
                                                       ------  ---- ----   ------    ------    ------    ------    ------    ------
Net Increase (Decrease) ............................       --    --   --       --        --        --        --        --        --
                                                       ------  ---- ----   ------    ------    ------    ------    ------    ------
Survivorship Incentive Life - Class B 0.60%
Units Issued .......................................       --    --   --       67        24         7       131        79        19
Units Redeemed .....................................       --    --   --      (54)      (19)       (5)      (99)      (40)      (16)
                                                       ------  ---- ----   ------    ------    ------    ------    ------    ------
Net Increase (Decrease) ............................       --    --   --       13         5         2        32        39         3
                                                       ------  ---- ----   ------    ------    ------    ------    ------    ------
Accumulator Life 1.35% - Class B (d)
Units Issued .......................................       --    --   --       --        --        --        --        --        --
Units Redeemed .....................................       --    --   --       --        --        --        --        --        --
                                                       ------  ---- ----   ------    ------    ------    ------    ------    ------
Net Increase (Decrease) ............................       --    --   --       --        --        --        --        --        --
                                                       ------  ---- ----   ------    ------    ------    ------    ------    ------

----------
(a) Units were made available for sale on June 4, 1999.
(b) Units were made available for sale on August 30, 1999.
(c) Units were made available for sale on May 22, 2000.
(d) Units were made available for sale on June 22, 2000.
(e) Units were made available for sale on October 22, 2000.
(f) Units were made available for sale on October 22, 2001.
(g) A substitution of T. Rowe Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See Note 5).
(h) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced, and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(i) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


7.  Changes in Units Outstanding (Continued)

    Accumulation units issued and redeemed during the periods indicated were (in thousands):



                                                                EQ/MFS Investors Trust (a)              EQ/MFS Research
                                                            --------------------------------       --------------------------------
                                                             2001         2000         1999         2001        2000          1999
                                                            ------       ------       ------       ------       ------       ------
IL Plus Original Series, IL COLI,
 Incentive Life COLI
 - Class A and B 0.00%
Units Issued .........................................           4            6            1           67           60           35
Units Redeemed .......................................          (2)          (3)          --          (57)         (29)         (14)
                                                            ------       ------       ------       ------       ------       ------
Net Increase (Decrease) ..............................           2            3            1           10           31           21
                                                            ------       ------       ------       ------       ------       ------
 Incentive Life, Incentive Life 2000,
 Incentive Life Plus, Champion 2000,
 Incentive Life 2000 Sales 1999 and \
 after, Survivorship Incentive  Life
 - Class A and B 0.60%
Units Issued .........................................          34           16            4           --           --           --
Units Redeemed .......................................         (10)          (2)          (1)          --           --           --
                                                            ------       ------       ------       ------       ------       ------
Net Increase (Decrease) ..............................          24           14            3           --           --           --
                                                            ------       ------       ------       ------       ------       ------
Incentive Life, Incentive Life 2000,
 Incentive Life Plus, Champion 2000,
 Incentive Life 2000 Sales 1999 and
 after, Survivorship Incentive  Life
 - Class A and B 0.60%
Units Issued .........................................          --           --           --        1,144          978          127
Units Redeemed .......................................          --           --           --       (1,116)        (893)         (77)
                                                            ------       ------       ------       ------       ------       ------
Net Increase (Decrease) ..............................          --           --           --           28           85           50
                                                            ------       ------       ------       ------       ------       ------
Incentive Life, Incentive Life 2000,
 Incentive Life Plus, Champion 2000,
 Incentive Life 2000 Sales 1999 and
 after, Survivorship Incentive  Life
 - Class A and B 0.60%
Units Issued .........................................          --           --           --           --           --           --
Units Redeemed .......................................          --           --           --           --           --           --
                                                            ------       ------       ------       ------       ------       ------
Net Increase (Decrease) ..............................          --           --           --           --           --           --
                                                            ------       ------       ------       ------       ------       ------
IL Protector - Class A and B 0.80%
Units Issued .........................................          --           --           --            2            2            2
Units Redeemed .......................................          --           --           --           (1)          (1)          (1)
                                                            ------       ------       ------       ------       ------       ------
Net Increase (Decrease) ..............................          --           --           --            1            1            1
                                                            ------       ------       ------       ------       ------       ------
Survivorship 2000 - Class A and B 0.90%
Units Issued .........................................           1            1           --           29           15           26
Units Redeemed .......................................          (1)          --           --          (31)          (7)         (18)
                                                            ------       ------       ------       ------       ------       ------
Net Increase (Decrease) ..............................          --            1           --           (2)           8            8
                                                            ------       ------       ------       ------       ------       ------
Incentive Life 2000 Sales 1999 and after,
 Survivorship Incentive Life - Class B 0.60%
Units Issued .........................................          --           --           --           --           --           --
Units Redeemed .......................................          --           --           --           --           --           --
                                                            ------       ------       ------       ------       ------       ------
Net Increase (Decrease) ..............................          --           --           --           --           --           --
                                                            ------       ------       ------       ------       ------       ------
Survivorship Incentive Life Class B 0.60%
Units Issued .........................................          --           11            1          101           42            1
Units Redeemed .......................................          --           (2)          --          (94)         (33)          --
                                                            ------       ------       ------       ------       ------       ------
Net Increase (Decrease) ..............................          --            9            1            7            9            1
                                                            ------       ------       ------       ------       ------       ------
Accumulator Life Class B 1.35% (d)
Units Issued .........................................          --           --           --           --           --           --
Units Redeemed .......................................          --           --           --           --           --           --
                                                            ------       ------       ------       ------       ------       ------
Net Increase (Decrease) ..............................          --           --           --           --           --           --
                                                            ------       ------       ------       ------       ------       ------



                                                             EQ/Putnam Growth
                                                               & Income Value
                                                          ---------------------
                                                          2001     2000     1999
                                                          ----     ----     ----
IL Plus Original Series, IL COLI,
Incentive Life COLI - Class A and B 0.00%
Units Issued ........................................      22       26       22
Units Redeemed ......................................     (16)     (18)     (10)
                                                          ---      ---      ---
Net Increase (Decrease) .............................       6        8       12
                                                          ---      ---      ---
Incentive Life, Incentive Life 2000,
 Incentive Life Plus, Champion 2000,
 Incentive Life 2000 Sales 1999 and after,
 Survivorship Incentive
 Life - Class A and B 0.60%
Units Issued ........................................      --       --       --
Units Redeemed ......................................      --       --       --
                                                          ---      ---      ---
Net Increase (Decrease) .............................      --       --       --
                                                          ---      ---      ---
Incentive Life, Incentive Life 2000,
 Incentive Life Plus, Champion 2000,
 Incentive Life 2000 Sales 1999 and after,
 Survivorship Incentive  Life
 - Class A and B 0.60%
Units Issued ........................................      45       41       66
Units Redeemed ......................................      (9)     (45)     (38)
                                                          ---      ---      ---
Net Increase (Decrease) .............................      36       (4)      28
                                                          ---      ---      ---
Incentive Life, Incentive Life 2000,
 Incentive Life Plus, Champion 2000,
 Incentive Life 2000 Sales 1999 and after,
 Survivorship Incentive
 Life - Class A and B 0.60%
Units Issued ........................................      --       --       --
Units Redeemed ......................................      --       --       --
                                                          ---      ---      ---
Net Increase (Decrease) .............................      --       --       --
                                                          ---      ---      ---
IL Protector - Class A and B 0.80%
Units Issued ........................................       1        1        1
Units Redeemed ......................................      (1)      (1)      --
                                                          ---      ---      ---
Net Increase (Decrease) .............................      --       --        1
                                                          ---      ---      ---
Survivorship 2000 - Class A and B 0.90%
Units Issued ........................................       4        6        7
Units Redeemed ......................................      (2)      (6)      (3)
                                                          ---      ---      ---
Net Increase (Decrease) .............................       2       --        4
                                                          ---      ---      ---
Incentive Life 2000 Sales 1999 and after,
 Survivorship Incentive Life - Class B 0.60%
Units Issued ........................................      --       --       --
Units Redeemed ......................................      --       --       --
                                                          ---      ---      ---
Net Increase (Decrease) .............................      --       --       --
                                                          ---      ---      ---
Survivorship Incentive Life Class B 0.60%
Units Issued ........................................      35       16        1
Units Redeemed ......................................     (27)      (9)      --
                                                          ---      ---      ---
Net Increase (Decrease) .............................       8        7        1
                                                          ---      ---      ---
Accumulator Life Class B 1.35% (d)
Units Issued ........................................      --       --       --
Units Redeemed ......................................      --       --       --
                                                          ---      ---      ---
Net Increase (Decrease) .............................      --       --       --
                                                          ---      ---      ---

----------
(a) Units were made available for sale on June 4, 1999.
(b) Units were made available for sale on August 30, 1999.
(c) Units were made available for sale on May 22, 2000.
(d) Units were made available for sale on June 22, 2000.
(e) Units were made available for sale on October 22, 2000.
(f) Units were made available for sale on October 22, 2001.
(g) A substitution of T. Rowe Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See Note 5).
(h) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced, and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(i) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


7.  Changes in Units Outstanding (Concluded)

    Accumulation units issued and redeemed during the periods indicated were (in thousands):



                                                                                          EQ/T. Rowe Price International Stock
                                                                                     ----------------------------------------------
                                                                                      2001                2000                1999
                                                                                     ------              ------              ------
IL Plus Original Series, IL COLI,
Incentive Life COLI - Class A and B 0.00%
Units Issued ...........................................................                462                  51                  56
Units Redeemed .........................................................               (448)                (30)                (22)
                                                                                     ------              ------              ------
Net Increase (Decrease) ................................................                 14                  21                  34
                                                                                     ------              ------              ------
Incentive Life, Incentive Life 2000,
 Incentive Life Plus, Champion 2000,
 Incentive Life 2000 Sales 1999 and
 after Survivorship  Incentive Life
 - Class A and B 0.60%
Units Issued ...........................................................                 --                  --                  --
Units Redeemed .........................................................                 --                  --                  --
                                                                                     ------              ------              ------
Net Increase (Decrease) ................................................                 --                  --                  --
                                                                                     ------              ------              ------
Incentive Life, Incentive Life 2000,
 Incentive Life Plus, Champion 2000,
 Incentive Life 2000 Sales 1999 and
 after - Class A and B 0.60%
Units Issued ...........................................................                235               2,286               1,035
Units Redeemed .........................................................               (174)             (2,204)               (989)
                                                                                     ------              ------              ------
Net Increase (Decrease) ................................................                 61                  82                  46
                                                                                     ------              ------              ------
Incentive Life, Incentive Life 2000,
 Incentive Life Plus, Champion 2000
 - Class A and B 0.60%
Units Issued ...........................................................                 --                  --                  --
Units Redeemed .........................................................                 --                  --                  --
                                                                                     ------              ------              ------
Net Increase (Decrease) ................................................                 --                  --                  --
                                                                                     ------              ------              ------
IL Protector - Class A and B 0.80%
Units Issued ...........................................................                  1                   1                   1
Units Redeemed .........................................................                 (1)                 (1)                 --
                                                                                     ------              ------              ------
Net Increase (Decrease) ................................................                 --                  --                   1
                                                                                     ------              ------              ------
Survivorship - Class A and B 2000 0.90%
Units Issued ...........................................................                 47                 103                  52
Units Redeemed .........................................................                (38)                (93)                (45)
                                                                                     ------              ------              ------
Net Increase (Decrease) ................................................                  9                  10                   7
                                                                                     ------              ------              ------
Incentive Life 2000 Sales 1999 and after,
 Survivorship Incentive Life - Class B 0.60%
Units Issued ...........................................................                 --                  --                  --
Units Redeemed .........................................................                 --                  --                  --
                                                                                     ------              ------              ------
Net Increase (Decrease) ................................................                 --                  --                  --
                                                                                     ------              ------              ------
Survivorship Incentive Life - Class B 0.60%
Units Issued ...........................................................                 49                  39                   1
Units Redeemed .........................................................                (42)                (31)                 --
                                                                                     ------              ------              ------
Net Increase (Decrease) ................................................                  7                   8                   1
                                                                                     ------              ------              ------
Accumulator Life - Class B 1.35% (d)
Units Issued ...........................................................                 --                  --                  --
Units Redeemed .........................................................                 --                  --                  --
                                                                                     ------              ------              ------
Net Increase (Decrease) ................................................                 --                  --                  --
                                                                                     ------              ------              ------

----------
(a) Units were made available for sale on June 4, 1999.
(b) Units were made available for sale on August 30, 1999.
(c) Units were made available for sale on May 22, 2000.
(d) Units were made available for sale on June 22, 2000.
(e) Units were made available for sale on October 22, 2000.
(f) Units were made available for sale on October 22, 2001.
(g) A substitution of T. Rowe Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See Note 5).
(h) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced, and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(i) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


8.  Accumulation Unit Values


    Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units.


                                                                                  Years Ended December 31,
                                                             -------------------------------------------------------------------
                                                                  2001          2000         1999          1998         1997
                                                             ------------- ------------- ------------ ------------- ------------
EQ/Aggressive Stock
-------------------
IL Plus Original Series, IL COLI, Incentive Life COLI -
Class A 0.00%
 Unit Value, end of period .................................   $ 139.88      $ 186.45      $ 214.65     $ 180.62      $ 180.10
 Net Assets (000's) ........................................   $ 48,818      $ 67,681      $ 74,913     $ 57,618      $ 44,485
 Number of units outstanding, end of period (000's) ........        349           363           349          319           247
 Total Return ..............................................     (24.98)%      (13.13)%       18.84%        0.29%        10.94%
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000 - Class A 0.60%
 Unit Value, end of period .................................   $ 585.07      $ 784.63      $ 908.70     $ 769.26      $ 771.69
 Net Assets (000's) ........................................   $503,745      $718,721      $928,691     $871,572      $875,868
 Number of units outstanding, end of period (000's) ........        861           916         1,022        1,133         1,135
 Total Return ..............................................     (25.43)%      (13.65)%       18.13%       (0.31)%       10.14%
IL Protector - Class A 0.80%
 Unit Value, end of period .................................   $  87.81      $ 118.01      $ 136.94     $ 116.16      $ 116.76
 Net Assets (000's) ........................................   $  2,546      $  3,068      $  3,287     $  2,323      $  1,401
 Number of units outstanding, end of period (000's) ........         29            26            24           20            12
 Total Return ..............................................     (25.59)%     (13.83)%       17.83%       (0.52)%        9.92%
Survivorship 2000 - Class A 0.90%
 Unit Value, end of period .................................   $ 159.24      $ 214.20      $ 248.82     $ 211.28      $ 212.58
 Net Assets (000's) ........................................   $ 25,956      $ 34,486      $ 41,802     $ 37,185      $ 31,462
 Number of units outstanding, end of period (000's) ........        163           161           168          176           148
 Total Return ..............................................    (25.66)%      (13.91)%       17.77%       (0.62)%        9.81%
Incentive Life 2000 Sales 1999 and after,
Survivorship Incentive Life - Class B 0.60% (c)
 Unit Value, end of period .................................   $  72.23      $  97.12      $ 112.75           --            --
 Net Assets (000's) ........................................   $  7,512      $  4,953      $  1,579           --            --
 Number of units outstanding, end of period (000's) ........        104            51            14           --            --
 Total Return ..............................................     (25.63)%      (13.86)%       17.83%          --            --
Accumulator Life - Class B 1.35% (f)
 Unit Value, end of period .................................   $  70.78      $  95.89            --           --            --
 Net Assets (000's) ........................................         --            --            --           --            --
 Number of units outstanding, end of period (000's) ........         --            --            --           --            --
 Total Return ..............................................     (26.19)%      (19.49)%          --           --            --

----------
(a)  Units were made available for sale on May 1, 1997.
(b)  Units were made available for sale on August 20, 1997.
(c)  Units were made available for sale on June 4, 1999.
(d)  Units were made available for sale on August 30, 1999.
(e)  Units were made available for sale on May 22, 2000.
(f)  Units were made available for sale on June 22, 2000.
(g)  Units were made available for sale on October 22, 2000.
(h)  Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See
     Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l)  Units were made available for sale on August 1, 1997.
(m)  Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


8.  Accumulation Unit Values (Continued)


    Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units.


                                                                Years Ended December 31,
                                                             -------------------------------
                                                                   2001            2000
                                                             --------------- ---------------
EQ/Alliance Common Stock
------------------------
IL Plus Original Series, IL COLI, Incentive Life COLI -
Class A 0.00%
 Unit Value, end of period .................................    $  266.27       $  297.57
 Net Assets (000's) ........................................    $ 186,389       $ 199,074
 Number of units outstanding, end of period (000's) ........          700             669
 Total Return ..............................................      (10.52)%        (14.03)%
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000 - Class A 0.60%
 Unit Value, end of period .................................    $  735.40       $  826.84
 Net Assets (000's) ........................................    $2,122,364      $2,511,940
 Number of units outstanding, end of period (000's) ........        2,886           3,038
 Total Return ..............................................     (11.06)%        (14.54)%
IL Protector - Class A 0.80%
 Unit Value, end of period .................................    $  181.64       $  204.64
 Net Assets (000's) ........................................    $  11,443       $  11,460
 Number of units outstanding, end of period (000's) ........           63              56
 Total Return ..............................................       (11.24)%        (14.72)%
Survivorship 2000 - Class A 0.90%
 Unit Value, end of period .................................    $  313.16       $  353.18
 Net Assets (000's) ........................................    $ 147,812       $ 162,816
 Number of units outstanding, end of period (000's) ........          472             461
 Total Return ..............................................       (11.33)%        (14.80)%
Incentive Life 2000 Sales 1999 and after,
Survivorship Incentive Life - Class B 0.60% (c)
 Unit Value, end of period .................................    $  101.14       $  114.00
 Net Assets (000's) ........................................    $ 106,703       $  64,410
 Number of units outstanding, end of period (000's) ........        1,055             565
 Total Return ..............................................       (11.28)%        (14.75)%
Accumulator Life - Class B 1.35% (f)
 Unit Value, end of period .................................    $   82.58       $   93.79
 Net Assets (000's) ........................................           --              --
 Number of units outstanding, end of period (000's) ........           --              --
 Total Return ..............................................       (11.95)%        (15.40)%



                                                                       Years Ended December 31,
                                                             --------------------------------------------
                                                                  1999           1998           1997
                                                             -------------- -------------- --------------
IL Plus Original Series, IL COLI, Incentive Life COLI -
Class A 0.00%
 Unit Value, end of period .................................   $   346.14     $   276.49     $   213.70
 Net Assets (000's) ........................................   $  218,414     $  147,922     $   89,113
 Number of units outstanding, end of period (000's) ........          631            535            417
 Total Return ..............................................        25.19%         29.38%         29.40%
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000 - Class A 0.60%
 Unit Value, end of period .................................   $   967.57     $   777.53     $   604.57
 Net Assets (000's) ........................................   $3,350,695     $2,657,598     $2,021,682
 Number of units outstanding, end of period (000's) ........        3,463          3,418          3,344
 Total Return ..............................................        24.44%         28.61%         28.44%
IL Protector - Class A 0.80%
 Unit Value, end of period .................................   $   239.96     $   193.22     $   150.54
 Net Assets (000's) ........................................   $   11,518     $    6,569     $    2,860
 Number of units outstanding, end of period (000's) ........           48             34             19
 Total Return ..............................................        24.19%         28.35%         28.18%
Survivorship 2000 - Class A 0.90%
 Unit Value, end of period .................................   $   414.53     $   334.12     $   260.58
 Net Assets (000's) ........................................   $  175,346     $  121,620     $   76,350
 Number of units outstanding, end of period (000's) ........          423            364            293
 Total Return ..............................................        24.07%         28.22%         28.06%
Incentive Life 2000 Sales 1999 and after,
Survivorship Incentive Life - Class B 0.60% (c)
 Unit Value, end of period .................................   $   133.73             --             --
 Net Assets (000's) ........................................   $   12,838             --             --
 Number of units outstanding, end of period (000's) ........           96             --             --
 Total Return ..............................................        24.13%            --             --
Accumulator Life - Class B 1.35% (f)
 Unit Value, end of period .................................           --             --             --
 Net Assets (000's) ........................................           --             --             --
 Number of units outstanding, end of period (000's) ........           --             --             --
 Total Return ..............................................           --             --             --

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


8.  Accumulation Unit Values (Continued)


    Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units.


                                                                                  Years Ended December 31,
                                                             ------------------------------------------------------------------
                                                                  2001          2000         1999         1998         1997
                                                             ------------- ------------- ------------ ------------ ------------
EQ/Alliance Global
------------------
IL Plus Original Series, IL COLI, Incentive Life COLI -
Class A 0.00%
 Unit Value, end of period .................................   $ 167.44      $ 209.44      $ 257.49     $ 185.88     $ 152.61
 Net Assets (000's) ........................................   $ 35,497      $ 43,773      $ 45,318     $ 26,209     $ 17,550
 Number of units outstanding, end of period (000's) ........        212           209           176          141          115
 Total Return ..............................................     (20.05)%      (18.66)%       38.52%       21.80%       11.66%
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000 - Class A 0.60%
 Unit Value, end of period .................................   $ 316.53      $ 398.33      $ 492.66     $ 357.79     $ 295.53
 Net Assets (000's) ........................................   $379,836      $507,871      $629,619     $465,485     $388,326
 Number of units outstanding, end of period (000's) ........      1,200         1,275         1,278        1,301        1,314
 Total Return ..............................................     (20.54)%      (19.15)%       37.70%       21.07%       10.88%
IL Protector - Class A 0.80%
 Unit Value, end of period .................................   $ 125.54      $ 158.30      $ 196.19     $ 142.77     $ 118.16
 Net Assets (000's) ........................................   $  1,255      $  1,266      $  1,373     $    714     $    354
 Number of units outstanding, end of period (000's) ........         10             8             7            5            3
 Total Return ..............................................     (20.70)%      (19.31)%       37.42%       20.83%       10.65%
Survivorship 2000 - Class A 0.90%
 Unit Value, end of period .................................   $ 223.25      $ 281.80      $ 349.58     $ 254.65     $ 210.97
 Net Assets (000's) ........................................   $ 31,925      $ 39,734      $ 46,145     $ 32,086     $ 22,996
 Number of units outstanding, end of period (000's) ........        143           141           132          126          109
 Total Return ..............................................     (20.78)%      (19.39)%       37.28%       20.70%       10.54%
Incentive Life 2000 Sales 1999 and after,
Survivorship Incentive Life - Class B 0.60% (c)
 Unit Value, end of period .................................   $  81.33      $ 102.62      $ 127.23           --           --
 Net Assets (000's) ........................................   $ 18,706      $ 12,314      $  1,527           --           --
 Number of units outstanding, end of period (000's) ........        230           120            12           --           --
 Total Return ..............................................     (20.74)%      (19.35)%       27.23%          --           --
Accumulator Life - Class B 1.35% (f)
 Unit Value, end of period .................................   $  75.15      $  95.54            --           --           --
 Net Assets (000's) ........................................         --            --            --           --           --
 Number of units outstanding, end of period (000's) ........         --            --            --           --           --
 Total Return ..............................................     (21.34)%      (19.95)%          --           --           --

----------
(a)  Units were made available for sale on May 1, 1997.
(b)  Units were made available for sale on August 20, 1997.
(c)  Units were made available for sale on June 4, 1999.
(d)  Units were made available for sale on August 30, 1999.
(e)  Units were made available for sale on May 22, 2000.
(f)  Units were made available for sale on June 22, 2000.
(g)  Units were made available for sale on October 22, 2000.
(h)  Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See
     Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l)  Units were made available for sale on August 1, 1997.
(m)  Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


8.  Accumulation Unit Values (Continued)


    Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units.


                                                                                 Years Ended December 31,
                                                             -----------------------------------------------------------------
                                                                  2001         2000         1999         1998         1997
                                                             ------------- ------------ ------------ ------------ ------------
EQ/Alliance Growth and Income
-----------------------------
IL Plus Original Series, IL COLI, Incentive Life COLI -
Class A 0.00%
 Unit Value, end of period .................................   $ 292.03      $ 295.84     $ 271.53     $ 228.82    $ 189.32
 Net Assets (000's) ........................................   $ 50,521      $ 43,784     $ 32,584     $ 17,162    $  8,141
 Number of units outstanding, end of period (000's) ........        173           148          120           75          43
 Total Return ..............................................      (1.29)%        8.95%       18.66%       20.86%      26.90%
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000 - Class A 0.60%
 Unit Value, end of period .................................   $ 274.91      $ 280.19     $ 258.71     $ 219.33    $ 182.57
 Net Assets (000's) ........................................   $247,419      $203,138     $172,301     $119,754    $ 72,298
 Number of units outstanding, end of period (000's) ........        900           725          666          546         396
 Total Return ..............................................      (1.88)%        8.30%       17.95%       20.14%      25.99%
IL Protector - Class A 0.80%
 Unit Value, end of period .................................   $ 217.17      $ 221.79     $ 205.20     $ 174.32    $ 145.39
 Net Assets (000's) ........................................   $  2,823      $  2,440     $  1,847     $  1,046    $    291
 Number of units outstanding, end of period (000's) ........         13            11            9            6           2
 Total Return ..............................................      (2.08)%        8.09%       17.71%       19.90%      25.74%
Survivorship 2000 - Class A 0.90%
 Unit Value, end of period .................................   $ 268.14      $ 274.12     $ 253.86     $ 215.88    $ 180.24
 Net Assets (000's) ........................................   $ 31,372      $ 26,864     $ 21,832     $ 12,953    $  6,849
 Number of units outstanding, end of period (000's) ........        117            98           86           60          38
 Total Return ..............................................      (2.18)%        7.98%       17.60%       19.78%      25.61%
Incentive Life 2000 Sales 1999 and after,
Survivorship Incentive Life - Class B 0.60% (c)
 Unit Value, end of period .................................   $ 112.42      $ 114.87     $ 106.33           --           --
 Net Assets (000's) ........................................   $ 48,453      $ 18,149     $  3,190           --           --
 Number of units outstanding, end of period (000's) ........        431           158           30           --           --
 Total Return ..............................................      (2.13)%        8.03%        6.33%          --           --
Accumulator Life - Class B 1.35% (f)
 Unit Value, end of period .................................   $ 108.00      $ 111.21           --           --           --
 Net Assets (000's) ........................................         --            --           --           --           --
 Number of units outstanding, end of period (000's) ........         --            --           --           --           --
 Total Return ..............................................      (2.88)%        7.22%          --           --           --

----------
(a)  Units were made available for sale on May 1, 1997.
(b)  Units were made available for sale on August 20, 1997.
(c)  Units were made available for sale on June 4, 1999.
(d)  Units were made available for sale on August 30, 1999.
(e)  Units were made available for sale on May 22, 2000.
(f)  Units were made available for sale on June 22, 2000.
(g)  Units were made available for sale on October 22, 2000.
(h)  Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See
     Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l)  Units were made available for sale on August 1, 1997.
(m)  Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


8.  Accumulation Unit Values (Continued)


    Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units.


                                                                                   Years Ended December 31,
                                                             --------------------------------------------------------------------
                                                                  2001          2000          1999          1998         1997
                                                             ------------- ------------- -------------- ------------ ------------
EQ/Alliance Growth Investors
----------------------------
IL Plus Original Series, IL COLI, Incentive Life COLI -
Class A 0.00%
 Unit Value, end of period .................................   $ 205.64      $ 234.79      $   251.67     $ 198.82     $ 166.89
 Net Assets (000's) ........................................   $ 62,309      $ 72,315      $   73,739     $ 55,670     $ 39,553
 Number of units outstanding, end of period (000's) ........        303           308             293          280          237
 Total Return ..............................................     (12.41)%       (6.71)%         26.58%       19.13%       16.87%
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000 - Class A 0.60%
 Unit Value, end of period .................................   $ 381.66      $ 438.42      $   472.76     $ 375.73     $ 317.30
 Net Assets (000's) ........................................   $785,456      $958,386      $1,054,728     $859,295     $734,867
 Number of units outstanding, end of period (000's) ........      2,058         2,186           2,231        2,287        2,316
 Total Return ..............................................     (12.95)%       (7.26)%         25.82%       18.41%       16.07%
IL Protector - Class A 0.80%
 Unit Value, end of period .................................   $ 151.18      $ 174.02      $   188.03     $ 149.74     $ 126.71
 Net Assets (000's) ........................................   $  2,268      $  2,262      $    2,068     $  1,198     $    507
 Number of units outstanding, end of period (000's) ........         15            13              11            8            4
 Total Return ..............................................     (13.12)%       (7.45)%         25.57%       18.18%       15.84%
Survivorship 2000 - Class A 0.90%
 Unit Value, end of period .................................   $ 224.49      $ 258.65      $   279.75     $ 223.01     $ 188.90
 Net Assets (000's) ........................................   $ 68,245      $ 79,147      $   81,687     $ 60,659     $ 46,658
 Number of units outstanding, end of period (000's) ........        304           306             292          272          247
 Total Return ..............................................     (13.21)%       (7.54)%         25.44%       18.06%       15.72%
Incentive Life 2000 Sales 1999 and after,
Survivorship Incentive Life - Class B 0.60% (c)
 Unit Value, end of period .................................   $  92.68      $ 106.72      $   115.36           --           --
 Net Assets (000's) ........................................   $ 23,448      $ 13,980      $    3,115           --           --
 Number of units outstanding, end of period (000's) ........        253           131              27           --           --
 Total Return ..............................................      (3.15)%       (7.49)%         15.36%          --           --
Accumulator Life - Class B 1.35% (f)
 Unit Value, end of period .................................   $  88.73      $ 102.96              --           --           --
 Net Assets (000's) ........................................         --            --              --           --           --
 Number of units outstanding, end of period (000's) ........         --            --              --           --           --
 Total Return ..............................................     (13.82)%       (8.19)%            --           --           --

----------
(a)  Units were made available for sale on May 1, 1997.
(b)  Units were made available for sale on August 20, 1997.
(c)  Units were made available for sale on June 4, 1999.
(d)  Units were made available for sale on August 30, 1999.
(e)  Units were made available for sale on May 22, 2000.
(f)  Units were made available for sale on June 22, 2000.
(g)  Units were made available for sale on October 22, 2000.
(h)  Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See
     Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l)  Units were made available for sale on August 1, 1997.
(m)  Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


8.  Accumulation Unit Values (Continued)


    Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units.


                                                                                  Years Ended December 31,
                                                             ------------------------------------------------------------------
                                                                 2001         2000          1999          1998         1997
                                                             ------------ ------------ ------------- ------------- ------------
EQ/Alliance High Yield
----------------------
IL Plus Original Series, IL COLI, Incentive Life COLI -
Class A 0.00%
 Unit Value, end of period .................................   $ 147.62     $ 146.24     $ 160.08      $ 165.63      $ 174.63
 Net Assets (000's) ........................................   $ 18,305     $ 19,011     $ 20,810      $ 19,213      $ 10,478
 Number of units outstanding, end of period (000's) ........        124          130          130           116            60
 Total Return ..............................................       0.95%       (8.65)%      (3.35)%       (5.15)%       18.47%
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000 - Class A 0.60%
 Unit Value, end of period .................................   $ 269.48     $ 268.57     $ 295.76      $ 307.87      $ 326.55
 Net Assets (000's) ........................................   $ 89,737     $ 92,120     $118,304      $140,081      $143,682
 Number of units outstanding, end of period (000's) ........        333          343          400           455           440
 Total Return ..............................................       0.34%       (9.19)%      (3.93)%       (5.72)%       17.76%
IL Protector - Class A 0.80%
 Unit Value, end of period .................................   $ 109.58     $ 109.43     $ 120.75      $ 125.95      $ 133.86
 Net Assets (000's) ........................................   $    657     $    657     $    604      $    630      $    268
 Number of units outstanding, end of period (000's) ........          6            6            5             5             2
 Total Return ..............................................       0.14%       (9.38)%      (4.13)%       (5.91)%       17.52%
Survivorship 2000 - Class A 0.90%
 Unit Value, end of period .................................   $ 165.31     $ 165.25     $ 182.53      $ 190.58      $ 202.75
 Net Assets (000's) ........................................   $  7,439     $  7,602     $  8,761      $  8,957      $  6,691
 Number of units outstanding, end of period (000's) ........         45           46           48            47            33
 Total Return ..............................................       0.03%       (9.47)%      (4.22)%       (6.00)%       17.40%
Incentive Life 2000 Sales 1999 and after,
Survivorship Incentive Life - Class B 0.60% (c)
 Unit Value, end of period .................................   $  77.70     $  77.64     $  85.73            --            --
 Net Assets (000's) ........................................   $  4,740     $  1,863     $    257            --            --
 Number of units outstanding, end of period (000's) ........         61           24            3            --            --
 Total Return ..............................................       0.08%       (9.44)%      (4.16)%          --            --
Accumulator Life - Class B 1.35% (f)
 Unit Value, end of period .................................   $  88.55     $  89.16           --            --            --
 Net Assets (000's) ........................................         --           --           --            --            --
 Number of units outstanding, end of period (000's) ........         --           --           --            --            --
 Total Return ..............................................      (0.68)%     (10.12)%         --            --            --

----------
(a)  Units were made available for sale on May 1, 1997.
(b)  Units were made available for sale on August 20, 1997.
(c)  Units were made available for sale on June 4, 1999.
(d)  Units were made available for sale on August 30, 1999.
(e)  Units were made available for sale on May 22, 2000.
(f)  Units were made available for sale on June 22, 2000.
(g)  Units were made available for sale on October 22, 2000.
(h)  Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See
     Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l)  Units were made available for sale on August 1, 1997.
(m)  Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


8.  Accumulation Unit Values (Continued)


    Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units.


                                                                                 Years Ended December 31,
                                                             -----------------------------------------------------------------
                                                                 2001         2000          1999         1998         1997
                                                             ------------ ------------ ------------- ------------ ------------
EQ/Alliance intermediate Government Securities
----------------------------------------------
IL Plus Original Series, IL COLI, Incentive Life COLI -
Class A 0.00%
 Unit Value, end of period .................................  $  160.72    $  148.60     $ 136.12     $  135.93    $  126.16
 Net Assets (000's) ........................................  $  38,734    $  16,940     $ 17,151     $  13,049    $   7,696
 Number of units outstanding, end of period (000's) ........        241          114          126            96           61
 Total Return ..............................................       8.16%        9.17%        0.14%         7.75%        7.29%
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000 - Class A 0.60%
 Unit Value, end of period .................................  $  188.55    $  175.38     $ 161.62     $  162.37    $  151.61
 Net Assets (000's) ........................................  $  67,312    $  49,808     $ 55,921     $  56,667    $  47,302
 Number of units outstanding, end of period (000's) ........        357          284          346           349          312
 Total Return ..............................................       7.51%        8.51%       (0.46)%        7.10%        6.65%
IL Protector - Class A 0.80%
 Unit Value, end of period .................................  $  137.19    $  127.88     $ 118.08     $  118.87    $  111.21
 Net Assets (000's) ........................................  $     274    $     128     $    118     $     119           --
 Number of units outstanding, end of period (000's) ........          2            1            1             1           --
 Total Return ..............................................       7.28%        8.30%       (0.66)%        6.88%        6.43%
Survivorship 2000 - Class A 0.90%
 Unit Value, end of period .................................  $  157.52    $  146.97     $ 135.85     $  136.89    $  128.20
 Net Assets (000's) ........................................  $   7,088    $   4,703     $  4,483     $   4,517    $   2,820
 Number of units outstanding, end of period (000's) ........         45           32           33            33           22
 Total Return ..............................................       7.18%        8.19%       (0.76)%        6.78%        6.33%
Incentive Life 2000 Sales 1999 and after,
Survivorship Incentive Life - Class B 0.60% (c)
 Unit Value, end of period .................................  $  116.45    $  108.59     $ 100.32            --           --
 Net Assets (000's) ........................................  $   9,200    $   3,258     $    100            --           --
 Number of units outstanding, end of period (000's) ........         79           30            1            --           --
 Total Return ..............................................       7.24%        8.24%        0.32%           --           --
Accumulator Life - Class B 1.35% (f)
 Unit Value, end of period .................................  $  114.62    $  107.70           --            --           --
 Net Assets (000's) ........................................         --           --           --            --           --
 Number of units outstanding, end of period (000's) ........         --           --           --            --           --
 Total Return ..............................................       6.43%        7.43%          --            --           --

----------
(a)  Units were made available for sale on May 1, 1997.
(b)  Units were made available for sale on August 20, 1997.
(c)  Units were made available for sale on June 4, 1999.
(d)  Units were made available for sale on August 30, 1999.
(e)  Units were made available for sale on May 22, 2000.
(f)  Units were made available for sale on June 22, 2000.
(g)  Units were made available for sale on October 22, 2000.
(h)  Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See
     Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l)  Units were made available for sale on August 1, 1997.
(m)  Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


8.  Accumulation Unit Values (Continued)


    Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units.


                                                                                 Years Ended December 31,
                                                             ----------------------------------------------------------------
                                                                 2001         2000         1999         1998         1997
                                                             ------------ ------------ ------------ ------------ ------------
EQ/Alliance International
-------------------------
IL Plus Original Series, IL COLI, Incentive Life COLI -
Class A 0.00%
 Unit Value, end of period .................................   $ 107.16     $ 138.93    $  180.49    $  131.00     $ 118.48
 Net Assets (000's) ........................................   $  8,573     $ 12,087    $  11,912    $   7,860     $  5,924
 Number of units outstanding, end of period (000's) ........         80           87           66           60           50
 Total Return ..............................................     (22.87)%     (22.77)%      37.78%       10.57%       (3.05)%
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000 - Class A 0.60%
 Unit Value, end of period .................................   $ 102.89     $ 134.21    $  175.41    $  128.07     $ 116.53
 Net Assets (000's) ........................................   $ 37,658     $ 50,195    $  56,657    $  41,879     $ 35,658
 Number of units outstanding, end of period (000's) ........        366          374          323          327          306
 Total Return ..............................................     (23.34)%     (23.49)%      36.96%        9.90%       (3.63)%
IL Protector - Class A 0.80%
 Unit Value, end of period .................................   $  86.02     $ 112.42    $  147.23    $  107.71     $  98.20
 Net Assets (000's) ........................................   $    258     $    225    $     294    $     215     $     98
 Number of units outstanding, end of period (000's) ........          3            2            2            2            1
 Total Return ..............................................     (23.49)%     (23.64)%      36.68%        9.68%       (3.83)%
Survivorship 2000 - Class A 0.90%
 Unit Value, end of period .................................   $ 100.82     $ 131.90    $  172.91    $  126.63     $ 115.57
 Net Assets (000's) ........................................   $  4,436     $  6,199    $   6,743    $   5,065     $  4,161
 Number of units outstanding, end of period (000's) ........         44           47           39           40           36
 Total Return ..............................................     (23.57)%     (23.72)%      36.55%        9.57%       (3.93)%
Incentive Life 2000 Sales 1999 and after,
Survivorship Incentive Life - Class B 0.60% (c)
 Unit Value, end of period .................................   $  78.27     $ 102.67    $  134.41           --           --
 Net Assets (000's) ........................................   $  4,774     $  3,491    $     269           --           --
 Number of units outstanding, end of period (000's) ........         61           34            2           --           --
 Total Return ..............................................     (23.77)%     (23.61)%      34.41%          --           --
Accumulator Life - Class B 1.35% (f)
 Unit Value, end of period .................................   $  72.58     $  95.93           --           --           --
 Net Assets (000's) ........................................         --           --           --           --           --
 Number of units outstanding, end of period (000's) ........         --           --           --           --           --
 Total Return ..............................................     (24.10)%     (24.18)%         --           --           --

----------
(a)  Units were made available for sale on May 1, 1997.
(b)  Units were made available for sale on August 20, 1997.
(c)  Units were made available for sale on June 4, 1999.
(d)  Units were made available for sale on August 30, 1999.
(e)  Units were made available for sale on May 22, 2000.
(f)  Units were made available for sale on June 22, 2000.
(g)  Units were made available for sale on October 22, 2000.
(h)  Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See
     Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l)  Units were made available for sale on August 1, 1997.
(m)  Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


8.  Accumulation Unit Values (Continued)


    Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units.


                                                                                 Years Ended December 31,
                                                             ----------------------------------------------------------------
                                                                 2001         2000         1999         1998         1997
                                                             ------------ ------------ ------------ ------------ ------------
EQ/Alliance Money Market
------------------------
IL Plus Original Series, IL COLI, Incentive Life COLI -
Class A 0.00%
 Unit Value, end of period .................................   $ 143.20     $ 137.89     $ 129.78     $ 123.62     $ 117.36
 Net Assets (000's) ........................................   $ 86,206     $ 68,393     $ 55,546     $ 32,759     $ 15,022
 Number of units outstanding, end of period (000's) ........        602          496          428          265          128
 Total Return ..............................................       3.85%        6.24%        4.96%        5.34%        5.42%
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000 - Class A 0.60%
 Unit Value, end of period .................................   $ 219.94     $ 213.06     $ 201.73     $ 193.32     $ 184.63
 Net Assets (000's) ........................................   $273,605     $267,177     $248,531     $203,373     $153,981
 Number of units outstanding, end of period (000's) ........      1,244        1,254        1,232        1,052          834
 Total Return ..............................................       3.23%        5.62%        4.35%        4.71%        4.79%
IL Protector - Class A 0.80%
 Unit Value, end of period .................................   $ 127.25     $ 123.52     $ 117.19     $ 112.53     $ 107.69
 Net Assets (000's) ........................................   $    509     $    494     $    586     $    788     $    431
 Number of units outstanding, end of period (000's) ........          4            4            5            7            4
 Total Return ..............................................       3.02%        5.40%        4.14%        4.50%        4.57%
Survivorship 2000 - Class A 0.90%
 Unit Value, end of period .................................   $ 142.55     $ 138.51     $ 131.54     $ 126.44     $ 121.12
 Net Assets (000's) ........................................   $ 19,672     $ 23,685     $ 20,520     $ 15,679     $ 13,565
 Number of units outstanding, end of period (000's) ........        138          171          156          124          112
 Total Return ..............................................       2.92%        5.30%        4.04%        4.39%        4.47%
Incentive Life 2000 Sales 1999 and after,
Survivorship Incentive Life - Class B 0.60% (c)
 Unit Value, end of period .................................   $ 115.07     $ 111.78     $ 106.09           --           --
 Net Assets (000's) ........................................   $ 89,524     $ 38,005     $ 16,868           --           --
 Number of units outstanding, end of period (000's) ........        778          340          159           --           --
 Total Return ..............................................       2.94%        5.36%        4.10%          --           --
Accumulator Life - Class B 1.35% (f)
 Unit Value, end of period .................................   $ 108.27     $ 105.98           --           --           --
 Net Assets (000's) ........................................         --     $    106           --           --           --
 Number of units outstanding, end of period (000's) ........         --            1           --           --           --
 Total Return ..............................................       2.16%        4.57%          --           --           --

----------
(a)  Units were made available for sale on May 1, 1997.
(b)  Units were made available for sale on August 20, 1997.
(c)  Units were made available for sale on June 4, 1999.
(d)  Units were made available for sale on August 30, 1999.
(e)  Units were made available for sale on May 22, 2000.
(f)  Units were made available for sale on June 22, 2000.
(g)  Units were made available for sale on October 22, 2000.
(h)  Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See
     Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l)  Units were made available for sale on August 1, 1997.
(m)  Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


8.  Accumulation Unit Values (Continued)


    Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units.


                                                                                    Years Ended December 31,
                                                                  -------------------------------------------------------------
                                                                       2001            2000           1999        1998     1997
                                                                  -------------   -------------   ------------   ------   -----
EQ/Alliance Premier Growth
--------------------------
IL Plus Original Series, IL COLI, Incentive Life COLI
0.00% - Class B (c)
 Unit Value, end of period ....................................     $  74.19        $  97.57       $  119.55     --       --
 Net Assets (000's) ...........................................     $  7,716        $  9,074       $   3,587     --       --
 Number of units outstanding, end of period (000's) ...........          104              93              30     --       --
 Total Return .................................................       (23.96)%        (18.34)%         18.97%    --       --
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000, Incentive Life 2000 Sales
1999 and after, Survivorship Incentive Life - Class B
0.60% (c)
 Unit Value, end of period ....................................     $  73.05        $  96.65       $  119.14     --       --
 Net Assets (000's) ...........................................     $ 99,056        $394,042       $  43,486     --       --
 Number of units outstanding, end of period (000's) ...........        1,356           4,077             365     --       --
 Total Return .................................................       (24.42)%        (18.88)%         18.52%    --       --
IL Protector - Class B 0.80% (c)
 Unit Value, end of period ....................................     $  72.67        $  96.34       $  119.00     --       --
 Net Assets (000's) ...........................................     $    509        $    385       $     119     --       --
 Number of units outstanding, end of period (000's) ...........            7               4               1     --       --
 Total Return .................................................       (24.57)%        (19.04)%         18.36%    --       --
Survivorship 2000 - Class B 0.90% (c)
 Unit Value, end of period ....................................     $  72.48        $  96.19       $  118.93     --       --
 Net Assets (000's) ...........................................     $  5,943        $  6,541       $   4,044     --       --
 Number of units outstanding, end of period (000's) ...........           82              68              34     --       --
 Total Return .................................................       (24.65)%        (19.12)%         18.28%    --       --
Accumulator Life - Class B 1.35% (f)
 Unit Value, end of period ....................................     $  70.27        $  93.68              --     --       --
 Net Assets (000's) ...........................................           --              --              --     --       --
 Number of units outstanding, end of period (000's) ...........           --              --              --     --       --
 Total Return .................................................       (24.99)%        (19.49)%            --     --       --

----------
(a)  Units were made available for sale on May 1, 1997.
(b)  Units were made available for sale on August 20, 1997.
(c)  Units were made available for sale on June 4, 1999.
(d)  Units were made available for sale on August 30, 1999.
(e)  Units were made available for sale on May 22, 2000.
(f)  Units were made available for sale on June 22, 2000.
(g)  Units were made available for sale on October 22, 2000.
(h)  Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See
     Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l)  Units were made available for sale on August 1, 1997.
(m)  Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


8.  Accumulation Unit Values (Continued)


    Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units.


                                                                                 Years Ended December 31,
                                                             -----------------------------------------------------------------
                                                                 2001         2000          1999         1998         1997
                                                             ------------ ------------ ------------- ------------ ------------
EQ/Alliance Quality Bond
------------------------
IL Plus Original Series, IL COLI, Incentive Life COLI -
Class A 0.00%
 Unit Value, end of period .................................  $  173.20     $ 159.94     $ 143.47      $ 146.39     $ 134.69
 Net Assets (000's) ........................................  $  45,032     $ 28,949     $ 20,229      $ 10,833     $  3,367
 Number of units outstanding, end of period (000's) ........        260          181          141            74           25
 Total Return ..............................................       8.29%       11.48%       (2.00)%        8.69%        9.14%
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000 - Class A 0.60%
 Unit Value, end of period .................................  $  155.47     $ 144.44     $ 130.34      $ 133.80     $ 123.85
 Net Assets (000's) ........................................  $  81,777     $419,887     $208,414      $214,749     $150,230
 Number of units outstanding, end of period (000's) ........        526        2,907        1,599         1,605        1,213
 Total Return ..............................................       7.64%       10.82%       (2.59)%        8.03%        8.49%
IL Protector - Class A 0.80%
 Unit Value, end of period .................................  $  145.42     $ 135.37     $ 122.40      $ 125.91     $ 116.78
 Net Assets (000's) ........................................  $     291     $    135     $    122            --           --
 Number of units outstanding, end of period (000's) ........          2            1            1            --           --
 Total Return ..............................................       7.42%       10.60%       (2.78)%        7.82%        8.27%
Survivorship 2000 - Class A 0.90%
 Unit Value, end of period .................................  $  151.64     $ 141.31     $ 127.90      $ 131.69     $ 122.27
 Net Assets (000's) ........................................  $   7,127     $  4,805     $  3,709      $  2,897     $  1,467
 Number of units outstanding, end of period (000's) ........         47           34           29            22           12
 Total Return ..............................................       7.31%       10.48%       (2.88)%        7.71%        8.16%
Incentive Life 2000 Sales 1999 and after,
Survivorship Incentive Life - Class B 0.60% (c)
 Unit Value, end of period .................................  $  117.63     $ 109.56     $  99.05            --           --
 Net Assets (000's) ........................................  $  10,822     $  1,863     $     99            --           --
 Number of units outstanding, end of period (000's) ........         92           17            1            --           --
 Total Return ..............................................       7.36%       10.62%       (0.95)%          --           --
Accumulator Life - Class B 1.35% (f)
 Unit Value, end of period .................................  $ 115.96      $ 108.83           --            --           --
 Net Assets (000's) ........................................         --           --           --            --           --
 Number of units outstanding, end of period (000's) ........         --           --           --            --           --
 Total Return ..............................................       6.55%        9.71%          --            --           --

----------
(a)  Units were made available for sale on May 1, 1997.
(b)  Units were made available for sale on August 20, 1997.
(c)  Units were made available for sale on June 4, 1999.
(d)  Units were made available for sale on August 30, 1999.
(e)  Units were made available for sale on May 22, 2000.
(f)  Units were made available for sale on June 22, 2000.
(g)  Units were made available for sale on October 22, 2000.
(h)  Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See
     Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l)  Units were made available for sale on August 1, 1997.
(m)  Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


8.  Accumulation Unit Values (Continued)


    Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units.


                                                                                 Years Ended December 31,
                                                             ----------------------------------------------------------------
                                                                 2001         2000         1999         1998         1997
                                                             ------------ ------------ ------------ ------------ ------------
EQ/Alliance Small Cap Growth
----------------------------
IL Plus Original Series, IL COLI, Incentive Life COLI -
Class A 0.00% (b)
 Unit Value, end of period .................................   $ 153.80     $ 176.81    $  155.12     $ 121.27    $  126.69
 Net Assets (000's) ........................................   $ 19,840     $ 21,040    $  11,324     $  5,578    $   1,267
 Number of units outstanding, end of period (000's) ........        129          119           73           46           10
 Total Return ..............................................     (13.02)%      13.98%       27.91%       (4.28)%      26.69%
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000 - Class A 0.60% (a)
 Unit Value, end of period .................................   $ 149.53     $ 172.96    $  152.65     $ 120.06    $  126.18
 Net Assets (000's) ........................................   $ 96,297     $111,386    $  53,580     $ 39,740    $  19,810
 Number of units outstanding, end of period (000's) ........        644          644          351          331          157
 Total Return ..............................................    (13.55)%       14.12%       27.75%       (4.85)%      26.18%
IL Protector - Class A 0.80% (a)
 Unit Value, end of period .................................   $ 148.13     $ 171.69    $  151.83     $ 119.66     $ 126.01
 Net Assets (000's) ........................................   $    889     $    858    $     455     $    239           --
 Number of units outstanding, end of period (000's) ........          6            5            3            2           --
 Total Return ..............................................     (13.72)%      13.08%       26.89%       (5.04)%      26.01%
Survivorship 2000 - Class A 0.90% (a)
 Unit Value, end of period .................................   $ 147.44     $ 171.05    $  151.42     $ 119.45    $  125.92
 Net Assets (000's) ........................................   $  8,699     $  8,381    $   4,088     $  2,867    $   1,133
 Number of units outstanding, end of period (000's) ........         59           49           27           24            9
 Total Return ..............................................    (13.80)%       12.96%       26.76%       (5.13)%      25.92%
Incentive Life 2000 Sales 1999 and after,
Survivorship Incentive Life - Class B 0.60% (c)
 Unit Value, end of period .................................   $ 113.58     $ 131.71    $  116.59           --           --
 Net Assets (000's) ........................................   $ 21,012     $  9,351    $     350           --           --
 Number of units outstanding, end of period (000's) ........        185           71            3           --           --
 Total Return ..............................................     (13.76)%      12.97%       26.86%          --           --
Accumulator Life - Class B 1.35% (f)
 Unit Value, end of period .................................   $ 125.32     $ 146.43           --           --           --
 Net Assets (000's) ........................................         --           --           --           --           --
 Number of units outstanding, end of period (000's) ........         --           --           --           --           --
 Total Return ..............................................     (14.42)%      12.12%          --           --           --

----------
(a)  Units were made available for sale on May 1, 1997.
(b)  Units were made available for sale on August 20, 1997.
(c)  Units were made available for sale on June 4, 1999.
(d)  Units were made available for sale on August 30, 1999.
(e)  Units were made available for sale on May 22, 2000.
(f)  Units were made available for sale on June 22, 2000.
(g)  Units were made available for sale on October 22, 2000.
(h)  Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See
     Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l)  Units were made available for sale on August 1, 1997.
(m)  Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


8.  Accumulation Unit Values (Continued)


    Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units.


                                                                                 Years Ended December 31,
                                                                  -------------------------------------------------------
                                                                       2001            2000        1999     1998     1997
                                                                  -------------   -------------   ------   ------   -----
EQ/Alliance Technology
----------------------
IL Plus Original Series, IL COLI, Incentive Life COLI -
Class B 0.00% (e)
 Unit Value, end of period ....................................     $  50.43        $  66.74      --       --       --
 Net Assets (000's) ...........................................     $  3,984        $  3,671      --       --       --
 Number of units outstanding, end of period (000's) ...........           79              55      --       --       --
 Total Return .................................................       (24.44)%        (33.30)%    --       --       --
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000, Incentive Life 2000 Sales
1999 and after, Survivorship Incentive Life - Class B
0.60% (e)
 Unit Value, end of period ....................................     $  49.91        $  66.46      --       --       --
 Net Assets (000's) ...........................................     $ 38,381        $ 29,442      --       --       --
 Number of units outstanding, end of period (000's) ...........          769             443      --       --       --
 Total Return .................................................       (24.90)%        (33.52)%    --       --       --
IL Protector - Class B 0.80% (e)
 Unit Value, end of period ....................................     $  49.74        $  66.36      --       --       --
 Net Assets (000's) ...........................................     $    149        $    133      --       --       --
 Number of units outstanding, end of period (000's) ...........            3               2      --       --       --
 Total Return .................................................       (25.04)%        (33.61)%    --       --       --
Survivorship 2000 - Class B 0.90% (e)
 Unit Value, end of period ....................................     $  49.65        $  66.31      --       --       --
 Net Assets (000's) ...........................................     $  1,787        $  1,857      --       --       --
 Number of units outstanding, end of period (000's) ...........           36              28      --       --       --
 Total Return .................................................       (25.13)%        (33.66)%    --       --       --
Accumulator Life - Class B 1.35% (f)
 Unit Value, end of period ....................................     $  49.26        $  66.10      --       --       --
 Net Assets (000's) ...........................................           --              --      --       --       --
 Number of units outstanding, end of period (000's) ...........           --              --      --       --       --
 Total Return .................................................       (25.48)%        (33.86)%    --       --       --

----------
(a)  Units were made available for sale on May 1, 1997.
(b)  Units were made available for sale on August 20, 1997.
(c)  Units were made available for sale on June 4, 1999.
(d)  Units were made available for sale on August 30, 1999.
(e)  Units were made available for sale on May 22, 2000.
(f)  Units were made available for sale on June 22, 2000.
(g)  Units were made available for sale on October 22, 2000.
(h)  Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See
     Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l)  Units were made available for sale on August 1, 1997.
(m)  Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


8.  Accumulation Unit Values (Continued)


    Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units.


                                                                                 Years Ended December 31,
                                                                  -------------------------------------------------------
                                                                       2001            2000        1999     1998     1997
                                                                  -------------   -------------   ------   ------   -----
EQ/AXP New Dimensions
---------------------
IL Plus Original Series, IL COLI, Incentive Life COLI -
Class B 0.00% (g)
 Unit Value, end of period ....................................     $  70.32        $  83.24      --       --       --
 Net Assets (000's) ...........................................     $    352              --      --       --       --
 Number of units outstanding, end of period (000's) ...........            5              --      --       --       --
 Total Return .................................................       (15.52)%        (16.78)%    --       --       --
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000, Incentive Life 2000 Sales
1999 and after, Survivorship Incentive Life - Class B
0.60% (g)
 Unit Value, end of period ....................................     $  69.76        $  83.07      --       --       --
 Net Assets (000's) ...........................................     $  2,372        $    332      --       --       --
 Number of units outstanding, end of period (000's) ...........           34               4      --       --       --
 Total Return .................................................       (16.03)%        (16.93)%    --       --       --
IL Protector - Class B 0.80% (g)
 Unit Value, end of period ....................................     $  69.57        $  83.02      --       --       --
 Net Assets (000's) ...........................................           --              --      --       --       --
 Number of units outstanding, end of period (000's) ...........           --              --      --       --       --
 Total Return .................................................       (16.20)%        (16.98)%    --       --       --
Survivorship 2000 - Class B 0.90% (g)
 Unit Value, end of period ....................................     $  69.48        $  82.99      --       --       --
 Net Assets (000's) ...........................................     $    139              --      --       --       --
 Number of units outstanding, end of period (000's) ...........            2              --      --       --       --
 Total Return .................................................       (16.28)%        (17.01)%    --       --       --
Accumulator Life - Class B 1.35% (g)
 Unit Value, end of period ....................................     $  69.06        $  82.87      --       --       --
 Net Assets (000's) ...........................................           --              --      --       --       --
 Number of units outstanding, end of period (000's) ...........           --              --      --       --       --
 Total Return .................................................       (16.66)%        (17.13)%    --       --       --

----------
(a)  Units were made available for sale on May 1, 1997.
(b)  Units were made available for sale on August 20, 1997.
(c)  Units were made available for sale on June 4, 1999.
(d)  Units were made available for sale on August 30, 1999.
(e)  Units were made available for sale on May 22, 2000.
(f)  Units were made available for sale on June 22, 2000.
(g)  Units were made available for sale on October 22, 2000.
(h)  Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See
     Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l)  Units were made available for sale on August 1, 1997.
(m)  Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


8.  Accumulation Unit Values (Continued)


    Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units.

                                                                                 Years Ended December 31,
                                                                  -------------------------------------------------------
                                                                       2001            2000        1999     1998     1997
                                                                  -------------   -------------   ------   ------   -----
EQ/AXP Strategy Aggressive
--------------------------
IL Plus Original Series, IL COLI, Incentive Life COLI -
Class B 0.00% (g)
 Unit Value, end of period ....................................     $  41.52        $  62.40      --       --       --
 Net Assets (000's) ...........................................     $    581              --      --       --       --
 Number of units outstanding, end of period (000's) ...........           14              --      --       --       --
 Total Return .................................................       (33.46)%        (37.61)%    --       --       --
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000, Incentive Life 2000 Sales
1999 and after, Survivorship Incentive Life - Class B
0.60% (g)
 Unit Value, end of period ....................................     $  41.18        $  62.27      --       --       --
 Net Assets (000's) ...........................................     $  2,100        $    374      --       --       --
 Number of units outstanding, end of period (000's) ...........           51               6      --       --       --
 Total Return .................................................       (33.87)%        (37.73)%    --       --       --
IL Protector - Class B 0.80% (g)
 Unit Value, end of period ....................................     $  41.07        $  62.23      --       --       --
 Net Assets (000's) ...........................................           --              --      --       --       --
 Number of units outstanding, end of period (000's) ...........           --              --      --       --       --
 Total Return .................................................       (34.00)%        (37.77)%    --       --       --
Survivorship 2000 - Class B 0.90% (g)
 Unit Value, end of period ....................................     $  41.02        $  62.21      --       --       --
 Net Assets (000's) ...........................................           --              --      --       --       --
 Number of units outstanding, end of period (000's) ...........           --              --      --       --       --
 Total Return .................................................       (34.06)%        (37.79)%    --       --       --
Accumulator Life - Class B 1.35% (g)
 Unit Value, end of period ....................................     $  40.77        $  62.12      --       --       --
 Net Assets (000's) ...........................................           --              --      --       --       --
 Number of units outstanding, end of period (000's) ...........           --              --      --       --       --
 Total Return .................................................       (34.37)%        (37.88)%    --       --       --

----------
(a)  Units were made available for sale on May 1, 1997.
(b)  Units were made available for sale on August 20, 1997.
(c)  Units were made available for sale on June 4, 1999.
(d)  Units were made available for sale on August 30, 1999.
(e)  Units were made available for sale on May 22, 2000.
(f)  Units were made available for sale on June 22, 2000.
(g)  Units were made available for sale on October 22, 2000.
(h)  Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See
     Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l)  Units were made available for sale on August 1, 1997.
(m)  Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


8.  Accumulation Unit Values (Continued)

    Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units.


                                                                                  Years Ended December 31,
                                                             ------------------------------------------------------------------
                                                                  2001          2000         1999         1998         1997
                                                             ------------- ------------- ------------ ------------ ------------
EQ/Balanced (j)
---------------
IL Plus Original Series, IL COLI, Incentive Life COLI -
Class A 0.00%
 Unit Value, end of period .................................   $ 208.22      $ 212.12      $ 214.97     $ 182.49     $ 154.51
 Net Assets (000's) ........................................   $ 36,230      $ 22,273      $ 20,852     $ 12,774     $  6,180
 Number of units outstanding, end of period (000's) ........        174           105            97           70           40
 Total Return ..............................................      (1.84)%       (1.32)%       17.79%       18.11%       15.06%
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000 - Class A 0.60%
 Unit Value, end of period .................................   $ 488.09      $ 500.27      $ 510.02     $ 435.59     $ 371.02
 Net Assets (000's) ........................................   $599,863      $457,747      $496,759     $464,339     $408,122
 Number of units outstanding, end of period (000's) ........      1,229           915           974        1,066        1,100
 Total Return ..............................................      (2.43)%       (1.91)%       17.09%       17.40%       14.30%
IL Protector - Class A 0.80%
 Unit Value, end of period .................................   $ 161.78      $ 166.15      $ 169.73     $ 145.25     $ 123.97
 Net Assets (000's) ........................................   $  1,294      $    665      $    509     $    291     $    124
 Number of units outstanding, end of period (000's) ........          8             4             3            2            1
 Total Return ..............................................      (2.63)%       (2.11)%       16.85%       17.17%       14.07%
Survivorship 2000 - Class A 0.90%
 Unit Value, end of period .................................   $ 207.26      $ 213.08      $ 217.89     $ 186.65     $ 159.46
 Net Assets (000's) ........................................   $ 36,478      $ 22,160      $ 21,571     $ 16,612     $ 12,278
 Number of units outstanding, end of period (000's) ........        176           104            99           89           77
 Total Return ..............................................      (2.73)%       (2.21)%       16.73%       17.05%       13.96%
Incentive Life 2000 Sales 1999 and after,
Survivorship Incentive Life - Class B 0.60% (c)
 Unit Value, end of period .................................   $ 105.65      $ 108.57      $ 110.98           --           --
 Net Assets (000's) ........................................   $ 17,855      $  5,320      $  1,332           --           --
 Number of units outstanding, end of period (000's) ........        169            49            12           --           --
 Total Return ..............................................      (2.69)%       (2.17)%       10.98%          --           --
Accumulator Life - Class B 1.35% (f)
 Unit Value, end of period .................................   $ 101.79      $ 105.41            --           --           --
 Net Assets (000's) ........................................         --            --            --           --           --
 Number of units outstanding, end of period (000's) ........         --            --            --           --           --
 Total Return ..............................................      (3.43)%       (2.90)%          --           --           --

----------
(a)  Units were made available for sale on May 1, 1997.
(b)  Units were made available for sale on August 20, 1997.
(c)  Units were made available for sale on June 4, 1999.
(d)  Units were made available for sale on August 30, 1999.
(e)  Units were made available for sale on May 22, 2000.
(f)  Units were made available for sale on June 22, 2000.
(g)  Units were made available for sale on October 22, 2000.
(h)  Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See
     Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l)  Units were made available for sale on August 1, 1997.
(m)  Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


8. Accumulation Unit Values (Continued)

  Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units.

                                                                                 Years Ended December 31,
                                                                  ------------------------------------------------------
                                                                       2001           2000        1999     1998     1997
                                                                  -------------   ------------   ------   ------   -----
EQ/Bernstein Diversified Value (i)
----------------------------------
IL Plus Original Series, IL COLI, Incentive Life COLI -
Class B 0.00% (i)
 Unit Value, end of period ....................................     $  97.45              --     --       --       --
 Net Assets (000's) ...........................................     $ 16,567              --     --       --       --
 Number of units outstanding, end of period (000's) ...........          170              --     --       --       --
 Total Return .................................................        (0.92)%            --     --       --       --
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000, Incentive Life 2000 Sales
1999 and after, Survivorship Incentive Life - Class B
0.60% (g)
 Unit Value, end of period ....................................     $ 111.27        $ 108.58     --       --       --
 Net Assets (000's) ...........................................     $ 57,860        $    280     --       --       --
 Number of units outstanding, end of period (000's) ...........          520               3     --       --       --
 Total Return .................................................         2.48%          (2.55)%   --       --       --
IL Protector - Class B 0.80% (i)
 Unit Value, end of period ....................................     $  95.61              --     --       --       --
 Net Assets (000's) ...........................................     $    382              --     --       --       --
 Number of units outstanding, end of period (000's) ...........            4              --     --       --       --
 Total Return .................................................        (2.03)%            --     --       --       --
Survivorship Incentive Life 0.60% (g)
 Unit Value, end of period ....................................     $  95.56        $  93.25     --       --       --
 Net Assets (000's) ...........................................     $    478        $    187     --       --       --
 Number of units outstanding, end of period (000's) ...........            5               2     --       --       --
 Total Return .................................................         2.48%          (2.55)%   --       --       --
Survivorship 2000 - Class B 0.90% (i)
 Unit Value, end of period ....................................     $ 110.12              --     --       --       --
 Net Assets (000's) ...........................................     $  7,048              --     --       --       --
 Number of units outstanding, end of period (000's) ...........           64              --     --       --       --
 Total Return .................................................        (2.09)%            --     --       --       --
Accumulator Life - Class B 1.35% (f)
 Unit Value, end of period ....................................     $  94.36        $  92.78     --       --       --
 Net Assets (000's) ...........................................           --              --     --       --       --
 Number of units outstanding, end of period (000's) ...........           --              --     --       --       --
 Total Return .................................................         1.70%          (0.24)%   --       --       --

----------
(a)  Units were made available for sale on May 1, 1997.
(b)  Units were made available for sale on August 20, 1997.
(c)  Units were made available for sale on June 4, 1999.
(d)  Units were made available for sale on August 30, 1999.
(e)  Units were made available for sale on May 22, 2000.
(f)  Units were made available for sale on June 22, 2000.
(g)  Units were made available for sale on October 22, 2000.
(h)  Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See
     Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l)  Units were made available for sale on August 1, 1997.
(m)  Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


8.  Accumulation Unit Values (Continued)


    Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units.


                                                                                   Years Ended December 31,
                                                                  -----------------------------------------------------------
                                                                      2001           2000           1999        1998     1997
                                                                  ------------   ------------   ------------   ------   -----
EQ/Capital Guardian Research
----------------------------
IL Plus Original Series, IL COLI, Incentive Life COLI -
Class B 0.00% (d)
 Unit Value, end of period ....................................     $ 112.11      $  114.42      $  108.04     --       --
 Net Assets (000's) ...........................................     $  2,691      $   1,144             --     --       --
 Number of units outstanding, end of period (000's) ...........           24             10             --     --       --
 Total Return .................................................        (2.02)%         5.92%          7.10%    --       --
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000, Incentive Life 2000 Sales
1999 and after, Survivorship Incentive Life - Class B
0.60% (d)
 Unit Value, end of period ....................................     $ 110.55      $  113.51      $  107.82     --       --
 Net Assets (000's) ...........................................     $  5,306      $   1,703      $     108     --       --
 Number of units outstanding, end of period (000's) ...........           48             15              1     --       --
 Total Return .................................................        (2.61)%         5.28%          6.67%    --       --
IL Protector - Class B 0.80% (d)
 Unit Value, end of period ....................................     $ 110.03      $  113.20      $  107.75     --       --
 Net Assets (000's) ...........................................           --             --             --     --       --
 Number of units outstanding, end of period (000's) ...........           --             --             --     --       --
 Total Return .................................................        (2.80)%         5.07%          6.53%    --       --
Survivorship 2000 - Class B 0.90% (d)
 Unit Value, end of period ....................................     $ 109.77      $  113.05      $  107.71      --       --
 Net Assets (000's) ...........................................     $    110      $     113             --     --       --
 Number of units outstanding, end of period (000's) ...........            1              1             --     --       --
 Total Return .................................................        (2.90)%         5.07%          6.46%    --       --
Accumulator Life - Class B 1.35% (f)
 Unit Value, end of period ....................................     $ 107.84      $  111.57             --     --       --
 Net Assets (000's) ...........................................           --             --             --     --       --
 Number of units outstanding, end of period (000's) ...........           --             --             --     --       --
 Total Return .................................................        (3.34)%         4.49%            --     --       --

----------
(a)  Units were made available for sale on May 1, 1997.
(b)  Units were made available for sale on August 20, 1997.
(c)  Units were made available for sale on June 4, 1999.
(d)  Units were made available for sale on August 30, 1999.
(e)  Units were made available for sale on May 22, 2000.
(f)  Units were made available for sale on June 22, 2000.
(g)  Units were made available for sale on October 22, 2000.
(h)  Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See
     Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l)  Units were made available for sale on August 1, 1997.
(m)  Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


8.  Accumulation Unit Values (Continued)

    Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units.

                                                                                   Years Ended December 31,
                                                                  -----------------------------------------------------------
                                                                      2001           2000           1999        1998     1997
                                                                  ------------   ------------   ------------   ------   -----
EQ/Capital Guardian U.S. Equity
-------------------------------
IL Plus Original Series, IL COLI, Incentive Life COLI -
Class B 0.00% (d)
 Unit Value, end of period ....................................     $ 105.12      $  107.27      $  103.56     --       --
 Net Assets (000's) ...........................................     $  1,261      $     429      $     104     --       --
 Number of units outstanding, end of period (000's) ...........           12              4              1     --       --
 Total Return .................................................        (2.01)%         3.58%          3.76%    --       --
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000, Incentive Life 2000 Sales
1999 and after, Survivorship Incentive Life - Class B
0.60% (d)
 Unit Value, end of period ....................................     $ 103.65      $  106.42      $  103.35     --       --
 Net Assets (000's) ...........................................     $  7,670      $   1,596      $     413     --       --
 Number of units outstanding, end of period (000's) ...........           74             15              4     --       --
 Total Return .................................................        (2.60)%         2.97%          3.32%    --       --
IL Protector - Class B 0.80% (d)
 Unit Value, end of period ....................................     $ 103.17      $  106.13      $  103.28     --       --
 Net Assets (000's) ...........................................           --             --             --     --       --
 Number of units outstanding, end of period (000's) ...........           --             --             --     --       --
 Total Return .................................................        (2.79)%         2.76%          3.28%    --       --
Survivorship 2000 - Class B 0.90% (d)
 Unit Value, end of period ....................................     $ 102.92      $  105.99      $  103.25     --       --
 Net Assets (000's) ...........................................     $    206             --             --     --       --
 Number of units outstanding, end of period (000's) ...........            2             --             --     --       --
 Total Return .................................................        (2.90)%         2.66%          3.11%    --       --
Accumulator Life - Class B 1.35% (f)
 Unit Value, end of period ....................................     $ 100.40      $  103.87             --     --       --
 Net Assets (000's) ...........................................           --             --             --     --       --
 Number of units outstanding, end of period (000's) ...........           --             --             --     --       --
 Total Return .................................................        (3.34)%         2.19%            --     --       --

----------
(a)  Units were made available for sale on May 1, 1997.
(b)  Units were made available for sale on August 20, 1997.
(c)  Units were made available for sale on June 4, 1999.
(d)  Units were made available for sale on August 30, 1999.
(e)  Units were made available for sale on May 22, 2000.
(f)  Units were made available for sale on June 22, 2000.
(g)  Units were made available for sale on October 22, 2000.
(h)  Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See
     Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l)  Units were made available for sale on August 1, 1997.
(m)  Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


8.  Accumulation Unit Values (Continued)

    Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units.


                                                                                  Years Ended December 31,
                                                             -------------------------------------------------------------------
                                                                 2001          2000         1999          1998          1997
                                                             ------------ ------------- ------------ ------------- -------------
EQ/Emerging Markets Equity
--------------------------
IL Plus Original Series, IL COLI, Incentive Life COLI -
Class B 0.00% (b)
 Unit Value, end of period .................................   $ 64.83      $  68.35     $  114.00     $  58.24      $  79.81
 Net Assets (000's) ........................................   $ 8,493      $ 11,825     $  13,452     $  2,213      $    239
 Number of units outstanding, end of period (000's) ........       131           173           118           38             3
 Total Return ..............................................     (5.15)%      (40.12)%       95.74%      (27.03)%      (20.19)%
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000, Incentive Life 2000 Sales
1999 and after - Class B 0.60%
 Unit Value, end of period .................................   $ 63.15      $  66.98     $  112.39     $  57.77      $  79.63
 Net Assets (000's) ........................................   $25,513      $ 25,318     $  23,265     $  4,217      $  2,150
 Number of units outstanding, end of period (000's) ........       404           378           207           73            27
 Total Return ..............................................     (5.72)%      (40.40)%       94.55%      (27.45)%      (20.37)%
IL Protector - Class B 0.80% (a)
 Unit Value, end of period .................................   $ 62.59      $  66.53     $  111.86     $  57.61      $  79.58
 Net Assets (000's) ........................................   $   125            --            --           --            --
 Number of units outstanding, end of period (000's) ........         2            --            --           --            --
 Total Return ..............................................     (5.92)%      (40.52)%       94.18%      (27.60)%       20.43%
Survivorship 2000 - Class B 0.90% (l)
 Unit Value, end of period .................................   $ 62.32      $  66.30     $  111.59     $  57.53      $  79.54
 Net Assets (000's) ........................................   $ 1,558      $  1,724     $   2,120     $    575      $    159
 Number of units outstanding, end of period (000's) ........        25            26            19           10             2
 Total Return ..............................................     (6.01)%      (40.59)%       93.97%      (27.67)%      (20.46)%
Survivorship Incentive Life - Class B 0.60% (c)
 Unit Value, end of period .................................   $ 85.61      $  90.81      $ 152.38           --            --
 Net Assets (000's) ........................................   $ 1,027      $    636            --           --            --
 Number of units outstanding, end of period (000's) ........        12             7            --           --            --
 Total Return ..............................................     (5.73)%      (40.41)%       94.57%          --            --
Accumulator Life - Class B 1.35% (f)
 Unit Value, end of period .................................   $ 92.15      $  98.49            --           --            --
 Net Assets (000's) ........................................        --            --            --           --            --
 Number of units outstanding, end of period (000's) ........        --            --            --           --            --
 Total Return ..............................................     (6.44)%      (40.85)%          --           --            --

----------
(a)  Units were made available for sale on May 1, 1997.
(b)  Units were made available for sale on August 20, 1997.
(c)  Units were made available for sale on June 4, 1999.
(d)  Units were made available for sale on August 30, 1999.
(e)  Units were made available for sale on May 22, 2000.
(f)  Units were made available for sale on June 22, 2000.
(g)  Units were made available for sale on October 22, 2000.
(h)  Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See
     Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l)  Units were made available for sale on August 1, 1997.
(m)  Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


8.  Accumulation Unit Values (Continued)

    Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units.


                                                                                  Years Ended December 31,
                                                             ------------------------------------------------------------------
                                                                  2001          2000         1999         1998         1997
                                                             ------------- ------------- ------------ ------------ ------------
EQ/Equity 500 Index (k)
-----------------------
IL Plus Original Series, IL COLI, Incentive Life COLI -
Class A 0.00%
 Unit Value, end of period .................................   $ 271.91      $ 308.78      $ 341.51     $ 283.69     $ 221.51
 Net Assets (000's) ........................................   $112,027      $118,263      $101,087     $ 49,646     $ 23,702
 Number of units outstanding, end of period (000's) ........        412           383           296          175          107
 Total Return ..............................................     (11.94)%       (9.58)%       20.38%       28.07%       32.57%
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000 - Class A 0.60%
 Unit Value, end of period .................................   $ 262.11      $ 299.46      $ 333.19     $ 278.44     $ 218.72
 Net Assets (000's) ........................................   $396,048      $453,682      $687,371     $360,301     $198,379
 Number of units outstanding, end of period (000's) ........      1,511         1,515         2,063        1,294          907
 Total Return ..............................................     (12.47)%      (10.12)%       19.66%       27.30%       31.77%
IL Protector - Class A 0.80%
 Unit Value, end of period .................................   $ 181.73      $ 208.05      $ 231.94     $ 194.22     $ 152.88
 Net Assets (000's) ........................................   $  3,453      $  3,537      $  3,479     $  1,942     $    764
 Number of units outstanding, end of period (000's) ........         19            17            15           10            5
 Total Return ..............................................     (12.65)%       (0.30)%       19.42%       27.05%       31.51%
Survivorship 2000 - Class A 0.90%
 Unit Value, end of period .................................   $ 255.97      $ 293.34      $ 327.37     $ 274.40     $ 216.20
 Net Assets (000's) ........................................   $ 54,010      $ 53,388      $ 52,379     $ 31,556     $ 17,080
 Number of units outstanding, end of period (000's) ........        211           182           160          115           79
 Total Return ..............................................     (12.74)%      (10.39)%       19.30%       26.92%       31.38%
Incentive Life 2000 Sales 1999 and after,
Survivorship Incentive Life - Class B 0.60% (c)
 Unit Value, end of period .................................   $  85.84      $  98.32      $ 109.66           --           --
 Net Assets (000's) ........................................   $ 49,358      $ 29,693      $  5,593           --           --
 Number of units outstanding, end of period (000's) ........        575           302            51           --           --
 Total Return ..............................................     (12.69)%      (10.34)%        9.66%          --           --
Accumulator Life - Class B 1.35% (f)
 Unit Value, end of period .................................   $  81.74      $  94.33            --           --           --
 Net Assets (000's) ........................................         --            --            --           --           --
 Number of units outstanding, end of period (000's) ........         --            --            --           --           --
 Total Return ..............................................     (13.35)%      (11.02)%          --           --           --

----------
(a)  Units were made available for sale on May 1, 1997.
(b)  Units were made available for sale on August 20, 1997.
(c)  Units were made available for sale on June 4, 1999.
(d)  Units were made available for sale on August 30, 1999.
(e)  Units were made available for sale on May 22, 2000.
(f)  Units were made available for sale on June 22, 2000.
(g)  Units were made available for sale on October 22, 2000.
(h)  Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See
     Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l)  Units were made available for sale on August 1, 1997.
(m)  Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


8.  Accumulation Unit Values (Continued)

    Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units.


                                                                                     Years Ended December 31,
                                                                  --------------------------------------------------------------
                                                                       2001            2000            1999        1998     1997
                                                                  -------------   -------------   -------------   ------   -----
EQ/Evergreen Omega
------------------
IL Plus Original Series, IL COLI, Incentive Life COLI -
Class B 0.00% (c)
 Unit Value, end of period ....................................     $  78.47        $ 94.55         $  98.90      --       --
 Net Assets (000's) ...........................................     $    314              --              --      --       --
 Number of units outstanding, end of period (000's) ...........            4              --              --      --       --
 Total Return .................................................       (17.01)%         11.66%           9.70%     --       --
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000, Incentive Life 2000 Sales
1999 and after, Survivorship Incentive Life - Class B
0.60% (c)
 Unit Value, end of period ....................................     $  74.98        $  90.90        $ 103.57      --       --
 Net Assets (000's) ...........................................     $    900        $    455              --      --       --
 Number of units outstanding, end of period (000's) ...........           12               5              --      --       --
 Total Return .................................................       (17.51)%        (12.24)%          9.06%     --       --
IL Protector - Class B 0.80% (c)
 Unit Value, end of period ....................................     $  77.01        $  93.55        $ 106.81      --       --
 Net Assets (000's) ...........................................           --              --              --      --       --
 Number of units outstanding, end of period (000's) ...........           --              --              --      --       --
 Total Return .................................................       (17.68)%        (12.42)%          6.81%     --       --
Survivorship 2000 - Class B 0.90% (c)
 Unit Value, end of period ....................................     $  76.83        $  93.42        $ 106.77      --       --
 Net Assets (000's) ...........................................           --              --              --      --       --
 Number of units outstanding, end of period (000's) ...........           --              --              --      --       --
 Total Return .................................................       (17.76)%        (12.50)%          6.77%     --       --
Accumulator Life - Class B 1.35% (f)
 Unit Value, end of period ....................................     $  75.99        $  92.82              --      --       --
 Net Assets (000's) ...........................................           --              --              --      --       --
 Number of units outstanding, end of period (000's) ...........           --              --              --      --       --
 Total Return .................................................       (18.14)%        (12.90)%            --      --       --

----------
(a)  Units were made available for sale on May 1, 1997.
(b)  Units were made available for sale on August 20, 1997.
(c)  Units were made available for sale on June 4, 1999.
(d)  Units were made available for sale on August 30, 1999.
(e)  Units were made available for sale on May 22, 2000.
(f)  Units were made available for sale on June 22, 2000.
(g)  Units were made available for sale on October 22, 2000.
(h)  Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See
     Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l)  Units were made available for sale on August 1, 1997.
(m)  Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


8.  Accumulation Unit Values (Continued)

    Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units.


                                                                                 Years Ended December 31,
                                                                  ------------------------------------------------------
                                                                       2001           2000        1999     1998     1997
                                                                  -------------   ------------   ------   ------   -----
EQ/FI Mid Cap
-------------
IL Plus Original Series, IL COLI, Incentive Life COLI -
Class B 0.00% (g)
 Unit Value, end of period ....................................     $  86.96        $ 100.42     --       --       --
 Net Assets (000's) ...........................................     $  1,217        $    301     --       --       --
 Number of units outstanding, end of period (000's) ...........           14               3     --       --       --
 Total Return .................................................       (13.41)%          0.46%    --       --       --
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000, Incentive Life 2000 Sales
1999 and after, Survivorship Incentive Life - Class B
0.60% (g)
 Unit Value, end of period ....................................     $  86.26        $ 100.23     --       --       --
 Net Assets (000's) ...........................................     $ 13,025        $  1,103     --       --       --
 Number of units outstanding, end of period (000's) ...........          151              11     --       --       --
 Total Return .................................................       (13.93)%          0.23%    --       --       --
IL Protector - Class B 0.80% (g)
 Unit Value, end of period ....................................     $  86.03        $ 100.16     --       --       --
 Net Assets (000's) ...........................................           --              --     --       --       --
 Number of units outstanding, end of period (000's) ...........           --              --     --       --       --
 Total Return .................................................       (14.11)%          0.16%    --       --       --
Survivorship 2000 - Class B 0.90% (g)
 Unit Value, end of period ....................................     $  85.92        $ 100.13     --       --       --
 Net Assets (000's) ...........................................     $    773        $    100     --       --       --
 Number of units outstanding, end of period (000's) ...........            9               1     --       --       --
 Total Return .................................................       (14.19)%          0.13%    --       --       --
Accumulator Life - Class B 1.35% (g)
 Unit Value, end of period ....................................     $  85.40        $  99.98     --       --       --
 Net Assets (000's) ...........................................           --              --     --       --       --
 Number of units outstanding, end of period (000's) ...........           --              --     --       --       --
 Total Return .................................................       (14.58)%         (0.02)%   --       --       --

----------
(a)  Units were made available for sale on May 1, 1997.
(b)  Units were made available for sale on August 20, 1997.
(c)  Units were made available for sale on June 4, 1999.
(d)  Units were made available for sale on August 30, 1999.
(e)  Units were made available for sale on May 22, 2000.
(f)  Units were made available for sale on June 22, 2000.
(g)  Units were made available for sale on October 22, 2000.
(h)  Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See
     Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l)  Units were made available for sale on August 1, 1997.
(m)  Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


8.  Accumulation Unit Values (Continued)


    Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units.


                                                                                 Years Ended December 31,
                                                             ----------------------------------------------------------------
                                                                 2001         2000         1999         1998         1997
                                                             ------------ ------------ ------------ ------------ ------------
EQ/FI Small/Mid Cap Value
-------------------------
IL Plus Original Series, IL COLI, Incentive Life COLI -
Class B 0.00% (a)
 Unit Value, end of period .................................  $  119.34    $  114.75    $  109.14     $ 107.21    $  119.13
 Net Assets (000's) ........................................  $  10,741    $   6,656    $   5,457     $  5,146    $   1,668
 Number of units outstanding, end of period (000's) ........         90           58           50           48           14
 Total Return ..............................................       4.00%        5.13%        1.80%      (10.02)%      19.13%
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000 - Class B 0.60% (a)
 Unit Value, end of period .................................  $  116.03    $  112.24    $  107.40     $ 106.14    $  118.65
 Net Assets (000's) ........................................  $   1,508    $  28,172    $  27,924     $ 29,082    $  21,594
 Number of units outstanding, end of period (000's) ........         13          251          260          274          182
 Total Return ..............................................       3.37%        4.51%        1.19%      (10.55)%      18.65%
IL Protector - Class B 0.80% (a)
 Unit Value, end of period .................................  $  114.94    $  111.42    $  106.82     $ 105.78    $  118.49
 Net Assets (000's) ........................................  $     460    $     223    $     214     $    106           --
 Number of units outstanding, end of period (000's) ........          4            2            2            1           --
 Total Return ..............................................       3.16%        4.30%        0.99%      (10.73)%      18.49%
Survivorship 2000 - Class B 0.90% (a)
 Unit Value, end of period .................................  $  114.40    $  111.01    $  106.54     $  105.60   $  118.41
 Net Assets (000's) ........................................  $   5,377    $   2,442    $   2,131     $  2,323    $     947
 Number of units outstanding, end of period (000's) ........         47           22           20           22            8
 Total Return ..............................................       3.06%        4.20%        0.88%      (10.82)%      18.41%
Incentive Life 2000 Sales 1999 and after,
Survivorship Incentive Life - Class B 0.60% (c)
 Unit Value, end of period .................................  $  112.71    $  109.03    $  104.33           --           --
 Net Assets (000's) ........................................  $  60,638    $     218           --           --           --
 Number of units outstanding, end of period (000's) ........        538            2           --           --           --
 Total Return ..............................................       3.37%        4.51%        1.19%          --           --
Accumulator Life - Class B 1.35% (f)
 Unit Value, end of period .................................  $   88.78    $   86.54           --           --           --
 Net Assets (000's) ........................................         --           --           --           --           --
 Number of units outstanding, end of period (000's) ........         --           --           --           --           --
 Total Return ..............................................       2.59%        3.73%          --           --           --

----------
(a)  Units were made available for sale on May 1, 1997.
(b)  Units were made available for sale on August 20, 1997.
(c)  Units were made available for sale on June 4, 1999.
(d)  Units were made available for sale on August 30, 1999.
(e)  Units were made available for sale on May 22, 2000.
(f)  Units were made available for sale on June 22, 2000.
(g)  Units were made available for sale on October 22, 2000.
(h)  Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See
     Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l)  Units were made available for sale on August 1, 1997.
(m)  Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


8. Accumulation Unit Values (Continued)

  Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units.


                                                                                 Years Ended December 31,
                                                                  -------------------------------------------------------
                                                                       2001            2000        1999     1998     1997
                                                                  -------------   -------------   ------   ------   -----
EQ/Janus Large Cap Growth
-------------------------
IL Plus Original Series, IL COLI, Incentive Life COLI -
Class B 0.00% (g)
 Unit Value, end of period ....................................     $  64.96        $  84.32      --       --       --
 Net Assets (000's) ...........................................     $  2,014        $    337      --       --       --
 Number of units outstanding, end of period (000's) ...........           31               4      --       --       --
 Total Return .................................................       (22.96)%        (15.70)%    --       --       --
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000, Incentive Life 2000 Sales
1999 and after, Survivorship Incentive Life - Class B
0.60% (g)
 Unit Value, end of period ....................................     $  64.44        $  84.15      --       --       --
 Net Assets (000's) ...........................................     $ 11,148        $  3,029      --       --       --
 Number of units outstanding, end of period (000's) ...........          173              36      --       --       --
 Total Return .................................................       (23.42)%        (15.85)%    --       --       --
IL Protector - Class B 0.80% (g)
 Unit Value, end of period ....................................     $  64.27        $  84.10      --       --       --
 Net Assets (000's) ...........................................     $     64              --      --       --       --
 Number of units outstanding, end of period (000's) ...........            1              --      --       --       --
 Total Return .................................................       (23.58)%        (15.90)%    --       --       --
Survivorship 2000 - Class B 0.90% (g)
 Unit Value, end of period ....................................     $  64.18        $  84.07      --       --       --
 Net Assets (000's) ...........................................     $    385        $    168      --       --       --
 Number of units outstanding, end of period (000's) ...........            6               2      --       --       --
 Total Return .................................................       (23.66)%        (15.93)%    --       --       --
Accumulator Life - Class B 1.35% (g)
 Unit Value, end of period ....................................     $  63.79        $  83.94      --       --       --
 Net Assets (000's) ...........................................           --              --      --       --       --
 Number of units outstanding, end of period (000's) ...........           --              --      --       --       --
 Total Return .................................................       (24.01)%        (16.06)%    --       --       --

----------
(a)  Units were made available for sale on May 1, 1997.
(b)  Units were made available for sale on August 20, 1997.
(c)  Units were made available for sale on June 4, 1999.
(d)  Units were made available for sale on August 30, 1999.
(e)  Units were made available for sale on May 22, 2000.
(f)  Units were made available for sale on June 22, 2000.
(g)  Units were made available for sale on October 22, 2000.
(h)  Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See
     Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l)  Units were made available for sale on August 1, 1997.
(m)  Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


8.  Accumulation Unit Values (Continued)

    Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units.


                                                                             Years Ended December 31,
                                                                  -----------------------------------------------
                                                                      2001        2000     1999     1998     1997
                                                                  ------------   ------   ------   ------   -----
EQ/Marsico Focus
----------------
IL Plus Original Series, IL COLI, Incentive Life COLI -
Class B 0.00% (h)
 Unit Value, end of period ....................................    $  106.25     --       --       --       --
 Net Assets (000's) ...........................................           --     --       --       --       --
 Number of units outstanding, end of period (000's) ...........           --     --       --       --       --
 Total Return .................................................         6.25%    --       --       --       --
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000, Incentive Life 2000 Sales
1999 and after, Survivorship Incentive Life - Class B
0.60% (h)
 Unit Value, end of period ....................................    $  106.09     --       --       --       --
 Net Assets (000's) ...........................................    $     637     --       --       --       --
 Number of units outstanding, end of period (000's) ...........            6     --       --       --       --
 Total Return .................................................         6.09%    --       --       --       --
IL Protector - Class B 0.80% (h)
 Unit Value, end of period ....................................    $  106.04     --       --       --       --
 Net Assets (000's) ...........................................           --     --       --       --       --
 Number of units outstanding, end of period (000's) ...........           --     --       --       --       --
 Total Return .................................................         6.04%    --       --       --       --
Survivorship 2000 - Class B 0.90% (h)
 Unit Value, end of period ....................................    $  106.01     --       --       --       --
 Net Assets (000's) ...........................................    $     106     --       --       --       --
 Number of units outstanding, end of period (000's) ...........            1     --       --       --       --
 Total Return .................................................         6.01%    --       --       --       --
Accumulator Life - Class B 1.35% (h)
 Unit Value, end of period ....................................    $  105.90     --       --       --       --
 Net Assets (000's) ...........................................           --     --       --       --       --
 Number of units outstanding, end of period (000's) ...........           --     --       --       --       --
 Total Return .................................................         5.90%    --       --       --       --

----------
(a)  Units were made available for sale on May 1, 1997.
(b)  Units were made available for sale on August 20, 1997.
(c)  Units were made available for sale on June 4, 1999.
(d)  Units were made available for sale on August 30, 1999.
(e)  Units were made available for sale on May 22, 2000.
(f)  Units were made available for sale on June 22, 2000.
(g)  Units were made available for sale on October 22, 2000.
(h)  Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See
     Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l)  Units were made available for sale on August 1, 1997.
(m)  Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


8.  Accumulation Unit Values (Continued)


    Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units.


                                                                                 Years Ended December 31,
                                                             ----------------------------------------------------------------
                                                                 2001         2000         1999         1998         1997
                                                             ------------ ------------ ------------ ------------ ------------
EQ/Mercury Basic Value Equity
-----------------------------
IL Plus Original Series, IL COLI, Incentive Life COLI -
Class B 0.00% (a)
 Unit Value, end of period .................................  $  183.25    $  173.64    $  155.30     $ 130.57    $  117.02
 Net Assets (000's) ........................................  $  17,592    $  12,676    $   6,678     $  2,873    $     585
 Number of units outstanding, end of period (000's) ........         96           73           43           22            5
 Total Return ..............................................       5.53%       11.81%       19.00%       11.59%       17.02%
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000, Incentive Life 2000 Series
1999 and after - Class B 0.60% (a)
 Unit Value, end of period .................................  $  178.18    $  169.86    $  152.83     $ 129.27    $  116.55
 Net Assets (000's) ........................................  $  68,777    $  35,161    $  29,649     $ 15,512    $   4,779
 Number of units outstanding, end of period (000's) ........        386          207          194          120           41
 Total Return ..............................................       4.90%       11.14%       18.23%       10.91%       16.55%
IL Protector - Class B 0.80% (a)
 Unit Value, end of period .................................  $  176.51    $  168.61    $  152.01     $ 128.84    $  166.40
 Net Assets (000's) ........................................  $     706    $     506    $     304     $    129           --
 Number of units outstanding, end of period (000's) ........          4            3            2            1           --
 Total Return ..............................................       4.69%       10.92%       17.98%      (22.57)%      16.40%
Survivorship 2000 - Class B 0.90% (a)
 Unit Value, end of period .................................  $  175.68    $  167.99    $  151.61     $ 128.62    $  116.32
 Net Assets (000's) ........................................  $   8,081    $   4,368    $   2,881     $  1,543    $     349
 Number of units outstanding, end of period (000's) ........         46           26           19           12            3
 Total Return ..............................................       4.58%       10.81%       17.87%       10.58%       16.32%
Survivorship Incentive Life - Class B 0.60% (c)
 Unit Value, end of period .................................  $  116.52    $  111.08     $  99.95           --           --
 Net Assets (000's) ........................................  $   2,330    $     778     $    200           --           --
 Number of units outstanding, end of period (000's) ........         20            7            2           --           --
 Total Return ..............................................       4.90%       11.14%       18.23%          --           --
Accumulator Life - Class B 1.35% (f)
 Unit Value, end of period .................................  $  132.83     $ 127.60           --           --           --
 Net Assets (000's) ........................................         --           --           --           --           --
 Number of units outstanding, end of period (000's) ........         --           --           --           --           --
 Total Return ..............................................       4.10%       10.31%          --           --           --

----------
(a)  Units were made available for sale on May 1, 1997.
(b)  Units were made available for sale on August 20, 1997.
(c)  Units were made available for sale on June 4, 1999.
(d)  Units were made available for sale on August 30, 1999.
(e)  Units were made available for sale on May 22, 2000.
(f)  Units were made available for sale on June 22, 2000.
(g)  Units were made available for sale on October 22, 2000.
(h)  Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See
     Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l)  Units were made available for sale on August 1, 1997.
(m)  Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


8.  Accumulation Unit Values (Continued)

    Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units.


                                                                                  Years Ended December 31,
                                                             ------------------------------------------------------------------
                                                                  2001          2000         1999         1998         1997
                                                             ------------- ------------- ------------ ------------ ------------
EQ/MFS Emerging Growth Companies
--------------------------------
IL Plus Original Series 2000, IL COLI, Incentive Life
COLI - Class B 0.00% (a)
 Unit Value, end of period .................................   $ 153.10      $ 232.15      $ 286.03    $  164.70    $  122.44
 Net Assets (000's) ........................................   $ 24,190      $ 33,662      $ 28,031    $   5,106    $     490
 Number of units outstanding, end of period (000's) ........        158           145            98           31            4
 Total Return ..............................................     (34.05)%      (18.56)%       73.62%       34.51%       22.44%
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000, Incentive Life 2000 Sales
1999 and after - Class B 0.60% (a)
 Unit Value, end of period .................................   $ 148.86      $ 227.09      $ 281.48    $  163.05    $  121.95
 Net Assets (000's) ........................................   $173,124      $254,795      $193,377    $  47,121    $   9,146
 Number of units outstanding, end of period (000's) ........      1,163         1,122           687          289           75
 Total Return ..............................................     (34.57)%      (19.32)%       72.63%       33.71%       21.95%
IL Protector - Class B 0.80% (a)
 Unit Value, end of period .................................   $ 147.47      $ 225.42      $ 279.97    $  162.51    $  121.78
 Net Assets (000's) ........................................   $  1,327      $  1,578      $  1,400    $     325           --
 Number of units outstanding, end of period (000's) ........          9             7             5            2           --
 Total Return ..............................................     (34.57)%      (19.48)%       72.28%       33.45%       21.78%
Survivorship 2000 - Class B 0.90% (a)
 Unit Value, end of period .................................   $ 146.78      $ 224.60      $ 279.22    $  162.23    $  121.70
 Net Assets (000's) ........................................   $ 11,155      $ 17,070      $ 14,799    $   3,407    $     730
 Number of units outstanding, end of period (000's) ........         76            76            53           21            6
 Total Return ..............................................     (34.65)%      (19.56)%       72.11%       33.31%       21.70%
Survivorship Incentive Life - Class B 0.60% (c)
 Unit Value, end of period .................................   $  85.53      $ 130.48      $ 161.73           --           --
 Net Assets (000's) ........................................   $  6,329      $  5,480      $    485           --           --
 Number of units outstanding, end of period (000's) ........         74            42             3           --           --
 Total Return ..............................................     (34.45)%      (19.32)%       72.63%          --           --
Accumulator Life - Class B 1.35% (f)
 Unit Value, end of period .................................   $  96.14      $ 147.79            --           --           --
 Net Assets (000's) ........................................         --            --            --           --           --
 Number of units outstanding, end of period (000's) ........         --            --            --           --           --
 Total Return ..............................................     (34.95)%      (19.93)%          --           --           --

----------
(a)  Units were made available for sale on May 1, 1997.
(b)  Units were made available for sale on August 20, 1997.
(c)  Units were made available for sale on June 4, 1999.
(d)  Units were made available for sale on August 30, 1999.
(e)  Units were made available for sale on May 22, 2000.
(f)  Units were made available for sale on June 22, 2000.
(g)  Units were made available for sale on October 22, 2000.
(h)  Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See
     Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l)  Units were made available for sale on August 1, 1997.
(m)  Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


8. Accumulation Unit Values (Continued)


  Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units.


                                                                                    Years Ended December 31,
                                                                  ------------------------------------------------------------
                                                                       2001           2000           1999        1998     1997
                                                                  -------------   ------------   ------------   ------   -----
EQ/MFS Investors Trust
----------------------
IL Plus Original Series, IL COLI, Incentive Life COLI -
Class B 0.00% (c)
 Unit Value, end of period ....................................     $  86.36        $ 102.79      $  103.50     --       --
 Net Assets (000's) ...........................................     $    518        $    411      $     104     --       --
 Number of units outstanding, end of period (000's) ...........            6               4              1     --       --
 Total Return .................................................       (15.98)%         (0.77)%         8.76%    --       --
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000, Incentive Life 2000 Sales
1999 and after, Survivorship Incentive Life - Class B
0.60% (c)
 Unit Value, end of period ....................................     $  85.03        $ 101.82      $  103.15     --       --
 Net Assets (000's) ...........................................     $  3,486        $  1,731      $     309     --       --
 Number of units outstanding, end of period (000's) ...........           41              17              3     --       --
 Total Return .................................................       (16.49)%         (1.29)%         8.06%    --       --
IL Protector - Class B 0.80% (c)
 Unit Value, end of period ....................................     $  84.59        $ 101.50      $  103.03     --       --
 Net Assets (000's) ...........................................           --              --             --     --       --
 Number of units outstanding, end of period (000's) ...........           --              --             --     --       --
 Total Return .................................................       (16.66)%         (1.48)%         7.85%    --       --
Survivorship 2000 - Class B 0.90% (c)
 Unit Value, end of period ....................................     $  84.37        $ 101.34      $  102.97     --       --
 Net Assets (000's) ...........................................     $     84        $    101             --     --       --
 Number of units outstanding, end of period (000's) ...........            1               1             --     --       --
 Total Return .................................................       (16.74)%         (1.58)%         7.74%    --       --
Accumulator Life - Class B 1.35% (f)
 Unit Value, end of period ....................................     $  84.83        $ 102.36             --     --       --
 Net Assets (000's) ...........................................           --              --             --     --       --
 Number of units outstanding, end of period (000's) ...........           --              --             --     --       --
 Total Return .................................................       (17.12)%          2.03%            --     --       --

----------
(a)  Units were made available for sale on May 1, 1997.
(b)  Units were made available for sale on August 20, 1997.
(c)  Units were made available for sale on June 4, 1999.
(d)  Units were made available for sale on August 30, 1999.
(e)  Units were made available for sale on May 22, 2000.
(f)  Units were made available for sale on June 22, 2000.
(g)  Units were made available for sale on October 22, 2000.
(h)  Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See
     Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l)  Units were made available for sale on August 1, 1997.
(m)  Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


8.  Accumulation Unit Values (Continued)

    Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units.

                                                                                 Years Ended December 31,
                                                             ----------------------------------------------------------------
                                                                 2001         2000         1999         1998         1997
                                                             ------------ ------------ ------------ ------------ ------------
EQ/MFS Research
---------------
IL Plus Original Series, IL COLI, Incentive Life COLI -
Class B 0.00% (a)
 Unit Value, end of period .................................   $ 131.34     $ 167.99    $  177.32    $  144.03    $  116.05
 Net Assets (000's) ........................................   $ 10,770     $ 12,095    $   7,270    $   3,025    $     348
 Number of units outstanding, end of period (000's) ........         82           72           41           21            3
 Total Return ..............................................     (21.82)%      (5.25)%      23.12%       24.11%       16.05%
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000, Incentive Life 2000 Sales
1999 and after - Class B 0.60% (a)
 Unit Value, end of period .................................   $ 127.70     $ 164.33    $  174.50    $  142.59    $  115.59
 Net Assets (000's) ........................................   $ 41,247     $ 48,477    $  36,645    $  22,672    $   6,589
 Number of units outstanding, end of period (000's) ........        323          295          210          159           57
 Total Return ..............................................     (22.29)%      (5.83)%      22.38%       23.36%       15.59%
IL Protector - Class B 0.80% (a)
 Unit Value, end of period .................................   $ 126.51     $ 163.12    $  173.56    $  142.11     $ 115.43
 Net Assets (000's) ........................................   $    506     $    489    $     347    $     142           --
 Number of units outstanding, end of period (000's) ........          4            3            2            1           --
 Total Return ..............................................     (22.44)%      (6.02)%      22.13%       23.11%       15.43%
Survivorship 2000 - Class B 0.90% (a)
 Unit Value, end of period .................................   $ 125.91     $ 162.52    $  173.10    $  141.87    $  115.36
 Net Assets (000's) ........................................   $  3,525     $  4,876    $   3,981    $   2,128    $     346
 Number of units outstanding, end of period (000's) ........         28           30           23           15            3
 Total Return ..............................................     (22.53)%      (6.11)%      22.01%       22.98%       15.36%
Survivorship Incentive Life - Class B 0.60% (c)
 Unit Value, end of period .................................   $  85.96     $ 110.61    $  117.46           --           --
 Net Assets (000's) ........................................   $  1,461     $  1,106    $     117           --           --
 Number of units outstanding, end of period (000's) ........         17           10            1           --           --
 Total Return ..............................................     (22.29)%      (5.83)%      22.38%          --           --
Accumulator Life - Class B 1.35% (f)
 Unit Value, end of period .................................   $  88.20     $ 114.37           --           --           --
 Net Assets (000's) ........................................         --           --           --           --           --
 Number of units outstanding, end of period (000's) ........         --           --           --           --           --
 Total Return ..............................................     (22.88)%      (6.58)%         --           --           --

----------
(a)  Units were made available for sale on May 1, 1997.
(b)  Units were made available for sale on August 20, 1997.
(c)  Units were made available for sale on June 4, 1999.
(d)  Units were made available for sale on August 30, 1999.
(e)  Units were made available for sale on May 22, 2000.
(f)  Units were made available for sale on June 22, 2000.
(g)  Units were made available for sale on October 22, 2000.
(h)  Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See
     Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l)  Units were made available for sale on August 1, 1997.
(m)  Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


8. Accumulation Unit Values (Continued)


  Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units.


                                                                                 Years Ended December 31,
                                                             ----------------------------------------------------------------
                                                                 2001         2000         1999         1998         1997
                                                             ------------ ------------ ------------ ------------ ------------
EQ/Putnam Growth and Income Value
---------------------------------
IL Plus Original Series, IL COLI, Incentive Life COLI -
Class B 0.00% (a)
 Unit Value, end of period .................................   $ 128.70    $  138.10     $ 129.34    $  131.12    $  116.22
 Net Assets (000's) ........................................   $  5,405    $   4,972     $  3,622    $   2,229    $     581
 Number of units outstanding, end of period (000's) ........         42           36           28           17            5
 Total Return ..............................................      (6.81)%       6.78%       (1.36)%      12.82%       16.22%
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000, Incentive Life 2000 Sales
1999 and after - Class B 0.60% (a)
 Unit Value, end of period .................................   $ 125.14    $  135.09     $ 127.28    $  129.81    $  115.75
 Net Assets (000's) ........................................   $ 19,897    $  16,616     $ 16,165    $  12,981    $   4,862
 Number of units outstanding, end of period (000's) ........        159          123          127          100           42
 Total Return ..............................................      (7.37)%       6.14%       (1.95)%      12.14%       15.75%
IL Protector - Class B 0.80% (a)
 Unit Value, end of period .................................   $ 123.96    $  134.10     $ 126.60    $  129.37    $  115.59
 Net Assets (000's) ........................................   $    248    $     268     $    253    $     129           --
 Number of units outstanding, end of period (000's) ........          2            2            2            1           --
 Total Return ..............................................      (7.56)%       5.92%       (2.14)%      11.92%       13.87%
Survivorship 2000 - Class B 0.90% (a)
 Unit Value, end of period .................................   $ 123.38    $  133.60     $ 126.25    $  129.15    $  115.52
 Net Assets (000's) ........................................   $  1,974    $   1,870     $  1,768    $   1,292    $     231
 Number of units outstanding, end of period (000's) ........         16           14           14           10            2
 Total Return ..............................................      (7.65)%       5.82%       (2.25)%      11.80%       15.52%
Survivorship Incentive Life - Class B 0.60% (c)
 Unit Value, end of period .................................   $  87.82    $   94.81     $  89.32          --           --
 Net Assets (000's) ........................................   $  1,405    $     758     $     89           --           --
 Number of units outstanding, end of period (000's) ........         16            8            1           --           --
 Total Return ..............................................      (7.37)%       6.14%       (1.95)%         --           --
Accumulator Life - Class B 1.35% (f)
 Unit Value, end of period .................................   $  95.74    $  104.15           --           --           --
 Net Assets (000's) ........................................         --           --           --           --           --
 Number of units outstanding, end of period (000's) ........         --           --           --           --           --
 Total Return ..............................................      (8.07)%       5.34%          --           --           --

----------
(a)  Units were made available for sale on May 1, 1997.
(b)  Units were made available for sale on August 20, 1997.
(c)  Units were made available for sale on June 4, 1999.
(d)  Units were made available for sale on August 30, 1999.
(e)  Units were made available for sale on May 22, 2000.
(f)  Units were made available for sale on June 22, 2000.
(g)  Units were made available for sale on October 22, 2000.
(h)  Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See
     Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l)  Units were made available for sale on August 1, 1997.
(m)  Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2001


8. Accumulation Unit Values (Concluded)

  Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units.


                                                                                 Years Ended December 31,
                                                             ----------------------------------------------------------------
                                                                  2001         2000         1999         1998         1997
                                                             ------------- ------------ ------------ ------------ -----------
EQ/T. Rowe Price International Stock
------------------------------------
IL Plus Original Series, IL COLI, Incentive Life COLI -
Class B 0.00%
 Unit Value, end of period .................................   $  93.88      $ 120.09    $  147.67    $  111.99     $ 98.50
 Net Assets (000's) ........................................   $ 10,608      $ 11,889    $  11,371    $   4,928     $ 1,182
 Number of units outstanding, end of period (000's) ........        113            99           77           44          12
 Total Return ..............................................     (21.83)%      (18.68)%      31.87%       13.70%      (1.50)%
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000, Incentive Life 2000 Sales
1999 and after - Class B 0.60%
 Unit Value, end of period .................................   $  91.28      $ 117.47    $ 145.32     $ 110.87      $ 98.10
 Net Assets (000's) ........................................   $ 36,056      $ 39,235    $  36,621    $  22,728     $11,968
 Number of units outstanding, end of period (000's) ........        395           334          252          205         122
 Total Return ..............................................     (22.30)%      (19.16)%      31.08%       13.01%      (1.90)%
IL Protector - Class B 0.80% (a)
 Unit Value, end of period .................................   $  90.42      $ 116.61    $  144.54    $  110.50     $ 97.97
 Net Assets (000's) ........................................   $    181      $    233    $     289    $     111          --
 Number of units outstanding, end of period (000's) ........          2             2            2            1          --
 Total Return ..............................................     (22.46)%       11.96%        2.73%        8.20%      21.48%
Survivorship 2000 - Class B 0.90%
 Unit Value, end of period .................................   $  90.00      $ 116.18    $  144.16    $  110.31     $ 97.90
 Net Assets (000's) ........................................   $  4,680      $  4,996    $   4,757    $   2,758     $   979
 Number of units outstanding, end of period (000's) ........         52            43           33           25          10
 Total Return ..............................................     (22.53)%     (19.41)%       30.68%       12.67%      (2.10)%
Survivorship Incentive Life - Class B 0.60% (c)
 Unit Value, end of period .................................   $  81.73      $ 105.18    $  130.11           --          --
 Net Assets (000's) ........................................   $  1,308      $    947    $     130           --          --
 Number of units outstanding, end of period (000's) ........         16             9            1           --          --
 Total Return ..............................................     (22.29)%      (19.16)%      30.08%          --          --
Accumulator Life - Class B 1.35% (f)
 Unit Value, end of period .................................   $  79.63      $ 103.27           --           --          --
 Net Assets (000's) ........................................         --            --           --           --          --
 Number of units outstanding, end of period (000's) ........         --            --           --           --          --
 Total Return ..............................................     (22.89)%      (19.77)%         --           --          --

----------
(a)  Units were made available for sale on May 1, 1997.
(b)  Units were made available for sale on August 20, 1997.
(c)  Units were made available for sale on June 4, 1999.
(d)  Units were made available for sale on August 30, 1999.
(e)  Units were made available for sale on May 22, 2000.
(f)  Units were made available for sale on June 22, 2000.
(g)  Units were made available for sale on October 22, 2000.
(h)  Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See
     Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l)  Units were made available for sale on August 1, 1997.
(m)  Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

DECEMBER 31, 2001


9.  Investment Income Ratio

    Shown below is the Investment Income ratio throughout the periods indicated. These amounts represent the dividends, excluding distributions of capital gains, received by the Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in the unit values. The recognition of investment income by the Account is affected by the timing of the declaration of dividends by the underlying fund in which the Account invests.


                                                                               Years Ended December 31,
                                                            --------------------------------------------------------------
                                                               2001         2000         1999         1998         1997
                                                            ----------   ----------   ----------   ----------   ----------
 EQ/Aggressive Stock ....................................   0.49%         0.36%        0.33%        0.45%       0.15%
 EQ/Alliance Common Stock ...............................   2.37%         0.61%        0.59%        0.61%       0.56%
 EQ/Alliance Global .....................................     --          0.17%          --         1.16%       1.95%
 EQ/Alliance Growth and Income ..........................   1.03%         0.94%        0.27%        0.33%       1.01%
 EQ/Alliance Growth Investors ...........................   1.98%         1.81%        1.57%        2.01%       2.51%
 EQ/Alliance High Yield .................................   9.74%        10.46%       10.74%       10.51%       9.62%
 EQ/Alliance Intermediate Government Securities .........   4.25%         5.48%        5.14%        5.11%       5.55%
 EQ/Alliance International ..............................   1.61%         0.45%          --         1.89%       2.81%
 EQ/Alliance Money Market ...............................   3.41%         5.76%        4.74%        5.00%       4.73%
 EQ/Alliance Premier Growth .............................     --          0.93%        0.76%          --          --
 EQ/Alliance Quality Bond ...............................   3.06%         7.32%        5.34%        5.53%       6.22%
 EQ/Alliance Small Cap Growth ...........................   1.04%           --           --         0.01%       0.05%
 EQ/Alliance Technology .................................   0.01%           --           --           --          --
 EQ/AXP New Dimensions ..................................   0.24%         0.40%          --           --          --
 EQ/AXP Strategy Aggressive .............................     --          0.39%          --           --          --
 EQ/Balanced ............................................   2.85%         3.23%        2.75%        2.65%       3.22%
 EQ/Bernstein Diversified Value .........................   1.39%         2.16%          --           --          --
 EQ/Capital Guardian Research ...........................   0.26%         2.11%        0.48%          --          --
 EQ/Capital Guardian US Equity ..........................   0.48%         2.75%        1.56%          --          --
 EQ/Emerging Markets Equity .............................     --          7.80%        1.77%        0.48%       0.87%
 EQ/Equity 500 Index ....................................   1.04%         0.64%        1.12%        1.15%       1.53%
 EQ/Evergreen Omega .....................................   0.01%         0.36%        1.04%          --          --
 EQ/FI Mid Cap ..........................................   0.24%         0.39%          --           --          --
 EQ/FI Small/Mid Cap Value ..............................   0.71%         1.01%        0.18%        0.51%       1.37%
 EQ/Janus Large Cap Growth ..............................   0.01%         0.33%          --           --          --
 EQ/Marsico Focus .......................................     --            --           --           --          --
 EQ/Mercury Basic Value Equity ..........................   3.87%         5.50%        8.01%        6.05%       2.41%
 EQ/MFS Emerging Growth Companies .......................   0.02%         2.02%        2.92%          --        5.91%
 EQ/MFS Investors Trust .................................   0.54%         0.54%        0.92%          --          --
 EQ/MFS Research ........................................   0.11%         0.89%        2.90%        0.37%       2.43%
 EQ/Putnam Growth & Income Value ........................   1.02%         1.05%        7.93%        2.20%       2.02%
 EQ/T. Rowe Price International Stock ...................   0.21%         0.03%        1.88%        1.02%       0.03%

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholder of The Equitable Life Assurance Society of the United States

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of earnings, of shareholder's equity and comprehensive income and of cash flows present fairly, in all material respects, the financial position of The Equitable Life Assurance Society of the United States and its subsidiaries ("Equitable Life") at December 31, 2001 and December 31, 2000, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2001 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of Equitable Life's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.




PricewaterhouseCoopers LLP
New York, New York
February 6, 2002, except as to Note 15, for which the date is February 28, 2002

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2001 AND 2000

                                                                DECEMBER 31  December 31,
                                                                   2001         2000
                                                                ------------ ------------
                                                                       (IN MILLIONS)
ASSETS
Investments:
  Fixed maturities:
    Available for sale, at estimated fair value .............   $   23,265.9   $   20,659.4
    Held to maturity, at amortized cost .....................           --            204.6
  Mortgage loans on real estate .............................        4,333.3        4,712.6
  Equity real estate ........................................          875.7        1,017.8
  Policy loans ..............................................        4,100.7        4,034.6
  Other equity investments ..................................          756.6        2,427.2
  Other invested assets .....................................          738.2          765.8
                                                                ------------   ------------
      Total investments .....................................       34,070.4       33,822.0
Cash and cash equivalents ...................................          627.8        2,116.8
Cash and securities segregated, at estimated fair value .....        1,415.2        1,306.3
Broker-dealer related receivables ...........................        1,950.9        1,900.3
Deferred policy acquisition costs ...........................        5,513.7        5,128.8
Intangible assets, net ......................................        3,370.2        3,525.8
Amounts due from reinsurers .................................        2,233.7        2,097.9
Loans to affiliates .........................................          400.0           --
Other assets ................................................        3,754.1        3,787.4
Separate Accounts assets ....................................       46,947.3       51,705.9
                                                                ------------   ------------

TOTAL ASSETS ................................................   $  100,283.3   $  105,391.2
                                                                ============   ============

LIABILITIES
Policyholders' account balances .............................   $   20,939.1   $   20,445.8
Future policy benefits and other policyholders liabilities ..       13,539.4       13,432.1
Broker-dealer related payables ..............................        1,260.7        1,283.0
Customers related payables ..................................        1,814.5        1,636.9
Amounts due to reinsurers ...................................          798.5          730.3
Short-term and long-term debt ...............................        1,475.5        1,630.2
Federal income taxes payable ................................        1,885.0        2,003.3
Other liabilities ...........................................        1,702.0        1,650.7
Separate Accounts liabilities ...............................       46,875.5       51,632.1
Minority interest in equity of consolidated subsidiaries ....        1,776.0        1,820.4
Minority interest subject to redemption rights ..............          651.4          681.1
                                                                ------------   ------------
      Total liabilities .....................................       92,717.6       96,945.9
                                                                ------------   ------------

Commitments and contingencies (Notes 11, 13, 14, 15, 16)

SHAREHOLDER'S EQUITY
Common stock, $1.25 par value, 2.0 million shares authorized,
  issued and outstanding ....................................            2.5            2.5
Capital in excess of par value ..............................        4,694.6        4,723.8
Retained earnings ...........................................        2,653.2        3,706.2
Accumulated other comprehensive income ......................          215.4           12.8
                                                                ------------   ------------
      Total shareholder's equity ............................        7,565.7        8,445.3
                                                                ------------   ------------

TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY ..................   $  100,283.3   $  105,391.2
                                                                ============   ============

                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                       CONSOLIDATED STATEMENTS OF EARNINGS
                  YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                                    2001          2000          1999
                                                                 ----------    ----------    ----------
                                                                             (IN MILLIONS)
REVENUES
Universal life and investment-type product policy fee
  income .....................................................   $  1,342.3    $  1,413.3    $  1,257.5
Premiums .....................................................      1,019.9       1,175.0       1,177.1
Net investment income ........................................      2,404.3       2,751.9       2,815.1
Gain on sale of equity investee ..............................         --         1,962.0          --
Investment losses, net .......................................       (207.3)       (791.8)       (108.2)
Commissions, fees and other income ...........................      3,108.5       2,730.8       2,178.2
                                                                 ----------    ----------    ----------
      Total revenues .........................................      7,667.7       9,241.2       7,319.7
                                                                 ----------    ----------    ----------

BENEFITS AND OTHER DEDUCTIONS
Policyholders' benefits ......................................      1,886.9       2,060.3       2,048.6
Interest credited to policyholders' account balances .........        981.7       1,048.5       1,092.8
Compensation and benefits ....................................      1,221.1         809.0       1,020.1
Commissions ..................................................        742.1         779.3         528.7
Distribution plan payments ...................................        488.0         476.0         346.6
Amortization of deferred sales commissions ...................        230.8         219.7         163.9
Interest expense .............................................        102.6         116.3          93.0
Amortization of deferred policy acquisition costs ............        287.9         309.0         380.0
Capitalization of deferred policy acquisition costs ..........       (746.4)       (778.1)       (709.8)
Writedown of deferred policy acquisition costs ...............         --            --           131.7
Rent expense .................................................        156.2         120.1         113.9
Amortization of intangible assets, net .......................        178.2          65.0           4.9
Expenses related to AXA's minority interest acquisition ......         --           493.9          --
Other operating costs and expenses ...........................        845.7         936.7         795.4
                                                                 ----------    ----------    ----------
      Total benefits and other deductions ....................      6,374.8       6,655.7       6,009.8
                                                                 ----------    ----------    ----------

Earnings from continuing operations before Federal
  income taxes and minority interest .........................      1,292.9       2,585.5       1,309.9
Federal income tax expense ...................................       (316.2)       (958.3)       (332.0)
Minority interest in net income of consolidated subsidiaries .       (370.1)       (330.3)       (199.4)
                                                                 ----------    ----------    ----------

Earnings from continuing operations ..........................        606.6       1,296.9         778.5
Earnings from discontinued operations, net of Federal
    income taxes .............................................         43.9          58.6          28.1
Cumulative effect of accounting change, net of Federal
    income taxes .............................................         (3.5)         --            --
                                                                 ----------    ----------    ----------
Net Earnings .................................................   $    647.0    $  1,355.5    $    806.6
                                                                 ==========    ==========    ==========


                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY AND COMPREHENSIVE INCOME
                  YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                                  2001          2000          1999
                                                               ----------    ----------    ----------
                                                                            (IN MILLIONS)
Common stock, at par value, beginning and end of year ......   $      2.5    $      2.5    $      2.5
                                                               ----------    ----------    ----------

Capital in excess of par value, beginning of year ..........      4,723.8       3,557.2       3,110.2
(Decrease) increase in additional paid in capital in
  excess of par value ......................................        (29.2)      1,166.6         447.0
                                                               ----------    ----------    ----------
Capital in excess of par value, end of year ................      4,694.6       4,723.8       3,557.2
                                                               ----------    ----------    ----------

Retained earnings, beginning of year .......................      3,706.2       2,600.7       1,944.1
Net earnings ...............................................        647.0       1,355.5         806.6
Shareholder dividends paid .................................     (1,700.0)       (250.0)       (150.0)
                                                               ----------    ----------    ----------
Retained earnings, end of year .............................      2,653.2       3,706.2       2,600.7
                                                               ----------    ----------    ----------

Accumulated other comprehensive income (loss),
  beginning of year ........................................         12.8        (392.9)        355.8
Other comprehensive income (loss) ..........................        202.6         405.7        (748.7)
                                                               ----------    ----------    ----------
Accumulated other comprehensive income (loss), end of year .        215.4          12.8        (392.9)
                                                               ----------    ----------    ----------

TOTAL SHAREHOLDER'S EQUITY, END OF YEAR ....................   $  7,565.7    $  8,445.3    $  5,767.5
                                                               ==========    ==========    ==========

COMPREHENSIVE INCOME
Net earnings ...............................................   $    647.0    $  1,355.5    $    806.6
                                                               ----------    ----------    ----------
Change in unrealized gains (losses), net of reclassification
   adjustments .............................................        202.6         405.7        (776.9)
Minimum pension liability adjustment .......................         --            --            28.2
                                                               ----------    ----------    ----------
Other comprehensive income (loss) ..........................        202.6         405.7        (748.7)
                                                               ----------    ----------    ----------
COMPREHENSIVE INCOME .......................................   $    849.6    $  1,761.2    $     57.9
                                                               ==========    ==========    ==========












                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999



                                                                               2001          2000          1999
                                                                           -----------    ----------    -----------
                                                                                        (IN MILLIONS)

Net earnings .........................................................     $     647.0    $  1,355.5    $     806.6
Adjustments to reconcile net earnings to net cash provided
  by operating activities:
  Interest credited to policyholders' account balances ...............           981.7       1,048.5        1,092.8
  Universal life and investment-type product
    policy fee income ................................................        (1,342.3)     (1,413.3)      (1,257.5)
  Net change in broker-dealer and customer related
    receivables/payables .............................................           181.0        (422.9)        (119.9)
  Gain on sale of equity investee ....................................            --        (1,962.0)          --
  Investment losses, net .............................................           207.3         791.8          108.2
  Expenses related to AXA's minority interest acquisition ............            --           493.9           --
  Change in deferred policy acquisition costs ........................          (456.5)       (462.4)        (195.2)
  Change in future policy benefits ...................................           (15.1)       (825.6)          23.8
  Change in property and equipment ...................................          (228.5)       (321.0)        (256.3)
  Change in Federal income tax payable ...............................          (231.5)      2,100.2          134.8
  Purchase of segregated cash and securities, net ....................          (108.8)       (610.4)          --
  Other, net .........................................................           485.4         289.3           18.7
                                                                           -----------    ----------    -----------

Net cash provided by operating activities ............................           119.7          61.6          356.0
                                                                           -----------    ----------    -----------

Cash flows from investing activities:
  Maturities and repayments ..........................................         2,454.6       2,525.3        2,512.3
  Sales ..............................................................         9,285.2       8,069.2        7,729.5
  Purchases ..........................................................       (11,833.9)     (9,660.0)     (11,439.5)
  Decrease (increase) in short-term investments ......................           159.6         141.5         (182.0)
  Sale of equity investee ............................................            --         1,580.6           --
  Subsidiary acquisition .............................................            --        (1,480.0)          --
  Loans to affiliates ................................................          (400.0)         --             --
  Other, net .........................................................           (79.4)       (162.1)         (94.0)
                                                                           -----------    ----------    -----------

Net cash (used) provided by investing activities .....................          (413.9)      1,014.5       (1,473.7)
                                                                           -----------    ----------    -----------

Cash flows from financing activities: Policyholders' account balances:
    Deposits .........................................................         3,198.8       2,695.6        2,403.3
    Withdrawals and transfers to Separate Accounts ...................        (2,458.1)     (3,941.8)      (1,818.7)
  Net (decrease) increase in short-term financings ...................          (552.8)        225.2          378.2
  Additions to long-term debt ........................................           398.1            .3             .2
  Shareholder dividends paid .........................................        (1,700.0)       (250.0)        (150.0)
  Proceeds from newly issued Alliance units ..........................            --         1,600.0           --
  Other, net .........................................................           (80.8)         15.6         (183.6)
                                                                           -----------    ----------    -----------

Net cash (used) provided by financing activities .....................        (1,194.8)        344.9          629.4
                                                                           -----------    ----------    -----------

Change in cash and cash equivalents ..................................        (1,489.0)      1,421.0         (488.3)
Cash and cash equivalents, beginning of year .........................         2,116.8         695.8        1,184.1
                                                                           -----------    ----------    -----------

Cash and Cash Equivalents, End of Year ...............................     $     627.8    $  2,116.8    $     695.8
                                                                           ===========    ==========    ===========

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999
                                    CONTINUED

                                         2001       2000       1999
                                       --------   --------   --------
                                                (IN MILLIONS)
Supplemental cash flow information
  Interest Paid ..................     $   82.1   $   97.0   $   92.2
                                       ========   ========   ========
  Income Taxes Paid ..............     $  524.2   $  358.2   $  116.5
                                       ========   ========   ========



                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1)      ORGANIZATION

        The Equitable Life Assurance Society of the United States ("Equitable Life") is an indirect, wholly owned subsidiary of AXA Financial, Inc. (the "Holding Company," and collectively with its consolidated subsidiaries, "AXA Financial"). Equitable Life's insurance business is conducted principally by Equitable Life and its wholly owned life insurance subsidiary, Equitable of Colorado ("EOC"). Equitable Life's investment management business, which comprises the Investment Services segment, is principally conducted by Alliance Capital Management L.P. ("Alliance"), and, through November 3, 2000, Donaldson, Lufkin & Jenrette, Inc. ("DLJ"), an investment banking and brokerage affiliate which was sold. On September 20, 1999, as part of AXA Financial's "branding" strategic initiative, EQ Financial Consultants, Inc., a broker-dealer subsidiary of Equitable Life, was merged into a new company, AXA Advisors, LLC ("AXA Advisors"). Also, on September 21, 1999, AXA Advisors was transferred by Equitable Life to AXA Distribution Holding Corporation ("AXA Distribution"), a wholly owned indirect subsidiary of the Holding Company, for $15.3 million. The excess of the sales price over AXA Advisors' book value has been recorded in Equitable Life's books as a capital contribution. In February 2000, Equitable Life transferred AXA Network, LLC ("AXA Network") to AXA Distribution for $8.7 million. The excess of sales price over AXA Network's book value has been recorded in Equitable Life's financial statements as a capital contribution. Equitable Life continues to develop and market the "Equitable" brand of life and annuity products, while AXA Distribution's subsidiaries provide financial planning services, distribute products and manage customer relationships.

        In October 2000, Alliance acquired substantially all of the assets and liabilities of Sanford C. Bernstein Inc. ("Bernstein") for an aggregate current value of approximately $3.50 billion: $1.48 billion in cash and
        40.8 million newly issued units in Alliance ("Alliance Units"). The Holding Company provided Alliance with the cash portion of the consideration by purchasing approximately 32.6 million Alliance Units for $1.60 billion in June 2000. Equitable Life and, collectively with its consolidated subsidiaries (the "Company"), recorded a non-cash gain of $416.2 million (net of related Federal income tax of $224.1 million) related to the Holding Company's purchase of Alliance Units which is reflected as an addition to capital in excess of par value. The acquisition was accounted for under the purchase method with the results of Bernstein included in the consolidated financial statements from the acquisition date. The excess of the purchase price over the fair value of net assets acquired resulted in the recognition of goodwill and intangible assets of approximately $3.40 billion and is being amortized over an estimated overall 20 year life. In connection with the issuance of Alliance Units to former Bernstein shareholders, the Company recorded a non-cash gain of $393.5 million (net of related Federal income tax of $211.9 million) which is reflected as an addition to capital in excess of par value. The Company's consolidated economic interest in Alliance was 39.2% at December 31, 2001, and together with the Holding Company's economic interest in Alliance exceeds 50%. In 1999, Alliance reorganized into Alliance Capital Management Holding L.P. ("Alliance Holding") and Alliance. Alliance Holding's principal asset is its interest in Alliance and it functions as a holding entity through which holders of its publicly traded units own an indirect interest in Alliance, the operating partnership. The Company exchanged substantially all of its Alliance Holding units for Alliance Units.

        AXA, a French holding company for an international group of insurance and related financial services companies, has been the Holding Company's largest shareholder since 1992. In October 2000, the Board of Directors of the Holding Company, acting upon a unanimous recommendation of a special committee of independent directors, approved an agreement with AXA for the acquisition of the approximately 40% of outstanding Holding Company common stock ("Common Stock") it did not already own. Under terms of the agreement, the minority shareholders of the Holding Company would receive $35.75 in cash and 0.295 of an AXA American Depositary Receipt ("AXA ADR") (before giving effect to AXA's May 2001 four-for-one stock split and related change in ADRs' parity) for each Holding Company share. On January 2, 2001, AXA Merger Corp. ("AXA Merger"), a wholly owned subsidiary of AXA, was merged with and into the Holding Company, resulting in AXA Financial becoming a wholly owned subsidiary of AXA.

        Effective January 1, 2002, AXA Client Solutions, LLC ("AXA Client Solutions"), a wholly owned subsidiary of the Holding Company, transferred to the Holding Company all of the outstanding equity in Equitable Life and AXA Distribution. Accordingly, those two companies are now direct, wholly owned subsidiaries of the Holding Company.

2)      SIGNIFICANT ACCOUNTING POLICIES

        Basis of Presentation and Principles of Consolidation

        The preparation of the accompanying consolidated financial statements in conformity with U.S. generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions (including normal, recurring accruals) that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The accompanying consolidated financial statements reflect all adjustments (which include only normal recurring adjustments) necessary in the opinion of management to present fairly the consolidated financial position of the Company and its consolidated results of operations and cash flows for the periods presented.

        The accompanying consolidated financial statements include the accounts of Equitable Life and its subsidiary engaged in insurance related businesses (collectively, the "Insurance Group"); other subsidiaries, principally Alliance; and those partnerships and joint ventures in which Equitable Life or its subsidiaries has control and a majority economic interest. The Company's investment in DLJ, which was sold in November 2000, was reported on the equity basis of accounting.

        All significant intercompany transactions and balances except those with discontinued operations (see Note 8) have been eliminated in consolidation. The years "2001," "2000" and "1999" refer to the years ended December 31, 2001, 2000 and 1999, respectively. Certain reclassifications have been made in the amounts presented for prior periods to conform those periods with the current presentation.

        Closed Block

        When it demutualized on July 22, 1992, Equitable Life established a Closed Block for the benefit of certain individual participating policies which were in force on that date. The assets allocated to the Closed Block, together with anticipated revenues from policies included in the Closed Block, were reasonably expected to be sufficient to support such business, including provision for the payment of claims, certain expenses and taxes, and for continuation of dividend scales payable in 1991, assuming the experience underlying such scales continues.

        Assets allocated to the Closed Block inure solely to the benefit of the Closed Block policyholders and will not revert to the benefit of the Holding Company. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of Equitable Life's General Account, any of its Separate Accounts or any affiliate of Equitable Life without the approval of the New York Superintendent of Insurance (the "Superintendent"). Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account. The excess of Closed Block liabilities over Closed Block assets represents the expected future post-tax contribution from the Closed Block which would be recognized in income over the period the policies and contracts in the Closed Block remain in force.

        Discontinued Operations

        In 1991, management discontinued the business of certain pension operations ("Discontinued Operations"). Discontinued Operations at December 31, 2001 principally consists of the Group Non-Participating Wind-Up Annuities ("Wind-Up Annuities"), for which a premium deficiency reserve has been established. Management reviews the adequacy of the allowance for future losses each quarter and makes adjustments when necessary. Management believes the allowance for future losses at December 31, 2001 is adequate to provide for all future losses; however, the quarterly allowance review continues to involve numerous estimates and subjective judgments regarding the expected performance of invested assets ("Discontinued Operations Investment Assets") held by Discontinued Operations. There can be no assurance the losses provided for will not differ from the losses ultimately realized. To the extent actual results or future projections of the discontinued operations differ from management's current best estimates and assumptions underlying the allowance for future losses, the difference would be reflected in the consolidated statements of earnings in discontinued operations. In particular, to the extent income, sales proceeds and holding periods for equity real estate differ from management's previous assumptions, periodic adjustments to the allowance are likely to result (see Note 8).

        New Accounting Pronouncements

        On January 1, 2001, the Company adopted Statement of Financial Accounting Standards ("SFAS") No. 133, as amended, that established new accounting and reporting standards for all derivative instruments, including certain derivatives embedded in other contracts, and for hedging activities. Free-standing derivative instruments maintained by the Company at January 1, 2001 included interest rate caps, floors and collars intended to hedge crediting rates on interest-sensitive individual annuity contracts and certain reinsurance contracts. Based upon guidance from the Financial Accounting Standards Board ("FASB") and the Derivatives Implementation Group ("DIG"), caps, floors and collars could not be designated in a qualifying hedging relationship under SFAS No. 133 and, consequently, require mark-to-market accounting through earnings for changes in their fair values beginning January 1, 2001. In accordance with the transition provisions of SFAS No. 133, the Company recorded a cumulative-effect-type charge to earnings of $3.5 million to recognize the difference between the carrying values and fair values of free standing derivative instruments at January 1, 2001. With respect to adoption of the requirements on embedded derivatives, the Company elected a January 1, 1999 transition date, thereby effectively "grandfathering" existing accounting for derivatives embedded in hybrid instruments acquired, issued, or substantively modified before that date. As a consequence of this election, coupled with interpretive guidance from the FASB and the DIG with respect to issues specifically related to insurance contracts and features, adoption of the new requirements for embedded derivatives had no material impact on the Company's results of operation or its financial position. Upon its adoption of SFAS No. 133, the Company reclassified $256.7 million of held-to-maturity securities as available-for-sale. This reclassification resulted in an after-tax cumulative-effect-type adjustment of $8.9 million in other comprehensive income, representing the after-tax unrealized gain on these securities at January 1, 2001.

        The Company adopted the American Institute of Certified Public Accountants ("AICPA") Statement of Position ("SOP") 00-3, which established new accounting and reporting standards for demutualizations, prospectively as of January 1, 2001 with no financial impact upon initial implementation. Prior period reclassifications have been made to include Closed Block assets, liabilities, revenues and expenses on a line-by-line basis as required by SOP 00-3.

        SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" provides the accounting and reporting rules for sales, securitizations, servicing of receivables and other financial assets, for secured borrowings and collateral transactions and extinguishments of liabilities. SFAS No. 140 emphasizes the legal form of the transfer rather than the previous accounting that was based upon the risks and rewards of ownership. SFAS No. 140 is effective for transfers after March 31, 2001 and is principally applied prospectively. During 2001, no significant transactions were impacted by SFAS No. 140.

        In June 2001, the FASB issued SFAS No. 141, "Business Combinations," SFAS No. 142, "Goodwill and Other Intangible Assets," and SFAS No. 144, "Accounting for the Impairment or Disposal of Long-lived Assets". SFAS No. 141 requires all business combinations initiated after June 30, 2001 to be accounted for using only the purchase method. Under SFAS No. 142, goodwill and intangible assets deemed to have indefinite lives will no longer be amortized but will be tested for impairment. Other intangible assets will continue to be amortized over their useful lives and periodically tested for recoverability. Adoption of SFAS No. 142 is required as of January 1, 2002, at which time the amortization of goodwill ceases. Amortization of goodwill and other intangible assets for 2001 was approximately $95.9 million, net of minority interest of $82.3 million, of which $84.7 million, net of minority interest of $72.4 million, related to goodwill. Impairment losses for goodwill and indefinite-lived intangible assets that result from initial application of SFAS No. 142 will be reported as the cumulative effect of a change in accounting principle. Management's preliminary analysis suggests that no impairment of goodwill should result upon adoption of SFAS No. 142. Management will be formally assessing the impairment aspect of implementation of SFAS No. 142 during 2002. SFAS No. 144, effective beginning in first quarter 2002, retains many of the fundamental recognition and measurement provisions previously required by SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets to be Disposed of", except for the removal of goodwill from its scope and inclusion of specific guidance on cash flow recoverability testing and the criteria that must be met to classify a long-lived asset as held-for-sale. SFAS No. 144 will have no effect on the net earnings of the Company upon its adoption on January 1, 2002.

        Investments

        The carrying values of fixed maturities identified as available for sale are reported at estimated fair value. Changes in estimated fair value are reported in comprehensive income. Those fixed maturities which the Company has both the ability and the intent to hold to maturity are stated principally at amortized cost. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary.

        Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. Valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or on its collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the collateral value measurement method is used.

        Impaired mortgage loans without provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

        Real estate, including real estate acquired in satisfaction of debt, is stated at depreciated cost less valuation allowances. At the date of foreclosure (including in-substance foreclosure), real estate acquired in satisfaction of debt is valued at estimated fair value. Impaired real estate is written down to fair value with the impairment loss being included in investment gains (losses), net. Valuation allowances on real estate held for sale are computed using the lower of depreciated cost or current estimated fair value, net of disposition costs. Depreciation is discontinued on real estate held for sale.

        Depreciation of real estate held for production of income is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years.

        Valuation allowances are netted against the asset categories to which they apply.

        Policy loans are stated at unpaid principal balances.

        Partnerships and joint venture interests in which the Company has control and a majority economic interest (that is, greater than 50% of the economic return generated by the entity) are consolidated; those in which the Company does not have control and a majority economic interest are reported on the equity basis of accounting and are included either with equity real estate or other equity investments, as appropriate.

        Equity securities includes common stock classified as both trading and available for sale securities and non-redeemable preferred stock; they are carried at estimated fair value and are included in other equity investments.

        Short-term investments are stated at amortized cost which approximates fair value and are included with other invested assets.

        Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

        All securities owned as well as United States government and agency securities, mortgage-backed securities, futures and forwards transactions are recorded in the consolidated financial statements on a trade date basis.

        Net Investment Income, Investment Gains (Losses), Net and Unrealized Investment Gains (Losses)

        Net investment income and realized investment gains (losses), net ("investment results") related to certain participating group annuity contracts which are passed through to the contractholders are offset in amounts reflected as interest credited to policyholders' account balances.

        Realized investment gains (losses) are determined by identification with the specific asset and are presented as a component of revenue. Changes in the valuation allowances are included in investment gains or losses.

        Realized and unrealized holding gains (losses) on trading securities are reflected in net investment income.

        Unrealized investment gains and losses on fixed maturities and equity securities available for sale held by the Company are accounted for as a separate component of accumulated comprehensive income, net of related deferred Federal income taxes, amounts attributable to Discontinued Operations, Closed Block policyholders dividend obligation, participating group annuity contracts and deferred policy acquisition costs ("DAC") related to universal life and investment-type products and participating traditional life contracts.

        Recognition of Insurance Income and Related Expenses

        Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

        Premiums from participating and non-participating traditional life and annuity policies with life contingencies generally are recognized as income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

        For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as income when due with any excess profit deferred and recognized in income in a constant relationship to insurance in force or, for annuities, the amount of expected future benefit payments.

        Premiums from individual health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

        Deferred Policy Acquisition Costs

        Acquisition costs, including commissions, underwriting, agency and policy issue expenses, all of which vary with and primarily are related to new business, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

        For universal life products and investment-type products, DAC is amortized over the expected total life of the contract group as a constant percentage of estimated gross profits arising principally from investment results, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. The effect on the amortization of DAC of revisions to estimated gross profits is reflected in earnings in the period such estimated gross profits are revised. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to accumulated comprehensive income in consolidated shareholder's equity as of the balance sheet date.

        For participating traditional life policies (substantially all of which are in the Closed Block), DAC is amortized over the expected total life of the contract group as a constant percentage based on the present value of the estimated gross margin amounts expected to be realized over the life of the contracts using the expected investment yield. At December 31, 2001, the expected investment yield, excluding policy loans, was 8.0% over a 40 year period. Estimated gross margin includes anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. The effect on the amortization of DAC of revisions to estimated gross margins is reflected in earnings in the period such estimated gross margins are revised. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to accumulated comprehensive income in consolidated shareholder's equity as of the balance sheet date.

        For non-participating traditional life policies, DAC is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy.

        In second quarter 1999, management completed a study of the cash flows and liability characteristics of its insurance product lines as compared to the expected cash flows of the underlying assets. That analysis reflected an assessment of the potential impact on future operating cash flows from current economic conditions and trends, including rising interest rates and securities market volatility and the impact of increasing competitiveness within the insurance marketplace (evidenced, for example, by the proliferation of bonus annuity products) on in force business. The review indicated that changes to the then-current invested asset allocation strategy were required to reposition assets with greater price volatility away from products with demand liquidity characteristics to support those products with lower liquidity needs. To implement these findings, the existing investment portfolio was reallocated, and prospective investment allocation targets were revised. The reallocation of the assets impacted investment results by product, thereby impacting the future gross margin estimates utilized in the amortization of DAC for universal life and investment-type products. The revisions to estimated future gross profits resulted in an after-tax writedown of DAC of $85.6 million (net of a Federal income tax benefit of $46.1 million) in 1999.

        Policyholders' Account Balances and Future Policy Benefits

        Policyholders' account balances for universal life and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

        Equitable Life issues certain variable annuity products with a guaranteed minimum death benefit ("GMDB") feature. Equitable Life also issues certain variable annuity products that contain a guaranteed minimum income benefit ("GMIB") feature which, if elected by the policyholder upon annuitization after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity that may be in excess of what the contract account value can purchase at current annuity purchase rates. Equitable Life bears the risk that a protracted significant downturn in the financial markets could result in GMDB and GMIB benefits being higher than what accumulated policyholder account balances would support. Equitable Life partially reinsures its exposure to the GMDB liability and reinsures approximately 80.0% of its liability exposure resulting from the GMIB feature. GAAP prohibits the recording of reserves for the potential benefit payments resulting from these features.

        For participating traditional life policies, future policy benefit liabilities are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Terminal dividends are accrued in proportion to gross margins over the life of the contract.

        For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Insurance Group's experience which, together with interest and expense assumptions, includes a margin for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC is written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 2.25% to 10.9% for life insurance liabilities and from 2.25% to 8.37% for annuity liabilities.

        Individual health benefit liabilities for active lives are estimated using the net level premium method and assumptions as to future morbidity, withdrawals and interest. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. While management believes its disability income ("DI") reserves have been calculated on a reasonable basis and are adequate, there can be no assurance reserves will be sufficient to provide for future liabilities.

        Claim reserves and associated liabilities net of reinsurance ceded for individual DI and major medical policies were $104.2 million and $120.3 million at December 31, 2001 and 2000, respectively. At December

        31, 2001 and 2000, respectively, $1,101.8 million and $1,046.5 million of DI reserves and associated liabilities were ceded through an indemnity reinsurance agreement principally with a single reinsurer (see
        Note 11). Incurred benefits (benefits paid plus changes in claim reserves) and benefits paid for individual DI and major medical policies are summarized as follows:

                                                        2001       2000       1999
                                                      -------    --------   --------
                                                              (IN MILLIONS)
        Incurred benefits related to current year     $  44.0    $   56.1   $  150.7
        Incurred benefits related to prior years.       (10.6)       15.0       64.7
                                                      -------    --------   --------
        Total Incurred Benefits .................     $  33.4    $   71.1   $  215.4
                                                      =======    ========   ========

        Benefits paid related to current year ...     $  10.7    $   14.8   $   28.9
        Benefits paid related to prior years ....        38.8       106.0      189.8
                                                      -------    --------   --------
        Total Benefits Paid .....................     $  49.5    $  120.8   $  218.7
                                                      =======    ========   ========

        Policyholders' Dividends

        The amount of policyholders' dividends to be paid (including dividends on policies included in the Closed Block) is determined annually by Equitable Life's board of directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by Equitable Life.

        At December 31, 2001, participating policies, including those in the Closed Block, represent approximately 19.0% ($38.5 billion) of directly written life insurance in force, net of amounts ceded.

        Separate Accounts

        Separate Accounts established under New York State Insurance Law generally are not chargeable with liabilities that arise from any other business of the Insurance Group. Separate Accounts assets are subject to General Account claims only to the extent Separate Accounts assets exceed Separate Accounts liabilities.

        Assets and liabilities of the Separate Accounts represent the net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders, and for which the Insurance Group does not bear the investment risk. They are shown as separate lines in the consolidated balance sheets. The Insurance Group bears the investment risk on assets held in one Separate Account; therefore, such assets are carried on the same basis as similar assets held in the General Account portfolio. Assets held in the other Separate Accounts are carried at quoted market values or, where quoted values are not available, at estimated fair values as determined by the Insurance Group.

        The investment results of Separate Accounts on which the Insurance Group does not bear the investment risk are reflected directly in Separate Accounts liabilities and are not reported in revenues in the consolidated statements of earnings. For 2001, 2000 and 1999, investment results of such Separate Accounts were (losses) gains of $(2,214.4) million, $8,051.7 million and $6,045.5 million, respectively.

        Deposits to Separate Accounts are reported as increases in Separate Accounts liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all Separate Accounts are included in revenues.

        Recognition of Investment Management Revenues and Related Expenses

        Commissions, fees and other income principally include investment management advisory and service fees. Investment management advisory and service fees are recorded as revenue as the related services are performed. Certain investment advisory contracts provide for a performance fee, in addition to or in lieu of a base fee, that is calculated as a percentage of the related investment results in excess of a stated benchmark over a specified period of time. Performance fees are recorded as revenue at the end of the measurement period. Transaction charges earned and related expenses are recorded on a trade date basis. Distribution revenues and shareholder servicing fees are accrued as earned.

        Institutional research services revenue consists of brokerage transaction charges and underwriting syndicate revenues related to services provided to institutional investors. Brokerage transaction charges earned and related expenses are recorded on a trade date basis. Syndicate participation and underwriting revenues include gains, losses and fees, net of syndicate expenses, arising from securities offerings in which Sanford C. Bernstein & Co., LLC ("SCB"), a wholly owned subsidiary of Alliance, acts as an underwriter or agent. Syndicate participation and underwriting revenues are recorded on the offering date.

        Sales commissions paid to financial intermediaries in connection with the sale of shares of open-end Alliance mutual funds sold without a front-end sales charge are capitalized and amortized over periods not exceeding five and one-half years, the period of time during which deferred sales commissions are expected to be recovered from distribution plan payments received from those funds and from contingent deferred sales charges received from shareholders of those funds upon the redemption of their shares. Contingent deferred sales charges reduce unamortized deferred sales commissions when received. At December 31, 2001 and 2000, respectively, deferred sales commissions totaled $648.2 million and $715.7 million and are included within Other assets.

        Other Accounting Policies

        In accordance with regulations of the Securities and Exchange Commission ("SEC"), securities with a fair value of $1.42 billion have been segregated in a special reserve bank custody account at December 31, 2001 for the exclusive benefit of securities broker dealer or brokerage customers under Rule 15c3-3 under the Securities Exchange Act of 1934, as amended.

        Intangible assets consist principally of goodwill resulting from acquisitions and costs assigned to contracts of businesses acquired. Goodwill is being amortized on a straight-line basis over estimated useful lives ranging from twenty to forty years. Costs assigned to investment contracts of businesses acquired are being amortized on a straight-line basis over estimated useful lives of twenty years. Impairment of intangible assets is evaluated by comparing the undiscounted cash flows expected to be realized from those intangible assets to their recorded values, pursuant to SFAS No. 121. If the expected future cash flows are less than the carrying value of intangible assets, an impairment loss is recognized for the difference between the carrying amount and the estimated fair value of those intangible assets.

        Capitalized internal-use software is amortized on a straight-line basis over the estimated useful life of the software.

        The Holding Company and its consolidated subsidiaries, including the Company, file a consolidated Federal income tax return. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

        Minority interest subject to redemption rights represents the 40.8 million private Alliance Units issued to former Bernstein shareholders in connection with Alliance's acquisition of Bernstein. The Holding Company has agreed to provide liquidity to these former Bernstein shareholders after a two-year lock-out period ending October 2002 by allowing the 40.8 million Alliance Units to be sold to the Holding Company at the prevailing market price over the subsequent eight years but generally not more than 20% of such Units in any one annual period.

        The Company accounts for its stock option plans in accordance with the provisions of Accounting Principles Board Opinion ("APB") No. 25, "Accounting for Stock Issued to Employees," and related interpretations. In accordance with the opinion, stock option awards result in compensation expense only if the current market price of the underlying stock exceeds the option strike price at the grant date. See Note 20 for the pro forma disclosures required by SFAS No. 123, "Accounting for Stock-Based Compensation".

3)      INVESTMENTS

        The following tables provide additional information relating to fixed maturities and equity securities:

                                                                   GROSS       GROSS
                                                     AMORTIZED   UNREALIZED  UNREALIZED   ESTIMATED
                                                       COST        GAINS      LOSSES     FAIR VALUE
                                                    -----------   --------   --------    -----------
                                                                      (IN MILLIONS)
        DECEMBER 31, 2001
        Fixed Maturities:
          Available for Sale:
            Corporate .........................     $  18,582.9   $  663.5   $  291.7   $  18,954.7
            Mortgage-backed ...................         2,428.7       39.1        5.5       2,462.3
            U.S. Treasury, government and
              agency securities ...............         1,113.5       62.3        1.5       1,174.3
            States and political subdivisions .           138.9        6.8        1.3         144.4
            Foreign governments ...............           143.1       15.6        1.0         157.7
            Redeemable preferred stock ........           379.6       16.5       23.6         372.5
                                                    -----------   --------   --------   -----------
        Total Available for Sale ..............     $  22,786.7   $  803.8   $  324.6   $  23,265.9
                                                    ===========   ========   ========   ===========

        Equity Securities:
          Available for sale ..................     $      54.9   $    5.8   $    1.6   $      59.1
          Trading securities ..................             4.9         .9        3.4           2.4
                                                    -----------   --------   --------   -----------
        Total Equity Securities ...............     $      59.8   $    6.7   $    5.0   $      61.5
                                                    ===========   ========   ========   ===========


        December 31, 2000
        Fixed Maturities:
          Available for Sale:
            Corporate .........................     $  16,447.6   $  328.1   $  363.8   $  16,411.9
            Mortgage-backed ...................         2,304.5       20.2        7.8       2,316.9
            U.S. Treasury, government and
              agency securities ...............         1,226.4       51.3         .4       1,277.3
            States and political subdivisions .           125.4        4.8        1.1         129.1
            Foreign governments ...............           191.4       17.8        5.3         203.9
            Redeemable preferred stock ........           315.7       13.5        8.9         320.3
                                                    -----------   --------   --------   -----------
        Total Available for Sale ..............     $  20,611.0   $  435.7   $  387.3   $  20,659.4
                                                    ===========   ========   ========   ===========

          Held to Maturity:  Corporate ........     $     204.6   $    6.0   $     .1   $     210.5
                                                    ===========   ========   ========   ===========

        Equity Securities:
          Available for sale ..................     $      31.4   $    2.2   $    4.6   $      29.0
          Trading securities ..................         1,607.1        2.5       46.3       1,563.3
                                                    -----------   --------   --------   -----------
        Total Equity Securities ...............     $   1,638.5   $    4.7   $   50.9   $   1,592.3
                                                    ===========   ========   ========   ===========


        For publicly-traded fixed maturities and equity securities, estimated fair value is determined using quoted market prices. For fixed maturities without a readily ascertainable market value, the Company determines estimated fair values using a discounted cash flow approach, including provisions for credit risk, generally based on the assumption such securities will be held to maturity. Such estimated fair values do not necessarily represent the values for which these securities could have been sold at the dates of the consolidated balance sheets. At December 31, 2001 and 2000, securities without a readily ascertainable market value having an amortized cost of $5,368.3 million and $5,079.7 million, respectively, had estimated fair values of $5,453.8 million and $5,093.3 million, respectively.

        The contractual maturity of bonds at December 31, 2001 is shown below:

                                                                                        AVAILABLE FOR SALE
                                                                                 -------------------------------
                                                                                   AMORTIZED          ESTIMATED
                                                                                     COST             FAIR VALUE
                                                                                 ------------       ------------
                                                                                           (IN MILLIONS)
        Due in one year or less................................................  $      369.0       $      371.3
        Due in years two through five..........................................       4,844.7            4,993.8
        Due in years six through ten...........................................       8,263.3            8,422.1
        Due after ten years....................................................       6,501.4            6,643.9
        Mortgage-backed securities.............................................       2,428.7            2,462.3
                                                                                 ------------       ------------
        Total..................................................................  $   22,407.1       $   22,893.4
                                                                                 ============       ============


        Bonds not due at a single maturity date have been included in the above table in the year of final maturity. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

        The Insurance Group's fixed maturity investment portfolio includes corporate high yield securities consisting of public high yield bonds, redeemable preferred stocks and directly negotiated debt in leveraged buyout transactions. The Insurance Group seeks to minimize the higher than normal credit risks associated with such securities by monitoring concentrations in any single issuer or a particular industry group. Certain of these corporate high yield securities are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa or National Association of Insurance Commissioners ("NAIC") designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 2001, approximately 7.9% of the $22,407.1 million aggregate amortized cost of bonds held by the Company was considered to be other than investment grade.

        The Insurance Group holds equity in limited partnership interests which primarily invest in securities considered to be other than investment grade. The carrying values at December 31, 2001 and 2000 were $695.2 million and $834.7 million, respectively.

        At December 31, 2001, the carrying value of fixed maturities which are non-income producing for the twelve months preceding the consolidated balance sheet date was $170.1 million.

        The payment terms of mortgage loans on real estate may from time to time be restructured or modified. The investment in restructured mortgage loans on real estate, based on amortized cost, amounted to $31.5 million and $116.9 million at December 31, 2001 and 2000, respectively. Gross interest income on these loans included in net investment income aggregated $3.2 million, $9.7 million and $10.3 million in 2001, 2000 and 1999, respectively. Gross interest income on restructured mortgage loans on real estate that would have been recorded in accordance with the original terms of such loans amounted to $4.2 million, $11.0 million and $11.7 million in 2001, 2000 and 1999, respectively.

        Impaired mortgage loans along with the related investment valuation allowances for losses follow:


                                                                                         DECEMBER 31,
                                                                             --------------       --------------
                                                                                   2001                 2000
                                                                             --------------       --------------
                                                                                         (IN MILLIONS)
        Impaired mortgage loans with investment valuation allowances.......  $        114.2       $        170.9
        Impaired mortgage loans without investment valuation allowances....            30.6                  5.8
                                                                             --------------       --------------
        Recorded investment in impaired mortgage loans.....................           144.8                176.7
        Investment valuation allowances....................................           (19.2)               (45.7)
                                                                             --------------       --------------
        Net Impaired Mortgage Loans........................................  $        125.6       $        131.0
                                                                             ==============       ==============

        During 2001, 2000 and 1999, respectively, the Company's average recorded investment in impaired mortgage loans was $141.7 million, $169.8 million and $178.8 million. Interest income recognized on these impaired mortgage loans totaled $7.2 million, $12.4 million and $15.3 million ($.4 million, $.5 million and $.3 million recognized on a cash basis) for 2001, 2000 and 1999, respectively.

        The Insurance Group's investment in equity real estate is through direct ownership and through investments in real estate joint ventures. At December 31, 2001 and 2000, the carrying value of equity real estate held for sale amounted to $216.6 million and $587.0 million, respectively. For 2001, 2000 and 1999, respectively, real estate of $64.8 million, $21.6 million and $20.5 million was acquired in satisfaction of debt. At December 31, 2001 and 2000, the Company owned $376.5 million and $364.2 million, respectively, of real estate acquired in satisfaction of debt of which $11.1 million and $21.3 million, respectively, are held as real estate joint ventures.

        Accumulated depreciation on real estate was $160.3 million and $209.9 million at December 31, 2001 and 2000, respectively. Depreciation expense on real estate totaled $16.1 million, $21.7 million and $22.5 million for 2001, 2000 and 1999, respectively.

        Investment valuation allowances for mortgage loans and equity real estate and changes thereto follow:


                                                                          2001               2000                1999
                                                                     -------------       ------------       ------------
                                                                                         (IN MILLIONS)
                Balances, beginning of year........................  $       126.2       $      177.9       $      257.2
                Additions charged to income........................           40.0               68.2               83.1
                Deductions for writedowns and
                  asset dispositions...............................          (78.6)            (119.9)            (162.4)
                                                                     -------------       ------------       ------------
                Balances, End of Year..............................  $        87.6       $      126.2       $      177.9
                                                                     =============       ============       ============

                Balances, end of year comprise:
                  Mortgage loans on real estate....................  $        19.3       $       50.5       $       32.1
                  Equity real estate...............................           68.3               75.7              145.8
                                                                     -------------       ------------       ------------
                Total..............................................  $        87.6       $      126.2       $      177.9
                                                                     =============       ============       ============

4)      JOINT VENTURES AND PARTNERSHIPS

        Included in equity real estate or other equity investments, as appropriate, is the Company's interest in real estate joint ventures and in limited partnership interests accounted for under the equity method with a total carrying value of $883.9 million and $1,037.2 million, respectively, at December 31, 2001 and 2000. The Company's total equity in net (losses) earnings for these real estate joint ventures and limited partnership interests was $(37.4) million, $242.2 million and $89.1 million, respectively, for 2001, 2000 and 1999.

        Summarized below is the combined financial information only for those real estate joint ventures and for those limited partnership interests accounted for under the equity method in which the Company has an investment of $10.0 million or greater and an equity interest of 10% or greater (10 and 14 individual ventures at December 31, 2001 and 2000, respectively) and the Company's carrying value and equity in net (losses) earnings for those real estate joint ventures and limited partnership interests:


                                                                              DECEMBER 31,
                                                                          --------   --------
                                                                            2001       2000
                                                                          --------   --------
                                                                             (IN MILLIONS)
        BALANCE SHEETS
        Investments in real estate, at depreciated cost .............     $  570.5   $  657.7
        Investments in securities, generally at estimated fair value         255.7      226.6
        Cash and cash equivalents ...................................         23.7       34.5
        Other assets ................................................         39.4       63.5
                                                                          --------   --------
        Total Assets ................................................     $  889.3   $  982.3
                                                                          ========   ========

        Borrowed funds - third party ................................     $  269.6   $   53.8
        Borrowed funds - the Company ................................         --         12.9
        Other liabilities ...........................................         20.3       22.5
                                                                          --------   --------
        Total liabilities ...........................................        289.9       89.2
                                                                          --------   --------

        Partners' capital ...........................................        599.4      893.1
                                                                          --------   --------
        Total Liabilities and Partners' Capital .....................     $  889.3   $  982.3
                                                                          ========   ========

        The Company's carrying value in these entities included above     $  188.2   $  214.6
                                                                          ========   ========



                                                              2001       2000        1999
                                                            -------    --------    --------
                                                                     (IN MILLIONS)

        STATEMENTS OF EARNINGS
        Revenues of real estate joint ventures ........     $  95.6    $  147.6    $  180.5
        Revenues of other limited partnership interests        29.8        16.5        85.0
        Interest expense - third party ................       (11.5)      (17.0)      (26.6)
        Interest expense - the Company ................         (.7)       (2.0)       (2.5)
        Other expenses ................................       (58.2)      (88.0)     (133.0)
                                                            -------    --------    --------
        Net Earnings ..................................     $  55.0    $   57.1    $  103.4
                                                            =======    ========    ========

        The Company's equity in net earnings of these
          entities included above .....................     $  13.2    $   17.8    $    9.5
                                                            =======    ========    ========

5)      NET INVESTMENT INCOME AND INVESTMENT GAINS (LOSSES)

        The sources of net investment income follows:

                                             2001          2000          1999
                                          ----------    ----------    ----------
                                                      (IN MILLIONS)
        Fixed maturities ............     $  1,662.4    $  1,761.8    $  1,811.8
        Mortgage loans on real estate          361.6         387.1         398.7
        Equity real estate ..........          166.2         207.2         271.5
        Other equity investments ....          (50.4)        138.2         168.4
        Policy loans ................          268.2         258.3         246.8
        Other investment income .....          213.4         208.2         166.4
                                          ----------    ----------    ----------

          Gross investment income ...        2,621.4       2,960.8       3,063.6
          Investment expenses .......         (217.1)       (208.9)       (248.5)
                                          ----------    ----------    ----------

        Net Investment Income .......     $  2,404.3    $  2,751.9    $  2,815.1
                                          ==========    ==========    ==========

        Investment (losses) gains including changes in the valuation allowances follow:

                                                     2001        2000        1999
                                                   --------    --------    --------
                                                             (IN MILLIONS)

        Fixed maturities .....................     $ (225.2)   $ (795.0)   $ (294.9)
        Mortgage loans on real estate ........        (11.4)      (18.0)       (1.9)
        Equity real estate ...................         34.5         1.6       (15.8)
        Other equity investments .............        (13.0)      (23.4)       92.9
        Issuance and sales of Alliance Units .         (2.3)        3.9         5.5
        Issuance and sales of DLJ common stock         --          38.8       106.0
        Other ................................         10.1          .3        --
                                                   --------    --------    --------
         Investment Losses, Net ..............     $ (207.3)   $ (791.8)   $ (108.2)
                                                   ========    ========    ========



        Writedowns of fixed maturities amounted to $287.5 million, $635.5 million and $226.5 million for 2001, 2000 and 1999, respectively, including $499.2 million in fourth quarter 2000.

        For 2001, 2000 and 1999, respectively, proceeds received on sales of fixed maturities classified as available for sale amounted to $7,372.3 million, $7,685.5 million and $7,782.7 million. Gross gains of $156.2 million, $79.7 million and $76.2 million and gross losses of $115.9 million, $220.9 million and $220.2 million, respectively, were realized on these sales. The change in unrealized investment gains (losses) related to fixed maturities classified as available for sale for 2001, 2000 and 1999 amounted to $429.5 million, $954.5 million and $(1,668.8)
        million, respectively.

        In conjunction with the sale of DLJ in 2000, the Company received 11.4 million shares in Credit Suisse Group ("CSG") common stock, 2.8 million shares of which were immediately repurchased by CSG at closing. The CSG shares were designated as trading account securities. The $1.56 billion carrying value of CSG shares that were held by the Company at December 31, 2000 were sold in January 2001. Net investment income included realized gains of $27.1 million in 2001 and included unrealized holding losses of $43.3 million in 2000 on the CSG shares.

        On January 1, 1999, investments in publicly-traded common equity securities in the General Account portfolio within other equity investments amounting to $102.3 million were transferred from available for sale securities to trading securities. As a result of this transfer, unrealized investment gains of $83.3 million ($43.2 million net of related DAC and Federal income taxes) were recognized as realized investment gains in the consolidated statements of earnings. In 2001 and 2000, respectively, net unrealized holding gains (losses) on trading account equity securities of $25.0 million and $(42.2) million were included in net investment income in the consolidated statements of earnings. These trading securities had a carrying value of $2.4 million and $1,563.3 million and costs of $4.9 million and $1,607.1 million at December 31, 2001 and 2000, respectively.

        For 2001, 2000 and 1999, investment results passed through to certain participating group annuity contracts as interest credited to policyholders' account balances amounted to $96.7 million, $110.6 million and $131.5 million, respectively.

        Net unrealized investment gains (losses) included in the consolidated balance sheets as a component of accumulated comprehensive income and the changes for the corresponding years, including Discontinued Operations on a line-by-line basis, follow:


                                                                  2001        2000        1999
                                                                --------    --------    ----------
                                                                         (IN MILLIONS)

        Balance, beginning of year ........................     $   12.9    $ (392.8)   $    384.1
        Changes in unrealized investment (losses) gains ...        436.0       979.7      (1,821.3)
        Changes in unrealized investment losses (gains)
          attributable to:
            Participating group annuity contracts,
              Closed Block policyholder dividend obligation
              and other ...................................        (48.6)      (18.3)         25.0
            DAC ...........................................        (71.6)     (262.1)        493.1
            Deferred Federal income taxes .................       (113.2)     (293.6)        526.3
                                                                --------    --------    ----------
        Balance, End of Year ..............................     $  215.5    $   12.9    $   (392.8)
                                                                ========    ========    ==========

        Balance, end of year comprises:
          Unrealized investment gains (losses) on:
            Fixed maturities ..............................     $  496.0    $   65.9    $   (904.6)
            Other equity investments ......................          4.3        (2.3)        (22.2)
            Other .........................................         (1.9)       (1.2)          9.4
                                                                --------    --------    ----------
              Total .......................................        498.4        62.4        (917.4)
          Amounts of unrealized investment (losses) gains
            attributable to:
            Participating group annuity contracts,
              Closed Block policyholder dividend obligation
              and other ...................................        (63.9)      (15.3)          3.0
              DAC .........................................        (99.9)      (28.3)        233.8
              Deferred Federal income taxes ...............       (119.1)       (5.9)        287.8
                                                                --------    --------    ----------
        Total .............................................     $  215.5    $   12.9    $   (392.8)
                                                                ========    ========    ==========


        Changes in unrealized gains (losses) reflect changes in fair value of only those fixed maturities and equity securities classified as available for sale and do not reflect any changes in fair value of policyholders' account balances and future policy benefits.

6)      ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

        Accumulated other comprehensive income (loss) represents cumulative gains and losses on items that are not reflected in earnings. The balances for the past three years follow:

                                                                               2001         2000         1999
                                                                            ---------    ---------    ----------
                                                                                       (IN MILLIONS)

        Unrealized gains (losses) on investments .......................    $   215.5    $    12.9    $   (392.8)
        Minimum pension liability ......................................          (.1)         (.1)          (.1)
                                                                            ---------    ---------    ----------
        Total Accumulated Other

          Comprehensive Income (Loss) ..................................    $   215.4    $    12.8    $   (392.9)
                                                                            =========    =========    ==========




        The components of other comprehensive income (loss) for the past three years follow:

                                                                               2001         2000         1999
                                                                            ---------    ---------    ----------
                                                                                       (IN MILLIONS)
        Net unrealized gains (losses) on investments:
          Net unrealized gains (losses) arising during
            the period ..................................................   $   525.2    $   191.0    $ (1,625.6)
          (Gains) losses reclassified into net earnings
            during the period ...........................................       (89.2)       788.7        (195.7)
                                                                            ---------    ---------    ----------
        Net unrealized gains (losses) on investments ....................       436.0        979.7      (1,821.3)
        Adjustments for policyholders liabilities,
            DAC and deferred Federal income taxes .......................      (233.4)      (574.0)      1,044.4
                                                                            ---------    ---------    ----------

        Change in unrealized gains (losses), net of
            adjustments .................................................       202.6        405.7        (776.9)
        Change in minimum pension liability .............................        --           --            28.2
                                                                            ---------    ---------    ----------

        Total Other Comprehensive Income (Loss) .........................   $   202.6    $   405.7    $   (748.7)
                                                                            =========    =========    ==========

7)      CLOSED BLOCK

        The excess of Closed Block liabilities over Closed Block assets (adjusted to exclude the impact of related amounts in accumulated other comprehensive income) represents the expected maximum future post-tax earnings from the Closed Block which would be recognized in income from continuing operations over the period the policies and contracts in the Closed Block remain in force. As of January 1, 2001, the Company has developed an actuarial calculation of the expected timing of the Closed Block earnings.

        If the actual cumulative earnings from the Closed Block are greater than the expected cumulative earnings, only the expected earnings will be recognized in net income. Actual cumulative earnings in excess of expected cumulative earnings at any point in time are recorded as a policyholder dividend obligation because they will ultimately be paid to Closed Block policyholders as an additional policyholder dividend unless offset by future performance that is less favorable than originally expected. If a policyholder dividend obligation has been previously established and the actual Closed Block earnings in a subsequent period are less than the expected earnings for that period, the policyholder dividend obligation would be reduced (but not below zero). If, over the period the policies and contracts in the Closed Block remain in force, the actual cumulative earnings of the Closed Block are less than the expected cumulative earnings, only actual earnings would be recognized in income from continuing operations. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside the Closed Block.

        Many expenses related to Closed Block operations, including amortization of DAC, are charged to operations outside of the Closed Block; accordingly, net revenues of the Closed Block do not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

        Summarized financial information for the Closed Block is as follows:

                                                                         DECEMBER 31,  December 31,
                                                                             2001         2000
                                                                          ----------   ----------
                                                                                (IN MILLIONS)
        CLOSED BLOCK LIABILITIES:
        Future policy benefits, policyholders' account balances
           and other ................................................     $  9,049.9   $  9,026.4
        Other liabilities ...........................................           53.6         35.6
                                                                          ----------   ----------
        Total Closed Block liabilities ..............................        9,103.5      9,062.0
                                                                          ----------   ----------

        ASSETS DESIGNATED TO THE CLOSED BLOCK:
        Fixed maturities, available for sale, at estimated fair value
        (amortized
          cost of $4,600.4 and $4,373.5) ............................        4,705.7      4,408.0
        Mortgage loans on real estate ...............................        1,514.4      1,581.8
        Policy loans ................................................        1,504.4      1,557.7
        Cash and other invested assets ..............................          141.0        174.7
        Other assets ................................................          214.7        238.9
                                                                          ----------   ----------
         Total assets designated to the Closed Block ................        8,080.2      7,961.1
                                                                          ----------   ----------


        Excess of Closed Block liabilities over assets designated to
           the Closed Block .........................................        1,023.3      1,100.9
        Amounts included in accumulated other comprehensive income:
             Net unrealized investment gains, net of deferred Federal
               income tax of $20.4 and $12.2 ........................           37.8         22.7
                                                                          ----------   ----------


        Maximum Future Earnings To Be Recognized From Closed Block

           Assets and Liabilities ...................................     $  1,061.1   $  1,123.6
                                                                           ==========   ==========

        Closed Block revenues and expenses were as follows:

                                                        2001          2000          1999
                                                     ----------    ----------    ----------
                                                                 (IN MILLIONS)

        REVENUES:
        Premiums and other income ..............     $    571.5    $    594.7    $    619.1
        Investment income (net of investment
        expenses of $3.0, $8.1, and $15.8) .....          583.5         578.7         574.2
        Investment losses, net .................          (42.3)        (35.8)        (11.3)
                                                     ----------    ----------    ----------
        Total revenues .........................        1,112.7       1,137.6       1,182.0
                                                     ----------    ----------    ----------

        BENEFITS AND
        OTHER DEDUCTIONS:
        Policyholders' benefits and dividends ..        1,009.3       1,025.2       1,024.7
        Other operating costs and expenses .....            4.7           5.2           5.5
                                                     ----------    ----------    ----------
        Total benefits and other deductions ....        1,014.0       1,030.4       1,030.2
                                                     ----------    ----------    ----------

        Net revenues before Federal income taxes           98.7         107.2         151.8
        Federal income taxes ...................          (36.2)        (38.2)        (60.3)
                                                     ----------    ----------    ----------
        Net Revenues ...........................     $     62.5    $     69.0    $     91.5
                                                     ==========    ==========    ==========

        Impaired mortgage loans along with the related investment valuation allowances follows:

                                                                                DECEMBER 31,
                                                                            ------------------
                                                                              2001       2000
                                                                            -------    -------
                                                                               (IN MILLIONS)
        Impaired mortgage loans with investment valuation allowances ..     $  26.7    $  26.7
        Impaired mortgage loans without investment valuation allowances         6.5        4.0
                                                                            -------    -------
        Recorded investment in impaired mortgages .....................        33.2       30.7
        Investment valuation allowances ...............................        (5.8)      (8.7)
                                                                            -------    -------
        Net Impaired Mortgage Loans ...................................     $  27.4    $  22.0
                                                                            =======    =======

        During 2001, 2000 and 1999, the Closed Block's average recorded investment in impaired mortgage loans was $30.8 million, $31.0 million and $37.0 million, respectively. Interest income recognized on these impaired mortgage loans totaled $1.2 million, $2.0 million and $3.3 million ($.1 million, $.1 million and $.3 million recognized on a cash basis) for 2001, 2000 and 1999, respectively.

        Valuation allowances amounted to $5.7 million and $9.1 million on mortgage loans on real estate and $9.8 million and $17.2 million on equity real estate at December 31, 2001 and 2000, respectively. Writedowns of fixed maturities amounted to $30.8 million and $27.7 million for 2001 and 2000, respectively, including $23.3 million in fourth quarter 2001.

8)       DISCONTINUED OPERATIONS

        Summarized financial information for Discontinued Operations follows:


                                                                                 DECEMBER 31,
                                                                          -----------------------
                                                                             2001        2000
                                                                          ----------   ----------
                                                                                (IN MILLIONS)
        BALANCE SHEETS
        Mortgage loans on real estate ...............................     $    160.3   $    330.9
        Equity real estate ..........................................          252.0        350.9
        Fixed maturities, available for sale, at estimated fair value
          (amortized cost of $542.9 and $321.5) .....................          559.6        336.5
        Other equity investments ....................................           22.3         43.1
        Other invested assets .......................................             .4          1.9
                                                                          ----------   ----------
          Total investments .........................................          994.6      1,063.3
        Cash and cash equivalents ...................................           41.1         84.3
        Other assets ................................................          152.6        148.8
                                                                          ----------   ----------
        Total Assets ................................................     $  1,188.3   $  1,296.4
                                                                          ==========   ==========

        Policyholders liabilities ...................................     $    932.9   $    966.8
        Allowance for future losses .................................          139.9        159.8
        Other liabilities ...........................................          115.5        169.8
                                                                          ----------   ----------
        Total Liabilities ...........................................     $  1,188.3   $  1,296.4
                                                                          ==========   ==========

                                                               2001       2000        1999
                                                            --------    --------    --------
                                                                      (IN MILLIONS)
        STATEMENTS OF EARNINGS
        Investment income (net of investment
          expenses of $25.3, $37.0 and $49.3) .........     $   91.6    $  102.2    $   98.7
        Investment gains (losses), net ................         33.6        (6.6)      (13.4)
        Policy fees, premiums and other income ........           .2          .7          .2
                                                            --------    --------    --------
        Total revenues ................................        125.4        96.3        85.5

        Benefits and other deductions .................        100.7       106.9       104.8
        Earnings credited (losses charged) to allowance
          for future losses ...........................         24.7       (10.6)      (19.3)
                                                            --------    --------    --------
        Pre-tax loss from operations ..................         --          --          --
        Pre-tax earnings from releasing the allowance
          for future losses ...........................         46.1        90.2        43.3
        Federal income tax expense ....................         (2.3)      (31.6)      (15.2)
                                                            --------    --------    --------
        Earnings from
          Discontinued Operations .....................     $   43.8    $   58.6    $   28.1
                                                            ========    ========    ========

        The Company's quarterly process for evaluating the allowance for future losses applies the current period's results of discontinued operations against the allowance, re-estimates future losses and adjusts the allowance, if appropriate. Additionally, as part of the Company's annual planning process which takes place in the fourth quarter of each year, investment and benefit cash flow projections are prepared. These updated assumptions and estimates resulted in a release of allowance in each of the three years presented.

        Valuation allowances of $4.8 million and $2.9 million on mortgage loans on real estate and $5.0 million and $11.4 million on equity real estate were held at December 31, 2001 and 2000, respectively. During 2001, 2000 and 1999, discontinued operations' average recorded investment in impaired mortgage loans was $32.2 million, $11.3 million and $13.8 million, respectively. Interest income recognized on these impaired mortgage loans totaled $2.5 million, $.9 million and $1.7 million ($1.0 million, $.5 million and $.0 million recognized on a cash basis) for 2001, 2000 and 1999, respectively.

        At December 31, 2001 and 2000, discontinued operations had real estate acquired in satisfaction of debt with carrying values of $7.4 million and $4.5 million, respectively.

        In 2001, Federal Income tax expense for discontinued operations reflected a $13.8 million reduction in taxes due to settlement of open tax years.

9)      SHORT-TERM AND LONG-TERM DEBT

        Short-term and long-term debt consists of the following:


                                                                   DECEMBER 31,
                                                             -----------------------
                                                                2001         2000
                                                             ----------   ----------
                                                                   (IN MILLIONS)
        Short-term debt ................................     $    229.6   $    782.2
                                                             ----------   ----------
        Long-term debt:
        Equitable Life:
          Surplus notes, 6.95%, due 2005 ...............          399.7        399.6
          Surplus notes, 7.70%, due 2015 ...............          199.7        199.7
          Other ........................................             .2           .4
                                                             ----------   ----------

              Total Equitable Life .....................          599.6        599.7
                                                             ----------   ----------

        Alliance:
          Senior Notes, 5.625%, due 2006 ...............          398.0       --
                                                             ----------   ----------
        Wholly Owned and Joint Venture Real Estate:
          Mortgage notes, 5.43% - 9.5%, due through 2017          248.3        248.3
                                                             ----------   ----------
        Total long-term debt ...........................        1,245.9        848.0
                                                             ----------   ----------

        Total Short-term and Long-term Debt ............     $  1,475.5   $  1,630.2
                                                             ==========   ==========

        Short-term Debt

        Equitable Life has a $350.0 million 5-year bank credit facility and a $250.0 million 364-day credit facility. The interest rates are based on external indices dependent on the type of borrowing ranging from 2.09% to 4.75%. There were no amounts outstanding under these credit facilities at December 31, 2001.

        Equitable Life has a commercial paper program with an issue limit of $1.0 billion. This program is available for general corporate purposes used to support Equitable Life's liquidity needs and is supported by Equitable Life's existing $600.0 million bank credit facilities. At December 31, 2001, there were no amounts outstanding under this program.

        Equitable Life has an $18.4 million line of credit available relating to reinsurance of which no amounts were outstanding at December 31, 2001.

        During 1998, Alliance increased its commercial paper program to $425.0 million and entered into a $425.0 million five-year revolving credit facility with a group of commercial banks to provide back-up liquidity for the commercial paper program. Under the credit facility, the interest rate, at the option of the borrower, is a floating rate generally based upon a defined prime rate, a rate related to the London Interbank Offered Rate ("LIBOR") or the Federal Funds Rate. A facility fee is payable on the total facility. Borrowings under the credit facility and the commercial paper program may not exceed $425.0 million in the aggregate. In July 1999, Alliance entered into a $200.0 million three-year revolving credit facility with a group of commercial banks. During October 2000, Alliance entered into a $250.0 million two-year revolving credit facility. The terms of the $200.0 million and $250.0 million credit facilities are generally similar to the $425.0 million credit facility. The revolving credit facilities will be used to fund commission payments to financial intermediaries for the sale of Back-End Load Shares under Alliance's mutual fund distribution system, capital expenditures and for general working capital purposes. The revolving credit facilities contain covenants which, among other things, require Alliance to meet certain financial ratios. Alliance was in compliance with the covenants at December 31, 2001. At December 31, 2001, Alliance had commercial paper outstanding totaling $198.2 million at an effective interest rate of 1.9%; there were no borrowings outstanding under Alliance's revolving credit facilities.

        In December 1999, Alliance established a $100.0 million extendible commercial notes ("ECN") program as a supplement to its $425.0 million commercial paper program. ECNs are short-term uncommitted debt instruments that do not require back-up liquidity support. At December 31, 2001, $24.9 million at an effective interest rate of 1.9% was outstanding under the ECN program.

        Long-term Debt

        Certain of the long-term debt agreements, principally mortgage notes, have restrictive covenants related to the total amount of debt, net tangible assets and other matters. At December 31, 2001, the Company is in compliance with all debt covenants.

        At December 31, 2001 and 2000, respectively, the Company has pledged real estate of $314.5 million and $298.8 million as collateral for certain long-term debt.

        At December 31, 2001, aggregate maturities of the long-term debt based on required principal payments at maturity was $248.5 million for 2002, $400.0 million for 2005, $400.0 million for 2006 and $200.0 million thereafter.

        In August 2001, Alliance issued $400.0 million 5.625% notes due 2006 in a public offering and are redeemable at any time. The registration statement filed with the SEC allows for the issuance of up to $600.0 million in senior debt securities. The proceeds were used to reduce commercial paper and credit facility borrowings and for other general partnership purposes.

10)     FEDERAL INCOME TAXES

        A summary of the Federal income tax expense in the consolidated statements of earnings follows:

                                                    2001        2000       1999
                                                  --------    --------   --------
                                                           (IN MILLIONS)
        Federal income tax expense (benefit):
          Current ...........................     $  (38.2)   $  820.6   $  174.0
          Deferred ..........................        354.4       137.7      158.0
                                                  --------    --------   --------
        Total ...............................     $  316.2    $  958.3   $  332.0
                                                  ========    ========   ========

        The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings before Federal income taxes and minority interest by the expected Federal income tax rate of 35%. The sources of the difference and their tax effects follow:

                                                       2001        2000        1999
                                                     --------    --------    --------
                                                             (IN MILLIONS)
        Expected Federal income tax expense ....     $  452.5    $  904.9    $  458.4
        Minority interest ......................       (126.9)     (117.9)      (47.8)
        Non deductible stock option compensation
          expense ..............................         --          34.4        --
        Subsidiary gains .......................         --         161.4       (37.1)
        Adjustment of tax audit reserves .......        (28.2)       17.9        27.8
        Equity in unconsolidated subsidiaries ..         --         (48.7)      (64.0)
        Other ..................................         18.8         6.3        (5.3)
                                                     --------    --------    --------
        Federal Income Tax Expense .............     $  316.2    $  958.3    $  332.0
                                                     ========    ========    ========

        The components of the net deferred Federal income taxes are as follows:


                                                       DECEMBER 31, 2001                  December 31, 2000
                                                 --------------   ------------      ------------      -----------
                                                    ASSETS         LIABILITIES         Assets         Liabilities
                                                 --------------   ------------      ------------      -----------
                                                                           (IN MILLIONS)
        Compensation and related benefits......  $      --        $       92.0      $       --        $      79.7
        Other..................................         --                  .1               4.9             --
        DAC, reserves and reinsurance..........         --             1,020.1              --              733.0
        Investments............................         --               333.3              --              229.2
                                                 --------------   ------------      ------------      -----------
        Total..................................  $      --        $    1,445.5      $        4.9      $   1,041.9
                                                 ==============   ============      ============      ===========

       At December 31, 1999, $236.8 million in deferred tax assets were transferred to the Holding Company in conjunction with its assumption of the non-qualified employee benefit liabilities. See Note 12 for discussion of the benefit plans transferred.

        The deferred Federal income taxes impacting operations reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The sources of these temporary differences and their tax effects follow:

                                                                   2001               2000                1999
                                                              -------------       ------------       ------------
                                                                                 (IN MILLIONS)

        DAC, reserves and reinsurance......................  $       291.7       $      403.3       $       83.2
        Investments........................................           42.1             (140.7)               3.2
        Compensation and related benefits..................           15.7              (96.4)              21.0
        Other..............................................            4.9              (28.5)              50.6
                                                             -------------       ------------       ------------
        Deferred Federal Income Tax
          Expense..........................................  $       354.4       $      137.7       $      158.0
                                                             =============       ============       ============

        Federal income taxes payable at December 31, 2000 included $858.2 million of taxes related to the gain on disposal of DLJ.

        The Internal Revenue Service (the "IRS") is in the process of examining the Holding Company's consolidated Federal income tax returns for the years 1992 through 1996. Management believes these audits will have no material adverse effect on the Company's results of operations.

11)     REINSURANCE AGREEMENTS

        The Insurance Group assumes and cedes reinsurance with other insurance companies. The Insurance Group evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Ceded reinsurance does not relieve the originating insurer of liability.

        The effect of reinsurance (excluding group life and health) is summarized as follows:

                                                                  2001               2000                1999
                                                            -------------       ------------       ------------
                                                                                 (IN MILLIONS)
        Direct premiums....................................  $       990.0       $    1,103.8       $    1,039.5
        Reinsurance assumed................................          203.0              194.2              206.7
        Reinsurance ceded..................................         (173.1)            (123.0)             (69.1)
                                                             -------------       ------------       ------------
        Premiums...........................................  $     1,019.9       $    1,175.0       $    1,177.1
                                                             =============       ============       ============

        Universal Life and Investment-type Product
          Policy Fee Income Ceded..........................  $        86.9       $       92.1       $       69.7
                                                             =============       ============       ============
        Policyholders' Benefits Ceded......................  $       370.3       $      239.2       $      155.6
                                                             =============       ============       ============
        Interest Credited to Policyholders' Account
          Balances Ceded...................................  $        50.4       $       46.5       $       38.5
                                                             =============       ============       ============


        Since 1997, the Company reinsures on a yearly renewal term basis 90% of the mortality risk on new issues of certain term, universal and variable life products. The Company's retention limit on joint survivorship policies is $15.0 million. All other in force business above $5.0 million is reinsured. The Insurance Group also reinsures the entire risk on certain substandard underwriting risks and in certain other cases.

        During July 2000, Equitable Life transferred, at no gain or loss, all the risk of its directly written DI business for years 1993 and prior through an indemnity reinsurance contract. The cost of the arrangement will be amortized over the expected lives of the contracts reinsured and will not have a significant impact on the results of operations in any specific period.

        At December 31, 2001 and 2000, respectively, reinsurance recoverables related to insurance contracts amounting to $2,233.7 million and $2,098.0 million, of which $1,060.4 million and $1,009.1 million relates to one specific reinsurer, are included in Other assets and reinsurance payables related to insurance contracts amounting to $798.5 million and $730.3 million are included in Other liabilities in the consolidated balance sheets.

        The Insurance Group cedes 100% of its group life and health business to a third party insurer. Insurance liabilities ceded totaled $444.2 million and $487.7 million at December 31, 2001 and 2000, respectively.

        In addition to the sale of insurance products, the Insurance Group acts as a professional retrocessionaire by assuming life and annuity reinsurance from professional reinsurers. The Insurance Group also assumes accident, health, aviation and space risks by participating in various reinsurance pools. Reinsurance assumed reserves at December 31, 2001 and 2000 were $540.2 million and $515.0 million, respectively.

12)     EMPLOYEE BENEFIT PLANS

        The Company sponsors qualified and non-qualified defined benefit plans covering substantially all employees (including certain qualified part-time employees), managers and certain agents. The pension plans are non-contributory. Equitable Life's benefits are based on a cash balance formula or years of service and final average earnings, if greater, under certain grandfathering rules in the plans. Alliance's benefits are based on years of credited service, average final base salary and primary social security benefits. The Company's funding policy is to make the minimum contribution required by the Employee Retirement Income Security Act of 1974 ("ERISA").

        Effective December 31, 1999, the Holding Company legally assumed primary liability from Equitable Life for all current and future obligations of its Excess Retirement Plan, Supplemental Executive Retirement Plan and certain other employee benefit plans that provide participants with medical, life insurance, and deferred compensation benefits; Equitable Life remains secondarily liable. The amount of the liability associated with employee benefits transferred was $676.5 million, including $183.0 million of non-qualified pension benefit obligations and $394.1 million of postretirement benefits obligations at December 31, 1999. This transfer was recorded as a non-cash capital contribution to Equitable Life.

        Components of net periodic pension credit follow:

                                                                  2001               2000                1999
                                                             -------------       ------------       ------------
                                                                                 (IN MILLIONS)
        Service cost.......................................  $        32.1       $       29.5       $       36.7
        Interest cost on projected benefit obligations.....          128.8              124.2              131.6
        Expected return on assets..........................         (218.7)            (223.2)            (189.8)
        Net amortization and deferrals.....................             .1                (.6)               7.5
                                                             -------------       ------------       ------------
        Net Periodic Pension Credit........................  $       (57.7)      $      (70.1)      $      (14.0)
                                                             ============        ============       ============

        The projected benefit obligations under the pension plans were comprised of:

                                                                                           DECEMBER 31,
                                                                                 -------------------------------
                                                                                     2001                2000
                                                                                 ------------       ------------
                                                                                           (IN MILLIONS)


        Benefit obligations, beginning of year.................................  $    1,712.6       $    1,659.6
        Service cost...........................................................          27.1               24.5
        Interest cost..........................................................         128.8              124.2
        Actuarial losses (gains)...............................................          64.4               13.4
        Benefits paid..........................................................        (120.6)            (109.1)
                                                                                 ------------       ------------
        Benefit Obligation, End of Year........................................  $    1,812.3       $    1,712.6
                                                                                 ============       ============

        The funded status of the pension plans was as follows:

                                                                                           DECEMBER 31,
                                                                                 -------------------------------
                                                                                     2001                2000
                                                                                 ------------       ------------
                                                                                           (IN MILLIONS)

        Plan assets at fair value, beginning of year...........................  $    2,112.0       $    2,341.6
        Actual return on plan assets...........................................        (148.0)            (115.9)
        Contributions..........................................................          --                 --
        Benefits paid and fees.................................................        (126.1)            (113.7)
                                                                                 ------------       ------------
        Plan assets at fair value, end of year.................................       1,837.9            2,112.0
        Projected benefit obligations..........................................       1,812.3            1,712.6
                                                                                 ------------       ------------
        Excess of plan assets over projected benefit obligations...............          25.6              399.4
        Unrecognized prior service cost........................................         (46.3)               1.2
        Unrecognized net loss (gain) from past experience different
          from that assumed....................................................         550.1               71.3
        Unrecognized net asset at transition...................................          (1.6)              (1.9)
                                                                                 ------------       ------------
        Prepaid Pension Cost, Net..............................................  $      527.8       $      470.0
                                                                                 ============       ============

        The accrued liability for pension plans with projected benefit obligations in excess of plan assets was $16.7 million and $13.5 million at December 31, 2001 and 2000, respectively. The aggregate accumulated benefit obligation and fair value of plan assets for pension plans with accumulated benefit obligations in excess of plan assets were $49.7 million and $28.7 million, respectively, at December 31, 2001 and $38.9 million and $32.9 million, respectively, at December 31, 2000.

        The pension plan assets include corporate and government debt securities, equity securities, equity real estate and shares of group trusts managed by Alliance. The discount rate and rate of increase in future compensation levels used in determining the actuarial present value of projected benefit obligations were 7.25% and 7.19%, respectively, at December 31, 2001 and 7.75% and 7.19%, respectively, at December 31, 2000. As of January 1, 2001 and 2000, the expected long-term rate of return on assets for the retirement plan was 10.25% and 10.5%, respectively.

        Prior to 1987, the qualified plan funded participants' benefits through the purchase of non-participating annuity contracts from Equitable Life. Benefit payments under these contracts were approximately $27.3 million, $28.7 million and $30.2 million for 2001, 2000 and 1999, respectively.

        Alliance maintains several unfunded deferred compensation plans for the benefit of certain eligible employees and executives. The Capital Accumulation Plan was frozen on December 31, 1987 and no additional awards have been made. For the active plans, benefits vest over a period ranging from 3 to 8 years and are amortized as compensation and benefit expense. ACMC, Inc. ("ACMC"), a subsidiary of the Company, is obligated to make capital contributions to Alliance in amounts equal to benefits paid under the Capital Accumulation Plan and the contractual unfunded deferred compensation arrangements. In connection with the acquisition of Bernstein, Alliance agreed to invest $96.0 million per annum for three years to fund open market purchases of Alliance Holding units or money market funds in each case for the benefit of certain individuals who were stockholders or principals of Bernstein or were hired to replace them. The Company has recorded compensation and benefit expenses in connection with the plans totaling $58.1 million, $29.8 million and $13.8 million for 2001, 2000 and 1999, respectively (including $34.6 million and $6.8 million for 2001 and 2000, respectively, relating to the Bernstein deferred compensation plan).

13)     DERIVATIVES AND FAIR VALUE OF FINANCIAL INSTRUMENTS

        The Insurance Group primarily uses derivatives for asset/liability risk management and for hedging individual securities. Derivatives mainly are utilized to reduce the Insurance Group's exposure to interest rate fluctuations. Various derivative financial instruments are used to achieve this objective, including interest rate caps and floors to hedge crediting rates on interest-sensitive individual annuity contracts, interest rate futures to protect against declines in interest rates between receipt of funds and purchase of appropriate assets, and interest rate swaps to modify the duration and cash flows of fixed maturity investments. In addition, the Company periodically enters into forward and futures contracts to hedge certain equity exposures. Also, the Company has purchased reinsurance contracts to mitigate the risks associated with the impact of potential market fluctuations on future policyholder elections of guaranteed minimum income benefit features contained in certain annuity contracts issued by the Company.

        As earlier described in Note 2 of Notes to Consolidated Financial Statements, the Company adopted SFAS No. 133, as amended, on January 1, 2001. Consequently, all derivatives outstanding at December 31, 2001 are recognized on the balance sheet at their fair values. The outstanding notional amounts of derivative financial instruments purchased and sold were $6,675.0 million and $.3 million, respectively, at December 31, 2001. These amounts principally consist of interest rate cap contracts of Equitable Life that have a total fair value at December 31, 2001 of $13.6 million. At December 31, 2001 and during the year then ended, there were no hybrid instruments that required bifurcation of an embedded derivative component under the provisions of SFAS No. 133.

        All gains and losses on derivative financial instruments utilized by the Company in 2001 are reported in earnings for the current year as none of the derivatives were designated to qualifying hedging relationships under SFAS No. 133 either at initial adoption of the Statement or at inception of the contracts. Gross gains and gross losses recognized on derivative positions was $27.5 million and $4.6 million, respectively, for 2001.

        Fair Value of Financial Instruments

        The Company defines fair value as the quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are estimated using present value or other valuation techniques. The fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

        Certain financial instruments are excluded, particularly insurance liabilities other than financial guarantees and investment contracts. Fair market value of off-balance-sheet financial instruments of the Insurance Group was not material at December 31, 2001 and 2000.

        Fair values for mortgage loans on real estate are estimated by discounting future contractual cash flows using interest rates at which loans with similar characteristics and credit quality would be made. Fair values for foreclosed mortgage loans and problem mortgage loans are limited to the estimated fair value of the underlying collateral if lower.

        Fair values of policy loans are estimated by discounting the face value of the loans from the time of the next interest rate review to the present, at a rate equal to the excess of the current estimated market rates over the current interest rate charged on the loan.

        The estimated fair values for the Company's association plan contracts, supplementary contracts not involving life contingencies ("SCNILC") and annuities certain, which are included in policyholders' account balances, and guaranteed interest contracts are estimated using projected cash flows discounted at rates reflecting expected current offering rates.

        The estimated fair values for variable deferred annuities and single premium deferred annuities, which are included in policyholders' account balances, are estimated by discounting the account value back from the time of the next crediting rate review to the present, at a rate equal to the excess of current estimated market rates offered on new policies over the current crediting rates.

        Fair values for long-term debt are determined using published market values, where available, or contractual cash flows discounted at market interest rates. The estimated fair values for non-recourse mortgage debt are determined by discounting contractual cash flows at a rate which takes into account the level of current market interest rates and collateral risk. The estimated fair values for recourse mortgage debt are determined by discounting contractual cash flows at a rate based upon current interest rates of other companies with credit ratings similar to the Company. The Company's carrying value of short-term borrowings approximates their estimated fair value.

        The carrying value and estimated fair value for financial instruments not previously disclosed in Notes 3, 7 and 8:


                                                                           DECEMBER 31,
                                                --------------------------------------------------------------------
                                                              2001                               2000
                                                ---------------------------------  ---------------------------------
                                                   CARRYING         ESTIMATED         Carrying         Estimated
                                                    VALUE          FAIR VALUE          Value           Fair Value
                                                ---------------  ----------------  ---------------   ---------------
                                                                           (IN MILLIONS)
        Consolidated:
        Mortgage loans on real estate..........  $    4,333.3     $     4,438.7     $     4,712.6     $    4,767.0
        Other limited partnership interests....         701.9             701.9             834.9            834.9
        Policy loans...........................       4,100.7           4,476.4           4,034.6          4,290.0
        Policyholders' account balances -
          investment contracts.................      12,256.4          12,514.0          11,488.8         11,663.8
        Long-term debt.........................       1,245.9           1,280.6             848.0            847.5

        Closed Block:
        Mortgage loans on real estate..........  $    1,514.4     $     1,532.6     $     1,581.8     $    1,582.6
        Other equity investments...............          24.4              24.4              34.4             34.4
        Policy loans...........................       1,504.4           1,664.8           1,557.7          1,667.6
        SCNILC liability.......................          18.2              18.1              20.2             20.1

        Discontinued Operations:
        Mortgage loans on real estate..........  $      160.3     $       171.6     $       330.9     $      347.7
        Fixed maturities.......................         559.6             559.6             336.5            336.5
        Other equity investments...............          22.3              22.3              43.1             43.1
        Guaranteed interest contracts..........          18.8              16.1              26.4             23.4
        Long-term debt.........................         101.7             101.7             101.8            101.7

14)     COMMITMENTS AND CONTINGENT LIABILITIES

        From time to time, the Company has provided certain guarantees or commitments to affiliates, investors and others. At December 31, 2001, these arrangements included commitments by the Company, under certain conditions, to make capital contributions of up to $8.5 million to affiliated real estate joint ventures and to provide equity financing to certain limited partnerships of $274.9 million. Management believes the Company will not incur any material losses as a result of these commitments.

        Equitable Life is the obligor under certain structured settlement agreements which it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, Equitable Life owns single premium annuities issued by previously wholly owned life insurance subsidiaries. Equitable Life has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly owned subsidiaries be unable to meet their obligations. Management believes the need for Equitable Life to satisfy those obligations is remote.

        The Insurance Group had $10.5 million of letters of credit outstanding at December 31, 2001.

        The Company entered into continuity agreements with certain executives of the Company in connection with AXA's minority interest acquisition. The remaining continuity agreements generally provide cash severance payments ranging from 1.5 times to 2 times an executive's base salary plus bonus and other benefits. Such cash severance payments will generally be made if an executive's employment is terminated at any time within two years from December 27, 2000 for any reason other than the executive's death, disability, retirement or for cause, or if the executive resigns for good reason as defined in the agreements. In connection with cost reduction programs initiated in 2001, expenses related to continuity agreements, severance, benefits and outplacement were recorded, totaling $126.1 million related to the home office initiative and $24.5 million related to the field restructuring initiative. At December 31, 2001, in the event the remaining covered executives' employment terminates under the circumstances described above, cash severance payments that would be payable under these continuity agreements approximate $30.0 million.

15)     LITIGATION

        A number of lawsuits have been filed against life and health insurers in the jurisdictions in which Equitable Life and its subsidiaries do business involving insurers' sales practices, alleged agent misconduct, alleged failure to properly supervise agents, and other matters. Some of the lawsuits have resulted in the award of substantial judgments against other insurers, including material amounts of punitive damages, or in substantial settlements. In some states, juries have substantial discretion in awarding punitive damages. Equitable Life, Equitable Variable Life Insurance Company ("EVLICO," which was merged into Equitable Life effective January 1, 1997, but whose existence continues for certain limited purposes, including the defense of litigation) and EOC, like other life and health insurers, from time to time are involved in such litigations. Among litigations against Equitable Life, EVLICO and EOC of the type referred to in this paragraph are the litigations described in the following five paragraphs.

        In January 1996, an amended complaint was filed in an action entitled Frank Franze Jr. and George Busher, individually and on behalf of all others similarly situated v. The Equitable Life Assurance Society of the United States, and Equitable Variable Life Insurance Company in the United States District Court for the Southern District of Florida. The action was brought by two individuals who purchased variable life insurance policies. The plaintiffs purport to represent a nationwide class consisting of all persons who purchased variable life insurance policies from Equitable Life and EVLICO between September 30, 1991 and January 3, 1996. The amended complaint alleges that Equitable Life's and EVLICO's agents were trained not to disclose fully that the product being sold was life insurance. Plaintiffs allege violations of the Federal securities laws and seek rescission of the contracts or compensatory damages and attorneys' fees and expenses. Equitable Life and EVLICO have answered the amended complaint, denying the material allegations and asserting certain affirmative defenses. In May 1999, the Magistrate Judge issued a Report and Recommendation recommending that the District Judge deny Equitable Life's and EVLICO's motion for summary judgment and grant plaintiffs' motion for class certification. In July 1999, Equitable Life and EVLICO filed Objections to the Report and Recommendation and urged that the District Judge reject the Magistrate's recommendations and grant Equitable Life's and EVLICO's motion for summary judgment and deny plaintiffs' motion for class certification. In October 2000, the District Judge affirmed the Magistrate's

        Report and Recommendation and, accordingly, denied Equitable Life's and EVLICO's motion for summary judgment and granted plaintiffs' motion for class certification. In May 2001, with permission of the United States Court of Appeals for the Eleventh Circuit, Equitable Life and EVLICO appealed the District Court's order. Oral argument is scheduled for March 2002.

        In March 2000, an action entitled Brenda McEachern v. The Equitable Life Assurance Society of the United States and Gary Raymond, Jr. was commenced against Equitable Life and one of its agents in Circuit Court, Mobile County, Alabama, and asserts claims under state law. The action was brought by an individual who alleges that she purchased a variable annuity from Equitable Life in 1997. The action purports to be on behalf of a class consisting of all persons who from January 1, 1989 (i) purchased a variable annuity from Equitable Life to fund a qualified retirement plan, (ii) were charged allegedly unnecessary fees for tax deferral for variable annuities held in qualified retirement accounts, or (iii) were sold a variable annuity while owning a qualified retirement plan from Equitable Life. The complaint alleges various improper sales practices, including misrepresentations in connection with the use of variable annuities in a qualified retirement plan or similar arrangement, charging inflated or hidden fees, and failure to disclose unnecessary tax deferral fees. Plaintiff seeks damages, including punitive damages, in an unspecified amount and attorneys' fees and expenses. In May 2000, Equitable Life removed the case to the United States District Court for the Southern District of Alabama and filed a motion to dismiss the complaint, and plaintiff filed a motion to remand the case to state court. The court has permitted limited discovery on the issue of whether the Securities Litigation Uniform Standards Act applies. In November 2001, plaintiff filed a motion for leave to join additional plaintiffs.

        In June 2000, an action entitled Raymond Patenaude v. The Equitable Life Assurance Society of the United States, AXA Advisors, LLC and Equitable Distributors, Inc. was commenced in the Superior Court of California, County of San Diego. The complaint alleges that the defendants engaged in fraudulent and deceptive practices in connection with the marketing and sale of deferred annuity products to fund tax-qualified contributory retirement plans. The named plaintiff purports to act as a private attorney general on behalf of the general public of the State of California under California consumer protection statutes and also asserts individual common-law claims. On behalf of the named plaintiff and the general public, the complaint asserts claims for unlawful, unfair or fraudulent business acts and practices and for false or misleading advertising. On behalf of the named plaintiff alone, the complaint alleges claims for fraud, fraudulent concealment and deceit, negligent misrepresentation and negligence. The complaint seeks injunctive relief, restitution for members of the general public of the State of California who have been harmed by defendants' conduct, compensatory and punitive damages on behalf of the named plaintiff, and attorneys' fees, costs and expenses. In July 2000, the defendants removed the case to the United States District Court for the Southern District of California and filed a motion to dismiss the complaint. In October 2000, the District Court granted defendants' motion to dismiss the action. In November 2000, the plaintiff appealed; the appeal is fully briefed.

        In October 2000, an action entitled Sham Malhotra, et al. v. The Equitable Life Assurance Society of the United States, AXA Advisors, LLC and Equitable Distributors, Inc. was commenced in the Supreme Court of the State of New York, County of Nassau. The action was brought by two individuals who purchased Equitable Life deferred annuity products. The action purports to be on behalf of a class consisting of all persons who purchased an individual deferred annuity contract or who received a certificate to a group deferred annuity contract, sold by one of the defendants, which was used to fund a contributory retirement plan or arrangement qualified for favorable income tax treatment; excluded from the class are officers, directors and agents of the defendants. The complaint alleges that the defendants engaged in fraudulent and deceptive practices in connection with the marketing and sale of deferred annuity products to fund tax-qualified contributory retirement plans. The complaint asserts claims for: deceptive business acts and practices in violation of the New York General Business Law ("GBL"); use of misrepresentations and misleading statements in violation of the New York Insurance Law; false or misleading advertising in violation of the GBL; fraud, fraudulent concealment and deceit; negligent misrepresentation; negligence; unjust enrichment and imposition of a constructive trust; declaratory and injunctive relief; and reformation of the annuity contracts. The complaint seeks injunctive and declaratory relief, an unspecified amount of compensatory and punitive damages, restitution for all members of the class, and an award of attorneys' fees, costs and expenses. In October 2000, the defendants removed the action to the United States District Court for the Eastern District of New York, and thereafter filed a motion to dismiss. Plaintiffs filed a motion to remand the case to state court. In September 2001, the District Court issued a decision granting defendants' motion to dismiss and denying plaintiffs' motion to remand, and judgment was entered in favor of the defendants. In October 2001, plaintiffs filed a motion seeking leave to reopen the case for the purpose of filing an amended complaint. In addition, plaintiffs filed a new complaint in the District Court, alleging a similar class and similar facts. The new complaint asserts causes of action for violations of Federal securities laws in addition to the state law causes of action asserted in the previous complaint. In January 2002, the defendants filed a motion to dismiss the new action.

        Between June 2000 and December 2001 twelve lawsuits were filed in the state courts of Mississippi (the "Mississippi Actions") by more than 70 plaintiffs naming as defendants Equitable Life, EVLICO, EOC and various present and former individual sales agents associated with Equitable Life, EVLICO and/or EOC. The actions arise from the purchase by each of the plaintiffs of various types of life insurance policies from Equitable Life, EVLICO and/or EOC. The policies at issue include term, variable and whole life policies purchased as early as 1954. The actions allege misrepresentations in connection with the sale of life insurance policies including that the defendants misrepresented the stated number of years that premiums would need to be paid. Plaintiffs assert claims for breach of contract, fraud, fraudulent inducement, misrepresentation, conspiracy, negligent supervision and other tort claims. Plaintiffs seek unspecified compensatory and punitive damages. The parties are engaged in discovery in each of the pending actions.

        In October 2000, an action entitled American National Bank and Trust Company of Chicago, as trustee f/b/o Emerald Investments LP and Emerald Investments LP v. AXA Client Solutions, LLC; The Equitable Life Assurance Society of the United States; and AXA Financial, Inc. was commenced in the United States District Court for the Northern District of Illinois. The complaint alleges that the defendants (i) in connection with certain annuities issued by Equitable Life breached an agreement with the plaintiffs involving the execution of mutual fund transfers, and (ii) wrongfully withheld withdrawal charges in connection with the termination of such annuities. Plaintiffs seek unspecified lost profits and injunctive relief, punitive damages and attorneys' fees. Plaintiffs also seek return of the withdrawal charges. In February 2001, the District Court granted in part and denied in part defendants' motion to dismiss the complaint. In March 2001, plaintiffs filed an amended complaint. The District Court granted defendants' motion to dismiss AXA Client Solutions and the Holding Company from the amended complaint, and dismissed the conversion claims in June 2001. The District Court denied defendants' motion to dismiss the remaining claims. Equitable Life has answered the amended complaint.

        On September 12, 1997, the United States District Court for the Northern District of Alabama, Southern Division, entered an order certifying James Brown as the representative of a class consisting of "[a]ll African-Americans who applied but were not hired for, were discouraged from applying for, or would have applied for the position of Sales Agent in the absence of the discriminatory practices, and/or procedures in the [former] Southern Region of AXA Financial from May 16, 1987 to the present." The second amended complaint in James W. Brown, on behalf of others similarly situated v. The Equitable Life Assurance Society of the United States alleges, among other things, that Equitable Life discriminated on the basis of race against African-American applicants and potential applicants in hiring individuals as sales agents. Plaintiffs sought a declaratory judgment and affirmative and negative injunctive relief, including the payment of back-pay, pension and other compensation. The court referred the case to mediation, pursuant to which the parties reached a proposed settlement agreement in November 2000. In connection therewith, the case was dismissed in the United States District Court for the Northern District of Alabama, Southern Division and refiled in the United States District Court for the Northern District of Georgia, Atlanta Division. The final settlement required notice to be given to class members and was subject to court approval. A hearing was held in January 2002 and thereafter, an order was entered approving the settlement.

        In November 1997, an amended complaint was filed in Peter Fischel, et al. v. The Equitable Life Assurance Society of the United States alleging, among other things, that Equitable Life violated ERISA by eliminating certain alternatives pursuant to which agents of Equitable Life could qualify for health care coverage. In March 1999, the United States District Court for the Northern District of California entered an order certifying a class consisting of "[a]ll current, former and retired Equitable agents, who while associated with Equitable satisfied [certain alternatives] to qualify for health coverage or contributions thereto under applicable plans." Plaintiffs allege various causes of action under ERISA, including claims for enforcement of alleged promises contained in plan documents and for enforcement of agent bulletins, breach of a unilateral contract, breach of fiduciary duty and promissory estoppel. In June 2000, plaintiffs appealed to the Court of Appeals for the Ninth Circuit contesting the District Court's award of legal fees to plaintiffs' counsel in connection with a previously settled count of the complaint unrelated to the health benefit claims. In that appeal, plaintiffs have challenged the District Court's subject matter jurisdiction over the health benefit claims. Oral argument on this appeal was heard in November 2001. In May 2001, plaintiffs filed a second amended complaint which, among other things, alleges that Equitable Life failed to comply with plan amendment procedures and deletes the promissory estoppel claim. Equitable Life answered the complaint in June 2001. In September 2001, Equitable Life filed a motion for summary judgment on all of plaintiffs' claims, and plaintiffs filed a motion for partial summary judgment on all claims except their claim for breach of fiduciary duty.

        A putative class action entitled Stefanie Hirt, et al. v. The Equitable Retirement Plan for Employees, Managers and Agents, et al. was filed in the District Court for the Southern District of New York in August 2001 against The Equitable Retirement Plan for Employees, Managers and Agents (the "Retirement Plan") and The Officers Committee on Benefit Plans of Equitable Life, as Plan Administrator. The action was brought by five participants in the Retirement Plan and purports to be on behalf of "all Plan participants, whether active or retired, their beneficiaries and Estates, whose accrued benefits or pension benefits are based on the Plan's Cash Balance Formula." The complaint challenges the change, effective January 1, 1989, in the pension benefit formula from a final average pay formula to a cash balance formula. Plaintiffs allege that the change to the cash balance formula violates ERISA by reducing the rate of accruals based on age, failing to comply with ERISA's notice requirements and improperly applying the formula to retroactively reduce accrued benefits. The relief sought includes a declaration that the cash balance plan violates ERISA, an order enjoining the enforcement of the cash balance formula, reformation and damages. Defendants answered the complaint in October 2001.

        In September 1999, a complaint was filed in an action entitled R.S.M. Inc., et al. v. Alliance Capital Management L.P., et al. in the Chancery Court of the State of Delaware. The action was brought on behalf of a purported class of owners of limited partnership units of Alliance Capital Management Holding L.P. ("Alliance Holding") challenging the then-proposed reorganization of Alliance Holding. Named defendants include Alliance Holding, four Alliance Holding executives, the general partner of Alliance Holding and Alliance, which is a wholly owned indirect subsidiary of Equitable Life, and Alliance, which is the operating partnership whose units are not publicly traded. Equitable Life is obligated to indemnify the defendants for losses and expenses arising out of the litigation. Plaintiffs allege, inter alia, inadequate and misleading disclosures, breaches of fiduciary duties, and the improper adoption of an amended partnership agreement by Alliance Holding. The complaint seeks, inter alia, payment of unspecified money damages and an accounting of all benefits alleged to have been improperly obtained by the defendants. In August 2000, plaintiffs filed a first amended and supplemental class action complaint. The amended complaint alleges in connection with the reorganization that, inter alia, the partnership agreement of Alliance Holding was not validly amended, the reorganization of Alliance Holding was not validly effected, the information disseminated to holders of units of limited partnership interests in Alliance Holding was materially false and misleading, and the defendants breached their fiduciary duties by structuring the reorganization in a manner that was grossly unfair to plaintiffs. Plaintiffs seek declaratory, monetary and injunctive relief relating to the allegations contained in the amended complaint. In September 2000, all defendants other than Robert H. Joseph, Jr., filed an answer to the amended complaint denying the material allegations contained therein. In lieu of joining in the answer to the amended complaint, Mr. Joseph filed a motion to dismiss in September 2000. In November 2000, defendants, other than Mr. Joseph, filed a motion to dismiss the amended complaint. In December 2000, plaintiffs filed a motion for partial summary judgment on the claim that the Alliance Holding partnership agreement was not validly amended. In April 2001, the Chancery Court issued a decision granting in part and denying in part defendants' motion to dismiss; the claim alleging that the partnership agreement of Alliance Holding was not validly amended was one of the claims dismissed. In October 2001, a memorandum of understanding was executed, setting forth the terms of a settlement in principle, and in December 2001, a stipulation of settlement was filed with the Delaware Court of Chancery. The settlement is subject to a number of conditions, including preparation of definitive documentation and approval, after a hearing, by the Delaware Court of Chancery.

        Subsequent to the August 30, 2000 announcement of AXA's proposal to purchase the outstanding shares of AXA Financial common stock that it did not already own, the following fourteen putative class action lawsuits were commenced in the Delaware Court of Chancery: Fred Buff v. AXA Financial, Inc., et al., Sarah Wolhendler v. Claude Bebear, et al.; Jerome and Selma Stone v. AXA Financial, Inc., et al.; Louis Deranieri
        v. AXA Financial, Inc., et al.; Maxine Phillips v. AXA Financial, Inc., et al.; Ruth Ravnitsky v. AXA Financial, Inc., et al.; Richard Kager v. AXA Financial, Inc., et al.; Mortimer Cohen v. AXA Financial, Inc., et al.; Lee Koneche, et al. v. AXA Financial, Inc., et al.; Denver Employees Retirement Plan v. AXA Financial, Inc., et al.; Harry Hoffman
        v. AXA Financial, Inc., et al.; Joseph Villari v. AXA Financial, Inc., et al.; Max Boimal v. AXA Financial, Inc., et al.; and Jay Gottlieb v. AXA Financial, Inc., et al. AXA Financial, AXA, and directors and/or officers of AXA Financial are named as defendants in each of these lawsuits. The various plaintiffs each purport to represent a class consisting of owners of AXA Financial common stock and their successors in interest, excluding the defendants and any person or entity related to or affiliated with any of the defendants. They challenge the adequacy of the offer announced by AXA and allege that the defendants have engaged or will engage in unfair dealing, overreaching and/or have breached or will breach fiduciary duties owed to the minority shareholders of AXA Financial. The complaints seek declaratory and injunctive relief, an accounting, and unspecified compensatory damages, costs and expenses, including attorneys' fees. The Delaware suits have been consolidated under the name In re AXA Financial, Inc. Shareholders Litigation. A similar lawsuit was filed in the Supreme Court of the State of New York, County of New York, after the filing of the first Delaware action; it is captioned Harbor Finance Partners v. AXA Financial, Inc., et al. In December 2000, the parties to the Delaware suits reached a proposed agreement for settlement and executed a memorandum of understanding. Shortly thereafter, agreement was reached with the plaintiff in the New York suit to stay proceedings in New York and to participate in and be bound by the terms of the settlement of the Delaware suits. In November 2001, the parties filed a stipulation of settlement with the Delaware Court of Chancery. The settlement, which does not involve any payment by AXA Financial, is subject to conditions, including approval, after a hearing, by the Delaware Court of Chancery. The hearing on the settlement is scheduled for March 2002.

        Subsequent to the August 30, 2000 announcement of the proposed sale of DLJ, four putative class action lawsuits were filed in the Delaware Court of Chancery naming AXA Financial as one of the defendants and challenging the sale of DLJ because the transaction did not include the sale of DLJdirect tracking stock. These actions are captioned Irvin Woods, et al. v. Joe L. Roby, et al.; Thomas Rolle v. Joe L. Roby, et al.; Andrew Loguercio v. Joe L. Roby, et al.; and Robert Holschen v. Joe
        L. Roby, et al. The plaintiffs in these cases purport to represent a class consisting of the holders of DLJdirect tracking stock and their successors in interest, excluding the defendants and any person or entity related to or affiliated with any of the defendants. Named as defendants are AXA Financial, DLJ and the DLJ directors. The complaints assert claims for breaches of fiduciary duties, for violation of class members' voting rights under 8 Del. C. ss.242, and for breach of implied contractual promise, and seek an unspecified amount of compensatory damages and costs and expenses, including attorneys' fees. The parties in these cases have agreed to extend the time for defendants to respond to the complaints.

        Subsequent to the August 30, 2000 announcement of the proposed sale of DLJ, a putative class action lawsuit was filed in the United States District Court, Southern District of New York, captioned Siamac Sedighim
        v. Donaldson, Lufkin & Jenrette, Inc., et al. This action challenges the sale of DLJ (for omitting the DLJdirect tracking stock) and also alleges Federal securities law claims relating to the initial public offering of the DLJdirect tracking stock. The complaint alleges claims for violations of the securities laws, breaches of the fiduciary duties of loyalty, good faith and due care, aiding and abetting such breaches, and breach of contract. The plaintiff purports to represent a class consisting of: all purchasers of DLJdirect tracking stock in the initial public offering and thereafter (with respect to the securities law claims); and all owners of DLJdirect tracking stock who allegedly have been or will be injured by the sale of DLJ (with respect to all other claims). Named as defendants are AXA Financial, Equitable Life, AXA, DLJ, Donaldson, Lufkin & Jenrette Securities Corporation, Credit Suisse Group, Diamond Acquisition Corp., and DLJ's directors. The complaint seeks declaratory and injunctive relief, an unspecified amount of damages, and costs and expenses, including attorney's fees. In February 2001, defendants moved to dismiss the complaint and in October 2001, the court granted defendants' motion, dismissing all claims based on Federal law with prejudice and dismissing all claims based on state law on jurisdictional grounds, and entered judgment for the defendants. The plaintiffs did not file a notice of appeal, and their time to appeal has expired.

        In April 2001, a putative class action entitled David Uhrik v. Credit Suisse First Boston (USA), Inc., et al. was filed in Delaware Court of Chancery on behalf of the holders of CSFBdirect tracking stock (formerly known as DLJdirect tracking stock). Named defendants include AXA Financial, Credit Suisse First Boston (USA), Inc., the former directors of DLJ and the directors of Credit Suisse First Boston (USA), Inc. The complaint challenges the sale of DLJ common stock as well as the March 2001 offer by Credit Suisse to purchase the publicly owned CSFBdirect tracking stock for $4 per share and asserts claims for breaches of fiduciary duties and breach of contract. Plaintiffs seek injunctive relief, an unspecified amount of compensatory damages, and costs and expenses, including attorneys' fees. The Uhrik action, along with the actions captioned Irvin Woods, et al. v. Joe L. Roby, et al.; Thomas Rolle v. Joe L. Roby, et al.; Andrew Loguercio v. Joe L. Roby, et al.; and Robert Holschen v. Joe. L. Roby, et al., are among the actions that have been consolidated under the caption In re CSFBdirect Tracking Stock Shareholders Litigation. In May 2001, the Delaware Court of Chancery ordered that the Uhrik complaint be the operative complaint in the consolidated actions. A memorandum of understanding outlining the terms of a proposed settlement was executed in July 2001. It is anticipated that a stipulation of settlement will be filed with the Delaware Court of Chancery in or before March 2002. The proposed settlement, which does not involve any payment by AXA Financial, is subject to a number of conditions, including confirmatory discovery and approval, after a hearing, by the Delaware Court of Chancery.

        In April 2001, an amended class action complaint entitled Miller, et al.
        v. Mitchell Hutchins Asset Management, Inc., et al. was filed in Federal District Court in the Southern District of Illinois against Alliance, Alliance Fund Distributors, Inc. ("AFD"), a wholly owned subsidiary of Alliance, and other defendants alleging violations of the Investment Company Act of 1940, as amended ("ICA"), and breaches of common law fiduciary duty. The allegations in the amended complaint concern six mutual funds with which Alliance has investment advisory agreements, including Premier Growth Fund, Alliance Health Care Fund, Alliance Growth Fund, Alliance Quasar Fund, Alliance Fund and Alliance Disciplined Value Fund. The amended complaint alleges principally that
        (i) certain advisory agreements concerning these funds were negotiated, approved, and executed in violation of the ICA, in particular because certain directors of these funds should be deemed interested under the ICA; (ii) the distribution plans for these funds were negotiated, approved, and executed in violation of the ICA; and (iii) the advisory fees and distribution fees paid to Alliance and AFD, respectively, are excessive and, therefore, constitute a breach of fiduciary duty. Alliance and AFD believe that plaintiffs' allegations are without merit and intend to vigorously defend against these allegations. At the present time, management of Alliance and AFD are unable to estimate the impact, if any, that the outcome of this action may have on Alliance's results of operations or financial condition.

        On December 7, 2001 a complaint entitled Benak v. Alliance Capital Management L.P. and Alliance Premier Growth Fund ("Benak Complaint") was filed in Federal District Court in the District of New Jersey against Alliance and Alliance Premier Growth ("Premier Growth Fund") alleging violation of the ICA. The principal allegations of the Benak Complaint are that Alliance breached its duty of loyalty to Premier Growth Fund because one of the directors of the General Partner of Alliance served as a director of Enron Corp. ("Enron") when Premier Growth Fund purchased shares of Enron and as a consequence thereof, the investment advisory fees paid to Alliance by Premier Growth Fund should be returned as a means of recovering for Premier Growth Fund the losses plaintiff alleges were caused by the alleged breach of the duty of loyalty. Plaintiff seeks recovery of fees paid by Premier Growth Fund to Alliance during the twelve months preceding the lawsuit. On December 21, 2001 a complaint entitled Roy v. Alliance Capital Management L.P. and Alliance Premier Growth Fund ("Roy Complaint") was filed in Federal District Court in the Middle District of Florida, Tampa Divisions, against Alliance and Premier Growth Fund. The allegations and relief sought in the Roy Complaint are virtually identical to the Benak Complaint. On December 26, 2001 a compliant entitled Roffe v. Alliance Capital Management L.P. and Alliance Premier Growth Fund ("Roffe Complaint") was filed in the Federal District Court in the District of New Jersey against Alliance and Premier Growth Fund. The allegations and relief sought in the Roffe Complaint are virtually identical to the Benak Complaint. On February 14, 2002, a complaint entitled Tatem v. Alliance Capital Management L.P. and Alliance Premier Growth Fund ("Tatem Complaint") was filed in the Federal District Court in the District of New Jersey against Alliance and Premier Growth Fund. The allegations and relief sought in the Tatem Complaint are virtually identical to the Benak Complaint. Alliance believes the plaintiffs' allegations in the Benak Complaint, Roy Complaint, Roffe Complaint and Tatem Complaint are without merit and intends to vigorously defend against these allegations. At the present time Alliance's management is unable to estimate the impact, if any, that the outcome of these actions may have on Alliance's results of operations or financial condition.

        Although the outcome of litigation generally cannot be predicted with certainty, the Company's management believes that (i) the settlement of the Brown, R.S.M., In re AXA Financial, Inc. Shareholders Litigation and the Uhrik litigations will not have a material adverse effect on the consolidated financial position or results of operations of the Company and (ii) the ultimate resolution of the other litigations described above should not have a material adverse effect on the consolidated financial position of the Company. The Company's management cannot make an estimate of loss, if any, or predict whether or not any of such other litigations described above will have a material adverse effect on the Company's consolidated results of operations in any particular period.

        In addition to the matters previously reported and those described above, the Holding Company, the Company and their subsidiaries are involved in various legal actions and proceedings in connection with their businesses. Some of the actions and proceedings have been brought on behalf of various alleged classes of claimants and certain of these claimants seek damages of unspecified amounts. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on the Company's consolidated financial position or results of operations.

        However, it should be noted that the frequency of large damage awards, including large punitive damage awards that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions, continues to create the potential for an unpredictable judgment in any given matter.

16)     LEASES

        The Company has entered into operating leases for office space and certain other assets, principally information technology equipment and office furniture and equipment. Future minimum payments under noncancelable operating leases for 2002 and the four successive years are $114.6 million, $107.3 million, $112.9 million, $100.5 million, $84.4 million and $921.0 million thereafter. Minimum future sublease rental income on these noncancelable operating leases for 2002 and the four successive years is $6.0 million, $4.6 million, $4.6 million, $4.6 million, $3.1 million and $21.1 million thereafter.

        At December 31, 2001, the minimum future rental income on noncancelable operating leases for wholly owned investments in real estate for 2002 and the four successive years is $80.3 million, $86.8 million, $82.9 million, $77.0 million, $75.4 million and $601.6 million thereafter.

        The Company has entered into capital leases for certain information technology equipment. Future minimum payments under noncancelable capital leases for 2002 and the three successive years are $4.9 million, $4.6 million, $2.7 million and $.9 million.

17)    INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

        Equitable Life is restricted as to the amounts it may pay as dividends to the Holding Company. Under the New York Insurance Law, a domestic life insurer may, without prior approval of the Superintendent, pay a dividend to its shareholders not exceeding an amount calculated based on a statutory formula. This formula would permit Equitable Life to pay shareholder dividends not greater than $544.0 million during 2002. Payment of dividends exceeding this amount requires the insurer to file notice of its intent to declare such dividends with the Superintendent who then has 30 days to disapprove the distribution. For 2001, 2000 and 1999, the Insurance Group statutory net income totaled $547.7 million, $1,068.6 million and $547.0 million, respectively. Statutory surplus, capital stock and Asset Valuation Reserve ("AVR") totaled $6,100.4 million and $6,226.5 million at December 31, 2001 and 2000, respectively. In 2001, 2000 and 1999, respectively, $1.7 billion, $250.0 million and $150.0 million in dividends were paid to the Holding Company by Equitable Life.

        At December 31, 2001, the Insurance Group, in accordance with various government and state regulations, had $23.5 million of securities deposited with such government or state agencies.

        In 1998 the National Association of Insurance Commissioners ("NAIC") approved a codification of statutory accounting practices ("Codification"), which provides regulators and insurers with uniform statutory guidance, addressing areas where statutory accounting previously was silent and changing certain existing statutory positions. Equitable Life and EOC became subject to Codification rules for all state filings upon adoption of Codification by the respective states.

        On December 27, 2000, an emergency rule was issued by the New York Insurance Department ("NYID"), which adopted Codification in New York effective on January 1, 2001 except where the guidance conflicted with New York Law. Equitable Life is required to prepare the Quarterly and Annual Statements and Audited financial statements in accordance with New York rules and regulations which are filed in all states. Differences between the New York regulations and Codification consist of the accounting for deferred taxes and goodwill.

        The implementation of Codification resulted in a $1,630.9 million increase to surplus and capital stock, principally due to the $1,660.8 million valuation adjustment related to Alliance.

        The NYID is currently expected to adopt Codification's accounting for deferred income taxes and goodwill effective in 2002. The impact of adopting the deferred tax accounting is estimated to be a $363.6 million decrease to surplus and capital stock at December 31, 2001.

        The application of the Codification rules as adopted by the State of Colorado had no significant effect on Equitable Life or EOC.

        The NYID requires quarterly disclosure reconciling both net income and capital and surplus between practices prescribed and permitted by the State of New York and the January 1, 2001 NAIC Accounting Practices and Procedures manual. The 2001 reconciliation for Equitable Life follows:

                                                                                    DECEMBER 31,
                                                                                       2001
                                                                                 -----------------
                                                                                   (IN MILLIONS)

        Net Income, State of New York basis ................................        $    543.7
        Prescribed Practices ...............................................              --
        Permitted Practices ................................................              --
                                                                                    ----------

        Net Income, NAIC Basis .............................................        $    543.7
                                                                                    ==========

        Statutory surplus and capital stock, State of New York basis .......        $  5,446.0
        Prescribed Practices:
            Deferred tax liability .........................................            (363.6)
        Permitted practices ................................................              --
                                                                                    ----------

        Statutory Surplus and Capital Stock, NAIC Basis ....................        $  5,082.4
                                                                                    ==========

        The differences between statutory surplus and capital stock determined in accordance with Statutory Accounting Principles ("SAP") and total shareholders' equity under GAAP are primarily: (a) the inclusion in SAP of an AVR intended to stabilize surplus from fluctuations in the value of the investment portfolio; (b) future policy benefits and policyholders' account balances under SAP differ from GAAP due to differences between actuarial assumptions and reserving methodologies;
        (c) certain policy acquisition costs are expensed under SAP but deferred under GAAP and amortized over future periods to achieve a matching of revenues and expenses; (d) Federal income taxes are generally accrued under SAP based upon revenues and expenses in the Federal income tax return while under GAAP deferred taxes provide for timing differences between recognition of revenues and expenses for financial reporting and income tax purposes; (e) the valuation of assets under SAP and GAAP differ due to different investment valuation and depreciation methodologies, as well as the deferral of interest-related realized capital gains and losses on fixed income investments; (f) the valuation of the investment in Alliance and Alliance Holding under SAP reflects a portion of the market value appreciation rather than the equity in the underlying net assets as required under GAAP; (g) the provision for future losses of the discontinued Wind-Up Annuities business is only required under GAAP; (h) reporting the surplus notes as a component of surplus in SAP but as a liability in GAAP; (i) computer software development costs are capitalized under GAAP but expensed under SAP; and
        (j) certain assets, primarily pre-paid assets, are not admissible under SAP but are admissible under GAAP.

        Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from GAAP. The following reconciles the Insurance Group's statutory change in surplus and capital stock and statutory surplus and capital stock determined in accordance with accounting practices prescribed by the NYID with net earnings and equity on a GAAP basis.

                                                                                  2001              2000              1999
                                                                               ----------        ----------        ----------
                                                                                               (IN MILLIONS)
        Net change in statutory surplus and
          capital stock ..............................................         $    104.1        $  1,321.4        $    848.8
        Change in asset valuation reserves ...........................             (230.2)           (665.5)             (6.3)
                                                                               ----------        ----------        ----------
        Net change in statutory surplus, capital stock
          and asset valuation reserves ...............................             (126.1)            655.9             842.5
        Adjustments:
          Future policy benefits and policyholders'
            account balances .........................................              278.7             262.6             (80.4)
          DAC ........................................................              458.5             469.1             198.2
          Deferred Federal income taxes ..............................             (354.8)           (127.3)           (154.3)
          Valuation of investments ...................................               67.9            (134.8)             21.5
          Valuation of investment subsidiary .........................           (1,507.9)            (29.2)           (133.6)
          Limited risk reinsurance ...................................               --                --               128.4
          Dividends paid to the AXA Financial ........................            1,700.0             250.0             150.0
          Capital contribution .......................................               --                --              (470.8)
          Stock option expense related to AXA's minority
            interest acquisition .....................................               --              (493.9)             --
          Other, net .................................................              135.8             448.8             253.8
          GAAP adjustments of Other Discontinued
            Operations ...............................................               (5.1)             54.3              51.3
                                                                               ----------        ----------        ----------
        Net Earnings of the Insurance Group ..........................         $    647.0        $  1,355.5        $    806.6
                                                                               ==========        ==========        ==========


                                                                                                DECEMBER 31,
                                                                               ----------------------------------------------
                                                                                  2001              2000              1999
                                                                               ----------        ----------        ----------
                                                                                               (IN MILLIONS)
        Statutory surplus and capital stock ..........................         $  5,446.0        $  5,341.9        $  4,020.5
        Asset valuation reserves .....................................              654.4             884.6           1,550.1
                                                                               ----------        ----------        ----------
        Statutory surplus, capital stock and asset
          valuation reserves .........................................            6,100.4           6,226.5           5,570.6
        Adjustments:
          Future policy benefits and policyholders'
            account balances .........................................           (1,120.7)         (1,399.4)         (1,662.0)
          DAC ........................................................            5,513.7           5,128.8           4,928.6
          Deferred Federal income taxes ..............................           (1,252.2)           (640.7)           (223.5)
          Valuation of investments ...................................              635.9             140.2            (717.3)
          Valuation of investment subsidiary .........................           (2,590.8)         (1,082.9)         (1,891.7)
          Limited risk reinsurance ...................................               --                --               (39.6)
          Issuance of surplus notes ..................................             (539.4)           (539.1)           (539.1)
          Other, net .................................................              942.6             776.2             501.5
          GAAP adjustments of Other Discontinued
            Operations ...............................................             (123.8)           (164.3)           (160.0)
                                                                               ----------        ----------        ----------
        Equity of the Insurance Group ................................         $  7,565.7        $  8,445.3        $  5,767.5
                                                                               ==========        ==========        ==========

18)     BUSINESS SEGMENT INFORMATION

        The Company's operations consist of Insurance and Investment Services. The Company's management evaluates the performance of each of these segments independently and allocates resources based on current and future requirements of each segment.

        The Insurance segment offers a variety of traditional, variable and interest-sensitive life insurance products, disability income, annuity products, mutual fund and other investment products to individuals and small groups. It also administers traditional participating group annuity contracts with conversion features, generally for corporate qualified pension plans, and association plans which provide full service retirement programs for individuals affiliated with professional and trade associations. This segment includes Separate Accounts for individual insurance and annuity products.

        The Investment Services segment principally includes Alliance. Alliance provides diversified investment management and related services globally to a broad range of clients including: (a) institutional clients, including pension funds, endowments and domestic and foreign financial institutions, (b) private clients, including high net worth individuals, trusts and estates and charitable foundations, (c) individual investors, principally through a broad line of mutual funds, and (d) institutional investors by means of in-depth research, portfolio strategy and other services. This segment also includes institutional Separate Accounts that provide various investment options for large group pension clients, primarily defined benefit and contribution plans, through pooled or single group accounts.

        Intersegment investment advisory and other fees of approximately $116.6 million, $153.2 million and $75.6 million for 2001, 2000 and 1999, respectively, are included in total revenues of the Investment Services segment.

        The following tables reconcile segment revenues and earnings from continuing operations before Federal income taxes to total revenues and earnings as reported on the consolidated statements of earnings and segment assets to total assets on the consolidated balance sheets, respectively.


                                                          2001             2000          1999
                                                      ------------    ------------    -----------
                                                                      (IN MILLIONS)
        SEGMENT REVENUES:
        Insurance ...............................     $    4,763.3    $    4,681.9    $   5,179.4
        Investment Services .....................          2,994.4         4,672.5        2,163.8
        Consolidation/elimination ...............            (90.0)         (113.2)         (23.5)
                                                      ------------    ------------    -----------
        Total Revenues ..........................     $    7,667.7    $    9,241.2    $   7,319.7
                                                      ============    ============    ===========


        SEGMENT EARNINGS (LOSS) FROM CONTINUING
          OPERATIONS BEFORE FEDERAL INCOME
          TAXES AND MINORITY INTEREST:
        Insurance ...............................     $      707.5    $     (192.5)   $     555.7
        Investment Services .....................            585.4         2,778.0          754.2
                                                      ------------    ------------    -----------
        Total Earnings from Continuing Operations
           before Federal Income Taxes and
           Minority Interest ....................     $    1,292.9    $    2,585.5    $   1,309.9
                                                      ============    ============    ===========

                                                          2001             2000          1999
                                                      ------------    ------------    -----------
                                                                      (IN MILLIONS)
        ASSETS:
        Insurance ...............................     $   84,568.9    $   88,641.1    $  86,840.1
        Investment Services .....................         15,808.8        16,807.2       12,961.7
        Consolidation/elimination ...............            (94.4)          (57.1)          (8.9)
                                                      ------------    ------------    -----------
        Total Assets ............................     $  100,283.3    $  105,391.2    $  99,792.9
                                                      ============    ============    ===========

19)     QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

        The quarterly results of operations for 2001 and 2000 are summarized below:

                                                                    THREE MONTHS ENDED

                                       -------------------------------------------------------------------------
                                          MARCH 31           JUNE 30           SEPTEMBER 30          DECEMBER 31
                                       -------------      -------------       ------------         -------------
                                                                      (IN MILLIONS)
        2001
        Total Revenues................ $     2,023.1      $     1,898.6       $    1,804.8         $    1,941.2
                                       =============      =============       ============         ============

        Earnings from Continuing
          Operations.................. $       227.1      $       120.3       $      119.2         $      140.0
                                        =============      =============       ============         ============

        Net Earnings.................. $       233.6      $       118.5       $      118.7         $      176.2
                                       =============      =============       ============         ============
        2000
        Total Revenues................ $     1,898.9      $     1,954.5       $    1,982.9         $    3,404.9
                                       =============      =============       ============         ============
        Earnings from Continuing
          Operations.................. $       226.6      $       256.9       $       70.5         $      742.9
                                       =============      =============       ============         ============
        Net Earnings.................. $       221.7      $       255.4       $       70.5         $      807.9
                                       =============      =============       ============         ============

20)     ACCOUNTING FOR STOCK-BASED COMPENSATION

        The Holding Company sponsors a stock incentive plan for employees of Equitable Life. Alliance sponsors its own stock option plans for certain employees. The Company has elected to continue to account for stock-based compensation using the intrinsic value method prescribed in APB No. 25. Had compensation expense as related to options awarded under AXA Financial's Stock Incentive Plans been determined based on SFAS No. 123's fair value based method, including the cost of the amendments and modifications made in connection with AXA's acquisition of the minority interest in the Holding Company, the Company's pro forma net earnings for 2001, 2000 and 1999 would have been $624.8 million, $1,627.3 million and $757.1 million, respectively.

        In conjunction with approval of the agreement for AXA's acquisition of the minority interest in the Holding Company's Common Stock, generally all outstanding options awarded under the 1997 and 1991 Stock Incentive Plans were amended to become immediately and fully exercisable pursuant to their terms upon expiration of the initial tender offer. In addition, the agreement provided that at the effective time of the merger, the terms of all outstanding options granted under those Plans would be further amended and converted into options of equivalent intrinsic value to acquire a number of AXA ordinary shares in the form of ADRs. Also pursuant to the agreement, holders of non-qualified options were provided with an alternative to elect cancellation of those options at the effective time of the merger in exchange for a cash payment from the Holding Company. For the year ended December 31, 2000, the Company recognized compensation expense of $493.9 million, representing the cost of these Plan amendments and modifications offset by an addition to capital in excess of par value.

        Beginning in 2001, under the 1997 Stock Incentive Plan, the Holding Company can issue options to purchase AXA ADRs. The options, which include Incentive Stock Options and Nonstatutory Stock Options, are issued at the fair market value of the AXA ADRs on the date of grant. Generally, one-third of stock options granted vest and become exercisable on each of the first three anniversaries of the date such options were granted. Options are currently exercisable up to 10 years from the date of grant.

        Following completion of the merger of AXA Merger with and into the Holding Company, certain employees exchanged AXA ADR options for tandem Stock Appreciation Rights ("SARs") and at-the-money AXA ADR options of equivalent intrinsic value. The maximum obligation for the SARs is $73.3 million, based upon the underlying price of AXA ADRs at January 2, 2001, the closing date of the aforementioned merger. The Company recorded a reduction in the SARs liability of $63.2 million for 2001, reflecting the variable accounting for the SARs, based on the change in the market value of AXA ADRs for the period ended December 31, 2001.

        The Black-Scholes option pricing model was used in determining the fair values of option awards used in the pro-forma disclosures above. The option pricing assumptions for 2001, 2000 and 1999 follow:


                                       HOLDING COMPANY                           ALLIANCE
                           -----------------------------------------   ------------------------------
                             2001(1)          2000         1999          2001      2000       1999
                           -------------  ------------- ------------   -------------------- ---------

        Dividend yield....    1.52%          0.32%         0.31%         5.80%     7.20%     8.70%

        Expected
          volatility......     29%            28%           28%           33%       30%       29%

        Risk-free interest
          rate............    4.98%          6.24%         5.46%         4.5%      5.90%     5.70%

        Expected life
          in years........      5              5             5            7.2       7.4        7

        Weighted average
          fair value per
          option at
          grant-date......    $9.42          $11.08       $10.78         $9.23     $8.32     $3.88

        (1) Beginning in 2001, the option pricing assumptions reflect options granted by the Holding Company representing rights to acquire AXA ADRs.

        A summary of the activity in the option shares of the Holding Company and Alliance's option plans follows, including information about options outstanding and exercisable at December 31, 2001. Outstanding options at January 2, 2001 to acquire AXA ADRs reflect the conversion of 11.5 million share options of the Holding Company that remained outstanding following the above-described cash settlement made pursuant to the agreement for AXA's acquisition of the minority interest in the Holding Company's Common Stock. All information presented below as related to options to acquire AXA ADRs gives appropriate effect to AXA's May 2001 four-for-one stock split and the related changes in ADR parity for each Holding Company share option:



                                                       HOLDING COMPANY                         ALLIANCE
                                             ------------------------------------   --------------------------------
                                                  Common
                                                   Stock            Weighted                           Weighted
                                                    and             Average                            Average
                                                  AXA ADRs          Exercise            Units          Exercise
                                               (In Millions)         Price          (In Millions)       Price
                                             -------------------  ---------------   -------------- -----------------
        Holding Company Option Shares:
        Balance as of
          December 31, 1998................       21.4              $22.00               12.3          $14.92
          Granted..........................        4.3              $31.70                2.0          $30.18
          Exercised........................       (2.4)             $13.26               (1.5)         $ 9.51
          Forfeited........................        (.6)             $24.29                (.3)         $17.79
                                             -------------------                    --------------

        Balance as of
          December 31, 1999................       22.7              $24.60               12.5          $17.95
          Granted..........................        6.5              $31.06                4.7          $50.93
          Exercised........................       (4.5)             $18.57               (1.7)         $10.90
          Forfeited........................       (1.2)             $26.15                (.1)         $26.62
                                             -------------------                    --------------

        Balance as of
          December 31, 2000................       23.5              $27.20               15.4          $28.73
                                             ===================  ==============

        AXA ADR Option Shares:
        Balance as of January 2, 2001......       18.3              $21.65
          Granted..........................       17.0              $31.55                2.5          $50.34
          Exercised........................       (2.2)             $11.57               (1.7)         $13.45
          Forfeited........................       (3.1)             $32.02                (.3)         $34.33
                                             -------------------                    --------------

        Balance as of
          December 31, 2001................       30.0              $26.89               15.9          $33.58
                                             ===================                    ==============

        Information about options outstanding and exercisable at December 31, 2001 follows:



                                            Options Outstanding                            Options Exercisable
                             ---------------------------------------------------   -------------------------------------
                                                   Weighted
                                                    Average         Weighted                               Weighted
              Range of             Number          Remaining        Average             Number              Average
              Exercise          Outstanding       Contractual       Exercise          Exercisable          Exercise
               Prices          (In Millions)     Life (Years)        Price           (In Millions)           Price
        --------------------------------------- ---------------- ---------------   ------------------   ----------------
              AXA ADRs
        ----------------------
        $ 6.325  - $ 9.01            1.9               2.25           $ 6.75              1.9                $ 6.75
        $10.195  - $14.30            2.2               5.69           $13.32              2.2                $13.34
        $15.995  - $22.84            5.2               7.29           $18.87              4.4                $18.74
        $26.095  - $33.025          15.7               6.58           $30.97              2.6                $26.78
        $36.03                       5.0               7.48           $36.03              5.0                $36.03
                              -----------------                                    ------------------
        $ 6.325  - $36.03           30.0               6.51           $26.89             16.1                $23.24
                              =================                                    ==================

              Alliance
        ----------------------
        $   7.97 - $18.78            4.7               4.20           $12.92              4.3                $12.48
        $  22.50 - $27.31            2.5               6.94           $26.29              1.4                $26.30
        $  30.25 - $46.78            1.7               7.93           $30.30               .6                $30.25
        $  48.50 - $50.56            4.9               9.18           $49.36               .5                $48.50
        $  51.10 - $58.50            2.1               8.95           $53.78               .5                $53.75
                              -----------------                                    ------------------
        $   7.97 - $58.50           15.9               7.20           $33.57              7.3                $21.42
                              =================                                    ==================

        The Company's ownership interest in Alliance will continue to be reduced upon the exercise of unit options granted to certain Alliance employees. Options are exercisable over a period of up to ten years.

        In 1997, Alliance Holding established a long-term incentive compensation plan under which grants are made to key employees for terms established by Alliance Holding at the time of grant. These awards include options, restricted Alliance Holding units and phantom restricted Alliance Holding units, performance awards, other Alliance Holding unit based awards, or any combination thereof. At December 31, 2001, approximately
        12.4 million Alliance Holding units of a maximum 40.0 million units were subject to options granted and 25,500 Alliance Holding units were subject to awards made under this plan.

21)     RELATED PARTY TRANSACTIONS

        Beginning January 1, 2000, the Company reimburses the Holding Company for expenses relating to the Excess Retirement Plan, Supplemental Executive Retirement Plan and certain other employee benefit plans that provide participants with medical, life insurance, and deferred compensation benefits. Such reimbursement was based on the cost to the Holding Company of the benefits provided which totaled $19.1 million and $16.0 million, respectively, for 2001 and 2000.

        The Company paid $590.5 million and $678.9 million, respectively, of commissions and fees to AXA Distribution and its subsidiaries for sales of insurance products for 2001 and 2000. The Company charged AXA Distribution's subsidiaries $522.6 million and $395.0 million, respectively, for their applicable share of operating expenses for 2001 and 2000, pursuant to the Agreements for Services.

        In September 2001, Equitable Life loaned $400.0 million to AXA Insurance Holding Co. Ltd., a subsidiary of AXA. This investment has an interest rate of 5.89% and matures on June 15, 2007. All payments, including interest payable semi-annually, are guaranteed by AXA.

        Both Equitable Life and Alliance, along with other AXA affiliates, participate in certain cost sharing and servicing agreements which include technology and professional development arrangements. Payments by Equitable Life and Alliance to AXA totaled approximately $12.7 million in 2001.

        Commissions, fees and other income includes certain revenues for services provided to mutual funds managed by Alliance described below:

                                                                  2001               2000               1999
                                                            -----------------   ----------------  ------------------
                                                                                 (IN MILLIONS)
       Investment advisory and services fees..............   $     1,088.2       $     1,021.8     $       895.8
       Distribution revenues..............................           544.6               621.6             441.8
       Shareholder servicing fees.........................            87.2                85.6              62.3
       Other revenues.....................................            11.0                11.6               9.9
       Brokerage..........................................             9.0                 1.7               --


22)      PRO FORMA FINANCIAL INFORMATION (UNAUDITED)

        Assuming the Bernstein acquisition had occurred on January 1, 1999, revenues for the Company would have been $8.79 billion and $7.05 billion for 2000 and 1999, respectively, on a pro forma basis. The impact of the acquisition on net earnings on a pro-forma basis would not have been material.

        This pro forma financial information does not necessarily reflect the results of operations that would have resulted had the Bernstein acquisition actually occurred on January 1, 1999, nor is the pro forma financial information necessarily indicative of the results of operations that may be achieved for any future period.

Appendix I: Information on market performance

--------------------------------------------------------------------------------

In reports or other communications to policyowners or in advertising material, we may describe general economic and market conditions affecting our variable investment options, and the Portfolios and may compare the performance or ranking of those options and the Portfolios with:

o those of other insurance company separate accounts or mutual funds included in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc. or similar investment services that monitor the performance of insurance company separate accounts or mutual funds;

o other appropriate indices of investment securities, the Consumer Price Index and averages for peer universes of mutual funds;

o  data developed by us derived from such indices or averages; or

o other appropriate types of securities (e.g., common stocks, long-term government bonds, long-term corporate bonds, intermediate term government bonds, and U.S. treasury bills).

We also may furnish to present or prospective policyowners advertisements or other communications that include evaluations of a variable investment option or Portfolio by nationally recognized financial publications. Examples of such publications are:
--------------------------------------------------------------------------------
Barron's
Morningstar's Variable Annuities/Life
Business Week
Forbes
Fortune
Institutional Investor
Money
Kiplinger's Personal Finance
Financial Planning
Investment Adviser

Investment Management Weekly
Money Management Letter
Investment Dealers Digest
National Underwriter
Pension & Investments
USA Today
Investor's Business Daily
The New York Times
The Wall Street Journal
The Los Angeles Times
The Chicago Tribune
--------------------------------------------------------------------------------
Lipper Analytical Services, Inc. (Lipper) compiles performance data for peer universes of Portfolios with similar investment objectives in its Lipper Variable Insurance Products Performance Analysis Service (Lipper Survey). Morningstar, Inc. compiles similar data in the Morningstar Variable
Annuity/Life Report (Morningstar Report).

The Lipper Survey records performance data as reported to it by over 800 mutual funds underlying variable annuity and life insurance products. It divides these actively managed portfolios into 25 categories by portfolio objectives. The Lipper Survey contains two different universes, which reflect different types of fees in performance data:

o The "Separate Account" universe reports performance data net of investment management fees, direct operating expenses and asset-based charges applicable under variable insurance and annuity contracts; and

o The "Mutual Fund" universe reports performance net only of investment management fees and direct operating expenses, and therefore reflects only charges that relate to the underlying mutual fund.

The Morningstar Report consists of nearly 700 variable life and annuity portfolios, all of which report their data net of investment management fees, direct operating expenses and separate account level charges.


LONG-TERM MARKET TRENDS

Historically, the investment performance of common stocks over the long term has generally been superior to that of long- or short-term debt securities. However, common stocks have also experienced dramatic changes in value over short periods of time. One of our variable investment options that invests primarily in common stocks may, therefore, be a desirable selection for owners who are willing to accept such risks. If, on the other hand, you wish to limit your short-term risk, you may find it preferable to allocate a smaller percentage of net premiums to those options that invest primarily in common stock. All investments in securities, whether equity or debt, involve varying degrees of risk. They also offer varying degrees of potential reward.


                                   Appendix I: Information on market performance

                      (This page intentionally left blank)

Appendix II: An index of key words and phrases

--------------------------------------------------------------------------------

This index should help you locate more information on the terms used in this prospectus.





                                    Page
   account value                      17
   Administrative office               5
   age                                27
   Allocation date                    12
   alternative death benefit          14
   amount at risk                     30
   anniversary                        27
   assign; assignment                 26
   automatic transfer service         18
   AXA Advisors, LLC                  32
   AXA Financial, Inc.                 4
   AXA Premier VIP Trust           cover
   basis                              22
   beneficiary                        16
   business day                       26
   Cash Surrender Value               21
   Code                               22
   collateral                         20
   cost of insurance charge           31
   cost of insurance rates            31
   customer loyalty credit            31
   day                                26
   death benefit guarantee            11
   default                            10
   disruptive transfer activity       30
   dollar cost averaging service      18
   enhanced death benefit guarantee   11
   EQAccess                            5
   EQ Advisors Trust               cover
   EQ Financial Consultants           32
   Equitable Life                      4
   Equitable Access Account           16
   face amount                        14
   grace period                       10
   guaranteed interest option         14
   guarantee premium                  11
   Guaranteed Interest Account        17
   Incentive Life(SM)              cover
   Incentive term rider               15
   insured person                     14
   investment funds                   13
   investment option                  12
   issue date                         27
   lapse                              10
   loan, loan interest                20
   market timing                      30
   modified endowment contract        22
   month, year                        27
   monthly deduction                   6
   net cash surrender value           21
   no-lapse guarantee                 11
   Option A, B                        14
   our                                 2
   owner                               2
   paid up                            22
   paid up death benefit guarantee    12
   partial withdrawal                 20
   payment option                     16


                                    Page
   planned periodic premium           10
   policy                          cover
   Portfolio                       cover
   premium payments                   10
   prospectus                      cover
   rebalancing                        27
   receive                            26
   restore, restoration               10
   rider                              15
   SEC                             cover
   Separate Account FP                29
   state                               2
   subaccount                         29
   surrender                          21
   surrender charge                    6
   target premium                      6
   telephone transfers                18
   transfers                          18
   Trusts                             12
   units                              17
   unit values                        17
   us                                  2
   variable investment option         13
   we                                  2
   withdrawal                         20
   you, your                           2


                                  Appendix II: An index of key words and phrases

                      (This page intentionally left blank)

Incentive Life(SM)

A flexible premium variable life insurance policy



PROSPECTUS DATED MAY 1, 2002

Please read this prospectus and keep it for future reference. It contains important information that you should know before purchasing, or taking any other action under a policy. Also, at the end of this prospectus you will find attached a separate prospectus for each Trust, which contains important information about that Trust's Portfolios.


--------------------------------------------------------------------------------


This prospectus describes many aspects of an Incentive Life(SM) policy, but is not itself a policy. The policy is the actual contract that determines your benefits and obligations under Incentive Life(SM). To make this prospectus easier to read, we sometimes use different words than the policy. Equitable Life or your financial professional can provide any further explanation about your policy.


WHAT IS INCENTIVE LIFE(SM)?

Incentive Life(SM) is issued by Equitable Life. It provides life insurance coverage, plus the opportunity for you to earn a return in our guaranteed interest option and/or one or more of the following variable investment options:



--------------------------------------------------------------------------------
 Variable investment options
--------------------------------------------------------------------------------
o AXA Premier VIP Core Bond*              o EQ/Bernstein Diversified Value
o AXA Premier VIP Health Care*            o EQ/Calvert Socially Responsible**
o AXA Premier VIP International Equity*   o EQ/Capital Guardian International
o AXA Premier VIP Large Cap Core          o EQ/Capital Guardian Research
  Equity*                                 o EQ/Capital Guardian U.S. Equity
o AXA Premier VIP Large Cap Growth*       o EQ/Emerging Markets Equity
o AXA Premier VIP Large Cap Value*        o EQ/Equity 500 Index
o AXA Premier VIP Small/Mid Cap           o EQ/Evergreen Omega**
  Growth*                                 o EQ/FI Mid Cap
o AXA Premier VIP Small/Mid Cap Value*    o EQ/FI Small/Mid Cap Value
o AXA Premier VIP Technology*             o EQ/High Yield(1)
o EQ/Aggressive Stock                     o EQ/International Equity Index
o EQ/Alliance Common Stock                o EQ/J.P. Morgan Core Bond
o EQ/Alliance Global**                    o EQ/Janus Large Cap Growth
o EQ/Alliance Growth and Income**         o EQ/Lazard Small Cap Value
o EQ/Alliance Growth Investors**          o EQ/Marsico Focus+
o EQ/Alliance Intermediate Government     o EQ/Mercury Basic Value Equity**
  Securities**                            o EQ/MFS Emerging Growth Companies
o EQ/Alliance International**             o EQ/MFS Investors Trust
o EQ/Alliance Money Market                o EQ/MFS Research
o EQ/Alliance Premier Growth              o EQ/Putnam Growth & Income Value
o EQ/Alliance Quality Bond**              o EQ/Putnam International Equity
o EQ/Alliance Small Cap Growth            o EQ/Putnam Voyager(2)
o EQ/Alliance Technology                  o EQ/Small Company Index
o EQ/Balanced**
--------------------------------------------------------------------------------



 * Anticipated to become available on or about May 13, 2002, subject to state availability.
**  Available May 13, 2002.
+   Subject to state availability.
(1) Formerly named "EQ/Alliance High Yield."
(2) Formerly named "EQ/Putnam Investors Growth."


Amounts that you allocate under your policy to any of the variable investment options are invested in a corresponding "Portfolio" that is part of EQ Advisors Trust or AXA Premier VIP Trust (the "Trusts"), which are mutual funds. Your investment results in a variable investment option will depend on those of the related Portfolio. Any gains will generally be tax deferred and the life insurance benefits we pay if the policy's insured person dies will generally be income tax free.


OTHER CHOICES YOU HAVE. You have considerable flexibility to tailor the policy to your needs. For example, subject to our rules, you can (1) choose when and how much you contribute (as "premiums") to your policy, (2) pay certain premium amounts to guarantee that your insurance coverage will continue for a number of years, regardless of investment performance, (3) borrow or withdraw amounts you have accumulated, (4) change the amount of insurance coverage, (5) choose between two life insurance benefit options, (6) elect to receive an insurance benefit if the insured person becomes terminally ill, and (7) obtain certain optional benefits that we offer by "riders" to your policy.


Your financial professional can provide you with information about all forms of life insurance available from us and help you decide which may best meet your needs. Replacing existing insurance with Incentive Life(SM) or another policy may not be to your advantage.



The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense. The policies are not insured by the FDIC or any other agency. They are not deposits or other obligations of any bank and are not bank guaranteed. They are subject to investment risks and possible loss of principal.

                                                                            AX-D

                                                                          X00321

Contents of this prospectus

--------------------------------------------------------------------------------


INCENTIVE LIFE(SM)
--------------------------------------------------------------------------------
What is Incentive Life(SM)?                                              Cover
Who is Equitable Life?                                                       4

How to reach us                                                              5
Charges and expenses you will pay                                            6

Risks you should consider                                                    9




--------------------------------------------------------------------------------

1. POLICY FEATURES AND BENEFITS                                             10

--------------------------------------------------------------------------------

How you can pay for and contribute to your policy                           10
The minimum amount of premiums you must pay                                 10
You can guarantee that your policy will not terminate
  before a certain date                                                     11
You can elect a "paid up" death benefit guarantee                           12
Investment options within your policy                                       12
About your life insurance benefit                                           14
You can increase or decrease your insurance coverage                        15
Other benefits you can add by rider                                         15
Your options for receiving policy proceeds                                  16
Your right to cancel within a certain number of days                        16
Variations among Incentive Life(SM) policies                                17
Other Equitable Life policies                                               17




--------------------------------------------------------------------------------

2. DETERMINING YOUR POLICY'S VALUE                                          18

--------------------------------------------------------------------------------

Your account value                                                          18





--------------------------------------------------------------------------------

3. TRANSFERRING YOUR MONEY AMONG OUR INVESTMENT OPTIONS                     19

--------------------------------------------------------------------------------

Transfers you can make                                                      19
Telephone and EQAccess transfers                                            19
Our dollar cost averaging service                                           19
Our asset rebalancing service                                               19




--------------------------------------------------------------------------------

4. ACCESSING YOUR MONEY                                                     21

--------------------------------------------------------------------------------

Borrowing from your policy                                                  21
Making withdrawals from your policy                                         21
Surrendering your policy for its net cash
  surrender value                                                           22
Your option to receive a living benefit                                     22



----------------------
"We," "our" and "us" refers to Equitable Life. "Financial professional" means the registered representative who is offering you this policy.

When we use the word "state," we also mean any other local jurisdiction whose laws or regulations affect a policy.

When we address the reader of this prospectus with words such as "you" and "your," we mean the person or persons having the right or responsibility that the prospectus is discussing at that point. This usually is the policy's owner. If a policy has more than one owner, all owners must join in the exercise of any rights an owner has under the policy, and the word "owner" therefore refers to all owners.


This prospectus does not offer Incentive Life(SM) anywhere such offers are not lawful. Equitable Life does not authorize any information or representation about the offering other than that contained or incorporated in this prospectus, in any current supplements thereto, or in any related sales materials authorized by Equitable Life.


2  Contents of this prospectus

--------------------------------------------------------------------------------
5. TAX INFORMATION                                                          23

--------------------------------------------------------------------------------

Basic tax treatment for you and your beneficiary                            23
Tax treatment of distributions to you                                       23
Tax treatment of living benefits proceeds                                   24
Effect of policy on interest deductions taken by
  business entities                                                         24
Requirement that we diversify investments                                   24
Estate, gift, and generation-skipping taxes                                 25
Pension and profit-sharing plans                                            25
Other employee benefit programs                                             25
ERISA                                                                       25
Our taxes                                                                   25
When we withhold taxes from distributions                                   25
Possibility of future tax changes                                           25




--------------------------------------------------------------------------------

6. MORE INFORMATION ABOUT PROCEDURES THAT
   APPLY TO YOUR POLICY                                                     27

--------------------------------------------------------------------------------

Ways to make premium and loan payments                                      27
Requirements for surrender requests                                         27
Ways we pay policy proceeds                                                 27
Assigning your policy                                                       27
Dates and prices at which policy events occur                               27
Policy issuance                                                             28
Gender-neutral policies                                                     29




--------------------------------------------------------------------------------

7. MORE INFORMATION ABOUT OTHER MATTERS                                     30

--------------------------------------------------------------------------------

Your voting privileges                                                      30
About our Separate Account FP                                               30
About our general account                                                   30
You can change your policy's insured person                                 31
Transfers of your account value                                             31
Disruptive transfer activity                                                31
Telephone and EQAccess requests                                             31
Deducting policy charges                                                    32
Customer loyalty credit                                                     32
Suicide and certain misstatements                                           32
When we pay policy proceeds                                                 32
Changes we can make                                                         33
Reports we will send you                                                    33
Legal proceedings                                                           33
Illustrations of policy benefits                                            33
SEC registration statement                                                  33
How we market the policies                                                  34
Insurance regulation that applies to Equitable Life                         34
Directors and principal officers                                            35




--------------------------------------------------------------------------------

8. FINANCIAL STATEMENTS OF SEPARATE ACCOUNT FP AND EQUITABLE LIFE           41

--------------------------------------------------------------------------------
Separate Account FP financial statements                                   A-1
Equitable Life financial statements                                        F-1

--------------------------------------------------------------------------------
APPENDICES
--------------------------------------------------------------------------------

I -- Information on market performance
II -- An index of key words and phrases


--------------------------------------------------------------------------------

EQ ADVISORS TRUST PROSPECTUS AND AXA PREMIER VIP TRUST PROSPECTUS   (follow
   the Appendices of this prospectus, but are not a part of this prospectus)
--------------------------------------------------------------------------------


                                                  Contents of this prospectus  3

Who is Equitable Life?

--------------------------------------------------------------------------------

We are The Equitable Life Assurance Society of the United States ("Equitable Life"), a New York stock life insurance corporation. We have been doing business since 1859. Equitable Life is a subsidiary of AXA Financial, Inc. AXA, a French holding company for an international group of insurance and related financial services companies is the sole shareholder of AXA Financial, Inc. As the sole shareholder, and under its other arrangements with Equitable Life and Equitable Life's parent, AXA exercises significant influence over the operations and capital structure of Equitable Life and its parent. No company other than Equitable Life, however, has any legal responsibility to pay amounts that Equitable Life owes under the policies.


AXA Financial, Inc. and its consolidated subsidiaries managed approximately $481.0 billion in assets as of December 31, 2001. For more than 100 years Equitable Life has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, N.Y. 10104.



4  Who is Equitable Life?

HOW TO REACH US


To obtain (1) any forms you need for communicating with us, (2) unit values and other values under your policy, and (3) any other information or materials that we provide in connection with your policy or the Portfolios, you may communicate with our processing office as listed below for the purposes described. Please refer to "Telephone and EQAccess requests" for effective dates for processing telephone, Internet and facsimile requests, later in this prospectus.



--------------------------------------------------------------------------------
 BY MAIL:
--------------------------------------------------------------------------------


At the Post Office Box for our Administrative Office:
Equitable Life - AXA Distributors Service Center

P.O. Box 1047
Charlotte, North Carolina 28201-1047


--------------------------------------------------------------------------------
 BY EXPRESS DELIVERY ONLY:
--------------------------------------------------------------------------------

At the Street Address for our Administrative Office:

Equitable Life - AXA Distributors Service Center

10840 Ballantyne Commons Parkway
Charlotte, North Carolina 28277
1-704-341-7000 (for express delivery purposes only)


--------------------------------------------------------------------------------
 BY TOLL-FREE PHONE:
--------------------------------------------------------------------------------


Automated system available 22 hours every day from 6 AM to 4 AM, Eastern Time; customer service representative available weekdays 8 AM to 9 PM, Eastern Time:
1-888-855-5100



--------------------------------------------------------------------------------
 BY E-MAIL:
--------------------------------------------------------------------------------

life-service@equitable.com




--------------------------------------------------------------------------------
 BY FACSIMILE ("FAX"):
--------------------------------------------------------------------------------


1-704-540-2199


--------------------------------------------------------------------------------
 BY INTERNET:
--------------------------------------------------------------------------------

Our Web site (www.equitable.com) can also provide you information; some of the forms listed below are available for you to print out through our web site by clicking on "Contact Us." You can access your policy information through our Web site by enrolling in EQAccess.

                      ----------------------------------

We require that the following types of communications be on specific forms we provide for that purpose:

(1) request for dollar cost averaging (our automatic transfer service);

(2) authorization for telephone transfers by a person who is not both the insured person and the owner;

(3) request for asset rebalancing; and

(4) designation of new policy owner(s).

We also have specific forms that we recommend you use for the following:

(a) policy surrenders;

(b) address changes;

(c) beneficiary changes;

(d) transfers between investment options; and

(e) changes in allocation percentages for premiums and deductions.


You can change your allocation percentages and/or transfer among investment options (1) by toll-free phone, (2) over the Internet through EQAccess or (3) by writing our Administrative Office. For more information about transaction requests you can make by phone or over the Internet, see "Telephone and EQAccess transfers" and "Telephone and EQAccess requests" later in this prospectus.

Certain methods of contacting us, such as by telephone or electronically may be unavailable or delayed (for example our fax service may not be available at all times and/or we may be unavailable due to emergency closing). In addition, the level of service available may be restricted based on criteria established by us.

We reserve the right to limit access to these services if we determine that you are engaged in a disruptive transfer activity, such as "market timing" (see "Disruptive transfer activity" in "More information about other matters").


Except for properly authorized telephone or Internet transactions, any notice or request that does not use our standard form must be in writing. It must be dated and signed by you and should also specify your name, the insured person's name (if different), your policy number, and adequate details about the notice you wish to give or other action you wish us to take. We may require you to return your policy to us before we make certain policy changes that you may request.

The proper person to sign forms, notices and requests would normally be the owner or any other person that our procedures permit to exercise the right or privilege in question. If there are joint owners all must sign. Any irrevocable beneficiary or assignee that we have on our records also must sign certain types of requests.

You should send all requests and notices to our Administrative Office at the addresses specified above. We will also accept requests and notices by fax at the above number, if we believe them to be genuine. We reserve the right, however, to require an original signature before acting on any faxed item. You must send premium payments after the first one to our Administrative Office at the above addresses; except that you should send any premiums for which we have billed you to the address on the billing notice.


                                                       Who is Equitable Life?  5

Charges and expenses you will pay

--------------------------------------------------------------------------------

TABLE OF POLICY CHARGES


This table shows the charges that we deduct under the terms of your policy. For more information about some of these charges, see "Deducting policy charges" later in this prospectus. The Illustrations of Policy Benefits that your financial professional will provide will show the impact of the actual current and guaranteed maximum rates, if applicable, of the following policy charges, based on various assumptions.



------------------------------------------------------------------------------------------------------------------------------------
Charges we deduct from         Premium charge                      (a) 6% of each premium payment you make up to a certain amount(1)
amounts you contribute to                                          and (b) 3% of each premium payment thereafter (which we may
your policy:                                                       increase up to 6%)(2)
------------------------------------------------------------------------------------------------------------------------------------
Charges we deduct from your    Administrative charge(3)            (i) For adults (age 18 and older), $20 in each of your policy's
policy's value each month:                                         first 12 months; or, for children, $10 in each of your policy's first 24 months and (ii) for everyone, $7 in each subsequent month (which we may increase up to $10)
                               -----------------------------------------------------------------------------------------------------
                               Cost of insurance charges(3) and    Amount varies depending on the specifics of your policy(4)
                               optional rider charges
                               -----------------------------------------------------------------------------------------------------
                               Charge if you have elected our      $.02 for each $1,000 of your policy's face amount at the time the
                               optional enhanced death             charge is deducted(5)
                               benefit guarantee
------------------------------------------------------------------------------------------------------------------------------------
Charges we deduct from your    Mortality and expense               0.60% (effective annual rate) of the value you have in our
policy's variable investment   risk charge                         variable investment options. We may increase this rate up to
performance each day:                                              0.90% (effective annual rate)(6)
------------------------------------------------------------------------------------------------------------------------------------
Charges we deduct from your    Surrender (turning in) or           A surrender charge that will not exceed the amount set forth in
account value at the time of   termination of your policy during   your policy(7) (we will also deduct the remaining amount of
the transaction:               its first 15 years                  surrendercharge associated with any face amount increase, as discussed immediately below)
                               -----------------------------------------------------------------------------------------------------
                               Surrender or termination of your    An amount of surrender charge that we will compute
                               policy during the first 15 years    on essentially the same basis as if each such face
                               after you have requested an         amount increase had been a separate, newly-issued
                               increase in your policy's face      Incentive Life(SM) policy(8)
                               amount
                               -----------------------------------------------------------------------------------------------------
                               Requested decrease in your          A pro rata portion of the full surrender charge that
                               policy's face amount                would apply to a surrender at the time of the decrease
                               -----------------------------------------------------------------------------------------------------
                               Transfers among investment          $0 (current): $25 per transfer (maximum)(9)
                               options
------------------------------------------------------------------------------------------------------------------------------------


(1) Up to an amount equal to ten "target premiums." The "target premium" is actuarially determined for each policy, based on that policy's characteristics.


(2) We may increase this charge higher than 6%, however, as a result of changes in the tax laws which increase our expenses.


(3) Not applicable after the insured person reaches age 100.

(4) See "Monthly cost of insurance charge" and "Other benefits you can add by rider" later in this prospectus.

(5) The "face amount" is the basic amount of insurance coverage under your policy.

(6) This charge does not apply to amounts in our guaranteed interest option.

(7) Beginning in your policy's ninth year, this amount declines at a constant rate each month until no surrender charge applies to surrender made after the policy's 15th year. The initial amount of surrender charge depends on each policy's specific characteristics. For any policy, the lowest initial surrender charge per $1,000 of initial face amount would be $2.91, and the highest initial surrender charge per $1,000 of initial face amount would be $12.99.

(8) This additional surrender charge, however, applies only to the amount (if any) by which the increase causes the face amount to exceed its highest previous amount. For these purposes, we disregard any face amount changes that we make automatically as a result of any change in your death benefit option.


(9) No charge, however, will ever apply to a transfer of all of your variable investment option amounts to our guaranteed interest option, or to any transfer pursuant to our Dollar Cost Averaging service or Asset Rebalancing service, as discussed later in this prospectus.



6 Charges and expenses you will pay

YOU ALSO BEAR YOUR PROPORTIONATE SHARE OF ALL FEES AND EXPENSES PAID BY A "PORTFOLIO" THAT CORRESPONDS TO ANY VARIABLE INVESTMENT OPTION YOU ARE USING:

This table shows the fees and expenses for 2001 as an annual percentage of each Portfolio's daily average net assets. These fees and expenses are reflected in the Portfolio's net asset value each day. Therefore, they reduce the investment return of the Portfolio and of the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year.





------------------------------------------------------------------------------------------------------------------------------------
                                                                              2001 Fees and Expenses
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Fee Waivers
                                                                                                     and/or
                                                                                          Total     Expense       Net Total
                                              Management                      Other      Annual     Reimburse-     Annual
                                                Fees(1)       12b-1 Fees   Expenses(2)   Expenses     ments(3)     Expenses
------------------------------------------------------------------------------------------------------------------------------------
 AXA PREMIER VIP TRUST
------------------------------------------------------------------------------------------------------------------------------------
AXA Premier VIP Core Bond                        0.60%         0.25%          0.84%         1.69%      (0.74)%       0.95%
AXA Premier VIP Health Care                      1.20%         0.25%          1.16%         2.61%      (0.76)%       1.85%
AXA Premier VIP International Equity             1.05%         0.25%          0.93%         2.23%      (0.43)%       1.80%
AXA Premier VIP Large Cap Core Equity            0.90%         0.25%          0.93%         2.08%      (0.73)%       1.35%
AXA Premier VIP Large Cap Growth                 0.90%         0.25%          0.79%         1.94%      (0.59)%       1.35%
AXA Premier VIP Large Cap Value                  0.90%         0.25%          1.02%         2.17%      (0.82)%       1.35%
AXA Premier VIP Small/Mid Cap Growth             1.10%         0.25%          0.93%         2.28%      (0.68)%       1.60%
AXA Premier VIP Small/Mid Cap Value              1.10%         0.25%          1.15%         2.50%      (0.90)%       1.60%
AXA Premier VIP Technology                       1.20%         0.25%          1.02%         2.47%      (0.62)%       1.85%
------------------------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST
------------------------------------------------------------------------------------------------------------------------------------
EQ/Aggressive Stock                              0.61%         0.25%          0.08%         0.94%         --         0.94%
EQ/Alliance Common Stock                         0.46%         0.25%          0.07%         0.78%         --         0.78%
EQ/Alliance Global                               0.73%         0.25%          0.12%         1.10%         --         1.10%
EQ/Alliance Growth and Income                    0.57%         0.25%          0.06%         0.88%         --         0.88%
EQ/Alliance Growth Investors                     0.57%         0.25%          0.06%         0.88%         --         0.88%
EQ/Alliance Intermediate Government Securities   0.50%         0.25%          0.12%         0.87%         --         0.87%
EQ/Alliance International                        0.85%         0.25%          0.25%         1.35%         --         1.35%
EQ/Alliance Money Market                         0.33%         0.25%          0.07%         0.65%         --         0.65%
EQ/Alliance Premier Growth                       0.90%         0.25%          0.06%         1.21%      (0.06)%       1.15%
EQ/Alliance Quality Bond                         0.53%         0.25%          0.07%         0.85%         --         0.85%
EQ/Alliance Small Cap Growth                     0.75%         0.25%          0.06%         1.06%         --         1.06%
EQ/Alliance Technology                           0.90%         0.25%          0.08%         1.23%      (0.08)%       1.15%
EQ/Balanced                                      0.57%         0.25%          0.08%         0.90%         --         0.90%
EQ/Bernstein Diversified Value                   0.65%         0.25%          0.09%         0.99%      (0.04)%       0.95%
EQ/Calvert Socially Responsible                  0.65%         0.25%          1.46%         2.36%      (1.31)%       1.05%
EQ/Capital Guardian International                0.85%         0.25%          0.29%         1.39%      (0.19)%       1.20%
EQ/Capital Guardian Research                     0.65%         0.25%          0.15%         1.05%      (0.10)%       0.95%
EQ/Capital Guardian U.S. Equity                  0.65%         0.25%          0.11%         1.01%      (0.06)%       0.95%
EQ/Emerging Markets Equity                       1.15%         0.25%          0.68%         2.08%      (0.28)%       1.80%
EQ/Equity 500 Index                              0.25%         0.25%          0.06%         0.56%         --         0.56%
EQ/Evergreen Omega                               0.65%         0.25%          0.99%         1.89%      (0.94)%       0.95%
EQ/FI Mid Cap                                    0.70%         0.25%          0.27%         1.22%      (0.22)%       1.00%
EQ/FI Small/Mid Cap Value                        0.75%         0.25%          0.11%         1.11%      (0.01)%       1.10%
EQ/High Yield                                    0.60%         0.25%          0.07%         0.92%         --         0.92%
EQ/International Equity Index                    0.35%         0.25%          0.50%         1.10%         --         1.10%
EQ/J.P. Morgan Core Bond                         0.45%         0.25%          0.11%         0.81%      (0.01)%       0.80%
EQ/Janus Large Cap Growth                        0.90%         0.25%          0.14%         1.29%      (0.14)%       1.15%
EQ/Lazard Small Cap Value                        0.75%         0.25%          0.13%         1.13%      (0.03)%       1.10%
EQ/Marsico Focus                                 0.90%         0.25%          2.44%         3.59%      (2.44)%       1.15%
EQ/Mercury Basic Value Equity                    0.60%         0.25%          0.10%         0.95%         --         0.95%
EQ/MFS Emerging Growth Companies                 0.63%         0.25%          0.09%         0.97%         --         0.97%
EQ/MFS Investors Trust                           0.60%         0.25%          0.12%         0.97%      (0.02)%       0.95%
EQ/MFS Research                                  0.65%         0.25%          0.07%         0.97%      (0.02)%       0.95%
EQ/Putnam Growth & Income Value                  0.60%         0.25%          0.13%         0.98%      (0.03)%       0.95%
------------------------------------------------------------------------------------------------------------------------------------


                                             Charges and expenses you will pay 7

------------------------------------------------------------------------------------------------------------------------------------
                                                                              2001 Fees and Expenses
------------------------------------------------------------------------------------------------------------------------------------
EQ/Putnam International Equity                   0.85%         0.25%          0.29%         1.39%      (0.14)%       1.25%
EQ/Putnam Voyager                                0.65%         0.25%          0.08%         0.98%      (0.03)%       0.95%
EQ/Small Company Index                           0.25%         0.25%          0.35%         0.85%         --         0.85%
------------------------------------------------------------------------------------------------------------------------------------



(1) The management fees shown reflect revised management fees, effective May 1, 2001, which were approved by shareholders. The management fees for each Portfolio cannot be increased without a vote of each Portfolio's shareholders.

(2) The amounts shown as "Other Expenses" will fluctuate from year to year depending on actual expenses. Since initial seed capital was invested for the EQ/Marsico Focus portfolio on August 31, 2001, "Other Expenses" shown have been annualized. Also, initial seed capital was invested for the Portfolios of the AXA Premier VIP Trust on December 31, 2001; thus "Other Expenses" shown are estimated. See footnote (3) for expense limitation agreement information.

(3) Equitable Life, the Trusts' manager, has entered into Expense Limitation Agreements with respect to certain Portfolios, which are effective through April 30, 2003. Under these agreements Equitable Life has agreed to waive or limit its fees and assume other expenses of each of these Portfolios, if necessary, in an amount that limits each Portfolio's Total Annual Expenses (exclusive of interest, taxes, brokerage commissions, capitalized expenditures and extraordinary expenses) to not more than the amounts specified above as Net Total Annual Expenses. Portfolios that show "--" in this column have no expense limitation arrangement in effect. See the prospectuses for each Trust for more information about the Expense Limitation Agreements.


HOW WE ALLOCATE CHARGES AMONG YOUR INVESTMENT OPTIONS

In your application for a policy, you tell us from which investment options you want us to take the policy's monthly deductions as they fall due. You can change these instructions at any time. If we cannot deduct the charge as your most current instructions direct, we will allocate the deduction among your investment options proportionately to your value in each.



8 Charges and expenses you will pay

Risks you should consider


--------------------------------------------------------------------------------

CHANGES IN CHARGES

We reserve the right in the future to (1) make a charge for certain taxes or reserves set aside for taxes (see "Our taxes" later in this prospectus); (2) make a charge for the operating expenses of our variable investment options (including, without limitation, SEC registration fees and related legal counsel fees and auditing fees); (3) make a charge of up to $25 for each transfer among investment options that you make; or (4) change our other current charges (in no event will they exceed the maximum charges guaranteed in your policy).


Any changes that we make in our current charges or charge rates will be by class of insured person and will be based on changes in future expectations about such factors as investment earnings, mortality experience, the length of time policies will remain in effect, premium payments, expenses and taxes. Any changes in charges may apply to then in-force policies, as well as to new policies.

Some of the principal risks of investing in a policy are as follows:

o If the investment options you choose perform poorly, you could lose some or all of the premiums you pay.

o If the investment options you choose do not make enough money to pay for the policy charges, you could have to pay more premiums to keep your policy from terminating.

o We can increase certain charges without your consent, within limits stated in your policy.


o You may have to pay a surrender charge if you wish to discontinue some or all of your insurance coverage under a policy.


Your policy permits other transactions that also have risks. These and other risks and benefits of investing in a policy are discussed in detail throughout this prospectus.


                                                    Risks you should consider  9

1. Policy features and benefits

--------------------------------------------------------------------------------

Incentive Life(SM) is a variable life insurance policy that provides you with flexible payment plans and benefits to meet your specific needs. The basic terms of the policy require you to make certain payments in return for life insurance coverage. The payments you can make and the coverage you can receive in this `base policy' are described below.


You can also add riders to your base policy that can increase the benefits you receive and affect the amounts you pay in certain circumstances. Those riders, including the Incentive Term rider and Ten-year term insurance rider, are discussed in "Other benefits you can add by rider" later in this prospectus.



HOW YOU CAN PAY FOR AND CONTRIBUTE TO YOUR POLICY


PREMIUM PAYMENTS. We call the amounts you contribute to your policy "premiums" or "premium payments." The amount we require as your first premium varies depending on the specifics of your policy and the insured person. Each subsequent premium payment must be at least $100, although we can increase this minimum if we give you advance notice. (Policies on an automatic premium payment plan may have different minimums.) Otherwise, with a few exceptions mentioned below, you can make premium payments at any time and in any amount.

SECTION 1035 EXCHANGES OF POLICIES WITH OUTSTANDING LOANS. If we approve, you may purchase an Incentive Life(SM) policy through an assignment and exchange of another life insurance policy with a cash surrender value pursuant to a valid Internal Revenue Code Section 1035 exchange. If such other policy is subject to a policy loan, we may permit you to carry over all or a portion of such loan to the Incentive Life(SM) policy, subject to our administrative rules then in effect. In this case, we will treat any cash paid, plus any loaned amount carried over to the Incentive Life(SM) policy, as premium received in consideration of our issuing the policy. If we allow you to carry over all or a portion of any such outstanding loan, then we will hold amounts securing such loan in the same manner as the collateral for any other policy loan, and your policy also will be subject to all our other rules regarding loans (see "Borrowing from your policy" later in this prospectus).


--------------------------------------------------------------------------------
You can generally pay premiums at such times and in such amounts as you like, so long as you don't exceed certain limits determined by the federal income tax laws applicable to life insurance.
--------------------------------------------------------------------------------

LIMITS ON PREMIUM PAYMENTS. The federal tax law definition of "life insurance" limits your ability to pay certain high levels of premiums (relative to the amount of your policy's insurance coverage). Also, if your premium payments exceed certain other amounts specified under the Internal Revenue Code, your policy will become a "modified endowment contract," which may subject you to additional taxes and penalties on any distributions from your policy. See "Tax information" later in this prospectus. We may return any premium payments that would exceed those limits to you.


You can ask your financial professional to provide you with an Illustration of Policy Benefits that shows you the amount of premium you can pay, based on various assumptions, without exceeding these tax law limits. The tax law limits can change as a result of certain changes you make to your policy. For example, a reduction in the face amount of your policy may reduce the amount of premiums that you can pay.


If at any time when your policy's account value is high enough that the alternative death benefit discussed later in this prospectus would apply, we reserve the right to limit the amount of any premiums that you pay, unless the insured person provides us with adequate evidence that he/she continues to meet our requirements for issuing insurance.


PLANNED PERIODIC PREMIUMS. Page 3 of your policy will specify a "planned periodic premium." This is the amount that you request us to bill you. However, payment of these or any other specific amounts of premiums is not mandatory. You need to pay only the amount of premiums (if any) necessary to keep your policy from lapsing and terminating as discussed below.


THE MINIMUM AMOUNT OF PREMIUMS YOU MUST PAY

POLICY "LAPSE" AND TERMINATION. Your policy will lapse (also referred to in your policy as "default") if it does not have enough "net cash surrender value" to pay your policy's monthly charges when due unless


o you have paid sufficient premiums to maintain one of our available guarantees against termination and your policy is still within the period of that guarantee and you do not have an outstanding loan (see "You can guarantee that your policy will not terminate before a certain date" below) or

o you have elected the "paid up" death benefit guarantee and it remains in effect and you do not have an outstanding loan (see "You can elect a "paid up" death benefit guarantee" below).

("Net cash surrender value" is explained under "Surrendering your policy for its net cash surrender value" later in this prospectus.)


We will mail a notice to you at your last known address if your policy lapses. You will have a 61-day grace period to pay at least an amount prescribed in your policy which would be enough to keep your policy in force for approximately three months (without regard to investment performance). You may not make any transfers or request any other policy changes during a grace period. If we do not receive your payment by the end of the grace period, your policy (and all riders to the


10  Policy features and benefits
policy) will terminate without value and all coverage under your policy will cease. We will mail an additional notice to you if your policy terminates.

--------------------------------------------------------------------------------
Your policy will terminate if you don't either (i) pay enough premiums to pay the charges we deduct or (ii) maintain in effect one of the guarantees that can keep your policy from terminating. However, we will first send you a notice and give you a chance to pay any shortfall.
--------------------------------------------------------------------------------

You may owe taxes if your policy terminates while you have a loan outstanding, even though you receive no additional money from your policy at that time. See "Tax information," later in this prospectus.


RESTORING A TERMINATED POLICY. To have your policy "restored" (put back in force), you must apply within six months after the date of termination. In some states, you may have a longer period of time. You must also present evidence of insurability satisfactory to us and pay at least the amount of premium that we require. Your policy contains additional information about the minimum amount of this premium and about the values and terms of the policy after it is restored.

YOU CAN GUARANTEE THAT YOUR POLICY WILL NOT TERMINATE BEFORE A CERTAIN DATE


You can generally guarantee that your policy will not terminate for a number of years by paying at least certain specified amounts of premiums. We call these amounts "guarantee premiums" and they will be set forth on page 3 of your policy. In most states you have three options for how long the guarantee will last. One of these options is discussed below under "Enhanced death benefit guarantee." The other two guarantee options are as follows:

(1) a guarantee for the first five years of your policy (the policy calls this the "no-lapse guarantee")
                                      or

(2) a guarantee until the insured reaches age 70, but in no case less than 10 years (the policy calls this the "death benefit guarantee"). If your policy is issued with the Incentive Term rider, the "death benefit guarantee" is not available. See the "Incentive Term rider" section of "Other benefits you can add by rider" later in this prospectus for more information.

In some states, these guarantees may be unavailable, limited to shorter periods, or referred to by different names.

We make no extra charge for either of these two guarantees against policy termination. However, in order for either of those guarantees to be available, you must have satisfied the "guarantee premium test" (discussed below) and you must not have any outstanding policy loans. Maintaining the "age 70/10 year" guarantee against policy termination (where available) will require you to pay more premiums than maintaining only the five-year guarantee.


--------------------------------------------------------------------------------
In most states, if you pay at least certain prescribed amounts of premiums, and have no policy loans, your policy will not terminate for a number of years, even if the value in your policy becomes insufficient to pay the monthly charges.
--------------------------------------------------------------------------------

GUARANTEE PREMIUM TEST. If your policy's net cash surrender value is not sufficient to pay a monthly deduction that has become due, we check to see if the cumulative amount of premiums that you have paid to date at least equals the cumulative guarantee premiums due to date for either of the two above-listed guarantee options that are then available under your policy. If it does, your policy will not lapse, provided that you have no policy loans outstanding (or you repay all of such loans before the end of the 61-day grace period mentioned above) and provided that the period of the corresponding guarantee has not expired.


When we calculate the cumulative amount of guarantee premiums for the two above-listed guarantees, we compound each amount at a 4% annual interest rate from its due date through the date of the calculation. (This interest rate is only for purposes of determining whether you have satisfied the guarantee test for an available duration. It does not bear any relation to the returns you will actually earn or any loan interest you will actually pay.) We use the same calculation for determining the cumulative amount of premiums paid, beginning with the date each premium is received. The amount of premiums you must pay to maintain a guarantee against termination will be increased by the cumulative amount of any partial withdrawals you have taken from your policy (calculated by the same method, beginning with the date of withdrawal).


ENHANCED DEATH BENEFIT GUARANTEE. On your application for a policy, you may elect an enhanced death benefit guarantee rider, that will guarantee your policy against termination for a longer period of time than either of the two guarantee options described above. If elected, a monthly charge of $.02 per $1,000 of the policy's face amount is deducted from your account value for this guarantee. To elect this feature, all of your policy's account value must be allocated to our variable investment options.

While the enhanced death benefit guarantee is in effect, your policy will not lapse, even if your net cash surrender value is insufficient to pay a monthly deduction that has become due, as long as you do not have an outstanding loan (or you repay the loan within the 61-day grace period). This guarantee is available for the following periods:

(a) If you have always chosen death benefit Option A, for the life of the insured person; or


(b) If you have ever selected death benefit Option B (even if you subsequently changed it to Option A), until the later of the policy anniversary nearest to when the insured person reaches age 80 or the end of the 15th year of the policy.

This option is not available in all states or if your policy is issued with the Incentive Term rider.

If you have elected the enhanced death benefit guarantee, we test on each policy anniversary to see if the required premium (the enhanced death benefit "guarantee premium") has been paid. (The enhanced death benefit guarantee premium will be set forth on page 3 of your policy.) The required premium has been paid if the total of all premiums paid, less all withdrawals, is at least equal to the total of all enhanced death benefit guarantee premiums due to date. Unlike the test for the shorter duration guarantees discussed above, we do not compound these amounts using any hypothetical interest rate.



                                                Policy features and benefits  11

If the required premium has not been paid as of any policy anniversary, we will mail you a notice requesting that you send us the shortfall. If we do not receive this additional premium, the enhanced death benefit guarantee will terminate. The enhanced death benefit guarantee also will terminate if you request that we cancel it, or if you allocate any value to our guaranteed interest option. If the enhanced death benefit guarantee terminates, the related charge terminates, as well. Once terminated, this guarantee can never be reinstated or restored.


GUARANTEE PREMIUMS. The amount of the guarantee premiums for each of the guarantees discussed above is set forth in your policy if that guarantee is available to you. The guarantee premiums are actuarially determined at policy issuance and depend on the age and other insurance risk characteristics of the insured person, as well as the amount of the coverage and additional features you select. Certain additional benefit riders will cause the guarantee premiums to increase after policy issue. The guarantee premiums also may change if, for example, the face amount of the policy or a rider changes, a rider is added or eliminated, or if there is a change in the insured person's risk characteristics. We will send you a new policy page showing any change in your guarantee premiums. Any change will be prospective only, and no change will extend a guarantee period beyond its original number of years.

If you want to be billed for a guarantee premium amount, you must specify a planned periodic premium that at least equals the guarantee premium that you plan to pay. If you wish your bills for planned periodic premiums to cover your guarantee premiums, please remember to change your planned periodic premium amount, as necessary, if you take any action that causes your guarantee premiums to change.



YOU CAN ELECT A "PAID UP" DEATH BENEFIT GUARANTEE


In most states, you may elect to take advantage of our "paid up" death benefit guarantee at any time after the fourth year of your policy. If you elect the paid up death benefit guarantee, we may initially reduce your base policy's face amount (see below). Thereafter, your policy will not lapse and the death benefit will never be less than the base policy's face amount, so long as the guarantee remains in effect. The guarantee will terminate, however, if (i) at any time following the election, the sum of any outstanding policy loans, accrued interest and any "restricted" amount due to exercise of a living benefits rider together with any then applicable surrender charge, exceeds your policy's account value or if (ii) you request us to terminate the election.


In order to elect the paid up death benefit guarantee:

o you must have death benefit "Option A" in effect (see "About your life insurance benefit" below);

o you must terminate any riders to your policy that carry additional charges, including the Incentive Term rider;

o the election must not cause the policy to lose its qualification as life insurance under the Internal Revenue Code or require a current distribution from the policy to avoid such disqualification; and


o the election must not reduce the face amount (see below) to less than the minimum face amount for which we would then issue a policy.

The paid up death benefit guarantee applies only to your base policy's face amount, and not to the face amount or other coverage under any riders that (as noted above) must be terminated when the guarantee is elected.

POSSIBLE REDUCTION OF FACE AMOUNT. The face amount of your policy after this guarantee is elected is the lesser of (a) the face amount immediately before the election or (b) the policy account value divided by a factor based on the then age of the insured person. The factors are set forth in your policy. As a general matter, the factors change as the insured person ages so that, if your account value stayed the same, the result of the calculation under clause (b) above would be lower the longer your policy is in force.

If electing the paid up death benefit guarantee causes a reduction in face amount, we will deduct the same portion of any remaining surrender charge as we would have deducted if you had requested that decrease directly (rather than electing the paid up death benefit guarantee). (See "Charges and expenses you will pay" earlier in this prospectus.)


OTHER EFFECTS OF THIS GUARANTEE. You generally may continue to pay premiums after you have elected the paid up death benefit guarantee (subject to the same limits as before), but premium payments are not required. If the election causes your face amount to decrease, however, the amount of additional premiums you can pay, if any, may be reduced. You may continue to make transfers, but you may not change the death benefit option or add riders that have their own charges while the paid up death benefit guarantee is in effect.


Partial withdrawals while the paid up death benefit guarantee is in effect will generally be subject to the same terms and conditions as any other partial withdrawal (see "Making withdrawals from your policy" later in this prospectus), except that:


o We may decline your request for a partial withdrawal (or any other policy change) under the circumstances described in the paid up death benefit guarantee policy endorsement. If this occurs, you may wish to consider asking us to terminate the paid up death benefit guarantee.

o Partial withdrawals (and any distributions we may be required to make for tax purposes) will generally reduce your policy's face amount by more than the amount of the withdrawal.


Election of the paid up death benefit guarantee may cause your policy to become a modified endowment contract under certain circumstances. See "Tax treatment of distributions to you" under "Tax information," later in this prospectus. You should consult your tax advisor before making this election.


INVESTMENT OPTIONS WITHIN YOUR POLICY

We will initially put all unloaned amounts which you have allocated to variable investment options into our EQ/Alliance Money Market investment option. On the first business day following the twentieth day after your policy is issued (the "Allocation Date"), we will re-allocate that investment in accordance with your premium allocation instructions then in effect. You give such instructions in your application to purchase a policy. You can change the premium allocation percentages at any time, but this will not affect any prior



12  Policy features and benefits
allocations. The allocation percentages that you specify must always be in whole numbers and total exactly 100%.

--------------------------------------------------------------------------------
You can choose among variable investment options
--------------------------------------------------------------------------------

VARIABLE INVESTMENT OPTIONS. The available variable investment options are listed on the front cover of this prospectus. (Your policy and other supplemental materials may refer to these as "Investment Funds".) The investment results you will achieve in any one of these options will depend on the investment performance of the corresponding Portfolio that shares the same name as that option. That Portfolio follows investment practices, policies and objectives that are appropriate to the variable investment option you have chosen. You can lose your principal when investing in the variable investment options. In periods of poor market performance, the net return, after charges and expenses, may result in negative yields, including for the EQ/Alliance Money Market variable investment option.

You should note that some of the Trusts' portfolios have objectives and strategies that are substantially similar to those of certain retail funds; they may even have the same manager(s) and/or a similar name. However, there are numerous factors that can contribute to differences in performance between two investments, particularly over short periods of time. Such factors include the timing of stock purchases and sales; differences in fund cash flows; and specific strategies employed by the portfolio manager. The advisors who make the investment decisions for each Portfolio are as follows:

o AIM Capital Management, Inc. (advises a portion of AXA Premier VIP Health
  Care)

o Alliance Capital Management L.P. (for each EQ/Alliance option, for EQ/Balanced, EQ/Equity 500 Index, EQ/High Yield, AXA Premier VIP Small/Mid Cap Growth and EQ/Bernstein Diversified Value; also advises a portion of EQ/Aggressive Stock, AXA Premier VIP International Equity, AXA Premier VIP Large Cap Core Equity, AXA Premier VIP Large Cap Growth, AXA Premier VIP Large Cap Value, AXA Premier VIP Small/Mid Cap Growth and AXA Premier VIP Technology)

o AXA Rosenberg Investment Management LLC (advises a portion of AXA Premier VIP Small/Mid Cap Value)

o Bank of Ireland Asset Management (U.S.) Limited (advises a portion of AXA Premier VIP International Equity)

o BlackRock Advisors, Inc. (advises a portion of AXA Premier VIP Core Bond)

o The Boston Company Asset Management, LLC (advises a portion of AXA Premier VIP Small/Mid Cap Value)

o Brown Capital Management, Inc. (advises a portion of EQ/Calvert Socially Responsible)

o Calvert Asset Management Company, Inc. (advises a portion of EQ/Calvert Socially Responsible)

o Capital Guardian Trust Company (for the EQ/Capital Guardian options; also advises a portion of EQ/Balanced)

o Deutsche Asset Management, Inc. (for EQ/International Equity Index and EQ/Small Company Index options)

o Dresdner RCM Global Investors, LLC (advises a portion of AXA Premier VIP Health Care, AXA Premier VIP Large Cap Growth, AXA Premier VIP Technology)

o Evergreen Investment Management Company, LLC (for the EQ/Evergreen Omega option)

o Fidelity Management & Research Company (for the EQ/FI Mid Cap and the EQ/FI Small/Mid Cap Value options)

o Firsthand Capital Management, Inc. (advises a portion of AXA Premier VIP Technology)

o Institutional Capital Corporation (advises a portion of AXA Premier VIP Large Cap Value)

o Janus Capital Management LLC (for the EQ/Janus Large Cap Growth option; also advises a portion of AXA Premier VIP Large Cap Core Equity)

o Jennison Associates, LLC (advises a portion of EQ/Balanced)

o J.P. Morgan Investment Management, Inc. (for the EQ/J.P. Morgan Core Bond option)

o Lazard Asset Management (for the Lazard Small Cap Value option)

o Marsico Capital Management, LLC (for the EQ/Marsico Focus option; also, advises a portion of EQ/Aggressive Stock)

o MFS Investment Management (for the "EQ/MFS options;" also advises a portion of EQ/Aggressive Stock, AXA Premier VIP Large Cap Value and AXA Premier
  VIP Small/Mid Cap Growth)

o Mercury Advisors (for the EQ/Mercury Basic Value Equity option; also advises a portion of EQ/Balanced)

o Morgan Stanley Investment Management (for the EQ/Emerging Markets Equity option)

o OppenheimerFunds, Inc. (advises a portion of AXA Premier VIP International Equity)

o Pacific Investment Management Company LLC (advises a portion of AXA Premier VIP Core Bond)

o Provident Investment Counsel, Inc. (advises a portion of EQ/Aggressive Stock)

o Prudential Investments LLC (advises a portion of EQ/Balanced)

o Putnam Investment Management, LLC (for the EQ/Putnam options)

o RS Investment Management, LP (advises AXA Premier VIP Small/Mid Cap Growth)

o TCW Investment Management Company (advises a portion of AXA Premier VIP Large Cap Growth, AXA Premier VIP Small/Mid Cap Value)

o Thornburg Investment Management, Inc. (advises a portion of AXA Premier VIP Large Cap Core Equity)

o Wellington Management Company, LLP (advises a portion of AXA Premier VIP Health Care)



                                                Policy features and benefits  13

Each Portfolio is a part of EQ Advisors Trust or AXA Premier VIP Trust. Equitable Life serves as investment manager of the Trusts. As such, Equitable Life oversees the activities of the above-listed advisers with respect to the Trusts and is responsible for retaining or discontinuing the services of those advisers. (Prior to September 1999, EQ Financial Consultants, Inc., the predecessor to AXA Advisors, LLC and an affiliate of Equitable Life, served as investment manager to EQ Advisors Trust.) You will find other important information about each Portfolio in the separate prospectuses for each Trust attached at the end of this prospectus. We may add or delete variable investment options or Portfolios at any time.


GUARANTEED INTEREST OPTION. You can also allocate some or all of your policy's value to our guaranteed interest option. We, in turn, invest such amounts as part of our general assets. Periodically, we declare a fixed rate of interest (3% minimum) on amounts you allocate to our guaranteed interest option. (The guaranteed interest option is part of what your policy and other supplemental material may refer to as the "Guaranteed Interest Account".)

--------------------------------------------------------------------------------
We will pay at least 3% annual interest on our guaranteed interest option.
--------------------------------------------------------------------------------

ABOUT YOUR LIFE INSURANCE BENEFIT


YOUR POLICY'S FACE AMOUNT. In your application to buy an Incentive Life(SM) policy, you tell us how much insurance coverage you want on the life of the insured person. We call this the "face amount" of the base policy. $50,000 is the smallest amount of coverage you can request.


If you are applying for $1.1 million or more of coverage, you should consider whether it would be to your advantage to take out some of your coverage under our Incentive Term rider. This rider generally provides fewer guarantees and lower charges. See "Other benefits you can add by rider" below.

--------------------------------------------------------------------------------
If the insured person dies, we pay a life insurance benefit to the
"beneficiary" you have named. The amount we pay depends on whether you have chosen death benefit Option A or death benefit Option B.
--------------------------------------------------------------------------------

YOUR POLICY'S "DEATH BENEFIT" OPTIONS. In your policy application, you also choose whether the basic amount (or "benefit") we will pay if the insured person dies is

o Option A -- THE POLICY'S FACE AMOUNT on the date of the insured person's death. The amount of this death benefit doesn't change over time, unless you take any action that changes the policy's face amount;

                                      or

o Option B -- THE FACE AMOUNT PLUS THE POLICY'S "ACCOUNT VALUE" on the date of death. Under this option, the amount of death benefit generally changes from day to day, because many factors (including investment performance, charges, premium payments and withdrawals) affect your policy's account value.


Your policy's "account value" is the total amount that at any time is earning interest for you or being credited with investment gains and losses under your policy. (Account value is discussed in more detail under "Determining your policy's value" later in this prospectus.)


Under Option B, your policy's death benefit will tend to be higher than under Option A. As a result, the monthly insurance charge we deduct will also be higher, to compensate us for our additional risk.

ALTERNATIVE HIGHER DEATH BENEFIT IN LIMITED CASES. Your policy is designed to always provide a minimum level of insurance protection relative to your policy's value, in part to meet the Internal Revenue Code's definition of "life insurance." Thus, we will automatically pay an alternative death benefit if it is higher THAN the basic Option A or Option B death benefit you have selected. This alternative death benefit is computed by multiplying your policy's account value on the insured person's date of death by a percentage specified in your policy. The percentage depends on the insured person's age. Representative percentages are as follows:

--------------------------------------------------------------------------------
If the value in your policy is high enough, relative to the face amount, the life insurance benefit will automatically be greater than the Option A or
Option B death benefit you have selected.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Age*   40 or under     45      50      55      60      65
--------------------------------------------------------------------------------
   %    250%            215%    185%    150%    130%    120%
--------------------------------------------------------------------------------
        70      75-95   99-over
--------------------------------------------------------------------------------
   %    115%    105%    101%
--------------------------------------------------------------------------------

* For the then-current policy year.

This higher alternative death benefit exposes us to greater insurance risk than the regular Option A and B death benefits. Because the cost of insurance charges we make under your policy are based in part on the amount of our risk, you will pay more cost of insurance charges for any periods during which the higher alternative death benefit is the operative one.

OTHER ADJUSTMENTS TO DEATH BENEFIT. We will increase the death benefit proceeds by the amount of any other benefits we owe upon the insured person's death under any optional riders which are in effect.


We will reduce the death benefit proceeds by the amount of any outstanding policy loans and unpaid loan interest, as well as any amount of monthly charges under the policy that remain unpaid because the insured person died during a grace period. We also reduce the death benefit if we have already paid part of it under a living benefits rider. We reduce it by the amount of the living benefits payment plus interest. (See "Your option to receive a living benefit" later in this prospectus.)


--------------------------------------------------------------------------------

You can request a change in your death benefit option any time after the second year of the policy; however, changes to Option B are not permitted after the insured person reaches age 81.

--------------------------------------------------------------------------------

CHANGE OF DEATH BENEFIT OPTION. If you change from Option A to B, we automatically reduce your base policy's face amount by an amount equal to your policy's account value at the time of the change. We may refuse this change if the policy's face amount would be reduced below our then current minimum for new policies. Changes from Option A to Option B are not permitted once the insured person reaches age 81.

If you change from Option B to A, we automatically increase your base policy's face amount by an amount equal to your policy's account value at the time of the change.



14  Policy features and benefits

If the alternative death benefit (discussed above) is higher than the base policy's death benefit at the time of the change in death benefit option.

o we will determine the new base policy face amount somewhat differently from the general procedures described above, and


o we will automatically reduce the face amount of any Incentive Term rider that you then have in effect (we discuss the Incentive Term rider below under "Other benefits you can add by rider").

We will not deduct or establish any amount of surrender charge as a result of a change in death benefit option. Please refer to "Tax information" later in this prospectus, to learn about certain possible income tax consequences that may result from a change in death benefit option, including the effect of an increase or decrease in face amount.



YOU CAN INCREASE OR DECREASE YOUR INSURANCE COVERAGE

If the face amount increase endorsement is issued with your policy, you may increase the life insurance coverage under your policy by requesting an increase in your policy's face amount. You can do so any time after the first year of your policy. You may request a decrease in your policy's face amount any time after the second year of your policy. The requested increase or decrease must be at least $10,000. Please refer to "Tax information" for certain possible tax consequences of changing the face amount.

We can refuse any requested increase or decrease. We will not approve any increase or decrease if we are at that time being required to waive charges or pay premiums under any optional disability waiver rider that is part of the policy. We will also not approve a face amount increase if the insured person has reached age 81. The following additional conditions also apply:

FACE AMOUNT INCREASES. We treat an increase in face amount in many respects as if it were the issuance of a new policy. For example, you must submit satisfactory evidence that the insured person still meets our requirements for coverage. Also, we establish additional amounts of surrender charge and guarantee premiums under your policy for the face amount increase, reflecting the amount of additional coverage.

In most states, you can cancel the face amount increase within 10 days after you receive a new policy page showing the increase. If you cancel, we will reverse any charges attributable to the increase and recalculate all values under your policy to what they would have been had the increase not taken place.


The monthly insurance charge we make for the amount of the increase will be based on the age and other insurance risk characteristics of the insured person and the policy year at the time of the increase. If we refuse a requested face amount increase because the insured person's risk characteristics have become less favorable, we may issue the additional coverage as a separate Incentive Life(SM) policy with a different insurance risk classification. In that case, we would waive the monthly administrative charge that otherwise would apply to that separate policy.


FACE AMOUNT DECREASES. You may not reduce the face amount below the minimum we are then requiring for new policies. Nor will we permit a decrease that would cause your policy to fail the Internal Revenue Code's definition of life insurance. Guarantee premiums, as well as our monthly deductions for the cost of insurance coverage, will generally decrease from the time you reduce the face amount.

If you reduce the face amount during the first 15 years of your policy, or during the first 15 years after a face amount increase you have requested, we will deduct all or part of the remaining surrender charge from your policy. Assuming you have not previously changed the face amount, the amount of surrender charge we will deduct will be determined by dividing the amount of the decrease by the initial face amount and multiplying that fraction by the total amount of surrender charge that still remains applicable to your policy. We deduct the charge from the same investment options as if it were a part of a regular monthly deduction under your policy.


In some cases, we may have to make a distribution to you from your policy at the time we decrease your policy's face amount. This may be necessary in order to preserve your policy's status as life insurance under the Internal Revenue Code. We may also be required to make such a distribution to you in the future on account of a prior decrease in face amount. This could have adverse tax consequences.



OTHER BENEFITS YOU CAN ADD BY RIDER

You may be eligible for the following other optional benefits we currently make available by rider:


o term insurance on the insured person (Incentive Term rider)


o disability waiver benefits

o accidental death benefit

o option to purchase additional insurance

o cost-of-living rider

o children's term insurance

o ten-year term insurance on the insured person or an additional insured person


We add the following riders automatically at no charge:

o substitution of insured person rider

o waiver of surrender charge due to tax law change rider (for certain future federal estate tax repeal situations)

o living benefits rider


Equitable Life or your financial professional can provide you with more information about these riders. Some of these riders may only be selected at issue. Some benefits are not available in combination with others. The riders provide additional information, and we will furnish samples of them to you on request. The maximum amount of any charge we make for a rider will be set forth in the rider or in the policy itself. We can, however, add, delete, or modify the riders we are making available, at any time before they become effective as part of your policy.


THE INCENTIVE TERM RIDER. The Incentive Term rider allows you to purchase additional coverage on the insured person if the face amount of your base Incentive Life(SM) policy is $1,000,000 or more. The minimum



                                                Policy features and benefits  15
amount available is $100,000 and the maximum amount is equal to 80% of the total amount (which is the base policy face amount plus the face amount under the Incentive Term rider). Choosing term coverage under this rider in lieu of coverage under your base Incentive Life(SM) policy can reduce your total charges. Our "cost of insurance" charges under the Incentive Term rider are currently lower than they are for coverage under the base policy, and this coverage does not have surrender charges. We reserve the right to raise the insurance rates for this rider at any time so that they could exceed the rates for the base policy. But rates for the term rider will not be raised above the maximum rates we are permitted to charge under your base policy.

If your policy is issued with an Incentive Term rider, the "death benefit guarantee" and the "enhanced" death benefit guarantee are not available. Further, the "paid up" death benefit guarantee is only available with respect to the base coverage. Therefore, if any of these death benefit guarantees is your priority, you should not take any coverage under the Incentive Term rider.


Except as noted in the next sentence, if you request a face amount decrease (or a partial withdrawal that results in a face amount decrease) or a face amount increase, we will adjust your base policy face amount and your Incentive Term rider face amount proportionately, so that the ratio between the two remains the same. However, to the extent that such a reduction of the base policy face amount would cause the face amount to fall below the minimum we are then requiring for new policies, we will make such reduction from the Incentive Term rider face amount only.

Any change in the death benefit option will not change the Incentive Term rider's face amount, unless the alternative death benefit is in effect. If it is, any change in your death benefit option will cause your Incentive Term rider's face amount to be automatically reduced as discussed above under "Change of death benefit option" in "Policy features and benefits."


When the alternative death benefit becomes applicable, the death benefit under the base policy is increased and the death benefit under the Incentive Term rider is automatically reduced by the same amount (but not below zero).

THE OPTION TO PURCHASE ADDITIONAL INSURANCE. The option to purchase additional insurance rider permits you to purchase additional coverage on the insured person, without evidence of insurability, if specified events occur.

THE COST-OF-LIVING RIDER. The cost-of-living rider provides for scheduled automatic face amount increases that, within limits, reflect increases in the Consumer Price Index. These automatic face amount increases will result in a prospective increase in your guarantee premiums and an additional surrender change, in the same manner as would any other face amount increase you request.



See also "Tax information" later in this prospectus for certain possible tax consequences of face amount increases or adding or deleting riders.



YOUR OPTIONS FOR RECEIVING POLICY PROCEEDS

BENEFICIARY OF DEATH BENEFIT. You designate your policy's beneficiary in your policy application. You can change the beneficiary at any other time during the insured person's life. If no beneficiary is living when the insured person dies, we will pay the death benefit proceeds in equal shares to the insured person's surviving children. If there are no surviving children, we will instead pay the insured person's estate.

PAYMENT OPTIONS FOR DEATH BENEFIT. In your policy application, or at any other time during the insured person's life, you may choose among several payment options for all or part of any death benefit proceeds that subsequently become payable. These payment options are described in the policy and may result in varying tax consequences. A payment option selected by the policy's owner cannot be changed by the beneficiary after the insured person dies. The terms and conditions of each option are set out in a separate contract that we will send to the payee when a payment option goes into effect. Equitable Life or your financial professional can provide you with samples of such contracts on request.

--------------------------------------------------------------------------------
You can choose to have the proceeds from the policy's life insurance benefit paid under one of our payment options, rather than as a single sum.
--------------------------------------------------------------------------------

If you have not elected a payment option, we will pay any death benefit in a single sum. If the beneficiary is a natural person (i.e., not an entity such as a corporation or trust) we will pay any such single sum death benefit through an interest-bearing checking account (the "Equitable Access Account(TM)") that we will automatically open for the beneficiary. The beneficiary will have immediate access to the proceeds by writing a check on the account. We pay interest on the proceeds from the date of death to the date the beneficiary closes the Equitable Access Account.


If a financial professional has assisted the beneficiary in preparing the documents that are required for payment of the death benefit, we will send the Equitable Access Account checkbook or check to the financial professional within the periods specified for death benefit payments under "When we pay policy proceeds," later in this prospectus. Our financial professionals will take reasonable steps to arrange for prompt delivery to the beneficiary.


PAYMENT OPTIONS FOR SURRENDER AND WITHDRAWAL PROCEEDS. You can also choose to receive all or part of any proceeds from a surrender or withdrawal from your policy under one of the above referenced payment options, rather than as a single sum.


YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS


If for any reason you are not satisfied with your policy, you may return it to us for a full refund of the premiums paid. In some states we will adjust this amount for any investment performance (whether positive or negative).

To exercise this cancellation right, you must mail the policy directly to our Administrative Office with a written request to cancel. Your cancellation request must be postmarked within 10 days after you receive the policy and your coverage will terminate as of the date of the postmark. In some states or situations, this "free look" period is longer than 10 days. Your policy will indicate the length of your "free look" period.



16  Policy features and benefits

VARIATIONS AMONG INCENTIVE LIFE(SM) POLICIES


Time periods and other terms and conditions described in this prospectus may vary due to legal requirements in your state. These variations will be reflected in your policy.


Equitable Life also may vary the charges and other terms of Incentive Life(SM) where special circumstances result in sales or administrative expenses or mortality risks that are different from those normally associated with Incentive Life(SM). We will make such variations only in accordance with uniform rules that we establish.


Equitable Life or your financial professional can advise you about any variations that may apply to your policy.


OTHER EQUITABLE LIFE POLICIES

We offer a variety of fixed and variable life insurance policies which offer policy features, including investment options, that are different from those offered by this prospectus. Not every policy is offered through your financial professional. You can contact us to find out more about any other Equitable Life insurance policy.


                                                Policy features and benefits  17

2. Determining your policy's value

--------------------------------------------------------------------------------

YOUR ACCOUNT VALUE

As set forth earlier in this prospectus, we deduct certain charges from each premium payment you make. We credit the rest of each premium payment to your policy's "account value." You instruct us to allocate your account value to one or more of the policy's investment options indicated on the front cover of this prospectus.

Your account value is the total of (i) your amounts in our variable investment options, (ii) your amounts in our guaranteed interest option other than in
(iii) and (iii) any amounts that we are holding to secure policy loans that you have taken (including any interest on those amounts which has not yet been allocated to the variable investment options). See "Borrowing from your policy" later in this prospectus. (Your policy and other supplemental material may refer to (ii) and (iii) above as our "Guaranteed Interest Account.") These amounts are subject to certain charges discussed in "Charges and expenses you will pay" earlier in this prospectus.


--------------------------------------------------------------------------------

Your account value will be credited with the same returns as are achieved by the Portfolios or guaranteed interest option that you select, and is reduced by the amount of charges we deduct under the policy.
--------------------------------------------------------------------------------

YOUR POLICY'S VALUE IN OUR VARIABLE INVESTMENT OPTIONS. We invest the account value that you have allocated to any variable investment option in shares of the corresponding Portfolio. Your value in each variable investment option is measured by "units."

The number of your units in any variable investment option does not change, absent an event or transaction under your policy that involves moving assets into or out of that option. Whenever any amount is withdrawn or otherwise deducted from one of your policy's variable investment options, we "redeem" (cancel) the number of units that has a value equal to that amount. This can happen, for example, when all or a portion of monthly deductions and transaction-based charges are allocated to that option, or when loans, transfers, withdrawals and surrenders are made from that option. Similarly, you "purchase" additional units having the same value as the amount of any premium, loan repayment, or transfer that you allocate to that option.


The value of each unit will increase or decrease each business day, as though you had invested in the corresponding Portfolio's shares directly (and reinvested all dividends and distributions from the Portfolio in additional Portfolio shares). The units' values will be reduced, however, by the amount of the mortality and expense risk charge for that period (see "Table of policy charges" in "Charges and expenses you will pay" earlier in this prospectus). On any day, your value in any variable investment option equals the number of units credited to your policy under that option, multiplied by that day's value for one such unit.

YOUR POLICY'S VALUE IN OUR GUARANTEED INTEREST OPTION. Your policy's value in our guaranteed interest option includes: (i) any amounts you have specifically requested that we allocate to that option and (ii) any "restricted" amounts that we hold in that option as a result of your election to receive a living benefit. (These restricted amounts may be referred to in your policy as "liened policy amounts.") See "Your option to receive a living benefit" later in this prospectus. We credit all of such amounts with interest at rates we declare from time to time. We guarantee that these rates will not be less than a 3% effective annual rate. The mortality and expense risk charge mentioned earlier in this prospectus does not apply to our guaranteed interest option.

Amounts may be allocated to or removed from your policy's value in our guaranteed interest option for the same purposes as described earlier in this prospectus, for the variable investment options. We credit your policy with a number of dollars in that option that equals any amount that is being allocated to it. Similarly, if amounts are being removed from your guaranteed interest option for any reason, we reduce the amount you have credited to that option on a dollar-for-dollar basis.



18  Determining your policy's value

3. Transferring your money among our investment options

--------------------------------------------------------------------------------

TRANSFERS YOU CAN MAKE

--------------------------------------------------------------------------------
You can transfer among our variable investment options and into our guaranteed interest option.
--------------------------------------------------------------------------------

After your policy's Allocation Date, you can transfer amounts from one investment option to another. The total of all transfers you make on the same day must be at least $500; except that you may transfer your entire balance in an investment option, even if it is less than $500. You may submit a written request for a transfer to our Administrative Office, you can make a telephone request or you can make a request over the Internet (see below).

--------------------------------------------------------------------------------
Transfers out of our guaranteed interest option are more limited.
--------------------------------------------------------------------------------

RESTRICTIONS ON TRANSFER OUT OF THE GUARANTEED INTEREST OPTION. We only permit you to make one transfer out of our guaranteed interest option during each policy year. (No such limit applies to transfers out of our variable investment options.) Also, the maximum transfer from our guaranteed interest option is the greater of (a) 25% of your then current balance in that option (b) $500, or (c) the amount (if any) that you transferred out of the guaranteed interest option during the immediately preceding policy year.

We will not accept a request to transfer out of the guaranteed interest option unless we receive it within the period beginning 30 days before and ending 60 days after an anniversary of your policy. If we receive the request within that period, the transfer will occur as of that anniversary or, if later, the date we receive it.


TRANSFER CHARGE. We do not currently make any charge for transfers. We reserve the right, however, to impose up to a $25 charge for each transfer you make. This charge will never apply to a transfer of all of your variable investment option amounts to our guaranteed interest option, or to any transfer pursuant to our dollar cost averaging or asset rebalancing service, as discussed below.



TELEPHONE AND EQACCESS TRANSFERS

TELEPHONE TRANSFERS. You can make telephone transfers by following one of two procedures:


o if you are both the policy's insured person and its owner, by calling from a touch tone phone the number under "By toll-free phone" in "How to reach us" earlier in this prospectus; or

o whether or not you are both the insured person and owner, by sending us a signed telephone transfer authorization form. Once we have the form on file, we will provide you with a toll-free telephone number to make transfers.


For more information see "Telephone and EQAccess requests" later in this Prospectus. We allow only one request for telephone transfers each day (although that request can cover multiple transfers), and we will not allow you to revoke a telephone transfer. If you are unable to reach us by telephone, you should send a written transfer request to our Administrative Office.


EQACCESS TRANSFERS. You can make transfers over the Internet if you are the owner of the policy. You may do this by visiting our Website and enrolling in EQAccess. This service may not always be available. Generally, the above described restrictions relating to telephone transfers also apply to EQAccess transfers.


DISRUPTIVE TRANSFER ACTIVITY. We reserve the right to limit access to these services if we determine that you are engaged in a disruptive transfer activity, such as "market timing" (see "Disruptive transfer activity" in "More information about other matters").


OUR DOLLAR COST AVERAGING SERVICE


We offer a dollar cost averaging service. This service allows you to gradually allocate amounts to the variable investment options by periodically transferring approximately the same dollar amount to the variable investment options you select. This will cause you to purchase more units if the unit's value is low, and fewer units if the unit's value is high. Therefore, you may achieve a lower average cost per unit over the long term.


--------------------------------------------------------------------------------
Using the dollar cost averaging service does not guarantee that you will earn a profit or be protected against losses.
--------------------------------------------------------------------------------

Our dollar cost averaging service (also referred to as our "automatic transfer service") enables you to make automatic monthly transfers from the EQ/Alliance Money Market option to our other variable investment options. You may elect the dollar cost averaging service with your policy application or at any later time (provided you are not using the asset rebalancing service described below). At least $5,000 must be allocated to the EQ/Alliance Money Market option to begin using the dollar cost averaging service. You can choose up to eight other variable investment options to receive the automatic transfers, but each transfer to each option must be at least $50.

This service terminates when the EQ/Alliance Money Market option is depleted. You can also cancel the dollar cost averaging service at any time. You may not simultaneously participate in the asset rebalancing service and the dollar cost averaging service.


OUR ASSET REBALANCING SERVICE

You may wish us to periodically redistribute the amounts you have in our variable investment options so that the relative amount of your account value in each variable option is restored to an asset allocation that you select. You can accomplish this automatically through our asset rebalancing service. The rebalancing may be at quarterly, semiannual, or annual intervals.

You may specify asset allocation percentages for up to eight variable investment options. The allocation percentage you specify for each


                        Transferring your money among our investment options 19 variable investment option selected must be at least 5% (whole percentages only) of the total value you hold under the variable investment options, and the sum of the percentages must equal 100%. You may not simultaneously participate in the asset rebalancing service and in the dollar cost averaging service (discussed above).


You may request the asset rebalancing service in your policy application or at any later time. You may change your allocation instructions or discontinue participation in the asset rebalancing service at any time.


20  Transferring your money among our investment options

4. Accessing your money

--------------------------------------------------------------------------------

BORROWING FROM YOUR POLICY

You may borrow up to 90% of the difference between your policy's account value and any surrender charges that are in effect under your policy. (In your policy, this "difference" is referred to as your Cash Surrender Value.) However, the amount you can borrow will be reduced by any amount that we hold on a "restricted" basis following your receipt of a living benefits payment, as well as by any other loans (and accrued loan interest) you have outstanding. See "Your option to receive a living benefit" below.


--------------------------------------------------------------------------------
You can use policy loans to obtain funds from your policy without surrender charges or, in most cases, paying current income taxes. However, the borrowed amount is no longer credited with the investment results of any of our investment options under the policy.
--------------------------------------------------------------------------------

When you take a policy loan, we remove an amount equal to the loan from one or more of your investment options and hold it as collateral for the loan's repayment. (Your policy may sometimes refer to the collateral as the "loaned policy account.") We hold this loan collateral under the same terms and conditions as apply to amounts supporting our guaranteed interest option, with several exceptions:

o you cannot make transfers or withdrawals of the collateral;

o we expect to credit different rates of interest to loan collateral than we credit under our guaranteed interest option;

o we do not count the collateral when we compute our customer loyalty credit;
  and

o the collateral is not available to pay policy charges.

When you request your loan, you should tell us how much of the loan collateral you wish to have taken from any amounts you have in each of our investment options. If you do not give us directions (or if we are making the loan automatically to cover unpaid loan interest), we will take the loan from your investment options in the same proportion as we are then taking monthly deductions for charges. If that is not possible, we will take the loan from your investment options in proportion to your value in each.

LOAN INTEREST WE CHARGE. The interest we charge on a policy loan accrues daily at an adjustable interest rate. We determine the rate at the beginning of each year of your policy and that rate applies to all policy loans that are outstanding at any time during the year. The maximum rate is the greater of (a) 4% or (b) the "Monthly Average Corporate" yield published in Moody's Corporate Bond Yield Averages for the month that ends two months before the interest rate is set. (If that average is no longer published, we will use another average, as the policy provides.) In no event, however, will the loan interest rate be greater than 15%. We will notify you of the current loan interest rate when you apply for a loan, and will notify you in advance of any rate increase.

Loan interest payments are due on each policy anniversary. If not paid when due, we automatically add the interest as a new policy loan.


INTEREST THAT WE CREDIT ON LOAN COLLATERAL. Under our current rules, the annual interest rate we credit on your loan collateral during any of your policy's first fifteen years will be 1% less than the rate we are then charging you for policy loan interest, and, beginning in the policy's 16th year, equal to the loan interest rate. The elimination of the rate differential is not guaranteed, however. Accordingly, we have discretion to increase the rate differential for any period, including under policies that are already in force (and may have outstanding loans). We do guarantee that the annual rate of interest credited on your loan collateral will never be less than 3% and that the differential will not exceed 2% (except if tax law changes increase the taxes we pay on policy loans or loan interest). Because we first offered Incentive Life(SM) policies in 1999 the interest rate differential has not yet been eliminated under any in-force policies.

We credit interest on your loan collateral daily. On each anniversary of your policy (or when your policy loans are fully repaid) we transfer that interest to your policy's investment options in the same proportions as if it were a premium payment.


EFFECTS OF POLICY LOANS. A loan can reduce the length of time that your insurance remains in force, because the amount we set aside as loan collateral cannot be used to pay charges as they become due. A loan can also cause any paid up guaranteed death benefit to terminate or may cause any other guarantee against termination to become unavailable. We will deduct any outstanding policy loan plus accrued loan interest from your policy's proceeds if you do not pay it back. Even if a loan is not taxable when made, it may later become taxable, for example, upon termination or surrender. See "Tax information" below for a discussion of the tax consequences of policy loans.

PAYING OFF YOUR LOAN. You can repay all or part of your loan at any time. We normally assume that payments you send us are premium payments. Therefore, you must submit instructions with your payment indicating that it is a loan repayment. If you send us more than all of the loan principal and interest you owe, we will treat the excess as a premium payment.

When you send us a loan repayment, we will transfer an amount equal to such repayment from your loan collateral back to the investment options under your policy. First we will restore any amounts that, before being designated as loan collateral, had been in the guaranteed interest option under your policy. We will allocate any additional repayments among investment options as you instruct; or, if you don't instruct us, in the same proportion as if they were premium payments.


MAKING WITHDRAWALS FROM YOUR POLICY


You may make a partial withdrawal of your net cash surrender value (defined below) at any time after the first year of your policy. The request must be for at least $500, however, and we have discretion to decline any request. If you do not tell us from which investment



                                                        Accessing your money  21
options you wish us to take the withdrawal, we will use the same allocation that then applies for the monthly deductions we make for charges; and, if that is not possible, we will take the withdrawal from all of your investment options in proportion to your value in each.

--------------------------------------------------------------------------------

You can withdraw all or part of your policy's net cash surrender value, although you may incur tax consequences by doing so.

--------------------------------------------------------------------------------

EFFECT OF PARTIAL WITHDRAWALS ON INSURANCE COVERAGE. If the Option A death benefit is in effect, a partial withdrawal results in a dollar-for-dollar reduction in the policy's face amount (and, hence, an equal reduction in the Option A death benefit). If the paid up death benefit guarantee is in effect, a partial withdrawal will generally reduce the face amount by more than the amount of the withdrawal. Face amount reductions that occur automatically as a result of withdrawals, however, do not result in our deducting any portion of any then remaining surrender charge. We will not permit a partial withdrawal that would reduce the face amount below our minimum for new policy issuances at the time, or that would cause the policy to no longer be treated as life insurance for federal income tax purposes.

If death benefit Option B is in effect, a partial withdrawal reduces the death benefit on a dollar for dollar basis, but does not affect the face amount.


The result is different, however, during any time when the alternative death benefit (discussed earlier in this prospectus) would be higher than the Option A or B death benefit you have selected. In that case, a partial withdrawal will cause the death benefit to decrease by more than the amount of the withdrawal, even if the paid up death benefit guarantee is not then in effect. A partial withdrawal reduces the amount of your premium payments that counts toward maintaining our other guarantees against termination, as well. A partial withdrawal may increase the chance that your policy could lapse because of insufficient value to pay policy charges as they fall due, or because it could result in a death benefit guarantee not being in effect.

You should refer to "Tax information" below, for information about possible tax consequences of partial withdrawals and any associated reduction in policy benefits.



SURRENDERING YOUR POLICY FOR ITS NET CASH SURRENDER VALUE


You can surrender (give us back) your policy for its "net cash surrender value" at any time. The net cash surrender value equals your account value, minus any outstanding loans and unpaid loan interest, minus any amount of your account value that is "restricted" as a result of previously distributed "living benefits," and minus any surrender charge that then remains applicable. The surrender charge is described in "Charges and expenses you will pay" earlier in this prospectus.

Please refer to "Tax information" below for the possible tax consequences of surrendering your policy and applicable waivers of surrender charges in the event of federal estate tax repeal.



YOUR OPTION TO RECEIVE A LIVING BENEFIT


Subject to our insurance underwriting guidelines and availability in your state, your policy will automatically include our living benefits rider. This feature enables you to receive a portion (generally 75%) of the policy's death benefit (excluding death benefits payable under certain other policy riders), if the insured person has a terminal illness (as defined in the rider).

We make no additional charge for the rider. However, if you tell us that you do not wish to have the living benefits rider added at issue, but you later ask to add it, we will need to evaluate the insurance risk at that time, and we may decline to issue the rider.


If you receive a living benefit, the remaining benefits under your policy will be affected. We will deduct the amount of any living benefit we have paid, plus interest (as specified in the rider), from the death benefit proceeds that become payable under the policy if and when the insured person dies.


When we pay a living benefit we automatically transfer a pro-rata portion of your policy's net cash surrender value to the policy's guaranteed interest option. This amount, together with the interest we charge thereon, will be "restricted" -- that is, it will not be available for any loans, transfers or partial withdrawals that you may wish to make. In addition, it may not be used to satisfy the charges we deduct from your policy's value. We will deduct these restricted amounts from any subsequent surrender proceeds that we pay. (In your policy, we refer to this as a "lien" we establish against your policy.)

The receipt of a living benefits payment may qualify for exclusion from income tax. See "Tax information" below. Receipt of a living benefits payment may affect your eligibility for certain government benefits or entitlements.


--------------------------------------------------------------------------------
You can arrange to receive a "living benefit" if the insured person becomes terminally ill.
--------------------------------------------------------------------------------

22  Accessing your money

5. Tax information

--------------------------------------------------------------------------------

This discussion is based on current federal income tax law and interpretations. It assumes that the policyowner is a natural person who is a U.S. citizen and resident. The tax effects on corporate taxpayers, non-U.S. residents or non-U.S. citizens may be different. This discussion is general in nature, and should not be considered tax advice, for which you should consult a qualified tax advisor.


BASIC TAX TREATMENT FOR YOU AND YOUR BENEFICIARY


An Incentive Life(SM) policy will be treated as "life insurance" for federal income tax purposes (a) if it meets the definition of life insurance under
Section 7702 of the Internal Revenue Code (the "Code") and (b) as long as the investments made by the underlying Portfolios satisfy certain investment diversification requirements under Section 817(h) of the Code. We believe that the policies will meet these requirements and, therefore, that


o the death benefit received by the beneficiary under your policy generally will not be subject to federal income tax; and

o increases in your policy's account value as a result of interest or investment experience will not be subject to federal income tax, unless and until there is a distribution from your policy, such as a surrender, a partial withdrawal, loan or a payment to you.


There may be different tax consequences if you assign your policy or designate a new owner. See "Assigning your policy" later in this prospectus.



TAX TREATMENT OF DISTRIBUTIONS TO YOU

The federal income tax consequences of a distribution from your policy depend on whether your policy is a "modified endowment contract" (sometimes also referred to as an "MEC"). In all cases, however, the character of any income described below as being taxable to the recipient will be ordinary income (as opposed to capital gain).

TESTING FOR MODIFIED ENDOWMENT CONTRACT STATUS. Your policy will be a "modified endowment contract" if, at any time during the first seven years of your policy, you have paid a cumulative amount of premiums that exceeds the cumulative seven-pay limit. The cumulative seven-pay limit is the amount of premiums that you would have paid by that time under a similar fixed-benefit insurance policy that was designed (based on certain assumptions mandated under the Code) to provide for paid up future benefits after the payment of seven equal annual premiums. ("Paid up" means that no future premiums would be required.) This is called the "seven-pay" test.

Whenever there is a "material change" under a policy, the policy will generally be (a) treated as a new contract for purposes of determining whether the policy is a modified endowment contract and (b) subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prescribed formula, the account value of the policy at the time of such change. A materially changed policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit at any time during the new seven-pay period. A "material change" for these purposes could occur as a result of a change in death benefit option, the selection of additional rider benefits, an increase in your policy's face amount (including pursuant to our cost-of-living rider), or certain other changes.

If your policy's benefits are reduced during its first seven years (or within seven years after a material change), the seven-pay limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. (Such a reduction in benefits could include, for example, a requested decrease in face amount, the termination of additional benefits under a rider or, in some cases, a partial withdrawal.) If the premiums previously paid are greater than the recalculated (lower) seven-pay limit, the policy will become a modified endowment contract.

A life insurance policy that you receive in exchange for a modified endowment contract will also be considered a modified endowment contract.


In addition to the above premium limits for testing for modified endowment status, there are overall limits on the amount of premiums you may pay under your policy in order for it to qualify as life insurance. Changes made to your policy, for example, a decrease in face amount (including any decrease that may occur as a result of a partial withdrawal) or other decrease in benefits may impact the maximum amount of premiums that can be paid, as well as the maximum amount of account value that may be maintained under the policy. In some cases, this may cause us to take current or future action in order to assure that your policy continues to qualify as life insurance, including distribution of amounts to you that may be includible as income. See "Changes we can make" later in this prospectus.


TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS NOT A MODIFIED ENDOWMENT CONTRACT. As long as your policy remains in force as a non-modified endowment contract, policy loans will be treated as indebtedness, and no part of the loan proceeds will be subject to current federal income tax. Interest on the loan will generally not be tax deductible, although interest credited on loan collateral may become taxable under the rules below if distributed.

If you make a partial withdrawal after the first 15 years of your policy, the proceeds will not be subject to federal income tax except to the extent such proceeds exceed your "basis" in your policy. (Your basis generally will equal the premiums you have paid, less the amount of any previous distributions from your policy that were not taxable.) During the first 15 years, however, the proceeds from a partial withdrawal could be subject to federal income tax, under a complex formula, to the extent that your account value exceeds your basis.

Upon full surrender, any amount by which the proceeds we pay (including amounts we use to discharge any policy loan and unpaid loan interest) exceed your basis in the policy will be subject to federal


                                                             Tax information  23
income tax. IN ADDITION, IF A POLICY TERMINATES AFTER A GRACE PERIOD, THE EXTINGUISHMENT OF ANY THEN-OUTSTANDING POLICY LOAN AND UNPAID LOAN INTEREST
WILL BE TREATED AS A DISTRIBUTION AND COULD BE SUBJECT TO TAX UNDER THE FOREGOING RULES. Finally, if you make an assignment of rights or benefits under your policy, you may be deemed to have received a distribution from your policy, all or part of which may be taxable.

TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS A MODIFIED ENDOWMENT CONTRACT. Any distribution from your policy will be taxed on an "income-first" basis if your policy is a modified endowment contract. Distributions for this purpose include a loan (including any increase in the loan amount to pay interest on an existing loan or an assignment or a pledge to secure a loan) or withdrawal. Any such distributions will be considered taxable income to you to the extent your account value exceeds your basis in the policy. (For modified endowment contracts, your basis is similar to the basis described above for other policies, except that it also would be increased by the amount of any prior loan under your policy that was considered taxable income to you.)

For purposes of determining the taxable portion of any distribution, all modified endowment contracts issued by Equitable Life (or its affiliate) to the same owner (excluding certain qualified plans) during any calendar year are treated as if they were a single contract.

A 10% penalty tax also will apply to the taxable portion of most distributions from a policy that is a modified endowment contract. The penalty tax will not, however, apply to (i) taxpayers whose actual age is at least 59-1/2, (ii) distributions in the case of a disability (as defined in the Code) or (iii) distributions received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

IF YOUR POLICY TERMINATES AFTER A GRACE PERIOD, THE EXTINGUISHMENT OF ANY THEN OUTSTANDING POLICY LOAN AND UNPAID LOAN INTEREST WILL BE TREATED AS A DISTRIBUTION (to the extent the loan was not previously treated as such) and could be subject to tax, including the 10% penalty tax, as described above. In addition, upon a full surrender, any excess of the proceeds we pay (including any amounts we use to discharge any loan) over your basis in the policy, will be subject to federal income tax and, unless an exception applies, the 10% penalty tax.

Distributions that occur during a year of your policy in which it becomes a modified endowment contract, and during any subsequent years, will be taxed as described in the four preceding paragraphs. In addition, distributions from a policy within two years before it becomes a modified endowment contract also will be subject to tax in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

RESTORATION OF A TERMINATED POLICY. For tax purposes, some restorations of a policy that terminated after a grace period may be treated as the purchase of a new policy.


TAX TREATMENT OF LIVING BENEFITS PROCEEDS

Amounts received under an insurance policy on the life of an individual who is terminally ill, as defined by the tax law, are generally excludable from the payee's gross income. We believe that the benefits provided under our living benefits rider meet the tax law's definition of terminally ill and can qualify for this income tax exclusion. This exclusion does not apply to amounts paid to someone other than the insured person, however, if the payee has an insurable interest in the insured person's life only because the insured person is a director, officer or employee of the payee or by reason of the insured person being financially interested in any trade or business carried on by the payee.



EFFECT OF POLICY ON INTEREST DEDUCTIONS TAKEN BY BUSINESS ENTITIES

Ownership of a policy by a trade or business entity can limit the amount of any interest on business borrowings that entity otherwise could deduct for federal income tax purposes, even though such business borrowings may be unrelated to the policy. To avoid the limit, the insured person must be an officer, director, employee or 20% owner of the trade or business entity when coverage on that person commences.

The limit does not generally apply for policies owned by natural persons (even if those persons are conducting a trade or business as sole proprietorships), unless a trade or business entity that is not a sole proprietorship is a direct or indirect beneficiary under the policy. Entities commonly have such a beneficial interest, for example, in so-called "split dollar" arrangements. If the trade or business entity has such an interest in a policy, it will be treated the same as if it owned the policy for purposes of the limit on deducting interest on unrelated business income.

The limit generally applies only to policies issued after June 8, 1997 in taxable years ending after such date. However, for this purpose, any material increase in face amount that you request, or other material change in a policy, will be treated as the issuance of a new policy.

In cases where the above-discussed limit on deductibility applies, the non-deductible portion of unrelated interest on business loans is determined by multiplying the total amount of such interest by a fraction. The numerator of the fraction is the policy's average account value (excluding amounts we are holding to secure any policy loans) for the year in question, and the denominator is the average for the year of the aggregate tax bases of all the entity's other assets.

Any corporate, trade, or business use of a policy should be carefully reviewed by your tax advisor with attention to these rules, as well as the other rules and possible pending legislative proposals which might further restrict available exceptions to this limit on interest deductions or make other tax law changes with respect to such coverage.


REQUIREMENT THAT WE DIVERSIFY INVESTMENTS

Under Section 817(h) of the Code, the Treasury Department has issued regulations that implement investment diversification requirements. Failure to comply with these regulations would disqualify your policy as a life insurance policy under Section 7702 of the Code. If this were to occur, you would be subject to federal income tax on any income


24  Tax information
and gains under the policy and the death benefit proceeds would lose their income tax-free status. These consequences would continue for the period of the disqualification and for subsequent periods. Through the Portfolios, we intend to comply with the applicable diversification requirements.


ESTATE, GIFT, AND GENERATION-SKIPPING TAXES


If the policy's owner is the insured person, the death benefit will generally be includable in the owner's estate for purposes of federal estate tax. If the owner is not the insured person, and the owner dies before the insured person, the value of the policy would be includable in the owner's estate. If the owner is neither the insured person nor the beneficiary, the owner will be considered to have made a gift to the beneficiary of the death benefit proceeds when they become payable.

In general, a person will not owe estate or gift taxes until gifts made by such person, plus that person's taxable estate, total at least $1 million. (For estate tax purposes only, this amount is scheduled to rise at periodic intervals to $3.5 million in 2009. For year 2010, the estate tax is scheduled to be repealed. For years 2011 and thereafter the estate tax is reinstated and the gift and estate tax exemption referred to above would again be $1 million.) For this purpose, however, certain amounts may be deductible or excludable, such as gifts and bequests to a person's spouse or charitable institutions and certain gifts of $11,000 (previously the amount was $10,000) or less per year for each recipient.

As a general rule, if you make a "transfer" to a person two or more generations younger than you, a generation-skipping tax may be payable. Generation-skipping transactions would include, for example, a case where a grandparent "skips" his or her children and names his or her grandchildren as a policy's beneficiaries. In that case, the generation-skipping "transfer" would be deemed to occur when the insurance proceeds are paid. The generation-skipping tax rates are similar to the maximum estate tax rate in effect at the time. Individuals, however, are generally allowed an aggregate generation-skipping tax exemption of $1 million (indexed annually for inflation, e.g., $1,100,000 for 2002). Beginning in year 2004, this exemption will be the same as the amounts discussed above for estate taxes, including a full repeal in year 2010, then return to current law in years 2011 and thereafter. Beginning in 2011, at any time during which there is no federal estate tax in effect, we will waive any surrender charges that would otherwise apply upon a surrender of your policy or a reduction of the face amount of insurance.


The particular situation of each policyowner, insured person or beneficiary will determine how ownership or receipt of policy proceeds will be treated for purposes of federal estate, gift and generation-skipping taxes, as well as state and local estate, inheritance and other taxes. Because these rules are complex, you should consult with a qualified tax adviser for specific information, especially where benefits are passing to younger generations.


PENSION AND PROFIT-SHARING PLANS

There are special limits on the amount of insurance that may be purchased by a trust or other entity that forms part of a pension or profit-sharing plan qualified under Section 401(a) or 403 of the Code. In addition, the federal income tax consequences will be different from those described in this prospectus. These rules are complex, and you should consult a qualified tax advisor.


OTHER EMPLOYEE BENEFIT PROGRAMS


Complex rules may also apply when a policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of other employee benefits. Employees may have imputed income for the value of any economic benefit provided by the employer. There may be other tax implications, as well. Among other issues, these policyowners must consider whether the policy was applied for by or issued to a person having an insurable interest under applicable state law and with the insured person's consent. The lack of an insurable interest or consent may, among other things, affect the qualification of the policy as life insurance for federal income tax purposes and the right of the beneficiary to receive a death benefit. In early 2002 the IRS issued a Notice and opening of a regulations project concerning the taxation of split-dollar life insurance arrangements. Transition and grandfathering rules, among other items, should be carefully reviewed when considering such arrangements.



ERISA

Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974. You should consult a qualified legal advisor.


OUR TAXES


The operations of our Separate Account FP are reported in our federal income tax return. The Separate Account's investment income and capital gains, however, are, for tax purposes, reflected in our variable life insurance policy reserves. Therefore, we currently pay no taxes on such income and gains and impose no charge for such taxes. We reserve the right to impose a charge in the future for taxes incurred; for example, a charge to the Separate Account for income taxes incurred by us that are allocable to the policies.


If our state, local or other tax expenses increase, we may add or increase our charges for such taxes when they are attributable to Separate Account FP, based on premiums, or otherwise allocable to the policies.


WHEN WE WITHHOLD TAXES FROM DISTRIBUTIONS

Generally, unless you provide us with a satisfactory written election to the contrary prior to the distribution, we are required to withhold income tax from any proceeds we distribute as part of a taxable transaction under your policy. If you do not wish us to withhold tax from the payment, or if we do not withhold enough, you may have to pay later, and you may incur penalties under the estimated income tax rules. In some cases, where generation skipping taxes may apply, we may also be required to withhold for such taxes unless we are provided satisfactory notification that no such taxes are due. States may also require us to withhold tax on distributions to you. Special withholding rules apply if you are not a U.S. resident or not a U.S. citizen.


                                                             Tax information  25

POSSIBILITY OF FUTURE TAX CHANGES


The U.S. Congress frequently considers legislation that, if enacted, could change the tax treatment of life insurance policies or increase the taxes we pay in connection with such policies. In addition, the Treasury Department may amend existing regulations, issue regulations on the qualification of life insurance and modified endowment contracts, or adopt new or clarifying interpretations of existing law. State and local tax law or, if you are not a U.S. citizen and resident, foreign tax law, may also affect the tax consequences to you, the insured person or your beneficiary, and are subject to change or change in interpretation. Any changes in federal, state, local or foreign tax law or interpretations could have a retroactive effect both on our taxes and on the way your policy is taxed.


OTHER INFORMATION

The IRS has stated that you will be considered the owner of the assets in the Separate Account if you possess incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has the authority to issue guidelines prescribing the circumstances in which your ability to direct your investment to particular Portfolios within an insurance policy may cause you, rather than the insurance company, to be treated as the owner of the Portfolio shares attributable to your policy. If you were to be considered the owner of the underlying shares, income and gains attributable to such Portfolio shares would be currently included in your gross income for federal income tax purposes. Incidents of investment control could include among other items, the number of investment options available under a policy and/or the frequency of transfers available under the policy. In connection with the issuance of regulations concerning investment diversification in 1986, the Treasury Department announced that the diversification regulations did not provide guidance on investor control but that guidance would be issued in the form of regulations or rulings. As of the date of this prospectus, no such guidance has been issued. It is not known whether such guidelines, if in fact issued, would have retroactive adverse effect on existing policies. We cannot provide assurance as to the terms or scope of any future guidance nor any assurance that such guidance would not be imposed on a retroactive basis to policies issued under this prospectus. We reserve the right to modify the policy as necessary to attempt to prevent you from being considered the owner of the assets of the Separate Account for tax purposes.



26  Tax information

6. More information about procedures that apply to your policy

--------------------------------------------------------------------------------

This section provides further detail about certain subjects that are addressed in the previous pages. The following discussion generally does not repeat the information already contained in those pages.


WAYS TO MAKE PREMIUM AND LOAN PAYMENTS

CHECKS AND MONEY ORDERS. Premiums or loan payments generally must be paid by check or money order drawn on a U.S. bank in U.S. dollars and made payable to "Equitable Life."


We prefer that you make each payment to us with a single check drawn on your business or personal bank account. We also will accept a single money order, bank draft or cashier's check payable directly to Equitable Life, although we must report such "cash equivalent" payments to the Internal Revenue Service under certain circumstances. Cash and travelers' checks, or any payments in foreign currency, are not acceptable. We will accept third-party checks payable to someone other than Equitable Life and endorsed over to Equitable Life only
(1) as a direct payment from a qualified retirement plan or (2) if they are made out to a trustee who owns the policy and endorses the entire check (without any refund) as a payment to the policy.



REQUIREMENTS FOR SURRENDER REQUESTS

Your surrender request must include the policy number, your name, your tax identification number, the name of the insured person, and the address where proceeds should be mailed. The request must be signed by you, as the owner, and by any joint owner, collateral assignee or irrevocable beneficiary. We may also require you to complete specific tax forms.

Finally, in order for your surrender request to be complete, you must return your policy to us.


WAYS WE PAY POLICY PROCEEDS

The payee for death benefit or other policy proceeds (e.g. upon surrenders) may name a successor to receive any amounts that we still owe following the payee's death. Otherwise, we will pay any such amounts to the payee's estate.

We must approve any payment arrangements that involve more than one payment option, or a payee who is not a natural person (for example, a corporation), or a payee who is a fiduciary. Also, the details of all payment arrangements will be subject to our rules at the time the arrangements are selected and take effect. This includes rules on the minimum amount we will pay under an option, minimum amounts for installment payments, withdrawal or commutation rights (your rights to receive payments over time, for which we may offer a lump sum payment), the naming of payees, and the methods for proving the payee's age and continued survival.


ASSIGNING YOUR POLICY

You may assign (transfer) your rights in a policy to someone else as collateral for a loan, to effect a change of ownership or for some other reason, if we agree. Collateral assignments may also sometimes be used in connection with dividing the benefits of the policy under a split-dollar arrangement, which will also have its own tax consequences. A copy of the assignment must be forwarded to our Administrative Office. We are not responsible for any payment we make or any action we take before we receive notice of the assignment or for the validity of the assignment. An absolute assignment is a change of ownership.


Certain transfers for value may subject you to income tax and penalties and cause the death benefit to lose its income-tax free treatment. Further, a gift of a policy that has a loan outstanding may be treated as part gift and part transfer for value, which could result in both gift tax and income tax consequences. As for split-dollar arrangements, the IRS has issued a Notice in early 2002 of both new and interim guidance and a regulations project as to the taxation of such arrangements. You should consult your tax advisor prior to making a transfer or other assignment.



DATES AND PRICES AT WHICH POLICY EVENTS OCCUR

We describe below the general rules for when, and at what prices, events under your policy will occur. Other portions of this prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.

DATE OF RECEIPT. Where this prospectus refers to the day when we receive a payment, request, election, or notice from you, we usually mean the day on which that item (or the last thing necessary for us to process that item) arrives in complete and proper form at our Administrative Office or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.

BUSINESS DAYS. Business day is every day that the New York Stock Exchange is open for regular trading. A business day ends at the time regular trading on the exchange closes (or is suspended) for the day. We compute unit values for our variable investment options as of the end of each business day. This usually is 4:00 p.m., Eastern Time.

PAYMENTS YOU MAKE. The following are reflected in your policy as of the date we receive them:

o premium payments received after the policy's investment start date (discussed below)

o loan repayments and interest payments

REQUESTS YOU MAKE. The following transactions occur as of the date we receive your request:

o withdrawals

o tax withholding elections

o face amount decreases that result from a withdrawal

                 More information about procedures that apply to your policy  27

o changes of allocation percentages for premium payments or monthly deductions

o surrenders

o changes of beneficiary

o transfers from a variable investment option to the guaranteed interest option

o changes in form of death benefit payment

o loans

o transfers among variable investment options

o assignments

o termination of paid up death benefit guarantee

The following transactions occur on your policy's next monthly anniversary that coincides with or follows the date we approve your request:

o changes in face amount

o election of paid up death benefit guarantee

o changes in death benefit option

o changes of insured person

o termination of enhanced death benefit guarantee

o restoration of terminated policies

DOLLAR COST AVERAGING SERVICE. Transfers pursuant to our dollar cost averaging service (automatic transfer service) occur as of the first day of each policy month. If you request the dollar cost averaging service in your original policy application, the first transfer will occur as of the first day of the second policy month after your policy's initial Allocation Date. If you request this service at any later time, we make the first such transfer as of your policy's first monthly anniversary that coincides with or follows the date we receive your request.

ASSET REBALANCING SERVICE. If you request the asset rebalancing service, the first redistribution will be on the date you specify or the date we receive your request, if later. However, no rebalancing will occur before your policy's Allocation Date. Subsequent periodic rebalancings occur quarterly, semiannually or annually, as you have requested.


DELAY IN CERTAIN CASES. We may delay allocating any payment you make to our variable investment options, or any transfer, for the same reasons stated in "Delay of variable investment option proceeds" later in this prospectus. We may also delay such transactions for any other legally permitted purpose.


PRICES APPLICABLE TO POLICY TRANSACTIONS. If a transaction will increase or decrease the amount you have in a variable investment option as of a certain date, we process the transaction using the unit values for that option computed as of that day's close of business, unless that day is not a business day. In that case, we use unit values computed as of the next business day's close.

EFFECT OF DEATH OR SURRENDER. You may not make any surrender or partial withdrawal request after the insured person has died. Also, all insurance coverage ends on the date as of which we process any request for a surrender.

POLICY ISSUANCE

REGISTER DATE. When we issue a policy, we assign it a "register date," which will be shown in the policy. We measure the months, years, and anniversaries of your policy from your policy's register date.


o If you submit the full minimum initial premium to your financial professional at the time you sign the application and before the policy is issued, and we issue the policy as it was applied for, then the register date will be the later of (a) the date you signed part I of the policy application or
  (b) the date a medical professional signed part II of the policy application.

o If we do not receive your full minimum initial premium at our Administrative Office before the issue date or, if we issue the policy on a different basis than you applied for, the register date will be the same as the date we actually issue the policy (the "issue date").


Policies that would otherwise receive a register date of the 29th, 30th or 31st of any month will receive a register date of the 28th of that month.

We may also permit an earlier than customary register date (a) for employer-sponsored cases, to accommodate a common register date for all employees or (b) to provide a younger age at issue. (A younger age at issue reduces the monthly charges that we deduct under a policy.) The charges and deductions commence as of the register date, even when we have permitted an early register date. We may also permit policyowners to delay a register date (up to three months) in employer-sponsored cases.

INVESTMENT START DATE. This is the date your investment first begins to earn a return for you in our EQ/Alliance Money Market option (prior to the Allocation
Date). Generally, this is the register date, or, if later, the date we receive your full minimum initial premium at our Administrative Office.


COMMENCEMENT OF INSURANCE COVERAGE. You must give the full minimum initial premium to your financial professional on or before the day the policy is delivered to you. No insurance under your policy will take effect unless (1) the insured person is still living at the time such payment and delivery are completed and (2) the information in the application continues to be true and complete, without material change, as of the time of such payment. If you submit the full minimum initial premium with your application, we may, subject to certain conditions, provide a limited amount of temporary insurance on the proposed insured person. You may request and review a copy of our temporary insurance agreement for more information about the terms and conditions of that coverage. If you do not submit the full minimum initial premium with your application and the minimum initial premium is paid upon delivery, your monthly charges commence as of the register date. Generally, the register date will be earlier than the date coverage begins.


NON-ISSUANCE. If, after considering your application, we decide not to issue a policy, we will refund any premium you have paid, without interest.


AGE; AGE AT ISSUE. Unless the context in this prospectus requires otherwise, we consider the insured person's "age" during any policy year to be his or her age on his or her birthday nearest to the beginning of that policy year. For example, the insured person's age for the first policy year ("age at issue") is that person's age on whichever birthday is closer to (i.e., before or after) the policy's register date.



28  More information about procedures that apply to your policy

GENDER-NEUTRAL POLICIES


Congress and various states have from time to time considered legislation that would require insurance rates to be the same for males and females. In addition, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of Incentive Life(SM) in connection with an employment-related insurance or benefit plan. In a 1983 decision, the United States Supreme Court held that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

There will be no distinctions based on sex in the cost of insurance rates for Incentive Life(SM) policies sold in Montana. We will also make such gender-neutral policies available on request in connection with certain employee benefit plans. Cost of insurance rates applicable to a gender-neutral policy will not be greater than the comparable male rates under a gender specific Incentive Life(SM) policy.



                 More information about procedures that apply to your policy  29

7. More information about other matters

--------------------------------------------------------------------------------

YOUR VOTING PRIVILEGES

VOTING OF PORTFOLIO SHARES. As the legal owner of any Portfolio shares that support a variable investment option, we will attend (and have the right to vote at) any meeting of shareholders of the Portfolio (or the Trusts). To satisfy currently-applicable legal requirements, however, we will give you the opportunity to tell us how to vote the number of each Portfolio's shares that are attributable to your policy. We will vote shares attributable to policies for which we receive no instructions in the same proportion as the instructions we do receive from all policies that participate in our Separate Account FP (discussed below). With respect to any Portfolio shares that we are entitled to vote directly (because we do not hold them in a separate account or because they are not attributable to policies), we will vote in proportion to the instructions we have received from all holders of variable annuity and variable life insurance policies who are using that Portfolio.


Under current legal requirements, we may disregard the voting instructions we receive from policyowners only in certain narrow circumstances prescribed by SEC regulations. If we do, we will advise you of the reasons in the next annual or semiannual report we send to you.


VOTING AS POLICYOWNER. In addition to being able to instruct voting of Portfolio shares as discussed above, policyowners that use our variable investment options may in a few instances be called upon to vote on matters that are not the subject of a shareholder vote being taken by any Portfolio. If so, you will have one vote for each $100 of account value in any such option; and we will vote our interest in Separate Account FP in the same proportion as the instructions we receive from holders of Incentive Life(SM) and other policies that Separate Account FP supports.



ABOUT OUR SEPARATE ACCOUNT FP

Each variable investment option is a part (or "subaccount") of our Separate Account FP. We established Separate Account FP under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable life insurance policies. We are the legal owner of all of the assets in Separate Account FP and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our policies. The results of Separate Account FP's operations are accounted for without regard to Equitable Life's other operations.

Separate Account FP's predecessor was established on April 19, 1985 by our then wholly owned subsidiary, Equitable Variable Life Insurance Company. We established our Separate Account FP under New York Law on September 21, 1995. When Equitable Variable Life Insurance Company merged into Equitable Life, as of January 1, 1997, our Separate Account FP succeeded to all the assets, liabilities and operations of its predecessor.

Separate Account FP is registered with the SEC under the Investment Company Act of 1940 and is classified by that act as a "unit investment trust." The SEC, however, does not manage or supervise Equitable Life or Separate Account FP.


Each subaccount (variable investment option) of Separate Account FP available under Incentive Life(SM) invests solely in Class IB/B shares issued by the corresponding Portfolio of either Trust. Separate Account FP immediately reinvests all dividends and other distributions it receives from a Portfolio in additional shares of that Portfolio.

Each Trust sells its shares to Equitable Life separate accounts in connection with Equitable Life's variable life insurance and annuity products, to the trustee of a qualified plan for Equitable Life and to separate accounts of insurance companies, both affiliated and unaffiliated with Equitable Life. We currently do not foresee any disadvantages to our policyowners arising out of this. However, the Board of Trustees of each Trust intends to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a Board's response insufficiently protects our policyowners, we will see to it that appropriate action is taken to do so. Also, if we ever believe that any of the Trusts' Portfolios is so large as to materially impair the investment performance of the Portfolio involved, we will examine other investment alternatives.



ABOUT OUR GENERAL ACCOUNT


Our general account assets support all of our obligations, (including those under the Incentive Life(SM) policies and, more specifically, the guaranteed interest option). Our general assets consist of all of our assets as to which no class or classes of our annuity or life insurance policies have any preferential claim. You will not share in the investment experience of our general account assets, however; and we have full discretion about how we invest those assets (subject only to any requirements of law).


Because of applicable exemptions and exclusions, we have not registered interests in the general account under the Securities Act of 1933 or registered the general account as an investment company with the SEC. Accordingly, neither the general account, the guaranteed interest option, nor any interests therein, are subject to regulation under those acts. The staff of the SEC has not reviewed the portions of this prospectus that relate to the general account and the guaranteed interest option. The disclosure, however, may be subject to certain provisions of the federal securities law relating to the accuracy and completeness of statements made in prospectuses.

We declare the rate of interest periodically, but it will not be less than 3%. We credit and compound the interest daily at an effective annual rate that equals the declared rate. The rates we are at any time declaring on outstanding policies may differ from the rates we are then declaring for newly issued policies.


30  More information about other matters

YOU CAN CHANGE YOUR POLICY'S INSURED PERSON

After the policy's second year, we will permit you to request that a new insured person replace the existing one. This requires that you provide us with adequate evidence that the proposed new insured person meets our requirements for insurance. Other requirements are outlined in your policy.


Upon making this change, the monthly insurance charges we deduct will be based on the new insured person's insurance risk characteristics and may result in a loss of any death benefit guarantees. The change of insured person will not, however, affect the surrender charge computation for the amount of coverage that is then in force.

Substituting the insured person is a taxable event and may, depending upon individual circumstances, have other tax consequences as well. For example, the change could cause the policy to be a "modified endowment contract" or to fail the Internal Revenue Code's definition of "life insurance," unless we also distribute certain amounts to you from the policy. See "Tax information" earlier in this prospectus. You should consult your tax advisor prior to substituting the insured person. As a condition to substituting the insured person we may require you to sign a form acknowledging the potential tax consequences. In no event, however, will we permit a change that causes your policy to fail the definition of life insurance.



TRANSFERS OF YOUR ACCOUNT VALUE

TRANSFERS NOT IMPLEMENTED. When we cannot process part of a transfer request, we will not process any other part of the request. This could occur, for example, where the request does not comply with our transfer limitations, or where you request transfer of an amount greater than that currently allocated to an investment option.

Similarly, the dollar cost averaging service will terminate immediately if: (1) your amount in the EQ/Alliance Money Market option is insufficient to cover the automatic transfer amount; (2) your policy is in a grace period; or (3) we receive notice of the insured person's death. Similarly, the asset rebalancing program will terminate if either (2) or (3) occurs.


DISRUPTIVE TRANSFER ACTIVITY. You should note that the Incentive Life(SM) contract is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy, making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio. These kind of strategies and transfer activities are disruptive to the underlying portfolios in which the variable investment options invest. If we determine that your transfer patterns among the variable investment options are disruptive to the underlying portfolios, we may, among other things, restrict the availability of personal telephone requests, facsimile transmissions, automated telephone services, Internet services or any electronic transfer services. We may also refuse to act on transfer instructions of an agent who is acting on behalf of one or more owners. In making these determinations, we may consider the combined transfer activity in all annuity contracts and life insurance policies that we believe are under common ownership, control or direction.


We currently consider transfers into and out of (or vice versa) the same variable investment option within a five business day period as potentially disruptive transfer activity. In order to prevent disruptive activity, we monitor the frequency of transfers, including the size of transfers in relation to portfolio assets, in each underlying portfolio, and we take appropriate action, which may include the actions described above to restrict availability of voice, fax and automated transaction services, when we consider the activity of owners to be disruptive. We currently provide a letter to owners who have engaged in such activity of our intention to restrict such services. However, we may not continue to provide such letters. We may also, in our sole discretion and without further notice, change what we consider disruptive transfer activity, as well as change our procedures to restrict this activity.


TELEPHONE AND EQACCESS REQUESTS


If you are a properly authorized person, you may make transfers between investment options by telephone or over the Internet as described earlier in this prospectus under "Telephone and EQAccess transfers."

Also, you may make the following additional types of requests by calling the number under "By toll-free phone" in "How to reach us" from a touch-tone phone, if you are both the owner of the policy and the insured person, or through EQAccess if you are the individual owner:


o changes of premium allocation percentages

o changes of address


Currently, you may request a policy loan by calling the toll-free number.


For security purposes, all telephone requests are automatically tape-recorded and are invalid if the information given is incomplete or any portion of the request is inaudible. We have established procedures reasonably designed to confirm that telephone instructions are genuine. These include requiring personal identification information from the caller and providing subsequent written confirmation of the instructions.

If you wish to participate in EQAccess, you must first agree to the terms and conditions set forth in our EQAccess Online Services Agreement, which you can find at our Web site. For security purposes, you may not initiate any transactions relating to your policy for five (5) days after you have elected to use EQAccess. We will send you a confirmation letter by first class mail. Additionally, you will be required to use a password and protect it from unauthorized use. We will provide subsequent written confirmation of any EQAccess transactions. We will assume that all instructions received through EQAccess from anyone using your password are given by you; however, we reserve the right to refuse to process any transaction and/or block access to EQAccess if we have reason to believe the instructions given are unauthorized.

If we do not employ reasonable procedures to confirm the genuineness of telephone or Internet instructions, we may be liable for any losses arising out of any act or omission that constitutes negligence, lack of good faith, or willful misconduct. In light of our procedures, we will not be liable for following telephone or Internet instructions that we reasonably believe to be genuine.


                                        More information about other matters  31

We reserve the right to refuse to process any telephone or Internet transactions if we have reason to believe that the request compromises the general security and/or integrity of our automated systems (see discussion of "Disruptive transfer activity" above).


Any telephone, Internet or facsimile transaction request that we receive after the close of a business day (which is usually 4:00 p.m. Eastern Time) will be processed as of the next business day. During times of extreme market activity, or for other reasons, you may be unable to contact us to make a telephone or Internet request. If this occurs, you should submit a written transaction request to our Administrative Office. We reserve the right to discontinue telephone or Internet transactions, or modify the procedures and conditions for such transactions, without notifying you, at any time.



DEDUCTING POLICY CHARGES


MONTHLY COST OF INSURANCE CHARGE. The monthly cost of insurance charge is determined by multiplying the cost of insurance rate that is then applicable to your policy by the amount we have at risk under your policy. Our amount at risk (also described in your policy as "net amount at risk") on any date is the difference between (a) the death benefit that would be payable if the insured person died on that date and (b) the then total account value under the policy. A greater amount at risk, or a higher cost of insurance rate, will result in a higher monthly charge.

Generally, the cost of insurance rate increases from one policy year to the next. This happens automatically because of the insured person's increasing age.

Our cost of insurance rates are guaranteed not to exceed those that will be specified in your policy. For most insured persons at most ages, our current rates are lower than those maximums. Therefore, we have the ability to raise these rates up to the guaranteed maximum at any time.

The guaranteed maximum cost of insurance rates for gender neutral Incentive Life(SM) policies for insureds who are age 18 or above are based on the 1980 Commissioner's Standard Ordinary SB Smoker and NB Non-Smoker Mortality Tables. The guaranteed maximum cost of insurance rates for gender neutral Incentive Life(SM) policies for insureds who are under age 18 are based on the 1980 Commissioner's Standard Ordinary Mortality Table B. For all other policies, for insureds who are age 18 or above, the guaranteed maximum cost of insurance rates are based on the 1980 Commissioner's Standard Ordinary Male and Female Smoker and Non-Smoker Mortality Tables. For insureds who are under age 18, the guaranteed maximum cost of insurance rates are based on the 1980 Commissioner's Standard Ordinary Male and Female Mortality Tables.


Our cost of insurance rates will generally be lower (except in Montana and in connection with certain employee benefit plans) if the insured person is a female than if a male. They also will generally be lower for non-tobacco users than tobacco users and lower for persons that have other highly favorable health characteristics, as compared to those that do not. On the other hand, insured persons who present particular health, occupational or avocational risks may be charged higher cost of insurance rates and other additional charges as specified in their policies. In addition, the current rates also vary depending on the duration of the policy (i.e., the length of time since the policy was issued).


We offer lower rates for non-tobacco users only if they are at least age 18. You may ask us to review a younger insured person's tobacco habits beginning on the policy anniversary on which such person is age 18.


DATE OF MONTHLY DEDUCTIONS. We make the regular monthly deductions as of the first day of each month of the policy.

PURPOSES OF POLICY CHARGES. The charges under the policies are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the policies. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the policies. If, as we expect, the charges that we collect from the policies exceed our total costs in connection with the policies, we will earn a profit. Otherwise, we will incur a loss.

The current and maximum rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge: e.g., the administrative charge, cost of insurance charge, and mortality and expense risk charge. However, the fact that any charge bears the name of, or is designed primarily to defray, a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the policies. The surrender charge, for example, is designed primarily to defray sales expenses, but may also be used to defray other expenses associated with your policy that we have not recovered by the time of any surrender. Similarly, the premium charge is designed primarily to defray sales and tax expenses we incur that are based on premium payments.


CUSTOMER LOYALTY CREDIT


We provide a customer loyalty credit for policies that have been in force for more than six years. This is added to the account value each month. The dollar amount of the credit is a percentage of the total amount you then have in our investment options (not including any value we are holding as collateral for any policy loans). The percentage credit is currently at an annual rate of .60% beginning in the policy's seventh year. This credit is not guaranteed, however. Because we first offered Incentive Life(SM) in 1999, no credit has yet been attained under any in-force policy.



SUICIDE AND CERTAIN MISSTATEMENTS

If an insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of an insured person, we will adjust the amount of any death benefit (and certain rider benefits), as described in the policy (or rider).


WHEN WE PAY POLICY PROCEEDS


GENERAL. We will generally pay any death benefit, surrender, withdrawal, or loan within seven days after we receive the request and any other required items.



32  More information about other matters

CLEARANCE OF CHECKS. We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment or loan repayment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

DELAY OF GUARANTEED INTEREST OPTION PROCEEDS. We also have the right to defer payment or transfers of amounts out of our guaranteed interest option for up to six months. If we delay more than 30 days in paying you such amounts, we will pay interest of at least 3% per year from the date we receive your request.

DELAY OF VARIABLE INVESTMENT OPTION PROCEEDS. We reserve the right to defer payment of any death benefit, transfer, loan or other distribution that is derived from a variable investment option if (a) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on that exchange is restricted; (b) the SEC has declared that an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (c) the law permits the delay for the protection of owners. If we need to defer calculation of values for any of the foregoing reasons, all delayed transactions will be processed at the next available unit values.

DELAY TO CHALLENGE COVERAGE. We may challenge the validity of your insurance policy or any rider based on any material misstatements in an application you have made to us. We cannot make such challenges, however, beyond certain time limits set forth in the policy or rider. If the insured person dies within one of these limits, we may delay payment of any proceeds until we decide whether to challenge the policy.


CHANGES WE CAN MAKE

In addition to any of the other changes described in this prospectus, we have the right to modify how we or Separate Account FP operate. We intend to comply with applicable law in making any changes and, if necessary, we will seek policyowner approval. We have the right to:


o combine two or more variable investment options or withdraw assets relating to Incentive Life(SM) from one investment option and put them into another;


o end the registration of, or re-register, Separate Account FP under the Investment Company Act of 1940;

o operate Separate Account FP under the direction of a "committee" or discharge such a committee at any time;

o restrict or eliminate any voting rights or privileges of policyowners (or other persons) that affect Separate Account FP;

o operate Separate Account FP, or one or more of the variable investment options, in any other form the law allows. This includes any form that allows us to make direct investments, in which case we may charge Separate Account FP an advisory fee. We may make any legal investments we wish for Separate Account FP. In addition, we may disapprove any change in investment advisers or in investment policy unless a law or regulation provides differently.


If we take any action that results in a material change in the underlying investments of a variable investment option, we will notify you to the extent required by law. We may, for example, cause the variable investment option to invest in a mutual fund other than, or in addition to, the Trusts. If you then wish to transfer the amount you have in that option to another investment option, you may do so.


We may make any changes in the policy or its riders, require additional premium payments, or make distributions from the policy to the extent we deem necessary to ensure that your policy qualifies or continues to qualify as life insurance for tax purposes. Any such change will apply uniformly to all policies that are affected. We will give you written notice of such changes. Subject to all applicable legal requirements, we also may make other changes in the policies that do not reduce any net cash surrender value, death benefit, account value, or other accrued rights or benefits.


REPORTS WE WILL SEND YOU

Shortly after the end of each year of your policy, we will send you a report that includes information about your policy's current death benefit, account value, cash surrender value (i.e., account value minus any current surrender charge), policy loans, policy transactions and amounts of charges deducted. We will send you individual notices to confirm your premium payments, loan repayments, transfers and certain other policy transactions.


LEGAL PROCEEDINGS

Equitable Life and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a policyowner's interest in Separate Account FP, nor would any of these proceedings be likely to have a material adverse effect upon the Separate Account, our ability to meet our obligations under the policies, or the distribution of the policies.


ILLUSTRATIONS OF POLICY BENEFITS

In order to help you understand how your policy values would vary over time under different sets of assumptions, we will provide you with certain illustrations when you purchase your policy and upon request thereafter. These will be based on the age and insurance risk characteristics of the insured person under your policy and such factors as the face amount, death benefit option, premium payment amounts, and assumed rates of return (within limits) that you request. We have filed an example of such an illustration as an exhibit to the registration statement referred to below.


SEC REGISTRATION STATEMENT


We have on file with the SEC a registration statement under the Securities Act of 1933 that relates to the Incentive Life(SM) policies. The registration statement contains additional information that is not required to be included in this prospectus. You may obtain this information, for a fee, from the SEC's Public Reference Section at 450 5th Street, N.W., Washington, D.C. 20549 or, without charge, from the SEC's web-site (www.sec.gov).


HOW WE MARKET THE POLICIES


We offer variable life insurance policies (including Incentive Life(SM)) and variable annuity contracts through AXA Distributors LLC ("AXA Distributors"). The Investment Company Act of 1940, therefore, classifies



                                        More information about other matters  33

AXA Distributors as a "principal underwriter" of those policies and contracts. AXA Distributors also serves as a principal underwriter of the Trusts. AXA Distributors is an indirect wholly owned subsidiary of Equitable Life, with its address at 1290 Avenue of the Americas, New York, NY 10104. AXA Distributors is a successor by merger to all of the functions, rights and obligations of Equitable Distributors, Inc. ("EDI"), including the role of principal underwriter of Separate Account FP. Accordingly, all references to EDI as principal underwriter in each prospectus should be replaced with AXA Distributors, LLC. Like AXA Distributors, EDI was owned by Equitable Holdings, LLC. AXA Distributors is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. ("NASD"). In 2000 and 2001, we paid EDI fees of $52,501,772 and $219,355,297 respectively, for its services under a Distribution Agreement with Equitable Life and its separate accounts.

We sell Incentive Life(SM) through licensed insurance agencies (both affiliated and unaffiliated with Equitable Life) and their affiliated broker-dealers (who are registered with the SEC and are members of the NASD). Such agencies and their affiliated broker-dealers have entered into selling agreements with AXA Distributors. The licensed insurance agents who sell our policies are appointed as agents of Equitable Life, and are financial professionals of the agencies' affiliated broker-dealer. Sales commissions will be paid by Equitable Life to the agency which sells you this policy. The commissions don't cost you anything above the charges and expenses already discussed elsewhere in this prospectus. Generally, the agencies will receive maximum commissions of: 50% of the amount of the premium you pay in your policy's first year up to a certain amount, plus 3% of all other premiums you pay in your policy's first year, plus 3% of all premiums you pay in the second through tenth years. We pay comparable commissions on the amount of premiums you pay that we deem attributable to any face amount increase that you request. We may substitute a form of asset based compensation for premium based compensation after the first policy year.

Use of the Incentive Term rider instead of an equal amount of coverage under the base policy generally reduces commissions. Therefore, an agent may receive a higher commission for selling you a policy that does not include a term rider.



INSURANCE REGULATION THAT APPLIES TO EQUITABLE LIFE

We are regulated and supervised by the New York State Insurance Department. In addition, we are subject to the insurance laws and regulations in every state where we sell policies. We submit annual reports on our operations and finances to insurance officials in all of these states. The officials are responsible for reviewing our reports to see that we are financially sound. Such regulation, however, does not guarantee or provide absolute assurance of our soundness.


34  More information about other matters

Directors and principal officers


--------------------------------------------------------------------------------


Set forth below is information about our directors and, to the extent they are responsible for variable life insurance operations, our principal officers. Unless otherwise noted, their address is 1290 Avenue of the Americas, New York, New York 10104.






DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
 Name and Principal Business Address   Business Experience Within Past Five Years
------------------------------------------------------------------------------------------------------------------------------------
Francoise Colloc'h
------------------------------------------------------------------------------------------------------------------------------------
AXA                                    Member of the Management Board (January 2000 to present); Group Executive President, Human
25 Avenue Matignon                     Resources, Communication and Synergies (January 2000 to present); Senior Executive Vice
75008 Paris, France                    President, Human Resources and Communications, AXA (January 1997 to present); prior thereto,
                                       Executive Vice President, Culture-Management-Communication (1993 to January 1997); and
                                       various positions with AXA affiliated companies; Member, Executive Committee, AXA (January
                                       1997 to January 2000); Director, AXA Financial, Inc. (December 1996 to present).
------------------------------------------------------------------------------------------------------------------------------------
Henri de Castries
------------------------------------------------------------------------------------------------------------------------------------
AXA                                    Director of Equitable Life (since September 1993). Chairman of the Board of AXA Financial
25 Avenue Matignon                     (since April 1998); Vice Chairman (February 1996 to April 1998). Chairman of the Management
75008 Paris, France                    Board and Chief Executive Officer of AXA (since May 2000), Vice Chairman of AXA's Management
                                       Board (January 2000 to May 2000). Prior thereto, Senior Executive Vice President, Financial
                                       Services and Life Insurance Activities in the United States, Germany, the United Kingdom and
                                       Benelux (1997 to 1999); Executive Vice President, Financial Services and Life Insurance
                                       Activities (1993 to 1997) of AXA. Director or officer of various subsidiaries and affiliates of the AXA Group. Director of Alliance Capital Management Corporation, the general partner of
                                       Alliance Holding and Alliance. A former Director of Donaldson, Lufkin & Jenrette ("DLJ") from
                                       July 1993 to November 2000.
------------------------------------------------------------------------------------------------------------------------------------
Claus-Michael Dill
------------------------------------------------------------------------------------------------------------------------------------
AXA Konzern AG                         Director of Equitable Life (since May 2000). Chairman of the Management Board of AXA Konzern
Gereonsdriesch 9-11                    AG (since June 1999). Member of the AXA Group Management Board since April 1999. Prior
50670 Cologne, Germany                 thereto, member of the Holding Management Board of Gerling-Konzern in Cologne (1995 to April
                                       1999). Chairman of the Management Board of AXA Versicherung AG, AXA Lebensversicherung AG and
                                       AXA Service AG Lebensversicherungs-Management AG (since June 1999). Director of AXA Financial
                                       (since May 2000).
------------------------------------------------------------------------------------------------------------------------------------
Joseph L. Dionne
------------------------------------------------------------------------------------------------------------------------------------
198 N. Wilton Road                     Director of Equitable Life (since May 1982). Retired Chairman of The McGraw-Hill Companies
New Canaan, CT 06840                   (since January 2000); prior thereto, Chairman (April 1988 to January 2000) and Chief
                                       Executive Officer(April 1983 to April 1998). Director of Harris Corporation and Ryder System,
                                       Inc. Director of AXA Financial, Inc. (since May, 1992). He retired as a Director of
                                       McGraw-Hill Companies in April 2000.
------------------------------------------------------------------------------------------------------------------------------------
Denis Duverne
------------------------------------------------------------------------------------------------------------------------------------
AXA                                    Director of Equitable Life (since February 1998). Executive Vice President, International
25, Avenue Matignon                    (US-UK-Benelux) AXA and member of AXA Executive Board (since January, 2000). Director,
75008 Paris, France                    Alliance (since February 1996) and various AXA affiliated companies. Former Director of DLJ
                                       (February 1997 to November 2000).
------------------------------------------------------------------------------------------------------------------------------------
Jean-Rene Fourtou
------------------------------------------------------------------------------------------------------------------------------------
Aventis                                Director of Equitable Life (since July 1992). Vice Chairman of the Management Board of
46 quai de la Rapee                    Aventis (since December 1999). Prior thereto, Chairman and Chief Executive Officer of
75601 Paris Cedex 12                   Rhone-Poulenc, S.A. (1986 to December 1999). Member of the Supervisory Board of AXA. Director
France                                 of Schneider Electric, Rhodia, and Pernod-Ricard and European Aeronautic Defense and Space
                                       Company. Former Member of the Consulting Council of Banque de France. Director, AXA Financial
                                       (since July, 1992).
------------------------------------------------------------------------------------------------------------------------------------


                                             Directors and principal officers 35

DIRECTORS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
 Name and Principal Business Address   Business Experience Within Past Five Years
------------------------------------------------------------------------------------------------------------------------------------
Norman C. Francis
------------------------------------------------------------------------------------------------------------------------------------
Xavier University of Louisiana         Director of Equitable Life (since March 1989). President of Xavier University of Louisiana;
7325 Palmetto Street                   Director and Chairman of the Board, Liberty Bank and Trust, New Orleans, LA, Piccadilly
New Orleans, LA 70125                  Cafeterias, Inc., and Entergy Corporation. Former Director of First National Bank of Commerce
                                       and Piccadilly Cafeterias, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Donald J. Greene
------------------------------------------------------------------------------------------------------------------------------------
LeBoeuf, Lamb, Greene & MacRae         Director of Equitable Life (since July 1991). Of Counsel, LeBoeuf, Lamb, Greene & MacRae
125 West 55th Street                   (since 1999). Prior thereto, Partner of the firm (1965 to 1999). Director of AXA Financial
New York, NY 10019-4513                (since May 1992). Director of Associated Electric and Gas Insurance Services and AXIS
                                       Specialty Insurance Company since 2001.
------------------------------------------------------------------------------------------------------------------------------------
John T. Hartley
------------------------------------------------------------------------------------------------------------------------------------
1025 NASA Boulevard                    Director of Equitable Life (since August 1987). Retired as Director in 2000. Director of AXA
Melbourne, FL 32919                    Financial (since May 1992); Director of the McGraw Hill Companies.
------------------------------------------------------------------------------------------------------------------------------------
John H.F. Haskell Jr.
------------------------------------------------------------------------------------------------------------------------------------
UBS Warburg LLC                        Director of Equitable Life (since July 1992); Director of AXA Financial (since July 1992);
299 Park Avenue                        Senior Advisor of UBS Warburg LLC (formerly Warburg Dillon Read LLC) (since 1999); Director
New York, NY 10171                     (until 2000); Prior thereto, Managing Director and member of its Board of Directors
                                       (1975-1999); Chairman, Supervisory Board, Dillon Read (France) Gestion (until 1998);
                                       Director, Pall Corporation (since November 1998).
------------------------------------------------------------------------------------------------------------------------------------
Mary (Nina) Henderson
------------------------------------------------------------------------------------------------------------------------------------
425 E. 86th Street, Apt. 12-C          Director of Equitable Life (since December 1996). Retired Corporate Vice President, Core
New York, NY 10028                     Business Development of Bestfoods (from June 1999 until December 2000). Prior thereto,
                                       President, Bestfoods Grocery (formerly CPC International, Inc.) and Vice President, Bestfoods
                                       (1997 to 1999). President, Bestfoods Specialty Markets Group (1993 to 1997); Director, Hunt
                                       Corporation, PACTIV Corporation and the "Shell" Transport and Trading Company, plc. Director,
                                       AXA Financial (since December 1996).
------------------------------------------------------------------------------------------------------------------------------------
W. Edwin Jarmain
------------------------------------------------------------------------------------------------------------------------------------
Jarmain Group Inc.                     Director of Equitable Life (since July 1992). President, Jarmain Group Inc. (since 1979); and
77 King Street West                    Business director of several affiliated companies. Director, AXA Insurance (Canada),
Suite 4545                             Anglo-Canada General Insurance Company, Alliance Capital Management Corporation and AXA
Toronto, Ontario M5K 1K2               Pacific Insurance Company, Alternate Director, AXA Asia Pacific Holdings Limited (December
Canada                                 1999 to September 2000) and a former Director of DLJ (October 1999 to November 2000).
                                       Chairman (non-executive) and Director, FCA International Ltd. (January 1994 to May 1998).
                                       Director of AXA Financial, Inc. (since July 1992).
------------------------------------------------------------------------------------------------------------------------------------
George T. Lowy
------------------------------------------------------------------------------------------------------------------------------------
Cravath, Swaine & Moore                Director of Equitable Life (since July 1992). Partner, Cravath, Swaine & Moore. Director,
825 Eighth Avenue                      Eramet.
New York, NY 10019
------------------------------------------------------------------------------------------------------------------------------------
Didier Pineau-Valencienne
------------------------------------------------------------------------------------------------------------------------------------
Credit Suisse, First Boston            Director of Equitable Life (since February 1996). Vice Chairman Credit Suisse First Boston
c/o Schneider Electric                 (since March 1999). Chairman and Chief Executive Officer (1981 to February 1999) (now
64, rue de Miromesnel                  Honorary Chairman) Schneider Electric. Former Member of the Supervisory Board of AXA (January
75008 Paris, France                    1997 to May 2001). Director of CGIP, AON Corporation and Fleury Michon/France, Member of the
                                       Supervisory Board of Aventis (formerly Rhone-Poulenc, S.A.), Andr- & Cie, SA, LAGARDERE and
                                       Swiss Helvetic Fund; member of the Advisory Board of Booz-Allen & Hamilton. Director of AXA
                                       Financial, Inc. (since February 1996).
------------------------------------------------------------------------------------------------------------------------------------
George J. Sella, Jr.
------------------------------------------------------------------------------------------------------------------------------------
P.O. Box 397                           Director of Equitable Life (since May 1987). Retired Chairman and Chief Executive Officer of
Newton, NJ 07860                       American Cyanamid Company (retired April 1993); previously held other officerships with
                                       American Cyanamid. Director of AXA Financial (since May 1992) and Coulter Pharmaceutical (May
                                       1987 to 2001).
------------------------------------------------------------------------------------------------------------------------------------


36 Directors and principal officers

DIRECTORS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
 Name and Principal Business Address   Business Experience Within Past Five Years
------------------------------------------------------------------------------------------------------------------------------------
Peter J. Tobin
------------------------------------------------------------------------------------------------------------------------------------
Peter J. Tobin College of Business     Director of Equitable Life (since March 1999); Dean of the Peter J. Tobin College of Business
St. John's University                  St. John's University (since August 1998); Chief Financial Officer, Chase Manhattan Corp.
8000 Utopia Parkway                    (1985 to 1997). Director, Alliance Capital Management Corporation (since May 2000); The CIT
Jamaica, NY 11439                      Group, Inc. (May 1984 to June 2001), H.W. Wilson Company and Junior Achievement of New York,
                                       Inc. and a Director and Officer of Rock Valley Tool, LLC. Director of AXA Financial, Inc.
                                       (since March 1999).
------------------------------------------------------------------------------------------------------------------------------------




OFFICERS - DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
 Name and Principal Business Address   Business Experience Within Past Five Years
------------------------------------------------------------------------------------------------------------------------------------
Bruce W. Calvert
------------------------------------------------------------------------------------------------------------------------------------
Alliance Capital Management            Director of Equitable Life (since May 2001); Director (since October 1992), Chairman of the
Corporation                            Board (since May 2001) and Chief Executive Officer (since January 1999), Alliance Capital
1345 Avenue of the Americas            Management Corporation; Vice Chairman (May 1993 to April 2001) and Chief Investment Officer
New York, NY 10105                     (May 1993 to January 1999), Alliance Capital Management Corporation; Director, AXA Financial,
                                       Inc. (May 2001 to present); Vice Chairman of the Board of Trustees of Colgate University;
                                       Trustee of the Mike Wolk Heart Foundation; Member of the Investment Committee of the New York
                                       Community Trust.
------------------------------------------------------------------------------------------------------------------------------------
Christopher M. Condron
------------------------------------------------------------------------------------------------------------------------------------
                                       Director, Chairman of the Board and Chief Executive Officer, Equitable Life (since May 2001);
                                       Director, President and Chief Executive Officer, AXA Financial, Inc. (May 2001 to present);
                                       Chairman of the Board and Chief Executive Officer, AXA Client Solutions, LLC (May 2001 to
                                       present); Member of AXA's Management Board, (May 2001 to present); Director, Alliance Capital
                                       Management Corporation (May 2001 to present); Director, Chairman of the Board, President and
                                       Chief Executive Officer, The Equitable of Colorado, Inc. (since June 2001); Director, The
                                       American Ireland Fund (1999 to present); Board of Trustees of The University of Scranton
                                       (1995 to present); Member of the Investment Company Institute's Board of Governors (since
                                       October 2001; prior thereto, October 1997 to October 2000) and Executive Committee
                                       (1998-2001); Former Trustee of The University of Pittsburgh and St. Sebastian's Country Day
                                       School; Former Director of the Massachusetts Bankers Association; President and Chief
                                       Operating Officer, Mellon Financial Corporation (1999-2001); Chairman and Chief Executive
                                       Officer, Dreyfus Corporation (1995-2001).
------------------------------------------------------------------------------------------------------------------------------------
Stanley B. Tulin
------------------------------------------------------------------------------------------------------------------------------------
                                       Director and Vice Chairman of the Board (since February 1998), and Chief Financial Officer
                                       (since May 1996), Equitable Life. Vice Chairman of the Board (since November 1999) and Chief
                                       Financial Officer (since May 1997) and prior thereto, Senior Executive Vice President
                                       (February 1998 to November 1999), AXA Financial. Executive Vice President and Member of the
                                       Executive Committee of AXA. Director, Vice Chairman and Chief Financial Officer (since
                                       December 1999) The Equitable of Colorado; AXA Client Solutions, LLC and AXA Distribution
                                       Holding Corp. (since September 1999). Director, Alliance (since July 1997). Formerly a
                                       Director of DLJ (from June 1997 to November 2000). Prior thereto, Chairman, Insurance
                                       Consulting and Actuarial Practice, Coopers & Lybrand, L.L.P.
------------------------------------------------------------------------------------------------------------------------------------



                                             Directors and principal officers 37

OTHER OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
 Name and Principal Business Address   Business Experience Within Past Five Years
------------------------------------------------------------------------------------------------------------------------------------
Leon B. Billis
------------------------------------------------------------------------------------------------------------------------------------
                                       Executive Vice President (since February 1998) and AXA Group Deputy Chief Information Officer
                                       (February 2001 to present); prior thereto, Chief Information Officer (November 1994 to
                                       February 2001), Equitable Life and AXA Client Solutions, LLC (since September 1999).
                                       Previously held other officerships with Equitable Life.
------------------------------------------------------------------------------------------------------------------------------------
Jennifer Blevins
------------------------------------------------------------------------------------------------------------------------------------
                                       Executive Vice President (January 2002 to present), Equitable Life; Executive Vice President
                                       (January 2002 to present), AXA Client Solutions, LLC; prior thereto, Senior Vice President and Managing Director Worldwide Human Resources, Chubb and Son, Inc. (1999 to 2001); Senior
                                       Vice President and Deputy Director of Worldwide Human Resources, Chubb and Son, Inc. (1998 to
                                       1999); Senior Vice President of European Human Resources (and previous Human Resources positions), Chubb Insurance Company of Europe (1992 to 1998).
------------------------------------------------------------------------------------------------------------------------------------
Harvey Blitz
------------------------------------------------------------------------------------------------------------------------------------
                                       Senior Vice President, Equitable Life. Senior Vice President, AXA Financial. Senior Vice
                                       President, AXA Client Solutions, LLC. Director and Chairman, Frontier Trust Company
                                       ("Frontier"), FSB . Director, EQF (now AXA Advisors) (until September 1999). Executive Vice
                                       President and Director (since September 1999), AXA Advisors. Director and Senior Vice
                                       President, AXA Network, LLC (formerly EquiSource). Director and Officer of various Equitable
                                       Life affiliates. Previously held other officerships with Equitable Life and its affiliates.
------------------------------------------------------------------------------------------------------------------------------------
Kevin R. Byrne
------------------------------------------------------------------------------------------------------------------------------------
                                       Senior Vice President and Treasurer, Equitable Life and AXA Financial. Senior Vice President
                                       and Treasurer, AXA Client Solutions, LLC (since September 1999); The Equitable of Colorado
                                       (since December 1999). Treasurer, Frontier (since 1990) and AXA Network, LLC (since 1999).
                                       Chairman (since August 2000) and Chief Executive Officer (since September 1997), and prior thereto, President and Treasurer, Equitable Casualty Insurance Company ("Casualty"). Vice
                                       President and Treasurer, EQ Advisors Trust (since March 1997). Senior Vice President and
                                       Treasurer, AXA Distribution Holding Corporation (since November 1999) and AXA Advisors, LLC
                                       (since December 2001). Director, Chairman, President and Chief Executive Officer, Equitable
                                       JV Holdings (since August 1997). Director (since July 1997), and Senior Vice President and
                                       Chief Financial Officer (since April 1998), ACMC. Treasurer, Paramount Planners, LLC (since
                                       November 2000). Previously held other officerships with Equitable Life and its affiliates.
------------------------------------------------------------------------------------------------------------------------------------
Selig Ehrlich
------------------------------------------------------------------------------------------------------------------------------------
                                       Executive Vice President (since December 2001) and Chief Actuary (since May 2001), Equitable
                                       Life; prior thereto, Senior Vice President (July 1999 to December 2001) and Deputy General
                                       manager (September 2000 to December 2001). Executive Vice President (since December 2001) and
                                       Chief Actuary (since May 2001), AXA Client Solutions, LLC.
------------------------------------------------------------------------------------------------------------------------------------
MaryBeth Farrell
------------------------------------------------------------------------------------------------------------------------------------
                                       Executive Vice President (December 2001 to present), Equitable Life; prior thereto, Senior
                                       Vice President and Deputy Controller (November 1999 to December 2001); Senior Vice President
                                       and Controller, GreenPoint Financial/GreenPoint Bank (May 1994 to November 1999); Executive
                                       Vice President (December 2001 to present), AXA Client Solutions, LLC.
------------------------------------------------------------------------------------------------------------------------------------
Judy A. Faucett
------------------------------------------------------------------------------------------------------------------------------------
                                       Senior Vice President, Equitable Life, (since September 1996) and Actuary (September 1996 to
                                       December 1998). Senior Vice President, AXA Client Solutions, LLC (September 1999 to December
                                       2001), Director, Chairman and Chief Executive Officer, AXA Network, LLC (since July 1999).
------------------------------------------------------------------------------------------------------------------------------------


38 Directors and principal officers

OTHER OFFICERS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
 Name and Principal Business Address   Business Experience Within Past Five Years
------------------------------------------------------------------------------------------------------------------------------------
Stuart L. Faust
------------------------------------------------------------------------------------------------------------------------------------
                                       Senior Vice President (September 1997 to present) and Deputy General Counsel (November 1999 to present), Equitable Life; prior thereto, Senior Vice President and Associate General
                                       Counsel (September 1997 to October 1999), Vice President and Associate General Counsel
                                       (November 1993 to August 1997); Senior Vice President and Deputy General Counsel (September
                                       2001 to present), AXA Financial; Senior Vice President (September 1999 to present) and Deputy
                                       General Counsel (November 1999 to present), AXA Client Solutions, LLC.
------------------------------------------------------------------------------------------------------------------------------------
Alvin H. Fenichel
------------------------------------------------------------------------------------------------------------------------------------
                                       Senior Vice President and Controller, Equitable Life, AXA Financial and AXA Client Solutions,
                                       LLC. Senior Vice President and Controller, The Equitable of Colorado, Inc. (since December
                                       1999). Previously held other officerships with Equitable Life and its affiliates.
------------------------------------------------------------------------------------------------------------------------------------
Paul J. Flora
------------------------------------------------------------------------------------------------------------------------------------
                                       Senior Vice President and Auditor, Equitable Life. AXA Financial and AXA Client Solutions,
                                       LLC.
------------------------------------------------------------------------------------------------------------------------------------
Donald R. Kaplan
------------------------------------------------------------------------------------------------------------------------------------
                                       Senior Vice President (since September 1999), Chief Compliance Officer and Associate General
                                       Counsel, Equitable Life. Previously held other officerships with Equitable Life. Senior Vice
                                       President, AXA Client Solutions, LLC (since September 1999).
------------------------------------------------------------------------------------------------------------------------------------
John M. Lefferts
------------------------------------------------------------------------------------------------------------------------------------
                                       Executive Vice President and President of Retail Distribution (September 2001 to present),
                                       Equitable Life; prior thereto, President of Texas Region (1998-2001), Agency Manager
                                       (1989-1998). Executive Vice President and President of Retail Distribution, AXA Client
                                       Solutions, LLC (since September 2001). Director and Executive Vice President, The Equitable
                                       of Colorado, Inc. (since September 2001). Director, President, Vice President, Secretary and
                                       Treasurer, AXA Network Insurance Agency of Texas, Inc. Director, Children's Cancer Fund.
------------------------------------------------------------------------------------------------------------------------------------
William I. Levine
------------------------------------------------------------------------------------------------------------------------------------
                                       Executive Vice President and Chief Information Officer (February 2001 to present), Equitable
                                       Life. Executive Vice President and Chief Information Officer, AXA Client Solutions, LLC
                                       (since February 2001). Senior Vice President, Paine Webber (1997 to 2001).
------------------------------------------------------------------------------------------------------------------------------------
William (Alex) MacGillivray
------------------------------------------------------------------------------------------------------------------------------------
                                       Executive Vice President (December 2001 to present), Equitable Life, prior thereto, Senior
                                       Vice President (May 2000 to December 2001); Executive Vice President (December 2001 to
                                       present), AXA Client Solutions, LLC); Director, Chairman of the Board and Chief Executive
                                       Officer (December 2001 to present), AXA Network, LLC and its subsidiaries; Director (April
                                       2000 to present), President (April 2000 to present) and Chief Executive Officer (September
                                       2001 to present), AXA Distributors, LLC; prior thereto, held various previous positions from
                                       1996 to 2000.
------------------------------------------------------------------------------------------------------------------------------------
Charles A. Marino
------------------------------------------------------------------------------------------------------------------------------------
                                       Senior Vice President (September 2000 to present) and Actuary (May 1994 to present),
                                       Equitable Life; prior thereto, Vice President (May 1998 to September 2000), Assistant Vice
                                       President (May 1993 to May 1998); Senior Vice President (September 2000 to present) and
                                       Actuary (September 1999 to present), AXA Client Solutions, LLC.
------------------------------------------------------------------------------------------------------------------------------------
Richard J. Matteis
------------------------------------------------------------------------------------------------------------------------------------
                                       Executive Vice President, Equitable Life (since May 1998); Executive Vice President, AXA
                                       Client Solutions, LLC (since September 1999); Executive Vice President, Chase Manhattan
                                       Corporation (January 1983 to June 1997); Director, EQF (now AXA Advisors) (October 1998 to
                                       May 1999).
------------------------------------------------------------------------------------------------------------------------------------


                                             Directors and principal officers 39

OTHER OFFICERS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
 Name and Principal Business Address   Business Experience Within Past Five Years
------------------------------------------------------------------------------------------------------------------------------------
Deanna M. Mulligan
------------------------------------------------------------------------------------------------------------------------------------
                                       Executive Vice President (September 2001 to present), Equitable Life; prior thereto, Senior
                                       Vice President (September 2000 to September 2001). Executive Vice President, AXA Client
                                       Solutions, LLC (since September 2001); prior thereto, Senior Vice President (September 2000 to September 2001). Principal (and various positions), McKinsey and Company, Inc. (1992 to
                                       2000).
------------------------------------------------------------------------------------------------------------------------------------
Peter D. Noris
------------------------------------------------------------------------------------------------------------------------------------
                                       Executive Vice President and Chief Investment Officer, Equitable Life. Executive Vice
                                       President (since May 1995) and Chief Investment Officer (since July 1995), AXA Financial,
                                       Executive Vice President and Chief Investment Officer, AXA Client Solutions (since September
                                       1999). President and Trustee (since November 1996), EQ Advisors Trust and Trustee of AXA
                                       Premier Funds (since November 2001). Executive Vice President and Chief Investment Officer,
                                       The Equitable of Colorado (since December 1999), Director, Alliance, and Equitable Real
                                       Estate (until June 1997). Executive Vice President, AXA Advisors.
------------------------------------------------------------------------------------------------------------------------------------
Anthony C. Pasquale
------------------------------------------------------------------------------------------------------------------------------------
                                       Senior Vice President, Equitable Life and AXA Client Solutions (since September 1999).
                                       Director, Chairman and Chief Operating Officer, Casualty (from September 1997 until August
                                       2000). Director, Equitable Agri-Business, Inc. (until June 1997). Previously held other officerships with Equitable Life and its affiliates.
------------------------------------------------------------------------------------------------------------------------------------
Pauline Sherman
------------------------------------------------------------------------------------------------------------------------------------
                                       Senior Vice President (since February 1999); Secretary and Associate General Counsel,
                                       Equitable Life and AXA Financial (since September 1995). Senior Vice President, Secretary and
                                       Associate General Counsel, AXA Financial and AXA Client Solutions (since September 1999).
                                       Senior Vice President, Secretary and Associate General Counsel, Equitable of Colorado (since
                                       December 1999). Secretary, AXA Distribution Holding Corporation (since September 1999).
                                       Previously held other officerships with Equitable Life.
------------------------------------------------------------------------------------------------------------------------------------
Richard V. Silver
------------------------------------------------------------------------------------------------------------------------------------
                                       Executive Vice President (since September 2001) and General Counsel (since November 1999),
                                       Equitable Life; prior thereto, Senior Vice President (February 1995 - September 2001), Deputy
                                       General Counsel (October 1996 to November 1999). Executive Vice President and General Counsel
                                       (since September 2001), AXA Financial, Inc.; prior thereto, Senior Vice President and Deputy
                                       General Counsel (October 1996 to September 2001). Executive Vice President (since September
                                       2001) and General Counsel (since September 1999), AXA Client Solutions, LLC. Executive Vice
                                       President (since September 2001) and General Counsel (since December 1999), Equitable of
                                       Colorado. Director, AXA Advisors. Senior Vice President and General Counsel, EIC (June 1997
                                       to March 1998). Previously held other officerships with Equitable Life and its affiliates.
------------------------------------------------------------------------------------------------------------------------------------


40 Directors and principal officers

8. Financial statements of Separate Account FP and Equitable Life

--------------------------------------------------------------------------------


The financial statements of Separate Account FP as of December 31, 2001 and for each of the three years in the period ended December 31, 2001 and the financial statements of Equitable Life as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001 included in this prospectus have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of such firm as experts in accounting and auditing. The financial statements of Equitable Life have relevance for the policies only to the extent that they bear upon the ability of Equitable Life to meet its obligations under the policies.



              Financial statements of Separate Account FP and Equitable Life  41

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

INDEX TO FINANCIAL STATEMENTS


Report of Independent Accountants.......... .....................................................  A-2
Financial Statements:
   Statements of Assets and Liabilities, December 31, 2001.......................................  A-3
   Statements of Operations for the Years Ended December 31, 2001, 2000 and 1999.................  A-7
   Statements of Changes in Net Assets for the Years Ended December 31, 2001, 2000 and 1999...... A-15
   Notes to Financial Statements...................................... .......................... A-26


THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
INDEX TO CONSOLIDATED FINANCIAL STATEMENTS


Report of Independent Accountants.........                                                         F-1
Consolidated Financial Statements:
   Consolidated Balance Sheets, December 31, 2001 and 2000.......................................  F-2
Consolidated Statements of Earnings, Years Ended December 31, 2001, 2000 and 1999................  F-3
   Consolidated Statements of Shareholder's Equity and Comprehensive Income,
   Years Ended December 31, 2001, 2000 and 1999..................................................  F-4
   Consolidated Statements of Cash Flows, Years Ended December 31, 2001, 2000 and 1999...........  F-5
   Notes to Consolidated Financial Statements....................................................  F-6

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
The Equitable Life Assurance Society of the United States and Policyowners of Separate Account FP of The Equitable Life Assurance Society of the United States



In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the separate Variable Investment Options, as listed in Note 1 to such financial statements, of The Equitable Life Assurance Society of the United States ("Equitable Life") Separate Account FP at December 31, 2001, the results of each of their operations and the changes in each of their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of Equitable Life's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of shares owned in the EQ Advisors Trust at December 31, 2001 with the transfer agent of the EQ Advisors Trust, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP
New York, New York
February 6, 2002

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2001


                                                                    EQ/Aggressive       EQ/Alliance
                                                                        Stock           Common Stock
                                                                  ----------------- -------------------
Assets:
Investments in shares of The Trust, at fair value ...............   $ 589,756,612     $ 2,582,856,335
Receivable for Trust shares sold ................................      10,890,306           9,680,119
Receivable for policy-related transactions ......................              --                  --
                                                                    -------------     ---------------
  Total assets ..................................................     600,646,918       2,592,536,454
                                                                    -------------     ---------------
Liabilities:
Payable for Trust shares purchased ..............................              --                  --
Payable for policy-related transactions .........................      11,005,390          10,163,384
                                                                    -------------     ---------------
  Total liabilities .............................................      11,005,390          10,163,384
                                                                    -------------     ---------------
Net Assets ......................................................   $ 589,641,528     $ 2,582,373,070
                                                                    =============     ===============
Net Assets:
Accumulation Units ..............................................   $ 588,326,542     $ 2,574,751,016
Accumulation nonunitized ........................................       1,201,174           7,224,694
Retained by Equitable Life in Separate Account FP ...............         113,812             397,360
                                                                    -------------     ---------------
Total net assets ................................................   $ 589,641,528     $ 2,582,373,070
                                                                    =============     ===============
Investments in shares of The Trust, at cost .....................   $ 688,908,192     $ 3,491,313,206
Trust shares held
 Class A ........................................................      25,496,570         157,745,155
 Class B ........................................................         333,485           6,841,740
Units outstanding (000's):
IL Plus Original Series, IL COLI, Incentive Life COLI - Class
 A and B 0.00% ..................................................             349                 700
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and
 after, Survivorship Incentive Life - Class B 0.60% .............              --                  --
Incentive Life 2000 Sales 1999 and after, Incentive Life
 Plus - Class B 0.60% ...........................................              --                  --
Incentive Life 2000 Sales 1999 and after, Survivorship
 Incentive Life, Incentive Life Plus - Class B 0.60% ............             104               1,055
Survivorship Incentive Life - Class B 0.60% .....................              --                  --
Survivorship 2000 - Class B 0.90% ...............................              --                  --
Accumulator Life - Class B 1.35% ................................              --                  --
Other products offered by Separate Account FP ...................           1,053               3,421
Unit value:
IL Plus Original Series, IL COLI, Incentive Life COLI - Class
 A and B 0.00% ..................................................   $      139.88     $        266.27
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and
 after, Survivorship Incentive Life - Class B 0.60% .............   $          --     $            --
Incentive Life 2000 Sales 1999 and after, Incentive Life
 Plus - Class B 0.60% ...........................................   $          --     $            --
Incentive Life 2000 Sales 1999 and after, Survivorship
 Incentive Life, Incentive Life Plus - Class B 0.60% ............   $       72.23     $        101.14
Survivorship Incentive Life - Class B 0.60% .....................   $          --     $            --
Survivorship 2000 - Class B 0.90% ...............................   $       71.49     $        100.09
Accumulator Life - Class B 1.35% ................................   $       70.78     $         82.58
Net assets of other products offered by Separate
 Account FP (000's) .............................................   $     532,248     $     2,281,619


                                                                     EQ/Alliance       EQ/Alliance       EQ/Alliance
                                                                      High Yield       Money Market    Premier Growth
                                                                  ----------------- ----------------- ----------------
Assets:
Investments in shares of The Trust, at fair value ...............   $ 121,951,990     $ 484,159,800    $ 113,203,157
Receivable for Trust shares sold ................................       1,146,752                --        2,266,404
Receivable for policy-related transactions ......................              --        61,022,186               --
                                                                    -------------     -------------    -------------
  Total assets ..................................................     123,098,742       545,181,986      115,469,561
                                                                    -------------     -------------    -------------
Liabilities:
Payable for Trust shares purchased ..............................              --        60,643,526               --
Payable for policy-related transactions .........................       1,174,464                --        2,261,128
                                                                    -------------     -------------    -------------
  Total liabilities .............................................       1,174,464        60,643,526        2,261,128
                                                                    -------------     -------------    -------------
Net Assets ......................................................   $ 121,924,278     $ 484,538,460    $ 113,208,433
                                                                    =============     =============    =============
Net Assets:
Accumulation Units ..............................................   $ 120,852,947     $ 482,719,666    $ 113,162,853
Accumulation nonunitized ........................................         875,082         1,815,537               --
Retained by Equitable Life in Separate Account FP ...............         196,249             3,257           45,580
                                                                    -------------     -------------    -------------
Total net assets ................................................   $ 121,924,278     $ 484,538,460    $ 113,208,433
                                                                    =============     =============    =============
Investments in shares of The Trust, at cost .....................   $ 153,158,216     $ 493,386,313    $ 124,976,401
Trust shares held
 Class A ........................................................      21,450,172        36,774,065               --
 Class B ........................................................         876,498         9,957,429       15,482,572
Units outstanding (000's):
IL Plus Original Series, IL COLI, Incentive Life COLI - Class
 A and B 0.00% ..................................................             124               602              104
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and
 after, Survivorship Incentive Life - Class B 0.60% .............              --                --            1,356
Incentive Life 2000 Sales 1999 and after, Incentive Life
 Plus - Class B 0.60% ...........................................              --                --               --
Incentive Life 2000 Sales 1999 and after, Survivorship
 Incentive Life, Incentive Life Plus - Class B 0.60% ............              61               778               --
Survivorship Incentive Life - Class B 0.60% .....................              --                --               --
Survivorship 2000 - Class B 0.90% ...............................              --                --               --
Accumulator Life - Class B 1.35% ................................              --                --               --
Other products offered by Separate Account FP ...................             384             1,386               89
Unit value:
IL Plus Original Series, IL COLI, Incentive Life COLI - Class
 A and B 0.00% ..................................................   $      147.62     $      143.20    $       74.19
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and
 after, Survivorship Incentive Life - Class B 0.60% .............   $          --     $          --    $       73.05
Incentive Life 2000 Sales 1999 and after, Incentive Life
 Plus - Class B 0.60% ...........................................   $          --     $          --    $          --
Incentive Life 2000 Sales 1999 and after, Survivorship
 Incentive Life, Incentive Life Plus - Class B 0.60% ............   $       77.70     $      115.07    $          --
Survivorship Incentive Life - Class B 0.60% .....................   $          --     $          --    $          --
Survivorship 2000 - Class B 0.90% ...............................   $       76.90     $      113.88    $          --
Accumulator Life - Class B 1.35% ................................   $       88.55     $      108.27    $       70.27
Net assets of other products offered by Separate
 Account FP (000's) .............................................   $      97,833     $     293,786    $       6,452



                                                                      EQ/Alliance       EQ/Alliance
                                                                   Small Cap Growth     Technology       EQ/Balanced
                                                                  ------------------ ---------------- -----------------
Assets:
Investments in shares of The Trust, at fair value ...............   $ 146,824,301      $ 44,441,039     $ 695,570,770
Receivable for Trust shares sold ................................       7,922,569                --                --
Receivable for policy-related transactions ......................              --                --                --
                                                                    -------------      ------------     -------------
  Total assets ..................................................     154,746,870        44,441,039       695,570,770
                                                                    -------------      ------------     -------------
Liabilities:
Payable for Trust shares purchased ..............................              --            11,101           204,757
Payable for policy-related transactions .........................       7,875,496            17,232           377,265
                                                                    -------------      ------------     -------------
  Total liabilities .............................................       7,875,496            28,333           582,022
                                                                    -------------      ------------     -------------
Net Assets ......................................................   $ 146,871,374      $ 44,412,706     $ 694,988,748
                                                                    =============      ============     =============
Net Assets:
Accumulation Units ..............................................   $ 146,755,378      $ 44,275,736     $ 691,560,936
Accumulation nonunitized ........................................              --                --         3,342,913
Retained by Equitable Life in Separate Account FP ...............         115,996           136,970            84,899
                                                                    -------------      ------------     -------------
Total net assets ................................................   $ 146,871,374      $ 44,412,706     $ 694,988,748
                                                                    =============      ============     =============
Investments in shares of The Trust, at cost .....................   $ 147,278,801      $ 47,403,981     $ 749,707,661
Trust shares held
 Class A ........................................................       9,751,642             1,338        46,679,628
 Class B ........................................................       1,646,707         8,812,106         1,238,247
Units outstanding (000's):
IL Plus Original Series, IL COLI, Incentive Life COLI - Class
 A and B 0.00% ..................................................             129                79               174
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and
 after, Survivorship Incentive Life - Class B 0.60% .............              --               769                --
Incentive Life 2000 Sales 1999 and after, Incentive Life
 Plus - Class B 0.60% ...........................................              --                --                --
Incentive Life 2000 Sales 1999 and after, Survivorship
 Incentive Life, Incentive Life Plus - Class B 0.60% ............             185                --               169
Survivorship Incentive Life - Class B 0.60% .....................              --                --                --
Survivorship 2000 - Class B 0.90% ...............................              --                --                --
Accumulator Life - Class B 1.35% ................................              --                --                --
Other products offered by Separate Account FP ...................             709                39             1,413
Unit value:
IL Plus Original Series, IL COLI, Incentive Life COLI - Class
 A and B 0.00% ..................................................   $      153.80      $      50.43     $      208.22
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and
 after, Survivorship Incentive Life - Class B 0.60% .............   $          --      $      49.91     $          --
Incentive Life 2000 Sales 1999 and after, Incentive Life
 Plus - Class B 0.60% ...........................................   $          --      $         --     $          --
Incentive Life 2000 Sales 1999 and after, Survivorship
 Incentive Life, Incentive Life Plus - Class B 0.60% ............   $      113.58      $         --     $      105.65
Survivorship Incentive Life - Class B 0.60% .....................   $          --      $         --     $          --
Survivorship 2000 - Class B 0.90% ...............................   $      112.41      $         --     $      114.49
Accumulator Life - Class B 1.35% ................................   $      125.32      $      49.26     $      101.79
Net assets of other products offered by Separate
 Account FP (000's) .............................................   $     105,885      $      1,937     $     637,635

-------
The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2001


                                                                      EQ/Bernstein           EQ/Capital
                                                                   Diversified Value   Guardian International
                                                                  ------------------- ------------------------
Assets:
Investments in shares of The Trust, at fair value ...............    $ 82,415,399            $ 775,456
Receivable for Trust shares sold ................................              --                4,173
Receivable for policy-related transactions ......................          42,407                   --
                                                                     ------------            ---------
  Total assets ..................................................      82,457,806              779,629
                                                                     ------------            ---------
Liabilities:
Payable for Trust shares purchased ..............................         101,242                   --
Payable for policy-related transactions .........................              --                4,173
                                                                     ------------            ---------
  Total liabilities .............................................         101,242                4,173
                                                                     ------------            ---------
Net Assets ......................................................    $ 82,356,564            $ 775,456
                                                                     ============            =========
Net Assets:
Accumulation Units ..............................................    $ 82,311,247            $ 773,899
Accumulation nonunitized ........................................              --                   --
Retained by Equitable Life in Separate Account FP ...............          45,317                1,557
                                                                     ------------            ---------
Total net assets ................................................    $ 82,356,564            $ 775,456
                                                                     ============            =========
Investments in shares of The Trust, at cost .....................    $ 84,824,318            $ 919,002
Trust shares held
 Class A ........................................................              --                   --
 Class B ........................................................       7,001,105               88,401
Units outstanding (000's):
IL Plus Original Series, IL COLI, Incentive Life COLI - Class
 A and B 0.00% ..................................................             170                   --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and
 after, Survivorship Incentive Life - Class B 0.60% .............             520                   --
Incentive Life 2000 Sales 1999 and after, Incentive Life
 Plus - Class B 0.60% ...........................................              --                   --
Incentive Life 2000 Sales 1999 and after, Survivorship
 Incentive Life, Incentive Life Plus - Class B 0.60% ............              --                    9
Survivorship Incentive Life - Class B 0.60% .....................               5                   --
Survivorship 2000 - Class B 0.90% ...............................              --                   --
Accumulator Life - Class B 1.35% ................................              --                   --
Other products offered by Separate Account FP ...................              68                   --
Unit value:
IL Plus Original Series, IL COLI, Incentive Life COLI - Class
 A and B 0.00% ..................................................    $      97.45            $      --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and
 after, Survivorship Incentive Life - Class B 0.60% .............    $     111.27            $      --
Incentive Life 2000 Sales 1999 and after, Incentive Life
 Plus - Class B 0.60% ...........................................    $         --            $      --
Incentive Life 2000 Sales 1999 and after, Survivorship
 Incentive Life, Incentive Life Plus - Class B 0.60% ............    $         --            $   81.90
Survivorship Incentive Life - Class B 0.60% .....................    $      95.56            $      --
Survivorship 2000 - Class B 0.90% ...............................    $         --            $   81.32
Accumulator Life - Class B 1.35% ................................    $      94.36            $      --
Net assets of other products offered by Separate
 Account FP (000's) .............................................    $      7,430            $      --


                                                                       EQ/Capital           EQ/Capital          EQ/Emerging
                                                                   Guardian Research   Guardian U.S. Equity   Markets Equity
                                                                  ------------------- ---------------------- ----------------
Assets:
Investments in shares of The Trust, at fair value ...............     $ 8,133,201          $ 9,167,556         $ 36,713,637
Receivable for Trust shares sold ................................         599,849                   --            3,273,037
Receivable for policy-related transactions ......................              --               47,244                   --
                                                                      -----------          -----------         ------------
  Total assets ..................................................       8,733,050            9,214,800           39,986,674
                                                                      -----------          -----------         ------------
Liabilities:
Payable for Trust shares purchased ..............................              --               53,198                   --
Payable for policy-related transactions .........................         576,497                   --            3,273,686
                                                                      -----------          -----------         ------------
  Total liabilities .............................................         576,497               53,198            3,273,686
                                                                      -----------          -----------         ------------
Net Assets ......................................................     $ 8,156,553          $ 9,161,602         $ 36,712,988
                                                                      ===========          ===========         ============
Net Assets:
Accumulation Units ..............................................     $ 8,117,110          $ 9,145,127         $ 36,695,411
Accumulation nonunitized ........................................              --                   --                   --
Retained by Equitable Life in Separate Account FP ...............          39,443               16,475               17,577
                                                                      -----------          -----------         ------------
Total net assets ................................................     $ 8,156,553          $ 9,161,602         $ 36,712,988
                                                                      ===========          ===========         ============
Investments in shares of The Trust, at cost .....................     $ 8,007,129          $ 8,988,847         $ 48,110,760
Trust shares held
 Class A ........................................................              --                   --                   --
 Class B ........................................................         744,002              897,037            6,538,162
Units outstanding (000's):
IL Plus Original Series, IL COLI, Incentive Life COLI - Class
 A and B 0.00% ..................................................              24                   12                  131
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and
 after, Survivorship Incentive Life - Class B 0.60% .............              48                   74                   --
Incentive Life 2000 Sales 1999 and after, Incentive Life
 Plus - Class B 0.60% ...........................................              --                   --                   --
Incentive Life 2000 Sales 1999 and after, Survivorship
 Incentive Life, Incentive Life Plus - Class B 0.60% ............              --                   --                   --
Survivorship Incentive Life - Class B 0.60% .....................              --                   --                   12
Survivorship 2000 - Class B 0.90% ...............................              --                   --                   25
Accumulator Life - Class B 1.35% ................................              --                   --                   --
Other products offered by Separate Account FP ...................               1                    2                  406
Unit value:
IL Plus Original Series, IL COLI, Incentive Life COLI - Class
 A and B 0.00% ..................................................     $    112.11          $    105.12         $      64.83
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and
 after, Survivorship Incentive Life - Class B 0.60% .............     $    110.55          $    103.65         $      63.15
Incentive Life 2000 Sales 1999 and after, Incentive Life
 Plus - Class B 0.60% ...........................................     $        --          $        --         $         --
Incentive Life 2000 Sales 1999 and after, Survivorship
 Incentive Life, Incentive Life Plus - Class B 0.60% ............     $        --          $        --         $         --
Survivorship Incentive Life - Class B 0.60% .....................     $        --          $        --         $      85.61
Survivorship 2000 - Class B 0.90% ...............................     $        --          $        --         $      62.32
Accumulator Life - Class B 1.35% ................................     $    107.84          $    100.40         $      92.15
Net assets of other products offered by Separate
 Account FP (000's) .............................................     $       110          $       206         $     25,638


                                                                      EQ/Equity      EQ/Evergreen        EQ/FI
                                                                      500 Index          Omega          Mid Cap
                                                                  ----------------- -------------- ----------------
Assets:
Investments in shares of The Trust, at fair value ...............   $ 614,982,397    $ 1,192,831     $ 15,113,216
Receivable for Trust shares sold ................................       2,404,471             --          715,529
Receivable for policy-related transactions ......................              --            703               --
                                                                    -------------    -----------     ------------
  Total assets ..................................................     617,386,868      1,193,534       15,828,745
                                                                    -------------    -----------     ------------
Liabilities:
Payable for Trust shares purchased ..............................              --            703               --
Payable for policy-related transactions .........................       2,000,478             --          712,158
                                                                    -------------    -----------     ------------
  Total liabilities .............................................       2,000,478            703          712,158
                                                                    -------------    -----------     ------------
Net Assets ......................................................   $ 615,386,390    $ 1,192,831     $ 15,116,587
                                                                    =============    ===========     ============
Net Assets:
Accumulation Units ..............................................   $ 614,813,868    $ 1,189,235     $ 15,038,654
Accumulation nonunitized ........................................         429,867             --               --
Retained by Equitable Life in Separate Account FP ...............         142,655          3,596           77,933
                                                                    -------------    -----------     ------------
Total net assets ................................................   $ 615,386,390    $ 1,192,831     $ 15,116,587
                                                                    =============    ===========     ============
Investments in shares of The Trust, at cost .....................   $ 651,785,763    $ 1,308,398     $ 14,951,456
Trust shares held
 Class A ........................................................      25,644,447             --               --
 Class B ........................................................       2,256,114        149,336        1,743,623
Units outstanding (000's):
IL Plus Original Series, IL COLI, Incentive Life COLI - Class
 A and B 0.00% ..................................................             412              4               14
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and
 after, Survivorship Incentive Life - Class B 0.60% .............              --             12              151
Incentive Life 2000 Sales 1999 and after, Incentive Life
 Plus - Class B 0.60% ...........................................              --             --               --
Incentive Life 2000 Sales 1999 and after, Survivorship
 Incentive Life, Incentive Life Plus - Class B 0.60% ............             575             --               --
Survivorship Incentive Life - Class B 0.60% .....................              --             --               --
Survivorship 2000 - Class B 0.90% ...............................              --             --               --
Accumulator Life - Class B 1.35% ................................              --             --               --
Other products offered by Separate Account FP ...................           1,741             --                9
Unit value:
IL Plus Original Series, IL COLI, Incentive Life COLI - Class
 A and B 0.00% ..................................................   $      271.91    $     78.47     $      86.96
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and
 after, Survivorship Incentive Life - Class B 0.60% .............   $          --    $     74.98     $      86.26
Incentive Life 2000 Sales 1999 and after, Incentive Life
 Plus - Class B 0.60% ...........................................   $          --    $        --     $         --
Incentive Life 2000 Sales 1999 and after, Survivorship
 Incentive Life, Incentive Life Plus - Class B 0.60% ............   $       85.84    $        --     $         --
Survivorship Incentive Life - Class B 0.60% .....................   $          --    $        --     $         --
Survivorship 2000 - Class B 0.90% ...............................   $       97.75    $        --     $         --
Accumulator Life - Class B 1.35% ................................   $       81.74    $     75.99     $      85.40
Net assets of other products offered by Separate
 Account FP (000's) .............................................   $     453,511    $        --     $        773

-------
The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2001


                                                                   EQ/FI Small/Mid  EQ/International
                                                                      Cap Value       Equity Index
                                                                  ---------------- ------------------
Assets:
Investments in shares of The Trust, at fair value ...............   $ 80,441,823       $ 314,189
Receivable for Trust shares sold ................................             --              --
Receivable for policy-related transactions ......................      1,101,947          84,367
                                                                    ------------       ---------
  Total assets ..................................................     81,543,770         398,556
                                                                    ------------       ---------
Liabilities:
Payable for Trust shares purchased ..............................      1,108,964          84,389
Payable for policy-related transactions .........................             --              --
                                                                    ------------       ---------
  Total liabilities .............................................      1,108,964          84,389
                                                                    ------------       ---------
Net Assets ......................................................   $ 80,434,806       $ 314,167
                                                                    ============       =========
Net Assets:
Accumulation Units ..............................................   $ 80,367,708       $ 313,974
Accumulation nonunitized ........................................             --              --
Retained by Equitable Life in Separate Account FP ...............         67,098             193
                                                                    ------------       ---------
Total net assets ................................................   $ 80,434,806       $ 314,167
                                                                    ============       =========
Investments in shares of The Trust, at cost .....................   $ 78,149,828       $ 346,072
Trust shares held
 Class A ........................................................             --              --
 Class B ........................................................      6,930,973          35,947
Units outstanding (000's):
IL Plus Original Series, IL COLI, Incentive Life COLI - Class
 A and B 0.00% ..................................................             90              --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and
 after, Survivorship Incentive Life - Class B 0.60% .............             13              --
Incentive Life 2000 Sales 1999 and after, Incentive Life
 Plus - Class B 0.60% ...........................................             --               4
Incentive Life 2000 Sales 1999 and after, Survivorship
 Incentive Life, Incentive Life Plus - Class B 0.60% ............             13              --
Survivorship Incentive Life - Class B 0.60% .....................             --              --
Survivorship 2000 - Class B 0.90% ...............................             --              --
Accumulator Life - Class B 1.35% ................................             --              --
Other products offered by Separate Account FP ...................            542              --
Unit value:
IL Plus Original Series, IL COLI, Incentive Life COLI - Class
 A and B 0.00% ..................................................   $     119.34       $      --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and
 after, Survivorship Incentive Life - Class B 0.60% .............   $     116.03       $      --
Incentive Life 2000 Sales 1999 and after, Incentive Life
 Plus - Class B 0.60% ...........................................   $         --       $   77.32
Incentive Life 2000 Sales 1999 and after, Survivorship
 Incentive Life, Incentive Life Plus - Class B 0.60% ............   $         --       $      --
Survivorship Incentive Life - Class B 0.60% .....................   $         --       $   76.28
Survivorship 2000 - Class B 0.90% ...............................   $      90.19       $   76.52
Accumulator Life - Class B 1.35% ................................   $      88.78       $   67.87
Net assets of other products offered by Separate
 Account FP (000's) .............................................   $     62,884       $      --


                                                                   EQ/J.P. Morgan   EQ/Janus Large   EQ/Lazard Small
                                                                      Core Bond       Cap Growth        Cap Value
                                                                  ---------------- ---------------- -----------------
Assets:
Investments in shares of The Trust, at fair value ...............   $ 4,697,383      $ 13,694,166      $ 2,298,740
Receivable for Trust shares sold ................................            --                --               --
Receivable for policy-related transactions ......................       136,963           113,253               --
                                                                    -----------      ------------      -----------
  Total assets ..................................................     4,834,346        13,807,419        2,298,740
                                                                    -----------      ------------      -----------
Liabilities:
Payable for Trust shares purchased ..............................       136,938           113,508               --
Payable for policy-related transactions .........................            --                --               --
                                                                    -----------      ------------      -----------
  Total liabilities .............................................       136,938           113,508               --
                                                                    -----------      ------------      -----------
Net Assets ......................................................   $ 4,697,408      $ 13,693,911      $ 2,298,740
                                                                    ===========      ============      ===========
Net Assets:
Accumulation Units ..............................................   $ 4,694,035      $ 13,648,368      $ 2,296,859
Accumulation nonunitized ........................................            --                --               --
Retained by Equitable Life in Separate Account FP ...............         3,373            45,543            1,881
                                                                    -----------      ------------      -----------
Total net assets ................................................   $ 4,697,408      $ 13,693,911      $ 2,298,740
                                                                    ===========      ============      ===========
Investments in shares of The Trust, at cost .....................   $ 4,790,829      $ 14,977,756      $ 2,272,271
Trust shares held
 Class A ........................................................            --                --               --
 Class B ........................................................       437,044         2,110,977          199,529
Units outstanding (000's):
IL Plus Original Series, IL COLI, Incentive Life COLI - Class
 A and B 0.00% ..................................................            --                31               --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and
 after, Survivorship Incentive Life - Class B 0.60% .............            --               173               --
Incentive Life 2000 Sales 1999 and after, Incentive Life
 Plus - Class B 0.60% ...........................................            23                --               11
Incentive Life 2000 Sales 1999 and after, Survivorship
 Incentive Life, Incentive Life Plus - Class B 0.60% ............            --                --               --
Survivorship Incentive Life - Class B 0.60% .....................            16                --                6
Survivorship 2000 - Class B 0.90% ...............................            --                --               --
Accumulator Life - Class B 1.35% ................................            --                --               --
Other products offered by Separate Account FP ...................            --                 7               --
Unit value:
IL Plus Original Series, IL COLI, Incentive Life COLI - Class
 A and B 0.00% ..................................................   $        --      $      64.96      $        --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and
 after, Survivorship Incentive Life - Class B 0.60% .............   $        --      $      64.44      $        --
Incentive Life 2000 Sales 1999 and after, Incentive Life
 Plus - Class B 0.60% ...........................................   $    121.50      $         --      $    134.71
Incentive Life 2000 Sales 1999 and after, Survivorship
 Incentive Life, Incentive Life Plus - Class B 0.60% ............   $        --      $         --      $        --
Survivorship Incentive Life - Class B 0.60% .....................   $    119.43      $         --      $    131.16
Survivorship 2000 - Class B 0.90% ...............................   $    120.25      $         --      $    133.32
Accumulator Life - Class B 1.35% ................................   $    117.22      $      63.79      $    132.19
Net assets of other products offered by Separate
 Account FP (000's) .............................................   $        --      $        449      $        --


                                                                                      EQ/Mercury Basic   EQ/MFS Emerging
                                                                   EQ/Marsico Focus     Value Equity     Growth Companies
                                                                  ------------------ ------------------ -----------------
Assets:
Investments in shares of The Trust, at fair value ...............     $ 699,409         $ 97,534,467      $ 216,263,275
Receivable for Trust shares sold ................................            --                   --          4,683,326
Receivable for policy-related transactions ......................         2,623              131,827                 --
                                                                      ---------         ------------      -------------
  Total assets ..................................................       702,032           97,666,294        220,946,601
                                                                      ---------         ------------      -------------
Liabilities:
Payable for Trust shares purchased ..............................         2,623              134,938                 --
Payable for policy-related transactions .........................            --                   --          4,686,319
                                                                      ---------         ------------      -------------
  Total liabilities .............................................         2,623              134,938          4,686,319
                                                                      ---------         ------------      -------------
Net Assets ......................................................     $ 699,409         $ 97,531,356      $ 216,260,282
                                                                      =========         ============      =============
Net Assets:
Accumulation Units ..............................................     $ 699,052         $ 97,457,327      $ 216,160,799
Accumulation nonunitized ........................................            --                   --                 --
Retained by Equitable Life in Separate Account FP ...............           357               74,029             99,483
                                                                      ---------         ------------      -------------
Total net assets ................................................     $ 699,409         $ 97,531,356      $ 216,260,282
                                                                      =========         ============      =============
Investments in shares of The Trust, at cost .....................     $ 690,950         $ 96,650,871      $ 290,047,429
Trust shares held
 Class A ........................................................            --                   --                 --
 Class B ........................................................        61,395            7,081,515         15,783,363
Units outstanding (000's):
IL Plus Original Series, IL COLI, Incentive Life COLI - Class
 A and B 0.00% ..................................................            --                   96                158
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and
 after, Survivorship Incentive Life - Class B 0.60% .............             6                  386              1,163
Incentive Life 2000 Sales 1999 and after, Incentive Life
 Plus - Class B 0.60% ...........................................            --                   --                 --
Incentive Life 2000 Sales 1999 and after, Survivorship
 Incentive Life, Incentive Life Plus - Class B 0.60% ............            --                   --                 --
Survivorship Incentive Life - Class B 0.60% .....................            --                   20                 74
Survivorship 2000 - Class B 0.90% ...............................            --                   --                 --
Accumulator Life - Class B 1.35% ................................            --                   --                 --
Other products offered by Separate Account FP ...................             1                   50                 85
Unit value:
IL Plus Original Series, IL COLI, Incentive Life COLI - Class
 A and B 0.00% ..................................................     $  106.25         $     183.25      $      153.10
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and
 after, Survivorship Incentive Life - Class B 0.60% .............     $  106.09         $     178.18      $      148.86
Incentive Life 2000 Sales 1999 and after, Incentive Life
 Plus - Class B 0.60% ...........................................     $      --         $         --      $          --
Incentive Life 2000 Sales 1999 and after, Survivorship
 Incentive Life, Incentive Life Plus - Class B 0.60% ............     $      --         $         --      $          --
Survivorship Incentive Life - Class B 0.60% .....................     $      --         $     116.52      $       85.53
Survivorship 2000 - Class B 0.90% ...............................     $      --         $         --      $          --
Accumulator Life - Class B 1.35% ................................     $  105.90         $     132.83      $       96.14
Net assets of other products offered by Separate
 Account FP (000's) .............................................     $     106         $      8,787      $      12,483

-------
The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (Concluded)

DECEMBER 31, 2001


                                                                        EQ/MFS           EQ/MFS
                                                                   Investors Trust      Research
                                                                  ----------------- ----------------
Assets:
Investments in shares of The Trust, at fair value ...............    $ 4,121,986      $ 57,601,743
Receivable for Trust shares sold ................................          8,883         1,222,382
Receivable for policy-related transactions ......................             --                --
                                                                     -----------      ------------
  Total assets ..................................................      4,130,869        58,824,125
                                                                     -----------      ------------
Liabilities:
Payable for Trust shares purchased ..............................             --                --
Payable for policy-related transactions .........................         35,338         1,222,364
                                                                     -----------      ------------
  Total liabilities .............................................         35,338         1,222,364
                                                                     -----------      ------------
Net Assets ......................................................    $ 4,095,531      $ 57,601,761
                                                                     ===========      ============
Net Assets:
Accumulation Units ..............................................    $ 4,077,341      $ 57,536,534
Accumulation nonunitized ........................................             --                --
Retained by Equitable Life in Separate Account FP ...............         18,190            65,227
                                                                     -----------      ------------
Total net assets ................................................    $ 4,095,531      $ 57,601,761
                                                                     ===========      ============
Investments in shares of The Trust, at cost .....................    $ 4,532,668      $ 63,150,896
Trust shares held
 Class A ........................................................             --                --
 Class B ........................................................        459,475         5,127,746
Units outstanding (000's):
IL Plus Original Series, IL COLI, Incentive Life COLI - Class
 A and B 0.00% ..................................................              6                82
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and
 after, Survivorship Incentive Life - Class B 0.60% .............             41               323
Incentive Life 2000 Sales 1999 and after, Incentive Life
 Plus - Class B 0.60% ...........................................             --                --
Incentive Life 2000 Sales 1999 and after, Survivorship
 Incentive Life, Incentive Life Plus - Class B 0.60% ............             --                --
Survivorship Incentive Life - Class B 0.60% .....................             --                17
Survivorship 2000 - Class B 0.90% ...............................             --                --
Accumulator Life - Class B 1.35% ................................             --                --
Other products offered by Separate Account FP ...................              1                32
Unit value:
IL Plus Original Series, IL COLI, Incentive Life COLI - Class
 A and B 0.00% ..................................................    $     86.36      $     131.34
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and
 after, Survivorship Incentive Life - Class B 0.60% .............    $     85.03      $     127.70
Incentive Life 2000 Sales 1999 and after, Incentive Life
 Plus - Class B 0.60% ...........................................    $        --      $         --
Incentive Life 2000 Sales 1999 and after, Survivorship
 Incentive Life, Incentive Life Plus - Class B 0.60% ............    $        --      $         --
Survivorship Incentive Life - Class B 0.60% .....................    $        --      $      85.96
Survivorship 2000 - Class B 0.90% ...............................    $        --      $         --
Accumulator Life - Class B 1.35% ................................    $     84.83      $      88.20
Net assets of other products offered by Separate
 Account FP (000's) .............................................    $        84      $      4,032



                                                                         EQ/Putnam               EQ/Putnam
                                                                   Growth & Income Value   International Equity
                                                                  ----------------------- ----------------------
Assets:
Investments in shares of The Trust, at fair value ...............      $ 29,065,646            $ 2,328,455
Receivable for Trust shares sold ................................                --                     --
Receivable for policy-related transactions ......................             4,489                     25
                                                                       ------------            -----------
  Total assets ..................................................        29,070,135              2,328,480
                                                                       ------------            -----------
Liabilities:
Payable for Trust shares purchased ..............................             8,994                     --
Payable for policy-related transactions .........................                --                     --
                                                                       ------------            -----------
  Total liabilities .............................................             8,994                     --
                                                                       ------------            -----------
Net Assets ......................................................      $ 29,061,141            $ 2,328,480
                                                                       ============            ===========
Net Assets:
Accumulation Units ..............................................      $ 29,004,102            $ 2,326,292
Accumulation nonunitized ........................................                --                     --
Retained by Equitable Life in Separate Account FP ...............            57,039                  2,188
                                                                       ------------            -----------
Total net assets ................................................      $ 29,061,141            $ 2,328,480
                                                                       ============            ===========
Investments in shares of The Trust, at cost .....................      $ 30,524,807            $ 2,614,316
Trust shares held
 Class A ........................................................                --                     --
 Class B ........................................................         2,577,866                222,527
Units outstanding (000's):
IL Plus Original Series, IL COLI, Incentive Life COLI - Class
 A and B 0.00% ..................................................                42                     --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and
 after, Survivorship Incentive Life - Class B 0.60% .............               159                     --
Incentive Life 2000 Sales 1999 and after, Incentive Life
 Plus - Class B 0.60% ...........................................                --                     17
Incentive Life 2000 Sales 1999 and after, Survivorship
 Incentive Life, Incentive Life Plus - Class B 0.60% ............                --                     --
Survivorship Incentive Life - Class B 0.60% .....................                16                      6
Survivorship 2000 - Class B 0.90% ...............................                --                     --
Accumulator Life - Class B 1.35% ................................                --                     --
Other products offered by Separate Account FP ...................                18                     --
Unit value:
IL Plus Original Series, IL COLI, Incentive Life COLI - Class
 A and B 0.00% ..................................................      $     128.70            $        --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and
 after, Survivorship Incentive Life - Class B 0.60% .............      $     125.14            $        --
Incentive Life 2000 Sales 1999 and after, Incentive Life
 Plus - Class B 0.60% ...........................................      $         --            $    102.91
Incentive Life 2000 Sales 1999 and after, Survivorship
 Incentive Life, Incentive Life Plus - Class B 0.60% ............      $         --            $        --
Survivorship Incentive Life - Class B 0.60% .....................      $      87.82            $    100.79
Survivorship 2000 - Class B 0.90% ...............................      $         --            $    101.85
Accumulator Life - Class B 1.35% ................................      $      95.74            $     91.80
Net assets of other products offered by Separate
 Account FP (000's) .............................................      $      2,222            $        --


                                                                       EQ/Putnam        EQ/Small
                                                                   Investors Growth   Company Index
                                                                  ------------------ --------------
Assets:
Investments in shares of The Trust, at fair value ...............    $ 1,498,463       $ 564,881
Receivable for Trust shares sold ................................        112,543          20,033
Receivable for policy-related transactions ......................             --              --
                                                                     -----------       ---------
  Total assets ..................................................      1,611,006         584,914
                                                                     -----------       ---------
Liabilities:
Payable for Trust shares purchased ..............................        112,518              --
Payable for policy-related transactions .........................             --              --
                                                                     -----------       ---------
  Total liabilities .............................................        112,518              --
                                                                     -----------       ---------
Net Assets ......................................................    $ 1,498,488       $ 584,914
                                                                     ===========       =========
Net Assets:
Accumulation Units ..............................................    $ 1,497,090       $ 564,320
Accumulation nonunitized ........................................             --              --
Retained by Equitable Life in Separate Account FP ...............          1,398          20,594
                                                                     -----------       ---------
Total net assets ................................................    $ 1,498,488       $ 584,914
                                                                     ===========       =========
Investments in shares of The Trust, at cost .....................    $ 1,767,443       $ 533,769
Trust shares held
 Class A ........................................................        115,024          61,758
 Class B ........................................................             --              --
Units outstanding (000's):
IL Plus Original Series, IL COLI, Incentive Life COLI - Class
 A and B 0.00% ..................................................             --              --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and
 after, Survivorship Incentive Life - Class B 0.60% .............             --              --
Incentive Life 2000 Sales 1999 and after, Incentive Life
 Plus - Class B 0.60% ...........................................             13               5
Incentive Life 2000 Sales 1999 and after, Survivorship
 Incentive Life, Incentive Life Plus - Class B 0.60% ............             --              --
Survivorship Incentive Life - Class B 0.60% .....................              4              --
Survivorship 2000 - Class B 0.90% ...............................             --              --
Accumulator Life - Class B 1.35% ................................
Other products offered by Separate Account FP ...................             --              --
Unit value:
IL Plus Original Series, IL COLI, Incentive Life COLI - Class
 A and B 0.00% ..................................................    $        --       $      --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and
 after, Survivorship Incentive Life - Class B 0.60% .............    $        --       $      --
Incentive Life 2000 Sales 1999 and after, Incentive Life
 Plus - Class B 0.60% ...........................................    $     86.79       $  113.24
Incentive Life 2000 Sales 1999 and after, Survivorship
 Incentive Life, Incentive Life Plus - Class B 0.60% ............    $        --       $      --
Survivorship Incentive Life - Class B 0.60% .....................    $     76.19       $  111.79
Survivorship 2000 - Class B 0.90% ...............................    $     85.89       $  112.07
Accumulator Life - Class B 1.35% ................................    $     74.09       $  101.48
Net assets of other products offered by Separate
 Account FP (000's) .............................................    $        --       $      --

-------
The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31,


                                                                  EQ/Aggressive Stock
                                                  ---------------------------------------------------
                                                         2001              2000             1999
                                                  ----------------- ----------------- ---------------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ......................  $    3,459,227    $    3,434,784    $   3,163,286
 Expenses:
  Mortality and expense risk charges ............       3,763,915         5,519,701        5,481,701
                                                   --------------    --------------    -------------
Net Investment Income (Loss) ....................        (304,688)       (2,084,917)      (2,318,415)
                                                   --------------    --------------    -------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ...........    (212,487,401)       67,261,897      (27,888,194)
  Realized gain distribution from The Trust .....              --        62,772,904       61,642,419
                                                   --------------    --------------    -------------
 Net realized gain (loss) .......................    (212,487,401)      130,034,801       33,754,225
                                                   --------------    --------------    -------------
 Change in unrealized appreciation
  (depreciation) of investments .................       3,263,156      (261,224,627)     132,094,676
                                                   --------------    --------------    -------------
Net Realized and Unrealized Gain (Loss) on
 Investments ....................................    (209,224,245)     (131,189,826)     165,848,901
                                                   --------------    --------------    -------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ......................  $ (209,528,933)   $ (133,274,743)   $ 163,530,486
                                                   ==============    ==============    =============



                                                                EQ/Alliance Common Stock
                                                  ----------------------------------------------------
                                                         2001               2000             1999
                                                  ----------------- ------------------- --------------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ......................  $   66,366,976    $      20,631,257   $ 20,107,533
 Expenses:
  Mortality and expense risk charges ............      16,024,667           19,465,147     19,069,959
                                                   --------------    -----------------   ------------
Net Investment Income (Loss) ....................      50,342,309            1,166,110      1,037,574
                                                   --------------    -----------------   ------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ...........    (102,598,622)         227,158,194    221,690,581
  Realized gain distribution from The Trust .....       3,428,990          596,359,479    497,324,765
                                                   --------------    -----------------   ------------
 Net realized gain (loss) .......................     (99,169,632)         823,517,673    719,015,346
                                                   --------------    -----------------   ------------
 Change in unrealized appreciation
  (depreciation) of investments .................    (277,010,784)      (1,333,854,337)    13,099,046
                                                   --------------    -----------------   ------------
Net Realized and Unrealized Gain (Loss) on
 Investments ....................................    (376,180,416)        (510,336,664)   732,114,392
                                                   --------------    -----------------   ------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ......................  $ (325,838,107)   $    (509,170,554)  $733,151,966
                                                   ==============    =================   ============


                                                                   EQ/AllianceHigh Yield
                                                  ----------------------------------------------------
                                                        2001               2000             1999
                                                  ----------------   ---------------- ----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ......................  $   11,845,816     $  14,140,763    $  17,378,455
 Expenses:
  Mortality and expense risk charges ............         663,565           730,110          889,065
                                                   --------------     -------------    -------------
Net Investment Income (Loss) ....................      11,182,251        13,410,653       16,489,390
                                                   --------------     -------------    -------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ...........     (19,177,544)      (14,615,073)     (15,192,553)
  Realized gain distribution from The Trust .....              --                --          161,999
                                                   --------------     -------------    -------------
 Net realized gain (loss) .......................     (19,177,544)      (14,615,073)     (15,030,554)
                                                   --------------     -------------    -------------
 Change in unrealized appreciation
  (depreciation) of investments .................       8,741,806       (11,205,680)      (7,843,498)
                                                   --------------     -------------    -------------
Net Realized and Unrealized Gain (Loss) on
 Investments ....................................     (10,435,738)      (25,820,753)     (22,874,052)
                                                   --------------     -------------    -------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ......................  $      746,513     $ (12,410,100)   $  (6,384,662)
                                                   ==============     =============    =============

-------
(a) Commenced operations on June 4, 1999.
(b) Commenced operations on August 30, 1999.
(c) Commenced operations on May 2, 2000.
(d) Commenced operations on September 5, 2000.
(e) Commenced operations on October 22, 2001.


The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                             EQ/Alliance Money Market
                                                  ----------------------------------------------
                                                       2001            2000            1999
                                                  -------------- ---------------- --------------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ......................  $ 14,248,528   $   20,530,134   $13,943,193
 Expenses:
  Mortality and expense risk charges ............     2,107,718        1,779,469     1,613,234
                                                   ------------   --------------   -----------
Net Investment Income (Loss) ....................    12,140,810       18,750,665    12,329,959
                                                   ------------   --------------   -----------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ...........    (1,312,388)      13,088,236       517,935
  Realized gain distribution from The Trust .....            --          429,300        10,344
                                                   ------------   --------------   -----------
 Net realized gain (loss) .......................    (1,312,388)      13,517,536       528,279
                                                   ------------   --------------   -----------
 Change in unrealized appreciation
  (depreciation) of investments .................     2,210,091      (12,753,418)     (219,635)
                                                   ------------   --------------   -----------
Net Realized and Unrealized Gain (Loss) on
 Investments ....................................       897,703          764,118       308,644
                                                   ------------   --------------   -----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ......................  $ 13,038,513   $   19,514,783   $12,638,603
                                                   ============   ==============   ===========



                                                           EQ/Alliance Premier Growth (a)
                                                  -------------------------------------------------
                                                         2001             2000            1999
                                                  ----------------- ---------------- --------------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ......................  $        9,667    $   2,922,865     $   30,540
 Expenses:
  Mortality and expense risk charges ............         955,890        2,519,013         63,730
                                                   --------------    -------------     ----------
Net Investment Income (Loss) ....................        (946,223)         403,852        (33,190)
                                                   --------------    -------------     ----------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ...........    (127,060,769)       1,799,789         83,605
  Realized gain distribution from The Trust .....              --               --        106,890
                                                   --------------    -------------     ----------
 Net realized gain (loss) .......................    (127,060,769)       1,799,789        190,495
                                                   --------------    -------------     ----------
 Change in unrealized appreciation
  (depreciation) of investments .................      66,507,612      (83,349,563)     5,068,707
                                                   --------------    -------------     ----------
Net Realized and Unrealized Gain (Loss) on
 Investments ....................................     (60,553,157)     (81,549,774)     5,259,202
                                                   --------------    -------------     ----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ......................  $  (61,499,380)   $ (81,145,922)    $5,226,012
                                                   ==============    =============     ==========


                                                              EQ/Alliance Small Cap Growth
                                                  --------------------------------------------------
                                                        2001              2000             1999
                                                  ----------------  ---------------- ---------------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ......................  $   1,582,483     $           --    $        --
 Expenses:
  Mortality and expense risk charges ............        753,493            616,222        284,347
                                                   -------------     --------------    -----------
Net Investment Income (Loss) ....................        828,990           (616,222)      (284,347)
                                                   -------------     --------------    -----------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ...........    (29,857,146)        35,932,898      4,345,484
  Realized gain distribution from The Trust .....        647,769         16,396,188             --
                                                   -------------     --------------    -----------
 Net realized gain (loss) .......................    (29,209,377)        52,329,086      4,345,484
                                                   -------------     --------------    -----------
 Change in unrealized appreciation
  (depreciation) of investments .................     10,471,452        (35,002,229)    15,295,322
                                                   -------------     --------------    -----------
Net Realized and Unrealized Gain (Loss) on
 Investments ....................................    (18,737,925)        17,326,857     19,640,806
                                                   -------------     --------------    -----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ......................  $ (17,908,935)    $   16,710,635    $19,356,459
                                                   =============     ==============    ===========

-------
(a) Commenced operations on June 4, 1999.
(b) Commenced operations on August 30, 1999.
(c) Commenced operations on May 2, 2000.
(d) Commenced operations on September 5, 2000.
(e) Commenced operations on October 22, 2001.


The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                     EQ/Alliance Technology (c)
                                                  ---------------------------------
                                                        2001             2000
                                                  ---------------- ----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ......................  $       5,346    $          --
 Expenses:
  Mortality and expense risk charges ............        221,007           76,288
                                                   -------------    -------------
Net Investment Income (Loss) ....................       (215,661)         (76,288)
                                                   -------------    -------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ...........    (18,298,009)        (506,295)
  Realized gain distribution from The Trust .....             --               --
                                                   -------------    -------------
 Net realized gain (loss) .......................     18,298,009         (506,295)
                                                   -------------    -------------
 Change in unrealized appreciation
  (depreciation) of investments .................      7,601,879      (10,564,821)
                                                   -------------    -------------
Net Realized and Unrealized Gain (Loss) on
 Investments ....................................    (10,696,130)     (11,071,116)
                                                   -------------    -------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ......................  $ (10,911,791)   $ (11,147,404)
                                                   =============    =============


                                                                                                     EQ/Bernstein Diversified
                                                                     EQ/Balanced                               Value
                                                  ------------------------------------------------- ---------------------------
                                                        2001              2000            1999            2001          2000
                                                  ---------------- ----------------- -------------- --------------- -----------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ......................  $  18,337,028    $    17,202,195   $14,371,360    $     717,948   $  4,179
 Expenses:
  Mortality and expense risk charges ............      3,720,250          3,249,089     3,107,759          236,038        875
                                                   -------------    ---------------   -----------    -------------   --------
Net Investment Income (Loss) ....................     14,616,778         13,953,106    11,263,601          481,910      3,304
                                                   -------------    ---------------   -----------    -------------   --------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ...........     (7,624,110)         7,620,389     9,085,444         (429,986)    (2,223)
  Realized gain distribution from The Trust .....             --         84,212,310    50,638,464        1,424,280         --
                                                   -------------    ---------------   -----------    -------------   --------
 Net realized gain (loss) .......................     (7,624,110)        91,832,699    59,723,908          994,294     (2,223)
                                                   -------------    ---------------   -----------    -------------   --------
 Change in unrealized appreciation
  (depreciation) of investments .................    (31,738,236)      (115,634,605)   11,891,088       (2,419,314)    10,394
                                                   -------------    ---------------   -----------    -------------   --------
Net Realized and Unrealized Gain (Loss) on
 Investments ....................................    (39,362,346)       (23,801,906)   71,614,996       (1,425,020)     8,171
                                                   -------------    ---------------   -----------    -------------   --------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ......................  $ (24,745,568)   $    (9,848,800)  $82,878,597    $    (943,110)  $ 11,475
                                                   =============    ===============   ===========    =============   ========

-------
(a) Commenced operations on June 4, 1999.
(b) Commenced operations on August 30, 1999.
(c) Commenced operations on May 2, 2000.
(d) Commenced operations on September 5, 2000.
(e) Commenced operations on October 22, 2001.


The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                      EQ/Capital Guardian
                                                         International          EQ/Capital Guardian Research (b)
                                                  ---------------------------- ----------------------------------
                                                       2001           2000         2001        2000       1999
                                                  -------------- ------------- ------------ ---------- ----------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ......................   $   10,401     $   1,103    $   15,176   $35,181    $   280
 Expenses:
  Mortality and expense risk charges ............        3,279           873        21,187     5,502        209
                                                    ----------     ---------    ----------   -------    -------
Net Investment Income (Loss) ....................        7,122           230        (6,011)   29,679         71
                                                    ----------     ---------    ----------   -------    -------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ...........      (15,224)       (3,406)      (96,597)   30,415      2,810
  Realized gain distribution from The Trust .....           --         2,482            --        --         27
                                                    ----------     ---------    ----------   -------    -------
 Net realized gain (loss) .......................      (15,224)         (924)      (96,597)   30,415      2,837
                                                    ----------     ---------    ----------   -------    -------
 Change in unrealized appreciation
  (depreciation) of investments .................      (92,323)      (51,223)      105,383     9,596     11,093
                                                    ----------     ---------    ----------   -------    -------
Net Realized and Unrealized Gain (Loss) on
 Investments ....................................     (107,547)      (52,147)        8,786    40,011     13,930
                                                    ----------     ---------    ----------   -------    -------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ......................   $ (100,425)    $ (51,917)   $    2,775   $69,690    $14,001
                                                    ==========     =========    ==========   =======    =======


                                                   EQ/Capital Guardian U.S. Equity
                                                                 (b)
                                                  ---------------------------------
                                                      2001        2000       1999
                                                  ------------ ---------- ---------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ......................  $  24,798    $34,131    $ 1,159
 Expenses:
  Mortality and expense risk charges ............     21,388      5,877        378
                                                   ---------    -------    -------
Net Investment Income (Loss) ....................      3,410     28,254        781
                                                   ---------    -------    -------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ...........    (56,949)    16,165        451
  Realized gain distribution from The Trust .....         --      5,315      1,508
                                                   ---------    -------    -------
 Net realized gain (loss) .......................    (56,949)    21,480      1,959
                                                   ---------    -------    -------
 Change in unrealized appreciation
  (depreciation) of investments .................    154,385      6,999     17,325
                                                   ---------    -------    -------
Net Realized and Unrealized Gain (Loss) on
 Investments ....................................     97,436     28,479     19,284
                                                   ---------    -------    -------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ......................  $ 100,846    $56,733    $20,065
                                                   =========    =======    =======


                                                             EQ/Emerging Markets Equity
                                                  ------------------------------------------------
                                                        2001             2000            1999
                                                  ---------------- ---------------- --------------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ......................  $          --    $   3,734,636    $        --
 Expenses:
  Mortality and expense risk charges ............        164,902          225,716         66,405
                                                   -------------    -------------    -----------
Net Investment Income (Loss) ....................       (164,902)       3,508,920        (66,405)
                                                   -------------    -------------    -----------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ...........    (15,753,531)       3,112,222        363,825
  Realized gain distribution from The Trust .....         53,866        1,317,840        394,053
                                                   -------------    -------------    -----------
 Net realized gain (loss) .......................    (15,699,665)       4,430,062        757,878
                                                   -------------    -------------    -----------
 Change in unrealized appreciation
  (depreciation) of investments .................     13,760,152      (36,201,861)    13,987,219
                                                   -------------    -------------    -----------
Net Realized and Unrealized Gain (Loss) on
 Investments ....................................     (1,939,513)     (31,771,799)    14,745,097
                                                   -------------    -------------    -----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ......................  $  (2,104,415)   $ (28,262,879)   $14,678,692
                                                   =============    =============    ===========

-------
(a) Commenced operations on June 4, 1999.
(b) Commenced operations on August 30, 1999.
(c) Commenced operations on May 2, 2000.
(d) Commenced operations on September 5, 2000.
(e) Commenced operations on October 22, 2001.


The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                EQ/Equity 500 Index
                                                 --------------------------------------------------
                                                       2001              2000             1999
                                                 ---------------- ----------------- ---------------
Income and Expenses:
 Investment Income:
  Dividends from The Trust .....................  $   6,734,669    $    4,807,410    $  7,575,355
 Expenses:
  Mortality and expense risk charges ...........      3,292,002         3,730,581       3,729,959
                                                  -------------    --------------    ------------
Net Investment Income (Loss) ...................      3,442,667         1,076,829       3,845,396
                                                  -------------    --------------    ------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ..........    (50,673,179)      125,289,487      21,008,249
  Realized gain distribution from The Trust ....        330,459        29,072,151       6,196,508
                                                  -------------    --------------    ------------
 Net realized gain (loss) ......................    (50,342,720)      154,361,638      27,204,757
                                                  -------------    --------------    ------------
 Change in unrealized appreciation
  (depreciation) of investments ................    (34,420,555)     (231,136,418)     92,088,291
                                                  -------------    --------------    ------------
Net Realized and Unrealized Gain (Loss) on
 Investments ...................................    (84,763,275)      (76,774,780)    119,293,048
                                                  -------------    --------------    ------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .....................  $ (81,320,608)   $  (75,697,951)   $123,138,444
                                                  =============    ==============    ============



                                                       EQ/Evergreen Omega (a)           EQ/FI Mid Cap (d)
                                                 ----------------------------------- ------------------------
                                                      2001         2000       1999        2001         2000
                                                 ------------- ------------ -------- -------------- ---------
Income and Expenses:
 Investment Income:
  Dividends from The Trust .....................  $      110    $   1,189    $   99    $   21,223    $ 2,614
 Expenses:
  Mortality and expense risk charges ...........       4,270        1,838        18        44,269        895
                                                  ----------    ---------    ------    ----------    -------
Net Investment Income (Loss) ...................      (4,160)        (649)       81       (23,046)     1,719
                                                  ----------    ---------    ------    ----------    -------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ..........     (39,991)     (18,345)       20      (487,515)    22,280
  Realized gain distribution from The Trust ....          --           --        --            --         --
                                                  ----------    ---------    ------    ----------    -------
 Net realized gain (loss) ......................     (39,991)     (18,345)       20      (487,515)    22,280
                                                  ----------    ---------    ------    ----------    -------
 Change in unrealized appreciation
  (depreciation) of investments ................     (69,937)     (47,080)    1,450       115,983     45,777
                                                  ----------    ---------    ------    ----------    -------
Net Realized and Unrealized Gain (Loss) on
 Investments ...................................    (109,928)     (65,425)    1,470      (371,532)    68,057
                                                  ----------    ---------    ------    ----------    -------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .....................  $ (114,088)   $ (66,074)   $1,551    $ (394,578)   $69,776
                                                  ==========    =========    ======    ==========    =======


                                                           EQ/FI Small/Mid Cap Value
                                                 -------------------------------------------
                                                      2001          2000           1999
                                                 ------------- ------------- ---------------
Income and Expenses:
 Investment Income:
  Dividends from The Trust .....................  $  400,316    $  355,229    $      67,108
 Expenses:
  Mortality and expense risk charges ...........     275,246       171,556          180,999
                                                  ----------    ----------    -------------
Net Investment Income (Loss) ...................     125,070       183,673         (113,891)
                                                  ----------    ----------    -------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ..........     138,857      (925,533)      (1,591,217)
  Realized gain distribution from The Trust ....          --            --               --
                                                  ----------    ----------    -------------
 Net realized gain (loss) ......................     138,857      (925,533)      (1,591,217)
                                                  ----------    ----------    -------------
 Change in unrealized appreciation
  (depreciation) of investments ................   2,231,073     2,355,805        1,920,459
                                                  ----------    ----------    -------------
Net Realized and Unrealized Gain (Loss) on
 Investments ...................................   2,369,930     1,430,272          329,242
                                                  ----------    ----------    -------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .....................  $2,495,000    $1,613,945    $     215,351
                                                  ==========    ==========    =============

-------
(a) Commenced operations on June 4, 1999.
(b) Commenced operations on August 30, 1999.
(c) Commenced operations on May 2, 2000.
(d) Commenced operations on September 5, 2000.
(e) Commenced operations on October 22, 2001.


The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                              EQ/International Equity Index       EQ/J.P. Morgan Core Bond
                                             -------------------------------- --------------------------------
                                                 2001         2000      1999      2001       2000       1999
                                             ------------ ------------ ------ ----------- ---------- ---------
Income and Expenses:
 Investment Income:
  Dividends from The Trust .................  $     678    $     408    $ 9    $ 180,944   $50,306    $  100
 Expenses:
  Mortality and expense risk charges .......      1,278          449      1       14,358     1,900         1
                                              ---------    ---------    ---    ---------   -------    ------
Net Investment Income (Loss) ...............       (600)         (41)     8      166,586    48,406        99
                                              ---------    ---------    ---    ---------   -------    ------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ......    (35,383)        (873)    --       25,154       908        --
  Realized gain distribution from The Trust         339        4,474      9       45,303        --        --
                                              ---------    ---------    ---    ---------   -------    ------
 Net realized gain (loss) ..................    (35,044)       3,601      9       70,457       908        --
                                              ---------    ---------    ---    ---------   -------    ------
 Change in unrealized appreciation
  (depreciation) of investments ............    (12,786)     (19,166)    69      (95,335)    2,005      (116)
                                              ---------    ---------    ---    ---------   -------    ------
Net Realized and Unrealized Gain (Loss) on
 Investments ...............................    (47,830)     (15,565)    78       24,878     2,913      (116)
                                              ---------    ---------    ---    ---------   -------    ------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .................  $ (48,430)   $ (15,606)   $86    $ 141,708   $51,319    $  (17)
                                              =========    =========    ===    =========   =======    ======


                                                                           EQ/Lazard Small Cap
                                             EQ/Janus Large Cap Growth (d)      Value (d)        EQ/Marsico Focus (e)
                                             ----------------------------- -------------------- ----------------------
                                                   2001           2000        2001       2000            2001
                                             --------------- ------------- ---------- --------- ----------------------
Income and Expenses:
 Investment Income:
  Dividends from The Trust .................  $      1,409    $    4,295    $ 69,440   $3,005           $   --
 Expenses:
  Mortality and expense risk charges .......        45,823         2,998       4,612      227              365
                                              ------------    ----------    --------   ------           ------
Net Investment Income (Loss) ...............       (44,414)        1,297      64,828    2,778             (365)
                                              ------------    ----------    --------   ------           ------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ......    (1,095,410)       (3,341)     24,927      250              159
  Realized gain distribution from The Trust             --            --     112,835       --               --
                                              ------------    ----------    --------   ------           ------
 Net realized gain (loss) ..................    (1,095,410)       (3,341)    137,762      250              159
                                              ------------    ----------    --------   ------           ------
 Change in unrealized appreciation
  (depreciation) of investments ............    (1,003,017)     (280,573)     20,327    6,143            8,459
                                              ------------    ----------    --------   ------           ------
Net Realized and Unrealized Gain (Loss) on
 Investments ...............................    (2,098,427)     (283,914)    158,089    6,393            8,618
                                              ------------    ----------    --------   ------           ------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .................  $ (2,142,841)   $ (282,617)   $222,917   $9,171           $8,253
                                              ============    ==========    ========   ======           ======

-------
(a) Commenced operations on June 4, 1999.
(b) Commenced operations on August 30, 1999.
(c) Commenced operations on May 2, 2000.
(d) Commenced operations on September 5, 2000.
(e) Commenced operations on October 22, 2001.


The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                              EQ/Mercury Basic Value Equity
                                        -----------------------------------------
                                             2001          2000          1999
                                        ------------- ------------- -------------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ............  $2,910,068    $2,558,007    $  468,257
 Expenses:
  Mortality and expense risk charges ..     370,568       229,991       153,456
                                         ----------    ----------    ----------
Net Investment Income (Loss) ..........   2,539,500     2,328,016       314,801
                                         ----------    ----------    ----------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments .     164,816       622,843       426,168
  Realized gain distribution from The
   Trust ..............................   2,018,991     2,512,090     1,963,197
                                         ----------    ----------    ----------
 Net realized gain (loss) .............   2,183,807     3,134,933     2,389,365
                                         ----------    ----------    ----------
 Change in unrealized appreciation
  (depreciation) of investments .......    (467,046)       80,020     1,362,581
                                         ----------    ----------    ----------
Net Realized and Unrealized Gain (Loss)
 on Investments .......................   1,716,761     3,214,953     3,751,946
                                         ----------    ----------    ----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ............  $4,256,261    $5,542,969    $4,066,747
                                         ==========    ==========    ==========


                                                 EQ/MFS Emerging Growth Companies           EQ/MFS Investors Trust (a)
                                        --------------------------------------------------- ---------------------------
                                               2001              2000             1999           2001          2000
                                        ----------------- ----------------- --------------- -------------- ------------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ............  $       56,327    $    6,008,229     $        --     $   17,243    $   7,045
 Expenses:
  Mortality and expense risk charges ..       1,308,762         1,768,620         640,976         17,100        5,820
                                         --------------    --------------     -----------     ----------    ---------
Net Investment Income (Loss) ..........      (1,252,435)        4,239,609        (640,976)           143        1,225
                                         --------------    --------------     -----------     ----------    ---------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments .     (79,597,391)       28,942,316      13,577,250        (95,215)      13,705
  Realized gain distribution from The
   Trust ..............................              --        13,303,804       3,969,879             --           --
                                         --------------    --------------     -----------     ----------    ---------
 Net realized gain (loss) .............     (79,597,391)       42,246,120      17,547,129        (95,215)      13,705
                                         --------------    --------------     -----------     ----------    ---------
 Change in unrealized appreciation
  (depreciation) of investments .......     (29,752,357)     (121,109,758)     70,081,784       (389,623)     (41,696)
                                         --------------    --------------     -----------     ----------    ---------
Net Realized and Unrealized Gain (Loss)
 on Investments .......................    (109,349,748)      (78,863,638)     87,628,913       (484,838)     (27,991)
                                         --------------    --------------     -----------     ----------    ---------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ............  $ (110,602,183)   $  (74,624,029)    $86,987,937     $ (484,695)   $ (26,766)
                                         ==============    ==============     ===========     ==========    =========


                                          EQ/MFS
                                         Investors
                                         Trust (a)                   EQ/MFS Research
                                        ----------- -----------------------------------------------
                                            1999          2001             2000            1999
                                        ----------- ---------------- ---------------- -------------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ............   $ 1,268    $      68,268    $     527,991    $   52,831
 Expenses:
  Mortality and expense risk charges ..       431          321,416          322,223       208,639
                                          -------    -------------    -------------    ----------
Net Investment Income (Loss) ..........       837         (253,148)         205,768      (155,808)
                                          -------    -------------    -------------    ----------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments .      (227)     (17,827,122)       6,836,827       995,232
  Realized gain distribution from The
   Trust ..............................        --        1,459,930        5,191,785     1,086,222
                                          -------    -------------    -------------    ----------
 Net realized gain (loss) .............      (227)     (16,367,192)      12,028,612     2,081,454
                                          -------    -------------    -------------    ----------
 Change in unrealized appreciation
  (depreciation) of investments .......    20,637        1,531,301      (17,114,439)    6,720,924
                                          -------    -------------    -------------    ----------
Net Realized and Unrealized Gain (Loss)
 on Investments .......................    20,410      (14,835,891)      (5,085,827)    8,802,378
                                          -------    -------------    -------------    ----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ............   $21,247    $ (15,089,039)   $  (4,880,059)   $8,646,570
                                          =======    =============    =============    ==========

-------
(a) Commenced operations on June 4, 1999.
(b) Commenced operations on August 30, 1999.
(c) Commenced operations on May 2, 2000.
(d) Commenced operations on September 5, 2000.
(e) Commenced operations on October 22, 2001.


The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (Concluded)

FOR THE YEARS ENDED DECEMBER 31,


                                                         EQ/Putnam Growth & Income Value         EQ/Putnam International Equity
                                                  --------------------------------------------- ---------------------------------
                                                        2001           2000           1999           2001         2000      1999
                                                  --------------- ------------- --------------- ------------- ------------ ------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ......................  $    271,562    $  237,259    $     278,910   $   16,774    $   63,790   $12
 Expenses:
  Mortality and expense risk charges ............       133,534       111,139          110,374       10,235         1,787    --
                                                   ------------    ----------    -------------   ----------    ----------   ---
Net Investment Income (Loss) ....................       138,028       126,120          168,536        6,539        62,003    12
                                                   ------------    ----------    -------------   ----------    ----------   ---
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ...........      (289,234)     (439,753)         276,186     (213,457)      (23,560)   --
  Realized gain distribution from The Trust .....            --            --        1,499,307          152        93,565    37
                                                   ------------    ----------    -------------   ----------    ----------   ---
 Net realized gain (loss) .......................      (289,234)     (439,753)       1,775,493     (213,305)       70,005    37
                                                   ------------    ----------    -------------   ----------    ----------   ---
 Change in unrealized appreciation
  (depreciation) of investments .................    (1,766,064)    1,779,700       (2,633,398)    (127,410)     (158,452)    1
                                                   ------------    ----------    -------------   ----------    ----------   ---
Net Realized and Unrealized Gain (Loss) on
 Investments ....................................    (2,055,298)    1,339,947         (857,905)    (340,715)      (88,447)   38
                                                   ------------    ----------    -------------   ----------    ----------   ---
Net Increase (Decrease) in Net Assets
 Resulting from Operations ......................  $ (1,917,270)   $1,466,067    $    (689,369)  $ (334,176)   $  (26,444)  $50
                                                   ============    ==========    =============   ==========    ==========   ===


                                                        EQ/Putnam Investors Growth        EQ/Small Company Index
                                                  --------------------------------------- -----------------------
                                                       2001          2000         1999        2001        2000
                                                  ------------- -------------- ---------- ----------- -----------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ......................  $       --     $    3,422      $ --     $  3,038    $  3,213
 Expenses:
  Mortality and expense risk charges ............       6,498          1,990        5         1,415         101
                                                   ----------     ----------      ----     --------    --------
Net Investment Income (Loss) ....................      (6,498)         1,432         (5)      1,623       3,112
                                                   ----------     ----------      ------   --------    --------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ...........     (90,894)       (11,011)       1        (5,895)       (102)
  Realized gain distribution from The Trust .....          --          1,267      223           260       2,875
                                                   ----------     ----------      -----    --------    --------
 Net realized gain (loss) .......................     (90,894)        (9,744)     224        (5,635)      2,773
                                                   ----------     ----------      -----    --------    --------
 Change in unrealized appreciation
  (depreciation) of investments .................    (153,864)      (115,853)     736        38,966      (7,854)
                                                   ----------     ----------      -----    --------    --------
Net Realized and Unrealized Gain (Loss) on
 Investments ....................................    (244,758)      (125,597)     960        33,331      (5,081)
                                                   ----------     ----------      -----    --------    --------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ......................  $ (251,256)    $ (124,165)     $955     $ 34,954    $ (1,969)
                                                   ==========     ==========      =====    ========    ========

-------
(a) Commenced operations on June 4, 1999.
(b) Commenced operations on August 30, 1999.
(c) Commenced operations on May 2, 2000.
(d) Commenced operations on September 5, 2000.
(e) Commenced operations on October 22, 2001.


The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31,


                                                                                          EQ/Aggressive Stock
                                                                         ------------------------------------------------------
                                                                                2001              2000              1999
                                                                         ----------------- ----------------- ------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ..........................................  $      (304,688)  $    (2,084,917)   $   (2,318,415)
 Net realized gain (loss) on investments ...............................     (212,487,401)      130,034,801        33,754,225
 Change in unrealized appreciation (depreciation) on investments .......        3,263,156      (261,224,627)      132,094,676
                                                                          ---------------   ---------------    --------------
 Net increase (decrease) in net assets from operations .................     (209,528,933)     (133,274,743)      163,530,486
                                                                          ---------------   ---------------    --------------

Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners ................................       96,108,525       122,336,721       145,241,493
  Transfers between funds and guaranteed interest account, net .........      (44,712,711)     (113,067,315)     (131,040,290)
  Transfers for contract benefits and terminations .....................      (33,567,150)      (41,817,294)      (41,821,443)
  Contract maintenance charges .........................................      (49,339,864)      (53,052,495)      (57,256,360)
                                                                          ---------------   ---------------    --------------
Net increase (decrease) in net assets from contractowners transactions .      (31,511,200)      (85,600,383)      (84,876,600)
                                                                          ---------------   ---------------    --------------
Net increase (decrease) in amount retained by Equitable Life in Separate
 Account FP ............................................................           73,978      (221,437,380)        2,197,124
                                                                          ---------------   ---------------    --------------
Increase (Decrease) in Net Assets ......................................     (240,966,155)      (21,327,952)       80,851,010
Net Assets - Beginning of Period .......................................      830,607,683     1,052,045,063       971,194,053
                                                                          ---------------   ---------------    --------------
Net Assets - End of Period .............................................  $   589,641,528   $   830,607,683    $1,052,045,063
                                                                          ===============   ===============    ==============


                                                                                         EQ/Alliance Common Stock
                                                                         --------------------------------------------------------
                                                                                2001                2000               1999
                                                                         ------------------ ------------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ..........................................   $   50,342,309    $       1,166,110   $    1,037,574
 Net realized gain (loss) on investments ...............................      (99,169,632)         823,517,673      719,015,346
 Change in unrealized appreciation (depreciation) on investments .......     (277,010,784)      (1,333,854,337)      13,099,046
                                                                           --------------    -----------------   --------------
 Net increase (decrease) in net assets from operations .................     (325,838,107)        (509,170,554)     733,151,966
                                                                           --------------    -----------------   --------------

Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners ................................      316,285,256          358,046,737      361,261,385
  Transfers between funds and guaranteed interest account, net .........     (103,425,024)        (396,289,850)      (6,084,277)
  Transfers for contract benefits and terminations .....................     (112,788,632)        (129,262,766)    (107,811,075)
  Contract maintenance charges .........................................     (151,157,302)        (147,249,534)    (138,531,902)
                                                                           --------------    -----------------   --------------
Net increase (decrease) in net assets from contractowners transactions .      (51,085,702)        (314,755,413)     108,834,130
                                                                           --------------    -----------------   --------------
Net increase (decrease) in amount retained by Equitable Life in Separate
 Account FP ............................................................          162,962            3,190,692       (5,343,344)
                                                                           --------------    -----------------   --------------
Increase (Decrease) in Net Assets ......................................     (376,760,847)        (820,735,275)     836,642,752
Net Assets - Beginning of Period .......................................    2,959,133,917        3,779,869,192    2,943,226,440
                                                                           --------------    -----------------   --------------
Net Assets - End of Period .............................................   $2,582,373,070    $   2,959,133,917   $3,779,869,192
                                                                           ==============    =================   ==============

-------
(a) Commenced operations on June 4, 1999.
(b) Commenced operations on August 30, 1999.
(c) Commenced operations on May 2, 2000.
(d) Commenced operations on September 5, 2000.
(e) Commenced operations on October 22, 2001.
The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                       EQ/Alliance High Yield
                                                                         --------------------------------------------------
                                                                               2001             2000             1999
                                                                         ---------------- ---------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ..........................................  $  11,182,251    $  13,410,653    $  16,489,390
 Net realized gain (loss) on investments ...............................    (19,177,544)     (14,615,073)     (15,030,554)
 Change in unrealized appreciation (depreciation) on investments .......      8,741,806      (11,205,680)      (7,843,498)
                                                                          -------------    -------------    -------------
 Net increase (decrease) in net assets from operations .................        746,513      (12,410,100)      (6,384,662)
                                                                          -------------    -------------    -------------

Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners ................................     18,089,741       24,114,311       30,001,760
  Transfers between funds and guaranteed interest account, net .........     (3,097,120)     (21,187,150)     (27,719,490)
  Transfers for contract benefits and terminations .....................     (6,596,529)      (6,510,833)      (7,404,940)
  Contract maintenance charges .........................................     (9,310,362)      (9,706,663)     (11,174,876)
                                                                          -------------    -------------    -------------
Net increase (decrease) in net assets from contractowners transactions .       (914,270)     (13,290,335)     (16,297,546)
                                                                          -------------    -------------    -------------
Net increase (decrease) in amount retained by Equitable Life in Separate
 Account FP ............................................................         (4,036)      (2,037,976)       2,143,697
                                                                          -------------    -------------    -------------
Increase (Decrease) in Net Assets ......................................       (171,793)     (27,738,411)     (20,538,511)
Net Assets - Beginning of Period .......................................    122,096,071      149,834,482      170,372,993
                                                                          -------------    -------------    -------------
Net Assets - End of Period .............................................  $ 121,924,278    $ 122,096,071    $ 149,834,482
                                                                          =============    =============    =============


                                                                                       EQ/Alliance Money Market
                                                                         -----------------------------------------------------
                                                                                2001              2000              1999
                                                                         ----------------- ----------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ..........................................  $    12,140,810   $    18,750,665   $    12,329,959
 Net realized gain (loss) on investments ...............................       (1,312,388)       13,517,536           528,279
 Change in unrealized appreciation (depreciation) on investments .......        2,210,091       (12,753,418)         (219,635)
                                                                          ---------------   ---------------   ---------------
 Net increase (decrease) in net assets from operations .................       13,038,513        19,514,783        12,638,603
                                                                          ---------------   ---------------   ---------------

Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners ................................      281,063,327       261,734,365       231,007,033
  Transfers between funds and guaranteed interest account, net .........     (148,469,048)     (159,392,173)     (102,498,970)
  Transfers for contract benefits and terminations .....................      (27,698,359)      (33,650,289)      (22,889,296)
  Contract maintenance charges .........................................      (33,347,788)      (30,749,863)      (29,994,931)
                                                                          ---------------   ---------------   ---------------
Net increase (decrease) in net assets from contractowners transactions .       71,548,132        37,942,040        75,623,836
                                                                          ---------------   ---------------   ---------------
Net increase (decrease) in amount retained by Equitable Life in Separate
 Account FP ............................................................          113,926        (2,047,311)        1,075,796
                                                                          ---------------   ---------------   ---------------
Increase (Decrease) in Net Assets ......................................       84,700,571        55,409,512        89,338,235
Net Assets - Beginning of Period .......................................      399,837,889       344,428,377       255,090,142
                                                                          ---------------   ---------------   ---------------
Net Assets - End of Period .............................................  $   484,538,460   $   399,837,889   $   344,428,377
                                                                          ===============   ===============   ===============

-------
(a) Commenced operations on June 4, 1999.
(b) Commenced operations on August 30, 1999.
(c) Commenced operations on May 2, 2000.
(d) Commenced operations on September 5, 2000.
(e) Commenced operations on October 22, 2001.
The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                  EQ/Alliance Premier Growth (a)
                                                                         -------------------------------------------------
                                                                                2001             2000            1999
                                                                         ----------------- ---------------- --------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ..........................................  $      (946,223)  $     403,852    $   (33,190)
 Net realized gain (loss) on investments ...............................     (127,060,769)      1,799,789        190,495
 Change in unrealized appreciation (depreciation) on investments .......       66,507,612     (83,349,563)     5,068,707
                                                                          ---------------   -------------    -----------
 Net increase (decrease) in net assets from operations .................      (61,499,380)    (81,145,922)     5,226,012
                                                                          ---------------   -------------    -----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners ................................       35,081,429      32,898,694      6,362,938
  Transfers between funds and guaranteed interest account, net .........     (256,325,233)    418,028,445     40,600,125
  Transfers for contract benefits and terminations .....................       (4,042,683)     (4,487,489)      (346,799)
  Contract maintenance charges .........................................      (10,065,785)     (6,486,655)      (628,821)
                                                                          ---------------   -------------    -----------
Net increase (decrease) in net assets from contractonwers transactions .     (235,352,272)    439,952,995     45,987,443
                                                                          ---------------   -------------    -----------
Net increase (decrease) in amount retained by Equitable Life in Separate
 Account FP ............................................................           28,641           7,014          3,902
                                                                          ---------------   -------------    -----------
Increase (Decrease) in Net Assets ......................................     (296,823,011)    358,814,087     51,217,357
Net Assets - Beginning of Period .......................................      410,031,444      51,217,357             --
                                                                          ---------------   -------------    -----------
Net Assets - End of Period .............................................  $   113,208,433   $ 410,031,444    $51,217,357
                                                                          ===============   =============    ===========


                                                                                   EQ/Alliance Small Cap Growth
                                                                         ------------------------------------------------
                                                                               2001             2000            1999
                                                                         ---------------- ---------------- --------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ..........................................  $     828,990    $    (616,222)   $   (284,347)
 Net realized gain (loss) on investments ...............................    (29,209,377)      52,329,086       4,345,484
 Change in unrealized appreciation (depreciation) on investments .......     10,471,452      (35,002,229)     15,295,322
                                                                          -------------    -------------    ------------
 Net increase (decrease) in net assets from operations .................    (17,908,935)      16,710,635      19,356,459
                                                                          -------------    -------------    ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners ................................     27,628,862       21,647,575      16,092,219
  Transfers between funds and guaranteed interest account, net .........     (1,365,248)      51,092,256      (8,749,007)
  Transfers for contract benefits and terminations .....................     (4,420,805)      (3,606,884)     (1,349,630)
  Contract maintenance charges .........................................     (8,183,889)      (5,013,960)     (3,529,695)
                                                                          -------------    -------------    ------------
Net increase (decrease) in net assets from contractonwers transactions .     13,658,920       64,118,987       2,463,887
                                                                          -------------    -------------    ------------
Net increase (decrease) in amount retained by Equitable Life in Separate
 Account FP ............................................................         61,768         (150,422)        (99,856)
                                                                          -------------    -------------    ------------
Increase (Decrease) in Net Assets ......................................     (4,188,247)      80,679,200      21,720,490
Net Assets - Beginning of Period .......................................    151,059,621       70,380,421      48,659,931
                                                                          -------------    -------------    ------------
Net Assets - End of Period .............................................  $ 146,871,374    $ 151,059,621    $ 70,380,421
                                                                          =============    =============    ============

-------
(a) Commenced operations on June 4, 1999.
(b) Commenced operations on August 30, 1999.
(c) Commenced operations on May 2, 2000.
(d) Commenced operations on September 5, 2000.
(e) Commenced operations on October 22, 2001.
The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                EQ/Alliance Technology (c)
                                                                             ---------------------------------
                                                                                   2001             2000
                                                                             ---------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ..............................................  $     (215,661)  $      (76,288)
 Net realized gain (loss) on investments ...................................     (18,298,009)        (506,295)
 Change in unrealized appreciation (depreciation) on investments ...........       7,601,879      (10,564,821)
                                                                              --------------   --------------
 Net increase (decrease) in net assets from operations .....................     (10,911,791)     (11,147,404)
                                                                              --------------   --------------

Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners ....................................      13,314,847        7,114,732
  Transfers between funds and guaranteed interest account, net .............      11,082,053       40,543,591
  Transfers for contract benefits and terminations .........................        (886,319)        (772,878)
  Contract maintenance charges .............................................      (3,496,414)        (811,950)
                                                                              --------------   --------------
Net increase (decrease) in net assets from contractowners transactions .....      20,014,167       46,073,495
                                                                              --------------   --------------
Net increase (decrease) in amount retained by Equitable Life in Separate
 Account FP ................................................................         (42,048)         426,287
                                                                              --------------   --------------
Increase (Decrease) in Net Assets ..........................................       9,060,328       35,352,378
Net Assets - Beginning of Period ...........................................      35,352,378               --
                                                                              --------------   --------------
Net Assets - End of Period .................................................  $   44,412,706   $   35,352,378
                                                                              ==============   ==============


                                                                                                 EQ/Balanced
                                                                             ---------------------------------------------------
                                                                                   2001              2000             1999
                                                                             ---------------- ----------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ..............................................  $  14,616,778    $    13,953,106   $  11,263,601
 Net realized gain (loss) on investments ...................................     (7,624,110)        91,832,699      59,723,908
 Change in unrealized appreciation (depreciation) on investments ...........    (31,738,236)      (115,634,605)     11,891,088
                                                                              -------------    ---------------   -------------
 Net increase (decrease) in net assets from operations .....................    (24,745,568)        (9,848,800)     82,878,597
                                                                              -------------    ---------------   -------------

Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners ....................................     52,423,463         43,380,686      45,762,044
  Transfers between funds and guaranteed interest account, net .............    223,284,135        (18,801,218)    (32,690,258)
  Transfers for contract benefits and terminations .........................    (31,418,693)       (23,090,558)    (22,220,063)
  Contract maintenance charges .............................................    (36,290,597)       (25,919,768)    (25,882,673)
                                                                              -------------    ---------------   -------------
Net increase (decrease) in net assets from contractowners transactions .....    207,998,308        (24,430,858)    (35,030,950)
                                                                              -------------    ---------------   -------------
Net increase (decrease) in amount retained by Equitable Life in Separate
 Account FP ................................................................        (38,485)          (657,407)         34,900
                                                                              -------------    ---------------   -------------
Increase (Decrease) in Net Assets ..........................................    183,214,255        (34,937,065)     47,882,547
Net Assets - Beginning of Period ...........................................    511,774,493        546,711,558     498,829,011
                                                                              -------------    ---------------   -------------
Net Assets - End of Period .................................................  $ 694,988,748    $   511,774,493   $ 546,711,558
                                                                              =============    ===============   =============

-------
(a) Commenced operations on June 4, 1999.
(b) Commenced operations on August 30, 1999.
(c) Commenced operations on May 2, 2000.
(d) Commenced operations on September 5, 2000.
(e) Commenced operations on October 22, 2001.
The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                               EQ/Bernstein Diversified      EQ/Capital Guardian
                                                                         Value                  International
                                                              --------------------------- --------------------------
                                                                    2001          2000         2001         2000
                                                              --------------- ----------- ------------- ------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...............................  $    481,910    $  3,304    $     7,122   $     230
 Net realized gain (loss) on investments ....................       994,294      (2,223)       (15,224)       (924)
 Change in unrealized appreciation (depreciation) on
  investments ...............................................    (2,419,314)     10,394        (92,323)    (51,223)
                                                               ------------    --------    -----------   ---------
 Net increase (decrease) in net assets from operations ......      (943,110)     11,475       (100,425)    (51,917)
                                                               ------------    --------    -----------   ---------

Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .....................     7,544,069      41,252        202,314     117,371
  Transfers between funds and guaranteed interest
   account, net .............................................    79,211,110     483,081        280,606     362,727
  Transfers for contract benefits and terminations ..........    (1,699,250)        (44)          (457)        (78)
  Contract maintenance charges ..............................    (2,322,983)     (7,905)       (27,827)     (8,810)
                                                               ------------    --------    -----------   ---------
Net increase (decrease) in net assets from contractowners
 transactions ...............................................    82,732,946     516,384        454,636     471,210
                                                               ------------    --------    -----------   ---------
Net increase (decrease) in amount retained by Equitable
 Life in Separate Account FP ................................        38,853           6          1,527         425
                                                               ------------    --------    -----------   ---------
Increase (Decrease) in Net Assets ...........................    81,836,377     527,865        355,738     419,718
Net Assets - Beginning of Period ............................       527,865          --        419,718          --
                                                               ------------    --------    -----------   ---------
Net Assets - End of Period ..................................  $ 82,356,564    $527,865    $   775,456   $ 419,718
                                                               ============    ========    ===========   =========


                                                                             EQ/Capital
                                                                        Guardian Research (b)
                                                              -----------------------------------------
                                                                   2001          2000          1999
                                                              ------------- -------------- ------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...............................  $   (6,011)    $   29,679     $     71
 Net realized gain (loss) on investments ....................     (96,597)        30,415        2,837
 Change in unrealized appreciation (depreciation) on
  investments ...............................................     105,383          9,596       11,093
                                                               ----------     ----------     --------
 Net increase (decrease) in net assets from operations ......       2,775         69,690       14,001
                                                               ----------     ----------     --------

Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .....................   1,822,578        711,351       63,883
  Transfers between funds and guaranteed interest
   account, net .............................................   3,683,627      2,253,279      115,765
  Transfers for contract benefits and terminations ..........     (81,815)       (66,372)          --
  Contract maintenance charges ..............................    (333,607)      (114,994)        (503)
                                                               ----------     ----------     --------
Net increase (decrease) in net assets from contractowners
 transactions ...............................................   5,090,783      2,783,264      179,145
                                                               ----------     ----------     --------
Net increase (decrease) in amount retained by Equitable
 Life in Separate Account FP ................................      11,644          5,042          209
                                                               ----------     ----------     --------
Increase (Decrease) in Net Assets ...........................   5,105,202      2,857,996      193,355
Net Assets - Beginning of Period ............................   3,051,351        193,355           --
                                                               ----------     ----------     --------
Net Assets - End of Period ..................................  $8,156,553     $3,051,351     $193,355
                                                               ==========     ==========     ========

-------
(a) Commenced operations on June 4, 1999.
(b) Commenced operations on August 30, 1999.
(c) Commenced operations on May 2, 2000.
(d) Commenced operations on September 5, 2000.
(e) Commenced operations on October 22, 2001.
The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                EQ/Capital Guardian U.S. Equity (b)
                                                             -----------------------------------------
                                                                  2001          2000          1999
                                                             ------------- -------------- ------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ..............................  $    3,410     $   28,254    $     781
 Net realized gain (loss) on investments ...................     (56,949)        21,480        1,959
 Change in unrealized appreciation (depreciation) on
  investments ..............................................     154,385          6,999       17,325
                                                              ----------     ----------    ---------
 Net increase (decrease) in net assets from operations .....     100,846         56,733       20,065
                                                              ----------     ----------    ---------

Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners ....................   1,068,480        536,209      115,934
  Transfers between funds and guaranteed interest
   account, net ............................................   6,314,186      1,033,573      390,589
  Transfers for contract benefits and terminations .........     (51,509)       (68,022)     (12,706)
  Contract maintenance charges .............................    (272,829)       (84,915)      (2,423)
                                                              ----------     ----------    ---------
Net increase (decrease) in net assets from contractowners
 transactions ..............................................   7,058,328      1,416,845      491,394
                                                              ----------     ----------    ---------
Net increase (decrease) in amount retained by Equitable
 Life in Separate Account FP ...............................      11,558          5,455          378
                                                              ----------     ----------    ---------
Increase (Decrease) in Net Assets ..........................   7,170,732      1,479,033      511,837
Net Assets - Beginning of Period ...........................   1,990,870        511,837           --
                                                              ----------     ----------    ---------
Net Assets - End of Period .................................  $9,161,602     $1,990,870    $ 511,837
                                                              ==========     ==========    =========



                                                                        EQ/Emerging Markets Equity
                                                             ------------------------------------------------
                                                                   2001             2000            1999
                                                             ---------------- ---------------- --------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ..............................  $     (164,902)  $    3,508,920   $    (66,405)
 Net realized gain (loss) on investments ...................     (15,699,665)       4,430,062        757,878
 Change in unrealized appreciation (depreciation) on
  investments ..............................................      13,760,152      (36,201,861)    13,987,219
                                                              --------------   --------------   ------------
 Net increase (decrease) in net assets from operations .....      (2,104,415)     (28,262,879)    14,678,692
                                                              --------------   --------------   ------------

Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners ....................       8,992,159       13,667,286      4,138,455
  Transfers between funds and guaranteed interest
   account, net ............................................      (5,239,900)      19,732,771     15,981,886
  Transfers for contract benefits and terminations .........      (1,302,774)      (1,935,931)      (614,746)
  Contract maintenance charges .............................      (3,268,963)      (3,117,702)      (888,987)
                                                              --------------   --------------   ------------
Net increase (decrease) in net assets from contractowners
 transactions ..............................................        (819,478)      28,346,424     18,616,608
                                                              --------------   --------------   ------------
Net increase (decrease) in amount retained by Equitable
 Life in Separate Account FP ...............................           4,496       (1,141,709)    (1,953,290)
                                                              --------------   --------------   ------------
Increase (Decrease) in Net Assets ..........................      (2,919,397)      (1,058,164)    31,342,010
Net Assets - Beginning of Period ...........................      39,632,385       40,690,549      9,348,539
                                                              --------------   --------------   ------------
Net Assets - End of Period .................................  $   36,712,988   $   39,632,385   $ 40,690,549
                                                              ==============   ==============   ============


                                                                             EQ/Equity 500 Index
                                                             ---------------------------------------------------
                                                                   2001              2000             1999
                                                             ---------------- ----------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ..............................  $   3,442,667    $     1,076,829   $   3,845,396
 Net realized gain (loss) on investments ...................    (50,342,720)       154,361,638      27,204,757
 Change in unrealized appreciation (depreciation) on
  investments ..............................................    (34,420,555)      (231,136,418)     92,088,291
                                                              -------------    ---------------   -------------
 Net increase (decrease) in net assets from operations .....    (81,320,608)       (75,697,951)    123,138,444
                                                              -------------    ---------------   -------------

Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners ....................    111,734,358        141,841,978     123,310,198
  Transfers between funds and guaranteed interest
   account, net ............................................    (11,874,126)      (188,630,273)    214,661,006
  Transfers for contract benefits and terminations .........    (23,714,086)       (31,072,192)    (21,408,589)
  Contract maintenance charges .............................    (38,885,384)       (37,557,252)    (32,012,123)
                                                              -------------    ---------------   -------------
Net increase (decrease) in net assets from contractowners
 transactions ..............................................     37,260,762       (115,417,739)    284,550,492
                                                              -------------    ---------------   -------------
Net increase (decrease) in amount retained by Equitable
 Life in Separate Account FP ...............................          7,463            249,927      (1,148,745)
                                                              -------------    ---------------   -------------
Increase (Decrease) in Net Assets ..........................    (44,052,383)      (190,865,763)    406,540,191
Net Assets - Beginning of Period ...........................    659,438,773        850,304,536     443,764,345
                                                              -------------    ---------------   -------------
Net Assets - End of Period .................................  $ 615,386,390    $   659,438,773   $ 850,304,536
                                                              =============    ===============   =============

-------
(a) Commenced operations on June 4, 1999.
(b) Commenced operations on August 30, 1999.
(c) Commenced operations on May 2, 2000.
(d) Commenced operations on September 5, 2000.
(e) Commenced operations on October 22, 2001.
The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                      EQ/Evergreen Omega (a)
                                                              --------------------------------------
                                                                   2001          2000        1999
                                                              -------------- ------------ ----------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...............................   $   (4,160)   $    (649)   $    81
 Net realized gain (loss) on investments ....................      (39,991)     (18,345)        20
 Change in unrealized appreciation (depreciation) on
  investments ...............................................      (69,937)     (47,080)     1,450
                                                                ----------    ---------    -------
 Net increase (decrease) in net assets from operations ......     (114,088)     (66,074)     1,551
                                                                ----------    ---------    -------

Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .....................      276,356      170,085      6,341
  Transfers between funds and guaranteed interest
   account, net .............................................      658,839      389,449     21,241
  Transfers for contract benefits and terminations ..........      (40,663)     (14,028)        --
  Contract maintenance charges ..............................      (73,843)     (26,554)      (471)
                                                                ----------    ---------    -------
Net increase (decrease) in net assets from contractowners
 transactions ...............................................      820,689      518,952     27,111
                                                                ----------    ---------    -------
Net increase (decrease) in amount retained by Equitable
 Life in Separate Account FP ................................        2,867        1,805         18
                                                                ----------    ---------    -------
Increase (Decrease) in Net Assets ...........................      709,468      454,683     28,680
Net Assets - Beginning of Period ............................      483,363       28,680         --
                                                                ----------    ---------    -------
Net Assets - End of Period ..................................   $1,192,831    $ 483,363    $28,680
                                                                ==========    =========    =======


                                                                    EQ/FI Mid Cap (d)
                                                              -----------------------------
                                                                   2001           2000
                                                              -------------- --------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...............................  $   (23,046)    $    1,719
 Net realized gain (loss) on investments ....................     (487,515)        22,280
 Change in unrealized appreciation (depreciation) on
  investments ...............................................      115,983         45,777
                                                               -----------     ----------
 Net increase (decrease) in net assets from operations ......     (394,578)        69,776
                                                               -----------     ----------

Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .....................    3,104,260        366,696
  Transfers between funds and guaranteed interest
   account, net .............................................   11,391,130      1,093,460
  Transfers for contract benefits and terminations ..........     (134,130)        (4,645)
  Contract maintenance charges ..............................     (576,665)        (7,269)
                                                               -----------     ----------
Net increase (decrease) in net assets from contractowners
 transactions ...............................................   13,784,595      1,448,242
                                                               -----------     ----------
Net increase (decrease) in amount retained by Equitable
 Life in Separate Account FP ................................     (292,342)       500,894
                                                               -----------     ----------
Increase (Decrease) in Net Assets ...........................   13,097,675      2,018,912
Net Assets - Beginning of Period ............................    2,018,912             --
                                                               -----------     ----------
Net Assets - End of Period ..................................  $15,116,587     $2,018,912
                                                               ===========     ==========


                                                                        EQ/FI Small/Mid Cap Value
                                                              ----------------------------------------------
                                                                    2001            2000           1999
                                                              --------------- --------------- --------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...............................  $    125,070    $    183,673    $   (113,891)
 Net realized gain (loss) on investments ....................       138,857        (925,533)     (1,591,217)
 Change in unrealized appreciation (depreciation) on
  investments ...............................................     2,231,073       2,355,805       1,920,459
                                                               ------------    ------------    ------------
 Net increase (decrease) in net assets from operations ......     2,495,000       1,613,945         215,351
                                                               ------------    ------------    ------------

Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .....................    12,839,917       8,252,522      11,009,658
  Transfers between funds and guaranteed interest
   account, net .............................................    32,580,993      (4,015,926)     (7,936,496)
  Transfers for contract benefits and terminations ..........    (2,101,751)     (1,679,638)     (1,320,477)
  Contract maintenance charges ..............................    (3,235,147)     (2,277,996)     (2,723,017)
                                                               ------------    ------------    ------------
Net increase (decrease) in net assets from contractowners
 transactions ...............................................    40,084,012         278,962        (970,332)
                                                               ------------    ------------    ------------
Net increase (decrease) in amount retained by Equitable
 Life in Separate Account FP ................................        29,365         (14,691)        (23,731)
                                                               ------------    ------------    ------------
Increase (Decrease) in Net Assets ...........................    42,608,377       1,878,216        (778,712)
Net Assets - Beginning of Period ............................    37,826,429      35,948,213      36,726,925
                                                               ------------    ------------    ------------
Net Assets - End of Period ..................................  $ 80,434,806    $ 37,826,429    $ 35,948,213
                                                               ============    ============    ============

-------
(a) Commenced operations on June 4, 1999.
(b) Commenced operations on August 30, 1999.
(c) Commenced operations on May 2, 2000.
(d) Commenced operations on September 5, 2000.
(e) Commenced operations on October 22, 2001.
The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                  EQ/International Equity Index
                                                              -------------------------------------
                                                                  2001         2000         1999
                                                              ------------ ------------ -----------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...............................  $    (600)   $     (41)    $   8
 Net realized gain (loss) on investments ....................    (35,044)       3,601         9
 Change in unrealized appreciation (depreciation) on
  investments ...............................................    (12,786)     (19,166)       69
                                                               ---------    ---------     -------
 Net increase (decrease) in net assets from operations ......    (48,430)     (15,606)       86
                                                               ---------    ---------     -------

Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .....................    181,108       70,925        --
  Transfers between funds and guaranteed interest
   account, net .............................................     25,789      128,159     1,182
  Transfers for contract benefits and terminations ..........     (4,606)         (77)       --
  Contract maintenance charges ..............................    (18,330)      (6,569)         (8)
                                                               ---------    ---------     --------
Net increase (decrease) in net assets from contractowners
 transactions ...............................................    183,961      192,438     1,174
                                                               ---------    ---------     -------
Net increase (decrease) in amount retained by Equitable
 Life in Separate Account FP ................................        529           15        --
                                                               ---------    ---------     -------
Increase (Decrease) in Net Assets ...........................    136,060      176,847     1,260
Net Assets - Beginning of Period ............................    178,107        1,260        --
                                                               ---------    ---------     -------
Net Assets - End of Period ..................................  $ 314,167    $ 178,107     $1,260
                                                               =========    =========     =======


                                                                    EQ/J.P. Morgan Core Bond        EQ/Janus Large Cap Growth (d)
                                                              ------------------------------------- -----------------------------
                                                                   2001          2000        1999         2001           2000
                                                              ------------- ------------- --------- --------------- -------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...............................  $  166,586    $   48,406    $   99    $    (44,414)   $    1,297
 Net realized gain (loss) on investments ....................      70,457           908        --      (1,095,410)       (3,341)
 Change in unrealized appreciation (depreciation) on
  investments ...............................................     (95,335)        2,005      (116)     (1,003,017)     (280,573)
                                                               ----------    ----------    ------    ------------    ----------
 Net increase (decrease) in net assets from operations ......     141,708        51,319       (17)     (2,142,841)     (282,617)
                                                               ----------    ----------    ------    ------------    ----------

Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .....................     574,925        84,090        --       4,178,096       531,995
  Transfers between funds and guaranteed interest
   account, net .............................................   2,969,291       951,048     2,277       8,973,650     3,230,829
  Transfers for contract benefits and terminations ..........      (1,805)           --        --        (127,892)          (11)
  Contract maintenance charges ..............................     (72,727)       (6,190)      (70)       (840,444)      (28,450)
                                                               ----------    ----------    ------    ------------    ----------
Net increase (decrease) in net assets from contractowners
 transactions ...............................................   3,469,684     1,028,948     2,207      12,183,410     3,734,363
                                                               ----------    ----------    ------    ------------    ----------
Net increase (decrease) in amount retained by Equitable
 Life in Separate Account FP ................................       3,533            24         2        (301,402)      502,998
                                                               ----------    ----------    ------    ------------    ----------
Increase (Decrease) in Net Assets ...........................   3,614,925     1,080,291     2,192       9,739,167     3,954,744
Net Assets - Beginning of Period ............................   1,082,483         2,192        --       3,954,744            --
                                                               ----------    ----------    ------    ------------    ----------
Net Assets - End of Period ..................................  $4,697,408    $1,082,483    $2,192    $ 13,693,911    $3,954,744
                                                               ==========    ==========    ======    ============    ==========


                                                              EQ/Lazard Small Cap Value
                                                                         (d)
                                                              --------------------------
                                                                   2001          2000
                                                              -------------- -----------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...............................   $   64,828    $  2,778
 Net realized gain (loss) on investments ....................      137,762         250
 Change in unrealized appreciation (depreciation) on
  investments ...............................................       20,327       6,143
                                                                ----------    --------
 Net increase (decrease) in net assets from operations ......      222,917       9,171
                                                                ----------    --------

Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .....................      153,359      29,043
  Transfers between funds and guaranteed interest
   account, net .............................................    1,821,881      97,039
  Transfers for contract benefits and terminations ..........         (743)        (47)
  Contract maintenance charges ..............................      (33,037)     (2,949)
                                                                ----------    --------
Net increase (decrease) in net assets from contractowners
 transactions ...............................................    1,941,460     123,086
                                                                ----------    --------
Net increase (decrease) in amount retained by Equitable
 Life in Separate Account FP ................................        2,091          15
                                                                ----------    --------
Increase (Decrease) in Net Assets ...........................    2,166,468     132,272
Net Assets - Beginning of Period ............................      132,272          --
                                                                ----------    --------
Net Assets - End of Period ..................................   $2,298,740    $132,272
                                                                ==========    ========

-------
(a) Commenced operations on June 4, 1999.
(b) Commenced operations on August 30, 1999.
(c) Commenced operations on May 2, 2000.
(d) Commenced operations on September 5, 2000.
(e) Commenced operations on October 22, 2001.
The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                 EQ/Marsico
                                                 Focus (e)           EQ/Mercury Basic Value Equity
                                                ----------- -----------------------------------------------
                                                    2001          2001            2000            1999
                                                ----------- --------------- --------------- ---------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) .................  $   (365)   $  2,539,500    $  2,328,016    $    314,801
 Net realized gain (loss) on investments ......       159       2,183,807       3,134,933       2,389,365
 Change in unrealized appreciation
  (depreciation) on investments ...............     8,459        (467,046)         80,020       1,362,581
                                                 --------    ------------    ------------    ------------
 Net increase (decrease) in net assets from
  operations ..................................     8,253       4,256,261       5,542,969       4,066,747
                                                 --------    ------------    ------------    ------------

Contractowners Transactions:
 Contributions and Transfers:
  Payments received from
   contractowners .............................    58,977      15,725,847      14,274,696      10,931,366
  Transfers between funds and
   guaranteed interest account, net ...........   634,874      30,278,072        (709,168)      7,324,607
  Transfers for contract benefits and
   terminations ...............................        --      (2,364,969)     (2,590,934)       (738,457)
  Contract maintenance charges ................    (3,060)     (3,962,409)     (2,726,971)     (1,912,295)
                                                 --------    ------------    ------------    ------------
Net increase (decrease) in net assets from
 contractowners transactions ..................   690,791      39,676,541       8,247,623      15,605,221
                                                 --------    ------------    ------------    ------------
Net increase (decrease) in amount retained
 by Equitable Life in Separate Account FP .....       365          19,766          (2,113)        (43,053)
                                                 --------    ------------    ------------    ------------
Increase (Decrease) in Net Assets .............   699,409      43,952,568      13,788,479      19,628,915
Net Assets - Beginning of Period ..............        --      53,578,788      39,790,309      20,161,394
                                                 --------    ------------    ------------    ------------
Net Assets - End of Period ....................  $699,409    $ 97,531,356    $ 53,578,788    $ 39,790,309
                                                 ========    ============    ============    ============


                                                          EQ/MFS Emerging Growth Companies
                                                ----------------------------------------------------
                                                       2001              2000             1999
                                                ----------------- ----------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) .................  $    (1,252,435)  $     4,239,609    $   (640,976)
 Net realized gain (loss) on investments ......      (79,597,391)       42,246,120      17,547,129
 Change in unrealized appreciation
  (depreciation) on investments ...............      (29,752,357)     (121,109,758)     70,081,784
                                                 ---------------   ---------------    ------------
 Net increase (decrease) in net assets from
  operations ..................................     (110,602,183)      (74,624,029)     86,987,937
                                                 ---------------   ---------------    ------------

Contractowners Transactions:
 Contributions and Transfers:
  Payments received from
   contractowners .............................       59,452,044        70,287,748      32,825,036
  Transfers between funds and
   guaranteed interest account, net ...........      (17,664,893)      106,624,803      73,824,786
  Transfers for contract benefits and
   terminations ...............................       (8,729,236)      (11,540,315)     (4,302,249)
  Contract maintenance charges ................      (18,898,434)      (16,274,107)     (7,077,162)
                                                 ---------------   ---------------    ------------
Net increase (decrease) in net assets from
 contractowners transactions ..................       14,159,481       149,098,129      95,270,411
                                                 ---------------   ---------------    ------------
Net increase (decrease) in amount retained
 by Equitable Life in Separate Account FP .....           59,311           (13,468)        (72,131)
                                                 ---------------   ---------------    ------------
Increase (Decrease) in Net Assets .............      (96,383,391)       74,460,632     182,186,217
Net Assets - Beginning of Period ..............      312,643,673       238,183,041      55,996,824
                                                 ---------------   ---------------    ------------
Net Assets - End of Period ....................  $   216,260,282   $   312,643,673    $238,183,041
                                                 ===============   ===============    ============


                                                      EQ/MFS Investors Trust (a)
                                                ---------------------------------------
                                                     2001          2000         1999
                                                ------------- ------------- -----------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) .................  $      143    $    1,225    $    837
 Net realized gain (loss) on investments ......     (95,215)       13,705        (227)
 Change in unrealized appreciation
  (depreciation) on investments ...............    (389,623)      (41,696)     20,637
                                                 ----------    ----------    --------
 Net increase (decrease) in net assets from
  operations ..................................    (484,695)      (26,766)     21,247
                                                 ----------    ----------    --------

Contractowners Transactions:
 Contributions and Transfers:
  Payments received from
   contractowners .............................   1,308,391       915,571      44,806
  Transfers between funds and
   guaranteed interest account, net ...........   1,379,673     1,166,335     327,072
  Transfers for contract benefits and
   terminations ...............................     (64,804)     (108,500)       (780)
  Contract maintenance charges ................    (304,911)     (125,415)     (6,662)
                                                 ----------    ----------    --------
Net increase (decrease) in net assets from
 contractowners transactions ..................   2,318,349     1,847,991     364,437
                                                 ----------    ----------    --------
Net increase (decrease) in amount retained
 by Equitable Life in Separate Account FP .....       4,927        20,011      30,030
                                                 ----------    ----------    --------
Increase (Decrease) in Net Assets .............   1,838,581     1,841,236     415,714
Net Assets - Beginning of Period ..............   2,256,950       415,714          --
                                                 ----------    ----------    --------
Net Assets - End of Period ....................  $4,095,531    $2,256,950    $415,714
                                                 ==========    ==========    ========

-------
(a) Commenced operations on June 4, 1999.
(b) Commenced operations on August 30, 1999.
(c) Commenced operations on May 2, 2000.
(d) Commenced operations on September 5, 2000.
(e) Commenced operations on October 22, 2001.
The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                EQ/MFS Research
                                                ------------------------------------------------
                                                      2001             2000            1999
                                                ---------------- ---------------- --------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) .................  $     (253,148)  $      205,768   $   (155,808)
 Net realized gain (loss) on investments ......     (16,367,192)      12,028,612      2,081,454
 Change in unrealized appreciation
  (depreciation) on investments ...............       1,531,301      (17,114,439)     6,720,924
                                                 --------------   --------------   ------------
 Net increase (decrease) in net assets from
  operations ..................................     (15,089,039)      (4,880,059)     8,646,570
                                                 --------------   --------------   ------------

Contractowners Transactions:
 Contributions and Transfers:
  Payments received from
   contractowners .............................      14,828,761       15,542,973     12,506,780
  Transfers between funds and
   guaranteed interest account, net ...........      (2,775,964)      13,683,263      3,706,530
  Transfers for contract benefits and
   terminations ...............................      (2,042,120)      (2,403,003)    (1,462,985)
  Contract maintenance charges ................      (4,452,048)      (3,467,296)    (2,771,825)
                                                 --------------   --------------   ------------
Net increase (decrease) in net assets from
 contractowners transactions ..................       5,558,629       23,355,937     11,978,500
                                                 --------------   --------------   ------------
Net increase (decrease) in amount retained
 by Equitable Life in Separate Account FP .....          21,603           (2,662)        (9,698)
                                                 --------------   --------------   ------------
Increase (Decrease) in Net Assets .............      (9,508,807)      18,473,216     20,615,372
Net Assets - Beginning of Period ..............      67,110,568       48,637,352     28,021,980
                                                 --------------   --------------   ------------
Net Assets - End of Period ....................  $   57,601,761   $   67,110,568   $ 48,637,352
                                                 ==============   ==============   ============



                                                        EQ/Putnam Growth & Income Value
                                                -----------------------------------------------
                                                      2001            2000            1999
                                                --------------- --------------- ---------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) .................  $    138,028    $    126,120    $    168,536
 Net realized gain (loss) on investments ......      (289,234)       (439,753)      1,775,493
 Change in unrealized appreciation
  (depreciation) on investments ...............    (1,766,064)      1,779,700      (2,633,398)
                                                 ------------    ------------    ------------
 Net increase (decrease) in net assets from
  operations ..................................    (1,917,270)      1,466,067        (689,369)
                                                 ------------    ------------    ------------

Contractowners Transactions:
 Contributions and Transfers:
  Payments received from
   contractowners .............................     5,774,568       6,483,419       7,146,178
  Transfers between funds and
   guaranteed interest account, net ...........     3,224,087      (2,317,055)      1,334,522
  Transfers for contract benefits and
   terminations ...............................      (883,203)     (1,310,344)     (1,065,152)
  Contract maintenance charges ................    (1,704,681)     (1,561,710)     (1,608,392)
                                                 ------------    ------------    ------------
Net increase (decrease) in net assets from
 contractowners transactions ..................     6,410,771       1,294,310       5,807,156
                                                 ------------    ------------    ------------
Net increase (decrease) in amount retained
 by Equitable Life in Separate Account FP .....        16,347          (2,863)        (67,263)
                                                 ------------    ------------    ------------
Increase (Decrease) in Net Assets .............     4,509,848       2,757,514       5,050,524
Net Assets - Beginning of Period ..............    24,551,293      21,793,779      16,743,255
                                                 ------------    ------------    ------------
Net Assets - End of Period ....................  $ 29,061,141    $ 24,551,293    $ 21,793,779
                                                 ============    ============    ============


                                                    EQ/Putnam International Equity
                                                ------------------------------------
                                                     2001          2000        1999
                                                ------------- -------------  -------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) .................  $    6,539    $    62,003    $ 12
 Net realized gain (loss) on investments ......    (213,305)        70,005      37
 Change in unrealized appreciation
  (depreciation) on investments ...............    (127,410)      (158,452)      1
                                                 ----------    -----------    ----
 Net increase (decrease) in net assets from
  operations ..................................    (334,176)       (26,444)     50
                                                 ----------    -----------    ----

Contractowners Transactions:
 Contributions and Transfers:
  Payments received from
   contractowners .............................     525,435        177,172     666
  Transfers between funds and
   guaranteed interest account, net ...........   1,289,973        857,709      --
  Transfers for contract benefits and
   terminations ...............................     (21,852)          (173)     --
  Contract maintenance charges ................    (117,395)       (24,910)     --
                                                 ----------    -----------    ----
Net increase (decrease) in net assets from
 contractowners transactions ..................   1,676,161      1,009,798     666
                                                 ----------    -----------    ----
Net increase (decrease) in amount retained
 by Equitable Life in Separate Account FP .....       2,400             25      --
                                                 ----------    -----------    ----
Increase (Decrease) in Net Assets .............   1,344,385        983,379     716
Net Assets - Beginning of Period ..............     984,095            716      --
                                                 ----------    -----------    ----
Net Assets - End of Period ....................  $2,328,480    $   984,095    $716
                                                 ==========    ===========    ====


-------
(a) Commenced operations on June 4, 1999.
(b) Commenced operations on August 30, 1999.
(c) Commenced operations on May 2, 2000.
(d) Commenced operations on September 5, 2000.
(e) Commenced operations on October 22, 2001.
The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Concluded)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                   EQ/Putnam Investors Growth
                                                                             ---------------------------------------
                                                                                  2001           2000        1999
                                                                             -------------- ------------- ----------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ..............................................   $   (6,498)   $     1,432   $    (5)
 Net realized gain (loss) on investments ...................................      (90,894)        (9,744)      224
 Change in unrealized appreciation (depreciation) on investments ...........     (153,864)      (115,853)      736
                                                                               ----------    -----------   -------
 Net increase (decrease) in net assets from operations .....................     (251,256)      (124,165)      955
                                                                               ----------    -----------   -------

Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners ....................................      665,693        280,877    10,348
  Transfers between funds and guaranteed interest account, net .............      461,861        598,298       199
  Transfers for contract benefits and terminations .........................      (30,677)            --        --
  Contract maintenance charges .............................................      (91,205)       (23,958)      (96)
                                                                               ----------    -----------   -------
Net increase (decrease) in net assets from contractowners transactions .....    1,005,672        855,217    10,451
                                                                               ----------    -----------   -------
Net increase (decrease) in amount retained by Equitable Life in Separate
 Account FP ................................................................        1,590             19         5
                                                                               ----------    -----------   -------
Increase (Decrease) in Net Assets ..........................................      756,006        731,071    11,411
Net Assets - Beginning of Period ...........................................      742,482         11,411        --
                                                                               ----------    -----------   -------
Net Assets - End of Period .................................................   $1,498,488    $   742,482   $11,411
                                                                               ==========    ===========   =======


                                                                             EQ/Small Company Index
                                                                             -----------------------
                                                                                 2001        2000
                                                                             ----------- -----------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ..............................................  $   1,623   $  3,112
 Net realized gain (loss) on investments ...................................     (5,635)     2,773
 Change in unrealized appreciation (depreciation) on investments ...........     38,966     (7,854)
                                                                              ---------   --------
 Net increase (decrease) in net assets from operations .....................     34,954     (1,969)
                                                                              ---------   --------

Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners ....................................     96,565     15,197
  Transfers between funds and guaranteed interest account, net .............    393,493     42,754
  Transfers for contract benefits and terminations .........................     (1,623)       (36)
  Contract maintenance charges .............................................    (12,197)    (3,051)
                                                                              ---------   --------
Net increase (decrease) in net assets from contractowners transactions .....    476,238     54,864
                                                                              ---------   --------
Net increase (decrease) in amount retained by Equitable Life in Separate
 Account FP ................................................................        820     20,007
                                                                              ---------   --------
Increase (Decrease) in Net Assets ..........................................    512,012     72,902
Net Assets - Beginning of Period ...........................................     72,902         --
                                                                              ---------   --------
Net Assets - End of Period .................................................  $ 584,914   $ 72,902
                                                                              =========   ========

-------
(a) Commenced operations on June 4, 1999.
(b) Commenced operations on August 30, 1999.
(c) Commenced operations on May 2, 2000.
(d) Commenced operations on September 5, 2000.
(e) Commenced operations on October 22, 2001.
The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

Notes to Financial Statements

December 31, 2001


1. Organization

The Equitable Life Assurance Society of the United States ("Equitable Life") Separate Account FP (the "Account") is organized as a unit investment trust, a type of investment company, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (the "1940 Act"). EQ Advisors Trust ("EQAT" or "Trust") commenced operations on May 1, 1997 and is an open-ended diversified management investment company that sells shares of a Portfolio ("Portfolio") of a mutual fund to separate accounts of insurance companies. Each Portfolio has separate investment objectives. These financial statements and notes are those of the Account.

The Account consists of 39 variable investment options of which 30 are reported herein(1):

o EQ/Aggressive Stock(2)
o EQ/Alliance Common Stock
o EQ/Alliance High Yield
o EQ/Alliance Money Market
o EQ/Alliance Premier Growth
o EQ/Alliance Small Cap Growth
o EQ/Alliance Technology
o EQ/Balanced
o EQ/Bernstein Diversified Value(12)
o EQ/Capital Guardian International
o EQ/Capital Guardian Research
o EQ/Capital Guardian U.S. Equity
o EQ/Emerging Markets Equity(3)
o EQ/Equity 500 Index(4)
o EQ/Evergreen Omega(5)
o EQ/FI Mid Cap o EQ/FI Small/Mid Cap Value(6)
o EQ/International Equity Index(7)
o EQ/J.P. Morgan Core Bond(8)
o EQ/Janus Large Cap Growth
o EQ/Lazard Small Cap Value
o EQ/Marsico Focus
o EQ/Mercury Basic Value Equity(9)
o EQ/MFS Emerging Growth Companies
o EQ/MFS Investors Trust(10)
o EQ/MFS Research
o EQ/Putnam Growth & Income Value
o EQ/Putnam International Equity
o EQ/Putnam Investors Growth
o EQ/Small Company Index(11)

----------

  1)  Effective May 18, 2001 the names of the investment options include EQ/.
  2)  Formerly known as Alliance Aggressive.
  3)  Formerly known as Morgan Stanley Emerging Markets Equity.
  4)  Formerly known as Alliance Equity Index.
  5)  Formerly known as EQ/Evergreen.
  6)  Formerly known as Warburg Pincus Small Company Value.
  7)  Formerly known as BT International Equity Index.
  8)  Formerly known as JPM Core Bond Portfolio.
  9)  Formerly known as Merrill Lynch Basic Value Equity.
  10) Formerly known as MFS Growth with Income.
  11) Formerly known as BT Small Company Index.
  12) Formerly known as Lazard Large Cap Value.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from Equitable Life's other assets and liabilities. All Contracts are issued by Equitable Life. The assets of the Account are the property of Equitable Life. However, the portion of the Account's assets attributable to the Contracts will not be chargeable with liabilities arising out of any other business Equitable Life may conduct.

The Account is used to fund benefits for Variable Life products issued by Equitable Life including Incentive Life, Incentive Life 2000, Incentive Life 2000 Sales 1999 and after, Incentive Life Plus(SM), IL Protector(SM), IL COLI, and Incentive Life COLI, flexible premium variable life insurance policies; Champion 2000, modified premium variable whole life insurance policies; Survivorship 2000, Survivorship Incentive Life, modified single premium variable life insurance policies; Accumulator Life, flexible premium joint survivorship variable life insurance policies; and SP-Flex, variable life insurance policies with additional premium option (collectively, the "Contracts"). The Incentive Life 2000, Champion 2000 and Survivorship 2000 policies are herein referred to as the "Series 2000 Policies." Incentive Life Plus(SM) policies offered with a prospectus dated on or after September 15, 1995, are referred to as "Incentive Life Plus(SM)." Incentive Life Plus policies issued with a prior prospectus are referred to as "Incentive Life Plus Original Series." Incentive Life policies sold during 1999 and thereafter are referred to as "Incentive Life 2000 Sales 1999 and after," reflect an investment in Class IB shares and are different from Incentive Life products.

The Account supports the operations of various Equitable Life insurance products. These products are sold through both Equitable's Agent Distribution channel and Equitable's Independent Broker Dealer Distribution channel. These financial statement footnotes discuss the products, charges and investment returns applicable to those life insurance products (Incentive Life COLI, Incentive Life, Incentive Life Plus, Survivorship Incentive Life, Survivorship 2000, and Accumulator Life) which are sold through Equitable's Independent Broker Dealer Distribution channel.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2001


1. Organization (Concluded)

   The amount retained by Equitable Life in the Account arises principally from
   (1) contributions from Equitable Life, (2) mortality and expense charges and administrative charges accumulated in the Account, and (3) that portion, determined ratably, of the Account's investment results applicable to those assets in the Account in excess of the net assets for the Contracts. Amounts retained by Equitable Life are not subject to charges for mortality and expense risk charges and administrative charges. Amounts retained by Equitable Life in the Account may be transferred at any time by Equitable Life to its General Account.


2. Significant Accounting Policies

   The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America
   (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Certain reclassifications have been made in the amounts presented for prior periods to conform these periods with the 2001 presentation.

   On November 21, 2000, the American Institute of Certified Public Accountants issued a revised Audit and Accounting Guide "Audits of Investment Companies" which was effective for the December 31, 2001 financial statements. Adoption of the new requirements did not have a significant impact on the Account's financial position or results of operations.

   Investments are made in shares of EQAT and are valued at the net asset values per share of the respective Portfolios. The net asset value is determined by EQAT using the market or fair value of the underlying assets of the Portfolio less liabilities.

   Investment transactions are recorded by the Account on the trade date. Dividend and capital gains are automatically reinvested on the ex-dividend date. Realized gains and losses include (1) gains and losses on redemptions of EQAT shares (determined on the identified cost basis) and (2) Trust distributions representing the net realized gains on Trust investment transactions.

   Receivable/payable for policy-related transactions represent amounts due to/from Equitable Life's General Account predominately related to premiums, surrenders and death benefits.

   Payments received from contractowners represent participant contributions under the Contracts (excluding amounts allocated to the guaranteed interest account, reflected in the General Account) reduced by applicable deductions, charges and state premium taxes. Contractowners may allocate amounts in their individual accounts to variable investment options, and (except for SP-Flex policies), to the guaranteed interest account of Equitable Life's General Account. Transfers between funds and guaranteed interest account, net are amounts that participants have directed to be moved among funds, including permitted transfers to and from the Guaranteed Interest Account. The net assets of any variable investment option may not be less that the aggregate of the Contractowners account allocated to that variable investment option. Additional assets are set aside in Equitable Life's General Account to provide for the unearned portion of monthly charges for mortality costs and other policy benefits, as required by state insurance law. Equitable Life's General Account is subject to creditor rights.

   Transfers for contract benefits and terminations are payments to participants and beneficiaries made under the terms of the Contracts and amounts that participants have requested to be withdrawn and paid to them. Withdrawal charges, if applicable, are included in Transfers for contract benefits and terminations and represent deferred contingent withdrawal charges that apply to certain withdrawals under the Contracts. Included in Contract maintenance charges are administrative and cost of insurance charges deducted monthly under the Contracts.

   The operations of the Account are included in the federal income tax return of Equitable Life which is taxed as a life insurance company under the provisions of the Internal Revenue Code. No federal income tax based on net income or realized and unrealized capital gains is currently applicable to Contracts participating in the Account by reason of applicable provisions of the Internal Revenue Code and no federal income tax payable by Equitable Life is expected to affect the unit value of Contracts participating in the Account. Accordingly, no provision for income taxes is required. However, Equitable Life retains the right to charge for any federal income tax which is attributable to the Account if the law is changed.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2001


3. Purchases and Sales of Investments

   The cost of purchases and proceeds from sales of investments for the year ended December 31, 2001 were as follows:


                                            Purchases             Sales
                                      ---------------    --------------
EQ/Aggressive Stock                    $  998,986,082    $1,031,136,312
EQ/Alliance Common Stock                  350,510,973       342,795,239
EQ/Alliance High Yield                    110,624,817       100,490,370
EQ/Alliance Money Market                3,432,776,344     3,349,511,382
EQ/Alliance Premier Growth                304,222,924       541,480,665
EQ/Alliance Small Cap Growth              467,407,606       452,205,128
EQ/Alliance Technology                     65,691,445        45,930,009
EQ/Balanced                               514,385,735       291,660,749
EQ/Bernstein Diversified Value            100,455,797        15,718,964
EQ/Capital Guardian International             498,198            34,912
EQ/Capital Guardian Research               17,868,684        12,772,270
EQ/Capital Guardian U.S. Equity             8,379,879         1,300,628
EQ/Emerging Markets Equity                 51,470,141        52,336,064
EQ/Equity 500 Index                       794,197,449       752,954,143
EQ/Evergreen Omega                          1,189,561           370,166
EQ/FI Mid Cap                              31,482,577        18,016,739
EQ/FI Small/Mid Cap Value                  54,928,300        14,693,502
EQ/International Equity Index                 285,690           101,440
EQ/J.P. Morgan Core Bond                    4,113,456           428,349
EQ/Janus Large Cap Growth                  18,297,647         6,459,798
EQ/Lazard Small Cap Value                   2,490,266           369,053
EQ/Marsico Focus                              702,193            11,402
EQ/Mercury Basic Value Equity              54,083,284         9,826,225
EQ MFS Emerging Growth Companies          232,576,268       219,619,347
EQ/MFS Investors Trust                      3,046,471           723,052
EQ/MFS Research                           150,865,834       144,080,781
EQ/Putnam Growth & Income Value            10,740,665         4,173,642
EQ/Putnam International Equity              2,155,048           469,796
EQ/Putnam Investors Growth                  1,182,526           181,762
EQ/Small Company Index                        517,395            38,496
                                       --------------    --------------
                                       $7,786,133,255    $7,409,890,385
                                       ==============    ==============

4. Expenses and Related Party Transactions

   The assets in each variable investment option are invested in Class IA shares or Class IB shares of a corresponding mutual fund portfolio of EQAT. Class IA and IB shares are offered by EQAT at net asset value. Both classes of shares are subject to fees for investment management and advisory services and other Trust expenses. Class IA shares are not subject to distribution fees imposed pursuant to a distribution plan. Class IB shares are subject to distribution fees imposed under a distribution plan (herein the "Rule 12b-1 Plans") adopted pursuant to Rule 12b-1 under the 1940 Act, as amended. The Rule 12b-1 Plans provide that EQAT, on behalf of each variable investment option, may charge annually up to 0.25% of the average daily net assets of an investment option attributable to its Class IB shares in respect to activities primarily intended to result in the sale of the Class IB shares. These fees are reflected in the net asset value of the shares.

   Equitable Life serves as investment manager of EQAT and as such receives management fees for services performed in its capacity as investment manager of EQAT. Equitable Life oversees the activities of the investment advisors with respect to EQAT and is responsible for retaining or discontinuing the services of those advisors. Fees will vary depending on net asset levels of individual portfolios and range from a low of 0.25% to a high of 1.15% of average daily net assets. Equitable Life as investment manager pays expenses for providing investment advisory services to the Portfolios, including the fees of the Advisors of each Portfolio. In addition, AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC, affiliates of Equitable Life, may also receive distribution fees under Rule 12b-1 Plans as described above.

   Alliance Capital Management L.P. ("Alliance") serves as an investment advisor for the EQ/Alliance Portfolios (including EQ/Aggressive Stock, EQ/Balanced, EQ/Bernstein Diversified Value, and EQ/Equity 500 Index). Alliance is a limited partnership which is indirectly majority-

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2001


4. Expenses and Related Party Transactions (Concluded)

   owned by Equitable Life and AXA Financial, Inc. (parent to Equitable Life).

   AXA Advisors and Equitable Distributors, Inc. ("EDI") are distributors and principal underwriters of the Contracts and the Account. Both are affiliates of Equitable Life. They are both registered with the SEC as broker-dealers and are members of the National Association of Securities Dealers, Inc.

   The Contracts are sold by financial professionals who are registered representatives of AXA Advisors and licensed insurance agents of AXA Network, LLC, its subsidiaries or AXA Network Insurance Agency of Texas, Inc. The Contracts are also sold through licensed insurance agencies (both affiliated and unaffiliated with Equitable Life) and their affiliated broker-dealers (who are registered with the SEC and members of the NASD) that have entered into selling agreements with EDI. The licensed insurance agents who sell the policies for these companies are appointed as agents of Equitable Life and are registered representatives of the agencies and affiliated broker-dealer. The registered representatives are compensated on a commission basis by Equitable Life. AXA Advisors receives commissions and other service-related payments under its Distribution Agreement with Equitable Life and its Networking Agreement with AXA Network. EDI receives commissions and other service-related payments under a Distribution Agreement with Equitable Life.


5. Substitutions

   On May 18, 2001 the EQ/Balanced Portfolio acquired all the net assets of the Alliance Conservative Investors Portfolio, EQ/Evergreen Foundation Portfolio, EQ/Putnam Balanced Portfolio, and Mercury World Strategy Portfolio pursuant to a substitution transaction. For accounting purposes this transaction was treated as a merger. The EQ/Balanced Portfolio as well as the Alliance Conservative Investors and EQ/Putnam Balanced Portfolios were not investment options of Equitable's Independent Broker Dealer Distribution Channel products before the merger. The substitution was accomplished by a tax free exchange of:


o 17,996,107 Class IA shares of Alliance Conservative Investors (valued at $213,613,796), 369,654 Class IB shares of Alliance Conservative Investors (valued at $4,369,307),

o 29,561 Class IA shares of EQ/Evergreen Foundation (valued at $279,939), 22,643 Class IB shares of EQ/Evergreen Foundation (valued at $214,429),

o 910,237 Class IA shares of EQ/Putnam Balanced (valued at $11,241,432), 107,226 Class IB shares of EQ/Putnam Balanced (valued at $1,324,236),

o 475,863 Class IA shares of Mercury World Strategy (valued at $4,668,221), 59,561 Class IB shares of Mercury World Strategy (valued at $584,293)

   for 14,665,181 Class IA shares of the EQ/Balanced Portfolio and 416,171 Class IB shares of the EQ/Balanced Portfolio outstanding (valued at $236,295,653). On May 18, 2001 the assets of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy at that date were combined with those of EQ/Balanced. The aggregate net assets of the Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced, Mercury World Strategy and EQ/Balanced immediately before the substitution were $217,983,103, $494,368, $12,565,668, $5,252,514 and $515,130,871,
   respectively, resulting in combined assets after substitution of $751,426,524 in EQ/Balanced Portfolio.

   On May 18, 2001 the EQ/Bernstein Diversified Value Portfolio (Bernstein), formerly the Lazard Large Cap Portfolio, acquired all the net assets of the
   T. Rowe Price Equity Income Portfolio pursuant to a substitution transaction. For accounting purposes this transaction was treated as a merger, with the Bernstein Portfolio as the surviving Portfolio. The substitution was accomplished by a tax free exchange of 5,374,332 Class IB shares of T. Rowe Price Equity Income (valued at $71,048,669) for 5,785,722 of Class IB shares of Bernstein outstanding (valued at $71,048,669). On May 18, 2001 the T. Rowe Price Equity Income Portfolio assets at that date were combined with those of the Bernstein Portfolio. The aggregate net assets of the Bernstein Portfolio and the T. Rowe Price Equity Income Portfolio immediately before the substitution were $648,683 and $71,048,669, respectively, resulting in combined assets after the substitution of $71,697,352 in EQ/Bernstein Portfolio.

   On October 6, 2000 EQ/Equity 500 Index Portfolio, formerly the Alliance Equity Index Portfolio, acquired all the net assets of the BT Equity 500 Index Portfolio pursuant to a substitution transaction. For accounting purposes, this transaction was treated as a merger. The substitution was accomplished by a tax free exchange of 35,800 Class IB shares of EQ/Equity 500 Index Portfolio (valued at $1,013,069) for the 71,158 Class IB shares of BT Equity 500 Index Portfolio outstanding (valued at $1,013,069). BT Equity 500 Index Portfolio's assets at that date were combined with those of EQ/Equity 500 Index Portfolio. The aggregate net assets of EQ/Equity 500 Index Portfolio and BT

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2001


5. Substitutions (Concluded)

   Equity 500 Index Portfolio immediately before the substitution were $713,508,296 and $1,013,069, respectively, resulting in combined assets after the substitution of $714,521,365 in EQ/Equity 500 Index Portfolio.


6. Asset Charges

   Under the Contracts, Equitable Life assumes mortality and expense risks and, to cover these risks, charges the daily net assets of the Account. These charges apply to all products supported by the Account. The products sold through Equitable's Independent Broker Dealer Distribution channel have charges currently for Incentive Life, Incentive Life Plus, and Survivorship Incentive Life of 60%, for Survivorship 2000 of 0.90%, and Accumulator Life of 1.35%. The products sold through Equitable Life's Agent Distribution channel have charges ranging from 0.60% to 1.80% depending on the features of those products.



                                                                   Mortality and
                                                                      Expense     Mortality   Administrative   Total
                                                                  -------------- ----------- ---------------- ------
   Incentive Life, Incentive Life 2000, Incentive Life 2000
   Sales 1999 and after, Incentive Life Plus,
   Champion 2000 (a) ..........................................    .60%          --          --                .60%
   Incentive Life Plus Original Series (b) ....................    .85%          --          --                .85%
   IL COLI (b) ................................................    .20%          --          --                .20%
   Incentive Life COLI (b) ....................................    .60%          --          --                .60%
   Survivorship Incentive Life (a) ............................    .60%          --          --                .60%
   Survivorship 2000 (a) ......................................    .90%          --          --                .90%
   IL Protector (a) ...........................................    .80%          --          --                .80%
   Accumulator Life (a) .......................................   1.35%          --          --               1.35%
   SP-Flex (a) ................................................    .85%         .60%        .35%              1.80%

   ----------
   (a) Charged to daily net assets of the Account.
   (b) Charged to Contractowners Account and is included in Transfer for contract benefits and terminations in the Statements of Changes in Net Assets.


   Before amounts are remitted to the Account for Incentive Life, IL Plus Original Series, IL Protector, Incentive Life Plus , IL COLI, Incentive Life COLI, Survivorship Incentive Life, Incentive Life 2000 Sales 1999 and after, Accumulator Life and the Series 2000 Policies, Equitable Life deducts a charge for taxes and either an initial policy fee (Incentive Life) or a premium sales charge (Incentive Life Plus, Survivorship Incentive Life, Incentive Life 2000 Sales 1999 and after, Accumulator Life and Series 2000 Policies) from premiums. Under SP-Flex, the entire initial premium is allocated to the Account. Before any additional premiums under SP-Flex are allocated to the Account, however, an administrative charge is deducted.

   All contractowners accounts are assessed monthly by Equitable Life for mortality (cost of insurance and optional rider benefit charges) and administrative charges. These charges are withdrawn from the Accounts along with amounts for additional benefits and are included in Transfers for contract benefits and terminations and Contract maintenance charges. Policy loans are reported in the Statements of Changes in Net Assets, in Transfers between funds and guaranteed interest account, net. Surrenders are included in the Transfers for contract benefits and terminations.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2001


7. Changes in Units Outstanding

   Accumulation Units issued and redeemed during the periods indicated were (in thousands):


                                                               EQ/Aggressive Stock         EQ/Alliance Common Stock
                                                          ----------------------------- -------------------------------
                                                             2001      2000      1999       2001       2000      1999
                                                          --------- --------- --------- ----------- --------- ---------
IL Plus Original Series, IL COLI, Incentive Life COLI - Class A and B 0.00%
Units Issued ............................................     208       170       185       248         226       279
Units Redeemed ..........................................    (222)     (154)     (158)     (217)       (186)     (181)
                                                             ----      ----      ----      ----        ----      ----
Net Increase (Decrease) .................................     (14)       16        27        31          40        98
                                                             ----      ----      ----      ----        ----      ----

Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life 2000 Sales 1999 and after, Survivorship
  Incentive Life - Class B 0.60%
Units Issued ............................................      --        --        --        --          --        --
Units Redeemed ..........................................      --        --        --        --          --        --
                                                             ----      ----      ----      ----        ----      ----
Net Increase (Decrease) .................................      --        --        --        --          --        --
                                                             ----      ----      ----      ----        ----      ----

Incentive Life 2000 Sales 1999 and after, Incentive Life Plus - Class B 0.60%
Units Issued ............................................      --        --        --        --          --        --
Units Redeemed ..........................................      --        --        --        --          --        --
                                                             ----      ----      ----      ----        ----      ----
Net Increase (Decrease) .................................      --        --        --        --          --        --
                                                             ----      ----      ----      ----        ----      ----

Incentive Life 2000 Sales 1999 and after, Survivorship Incentive Life, Incentive Life Plus - Class B 0.60%
Units Issued ............................................     327       175        40       811         691       150
Units Redeemed ..........................................    (274)     (138)      (26)     (321)       (222)      (53)
                                                             ----      ----      ----      ----        ----      ----
Net Increase (Decrease) .................................      53        37        14       490         469        97
                                                             ----      ----      ----      ----        ----      ----

Survivorship Incentive Life - Class B 0.60%
Units Issued ............................................      --        --        --        --          --        --
Units Redeemed ..........................................      --        --        --        --          --        --
                                                             ----      ----      ----      ----        ----      ----
Net Increase (Decrease) .................................      --        --        --        --          --        --
                                                             ----      ----      ----      ----        ----      ----

Survivorship 2000 - Class B 0.90%
Units Issued ............................................      --        --        --        --           1        --
Units Redeemed ..........................................      --        --        --          (1)       --        --
                                                             ----      ----      ----      -------     ----      ----
Net Increase (Decrease) .................................      --        --        --          (1)        1        --
                                                             ----      ----      ----      -------     ----      ----

Accumulator Life - Class B 1.35% (d)
Units Issued ............................................      --        --        --        --          --        --
Units Redeemed ..........................................      --        --        --        --          --        --
                                                             ----      ----      ----      ------      ----      ----
Net Increase (Decrease) .................................      --        --        --        --          --        --
                                                             ----      ----      ----      ------      ----      ----


                                                              EQ/Alliance High Yield          EQ/Alliance Money Market
                                                          ------------------------------ -----------------------------------
                                                             2001       2000      1999        2001         2000       1999
                                                          ---------- ---------- -------- ------------- ----------- ---------
IL Plus Original Series, IL COLI, Incentive Life COLI - Class A and B 0.00%
Units Issued ............................................     63         65        115       2,600           980     1,153
Units Redeemed ..........................................    (68)       (72)       (93)     (2,494)         (910)     (983)
                                                             ---        ---        ---      ------          ----     -----
Net Increase (Decrease) .................................     (5)        (7)        22         106            70       170
                                                             ----       ----       ---      ------          ----     -----

Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life 2000 Sales 1999 and after, Survivorship
   Incentive Life - Class B 0.60%
Units Issued ............................................     --         --         --          --            --        --
Units Redeemed ..........................................     --         --         --          --            --        --
                                                             -----      -----      ---      ------          ----     -----
Net Increase (Decrease) .................................     --         --         --          --            --        --
                                                             -----      -----      ---      ------          ----     -----

Incentive Life 2000 Sales 1999 and after, Incentive Life Plus - Class B 0.60%
Units Issued ............................................     --         --         --          --            --        --
Units Redeemed ..........................................     --         --         --          --            --        --
                                                             -----      -----      ---      ------          ----     -----
Net Increase (Decrease) .................................     --         --         --          --            --        --
                                                             -----      -----      ---      ------          ----     -----

Incentive Life 2000 Sales 1999 and after, Survivorship Incentive Life, Incentive Life Plus - Class B 0.60%
Units Issued ............................................     54         27          3       3,175         2,537       706
Units Redeemed ..........................................    (17)        (6)        --      (2,738)       (2,356)     (546)
                                                             -----      ------     ---      ------        ------     -----
Net Increase (Decrease) .................................     37         21          3         437           181       160
                                                             -----      -----      ---      ------        ------     -----

Survivorship Incentive Life - Class B 0.60%
Units Issued ............................................     --         --         --          --            --        --
Units Redeemed ..........................................     --         --         --          --            --        --
                                                             -----      -----      ---      ------        ------     -----
Net Increase (Decrease) .................................     --         --         --          --            --        --
                                                             -----      -----      ---      ------        ------     -----

Survivorship 2000 - Class B 0.90%
Units Issued ............................................     --         --         --          --            --        --
Units Redeemed ..........................................     --         --         --          --            --        --
                                                             -----      -----      ---      ------        ------     -----
Net Increase (Decrease) .................................     --         --         --          --            --        --
                                                             -----      -----      ---      ------        ------     -----

Accumulator Life - Class B 1.35% (d)
Units Issued ............................................     --         --         --          --             1        --
Units Redeemed ..........................................     --         --         --            (1)         --        --
                                                             -----      -----      ---      ---------     ------     -----
Net Increase (Decrease) .................................     --         --         --            (1)          1        --
                                                             -----      -----      ---      ---------     ------     -----

----------
(a) Units were made available for sale on June 4, 1999.
(b) Units were made available for sale on August 30, 1999.
(c) Units were made available for sale on May 22, 2000.
(d) Units were made available for sale on June 22, 2000.
(e) Units were made available for sale on October 22, 2000.
(f) Units were made available for sale on October 22, 2001.
(g) A substitution of T. Rowe Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See Note 5).
(h) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced, and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(i) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2001


7. Changes in Units Outstanding (Continued)

Accumulation Units issued and redeemed during the periods indicated were (in thousands):


                                                            EQ/Alliance Premier Growth      EQ/Alliance Small Cap
                                                                        (a)                         Growth
                                                          ------------------------------- --------------------------
                                                              2001       2000      1999     2001     2000     1999
                                                          ----------- --------- --------- -------- -------- --------
IL Plus Original Series, IL COLI, Incentive Life COLI - Class A and B 0.00%
Units Issued ............................................       124       111      34         92       87       53
Units Redeemed ..........................................      (112)      (48)       (4)     (83)     (40)     (25)
                                                               ----       ---      -----     ---      ---      ---
Net Increase (Decrease) .................................        12        63      30          9       47       28
                                                               ----       ---      ----      ---      ---      ---

Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life 2000 Sales 1999 and after,
Survivorship Incentive Life - Class B
 0.60%
Units Issued ............................................     4,232     4,464     407         --       --       --
Units Redeemed ..........................................    (6,953)     (752)    (46)        --       --       --
                                                             ------     -----     -----      ---      ---      ---
Net Increase (Decrease) .................................    (2,721)    3,712     361         --       --       --
                                                             ------     -----     -----      ---      ---      ---

Incentive Life 2000 Sales 1999 and after, Incentive Life Plus - Class B 0.60%
Units Issued ............................................        --        --      --         --       --       --
Units Redeemed ..........................................        --        --      --         --       --       --
                                                             ------     -----     -----      ---      ---      ---
Net Increase (Decrease) .................................        --        --      --         --       --       --
                                                             ------     -----     -----      ---      ---      ---

Incentive Life 2000 Sales 1999 and after, Survivorship Incentive Life, Incentive Life Plus - Class B 0.60%
Units Issued ............................................        --        --      --        162       83        3
Units Redeemed ..........................................        --        --      --        (48)     (15)      --
                                                             ------     -----     -----      ---      ---      ---
Net Increase (Decrease) .................................        --        --      --        114       68        3
                                                             ------     -----     -----      ---      ---      ---

Survivorship Incentive Life - Class B 0.60%
Units Issued ............................................        --        --      --         --       --       --
Units Redeemed ..........................................        --        --      --         --       --       --
                                                             ------     -----     -----      ---      ---      ---
Net Increase (Decrease) .................................        --        --      --         --       --       --
                                                             ------     -----     -----      ---      ---      ---

Survivorship 2000 - Class B 0.90%
Units Issued ............................................        --        --      --         --       --       --
Units Issued ............................................        --        --      --         --       --       --
                                                             ------     -----     -----      ---      ---      ---
Net Increase (Decrease) .................................        --        --      --         --       --       --
                                                             ------     -----     -----      ---      ---      ---

Accumulator Life - Class B 1.35% (d)
Units Issued ............................................        --        --      --         --       --       --
Units Issued ............................................        --        --      --         --       --       --
                                                             ------     -----     -----      ---      ---      ---
Net Increase (Decrease) .................................        --        --      --         --       --       --
                                                             ------     -----     -----      ---      ---      ---


                                                          EQ/Alliance Technology (c)        EQ/Balanced (h)
                                                          --------------------------- ----------------------------
                                                              2001      2000    1999    2001     2000      1999
                                                          ----------- -------- ------ -------- -------- ----------
IL Plus Original Series, IL COLI, Incentive Life COLI - Class A and B 0.00%
Units Issued ............................................       118      100   --        133       41       47
Units Redeemed ..........................................       (94)     (44)  --        (64)     (32)     (20)
                                                                ---      ---   --        ---      ---      ---
Net Increase (Decrease) .................................        24       56   --         69        9       27
                                                                ---      ---   --        ---      ---      ---

Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life 2000 Sales 1999 and after,
  Survivorship Incentive Life - Class B 0.60%
Units Issued ............................................     1,342      698   --         --       --       --
Units Redeemed ..........................................    (1,018)    (254)  --         --       --       --
                                                             ------     ----   --        ---      ---      ---
Net Increase (Decrease) .................................       324      444   --         --       --       --
                                                             ------     ----   --        ---      ---      ---

Incentive Life 2000 Sales 1999 and after, Incentive Life Plus - Class B 0.60%
Units Issued ............................................        --       --   --         --       --       --
Units Redeemed ..........................................        --       --   --         --       --       --
                                                             ------     ----   --        ---      ---      ---
Net Increase (Decrease) .................................        --       --   --         --       --       --
                                                             ------     ----   --        ---      ---      ---

Incentive Life 2000 Sales 1999 and after, Survivorship Incentive Life, Incentive Life Plus - Class B 0.60%
Units Issued ............................................        --       --   --        153       48       21
Units Redeemed ..........................................        --       --   --        (33)     (11)      (9)
                                                             ------     ----   --        ---      ---      -----
Net Increase (Decrease) .................................        --       --   --        120       37       12
                                                             ------     ----   --        ---      ---      -----

Survivorship Incentive Life - Class B 0.60%
Units Issued ............................................        --       --   --         --       --       --
Units Redeemed ..........................................        --       --   --         --       --       --
                                                             ------     ----   --        ---      ---      -----
Net Increase (Decrease) .................................        --       --   --         --       --       --
                                                             ------     ----   --        ---      ---      -----

Survivorship 2000 - Class B 0.90%
Units Issued ............................................        --       --   --         --       --       --
Units Issued ............................................        --       --   --         --       --       --
                                                             ------     ----   --        ---      ---      -----
Net Increase (Decrease) .................................        --       --   --         --       --       --
                                                             ------     ----   --        ---      ---      -----

Accumulator Life - Class B 1.35% (d)
Units Issued ............................................        --       --   --         --       --       --
Units Issued ............................................        --       --   --         --       --       --
                                                             ------     ----   --        ---      ---      -----
Net Increase (Decrease) .................................        --       --   --         --       --       --
                                                             ------     ----   --        ---      ---      -----

----------
(a) Units were made available for sale on June 4, 1999.
(b) Units were made available for sale on August 30, 1999.
(c) Units were made available for sale on May 22, 2000.
(d) Units were made available for sale on June 22, 2000.
(e) Units were made available for sale on October 22, 2000.
(f) Units were made available for sale on October 22, 2001.
(g) A substitution of T. Rowe Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See Note 5).
(h) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced, and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(i) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2001


7. Changes in Units Outstanding (Continued)

   Accumulation Units issued and redeemed during the periods indicated were (in thousands):


                                                            EQ/Bernstein Diversified     EQ/Capital Guardian
                                                                   Value (g)              International (b)
                                                          ---------------------------- -----------------------
                                                              2001       2000    1999     2001    2000   1999
                                                          ----------- --------- ------ --------- ------ ------
IL Plus Original Series, IL COLI, Incentive Life COLI - Class A and B 0.00%
Units Issued ............................................     188        --     --        --       --   --
Units Redeemed ..........................................     (18)       --     --        --       --   --
                                                              ---        --     --        --       --   --
Survivorship 2000 0.90% .................................     170        --     --        --       --   --
                                                              ---        --     --        --       --   --

Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life 2000 Sales 1999 and
after, Survivorship Incentive Life - Class B
 0.60%
Units Issued ............................................     692         6     --        --       --   --
Units Redeemed ..........................................    (175)       (3)    --        --       --   --
                                                             ----        -----  --        --       --   --
Net Increase (Decrease) .................................     517         3     --        --       --   --
                                                             ----        ----   --        --       --   --

Incentive Life 2000 Sales 1999 and after, Incentive Life Plus - Class B 0.60%
Units Issued ............................................      --        --     --        --       --   --
Units Redeemed ..........................................      --        --     --        --       --   --
                                                             ----        ----   --        --       --   --
Net Increase (Decrease) .................................      --        --     --        --       --   --
                                                             ----        ----   --        --       --   --

Incentive Life 2000 Sales 1999 and after, Survivorship Incentive Life, Incentive Life Plus - Class B 0.60%
Units Issued ............................................      --        --     --         6        4   --
Units Redeemed ..........................................      --        --     --        (1)      --   --
                                                             ----        ----   --        -----    --   --
Net Increase (Decrease) .................................      --        --     --         5        4   --
                                                             ----        ----   --        ----     --   --

Survivorship Incentive Life - Class B 0.60%
Units Issued ............................................       5         2     --        --       --   --
Units Redeemed ..........................................      (2)       --     --        --       --   --
                                                             -------     ----   --        ----     --   --
Net Increase (Decrease) .................................       3         2     --        --       --   --
                                                             ------      ----   --        ----     --   --

Survivorship 2000 - Class B 0.90%
Units Issued ............................................      --        --     --        --       --   --
Units Redeemed ..........................................      --        --     --        --       --   --
                                                             ------      ----   --        ----     --   --
Net Increase (Decrease) .................................      --        --     --        --       --   --
                                                             ------      ----   --        ----     --   --

Accumulator Life - Class B 1.35% (d)
Units Issued ............................................      --        --     --        --       --   --
Units Redeemed ..........................................      --        --     --        --       --   --
                                                             ------      ----   --        ----     --   --
Net Increase (Decrease) .................................      --        --     --        --       --   --
                                                             ------      ----   --        ----     --   --


                                                             EQ/Capital Guardian      EQ/Capital Guardian U.S.
                                                                 Research (b)                Equity (b)
                                                          -------------------------- ---------------------------
                                                            2001      2000     1999     2001       2000     1999
                                                          -------- ---------- ------ ---------- ---------- -----
IL Plus Original Series, IL COLI, Incentive Life COLI - Class A and B 0.00%
Units Issued ............................................     34      16        --       18         5        1
Units Redeemed ..........................................    (20)     (6)       --      (10)       (2)      --
                                                             ---      -----     --      ---         ----    --
Survivorship 2000 0.90% .................................     14      10        --        8         3        1
                                                             ---      ----      --      ---         ---     --

Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life 2000 Sales 1999 and
  after, Survivorship Incentive Life - Class B 0.60%
Units Issued ............................................    140      18         1       65        14        4
Units Redeemed ..........................................   (107)     (4)       --       (6)       (3)      --
                                                            ----      -----     --      ------     -----    --
Net Increase (Decrease) .................................     33      14         1       59        11        4
                                                            ----      ----      --      -----      ----     --

Incentive Life 2000 Sales 1999 and after, Incentive Life Plus - Class B 0.60%
Units Issued ............................................     --      --        --       --        --       --
Units Redeemed ..........................................     --      --        --       --        --       --
                                                            ----      ----      --      -----      ----     --
Net Increase (Decrease) .................................     --      --        --       --        --       --
                                                            ----      ----      --      -----      ----     --

Incentive Life 2000 Sales 1999 and after, Survivorship Incentive Life, Incentive Life Plus - Class B 0.60%
Units Issued ............................................     --      --        --       --        --       --
Units Redeemed ..........................................     --      --        --       --        --       --
                                                            ----      ----      --      -----      ----     --
Net Increase (Decrease) .................................     --      --        --       --        --       --
                                                            ----      ----      --      -----      ----     --

Survivorship Incentive Life - Class B 0.60%
Units Issued ............................................     --      --        --       --        --       --
Units Redeemed ..........................................     --      --        --       --        --       --
                                                            ----      ----      --      -----      ----     --
Net Increase (Decrease) .................................     --      --        --       --        --       --
                                                            ----      ----      --      -----      ----     --

Survivorship 2000 - Class B 0.90%
Units Issued ............................................     --      --        --       --        --       --
Units Redeemed ..........................................     --      --        --       --        --       --
                                                            ----      ----      --      -----      ----     --
Net Increase (Decrease) .................................     --      --        --       --        --       --
                                                            ----      ----      --      -----      ----     --

Accumulator Life - Class B 1.35% (d)
Units Issued ............................................     --      --        --       --        --       --
Units Redeemed ..........................................     --      --        --       --        --       --
                                                            ----      ----      --      -----      ----     --
Net Increase (Decrease) .................................     --      --        --       --        --       --
                                                            ----      ----      --      -----      ----     --

----------
(a) Units were made available for sale on June 4, 1999.
(b) Units were made available for sale on August 30, 1999.
(c) Units were made available for sale on May 22, 2000.
(d) Units were made available for sale on June 22, 2000.
(e) Units were made available for sale on October 22, 2000.
(f) Units were made available for sale on October 22, 2001.
(g) A substitution of T. Rowe Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See Note 5).
(h) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced, and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(i) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2001


7. Changes in Units Outstanding (Continued)

   Accumulation Units issued and redeemed during the periods indicated were (in thousands):



                                                            EQ/Emerging Markets Equity      EQ/Equity 500 Index (i)
                                                          ------------------------------- ----------------------------
                                                              2001      2000      1999       2001      2000     1999
                                                          ----------- -------- ---------- --------- --------- --------
IL Plus Original Series, IL COLI, Incentive Life COLI - Class A and B 0.00%
Units Issued ............................................     744        146      115         247       249      214
Units Redeemed ..........................................    (787)       (90)     (34)       (218)     (160)     (92)
                                                             ----        ---      ---        ----      ----      ---
Net Increase (Decrease) .................................     (43)        56       81          29        89      122
                                                             ----        ---      ---        ----      ----      ---

Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life 2000 Sales 1999 and after,
  Survivorship Incentive Life - Class B 0.60%
Units Issued ............................................      --         --       --          --        --       --
Units Redeemed ..........................................      --         --       --          --        --       --
                                                             ----        ---      ---        ----      ----      ---
Net Increase (Decrease) .................................      --         --       --          --        --       --
                                                             ----        ---      ---        ----      ----      ---

Incentive Life 2000 Sales 1999 and after, Incentive Life Plus - Class B 0.60%
Units Issued ............................................      --         --       --          --        --       --
Units Redeemed ..........................................      --         --       --          --        --       --
                                                             ----        ---      ---        ----      ----      ---
Net Increase (Decrease) .................................      --         --       --          --        --       --
                                                             ----        ---      ---        ----      ----      ---

Incentive Life 2000 Sales 1999 and after, Survivorship Incentive Life, Incentive Life Plus - Class B 0.60%
Units Issued ............................................      --         --       --         534       428       65
Units Redeemed ..........................................      --         --       --        (261)     (177)     (15)
                                                             ----        ---      ---        ----      ----      ---
Net Increase (Decrease) .................................      --         --       --         273       251       50
                                                             ----        ---      ---        ----      ----      ---

Survivorship Incentive Life - Class B 0.60%
Units Issued ............................................       5          7       --          --        --       --
Units Redeemed ..........................................      --         --       --          --        --       --
                                                             ----        ---      ---        ----      ----      ---
Net Increase (Decrease) .................................       5          7       --          --        --       --
                                                             ----        ---      ---        ----      ----      ---

Survivorship 2000 - Class B 0.90%
Units Issued ............................................       5         62       18          --        --       --
Units Redeemed ..........................................      (6)       (55)      (9)         --        --       --
                                                             ----        ---      ---        ----      ----      ---
Net Increase (Decrease) .................................      (1)         7        9          --        --       --
                                                             ----        ---      ---        ----      ----      ---

Accumulator Life - Class B 1.35% (d)
Units Issued ............................................      --         --       --          --        --       --
Units Redeemed ..........................................      --         --       --          --        --       --
                                                             ----        ---      ---        ----      ----      ---
Net Increase (Decrease) .................................      --         --       --          --        --       --
                                                             ----        ---      ---        ----      ----      ---


                                                             EQ/Evergreen Omega (a)       EQ/FI Mid Cap (d)
                                                          ---------------------------- ------------------------
                                                             2001       2000     1999    2001      2000    1999
                                                          ---------- ---------- ------ -------- --------- -----
IL Plus Original Series, IL COLI, Incentive Life COLI - Class A and B 0.00%
Units Issued ............................................     6          7      --         28       4      --
Units Redeemed ..........................................    (2)        (7)     --        (17)     (1)     --
                                                           ----       ----    ----       ----    ----    ----
Net Increase (Decrease) .................................     4         --      --         11       3      --
                                                           ----       ----    ----       ----    ----    ----

Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life 2000 Sales 1999 and
  after, Survivorship Incentive Life - Class B 0.60%
Units Issued ............................................    10          6      --        388      59      --
Units Redeemed ..........................................    (3)        (1)     --       (248)    (48)     --
                                                           ----       ----    ----       ----    ----    ----
Net Increase (Decrease) .................................     7          5      --        140      11      --
                                                           ----       ----    ----       ----    ----    ----

Incentive Life 2000 Sales 1999 and after, Incentive Life Plus - Class B 0.60%
Units Issued ............................................    --         --      --         --      --      --
Units Redeemed ..........................................    --         --      --         --      --      --
                                                           ----       ----    ----       ----    ----    ----
Net Increase (Decrease) .................................    --         --      --         --      --      --
                                                           ----       ----    ----       ----    ----    ----

Incentive Life 2000 Sales 1999 and after, Survivorship Incentive Life, Incentive Life Plus - Class B 0.60%
Units Issued ............................................    --         --      --         --      --      --
Units Redeemed ..........................................    --         --      --         --      --      --
                                                           ----       ----    ----       ----    ----    ----
Net Increase (Decrease) .................................    --         --      --         --      --      --
                                                           ----       ----    ----       ----    ----    ----

Survivorship Incentive Life - Class B 0.60%
Units Issued ............................................    --         --      --         --      --      --
Units Redeemed ..........................................    --         --      --         --      --      --
                                                           ----       ----    ----       ----    ----    ----
Net Increase (Decrease) .................................    --         --      --         --      --      --
                                                           ----       ----    ----       ----    ----    ----

Survivorship 2000 - Class B 0.90%
Units Issued ............................................    --         --      --         --      --      --
Units Redeemed ..........................................    --         --      --         --      --      --
                                                           ----       ----    ----       ----    ----    ----
Net Increase (Decrease) .................................    --         --      --         --      --      --
                                                           ----       ----    ----       ----    ----    ----

Accumulator Life - Class B 1.35% (d)
Units Issued ............................................    --         --      --         --      --      --
Units Redeemed ..........................................    --         --      --         --      --      --
                                                           ----       ----    ----       ----    ----    ----
Net Increase (Decrease) .................................    --         --      --         --      --      --
                                                           ----       ----    ----       ----    ----    ----

----------
(a) Units were made available for sale on June 4, 1999.
(b) Units were made available for sale on August 30, 1999.
(c) Units were made available for sale on May 22, 2000.
(d) Units were made available for sale on June 22, 2000.
(e) Units were made available for sale on October 22, 2000.
(f) Units were made available for sale on October 22, 2001.
(g) A substitution of T. Rowe Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See Note 5).
(h) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced, and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(i) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2001


7. Changes in Units Outstanding (Continued)

   Accumulation Units issued and redeemed during the periods indicated were (in thousands):


                                                                                           EQ/International
                                                            EQ/FI Small/Mid Cap Value        Equity Index
                                                          ----------------------------- -----------------------
                                                            2001       2000      1999    2001     2000    1999
                                                          -------- ----------- -------- ------ --------- ------
IL Plus Original Series, IL COLI, Incentive Life COLI - Class A and B 0.00%
Units Issued ............................................     74        35         38     --      --     --
Units Redeemed ..........................................    (42)      (28)       (34)    --      --     --
                                                             ---       ---        ---     --      --     --
Net Increase (Decrease) .................................     32         7          4     --      --     --
                                                             ---       ---        ---     --      --     --

Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life 2000 Sales 1999 and
  after, Survivorship Incentive Life - Class B 0.60%
Units Issued ............................................    149       100        129     --      --     --
Units Redeemed ..........................................   (387)     (109)      (141)    --      --     --
                                                            ----      ----       ----     --      --     --
Net Increase (Decrease) .................................   (238)       (9)       (12)    --      --     --
                                                            ----      ----       ----     --      --     --

Incentive Life 2000 Sales 1999 and after, Incentive Life Plus - Class B 0.60%
Units Issued ............................................     --        --         --      2       4     --
Units Redeemed ..........................................     --        --         --     --      (2)    --
                                                            ----      ------     ----     --      ----   --
Net Increase (Decrease) .................................     --        --         --      2       2     --
                                                            ----      ------     ----     --      ----   --

Incentive Life 2000 Sales 1999 and after, Survivorship Incentive Life, Incentive Life Plus - Class B 0.60%
Units Issued ............................................     --        --         --     --      --     --
Units Redeemed ..........................................     --        --         --     --      --     --
                                                            ----      ------     ----     --      ----   --
Net Increase (Decrease) .................................     --        --         --     --      --     --
                                                            ----      ------     ----     --      ----   --

Survivorship Incentive Life - Class B 0.60%
Units Issued ............................................     --        --         --     --      --     --
Units Redeemed ..........................................     --        --         --     --      --     --
                                                            ----      ------     ----     --      ----   --
Net Increase (Decrease) .................................     --        --         --     --      --     --
                                                            ----      ------     ----     --      ----   --

Survivorship 2000 - Class B 0.90%
Units Issued ............................................     --        --         --     --      --     --
Units Redeemed ..........................................     --        --         --     --      --     --
                                                            ----      ------     ----     --      ----   --
Net Increase (Decrease) .................................     --        --         --     --      --     --
                                                            ----      ------     ----     --      ----   --

Accumulator Life - Class B 1.35% (d)
Units Issued ............................................     --        --         --     --      --     --
Units Redeemed ..........................................     --        --         --     --      --     --
                                                            ----      ------     ----     --      ----   --
Net Increase (Decrease) .................................     --        --         --     --      --     --
                                                            ----      ------     ----     --      ----   --


                                                            EQ/J.P. Morgan Core        EQ/Janus Large
                                                                   Bond                Cap Growth (e)
                                                          ----------------------- -------------------------
                                                             2001    2000   1999    2001      2000     1999
                                                          --------- ------ ------ -------- ---------- -----
IL Plus Original Series, IL COLI, Incentive Life COLI - Class A and B 0.00%
Units Issued ............................................    --       --   --         61       5      --
Units Redeemed ..........................................    --       --   --        (33)     (1)     --
                                                             --       --   --        ---       ----   --
Net Increase (Decrease) .................................    --       --   --         28       4      --
                                                             --       --   --        ---       ---    --

Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life 2000 Sales 1999 and
after, Survivorship Incentive Life - Class B 0.60%
Units Issued ............................................    --       --   --        224      40      --
Units Redeemed ..........................................    --       --   --        (87)     (4)     --
                                                             --       --   --        ---      -----   --
Net Increase (Decrease) .................................    --       --   --        137      36      --
                                                             --       --   --        ---      ----    --

Incentive Life 2000 Sales 1999 and after, Incentive Life Plus - Class B 0.60%
Units Issued ............................................    24        3   --         --      --      --
Units Redeemed ..........................................    (4)      --   --         --      --      --
                                                             ----     --   --        ---      ----    --
Net Increase (Decrease) .................................    20        3   --         --      --      --
                                                             ----     --   --        ---      ----    --

Incentive Life 2000 Sales 1999 and after, Survivorship Incentive Life, Incentive Life Plus - Class B 0.60%
Units Issued ............................................    --       --   --         --      --      --
Units Redeemed ..........................................    --       --   --         --      --      --
                                                             ----     --   --        ---      ----    --
Net Increase (Decrease) .................................    --       --   --         --      --      --
                                                             ----     --   --        ---      ----    --

Survivorship Incentive Life - Class B 0.60%
Units Issued ............................................    10        6   --         --      --      --
Units Redeemed ..........................................    --       --   --         --      --      --
                                                             ----     --   --        ---      ----    --
Net Increase (Decrease) .................................    10        6   --         --      --      --
                                                             ----     --   --        ---      ----    --

Survivorship 2000 - Class B 0.90%
Units Issued ............................................    --       --   --         --      --      --
Units Redeemed ..........................................    --       --   --         --      --      --
                                                             ----     --   --        ---      ----    --
Net Increase (Decrease) .................................    --       --   --         --      --      --
                                                             ----     --   --        ---      ----    --

Accumulator Life - Class B 1.35% (d)
Units Issued ............................................    --       --   --         --      --      --
Units Redeemed ..........................................    --       --   --         --      --      --
                                                             ----     --   --        ---      ----    --
Net Increase (Decrease) .................................    --       --   --         --      --      --
                                                             ----     --   --        ---      ----    --

----------
(a) Units were made available for sale on June 4, 1999.
(b) Units were made available for sale on August 30, 1999.
(c) Units were made available for sale on May 22, 2000.
(d) Units were made available for sale on June 22, 2000.
(e) Units were made available for sale on October 22, 2000.
(f) Units were made available for sale on October 22, 2001.
(g) A substitution of T. Rowe Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See Note 5).
(h) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced, and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(i) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2001


7. Changes in Units Outstanding (Continued)

   Accumulation Units issued and redeemed during the periods indicated were (in thousands):


                                                              EQ/Lazard Small
                                                               Cap Value (e)      EQ/Marsico Focus (f)
                                                          ----------------------- --------------------
                                                             2001    2000   1999   2001   2000   1999
                                                          --------- ------ ------ ------ ------ ------
IL Plus Original Series, IL COLI, Incentive Life COLI - Class A and B 0.00%
Units Issued ............................................    --       --   --       --   --     --
Units Redeemed ..........................................    --       --   --       --   --     --
                                                             --       --   --       --   --     --
Net Increase (Decrease) .................................    --       --   --       --   --     --
                                                             --       --   --       --   --     --

Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life 2000 Sales 1999
  and after, Survivorship Incentive Life - Class B 0.60%
Units Issued ............................................    --       --   --        6   --     --
Units Redeemed ..........................................    --       --   --       --   --     --
                                                             --       --   --       --   --     --
Net Increase (Decrease) .................................    --       --   --        6   --     --
                                                             --       --   --       --   --     --

Incentive Life 2000 Sales 1999 and after, Incentive Life Plus - Class B 0.60%
Units Issued ............................................    13        1   --       --   --     --
Units Redeemed ..........................................    (3)      --   --       --   --     --
                                                             ----     --   --       --   --     --
Net Increase (Decrease) .................................    10        1   --       --   --     --
                                                             ----     --   --       --   --     --

Incentive Life 2000 Sales 1999 and after, Survivorship Incentive Life, Incentive Life Plus - Class B
0.60%
Units Issued ............................................    --       --   --       --   --     --
Units Redeemed ..........................................    --       --   --       --   --     --
                                                             ----     --   --       --   --     --
Net Increase (Decrease) .................................    --       --   --       --   --     --
                                                             ----     --   --       --   --     --

Survivorship Incentive Life - Class B 0.60%
Units Issued ............................................     6       --   --       --   --     --
Units Redeemed ..........................................    --       --   --       --   --     --
                                                             ----     --   --       --   --     --
Net Increase (Decrease) .................................     6       --   --       --   --     --
                                                             ----     --   --       --   --     --
Survivorship 2000 - Class B 0.90%
Units Issued ............................................    --       --   --       --   --     --
Units Redeemed ..........................................    --       --   --       --   --     --
                                                             ----     --   --       --   --     --
Net Increase (Decrease) .................................    --       --   --       --   --     --
                                                             ----     --   --       --   --     --

Accumulator Life - Class B 1.35% (d)
Units Issued ............................................    --       --   --       --   --     --
Units Redeemed ..........................................    --       --   --       --   --     --
                                                             ----     --   --       --   --     --
Net Increase (Decrease) .................................    --       --   --       --   --     --
                                                             ----     --   --       --   --     --


                                                                EQ/Mercury Basic               EQ/MFS Emerging
                                                                  Value Equity                 Growth Companies
                                                          ---------------------------- --------------------------------
                                                            2001     2000      1999        2001        2000      1999
                                                          -------- -------- ---------- ----------- ----------- --------
IL Plus Original Series, IL COLI, Incentive Life COLI - Class A and B 0.00%
Units Issued ............................................     52       58       37           108         120       92
Units Redeemed ..........................................    (29)     (27)     (16)          (95)        (72)     (25)
                                                             ---      ---      ---           ---         ---      ---
Net Increase (Decrease) .................................     23       31       21            13          48       67
                                                             ---      ---      ---           ---         ---      ---

Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life 2000 Sales 1999 and after,
  Survivorship Incentive Life - Class B 0.60%
Units Issued ............................................    262       73      121         1,557       1,556    1,179
Units Redeemed ..........................................    (83)     (60)     (51)       (1,514)     (1,121)    (781)
                                                             ---      ---      ---        ------      ------    -----
Net Increase (Decrease) .................................    179       13       70            43         436      398
                                                             ---      ---      ---        ------      ------    -----

Incentive Life 2000 Sales 1999 and after, Incentive Life Plus - Class B 0.60%
Units Issued ............................................     --       --       --            --          --       --
Units Redeemed ..........................................     --       --       --            --          --       --
                                                             ---      ---      ---        ------      ------    -----
Net Increase (Decrease) .................................     --       --       --            --          --       --
                                                             ---      ---      ---        ------      ------    -----

Incentive Life 2000 Sales 1999 and after, Survivorship Incentive Life, Incentive Life Plus - Class B 0.60%
Units Issued ............................................     --       --       --            --          --       --
Units Redeemed ..........................................     --       --       --            --          --       --
                                                             ---      ---      ---        ------      ------    -----
Net Increase (Decrease) .................................     --       --       --            --          --       --
                                                             ---      ---      ---        ------      ------    -----

Survivorship Incentive Life - Class B 0.60%
Units Issued ............................................     67       24        7           131          79       19
Units Redeemed ..........................................    (54)     (19)      (5)          (99)        (40)     (16)
                                                             ---      ---      ------     ------      ------    -----
Net Increase (Decrease) .................................     13        5        2            32          39        3
                                                             ---      ---      -----      ------      ------    -----
Survivorship 2000 - Class B 0.90%
Units Issued ............................................     --       --       --            --          --       --
Units Redeemed ..........................................     --       --       --            --          --       --
                                                             ---      ---      -----      ------      ------    -----
Net Increase (Decrease) .................................     --       --       --            --          --       --
                                                             ---      ---      -----      ------      ------    -----

Accumulator Life - Class B 1.35% (d)
Units Issued ............................................     --       --       --            --          --       --
Units Redeemed ..........................................     --       --       --            --          --       --
                                                             ---      ---      -----      ------      ------    -----
Net Increase (Decrease) .................................     --       --       --            --          --       --
                                                             ---      ---      -----      ------      ------    -----

----------
(a) Units were made available for sale on June 4, 1999.
(b) Units were made available for sale on August 30, 1999.
(c) Units were made available for sale on May 22, 2000.
(d) Units were made available for sale on June 22, 2000.
(e) Units were made available for sale on October 22, 2000.
(f) Units were made available for sale on October 22, 2001.
(g) A substitution of T. Rowe Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See Note 5).
(h) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced, and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(i) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2001


7. Changes in Units Outstanding (Continued)

Accumulation Units issued and redeemed during the periods indicated were (in thousands):


                                                            EQ/MFS Investors Trust (a)          EQ/MFS Research
                                                          ------------------------------ -----------------------------
                                                             2001      2000       1999       2001      2000     1999
                                                          --------- ---------- --------- ----------- -------- --------
IL Plus Original Series, IL COLI, Incentive Life COLI - Class A and B 0.00%
Units Issued ............................................     4         6          1            67       60       35
Units Redeemed ..........................................    (2)       (3)        --           (57)     (29)     (14)
                                                             ---       ---        --           ---      ---      ---
Net Increase (Decrease) .................................     2         3          1            10       31       21
                                                             ---       ---        --           ---      ---      ---

Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life 2000 Sales 1999 and after,
  Survivorship Incentive Life - Class B 0.60%
Units Issued ............................................    34        16          4         1,144      978      127
Units Redeemed ..........................................   (10)       (2)        (1)       (1,116)    (893)     (77)
                                                            -----      ----       ----      ------     ----      ---
Net Increase (Decrease) .................................    24        14          3            28       85       50
                                                            -----      ----       ----      ------     ----      ---

Incentive Life 2000 Sales 1999 and after, Incentive Life Plus - Class B 0.60%
Units Issued ............................................    --        --         --            --       --       --
Units Redeemed ..........................................    --        --         --            --       --       --
                                                            -----      ----       ----      ------     ----      ---
Net Increase (Decrease) .................................    --        --         --            --       --       --
                                                            -----      ----       ----      ------     ----      ---
Incentive Life 2000 Sales 1999 and after, Survivorship Incentive Life, Incentive Life Plus - Class B 0.60%
Units Issued ............................................    --        --         --            --       --       --
Units Redeemed ..........................................    --        --         --            --       --       --
                                                            -----      ----       ----      ------     ----      ---
Net Increase (Decrease) .................................    --        --         --            --       --       --
                                                            -----      ----       ----      ------     ----      ---

Survivorship Incentive Life - Class B 0.60%
Units Issued ............................................    --        --         --           101       42        1
Units Redeemed ..........................................    --        --         --           (94)     (33)      --
                                                            -----      ----       ----      ------     ----      ---
Net Increase (Decrease) .................................    --        --         --             7        9        1
                                                            -----      ----       ----      ------     ----      ---

Survivorship 2000 - Class B 0.90%
Units Issued ............................................    --        --         --            --       --       --
Units Redeemed ..........................................    --        --         --            --       --       --
                                                            -----      ----       ----      ------     ----      ---
Net Increase (Decrease) .................................    --        --         --            --       --       --
                                                            -----      ----       ----      ------     ----      ---

Accumulator Life - Class B 1.35% (d)
Units Issued ............................................    --        --         --            --       --       --
Units Redeemed ..........................................    --        --         --            --       --       --
                                                            -----      ----       ----      ------     ----      ---
Net Increase (Decrease) .................................    --        --         --            --       --       --
                                                            -----      ----       ----      ------     ----      ---


                                                                EQ/Putnam Growth &        EQ/Putnam International
                                                                   Income Value                   Equity
                                                          ------------------------------ -------------------------
                                                             2001       2000      1999      2001      2000    1999
                                                          ---------- ---------- -------- --------- --------- -----
IL Plus Original Series, IL COLI, Incentive Life COLI - Class A and B 0.00%
Units Issued ............................................     22         26         22      --        --     --
Units Redeemed ..........................................    (16)       (18)       (10)     --        --     --
                                                             ---        ---        ---      --        --     --
Net Increase (Decrease) .................................      6          8         12      --        --     --
                                                             ---        ---        ---      --        --     --

Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life 2000 Sales 1999 and after,
Survivorship Incentive Life - Class B
 0.60%
Units Issued ............................................     45         41         66      --        --     --
Units Redeemed ..........................................     (9)       (45)       (38)     --        --     --
                                                             -----      -----      ---      --        --     --
Net Increase (Decrease) .................................     36         (4)        28      --        --     --
                                                             -----      -----      ---      --        --     --

Incentive Life 2000 Sales 1999 and after, Incentive Life Plus - Class B 0.60%
Units Issued ............................................     --         --         --      17         6     --
Units Redeemed ..........................................     --         --         --      (5)       (1)    --
                                                             -----      -----      ---      ----      ----   --
Net Increase (Decrease) .................................     --         --         --      12         5     --
                                                             -----      -----      ---      ----      ----   --
Incentive Life 2000 Sales 1999 and after, Survivorship Incentive Life, Incentive Life Plus - Class B 0.60%
Units Issued ............................................     --         --         --      --        --     --
Units Redeemed ..........................................     --         --         --      --        --     --
                                                             -----      -----      ---      ----      ----   --
Net Increase (Decrease) .................................     --         --         --      --        --     --
                                                             -----      -----      ---      ----      ----   --

Survivorship Incentive Life - Class B 0.60%
Units Issued ............................................     35         16          1       3         3     --
Units Redeemed ..........................................    (27)        (9)        --      --        --     --
                                                             -----      -----      ---      ----      ----   --
Net Increase (Decrease) .................................      8          7          1       3         3     --
                                                             -----      -----      ---      ----      ----   --

Survivorship 2000 - Class B 0.90%
Units Issued ............................................     --         --         --      --        --     --
Units Redeemed ..........................................     --         --         --      --        --     --
                                                             -----      -----      ---      ----      ----   --
Net Increase (Decrease) .................................     --         --         --      --        --     --
                                                             -----      -----      ---      ----      ----   --

Accumulator Life - Class B 1.35% (d)
Units Issued ............................................     --         --         --      --        --     --
Units Redeemed ..........................................     --         --         --      --        --     --
                                                             -----      -----      ---      ----      ----   --
Net Increase (Decrease) .................................     --         --         --      --        --     --
                                                             -----      -----      ---      ----      ----   --

----------
(a) Units were made available for sale on June 4, 1999.
(b) Units were made available for sale on August 30, 1999.
(c) Units were made available for sale on May 22, 2000.
(d) Units were made available for sale on June 22, 2000.
(e) Units were made available for sale on October 22, 2000.
(f) Units were made available for sale on October 22, 2001.
(g) A substitution of T. Rowe Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See Note 5).
(h) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced, and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(i) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2001


7. Changes in Units Outstanding (Concluded)

   Accumulation Units issued and redeemed during the periods indicated were (in thousands):



                                                                                      EQ/Small Company
                                                          EQ/Putnam Investors Growth        Index
                                                          -------------------------- -------------------
                                                             2001      2000    1999   2001   2000   1999
                                                          --------- --------- ------ ------ ------ -----
IL Plus Original Series, IL COLI, Incentive Life COLI - Class A and B 0.00%
Units Issued ............................................    --        --     --       --   --     --
Units Redeemed ..........................................    --        --     --       --   --     --
                                                             --        --     --       --   --     --
Net Increase (Decrease) .................................    --        --     --       --   --     --
                                                             --        --     --       --   --     --

Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life 2000 Sales 1999
  and after, Survivorship Incentive Life - Class B 0.60%
Units Issued ............................................    --        --     --       --   --     --
Units Redeemed ..........................................    --        --     --       --   --     --
                                                             --        --     --       --   --     --
Net Increase (Decrease) .................................    --        --     --       --   --     --
                                                             --        --     --       --   --     --

Incentive Life 2000 Sales 1999 and after, Incentive Life Plus - Class B 0.60%
Units Issued ............................................    10         6     --        5   --     --
Units Redeemed ..........................................    (2)       (1)    --       --   --     --
                                                             ----      ----   --       --   --     --
Net Increase (Decrease) .................................     8         5     --        5   --     --
                                                             ----      ----   --       --   --     --

Incentive Life 2000 Sales 1999 and after, Survivorship Incentive Life, Incentive Life Plus - Class B
0.60%
Units Issued ............................................    --        --     --       --   --     --
Units Redeemed ..........................................    --        --     --       --   --     --
                                                             ----      ----   --       --   --     --
Net Increase (Decrease) .................................    --        --     --       --   --     --
                                                             ----      ----   --       --   --     --

Survivorship Incentive Life - Class B 0.60%
Units Issued ............................................     2         2     --       --   --     --
Units Redeemed ..........................................    --        --     --       --   --     --
                                                             ----      ----   --       --   --     --
Net Increase (Decrease) .................................     2         2     --       --   --     --
                                                             ----      ----   --       --   --     --

Survivorship 2000 - Class B 0.90%
Units Issued ............................................    --        --     --       --   --     --
Units Redeemed ..........................................    --        --     --       --   --     --
                                                             ----      ----   --       --   --     --
Net Increase (Decrease) .................................    --        --     --       --   --     --
                                                             ----      ----   --       --   --     --

Accumulator Life - Class B 1.35% (d)
Units Issued ............................................    --        --     --       --   --     --
Units Redeemed ..........................................    --        --     --       --   --     --
                                                             ----      ----   --       --   --     --
Net Increase (Decrease) .................................    --        --     --       --   --     --
                                                             ----      ----   --       --   --     --

----------
(a) Units were made available for sale on June 4, 1999.
(b) Units were made available for sale on August 30, 1999.
(c) Units were made available for sale on May 22, 2000.
(d) Units were made available for sale on June 22, 2000.
(e) Units were made available for sale on October 22, 2000.
(f) Units were made available for sale on October 22, 2001.
(g) A substitution of T. Rowe Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See Note 5).
(h) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced, and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(i) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2001


8. Accumulation Unit Values


  Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units. All of the units are Class IB except for those sold through Incentive Life Plus Original Series, IL COLI, and Incentive Life COLI which are Class IA and Class IB units.


                                                                                 Years Ended December 31,
                                                             ----------------------------------------------------------------
                                                                 2001         2000         1999         1998         1997
                                                             ------------ ------------ ------------ ------------ ------------
EQ/Aggressive Stock
-------------------
Incentive Life Plus Original Series, IL COLI,
Incentive Life COLI 0.00%
Unit Value, end of period ..................................   $ 139.88     $ 186.45    $ 214.65     $ 180.62     $ 180.10
Net Assets (000's) .........................................   $ 48,818     $ 67,681    $ 74,913     $ 57,618     $ 44,485
Number of units outstanding, end of period (000's) .........        349          363         349          319          247
Total Return ...............................................    ( 24.98)%    ( 13.13)%     18.84%        0.29%       10.94%
Incentive Life 2000 Sales 1999 and after,
Survivorship Incentive Life, Incentive Life Plus
0.60% (c)
Unit Value, end of period ..................................   $  72.23     $  97.12    $ 112.75           --           --
Net Assets (000's) .........................................   $  7,512     $  4,953    $  1,579           --           --
Number of units outstanding, end of period (000's) .........        104           51          14           --           --
Total Return ...............................................    ( 25.63)%    ( 13.86)%     17.83%          --           --
Survivorship 2000 0.90% (m)
Unit Value, end of period ..................................   $  71.49     $  96.41    $ 112.26           --           --
Net Assets (000's) .........................................         --           --          --           --           --
Number of units outstanding, end of period (000's) .........         --           --          --           --           --
Total Return ...............................................    ( 25.85)%    ( 14.12)%     17.43%          --           --
Accumulator Life 1.35% (f)
Unit Value, end of period ..................................   $  70.78     $  95.89          --           --           --
Net Assets (000's) .........................................         --           --          --           --           --
Number of units outstanding, end of period (000's) .........         --           --          --           --           --
Total Return ...............................................    ( 26.19)%    ( 19.49)%        --           --           --

----------
(a) Units were made available for sale on May 1, 1997.
(b) Units were made available for sale on August 20, 1997.
(c) Units were made available for sale on June 4, 1999.
(d) Units were made available for sale on August 30, 1999.
(e) Units were made available for sale on May 22, 2000.
(f) Units were made available for sale on June 22, 2000.
(g) Units were made available for sale on October 22, 2000.
(h) Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio occurred on May 18, 2001 (See Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l) Units were made available for sale on August 1, 1997.
(m) Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2001


8. Accumulation Unit Values (Continued)


  Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units. All of the units are Class IB except for those sold through Incentive Life Plus Original Series, IL COLI, and Incentive Life COLI which are Class IA and Class IB units.


                                                                                  Years Ended December 31,
                                                             ------------------------------------------------------------------
                                                                  2001          2000         1999         1998         1997
                                                             ------------- ------------- ------------ ------------ ------------
EQ/Alliance Common Stock
------------------------------------------------------------
Incentive Life Plus Original Series, IL COLI, Incentive Life COLI 0.00%
Unit Value, end of period ..................................   $ 266.27      $ 297.57      $ 346.14     $ 276.49      $213.70
Net Assets (000's) .........................................   $186,389      $199,074      $218,414     $147,922      $89,113
Number of units outstanding, end of period (000's) .........        700           669           631          535          417
Total Return ...............................................    ( 10.52)%     ( 14.03)%       25.19%       29.38%       29.40%
Incentive Life 2000 Sales 1999 and after, Survivorship Incentive Life, Incentive Life Plus 0.60% (c)
Unit Value, end of period ..................................   $ 101.14      $ 114.00      $ 133.73           --           --
Net Assets (000's) .........................................   $106,703      $ 64,410      $ 12,838           --           --
Number of units outstanding, end of period (000's) .........      1,055           565            96           --           --
Total Return ...............................................    ( 11.28)%     ( 14.75)%       24.13%          --           --
Survivorship 2000 0.90% (m)
Unit Value, end of period ..................................   $ 100.09      $ 113.16      $ 133.16           --           --
Net Assets (000's) .........................................         --            --            --           --           --
Number of units outstanding, end of period (000's) .........         --            --            --           --           --
Total Return ...............................................    ( 11.55)%     ( 15.01)%       23.76%          --           --
Accumulator Life 1.35% (f)
Unit Value, end of period ..................................   $  82.58      $  93.79            --           --           --
Net Assets (000's) .........................................         --            --            --           --           --
Number of units outstanding, end of period (000's) .........         --            --            --           --           --
Total Return ...............................................    ( 11.95)%     ( 15.40)%          --           --           --
Net Assets (000's)

----------
(a) Units were made available for sale on May 1, 1997.
(b) Units were made available for sale on August 20, 1997.
(c) Units were made available for sale on June 4, 1999.
(d) Units were made available for sale on August 30, 1999.
(e) Units were made available for sale on May 22, 2000.
(f) Units were made available for sale on June 22, 2000.
(g) Units were made available for sale on October 22, 2000.
(h) Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio occurred on May 18, 2001 (See Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l) Units were made available for sale on August 1, 1997.
(m) Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2001


8. Accumulation Unit Values (Continued)


   Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units. All of the units are Class IB except for those sold through Incentive Life Plus Original Series, IL COLI, and Incentive Life COLI which are Class IA and Class IB units.


                                                                                 Years Ended December 31,
                                                             -----------------------------------------------------------------
                                                                  2001         2000         1999         1998         1997
                                                             ------------- ------------ ------------ ------------ ------------
EQ/Alliance High Yield
------------------------------------------------------------
Incentive Life Plus Original Series, IL COLI, Incentive Life COLI 0.00%
Unit Value, end of period ..................................   $ 147.62      $ 146.24     $ 160.08     $ 165.63    $  174.63
Net Assets (000's) .........................................   $ 18,305      $ 19,011     $ 20,810     $ 19,213    $  10,478
Number of units outstanding, end of period (000's) .........        124           130          130          116           60
Total Return ...............................................       0.95%      (  8.65)%    (  3.35)%    (  5.15)%      18.47%

Incentive Life 2000 Sales 1999 and after, Survivorship Incentive Life, Incentive Life Plus 0.60% (c)
Unit Value, end of period ..................................   $  77.70      $  77.64     $  85.73           --           --
Net Assets (000's) .........................................   $  4,740      $  1,863     $    257           --           --
Number of units outstanding, end of period (000's) .........         61            24            3           --           --
Total Return ...............................................       0.08%      (  9.44)%    (  4.16)%         --           --

Survivorship 2000 0.90% (m)
Unit Value, end of period ..................................   $  76.90      $  77.07     $  85.36           --           --
Net Assets (000's) .........................................         --            --           --           --           --
Number of units outstanding, end of period (000's) .........         --            --           --           --           --
Net Assets (000's) .........................................     ( 0.22)%     (  9.71)%    (  4.45)%         --           --

Accumulative Life 1.35% (f)
Unit Value, end of period ..................................   $  88.55      $  89.16           --           --           --
Net Assets (000's) .........................................         --            --           --           --           --
Unit Value, end of period ..................................         --            --           --           --           --
Total Return ...............................................     ( 0.68)%     ( 10.12)%         --           --           --

----------
(a) Units were made available for sale on May 1, 1997.
(b) Units were made available for sale on August 20, 1997.
(c) Units were made available for sale on June 4, 1999.
(d) Units were made available for sale on August 30, 1999.
(e) Units were made available for sale on May 22, 2000.
(f) Units were made available for sale on June 22, 2000.
(g) Units were made available for sale on October 22, 2000.
(h) Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio occurred on May 18, 2001 (See Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l) Units were made available for sale on August 1, 1997.
(m) Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2001


8. Accumulation Unit Values (Continued)


   Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units. All of the units are Class IB except for those sold through Incentive Life Plus Original Series, IL COLI, and Incentive Life COLI which are Class IA and Class IB units.


                                                                                 Years Ended December 31,
                                                             ----------------------------------------------------------------
                                                                 2001         2000         1999         1998         1997
                                                             ------------ ------------ ------------ ------------ ------------
EQ/Alliance Money Market
------------------------------------------------------------
Incentive LIfe Plus Original Series, IL COLI, Incentive Life COLI 0.00%
Unit Value, end of period ..................................  $  143.20    $  137.89    $  129.78    $  123.62    $  117.36
Net Assets (000's) .........................................  $  86,206    $  68,393    $  55,546    $  32,759    $  15,022
Number of units outstanding, end of period (000's) .........        602          496          428          265          128
Total Return ...............................................       3.85%        6.24%        4.96%        5.34%        5.42%
Incentive Life 2000 Sales 1999 and after, Survivorship Incentive Life, Incentive Life Plus 0.60% (c)
Unit Value, end of period ..................................  $  115.07    $  111.78    $  106.09           --           --
Net Assets (000's) .........................................  $  89,524    $  38,005    $  16,868           --           --
Number of units outstanding, end of period (000's) .........        778          340          159           --           --
Total Return ...............................................       2.94%        5.36%        4.10%          --           --
Survivorship 2000 0.90% (m)
Unit Value, end of period ..................................  $  113.88    $  110.96    $  105.63           --           --
Net Assets (000's) .........................................         --           --           --           --           --
Number of units outstanding, end of period (000's) .........         --           --           --           --           --
Total Return ...............................................       2.63%        5.05%        3.78%          --           --
Accumulator Life 1.35% (f)
Unit Value, end of period ..................................  $  108.27    $  105.98           --           --           --
Net Assets (000's) .........................................         --    $     106           --           --           --
Number of units outstanding, end of period (000's) .........         --            1           --           --           --
Total Return ...............................................       2.16%        4.57%          --           --           --
Net Assets (000's)

----------
(a) Units were made available for sale on May 1, 1997.
(b) Units were made available for sale on August 20, 1997.
(c) Units were made available for sale on June 4, 1999.
(d) Units were made available for sale on August 30, 1999.
(e) Units were made available for sale on May 22, 2000.
(f) Units were made available for sale on June 22, 2000.
(g) Units were made available for sale on October 22, 2000.
(h) Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio occurred on May 18, 2001 (See Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index
Portfolio occurred on October 6, 2000 (See Note 5).
(l) Units were made available for sale on August 1, 1997.
(m) Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2001


8. Accumulation Unit Values (Continued)


   Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units. All of the units are Class IB except for those sold through Incentive Life Plus Original Series, IL COLI, and Incentive Life COLI which are Class IA and Class IB units.


                                                                                 Years Ended December 31,
                                                               -------------------------------------------------------------
                                                                    2001            2000           1999        1998     1997
                                                               -------------   -------------   ------------   ------   -----
EQ/Alliance Premier Growth
------------------------------------------------------------
Incentive Life Plus Original Series, IL COLI, Incentive Life COLI 0.00% (c)
Unit Value, end of period ..................................     $  74.19        $  97.57        $ 119.55     --       --
Net Assets (000's) .........................................     $  7,716        $  9,074        $  3,587     --       --
Number of units outstanding, end of period (000's) .........          104              93              30     --       --
Total Return ...............................................       (23.96)%        (18.34)%         18.97%    --       --
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life 2000 Sales 1999 and after, Survivorship
Incentive Life 0.60% (c)
Unit Value, end of period ..................................     $  73.05        $  96.65        $ 119.14     --       --
Net Assets (000's) .........................................     $ 99,056        $394,042        $ 43,486     --       --
Number of units outstanding, end of period (000's) .........        1,356           4,077             365     --       --
Total Return ...............................................       (24.42)%        (18.88)%         18.52%    --       --
Accumulator Life 1.35% (f)
Unit Value, end of period ..................................     $  70.27        $  93.68              --     --       --
Net Assets (000's) .........................................           --              --              --     --       --
Number of units outstanding, end of period (000's) .........           --              --              --     --       --
Total Return ...............................................       (24.99)%        (19.49)%            --     --       --

----------
(a) Units were made available for sale on May 1, 1997.
(b) Units were made available for sale on August 20, 1997.
(c) Units were made available for sale on June 4, 1999.
(d) Units were made available for sale on August 30, 1999.
(e) Units were made available for sale on May 22, 2000.
(f) Units were made available for sale on June 22, 2000.
(g) Units were made available for sale on October 22, 2000.
(h) Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio occurred on May 18, 2001 (See Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l) Units were made available for sale on August 1, 1997.
(m) Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2001


8. Accumulation Unit Values (Continued)


   Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units. All of the units are Class IB except for those sold through Incentive Life Plus Original Series, IL COLI, and Incentive Life COLI which are Class IA and Class IB units.


                                                                                 Years Ended December 31,
                                                             ----------------------------------------------------------------
                                                                 2001         2000         1999         1998         1997
                                                             ------------ ------------ ------------ ------------ ------------
EQ/Alliance Small Cap Growth
------------------------------------------------------------
Incentive Life Plus Original Series, IL COLI, Incentive Life COLI 0.00% (b)
Unit Value, end of period ..................................   $ 153.80    $ 176.81     $ 155.12      $ 121.27    $ 126.69
Net Assets (000's) .........................................   $ 19,840    $ 21,040     $ 11,324      $  5,578    $  1,267
Number of units outstanding, end of period (000's) .........        129         119           73            46          10
Total Return ...............................................    ( 13.02)%     13.98%       27.91%      (  4.28)%     26.69%

Incentive Life 2000 Sales 1999 and after, Survivorship Incentive Life, Incentive Life Plus 0.60% (c)
Unit Value, end of period ..................................   $ 113.58    $ 131.71     $ 116.59            --          --
Net Assets (000's) .........................................   $ 21,012    $  9,351    $     350            --          --
Number of units outstanding, end of period (000's) .........        185          71            3            --          --
Total Return ...............................................    ( 13.76)%     12.97%       26.86%           --          --

Survivorship 2000 0.90% (m)
Unit Value, end of period ..................................   $ 112.41    $ 130.74     $ 116.08            --          --
Net Assets (000's) .........................................         --          --           --            --          --
Number of units outstanding, end of period (000's) .........         --          --           --            --          --
Total Return ...............................................    ( 14.02)%     12.63%       26.47%           --          --

Accumulator Life 1.35% (f)
Unit Value, end of period ..................................   $ 125.32    $ 146.43           --            --          --
Net Assets (000's) .........................................         --          --           --            --          --
Number of units outstanding, end of period (000's) .........         --          --           --            --          --
Total Return ...............................................    ( 14.42)%     12.12%          --            --          --

----------
(a) Units were made available for sale on May 1, 1997.
(b) Units were made available for sale on August 20, 1997.
(c) Units were made available for sale on June 4, 1999.
(d) Units were made available for sale on August 30, 1999.
(e) Units were made available for sale on May 22, 2000.
(f) Units were made available for sale on June 22, 2000.
(g) Units were made available for sale on October 22, 2000.
(h) Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio occurred on May 18, 2001 (See Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l) Units were made available for sale on August 1, 1997.
(m) Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2001


8. Accumulation Unit Values (Continued)


   Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units. All of the units are Class IB except for those sold through Incentive Life Plus Original Series, IL COLI, and Incentive Life COLI which are Class IA and Class IB units.


                                                                              Years Ended December 31,
                                                               -------------------------------------------------------
                                                                    2001            2000        1999     1998     1997
                                                               -------------   -------------   ------   ------   -----
EQ/Alliance Technology
------------------------------------------------------------
Incentive Life Plus Original Series, IL COLI, Incentive Life COLI 0.00% (e)
Unit Value, end of period ..................................     $  50.43        $  66.74      --       --       --
Net Assets (000's) .........................................     $  3,984        $  3,671      --       --       --
Number of units outstanding, end of period (000's) .........           79              55      --       --       --
Total Return ...............................................       (24.44)%        (33.30)%    --       --       --
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life 2000 Sales 1999 and after,
Survivorship Incentive Life 0.60% (e)
Unit Value, end of period ..................................     $  49.91        $  66.46      --       --       --
Net Assets (000's) .........................................     $ 38,381        $ 29,442      --       --       --
Number of units outstanding, end of period (000's) .........          769             443      --       --       --
Total Return ...............................................       (24.90)%        (33.52)%    --       --       --
Accumulator Life 1.35% (f)
Unit Value, end of period ..................................     $  49.26        $  66.10      --       --       --
Net Assets (000's) .........................................           --              --      --       --       --
Number of units outstanding, end of period (000's) .........           --              --      --       --       --
Total Return ...............................................       (25.48)%        (33.86)%    --       --       --

----------
(a) Units were made available for sale on May 1, 1997.
(b) Units were made available for sale on August 20, 1997.
(c) Units were made available for sale on June 4, 1999.
(d) Units were made available for sale on August 30, 1999.
(e) Units were made available for sale on May 22, 2000.
(f) Units were made available for sale on June 22, 2000.
(g) Units were made available for sale on October 22, 2000.
(h) Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio occurred on May 18, 2001 (See Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l) Units were made available for sale on August 1, 1997.
(m) Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2001


8. Accumulation Unit Values (Continued)


   Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units. All of the units are Class IB except for those sold through Incentive Life Plus Original Series, IL COLI, and Incentive Life COLI which are Class IA and Class IB units.


                                                                                 Years Ended December 31,
                                                             ----------------------------------------------------------------
                                                                 2001         2000         1999         1998         1997
                                                             ------------ ------------ ------------ ------------ ------------
EQ/Balanced (j)
------------------------------------------------------------
Incentive Life Plus Original Series, IL COLI, Incentive Life COLI 0.00%
Unit Value, end of period ..................................   $ 208.22     $ 212.12    $ 214.97     $ 182.49     $ 154.51
Net Assets (000's) .........................................   $ 36,230     $ 22,273    $ 20,852     $ 12,774     $  6,180
Number of units outstanding, end of period (000's) .........        174          105          97           70           40
Total Return ...............................................    (  1.84)%    (  1.32)%     17.79%       18.11%       15.06%
Incentive Life 2000 Sales 1999 and after, Survivorship Incentive Life, Incentive Life Plus 0.60% (c)
Unit Value, end of period ..................................   $ 105.65     $ 108.57    $ 110.98           --           --
Net Assets (000's) .........................................   $ 17,855     $  5,320    $  1,332           --           --
Number of units outstanding, end of period (000's) .........        169           49          12           --           --
Total Return ...............................................    (  2.69)%    (  2.17)%     10.98%          --           --
Survivorship 2000 0.90% (j)
Unit Value, end of period ..................................   $ 114.49           --           --          --           --
Net Assets (000's) .........................................         --           --           --          --           --
Number of units outstanding, end of period (000's) .........         --           --           --          --           --
Total Return ...............................................    (  3.93)%         --           --          --           --
Accumulator Life 1.35% (f)
Unit Value, end of period ..................................   $ 101.79     $ 105.41           --          --           --
Net Assets (000's) .........................................         --           --           --          --           --
Number of units outstanding, end of period (000's) .........         --           --           --          --           --
Total Return ...............................................    (  3.43)%    (  2.90)%         --          --           --
----------

(a) Units were made available for sale on May 1, 1997.
(b) Units were made available for sale on August 20, 1997.
(c) Units were made available for sale on June 4, 1999.
(d) Units were made available for sale on August 30, 1999.
(e) Units were made available for sale on May 22, 2000.
(f) Units were made available for sale on June 22, 2000.
(g) Units were made available for sale on October 22, 2000.
(h) Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein
Diversified Value Portfolio occurred on May 18, 2001 (See Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation,
EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced
Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500
Index Portfolio occurred on October 6, 2000 (See Note 5).
(l) Units were made available for sale on August 1, 1997.
(m) Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2001


8. Accumulation Unit Values (Continued)


   Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units. All of the units are Class IB except for those sold through Incentive Life Plus Original Series, IL COLI, and Incentive Life COLI which are Class IA and Class IB units.


                                                                             Years Ended December 31,
                                                               ----------------------------------------------------
                                                                   2001          2000        1999     1998     1997
                                                               -----------   ------------   ------   ------   -----
EQ/Bernstein Diversified Value (i)
------------------------------------------------------------
Incentive Life Plus Original Series, IL COLI, Incentive COLI 0.00% (i)
Unit Value, end of period ..................................     $ 97.45             --     --       --       --
Net Assets (000's) .........................................     $16,567             --     --       --       --
Number of units outstanding, end of period (000's) .........         170             --     --       --       --
Total Return ...............................................       (0.92)%           --     --       --       --
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life 2000 Sales 1999 and after,
Survivorship Incentive Life 0.60% (g)
Unit Value, end of period ..................................     $111.27       $ 108.58     --       --       --
Net Assets (000's) .........................................     $57,860       $ 279.75     --       --       --
Number of units outstanding, end of period (000's) .........         520              3     --       --       --
Total Return ...............................................        2.48%       (  2.55)%   --       --       --
Survivorship Incentive Life 0.60% (g)
Unit Value, end of period ..................................     $ 95.56       $  93.25     --       --       --
Net Assets (000's) .........................................     $   478       $ 217.16     --       --       --
Number of units outstanding, end of period (000's) .........           5              2     --       --       --
Total Return ...............................................        2.48%       (  2.55)%   --       --       --
Accumulator Life 1.35% (f)
Unit Value, end of period ..................................     $ 94.36       $  92.78     --       --       --
Net Assets (000's) .........................................          --             --     --       --       --
Number of units outstanding, end of period (000's) .........          --             --     --       --       --
Total Return ...............................................        1.70%       (  0.24)%   --       --       --

----------
(a) Units were made available for sale on May 1, 1997.
(b) Units were made available for sale on August 20, 1997.
(c) Units were made available for sale on June 4, 1999.
(d) Units were made available for sale on August 30, 1999.
(e) Units were made available for sale on May 22, 2000.
(f) Units were made available for sale on June 22, 2000.
(g) Units were made available for sale on October 22, 2000.
(h) Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio occurred on May 18, 2001 (See Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l) Units were made available for sale on August 1, 1997.
(m) Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2001


8. Accumulation Unit Values (Continued)


   Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units. All of the units are Class IB except for those sold through Incentive Life Plus Original Series, IL COLI, and Incentive Life COLI which are Class IA and Class IB units.


                                                                                 Years Ended December 31,
                                                               ------------------------------------------------------------
                                                                    2001           2000           1999        1998     1997
                                                               -------------   ------------   ------------   ------   -----
EQ/Capital Guardian International
------------------------------------------------------------
Incentive Life 2000 Sales 1999 and after, Survivorship Incentive Life 0.60% (d)
Unit Value, end of period ..................................     $  81.90        $ 104.15             --     --       --
Net Assets (000's) .........................................     $    737        $    417             --     --       --
Number of units outstanding, end of period (000's) .........            9               4             --     --       --
Total Return ...............................................       (21.36)%       ( 19.58)%           --     --       --
Survivorship 2000 0.90% (d)
Unit Value, end of period ..................................     $  81.32        $ 103.73             --     --       --
Net Assets (000's) .........................................           --              --             --     --       --
Number of units outstanding, end of period (000's) .........           --              --             --     --       --
Total Return ...............................................       (21.60)%       ( 19.82)%           --     --       --
EQ/Capital Guardian Research
-------------------------------------------------------------
Incentive Life Plus Original Series, IL COLI, Incentive Life COLI 0.00% (d)
Unit Value, end of period ..................................     $ 112.11        $ 114.42       $ 108.04     --       --
Net Assets (000's) .........................................     $  2,691        $  1,144             --     --       --
Number of units outstanding, end of period (000's) .........           24              10             --     --       --
Total Return ...............................................       ( 2.02)%          5.92%          7.10%    --       --
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life 2000 Sales 1999 and after,
Survivorship Incentive Life 0.60% (d)
Unit Value, end of period ..................................     $ 110.55        $ 113.51       $ 107.82     --       --
Net Assets (000's) .........................................     $  5,306        $  1,703       $    108     --       --
Number of units outstanding, end of period (000's) .........           48              15              1     --       --
Total Return ...............................................       ( 2.61)%          5.28%          6.67%    --       --
Accumulator Life 1.35% (f)
Unit Value, end of period ..................................     $ 107.84        $ 111.57             --     --       --
Net Assets (000's) .........................................           --              --             --     --       --
Number of units outstanding, end of period (000's) .........           --              --             --     --       --
Total Return ...............................................       ( 3.34)%          4.49%            --     --       --
----------
(a) Units were made available for sale on May 1, 1997.
(b) Units were made available for sale on August 20, 1997.
(c) Units were made available for sale on June 4, 1999.
(d) Units were made available for sale on August 30, 1999.
(e) Units were made available for sale on May 22, 2000.
(f) Units were made available for sale on June 22, 2000.
(g) Units were made available for sale on October 22, 2000.
(h) Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein
Diversified Value Portfolio occurred on May 18, 2001 (See Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation,
EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced
Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500
Index Portfolio occurred on October 6, 2000 (See Note 5).
(l) Units were made available for sale on August 1, 1997.
(m) Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2001


8. Accumulation Unit Values (Continued)


   Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units. All of the units are Class IB except for those sold through Incentive Life Plus Original Series, IL COLI, and Incentive Life COLI which are Class IA and Class IB units.


                                                                                Years Ended December 31,
                                                               -----------------------------------------------------------
                                                                   2001           2000           1999        1998     1997
                                                               ------------   ------------   ------------   ------   -----
EQ/Capital Guardian U.S. Equity
------------------------------------------------------------
Incentive Life Plus Original Series, IL COLI, Incentive Life COLI 0.00% (d)
Unit Value, end of period ..................................     $ 105.12      $ 107.27       $ 103.56       --        --
Net Assets (000's) .........................................     $  1,261      $    429       $    104       --        --
Number of units outstanding, end of period (000's) .........           12             4              1       --        --
Total Return ...............................................       ( 2.01)%        3.58%          3.76%      --        --
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life 2000 Sales 1999 and after,
Survivorship Incentive Life 0.60% (d)
Unit Value, end of period ..................................     $ 103.65      $ 106.42       $ 103.35       --        --
Net Assets (000's) .........................................     $  7,670      $  1,596       $    413       --        --
Number of units outstanding, end of period (000's) .........           74            15              4       --        --
Total Return ...............................................       ( 2.60)%        2.97%          3.32%      --        --
Accumulator Life 1.35% (f)
Unit Value, end of period ..................................     $ 100.40      $ 103.87             --       --        --
Net Assets (000's) .........................................           --            --             --       --        --
Number of units outstanding, end of period (000's) .........           --            --             --       --        --
Total Return ...............................................       ( 3.34)%        2.19%            --       --        --

----------
(a) Units were made available for sale on May 1, 1997.
(b) Units were made available for sale on August 20, 1997.
(c) Units were made available for sale on June 4, 1999.
(d) Units were made available for sale on August 30, 1999.
(e) Units were made available for sale on May 22, 2000.
(f) Units were made available for sale on June 22, 2000.
(g) Units were made available for sale on October 22, 2000.
(h) Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio occurred on May 18, 2001 (See Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l) Units were made available for sale on August 1, 1997.
(m) Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2001


8. Accumulation Unit Values (Continued)


   Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units. All of the units are Class IB except for those sold through Incentive Life Plus Original Series, IL COLI, and Incentive Life COLI which are Class IA and Class IB units.


                                                                                  Years Ended December 31,
                                                             ------------------------------------------------------------------
                                                                 2001         2000         1999          1998          1997
                                                             ----------- ------------- ------------ ------------- -------------
EQ/Emerging Markets Equity
------------------------------------------------------------
Incentive Life Plus Original Series, IL COLI, Incentive Life COLI 0.00% (b)
Unit Value, end of period ..................................   $ 64.83     $  68.35      $ 114.00     $  58.24      $  79.81
Net Assets (000's) .........................................   $ 8,493     $ 11,825      $ 13,452     $  2,213      $    239
Number of units outstanding, end of period (000's) .........       131          173           118           38             3
Total Return ...............................................     (5.15)%     (40.12)%       95.74%      (27.03)%      (20.19)%
Survivorship 2000 0.90% (l)
Unit Value, end of period ..................................   $ 62.32     $  66.30      $ 111.59     $  57.53      $  79.54
Net Assets (000's) .........................................   $ 1,558     $  1,724      $  2,120     $    575      $    159
Number of units outstanding, end of period (000's) .........        25           26            19           10             2
Total Return ...............................................     (6.01)%     (40.59)%       93.97%      (27.67)%      (20.46)%
Survivorship Incentive Life 0.60% (c)
Unit Value, end of period ..................................   $ 85.61     $  90.81      $ 152.38           --            --
Net Assets (000's) .........................................   $ 1,027     $    636            --           --            --
Number of units outstanding, end of period (000's) .........        12            7            --           --            --
Total Return ...............................................     (5.73)%     (40.41)%       94.57%          --            --
Accumulator Life 1.35% (f)
Unit Value, end of period ..................................   $ 92.15     $  98.49            --           --            --
Net Assets (000's) .........................................        --           --            --           --            --
Number of units outstanding, end of period (000's) .........        --           --            --           --            --
Total Return ...............................................     (6.44)%     (40.85)%          --           --            --

----------
(a) Units were made available for sale on May 1, 1997.
(b) Units were made available for sale on August 20, 1997.
(c) Units were made available for sale on June 4, 1999.
(d) Units were made available for sale on August 30, 1999.
(e) Units were made available for sale on May 22, 2000.
(f) Units were made available for sale on June 22, 2000.
(g) Units were made available for sale on October 22, 2000.
(h) Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio occurred on May 18, 2001 (See Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l) Units were made available for sale on August 1, 1997.
(m) Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2001


8. Accumulation Unit Values (Continued)


   Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units. All of the units are Class IB except for those sold through Incentive Life Plus Original Series, IL COLI, and Incentive Life COLI which are Class IA and Class IB units.


                                                                                  Years Ended December 31,
                                                             ------------------------------------------------------------------
                                                                  2001          2000         1999         1998         1997
                                                             ------------- ------------- ------------ ------------ ------------
EQ/Equity 500 Index (k)
------------------------------------------------------------
Incentive Life Plus Original Series, IL COLI, Incentive Life COLI 0.00%
Unit Value, end of period ..................................   $ 271.91      $ 308.78      $ 341.51     $ 283.69     $ 221.51
Net Assets (000's) .........................................   $112,027      $118,263      $101,087     $ 49,646     $ 23,702
Number of units outstanding, end of period (000's) .........        412           383           296          175          107
Total Return ...............................................     (11.94)%     (  9.58)%       20.38%       28.07%       32.57%
Incentive Life 2000 Sales 1999 and after, Survivorship Incentive Life, Incentive Life Plus 0.60% (c)
Unit Value, end of period ..................................   $  85.84      $  98.32      $ 109.66           --           --
Net Assets (000's) .........................................   $ 49,358      $ 29,693      $  5,593           --           --
Number of units outstanding, end of period (000's) .........        575           302            51           --           --
Total Return ...............................................     (12.69)%     ( 10.34)%        9.66%          --           --
Survivorship 2000 0.90% (f)
Unit Value, end of period ..................................   $  97.75      $ 112.30            --           --           --
Net Assets (000's) .........................................         --            --            --           --           --
Number of units outstanding, end of period (000's) .........         --            --            --           --           --
Total Return ...............................................     (12.95)%     ( 10.66)%          --           --           --
Accumulator Life 1.35% (f)
Unit Value, end of period ..................................   $  81.74      $  94.33            --           --           --
Net Assets (000's) .........................................         --            --            --           --           --
Number of units outstanding, end of period (000's) .........         --            --            --           --           --
Total Return ...............................................     (13.35)%     ( 11.02)%          --           --           --

----------
(a) Units were made available for sale on May 1, 1997.
(b) Units were made available for sale on August 20, 1997.
(c) Units were made available for sale on June 4, 1999.
(d) Units were made available for sale on August 30, 1999.
(e) Units were made available for sale on May 22, 2000.
(f) Units were made available for sale on June 22, 2000.
(g) Units were made available for sale on October 22, 2000.
(h) Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio occurred on May 18, 2001 (See Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l) Units were made available for sale on August 1, 1997.
(m) Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2001


8. Accumulation Unit Values (Continued)


   Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units. All of the units are Class IB except for those sold through Incentive Life Plus Original Series, IL COLI, and Incentive Life COLI which are Class IA and Class IB units.


                                                                                  Years Ended December 31,
                                                               --------------------------------------------------------------
                                                                    2001            2000            1999        1998     1997
                                                               -------------   -------------   -------------   ------   -----
EQ/Evergreen Omega
------------------------------------------------------------
Incentive Life Plus Original Series, IL COLI, Incentive Life COLI 0.00% (c)
Unit Value, end of period ..................................     $  78.47        $ 94.55         $  98.90      --       --
Net Assets (000's) .........................................     $    314              --              --      --       --
Number of units outstanding, end of period (000's) .........            4              --              --      --       --
Total Return ...............................................       (17.01)%         11.66%           9.70%     --       --
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life 2000 Sales 1999 and after, Survivorship
Incentive Life 0.60% (c)
Unit Value, end of period ..................................     $  74.98        $  90.90        $ 103.57      --       --
Net Assets (000's) .........................................     $    900        $    455              --      --       --
Number of units outstanding, end of period (000's) .........           12               5              --      --       --
Total Return ...............................................       (17.51)%        (12.24)%          9.06%     --       --
Accumulator Life 1.35% (f)
Unit Value, end of period ..................................     $  75.99        $  92.82              --      --       --
Net Assets (000's) .........................................           --              --              --      --       --
Number of units outstanding, end of period (000's) .........           --              --              --      --       --
Total Return ...............................................       (18.14)%        (12.90)%            --      --       --

----------
(a) Units were made available for sale on May 1, 1997.
(b) Units were made available for sale on August 20, 1997.
(c) Units were made available for sale on June 4, 1999.
(d) Units were made available for sale on August 30, 1999.
(e) Units were made available for sale on May 22, 2000.
(f) Units were made available for sale on June 22, 2000.
(g) Units were made available for sale on October 22, 2000.
(h) Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio occurred on May 18, 2001 (See Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l) Units were made available for sale on August 1, 1997.
(m) Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2001


8. Accumulation Unit Values (Continued)


   Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units. All of the units are Class IB except for those sold through Incentive Life Plus Original Series, IL COLI, and Incentive Life COLI which are Class IA and Class IB units.


                                                                              Years Ended December 31,
                                                               ------------------------------------------------------
                                                                    2001           2000        1999     1998     1997
                                                               -------------   ------------   ------   ------   -----
EQ/FI Mid Cap
------------------------------------------------------------
Incentive Life Plus Original Series, IL COLI, Incentive Life COLI 0.00% (g)
Unit Value, end of period ..................................     $  86.96        $ 100.42     --       --       --
Net Assets (000's) .........................................     $  1,217        $    301     --       --       --
Number of units outstanding, end of period (000's) .........           14               3     --       --       --
Total Return ...............................................       (13.41)%          0.46%    --       --       --
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life 2000 Sales 1999 and after,
Survivorship Incentive Life 0.60% (g)
Unit Value, end of period ..................................     $  86.26        $ 100.23     --       --       --
Net Assets (000's) .........................................     $ 13,025        $  1,103     --       --       --
Number of units outstanding, end of period (000's) .........          151              11     --       --       --
Total Return ...............................................       (13.93)%          0.23%    --       --       --
Accumulator Life 1.35% (g)
Unit Value, end of period ..................................     $  85.40        $  99.98     --       --       --
Net Assets (000's) .........................................           --              --     --       --       --
Number of units outstanding, end of period (000's) .........           --              --     --       --       --
Total Return ...............................................       (14.58)%       (  0.02)%   --       --       --

----------
(a) Units were made available for sale on May 1, 1997.
(b) Units were made available for sale on August 20, 1997.
(c) Units were made available for sale on June 4, 1999.
(d) Units were made available for sale on August 30, 1999.
(e) Units were made available for sale on May 22, 2000.
(f) Units were made available for sale on June 22, 2000.
(g) Units were made available for sale on October 22, 2000.
(h) Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio occurred on May 18, 2001 (See Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l) Units were made available for sale on August 1, 1997.
(m) Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2001


8. Accumulation Unit Values (Continued)


   Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units. All of the units are Class IB except for those sold through Incentive Life Plus Original Series, IL COLI, and Incentive Life COLI which are Class IA and Class IB units.


                                                                                 Years Ended December 31,
                                                             ----------------------------------------------------------------
                                                                 2001         2000         1999         1998         1997
                                                             ------------ ------------ ------------ ------------ ------------
EQ/FI Small/Mid Cap Value
------------------------------------------------------------
Incentive Life Plus Original Series, IL COLI, Incentive Life COLI 0.00% (a)
Unit Value, end of period ..................................   $ 119.34    $ 114.75     $ 109.14      $ 107.21    $ 119.13
Net Assets (000's) .........................................   $ 10,741    $  6,656     $  5,457      $  5,146    $  1,668
Number of units outstanding, end of period (000's) .........         90          58           50            48          14
Total Return ...............................................       4.00%       5.13%        1.80%      ( 10.02)%     19.13%
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000 0.60% (a)
Unit Value, end of period ..................................   $ 116.03    $ 112.24     $ 107.40      $ 106.14    $ 118.65
Net Assets (000's) .........................................   $  1,508    $ 28,172     $ 27,924      $ 29,082    $ 21,594
Number of units outstanding, end of period (000's) .........         13         251          260           274         182
Total Return ...............................................     (32.63)%      4.51%        1.19%      ( 10.55)%     18.65%
Survivorship 2000 0.90% (g)
Unit Value, end of period ..................................   $  90.19    $  87.52           --            --          --
Net Assets (000's) .........................................         --          --           --            --          --
Number of units outstanding, end of period (000's) .........         --          --           --            --          --
Total Return ...............................................       3.05%       4.20%          --            --          --
Accumulator Life 1.35% (f)
Unit Value, end of period ..................................   $  88.78    $  86.54           --            --          --
Net Assets (000's) .........................................         --          --           --            --          --
Number of units outstanding, end of period (000's) .........         --          --           --            --          --
Total Return ...............................................       2.59%       3.73%          --            --          --

----------
(a) Units were made available for sale on May 1, 1997.
(b) Units were made available for sale on August 20, 1997.
(c) Units were made available for sale on June 4, 1999.
(d) Units were made available for sale on August 30, 1999.
(e) Units were made available for sale on May 22, 2000.
(f) Units were made available for sale on June 22, 2000.
(g) Units were made available for sale on October 22, 2000.
(h) Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio occurred on May 18, 2001 (See Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l) Units were made available for sale on August 1, 1997.
(m) Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2001


8. Accumulation Unit Values (Continued)


   Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units. All of the units are Class IB except for those sold through Incentive Life Plus Original Series, IL COLI, and Incentive Life COLI which are Class IA and Class IB units.


                                                                                 Years Ended December 31,
                                                               ------------------------------------------------------------
                                                                    2001           2000           1999        1998     1997
                                                               -------------   ------------   ------------   ------   -----
EQ/International Equity Index
------------------------------------------------------------
Incentive Life 2000 Sales 1999 and after, Incentive Life Plus 0.60% (c)
Unit Value, end of period ..................................     $  77.32        $ 104.37       $ 127.44     --       --
Net Assets (000's) .........................................     $    309        $    209             --     --       --
Number of units outstanding, end of period (000's) .........            4               2             --     --       --
Total Return ...............................................       (25.91)%       ( 18.11)%        26.70%    --       --
Survivorship Incentive Life 0.60% (c)
Unit Value, end of period ..................................     $  76.28        $ 102.96       $ 125.72     --       --
Net Assets (000's) .........................................           --              --             --     --       --
Number of units outstanding, end of period (000's) .........           --              --             --     --       --
Total Return ...............................................       (25.91)%       ( 18.11)%        25.72%    --       --
Survivorship 2000 0.90% (c)
Unit Value, end of period ..................................     $  76.52        $ 103.61       $ 126.89     --       --
Net Assets (000's) .........................................           --              --             --     --       --
Number of units outstanding, end of period (000's) .........           --              --             --     --       --
Total Return ...............................................       (26.14)%       ( 18.35)%        26.32%    --       --
Accumulator Life 1.35% (f)
Unit Value, end of period ..................................     $  67.87        $  92.30             --     --       --
Net Assets (000's) .........................................           --              --             --     --       --
Number of units outstanding, end of period (000's) .........           --              --             --     --       --
Total Return ...............................................       (26.47)%       ( 18.72)%           --     --       --

----------
(a) Units were made available for sale on May 1, 1997.
(b) Units were made available for sale on August 20, 1997.
(c) Units were made available for sale on June 4, 1999.
(d) Units were made available for sale on August 30, 1999.
(e) Units were made available for sale on May 22, 2000.
(f) Units were made available for sale on June 22, 2000.
(g) Units were made available for sale on October 22, 2000.
(h) Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio occurred on May 18, 2001 (See Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l) Units were made available for sale on August 1, 1997.
(m) Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2001


8. Accumulation Unit Values (Continued)


   Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units. All of the units are Class IB except for those sold through Incentive Life Plus Original Series, IL COLI, and Incentive Life COLI which are Class IA and Class IB units.


                                                                                Years Ended December 31,
                                                               -----------------------------------------------------------
                                                                   2001           2000           1999        1998     1997
                                                               ------------   ------------   ------------   ------   -----
EQ/J.P. Morgan Core Bond
------------------------------------------------------------
Incentive Life 2000 Sales 1999 and after, Incentive Life Plus 0.60% (c)
Unit Value, end of period ..................................      $121.50       $ 113.24       $ 102.19     --       --
Net Assets (000's) .........................................      $ 2,795       $    340             --     --       --
Number of units outstanding, end of period (000's) .........           23              3             --     --       --
Total Return ...............................................         7.29%         10.82%          0.45%    --       --
Survivorship Incentive Life 0.60% (c)
Unit Value, end of period ..................................      $119.43       $ 111.31       $ 100.44     --       --
Net Assets (000's) .........................................      $ 1,911       $    668             --     --       --
Number of units outstanding, end of period (000's) .........           16              6             --     --       --
Total Return ...............................................         7.29%         10.82%          0.45%    --       --
Survivorship 2000 0.90% (m)
Unit Value, end of period ..................................      $120.25       $ 112.42       $ 101.74     --       --
Net Assets (000's) .........................................           --             --             --     --       --
Number of units outstanding, end of period (000's) .........           --             --             --     --       --
Total Return ...............................................         6.97%          9.99%         (2.48)%   --       --
Accumulator Life 1.35% (f)
Unit Value, end of period ..................................      $117.22       $ 110.09             --     --       --
Net Assets (000's) .........................................           --             --             --     --       --
Number of units outstanding, end of period (000's) .........           --             --             --     --       --
Total Return ...............................................         6.47%          9.99%            --     --       --

----------
(a) Units were made available for sale on May 1, 1997.
(b) Units were made available for sale on August 20, 1997.
(c) Units were made available for sale on June 4, 1999.
(d) Units were made available for sale on August 30, 1999.
(e) Units were made available for sale on May 22, 2000.
(f) Units were made available for sale on June 22, 2000.
(g) Units were made available for sale on October 22, 2000.
(h) Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio occurred on May 18, 2001 (See Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l) Units were made available for sale on August 1, 1997.
(m) Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2001


8. Accumulation Unit Values (Continued)


   Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units. All of the units are Class IB except for those sold through Incentive Life Plus Original Series, IL COLI, and Incentive Life COLI which are Class IA and Class IB units.


                                                                              Years Ended December 31,
                                                               -------------------------------------------------------
                                                                    2001            2000        1999     1998     1997
                                                               -------------   -------------   ------   ------   -----
EQ/Janus Large Cap Growth
------------------------------------------------------------
Incentive Life Plus Original Series, IL COLI, Incentive Life COLI 0.00% (g)
Unit Value, end of period ..................................     $  64.96        $  84.32      --       --       --
Net Assets (000's) .........................................     $  2,014        $    337      --       --       --
Number of units outstanding, end of period (000's) .........           31               4      --       --       --
Total Return ...............................................       (22.96)%        (15.70)%    --       --       --
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life 2000 Sales 1999 and after,
Survivorship Incentive Life 0.60% (g)
Unit Value, end of period ..................................     $  64.44        $  84.15      --       --       --
Net Assets (000's) .........................................     $ 11,148        $  3,029      --       --       --
Number of units outstanding, end of period (000's) .........          173              36      --       --       --
Total Return ...............................................       (23.42)%        (15.85)%    --       --       --
Accumulator Life 1.35% (g)
Unit Value, end of period ..................................     $  63.79        $  83.94      --       --       --
Net Assets (000's) .........................................           --              --      --       --       --
Number of units outstanding, end of period (000's) .........           --              --      --       --       --
Total Return ...............................................       (24.01)%        (16.06)%    --       --       --

----------
(a) Units were made available for sale on May 1, 1997.
(b) Units were made available for sale on August 20, 1997.
(c) Units were made available for sale on June 4, 1999.
(d) Units were made available for sale on August 30, 1999.
(e) Units were made available for sale on May 22, 2000.
(f) Units were made available for sale on June 22, 2000.
(g) Units were made available for sale on October 22, 2000.
(h) Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio occurred on May 18, 2001 (See Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l) Units were made available for sale on August 1, 1997.
(m) Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2001


8. Accumulation Unit Values (Continued)


   Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units. All of the units are Class IB except for those sold through Incentive Life Plus Original Series, IL COLI, and Incentive Life COLI which are Class IA and Class IB units.


                                                                                Years Ended December 31,
                                                               ----------------------------------------------------------
                                                                   2001           2000           1999       1998     1997
                                                               ------------   ------------   -----------   ------   -----
EQ/Lazard Small Cap Value
------------------------------------------------------------
Incentive Life 2000 Sales 1999 and after, Incentive Life Plus 0.60% (g)
Unit Value, end of period ..................................     $ 134.71       $ 115.10            --     --       --
Net Assets (000's) .........................................     $  1,482       $    115            --     --       --
Number of units outstanding, end of period (000's) .........           11              1            --     --       --
Total Return ...............................................        17.04%         17.81%           --     --       --
Survivorship Incentive Life 0.60% (g)
Unit Value, end of period ..................................     $ 131.16       $ 112.07            --     --       --
Net Assets (000's) .........................................     $    787             --            --     --       --
Number of units outstanding, end of period (000's) .........            6             --            --     --       --
Total Return ...............................................        17.04%         17.81%           --     --       --
Survivorship 2000 0.90% (c)
Unit Value, end of period ..................................     $ 133.32       $ 114.26       $ 97.28     --       --
Net Assets (000's) .........................................           --             --            --     --       --
Number of units outstanding, end of period (000's) .........           --             --            --     --       --
Total Return ...............................................        16.68%         17.45%         0.82%    --       --
Accumulator Life 1.35% (f)
Unit Value, end of period ..................................     $ 132.19       $ 113.81            --     --       --
Net Assets (000's) .........................................           --             --            --     --       --
Number of units outstanding, end of period (000's) .........           --             --            --     --       --
Total Return ...............................................        16.15%         16.92%           --     --       --

----------
(a) Units were made available for sale on May 1, 1997.
(b) Units were made available for sale on August 20, 1997.
(c) Units were made available for sale on June 4, 1999.
(d) Units were made available for sale on August 30, 1999.
(e) Units were made available for sale on May 22, 2000.
(f) Units were made available for sale on June 22, 2000.
(g) Units were made available for sale on October 22, 2000.
(h) Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio occurred on May 18, 2001 (See Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l) Units were made available for sale on August 1, 1997.
(m) Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2001


8. Accumulation Unit Values (Continued)


   Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units. All of the units are Class IB except for those sold through Incentive Life Plus Original Series, IL COLI, and Incentive Life COLI which are Class IA and Class IB units.


                                                                          Years Ended December 31,
                                                               -----------------------------------------------
                                                                   2001        2000     1999     1998     1997
                                                               ------------   ------   ------   ------   -----
EQ/Marsico Focus
------------------------------------------------------------
Incentive Life Plus Original Series, IL COLI, Incentive Life COLI 0.00% (h)
Unit Value, end of period ..................................     $ 106.25     --       --       --       --
Net Assets (000's) .........................................           --     --       --       --       --
Number of units outstanding, end of period (000's) .........           --     --       --       --       --
Total Return ...............................................         7.87%    --       --       --       --
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life 2000 Sales 1999 and
after, Survivorship
Incentive Life 0.60% (h)
Unit Value, end of period ..................................     $ 106.09     --       --       --       --
Net Assets (000's) .........................................     $    637     --       --       --       --
Number of units outstanding, end of period (000's) .........            6     --       --       --       --
Total Return ...............................................         6.09%    --       --       --       --
Accumulator Life 1.35% (h)
Unit Value, end of period ..................................     $ 105.90     --       --       --       --
Net Assets (000's) .........................................           --     --       --       --       --
Number of units outstanding, end of period (000's) .........           --     --       --       --       --
Total Return ...............................................         7.63%    --       --       --       --

----------
(a) Units were made available for sale on May 1, 1997.
(b) Units were made available for sale on August 20, 1997.
(c) Units were made available for sale on June 4, 1999.
(d) Units were made available for sale on August 30, 1999.
(e) Units were made available for sale on May 22, 2000.
(f) Units were made available for sale on June 22, 2000.
(g) Units were made available for sale on October 22, 2000.
(h) Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio occurred on May 18, 2001 (See Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l) Units were made available for sale on August 1, 1997.
(m) Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2001


8. Accumulation Unit Values (Continued)


   Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units. All of the units are Class IB except for those sold through Incentive Life Plus Original Series, IL COLI, and Incentive Life COLI which are Class IA and Class IB units.


                                                                                 Years Ended December 31,
                                                             ----------------------------------------------------------------
                                                                 2001         2000         1999         1998         1997
                                                             ------------ ------------ ------------ ------------ ------------
EQ/Mercury Basic Value Equity
------------------------------------------------------------
Incentive Life Plus Original Series, IL COLI, Incentive Life COLI 0.00% (a)
Unit Value, end of period ..................................  $ 183.25     $ 173.64     $ 155.30     $ 130.57     $ 117.02
Net Assets (000's) .........................................  $ 17,592     $ 12,676     $  6,678     $  2,873     $    585
Number of units outstanding, end of period (000's) .........        96           73           43           22            5
Total Return ...............................................      5.53%       11.81%       19.00%       11.59%       17.02%
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life 2000 Series 1999 and after 0.60% (a)
Unit Value, end of period ..................................  $ 178.18     $ 169.86     $ 152.83     $ 129.27     $ 116.55
Net Assets (000's) .........................................  $ 68,777     $ 35,161     $ 29,649     $ 15,512     $  4,779
Number of units outstanding, end of period (000's) .........       386          207          194          120           41
Total Return ...............................................      4.90%       11.14%       18.23%       10.91%       16.55%
Survivorship Incentive Life 0.60% (c)
Unit Value, end of period ..................................  $ 116.52     $ 111.08     $  99.95           --           --
Net Assets (000's) .........................................  $  2,330     $    778     $    200           --           --
Number of units outstanding, end of period (000's) .........        20            7            2           --           --
Total Return ...............................................      4.90%       11.14%       18.23%          --           --
Accumulator Life 1.35% (f)
Unit Value, end of period ..................................  $ 132.83     $ 127.60           --           --           --
Net Assets (000's) .........................................        --           --           --           --           --
Number of units outstanding, end of period (000's) .........        --           --           --           --           --
Total Return ...............................................      4.10%       10.31%          --           --           --

----------
(a) Units were made available for sale on May 1, 1997.
(b) Units were made available for sale on August 20, 1997.
(c) Units were made available for sale on June 4, 1999.
(d) Units were made available for sale on August 30, 1999.
(e) Units were made available for sale on May 22, 2000.
(f) Units were made available for sale on June 22, 2000.
(g) Units were made available for sale on October 22, 2000.
(h) Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio occurred on May 18, 2001 (See Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l) Units were made available for sale on August 1, 1997.
(m) Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2001


8. Accumulation Unit Values (Continued)


   Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units. All of the units are Class IB except for those sold through Incentive Life Plus Original Series, IL COLI, and Incentive Life COLI which are Class IA and Class IB units.


                                                                                  Years Ended December 31,
                                                             ------------------------------------------------------------------
                                                                  2001          2000         1999         1998         1997
                                                             ------------- ------------- ------------ ------------ ------------
EQ/MFS Emerging Growth Companies
------------------------------------------------------------
Incentive Life Plus Original Series, IL COLI, Incentive Life COLI 0.00% (a)
Unit Value, end of period ..................................   $ 153.10      $ 232.15      $ 286.03    $ 164.70     $ 122.44
Net Assets (000's) .........................................   $ 24,190      $ 33,662      $ 28,031    $  5,106     $    490
Number of units outstanding, end of period (000's) .........        158           145            98          31            4
Total Return ...............................................    ( 34.05)%     ( 18.56)%       73.62%      34.51%       22.44%
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life 2000 Sales 1999 and after 0.60% (a)
Unit Value, end of period ..................................   $ 148.86      $ 227.09      $ 281.48    $ 163.05     $ 121.95
Net Assets (000's) .........................................   $173,124      $254,795      $193,377    $ 47,121     $  9,146
Number of units outstanding, end of period (000's) .........      1,163         1,122           687         289           75
Total Return ...............................................    ( 34.57)%     ( 19.32)%       72.63%      33.71%       21.95%
Survivorship Incentive Life 0.60% (c)
Unit Value, end of period ..................................   $  85.53      $ 130.48      $ 161.73          --           --
Net Assets (000's) .........................................   $  6,329      $  5,480      $    485          --           --
Number of units outstanding, end of period (000's) .........         74            42             3          --           --
Total Return ...............................................    ( 34.45)%     ( 19.32)%       72.63%         --           --
Accumulator Life 1.35% (f)
Unit Value, end of period ..................................   $  96.14      $ 147.79            --          --           --
Net Assets (000's) .........................................         --            --            --          --           --
Number of units outstanding, end of period (000's) .........         --            --            --          --           --
Total Return ...............................................    ( 34.95)%     ( 19.93)%          --          --           --

----------
(a) Units were made available for sale on May 1, 1997.
(b) Units were made available for sale on August 20, 1997.
(c) Units were made available for sale on June 4, 1999.
(d) Units were made available for sale on August 30, 1999.
(e) Units were made available for sale on May 22, 2000.
(f) Units were made available for sale on June 22, 2000.
(g) Units were made available for sale on October 22, 2000.
(h) Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio occurred on May 18, 2001 (See Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l) Units were made available for sale on August 1, 1997.
(m) Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2001


8. Accumulation Unit Values (Continued)


   Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units. All of the units are Class IB except for those sold through Incentive Life Plus Original Series, IL COLI, and Incentive Life COLI which are Class IA and Class IB units.


                                                                                 Years Ended December 31,
                                                               ------------------------------------------------------------
                                                                    2001           2000           1999        1998     1997
                                                               -------------   ------------   ------------   ------   -----
EQ/MFS Investors Trust
------------------------------------------------------------
Incentive Life Plus Original Series, IL COLI, Incentive Life COLI 0.00% (c)
Unit Value, end of period ..................................     $  86.36        $ 102.79      $ 103.50      --       --
Net Assets (000's) .........................................     $    518        $    411      $    104      --       --
Number of units outstanding, end of period (000's) .........            6               4             1      --       --
Total Return ...............................................       (15.98)%       (  0.77)%        8.76%     --       --
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life 2000 Sales 1999 and after,
Survivorship Incentive Life 0.60% (c)
Unit Value, end of period ..................................     $  85.03        $ 101.82      $ 103.15      --       --
Net Assets (000's) .........................................     $  3,486        $  1,731      $    309      --       --
Number of units outstanding, end of period (000's) .........           41              17             3      --       --
Total Return ...............................................       (16.49)%       (  1.29)%        8.06%     --       --
Accumulator Life 1.35% (f)
Unit Value, end of period ..................................     $  84.83        $ 102.36             --     --       --
Net Assets (000's) .........................................           --              --             --     --       --
Number of units outstanding, end of period (000's) .........           --              --             --     --       --
Total Return ...............................................       (17.12)%          2.03%            --     --       --

----------
(a) Units were made available for sale on May 1, 1997.
(b) Units were made available for sale on August 20, 1997.
(c) Units were made available for sale on June 4, 1999.
(d) Units were made available for sale on August 30, 1999.
(e) Units were made available for sale on May 22, 2000.
(f) Units were made available for sale on June 22, 2000.
(g) Units were made available for sale on October 22, 2000.
(h) Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio occurred on May 18, 2001 (See Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l) Units were made available for sale on August 1, 1997.
(m) Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2001


8. Accumulation Unit Values (Continued)


   Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units. All of the units are Class IB except for those sold through Incentive Life Plus Original Series, IL COLI, and Incentive Life COLI which are Class IA and Class IB units.


                                                                                 Years Ended December 31,
                                                             ----------------------------------------------------------------
                                                                 2001         2000         1999         1998         1997
                                                             ------------ ------------ ------------ ------------ ------------
EQ/MFS Research
------------------------------------------------------------
Incentive Life Plus Original Series, IL COLI, Incentive Life COLI 0.00% (a)
Unit Value, end of period ..................................   $ 131.34     $ 167.99    $ 177.32     $ 144.03     $ 116.05
Net Assets (000's) .........................................   $ 10,770     $ 12,095    $  7,270     $  3,025     $    348
Number of units outstanding, end of period (000's) .........         82           72          41           21            3
Total Return ...............................................    ( 21.82)%    (  5.25)%     23.12%       24.11%       16.05%
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life 2000 Sales 1999 and after 0.60% (a)
Unit Value, end of period ..................................   $ 127.70     $ 164.33    $ 174.50     $ 142.59     $ 115.59
Net Assets (000's) .........................................   $ 41,247     $ 48,477    $ 36,645     $ 22,672     $  6,589
Number of units outstanding, end of period (000's) .........        323          295         210          159           57
Total Return ...............................................    ( 22.29)%    (  5.83)%     22.38%       23.36%       15.59%
Survivorship Incentive Life 0.60% (c)
Unit Value, end of period ..................................   $  85.96     $ 110.61    $ 117.46           --           --
Net Assets (000's) .........................................   $  1,461     $  1,106    $    117           --           --
Number of units outstanding, end of period (000's) .........         17           10           1           --           --
Total Return ...............................................    ( 22.29)%    (  5.83)%     22.38%          --           --
Accumulator Life 1.35% (f)
Unit Value, end of period ..................................   $  88.20     $ 114.37           --          --           --
Net Assets (000's) .........................................         --           --           --          --           --
Number of units outstanding, end of period (000's) .........         --           --           --          --           --
Total Return ...............................................    ( 22.88)%    (  6.58)%         --          --           --

----------
(a) Units were made available for sale on May 1, 1997.
(b) Units were made available for sale on August 20, 1997.
(c) Units were made available for sale on June 4, 1999.
(d) Units were made available for sale on August 30, 1999.
(e) Units were made available for sale on May 22, 2000.
(f) Units were made available for sale on June 22, 2000.
(g) Units were made available for sale on October 22, 2000.
(h) Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio occurred on May 18, 2001 (See Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l) Units were made available for sale on August 1, 1997.
(m) Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2001


8. Accumulation Unit Values (Continued)


   Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units. All of the units are Class IB except for those sold through Incentive Life Plus Original Series, IL COLI, and Incentive Life COLI which are Class IA and Class IB units.


                                                                                 Years Ended December 31,
                                                             ----------------------------------------------------------------
                                                                 2001         2000         1999         1998         1997
                                                             ------------ ------------ ------------ ------------ ------------
EQ/Putnam Growth & Income Value
------------------------------------------------------------
Incentive Life Plus Original Series, IL COLI, Incentive Life COLI 0.00% (a)
Unit Value, end of period ..................................   $ 128.70    $ 138.10      $ 129.34    $ 131.12     $ 116.22
Net Assets (000's) .........................................   $  5,405    $   4,972     $  3,622    $  2,229    $     581
Number of units outstanding, end of period (000's) .........         42           36           28          17            5
Total Return ...............................................    (  6.81)%       6.78%     (  1.36)%     12.82%       16.22%
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life 2000 Sales 1999 and after 0.60% (a)
Unit Value, end of period ..................................   $ 125.14    $ 135.09      $ 127.28    $ 129.81     $ 115.75
Net Assets (000's) .........................................   $ 19,897    $  16,616     $ 16,165    $ 12,981    $   4,862
Number of units outstanding, end of period (000's) .........        159          123          127         100           42
Total Return ...............................................    (  7.37)%       6.14%     (  1.95)%     12.14%       15.75%
Survivorship Incentive Life 0.60% (c)
Unit Value, end of period ..................................   $  87.82    $  94.81      $  89.32          --           --
Net Assets (000's) .........................................   $  1,405    $     758     $     89          --           --
Number of units outstanding, end of period (000's) .........         16            8            1          --           --
Total Return ...............................................    (  7.37)%       6.14%     (  1.95)%        --           --
Accumulator Life 1.35% (f)
Unit Value, end of period ..................................   $  95.74    $ 104.15            --          --           --
Net Assets (000's) .........................................         --           --           --          --           --
Number of units outstanding, end of period (000's) .........         --           --           --          --           --
Total Return ...............................................    (  8.07)%       5.34%          --          --           --

----------
(a) Units were made available for sale on May 1, 1997.
(b) Units were made available for sale on August 20, 1997.
(c) Units were made available for sale on June 4, 1999.
(d) Units were made available for sale on August 30, 1999.
(e) Units were made available for sale on May 22, 2000.
(f) Units were made available for sale on June 22, 2000.
(g) Units were made available for sale on October 22, 2000.
(h) Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio occurred on May 18, 2001 (See Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l) Units were made available for sale on August 1, 1997.
(m) Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2001


8. Accumulation Unit Values (Continued)


   Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units. All of the units are Class IB except for those sold through Incentive Life Plus Original Series, IL COLI, and Incentive Life COLI which are Class IA and Class IB units.


                                                                                Years Ended December 31,
                                                               -----------------------------------------------------------
                                                                   2001           2000           1999        1998     1997
                                                               ------------   ------------   ------------   ------   -----
EQ/Putnam International Equity
------------------------------------------------------------
Incentive Life 2000 Sales 1999 and after, Incentive Life Plus 0.60% (c)
Unit Value, end of period ..................................     $ 102.91       $ 131.93      $ 151.37      --       --
Net Assets (000's) .........................................     $  1,749       $    660            --      --       --
Number of units outstanding, end of period (000's) .........           17              5            --      --       --
Total Return ...............................................       (22.00)%      ( 12.84)%       59.29%     --       --
Survivorship Incentive Life 0.60% (c)
Unit Value, end of period ..................................     $ 100.79       $ 129.21      $ 148.24      --       --
Net Assets (000's) .........................................     $    605       $    388            --      --       --
Number of units outstanding, end of period (000's) .........            6              3            --      --       --
Total Return ...............................................       (22.00)%      ( 12.84)%       59.29%     --       --
Survivorship 2000 0.90% (c)
Unit Value, end of period ..................................     $ 101.85       $ 130.96      $ 150.71      --       --
Net Assets (000's) .........................................           --             --            --      --       --
Number of units outstanding, end of period (000's) .........           --             --            --      --       --
Total Return ...............................................       (22.23)%      ( 13.10)%       58.81%     --       --
Accumulator Life 1.35% (f)
Unit Value, end of period ..................................     $  91.80       $ 118.59            --      --       --
Net Assets (000's) .........................................           --             --            --      --       --
Number of units outstanding, end of period (000's) .........           --             --            --      --       --
Total Return ...............................................       (22.59)%      ( 13.50)%          --      --       --

----------
(a) Units were made available for sale on May 1, 1997.
(b) Units were made available for sale on August 20, 1997.
(c) Units were made available for sale on June 4, 1999.
(d) Units were made available for sale on August 30, 1999.
(e) Units were made available for sale on May 22, 2000.
(f) Units were made available for sale on June 22, 2000.
(g) Units were made available for sale on October 22, 2000.
(h) Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio occurred on May 18, 2001 (See Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l) Units were made available for sale on August 1, 1997.
(m) Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2001


8. Accumulation Unit Values (Continued)


   Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units. All of the units are Class IB except for those sold through Incentive Life Plus Original Series, IL COLI, and Incentive Life COLI which are Class IA and Class IB units.


                                                                                 Years Ended December 31,
                                                               ------------------------------------------------------------
                                                                    2001           2000           1999        1998     1997
                                                               -------------   ------------   ------------   ------   -----
EQ/Putnam Investors Growth
------------------------------------------------------------
Incentive Life 2000 Sales 1999 and after, Incentive Life Plus 0.60% (c)
Unit Value, end of period ..................................     $  86.79        $ 115.58      $ 141.41      --       --
Net Assets (000's) .........................................     $  1,028        $    578            --      --       --
Number of units outstanding, end of period (000's) .........           13               5            --      --       --
Total Return ...............................................       (24.91)%       ( 18.27)%       29.48%     --       --
Survivorship Incentive Life 0.60% (c)
Unit Value, end of period ..................................     $  76.19        $ 101.47      $ 124.14      --       --
Net Assets (000's) .........................................     $    305        $    203            --      --       --
Number of units outstanding, end of period (000's) .........            4               2            --      --       --
Total Return ...............................................       (24.91)%         18.26%        29.48%     --       --
Survivorship 2000 0.90% (d)
Unit Value, end of period ..................................     $  85.89        $ 114.73      $ 140.79      --       --
Net Assets (000's) .........................................           --              --            --      --       --
Number of units outstanding, end of period (000's) .........           --              --            --      --       --
Total Return ...............................................       (25.14)%       ( 18.51)%       29.09%     --       --
Accumulator Life 1.35% (f)
Unit Value, end of period ..................................     $  74.09        $  99.43            --      --       --
Net Assets (000's) .........................................           --              --            --      --       --
Number of units outstanding, end of period (000's) .........           --              --            --      --       --
Total Return ...............................................       (25.48)%       ( 18.88)%          --      --       --

----------
(a) Units were made available for sale on May 1, 1997.
(b) Units were made available for sale on August 20, 1997.
(c) Units were made available for sale on June 4, 1999.
(d) Units were made available for sale on August 30, 1999.
(e) Units were made available for sale on May 22, 2000.
(f) Units were made available for sale on June 22, 2000.
(g) Units were made available for sale on October 22, 2000.
(h) Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio occurred on May 18, 2001 (See Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l) Units were made available for sale on August 1, 1997.
(m) Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2001


8. Accumulation Unit Values (Concluded)


   Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units. All of the units are Class IB except for those sold through Incentive Life Plus Original Series, IL COLI, and Incentive Life COLI which are Class IA and Class IB units.


                                                                                        Years Ended December 31,
                                                                           ---------------------------------------------------
                                                                               2001         2000         1999      1998   1997
                                                                           ------------ ------------ ------------ ------ -----
EQ/Small Company Index
--------------------------------------------------------------------------
Incentive Life 2000 Sales 1999 and after, Incentive Life Plus 0.60% (c)
Unit Value, end of period ................................................  $ 113.24     $ 111.63     $ 116.25     --     --
Net Assets (000's) .......................................................  $    566           --           --     --     --
Number of units outstanding, end of period (000's) .......................         5           --           --     --     --
Total Return .............................................................      1.44%       (3.98)%      20.00%    --     --
Survivorship Incentive Life 0.60% (c)
Unit Value, end of period ................................................  $ 111.79     $ 110.20     $ 114.76     --     --
Net Assets (000's) .......................................................        --           --           --     --     --
Number of units outstanding, end of period (000's) .......................        --           --           --     --     --
Total Return .............................................................      1.44%       (3.97)%      14.76%    --     --
Survivorship 2000 0.90% (m)
Unit Value, end of period ................................................  $ 112.07     $ 110.81     $ 115.75     --     --
Net Assets (000's) .......................................................        --           --           --     --     --
Number of units outstanding, end of period (000's) .......................        --           --           --     --     --
Total Return .............................................................      1.13%       (4.26)%      19.64%    --     --
Accumulator Life 1.35% (f)
Unit Value, end of period ................................................  $ 101.48     $ 100.79           --     --     --
Net Assets (000's) .......................................................        --           --           --     --     --
Number of units outstanding, end of period (000's) .......................        --           --           --     --     --
Total Return .............................................................      0.65%        4.70%          --     --     --

----------------------

(a) Units were made available for sale on May 1, 1997.
(b) Units were made available for sale on August 20, 1997.
(c) Units were made available for sale on June 4, 1999.
(d) Units were made available for sale on August 30, 1999.
(e) Units were made available for sale on May 22, 2000.
(f) Units were made available for sale on June 22, 2000.
(g) Units were made available for sale on October 22, 2000.
(h) Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio occurred on May 18, 2001 (See Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l) Units were made available for sale on August 1, 1997.
(m) Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

Notes to Financial Statements (Concluded)

December 31, 2001


9. Investment Income ratio

   Shown below is the Investment Income ratio throughout the periods indicated. These amounts represent the dividends, excluding distributions of capital gains, received by the Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk chages, that result in direct reductions in the unit values. The recognition of investment income by the Account is affected by the timing of the declaration of dividends by the underlying fund in which the Account invests.



                                                                  Years Ended December 31,
                                               --------------------------------------------------------------
                                                  2001         2000         1999         1998         1997
                                               ----------   ----------   ----------   ----------   ----------
 EQ/Aggressive Stock .......................   0.49%         0.36%        0.33%        0.45%       0.15%
 EQ/Alliance Common Stock ..................   2.37%         0.61%        0.59%        0.61%       0.56%
 EQ/Alliance High Yield ....................   9.74%        10.46%       10.74%       10.51%       9.62%
 EQ/Alliance Money Market ..................   3.41%         5.76%        4.74%        5.00%       4.73%
 EQ/Alliance Premier Growth ................     --          0.93%        0.76%          --          --
 EQ/Alliance Small Cap Growth ..............   1.04%           --           --         0.01%       0.05%
 EQ/Alliance Technology ....................   0.01%           --           --           --          --
 EQ/Balanced ...............................   2.85%         3.23%        2.75%        2.65%       3.22%
 EQ/Bernstein Diversified Value ............   1.39%         2.16%          --           --          --
 EQ/Capital Guardian International .........   1.87%         0.66%          --           --          --
 EQ/Capital Guardian Research ..............   0.26%         2.11%        0.48%          --          --
 EQ/Capital Guardian US Equity .............   0.48%         2.75%        1.56%          --          --
 EQ/Emerging Markets Equity ................     --          7.80%        1.77%        0.48%       0.87%
 EQ/Equity 500 Index .......................   1.04%         0.64%        1.12%        1.15%       1.53%
 EQ/Evergreen Omega ........................   0.01%         0.36%        1.04%          --          --
 EQ/FI Mid Cap .............................   0.24%         0.39%          --           --          --
 EQ/FI Small/Mid Cap Value .................   0.71%         1.01%        0.18%        0.51%       1.37%
 EQ/International Equity Index .............   0.33%         0.54%        4.28%          --          --
 EQ/J.P. Morgan Core Bond ..................   6.57%        12.68%       13.75%          --          --
 EQ/Janus Large Cap Growth .................   0.01%         0.33%          --           --          --
 EQ/Lazard Small Cap Value .................   7.28%         5.58%          --           --          --
 EQ/Marsico Focus ..........................     --            --           --           --          --
 EQ/Mercury Basic Value Equity .............   3.87%         5.50%        8.01%        6.05%       2.41%
 EQ/MFS Emerging Growth Companies ..........   0.02%         2.02%        2.92%          --        5.91%
 EQ/MFS Investors Trust ....................   0.54%         0.54%        0.92%          --          --
 EQ/MFS Research ...........................   0.11%         0.89%        2.90%        0.37%       2.43%
 EQ/Putnam Growth and Income Value .........   1.02%         1.05%        7.93%        2.20%       2.02%
 EQ/Putnam International Equity ............   0.96%        16.34%       20.47%          --          --
 EQ/Putnam Investors Growth ................     --          1.03%        5.87%          --          --
 EQ/Small Company Index ....................   1.15%        15.71%          --           --          --

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholder of The Equitable Life Assurance Society of the United States

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of earnings, of shareholder's equity and comprehensive income and of cash flows present fairly, in all material respects, the financial position of The Equitable Life Assurance Society of the United States and its subsidiaries ("Equitable Life") at December 31, 2001 and December 31, 2000, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2001 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of Equitable Life's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.




PricewaterhouseCoopers LLP
New York, New York
February 6, 2002, except as to Note 15, for which the date is February 28, 2002

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2001 AND 2000

                                                                DECEMBER 31  December 31,
                                                                   2001         2000
                                                                ------------ ------------
                                                                       (IN MILLIONS)
ASSETS
Investments:
  Fixed maturities:
    Available for sale, at estimated fair value .............   $   23,265.9   $   20,659.4
    Held to maturity, at amortized cost .....................           --            204.6
  Mortgage loans on real estate .............................        4,333.3        4,712.6
  Equity real estate ........................................          875.7        1,017.8
  Policy loans ..............................................        4,100.7        4,034.6
  Other equity investments ..................................          756.6        2,427.2
  Other invested assets .....................................          738.2          765.8
                                                                ------------   ------------
      Total investments .....................................       34,070.4       33,822.0
Cash and cash equivalents ...................................          627.8        2,116.8
Cash and securities segregated, at estimated fair value .....        1,415.2        1,306.3
Broker-dealer related receivables ...........................        1,950.9        1,900.3
Deferred policy acquisition costs ...........................        5,513.7        5,128.8
Intangible assets, net ......................................        3,370.2        3,525.8
Amounts due from reinsurers .................................        2,233.7        2,097.9
Loans to affiliates .........................................          400.0           --
Other assets ................................................        3,754.1        3,787.4
Separate Accounts assets ....................................       46,947.3       51,705.9
                                                                ------------   ------------

TOTAL ASSETS ................................................   $  100,283.3   $  105,391.2
                                                                ============   ============

LIABILITIES
Policyholders' account balances .............................   $   20,939.1   $   20,445.8
Future policy benefits and other policyholders liabilities ..       13,539.4       13,432.1
Broker-dealer related payables ..............................        1,260.7        1,283.0
Customers related payables ..................................        1,814.5        1,636.9
Amounts due to reinsurers ...................................          798.5          730.3
Short-term and long-term debt ...............................        1,475.5        1,630.2
Federal income taxes payable ................................        1,885.0        2,003.3
Other liabilities ...........................................        1,702.0        1,650.7
Separate Accounts liabilities ...............................       46,875.5       51,632.1
Minority interest in equity of consolidated subsidiaries ....        1,776.0        1,820.4
Minority interest subject to redemption rights ..............          651.4          681.1
                                                                ------------   ------------
      Total liabilities .....................................       92,717.6       96,945.9
                                                                ------------   ------------

Commitments and contingencies (Notes 11, 13, 14, 15, 16)

SHAREHOLDER'S EQUITY
Common stock, $1.25 par value, 2.0 million shares authorized,
  issued and outstanding ....................................            2.5            2.5
Capital in excess of par value ..............................        4,694.6        4,723.8
Retained earnings ...........................................        2,653.2        3,706.2
Accumulated other comprehensive income ......................          215.4           12.8
                                                                ------------   ------------
      Total shareholder's equity ............................        7,565.7        8,445.3
                                                                ------------   ------------

TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY ..................   $  100,283.3   $  105,391.2
                                                                ============   ============

                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                       CONSOLIDATED STATEMENTS OF EARNINGS
                  YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                                    2001          2000          1999
                                                                 ----------    ----------    ----------
                                                                             (IN MILLIONS)
REVENUES
Universal life and investment-type product policy fee
  income .....................................................   $  1,342.3    $  1,413.3    $  1,257.5
Premiums .....................................................      1,019.9       1,175.0       1,177.1
Net investment income ........................................      2,404.3       2,751.9       2,815.1
Gain on sale of equity investee ..............................         --         1,962.0          --
Investment losses, net .......................................       (207.3)       (791.8)       (108.2)
Commissions, fees and other income ...........................      3,108.5       2,730.8       2,178.2
                                                                 ----------    ----------    ----------
      Total revenues .........................................      7,667.7       9,241.2       7,319.7
                                                                 ----------    ----------    ----------

BENEFITS AND OTHER DEDUCTIONS
Policyholders' benefits ......................................      1,886.9       2,060.3       2,048.6
Interest credited to policyholders' account balances .........        981.7       1,048.5       1,092.8
Compensation and benefits ....................................      1,221.1         809.0       1,020.1
Commissions ..................................................        742.1         779.3         528.7
Distribution plan payments ...................................        488.0         476.0         346.6
Amortization of deferred sales commissions ...................        230.8         219.7         163.9
Interest expense .............................................        102.6         116.3          93.0
Amortization of deferred policy acquisition costs ............        287.9         309.0         380.0
Capitalization of deferred policy acquisition costs ..........       (746.4)       (778.1)       (709.8)
Writedown of deferred policy acquisition costs ...............         --            --           131.7
Rent expense .................................................        156.2         120.1         113.9
Amortization of intangible assets, net .......................        178.2          65.0           4.9
Expenses related to AXA's minority interest acquisition ......         --           493.9          --
Other operating costs and expenses ...........................        845.7         936.7         795.4
                                                                 ----------    ----------    ----------
      Total benefits and other deductions ....................      6,374.8       6,655.7       6,009.8
                                                                 ----------    ----------    ----------

Earnings from continuing operations before Federal
  income taxes and minority interest .........................      1,292.9       2,585.5       1,309.9
Federal income tax expense ...................................       (316.2)       (958.3)       (332.0)
Minority interest in net income of consolidated subsidiaries .       (370.1)       (330.3)       (199.4)
                                                                 ----------    ----------    ----------

Earnings from continuing operations ..........................        606.6       1,296.9         778.5
Earnings from discontinued operations, net of Federal
    income taxes .............................................         43.9          58.6          28.1
Cumulative effect of accounting change, net of Federal
    income taxes .............................................         (3.5)         --            --
                                                                 ----------    ----------    ----------
Net Earnings .................................................   $    647.0    $  1,355.5    $    806.6
                                                                 ==========    ==========    ==========


                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY AND COMPREHENSIVE INCOME
                  YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                                  2001          2000          1999
                                                               ----------    ----------    ----------
                                                                            (IN MILLIONS)
Common stock, at par value, beginning and end of year ......   $      2.5    $      2.5    $      2.5
                                                               ----------    ----------    ----------

Capital in excess of par value, beginning of year ..........      4,723.8       3,557.2       3,110.2
(Decrease) increase in additional paid in capital in
  excess of par value ......................................        (29.2)      1,166.6         447.0
                                                               ----------    ----------    ----------
Capital in excess of par value, end of year ................      4,694.6       4,723.8       3,557.2
                                                               ----------    ----------    ----------

Retained earnings, beginning of year .......................      3,706.2       2,600.7       1,944.1
Net earnings ...............................................        647.0       1,355.5         806.6
Shareholder dividends paid .................................     (1,700.0)       (250.0)       (150.0)
                                                               ----------    ----------    ----------
Retained earnings, end of year .............................      2,653.2       3,706.2       2,600.7
                                                               ----------    ----------    ----------

Accumulated other comprehensive income (loss),
  beginning of year ........................................         12.8        (392.9)        355.8
Other comprehensive income (loss) ..........................        202.6         405.7        (748.7)
                                                               ----------    ----------    ----------
Accumulated other comprehensive income (loss), end of year .        215.4          12.8        (392.9)
                                                               ----------    ----------    ----------

TOTAL SHAREHOLDER'S EQUITY, END OF YEAR ....................   $  7,565.7    $  8,445.3    $  5,767.5
                                                               ==========    ==========    ==========

COMPREHENSIVE INCOME
Net earnings ...............................................   $    647.0    $  1,355.5    $    806.6
                                                               ----------    ----------    ----------
Change in unrealized gains (losses), net of reclassification
   adjustments .............................................        202.6         405.7        (776.9)
Minimum pension liability adjustment .......................         --            --            28.2
                                                               ----------    ----------    ----------
Other comprehensive income (loss) ..........................        202.6         405.7        (748.7)
                                                               ----------    ----------    ----------
COMPREHENSIVE INCOME .......................................   $    849.6    $  1,761.2    $     57.9
                                                               ==========    ==========    ==========












                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999



                                                                               2001          2000          1999
                                                                           -----------    ----------    -----------
                                                                                        (IN MILLIONS)

Net earnings .........................................................     $     647.0    $  1,355.5    $     806.6
Adjustments to reconcile net earnings to net cash provided
  by operating activities:
  Interest credited to policyholders' account balances ...............           981.7       1,048.5        1,092.8
  Universal life and investment-type product
    policy fee income ................................................        (1,342.3)     (1,413.3)      (1,257.5)
  Net change in broker-dealer and customer related
    receivables/payables .............................................           181.0        (422.9)        (119.9)
  Gain on sale of equity investee ....................................            --        (1,962.0)          --
  Investment losses, net .............................................           207.3         791.8          108.2
  Expenses related to AXA's minority interest acquisition ............            --           493.9           --
  Change in deferred policy acquisition costs ........................          (456.5)       (462.4)        (195.2)
  Change in future policy benefits ...................................           (15.1)       (825.6)          23.8
  Change in property and equipment ...................................          (228.5)       (321.0)        (256.3)
  Change in Federal income tax payable ...............................          (231.5)      2,100.2          134.8
  Purchase of segregated cash and securities, net ....................          (108.8)       (610.4)          --
  Other, net .........................................................           485.4         289.3           18.7
                                                                           -----------    ----------    -----------

Net cash provided by operating activities ............................           119.7          61.6          356.0
                                                                           -----------    ----------    -----------

Cash flows from investing activities:
  Maturities and repayments ..........................................         2,454.6       2,525.3        2,512.3
  Sales ..............................................................         9,285.2       8,069.2        7,729.5
  Purchases ..........................................................       (11,833.9)     (9,660.0)     (11,439.5)
  Decrease (increase) in short-term investments ......................           159.6         141.5         (182.0)
  Sale of equity investee ............................................            --         1,580.6           --
  Subsidiary acquisition .............................................            --        (1,480.0)          --
  Loans to affiliates ................................................          (400.0)         --             --
  Other, net .........................................................           (79.4)       (162.1)         (94.0)
                                                                           -----------    ----------    -----------

Net cash (used) provided by investing activities .....................          (413.9)      1,014.5       (1,473.7)
                                                                           -----------    ----------    -----------

Cash flows from financing activities: Policyholders' account balances:
    Deposits .........................................................         3,198.8       2,695.6        2,403.3
    Withdrawals and transfers to Separate Accounts ...................        (2,458.1)     (3,941.8)      (1,818.7)
  Net (decrease) increase in short-term financings ...................          (552.8)        225.2          378.2
  Additions to long-term debt ........................................           398.1            .3             .2
  Shareholder dividends paid .........................................        (1,700.0)       (250.0)        (150.0)
  Proceeds from newly issued Alliance units ..........................            --         1,600.0           --
  Other, net .........................................................           (80.8)         15.6         (183.6)
                                                                           -----------    ----------    -----------

Net cash (used) provided by financing activities .....................        (1,194.8)        344.9          629.4
                                                                           -----------    ----------    -----------

Change in cash and cash equivalents ..................................        (1,489.0)      1,421.0         (488.3)
Cash and cash equivalents, beginning of year .........................         2,116.8         695.8        1,184.1
                                                                           -----------    ----------    -----------

Cash and Cash Equivalents, End of Year ...............................     $     627.8    $  2,116.8    $     695.8
                                                                           ===========    ==========    ===========

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999
                                    CONTINUED

                                         2001       2000       1999
                                       --------   --------   --------
                                                (IN MILLIONS)
Supplemental cash flow information
  Interest Paid ..................     $   82.1   $   97.0   $   92.2
                                       ========   ========   ========
  Income Taxes Paid ..............     $  524.2   $  358.2   $  116.5
                                       ========   ========   ========



                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1)      ORGANIZATION

        The Equitable Life Assurance Society of the United States ("Equitable Life") is an indirect, wholly owned subsidiary of AXA Financial, Inc. (the "Holding Company," and collectively with its consolidated subsidiaries, "AXA Financial"). Equitable Life's insurance business is conducted principally by Equitable Life and its wholly owned life insurance subsidiary, Equitable of Colorado ("EOC"). Equitable Life's investment management business, which comprises the Investment Services segment, is principally conducted by Alliance Capital Management L.P. ("Alliance"), and, through November 3, 2000, Donaldson, Lufkin & Jenrette, Inc. ("DLJ"), an investment banking and brokerage affiliate which was sold. On September 20, 1999, as part of AXA Financial's "branding" strategic initiative, EQ Financial Consultants, Inc., a broker-dealer subsidiary of Equitable Life, was merged into a new company, AXA Advisors, LLC ("AXA Advisors"). Also, on September 21, 1999, AXA Advisors was transferred by Equitable Life to AXA Distribution Holding Corporation ("AXA Distribution"), a wholly owned indirect subsidiary of the Holding Company, for $15.3 million. The excess of the sales price over AXA Advisors' book value has been recorded in Equitable Life's books as a capital contribution. In February 2000, Equitable Life transferred AXA Network, LLC ("AXA Network") to AXA Distribution for $8.7 million. The excess of sales price over AXA Network's book value has been recorded in Equitable Life's financial statements as a capital contribution. Equitable Life continues to develop and market the "Equitable" brand of life and annuity products, while AXA Distribution's subsidiaries provide financial planning services, distribute products and manage customer relationships.

        In October 2000, Alliance acquired substantially all of the assets and liabilities of Sanford C. Bernstein Inc. ("Bernstein") for an aggregate current value of approximately $3.50 billion: $1.48 billion in cash and
        40.8 million newly issued units in Alliance ("Alliance Units"). The Holding Company provided Alliance with the cash portion of the consideration by purchasing approximately 32.6 million Alliance Units for $1.60 billion in June 2000. Equitable Life and, collectively with its consolidated subsidiaries (the "Company"), recorded a non-cash gain of $416.2 million (net of related Federal income tax of $224.1 million) related to the Holding Company's purchase of Alliance Units which is reflected as an addition to capital in excess of par value. The acquisition was accounted for under the purchase method with the results of Bernstein included in the consolidated financial statements from the acquisition date. The excess of the purchase price over the fair value of net assets acquired resulted in the recognition of goodwill and intangible assets of approximately $3.40 billion and is being amortized over an estimated overall 20 year life. In connection with the issuance of Alliance Units to former Bernstein shareholders, the Company recorded a non-cash gain of $393.5 million (net of related Federal income tax of $211.9 million) which is reflected as an addition to capital in excess of par value. The Company's consolidated economic interest in Alliance was 39.2% at December 31, 2001, and together with the Holding Company's economic interest in Alliance exceeds 50%. In 1999, Alliance reorganized into Alliance Capital Management Holding L.P. ("Alliance Holding") and Alliance. Alliance Holding's principal asset is its interest in Alliance and it functions as a holding entity through which holders of its publicly traded units own an indirect interest in Alliance, the operating partnership. The Company exchanged substantially all of its Alliance Holding units for Alliance Units.

        AXA, a French holding company for an international group of insurance and related financial services companies, has been the Holding Company's largest shareholder since 1992. In October 2000, the Board of Directors of the Holding Company, acting upon a unanimous recommendation of a special committee of independent directors, approved an agreement with AXA for the acquisition of the approximately 40% of outstanding Holding Company common stock ("Common Stock") it did not already own. Under terms of the agreement, the minority shareholders of the Holding Company would receive $35.75 in cash and 0.295 of an AXA American Depositary Receipt ("AXA ADR") (before giving effect to AXA's May 2001 four-for-one stock split and related change in ADRs' parity) for each Holding Company share. On January 2, 2001, AXA Merger Corp. ("AXA Merger"), a wholly owned subsidiary of AXA, was merged with and into the Holding Company, resulting in AXA Financial becoming a wholly owned subsidiary of AXA.

        Effective January 1, 2002, AXA Client Solutions, LLC ("AXA Client Solutions"), a wholly owned subsidiary of the Holding Company, transferred to the Holding Company all of the outstanding equity in Equitable Life and AXA Distribution. Accordingly, those two companies are now direct, wholly owned subsidiaries of the Holding Company.

2)      SIGNIFICANT ACCOUNTING POLICIES

        Basis of Presentation and Principles of Consolidation

        The preparation of the accompanying consolidated financial statements in conformity with U.S. generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions (including normal, recurring accruals) that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The accompanying consolidated financial statements reflect all adjustments (which include only normal recurring adjustments) necessary in the opinion of management to present fairly the consolidated financial position of the Company and its consolidated results of operations and cash flows for the periods presented.

        The accompanying consolidated financial statements include the accounts of Equitable Life and its subsidiary engaged in insurance related businesses (collectively, the "Insurance Group"); other subsidiaries, principally Alliance; and those partnerships and joint ventures in which Equitable Life or its subsidiaries has control and a majority economic interest. The Company's investment in DLJ, which was sold in November 2000, was reported on the equity basis of accounting.

        All significant intercompany transactions and balances except those with discontinued operations (see Note 8) have been eliminated in consolidation. The years "2001," "2000" and "1999" refer to the years ended December 31, 2001, 2000 and 1999, respectively. Certain reclassifications have been made in the amounts presented for prior periods to conform those periods with the current presentation.

        Closed Block

        When it demutualized on July 22, 1992, Equitable Life established a Closed Block for the benefit of certain individual participating policies which were in force on that date. The assets allocated to the Closed Block, together with anticipated revenues from policies included in the Closed Block, were reasonably expected to be sufficient to support such business, including provision for the payment of claims, certain expenses and taxes, and for continuation of dividend scales payable in 1991, assuming the experience underlying such scales continues.

        Assets allocated to the Closed Block inure solely to the benefit of the Closed Block policyholders and will not revert to the benefit of the Holding Company. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of Equitable Life's General Account, any of its Separate Accounts or any affiliate of Equitable Life without the approval of the New York Superintendent of Insurance (the "Superintendent"). Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account. The excess of Closed Block liabilities over Closed Block assets represents the expected future post-tax contribution from the Closed Block which would be recognized in income over the period the policies and contracts in the Closed Block remain in force.

        Discontinued Operations

        In 1991, management discontinued the business of certain pension operations ("Discontinued Operations"). Discontinued Operations at December 31, 2001 principally consists of the Group Non-Participating Wind-Up Annuities ("Wind-Up Annuities"), for which a premium deficiency reserve has been established. Management reviews the adequacy of the allowance for future losses each quarter and makes adjustments when necessary. Management believes the allowance for future losses at December 31, 2001 is adequate to provide for all future losses; however, the quarterly allowance review continues to involve numerous estimates and subjective judgments regarding the expected performance of invested assets ("Discontinued Operations Investment Assets") held by Discontinued Operations. There can be no assurance the losses provided for will not differ from the losses ultimately realized. To the extent actual results or future projections of the discontinued operations differ from management's current best estimates and assumptions underlying the allowance for future losses, the difference would be reflected in the consolidated statements of earnings in discontinued operations. In particular, to the extent income, sales proceeds and holding periods for equity real estate differ from management's previous assumptions, periodic adjustments to the allowance are likely to result (see Note 8).

        New Accounting Pronouncements

        On January 1, 2001, the Company adopted Statement of Financial Accounting Standards ("SFAS") No. 133, as amended, that established new accounting and reporting standards for all derivative instruments, including certain derivatives embedded in other contracts, and for hedging activities. Free-standing derivative instruments maintained by the Company at January 1, 2001 included interest rate caps, floors and collars intended to hedge crediting rates on interest-sensitive individual annuity contracts and certain reinsurance contracts. Based upon guidance from the Financial Accounting Standards Board ("FASB") and the Derivatives Implementation Group ("DIG"), caps, floors and collars could not be designated in a qualifying hedging relationship under SFAS No. 133 and, consequently, require mark-to-market accounting through earnings for changes in their fair values beginning January 1, 2001. In accordance with the transition provisions of SFAS No. 133, the Company recorded a cumulative-effect-type charge to earnings of $3.5 million to recognize the difference between the carrying values and fair values of free standing derivative instruments at January 1, 2001. With respect to adoption of the requirements on embedded derivatives, the Company elected a January 1, 1999 transition date, thereby effectively "grandfathering" existing accounting for derivatives embedded in hybrid instruments acquired, issued, or substantively modified before that date. As a consequence of this election, coupled with interpretive guidance from the FASB and the DIG with respect to issues specifically related to insurance contracts and features, adoption of the new requirements for embedded derivatives had no material impact on the Company's results of operation or its financial position. Upon its adoption of SFAS No. 133, the Company reclassified $256.7 million of held-to-maturity securities as available-for-sale. This reclassification resulted in an after-tax cumulative-effect-type adjustment of $8.9 million in other comprehensive income, representing the after-tax unrealized gain on these securities at January 1, 2001.

        The Company adopted the American Institute of Certified Public Accountants ("AICPA") Statement of Position ("SOP") 00-3, which established new accounting and reporting standards for demutualizations, prospectively as of January 1, 2001 with no financial impact upon initial implementation. Prior period reclassifications have been made to include Closed Block assets, liabilities, revenues and expenses on a line-by-line basis as required by SOP 00-3.

        SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" provides the accounting and reporting rules for sales, securitizations, servicing of receivables and other financial assets, for secured borrowings and collateral transactions and extinguishments of liabilities. SFAS No. 140 emphasizes the legal form of the transfer rather than the previous accounting that was based upon the risks and rewards of ownership. SFAS No. 140 is effective for transfers after March 31, 2001 and is principally applied prospectively. During 2001, no significant transactions were impacted by SFAS No. 140.

        In June 2001, the FASB issued SFAS No. 141, "Business Combinations," SFAS No. 142, "Goodwill and Other Intangible Assets," and SFAS No. 144, "Accounting for the Impairment or Disposal of Long-lived Assets". SFAS No. 141 requires all business combinations initiated after June 30, 2001 to be accounted for using only the purchase method. Under SFAS No. 142, goodwill and intangible assets deemed to have indefinite lives will no longer be amortized but will be tested for impairment. Other intangible assets will continue to be amortized over their useful lives and periodically tested for recoverability. Adoption of SFAS No. 142 is required as of January 1, 2002, at which time the amortization of goodwill ceases. Amortization of goodwill and other intangible assets for 2001 was approximately $95.9 million, net of minority interest of $82.3 million, of which $84.7 million, net of minority interest of $72.4 million, related to goodwill. Impairment losses for goodwill and indefinite-lived intangible assets that result from initial application of SFAS No. 142 will be reported as the cumulative effect of a change in accounting principle. Management's preliminary analysis suggests that no impairment of goodwill should result upon adoption of SFAS No. 142. Management will be formally assessing the impairment aspect of implementation of SFAS No. 142 during 2002. SFAS No. 144, effective beginning in first quarter 2002, retains many of the fundamental recognition and measurement provisions previously required by SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets to be Disposed of", except for the removal of goodwill from its scope and inclusion of specific guidance on cash flow recoverability testing and the criteria that must be met to classify a long-lived asset as held-for-sale. SFAS No. 144 will have no effect on the net earnings of the Company upon its adoption on January 1, 2002.

        Investments

        The carrying values of fixed maturities identified as available for sale are reported at estimated fair value. Changes in estimated fair value are reported in comprehensive income. Those fixed maturities which the Company has both the ability and the intent to hold to maturity are stated principally at amortized cost. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary.

        Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. Valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or on its collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the collateral value measurement method is used.

        Impaired mortgage loans without provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

        Real estate, including real estate acquired in satisfaction of debt, is stated at depreciated cost less valuation allowances. At the date of foreclosure (including in-substance foreclosure), real estate acquired in satisfaction of debt is valued at estimated fair value. Impaired real estate is written down to fair value with the impairment loss being included in investment gains (losses), net. Valuation allowances on real estate held for sale are computed using the lower of depreciated cost or current estimated fair value, net of disposition costs. Depreciation is discontinued on real estate held for sale.

        Depreciation of real estate held for production of income is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years.

        Valuation allowances are netted against the asset categories to which they apply.

        Policy loans are stated at unpaid principal balances.

        Partnerships and joint venture interests in which the Company has control and a majority economic interest (that is, greater than 50% of the economic return generated by the entity) are consolidated; those in which the Company does not have control and a majority economic interest are reported on the equity basis of accounting and are included either with equity real estate or other equity investments, as appropriate.

        Equity securities includes common stock classified as both trading and available for sale securities and non-redeemable preferred stock; they are carried at estimated fair value and are included in other equity investments.

        Short-term investments are stated at amortized cost which approximates fair value and are included with other invested assets.

        Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

        All securities owned as well as United States government and agency securities, mortgage-backed securities, futures and forwards transactions are recorded in the consolidated financial statements on a trade date basis.

        Net Investment Income, Investment Gains (Losses), Net and Unrealized Investment Gains (Losses)

        Net investment income and realized investment gains (losses), net ("investment results") related to certain participating group annuity contracts which are passed through to the contractholders are offset in amounts reflected as interest credited to policyholders' account balances.

        Realized investment gains (losses) are determined by identification with the specific asset and are presented as a component of revenue. Changes in the valuation allowances are included in investment gains or losses.

        Realized and unrealized holding gains (losses) on trading securities are reflected in net investment income.

        Unrealized investment gains and losses on fixed maturities and equity securities available for sale held by the Company are accounted for as a separate component of accumulated comprehensive income, net of related deferred Federal income taxes, amounts attributable to Discontinued Operations, Closed Block policyholders dividend obligation, participating group annuity contracts and deferred policy acquisition costs ("DAC") related to universal life and investment-type products and participating traditional life contracts.

        Recognition of Insurance Income and Related Expenses

        Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

        Premiums from participating and non-participating traditional life and annuity policies with life contingencies generally are recognized as income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

        For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as income when due with any excess profit deferred and recognized in income in a constant relationship to insurance in force or, for annuities, the amount of expected future benefit payments.

        Premiums from individual health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

        Deferred Policy Acquisition Costs

        Acquisition costs, including commissions, underwriting, agency and policy issue expenses, all of which vary with and primarily are related to new business, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

        For universal life products and investment-type products, DAC is amortized over the expected total life of the contract group as a constant percentage of estimated gross profits arising principally from investment results, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. The effect on the amortization of DAC of revisions to estimated gross profits is reflected in earnings in the period such estimated gross profits are revised. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to accumulated comprehensive income in consolidated shareholder's equity as of the balance sheet date.

        For participating traditional life policies (substantially all of which are in the Closed Block), DAC is amortized over the expected total life of the contract group as a constant percentage based on the present value of the estimated gross margin amounts expected to be realized over the life of the contracts using the expected investment yield. At December 31, 2001, the expected investment yield, excluding policy loans, was 8.0% over a 40 year period. Estimated gross margin includes anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. The effect on the amortization of DAC of revisions to estimated gross margins is reflected in earnings in the period such estimated gross margins are revised. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to accumulated comprehensive income in consolidated shareholder's equity as of the balance sheet date.

        For non-participating traditional life policies, DAC is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy.

        In second quarter 1999, management completed a study of the cash flows and liability characteristics of its insurance product lines as compared to the expected cash flows of the underlying assets. That analysis reflected an assessment of the potential impact on future operating cash flows from current economic conditions and trends, including rising interest rates and securities market volatility and the impact of increasing competitiveness within the insurance marketplace (evidenced, for example, by the proliferation of bonus annuity products) on in force business. The review indicated that changes to the then-current invested asset allocation strategy were required to reposition assets with greater price volatility away from products with demand liquidity characteristics to support those products with lower liquidity needs. To implement these findings, the existing investment portfolio was reallocated, and prospective investment allocation targets were revised. The reallocation of the assets impacted investment results by product, thereby impacting the future gross margin estimates utilized in the amortization of DAC for universal life and investment-type products. The revisions to estimated future gross profits resulted in an after-tax writedown of DAC of $85.6 million (net of a Federal income tax benefit of $46.1 million) in 1999.

        Policyholders' Account Balances and Future Policy Benefits

        Policyholders' account balances for universal life and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

        Equitable Life issues certain variable annuity products with a guaranteed minimum death benefit ("GMDB") feature. Equitable Life also issues certain variable annuity products that contain a guaranteed minimum income benefit ("GMIB") feature which, if elected by the policyholder upon annuitization after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity that may be in excess of what the contract account value can purchase at current annuity purchase rates. Equitable Life bears the risk that a protracted significant downturn in the financial markets could result in GMDB and GMIB benefits being higher than what accumulated policyholder account balances would support. Equitable Life partially reinsures its exposure to the GMDB liability and reinsures approximately 80.0% of its liability exposure resulting from the GMIB feature. GAAP prohibits the recording of reserves for the potential benefit payments resulting from these features.

        For participating traditional life policies, future policy benefit liabilities are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Terminal dividends are accrued in proportion to gross margins over the life of the contract.

        For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Insurance Group's experience which, together with interest and expense assumptions, includes a margin for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC is written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 2.25% to 10.9% for life insurance liabilities and from 2.25% to 8.37% for annuity liabilities.

        Individual health benefit liabilities for active lives are estimated using the net level premium method and assumptions as to future morbidity, withdrawals and interest. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. While management believes its disability income ("DI") reserves have been calculated on a reasonable basis and are adequate, there can be no assurance reserves will be sufficient to provide for future liabilities.

        Claim reserves and associated liabilities net of reinsurance ceded for individual DI and major medical policies were $104.2 million and $120.3 million at December 31, 2001 and 2000, respectively. At December

        31, 2001 and 2000, respectively, $1,101.8 million and $1,046.5 million of DI reserves and associated liabilities were ceded through an indemnity reinsurance agreement principally with a single reinsurer (see
        Note 11). Incurred benefits (benefits paid plus changes in claim reserves) and benefits paid for individual DI and major medical policies are summarized as follows:

                                                        2001       2000       1999
                                                      -------    --------   --------
                                                              (IN MILLIONS)
        Incurred benefits related to current year     $  44.0    $   56.1   $  150.7
        Incurred benefits related to prior years.       (10.6)       15.0       64.7
                                                      -------    --------   --------
        Total Incurred Benefits .................     $  33.4    $   71.1   $  215.4
                                                      =======    ========   ========

        Benefits paid related to current year ...     $  10.7    $   14.8   $   28.9
        Benefits paid related to prior years ....        38.8       106.0      189.8
                                                      -------    --------   --------
        Total Benefits Paid .....................     $  49.5    $  120.8   $  218.7
                                                      =======    ========   ========

        Policyholders' Dividends

        The amount of policyholders' dividends to be paid (including dividends on policies included in the Closed Block) is determined annually by Equitable Life's board of directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by Equitable Life.

        At December 31, 2001, participating policies, including those in the Closed Block, represent approximately 19.0% ($38.5 billion) of directly written life insurance in force, net of amounts ceded.

        Separate Accounts

        Separate Accounts established under New York State Insurance Law generally are not chargeable with liabilities that arise from any other business of the Insurance Group. Separate Accounts assets are subject to General Account claims only to the extent Separate Accounts assets exceed Separate Accounts liabilities.

        Assets and liabilities of the Separate Accounts represent the net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders, and for which the Insurance Group does not bear the investment risk. They are shown as separate lines in the consolidated balance sheets. The Insurance Group bears the investment risk on assets held in one Separate Account; therefore, such assets are carried on the same basis as similar assets held in the General Account portfolio. Assets held in the other Separate Accounts are carried at quoted market values or, where quoted values are not available, at estimated fair values as determined by the Insurance Group.

        The investment results of Separate Accounts on which the Insurance Group does not bear the investment risk are reflected directly in Separate Accounts liabilities and are not reported in revenues in the consolidated statements of earnings. For 2001, 2000 and 1999, investment results of such Separate Accounts were (losses) gains of $(2,214.4) million, $8,051.7 million and $6,045.5 million, respectively.

        Deposits to Separate Accounts are reported as increases in Separate Accounts liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all Separate Accounts are included in revenues.

        Recognition of Investment Management Revenues and Related Expenses

        Commissions, fees and other income principally include investment management advisory and service fees. Investment management advisory and service fees are recorded as revenue as the related services are performed. Certain investment advisory contracts provide for a performance fee, in addition to or in lieu of a base fee, that is calculated as a percentage of the related investment results in excess of a stated benchmark over a specified period of time. Performance fees are recorded as revenue at the end of the measurement period. Transaction charges earned and related expenses are recorded on a trade date basis. Distribution revenues and shareholder servicing fees are accrued as earned.

        Institutional research services revenue consists of brokerage transaction charges and underwriting syndicate revenues related to services provided to institutional investors. Brokerage transaction charges earned and related expenses are recorded on a trade date basis. Syndicate participation and underwriting revenues include gains, losses and fees, net of syndicate expenses, arising from securities offerings in which Sanford C. Bernstein & Co., LLC ("SCB"), a wholly owned subsidiary of Alliance, acts as an underwriter or agent. Syndicate participation and underwriting revenues are recorded on the offering date.

        Sales commissions paid to financial intermediaries in connection with the sale of shares of open-end Alliance mutual funds sold without a front-end sales charge are capitalized and amortized over periods not exceeding five and one-half years, the period of time during which deferred sales commissions are expected to be recovered from distribution plan payments received from those funds and from contingent deferred sales charges received from shareholders of those funds upon the redemption of their shares. Contingent deferred sales charges reduce unamortized deferred sales commissions when received. At December 31, 2001 and 2000, respectively, deferred sales commissions totaled $648.2 million and $715.7 million and are included within Other assets.

        Other Accounting Policies

        In accordance with regulations of the Securities and Exchange Commission ("SEC"), securities with a fair value of $1.42 billion have been segregated in a special reserve bank custody account at December 31, 2001 for the exclusive benefit of securities broker dealer or brokerage customers under Rule 15c3-3 under the Securities Exchange Act of 1934, as amended.

        Intangible assets consist principally of goodwill resulting from acquisitions and costs assigned to contracts of businesses acquired. Goodwill is being amortized on a straight-line basis over estimated useful lives ranging from twenty to forty years. Costs assigned to investment contracts of businesses acquired are being amortized on a straight-line basis over estimated useful lives of twenty years. Impairment of intangible assets is evaluated by comparing the undiscounted cash flows expected to be realized from those intangible assets to their recorded values, pursuant to SFAS No. 121. If the expected future cash flows are less than the carrying value of intangible assets, an impairment loss is recognized for the difference between the carrying amount and the estimated fair value of those intangible assets.

        Capitalized internal-use software is amortized on a straight-line basis over the estimated useful life of the software.

        The Holding Company and its consolidated subsidiaries, including the Company, file a consolidated Federal income tax return. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

        Minority interest subject to redemption rights represents the 40.8 million private Alliance Units issued to former Bernstein shareholders in connection with Alliance's acquisition of Bernstein. The Holding Company has agreed to provide liquidity to these former Bernstein shareholders after a two-year lock-out period ending October 2002 by allowing the 40.8 million Alliance Units to be sold to the Holding Company at the prevailing market price over the subsequent eight years but generally not more than 20% of such Units in any one annual period.

        The Company accounts for its stock option plans in accordance with the provisions of Accounting Principles Board Opinion ("APB") No. 25, "Accounting for Stock Issued to Employees," and related interpretations. In accordance with the opinion, stock option awards result in compensation expense only if the current market price of the underlying stock exceeds the option strike price at the grant date. See Note 20 for the pro forma disclosures required by SFAS No. 123, "Accounting for Stock-Based Compensation".

3)      INVESTMENTS

        The following tables provide additional information relating to fixed maturities and equity securities:

                                                                   GROSS       GROSS
                                                     AMORTIZED   UNREALIZED  UNREALIZED   ESTIMATED
                                                       COST        GAINS      LOSSES     FAIR VALUE
                                                    -----------   --------   --------    -----------
                                                                      (IN MILLIONS)
        DECEMBER 31, 2001
        Fixed Maturities:
          Available for Sale:
            Corporate .........................     $  18,582.9   $  663.5   $  291.7   $  18,954.7
            Mortgage-backed ...................         2,428.7       39.1        5.5       2,462.3
            U.S. Treasury, government and
              agency securities ...............         1,113.5       62.3        1.5       1,174.3
            States and political subdivisions .           138.9        6.8        1.3         144.4
            Foreign governments ...............           143.1       15.6        1.0         157.7
            Redeemable preferred stock ........           379.6       16.5       23.6         372.5
                                                    -----------   --------   --------   -----------
        Total Available for Sale ..............     $  22,786.7   $  803.8   $  324.6   $  23,265.9
                                                    ===========   ========   ========   ===========

        Equity Securities:
          Available for sale ..................     $      54.9   $    5.8   $    1.6   $      59.1
          Trading securities ..................             4.9         .9        3.4           2.4
                                                    -----------   --------   --------   -----------
        Total Equity Securities ...............     $      59.8   $    6.7   $    5.0   $      61.5
                                                    ===========   ========   ========   ===========


        December 31, 2000
        Fixed Maturities:
          Available for Sale:
            Corporate .........................     $  16,447.6   $  328.1   $  363.8   $  16,411.9
            Mortgage-backed ...................         2,304.5       20.2        7.8       2,316.9
            U.S. Treasury, government and
              agency securities ...............         1,226.4       51.3         .4       1,277.3
            States and political subdivisions .           125.4        4.8        1.1         129.1
            Foreign governments ...............           191.4       17.8        5.3         203.9
            Redeemable preferred stock ........           315.7       13.5        8.9         320.3
                                                    -----------   --------   --------   -----------
        Total Available for Sale ..............     $  20,611.0   $  435.7   $  387.3   $  20,659.4
                                                    ===========   ========   ========   ===========

          Held to Maturity:  Corporate ........     $     204.6   $    6.0   $     .1   $     210.5
                                                    ===========   ========   ========   ===========

        Equity Securities:
          Available for sale ..................     $      31.4   $    2.2   $    4.6   $      29.0
          Trading securities ..................         1,607.1        2.5       46.3       1,563.3
                                                    -----------   --------   --------   -----------
        Total Equity Securities ...............     $   1,638.5   $    4.7   $   50.9   $   1,592.3
                                                    ===========   ========   ========   ===========


        For publicly-traded fixed maturities and equity securities, estimated fair value is determined using quoted market prices. For fixed maturities without a readily ascertainable market value, the Company determines estimated fair values using a discounted cash flow approach, including provisions for credit risk, generally based on the assumption such securities will be held to maturity. Such estimated fair values do not necessarily represent the values for which these securities could have been sold at the dates of the consolidated balance sheets. At December 31, 2001 and 2000, securities without a readily ascertainable market value having an amortized cost of $5,368.3 million and $5,079.7 million, respectively, had estimated fair values of $5,453.8 million and $5,093.3 million, respectively.

        The contractual maturity of bonds at December 31, 2001 is shown below:

                                                                                        AVAILABLE FOR SALE
                                                                                 -------------------------------
                                                                                   AMORTIZED          ESTIMATED
                                                                                     COST             FAIR VALUE
                                                                                 ------------       ------------
                                                                                           (IN MILLIONS)
        Due in one year or less................................................  $      369.0       $      371.3
        Due in years two through five..........................................       4,844.7            4,993.8
        Due in years six through ten...........................................       8,263.3            8,422.1
        Due after ten years....................................................       6,501.4            6,643.9
        Mortgage-backed securities.............................................       2,428.7            2,462.3
                                                                                 ------------       ------------
        Total..................................................................  $   22,407.1       $   22,893.4
                                                                                 ============       ============


        Bonds not due at a single maturity date have been included in the above table in the year of final maturity. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

        The Insurance Group's fixed maturity investment portfolio includes corporate high yield securities consisting of public high yield bonds, redeemable preferred stocks and directly negotiated debt in leveraged buyout transactions. The Insurance Group seeks to minimize the higher than normal credit risks associated with such securities by monitoring concentrations in any single issuer or a particular industry group. Certain of these corporate high yield securities are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa or National Association of Insurance Commissioners ("NAIC") designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 2001, approximately 7.9% of the $22,407.1 million aggregate amortized cost of bonds held by the Company was considered to be other than investment grade.

        The Insurance Group holds equity in limited partnership interests which primarily invest in securities considered to be other than investment grade. The carrying values at December 31, 2001 and 2000 were $695.2 million and $834.7 million, respectively.

        At December 31, 2001, the carrying value of fixed maturities which are non-income producing for the twelve months preceding the consolidated balance sheet date was $170.1 million.

        The payment terms of mortgage loans on real estate may from time to time be restructured or modified. The investment in restructured mortgage loans on real estate, based on amortized cost, amounted to $31.5 million and $116.9 million at December 31, 2001 and 2000, respectively. Gross interest income on these loans included in net investment income aggregated $3.2 million, $9.7 million and $10.3 million in 2001, 2000 and 1999, respectively. Gross interest income on restructured mortgage loans on real estate that would have been recorded in accordance with the original terms of such loans amounted to $4.2 million, $11.0 million and $11.7 million in 2001, 2000 and 1999, respectively.

        Impaired mortgage loans along with the related investment valuation allowances for losses follow:


                                                                                         DECEMBER 31,
                                                                             --------------       --------------
                                                                                   2001                 2000
                                                                             --------------       --------------
                                                                                         (IN MILLIONS)
        Impaired mortgage loans with investment valuation allowances.......  $        114.2       $        170.9
        Impaired mortgage loans without investment valuation allowances....            30.6                  5.8
                                                                             --------------       --------------
        Recorded investment in impaired mortgage loans.....................           144.8                176.7
        Investment valuation allowances....................................           (19.2)               (45.7)
                                                                             --------------       --------------
        Net Impaired Mortgage Loans........................................  $        125.6       $        131.0
                                                                             ==============       ==============

        During 2001, 2000 and 1999, respectively, the Company's average recorded investment in impaired mortgage loans was $141.7 million, $169.8 million and $178.8 million. Interest income recognized on these impaired mortgage loans totaled $7.2 million, $12.4 million and $15.3 million ($.4 million, $.5 million and $.3 million recognized on a cash basis) for 2001, 2000 and 1999, respectively.

        The Insurance Group's investment in equity real estate is through direct ownership and through investments in real estate joint ventures. At December 31, 2001 and 2000, the carrying value of equity real estate held for sale amounted to $216.6 million and $587.0 million, respectively. For 2001, 2000 and 1999, respectively, real estate of $64.8 million, $21.6 million and $20.5 million was acquired in satisfaction of debt. At December 31, 2001 and 2000, the Company owned $376.5 million and $364.2 million, respectively, of real estate acquired in satisfaction of debt of which $11.1 million and $21.3 million, respectively, are held as real estate joint ventures.

        Accumulated depreciation on real estate was $160.3 million and $209.9 million at December 31, 2001 and 2000, respectively. Depreciation expense on real estate totaled $16.1 million, $21.7 million and $22.5 million for 2001, 2000 and 1999, respectively.

        Investment valuation allowances for mortgage loans and equity real estate and changes thereto follow:


                                                                          2001               2000                1999
                                                                     -------------       ------------       ------------
                                                                                         (IN MILLIONS)
                Balances, beginning of year........................  $       126.2       $      177.9       $      257.2
                Additions charged to income........................           40.0               68.2               83.1
                Deductions for writedowns and
                  asset dispositions...............................          (78.6)            (119.9)            (162.4)
                                                                     -------------       ------------       ------------
                Balances, End of Year..............................  $        87.6       $      126.2       $      177.9
                                                                     =============       ============       ============

                Balances, end of year comprise:
                  Mortgage loans on real estate....................  $        19.3       $       50.5       $       32.1
                  Equity real estate...............................           68.3               75.7              145.8
                                                                     -------------       ------------       ------------
                Total..............................................  $        87.6       $      126.2       $      177.9
                                                                     =============       ============       ============

4)      JOINT VENTURES AND PARTNERSHIPS

        Included in equity real estate or other equity investments, as appropriate, is the Company's interest in real estate joint ventures and in limited partnership interests accounted for under the equity method with a total carrying value of $883.9 million and $1,037.2 million, respectively, at December 31, 2001 and 2000. The Company's total equity in net (losses) earnings for these real estate joint ventures and limited partnership interests was $(37.4) million, $242.2 million and $89.1 million, respectively, for 2001, 2000 and 1999.

        Summarized below is the combined financial information only for those real estate joint ventures and for those limited partnership interests accounted for under the equity method in which the Company has an investment of $10.0 million or greater and an equity interest of 10% or greater (10 and 14 individual ventures at December 31, 2001 and 2000, respectively) and the Company's carrying value and equity in net (losses) earnings for those real estate joint ventures and limited partnership interests:


                                                                              DECEMBER 31,
                                                                          --------   --------
                                                                            2001       2000
                                                                          --------   --------
                                                                             (IN MILLIONS)
        BALANCE SHEETS
        Investments in real estate, at depreciated cost .............     $  570.5   $  657.7
        Investments in securities, generally at estimated fair value         255.7      226.6
        Cash and cash equivalents ...................................         23.7       34.5
        Other assets ................................................         39.4       63.5
                                                                          --------   --------
        Total Assets ................................................     $  889.3   $  982.3
                                                                          ========   ========

        Borrowed funds - third party ................................     $  269.6   $   53.8
        Borrowed funds - the Company ................................         --         12.9
        Other liabilities ...........................................         20.3       22.5
                                                                          --------   --------
        Total liabilities ...........................................        289.9       89.2
                                                                          --------   --------

        Partners' capital ...........................................        599.4      893.1
                                                                          --------   --------
        Total Liabilities and Partners' Capital .....................     $  889.3   $  982.3
                                                                          ========   ========

        The Company's carrying value in these entities included above     $  188.2   $  214.6
                                                                          ========   ========



                                                              2001       2000        1999
                                                            -------    --------    --------
                                                                     (IN MILLIONS)

        STATEMENTS OF EARNINGS
        Revenues of real estate joint ventures ........     $  95.6    $  147.6    $  180.5
        Revenues of other limited partnership interests        29.8        16.5        85.0
        Interest expense - third party ................       (11.5)      (17.0)      (26.6)
        Interest expense - the Company ................         (.7)       (2.0)       (2.5)
        Other expenses ................................       (58.2)      (88.0)     (133.0)
                                                            -------    --------    --------
        Net Earnings ..................................     $  55.0    $   57.1    $  103.4
                                                            =======    ========    ========

        The Company's equity in net earnings of these
          entities included above .....................     $  13.2    $   17.8    $    9.5
                                                            =======    ========    ========

5)      NET INVESTMENT INCOME AND INVESTMENT GAINS (LOSSES)

        The sources of net investment income follows:

                                             2001          2000          1999
                                          ----------    ----------    ----------
                                                      (IN MILLIONS)
        Fixed maturities ............     $  1,662.4    $  1,761.8    $  1,811.8
        Mortgage loans on real estate          361.6         387.1         398.7
        Equity real estate ..........          166.2         207.2         271.5
        Other equity investments ....          (50.4)        138.2         168.4
        Policy loans ................          268.2         258.3         246.8
        Other investment income .....          213.4         208.2         166.4
                                          ----------    ----------    ----------

          Gross investment income ...        2,621.4       2,960.8       3,063.6
          Investment expenses .......         (217.1)       (208.9)       (248.5)
                                          ----------    ----------    ----------

        Net Investment Income .......     $  2,404.3    $  2,751.9    $  2,815.1
                                          ==========    ==========    ==========

        Investment (losses) gains including changes in the valuation allowances follow:

                                                     2001        2000        1999
                                                   --------    --------    --------
                                                             (IN MILLIONS)

        Fixed maturities .....................     $ (225.2)   $ (795.0)   $ (294.9)
        Mortgage loans on real estate ........        (11.4)      (18.0)       (1.9)
        Equity real estate ...................         34.5         1.6       (15.8)
        Other equity investments .............        (13.0)      (23.4)       92.9
        Issuance and sales of Alliance Units .         (2.3)        3.9         5.5
        Issuance and sales of DLJ common stock         --          38.8       106.0
        Other ................................         10.1          .3        --
                                                   --------    --------    --------
         Investment Losses, Net ..............     $ (207.3)   $ (791.8)   $ (108.2)
                                                   ========    ========    ========



        Writedowns of fixed maturities amounted to $287.5 million, $635.5 million and $226.5 million for 2001, 2000 and 1999, respectively, including $499.2 million in fourth quarter 2000.

        For 2001, 2000 and 1999, respectively, proceeds received on sales of fixed maturities classified as available for sale amounted to $7,372.3 million, $7,685.5 million and $7,782.7 million. Gross gains of $156.2 million, $79.7 million and $76.2 million and gross losses of $115.9 million, $220.9 million and $220.2 million, respectively, were realized on these sales. The change in unrealized investment gains (losses) related to fixed maturities classified as available for sale for 2001, 2000 and 1999 amounted to $429.5 million, $954.5 million and $(1,668.8)
        million, respectively.

        In conjunction with the sale of DLJ in 2000, the Company received 11.4 million shares in Credit Suisse Group ("CSG") common stock, 2.8 million shares of which were immediately repurchased by CSG at closing. The CSG shares were designated as trading account securities. The $1.56 billion carrying value of CSG shares that were held by the Company at December 31, 2000 were sold in January 2001. Net investment income included realized gains of $27.1 million in 2001 and included unrealized holding losses of $43.3 million in 2000 on the CSG shares.

        On January 1, 1999, investments in publicly-traded common equity securities in the General Account portfolio within other equity investments amounting to $102.3 million were transferred from available for sale securities to trading securities. As a result of this transfer, unrealized investment gains of $83.3 million ($43.2 million net of related DAC and Federal income taxes) were recognized as realized investment gains in the consolidated statements of earnings. In 2001 and 2000, respectively, net unrealized holding gains (losses) on trading account equity securities of $25.0 million and $(42.2) million were included in net investment income in the consolidated statements of earnings. These trading securities had a carrying value of $2.4 million and $1,563.3 million and costs of $4.9 million and $1,607.1 million at December 31, 2001 and 2000, respectively.

        For 2001, 2000 and 1999, investment results passed through to certain participating group annuity contracts as interest credited to policyholders' account balances amounted to $96.7 million, $110.6 million and $131.5 million, respectively.

        Net unrealized investment gains (losses) included in the consolidated balance sheets as a component of accumulated comprehensive income and the changes for the corresponding years, including Discontinued Operations on a line-by-line basis, follow:


                                                                  2001        2000        1999
                                                                --------    --------    ----------
                                                                         (IN MILLIONS)

        Balance, beginning of year ........................     $   12.9    $ (392.8)   $    384.1
        Changes in unrealized investment (losses) gains ...        436.0       979.7      (1,821.3)
        Changes in unrealized investment losses (gains)
          attributable to:
            Participating group annuity contracts,
              Closed Block policyholder dividend obligation
              and other ...................................        (48.6)      (18.3)         25.0
            DAC ...........................................        (71.6)     (262.1)        493.1
            Deferred Federal income taxes .................       (113.2)     (293.6)        526.3
                                                                --------    --------    ----------
        Balance, End of Year ..............................     $  215.5    $   12.9    $   (392.8)
                                                                ========    ========    ==========

        Balance, end of year comprises:
          Unrealized investment gains (losses) on:
            Fixed maturities ..............................     $  496.0    $   65.9    $   (904.6)
            Other equity investments ......................          4.3        (2.3)        (22.2)
            Other .........................................         (1.9)       (1.2)          9.4
                                                                --------    --------    ----------
              Total .......................................        498.4        62.4        (917.4)
          Amounts of unrealized investment (losses) gains
            attributable to:
            Participating group annuity contracts,
              Closed Block policyholder dividend obligation
              and other ...................................        (63.9)      (15.3)          3.0
              DAC .........................................        (99.9)      (28.3)        233.8
              Deferred Federal income taxes ...............       (119.1)       (5.9)        287.8
                                                                --------    --------    ----------
        Total .............................................     $  215.5    $   12.9    $   (392.8)
                                                                ========    ========    ==========


        Changes in unrealized gains (losses) reflect changes in fair value of only those fixed maturities and equity securities classified as available for sale and do not reflect any changes in fair value of policyholders' account balances and future policy benefits.

6)      ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

        Accumulated other comprehensive income (loss) represents cumulative gains and losses on items that are not reflected in earnings. The balances for the past three years follow:

                                                                               2001         2000         1999
                                                                            ---------    ---------    ----------
                                                                                       (IN MILLIONS)

        Unrealized gains (losses) on investments .......................    $   215.5    $    12.9    $   (392.8)
        Minimum pension liability ......................................          (.1)         (.1)          (.1)
                                                                            ---------    ---------    ----------
        Total Accumulated Other

          Comprehensive Income (Loss) ..................................    $   215.4    $    12.8    $   (392.9)
                                                                            =========    =========    ==========




        The components of other comprehensive income (loss) for the past three years follow:

                                                                               2001         2000         1999
                                                                            ---------    ---------    ----------
                                                                                       (IN MILLIONS)
        Net unrealized gains (losses) on investments:
          Net unrealized gains (losses) arising during
            the period ..................................................   $   525.2    $   191.0    $ (1,625.6)
          (Gains) losses reclassified into net earnings
            during the period ...........................................       (89.2)       788.7        (195.7)
                                                                            ---------    ---------    ----------
        Net unrealized gains (losses) on investments ....................       436.0        979.7      (1,821.3)
        Adjustments for policyholders liabilities,
            DAC and deferred Federal income taxes .......................      (233.4)      (574.0)      1,044.4
                                                                            ---------    ---------    ----------

        Change in unrealized gains (losses), net of
            adjustments .................................................       202.6        405.7        (776.9)
        Change in minimum pension liability .............................        --           --            28.2
                                                                            ---------    ---------    ----------

        Total Other Comprehensive Income (Loss) .........................   $   202.6    $   405.7    $   (748.7)
                                                                            =========    =========    ==========

7)      CLOSED BLOCK

        The excess of Closed Block liabilities over Closed Block assets (adjusted to exclude the impact of related amounts in accumulated other comprehensive income) represents the expected maximum future post-tax earnings from the Closed Block which would be recognized in income from continuing operations over the period the policies and contracts in the Closed Block remain in force. As of January 1, 2001, the Company has developed an actuarial calculation of the expected timing of the Closed Block earnings.

        If the actual cumulative earnings from the Closed Block are greater than the expected cumulative earnings, only the expected earnings will be recognized in net income. Actual cumulative earnings in excess of expected cumulative earnings at any point in time are recorded as a policyholder dividend obligation because they will ultimately be paid to Closed Block policyholders as an additional policyholder dividend unless offset by future performance that is less favorable than originally expected. If a policyholder dividend obligation has been previously established and the actual Closed Block earnings in a subsequent period are less than the expected earnings for that period, the policyholder dividend obligation would be reduced (but not below zero). If, over the period the policies and contracts in the Closed Block remain in force, the actual cumulative earnings of the Closed Block are less than the expected cumulative earnings, only actual earnings would be recognized in income from continuing operations. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside the Closed Block.

        Many expenses related to Closed Block operations, including amortization of DAC, are charged to operations outside of the Closed Block; accordingly, net revenues of the Closed Block do not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

        Summarized financial information for the Closed Block is as follows:

                                                                         DECEMBER 31,  December 31,
                                                                             2001         2000
                                                                          ----------   ----------
                                                                                (IN MILLIONS)
        CLOSED BLOCK LIABILITIES:
        Future policy benefits, policyholders' account balances
           and other ................................................     $  9,049.9   $  9,026.4
        Other liabilities ...........................................           53.6         35.6
                                                                          ----------   ----------
        Total Closed Block liabilities ..............................        9,103.5      9,062.0
                                                                          ----------   ----------

        ASSETS DESIGNATED TO THE CLOSED BLOCK:
        Fixed maturities, available for sale, at estimated fair value
        (amortized
          cost of $4,600.4 and $4,373.5) ............................        4,705.7      4,408.0
        Mortgage loans on real estate ...............................        1,514.4      1,581.8
        Policy loans ................................................        1,504.4      1,557.7
        Cash and other invested assets ..............................          141.0        174.7
        Other assets ................................................          214.7        238.9
                                                                          ----------   ----------
         Total assets designated to the Closed Block ................        8,080.2      7,961.1
                                                                          ----------   ----------


        Excess of Closed Block liabilities over assets designated to
           the Closed Block .........................................        1,023.3      1,100.9
        Amounts included in accumulated other comprehensive income:
             Net unrealized investment gains, net of deferred Federal
               income tax of $20.4 and $12.2 ........................           37.8         22.7
                                                                          ----------   ----------


        Maximum Future Earnings To Be Recognized From Closed Block

           Assets and Liabilities ...................................     $  1,061.1   $  1,123.6
                                                                           ==========   ==========

        Closed Block revenues and expenses were as follows:

                                                        2001          2000          1999
                                                     ----------    ----------    ----------
                                                                 (IN MILLIONS)

        REVENUES:
        Premiums and other income ..............     $    571.5    $    594.7    $    619.1
        Investment income (net of investment
        expenses of $3.0, $8.1, and $15.8) .....          583.5         578.7         574.2
        Investment losses, net .................          (42.3)        (35.8)        (11.3)
                                                     ----------    ----------    ----------
        Total revenues .........................        1,112.7       1,137.6       1,182.0
                                                     ----------    ----------    ----------

        BENEFITS AND
        OTHER DEDUCTIONS:
        Policyholders' benefits and dividends ..        1,009.3       1,025.2       1,024.7
        Other operating costs and expenses .....            4.7           5.2           5.5
                                                     ----------    ----------    ----------
        Total benefits and other deductions ....        1,014.0       1,030.4       1,030.2
                                                     ----------    ----------    ----------

        Net revenues before Federal income taxes           98.7         107.2         151.8
        Federal income taxes ...................          (36.2)        (38.2)        (60.3)
                                                     ----------    ----------    ----------
        Net Revenues ...........................     $     62.5    $     69.0    $     91.5
                                                     ==========    ==========    ==========

        Impaired mortgage loans along with the related investment valuation allowances follows:

                                                                                DECEMBER 31,
                                                                            ------------------
                                                                              2001       2000
                                                                            -------    -------
                                                                               (IN MILLIONS)
        Impaired mortgage loans with investment valuation allowances ..     $  26.7    $  26.7
        Impaired mortgage loans without investment valuation allowances         6.5        4.0
                                                                            -------    -------
        Recorded investment in impaired mortgages .....................        33.2       30.7
        Investment valuation allowances ...............................        (5.8)      (8.7)
                                                                            -------    -------
        Net Impaired Mortgage Loans ...................................     $  27.4    $  22.0
                                                                            =======    =======

        During 2001, 2000 and 1999, the Closed Block's average recorded investment in impaired mortgage loans was $30.8 million, $31.0 million and $37.0 million, respectively. Interest income recognized on these impaired mortgage loans totaled $1.2 million, $2.0 million and $3.3 million ($.1 million, $.1 million and $.3 million recognized on a cash basis) for 2001, 2000 and 1999, respectively.

        Valuation allowances amounted to $5.7 million and $9.1 million on mortgage loans on real estate and $9.8 million and $17.2 million on equity real estate at December 31, 2001 and 2000, respectively. Writedowns of fixed maturities amounted to $30.8 million and $27.7 million for 2001 and 2000, respectively, including $23.3 million in fourth quarter 2001.

8)       DISCONTINUED OPERATIONS

        Summarized financial information for Discontinued Operations follows:


                                                                                 DECEMBER 31,
                                                                          -----------------------
                                                                             2001        2000
                                                                          ----------   ----------
                                                                                (IN MILLIONS)
        BALANCE SHEETS
        Mortgage loans on real estate ...............................     $    160.3   $    330.9
        Equity real estate ..........................................          252.0        350.9
        Fixed maturities, available for sale, at estimated fair value
          (amortized cost of $542.9 and $321.5) .....................          559.6        336.5
        Other equity investments ....................................           22.3         43.1
        Other invested assets .......................................             .4          1.9
                                                                          ----------   ----------
          Total investments .........................................          994.6      1,063.3
        Cash and cash equivalents ...................................           41.1         84.3
        Other assets ................................................          152.6        148.8
                                                                          ----------   ----------
        Total Assets ................................................     $  1,188.3   $  1,296.4
                                                                          ==========   ==========

        Policyholders liabilities ...................................     $    932.9   $    966.8
        Allowance for future losses .................................          139.9        159.8
        Other liabilities ...........................................          115.5        169.8
                                                                          ----------   ----------
        Total Liabilities ...........................................     $  1,188.3   $  1,296.4
                                                                          ==========   ==========

                                                               2001       2000        1999
                                                            --------    --------    --------
                                                                      (IN MILLIONS)
        STATEMENTS OF EARNINGS
        Investment income (net of investment
          expenses of $25.3, $37.0 and $49.3) .........     $   91.6    $  102.2    $   98.7
        Investment gains (losses), net ................         33.6        (6.6)      (13.4)
        Policy fees, premiums and other income ........           .2          .7          .2
                                                            --------    --------    --------
        Total revenues ................................        125.4        96.3        85.5

        Benefits and other deductions .................        100.7       106.9       104.8
        Earnings credited (losses charged) to allowance
          for future losses ...........................         24.7       (10.6)      (19.3)
                                                            --------    --------    --------
        Pre-tax loss from operations ..................         --          --          --
        Pre-tax earnings from releasing the allowance
          for future losses ...........................         46.1        90.2        43.3
        Federal income tax expense ....................         (2.3)      (31.6)      (15.2)
                                                            --------    --------    --------
        Earnings from
          Discontinued Operations .....................     $   43.8    $   58.6    $   28.1
                                                            ========    ========    ========

        The Company's quarterly process for evaluating the allowance for future losses applies the current period's results of discontinued operations against the allowance, re-estimates future losses and adjusts the allowance, if appropriate. Additionally, as part of the Company's annual planning process which takes place in the fourth quarter of each year, investment and benefit cash flow projections are prepared. These updated assumptions and estimates resulted in a release of allowance in each of the three years presented.

        Valuation allowances of $4.8 million and $2.9 million on mortgage loans on real estate and $5.0 million and $11.4 million on equity real estate were held at December 31, 2001 and 2000, respectively. During 2001, 2000 and 1999, discontinued operations' average recorded investment in impaired mortgage loans was $32.2 million, $11.3 million and $13.8 million, respectively. Interest income recognized on these impaired mortgage loans totaled $2.5 million, $.9 million and $1.7 million ($1.0 million, $.5 million and $.0 million recognized on a cash basis) for 2001, 2000 and 1999, respectively.

        At December 31, 2001 and 2000, discontinued operations had real estate acquired in satisfaction of debt with carrying values of $7.4 million and $4.5 million, respectively.

        In 2001, Federal Income tax expense for discontinued operations reflected a $13.8 million reduction in taxes due to settlement of open tax years.

9)      SHORT-TERM AND LONG-TERM DEBT

        Short-term and long-term debt consists of the following:


                                                                   DECEMBER 31,
                                                             -----------------------
                                                                2001         2000
                                                             ----------   ----------
                                                                   (IN MILLIONS)
        Short-term debt ................................     $    229.6   $    782.2
                                                             ----------   ----------
        Long-term debt:
        Equitable Life:
          Surplus notes, 6.95%, due 2005 ...............          399.7        399.6
          Surplus notes, 7.70%, due 2015 ...............          199.7        199.7
          Other ........................................             .2           .4
                                                             ----------   ----------

              Total Equitable Life .....................          599.6        599.7
                                                             ----------   ----------

        Alliance:
          Senior Notes, 5.625%, due 2006 ...............          398.0       --
                                                             ----------   ----------
        Wholly Owned and Joint Venture Real Estate:
          Mortgage notes, 5.43% - 9.5%, due through 2017          248.3        248.3
                                                             ----------   ----------
        Total long-term debt ...........................        1,245.9        848.0
                                                             ----------   ----------

        Total Short-term and Long-term Debt ............     $  1,475.5   $  1,630.2
                                                             ==========   ==========

        Short-term Debt

        Equitable Life has a $350.0 million 5-year bank credit facility and a $250.0 million 364-day credit facility. The interest rates are based on external indices dependent on the type of borrowing ranging from 2.09% to 4.75%. There were no amounts outstanding under these credit facilities at December 31, 2001.

        Equitable Life has a commercial paper program with an issue limit of $1.0 billion. This program is available for general corporate purposes used to support Equitable Life's liquidity needs and is supported by Equitable Life's existing $600.0 million bank credit facilities. At December 31, 2001, there were no amounts outstanding under this program.

        Equitable Life has an $18.4 million line of credit available relating to reinsurance of which no amounts were outstanding at December 31, 2001.

        During 1998, Alliance increased its commercial paper program to $425.0 million and entered into a $425.0 million five-year revolving credit facility with a group of commercial banks to provide back-up liquidity for the commercial paper program. Under the credit facility, the interest rate, at the option of the borrower, is a floating rate generally based upon a defined prime rate, a rate related to the London Interbank Offered Rate ("LIBOR") or the Federal Funds Rate. A facility fee is payable on the total facility. Borrowings under the credit facility and the commercial paper program may not exceed $425.0 million in the aggregate. In July 1999, Alliance entered into a $200.0 million three-year revolving credit facility with a group of commercial banks. During October 2000, Alliance entered into a $250.0 million two-year revolving credit facility. The terms of the $200.0 million and $250.0 million credit facilities are generally similar to the $425.0 million credit facility. The revolving credit facilities will be used to fund commission payments to financial intermediaries for the sale of Back-End Load Shares under Alliance's mutual fund distribution system, capital expenditures and for general working capital purposes. The revolving credit facilities contain covenants which, among other things, require Alliance to meet certain financial ratios. Alliance was in compliance with the covenants at December 31, 2001. At December 31, 2001, Alliance had commercial paper outstanding totaling $198.2 million at an effective interest rate of 1.9%; there were no borrowings outstanding under Alliance's revolving credit facilities.

        In December 1999, Alliance established a $100.0 million extendible commercial notes ("ECN") program as a supplement to its $425.0 million commercial paper program. ECNs are short-term uncommitted debt instruments that do not require back-up liquidity support. At December 31, 2001, $24.9 million at an effective interest rate of 1.9% was outstanding under the ECN program.

        Long-term Debt

        Certain of the long-term debt agreements, principally mortgage notes, have restrictive covenants related to the total amount of debt, net tangible assets and other matters. At December 31, 2001, the Company is in compliance with all debt covenants.

        At December 31, 2001 and 2000, respectively, the Company has pledged real estate of $314.5 million and $298.8 million as collateral for certain long-term debt.

        At December 31, 2001, aggregate maturities of the long-term debt based on required principal payments at maturity was $248.5 million for 2002, $400.0 million for 2005, $400.0 million for 2006 and $200.0 million thereafter.

        In August 2001, Alliance issued $400.0 million 5.625% notes due 2006 in a public offering and are redeemable at any time. The registration statement filed with the SEC allows for the issuance of up to $600.0 million in senior debt securities. The proceeds were used to reduce commercial paper and credit facility borrowings and for other general partnership purposes.

10)     FEDERAL INCOME TAXES

        A summary of the Federal income tax expense in the consolidated statements of earnings follows:

                                                    2001        2000       1999
                                                  --------    --------   --------
                                                           (IN MILLIONS)
        Federal income tax expense (benefit):
          Current ...........................     $  (38.2)   $  820.6   $  174.0
          Deferred ..........................        354.4       137.7      158.0
                                                  --------    --------   --------
        Total ...............................     $  316.2    $  958.3   $  332.0
                                                  ========    ========   ========

        The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings before Federal income taxes and minority interest by the expected Federal income tax rate of 35%. The sources of the difference and their tax effects follow:

                                                       2001        2000        1999
                                                     --------    --------    --------
                                                             (IN MILLIONS)
        Expected Federal income tax expense ....     $  452.5    $  904.9    $  458.4
        Minority interest ......................       (126.9)     (117.9)      (47.8)
        Non deductible stock option compensation
          expense ..............................         --          34.4        --
        Subsidiary gains .......................         --         161.4       (37.1)
        Adjustment of tax audit reserves .......        (28.2)       17.9        27.8
        Equity in unconsolidated subsidiaries ..         --         (48.7)      (64.0)
        Other ..................................         18.8         6.3        (5.3)
                                                     --------    --------    --------
        Federal Income Tax Expense .............     $  316.2    $  958.3    $  332.0
                                                     ========    ========    ========

        The components of the net deferred Federal income taxes are as follows:


                                                       DECEMBER 31, 2001                  December 31, 2000
                                                 --------------   ------------      ------------      -----------
                                                    ASSETS         LIABILITIES         Assets         Liabilities
                                                 --------------   ------------      ------------      -----------
                                                                           (IN MILLIONS)
        Compensation and related benefits......  $      --        $       92.0      $       --        $      79.7
        Other..................................         --                  .1               4.9             --
        DAC, reserves and reinsurance..........         --             1,020.1              --              733.0
        Investments............................         --               333.3              --              229.2
                                                 --------------   ------------      ------------      -----------
        Total..................................  $      --        $    1,445.5      $        4.9      $   1,041.9
                                                 ==============   ============      ============      ===========

       At December 31, 1999, $236.8 million in deferred tax assets were transferred to the Holding Company in conjunction with its assumption of the non-qualified employee benefit liabilities. See Note 12 for discussion of the benefit plans transferred.

        The deferred Federal income taxes impacting operations reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The sources of these temporary differences and their tax effects follow:

                                                                   2001               2000                1999
                                                              -------------       ------------       ------------
                                                                                 (IN MILLIONS)

        DAC, reserves and reinsurance......................  $       291.7       $      403.3       $       83.2
        Investments........................................           42.1             (140.7)               3.2
        Compensation and related benefits..................           15.7              (96.4)              21.0
        Other..............................................            4.9              (28.5)              50.6
                                                             -------------       ------------       ------------
        Deferred Federal Income Tax
          Expense..........................................  $       354.4       $      137.7       $      158.0
                                                             =============       ============       ============

        Federal income taxes payable at December 31, 2000 included $858.2 million of taxes related to the gain on disposal of DLJ.

        The Internal Revenue Service (the "IRS") is in the process of examining the Holding Company's consolidated Federal income tax returns for the years 1992 through 1996. Management believes these audits will have no material adverse effect on the Company's results of operations.

11)     REINSURANCE AGREEMENTS

        The Insurance Group assumes and cedes reinsurance with other insurance companies. The Insurance Group evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Ceded reinsurance does not relieve the originating insurer of liability.

        The effect of reinsurance (excluding group life and health) is summarized as follows:

                                                                  2001               2000                1999
                                                            -------------       ------------       ------------
                                                                                 (IN MILLIONS)
        Direct premiums....................................  $       990.0       $    1,103.8       $    1,039.5
        Reinsurance assumed................................          203.0              194.2              206.7
        Reinsurance ceded..................................         (173.1)            (123.0)             (69.1)
                                                             -------------       ------------       ------------
        Premiums...........................................  $     1,019.9       $    1,175.0       $    1,177.1
                                                             =============       ============       ============

        Universal Life and Investment-type Product
          Policy Fee Income Ceded..........................  $        86.9       $       92.1       $       69.7
                                                             =============       ============       ============
        Policyholders' Benefits Ceded......................  $       370.3       $      239.2       $      155.6
                                                             =============       ============       ============
        Interest Credited to Policyholders' Account
          Balances Ceded...................................  $        50.4       $       46.5       $       38.5
                                                             =============       ============       ============


        Since 1997, the Company reinsures on a yearly renewal term basis 90% of the mortality risk on new issues of certain term, universal and variable life products. The Company's retention limit on joint survivorship policies is $15.0 million. All other in force business above $5.0 million is reinsured. The Insurance Group also reinsures the entire risk on certain substandard underwriting risks and in certain other cases.

        During July 2000, Equitable Life transferred, at no gain or loss, all the risk of its directly written DI business for years 1993 and prior through an indemnity reinsurance contract. The cost of the arrangement will be amortized over the expected lives of the contracts reinsured and will not have a significant impact on the results of operations in any specific period.

        At December 31, 2001 and 2000, respectively, reinsurance recoverables related to insurance contracts amounting to $2,233.7 million and $2,098.0 million, of which $1,060.4 million and $1,009.1 million relates to one specific reinsurer, are included in Other assets and reinsurance payables related to insurance contracts amounting to $798.5 million and $730.3 million are included in Other liabilities in the consolidated balance sheets.

        The Insurance Group cedes 100% of its group life and health business to a third party insurer. Insurance liabilities ceded totaled $444.2 million and $487.7 million at December 31, 2001 and 2000, respectively.

        In addition to the sale of insurance products, the Insurance Group acts as a professional retrocessionaire by assuming life and annuity reinsurance from professional reinsurers. The Insurance Group also assumes accident, health, aviation and space risks by participating in various reinsurance pools. Reinsurance assumed reserves at December 31, 2001 and 2000 were $540.2 million and $515.0 million, respectively.

12)     EMPLOYEE BENEFIT PLANS

        The Company sponsors qualified and non-qualified defined benefit plans covering substantially all employees (including certain qualified part-time employees), managers and certain agents. The pension plans are non-contributory. Equitable Life's benefits are based on a cash balance formula or years of service and final average earnings, if greater, under certain grandfathering rules in the plans. Alliance's benefits are based on years of credited service, average final base salary and primary social security benefits. The Company's funding policy is to make the minimum contribution required by the Employee Retirement Income Security Act of 1974 ("ERISA").

        Effective December 31, 1999, the Holding Company legally assumed primary liability from Equitable Life for all current and future obligations of its Excess Retirement Plan, Supplemental Executive Retirement Plan and certain other employee benefit plans that provide participants with medical, life insurance, and deferred compensation benefits; Equitable Life remains secondarily liable. The amount of the liability associated with employee benefits transferred was $676.5 million, including $183.0 million of non-qualified pension benefit obligations and $394.1 million of postretirement benefits obligations at December 31, 1999. This transfer was recorded as a non-cash capital contribution to Equitable Life.

        Components of net periodic pension credit follow:

                                                                  2001               2000                1999
                                                             -------------       ------------       ------------
                                                                                 (IN MILLIONS)
        Service cost.......................................  $        32.1       $       29.5       $       36.7
        Interest cost on projected benefit obligations.....          128.8              124.2              131.6
        Expected return on assets..........................         (218.7)            (223.2)            (189.8)
        Net amortization and deferrals.....................             .1                (.6)               7.5
                                                             -------------       ------------       ------------
        Net Periodic Pension Credit........................  $       (57.7)      $      (70.1)      $      (14.0)
                                                             ============        ============       ============

        The projected benefit obligations under the pension plans were comprised of:

                                                                                           DECEMBER 31,
                                                                                 -------------------------------
                                                                                     2001                2000
                                                                                 ------------       ------------
                                                                                           (IN MILLIONS)


        Benefit obligations, beginning of year.................................  $    1,712.6       $    1,659.6
        Service cost...........................................................          27.1               24.5
        Interest cost..........................................................         128.8              124.2
        Actuarial losses (gains)...............................................          64.4               13.4
        Benefits paid..........................................................        (120.6)            (109.1)
                                                                                 ------------       ------------
        Benefit Obligation, End of Year........................................  $    1,812.3       $    1,712.6
                                                                                 ============       ============

        The funded status of the pension plans was as follows:

                                                                                           DECEMBER 31,
                                                                                 -------------------------------
                                                                                     2001                2000
                                                                                 ------------       ------------
                                                                                           (IN MILLIONS)

        Plan assets at fair value, beginning of year...........................  $    2,112.0       $    2,341.6
        Actual return on plan assets...........................................        (148.0)            (115.9)
        Contributions..........................................................          --                 --
        Benefits paid and fees.................................................        (126.1)            (113.7)
                                                                                 ------------       ------------
        Plan assets at fair value, end of year.................................       1,837.9            2,112.0
        Projected benefit obligations..........................................       1,812.3            1,712.6
                                                                                 ------------       ------------
        Excess of plan assets over projected benefit obligations...............          25.6              399.4
        Unrecognized prior service cost........................................         (46.3)               1.2
        Unrecognized net loss (gain) from past experience different
          from that assumed....................................................         550.1               71.3
        Unrecognized net asset at transition...................................          (1.6)              (1.9)
                                                                                 ------------       ------------
        Prepaid Pension Cost, Net..............................................  $      527.8       $      470.0
                                                                                 ============       ============

        The accrued liability for pension plans with projected benefit obligations in excess of plan assets was $16.7 million and $13.5 million at December 31, 2001 and 2000, respectively. The aggregate accumulated benefit obligation and fair value of plan assets for pension plans with accumulated benefit obligations in excess of plan assets were $49.7 million and $28.7 million, respectively, at December 31, 2001 and $38.9 million and $32.9 million, respectively, at December 31, 2000.

        The pension plan assets include corporate and government debt securities, equity securities, equity real estate and shares of group trusts managed by Alliance. The discount rate and rate of increase in future compensation levels used in determining the actuarial present value of projected benefit obligations were 7.25% and 7.19%, respectively, at December 31, 2001 and 7.75% and 7.19%, respectively, at December 31, 2000. As of January 1, 2001 and 2000, the expected long-term rate of return on assets for the retirement plan was 10.25% and 10.5%, respectively.

        Prior to 1987, the qualified plan funded participants' benefits through the purchase of non-participating annuity contracts from Equitable Life. Benefit payments under these contracts were approximately $27.3 million, $28.7 million and $30.2 million for 2001, 2000 and 1999, respectively.

        Alliance maintains several unfunded deferred compensation plans for the benefit of certain eligible employees and executives. The Capital Accumulation Plan was frozen on December 31, 1987 and no additional awards have been made. For the active plans, benefits vest over a period ranging from 3 to 8 years and are amortized as compensation and benefit expense. ACMC, Inc. ("ACMC"), a subsidiary of the Company, is obligated to make capital contributions to Alliance in amounts equal to benefits paid under the Capital Accumulation Plan and the contractual unfunded deferred compensation arrangements. In connection with the acquisition of Bernstein, Alliance agreed to invest $96.0 million per annum for three years to fund open market purchases of Alliance Holding units or money market funds in each case for the benefit of certain individuals who were stockholders or principals of Bernstein or were hired to replace them. The Company has recorded compensation and benefit expenses in connection with the plans totaling $58.1 million, $29.8 million and $13.8 million for 2001, 2000 and 1999, respectively (including $34.6 million and $6.8 million for 2001 and 2000, respectively, relating to the Bernstein deferred compensation plan).

13)     DERIVATIVES AND FAIR VALUE OF FINANCIAL INSTRUMENTS

        The Insurance Group primarily uses derivatives for asset/liability risk management and for hedging individual securities. Derivatives mainly are utilized to reduce the Insurance Group's exposure to interest rate fluctuations. Various derivative financial instruments are used to achieve this objective, including interest rate caps and floors to hedge crediting rates on interest-sensitive individual annuity contracts, interest rate futures to protect against declines in interest rates between receipt of funds and purchase of appropriate assets, and interest rate swaps to modify the duration and cash flows of fixed maturity investments. In addition, the Company periodically enters into forward and futures contracts to hedge certain equity exposures. Also, the Company has purchased reinsurance contracts to mitigate the risks associated with the impact of potential market fluctuations on future policyholder elections of guaranteed minimum income benefit features contained in certain annuity contracts issued by the Company.

        As earlier described in Note 2 of Notes to Consolidated Financial Statements, the Company adopted SFAS No. 133, as amended, on January 1, 2001. Consequently, all derivatives outstanding at December 31, 2001 are recognized on the balance sheet at their fair values. The outstanding notional amounts of derivative financial instruments purchased and sold were $6,675.0 million and $.3 million, respectively, at December 31, 2001. These amounts principally consist of interest rate cap contracts of Equitable Life that have a total fair value at December 31, 2001 of $13.6 million. At December 31, 2001 and during the year then ended, there were no hybrid instruments that required bifurcation of an embedded derivative component under the provisions of SFAS No. 133.

        All gains and losses on derivative financial instruments utilized by the Company in 2001 are reported in earnings for the current year as none of the derivatives were designated to qualifying hedging relationships under SFAS No. 133 either at initial adoption of the Statement or at inception of the contracts. Gross gains and gross losses recognized on derivative positions was $27.5 million and $4.6 million, respectively, for 2001.

        Fair Value of Financial Instruments

        The Company defines fair value as the quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are estimated using present value or other valuation techniques. The fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

        Certain financial instruments are excluded, particularly insurance liabilities other than financial guarantees and investment contracts. Fair market value of off-balance-sheet financial instruments of the Insurance Group was not material at December 31, 2001 and 2000.

        Fair values for mortgage loans on real estate are estimated by discounting future contractual cash flows using interest rates at which loans with similar characteristics and credit quality would be made. Fair values for foreclosed mortgage loans and problem mortgage loans are limited to the estimated fair value of the underlying collateral if lower.

        Fair values of policy loans are estimated by discounting the face value of the loans from the time of the next interest rate review to the present, at a rate equal to the excess of the current estimated market rates over the current interest rate charged on the loan.

        The estimated fair values for the Company's association plan contracts, supplementary contracts not involving life contingencies ("SCNILC") and annuities certain, which are included in policyholders' account balances, and guaranteed interest contracts are estimated using projected cash flows discounted at rates reflecting expected current offering rates.

        The estimated fair values for variable deferred annuities and single premium deferred annuities, which are included in policyholders' account balances, are estimated by discounting the account value back from the time of the next crediting rate review to the present, at a rate equal to the excess of current estimated market rates offered on new policies over the current crediting rates.

        Fair values for long-term debt are determined using published market values, where available, or contractual cash flows discounted at market interest rates. The estimated fair values for non-recourse mortgage debt are determined by discounting contractual cash flows at a rate which takes into account the level of current market interest rates and collateral risk. The estimated fair values for recourse mortgage debt are determined by discounting contractual cash flows at a rate based upon current interest rates of other companies with credit ratings similar to the Company. The Company's carrying value of short-term borrowings approximates their estimated fair value.

        The carrying value and estimated fair value for financial instruments not previously disclosed in Notes 3, 7 and 8:


                                                                           DECEMBER 31,
                                                --------------------------------------------------------------------
                                                              2001                               2000
                                                ---------------------------------  ---------------------------------
                                                   CARRYING         ESTIMATED         Carrying         Estimated
                                                    VALUE          FAIR VALUE          Value           Fair Value
                                                ---------------  ----------------  ---------------   ---------------
                                                                           (IN MILLIONS)
        Consolidated:
        Mortgage loans on real estate..........  $    4,333.3     $     4,438.7     $     4,712.6     $    4,767.0
        Other limited partnership interests....         701.9             701.9             834.9            834.9
        Policy loans...........................       4,100.7           4,476.4           4,034.6          4,290.0
        Policyholders' account balances -
          investment contracts.................      12,256.4          12,514.0          11,488.8         11,663.8
        Long-term debt.........................       1,245.9           1,280.6             848.0            847.5

        Closed Block:
        Mortgage loans on real estate..........  $    1,514.4     $     1,532.6     $     1,581.8     $    1,582.6
        Other equity investments...............          24.4              24.4              34.4             34.4
        Policy loans...........................       1,504.4           1,664.8           1,557.7          1,667.6
        SCNILC liability.......................          18.2              18.1              20.2             20.1

        Discontinued Operations:
        Mortgage loans on real estate..........  $      160.3     $       171.6     $       330.9     $      347.7
        Fixed maturities.......................         559.6             559.6             336.5            336.5
        Other equity investments...............          22.3              22.3              43.1             43.1
        Guaranteed interest contracts..........          18.8              16.1              26.4             23.4
        Long-term debt.........................         101.7             101.7             101.8            101.7

14)     COMMITMENTS AND CONTINGENT LIABILITIES

        From time to time, the Company has provided certain guarantees or commitments to affiliates, investors and others. At December 31, 2001, these arrangements included commitments by the Company, under certain conditions, to make capital contributions of up to $8.5 million to affiliated real estate joint ventures and to provide equity financing to certain limited partnerships of $274.9 million. Management believes the Company will not incur any material losses as a result of these commitments.

        Equitable Life is the obligor under certain structured settlement agreements which it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, Equitable Life owns single premium annuities issued by previously wholly owned life insurance subsidiaries. Equitable Life has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly owned subsidiaries be unable to meet their obligations. Management believes the need for Equitable Life to satisfy those obligations is remote.

        The Insurance Group had $10.5 million of letters of credit outstanding at December 31, 2001.

        The Company entered into continuity agreements with certain executives of the Company in connection with AXA's minority interest acquisition. The remaining continuity agreements generally provide cash severance payments ranging from 1.5 times to 2 times an executive's base salary plus bonus and other benefits. Such cash severance payments will generally be made if an executive's employment is terminated at any time within two years from December 27, 2000 for any reason other than the executive's death, disability, retirement or for cause, or if the executive resigns for good reason as defined in the agreements. In connection with cost reduction programs initiated in 2001, expenses related to continuity agreements, severance, benefits and outplacement were recorded, totaling $126.1 million related to the home office initiative and $24.5 million related to the field restructuring initiative. At December 31, 2001, in the event the remaining covered executives' employment terminates under the circumstances described above, cash severance payments that would be payable under these continuity agreements approximate $30.0 million.

15)     LITIGATION

        A number of lawsuits have been filed against life and health insurers in the jurisdictions in which Equitable Life and its subsidiaries do business involving insurers' sales practices, alleged agent misconduct, alleged failure to properly supervise agents, and other matters. Some of the lawsuits have resulted in the award of substantial judgments against other insurers, including material amounts of punitive damages, or in substantial settlements. In some states, juries have substantial discretion in awarding punitive damages. Equitable Life, Equitable Variable Life Insurance Company ("EVLICO," which was merged into Equitable Life effective January 1, 1997, but whose existence continues for certain limited purposes, including the defense of litigation) and EOC, like other life and health insurers, from time to time are involved in such litigations. Among litigations against Equitable Life, EVLICO and EOC of the type referred to in this paragraph are the litigations described in the following five paragraphs.

        In January 1996, an amended complaint was filed in an action entitled Frank Franze Jr. and George Busher, individually and on behalf of all others similarly situated v. The Equitable Life Assurance Society of the United States, and Equitable Variable Life Insurance Company in the United States District Court for the Southern District of Florida. The action was brought by two individuals who purchased variable life insurance policies. The plaintiffs purport to represent a nationwide class consisting of all persons who purchased variable life insurance policies from Equitable Life and EVLICO between September 30, 1991 and January 3, 1996. The amended complaint alleges that Equitable Life's and EVLICO's agents were trained not to disclose fully that the product being sold was life insurance. Plaintiffs allege violations of the Federal securities laws and seek rescission of the contracts or compensatory damages and attorneys' fees and expenses. Equitable Life and EVLICO have answered the amended complaint, denying the material allegations and asserting certain affirmative defenses. In May 1999, the Magistrate Judge issued a Report and Recommendation recommending that the District Judge deny Equitable Life's and EVLICO's motion for summary judgment and grant plaintiffs' motion for class certification. In July 1999, Equitable Life and EVLICO filed Objections to the Report and Recommendation and urged that the District Judge reject the Magistrate's recommendations and grant Equitable Life's and EVLICO's motion for summary judgment and deny plaintiffs' motion for class certification. In October 2000, the District Judge affirmed the Magistrate's

        Report and Recommendation and, accordingly, denied Equitable Life's and EVLICO's motion for summary judgment and granted plaintiffs' motion for class certification. In May 2001, with permission of the United States Court of Appeals for the Eleventh Circuit, Equitable Life and EVLICO appealed the District Court's order. Oral argument is scheduled for March 2002.

        In March 2000, an action entitled Brenda McEachern v. The Equitable Life Assurance Society of the United States and Gary Raymond, Jr. was commenced against Equitable Life and one of its agents in Circuit Court, Mobile County, Alabama, and asserts claims under state law. The action was brought by an individual who alleges that she purchased a variable annuity from Equitable Life in 1997. The action purports to be on behalf of a class consisting of all persons who from January 1, 1989 (i) purchased a variable annuity from Equitable Life to fund a qualified retirement plan, (ii) were charged allegedly unnecessary fees for tax deferral for variable annuities held in qualified retirement accounts, or (iii) were sold a variable annuity while owning a qualified retirement plan from Equitable Life. The complaint alleges various improper sales practices, including misrepresentations in connection with the use of variable annuities in a qualified retirement plan or similar arrangement, charging inflated or hidden fees, and failure to disclose unnecessary tax deferral fees. Plaintiff seeks damages, including punitive damages, in an unspecified amount and attorneys' fees and expenses. In May 2000, Equitable Life removed the case to the United States District Court for the Southern District of Alabama and filed a motion to dismiss the complaint, and plaintiff filed a motion to remand the case to state court. The court has permitted limited discovery on the issue of whether the Securities Litigation Uniform Standards Act applies. In November 2001, plaintiff filed a motion for leave to join additional plaintiffs.

        In June 2000, an action entitled Raymond Patenaude v. The Equitable Life Assurance Society of the United States, AXA Advisors, LLC and Equitable Distributors, Inc. was commenced in the Superior Court of California, County of San Diego. The complaint alleges that the defendants engaged in fraudulent and deceptive practices in connection with the marketing and sale of deferred annuity products to fund tax-qualified contributory retirement plans. The named plaintiff purports to act as a private attorney general on behalf of the general public of the State of California under California consumer protection statutes and also asserts individual common-law claims. On behalf of the named plaintiff and the general public, the complaint asserts claims for unlawful, unfair or fraudulent business acts and practices and for false or misleading advertising. On behalf of the named plaintiff alone, the complaint alleges claims for fraud, fraudulent concealment and deceit, negligent misrepresentation and negligence. The complaint seeks injunctive relief, restitution for members of the general public of the State of California who have been harmed by defendants' conduct, compensatory and punitive damages on behalf of the named plaintiff, and attorneys' fees, costs and expenses. In July 2000, the defendants removed the case to the United States District Court for the Southern District of California and filed a motion to dismiss the complaint. In October 2000, the District Court granted defendants' motion to dismiss the action. In November 2000, the plaintiff appealed; the appeal is fully briefed.

        In October 2000, an action entitled Sham Malhotra, et al. v. The Equitable Life Assurance Society of the United States, AXA Advisors, LLC and Equitable Distributors, Inc. was commenced in the Supreme Court of the State of New York, County of Nassau. The action was brought by two individuals who purchased Equitable Life deferred annuity products. The action purports to be on behalf of a class consisting of all persons who purchased an individual deferred annuity contract or who received a certificate to a group deferred annuity contract, sold by one of the defendants, which was used to fund a contributory retirement plan or arrangement qualified for favorable income tax treatment; excluded from the class are officers, directors and agents of the defendants. The complaint alleges that the defendants engaged in fraudulent and deceptive practices in connection with the marketing and sale of deferred annuity products to fund tax-qualified contributory retirement plans. The complaint asserts claims for: deceptive business acts and practices in violation of the New York General Business Law ("GBL"); use of misrepresentations and misleading statements in violation of the New York Insurance Law; false or misleading advertising in violation of the GBL; fraud, fraudulent concealment and deceit; negligent misrepresentation; negligence; unjust enrichment and imposition of a constructive trust; declaratory and injunctive relief; and reformation of the annuity contracts. The complaint seeks injunctive and declaratory relief, an unspecified amount of compensatory and punitive damages, restitution for all members of the class, and an award of attorneys' fees, costs and expenses. In October 2000, the defendants removed the action to the United States District Court for the Eastern District of New York, and thereafter filed a motion to dismiss. Plaintiffs filed a motion to remand the case to state court. In September 2001, the District Court issued a decision granting defendants' motion to dismiss and denying plaintiffs' motion to remand, and judgment was entered in favor of the defendants. In October 2001, plaintiffs filed a motion seeking leave to reopen the case for the purpose of filing an amended complaint. In addition, plaintiffs filed a new complaint in the District Court, alleging a similar class and similar facts. The new complaint asserts causes of action for violations of Federal securities laws in addition to the state law causes of action asserted in the previous complaint. In January 2002, the defendants filed a motion to dismiss the new action.

        Between June 2000 and December 2001 twelve lawsuits were filed in the state courts of Mississippi (the "Mississippi Actions") by more than 70 plaintiffs naming as defendants Equitable Life, EVLICO, EOC and various present and former individual sales agents associated with Equitable Life, EVLICO and/or EOC. The actions arise from the purchase by each of the plaintiffs of various types of life insurance policies from Equitable Life, EVLICO and/or EOC. The policies at issue include term, variable and whole life policies purchased as early as 1954. The actions allege misrepresentations in connection with the sale of life insurance policies including that the defendants misrepresented the stated number of years that premiums would need to be paid. Plaintiffs assert claims for breach of contract, fraud, fraudulent inducement, misrepresentation, conspiracy, negligent supervision and other tort claims. Plaintiffs seek unspecified compensatory and punitive damages. The parties are engaged in discovery in each of the pending actions.

        In October 2000, an action entitled American National Bank and Trust Company of Chicago, as trustee f/b/o Emerald Investments LP and Emerald Investments LP v. AXA Client Solutions, LLC; The Equitable Life Assurance Society of the United States; and AXA Financial, Inc. was commenced in the United States District Court for the Northern District of Illinois. The complaint alleges that the defendants (i) in connection with certain annuities issued by Equitable Life breached an agreement with the plaintiffs involving the execution of mutual fund transfers, and (ii) wrongfully withheld withdrawal charges in connection with the termination of such annuities. Plaintiffs seek unspecified lost profits and injunctive relief, punitive damages and attorneys' fees. Plaintiffs also seek return of the withdrawal charges. In February 2001, the District Court granted in part and denied in part defendants' motion to dismiss the complaint. In March 2001, plaintiffs filed an amended complaint. The District Court granted defendants' motion to dismiss AXA Client Solutions and the Holding Company from the amended complaint, and dismissed the conversion claims in June 2001. The District Court denied defendants' motion to dismiss the remaining claims. Equitable Life has answered the amended complaint.

        On September 12, 1997, the United States District Court for the Northern District of Alabama, Southern Division, entered an order certifying James Brown as the representative of a class consisting of "[a]ll African-Americans who applied but were not hired for, were discouraged from applying for, or would have applied for the position of Sales Agent in the absence of the discriminatory practices, and/or procedures in the [former] Southern Region of AXA Financial from May 16, 1987 to the present." The second amended complaint in James W. Brown, on behalf of others similarly situated v. The Equitable Life Assurance Society of the United States alleges, among other things, that Equitable Life discriminated on the basis of race against African-American applicants and potential applicants in hiring individuals as sales agents. Plaintiffs sought a declaratory judgment and affirmative and negative injunctive relief, including the payment of back-pay, pension and other compensation. The court referred the case to mediation, pursuant to which the parties reached a proposed settlement agreement in November 2000. In connection therewith, the case was dismissed in the United States District Court for the Northern District of Alabama, Southern Division and refiled in the United States District Court for the Northern District of Georgia, Atlanta Division. The final settlement required notice to be given to class members and was subject to court approval. A hearing was held in January 2002 and thereafter, an order was entered approving the settlement.

        In November 1997, an amended complaint was filed in Peter Fischel, et al. v. The Equitable Life Assurance Society of the United States alleging, among other things, that Equitable Life violated ERISA by eliminating certain alternatives pursuant to which agents of Equitable Life could qualify for health care coverage. In March 1999, the United States District Court for the Northern District of California entered an order certifying a class consisting of "[a]ll current, former and retired Equitable agents, who while associated with Equitable satisfied [certain alternatives] to qualify for health coverage or contributions thereto under applicable plans." Plaintiffs allege various causes of action under ERISA, including claims for enforcement of alleged promises contained in plan documents and for enforcement of agent bulletins, breach of a unilateral contract, breach of fiduciary duty and promissory estoppel. In June 2000, plaintiffs appealed to the Court of Appeals for the Ninth Circuit contesting the District Court's award of legal fees to plaintiffs' counsel in connection with a previously settled count of the complaint unrelated to the health benefit claims. In that appeal, plaintiffs have challenged the District Court's subject matter jurisdiction over the health benefit claims. Oral argument on this appeal was heard in November 2001. In May 2001, plaintiffs filed a second amended complaint which, among other things, alleges that Equitable Life failed to comply with plan amendment procedures and deletes the promissory estoppel claim. Equitable Life answered the complaint in June 2001. In September 2001, Equitable Life filed a motion for summary judgment on all of plaintiffs' claims, and plaintiffs filed a motion for partial summary judgment on all claims except their claim for breach of fiduciary duty.

        A putative class action entitled Stefanie Hirt, et al. v. The Equitable Retirement Plan for Employees, Managers and Agents, et al. was filed in the District Court for the Southern District of New York in August 2001 against The Equitable Retirement Plan for Employees, Managers and Agents (the "Retirement Plan") and The Officers Committee on Benefit Plans of Equitable Life, as Plan Administrator. The action was brought by five participants in the Retirement Plan and purports to be on behalf of "all Plan participants, whether active or retired, their beneficiaries and Estates, whose accrued benefits or pension benefits are based on the Plan's Cash Balance Formula." The complaint challenges the change, effective January 1, 1989, in the pension benefit formula from a final average pay formula to a cash balance formula. Plaintiffs allege that the change to the cash balance formula violates ERISA by reducing the rate of accruals based on age, failing to comply with ERISA's notice requirements and improperly applying the formula to retroactively reduce accrued benefits. The relief sought includes a declaration that the cash balance plan violates ERISA, an order enjoining the enforcement of the cash balance formula, reformation and damages. Defendants answered the complaint in October 2001.

        In September 1999, a complaint was filed in an action entitled R.S.M. Inc., et al. v. Alliance Capital Management L.P., et al. in the Chancery Court of the State of Delaware. The action was brought on behalf of a purported class of owners of limited partnership units of Alliance Capital Management Holding L.P. ("Alliance Holding") challenging the then-proposed reorganization of Alliance Holding. Named defendants include Alliance Holding, four Alliance Holding executives, the general partner of Alliance Holding and Alliance, which is a wholly owned indirect subsidiary of Equitable Life, and Alliance, which is the operating partnership whose units are not publicly traded. Equitable Life is obligated to indemnify the defendants for losses and expenses arising out of the litigation. Plaintiffs allege, inter alia, inadequate and misleading disclosures, breaches of fiduciary duties, and the improper adoption of an amended partnership agreement by Alliance Holding. The complaint seeks, inter alia, payment of unspecified money damages and an accounting of all benefits alleged to have been improperly obtained by the defendants. In August 2000, plaintiffs filed a first amended and supplemental class action complaint. The amended complaint alleges in connection with the reorganization that, inter alia, the partnership agreement of Alliance Holding was not validly amended, the reorganization of Alliance Holding was not validly effected, the information disseminated to holders of units of limited partnership interests in Alliance Holding was materially false and misleading, and the defendants breached their fiduciary duties by structuring the reorganization in a manner that was grossly unfair to plaintiffs. Plaintiffs seek declaratory, monetary and injunctive relief relating to the allegations contained in the amended complaint. In September 2000, all defendants other than Robert H. Joseph, Jr., filed an answer to the amended complaint denying the material allegations contained therein. In lieu of joining in the answer to the amended complaint, Mr. Joseph filed a motion to dismiss in September 2000. In November 2000, defendants, other than Mr. Joseph, filed a motion to dismiss the amended complaint. In December 2000, plaintiffs filed a motion for partial summary judgment on the claim that the Alliance Holding partnership agreement was not validly amended. In April 2001, the Chancery Court issued a decision granting in part and denying in part defendants' motion to dismiss; the claim alleging that the partnership agreement of Alliance Holding was not validly amended was one of the claims dismissed. In October 2001, a memorandum of understanding was executed, setting forth the terms of a settlement in principle, and in December 2001, a stipulation of settlement was filed with the Delaware Court of Chancery. The settlement is subject to a number of conditions, including preparation of definitive documentation and approval, after a hearing, by the Delaware Court of Chancery.

        Subsequent to the August 30, 2000 announcement of AXA's proposal to purchase the outstanding shares of AXA Financial common stock that it did not already own, the following fourteen putative class action lawsuits were commenced in the Delaware Court of Chancery: Fred Buff v. AXA Financial, Inc., et al., Sarah Wolhendler v. Claude Bebear, et al.; Jerome and Selma Stone v. AXA Financial, Inc., et al.; Louis Deranieri
        v. AXA Financial, Inc., et al.; Maxine Phillips v. AXA Financial, Inc., et al.; Ruth Ravnitsky v. AXA Financial, Inc., et al.; Richard Kager v. AXA Financial, Inc., et al.; Mortimer Cohen v. AXA Financial, Inc., et al.; Lee Koneche, et al. v. AXA Financial, Inc., et al.; Denver Employees Retirement Plan v. AXA Financial, Inc., et al.; Harry Hoffman
        v. AXA Financial, Inc., et al.; Joseph Villari v. AXA Financial, Inc., et al.; Max Boimal v. AXA Financial, Inc., et al.; and Jay Gottlieb v. AXA Financial, Inc., et al. AXA Financial, AXA, and directors and/or officers of AXA Financial are named as defendants in each of these lawsuits. The various plaintiffs each purport to represent a class consisting of owners of AXA Financial common stock and their successors in interest, excluding the defendants and any person or entity related to or affiliated with any of the defendants. They challenge the adequacy of the offer announced by AXA and allege that the defendants have engaged or will engage in unfair dealing, overreaching and/or have breached or will breach fiduciary duties owed to the minority shareholders of AXA Financial. The complaints seek declaratory and injunctive relief, an accounting, and unspecified compensatory damages, costs and expenses, including attorneys' fees. The Delaware suits have been consolidated under the name In re AXA Financial, Inc. Shareholders Litigation. A similar lawsuit was filed in the Supreme Court of the State of New York, County of New York, after the filing of the first Delaware action; it is captioned Harbor Finance Partners v. AXA Financial, Inc., et al. In December 2000, the parties to the Delaware suits reached a proposed agreement for settlement and executed a memorandum of understanding. Shortly thereafter, agreement was reached with the plaintiff in the New York suit to stay proceedings in New York and to participate in and be bound by the terms of the settlement of the Delaware suits. In November 2001, the parties filed a stipulation of settlement with the Delaware Court of Chancery. The settlement, which does not involve any payment by AXA Financial, is subject to conditions, including approval, after a hearing, by the Delaware Court of Chancery. The hearing on the settlement is scheduled for March 2002.

        Subsequent to the August 30, 2000 announcement of the proposed sale of DLJ, four putative class action lawsuits were filed in the Delaware Court of Chancery naming AXA Financial as one of the defendants and challenging the sale of DLJ because the transaction did not include the sale of DLJdirect tracking stock. These actions are captioned Irvin Woods, et al. v. Joe L. Roby, et al.; Thomas Rolle v. Joe L. Roby, et al.; Andrew Loguercio v. Joe L. Roby, et al.; and Robert Holschen v. Joe
        L. Roby, et al. The plaintiffs in these cases purport to represent a class consisting of the holders of DLJdirect tracking stock and their successors in interest, excluding the defendants and any person or entity related to or affiliated with any of the defendants. Named as defendants are AXA Financial, DLJ and the DLJ directors. The complaints assert claims for breaches of fiduciary duties, for violation of class members' voting rights under 8 Del. C. ss.242, and for breach of implied contractual promise, and seek an unspecified amount of compensatory damages and costs and expenses, including attorneys' fees. The parties in these cases have agreed to extend the time for defendants to respond to the complaints.

        Subsequent to the August 30, 2000 announcement of the proposed sale of DLJ, a putative class action lawsuit was filed in the United States District Court, Southern District of New York, captioned Siamac Sedighim
        v. Donaldson, Lufkin & Jenrette, Inc., et al. This action challenges the sale of DLJ (for omitting the DLJdirect tracking stock) and also alleges Federal securities law claims relating to the initial public offering of the DLJdirect tracking stock. The complaint alleges claims for violations of the securities laws, breaches of the fiduciary duties of loyalty, good faith and due care, aiding and abetting such breaches, and breach of contract. The plaintiff purports to represent a class consisting of: all purchasers of DLJdirect tracking stock in the initial public offering and thereafter (with respect to the securities law claims); and all owners of DLJdirect tracking stock who allegedly have been or will be injured by the sale of DLJ (with respect to all other claims). Named as defendants are AXA Financial, Equitable Life, AXA, DLJ, Donaldson, Lufkin & Jenrette Securities Corporation, Credit Suisse Group, Diamond Acquisition Corp., and DLJ's directors. The complaint seeks declaratory and injunctive relief, an unspecified amount of damages, and costs and expenses, including attorney's fees. In February 2001, defendants moved to dismiss the complaint and in October 2001, the court granted defendants' motion, dismissing all claims based on Federal law with prejudice and dismissing all claims based on state law on jurisdictional grounds, and entered judgment for the defendants. The plaintiffs did not file a notice of appeal, and their time to appeal has expired.

        In April 2001, a putative class action entitled David Uhrik v. Credit Suisse First Boston (USA), Inc., et al. was filed in Delaware Court of Chancery on behalf of the holders of CSFBdirect tracking stock (formerly known as DLJdirect tracking stock). Named defendants include AXA Financial, Credit Suisse First Boston (USA), Inc., the former directors of DLJ and the directors of Credit Suisse First Boston (USA), Inc. The complaint challenges the sale of DLJ common stock as well as the March 2001 offer by Credit Suisse to purchase the publicly owned CSFBdirect tracking stock for $4 per share and asserts claims for breaches of fiduciary duties and breach of contract. Plaintiffs seek injunctive relief, an unspecified amount of compensatory damages, and costs and expenses, including attorneys' fees. The Uhrik action, along with the actions captioned Irvin Woods, et al. v. Joe L. Roby, et al.; Thomas Rolle v. Joe L. Roby, et al.; Andrew Loguercio v. Joe L. Roby, et al.; and Robert Holschen v. Joe. L. Roby, et al., are among the actions that have been consolidated under the caption In re CSFBdirect Tracking Stock Shareholders Litigation. In May 2001, the Delaware Court of Chancery ordered that the Uhrik complaint be the operative complaint in the consolidated actions. A memorandum of understanding outlining the terms of a proposed settlement was executed in July 2001. It is anticipated that a stipulation of settlement will be filed with the Delaware Court of Chancery in or before March 2002. The proposed settlement, which does not involve any payment by AXA Financial, is subject to a number of conditions, including confirmatory discovery and approval, after a hearing, by the Delaware Court of Chancery.

        In April 2001, an amended class action complaint entitled Miller, et al.
        v. Mitchell Hutchins Asset Management, Inc., et al. was filed in Federal District Court in the Southern District of Illinois against Alliance, Alliance Fund Distributors, Inc. ("AFD"), a wholly owned subsidiary of Alliance, and other defendants alleging violations of the Investment Company Act of 1940, as amended ("ICA"), and breaches of common law fiduciary duty. The allegations in the amended complaint concern six mutual funds with which Alliance has investment advisory agreements, including Premier Growth Fund, Alliance Health Care Fund, Alliance Growth Fund, Alliance Quasar Fund, Alliance Fund and Alliance Disciplined Value Fund. The amended complaint alleges principally that
        (i) certain advisory agreements concerning these funds were negotiated, approved, and executed in violation of the ICA, in particular because certain directors of these funds should be deemed interested under the ICA; (ii) the distribution plans for these funds were negotiated, approved, and executed in violation of the ICA; and (iii) the advisory fees and distribution fees paid to Alliance and AFD, respectively, are excessive and, therefore, constitute a breach of fiduciary duty. Alliance and AFD believe that plaintiffs' allegations are without merit and intend to vigorously defend against these allegations. At the present time, management of Alliance and AFD are unable to estimate the impact, if any, that the outcome of this action may have on Alliance's results of operations or financial condition.

        On December 7, 2001 a complaint entitled Benak v. Alliance Capital Management L.P. and Alliance Premier Growth Fund ("Benak Complaint") was filed in Federal District Court in the District of New Jersey against Alliance and Alliance Premier Growth ("Premier Growth Fund") alleging violation of the ICA. The principal allegations of the Benak Complaint are that Alliance breached its duty of loyalty to Premier Growth Fund because one of the directors of the General Partner of Alliance served as a director of Enron Corp. ("Enron") when Premier Growth Fund purchased shares of Enron and as a consequence thereof, the investment advisory fees paid to Alliance by Premier Growth Fund should be returned as a means of recovering for Premier Growth Fund the losses plaintiff alleges were caused by the alleged breach of the duty of loyalty. Plaintiff seeks recovery of fees paid by Premier Growth Fund to Alliance during the twelve months preceding the lawsuit. On December 21, 2001 a complaint entitled Roy v. Alliance Capital Management L.P. and Alliance Premier Growth Fund ("Roy Complaint") was filed in Federal District Court in the Middle District of Florida, Tampa Divisions, against Alliance and Premier Growth Fund. The allegations and relief sought in the Roy Complaint are virtually identical to the Benak Complaint. On December 26, 2001 a compliant entitled Roffe v. Alliance Capital Management L.P. and Alliance Premier Growth Fund ("Roffe Complaint") was filed in the Federal District Court in the District of New Jersey against Alliance and Premier Growth Fund. The allegations and relief sought in the Roffe Complaint are virtually identical to the Benak Complaint. On February 14, 2002, a complaint entitled Tatem v. Alliance Capital Management L.P. and Alliance Premier Growth Fund ("Tatem Complaint") was filed in the Federal District Court in the District of New Jersey against Alliance and Premier Growth Fund. The allegations and relief sought in the Tatem Complaint are virtually identical to the Benak Complaint. Alliance believes the plaintiffs' allegations in the Benak Complaint, Roy Complaint, Roffe Complaint and Tatem Complaint are without merit and intends to vigorously defend against these allegations. At the present time Alliance's management is unable to estimate the impact, if any, that the outcome of these actions may have on Alliance's results of operations or financial condition.

        Although the outcome of litigation generally cannot be predicted with certainty, the Company's management believes that (i) the settlement of the Brown, R.S.M., In re AXA Financial, Inc. Shareholders Litigation and the Uhrik litigations will not have a material adverse effect on the consolidated financial position or results of operations of the Company and (ii) the ultimate resolution of the other litigations described above should not have a material adverse effect on the consolidated financial position of the Company. The Company's management cannot make an estimate of loss, if any, or predict whether or not any of such other litigations described above will have a material adverse effect on the Company's consolidated results of operations in any particular period.

        In addition to the matters previously reported and those described above, the Holding Company, the Company and their subsidiaries are involved in various legal actions and proceedings in connection with their businesses. Some of the actions and proceedings have been brought on behalf of various alleged classes of claimants and certain of these claimants seek damages of unspecified amounts. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on the Company's consolidated financial position or results of operations.

        However, it should be noted that the frequency of large damage awards, including large punitive damage awards that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions, continues to create the potential for an unpredictable judgment in any given matter.

16)     LEASES

        The Company has entered into operating leases for office space and certain other assets, principally information technology equipment and office furniture and equipment. Future minimum payments under noncancelable operating leases for 2002 and the four successive years are $114.6 million, $107.3 million, $112.9 million, $100.5 million, $84.4 million and $921.0 million thereafter. Minimum future sublease rental income on these noncancelable operating leases for 2002 and the four successive years is $6.0 million, $4.6 million, $4.6 million, $4.6 million, $3.1 million and $21.1 million thereafter.

        At December 31, 2001, the minimum future rental income on noncancelable operating leases for wholly owned investments in real estate for 2002 and the four successive years is $80.3 million, $86.8 million, $82.9 million, $77.0 million, $75.4 million and $601.6 million thereafter.

        The Company has entered into capital leases for certain information technology equipment. Future minimum payments under noncancelable capital leases for 2002 and the three successive years are $4.9 million, $4.6 million, $2.7 million and $.9 million.

17)    INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

        Equitable Life is restricted as to the amounts it may pay as dividends to the Holding Company. Under the New York Insurance Law, a domestic life insurer may, without prior approval of the Superintendent, pay a dividend to its shareholders not exceeding an amount calculated based on a statutory formula. This formula would permit Equitable Life to pay shareholder dividends not greater than $544.0 million during 2002. Payment of dividends exceeding this amount requires the insurer to file notice of its intent to declare such dividends with the Superintendent who then has 30 days to disapprove the distribution. For 2001, 2000 and 1999, the Insurance Group statutory net income totaled $547.7 million, $1,068.6 million and $547.0 million, respectively. Statutory surplus, capital stock and Asset Valuation Reserve ("AVR") totaled $6,100.4 million and $6,226.5 million at December 31, 2001 and 2000, respectively. In 2001, 2000 and 1999, respectively, $1.7 billion, $250.0 million and $150.0 million in dividends were paid to the Holding Company by Equitable Life.

        At December 31, 2001, the Insurance Group, in accordance with various government and state regulations, had $23.5 million of securities deposited with such government or state agencies.

        In 1998 the National Association of Insurance Commissioners ("NAIC") approved a codification of statutory accounting practices ("Codification"), which provides regulators and insurers with uniform statutory guidance, addressing areas where statutory accounting previously was silent and changing certain existing statutory positions. Equitable Life and EOC became subject to Codification rules for all state filings upon adoption of Codification by the respective states.

        On December 27, 2000, an emergency rule was issued by the New York Insurance Department ("NYID"), which adopted Codification in New York effective on January 1, 2001 except where the guidance conflicted with New York Law. Equitable Life is required to prepare the Quarterly and Annual Statements and Audited financial statements in accordance with New York rules and regulations which are filed in all states. Differences between the New York regulations and Codification consist of the accounting for deferred taxes and goodwill.

        The implementation of Codification resulted in a $1,630.9 million increase to surplus and capital stock, principally due to the $1,660.8 million valuation adjustment related to Alliance.

        The NYID is currently expected to adopt Codification's accounting for deferred income taxes and goodwill effective in 2002. The impact of adopting the deferred tax accounting is estimated to be a $363.6 million decrease to surplus and capital stock at December 31, 2001.

        The application of the Codification rules as adopted by the State of Colorado had no significant effect on Equitable Life or EOC.

        The NYID requires quarterly disclosure reconciling both net income and capital and surplus between practices prescribed and permitted by the State of New York and the January 1, 2001 NAIC Accounting Practices and Procedures manual. The 2001 reconciliation for Equitable Life follows:

                                                                                    DECEMBER 31,
                                                                                       2001
                                                                                 -----------------
                                                                                   (IN MILLIONS)

        Net Income, State of New York basis ................................        $    543.7
        Prescribed Practices ...............................................              --
        Permitted Practices ................................................              --
                                                                                    ----------

        Net Income, NAIC Basis .............................................        $    543.7
                                                                                    ==========

        Statutory surplus and capital stock, State of New York basis .......        $  5,446.0
        Prescribed Practices:
            Deferred tax liability .........................................            (363.6)
        Permitted practices ................................................              --
                                                                                    ----------

        Statutory Surplus and Capital Stock, NAIC Basis ....................        $  5,082.4
                                                                                    ==========

        The differences between statutory surplus and capital stock determined in accordance with Statutory Accounting Principles ("SAP") and total shareholders' equity under GAAP are primarily: (a) the inclusion in SAP of an AVR intended to stabilize surplus from fluctuations in the value of the investment portfolio; (b) future policy benefits and policyholders' account balances under SAP differ from GAAP due to differences between actuarial assumptions and reserving methodologies;
        (c) certain policy acquisition costs are expensed under SAP but deferred under GAAP and amortized over future periods to achieve a matching of revenues and expenses; (d) Federal income taxes are generally accrued under SAP based upon revenues and expenses in the Federal income tax return while under GAAP deferred taxes provide for timing differences between recognition of revenues and expenses for financial reporting and income tax purposes; (e) the valuation of assets under SAP and GAAP differ due to different investment valuation and depreciation methodologies, as well as the deferral of interest-related realized capital gains and losses on fixed income investments; (f) the valuation of the investment in Alliance and Alliance Holding under SAP reflects a portion of the market value appreciation rather than the equity in the underlying net assets as required under GAAP; (g) the provision for future losses of the discontinued Wind-Up Annuities business is only required under GAAP; (h) reporting the surplus notes as a component of surplus in SAP but as a liability in GAAP; (i) computer software development costs are capitalized under GAAP but expensed under SAP; and
        (j) certain assets, primarily pre-paid assets, are not admissible under SAP but are admissible under GAAP.

        Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from GAAP. The following reconciles the Insurance Group's statutory change in surplus and capital stock and statutory surplus and capital stock determined in accordance with accounting practices prescribed by the NYID with net earnings and equity on a GAAP basis.

                                                                                  2001              2000              1999
                                                                               ----------        ----------        ----------
                                                                                               (IN MILLIONS)
        Net change in statutory surplus and
          capital stock ..............................................         $    104.1        $  1,321.4        $    848.8
        Change in asset valuation reserves ...........................             (230.2)           (665.5)             (6.3)
                                                                               ----------        ----------        ----------
        Net change in statutory surplus, capital stock
          and asset valuation reserves ...............................             (126.1)            655.9             842.5
        Adjustments:
          Future policy benefits and policyholders'
            account balances .........................................              278.7             262.6             (80.4)
          DAC ........................................................              458.5             469.1             198.2
          Deferred Federal income taxes ..............................             (354.8)           (127.3)           (154.3)
          Valuation of investments ...................................               67.9            (134.8)             21.5
          Valuation of investment subsidiary .........................           (1,507.9)            (29.2)           (133.6)
          Limited risk reinsurance ...................................               --                --               128.4
          Dividends paid to the AXA Financial ........................            1,700.0             250.0             150.0
          Capital contribution .......................................               --                --              (470.8)
          Stock option expense related to AXA's minority
            interest acquisition .....................................               --              (493.9)             --
          Other, net .................................................              135.8             448.8             253.8
          GAAP adjustments of Other Discontinued
            Operations ...............................................               (5.1)             54.3              51.3
                                                                               ----------        ----------        ----------
        Net Earnings of the Insurance Group ..........................         $    647.0        $  1,355.5        $    806.6
                                                                               ==========        ==========        ==========


                                                                                                DECEMBER 31,
                                                                               ----------------------------------------------
                                                                                  2001              2000              1999
                                                                               ----------        ----------        ----------
                                                                                               (IN MILLIONS)
        Statutory surplus and capital stock ..........................         $  5,446.0        $  5,341.9        $  4,020.5
        Asset valuation reserves .....................................              654.4             884.6           1,550.1
                                                                               ----------        ----------        ----------
        Statutory surplus, capital stock and asset
          valuation reserves .........................................            6,100.4           6,226.5           5,570.6
        Adjustments:
          Future policy benefits and policyholders'
            account balances .........................................           (1,120.7)         (1,399.4)         (1,662.0)
          DAC ........................................................            5,513.7           5,128.8           4,928.6
          Deferred Federal income taxes ..............................           (1,252.2)           (640.7)           (223.5)
          Valuation of investments ...................................              635.9             140.2            (717.3)
          Valuation of investment subsidiary .........................           (2,590.8)         (1,082.9)         (1,891.7)
          Limited risk reinsurance ...................................               --                --               (39.6)
          Issuance of surplus notes ..................................             (539.4)           (539.1)           (539.1)
          Other, net .................................................              942.6             776.2             501.5
          GAAP adjustments of Other Discontinued
            Operations ...............................................             (123.8)           (164.3)           (160.0)
                                                                               ----------        ----------        ----------
        Equity of the Insurance Group ................................         $  7,565.7        $  8,445.3        $  5,767.5
                                                                               ==========        ==========        ==========

18)     BUSINESS SEGMENT INFORMATION

        The Company's operations consist of Insurance and Investment Services. The Company's management evaluates the performance of each of these segments independently and allocates resources based on current and future requirements of each segment.

        The Insurance segment offers a variety of traditional, variable and interest-sensitive life insurance products, disability income, annuity products, mutual fund and other investment products to individuals and small groups. It also administers traditional participating group annuity contracts with conversion features, generally for corporate qualified pension plans, and association plans which provide full service retirement programs for individuals affiliated with professional and trade associations. This segment includes Separate Accounts for individual insurance and annuity products.

        The Investment Services segment principally includes Alliance. Alliance provides diversified investment management and related services globally to a broad range of clients including: (a) institutional clients, including pension funds, endowments and domestic and foreign financial institutions, (b) private clients, including high net worth individuals, trusts and estates and charitable foundations, (c) individual investors, principally through a broad line of mutual funds, and (d) institutional investors by means of in-depth research, portfolio strategy and other services. This segment also includes institutional Separate Accounts that provide various investment options for large group pension clients, primarily defined benefit and contribution plans, through pooled or single group accounts.

        Intersegment investment advisory and other fees of approximately $116.6 million, $153.2 million and $75.6 million for 2001, 2000 and 1999, respectively, are included in total revenues of the Investment Services segment.

        The following tables reconcile segment revenues and earnings from continuing operations before Federal income taxes to total revenues and earnings as reported on the consolidated statements of earnings and segment assets to total assets on the consolidated balance sheets, respectively.


                                                          2001             2000          1999
                                                      ------------    ------------    -----------
                                                                      (IN MILLIONS)
        SEGMENT REVENUES:
        Insurance ...............................     $    4,763.3    $    4,681.9    $   5,179.4
        Investment Services .....................          2,994.4         4,672.5        2,163.8
        Consolidation/elimination ...............            (90.0)         (113.2)         (23.5)
                                                      ------------    ------------    -----------
        Total Revenues ..........................     $    7,667.7    $    9,241.2    $   7,319.7
                                                      ============    ============    ===========


        SEGMENT EARNINGS (LOSS) FROM CONTINUING
          OPERATIONS BEFORE FEDERAL INCOME
          TAXES AND MINORITY INTEREST:
        Insurance ...............................     $      707.5    $     (192.5)   $     555.7
        Investment Services .....................            585.4         2,778.0          754.2
                                                      ------------    ------------    -----------
        Total Earnings from Continuing Operations
           before Federal Income Taxes and
           Minority Interest ....................     $    1,292.9    $    2,585.5    $   1,309.9
                                                      ============    ============    ===========

                                                          2001             2000          1999
                                                      ------------    ------------    -----------
                                                                      (IN MILLIONS)
        ASSETS:
        Insurance ...............................     $   84,568.9    $   88,641.1    $  86,840.1
        Investment Services .....................         15,808.8        16,807.2       12,961.7
        Consolidation/elimination ...............            (94.4)          (57.1)          (8.9)
                                                      ------------    ------------    -----------
        Total Assets ............................     $  100,283.3    $  105,391.2    $  99,792.9
                                                      ============    ============    ===========

19)     QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

        The quarterly results of operations for 2001 and 2000 are summarized below:

                                                                    THREE MONTHS ENDED

                                       -------------------------------------------------------------------------
                                          MARCH 31           JUNE 30           SEPTEMBER 30          DECEMBER 31
                                       -------------      -------------       ------------         -------------
                                                                      (IN MILLIONS)
        2001
        Total Revenues................ $     2,023.1      $     1,898.6       $    1,804.8         $    1,941.2
                                       =============      =============       ============         ============

        Earnings from Continuing
          Operations.................. $       227.1      $       120.3       $      119.2         $      140.0
                                        =============      =============       ============         ============

        Net Earnings.................. $       233.6      $       118.5       $      118.7         $      176.2
                                       =============      =============       ============         ============
        2000
        Total Revenues................ $     1,898.9      $     1,954.5       $    1,982.9         $    3,404.9
                                       =============      =============       ============         ============
        Earnings from Continuing
          Operations.................. $       226.6      $       256.9       $       70.5         $      742.9
                                       =============      =============       ============         ============
        Net Earnings.................. $       221.7      $       255.4       $       70.5         $      807.9
                                       =============      =============       ============         ============

20)     ACCOUNTING FOR STOCK-BASED COMPENSATION

        The Holding Company sponsors a stock incentive plan for employees of Equitable Life. Alliance sponsors its own stock option plans for certain employees. The Company has elected to continue to account for stock-based compensation using the intrinsic value method prescribed in APB No. 25. Had compensation expense as related to options awarded under AXA Financial's Stock Incentive Plans been determined based on SFAS No. 123's fair value based method, including the cost of the amendments and modifications made in connection with AXA's acquisition of the minority interest in the Holding Company, the Company's pro forma net earnings for 2001, 2000 and 1999 would have been $624.8 million, $1,627.3 million and $757.1 million, respectively.

        In conjunction with approval of the agreement for AXA's acquisition of the minority interest in the Holding Company's Common Stock, generally all outstanding options awarded under the 1997 and 1991 Stock Incentive Plans were amended to become immediately and fully exercisable pursuant to their terms upon expiration of the initial tender offer. In addition, the agreement provided that at the effective time of the merger, the terms of all outstanding options granted under those Plans would be further amended and converted into options of equivalent intrinsic value to acquire a number of AXA ordinary shares in the form of ADRs. Also pursuant to the agreement, holders of non-qualified options were provided with an alternative to elect cancellation of those options at the effective time of the merger in exchange for a cash payment from the Holding Company. For the year ended December 31, 2000, the Company recognized compensation expense of $493.9 million, representing the cost of these Plan amendments and modifications offset by an addition to capital in excess of par value.

        Beginning in 2001, under the 1997 Stock Incentive Plan, the Holding Company can issue options to purchase AXA ADRs. The options, which include Incentive Stock Options and Nonstatutory Stock Options, are issued at the fair market value of the AXA ADRs on the date of grant. Generally, one-third of stock options granted vest and become exercisable on each of the first three anniversaries of the date such options were granted. Options are currently exercisable up to 10 years from the date of grant.

        Following completion of the merger of AXA Merger with and into the Holding Company, certain employees exchanged AXA ADR options for tandem Stock Appreciation Rights ("SARs") and at-the-money AXA ADR options of equivalent intrinsic value. The maximum obligation for the SARs is $73.3 million, based upon the underlying price of AXA ADRs at January 2, 2001, the closing date of the aforementioned merger. The Company recorded a reduction in the SARs liability of $63.2 million for 2001, reflecting the variable accounting for the SARs, based on the change in the market value of AXA ADRs for the period ended December 31, 2001.

        The Black-Scholes option pricing model was used in determining the fair values of option awards used in the pro-forma disclosures above. The option pricing assumptions for 2001, 2000 and 1999 follow:


                                       HOLDING COMPANY                           ALLIANCE
                           -----------------------------------------   ------------------------------
                             2001(1)          2000         1999          2001      2000       1999
                           -------------  ------------- ------------   -------------------- ---------

        Dividend yield....    1.52%          0.32%         0.31%         5.80%     7.20%     8.70%

        Expected
          volatility......     29%            28%           28%           33%       30%       29%

        Risk-free interest
          rate............    4.98%          6.24%         5.46%         4.5%      5.90%     5.70%

        Expected life
          in years........      5              5             5            7.2       7.4        7

        Weighted average
          fair value per
          option at
          grant-date......    $9.42          $11.08       $10.78         $9.23     $8.32     $3.88

        (1) Beginning in 2001, the option pricing assumptions reflect options granted by the Holding Company representing rights to acquire AXA ADRs.

        A summary of the activity in the option shares of the Holding Company and Alliance's option plans follows, including information about options outstanding and exercisable at December 31, 2001. Outstanding options at January 2, 2001 to acquire AXA ADRs reflect the conversion of 11.5 million share options of the Holding Company that remained outstanding following the above-described cash settlement made pursuant to the agreement for AXA's acquisition of the minority interest in the Holding Company's Common Stock. All information presented below as related to options to acquire AXA ADRs gives appropriate effect to AXA's May 2001 four-for-one stock split and the related changes in ADR parity for each Holding Company share option:



                                                       HOLDING COMPANY                         ALLIANCE
                                             ------------------------------------   --------------------------------
                                                  Common
                                                   Stock            Weighted                           Weighted
                                                    and             Average                            Average
                                                  AXA ADRs          Exercise            Units          Exercise
                                               (In Millions)         Price          (In Millions)       Price
                                             -------------------  ---------------   -------------- -----------------
        Holding Company Option Shares:
        Balance as of
          December 31, 1998................       21.4              $22.00               12.3          $14.92
          Granted..........................        4.3              $31.70                2.0          $30.18
          Exercised........................       (2.4)             $13.26               (1.5)         $ 9.51
          Forfeited........................        (.6)             $24.29                (.3)         $17.79
                                             -------------------                    --------------

        Balance as of
          December 31, 1999................       22.7              $24.60               12.5          $17.95
          Granted..........................        6.5              $31.06                4.7          $50.93
          Exercised........................       (4.5)             $18.57               (1.7)         $10.90
          Forfeited........................       (1.2)             $26.15                (.1)         $26.62
                                             -------------------                    --------------

        Balance as of
          December 31, 2000................       23.5              $27.20               15.4          $28.73
                                             ===================  ==============

        AXA ADR Option Shares:
        Balance as of January 2, 2001......       18.3              $21.65
          Granted..........................       17.0              $31.55                2.5          $50.34
          Exercised........................       (2.2)             $11.57               (1.7)         $13.45
          Forfeited........................       (3.1)             $32.02                (.3)         $34.33
                                             -------------------                    --------------

        Balance as of
          December 31, 2001................       30.0              $26.89               15.9          $33.58
                                             ===================                    ==============

        Information about options outstanding and exercisable at December 31, 2001 follows:



                                            Options Outstanding                            Options Exercisable
                             ---------------------------------------------------   -------------------------------------
                                                   Weighted
                                                    Average         Weighted                               Weighted
              Range of             Number          Remaining        Average             Number              Average
              Exercise          Outstanding       Contractual       Exercise          Exercisable          Exercise
               Prices          (In Millions)     Life (Years)        Price           (In Millions)           Price
        --------------------------------------- ---------------- ---------------   ------------------   ----------------
              AXA ADRs
        ----------------------
        $ 6.325  - $ 9.01            1.9               2.25           $ 6.75              1.9                $ 6.75
        $10.195  - $14.30            2.2               5.69           $13.32              2.2                $13.34
        $15.995  - $22.84            5.2               7.29           $18.87              4.4                $18.74
        $26.095  - $33.025          15.7               6.58           $30.97              2.6                $26.78
        $36.03                       5.0               7.48           $36.03              5.0                $36.03
                              -----------------                                    ------------------
        $ 6.325  - $36.03           30.0               6.51           $26.89             16.1                $23.24
                              =================                                    ==================

              Alliance
        ----------------------
        $   7.97 - $18.78            4.7               4.20           $12.92              4.3                $12.48
        $  22.50 - $27.31            2.5               6.94           $26.29              1.4                $26.30
        $  30.25 - $46.78            1.7               7.93           $30.30               .6                $30.25
        $  48.50 - $50.56            4.9               9.18           $49.36               .5                $48.50
        $  51.10 - $58.50            2.1               8.95           $53.78               .5                $53.75
                              -----------------                                    ------------------
        $   7.97 - $58.50           15.9               7.20           $33.57              7.3                $21.42
                              =================                                    ==================

        The Company's ownership interest in Alliance will continue to be reduced upon the exercise of unit options granted to certain Alliance employees. Options are exercisable over a period of up to ten years.

        In 1997, Alliance Holding established a long-term incentive compensation plan under which grants are made to key employees for terms established by Alliance Holding at the time of grant. These awards include options, restricted Alliance Holding units and phantom restricted Alliance Holding units, performance awards, other Alliance Holding unit based awards, or any combination thereof. At December 31, 2001, approximately
        12.4 million Alliance Holding units of a maximum 40.0 million units were subject to options granted and 25,500 Alliance Holding units were subject to awards made under this plan.

21)     RELATED PARTY TRANSACTIONS

        Beginning January 1, 2000, the Company reimburses the Holding Company for expenses relating to the Excess Retirement Plan, Supplemental Executive Retirement Plan and certain other employee benefit plans that provide participants with medical, life insurance, and deferred compensation benefits. Such reimbursement was based on the cost to the Holding Company of the benefits provided which totaled $19.1 million and $16.0 million, respectively, for 2001 and 2000.

        The Company paid $590.5 million and $678.9 million, respectively, of commissions and fees to AXA Distribution and its subsidiaries for sales of insurance products for 2001 and 2000. The Company charged AXA Distribution's subsidiaries $522.6 million and $395.0 million, respectively, for their applicable share of operating expenses for 2001 and 2000, pursuant to the Agreements for Services.

        In September 2001, Equitable Life loaned $400.0 million to AXA Insurance Holding Co. Ltd., a subsidiary of AXA. This investment has an interest rate of 5.89% and matures on June 15, 2007. All payments, including interest payable semi-annually, are guaranteed by AXA.

        Both Equitable Life and Alliance, along with other AXA affiliates, participate in certain cost sharing and servicing agreements which include technology and professional development arrangements. Payments by Equitable Life and Alliance to AXA totaled approximately $12.7 million in 2001.

        Commissions, fees and other income includes certain revenues for services provided to mutual funds managed by Alliance described below:

                                                                  2001               2000               1999
                                                            -----------------   ----------------  ------------------
                                                                                 (IN MILLIONS)
       Investment advisory and services fees..............   $     1,088.2       $     1,021.8     $       895.8
       Distribution revenues..............................           544.6               621.6             441.8
       Shareholder servicing fees.........................            87.2                85.6              62.3
       Other revenues.....................................            11.0                11.6               9.9
       Brokerage..........................................             9.0                 1.7               --


22)      PRO FORMA FINANCIAL INFORMATION (UNAUDITED)

        Assuming the Bernstein acquisition had occurred on January 1, 1999, revenues for the Company would have been $8.79 billion and $7.05 billion for 2000 and 1999, respectively, on a pro forma basis. The impact of the acquisition on net earnings on a pro-forma basis would not have been material.

        This pro forma financial information does not necessarily reflect the results of operations that would have resulted had the Bernstein acquisition actually occurred on January 1, 1999, nor is the pro forma financial information necessarily indicative of the results of operations that may be achieved for any future period.

Appendix I: Information on market performance

--------------------------------------------------------------------------------

In reports or other communications to policyowners or in advertising material, we may describe general economic and market conditions affecting our variable investment options, and the Portfolios and may compare the performance or ranking of those options and the Portfolios with:

o those of other insurance company separate accounts or mutual funds included in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc. or similar investment services that monitor the performance of insurance company separate accounts or mutual funds;

o other appropriate indices of investment securities, the Consumer Price Index and averages for peer universes of mutual funds; or

o data developed by us derived from such indices or averages.

o other appropriate types of securities (e.g. common stocks, long-term government bonds, long-term corporate bonds, intermediate term government bonds and U.S. treasury bills).

We also may furnish to present or prospective policyowners advertisements or other communications that include evaluations of a variable investment option or Portfolio by nationally recognized financial publications. Examples of such publications are:

--------------------------------------------------------------------------------

Barron's                                   Investment Management Weekly
Morningstar's Variable Annuity             Money Management Letter
  Sourcebook                               Investment Dealers Digest
Business Week                              National Underwriter
Forbes                                     Pension & Investments
Fortune                                    USA Today
Institutional Investor                     Investor's Business Daily
Money                                      The New York Times
Kiplinger's Personal Finance               The Wall Street Journal
Financial Planning                         The Los Angeles Times
Investment Adviser                         The Chicago Tribune

--------------------------------------------------------------------------------
Lipper Analytical Services, Inc. (Lipper) compiles performance data for peer universes of Portfolios with similar investment objectives in its Lipper Variable Insurance Products Performance Analysis Service (Lipper Survey). Morningstar, Inc. compiles similar data in the Morningstar Variable
Annuity/Life Report (Morningstar Report).

The Lipper Survey records performance data as reported to it by over 800 mutual funds underlying variable annuity and life insurance products. It divides these actively managed portfolios into 25 categories by portfolio objectives. The Lipper Survey contains two different universes, which reflect different types of fees in performance data:

o The "Separate Account" universe reports performance data net of investment management fees, direct operating expenses and asset-based charges applicable under variable insurance and annuity contracts; and

o The "Mutual Fund" universe reports performance net only of investment management fees and direct operating expenses, and therefore reflects only charges that relate to the underlying mutual fund.

The Morningstar Report consists of nearly 700 variable life and annuity portfolios, all of which report their data net of investment management fees, direct operating expenses and separate account level charges.


LONG-TERM MARKET TRENDS

Historically, the investment performance of common stocks over the long term has generally been superior to that of long- or short-term debt securities. However, common stocks have also experienced dramatic changes in value over short periods of time. One of our variable investment options that invests primarily in common stocks may, therefore, be a desirable selection for owners who are willing to accept such risks. If, on the other hand, you wish to limit your short-term risk, you may find it preferable to allocate a smaller percentage of net premiums to those options that invest primarily in common stock. All investments in securities, whether equity or debt, involve varying degrees of risk. They also offer varying degrees of potential reward.


                                   Appendix I: Information on market performance

                      (This page intentionally left blank)

Appendix II: An index of key words and phrases

--------------------------------------------------------------------------------

This index should help you locate more information on the terms used in this prospectus.







                                        Page                                                         Page
   account value                          14                    loan, loan interest                    21
   Administrative Office                   5                    market timing                          31
   age                                    28                    modified endowment contract            23
   Allocation Date                        12                    month, year                            28
   alternative death benefit              14                    monthly deduction                       6
   amount at risk                         32                    net cash surrender value               22
   anniversary                            28                    no-lapse guarantee                     11
   assign; assignment                     27                    Option A, B                            14
   automatic transfer service             19                    our                                     2
   AXA Distributors, LLC                  34                    owner                                   2
   AXA Financial, Inc.                     4                    paid up                                23
   AXA Premier VIP Trust                  14                    paid up death benefit guarantee        12
   basis                                  23                    partial withdrawal                     21
   beneficiary                            16                    payment option                         16
   business day                           27                    planned periodic premium               10
   Cash Surrender Value                   22                    policy                              cover
   Code                                   23                    Portfolio                           cover
   collateral                             21                    premium charge                          6
   cost of insurance charge               32                    premium payments                       10
   cost of insurance rates                32                    prospectus                          cover
   customer loyalty credit                32                    rebalancing                            19
   day                                    27                    receive                                27
   death benefit guarantee                12                    restore, restoration                   11
   default                                10                    rider                                  15
   disruptive transfer activity           31                    SEC                                 cover
   dollar cost averaging service          19                    Separate Account FP                    30
   enhanced death benefit guarantee       11                    state                                   2
   EQAccess                               31                    subaccount                             30
   EQ Advisors Trust                      14                    surrender                              22
   EQ Financial Consultants               14                    surrender charge                        6
   Equitable Access Account               16                    target premium                          6
   Equitable Life                          4                    telephone transfer                     19
   face amount                            14                    transfers                              19
   grace period                           10                    Trusts                                 14
   guarantee premium                      11                    unit values                            18
   Guaranteed Interest Account            14                    units                                  18
   guaranteed interest option             14                    us                                      2
   Incentive Life(SM)                  cover                    variable investment option             13
   Incentive Term rider                   15                    we                                      2
   insured person                         14                    withdrawal                             21
   Investment Funds                       13                    you, your                               2
   investment option                      12
   issue date                             28
   lapse                                  10




                                  Appendix II: An index of key words and phrases

                      (This page intentionally left blank)

IL COLI(SM)

A flexible premium variable life insurance policy



PROSPECTUS DATED MAY 1, 2002

Please read this prospectus and keep it for future reference. It contains important information that you should know before purchasing, or taking any other action under a policy. Also, at the end of this prospectus you will find attached a separate prospectus for each Trust, which contains important information about that Trust's Portfolios.


--------------------------------------------------------------------------------


This prospectus describes many aspects of an IL COLI(SM) policy, but is not itself a policy. The policy is the actual contract that determines your benefits and obligations under IL COLI(SM). To make this prospectus easier to read, we sometimes use different words than the policy. Equitable Life or your financial professional can provide any further explanation about your policy.

Under our current rules, the IL COLI(SM) policy will be offered to corporations and partnerships that meet the following conditions at issue:

o a minimum of five policies are issued, each for a different eligible insured person;
o the persons proposed to be insured under the policies are deemed by us to be "highly compensated" individuals;
o the minimum initial premium under each of the policies must be remitted to us by the employer;
o the aggregate annualized first year planned periodic premium for all policies must be at least $150,000;
o the minimum face amount for each policy is $100,000 or more; and
o certain undertakings, which we may require in certain situations, have been submitted to us.



WHAT IS IL COLI(SM)?

IL COLI(SM) is issued by Equitable Life. It provides life insurance coverage, plus the opportunity for you to earn a return in our guaranteed interest option and/or one or more of the following variable investment options:






--------------------------------------------------------------------------------
VARIABLE INVESTMENT OPTIONS
--------------------------------------------------------------------------------
FIXED INCOME
--------------------------------------------------------------------------------
o AXA Premier VIP Core Bond*             o EQ/Alliance Quality Bond
o EQ/Alliance Intermediate Government    o EQ/High Yield(1)
  Securities
o EQ/Alliance Money Market
--------------------------------------------------------------------------------
  Domestic stocks
--------------------------------------------------------------------------------
o AXA Premier VIP Health Care*           o EQ/Capital Guardian U.S. Equity
o AXA Premier VIP Small/Mid Cap Value*   o EQ/Equity 500 Index
o EQ/Aggressive Stock                    o EQ/Evergreen Omega
o EQ/Alliance Common Stock               o EQ/FI Mid Cap
o EQ/Alliance Growth and Income          o EQ/FI Small/Mid Cap Value
o EQ/Alliance Premier Growth             o EQ/Janus Large Cap Growth
o EQ/Alliance Small Cap Growth           o EQ/Marsico Focus**
o EQ/Alliance Technology                 o EQ/Mercury Basic Value Equity
o EQ/AXP New Dimensions+                 o EQ/MFS Emerging Growth Companies
o EQ/AXP Strategy Aggressive+            o EQ/MFS Investors Trust
o EQ/Bernstein Diversified Value         o EQ/MFS Research
o EQ/Capital Guardian Research           o EQ/Putnam Growth & Income Value

--------------------------------------------------------------------------------
INTERNATIONAL STOCKS
--------------------------------------------------------------------------------
o EQ/Alliance Global                     o EQ/Emerging Markets Equity
o EQ/Alliance International              o EQ/Putnam International Equity
--------------------------------------------------------------------------------
  Balanced/hybrid
--------------------------------------------------------------------------------
o EQ/Alliance Growth Investors           o EQ/Balanced



(1) Formerly named "EQ/Alliance High Yield."
* Anticipated to become available on or about May 13, 2002, subject to state availabilty.
**  Subject to state availability.
+ Subject to shareholder approval, we anticipate that the EQ/AXP New Dimensions and the EQ/AXP Strategy Aggressive investment options (the "replaced options ") will be merged into the EQ/Capital Guardian U.S. Equity and the EQ/Alliance Small Cap Growth investment options (the "surviving options"), respectively, on or about July 12, 2002. After the merger, the replaced options will no longer be available and any allocation elections to either of them will be considered as allocation elections to the applicable surviving option. We will notify you if the replacements do not take place.

Amounts that you allocate under your policy to any of the variable investment options are invested in a corresponding "Portfolio" that is part of EQ Advisors Trust or AXA Premier VIP Trust (the "Trusts"), which are mutual funds. Your investment results in a variable investment option will depend on those of the related Portfolio. Any gains will generally be tax deferred and the life insurance benefits we pay if the policy's insured person dies will generally be income tax free.


OTHER CHOICES YOU HAVE. You have considerable flexibility to tailor the policy to your needs. For example, subject to our rules, you can (1) choose when and how much you contribute (as "premiums") to your policy, (2) pay certain premium amounts to guarantee that your insurance coverage will continue for a number of years, regardless of investment performance, (3) borrow or withdraw amounts you have accumulated, (4) decrease the amount of insurance coverage, (5) choose between two life insurance benefit options, and (6) elect to receive an insurance benefit if the insured person becomes terminally ill.


Your financial professional can provide you with information about all forms of life insurance available from us and help you decide which may best meet your needs. Replacing existing insurance with IL COLI(SM) or another policy may not be to your advantage.



THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE POLICIES ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL.


                                                                          X00322

Contents of this prospectus
--------------------------------------------------------------------------------



IL COLI(SM)
--------------------------------------------------------------------------------
What is IL COLI(SM)?                                                       Cover


Who is Equitable Life?                                                       4
How to reach us                                                              5
Charges and expenses you will pay                                            6
Risks you should consider                                                    9


--------------------------------------------------------------------------------
1. POLICY FEATURES AND BENEFITS                                             10
--------------------------------------------------------------------------------
How you can pay for and contribute to your policy                           10

The minimum amount of premiums you must pay                                 10
Investment options within your policy                                       11
About your life insurance benefit                                           12
You can decrease your insurance coverage                                    13
Effect of face amount decreases on certain subsequent charges               13
Your options for receiving policy proceeds                                  13

Your right to cancel within a certain number of days                        14
Variations among IL COLI(SM) policies                                       14

Other Equitable Life policies                                               14



--------------------------------------------------------------------------------
2. DETERMINING YOUR POLICY'S VALUE                                          15
--------------------------------------------------------------------------------
Your account value                                                          15


--------------------------------------------------------------------------------
3. TRANSFERRING YOUR MONEY AMONG OUR INVESTMENT OPTIONS                     16
--------------------------------------------------------------------------------
Transfers you can make                                                      16


Telephone and EQAccess transfers                                            16

Our dollar cost averaging service                                           16
Our asset rebalancing service                                               16


--------------------------------------------------------------------------------

4. ACCESSING YOUR MONEY                                                     18

--------------------------------------------------------------------------------

Borrowing from your policy                                                  18

Making withdrawals from your policy                                         18
Surrendering your policy for its net cash surrender value                   19
When the insured person reaches age 100 ("Maturity")                        19
Your option to receive a living benefit                                     19



"We," "our" and "us" refer to Equitable Life. "Financial professional" means the registered representative who is offering you this policy.


When we address the reader of this prospectus with words such as "you" and "your," we mean the person or persons having the right or responsibility that the prospectus is discussing at that point. This usually is the policy's owner. If a policy has more than one owner, all owners must join in the exercise of any rights an owner has under the policy, and the word "owner" therefore refers to all owners.

When we use the word "state," we also mean any other local jurisdiction whose laws or regulations affect a policy.


IL COLI(SM) is available in all states. This prospectus does not offer IL COLI(SM) anywhere such offers are not lawful. Equitable Life does not authorize any information or representation about the offering other than that contained or incorporated in this prospectus, in any current supplements thereto, or in any related sales materials authorized by Equitable Life.



2  Contents of this prospectus

--------------------------------------------------------------------------------
5. TAX INFORMATION                                                          20

--------------------------------------------------------------------------------

Basic tax treatment for you and your beneficiary                            20

Tax treatment of distributions to you                                       20
Tax treatment of living benefits proceeds                                   21
Effect of policy on interest deductions taken by business entities          21
Requirement that we diversify investments                                   21
Estate, gift, and generation-skipping taxes                                 22
Pension and profit-sharing plans                                            22
Other employee benefit programs                                             22
ERISA                                                                       22
Our taxes                                                                   22
When we withhold taxes from distributions                                   22
Possibility of future tax changes                                           22




--------------------------------------------------------------------------------

6. MORE INFORMATION ABOUT PROCEDURES THAT APPLY TO YOUR POLICY              24

--------------------------------------------------------------------------------

Ways to make premium and loan payments                                      24

Requirements for surrender requests                                         24
Ways we pay policy proceeds                                                 24
Assigning your policy                                                       24
Dates and prices at which policy events occur                               24
Policy issuance                                                             25
Gender-neutral policies                                                     25




--------------------------------------------------------------------------------

7. MORE INFORMATION ABOUT OTHER MATTERS                                     27

--------------------------------------------------------------------------------

Your voting privileges                                                      27
About our Separate Account FP                                               27
About our general account                                                   27
You can change your policy's insured person                                 28
Transfers of your account value                                             28
Disruptive transfer activity                                                28
Telephone and EQAccess requests                                             28
Deducting policy charges                                                    29
Suicide and certain misstatements                                           30
When we pay policy proceeds                                                 30
Changes we can make                                                         30
Reports we will send you                                                    30
Legal proceedings                                                           30
Illustrations of policy benefits                                            31
SEC registration statement                                                  31
How we market the policies                                                  31
Insurance regulation that applies to Equitable Life                         31
Directors and principal officers                                            32




--------------------------------------------------------------------------------

8. FINANCIAL STATEMENTS OF SEPARATE ACCOUNT FP AND EQUITABLE LIFE           38

--------------------------------------------------------------------------------

Separate Account FP financial statements                                   A-1


Equitable Life financial statements                                        F-1

--------------------------------------------------------------------------------
APPENDICES
--------------------------------------------------------------------------------

I -- Information on market performance

II -- An index of key words and phrases


--------------------------------------------------------------------------------

EQ ADVISORS TRUST PROSPECTUS AND AXA PREMIER VIP TRUST PROSPECTUS (follow the Appendices of this prospectus, but are not a part of this prospectus)
--------------------------------------------------------------------------------


                                                  Contents of this prospectus  3

Who is Equitable Life?

--------------------------------------------------------------------------------


We are The Equitable Life Assurance Society of the United States ("Equitable Life"), a New York stock life insurance corporation. We have been doing business since 1859. Equitable Life is a subsidiary of AXA Financial, Inc. AXA, a French holding company for an international group of insurance and related financial services companies is the sole shareholder of AXA Financial, Inc. As the sole shareholder, and under its other arrangements with Equitable Life and Equitable Life's parent, AXA exercises significant influence over the operations and capital structure of Equitable Life and its parent. No company other than Equitable Life, however, has any legal responsibility to pay amounts that Equitable Life owes under the policies.

AXA Financial, Inc. and its consolidated subsidiaries managed approximately $481.0 billion in assets as of December 31, 2001. For more than 100 years Equitable Life has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, N.Y. 10104.



4  Who is Equitable Life?

HOW TO REACH US


To obtain (1) any forms you need for communicating with us, (2) unit values and other values under your policy, and (3) any other information or materials that we provide in connection with your policy or the Portfolios, you may communicate with our processing office as listed below for the purposes described. Please refer to "Telephone and EQAccess requests" for effective dates for processing telephone Internet and facsimile requests, earlier in this prospectus.




--------------------------------------------------------------------------------
BY MAIL:
--------------------------------------------------------------------------------

At the Post Office Box for our Administrative Office:
Equitable Life -- National Operations Center
P.O. Box 1047
Charlotte, North Carolina 28201-1047

--------------------------------------------------------------------------------
 BY EXPRESS DELIVERY ONLY:
--------------------------------------------------------------------------------

At the Street Address for our Administrative Office:
Equitable Life -- National Operations Center
10840 Ballantyne Commons Parkway
Charlotte, North Carolina 28277

--------------------------------------------------------------------------------
 BY TOLL-FREE PHONE:
--------------------------------------------------------------------------------

Customer service representative available weekdays 8 AM to 9 PM, Eastern Time:
1-888-855-5100


--------------------------------------------------------------------------------
 BY E-MAIL:
--------------------------------------------------------------------------------

life-service@equitable.com

--------------------------------------------------------------------------------
 BY FACSIMILE (FAX):
--------------------------------------------------------------------------------

1-704-540-9714

--------------------------------------------------------------------------------
 BY INTERNET:
--------------------------------------------------------------------------------

Our Web site (www.equitable.com) can also provide information. You can also access your policy information through our Web site by enrolling in EQAccess.


We require that the following types of communications be on specific forms we provide for that purpose:

   (1) request for dollar cost averaging (our automatic transfer service);

   (2) authorization for telephone transfers by a person who is not both the insured person and the owner;

   (3) request for asset rebalancing; and

   (4) designation of new policy owner(s).

We also have specific forms that we recommend you use for the following:

   (a) policy surrenders;

   (b) address changes;

   (c) beneficiary changes;

   (d) transfers between investment options; and

   (e) changes in allocation percentages for premiums and deductions.


You can change your allocation percentages and/or transfer among investment options (1) by toll-free phone, (2) over the Internet, through EQAccess, or (3) by writing our Administrative Office. For more information about transaction requests you can make by phone or over the Internet, see "Telephone and EQAccess transfers" and "Telephone and EQAccess requests" later in this prospectus.

Certain methods of contacting us, such as by telephone or electronically may be unavailable or delayed (for example our fax service may not be available at all times and/or we may be unavailable due to emergency closing). In addition, the level and type of service available may be restricted based on criteria established by us.

We reserve the right to limit access to these services if we determine that you are engaged in a disruptive transfer activity, such as "market timing" (see "Disruptive transfer activity" in "More information about other matters").


Except for properly authorized telephone or Internet transactions, any notice or request that does not use our standard form must be in writing. It must be dated and signed by you and should also specify your name, the insured person's name (if different), your policy number, and adequate details about the notice you wish to give or other action you wish us to take. We may require you to return your policy to us before we make certain policy changes that you request.

The proper person to sign forms, notices and requests would normally be the owner or any other person that our procedures permit to exercise the right or privilege in question. If there are joint owners all must sign. Any irrevocable beneficiary or assignee that we have on our records also must sign certain types of requests.


You should send all requests and notices to our Administrative Office at the addresses specified above. We will also accept requests and notices by fax at the above number, if we believe them to be genuine. We reserve the right, however, to require an original signature before acting on any faxed item. You must send premium payments after the first one to our Administrative Office at the above addresses; except that you should send any premiums for which we have billed you to the address on the billing notice.



                                                       Who is Equitable Life?  5

Charges and expenses you will pay

--------------------------------------------------------------------------------

TABLE OF POLICY CHARGES

This table shows the charges that we deduct under the terms of your policy. For more information about some of these charges, see "Deducting policy charges" later in this prospectus. The Illustrations of Policy Benefits that your financial professional will provide will show the impact of the actual current and guaranteed maximum rates, if applicable, of the following policy charges, based on various assumptions.
--------------------------------------------------------------------------------

CHARGES WE DEDUCT FROM                Charge for taxes             Currently ranges from 0.50% to 5% (Virgin Islands)
AMOUNTS YOU CONTRIBUTE TO
YOUR POLICY:
------------------------------------------------------------------------------------------------------------------------------------
CHARGES WE DEDUCT FROM                Sales charge                 We deduct a sales charge from the policy's account value as part
YOUR POLICY'S VALUE EACH              We will stop deducting this  of the regular monthly deduction for each month during the
MONTH:                                charge once premiums paid    policy's first ten policy years. The amount deducted each
                                      equal a certain amount.(1)   month will depend on the specifics of your policy.(1) The
                                                                   cumulative amount we deduct under this charge, however, will never exceed 6% of the premiums you have paid to date.
                                      ----------------------------------------------------------------------------------------------
                                      Administrative charge        A dollar amount that depends on your policy's face amount, as follows:

                                                ---------------------------------------------------------
                                                                                 MONTHLY CHARGE
                                                                         -------------------------------
                                                                            MONTHS    MONTHS     THERE-
                                                  FACE AMOUNT OF POLICY      1-12      13-24     AFTER
                                                 ----------------------- ----------- -------- ----------
                                                   $100,000-$499,999....      55(2)     6         6(3)
                                                   $500,000 and over....      25        6         6
                                                ---------------------------------------------------------



                                      ----------------------------------------------------------------------------------------------
                                      Cost of insurance charges    Amount varies depending on the specifics of your policy(4)
                                      and optional rider charges
                                      ----------------------------------------------------------------------------------------------
                                      Death benefit guarantee      $.01 for each $1,000 of the face amount of your policy at the
                                      charge                       time of the deduction. We deduct this charge only during any death benefit guarantee period under your policy.

6 Charges and expenses you will pay

                                      ----------------------------------------------------------------------------------------------
                                      Mortality and expense risk   0.60% (effective annual rate) of the value you have in your
                                      charge                       policy's investment options (not including any amounts we are holding as collateral for policy loans). We have the right, however, to increase this charge, but not to more than 0.90%
                                                                   effective annual rate)
------------------------------------------------------------------------------------------------------------------------------------
CHARGES WE DEDUCT FROM                Surrender (turning in) or    A "premium surrender charge" will be the smaller of (a) 66% of
YOUR ACCOUNT VALUE AT THE             termination of your policy   one "target premium"(5) (or less for surrenders after the ninth
TIME OF THE TRANSACTION:              during its first 15 years    year)(6) or (b) the sum of 24% of the amount of premiums you paid in your policy's first year up to one target premium and 3% of all additional premiums you pay in the first 15 years of your policy.

                                                                   The percentage reduction is as follows:


                                                                   -----------------------------------------------------------------
                                      Surrender or termination of                                             PERCENT
                                      your policy during its first     SURRENDER IN                         OF SURRENDER
                                      5 years, there is a waiver       POLICY YEAR                         CHARGES WAIVED
                                      that can reduce or eliminate -----------------------------------------------------------------
                                      the premium surrender charge           1                                 100%
                                                                             2                                  80%
                                                                             3                                  60%
                                                                             4                                  40%
                                                                             5                                  20%
                                                                  -----------------------------------------------------------------


                                      ----------------------------------------------------------------------------------------------
                                      Requested decrease in your   A pro-rata portion of the full premium surrender charge that
                                      policy's face amount         would apply to a surrender at the time of the decrease.
                                      ----------------------------------------------------------------------------------------------
                                      Change of your policy's      $100
                                      insured person
                                      ----------------------------------------------------------------------------------------------
                                      Election to add "living      $100
                                      benefits" rider after policy
                                      issue
                                      ----------------------------------------------------------------------------------------------
                                      Exercise of option to        Up to $250
                                      receive a "living benefit"
                                      ----------------------------------------------------------------------------------------------
                                      Transfers among investment   $0 for each of the first 12 transfers per policy year (which we
                                      options                      may increase up to $25) and $25 for each additional transfer in the same policy year(7)
                                      ----------------------------------------------------------------------------------------------
                                      Partial withdrawal           $25 (or, if less, 2% of the withdrawal)
                                      ----------------------------------------------------------------------------------------------


(1) For no policy will the amount of the sales charge be higher than $0.78 per $1,000 of the policy's initial face amount or lower than $0.02 per $1,000.

(2) $40, if the insured person is age 29 or less at policy issuance.

(3) We may increase this charge to not more than $10.


(4) See "Deducting policy charges -- Monthly cost of insurance charge" later in this prospectus.


(5) The "target premium" is actuarially determined for each policy, based on that policy's particular characteristics. The "target premium" used in computing surrender charges may differ from target premiums used for other purposes under the policies.

(6) Beginning in your policy's tenth year, this amount declines at a constant rate each month until no surrender charge applies to surrenders made after the policy's 15th year. The maximum amount of surrender charge in clause
    (a) will be set forth in your policy. The lowest maximum clause (a) for any policy would be $2.38 for each $1,000 of initial face amount and the highest maximum amount for clause (a) would be $27.59 per $1,000.


(7) No charge, however, will ever apply to a transfer of all of your variable investment option amounts to our guaranteed interest option, or to any transfer pursuant to our dollar cost averaging service or asset rebalancing service, as discussed later in this prospectus.



                                             Charges and expenses you will pay 7

You also bear your proportionate share of all fees and expenses paid by a "Portfolio" that corresponds to any variable investment option you are using:

This table shows the fees and expenses for 2001 as an annual percentage of each Portfolio's daily average net assets. These fees and expenses are reflected in the Portfolio's net asset value each day. Therefore, they reduce the investment return of the Portfolio and of the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year.





-----------------------------------------------------------------------------------------
                                                          2001 FEES AND EXPENSES
                                               ------------------------------------------
                                               MANAGEMENT                   OTHER
                                                FEES(1)      12B-1 FEES   EXPENSES(2)
-----------------------------------------------------------------------------------------
 AXA PREMIER VIP TRUST:
-----------------------------------------------------------------------------------------
AXA Premier VIP Core Bond                        0.60%         0.25%         0.84%
AXA Premier VIP Health Care                      1.20%         0.25%         1.16%
AXA Premier VIP Small/Mid Cap Value              1.10%         0.25%         1.15%
-----------------------------------------------------------------------------------------
 EQ ADVISORS TRUST:
-----------------------------------------------------------------------------------------
EQ/Aggressive Stock                              0.61%           --          0.08%
EQ/Alliance Common Stock                         0.46%           --          0.07%
EQ/Alliance Global                               0.73%           --          0.12%
EQ/Alliance Growth and Income                    0.57%           --          0.06%
EQ/Alliance Growth Investors                     0.57%           --          0.06%
EQ/Alliance Intermediate Government Securities   0.50%           --          0.12%
EQ/Alliance International                        0.85%           --          0.25%
EQ/Alliance Money Market                         0.33%           --          0.07%
EQ/Alliance Premier Growth                       0.90%         0.25%         0.06%
EQ/Alliance Quality Bond                         0.53%           --          0.07%
EQ/Alliance Small Cap Growth                     0.75%           --          0.06%
EQ/Alliance Technology                           0.90%         0.25%         0.08%
EQ/AXP New Dimensions                            0.65%         0.25%         1.06%
EQ/AXP Strategy Aggressive                       0.70%         0.25%         0.77%
EQ/Balanced                                      0.57%           --          0.08%
EQ/Bernstein Diversified Value                   0.65%         0.25%         0.09%
EQ/Capital Guardian Research                     0.65%         0.25%         0.15%
EQ/Capital Guardian U.S. Equity                  0.65%         0.25%         0.11%
EQ/Emerging Markets Equity                       1.15%         0.25%         0.68%
EQ/Equity 500 Index                              0.25%           --          0.06%
EQ/Evergreen Omega                               0.65%         0.25%         0.99%
EQ/FI Mid Cap                                    0.70%         0.25%         0.27%
EQ/FI Small/Mid Cap Value                        0.75%         0.25%         0.11%
EQ/High Yield                                    0.60%           --          0.07%
EQ/Janus Large Cap Growth                        0.90%         0.25%         0.14%
EQ/Marsico Focus                                 0.90%         0.25%         2.44%
EQ/Mercury Basic Value Equity                    0.60%         0.25%         0.10%
EQ/MFS Emerging Growth Companies                 0.63%         0.25%         0.09%
EQ/MFS Investors Trust                           0.60%         0.25%         0.12%
EQ/MFS Research                                  0.65%         0.25%         0.07%
EQ/Putnam Growth & Income Value                  0.60%         0.25%         0.13%
EQ/Putnam International Equity                   0.85%         0.25%         0.29%



------------------------------------------------------------------------------------------------
                                                             2001 FEES AND EXPENSES
                                                ------------------------------------------------
                                                                FEE WAIVERS       NET TOTAL
                                              TOTAL ANNUAL     AND/OR EXPENSE       ANNUAL
                                               EXPENSES     REIMBURSEMENTS(3)      EXPENSES
------------------------------------------------------------------------------------------------
 AXA PREMIER VIP TRUST:
------------------------------------------------------------------------------------------------
AXA Premier VIP Core Bond                        1.69%           (0.74)%             0.95%
AXA Premier VIP Health Care                      2.61%           (0.76)%             1.85%
AXA Premier VIP Small/Mid Cap Value              2.50%           (0.90)%             1.60%
------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST:
------------------------------------------------------------------------------------------------
EQ/Aggressive Stock                              0.69%              --               0.69%
EQ/Alliance Common Stock                         0.53%              --               0.53%
EQ/Alliance Global                               0.85%              --               0.85%
EQ/Alliance Growth and Income                    0.63%              --               0.63%
EQ/Alliance Growth Investors                     0.63%              --               0.63%
EQ/Alliance Intermediate Government Securities   0.62%              --               0.62%
EQ/Alliance International                        1.10%              --               1.10%
EQ/Alliance Money Market                         0.40%              --               0.40%
EQ/Alliance Premier Growth                       1.21%           (0.06)%             1.15%
EQ/Alliance Quality Bond                         0.60%              --               0.60%
EQ/Alliance Small Cap Growth                     0.81%              --               0.81%
EQ/Alliance Technology                           1.23%           (0.08)%             1.15%
EQ/AXP New Dimensions                            1.96%           (1.01)%             0.95%
EQ/AXP Strategy Aggressive                       1.72%           (0.72)%             1.00%
EQ/Balanced                                      0.65%              --               0.65%
EQ/Bernstein Diversified Value                   0.99%           (0.04)%             0.95%
EQ/Capital Guardian Research                     1.05%           (0.10)%             0.95%
EQ/Capital Guardian U.S. Equity                  1.01%           (0.06)%             0.95%
EQ/Emerging Markets Equity                       2.08%           (0.28)%             1.80%
EQ/Equity 500 Index                              0.31%              --               0.31%
EQ/Evergreen Omega                               1.89%           (0.94)%             0.95%
EQ/FI Mid Cap                                    1.22%           (0.22)%             1.00%
EQ/FI Small/Mid Cap Value                        1.11%           (0.01)%             1.10%
EQ/High Yield                                    0.67%              --               0.67%
EQ/Janus Large Cap Growth                        1.29%           (0.14)%             1.15%
EQ/Marsico Focus                                 3.59%           (2.44)%             1.15%
EQ/Mercury Basic Value Equity                    0.95%              --               0.95%
EQ/MFS Emerging Growth Companies                 0.97%              --               0.97%
EQ/MFS Investors Trust                           0.97%           (0.02)%             0.95%
EQ/MFS Research                                  0.97%           (0.02)%             0.95%
EQ/Putnam Growth & Income Value                  0.98%           (0.03)%             0.95%
EQ/Putnam International Equity                   1.39%           (0.14)%             1.25%
------------------------------------------------------------------------------------------------



(1) The management fees shown reflect revised management fees, effective May 1, 2001, which were approved by shareholders. The management fees for each Portfolio cannot be increased without a vote of each Portfolio's shareholders.

(2) The amounts shown as "Other Expenses" will fluctuate from year to year depending on actual expenses. Since initial seed capital was invested for the EQ/Marsico Focus Portfolio on August 31, 2001, "Other Expenses" shown have been annualized. Also, initial seed capital was invested for the Portfolios of the AXA Premier VIP Trust on December 31, 2001; thus, "Other Expenses" for the Portfolios shown are estimated. See footnote (3) for expense limitation agreement information.

(3) Equitable Life, the Trusts' manager, has entered into expense limitation agreements with respect to certain Portfolios which are effective through April 30, 2003. Under these agreements Equitable Life has agreed to waive or limit its fees and assume other expenses of each of these Portfolios, if necessary, in an amount that limits each Portfolio's Total Annual Expenses (exclusive of interest, taxes, brokerage commissions, capitalized expenditures, extraordinary expenses and 12b-1 fees) to not more than the amounts specified above as Net Total Annual Expenses. Portfolios that show "--" in this column have no expense limitation arrangement in effect. See the prospectuses for each Trust for more information about the Expense Limitation Agreements.


HOW WE ALLOCATE CHARGES AMONG YOUR INVESTMENT OPTIONS

In your application for a policy, you tell us from which investment options you want us to take the policy's monthly deductions as they fall due. You can change these instructions at any time. If we cannot deduct the charge as your most current instructions direct, we will allocate the deduction among your investment options proportionately to your value in each.



8 Charges and expenses you will pay

Risks you should consider


--------------------------------------------------------------------------------

CHANGES IN CHARGES

We reserve the right in the future to make a charge for certain taxes or reserves set aside for taxes (see "Our taxes" later in this prospectus), or change our other current charges (in no event will they exceed the maximum charges guaranteed in your policy).

Any changes that we make in our current charges or charge rates will be by class of insured person and will be based on changes in future expectations about such factors as investment earnings, mortality experience, the length of time policies will remain in effect, premium payments, expenses and taxes. Any changes in charges may apply to then in-force policies, as well as to new policies.


Some of the principal risks of investing in a policy are as follows:

o If the investment options you choose perform poorly, you could lose some or all of the premiums you pay.

o If the investment options you choose do not make enough money to pay for the policy charges, you could have to pay more premiums to keep your policy from terminating.

o We can increase certain charges without your consent, within limits stated in your policy.

o You may have to pay a surrender charge if you wish to discontinue some or all of your insurance coverage under a policy.

Your policy permits other transactions that also have risks. These and other risks and benefits of investing in a policy are discussed in detail throughout this prospectus.


                                                    Risks you should consider  9

1. Policy features and benefits

--------------------------------------------------------------------------------

HOW YOU CAN PAY FOR AND CONTRIBUTE TO YOUR POLICY


PREMIUM PAYMENTS. We call the amounts you contribute to your policy "premiums" or "premium payments." The amount we require as your first premium varies depending on the specifics of your policy and the insured person. Each subsequent premium payment must be at least $100, although we can increase this minimum if we give you advance notice. (Policies issued in some states or on an automatic premium payment plan may have different minimums.) Otherwise, with a few exceptions mentioned below, you can make premium payments at any time and in any amount.

SECTION 1035 EXCHANGES OF POLICIES WITH OUTSTANDING LOANS. If we approve, you may purchase an IL COLI(SM) policy through an assignment and exchange of another life insurance policy with a cash surrender value pursuant to a valid Internal Revenue Code Section 1035 exchange. If such other policy is subject to a policy loan, we may permit you to carry over all or a portion of such loan to the IL COLI(SM) policy, subject to our administrative rules then in effect. In this case, we will treat any cash paid, plus any loaned amount carried over to the IL COLI(SM) policy, as premium received in consideration of our issuing the policy. If we allow you to carry over all or a portion of any such outstanding loan, then we will hold amounts securing such loan in the same manner as the collateral for any other policy loan, and your policy also will be subject to all our other rules regarding loans (see "Borrowing from your policy" later in this prospectus).


--------------------------------------------------------------------------------
You can generally pay premiums at such times and in such amounts as you like, so long as (i) you pay enough to prevent your policy from lapsing and (ii) you don't exceed certain limits determined by the federal income tax laws applicable to life insurance.
--------------------------------------------------------------------------------

LIMITS ON PREMIUM PAYMENTS. The federal tax law definition of "life insurance" limits your ability to pay certain high levels of premiums (relative to the amount of your policy's insurance coverage). Also, if your premium payments exceed certain other amounts specified under the Internal Revenue Code, your policy will become a "modified endowment contract," which may subject you to additional taxes and penalties on any distributions from your policy. See "Tax information" later in this prospectus. We may return any premium payments that would exceed those limits to you.


You can ask your financial professional to provide you with an Illustration of Policy Benefits that shows you the amount of premium you can pay, based on various assumptions, without exceeding these tax law limits. The tax law limits can change as a result of certain changes you make to your policy. For example, a reduction in the face amount of your policy may reduce the amount of premiums that you can pay.


If at any time your policy's account value is high enough that the alternative death benefit discussed below would apply, we reserve the right to limit the amount of any premiums that you pay, unless the insured person provides us with adequate evidence that he/she continues to meet our requirements for issuing insurance. The requirement for such evidence, however, would apply only to the amount of premiums you pay in any year of your policy that exceeds your annual specified premium. Specified premiums are discussed later in this prospectus.

PLANNED PERIODIC PREMIUMS. Page 3 of your policy will specify a "planned periodic premium." This is the amount that you request us to bill you. However, payment of these or any other specific amounts of premiums is not mandatory. You need to pay only enough premiums to ensure (i) that your policy has enough "net cash surrender value" to cover your policy's monthly charges as they fall due or (ii) that your death benefit guarantee (discussed below) remains in effect. ("Net cash surrender value" is explained under "Surrendering your policy for its net cash surrender value" later in this prospectus.)



THE MINIMUM AMOUNT OF PREMIUMS YOU MUST PAY

POLICY "LAPSE" AND TERMINATION. Your policy will lapse (also referred to in your policy as "default") if it does not have enough net cash surrender value to pay the monthly charges when due and the death benefit guarantee is not then in effect. We will mail a notice to you at your last known address if your policy lapses. You will have a 61-day grace period to pay at least an amount prescribed in your policy, which would be enough to keep your policy in force for approximately three months (without regard to investment performance). You may not make any transfers or request any other policy changes during a grace period. If we do not receive your payment by the end of the grace period, your policy (and all riders to the policy) will terminate without value and all coverage under your policy will cease. We will mail an additional notice to you if your policy terminates.

--------------------------------------------------------------------------------

Your policy will terminate if you don't pay enough premiums to pay the charges we deduct, unless the death benefit guarantee is in effect and you do not have an outstanding loan. However, we will first send you a notice and give you a chance to pay any shortfall.

--------------------------------------------------------------------------------

You may owe taxes if your policy terminates while you have a loan outstanding, even though you receive no additional money from your policy at that time. See "Tax information" later in this prospectus.


RESTORING A TERMINATED POLICY. To have your policy "restored" (put back in force), you must apply within six months after the date of termination. In some states, you may have a longer period of time. You must also present evidence of insurability satisfactory to us and pay at least the amount of premium that we require. Your policy contains additional information about the minimum amount of this premium and about the values and terms of the policy after it is restored.

DEATH BENEFIT GUARANTEE AND SPECIFIED PREMIUMS. Page 3 of your policy will show a "specified premium." Payment of the specified premium is not required. However, we measure the actual premiums you have paid against the specified premiums to see if the death benefit


10  Policy features and benefits
guarantee provision will prevent a policy from lapsing. For more detail about how we do this, see "Death benefit guarantee test" below. The death benefit guarantee provision will not prevent your policy from lapsing if you have an outstanding policy loan.

--------------------------------------------------------------------------------

In most states, if you pay at least certain prescribed amounts of premiums, and have no policy loans, your policy will not lapse for a number of years, even if the value in your policy becomes insufficient to pay the monthly charges.

--------------------------------------------------------------------------------

The death benefit guarantee provision lasts for the following periods:

o If you select death benefit Option A, and never change it to death benefit Option B, then the death benefit guarantee provision lasts until your policy matures.

o If you have ever selected death benefit Option B (even if you subsequently changed it to Option A), until the later of the policy anniversary nearest to when the insured person reaches age 80 or the end of the 15th year of the policy.

See "About your life insurance benefit" below regarding your death benefit options.


In some states, including New York and New Jersey, your policy will refer to a "no-lapse guarantee" instead of the death benefit guarantee. The no-lapse guarantee provision will work in the same manner as the death benefit guarantee provision, except that it will only last for the first three years of your policy. The guarantee and guarantee period applicable to your policy will appear on page 3 of your policy. Also, the policy will refer to the premium for such three-year guarantee as a "no-lapse guarantee premium" instead of a specified premium.


DEATH BENEFIT GUARANTEE TEST. If your policy's net cash surrender value is not sufficient to pay a monthly deduction that has become due, we check to see if the cumulative amount of premiums that you have paid to date at least equals the cumulative specified premiums due to date. So long as at least this amount has been paid and you have no policy loan outstanding (or you repay all of such loans before the end of the 61-day grace period mentioned above) and provided that the period of the guarantee has not expired, your policy will not lapse.

When we calculate the cumulative amount of specified premiums, we compound each amount at a 4% annual interest rate from its due date through the date of the calculation. (This interest rate is only for purposes of determining whether you have satisfied the death benefit guarantee test. It does not bear any relation to the returns you will actually earn or any loan interest you will actually pay.) We use the same calculation for determining the cumulative amount of premiums paid, beginning with the date each premium is received. The amount of premiums you must pay to maintain the death benefit guarantee will be increased by the cumulative amount of any partial withdrawals you have taken from your policy (calculated by the same method, beginning with the date of withdrawal).

The amount of the specified premium set forth in your policy is actuarially determined at policy issuance and depends on the age and other insurance risk characteristics of the insured person, as well as the amount of the coverage and additional features you select. The specified premiums may also change if, for example, the face amount of the policy changes or if there is a change in the insured person's risk characteristics. We will send you a new policy page showing any change in your specified premium. Any change will be prospective only, and no change will extend the death benefit guarantee period beyond its original number of years.



INVESTMENT OPTIONS WITHIN YOUR POLICY


We will initially put all unloaned amounts which you have allocated to variable investment options into our EQ/Alliance Money Market investment option. On the first business day following the twentieth day after your policy is issued (the "Allocation Date"), we will re-allocate that investment in accordance with your premium allocation instructions then in effect. You give such instructions in your application to purchase a policy. You can change the premium allocation percentages at any time, but this will not affect any prior allocations. The allocation percentages that you specify must always be in whole numbers and total exactly 100%.


--------------------------------------------------------------------------------
You can choose among variable investment options
--------------------------------------------------------------------------------

VARIABLE INVESTMENT OPTIONS. The available variable investment options are listed on the front cover of this prospectus. (Your policy and other supplemental materials may refer to these as "Investment Funds".) The investment results you will achieve in any one of these options will depend on the investment performance of the corresponding Portfolio that shares the same name as that option. That Portfolio follows investment practices, policies and objectives that are appropriate to the variable investment option you have chosen. You can lose your principal when investing in the variable investment options. In periods of poor market performance, the net return, after charges and expenses, may result in negative yields, including for the EQ/Alliance Money Market variable investment option.

You should note that some portfolios have objectives and strategies that are substantially similar to those of certain retail funds; they may even have the same manager(s) and/or a similar name. However, there are numerous factors that can contribute to differences in performance between two investments, particularly over short periods of time. Such factors include the timing of stock purchases and sales; differences in fund cash flows; and specific strategies employed by the portfolio manager. The advisors who make the investment decisions for each Portfolio are as follows:

o    AIM Capital Management,Inc. (advises a portion of AXA Premier VIP Health
     Care)

o Alliance Capital Management L.P. (for each EQ/Alliance option, for EQ/Balanced, EQ/Equity 500 Index, EQ/High Yield and EQ/Bernstein Diversified Value; also advises a portion of EQ/Aggressive Stock)

o American Express Financial Corporation (advises EQ/AXP New Dimensions and EQ/AXP Strategy Aggressive)

o AXA Rosenberg Investment Management LLC (advises a portion of AXA Premier VIP Small/Mid Cap Value)

o    BlackRock Advisors, Inc. (advises a portion of AXA Premier VIP Core Bond)



                                                Policy features and benefits  11

o The Boston Company Asset Management, LLC (advises a portion of AXA Premier VIP Small/Mid Cap Value)

o Capital Guardian Trust Company (for the EQ/Capital Guardian options; also advises a portion of EQ/Balanced)

o Dresdner RCM Global Investors LLC (advises a portion of AXA Premier VIP Health Care)

o Evergreen Investment Management Company, LLC (for the EQ/Evergreen Omega option)

o Fidelity Management & Research Company (for the EQ/FI Mid Cap and the EQ/FI Small/Mid Cap Value options)

o    Janus Capital Management LLC (for the EQ/Janus Large Cap Growth option)

o    Jennison Associates, LLC (advises a portion of EQ/Balanced)

o Marsico Capital Management, LLC (for the EQ/Marsico Focus option; also, advises a portion of EQ/Aggressive Stock)

o MFS Investment Management (for the "EQ/MFS options;" also, advises a portion of EQ/Aggressive Stock)

o Mercury Advisors (for the EQ/Mercury Basic Value Equity option; also, advises a portion of EQ/Balanced)

o Morgan Stanley Investment Management (for the EQ/Emerging Markets Equity option)

o Pacific Investment Management Company, LLC (PIMCO) (advises a portion of AXA Premier VIP Core Bond)

o    Provident Investment Counsel, Inc. (advises a portion of EQ/Aggressive
     Stock)


o    Prudential Investments LLC (advises a portion of EQ/Balanced)

o    Putnam Investment Management, LLC (for the EQ/Putnam options)

o TCW Investment Management Company (advises a portion of AXA Premier VIP Small/Mid Cap Value)

o Wellington Management Company, LLP (advises a portion of AXA Premier VIP Health Care)

Each Portfolio is a part of EQ Advisors Trust or AXA Premier VIP Trust. Equitable Life serves as investment manager of the Trusts. As such, Equitable Life oversees the activities of the above-listed advisors with respect to the Trusts and is responsible for retaining or discontinuing the services of those advisors. (Prior to September 1999, EQ Financial Consultants, Inc., the predecessor to AXA Advisors, LLC and an affiliate of Equitable Life, served as investment manager to EQ Advisors Trust.) You will find other important information about each Portfolio in the separate prospectuses for each Trust attached at the end of this prospectus. We may add or delete variable investment options or Portfolios at any time.


GUARANTEED INTEREST OPTION. You can also allocate some or all of your policy's value to our guaranteed interest option. We, in turn, invest such amounts as part of our general assets. For each year of your policy, we declare a fixed rate of interest (4% minimum) on amounts you allocate to our guaranteed interest option. (The guaranteed interest option is part of what your policy and other supplemental material may refer to this as the "Guaranteed Interest Account".)

--------------------------------------------------------------------------------
We will pay at least 4% annual interest on our guaranteed interest option.
--------------------------------------------------------------------------------

ABOUT YOUR LIFE INSURANCE BENEFIT



YOUR POLICY'S FACE AMOUNT. In your application to buy an IL COLI(SM) policy, you tell us how much insurance coverage you want on the life of the insured person. We call this the "face amount" of the base policy. $100,000 is the smallest amount of coverage you can request.


--------------------------------------------------------------------------------
If the insured person dies, we pay a life insurance benefit to the
"beneficiary" you have named. The amount we pay depends on whether you have chosen death benefit Option A or death benefit Option B.
--------------------------------------------------------------------------------
YOUR POLICY'S "DEATH BENEFIT" OPTIONS. In your policy application, you also choose whether the basic amount (or "benefit") we will pay if the insured person dies is

o Option A -- THE POLICY'S FACE AMOUNT on the date of the insured person's death. The amount of this death benefit doesn't change over time, unless you take any action that changes the policy's face amount;

                                   -- or --

o Option B -- THE FACE AMOUNT PLUS THE POLICY'S "ACCOUNT VALUE" on the date of death. Under this option, the amount of death benefit generally changes from day to day, because many factors (including investment performance, charges, premium payments and withdrawals) affect your policy's account value.


Your policy's "account value" is the total amount that at any time is earning interest for you or being credited with investment gains and losses under your policy. (Account value is discussed in more detail under "Determining your policy's value" later in this prospectus.)


Under Option B, your policy's death benefit will tend to be higher than under Option A. As a result, the monthly insurance charge we deduct will also be higher, to compensate us for our additional risk.

ALTERNATIVE HIGHER DEATH BENEFIT IN LIMITED CASES. Your policy is designed to always provide a minimum level of insurance protection relative to your policy's account value, in part to meet the Internal Revenue Code's definition of "life insurance." Thus, we will automatically pay an alternative death benefit if it is HIGHER than the basic Option A or Option B death benefit you have selected. This alternative death benefit is computed by multiplying your policy's account value on the insured person's date of death by a percentage specified in your policy. The percentage depends on the insured person's age. Representative percentages are as follows:

--------------------------------------------------------------------------------

If the value in your policy is high enough, relative to the face amount, the life insurance benefit will automatically be greater than the Option A or Option B death benefit you have selected.

--------------------------------------------------------------------------------



12  Policy features and benefits

------------------------------------------------------------------
Age*   40 or under     45      50      55      60      65
       250%            215%    185%    150%    130%    120%
       70      75-95   100
       115%    105%    100%
------------------------------------------------------------------

* For the then-current policy year.

This higher alternative death benefit exposes us to greater insurance risk than the regular Option A and B death benefit. Because the cost of insurance charges we make under your policy are based in part on the amount of our risk, you will pay more cost of insurance charges for any periods during which the higher alternative death benefit is the operative one.

OTHER ADJUSTMENTS TO DEATH BENEFIT.


We will reduce the death benefit proceeds by the amount of any outstanding policy loans and unpaid loan interest, as well as any amount of monthly charges under the policy that remain unpaid because the insured person died during a grace period. We also reduce the death benefit if we have already paid part of it under a living benefits rider. We reduce it by the amount of the living benefits payment plus accrued interest. See "Your option to receive a living benefit" later in this prospectus.


--------------------------------------------------------------------------------

You can request a change in your death benefit option any time after the second year of the policy. However, a change to Option B could result in the immediate termination of the death benefit guarantee (see "death benefit guarantee and specified premiums," above).

--------------------------------------------------------------------------------

CHANGE OF DEATH BENEFIT OPTION. If you change from Option A to B, we automatically reduce your policy's face amount by an amount equal to your policy's account value at the time of the change. We may refuse this change if the policy's face amount would be reduced below our then current minimum for new policies. Also, we may require you to provide us with satisfactory evidence that the insured person remains insurable at the time of this change. This change may shorten the length of time your death benefit guarantee remains in effect. See "Death benefit guarantee and specified premiums" above.

If you change from Option B to A, we automatically increase your policy's face amount by an amount equal to your policy's account value at the time of the change.

We will not deduct or establish any amount of surrender charge as a result of a change in death benefit option. Please refer to "Tax information" later in this prospectus, to learn about certain possible income tax consequences that may result from a change in death benefit option, including the effect of an increase or decrease in face amount.



YOU CAN DECREASE YOUR INSURANCE COVERAGE

You may request a decrease in your policy's face amount any time after the second year of your policy. The requested decrease must be at least $10,000. Please refer to "Tax information" for certain possible tax consequences of changing the face amount.

You may not reduce the face amount below the minimum we are then requiring for new policies. Nor will we permit a decrease that would cause your policy to fail the Internal Revenue Code's definition of life insurance. The amounts of your specified premiums, the monthly deductions for the cost of insurance coverage and any death benefit guarantee charge will generally decrease from the time you reduce the face amount. See also "Effect of face amount decreases on certain subsequent charges" below.

If you reduce the face amount during the first 15 years of your policy, we will deduct all or part of the remaining surrender charges from your policy. The amount of surrender charges we will deduct will be determined by dividing the amount of the decrease by the initial face amount and multiplying that fraction by the total amount of surrender charges that still remains applicable to your policy. We deduct the charges from the same investment options as if they were a part of a regular monthly deduction under your policy.


In some cases, we may have to make a distribution to you from your policy at the time we decrease your policy's face amount. This may be necessary in order to preserve your policy's status as life insurance under the Internal Revenue Code. We may also be required to make such a distribution to you in the future, on account of a prior decrease in face amount. This could have adverse tax consequences.


EFFECT OF FACE AMOUNT DECREASES ON CERTAIN SUBSEQUENT CHARGES

We will not adjust the sales charge as a result of a face amount decrease that occurs automatically as a result of a change of death benefit option that you request.


Our cost of insurance rates also depend on how large the face amount is at the time we deduct the charge. See "Monthly cost of insurance charge" later in this prospectus. For this purpose, however, we will take into account all face amount decreases, whatever their cause. Therefore, a decrease in face amount may cause your cost of insurance rates to go up.


YOUR OPTIONS FOR RECEIVING POLICY PROCEEDS

BENEFICIARY OF DEATH BENEFIT. You designate your policy's beneficiary in your policy application. You can change the beneficiary at any other time during the insured person's life. If no beneficiary is living when the insured person dies, we will pay the death benefit proceeds in equal shares to the insured person's surviving children. If there are no surviving children, we will instead pay the insured person's estate.

PAYMENT OPTIONS FOR DEATH BENEFIT. In your policy application, or at any other time during the insured person's life, you may choose among several payment options for all or part of any death benefit proceeds that subsequently become payable. These payment options are described in the policy and may result in varying tax consequences. A payment option selected by the policy's owner cannot be changed by the beneficiary after the insured person dies. The terms and conditions of each option are set out in a separate contract that we will send to the payee when a payment option goes into effect. Equitable Life or your financial professional can provide you with samples of such contracts on request.

--------------------------------------------------------------------------------
You can choose to have the proceeds from the policy's life insurance benefit paid under one of our payment options, rather than as a single sum.
--------------------------------------------------------------------------------
If you have not elected a payment option, we will pay any death benefit in a single sum. If the beneficiary is a natural person (i.e., not an


                                                Policy features and benefits  13
entity such as a corporation or trust) we will pay any such single sum death benefit through an interest-bearing checking account (the "Equitable Access Account(TM)") that we will automatically open for the beneficiary. The beneficiary will have immediate access to the proceeds by writing a check on the account. We pay interest on the proceeds from the date of death to the date the beneficiary closes the Equitable Access Account.


If a financial professional has assisted the beneficiary in preparing the documents that are required for payment of the death benefit, we will send the Equitable Access Account checkbook or check to the financial professional within the periods specified for death benefit payments under "When we pay policy proceeds," later in this prospectus. Your financial professional will take reasonable steps to arrange for prompt delivery to the beneficiary.


PAYMENT OPTIONS FOR SURRENDER, WITHDRAWAL AND MATURITY PROCEEDS. You can also choose to receive all or part of any proceeds from a surrender or withdrawal from your policy, or upon policy maturity, under one of the above referenced payment options, rather than as a single sum.


YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

If for any reason you are not satisfied with your policy, you may return it to us for a full refund of the premiums paid. In some states, we will adjust this amount for any investment performance (whether positive or negative).


To exercise this cancellation right, you must mail the policy directly to our Administrative Office with a written request to cancel. Your cancellation request must be postmarked within 10 days after you receive the policy and your coverage will terminate as of the date of the postmark. In some states or situations, this "free look" period is longer than 10 days. Your policy will indicate the length of your "free look" period.


VARIATIONS AMONG IL COLI(SM) POLICIES


Time periods and other terms and conditions described in this prospectus may vary due to legal requirements in your state. These variations will be reflected in your policy.


Equitable Life also may vary the charges and other terms of IL COLI(SM) where special circumstances result in sales or administrative expenses or mortality risks that are different from those normally associated with IL COLI(SM). We will make such variations only in accordance with uniform rules that we establish.


Equitable Life or your financial professional can advise you about any variations that may apply to your policy.


OTHER EQUITABLE LIFE POLICIES

We offer a variety of fixed and variable life insurance policies which offer policy features, including investment options, that are different from those offered by this prospectus. Not every policy is offered through your financial professional. You can contact us to find out more about any other Equitable Life insurance policy.


14  Policy features and benefits

2. Determining your policy's value

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YOUR ACCOUNT VALUE

As set forth earlier in this prospectus, we deduct certain charges from each premium payment you make. We credit the rest of each premium payment to your policy's "account value." You instruct us to allocate your account value to one or more of the policy's investment options indicated on the front cover of this prospectus.

Your account value is the total of (i) your amounts in our variable investment options, (ii) your amounts in our guaranteed interest option other than in
(iii), and (iii) any amounts that we are holding to secure policy loans that you have taken (including any interest on those amounts which has not yet been allocated to the variable investment options). See "Borrowing from your policy" later in this prospectus. (Your policy and other supplemental material may refer to (ii) and (iii) above as our "Guaranteed Interest Account".) These amounts are subject to certain charges discussed in "Charges and expenses you will pay," earlier in this prospectus.


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Your account value will be credited with the same returns as are achieved by the Portfolios or guaranteed interest option that you select, and is reduced by the amount of charges we deduct under the policy.

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YOUR POLICY'S VALUE IN OUR VARIABLE INVESTMENT OPTIONS. The account value that you have allocated to any variable investment option is invested in shares of the corresponding Portfolio. Your value in each variable investment option is measured by "units."

The number of your units in any variable investment option does not change, absent an event or transaction under your policy that involves moving assets into or out of that option. Whenever any amount is withdrawn or otherwise deducted from one of your policy's variable investment options, we "redeem" (cancel) the number of units that has a value equal to that amount. This can happen, for example, when all or a portion of monthly deductions and transaction-based charges are allocated to that option, or when loans, transfers, withdrawals and surrenders are made from that option. Similarly, you "purchase" additional units having the same value as the amount of any premium, loan repayment, or transfer that you allocate to that option.


The value of your units will increase or decrease each business day, as though you had invested in the corresponding Portfolio's shares directly (and reinvested all dividends and distributions from the Portfolio in additional Portfolio shares). On any day, your value in any variable investment option equals the number of units credited to your policy under that option, multiplied by that day's value for one such unit.

YOUR POLICY'S VALUE IN OUR GUARANTEED INTEREST OPTION. Your policy's value in our guaranteed interest option includes: (i) any amounts you have specifically requested that we allocate to that option and (ii) any "restricted" amounts that we hold in that option as a result of your election to receive a living benefit (these amounts may be referred to in your policy as "liened policy amounts"). See "Your option to receive a living benefit" later in this prospectus. We credit all of such amounts with interest at rates we declare. We guarantee that these rates will not be less than a 4% effective annual rate.

Amounts may be allocated to or removed from your policy's value in our guaranteed interest option for the same purposes as described earlier in this prospectus for the variable investment options. We credit your policy with a number of dollars in that option that equals any amount that is being allocated to it. Similarly, if amounts are being removed from your guaranteed interest option for any reason, we reduce the amount you have credited to that option on a dollar-for-dollar basis.



                                             Determining your policy's value  15

3. Transferring your money among our investment options

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TRANSFERS YOU CAN MAKE
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You can transfer among our variable investment options and into our guaranteed interest option.
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After your policy's Allocation Date, you can transfer amounts from one investment option to another. The total of all transfers you make on the same day must be at least $500; except that you may transfer your entire balance in an investment option, even if it is less than $500. You may submit a written request for a transfer to our Administrative Office, you can make a telephone request or you can make a request over the Internet (see below).

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Transfers out of our guaranteed interest option are more limited.
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RESTRICTIONS ON TRANSFER OUT OF THE GUARANTEED INTEREST OPTION. We only permit you to make one transfer out of our guaranteed interest option during each policy year. (No such limit applies to transfers out of our variable investment options.) Also, the maximum transfer from our guaranteed interest option is the greater of (a) 25% of your then current balance in that option, (b) $500, or
(c) the amount (if any) that you transferred out of the guaranteed interest option during the immediately preceding policy year.


We will not accept a request to transfer out of the guaranteed interest option unless we receive it within the period beginning 30 days before and ending 60 days after an anniversary of your policy. If we receive the request within that period, the transfer will occur as of that anniversary or, if later, the date we receive it.

TRANSFER CHARGE. We currently do not charge for the first 12 transfers per policy year, but we charge $25 for each additional transfer in the same policy year. We reserve the right, however, to impose up to a $25 charge for each transfer you make. This charge will never apply to a transfer of all of your variable investment option amounts to our guaranteed interest option, or to any transfer pursuant to our dollar cost averaging or asset rebalancing service, as discussed below.



TELEPHONE AND EQACCESS TRANSFERS

TELEPHONE TRANSFERS. You can make telephone transfers by following one of two procedures:


o if you are both the policy's insured person and its owner, by calling the number under "By toll-free phone" in "How to reach us" earlier in this prospectus from a touch tone phone; or

o whether or not you are both the insured person and owner, by sending us a signed telephone transfer authorization form. Once we have the form on file, we will provide you with a toll-free telephone number to make transfers.


For more information see "Telephone and EQAccess requests" later in this prospectus. We allow only one request for telephone transfers each day (although that request can cover multiple transfers), and we will not allow you to revoke a telephone transfer. If you are unable to reach us by telephone, you should send a written transfer request to our Administrative Office.


EQACCESS TRANSFERS. You can make transfers over the Internet if you are the owner of the policy. You may do this by visiting our Web site and enrolling in EQAccess. This service may not always be available. Generally, the above-described restrictions relating to telephone transfers also apply to EQAccess transfers.


DISRUPTIVE TRANSFER ACTIVITY

We reserve the right to limit access to these services if we determine that you are engaged in a disruptive transfer activity, such as "market timing." (see "Disruptive transfer activity" in "More information about other matters.")

OUR DOLLAR COST AVERAGING SERVICE


We offer a dollar cost averaging service. This service allows you to gradually allocate amounts to the variable investment options by periodically transferring approximately the same dollar amount to the variable investment options you select. This will cause you to purchase more units if the unit's value is low, and fewer units if the unit's value is high. Therefore, you may achieve a lower average cost per unit over the long term.


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Using the dollar cost averaging service does not guarantee that you will earn a profit or be protected against losses.
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Our dollar cost averaging service (also referred to as our "automatic transfer service") enables you to make automatic monthly transfers from the EQ/Alliance Money Market option to our other variable investment options. You may elect the dollar cost averaging service with your policy application or at any later time (provided you are not using the asset rebalancing service described below). At least $5,000 must be allocated to the EQ/Alliance Money Market option to begin using the dollar cost averaging service. You can choose up to eight other variable investment options to receive the automatic transfers but each transfer to each option must be at least $50. Note: Transfers made using our dollar cost averaging service do not count toward the twelve free transfers you may otherwise make each year.

This service terminates when the EQ/Alliance Money Market option is depleted. You can also cancel the dollar cost averaging service at any time. You may not simultaneously participate in the asset rebalancing service and the dollar cost averaging service.

OUR ASSET REBALANCING SERVICE

You may wish us to periodically redistribute the amounts you have in our variable investment options so that the relative amount of your account value in each variable option is restored to an asset allocation that you select. You can accomplish this automatically through our asset rebalancing service. The rebalancing may be at quarterly, semiannual, or annual intervals.


16  Transferring your money among our investment options

You may specify asset allocation percentages for up to eight variable investment options. The allocation percentage you specify for each variable investment option selected must be at least 5% (whole percentages only) of the total value you hold under the variable investment options, and the sum of the percentages must equal 100%. You may not simultaneously participate in the asset rebalancing service and the dollar cost averaging service (discussed above).


You may request the asset rebalancing service in your policy application or at any later time. You may change your allocation instructions or discontinue participation in the asset rebalancing service at any time.


                        Transferring your money among our investment options  17

4. Accessing your money

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BORROWING FROM YOUR POLICY

You may borrow up to 90% of the difference between your policy's account value and any surrender charges that are in effect under your policy. (In your policy, this "difference" is referred to as your Cash Surrender Value.) However, the amount you can borrow will be reduced by any amount that we hold on a "restricted" basis following your receipt of a living benefits payment, as well as by any other loans (and accrued loan interest) you have outstanding. See "Your option to receive a living benefit" below. Each new loan you request must be at least $500.


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You can use policy loans to obtain funds from your policy without surrender charges or, in most cases, paying current income tax. However, the borrowed amount is no longer credited with the investment results of any of our investment options under the policy.
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When you take a policy loan, we remove an amount equal to the loan from one or more of your investment options and hold it as collateral for the loan's repayment. (Your policy may sometimes refer to the collateral as the "loaned policy account.") We hold this loan collateral under the same terms and conditions as apply to amounts supporting our guaranteed interest option, with several exceptions:

o    you cannot make transfers or withdrawals of the collateral;

o we expect to credit different rates of interest to loan collateral than we credit under our guaranteed interest option;


o we do not count the collateral when we compute any reduction in cost of insurance charges (described under "Monthly cost of insurance charge" later in this prospectus); and


o    the collateral is not available to pay policy charges.

When you request your loan, you should tell us how much of the loan collateral you wish to have taken from any amounts you have in each of our investment options. If you do not give us directions (or if we are making the loan automatically to cover unpaid loan interest), we will take the loan from your investment options in the same proportion as we are then taking monthly deductions for charges. If that is not possible, we will take the loan from your investment options in proportion to your value in each.

LOAN INTEREST WE CHARGE. The interest we charge on a policy loan accrues daily at an adjustable interest rate. We determine the rate at the beginning of each year of your policy, and that rate applies to all policy loans that are outstanding at any time during the year. The maximum rate is the greater of (a) 5% or (b) the "Monthly Average Corporate" yield published in Moody's Corporate Bond Yield Averages for the month that ends two months before the interest rate is set. (If that average is no longer published, we will use another average, as the policy provides.) We will notify you of the current loan interest rate when you apply for a loan, and will notify you in advance of any rate increase.


Loan interest payments are due on each policy anniversary. If not paid when due, we automatically add the interest as a new policy loan.


INTEREST THAT WE CREDIT ON LOAN COLLATERAL. Under our current rules, the annual interest rate we credit on your loan collateral during any of your policy's first fifteen years will be 1% less than the rate we are then charging you for policy loan interest, and, beginning in the policy's 16th year, 1/4% less than the loan interest rate. Beginning in the policy's 21st year, if the face amount on any policy anniversary is at least $500,000, the rate we charge for loan interest will be equal to the rate we credit. The rate differentials are not guaranteed, however. Accordingly, we have discretion to increase the rate differential for any period, including under policies that are already in force (and may have outstanding loans). We do guarantee that the annual rate of interest credited on your loan collateral will never be less than 4% and that the differential will not exceed 2% (except if tax law changes increase the taxes we pay on policy loans or loan interest). Because IL COLI(SM) was first offered only in 1995, no such reduction in the interest rate differential has yet been attained under any in-force policy.

We credit interest on your loan collateral daily. On each anniversary of your policy (or when your policy loans are fully repaid) we transfer that interest to your policy's investment options in the same proportions as if it were a premium payment.


EFFECTS OF POLICY LOANS. A loan can reduce the length of time that your insurance remains in force, because the amount we set aside as loan collateral cannot be used to pay charges as they become due. A loan will also prevent your policy's death benefit guarantee from keeping the policy in force. We will deduct any outstanding policy loan plus accrued loan interest from your policy's proceeds if you do not pay it back. Even if a loan is not taxable when made, it may later become taxable, for example, upon termination, surrender or maturity. See "Tax information" below for a discussion of the tax consequences of policy loans.

PAYING OFF YOUR LOAN. You can repay all or part of your loan at any time. We normally assume that payments you send us are premium payments. Therefore, you must submit instructions with your payment indicating that it is a loan repayment. If you send us more than all of the loan principal and interest you owe, we will treat the excess as a premium payment.

When you send us a loan repayment, we will transfer an amount equal to such repayment from your loan collateral back to the investment options under your policy. First we will restore any amounts that, before being designated as loan collateral, had been in the guaranteed interest option under your policy. We will allocate any additional repayments among investment options as you instruct; or, if you don't instruct us, in the same proportion as if they were premium payments.


MAKING WITHDRAWALS FROM YOUR POLICY


You may make a partial withdrawal of your net cash surrender value (defined below) at any time after the first year of your policy. The



18  Accessing your money
request must be for at least $500, however, and we have discretion to decline any request. If you do not tell us from which investment options you wish us to take the withdrawal, we will use the same allocation that then applies for the monthly deductions we make for charges; and, if that is not possible, we will take the withdrawal from all of your investment options in proportion to your value in each.

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You can withdraw all or part of your policy's net cash surrender value, although you may incur charges and tax consequences by doing so.

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EFFECT OF PARTIAL WITHDRAWALS ON INSURANCE COVERAGE. If the Option A death benefit is in effect, a partial withdrawal results in a dollar-for-dollar reduction in the policy's face amount (and, hence, an equal reduction in the Option A death benefit). We will not permit a partial withdrawal that would reduce the face amount below our minimum for new policy issuances at the time, or that would cause the policy to no longer be treated as life insurance for federal income tax purposes. If death benefit Option B is in effect, a partial withdrawal also reduces the death benefit on a dollar for dollar basis, but does not affect the face amount.


The result is different, however, during any time when the alternative death benefit (discussed earlier in this prospectus) would be higher than the Option A or B death benefit you have selected. In that case, a partial withdrawal will cause the death benefit to decrease by more than the amount of the withdrawal. A partial withdrawal reduces the amount of your premium payments that counts toward maintaining the policy's death benefit guarantee. A partial withdrawal may increase the chance that your policy could lapse because of insufficient value to pay policy charges as they fall due, or it could result in the death benefit guarantee not being in effect. Regardless of whether it reduces the face amount, a partial withdrawal you request does not result in any change in, or deduction of, any sales or surrender charges.


You should refer to "Tax information" below, for information about possible tax consequences of partial withdrawals and any associated reduction in policy benefits.


SURRENDERING YOUR POLICY FOR ITS NET CASH SURRENDER VALUE


You can surrender (give us back) your policy for its "net cash surrender value" at any time. The net cash surrender value equals your account value, minus any outstanding loans and unpaid loan interest, minus any amount of your account value that is "restricted" as a result of previously distributed "living benefits," and minus any surrender charges that then remain applicable. The surrender charges are described in "Charges and expenses you will pay" earlier in this prospectus.

Please refer to "Tax information" below for the possible tax consequences of surrendering your policy, and applicable waivers of surrender charges in the event of federal estate tax repeal.



WHEN THE INSURED PERSON REACHES AGE 100 ("MATURITY")

If the insured person is still living on the policy anniversary closest to his or her 100th birthday, we will pay you the policy's account value on that date, reduced by any outstanding loans, by unpaid loan interest, and by any amounts of the account value that are "restricted" as a result of previously distributed "living benefits." The policy will then terminate. See "Tax information" below for the tax consequences of maturity.


YOUR OPTION TO RECEIVE A LIVING BENEFIT


Subject to our insurance underwriting guidelines and availability in your state, your policy will automatically include our living benefits rider. This feature enables you to receive a portion (generally 75%) of the policy's death benefit (excluding death benefits payable under certain other policy riders), if the insured person has a terminal illness (as defined in the rider). We make no additional charge for the rider, but we will deduct a one-time administrative charge of up to $250 from any living benefit we pay.

If you tell us that you do not wish to have the living benefits rider added at issue, but you later ask to add it, there will be a $100 administrative charge. Also, we will need to evaluate the insurance risk at that time, and we may decline to issue the rider.


If you receive a living benefit, the remaining benefits under your policy will be affected. We will deduct the amount of any living benefit we have paid, plus interest (as specified in the rider), from the death benefit proceeds that become payable under the policy when the insured person dies.


When we pay a living benefit we automatically transfer a pro rata portion of your policy's net cash surrender value to the policy's guaranteed interest option. This amount, together with the interest we charge thereon, will be "restricted" -- that is, it will not be available for any loans, transfers or partial withdrawals that you may wish to make. We will deduct these restricted amounts from any subsequent surrender or maturity proceeds that we pay. (In your policy, we refer to this as a "lien" we establish against your policy.)

The receipt of a living benefits payment may qualify for exclusion from income tax. See "Tax information" below. Receipt of a living benefits payment may affect your eligibility for certain government benefits or entitlements.


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You can arrange to receive a "living benefit" if the insured person becomes terminally ill.
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                                                        Accessing your money  19

5. Tax information

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This discussion is based on current federal income tax law and interpretations.
It assumes that the policyowner is a natural person who is a U.S. citizen and resident. The tax effects on corporate taxpayers, non-U.S. residents or non-U.S. citizens may be different. This discussion is general in nature, and should not be considered tax advice, for which you should consult a qualified tax advisor.


BASIC TAX TREATMENT FOR YOU AND YOUR BENEFICIARY


An IL COLI(SM) policy will be treated as "life insurance" for federal income tax purposes (a) if it meets the definition of life insurance under Section 7702 of the Internal Revenue Code (the "Code") and (b) as long as the investments made by the underlying Portfolios satisfy certain investment diversification requirements under Section 817(h) of the Code. We believe that the policies will meet these requirements and, therefore, that


o the death benefit received by the beneficiary under your policy will generally not be subject to federal income tax; and

o increases in your policy's account value as a result of interest or investment experience will not be subject to federal income tax, unless and until there is a distribution from your policy, such as a surrender, a partial withdrawal, loan or a payment to you.


There may be different tax consequences if you assign your policy or designate a new owner. See "Assigning your policy" later in this prospectus.



TAX TREATMENT OF DISTRIBUTIONS TO YOU

The federal income tax consequences of a distribution from your policy depend on whether your policy is a "modified endowment contract" (sometimes also referred to as an "MEC"). In all cases, however, the character of any income described below as being taxable to the recipient will be ordinary income (as opposed to capital gain).

TESTING FOR MODIFIED ENDOWMENT CONTRACT STATUS. Your policy will be a "modified endowment contract" if, at any time during the first seven years of your policy, you have paid a cumulative amount of premiums that exceeds the cumulative seven-pay limit. The cumulative seven-pay limit is the amount of premiums that you would have paid by that time under a similar fixed-benefit insurance policy that was designed (based on certain assumptions mandated under the Code) to provide for paid up future benefits after the payment of seven equal annual premiums. ("Paid up" means that no future premiums would be required.) This is called the "seven-pay" test.

Whenever there is a "material change" under a policy, the policy will generally be (a) treated as a new contract for purposes of determining whether the policy is a modified endowment contract and (b) subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prescribed formula, the account value of the policy at the time of such change. A materially changed policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit at any time during the new seven-pay period. A "material change" for these purposes could occur as a result of a change in death benefit option or certain other changes.

If your policy's benefits are reduced during its first seven years (or within seven years after a material change), the seven-pay limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. (Such a reduction in benefits could include, for example, a requested decrease in face amount or, in some cases, a partial withdrawal.) If the premiums previously paid are greater than the recalculated (lower) seven-pay limit, the policy will become a modified endowment contract.

A life insurance policy that you receive in exchange for a modified endowment contract will also be considered a modified endowment contract.


In addition to the above premium limits for testing for modified endowment status, there are overall limits on the amount of premiums you may pay under your policy in order for it to qualify as life insurance. Changes made to your policy, for example, a decrease in face amount (including any decrease that may occur as a result of a partial withdrawal) may impact the maximum amount of premiums that can be paid as well as the maximum amount of account value that may be maintained under the policy. In some cases, this may cause us to take current or future action in order to assure that your policy continues to qualify as life insurance, including distribution of amounts to you that may be includable as income. See "Changes we can make" later in this prospectus.



TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS NOT A MODIFIED ENDOWMENT CONTRACT. As long as your policy remains in force as a non-modified endowment contract, policy loans will be treated as indebtedness, and no part of the loan proceeds will be subject to current federal income tax. Interest on the loan will generally not be tax deductible, although interest credited on loan collateral may become taxable under the rules below if distributed.

If you make a partial withdrawal after the first 15 years of your policy, the proceeds will not be subject to federal income tax except to the extent such proceeds exceed your "basis" in your policy. (Your basis generally will equal the premiums you have paid, less the amount of any previous distributions from your policy that were not taxable.) During the first 15 years, however, the proceeds from a partial withdrawal could be subject to federal income tax, under a complex formula, to the extent that your account value exceeds your basis.

On the maturity date or upon full surrender, any amount by which the proceeds we pay (including amounts we use to discharge any policy loan and unpaid loan interest) exceed your basis in the policy will be subject to federal income tax. IN ADDITION, IF A POLICY TERMINATES AFTER A GRACE PERIOD, THE EXTINGUISHMENT OF ANY THEN--


20  Tax information

OUTSTANDING POLICY LOAN AND UNPAID LOAN INTEREST WILL BE TREATED AS A DISTRIBUTION AND COULD BE SUBJECT TO TAX UNDER THE FOREGOING RULES. Finally, if you make an assignment of rights or benefits under your policy, you may be deemed to have received a distribution from your policy, all or part of which may be taxable.

TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS A MODIFIED ENDOWMENT CONTRACT. Any distribution from your policy will be taxed on an "income-first" basis if your policy is a modified endowment contract. Distributions for this purpose include a loan (including any increase in the loan amount to pay interest on an existing loan or an assignment or a pledge to secure a loan) or withdrawal. Any such distributions will be considered taxable income to you to the extent your account value exceeds your basis in the policy. (For modified endowment contracts, your basis is similar to the basis described above for other policies, except that it also would be increased by the amount of any prior loan under your policy that was considered taxable income to you.)

For purposes of determining the taxable portion of any distribution, all modified endowment contracts issued by Equitable Life (or its affiliate) to the same owner (excluding certain qualified plans) during any calendar year are treated as if they were a single contract.

A 10% penalty tax also will apply to the taxable portion of most distributions from a policy that is a modified endowment contract. The penalty tax will not, however, apply to (i) taxpayers whose actual age is at least 59-1/2, (ii) distributions in the case of a disability (as defined in the Code) or (iii) distributions received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

IF YOUR POLICY TERMINATES AFTER A GRACE PERIOD, THE EXTINGUISHMENT OF ANY THEN OUTSTANDING POLICY LOAN AND UNPAID LOAN INTEREST WILL BE TREATED AS A DISTRIBUTION (to the extent the loan was not previously treated as such) and could be subject to tax, including the 10% penalty tax, as described above. In addition, on the maturity date and upon a full surrender, any excess of the proceeds we pay (including any amounts we use to discharge any loan) over your basis in the policy, will be subject to federal income tax and, unless an exception applies, the 10% penalty tax.

Distributions that occur during a year of your policy in which it becomes a modified endowment contract, and during any subsequent years, will be taxed as described in the four preceding paragraphs. In addition, distributions from a policy within two years before it becomes a modified endowment contract also will be subject to tax in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

RESTORATION OF A TERMINATED POLICY. For tax purposes, some restorations of a policy that terminated after a grace period may be treated as the purchase of a new policy.



TAX TREATMENT OF LIVING BENEFITS PROCEEDS

Amounts received under an insurance policy on the life of an individual who is terminally ill, as defined by the tax law, are generally excludable from the payee's gross income. We believe that the benefits provided under our living benefits rider meet the tax law's definition of terminally ill and can qualify for this income tax exclusion. This exclusion does not apply to amounts paid to someone other than the insured person, however, if the payee has an insurable interest in the insured person's life only because the insured person is a director, officer or employee of the payee or by reason of the insured person being financially interested in any trade or business carried on by the payee.



EFFECT OF POLICY ON INTEREST DEDUCTIONS TAKEN BY BUSINESS ENTITIES

Ownership of a policy by a trade or business entity can limit the amount of any interest on business borrowings that entity otherwise could deduct for federal income tax purposes, even though such business borrowings may be unrelated to the policy. To avoid the limit, the insured person must be an officer, director, employee or 20% owner of the trade or business entity when coverage on that person commences.

The limit does not generally apply for policies owned by natural persons (even if those persons are conducting a trade or business as sole proprietorships), unless a trade or business entity that is not a sole proprietorship is a direct or indirect beneficiary under the policy. Entities commonly have such a beneficial interest, for example, in so-called "split dollar" arrangements. If the trade or business entity has such an interest in a policy, it will be treated the same as if it owned the policy for purposes of the limit on deducting interest on unrelated business income.

The limit generally applies only to policies issued after June 8, 1997 in taxable years ending after such date. However, for this purpose, any material change in a policy, will be treated as the issuance of a new policy.

In cases where the above-discussed limit on deductibility applies, the non-deductible portion of unrelated interest on business loans is determined by multiplying the total amount of such interest by a fraction. The numerator of the fraction is the policy's average account value (excluding amounts we are holding to secure any policy loans) for the year in question, and the denominator is the average for the year of the aggregate tax bases of all the entity's other assets.

Any corporate, trade, or business use of a policy should be carefully reviewed by your tax advisor with attention to these rules, as well as the other rules and possible pending legislative proposals which might further restrict available exceptions to this limit on interest deductions or make other tax law changes with respect to such coverage.


REQUIREMENT THAT WE DIVERSIFY INVESTMENTS

Under Section 817(h) of the Code, the Treasury Department has issued regulations that implement investment diversification requirements. Failure to comply with these regulations would disqualify your policy as a life insurance policy under Section 7702 of the Code. If this were to occur, you would be subject to federal income tax on any income and gains under the policy and the death benefit proceeds would lose their income tax-free status. These consequences would continue for


                                                             Tax information  21
the period of the disqualification and for subsequent periods. Through the Portfolios, we intend to comply with the applicable diversification requirements.


ESTATE, GIFT, AND GENERATION-SKIPPING TAXES


If the policy's owner is the insured person, the death benefit will generally be includable in the owner's estate for purposes of federal estate tax. If the owner is not the insured person, and the owner dies before the insured person, the value of the policy would be includable in the owner's estate. If the owner is neither the insured person nor the beneficiary, the owner will be considered to have made a gift to the beneficiary of the death benefit proceeds when they become payable.

In general, a person will not owe estate or gift taxes until gifts made by such person, plus that person's taxable estate, total at least $1 million. (For estate tax purposes only, this amount is scheduled to rise at periodic intervals to $3.5 million in 2009. For year 2010, the estate tax is scheduled to be repealed. For years 2011 and thereafter the estate tax is reinstated and the gift and estate tax exemption referred to above would again be $1 million.) For this purpose, however, certain amounts may be deductible or excludable, such as gifts and bequests to a person's spouse or charitable institutions and certain gifts of $11,000 (previously, the amount was $10,000) or less per year for each recipient.

As a general rule, if you make a "transfer" to a person two or more generations younger than you, a generation-skipping tax may be payable. Generation-skipping transactions would include, for example, a case where a grandparent "skips" his or her children and names his or her grandchildren as a policy's beneficiaries. In that case, the generation-skipping "transfer" would be deemed to occur when the insurance proceeds are paid. The generation-skipping tax rates are similar to the maximum estate tax rate in effect at the time. Individuals, however, are generally allowed an aggregate generation-skipping tax exemption of $1 million (indexed annually for inflation, e.g., $1,100,000 for 2002). Beginning in year 2004, this exemption will be the same as the amounts discussed above for estate taxes, including a full repeal in year 2010, then return to current law in years 2011 and thereafter. Beginning in 2011, at any time during which there is no federal estate tax in effect, we will waive any surrender charges that would otherwise apply upon a surrender of your policy or a reduction of the face amount of insurance.


The particular situation of each policyowner, insured person or beneficiary will determine how ownership or receipt of policy proceeds will be treated for purposes of federal estate, gift and generation-skipping taxes, as well as state and local estate, inheritance and other taxes. Because these rules are complex, you should consult with a qualified tax advisor for specific information, especially where benefits are passing to younger generations.


PENSION AND PROFIT-SHARING PLANS

There are special limits on the amount of insurance that may be purchased by a trust or other entity that forms part of a pension or profit-sharing plan qualified under Section 401(a) or 403 of the Code. In addition, the federal income tax consequences will be different from those described in this prospectus. These rules are complex, and you should consult a qualified tax advisor.


OTHER EMPLOYEE BENEFIT PROGRAMS


Complex rules may also apply when a policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of other employee benefits. Employees may have imputed income for the value of any economic benefit provided by the employer. There may be other tax implications, as well. Among other issues, these policyowners must consider whether the policy was applied for by or issued to a person having an insurable interest under applicable state law and with the insured person's consent. The lack of an insurable interest or consent may, among other things, affect the qualification of the policy as life insurance for federal income tax purposes and the right of the beneficiary to receive a death benefit. In early 2002 the IRS issued a Notice and opening of a regulations project concerning the taxation of split-dollar life insurance arrangements. Transition and grandfathering rules, among other items, should be carefully reviewed when considering such arrangements.



ERISA

Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974. You should consult a qualified legal advisor.


OUR TAXES


The operations of our Separate Account FP are reported in our federal income tax return. The Separate Account's investment income and capital gains, however, are, for tax purposes, reflected in our variable life insurance policy reserves. Therefore, we currently pay no taxes on such income and gains and impose no charge for such taxes. We reserve the right to impose a charge in the future for taxes incurred; for example, a charge to the Separate Account for income taxes incurred by us that are allocable to the policies.

We may have to pay state, local or other taxes (in addition to applicable taxes based on premiums). At present, these taxes are not substantial. If they increase, charges may be made for such taxes when they are attributable to our Separate Account or allocable to the policies.



WHEN WE WITHHOLD TAXES FROM DISTRIBUTIONS

Generally, unless you provide us with a satisfactory written election to the contrary prior to the distribution, we are required to withhold income tax from any proceeds we distribute as part of a taxable transaction under your policy. If you do not wish us to withhold tax from the payment, or if we do not withhold enough, you may have to pay later and you may incur penalties under the estimated income tax rules. In some cases, where generation-skipping taxes may apply, we may also be required to withhold for such taxes unless we are provided satisfactory notification that no such taxes are due. States may also require us to withhold tax on distributions to you. Special withholding rules apply if you are not a U.S. resident or not a U.S. citizen.


22  Tax information

POSSIBILITY OF FUTURE TAX CHANGES


The U.S. Congress frequently considers legislation that, if enacted, could change the tax treatment of life insurance policies or increase the taxes we pay in connection with such policies. In addition, the Treasury Department may amend existing regulations, issue regulations on the qualification of life insurance and modified endowment contracts, or adopt new or clarifying interpretations of existing law. State and local tax law or, if you are not a U.S. citizen and resident, foreign tax law, may also affect the tax consequences to you, the insured person or your beneficiary, and are subject to change or change in interpretation. Any changes in federal, state, local or foreign tax law or interpretations could have a retroactive effect both on our taxes and on the way your policy is taxed.

The Treasury Department has the authority to issue guidelines prescribing the circumstances in which your ability to direct your investment to particular Portfolios within an insurance policy may cause you, rather than the insurance company, to be treated as the owner of the Portfolio shares attributable to your policy. In that case, income and gains attributable to such Portfolio shares would be included in your gross income for federal income tax purposes.



                                                             Tax information  23


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6. More information about procedures that apply to your policy

--------------------------------------------------------------------------------

This section provides further detail about certain subjects that are addressed in the previous pages. The following discussion generally does not repeat the information already contained in those pages.


WAYS TO MAKE PREMIUM AND LOAN PAYMENTS

CHECKS AND MONEY ORDERS. Premiums or loan payments generally must be paid by check or money order drawn on a U.S. bank in U.S. dollars and made payable to "Equitable Life."


We prefer that you make each payment to us with a single check drawn on your business or personal bank account. We also will accept a single money order, bank draft or cashier's check payable directly to Equitable Life, although we must report such "cash equivalent" payments to the Internal Revenue Service under certain circumstances. Cash and travelers' checks, or any payments in foreign currency, are not acceptable. We will accept third-party checks payable to someone other than Equitable Life and endorsed over to Equitable Life only
(1) as a direct payment from a qualified retirement plan or (2) if they are made out to a trustee who owns the policy and endorses the entire check (without any refund) as a payment to the policy.



REQUIREMENTS FOR SURRENDER REQUESTS

Your surrender request must include the policy number, your name, your tax identification number, the name of the insured person, and the address where proceeds should be mailed. The request must be signed by you, as the owner, and by any joint owner, collateral assignee or irrevocable beneficiary. We may also require you to complete specific tax forms.

Finally, in order for your surrender request to be complete, you must return your policy to us.


WAYS WE PAY POLICY PROCEEDS

The payee for death benefit or other policy proceeds (e.g., upon surrenders) may name a successor to receive any amounts that we still owe following the payee's death. Otherwise, we will pay any such amounts to the payee's estate.

We must approve any payment arrangements that involve more than one payment option, or a payee who is not a natural person (for example, a corporation), or a payee who is a fiduciary. Also, the details of all payment arrangements will be subject to our rules at the time the arrangements are selected and take effect. This includes rules on the minimum amount we will pay under an option, minimum amounts for installment payments, withdrawal or commutation rights (your rights to receive payments over time, for which we may offer a lump sum payment), the naming of payees, and the methods for proving the payee's age and continued survival.


ASSIGNING YOUR POLICY

You may assign (transfer) your rights in a policy to someone else as collateral for a loan, to effect a change of ownership or for some other reason, if we agree. Collateral assignments may also sometimes be used in connection with dividing the benefits of the policy under a split-dollar arrangement, which will also have its own tax consequences. A copy of the assignment must be forwarded to our Administrative Office. We are not responsible for any payment we make or any action we take before we receive notice of the assignment or for the validity of the assignment. An absolute assignment is a change of ownership.


Certain transfers for value may subject you to income tax and penalties and cause the death benefit to lose its income-tax free treatment. Further, a gift of a policy that has a loan outstanding may be treated as part gift and part transfer for value, which could result in both gift tax and income tax consequences. As for split-dollar arrangements, the IRS has issued a Notice in early 2002 of both new and interim guidance and a regulations project as to the taxation of such arrangements. You should consult your tax advisor prior to making a transfer or other assignment.



DATES AND PRICES AT WHICH POLICY EVENTS OCCUR

We describe below the general rules for when, and at what prices, events under your policy will occur. Other portions of this prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.

DATE OF RECEIPT. Where this prospectus refers to the day when we receive a payment, request, election, or notice from you, we usually mean the day on which that item (or the last thing necessary for us to process that item) arrives in complete and proper form at our Administrative Office or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.

BUSINESS DAYS. Business day is every day that the New York Stock Exchange is open for regular trading. A business day ends at the time regular trading on the exchange closes (or is suspended) for the day. We compute unit values for our variable investment options as of the end of each business day. This usually is 4:00 p.m., Eastern Time.

PAYMENTS YOU MAKE. The following are reflected in your policy as of the date we receive them:


o premium payments received after the policy's investment start date (discussed below)

o    loan repayments and interest payments

REQUESTS YOU MAKE. The following transactions occur as of the date we receive your request:


o    withdrawals

o    tax withholding elections

o    face amount decreases that result from a withdrawal

24  More information about procedures that apply to your policy

o changes of allocation percentages for premium payments or monthly deductions


o    surrenders

o    changes of beneficiary

o transfers from a variable investment option to the guaranteed interest option


o    changes in form of death benefit payment

o    loans

o    transfers among variable investment options

o    assignments


The following transactions occur on your policy's next monthly anniversary that coincides with or follows the date we approve your request:


o    decreases in face amount

o    changes of insured person

o    changes in death benefit option

o    restoration of lapsed policies


DOLLAR COST AVERAGING SERVICE. Transfers pursuant to our dollar cost averaging service (automatic transfer service) occur as of the first day of each policy month. If you request the dollar cost averaging service in your original policy application, the first transfer will occur as of the first day of the second policy month after your policy's initial Allocation Date. If you request this service at any later time, we make the first such transfer as of your policy's first monthly anniversary that coincides with or follows the date we receive your request.

ASSET REBALANCING SERVICE. If you request the asset rebalancing service, the first redistribution will be on the date you specify or the date we receive your request, if later. However, no rebalancing will occur before your policy's Allocation Date. Subsequent periodic rebalancings occur quarterly, semiannually or annually, as you have requested.


DELAY IN CERTAIN CASES. We may delay allocating any payment you make to our variable investment options, or any transfer, for the same reasons stated in "Delay of variable investment option proceeds" later in this prospectus. We may also delay such transactions for any other legally permitted purpose.


PRICES APPLICABLE TO POLICY TRANSACTIONS. If a transaction will increase or decrease the amount you have in a variable investment option as of a certain date, we process the transaction using the unit values for that option computed as of that day's close of business, unless that day is not a business day. In that case, we use unit values computed as of the next business day's close.

EFFECT OF DEATH OR SURRENDER. You may not make any surrender or partial withdrawal request after the insured person has died. Also, all insurance coverage ends on the date as of which we process any request for a surrender.


POLICY ISSUANCE

REGISTER DATE. When we issue a policy, we assign it a "register date," which will be shown in the policy. We measure the months, years, and anniversaries of your policy from your policy's register date.


o If you submit the full initial premium to your financial professional at the time you sign the application and before the policy is issued, and we issue the policy as it was applied for, then the register date will be the later of (a) the date you signed part I of the policy application or (b) the date a medical professional signed part II of the policy application.


o If we do not receive your full initial premium at our Administrative Office before the issue date or, if we issue the policy on a different basis than you applied for, the register date will be the same as the date we actually issue the policy (the "issue date").

Policies that would otherwise receive a register date of the 29th, 30th or 31st of any month will receive a register date of the 28th of that month.

We may also permit an earlier than customary register date (a) for employer-sponsored cases, to accommodate a common register date for all employees or (b) to provide a younger age at issue. (A younger age at issue reduces the monthly charges that we deduct under a policy.) The charges and deductions commence as of the register date, even when we have permitted an early register date. We may also permit policyowners to delay a register date (up to three months) in employer-sponsored cases.

INVESTMENT START DATE. This is the date your investment first begins to earn a return for you in our EQ/Alliance Money Market option (prior to the Allocation
Date). Generally, this is the register date, or, if later, the date we receive your full initial premium at our Administrative Office.


COMMENCEMENT OF INSURANCE COVERAGE. You must give the full initial premium to your financial professional on or before the day the policy is delivered to you. No insurance under your policy will take effect unless (1) the insured person is still living at the time such payment and delivery are completed and (2) the information in the application continues to be true and complete, without material change, as of the time of such payment. If you submit the full initial premium with your application, we may, subject to certain conditions, provide a limited amount of temporary insurance on the proposed insured person. You may request and review a copy of our temporary insurance agreement for more information about the terms and conditions of that coverage. If you do not submit the full minimum initial premium with your application and the minimum initial premium is paid upon delivery, your monthly charges commence as of the register date. Generally, the register date will be earlier than the date coverage begins.


NON-ISSUANCE. If, after considering your application, we decide not to issue a policy, we will refund any premium you have paid, without interest.

AGE; AGE AT ISSUE. Unless the context in this prospectus requires otherwise, we consider the insured person's "age" during any policy year to be his or her age on his or her birthday nearest to the beginning of that policy year. For example, the insured person's age for the first policy year ("age at issue") is that person's age on whichever birthday is closer to (i.e., before or after) the policy's register date.


GENDER-NEUTRAL POLICIES


Congress and various states have from time to time considered legislation that would require insurance rates to be the same for males and females. In addition, employers and employee organizations should



                 More information about procedures that apply to your policy 25 consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of IL COLI(SM) in connection with an employment-related insurance or benefit plan. In a 1983 decision, the United States Supreme Court held that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

There will be no distinctions based on sex in the cost of insurance rates for IL COLI(SM) policies sold in Montana. We will also make such gender-neutral policies available on request in connection with certain employee benefit plans. Cost of insurance rates applicable to a gender-neutral policy will not be greater than the comparable male rates under a gender-specific IL COLI(SM) policy.



26  More information about procedures that apply to your policy


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7. More information about other matters

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YOUR VOTING PRIVILEGES

VOTING OF PORTFOLIO SHARES. As the legal owner of any Portfolio shares that support a variable investment option, we will attend (and have the right to vote at) any meeting of shareholders of the Portfolio (or the Trust). To satisfy currently applicable legal requirements, however, we will give you the opportunity to tell us how to vote the number of each Portfolio's shares that are attributable to your policy. We will vote shares attributable to policies for which we receive no instructions in the same proportion as the instructions we do receive from all policies that participate in our Separate Account FP (discussed below). With respect to any Portfolio shares that we are entitled to vote directly (because we do not hold them in a separate account or because they are not attributable to policies), we will vote in proportion to the instructions we have received from all holders of variable annuity and variable life insurance policies who are using that Portfolio.

Under current legal requirements, we may disregard the voting instructions we receive from policyowners only in certain narrow circumstances prescribed by SEC regulations. If we do, we will advise you of the reasons in the next annual or semiannual report we send to you.


VOTING AS POLICYOWNER. In addition to being able to instruct voting of Portfolio shares as discussed above, policyowners that use our variable investment options may in a few instances be called upon to vote on matters that are not the subject of a shareholder vote being taken by any Portfolio. If so, you will have one vote for each $100 of account value in any such option; and we will vote our interest in Separate Account FP in the same proportion as the instructions we receive from holders of IL COLI(SM) and other policies that Separate Account FP supports.



ABOUT OUR SEPARATE ACCOUNT FP

Each variable investment option is a part (or "subaccount") of our Separate Account FP. We established Separate Account FP under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable life insurance policies. We are the legal owner of all of the assets in Separate Account FP and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our policies. The results of Separate Account FP's operations are accounted for without regard to Equitable Life's other operations.

Separate Account FP's predecessor was established on April 19, 1985 by our then wholly owned subsidiary, Equitable Variable Life Insurance Company. We established our Separate Account FP under New York Law on September 21, 1995. When Equitable Variable Life Insurance Company merged into Equitable Life, as of January 1, 1997, our Separate Account FP succeeded to all the assets, liabilities and operations of its predecessor.

Separate Account FP is registered with the SEC under the Investment Company Act of 1940 and is classified by that act as a "unit investment trust." The SEC, however, does not manage or supervise Equitable Life or Separate Account FP.


Each subaccount (variable investment option) of Separate Account FP available under IL COLI(SM) invests solely in either Class IA or IB/B shares issued by the corresponding Portfolio of either Trust. For the EQ/Aggressive Stock, EQ/Alliance Common Stock, EQ/Alliance Global, EQ/Alliance Growth and Income, EQ/Alliance Growth Investors, EQ/Alliance International, EQ/Alliance Money Market, EQ/Alliance Quality Bond, EQ/Alliance Small Cap Growth, EQ/Balanced, EQ/Equity 500 Index, and EQ/High Yield, these are Class IA shares; and for all other Portfolios these are Class IB/B shares. Separate Account FP immediately reinvests all dividends and other distributions it receives from a Portfolio in additional shares of that Portfolio.

Each Trust sells its shares to Equitable Life separate accounts in connection with Equitable Life's variable life insurance and annuity products, to the trustee of a qualified plan for Equitable Life and to separate accounts of insurance companies, both affiliated and unaffiliated with Equitable Life. We currently do not foresee any disadvantages to our policyowners arising out of this. However, the Board of Trustees of each Trust intends to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a Board's response insufficiently protects our policyowners, we will see to it that appropriate action is taken to do so. Also, if we ever believe that any of the Trusts' Portfolios is so large as to materially impair the investment performance of the Portfolio involved, we will examine other investment alternatives.



ABOUT OUR GENERAL ACCOUNT


Our general account assets support all of our obligations, (including those under the IL COLI(SM) policies and, more specifically, the guaranteed interest option). Our general assets consist of all of our assets as to which no class or classes of our annuity or life insurance policies have any preferential claim. You will not share in the investment experience of our general account assets, however; and we have full discretion about how we invest those assets (subject only to any requirements of law).


Because of applicable exemptions and exclusions, we have not registered interests in the general account under the Securities Act of 1933 or registered the general account as an investment company with the SEC. Accordingly, neither the general account, the guaranteed interest option, nor any interests therein, are subject to regulation under those acts. The staff of the SEC has not reviewed the portions of this prospectus that relate to the general account and the guaranteed interest option. The disclosure, however, may be subject to certain provisions of the federal securities law relating to the accuracy and completeness of statements made in prospectuses.


                                        More information about other matters  27

We declare the rate of interest for each year of your policy at the beginning of that year, but it will not be less than 4%. We credit and compound the interest daily at an effective annual rate that equals the declared rate for the year. The rates we are at any time declaring on outstanding policies may differ from the rates we are then declaring for newly issued policies.


YOU CAN CHANGE YOUR POLICY'S INSURED PERSON

After the policy's second year, we will permit you to request that a new insured person replace the existing one. This requires that you provide us with adequate evidence that the proposed new insured person meets our requirements for insurance. Other requirements are outlined in your policy.


Upon making this change, the monthly insurance charges we deduct will be based on the new insured person's insurance risk characteristics and may result in a loss of the death benefit guarantee. The change of insured person will not, however, affect the surrender charge computation for the amount of coverage that is then in force.

Substituting the insured person is a taxable event and may, depending upon individual circumstances, have other tax consequences as well. For example, the change could cause the policy to be a "modified endowment contract" or to fail the Internal Revenue Code's definition of "life insurance," unless we also distribute certain amounts to you from the policy. See "Tax information" earlier in this prospectus. You should consult your tax advisor prior to substituting the insured person. As a condition to substituting the insured person we may require you to sign a form acknowledging the potential tax consequences. In no event, however, will we permit a change that causes your policy to fail the definition of life insurance.



TRANSFERS OF YOUR ACCOUNT VALUE

TRANSFERS NOT IMPLEMENTED. When we cannot process part of a transfer request, we will not process any other part of the request. This could occur, for example, where the request does not comply with our transfer limitations, or where you request transfer of an amount greater than that currently allocated to an investment option.

Similarly, the dollar cost averaging service will terminate immediately if: (1) your amount in the EQ/Alliance Money Market option is insufficient to cover the automatic transfer amount; (2) your policy is in a grace period; or (3) we receive notice of the insured person's death. Similarly, the asset rebalancing program will terminate if either (2) or (3) occurs.


DISRUPTIVE TRANSFER ACTIVITY. You should note that the IL COLI(SM) contract is not designed for professional "market timing" organizations or other organizations or individuals engaging in a market timing strategy, making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio. These kinds of strategies and transfer activities are disruptive to the underlying portfolios in which the variable investment options invest. If we determine that your transfer patterns among the variable investment options are disruptive to the underlying portfolios, we may, among other things, restrict the availability of personal telephone requests, facsimile transmissions, automated telephone services, Internet services or any electronic transfer services. We may also refuse to act on transfer instructions of an agent acting under a power of attorney who is acting on behalf of one or more owners. In making these determinations, we may consider the combined transfer activity in all annuity contracts and life insurance policies that we believe are under common ownership, control or direction.


We currently consider transfers into and out of (or vice versa) the same variable investment option within a five business day period as potentially disruptive transfer activity. In order to prevent disruptive activity, we monitor the frequency of transfers, including the size of transfers in relation to portfolio assets, in each underlying portfolio, and we take appropriate action, which may include the actions described above to restrict availability of voice, fax and automated transaction services, when we consider the activity of owners to be disruptive. We currently provide a letter to owners who have engaged in such activity of our intention to restrict such services. However, we may not continue to provide such letters. We may also, in our sole discretion and without further notice, change what we consider disruptive transfer activity, as well as change our procedures to restrict this activity.


TELEPHONE AND EQACCESS REQUESTS

If you are a properly authorized person, you may make transfers between investment options by telephone or over the Internet as described earlier in this prospectus under "Telephone and EQAccess transfers."


Also, you may make the following additional types of requests by calling the number under "By toll-free phone" in "How to reach us" from a touch-tone phone, if you are both the owner of the policy and the insured, or through EQAccess if you are the individual owner:

o    changes of premium allocation percentages

o    changes of address

Currently, you may request a policy loan by calling the toll-free number.


For security purposes, all telephone requests are automatically tape-recorded and are invalid if the information given is incomplete or any portion of the request is inaudible. We have established procedures reasonably designed to confirm that telephone instructions are genuine. These include requiring personal identification information from the caller and providing subsequent written confirmation of the instructions.

If you wish to participate in EQAccess, you must first agree to the terms and conditions set forth in our EQAccess Online Services Agreement, which you can find at our Web site. For security purposes, you may not initiate any transactions relating to your policy for five (5) days after you have elected to use EQAccess. We will send you a confirmation letter by first class mail. Additionally, you will be required to use a password and protect it from unauthorized use. We will provide subsequent written confirmation of any EQAccess transactions. We will assume that all instructions received through EQAccess from anyone using your password are given by you; however, we reserve the right to refuse to process any transaction and/or block access to EQAccess if we have reason to believe the instructions given are unauthorized.


28  More information about other matters

If we do not employ reasonable procedures to confirm the genuineness of telephone or Internet instructions, we may be liable for any losses arising out of any act or omission that constitutes negligence, lack of good faith, or willful misconduct. In light of our procedures, we will not be liable for following telephone or Internet instructions that we reasonably believe to be genuine.

We reserve the right to refuse to process any telephone or Internet transactions if we have reason to believe that the request compromises the general security and/or integrity of our automated systems (see discussion of "Disruptive transfer activity" above).


Any telephone, Internet or facsimile transaction request that we receive after the close of a business day (which is usually 4:00 p.m. Eastern Time) will be processed as of the next business day. During times of extreme market activity, or for other reasons, you may be unable to contact us to make a telephone or Internet request. If this occurs, you should submit a written transactions request to our Administrative Office. We reserve the right to discontinue telephone or Internet transactions, or modify the procedures and conditions for such transactions, without notifying you, at any time.


DEDUCTING POLICY CHARGES

CHARGE FOR TAXES. This charge is designed to approximate certain taxes imposed upon us, such as premium taxes in your state. This charge may be increased or decreased to reflect any changes in our taxes. In addition, if an insured person changes his or her residence, you should notify us to change our records so that the charge will reflect the new jurisdiction. Any change will take effect on the next policy anniversary, if received at least 60 days prior to the policy anniversary. You cannot deduct our charge to you as state or local taxes on your federal income tax return.

SALES CHARGE. We deduct a sales charge from the policy's account value as part of the regular monthly deduction for each month during the policy's first ten policy years. The amount deducted each month will depend on the specifics of your policy. The cumulative amount we deduct under this charge, however, will never exceed 6% of the premiums you have paid to date.


MONTHLY COST OF INSURANCE CHARGE. The monthly cost of insurance charge is determined by multiplying the cost of insurance rate that is then applicable to your policy by the amount we have at risk under your policy. Our amount at risk (also described in your policy as "net amount at risk") on any date is the difference between (a) the death benefit that would be payable if the insured person died on that date and (b) the then total account value under the policy. A greater amount at risk, or a higher cost of insurance rate, will result in a higher monthly charge.

Generally, the cost of insurance rate increases from one policy year to the next. This happens automatically because of the insured person's increasing age. However, for policies that have been in force for more than nine years, we reduce the current monthly insurance charge (or, for New York policies, the mortality and expense risk charge). The dollar amount by which we reduce each month's charge is a percentage of the total amount you then have in our investment options (not including any value we are holding as collateral for any policy loans). The percentage reduction in the current charges that begins in the policy's tenth year will grade up to an annual rate of .60% in the 25th policy year and all subsequent years. This charge reduction applies on a current basis and is not guaranteed. Because IL COLI(SM) was first offered only in 1995, no such reduction has yet been attained under any in-force policy.

Our cost of insurance rates are guaranteed not to exceed those that will be specified in your policy. For most insured persons at most ages, our current rates are lower than those maximums. Therefore, we have the ability to raise these rates (including by reducing or eliminating the current monthly charge reduction that otherwise would begin in the tenth year) up to the guaranteed maximum at any time. The guaranteed maximum cost of insurance rates for gender neutral IL COLI(SM) policies are based on the 1980 Commissioner's Standard Ordinary SB Smoker and NB Non-Smoker Mortality Table. For all other policies, the guaranteed maximum cost of insurance rates are based on the 1980 Commissioner's Standard Ordinary Male and Female Smoker and Non-Smoker Mortality Tables.


Our cost of insurance rates will generally be lower (except in Montana and in connection with certain employee benefit plans) if the insured person is a female than if a male. They also will generally be lower for non-tobacco users than tobacco users and lower for persons that have other favorable health characteristics, as compared to those that do not. On the other hand, insured persons who present particular health, occupational or avocational risks may be charged higher cost of insurance rates and other additional charges as specified in their policies.


In addition, the current rates also vary depending on the duration of the policy (i.e., the length of time since the policy was issued).

DEATH BENEFIT GUARANTEE CHARGE. We deduct this charge even if you do not currently pay enough premiums to satisfy the death benefit guarantee test. See "Death benefit guarantee test" earlier in this prospectus. We will not deduct this charge in states where the death benefit guarantee is not available.


DATE OF MONTHLY DEDUCTIONS. We make the regular monthly deductions as of the first day of each month of the policy.


SURRENDER CHARGES. If you surrender your policy during its first 15 years, we deduct from your account value a "premium surrender charge." In this prospectus, we use the term "surrender charges" to refer to this type of charge.


PURPOSES OF POLICY CHARGES. The charges under the policies are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the policies. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the policies. If, as we expect, the charges that we collect from the policies exceed our total costs in connection with the policies, we will earn a profit. Otherwise, we will incur a loss.

The current and maximum rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge: e.g., cost of insurance charge, and mortality and expense risk charge. However, the fact that any charge bears the name of, or is designed primarily to defray, a particular expense or risk does not mean that the amount we


                                        More information about other matters  29
collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the policies. The premium surrender charge, for example, is designed primarily to defray sales expenses, but may also be used to defray other expenses associated with your policy that we have not recovered by the time of any surrender. Similarly, the sales charge is designed primarily to defray sales expenses we incur that are based on premium payments.


SUICIDE AND CERTAIN MISSTATEMENTS

If an insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of an insured person, we will adjust the amount of any death benefit (and certain rider benefits), as described in the policy (or rider).


WHEN WE PAY POLICY PROCEEDS

GENERAL. We will generally pay any death benefit, surrender, withdrawal, or loan within seven days after we receive the request and any other required items. We pay maturity proceeds within seven days after the maturity date.

CLEARANCE OF CHECKS. We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment or loan repayment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

DELAY OF GUARANTEED INTEREST OPTION PROCEEDS. We also have the right to defer payment or transfers of amounts out of our guaranteed interest option for up to six months. If we delay more than 30 days in paying you such amounts, we will pay interest of at least 3% per year from the date we receive your request.

DELAY OF VARIABLE INVESTMENT OPTION PROCEEDS. We reserve the right to defer payment of any death benefit, transfer, loan or other distribution that is derived from a variable investment option if (a) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on that exchange is restricted; (b) the SEC has declared that an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (c) the law permits the delay for the protection of owners. If we need to defer calculation of values for any of the foregoing reasons, all delayed transactions will be processed at the next available unit values.

DELAY TO CHALLENGE COVERAGE. We may challenge the validity of your insurance policy or any rider based on any material misstatements in an application you have made to us. We cannot make such challenges, however, beyond certain time limits set forth in the policy or rider. If the insured person dies within one of these limits, we may delay payment of any proceeds until we decide whether to challenge the policy.


CHANGES WE CAN MAKE


In addition to any of the other changes described in this prospectus, we have the right to modify how we or Separate Account FP operate. We intend to comply with applicable law in making any changes and, if necessary, we will seek policyowner approval. We have the right to:

o combine two or more variable investment options or withdraw assets relating to IL COLI(SM) from one investment option and put them into another;


o end the registration of, or re-register, Separate Account FP under the Investment Company Act of 1940;

o operate Separate Account FP under the direction of a "committee" or discharge such a committee at any time;

o restrict or eliminate any voting rights or privileges of policyowners (or other persons) that affect Separate Account FP;

o operate Separate Account FP, or one or more of the variable investment options, in any other form the law allows. This includes any form that allows us to make direct investments, in which case we may charge Separate Account FP an advisory fee. We may make any legal investments we wish for Separate Account FP. In addition, we may disapprove any change in investment advisors or in investment policy unless a law or regulation provides differently.


If we take any action that results in a material change in the underlying investments of a variable investment option, we will notify you to the extent required by law. We may, for example, cause the variable investment option to invest in a mutual fund other than, or in addition to, the Trusts. If you then wish to transfer the amount you have in that option to another investment option, you may do so.


We may make any changes in the policy or its riders, require additional premium payments, or make distributions from the policy to the extent we deem necessary to ensure that your policy qualifies or continues to qualify as life insurance for tax purposes. Any such change will apply uniformly to all policies that are affected. We will give you written notice of such changes. We also may make other changes in the policies that do not reduce any net cash surrender value, death benefit, account value, or other accrued rights or benefits.


REPORTS WE WILL SEND YOU

Shortly after the end of each year of your policy, we will send you a report that includes information about your policy's current death benefit, account value, cash surrender value (i.e., account value minus any current surrender charge), policy loans, policy transactions and amounts of charges deducted. We will send you individual notices to confirm your premium payments, loan repayments, transfers and certain other policy transactions.


LEGAL PROCEEDINGS

Equitable Life and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a policyowner's interest in the Separate Account, nor would any of these proceedings be likely to have a material adverse effect upon the Separate Account, our ability to meet our obligations under the policies, or the distribution of the policies.


30  More information about other matters

ILLUSTRATIONS OF POLICY BENEFITS


In order to help you understand how your policy values would vary over time under different sets of assumptions, we will provide you with certain illustrations when you purchase your policy and upon request thereafter. These will be based on the age and insurance risk characteristics of the insured person under your policy and such factors as the face amount, death benefit option, premium payment amounts, and assumed rates of return (within limits) that you request. We have filed an example of such an illustration as an exhibit to the registration statement referred to below.


SEC REGISTRATION STATEMENT


We have on file with the SEC a registration statement under the Securities Act of 1933 that relates to the IL COLI(SM) policies. The registration statement contains additional information that is not required to be included in this prospectus. You may obtain this information, for a fee, from the SEC's Public Reference Section at 450 5th Street, N.W., Washington, D.C. 20549 or, without charge, from the SEC's Web site (www.sec.gov).



HOW WE MARKET THE POLICIES


We offer variable life insurance policies (including IL COLI(SM)) and variable annuity contracts through AXA Advisors, LLC ("AXA Advisors"), the successor to EQ Financial Consultants, Inc. and an affiliate of Equitable Life. The Investment Company Act of 1940, therefore, classifies AXA Advisors as the "principal underwriter" of those policies and contracts. AXA Advisors also serves as "principal underwriter" of the Trusts. Prior to September 1999, AXA Advisors' predecessor was the manager of EQ Advisors Trust. AXA Advisors' address is 1290 Avenue of the Americas, New York, NY 10104. AXA Advisors is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. ("NASD"). For each of the years 2000 and 2001, AXA Advisors was paid a fee of $325,380. Equitable paid AXA Advisors as the distributor of certain contracts, including these contracts, and as the principal underwriter of several Equitable Life separate accounts, including Separate Account FP, $543,488,990 in 2001 and $666,577,890 in 2000. Of these amounts, AXA Advisors retained $277,057,837 and $385,314,054, respectively.

We sell IL COLI(SM) through financial professionals who are licensed insurance agents and are also registered representatives of AXA Advisors. The financial professional who sells you this policy receives sales commissions from Equitable Life. The commissions don't cost you anything above the charges and expenses already discussed elsewhere in this prospectus. Generally, the agents will receive maximum commissions of: 50% of the premiums you pay in your policy's first year up to a certain amount, plus 6% of the premiums you pay in the second through the tenth years up to a certain amount, plus 3% of all other premiums you pay in any year. We may substitute a form of asset based compensation for premium based compensation after the first policy year.

We also sell the policies through financial professionals who are licensed independent insurance brokers and are also registered representatives either of AXA Advisors or of another SEC registered broker-dealer. The commissions for independent brokers will be no more than those for agents.

The commissions will be paid through the registered broker-dealer.



INSURANCE REGULATION THAT APPLIES TO EQUITABLE LIFE

We are regulated and supervised by the New York State Insurance Department. In addition, we are subject to the insurance laws and regulations in every state where we sell policies. We submit annual reports on our operations and finances to insurance officials in all of these states. The officials are responsible for reviewing our reports to see that we are financially sound. Such regulation, however, does not guarantee or provide absolute assurance of our soundness.


                                        More information about other matters  31

Directors and principal officers


--------------------------------------------------------------------------------


Set forth below is information about our directors and, to the extent they are responsible for variable life insurance operations, our principal officers. Unless otherwise noted, their address is 1290 Avenue of the Americas, New York, New York 10104.





DIRECTORS
-----------------------------------------------------------------------------------------------------------------
 Name and Principal Business Address    Business Experience Within Past Five Years
-----------------------------------------------------------------------------------------------------------------
FRANCOISE COLLOC'H
-----------------------------------------------------------------------------------------------------------------
AXA                                    Member of the Management Board (January 2000 to present);
25 Avenue Matignon                     Group Executive President, Human Resources, Communication
75008 Paris, France                    and Synergies (January 2000 to present); Senior Executive
                                       Vice President, Human Resources and Communications, AXA
                                       (January 1997 to present); prior thereto, Executive Vice
                                       President, Culture-Management-Communication (1993 to January
                                       1997); and various positions with AXA affiliated companies;
                                       Member, Executive Committee, AXA (January 1997 to January
                                       2000); Director, AXA Financial, Inc. (December 1996 to
                                       present).
-----------------------------------------------------------------------------------------------------------------
HENRI DE CASTRIES
-----------------------------------------------------------------------------------------------------------------
AXA                                     Director of Equitable Life (since September 1993). Chairman
25 Avenue Matignon                      of the Board of AXA Financial (since April 1998); Vice
75008 Paris, France                     Chairman (February 1996 to April 1998). Chairman of the
                                        Management Board and Chief Executive Officer of AXA (since
                                        May 2000), Vice Chairman of AXA's Management Board (January
                                        2000 to May 2000). Prior thereto, Senior Executive Vice
                                        President, Financial Services and Life Insurance Activities
                                        in the United States, Germany, the United Kingdom and
                                        Benelux (1997 to 1999); Executive Vice President, Financial
                                        Services and Life Insurance Activities (1993 to 1997) of
                                        AXA. Director or officer of various subsidiaries and
                                        affiliates of the AXA Group. Director of Alliance Capital
                                        Management Corporation, the general partner of Alliance
                                        Holding and Alliance. A former Director of Donaldson, Lufkin
                                        & Jenrette ("DLJ") from July 1993 to November 2000.
-----------------------------------------------------------------------------------------------------------------
CLAUS-MICHAEL DILL
-----------------------------------------------------------------------------------------------------------------
AXA Konzern AG                          Director of Equitable Life (since May 2000). Chairman of the
Gereonsdriesch 9-11                     Management Board of AXA Konzern AG (since June 1999). Member
50670 Cologne, Germany                  of the AXA Group Management Board since April 1999. Prior
                                        thereto, member of the Holding Management Board of
                                        Gerling-Konzern in Cologne (1995 to April 1999). Chairman of
                                        the Management Board of AXA Versicherung AG, AXA
                                        Lebensversicherung AG and AXA Service AG
                                        Lebensversicherungs-Management AG (since June 1999).
                                        Director of AXA Financial (since May 2000).
-----------------------------------------------------------------------------------------------------------------
JOSEPH L. DIONNE
-----------------------------------------------------------------------------------------------------------------
198 N. Wilton Road                      Director of Equitable Life (since May 1982). Retired
New Canaan, CT 06840                    Chairman of The McGraw-Hill Companies (since January 2000);
                                        prior thereto, Chairman (April 1988 to January 2000) and
                                        Chief Executive Officer (April 1983 to April 1998). Director
                                        of Harris Corporation and Ryder System, Inc. Director of AXA
                                        Financial, Inc. (since May, 1992). He retired as a Director of McGraw-Hill Companies in April 2000.
-----------------------------------------------------------------------------------------------------------------
DENIS DUVERNE
-----------------------------------------------------------------------------------------------------------------
AXA                                     Director of Equitable Life (since February 1998). Executive
25, Avenue Matignon                     Vice President, International (US-UK-Benelux) AXA and member
75008 Paris, France                     of AXA Executive Board (since January, 2000). Director,
                                        Alliance (since February 1996) and various AXA affiliated
                                        companies. Former Director of DLJ (February 1997 to November
                                        2000).
-----------------------------------------------------------------------------------------------------------------
JEAN-RENE FOURTOU
-----------------------------------------------------------------------------------------------------------------
Aventis                                 Director of Equitable Life (since July 1992). Vice Chairman
46 quai de la Rapee                     of the Management Board of Aventis (since December 1999).
75601 Paris Cedex 12                    Prior thereto, Chairman and Chief Executive Officer of
France                                  Rhone-Poulenc, S.A. (1986 to December 1999). Member of the
                                        Supervisory Board of AXA. Director of Schneider Electric,
                                        Rhodia, and Pernod-Ricard and European Aeronautic Defense
                                        and Space Company. Former Member of the Consulting Council
                                        of Banque de France. Director, AXA Financial (since July,
                                        1992).


32 Directors and principal officers

DIRECTORS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------
 NAME AND PRINCIPAL BUSINESS ADDRESS    BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------
NORMAN C. FRANCIS
-----------------------------------------------------------------------------------------------------------------
Xavier University of Louisiana          Director of Equitable Life (since March 1989). President of
7325 Palmetto Street                    Xavier University of Louisiana; Director and Chairman of the
New Orleans, LA 70125                   Board, Liberty Bank and Trust, New Orleans, LA, Piccadilly
                                        Cafeterias, Inc., and Entergy Corporation. Former Director
                                        of First National Bank of Commerce and Piccadilly
                                        Cafeterias, Inc.
-----------------------------------------------------------------------------------------------------------------
DONALD J. GREENE
-----------------------------------------------------------------------------------------------------------------
LeBoeuf, Lamb, Greene & MacRae          Director of Equitable Life (since July 1991). Of Counsel,
125 West 55th Street                    LeBoeuf, Lamb, Greene & MacRae (since 1999). Prior thereto,
New York, NY 10019-4513                 Partner of the firm (1965 to 1999). Director of AXA
                                        Financial (since May 1992). Director of Associated Electric and Gas Insurance Services and AXIS Specialty Insurance
                                        Company since 2001.
-----------------------------------------------------------------------------------------------------------------
JOHN T. HARTLEY
-----------------------------------------------------------------------------------------------------------------
1025 NASA Boulevard                     Director of Equitable Life (since August 1987). Retired as
Melbourne, FL 32919                     Director in 2000. Director of AXA Financial (since May
                                        1992); Director of the McGraw Hill Companies.
-----------------------------------------------------------------------------------------------------------------
JOHN H.F. HASKELL JR.
-----------------------------------------------------------------------------------------------------------------
UBS Warburg LLC                         Director of Equitable Life (since July 1992); Director of
299 Park Avenue                         AXA Financial (since July 1992); Senior Advisor of UBS
New York, NY 10171                      Warburg LLC (formerly Warburg Dillon Read LLC) (since 1999);
                                        Director (until 2000); Prior thereto, Managing Director and member of its Board of Directors (1975-1999); Chairman,
                                        Supervisory Board, Dillon Read (France) Gestion (until
                                        1998); Director, Pall Corporation (since November 1998).
-----------------------------------------------------------------------------------------------------------------
MARY (NINA) HENDERSON
-----------------------------------------------------------------------------------------------------------------
425 E. 86th Street, Apt. 12-C           Director of Equitable Life (since December 1996). Retired
New York, NY 10028                      Corporate Vice President, Core Business Development of
                                        Bestfoods (from June 1999 until December 2000). Prior
                                        thereto, President, Bestfoods Grocery (formerly CPC
                                        International, Inc.) and Vice President, Bestfoods (1997 to
                                        1999). President, Bestfoods Specialty Markets Group (1993 to
                                        1997); Director, Hunt Corporation, PACTIV Corporation and
                                        the "Shell" Transport and Trading Company, plc. Director,
                                        AXA Financial (since December 1996).
-----------------------------------------------------------------------------------------------------------------
W. EDWIN JARMAIN
-----------------------------------------------------------------------------------------------------------------
Jarmain Group Inc.                      Director of Equitable Life (since July 1992). President,
77 King Street West                     Jarmain Group Inc. (since 1979); and officer or director of
Suite 4545                              several affiliated companies. Director, AXA Insurance
Toronto, Ontario M5K 1K2                (Canada), Anglo-Canada General Insurance Company, Alliance
Canada                                  Capital Management Corporation and AXA Pacific Insurance
                                        Company, Alternate Director, AXA Asia Pacific Holdings
                                        Limited (December 1999 to September 2000) and a former
                                        Director of DLJ (October 1999 to November 2000). Chairman
                                        (non-executive) and Director, FCA International Ltd.
                                        (January 1994 to May 1998). Director of AXA Financial, Inc.
                                        (since July 1992).
-----------------------------------------------------------------------------------------------------------------
GEORGE T. LOWY
-----------------------------------------------------------------------------------------------------------------
Cravath, Swaine & Moore                 Director of Equitable Life (since July 1992). Partner,
825 Eighth Avenue                       Cravath, Swaine & Moore. Director, Eramet.
New York, NY 10019
-----------------------------------------------------------------------------------------------------------------
DIDIER PINEAU-VALENCIENNE
-----------------------------------------------------------------------------------------------------------------
Credit Suisse, First Boston             Director of Equitable Life (since February 1996). Vice
c/o Schneider Electric                  Chairman Credit Suisse First Boston (since March 1999).
64, rue de Miromesnel                   Chairman and Chief Executive Officer (1981 to February 1999)
75008 Paris, France                     (now Honorary Chairman) Schneider Electric. Former Member of
                                        the Supervisory Board of AXA (January 1997 to May 2001).
                                        Director of CGIP, AON Corporation and Fleury Michon/France,
                                        Member of the Supervisory Board of Aventis (formerly
                                        Rhone-Poulenc, S.A.), Andr- & Cie, SA, LAGARDERE and Swiss
                                        Helvetic Fund; member of the Advisory Board of Booz-Allen &
                                        Hamilton. Director of AXA Financial, Inc. (since February
                                        1996).
-----------------------------------------------------------------------------------------------------------------
GEORGE J. SELLA, JR.
-----------------------------------------------------------------------------------------------------------------
P.O. Box 397                            Director of Equitable Life (since May 1987). Retired
Newton, NJ 07860                        Chairman and Chief Executive Officer of American Cyanamid
                                        Company (retired April 1993); previously held other
                                        officerships with American Cyanamid. Director of AXA
                                        Financial (since May 1992) and Coulter Pharmaceutical (May
                                        1987 to 2001).


                                             Directors and principal officers 33

DIRECTORS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------
 NAME AND PRINCIPAL BUSINESS ADDRESS    BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------
PETER J. TOBIN
-----------------------------------------------------------------------------------------------------------------
Peter J. Tobin College of Business      Director of Equitable Life (since March 1999); Dean of the
St. John's University                   Peter J. Tobin College of Business St. John's University
8000 Utopia Parkway                     (since August 1998); Chief Financial Officer, Chase
Jamaica, NY 11439                       Manhattan Corp. (1985 to 1997). Director, Alliance Capital
                                        Management Corporation (since May 2000); The CIT Group, Inc.
                                        (May 1984 to June 2001), H.W. Wilson Company and Junior
                                        Achievement of New York, Inc. and a Director and Officer of
                                        Rock Valley Tool, LLC. Director of AXA Financial, Inc.
                                        (since March 1999).
-----------------------------------------------------------------------------------------------------------------
OFFICERS - DIRECTORS
-----------------------------------------------------------------------------------------------------------------
 NAME AND PRINCIPAL BUSINESS ADDRESS    BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------
BRUCE W. CALVERT
-----------------------------------------------------------------------------------------------------------------
Alliance Capital Management             Director of Equitable Life (since May 2001); Director (since
Corporation                             October 1992), Chairman of the Board (since May 2001) and
1345 Avenue of the Americas             Chief Executive Officer (since January 1999), Alliance
New York, NY 10105                      Capital Management Corporation; Vice Chairman (May 1993 to
                                        April 2001) and Chief Investment Officer (May 1993 to
                                        January 1999), Alliance Capital Management Corporation;
                                        Director, AXA Financial, Inc. (May 2001 to present); Vice
                                        Chairman of the Board of Trustees of Colgate University;
                                        Trustee of the Mike Wolk Heart Foundation; Member of the
                                        Investment Committee of the New York Community Trust.
-----------------------------------------------------------------------------------------------------------------
CHRISTOPHER M. CONDRON
-----------------------------------------------------------------------------------------------------------------
                                        Director, Chairman of the Board and Chief Executive Officer,
                                        Equitable Life (since May 2001); Director, President and
                                        Chief Executive Officer, AXA Financial, Inc. (May 2001 to
                                        present); Chairman of the Board and Chief Executive Officer,
                                        AXA Client Solutions, LLC (May 2001 to present); Member of
                                        AXA's Management Board, (May 2001 to present); Director,
                                        Alliance Capital Management Corporation (May 2001 to
                                        present); Director, Chairman of the Board, President and
                                        Chief Executive Officer, The Equitable of Colorado, Inc.
                                        (since June 2001); Director, The American Ireland Fund (1999 to present); Board of Trustees of The University of Scranton
                                        (1995 to present); Member of the Investment Company
                                        Institute's Board of Governors (since October 2001; prior
                                        thereto, October 1997 to October 2000) and Executive
                                        Committee (1998-2001); Former Trustee of The University of
                                        Pittsburgh and St. Sebastian's Country Day School; Former
                                        Director of the Massachusetts Bankers Association; President
                                        and Chief Operating Officer, Mellon Financial Corporation
                                        (1999-2001); Chairman and Chief Executive Officer, Dreyfus
                                        Corporation (1995-2001).
-----------------------------------------------------------------------------------------------------------------
STANLEY B. TULIN
-----------------------------------------------------------------------------------------------------------------
                                        Director and Vice Chairman of the Board (since February
                                        1998), and Chief Financial Officer (since May 1996),
                                        Equitable Life. Vice Chairman of the Board (since November
                                        1999) and Chief Financial Officer (since May 1997) and prior thereto, Senior Executive Vice President (February 1998 to
                                        November 1999), AXA Financial. Executive Vice President and
                                        Member of the Executive Committee of AXA. Director, Vice
                                        Chairman and Chief Financial Officer (since December 1999)
                                        The Equitable of Colorado; AXA Client Solutions, LLC and AXA
                                        Distribution Holding Corp. (since September 1999). Director,
                                        Alliance (since July 1997). Formerly a Director of DLJ (from
                                        June 1997 to November 2000). Prior thereto, Chairman,
                                        Insurance Consulting and Actuarial Practice, Coopers &
                                        Lybrand, L.L.P.




34 Directors and principal officers

OTHER OFFICERS
-----------------------------------------------------------------------------------------------------------------
 NAME AND PRINCIPAL BUSINESS ADDRESS    BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------
LEON B. BILLIS
-----------------------------------------------------------------------------------------------------------------
                                        Executive Vice President (since February 1998) and AXA Group
                                        Deputy Chief Information Officer (February 2001 to present);
                                        prior thereto, Chief Information Officer (November 1994 to
                                        February 2001), Equitable Life and AXA Client Solutions, LLC
                                        (since September 1999). Previously held other officerships with Equitable Life.
-----------------------------------------------------------------------------------------------------------------
JENNIFER BLEVINS
-----------------------------------------------------------------------------------------------------------------
                                        Executive Vice President (January 2002 to present),
                                        Equitable Life; Executive Vice President (January 2002 to
                                        present), AXA Client Solutions, LLC; prior thereto, Senior
                                        Vice President and Managing Director Worldwide Human
                                        Resources, Chubb and Son, Inc. (1999 to 2001); Senior Vice
                                        President and Deputy Director of Worldwide Human Resources,
                                        Chubb and Son, Inc. (1998 to 1999); Senior Vice President of
                                        European Human Resources (and previous Human Resources
                                        positions), Chubb Insurance Company of Europe (1992 to
                                        1998).
-----------------------------------------------------------------------------------------------------------------
HARVEY BLITZ
-----------------------------------------------------------------------------------------------------------------
                                        Senior Vice President, Equitable Life. Senior Vice
                                        President, AXA Financial. Senior Vice President, AXA Client
                                        Solutions, LLC. Director and Chairman, Frontier Trust
                                        Company ("Frontier"), FSB . Director, EQF (now AXA Advisors)
                                        (until September 1999). Executive Vice President and
                                        Director (since September 1999), AXA Advisors. Director and
                                        Senior Vice President, AXA Network, LLC (formerly
                                        EquiSource). Director and Officer of various Equitable Life affiliates. Previously held other officerships with
                                        Equitable Life and its affiliates.
-----------------------------------------------------------------------------------------------------------------
KEVIN R. BYRNE
-----------------------------------------------------------------------------------------------------------------
                                        Senior Vice President and Treasurer, Equitable Life and AXA
                                        Financial. Senior Vice President and Treasurer, AXA Client
                                        Solutions, LLC (since September 1999); The Equitable of
                                        Colorado (since December 1999). Treasurer, Frontier (since
                                        1990) and AXA Network, LLC (since 1999). Chairman (since
                                        August 2000) and Chief Executive Officer (since September
                                        1997), and prior thereto, President and Treasurer, Equitable
                                        Casualty Insurance Company ("Casualty"). Vice President and
                                        Treasurer, EQ Advisors Trust (since March 1997). Senior Vice
                                        President and Treasurer, AXA Distribution Holding
                                        Corporation (since November 1999) and AXA Advisors, LLC
                                        (since December 2001). Director, Chairman, President and
                                        Chief Executive Officer, Equitable JV Holdings (since August
                                        1997). Director (since July 1997), and Senior Vice President and Chief Financial Officer (since April 1998), ACMC.
                                        Treasurer, Paramount Planners, LLC (since November 2000).
                                        Previously held other officerships with Equitable Life and its affiliates.
-----------------------------------------------------------------------------------------------------------------
SELIG EHRLICH
-----------------------------------------------------------------------------------------------------------------
                                        Executive Vice President (since December 2001) and Chief
                                        Actuary (since May 2001), Equitable Life; prior thereto,
                                        Senior Vice President (July 1999 to December 2001) and
                                        Deputy General manager (September 2000 to December 2001).
                                        Executive Vice President (since December 2001) and Chief
                                        Actuary (since May 2001), AXA Client Solutions, LLC.
-----------------------------------------------------------------------------------------------------------------
MARYBETH FARRELL
-----------------------------------------------------------------------------------------------------------------
                                        Executive Vice President (December 2001 to present),
                                        Equitable Life; prior thereto, Senior Vice President and
                                        Deputy Controller (November 1999 to December 2001); Senior
                                        Vice President and Controller, GreenPoint
                                        Financial/GreenPoint Bank (May 1994 to November 1999);
                                        Executive Vice President (December 2001 to present), AXA
                                        Client Solutions, LLC.
-----------------------------------------------------------------------------------------------------------------
JUDY A. FAUCETT
-----------------------------------------------------------------------------------------------------------------
                                        Senior Vice President, Equitable Life, (since September
                                        1996) and Actuary (September 1996 to December 1998). Senior
                                        Vice President, AXA Client Solutions, LLC (September 1999 to
                                        December 2001), Director, Chairman and Chief Executive
                                        Officer, AXA Network, LLC (since July 1999).



                                             Directors and principal officers 35

OTHER OFFICERS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------
 NAME AND PRINCIPAL BUSINESS ADDRESS    BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------
STUART L. FAUST
-----------------------------------------------------------------------------------------------------------------
                                        Senior Vice President (September 1997 to present) and Deputy
                                        General Counsel (November 1999 to present), Equitable Life;
                                        prior thereto, Senior Vice President and Associate General
                                        Counsel (September 1997 to October 1999), Vice President and
                                        Associate General Counsel (November 1993 to August 1997);
                                        Senior Vice President and Deputy General Counsel (September
                                        2001 to present), AXA Financial; Senior Vice President
                                        (September 1999 to present) and Deputy General Counsel
                                        (November 1999 to present), AXA Client Solutions, LLC.
-----------------------------------------------------------------------------------------------------------------
ALVIN H. FENICHEL
-----------------------------------------------------------------------------------------------------------------
                                        Senior Vice President and Controller, Equitable Life, AXA
                                        Financial and AXA Client Solutions, LLC. Senior Vice
                                        President and Controller, The Equitable of Colorado, Inc.
                                        (since December 1999). Previously held other officerships
                                        with Equitable Life and its affiliates.
-----------------------------------------------------------------------------------------------------------------
PAUL J. FLORA
-----------------------------------------------------------------------------------------------------------------
                                        Senior Vice President and Auditor, Equitable Life. AXA
                                        Financial and AXA Client Solutions, LLC.
-----------------------------------------------------------------------------------------------------------------
DONALD R. KAPLAN
-----------------------------------------------------------------------------------------------------------------
                                        Senior Vice President (since September 1999), Chief
                                        Compliance Officer and Associate General Counsel, Equitable
                                        Life. Previously held other officerships with Equitable
                                        Life. Senior Vice President, AXA Client Solutions, LLC
                                        (since September 1999).
-----------------------------------------------------------------------------------------------------------------
JOHN M. LEFFERTS
-----------------------------------------------------------------------------------------------------------------
                                        Executive Vice President and President of Retail
                                        Distribution (September 2001 to present), Equitable Life;
                                        prior thereto, President of Texas Region (1998-2001), Agency
                                        Manager (1989-1998). Executive Vice President and President
                                        of Retail Distribution, AXA Client Solutions, LLC (since
                                        September 2001). Director and Executive Vice President, The
                                        Equitable of Colorado, Inc. (since September 2001).
                                        Director, President, Vice President, Secretary and
                                        Treasurer, AXA Network Insurance Agency of Texas, Inc.
                                        Director, Children's Cancer Fund.
-----------------------------------------------------------------------------------------------------------------
WILLIAM I. LEVINE
-----------------------------------------------------------------------------------------------------------------
                                        Executive Vice President and Chief Information Officer
                                        (February 2001 to present), Equitable Life. Executive Vice
                                        President and Chief Information Officer, AXA Client
                                        Solutions, LLC (since February 2001). Senior Vice President,
                                        Paine Webber (1997 to 2001).
-----------------------------------------------------------------------------------------------------------------
WILLIAM (ALEX) MACGILLIVRAY
-----------------------------------------------------------------------------------------------------------------
                                        Executive Vice President (December 2001 to present),
                                        Equitable Life, prior thereto, Senior Vice President (May
                                        2000 to December 2001); Executive Vice President (December
                                        2001 to present), AXA Client Solutions, LLC); Director,
                                        Chairman of the Board and Chief Executive Officer (December
                                        2001 to present), AXA Network, LLC and its subsidiaries;
                                        Director (April 2000 to present), President (April 2000 to present) and Chief Executive Officer (September 2001 to
                                        present), AXA Distributors, LLC; prior thereto, held various previous positions from 1996 to 2000.
-----------------------------------------------------------------------------------------------------------------
CHARLES A. MARINO
-----------------------------------------------------------------------------------------------------------------
                                        Senior Vice President (September 2000 to present) and
                                        Actuary (May 1994 to present), Equitable Life; prior
                                        thereto, Vice President (May 1998 to September 2000),
                                        Assistant Vice President (May 1993 to May 1998); Senior Vice
                                        President (September 2000 to present) and Actuary (September
                                        1999 to present), AXA Client Solutions, LLC.
-----------------------------------------------------------------------------------------------------------------
RICHARD J. MATTEIS
-----------------------------------------------------------------------------------------------------------------
                                        Executive Vice President, Equitable Life (since May 1998);
                                        Executive Vice President, AXA Client Solutions, LLC (since
                                        September 1999); Executive Vice President, Chase Manhattan
                                        Corporation (January 1983 to June 1997); Director, EQF (now
                                        AXA Advisors) (October 1998 to May 1999).



36 Directors and principal officers

OTHER OFFICERS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------
 NAME AND PRINCIPAL BUSINESS ADDRESS    BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------
DEANNA M. MULLIGAN
-----------------------------------------------------------------------------------------------------------------
                                        Executive Vice President (September 2001 to present),
                                        Equitable Life; prior thereto, Senior Vice President
                                        (September 2000 to September 2001). Executive Vice
                                        President, AXA Client Solutions, LLC (since September 2001);
                                        prior thereto, Senior Vice President (September 2000 to
                                        September 2001). Principal (and various positions), McKinsey and Company, Inc. (1992 to 2000).
-----------------------------------------------------------------------------------------------------------------
PETER D. NORIS
-----------------------------------------------------------------------------------------------------------------
                                        Executive Vice President and Chief Investment Officer,
                                        Equitable Life. Executive Vice President (since May 1995)
                                        and Chief Investment Officer (since July 1995), AXA
                                        Financial, Executive Vice President and Chief Investment
                                        Officer, AXA Client Solutions (since September 1999).
                                        President and Trustee (since November 1996), EQ Advisors
                                        Trust and Trustee of AXA Premier Funds (since November
                                        2001). Executive Vice President and Chief Investment
                                        Officer, The Equitable of Colorado (since December 1999),
                                        Director, Alliance, and Equitable Real Estate (until June
                                        1997). Executive Vice President, AXA Advisors.
-----------------------------------------------------------------------------------------------------------------
ANTHONY C. PASQUALE
-----------------------------------------------------------------------------------------------------------------
                                        Senior Vice President, Equitable Life and AXA Client
                                        Solutions (since September 1999). Director, Chairman and
                                        Chief Operating Officer, Casualty (from September 1997 until
                                        August 2000). Director, Equitable Agri-Business, Inc. (until
                                        June 1997). Previously held other officerships with
                                        Equitable Life and its affiliates.
-----------------------------------------------------------------------------------------------------------------
PAULINE SHERMAN
-----------------------------------------------------------------------------------------------------------------
                                        Senior Vice President (since February 1999); Secretary and
                                        Associate General Counsel, Equitable Life and AXA Financial
                                        (since September 1995). Senior Vice President, Secretary and
                                        Associate General Counsel, AXA Financial and AXA Client
                                        Solutions (since September 1999). Senior Vice President,
                                        Secretary and Associate General Counsel, Equitable of
                                        Colorado (since December 1999). Secretary, AXA Distribution
                                        Holding Corporation (since September 1999). Previously held other officerships with Equitable Life.
-----------------------------------------------------------------------------------------------------------------
RICHARD V. SILVER
-----------------------------------------------------------------------------------------------------------------
                                        Executive Vice President (since September 2001) and General
                                        Counsel (since November 1999), Equitable Life; prior
                                        thereto, Senior Vice President (February 1995 - September
                                        2001), Deputy General Counsel (October 1996 to November
                                        1999). Executive Vice President and General Counsel (since
                                        September 2001), AXA Financial, Inc.; prior thereto, Senior
                                        Vice President and Deputy General Counsel (October 1996 to
                                        September 2001). Executive Vice President (since September
                                        2001) and General Counsel (since September 1999), AXA Client
                                        Solutions, LLC. Executive Vice President (since September
                                        2001) and General Counsel (since December 1999), Equitable of Colorado. Director, AXA Advisors. Senior Vice President
                                        and General Counsel, EIC (June 1997 to March 1998).
                                        Previously held other officerships with Equitable Life and its affiliates.


                                             Directors and principal officers 37

8. Financial statements of Separate Account FP and Equitable Life

--------------------------------------------------------------------------------


The financial statements of Separate Account FP as of December 31, 2001 and for each of the three years in the period ended December 31, 2001 and the financial statements of Equitable Life as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001 included in this prospectus have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of such firm as experts in accounting and auditing. The financial statements of Equitable Life have relevance for the policies only to the extent that they bear upon the ability of Equitable Life to meet its obligations under the policies.



38  Financial statements of Separate Account FP and Equitable Life

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP


INDEX TO FINANCIAL STATEMENTS

Report of Independent Accountants.......................................     A-2
Financial Statements:
   Statements of Assets and Liabilities, December 31, 2001..............     A-3
   Statements of Operations for the Years Ended December 31,
    2001, 2000 and 1999.................................................     A-7
   Statements of Changes in Net Assets for the Years Ended
    December 31, 2001, 2000 and 1999....................................    A-17
   Notes to Financial Statements........................................    A-27


THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Report of Independent Accountants.......................................     F-1
Consolidated Financial Statements:
   Consolidated Balance Sheets, December 31, 2001 and 2000..............     F-2
   Consolidated Statements of Earnings, Years Ended
    December 31, 2001, 2000 and 1999....................................     F-3
   Consolidated Statements of Shareholder's Equity and Comprehensive
    Income, Years Ended December 31, 2001, 2000 and 1999................     F-4
   Consolidated Statements of Cash Flows, Years Ended
    December 31, 2001, 2000 and 1999....................................     F-5
   Notes to Consolidated Financial Statements...........................     F-6

                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors of
The Equitable Life Assurance Society of the United States and Policyowners of Separate Account FP of The Equitable Life Assurance Society of the United States



In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the separate Variable Investment Options, as listed in Note 1 to such financial statements, of The Equitable Life Assurance Society of the United States ("Equitable Life") Separate Account FP at December 31, 2001, the results of each of their operations and the changes in each of their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of Equitable Life's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of shares owned in the EQ Advisors Trust at December 31, 2001 with the transfer agent of the EQ Advisors Trust, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP
New York, New York
February 6, 2002

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2001

                                                                               EQ/Aggressive       EQ/Alliance         EQ/Alliance
                                                                                  Stock            Common Stock           Global
                                                                              --------------      --------------      --------------
Assets:
Investments in shares of The Trust, at fair value ......................      $  589,756,612      $2,582,856,335      $  467,988,308
Receivable for Trust shares sold .......................................          10,890,306           9,680,119           3,143,590
Receivable for policy-related transactions .............................                  --                  --                  --
                                                                              --------------      --------------      --------------
  Total assets .........................................................         600,646,918       2,592,536,454         471,131,898
                                                                              --------------      --------------      --------------
Liabilities:
Payable for Trust shares purchased .....................................                  --                  --                  --
Payable for policy-related transactions ................................          11,005,390          10,163,384           3,227,759
                                                                              --------------      --------------      --------------
  Total liabilities ....................................................          11,005,390          10,163,384           3,227,759
                                                                              --------------      --------------      --------------
Net Assets .............................................................      $  589,641,528      $2,582,373,070      $  467,904,139
                                                                              ==============      ==============      ==============
Net Assets:
Accumulation Units .....................................................      $  588,326,542      $2,574,751,016      $  467,220,245
Accumulation nonunitized ...............................................           1,201,174           7,224,694             576,728
Retained by Equitable Life in Separate Account FP ......................             113,812             397,360             107,166
                                                                              --------------      --------------      --------------
Total net assets .......................................................      $  589,641,528      $2,582,373,070      $  467,904,139
                                                                              ==============      ==============      ==============
Investments in shares of The Trust, at cost ............................      $  688,908,192      $3,491,313,206      $  511,871,926
Trust shares held
 Class A ...............................................................          25,496,570         157,745,155          30,391,443
 Class B ...............................................................             333,485           6,841,740           1,279,540
Units outstanding (000's):
IL Plus Original Series, IL COLI, Incentive Life COLI -
 Class A and B 0.00% ...................................................                 349                 700                 212
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after,
 Survivorship Incentive Life - Class A and B 0.60% .....................                  --                  --                  --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after -
 Class A and B 0.60% ...................................................                  --                  --                  --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000 - Class A and B 0.60% ...................................                 861               2,886               1,200
IL Protector - Class A and B 0.80% .....................................                  29                  63                  10
Survivorship 2000 - Class A and B 0.90% ................................                 163                 472                 143
Incentive Life 2000 Sales 1999 and after, Survivorship
 Incentive Life - Class B 0.60% ........................................                 104               1,055                 230
Survivorship Incentive Life - Class B 0.60% ............................                  --                  --                  --
Accumulator Life - Class B 1.35% .......................................                  --                  --                  --
Unit value:
IL Plus Original Series, IL COLI, Incentive Life COLI -
 Class A and B 0.00% ...................................................      $       139.88      $       266.27      $       167.44
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after,
 Survivorship Incentive Life - Class A and B 0.60% .....................      $           --      $           --      $           --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after -
 Class A and B 0.60% ...................................................      $           --      $           --      $           --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000 - Class A and B 0.60% ...................................      $       585.07      $       735.40      $       316.53
IL Protector - Class A and B 0.80% .....................................      $        87.81      $       181.64      $       125.54
Survivorship 2000 - Class A and B 0.60% ................................      $       159.24      $       313.16      $       223.25
Incentive Life 2000 Sales 1999 and after, Survivorship
 Incentive Life - Class B 0.60% ........................................      $        72.23      $       101.14      $        81.33
Survivorship Incentive Life - Class B 0.60% ............................      $           --      $           --      $           --
Accumulator Life - Class B 1.35% .......................................      $        70.78      $        82.58      $        75.15

                                                                                EQ/Alliance
                                                                                 Growth and         EQ/Alliance        EQ/Alliance
                                                                                   Income        Growth Investors       High Yield
                                                                              --------------     ----------------     --------------
Assets:
Investments in shares of The Trust, at fair value ......................      $  380,981,910      $  942,519,937      $  121,951,990
Receivable for Trust shares sold .......................................              35,003                  --           1,146,752
Receivable for policy-related transactions .............................                  --             191,282                  --
                                                                              --------------      --------------      --------------
  Total assets .........................................................         381,016,913         942,711,219         123,098,742
                                                                              --------------      --------------      --------------
Liabilities:
Payable for Trust shares purchased .....................................                  --             336,222                  --
Payable for policy-related transactions ................................             148,513                  --           1,174,464
                                                                              --------------      --------------      --------------
  Total liabilities ....................................................             148,513             336,222           1,174,464
                                                                              --------------      --------------      --------------
Net Assets .............................................................      $  380,868,400      $  942,374,997      $  121,924,278
                                                                              ==============      ==============      ==============
Net Assets:
Accumulation Units .....................................................      $  380,446,110      $  941,804,501      $  120,852,947
Accumulation nonunitized ...............................................             164,959             437,897             875,082
Retained by Equitable Life in Separate Account FP ......................             257,331             132,599             196,249
                                                                              --------------      --------------      --------------
Total net assets .......................................................      $  380,868,400      $  942,374,997      $  121,924,278
                                                                              ==============      ==============      ==============
Investments in shares of The Trust, at cost ............................      $  403,187,942      $1,008,728,394      $  153,158,216
Trust shares held
 Class A ...............................................................          20,076,067          55,972,875          21,450,172
 Class B ...............................................................           2,940,368           1,433,627             876,498
Units outstanding (000's):
IL Plus Original Series, IL COLI, Incentive Life COLI -
 Class A and B 0.00% ...................................................                 173                 303                 124
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after,
 Survivorship Incentive Life - Class A and B 0.60% .....................                  --                  --                  --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after -
 Class A and B 0.60% ...................................................                  --                  --                  --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000 - Class A and B 0.60% ...................................                 900               2,058                 333
IL Protector - Class A and B 0.80% .....................................                  13                  15                   6
Survivorship 2000 - Class A and B 0.90% ................................                 117                 304                  45
Incentive Life 2000 Sales 1999 and after, Survivorship
 Incentive Life - Class B 0.60% ........................................                 431                 253                  61
Survivorship Incentive Life - Class B 0.60% ............................                  --                  --                  --
Accumulator Life - Class B 1.35% .......................................                  --                  --                  --
Unit value:
IL Plus Original Series, IL COLI, Incentive Life COLI -
 Class A and B 0.00% ...................................................      $       292.03      $       205.64      $       147.62
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after,
 Survivorship Incentive Life - Class A and B 0.60% .....................      $           --      $           --      $           --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after -
 Class A and B 0.60% ...................................................      $           --      $           --      $           --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000 - Class A and B 0.60% ...................................      $       274.91      $       381.66      $       269.48
IL Protector - Class A and B 0.80% .....................................      $       217.17      $       151.18      $       109.58
Survivorship 2000 - Class A and B 0.60% ................................      $       268.14      $       224.49      $       165.31
Incentive Life 2000 Sales 1999 and after, Survivorship
 Incentive Life - Class B 0.60% ........................................      $       112.42      $        92.68      $        77.70
Survivorship Incentive Life - Class B 0.60% ............................      $           --      $           --      $           --
Accumulator Life - Class B 1.35% .......................................      $       108.00      $        88.73      $        88.55

                                                                                  EQ/Alliance
                                                                                 Intermediate
                                                                                  Government          EQ/Alliance
                                                                                  Securities         International
                                                                                 ------------        ------------
Assets:
Investments in shares of The Trust, at fair value .......................        $123,694,598        $ 55,916,278
Receivable for Trust shares sold ........................................                  --           3,616,965
Receivable for policy-related transactions ..............................                  --                  --
                                                                                 ------------        ------------
  Total assets ..........................................................         123,694,598          59,533,243
                                                                                 ------------        ------------
Liabilities:
Payable for Trust shares purchased ......................................              82,799                  --
Payable for policy-related transactions .................................             606,486           3,709,013
                                                                                 ------------        ------------
  Total liabilities .....................................................             689,285           3,709,013
                                                                                 ------------        ------------
Net Assets ..............................................................        $123,005,313        $ 55,824,230
                                                                                 ============        ============
Net Assets:
Accumulation Units ......................................................        $122,611,221        $ 55,652,607
Accumulation nonunitized ................................................             253,472              33,541
Retained by Equitable Life in Separate Account FP .......................             140,620             138,082
                                                                                 ------------        ------------
Total net assets ........................................................        $123,005,313        $ 55,824,230
                                                                                 ============        ============
Investments in shares of The Trust, at cost .............................        $120,721,180        $ 66,214,717
Trust shares held
 Class A ................................................................          11,588,461           6,369,361
 Class B ................................................................             941,582             600,489
Units outstanding (000's):
IL Plus Original Series, IL COLI, Incentive Life COLI -
 Class A and B 0.00% ....................................................                 241                  80
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after,
 Survivorship Incentive Life - Class A and B 0.60% ......................                  --                  --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after -
 Class A and B 0.60% ....................................................                  --                  --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000 - Class A and B 0.60% ....................................                 357                 366
IL Protector - Class A and B 0.80% ......................................                   2                   3
Survivorship 2000 - Class A and B 0.90% .................................                  45                  44
Incentive Life 2000 Sales 1999 and after, Survivorship
 Incentive Life - Class B 0.60% .........................................                  79                  61
Survivorship Incentive Life - Class B 0.60% .............................                  --                  --
Accumulator Life - Class B 1.35% ........................................                  --                  --
Unit value:
IL Plus Original Series, IL COLI, Incentive Life COLI -
 Class A and B 0.00% ....................................................        $     160.72        $     107.16
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after,
 Survivorship Incentive Life - Class A and B 0.60% ......................        $         --        $         --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after -
 Class A and B 0.60% ....................................................        $         --        $         --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000 - Class A and B 0.60% ....................................        $     188.55        $     102.89
IL Protector - Class A and B 0.80% ......................................        $     137.19        $      86.02
Survivorship 2000 - Class A and B 0.60% .................................        $     157.52        $     100.82
Incentive Life 2000 Sales 1999 and after, Survivorship
 Incentive Life - Class B 0.60% .........................................        $     116.45        $      78.27
Survivorship Incentive Life - Class B 0.60% .............................        $         --        $         --
Accumulator Life - Class B 1.35% ........................................        $     114.62        $      72.58

----------
The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2001

                                                                                EQ/Alliance          EQ/Alliance        EQ/Alliance
                                                                                Money Market       Premier Growth       Quality Bond
                                                                                ------------       --------------       ------------
Assets:
Investments in shares of The Trust, at fair value ......................        $484,159,800        $113,203,157        $145,492,358
Receivable for Trust shares sold .......................................                  --           2,266,404                  --
Receivable for policy-related transactions .............................          61,022,186                  --                  --
                                                                                ------------        ------------        ------------
  Total assets .........................................................         545,181,986         115,469,561         145,492,358
                                                                                ------------        ------------        ------------
Liabilities:
Payable for Trust shares purchased .....................................          60,643,526                  --             184,505
Payable for policy-related transactions ................................                  --           2,261,128              18,782
                                                                                ------------        ------------        ------------
  Total liabilities ....................................................          60,643,526           2,261,128             203,287
                                                                                ------------        ------------        ------------
Net Assets .............................................................        $484,538,460        $113,208,433        $145,289,071
                                                                                ============        ============        ============
Net Assets:
Accumulation Units .....................................................        $482,719,666        $113,162,853        $144,998,513
Accumulation nonunitized ...............................................           1,815,537                  --             146,120
Retained by Equitable Life in Separate Account FP ......................               3,257              45,580             144,438
                                                                                ------------        ------------        ------------
Total net assets .......................................................        $484,538,460        $113,208,433        $145,289,071
                                                                                ============        ============        ============
Investments in shares of The Trust, at cost ............................        $493,386,313        $124,976,401        $143,739,620
Trust shares held
 Class A ...............................................................          36,774,065                  --          13,665,988
 Class B ...............................................................           9,957,429          15,482,572           1,172,078
Units outstanding (000's):
IL Plus Original Series, IL COLI, Incentive Life COLI -
 Class A and B 0.00% ...................................................                 602                 104                 260
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after,
 Survivorship Incentive Life - Class A and B 0.60% .....................                  --               1,356                  --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after -
 Class A and B 0.60% ...................................................                  --                  --                  --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000 - Class A and B 0.60% ...................................               1,244                  --                 526
IL Protector - Class A and B 0.80% .....................................                   4                   7                   2
Survivorship 2000 - Class A and B 0.90% ................................                 138                  82                  47
Incentive Life 2000 Sales 1999 and after, Survivorship
 Incentive Life - Class B 0.60% ........................................                 778                  --                  92
Survivorship Incentive Life - Class B 0.60% ............................                  --                  --                  --
Accumulator Life - Class B 1.35% .......................................                  --                  --                  --
Unit value:
IL Plus Original Series, IL COLI, Incentive Life COLI -
 Class A and B 0.00% ...................................................        $     143.20        $      74.19        $     173.20
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after,
 Survivorship Incentive Life - Class A and B 0.60% .....................        $         --        $      73.05        $         --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after -
 Class A and B 0.60% ...................................................        $         --        $         --        $         --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000 - Class A and B 0.60% ...................................        $     219.94        $         --        $     155.47
IL Protector - Class A and B 0.80% .....................................        $     127.25        $      72.67        $     145.42
Survivorship 2000 - Class A and B 0.90% ................................        $     142.55        $      72.48        $     151.64
Incentive Life 2000 Sales 1999 and after, Survivorship
 Incentive Life - Class B 0.60% ........................................        $     115.07        $         --        $     117.63
Survivorship Incentive Life - Class B 0.60% ............................        $         --        $         --        $         --
Accumulator Life - Class B 1.35% .......................................        $     108.27        $      70.27        $     115.96

                                                                                EQ/Alliance
                                                                                 Small Cap           EQ/Alliance         EQ/AXP New
                                                                                   Growth            Technology          Dimensions
                                                                                ------------        ------------        ------------
Assets:
Investments in shares of The Trust, at fair value ......................        $146,824,301        $ 44,441,039        $  3,242,846
Receivable for Trust shares sold .......................................           7,922,569                  --                  --
Receivable for policy-related transactions .............................                  --                  --               7,267
                                                                                ------------        ------------        ------------
  Total assets .........................................................         154,746,870          44,441,039           3,250,113
                                                                                ------------        ------------        ------------
Liabilities:
Payable for Trust shares purchased .....................................                  --              11,101               7,267
Payable for policy-related transactions ................................           7,875,496              17,232                  --
                                                                                ------------        ------------        ------------
  Total liabilities ....................................................           7,875,496              28,333               7,267
                                                                                ------------        ------------        ------------
Net Assets .............................................................        $146,871,374        $ 44,412,706        $  3,242,846
                                                                                ============        ============        ============
Net Assets:
Accumulation Units .....................................................        $146,755,378        $ 44,275,736        $  2,886,030
Accumulation nonunitized ...............................................                  --                  --                  --
Retained by Equitable Life in Separate Account FP ......................             115,996             136,970             356,816
                                                                                ------------        ------------        ------------
Total net assets .......................................................        $146,871,374        $ 44,412,706        $  3,242,846
                                                                                ============        ============        ============
Investments in shares of The Trust, at cost ............................        $147,278,801        $ 47,403,981        $  3,437,667
Trust shares held
 Class A ...............................................................           9,751,642               1,338                  --
 Class B ...............................................................           1,646,707           8,812,106             462,526
Units outstanding (000's):
IL Plus Original Series, IL COLI, Incentive Life COLI -
 Class A and B 0.00% ...................................................                 129                  79                   5
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after,
 Survivorship Incentive Life - Class A and B 0.60% .....................                  --                 769                  34
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after -
 Class A and B 0.60% ...................................................                  --                  --                  --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000 - Class A and B 0.60% ...................................                 644                  --                  --
IL Protector - Class A and B 0.80% .....................................                   6                   3                  --
Survivorship 2000 - Class A and B 0.90% ................................                  59                  36                   2
Incentive Life 2000 Sales 1999 and after, Survivorship
 Incentive Life - Class B 0.60% ........................................                 185                  --                  --
Survivorship Incentive Life - Class B 0.60% ............................                  --                  --                  --
Accumulator Life - Class B 1.35% .......................................                  --                  --                  --
Unit value:
IL Plus Original Series, IL COLI, Incentive Life COLI -
 Class A and B 0.00% ...................................................        $     153.80        $      50.43        $      70.32
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after,
 Survivorship Incentive Life - Class A and B 0.60% .....................        $         --        $      49.91        $      69.76
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after -
 Class A and B 0.60% ...................................................        $         --        $         --        $         --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000 - Class A and B 0.60% ...................................        $     149.53        $         --        $         --
IL Protector - Class A and B 0.80% .....................................        $     148.13        $      49.74        $      69.57
Survivorship 2000 - Class A and B 0.90% ................................        $     147.44        $      49.65        $      69.48
Incentive Life 2000 Sales 1999 and after, Survivorship
 Incentive Life - Class B 0.60% ........................................        $     113.58        $         --        $         --
Survivorship Incentive Life - Class B 0.60% ............................        $         --        $         --        $         --
Accumulator Life - Class B 1.35% .......................................        $     125.32        $      49.26        $      69.06

                                                                                    EQ/AXP Strategy
                                                                                      Aggressive           EQ/Balanced
                                                                                   ----------------     -----------------
Assets:
Investments in shares of The Trust, at fair value .......................            $ 2,937,869          $ 695,570,770
Receivable for Trust shares sold ........................................                     --                     --
Receivable for policy-related transactions ..............................                  6,351                     --
                                                                                     -----------          -------------
  Total assets ..........................................................              2,944,220            695,570,770
                                                                                     -----------          -------------
Liabilities:
Payable for Trust shares purchased ......................................                  6,351                204,757
Payable for policy-related transactions .................................                     --                377,265
                                                                                     -----------          -------------
  Total liabilities .....................................................                  6,351                582,022
                                                                                     -----------          -------------
Net Assets ..............................................................            $ 2,937,869          $ 694,988,748
                                                                                     ===========          =============
Net Assets:
Accumulation Units ......................................................            $ 2,725,740          $ 691,560,936
Accumulation nonunitized ................................................                     --              3,342,913
Retained by Equitable Life in Separate Account FP .......................                212,129                 84,899
                                                                                     -----------          -------------
Total net assets ........................................................            $ 2,937,869          $ 694,988,748
                                                                                     ===========          =============
Investments in shares of The Trust, at cost .............................            $ 3,405,486          $ 749,707,661
Trust shares held
 Class A ................................................................                     --             46,679,628
 Class B ................................................................                708,623              1,238,247
Units outstanding (000's):
IL Plus Original Series, IL COLI, Incentive Life COLI -
 Class A and B 0.00% ....................................................                     14                    174
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after,
 Survivorship Incentive Life - Class A and B 0.60% ......................                     51                     --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after -
 Class A and B 0.60% ....................................................                     --                  1,229
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000 - Class A and B 0.60% ....................................                     --                      8
IL Protector - Class A and B 0.80% ......................................                     --                    176
Survivorship 2000 - Class A and B 0.90% .................................                     --                    169
Incentive Life 2000 Sales 1999 and after, Survivorship
 Incentive Life - Class B 0.60% .........................................                     --                     --
Survivorship Incentive Life - Class B 0.60% .............................                     --                     --
Accumulator Life - Class B 1.35% ........................................                     --
Unit value:
IL Plus Original Series, IL COLI, Incentive Life COLI -
 Class A and B 0.00% ....................................................            $     41.52          $      208.22
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after,
 Survivorship Incentive Life - Class A and B 0.60% ......................            $     41.18          $          --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after -
 Class A and B 0.60% ....................................................            $        --          $          --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000 - Class A and B 0.60% ....................................            $        --          $      488.09
IL Protector - Class A and B 0.80% ......................................            $     41.07          $      161.78
Survivorship 2000 - Class A and B 0.90% .................................            $     41.02          $      207.26
Incentive Life 2000 Sales 1999 and after, Survivorship
 Incentive Life - Class B 0.60% .........................................            $        --          $      105.65
Survivorship Incentive Life - Class B 0.60% .............................            $        --          $          --
Accumulator Life - Class B 1.35% ........................................            $     40.77          $      101.79

-------
The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2001

                                                                                                      EQ/Capital       EQ/Capital
                                                                                 EQ/Bernstein          Guardian       Guardian U.S.
                                                                              Diversified Value        Research          Equity
                                                                              -----------------      -----------       -----------
Assets:
Investments in shares of The Trust, at fair value ......................         $82,415,399         $ 8,133,201       $ 9,167,556
Receivable for Trust shares sold .......................................                  --             599,849                --
Receivable for policy-related transactions .............................              42,407                  --            47,244
                                                                                 -----------         -----------       -----------
  Total assets .........................................................          82,457,806           8,733,050         9,214,800
                                                                                 -----------         -----------       -----------
Liabilities:
Payable for Trust shares purchased .....................................             101,242                  --            53,198
Payable for policy-related transactions ................................                  --             576,497                --
                                                                                 -----------         -----------       -----------
  Total liabilities ....................................................             101,242             576,497            53,198
                                                                                 -----------         -----------       -----------
Net Assets .............................................................         $82,356,564         $ 8,156,553       $ 9,161,602
                                                                                 ===========         ===========       ===========
Net Assets:
Accumulation Units .....................................................         $82,311,247         $ 8,117,110       $ 9,145,127
Accumulation nonunitized ...............................................                  --                  --                --
Retained by Equitable Life in Separate Account FP ......................              45,317              39,443            16,475
                                                                                 -----------         -----------       -----------
Total net assets .......................................................         $82,356,564         $ 8,156,553       $ 9,161,602
                                                                                 ===========         ===========       ===========
Investments in shares of The Trust, at cost ............................         $84,824,318         $ 8,007,129       $ 8,988,847
Trust shares held
 Class A ...............................................................                  --                  --                --
 Class B ...............................................................           7,001,105             744,002           897,037
Units outstanding (000's):
IL Plus Original Series, IL COLI, Incentive Life COLI -
 Class A and B 0.00% ...................................................                 170                  24                12
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after,
 Survivorship Incentive Life - Class A and B 0.60% .....................                 520                  48                74
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after -
 Class A and B 0.60% ...................................................                  --                  --                --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000 - Class A and B 0.60% ...................................                  --                  --                --
IL Protector - Class A and B 0.80% .....................................                   4                  --                --
Survivorship 2000 - Class A and B 0.90% ................................                  64                   1                 2
Incentive Life 2000 Sales 1999 and after, Survivorship
 Incentive Life - Class B 0.60% ........................................                   5                  --                --
Survivorship Incentive Life - Class B 0.60% ............................                  --                  --                --
Accumulator Life - Class B 1.35% .......................................                  --                  --                --
Unit value:
IL Plus Original Series, IL COLI, Incentive Life COLI -
 Class A and B 0.00% ...................................................         $     97.45         $    112.11       $    105.12
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after,
 Survivorship Incentive Life - Class A and B 0.60% .....................         $    111.27         $    110.55       $    103.65
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after -
 Class A and B 0.60% ...................................................         $        --         $        --       $        --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000 - Class A and B 0.60% ...................................         $        --         $        --       $        --
IL Protector - Class A and B 0.80% .....................................         $     95.61         $    110.03       $    103.17
Survivorship 2000 - Class A and B 0.90% ................................         $    110.12         $    109.77       $    102.92
Incentive Life 2000 Sales 1999 and after, Survivorship
 Incentive Life - Class B 0.60% ........................................         $     95.56         $        --       $        --
Survivorship Incentive Life - Class B 0.60% ............................         $        --         $        --       $        --
Accumulator Life - Class B 1.35% .......................................         $     94.36         $    107.84       $    100.40

                                                                                 EQ/Emerging       EQ/Equity 500        EQ/Evergreen
                                                                               Markets Equity           Index               Omega
                                                                               --------------      -------------        ------------
Assets:
Investments in shares of The Trust, at fair value ......................        $ 36,713,637        $614,982,397        $  1,192,831
Receivable for Trust shares sold .......................................           3,273,037           2,404,471                  --
Receivable for policy-related transactions .............................                  --                  --                 703
                                                                                ------------        ------------        ------------
  Total assets .........................................................          39,986,674         617,386,868           1,193,534
                                                                                ------------        ------------        ------------
Liabilities:
Payable for Trust shares purchased .....................................                  --                  --                 703
Payable for policy-related transactions ................................           3,273,686           2,000,478                  --
                                                                                ------------        ------------        ------------
  Total liabilities ....................................................           3,273,686           2,000,478                 703
                                                                                ------------        ------------        ------------
Net Assets .............................................................        $ 36,712,988        $615,386,390        $  1,192,831
                                                                                ============        ============        ============
Net Assets:
Accumulation Units .....................................................        $ 36,695,411        $614,813,868        $  1,189,235
Accumulation nonunitized ...............................................                  --             429,867                  --
Retained by Equitable Life in Separate Account FP ......................              17,577             142,655               3,596
                                                                                ------------        ------------        ------------
Total net assets .......................................................        $ 36,712,988        $615,386,390        $  1,192,831
                                                                                ============        ============        ============
Investments in shares of The Trust, at cost ............................        $ 48,110,760        $651,785,763        $  1,308,398
Trust shares held
 Class A ...............................................................                  --          25,644,447                  --
 Class B ...............................................................           6,538,162           2,256,114             149,336
Units outstanding (000's):
IL Plus Original Series, IL COLI, Incentive Life COLI -
 Class A and B 0.00% ...................................................                 131                 412                   4
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after,
 Survivorship Incentive Life - Class A and B 0.60% .....................                  --                  --                  12
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after -
 Class A and B 0.60% ...................................................                 404                  --                  --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000 - Class A and B 0.60% ...................................                  --               1,511                  --
IL Protector - Class A and B 0.80% .....................................                   2                  19                  --
Survivorship 2000 - Class A and B 0.90% ................................                  25                 211                  --
Incentive Life 2000 Sales 1999 and after, Survivorship
 Incentive Life - Class B 0.60% ........................................                  --                 575                  --
Survivorship Incentive Life - Class B 0.60% ............................                  12                  --                  --
Accumulator Life - Class B 1.35% .......................................                  --                  --                  --
Unit value:
IL Plus Original Series, IL COLI, Incentive Life COLI -
 Class A and B 0.00% ...................................................        $      64.83        $     271.91        $      78.47
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after,
 Survivorship Incentive Life - Class A and B 0.60% .....................        $         --        $         --        $      74.98
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after -
 Class A and B 0.60% ...................................................        $      63.15        $         --        $         --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000 - Class A and B 0.60% ...................................        $         --        $     262.11        $         --
IL Protector - Class A and B 0.80% .....................................        $      62.59        $     181.73        $      77.01
Survivorship 2000 - Class A and B 0.90% ................................        $      62.32        $     255.97        $      76.83
Incentive Life 2000 Sales 1999 and after, Survivorship
 Incentive Life - Class B 0.60% ........................................        $         --        $      85.84        $         --
Survivorship Incentive Life - Class B 0.60% ............................        $      85.61        $         --        $         --
Accumulator Life - Class B 1.35% .......................................        $      92.15        $      81.74        $      75.99

                                                                                                            EQ/FI Small/Mid
                                                                                    EQ/FI Mid Cap              Cap Value
                                                                                    -------------           ---------------
Assets:
Investments in shares of The Trust, at fair value .......................            $15,113,216             $ 80,441,823
Receivable for Trust shares sold ........................................               715,529                        --
Receivable for policy-related transactions ..............................                    --                 1,101,947
                                                                                     -----------             ------------
  Total assets ..........................................................            15,828,745                81,543,770
                                                                                     -----------             ------------
Liabilities:
Payable for Trust shares purchased ......................................                    --                 1,108,964
Payable for policy-related transactions .................................               712,158                        --
                                                                                     -----------             ------------
  Total liabilities .....................................................               712,158                 1,108,964
                                                                                     -----------             ------------
Net Assets ..............................................................            $15,116,587             $ 80,434,806
                                                                                     ===========             ============
Net Assets:
Accumulation Units ......................................................            $15,038,654             $ 80,367,708
Accumulation nonunitized ................................................                    --                        --
Retained by Equitable Life in Separate Account FP .......................                77,933                    67,098
                                                                                     -----------             ------------
Total net assets ........................................................            $15,116,587             $ 80,434,806
                                                                                     ===========             ============
Investments in shares of The Trust, at cost .............................            $14,951,456             $ 78,149,828
Trust shares held
 Class A ................................................................                    --                        --
 Class B ................................................................             1,743,623                 6,930,973
Units outstanding (000's):
IL Plus Original Series, IL COLI, Incentive Life COLI -
 Class A and B 0.00% ....................................................                    14                        90
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after,
 Survivorship Incentive Life - Class A and B 0.60% ......................                   151                        --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after -
 Class A and B 0.60% ....................................................                    --                        --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000 - Class A and B 0.60% ....................................                    --                        13
IL Protector - Class A and B 0.80% ......................................                    --                         4
Survivorship 2000 - Class A and B 0.90% .................................                     9                        47
Incentive Life 2000 Sales 1999 and after, Survivorship
 Incentive Life - Class B 0.60% .........................................                    --                       538
Survivorship Incentive Life - Class B 0.60% .............................                    --                        --
Accumulator Life - Class B 1.35% ........................................                    --                        --
Unit value:
IL Plus Original Series, IL COLI, Incentive Life COLI -
 Class A and B 0.00% ....................................................            $    86.96              $     119.34
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after,
 Survivorship Incentive Life - Class A and B 0.60% ......................            $    86.26              $         --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after -
 Class A and B 0.60% ....................................................            $       --              $         --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000 - Class A and B 0.60% ....................................            $       --              $     116.03
IL Protector - Class A and B 0.80% ......................................            $    86.03              $     114.94
Survivorship 2000 - Class A and B 0.90% .................................            $    85.92              $     114.40
Incentive Life 2000 Sales 1999 and after, Survivorship
 Incentive Life - Class B 0.60% .........................................            $       --              $     112.71
Survivorship Incentive Life - Class B 0.60% .............................            $       --              $         --
Accumulator Life - Class B 1.35% ........................................            $    85.40              $      88.78

-------
The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (Concluded)

DECEMBER 31, 2001

                                                                                               EQ/Janus
                                                                                               Large Cap     EQ/Marsico
                                                                                                Growth          Focus
                                                                                             ------------    ---------
Assets:
Investments in shares of The Trust, at fair value ........................................   $ 13,694,166    $ 699,409
Receivable for Trust shares sold .........................................................             --           --
Receivable for policy-related transactions ...............................................        113,253        2,623
                                                                                             ------------    ---------
  Total assets ...........................................................................     13,807,419      702,032
                                                                                             ------------    ---------
Liabilities:
Payable for Trust shares purchased .......................................................        113,508        2,623
Payable for policy-related transactions ..................................................             --           --
                                                                                             ------------    ---------
  Total liabilities ......................................................................        113,508        2,623
                                                                                             ------------    ---------
Net Assets ...............................................................................   $ 13,693,911    $ 699,409
                                                                                             ============    =========
Net Assets:
Accumulation Units .......................................................................   $ 13,648,368    $ 699,052
Accumulation nonunitized .................................................................             --           --
Retained by Equitable Life in Separate Account FP ........................................         45,543          357
                                                                                             ------------    ---------
Total net assets .........................................................................   $ 13,693,911    $ 699,409
                                                                                             ============    =========
Investments in shares of The Trust, at cost ..............................................   $ 14,977,756    $ 690,950
Trust shares held
 Class A .................................................................................             --           --
 Class B .................................................................................      2,110,977       61,395
Units outstanding (000's):
IL Plus Original Series, IL COLI, Incentive Life COLI - Class A and B 0.00% ..............             31           --
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life
2000 Sales 1999 and after, Survivorship Incentive Life - Class A and B 0.60% .............            173            6
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life
2000 Sales 1999 and after - Class A and B 0.60% ..........................................             --           --
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000 - Class A and B
 0.60% ...................................................................................             --           --
IL Protector - Class A and B 0.80% .......................................................              1           --
Survivorship 2000 - Class A and B 0.90% ..................................................              6            1
Incentive Life 2000 Sales 1999 and after, Survivorship Incentive Life - Class B 0.60% ....             --           --
Survivorship Incentive Life - Class B 0.60% ..............................................             --           --
Accumulator Life - Class B 1.35% .........................................................             --           --
Unit value:
IL Plus Original Series, IL COLI, Incentive Life COLI - Class A and B 0.00% ..............   $      64.96    $  106.25
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life
2000 Sales 1999 and after, Survivorship Incentive Life - Class A and B 0.60% .............   $      64.44    $  106.09
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life
2000 Sales 1999 and after - Class A and B 0.60% ..........................................   $         --    $      --
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000 - Class A and B
 0.60% ...................................................................................   $         --    $      --
IL Protector - Class A and B 0.80% .......................................................   $      64.27    $  106.04
Survivorship 2000 - Class A and B 0.90% ..................................................   $      64.18    $  106.01
Incentive Life 2000 Sales 1999 and after, Survivorship Incentive Life - Class B 0.60% ....   $         --    $      --
Survivorship Incentive Life - Class B 0.60% ..............................................   $         --    $      --
Accumulator Life - Class B 1.35% .........................................................   $      63.79    $  105.90


                                                                                                   EQ/Mercury
                                                                                                      Basic
                                                                                                  Value Equity
                                                                                                --------------
Assets:
Investments in shares of The Trust, at fair value ........................................        $ 97,534,467
Receivable for Trust shares sold .........................................................                  --
Receivable for policy-related transactions ...............................................             131,827
                                                                                                  ------------
  Total assets ...........................................................................          97,666,294
                                                                                                  ------------
Liabilities:
Payable for Trust shares purchased .......................................................             134,938
Payable for policy-related transactions ..................................................                  --
                                                                                                  ------------
  Total liabilities ......................................................................             134,938
                                                                                                  ------------
Net Assets ...............................................................................        $ 97,531,356
                                                                                                  ============
Net Assets:
Accumulation Units .......................................................................        $ 97,457,327
Accumulation nonunitized .................................................................                  --
Retained by Equitable Life in Separate Account FP ........................................              74,029
                                                                                                  ------------
Total net assets .........................................................................        $ 97,531,356
                                                                                                  ============
Investments in shares of The Trust, at cost ..............................................        $ 96,650,871
Trust shares held
 Class A .................................................................................                  --
 Class B .................................................................................           7,081,515
Units outstanding (000's):
IL Plus Original Series, IL COLI, Incentive Life COLI - Class A and B 0.00% ..............                  96
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life
2000 Sales 1999 and after, Survivorship Incentive Life - Class A and B 0.60% .............                  --
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life
2000 Sales 1999 and after - Class A and B 0.60% ..........................................                 386
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000 - Class A and B
 0.60% ...................................................................................                  --
IL Protector - Class A and B 0.80% .......................................................                   4
Survivorship 2000 - Class A and B 0.90% ..................................................                  46
Incentive Life 2000 Sales 1999 and after, Survivorship Incentive Life - Class B 0.60% ....                  --
Survivorship Incentive Life - Class B 0.60% ..............................................                  20
Accumulator Life - Class B 1.35% .........................................................                  --
Unit value:
IL Plus Original Series, IL COLI, Incentive Life COLI - Class A and B 0.00% ..............        $     183.25
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life
2000 Sales 1999 and after, Survivorship Incentive Life - Class A and B 0.60% .............        $         --
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life
2000 Sales 1999 and after - Class A and B 0.60% ..........................................        $     178.18
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000 - Class A and B
 0.60% ...................................................................................        $         --
IL Protector - Class A and B 0.80% .......................................................        $     176.51
Survivorship 2000 - Class A and B 0.90% ..................................................        $     175.68
Incentive Life 2000 Sales 1999 and after, Survivorship Incentive Life - Class B 0.60% ....        $         --
Survivorship Incentive Life - Class B 0.60% ..............................................        $     116.52
Accumulator Life - Class B 1.35% .........................................................        $     132.83



                                                                                                   EQ/MFS
                                                                                                  Emerging
                                                                                                   Growth              EQ/MFS
                                                                                                 Companies        Investors Trust
                                                                                          -- -----------------   -----------------
Assets:
Investments in shares of The Trust, at fair value ........................................     $ 216,263,275        $ 4,121,986
Receivable for Trust shares sold .........................................................         4,683,326              8,883
Receivable for policy-related transactions ...............................................                --                 --
                                                                                               -------------        -----------
  Total assets ...........................................................................       220,946,601          4,130,869
                                                                                               -------------        -----------
Liabilities:
Payable for Trust shares purchased .......................................................                --                 --
Payable for policy-related transactions ..................................................         4,686,319             35,338
                                                                                               -------------        -----------
  Total liabilities ......................................................................         4,686,319             35,338
                                                                                               -------------        -----------
Net Assets ...............................................................................     $ 216,260,282        $ 4,095,531
                                                                                               =============        ===========
Net Assets:
Accumulation Units .......................................................................     $ 216,160,799        $ 4,077,341
Accumulation nonunitized .................................................................                --                 --
Retained by Equitable Life in Separate Account FP ........................................            99,483             18,190
                                                                                               -------------        -----------
Total net assets .........................................................................     $ 216,260,282        $ 4,095,531
                                                                                               =============        ===========
Investments in shares of The Trust, at cost ..............................................     $ 290,047,429        $ 4,532,668
Trust shares held
 Class A .................................................................................                --                 --
 Class B .................................................................................        15,783,363            459,475
Units outstanding (000's):
IL Plus Original Series, IL COLI, Incentive Life COLI - Class A and B 0.00% ..............               158                  6
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life
2000 Sales 1999 and after, Survivorship Incentive Life - Class A and B 0.60% .............                --                 41
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life
2000 Sales 1999 and after - Class A and B 0.60% ..........................................             1,163                 --
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000 - Class A and B
 0.60% ...................................................................................                --                 --
IL Protector - Class A and B 0.80% .......................................................                 9                 --
Survivorship 2000 - Class A and B 0.90% ..................................................                76                  1
Incentive Life 2000 Sales 1999 and after, Survivorship Incentive Life - Class B 0.60% ....                --                 --
Survivorship Incentive Life - Class B 0.60% ..............................................                74                 --
Accumulator Life - Class B 1.35% .........................................................                --                 --
Unit value:
IL Plus Original Series, IL COLI, Incentive Life COLI - Class A and B 0.00% ..............     $      153.10        $     86.36
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life
2000 Sales 1999 and after, Survivorship Incentive Life - Class A and B 0.60% .............     $          --        $     85.03
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life
2000 Sales 1999 and after - Class A and B 0.60% ..........................................     $      148.86        $        --
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000 - Class A and B
 0.60% ...................................................................................     $          --        $        --
IL Protector - Class A and B 0.80% .......................................................     $      147.47        $     84.59
Survivorship 2000 - Class A and B 0.90% ..................................................     $      146.78        $     84.37
Incentive Life 2000 Sales 1999 and after, Survivorship Incentive Life - Class B 0.60% ....     $          --        $        --
Survivorship Incentive Life - Class B 0.60% ..............................................     $       85.53        $        --
Accumulator Life - Class B 1.35% .........................................................     $       96.14        $     84.83




                                                                                                EQ/MFS
                                                                                               Research
                                                                                           ---------------
Assets:
Investments in shares of The Trust, at fair value ........................................   $ 57,601,743
Receivable for Trust shares sold .........................................................      1,222,382
Receivable for policy-related transactions ...............................................             --
                                                                                             ------------
  Total assets ...........................................................................     58,824,125
                                                                                             ------------
Liabilities:
Payable for Trust shares purchased .......................................................             --
Payable for policy-related transactions ..................................................      1,222,364
                                                                                             ------------
  Total liabilities ......................................................................      1,222,364
                                                                                             ------------
Net Assets ...............................................................................   $ 57,601,761
                                                                                             ============
Net Assets:
Accumulation Units .......................................................................   $ 57,536,534
Accumulation nonunitized .................................................................             --
Retained by Equitable Life in Separate Account FP ........................................         65,227
                                                                                             ------------
Total net assets .........................................................................   $ 57,601,761
                                                                                             ============
Investments in shares of The Trust, at cost ..............................................   $ 63,150,896
Trust shares held
 Class A .................................................................................             --
 Class B .................................................................................      5,127,746
Units outstanding (000's):
IL Plus Original Series, IL COLI, Incentive Life COLI - Class A and B 0.00% ..............             82
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life
2000 Sales 1999 and after, Survivorship Incentive Life - Class A and B 0.60% .............             --
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life
2000 Sales 1999 and after - Class A and B 0.60% ..........................................            323
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000 - Class A and B
 0.60% ...................................................................................             --
IL Protector - Class A and B 0.80% .......................................................              4
Survivorship 2000 - Class A and B 0.90% ..................................................             28
Incentive Life 2000 Sales 1999 and after, Survivorship Incentive Life - Class B 0.60% ....             --
Survivorship Incentive Life - Class B 0.60% ..............................................             17
Accumulator Life - Class B 1.35% .........................................................             --
Unit value:
IL Plus Original Series, IL COLI, Incentive Life COLI - Class A and B 0.00% ..............   $     131.34
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life
2000 Sales 1999 and after, Survivorship Incentive Life - Class A and B 0.60% .............   $         --
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life
2000 Sales 1999 and after - Class A and B 0.60% ..........................................   $     127.70
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000 - Class A and B
 0.60% ...................................................................................   $         --
IL Protector - Class A and B 0.80% .......................................................   $     126.51
Survivorship 2000 - Class A and B 0.90% ..................................................   $     125.91
Incentive Life 2000 Sales 1999 and after, Survivorship Incentive Life - Class B 0.60% ....   $         --
Survivorship Incentive Life - Class B 0.60% ..............................................   $      85.96
Accumulator Life - Class B 1.35% .........................................................   $      88.20


                                                                                               EQ/Putnam      EQ/T. Rowe Price
                                                                                            Growth & Income    International
                                                                                                 Value             Stock
                                                                                           ----------------- -----------------
Assets:
Investments in shares of The Trust, at fair value ........................................   $ 29,065,646      $ 52,906,817
Receivable for Trust shares sold .........................................................             --         3,140,808
Receivable for policy-related transactions ...............................................          4,489                --
                                                                                             ------------      ------------
  Total assets ...........................................................................     29,070,135        56,047,625
                                                                                             ------------      ------------
Liabilities:
Payable for Trust shares purchased .......................................................          8,994                --
Payable for policy-related transactions ..................................................             --         3,140,339
                                                                                             ------------      ------------
  Total liabilities ......................................................................          8,994         3,140,339
                                                                                             ------------      ------------
Net Assets ...............................................................................   $ 29,061,141      $ 52,907,286
                                                                                             ============      ============
Net Assets:
Accumulation Units .......................................................................   $ 29,004,102      $ 52,848,336
Accumulation nonunitized .................................................................             --                --
Retained by Equitable Life in Separate Account FP ........................................         57,039            58,950
                                                                                             ------------      ------------
Total net assets .........................................................................   $ 29,061,141      $ 52,907,286
                                                                                             ============      ============
Investments in shares of The Trust, at cost ..............................................   $ 30,524,807      $ 67,553,791
Trust shares held
 Class A .................................................................................             --                --
 Class B .................................................................................      2,577,866         6,339,550
Units outstanding (000's):
IL Plus Original Series, IL COLI, Incentive Life COLI - Class A and B 0.00% ..............             42               113
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life
2000 Sales 1999 and after, Survivorship Incentive Life - Class A and B 0.60% .............             --                --
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life
2000 Sales 1999 and after - Class A and B 0.60% ..........................................            159               395
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000 - Class A and B
 0.60% ...................................................................................             --                --
IL Protector - Class A and B 0.80% .......................................................              2                 2
Survivorship 2000 - Class A and B 0.90% ..................................................             16                52
Incentive Life 2000 Sales 1999 and after, Survivorship Incentive Life - Class B 0.60% ....             --                --
Survivorship Incentive Life - Class B 0.60% ..............................................             16                16
Accumulator Life - Class B 1.35% .........................................................             --                --
Unit value:
IL Plus Original Series, IL COLI, Incentive Life COLI - Class A and B 0.00% ..............   $     128.70      $      93.88
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life
2000 Sales 1999 and after, Survivorship Incentive Life - Class A and B 0.60% .............   $         --      $         --
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life
2000 Sales 1999 and after - Class A and B 0.60% ..........................................   $     125.14      $      91.28
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000 - Class A and B
 0.60% ...................................................................................   $         --      $         --
IL Protector - Class A and B 0.80% .......................................................   $     123.96      $      90.42
Survivorship 2000 - Class A and B 0.90% ..................................................   $     123.38      $      90.00
Incentive Life 2000 Sales 1999 and after, Survivorship Incentive Life - Class B 0.60% ....   $         --      $         --
Survivorship Incentive Life - Class B 0.60% ..............................................   $      87.82      $      81.73
Accumulator Life - Class B 1.35% .........................................................   $      95.74      $      79.63

-------
The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31,

                                                            EQ/Aggressive Stock
                                            ---------------------------------------------------
                                                   2001              2000             1999
                                            ----------------- ----------------- ---------------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ................  $    3,459,227    $    3,434,784    $   3,163,286
 Expenses:
  Mortality and expense risk charges ......       3,763,915         5,519,701        5,481,701
                                             --------------    --------------    -------------
Net Investment Income (Loss) ..............        (304,688)       (2,084,917)      (2,318,415)
                                             --------------    --------------    -------------
Realized and Unrealized Gain (Loss)
 on Investments:
  Realized gain (loss) on investments .....    (212,487,401)       67,261,897      (27,888,194)
  Realized gain distribution from The
   Trust ..................................              --        62,772,904       61,642,419
                                             --------------    --------------    -------------
 Net realized gain (loss) .................    (212,487,401)      130,034,801       33,754,225
                                             --------------    --------------    -------------
 Change in unrealized appreciation
  (depreciation) of investments ...........       3,263,156      (261,224,627)     132,094,676
                                             --------------    --------------    -------------
Net Realized and Unrealized Gain
 (Loss) on Investments ....................    (209,224,245)     (131,189,826)     165,848,901
                                             --------------    --------------    -------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ................  $ (209,528,933)   $ (133,274,743)   $ 163,530,486
                                             ==============    ==============    =============


                                                          EQ/Alliance Common Stock               EQ/Alliance Global
                                            ---------------------------------------------------- ------------------
                                                   2001               2000             1999             2001
                                            ----------------- ------------------- -------------- -----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ................  $   66,366,976    $      20,631,257   $ 20,107,533   $           --
 Expenses:
  Mortality and expense risk charges ......      16,024,667           19,465,147     19,069,959        3,004,676
                                             --------------    -----------------   ------------   --------------
Net Investment Income (Loss) ..............      50,342,309            1,166,110      1,037,574       (3,004,676)
                                             --------------    -----------------   ------------   --------------
Realized and Unrealized Gain (Loss)
 on Investments:
  Realized gain (loss) on investments .....    (102,598,622)         227,158,194    221,690,581     (149,274,922)
  Realized gain distribution from The
   Trust ..................................       3,428,990          596,359,479    497,324,765          229,470
                                             --------------    -----------------   ------------   --------------
 Net realized gain (loss) .................     (99,169,632)         823,517,673    719,015,346     (149,045,452)
                                             --------------    -----------------   ------------   --------------
 Change in unrealized appreciation
  (depreciation) of investments ...........    (277,010,784)      (1,333,854,337)    13,099,046       30,847,371
                                             --------------    -----------------   ------------   --------------
Net Realized and Unrealized Gain
 (Loss) on Investments ....................    (376,180,416)        (510,336,664)   732,114,392     (118,198,081)
                                             --------------    -----------------   ------------   --------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ................  $ (325,838,107)   $    (509,170,554)  $733,151,966   $ (121,202,757)
                                             ==============    =================   ============   ==============


                                                   EQ/Alliance Global
                                            ---------------------------------
                                                   2000             1999
                                            ----------------- ---------------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ................  $    1,173,280    $    561,424
 Expenses:
  Mortality and expense risk charges ......       4,131,640       3,438,444
                                             --------------    ------------
Net Investment Income (Loss) ..............      (2,958,360)     (2,877,020)
                                             --------------    ------------
Realized and Unrealized Gain (Loss)
 on Investments:
  Realized gain (loss) on investments .....      44,316,191      67,795,783
  Realized gain distribution from The
   Trust ..................................      66,324,943      44,485,709
                                             --------------    ------------
 Net realized gain (loss) .................     110,641,134     112,281,492
                                             --------------    ------------
 Change in unrealized appreciation
  (depreciation) of investments ...........    (247,293,351)     89,001,859
                                             --------------    ------------
Net Realized and Unrealized Gain
 (Loss) on Investments ....................    (136,652,217)    201,283,351
                                             --------------    ------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ................  $ (139,610,577)   $198,406,331
                                             ==============    ============

-------
(a) Commenced operations on June 4, 1999.
(b) Commenced operations on August 30, 1999.
(c) Commenced operations on May 2, 2000.
(d) Commenced operations on September 5, 2000.
(e) Commenced operations on October 22, 2001.
The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                     EQ/Alliance Growth and Income
                                            ------------------------------------------------
                                                  2001            2000             1999
                                            --------------- ---------------- ---------------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ................  $   3,584,835   $    2,446,807    $   530,384
 Expenses:
  Mortality and expense risk charges ......      1,879,561        1,420,402      1,048,745
                                             -------------   --------------    -----------
Net Investment Income (Loss) ..............      1,705,274        1,026,405       (518,361)
                                             -------------   --------------    -----------
Realized and Unrealized Gain (Loss)
 on Investments:
  Realized gain (loss) on investments .....     (9,356,403)      26,185,528        730,688
  Realized gain distribution from The
   Trust ..................................     15,642,007       27,698,101     20,855,872
                                             -------------   --------------    -----------
 Net realized gain (loss) .................      6,285,604       53,883,629     21,586,560
                                             -------------   --------------    -----------
 Change in unrealized appreciation
  (depreciation) of investments ...........    (14,338,526)     (35,037,744)    10,929,728
                                             -------------   --------------    -----------
Net Realized and Unrealized Gain
 (Loss) on Investments ....................     (8,052,922)      18,845,885     32,516,288
                                             -------------   --------------    -----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ................  $  (6,347,648)  $   19,872,290    $31,997,927
                                             =============   ==============    ===========



                                                       EQ/Alliance Growth Investors
                                            --------------------------------------------------
                                                   2001              2000            1999
                                            ----------------- ----------------- --------------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ................  $   20,405,940    $   21,379,395    $ 17,092,741
 Expenses:
  Mortality and expense risk charges ......       5,902,954         6,959,631       6,207,073
                                             --------------    --------------    ------------
Net Investment Income (Loss) ..............      14,502,986        14,419,764      10,885,668
                                             --------------    --------------    ------------
Realized and Unrealized Gain (Loss)
 on Investments:
  Realized gain (loss) on investments .....        (315,664)       16,392,372      15,284,978
  Realized gain distribution from The
   Trust ..................................              --        77,354,978     104,658,738
                                             --------------    --------------    ------------
 Net realized gain (loss) .................        (315,664)       93,747,350     119,943,716
                                             --------------    --------------    ------------
 Change in unrealized appreciation
  (depreciation) of investments ...........    (157,828,803)     (196,393,672)    120,308,421
                                             --------------    --------------    ------------
Net Realized and Unrealized Gain
 (Loss) on Investments ....................    (158,144,467)     (102,646,322)    240,252,137
                                             --------------    --------------    ------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ................  $ (143,641,481)   $  (88,226,558)   $251,137,805
                                             ==============    ==============    ============



                                                          EQ/Alliance High Yield
                                            -------------------------------------------------
                                                  2001             2000            1999
                                            ---------------- --------------------------------
Income and Expenses:
 Investment Income:                          $   11,845,816   $  14,140,763   $  17,378,455
  Dividends from The Trust ................
 Expenses:                                          663,565         730,110         889,065
  Mortality and expense risk charges ......  --------------   -------------   -------------
                                                 11,182,251      13,410,653      16,489,390
Net Investment Income (Loss) ..............  --------------   -------------   -------------

Realized and Unrealized Gain (Loss)
 on Investments:                                (19,177,544)    (14,615,073)    (15,192,553)
  Realized gain (loss) on investments .....
  Realized gain distribution from The                    --              --         161,999
   Trust ..................................  --------------   -------------   -------------
                                                (19,177,544)    (14,615,073)    (15,030,554)
 Net realized gain (loss) .................  --------------   -------------   -------------

 Change in unrealized appreciation                8,741,806     (11,205,680)     (7,843,498)
  (depreciation) of investments ...........  --------------   -------------   -------------

Net Realized and Unrealized Gain                (10,435,738)    (25,820,753)    (22,874,052)
 (Loss) on Investments ....................  --------------   -------------   -------------

Net Increase (Decrease) in Net Assets        $      746,513   $ (12,410,100)  $  (6,384,662)
 Resulting from Operations ................  ==============   =============   =============


-------
(a) Commenced operations on June 4, 1999.
(b) Commenced operations on August 30, 1999.
(c) Commenced operations on May 2, 2000.
(d) Commenced operations on September 5, 2000.
(e) Commenced operations on October 22, 2001.
The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                EQ/Alliance Intermediate
                                                  Government Securities
                                       -------------------------------------------
                                            2001          2000           1999
                                       ------------- ------------- ---------------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ...........  $4,259,499    $4,305,611    $   4,049,521
 Expenses:
  Mortality and expense risk charges .     252,420       193,617          378,916
                                        ----------    ----------    -------------
Net Investment Income (Loss) .........   4,007,079     4,111,994        3,670,605
                                        ----------    ----------    -------------
Realized and Unrealized Gain (Loss)
 on Investments:
  Realized gain (loss) on investments    1,290,483        (3,837)        (194,507)
  Realized gain distribution from The
   Trust .............................          --            --               --
                                        ----------    ----------    -------------
 Net realized gain (loss) ............   1,290,483        (3,837)        (194,507)
                                        ----------    ----------    -------------
 Change in unrealized appreciation
  (depreciation) of investments ......   1,797,986     2,567,919       (3,783,549)
                                        ----------    ----------    -------------
Net Realized and Unrealized Gain
 (Loss) on Investments ...............   3,088,469     2,564,082       (3,978,056)
                                        ----------    ----------    -------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ...........  $7,095,548    $6,676,076    $    (307,451)
                                        ==========    ==========    =============



                                                    EQ/Alliance International
                                       ---------------------------------------------------
                                              2001              2000             1999
                                       ----------------- ----------------- ---------------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ...........   $   1,012,415     $     367,531     $        --
 Expenses:
  Mortality and expense risk charges .         324,908           438,450         321,035
                                         -------------     -------------     -----------
Net Investment Income (Loss) .........         687,507           (70,919)       (321,035)
                                         -------------     -------------     -----------
Realized and Unrealized Gain (Loss)
 on Investments:
  Realized gain (loss) on investments       (8,267,592)       (1,758,393)      1,164,532
  Realized gain distribution from The
   Trust .............................         262,362         6,771,361       1,299,989
                                         -------------     -------------     -----------
 Net realized gain (loss) ............      (8,005,230)        5,012,968       2,464,521
                                         -------------     -------------     -----------
 Change in unrealized appreciation
  (depreciation) of investments ......      (9,474,456)      (26,115,157)     19,788,723
                                         -------------     -------------     -----------
Net Realized and Unrealized Gain
 (Loss) on Investments ...............     (17,479,686)      (21,102,189)     22,253,244
                                         -------------     -------------     -----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ...........   $ (16,792,179)    $ (21,173,108)    $21,932,209
                                         =============     =============     ===========



                                                  EQ/Alliance Money Market
                                        ---------------------------------------------
                                             2001            2000           1999
                                        -------------- ------------------------------

Income and Expenses:
 Investment Income:                      $ 14,248,528   $   20,530,134  $13,943,193
  Dividends from The Trust ...........
 Expenses:                                  2,107,718        1,779,469    1,613,234
  Mortality and expense risk charges .   ------------   --------------  -----------
                                           12,140,810       18,750,665   12,329,959
Net Investment Income (Loss) .........   ------------   --------------  -----------

Realized and Unrealized Gain (Loss)
 on Investments:                           (1,312,388)      13,088,236      517,935
  Realized gain (loss) on investments
  Realized gain distribution from The              --          429,300       10,344
   Trust .............................   ------------   --------------  -----------
                                           (1,312,388)      13,517,536      528,279
 Net realized gain (loss) ............   ------------   --------------  -----------

 Change in unrealized appreciation          2,210,091      (12,753,418)    (219,635)
  (depreciation) of investments ......   ------------   --------------  -----------

Net Realized and Unrealized Gain              897,703          764,118      308,644
 (Loss) on Investments ...............   ------------   --------------  -----------

Net Increase (Decrease) in Net Assets    $ 13,038,513   $   19,514,783  $12,638,603
 Resulting from Operations ...........   ============   ==============  ===========


-------
(a) Commenced operations on June 4, 1999.
(b) Commenced operations on August 30, 1999.
(c) Commenced operations on May 2, 2000.
(d) Commenced operations on September 5, 2000.
(e) Commenced operations on October 22, 2001.
The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                EQ/Alliance Premier Growth (a)
                                       -------------------------------------------------
                                              2001             2000            1999
                                       ----------------- ---------------- --------------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ...........  $        9,667    $   2,922,865     $   30,540
 Expenses:
  Mortality and expense risk charges .         955,890        2,519,013         63,730
                                        --------------    -------------     ----------
Net Investment Income (Loss) .........        (946,223)         403,852        (33,190)
                                        --------------    -------------     ----------
Realized and Unrealized Gain (Loss)
 on Investments:
  Realized gain (loss) on investments     (127,060,769)       1,799,789         83,605
  Realized gain distribution from The
   Trust .............................              --               --        106,890
                                        --------------    -------------     ----------
 Net realized gain (loss) ............    (127,060,769)       1,799,789        190,495
                                        --------------    -------------     ----------
 Change in unrealized appreciation
  (depreciation) of investments ......      66,507,612      (83,349,563)     5,068,707
                                        --------------    -------------     ----------
Net Realized and Unrealized Gain
 (Loss) on Investments ...............     (60,553,157)     (81,549,774)     5,259,202
                                        --------------    -------------     ----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ...........  $  (61,499,380)   $ (81,145,922)    $5,226,012
                                        ==============    =============     ==========



                                                  EQ/Alliance Quality Bond
                                       -----------------------------------------------
                                             2001           2000            1999
                                       --------------- -------------- ----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ...........  $  7,364,252    $ 27,213,134   $  12,542,857
 Expenses:
  Mortality and expense risk charges .       885,373       2,318,268       1,329,147
                                        ------------    ------------   -------------
Net Investment Income (Loss) .........     6,478,879      24,894,866      11,213,710
                                        ------------    ------------   -------------
Realized and Unrealized Gain (Loss)
 on Investments:
  Realized gain (loss) on investments     16,218,499      (1,145,872)     (1,493,664)
  Realized gain distribution from The
   Trust .............................            --              --         870,458
                                        ------------    ------------   -------------
 Net realized gain (loss) ............    16,218,499      (1,145,872)       (623,206)
                                        ------------    ------------   -------------
 Change in unrealized appreciation
  (depreciation) of investments ......    (6,369,381)     21,376,212     (16,621,791)
                                        ------------    ------------   -------------
Net Realized and Unrealized Gain
 (Loss) on Investments ...............     9,849,118      20,230,340     (17,244,997)
                                        ------------    ------------   -------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ...........  $ 16,327,997    $ 45,125,206   $  (6,031,287)
                                        ============    ============   =============





                                                  EQ/Alliance Small Cap Growth
                                       ------------------------------------------------
                                             2001             2000            1999
                                       ---------------- -------------------------------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ...........  $   1,582,483    $           --   $        --
 Expenses:
  Mortality and expense risk charges .        753,493           616,222       284,347
                                        -------------    --------------   -----------
Net Investment Income (Loss) .........        828,990          (616,222)     (284,347)
                                        -------------    --------------   -----------
Realized and Unrealized Gain (Loss)
 on Investments:
  Realized gain (loss) on investments     (29,857,146)       35,932,898     4,345,484
  Realized gain distribution from The
   Trust .............................        647,769        16,396,188            --
                                        -------------    --------------   -----------
 Net realized gain (loss) ............    (29,209,377)       52,329,086     4,345,484
                                        -------------    --------------   -----------
 Change in unrealized appreciation
  (depreciation) of investments ......     10,471,452       (35,002,229)   15,295,322
                                        -------------    --------------   -----------
Net Realized and Unrealized Gain
 (Loss) on Investments ...............    (18,737,925)       17,326,857    19,640,806
                                        -------------    --------------   -----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ...........  $ (17,908,935)   $   16,710,635   $19,356,459
                                        =============    ==============   ===========

-------
(a) Commenced operations on June 4, 1999.
(b) Commenced operations on August 30, 1999.
(c) Commenced operations on May 2, 2000.
(d) Commenced operations on September 5, 2000.
(e) Commenced operations on October 22, 2001.
The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                          EQ/Alliance Technology (c)      EQ/AXP New Dimensions (d)
                                       --------------------------------- ---------------------------
                                             2001             2000            2001          2000
                                       ---------------- ---------------- ------------- -------------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ...........  $       5,346    $          --    $    4,974     $   1,043
 Expenses:
  Mortality and expense risk charges .        221,007           76,288         9,892           240
                                        -------------    -------------    ----------     ---------
Net Investment Income (Loss) .........       (215,661)         (76,288)       (4,918)          803
                                        -------------    -------------    ----------     ---------
Realized and Unrealized Gain (Loss)
 on Investments:
  Realized gain (loss) on investments     (18,298,009)        (506,295)     (117,138)       (1,822)
  Realized gain distribution from The
   Trust .............................             --               --            --            --
                                        -------------    -------------    ----------     ---------
 Net realized gain (loss) ............     18,298,009         (506,295)     (117,138)       (1,822)
                                        -------------    -------------    ----------     ---------
 Change in unrealized appreciation
  (depreciation) of investments ......      7,601,879      (10,564,821)      (97,780)      (97,042)
                                        -------------    -------------    ----------     ---------
Net Realized and Unrealized Gain
 (Loss) on Investments ...............    (10,696,130)     (11,071,116)     (214,918)      (98,864)
                                        -------------    -------------    ----------     ---------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ...........  $ (10,911,791)   $ (11,147,404)   $ (219,836)    $ (98,061)
                                        =============    =============    ==========     =========




                                     EQ/AXP Strategy Aggressive (d)                     EQ/Balanced
                                     ------------------------------  -------------------------------------------------
                                            2001          2000            2001              2000            1999
                                     --------------- -------------   ---------------- ----------------- --------------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ...........  $       --    $      742    $  18,337,028    $    17,202,195   $14,371,360
 Expenses:
  Mortality and expense risk charges .       7,936           694        3,720,250          3,249,089     3,107,759
                                        ----------    ----------    -------------    ---------------   -----------
Net Investment Income (Loss) .........      (7,936)           48       14,616,778         13,953,106    11,263,601
                                        ----------    ----------    -------------    ---------------   -----------
Realized and Unrealized Gain (Loss)
 on Investments:
  Realized gain (loss) on investments     (219,356)     (145,965)      (7,624,110)         7,620,389     9,085,444
  Realized gain distribution from The
   Trust .............................          --            --               --         84,212,310    50,638,464
                                        ----------    ----------    -------------    ---------------   -----------
 Net realized gain (loss) ............    (219,356)     (145,965)      (7,624,110)        91,832,699    59,723,908
                                        ----------    ----------    -------------    ---------------   -----------
 Change in unrealized appreciation
  (depreciation) of investments ......    (267,292)     (200,326)     (31,738,236)      (115,634,605)   11,891,088
                                        ----------    ----------    -------------    ---------------   -----------
Net Realized and Unrealized Gain
 (Loss) on Investments ...............    (486,648)     (346,291)     (39,362,346)       (23,801,906)   71,614,996
                                        ----------    ----------    -------------    ---------------   -----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ...........  $ (494,584)   $ (346,243)   $ (24,745,568)   $    (9,848,800)  $82,878,597
                                        ==========    ==========    =============    ===============   ===========

-------
(a) Commenced operations on June 4, 1999.
(b) Commenced operations on August 30, 1999.
(c) Commenced operations on May 2, 2000.
(d) Commenced operations on September 5, 2000.
(e) Commenced operations on October 22, 2001.
The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                   EQ/Bernstein
                                                  Diversified Value      EQ/Capital Guardian Research (b)
                                            --------------------------- ----------------------------------
                                                  2001          2000        2001        2000       1999
                                            --------------- ----------- ------------ ---------- ----------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ................  $     717,948   $  4,179    $   15,176   $35,181    $   280
 Expenses:
  Mortality and expense risk charges ......        236,038        875        21,187     5,502        209
                                             -------------   --------    ----------   -------    -------
Net Investment Income (Loss) ..............        481,910      3,304        (6,011)   29,679         71
                                             -------------   --------    ----------   -------    -------
Realized and Unrealized Gain (Loss)
 on Investments:
  Realized gain (loss) on investments .....       (429,986)    (2,223)      (96,597)   30,415      2,810
  Realized gain distribution from The
   Trust ..................................      1,424,280         --            --        --         27
                                             -------------   --------    ----------   -------    -------
 Net realized gain (loss) .................        994,294     (2,223)      (96,597)   30,415      2,837
                                             -------------   --------    ----------   -------    -------
 Change in unrealized appreciation
  (depreciation) of investments ...........     (2,419,314)    10,394       105,383     9,596     11,093
                                             -------------   --------    ----------   -------    -------
Net Realized and Unrealized Gain
 (Loss) on Investments ....................     (1,425,020)     8,171         8,786    40,011     13,930
                                             -------------   --------    ----------   -------    -------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ................  $    (943,110)  $ 11,475    $    2,775   $69,690    $14,001
                                             =============   ========    ==========   =======    =======



                                            EQ/Capital Guardian U.S. Equity (b)
                                            -----------------------------------
                                                2001        2000       1999
                                            ------------ ---------- ---------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ................  $  24,798    $34,131    $ 1,159
 Expenses:
  Mortality and expense risk charges ......     21,388      5,877        378
                                             ---------    -------    -------
Net Investment Income (Loss) ..............      3,410     28,254        781
                                             ---------    -------    -------
Realized and Unrealized Gain (Loss)
 on Investments:
  Realized gain (loss) on investments .....    (56,949)    16,165        451
  Realized gain distribution from The
   Trust ..................................         --      5,315      1,508
                                             ---------    -------    -------
 Net realized gain (loss) .................    (56,949)    21,480      1,959
                                             ---------    -------    -------
 Change in unrealized appreciation
  (depreciation) of investments ...........    154,385      6,999     17,325
                                             ---------    -------    -------
Net Realized and Unrealized Gain
 (Loss) on Investments ....................     97,436     28,479     19,284
                                             ---------    -------    -------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ................  $ 100,846    $56,733    $20,065
                                             =========    =======    =======

-------
(a) Commenced operations on June 4, 1999.
(b) Commenced operations on August 30, 1999.
(c) Commenced operations on May 2, 2000.
(d) Commenced operations on September 5, 2000.
(e) Commenced operations on October 22, 2001.
The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                     EQ/Emerging Markets Equity
                                          ------------------------------------------------
                                                2001             2000            1999
                                          ---------------- ---------------- --------------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ..............  $          --    $   3,734,636    $        --
 Expenses:
  Mortality and expense risk charges ....        164,902          225,716         66,405
                                           -------------    -------------    -----------
Net Investment Income (Loss) ............       (164,902)       3,508,920        (66,405)
                                           -------------    -------------    -----------
Realized and Unrealized Gain (Loss)
 on Investments:
  Realized gain (loss) on investments ...    (15,753,531)       3,112,222        363,825
  Realized gain distribution from The
   Trust ................................         53,866        1,317,840        394,053
                                           -------------    -------------    -----------
 Net realized gain (loss) ...............    (15,699,665)       4,430,062        757,878
                                           -------------    -------------    -----------
 Change in unrealized appreciation
  (depreciation) of investments .........     13,760,152      (36,201,861)    13,987,219
                                           -------------    -------------    -----------
Net Realized and Unrealized Gain
 (Loss) on Investments ..................     (1,939,513)     (31,771,799)    14,745,097
                                           -------------    -------------    -----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ..............  $  (2,104,415)   $ (28,262,879)   $14,678,692
                                           =============    =============    ===========



                                                         EQ/Equity 500 Index                       EQ/Evergreen Omega (a)
                                          -------------------------------------------------- -----------------------------------
                                                2001              2000             1999           2001         2000       1999
                                          ---------------- ----------------- --------------- ------------- ------------ --------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ..............  $   6,734,669    $    4,807,410    $  7,575,355    $      110    $   1,189    $   99
 Expenses:
  Mortality and expense risk charges ....      3,292,002         3,730,581       3,729,959         4,270        1,838        18
                                           -------------    --------------    ------------    ----------    ---------    ------
Net Investment Income (Loss) ............      3,442,667         1,076,829       3,845,396        (4,160)        (649)       81
                                           -------------    --------------    ------------    ----------    ---------    ------
Realized and Unrealized Gain (Loss)
 on Investments:
  Realized gain (loss) on investments ...    (50,673,179)      125,289,487      21,008,249       (39,991)     (18,345)       20
  Realized gain distribution from The
   Trust ................................        330,459        29,072,151       6,196,508            --           --        --
                                           -------------    --------------    ------------    ----------    ---------    ------
 Net realized gain (loss) ...............    (50,342,720)      154,361,638      27,204,757       (39,991)     (18,345)       20
                                           -------------    --------------    ------------    ----------    ---------    ------
 Change in unrealized appreciation
  (depreciation) of investments .........    (34,420,555)     (231,136,418)     92,088,291       (69,937)     (47,080)    1,450
                                           -------------    --------------    ------------    ----------    ---------    ------
Net Realized and Unrealized Gain
 (Loss) on Investments ..................    (84,763,275)      (76,774,780)    119,293,048      (109,928)     (65,425)    1,470
                                           -------------    --------------    ------------    ----------    ---------    ------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ..............  $ (81,320,608)   $  (75,697,951)   $123,138,444    $ (114,088)   $ (66,074)   $1,551
                                           =============    ==============    ============    ==========    =========    ======

-------
(a) Commenced operations on June 4, 1999.
(b) Commenced operations on August 30, 1999.
(c) Commenced operations on May 2, 2000.
(d) Commenced operations on September 5, 2000.
(e) Commenced operations on October 22, 2001.
The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                EQ/FI Mid Cap (d)              EQ/FI Small/Mid Cap Value
                                            ------------------------ -------------------------------------------
                                                 2001         2000        2001          2000           1999
                                            -------------- --------- ------------- ------------- ---------------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ................   $   21,223    $ 2,614   $  400,316    $  355,229    $      67,108
 Expenses:
  Mortality and expense risk charges ......       44,269        895      275,246       171,556          180,999
                                              ----------    -------   ----------    ----------    -------------
Net Investment Income (Loss) ..............      (23,046)     1,719      125,070       183,673         (113,891)
                                              ----------    -------   ----------    ----------    -------------
Realized and Unrealized Gain (Loss)
 on Investments:
  Realized gain (loss) on investments .....     (487,515)    22,280      138,857      (925,533)      (1,591,217)
  Realized gain distribution from The
   Trust ..................................           --         --           --            --               --
                                              ----------    -------   ----------    ----------    -------------
 Net realized gain (loss) .................     (487,515)    22,280      138,857      (925,533)      (1,591,217)
                                              ----------    -------   ----------    ----------    -------------
 Change in unrealized appreciation
  (depreciation) of investments ...........      115,983     45,777    2,231,073     2,355,805        1,920,459
                                              ----------    -------   ----------    ----------    -------------
Net Realized and Unrealized Gain
 (Loss) on Investments ....................     (371,532)    68,057    2,369,930     1,430,272          329,242
                                              ----------    -------   ----------    ----------    -------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ................   $ (394,578)   $69,776   $2,495,000    $1,613,945    $     215,351
                                              ==========    =======   ==========    ==========    =============



                                            EQ/Janus Large Cap Growth (d)  EQ/Marsico Focus (e)
                                            ----------------------------- ----------------------
                                                  2001           2000              2001
                                            --------------- ------------- ----------------------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ................  $      1,409    $    4,295           $   --
 Expenses:
  Mortality and expense risk charges ......        45,823         2,998              365
                                             ------------    ----------           ------
Net Investment Income (Loss) ..............       (44,414)        1,297             (365)
                                             ------------    ----------           ------
Realized and Unrealized Gain (Loss)
 on Investments:
  Realized gain (loss) on investments .....    (1,095,410)       (3,341)             159
  Realized gain distribution from The
   Trust ..................................            --            --               --
                                             ------------    ----------           ------
 Net realized gain (loss) .................    (1,095,410)       (3,341)             159
                                             ------------    ----------           ------
 Change in unrealized appreciation
  (depreciation) of investments ...........    (1,003,017)     (280,573)           8,459
                                             ------------    ----------           ------
Net Realized and Unrealized Gain
 (Loss) on Investments ....................    (2,098,427)     (283,914)           8,618
                                             ------------    ----------           ------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ................  $ (2,142,841)   $ (282,617)          $8,253
                                             ============    ==========           ======

-------
(a) Commenced operations on June 4, 1999.
(b) Commenced operations on August 30, 1999.
(c) Commenced operations on May 2, 2000.
(d) Commenced operations on September 5, 2000.
(e) Commenced operations on October 22, 2001.
The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                  EQ/Mercury Basic Value Equity
                                            -----------------------------------------
                                                 2001          2000          1999
                                            ------------- ------------- -------------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ................  $2,910,068    $2,558,007    $  468,257
 Expenses:
  Mortality and expense risk charges ......     370,568       229,991       153,456
                                             ----------    ----------    ----------
Net Investment Income (Loss) ..............   2,539,500     2,328,016       314,801
                                             ----------    ----------    ----------
Realized and Unrealized Gain (Loss)
 on Investments:
  Realized gain (loss) on investments .....     164,816       622,843       426,168
  Realized gain distribution from The
   Trust ..................................   2,018,991     2,512,090     1,963,197
                                             ----------    ----------    ----------
 Net realized gain (loss) .................   2,183,807     3,134,933     2,389,365
                                             ----------    ----------    ----------
 Change in unrealized appreciation
  (depreciation) of investments ...........    (467,046)       80,020     1,362,581
                                             ----------    ----------    ----------
Net Realized and Unrealized Gain
 (Loss) on Investments ....................   1,716,761     3,214,953     3,751,946
                                             ----------    ----------    ----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ................  $4,256,261    $5,542,969    $4,066,747
                                             ==========    ==========    ==========



                                                     EQ/MFS Emerging Growth Companies
                                            ---------------------------------------------------
                                                   2001              2000             1999
                                            ----------------- ----------------- ---------------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ................  $       56,327    $    6,008,229     $        --
 Expenses:
  Mortality and expense risk charges ......       1,308,762         1,768,620         640,976
                                             --------------    --------------     -----------
Net Investment Income (Loss) ..............      (1,252,435)        4,239,609        (640,976)
                                             --------------    --------------     -----------
Realized and Unrealized Gain (Loss)
 on Investments:
  Realized gain (loss) on investments .....     (79,597,391)       28,942,316      13,577,250
  Realized gain distribution from The
   Trust ..................................              --        13,303,804       3,969,879
                                             --------------    --------------     -----------
 Net realized gain (loss) .................     (79,597,391)       42,246,120      17,547,129
                                             --------------    --------------     -----------
 Change in unrealized appreciation
  (depreciation) of investments ...........     (29,752,357)     (121,109,758)     70,081,784
                                             --------------    --------------     -----------
Net Realized and Unrealized Gain
 (Loss) on Investments ....................    (109,349,748)      (78,863,638)     87,628,913
                                             --------------    --------------     -----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ................  $ (110,602,183)   $  (74,624,029)    $86,987,937
                                             ==============    ==============     ===========



                                                 EQ/MFS Investors Trust (a)
                                            --------------------------------------
                                                 2001          2000        1999
                                            -------------- -----------------------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ................   $   17,243    $   7,045    $ 1,268
 Expenses:
  Mortality and expense risk charges ......       17,100        5,820        431
                                              ----------    ---------    -------
Net Investment Income (Loss) ..............          143        1,225        837
                                              ----------    ---------    -------
Realized and Unrealized Gain (Loss)
 on Investments:
  Realized gain (loss) on investments .....      (95,215)      13,705       (227)
  Realized gain distribution from The
   Trust ..................................           --           --         --
                                              ----------    ---------    -------
 Net realized gain (loss) .................      (95,215)      13,705       (227)
                                              ----------    ---------    -------
 Change in unrealized appreciation
  (depreciation) of investments ...........     (389,623)     (41,696)    20,637
                                              ----------    ---------    -------
Net Realized and Unrealized Gain
 (Loss) on Investments ....................     (484,838)     (27,991)    20,410
                                              ----------    ---------    -------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ................   $ (484,695)   $ (26,766)   $21,247
                                              ==========    =========    =======

-------
(a) Commenced operations on June 4, 1999.
(b) Commenced operations on August 30, 1999.
(c) Commenced operations on May 2, 2000.
(d) Commenced operations on September 5, 2000.
(e) Commenced operations on October 22, 2001.
The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (Concluded)

FOR THE YEARS ENDED DECEMBER 31,


                                                        EQ/MFS Research
                                        -----------------------------------------------
                                              2001             2000            1999
                                        ---------------- ---------------- -------------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ............  $      68,268    $     527,991    $   52,831
 Expenses:
  Mortality and expense risk charges ..        321,416          322,223       208,639
                                         -------------    -------------    ----------
Net Investment Income (Loss) ..........       (253,148)         205,768      (155,808)
                                         -------------    -------------    ----------
Realized and Unrealized Gain (Loss)
 on Investments:
  Realized gain (loss) on investments .    (17,827,122)       6,836,827       995,232
  Realized gain distribution from The
   Trust ..............................      1,459,930        5,191,785     1,086,222
                                         -------------    -------------    ----------
 Net realized gain (loss) .............    (16,367,192)      12,028,612     2,081,454
                                         -------------    -------------    ----------
 Change in unrealized appreciation
  (depreciation) of investments .......      1,531,301      (17,114,439)    6,720,924
                                         -------------    -------------    ----------
Net Realized and Unrealized Gain
 (Loss) on Investments ................    (14,835,891)      (5,085,827)    8,802,378
                                         -------------    -------------    ----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ............  $ (15,089,039)   $  (4,880,059)   $8,646,570
                                         =============    =============    ==========




                                               EQ/Putnam Growth & Income Value
                                        ---------------------------------------------
                                              2001           2000           1999
                                        --------------- ------------- ---------------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ............  $    271,562    $  237,259    $     278,910
 Expenses:
  Mortality and expense risk charges ..       133,534       111,139          110,374
                                         ------------    ----------    -------------
Net Investment Income (Loss) ..........       138,028       126,120          168,536
                                         ------------    ----------    -------------
Realized and Unrealized Gain (Loss)
 on Investments:
  Realized gain (loss) on investments .      (289,234)     (439,753)         276,186
  Realized gain distribution from The
   Trust ..............................            --            --        1,499,307
                                         ------------    ----------    -------------
 Net realized gain (loss) .............      (289,234)     (439,753)       1,775,493
                                         ------------    ----------    -------------
 Change in unrealized appreciation
  (depreciation) of investments .......    (1,766,064)    1,779,700       (2,633,398)
                                         ------------    ----------    -------------
Net Realized and Unrealized Gain
 (Loss) on Investments ................    (2,055,298)    1,339,947         (857,905)
                                         ------------    ----------    -------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ............  $ (1,917,270)   $1,466,067    $    (689,369)
                                         ============    ==========    =============



                                                                 EQ/T. Rowe Price
                                                                International Stock
                                                 -------------------------------------------------
                                                        2001             2000             1999
                                                 ----------------- -------------------------------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ............            $     114,232    $      19,551    $   192,580
 Expenses:
  Mortality and expense risk charges ..                  264,512          299,185        200,684
                                                   -------------    -------------    -----------
Net Investment Income (Loss) ..........                 (150,280)        (279,634)         8,104
                                                   -------------    -------------    -----------
Realized and Unrealized Gain (Loss)
 on Investments:
  Realized gain (loss) on investments .               (6,943,616)       2,210,907      4,626,661
  Realized gain distribution from The
   Trust ..............................                    8,452        4,843,178        583,215
                                                   -------------    -------------    -----------
 Net realized gain (loss) .............               (6,935,164)       7,054,085      5,209,876
                                                   -------------    -------------    -----------
 Change in unrealized appreciation
  (depreciation) of investments .......               (6,085,964)     (17,906,392)     7,742,298
                                                   -------------    -------------    -----------
Net Realized and Unrealized Gain
 (Loss) on Investments ................              (13,021,128)     (10,852,307)    12,952,174
                                                   -------------    -------------    -----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ............            $ (13,171,408)   $ (11,131,941)   $12,944,070
                                                   =============    =============    ===========

-------
(a) Commenced operations on June 4, 1999.
(b) Commenced operations on August 30, 1999.
(c) Commenced operations on May 2, 2000.
(d) Commenced operations on September 5, 2000.
(e) Commenced operations on October 22, 2001.
The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31,


                                                                EQ/Aggressive Stock
                                               ------------------------------------------------------
                                                      2001              2000              1999
                                               ----------------- ----------------- ------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ................  $      (304,688)  $    (2,084,917)   $   (2,318,415)
 Net realized gain (loss) on investments .....     (212,487,401)      130,034,801        33,754,225
 Change in unrealized appreciation
  (depreciation) on investments ..............        3,263,156      (261,224,627)      132,094,676
                                                ---------------   ---------------    --------------
 Net increase (decrease) in net assets from
  operations .................................     (209,528,933)     (133,274,743)      163,530,486
                                                ---------------   ---------------    --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners ......       96,108,525       122,336,721       145,241,493
  Transfers between funds and guaranteed
   interest account, net .....................      (44,712,711)     (113,067,315)     (131,040,290)
  Transfers for contract benefits and
   terminations ..............................      (33,567,150)      (41,817,294)      (41,821,443)
  Contract maintenance charges ...............      (49,339,864)      (53,052,495)      (57,256,360)
                                                ---------------   ---------------    --------------
Net increase (decrease) in net assets from
 contractowners transactions .................      (31,511,200)      (85,600,383)      (84,876,600)
                                                ---------------   ---------------    --------------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account FP .......           73,978      (221,437,380)        2,197,124
                                                ---------------   ---------------    --------------
Increase (Decrease) in Net Assets ............     (240,966,155)      (21,327,952)       80,851,010
Net Assets - Beginning of Period .............      830,607,683     1,052,045,063       971,194,053
                                                ---------------   ---------------    --------------
Net Assets - End of Period ...................  $   589,641,528   $   830,607,683    $1,052,045,063
                                                ===============   ===============    ==============




                                                               EQ/Alliance Common Stock
                                               --------------------------------------------------------
                                                      2001                2000               1999
                                               ------------------ ------------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ................   $   50,342,309    $       1,166,110   $    1,037,574
 Net realized gain (loss) on investments .....      (99,169,632)         823,517,673      719,015,346
 Change in unrealized appreciation
  (depreciation) on investments ..............     (277,010,784)      (1,333,854,337)      13,099,046
                                                 --------------    -----------------   --------------
 Net increase (decrease) in net assets from
  operations .................................     (325,838,107)        (509,170,554)     733,151,966
                                                 --------------    -----------------   --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners ......      316,285,256          358,046,737      361,261,385
  Transfers between funds and guaranteed
   interest account, net .....................     (103,425,024)        (396,289,850)      (6,084,277)
  Transfers for contract benefits and
   terminations ..............................     (112,788,632)        (129,262,766)    (107,811,075)
  Contract maintenance charges ...............     (151,157,302)        (147,249,534)    (138,531,902)
                                                 --------------    -----------------   --------------
Net increase (decrease) in net assets from
 contractowners transactions .................      (51,085,702)        (314,755,413)     108,834,130
                                                 --------------    -----------------   --------------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account FP .......          162,962            3,190,692       (5,343,344)
                                                 --------------    -----------------   --------------
Increase (Decrease) in Net Assets ............     (376,760,847)        (820,735,275)     836,642,752
Net Assets - Beginning of Period .............    2,959,133,917        3,779,869,192    2,943,226,440
                                                 --------------    -----------------   --------------
Net Assets - End of Period ...................   $2,582,373,070    $   2,959,133,917   $3,779,869,192
                                                 ==============    =================   ==============




                                                               EQ/Alliance Global
                                               ---------------------------------------------------
                                                      2001              2000             1999
                                               ---------------------------------------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ................  $    (3,004,676)  $    (2,958,360)  $  (2,877,020)
 Net realized gain (loss) on investments .....     (149,045,452)      110,641,134     112,281,492
 Change in unrealized appreciation
  (depreciation) on investments ..............       30,847,371      (247,293,351)     89,001,859
                                                ---------------   ---------------   -------------
 Net increase (decrease) in net assets from
  operations .................................     (121,202,757)     (139,610,577)    198,406,331
                                                ---------------   ---------------   -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners ......       65,626,144        80,791,023      71,950,825
  Transfers between funds and guaranteed
   interest account, net .....................      (29,008,478)         (873,557)    (19,514,700)
  Transfers for contract benefits and
   terminations ..............................      (23,554,931)      (28,772,452)    (24,209,649)
  Contract maintenance charges ...............      (30,141,778)      (29,817,062)    (27,461,922)
                                                ---------------   ---------------   -------------
Net increase (decrease) in net assets from
 contractowners transactions .................      (17,079,043)       21,327,952        (764,554)
                                                ---------------   ---------------   -------------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account FP .......         (210,391)         (223,279)         23,216
                                                ---------------   ---------------   -------------
Increase (Decrease) in Net Assets ............     (138,492,191)     (118,505,904)    199,195,101
Net Assets - Beginning of Period .............      606,396,330       724,902,234     525,707,133
                                                ---------------   ---------------   -------------
Net Assets - End of Period ...................  $   467,904,139   $   606,396,330   $ 724,902,234
                                                ===============   ===============   =============

-------
(a) Commenced operations on June 4, 1999.
(b) Commenced operations on August 30, 1999.
(c) Commenced operations on May 2, 2000.
(d) Commenced operations on September 5, 2000.
(e) Commenced operations on October 22, 2001.
The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                            EQ/Alliance Growth and Income
                                                  --------------------------------------------------
                                                        2001             2000             1999
                                                  ---------------- ---------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................  $   1,705,274    $   1,026,405    $    (518,361)
 Net realized gain (loss) on investments ........      6,285,604       53,883,629       21,586,560
 Change in unrealized appreciation
  (depreciation) on investments .................    (14,338,526)     (35,037,744)      10,929,728
                                                   -------------    -------------    -------------
 Net increase (decrease) in net assets from
  operations ....................................     (6,347,648)      19,872,290       31,997,927
                                                   -------------    -------------    -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........     63,003,886       51,375,171       43,151,141
  Transfers between funds and guaranteed
   interest account, net ........................     61,784,294       18,026,255       22,904,422
  Transfers for contract benefits and
   terminations .................................    (12,314,818)     (12,474,188)      (5,529,385)
  Contract maintenance charges ..................    (20,046,318)     (14,381,414)     (11,510,715)
                                                   -------------    -------------    -------------
Net increase (decrease) in net assets from
 contractowners transactions ....................     92,427,044       42,545,824       49,015,463
                                                   -------------    -------------    -------------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account FP ..........         21,489           29,752         (144,843)
                                                   -------------    -------------    -------------
Increase (Decrease) in Net Assets ...............     86,100,885       62,447,866       80,868,547
Net Assets - Beginning of Period ................    294,767,515      232,319,649      151,451,102
                                                   -------------    -------------    -------------
Net Assets - End of Period ......................  $ 380,868,400    $ 294,767,515    $ 232,319,649
                                                   =============    =============    =============




                                                               EQ/Alliance Growth Investors
                                                  ------------------------------------------------------
                                                         2001              2000              1999
                                                  ----------------- ----------------- ------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................  $    14,502,986   $   14,419,764     $   10,885,668
 Net realized gain (loss) on investments ........         (315,664)      93,747,350        119,943,716
 Change in unrealized appreciation
  (depreciation) on investments .................     (157,828,803)    (196,393,672)       120,308,421
                                                   ---------------   --------------     --------------
 Net increase (decrease) in net assets from
  operations ....................................     (143,641,481)     (88,226,558)       251,137,805
                                                   ---------------   --------------     --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........      103,260,635      114,476,090        118,892,312
  Transfers between funds and guaranteed
   interest account, net ........................      (35,376,168)     (18,160,356)       (33,233,500)
  Transfers for contract benefits and
   terminations .................................      (52,850,001)     (43,839,962)       (44,435,531)
  Contract maintenance charges ..................      (55,701,103)     (54,298,453)       (53,085,072)
                                                   ---------------   --------------     --------------
Net increase (decrease) in net assets from
 contractowners transactions ....................      (40,666,637)      (1,822,681)       (11,861,791)
                                                   ---------------   --------------     --------------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account FP ..........         (208,130)          48,135           (471,570)
                                                   ---------------   --------------     --------------
Increase (Decrease) in Net Assets ...............     (184,516,248)     (90,001,104)       238,804,444
Net Assets - Beginning of Period ................    1,126,891,245    1,216,892,349        978,087,905
                                                   ---------------   --------------     --------------
Net Assets - End of Period ......................  $   942,374,997   $1,126,891,245     $1,216,892,349
                                                   ===============   ==============     ==============



                                                               EQ/Alliance High Yield
                                                  -------------------------------------------------
                                                        2001            2000             1999
                                                  -------------------------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................  $  11,182,251   $  13,410,653    $  16,489,390
 Net realized gain (loss) on investments ........    (19,177,544)    (14,615,073)     (15,030,554)
 Change in unrealized appreciation
  (depreciation) on investments .................      8,741,806     (11,205,680)      (7,843,498)
                                                   -------------   -------------    -------------
 Net increase (decrease) in net assets from
  operations ....................................        746,513     (12,410,100)      (6,384,662)
                                                   -------------   -------------    -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........     18,089,741      24,114,311       30,001,760
  Transfers between funds and guaranteed
   interest account, net ........................     (3,097,120)    (21,187,150)     (27,719,490)
  Transfers for contract benefits and
   terminations .................................     (6,596,529)     (6,510,833)      (7,404,940)
  Contract maintenance charges ..................     (9,310,362)     (9,706,663)     (11,174,876)
                                                   -------------   -------------    -------------
Net increase (decrease) in net assets from
 contractowners transactions ....................       (914,270)    (13,290,335)     (16,297,546)
                                                   -------------   -------------    -------------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account FP ..........         (4,036)     (2,037,976)       2,143,697
                                                   -------------   -------------    -------------
Increase (Decrease) in Net Assets ...............       (171,793)    (27,738,411)     (20,538,511)
Net Assets - Beginning of Period ................    122,096,071     149,834,482      170,372,993
                                                   -------------   -------------    -------------
Net Assets - End of Period ......................  $ 121,924,278   $ 122,096,071    $ 149,834,482
                                                   =============   =============    =============

-------
(a) Commenced operations on June 4, 1999.
(b) Commenced operations on August 30, 1999.
(c) Commenced operations on May 2, 2000.
(d) Commenced operations on September 5, 2000.
(e) Commenced operations on October 22, 2001.
The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                   EQ/Alliance Intermediate Government Securities
                                                  ------------------------------------------------
                                                        2001            2000             1999
                                                  --------------- ---------------- ---------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................  $  4,007,079    $    4,111,994   $  3,670,605
 Net realized gain (loss) on investments ........     1,290,483            (3,837)      (194,507)
 Change in unrealized appreciation
  (depreciation) on investments .................     1,797,986         2,567,919     (3,783,549)
                                                   ------------    --------------   ------------
 Net increase (decrease) in net assets from
  operations ....................................     7,095,548         6,676,076       (307,451)
                                                   ------------    --------------   ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........    19,225,366        10,221,162     16,691,635
  Transfers between funds and guaranteed
   interest account, net ........................    31,274,865       (12,624,593)    (4,529,957)
  Transfers for contract benefits and
   terminations .................................    (4,636,804)       (2,804,930)    (3,290,939)
  Contract maintenance charges ..................    (5,020,072)       (4,423,012)    (4,845,729)
                                                   ------------    --------------   ------------
Net increase (decrease) in net assets from
 contractowners transactions ....................    40,843,355        (9,631,373)     4,025,010
                                                   ------------    --------------   ------------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account FP ..........      (259,993)         (592,639)       184,107
                                                   ------------    --------------   ------------
Increase (Decrease) in Net Assets ...............    47,678,910        (3,547,936)     3,901,666
Net Assets - Beginning of Period ................    75,326,403        78,874,339     74,972,673
                                                   ------------    --------------   ------------
Net Assets - End of Period ......................  $123,005,313    $   75,326,403   $ 78,874,339
                                                   ============    ==============   ============




                                                             EQ/Alliance International
                                                  ------------------------------------------------
                                                        2001             2000            1999
                                                  ---------------- ---------------- --------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................  $      687,507   $      (70,919)  $   (321,035)
 Net realized gain (loss) on investments ........      (8,005,230)       5,012,968      2,464,521
 Change in unrealized appreciation
  (depreciation) on investments .................      (9,474,456)     (26,115,157)    19,788,723
                                                   --------------   --------------   ------------
 Net increase (decrease) in net assets from
  operations ....................................     (16,792,179)     (21,173,108)    21,932,209
                                                   --------------   --------------   ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........      11,004,808       14,728,538     11,367,096
  Transfers between funds and guaranteed
   interest account, net ........................      (4,327,437)       8,264,334     (6,228,006)
  Transfers for contract benefits and
   terminations .................................      (2,344,613)      (2,024,318)    (1,985,650)
  Contract maintenance charges ..................      (4,271,767)      (4,159,142)    (3,388,996)
                                                   --------------   --------------   ------------
Net increase (decrease) in net assets from
 contractowners transactions ....................          60,991       16,809,412       (235,556)
                                                   --------------   --------------   ------------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account FP ..........          21,335           16,024        (49,840)
                                                   --------------   --------------   ------------
Increase (Decrease) in Net Assets ...............     (16,709,853)      (4,347,672)    21,646,813
Net Assets - Beginning of Period ................      72,534,083       76,881,755     55,234,942
                                                   --------------   --------------   ------------
Net Assets - End of Period ......................  $   55,824,230   $   72,534,083   $ 76,881,755
                                                   ==============   ==============   ============




                                                                 EQ/Alliance Money Market
                                                  ----------------------------------------------------
                                                         2001             2000              1999
                                                  ---------------------------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................  $    12,140,810  $    18,750,665   $    12,329,959
 Net realized gain (loss) on investments ........       (1,312,388)      13,517,536           528,279
 Change in unrealized appreciation
  (depreciation) on investments .................        2,210,091      (12,753,418)         (219,635)
                                                   ---------------  ---------------   ---------------
 Net increase (decrease) in net assets from
  operations ....................................       13,038,513       19,514,783        12,638,603
                                                   ---------------  ---------------   ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........      281,063,327      261,734,365       231,007,033
  Transfers between funds and guaranteed
   interest account, net ........................     (148,469,048)    (159,392,173)     (102,498,970)
  Transfers for contract benefits and
   terminations .................................      (27,698,359)     (33,650,289)      (22,889,296)
  Contract maintenance charges ..................      (33,347,788)     (30,749,863)      (29,994,931)
                                                   ---------------  ---------------   ---------------
Net increase (decrease) in net assets from
 contractowners transactions ....................       71,548,132       37,942,040        75,623,836
                                                   ---------------  ---------------   ---------------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account FP ..........          113,926       (2,047,311)        1,075,796
                                                   ---------------  ---------------   ---------------
Increase (Decrease) in Net Assets ...............       84,700,571       55,409,512        89,338,235
Net Assets - Beginning of Period ................      399,837,889      344,428,377       255,090,142
                                                   ---------------  ---------------   ---------------
Net Assets - End of Period ......................  $   484,538,460  $   399,837,889   $   344,428,377
                                                   ===============  ===============   ===============

-------
(a) Commenced operations on June 4, 1999.
(b) Commenced operations on August 30, 1999.
(c) Commenced operations on May 2, 2000.
(d) Commenced operations on September 5, 2000.
(e) Commenced operations on October 22, 2001.
The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                           EQ/Alliance Premier Growth (a)
                                                  -------------------------------------------------
                                                         2001             2000            1999
                                                  ----------------- ---------------- --------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................  $      (946,223)  $     403,852    $   (33,190)
 Net realized gain (loss) on investments ........     (127,060,769)      1,799,789        190,495
 Change in unrealized appreciation
  (depreciation) on investments .................       66,507,612     (83,349,563)     5,068,707
                                                   ---------------   -------------    -----------
 Net increase (decrease) in net assets from
  operations ....................................      (61,499,380)    (81,145,922)     5,226,012
                                                   ---------------   -------------    -----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........       35,081,429      32,898,694      6,362,938
  Transfers between funds and guaranteed
   interest account, net ........................     (256,325,233)    418,028,445     40,600,125
  Transfers for contract benefits and
   terminations .................................       (4,042,683)     (4,487,489)      (346,799)
  Contract maintenance charges ..................      (10,065,785)     (6,486,655)      (628,821)
                                                   ---------------   -------------    -----------
Net increase (decrease) in net assets from
 contractonwers transactions ....................     (235,352,272)    439,952,995     45,987,443
                                                   ---------------   -------------    -----------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account FP ..........           28,641           7,014          3,902
                                                   ---------------   -------------    -----------
Increase (Decrease) in Net Assets ...............     (296,823,011)    358,814,087     51,217,357
Net Assets - Beginning of Period ................      410,031,444      51,217,357             --
                                                   ---------------   -------------    -----------
Net Assets - End of Period ......................  $   113,208,433   $ 410,031,444    $51,217,357
                                                   ===============   =============    ===========




                                                                 EQ/Alliance Quality Bond
                                                  --------------------------------------------------
                                                         2001             2000            1999
                                                  ----------------- --------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................  $     6,478,879   $ 24,894,866    $  11,213,710
 Net realized gain (loss) on investments ........       16,218,499     (1,145,872)        (623,206)
 Change in unrealized appreciation
  (depreciation) on investments .................       (6,369,381)    21,376,212      (16,621,791)
                                                   ---------------   ------------    -------------
 Net increase (decrease) in net assets from
  operations ....................................       16,327,997     45,125,206       (6,031,287)
                                                   ---------------   ------------    -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........       16,627,569     14,531,506       19,416,861
  Transfers between funds and guaranteed
   interest account, net ........................     (332,114,013)   172,786,920          760,540
  Transfers for contract benefits and
   terminations .................................       (6,024,239)    (7,947,244)      (5,541,046)
  Contract maintenance charges ..................       (5,122,804)    (3,170,115)      (3,107,058)
                                                   ---------------   ------------    -------------
Net increase (decrease) in net assets from
 contractonwers transactions ....................     (326,633,487)   176,201,067       11,529,297
                                                   ---------------   ------------    -------------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account FP ..........           17,676        346,180         (553,219)
                                                   ---------------   ------------    -------------
Increase (Decrease) in Net Assets ...............     (310,287,814)   221,672,453        4,944,791
Net Assets - Beginning of Period ................      455,576,885    233,904,432      228,959,641
                                                   ---------------   ------------    -------------
Net Assets - End of Period ......................  $   145,289,071   $455,576,885    $ 233,904,432
                                                   ===============   ============    =============



                                                             EQ/Alliance Small Cap Growth
                                                  -----------------------------------------------
                                                        2001            2000            1999
                                                  -------------------------------- --------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................  $     828,990   $    (616,222)   $   (284,347)
 Net realized gain (loss) on investments ........    (29,209,377)     52,329,086       4,345,484
 Change in unrealized appreciation
  (depreciation) on investments .................     10,471,452     (35,002,229)     15,295,322
                                                   -------------   -------------    ------------
 Net increase (decrease) in net assets from
  operations ....................................    (17,908,935)     16,710,635      19,356,459
                                                   -------------   -------------    ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........     27,628,862      21,647,575      16,092,219
  Transfers between funds and guaranteed
   interest account, net ........................     (1,365,248)     51,092,256      (8,749,007)
  Transfers for contract benefits and
   terminations .................................     (4,420,805)     (3,606,884)     (1,349,630)
  Contract maintenance charges ..................     (8,183,889)     (5,013,960)     (3,529,695)
                                                   -------------   -------------    ------------
Net increase (decrease) in net assets from
 contractonwers transactions ....................     13,658,920      64,118,987       2,463,887
                                                   -------------   -------------    ------------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account FP ..........         61,768        (150,422)        (99,856)
                                                   -------------   -------------    ------------
Increase (Decrease) in Net Assets ...............     (4,188,247)     80,679,200      21,720,490
Net Assets - Beginning of Period ................    151,059,621      70,380,421      48,659,931
                                                   -------------   -------------    ------------
Net Assets - End of Period ......................  $ 146,871,374   $ 151,059,621    $ 70,380,421
                                                   =============   =============    ============

-------
(a) Commenced operations on June 4, 1999.
(b) Commenced operations on August 30, 1999.
(c) Commenced operations on May 2, 2000.
(d) Commenced operations on September 5, 2000.
(e) Commenced operations on October 22, 2001.
The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                     EQ/Alliance Technology (c)     EQ/AXP New Dimensions (d)
                                                  --------------------------------- -------------------------
                                                        2001             2000            2001         2000
                                                  ---------------- ---------------- ------------- -----------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................  $     (215,661)  $      (76,288)  $   (4,918)   $     803
 Net realized gain (loss) on investments ........     (18,298,009)        (506,295)    (117,138)      (1,822)
 Change in unrealized appreciation
  (depreciation) on investments .................       7,601,879      (10,564,821)     (97,780)     (97,042)
                                                   --------------   --------------   ----------    ---------
 Net increase (decrease) in net assets from
  operations ....................................     (10,911,791)     (11,147,404)    (219,836)     (98,061)
                                                   --------------   --------------   ----------    ---------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........      13,314,847        7,114,732      743,333       25,593
  Transfers between funds and guaranteed
   interest account, net ........................      11,082,053       40,543,591    2,074,691      354,422
  Transfers for contract benefits and
   terminations .................................        (886,319)        (772,878)     (23,135)          --
  Contract maintenance charges ..................      (3,496,414)        (811,950)    (117,970)      (2,140)
                                                   --------------   --------------   ----------    ---------
Net increase (decrease) in net assets from
 contractowners transactions ....................      20,014,167       46,073,495    2,676,919      377,875
                                                   --------------   --------------   ----------    ---------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account FP ..........         (42,048)         426,287        5,707      500,242
                                                   --------------   --------------   ----------    ---------
Increase (Decrease) in Net Assets ...............       9,060,328       35,352,378    2,462,790      780,056
Net Assets - Beginning of Period ................      35,352,378               --      780,056           --
                                                   --------------   --------------   ----------    ---------
Net Assets - End of Period ......................  $   44,412,706   $   35,352,378   $3,242,846    $ 780,056
                                                   ==============   ==============   ==========    =========



                                                  EQ/AXP Strategy Aggressive (d)
                                                  ------------------------------
                                                       2001           2000
                                                  ------------- ---------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................  $   (7,936)    $       48
 Net realized gain (loss) on investments ........    (219,356)      (145,965)
 Change in unrealized appreciation
  (depreciation) on investments .................    (267,292)      (200,326)
                                                   ----------     ----------
 Net increase (decrease) in net assets from
  operations ....................................    (494,584)      (346,243)
                                                   ----------     ----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........     679,581         25,666
  Transfers between funds and guaranteed
   interest account, net ........................   2,157,388        564,195
  Transfers for contract benefits and
   terminations .................................     (37,022)            (8)
  Contract maintenance charges ..................    (114,123)        (2,630)
                                                   ----------     ------------
Net increase (decrease) in net assets from
 contractowners transactions ....................   2,685,824        587,223
                                                   ----------     ------------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account FP ..........       4,955        500,694
                                                   ----------     ------------
Increase (Decrease) in Net Assets ...............   2,196,195        741,674
Net Assets - Beginning of Period ................     741,674             --
                                                   ----------     ------------
Net Assets - End of Period ......................  $2,937,869     $  741,674
                                                   ==========     ============



                                                                      EQ/Balanced
                                                  ---------------------------------------------------
                                                        2001              2000             1999
                                                  ---------------- ----------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................  $  14,616,778    $    13,953,106   $  11,263,601
 Net realized gain (loss) on investments ........     (7,624,110)        91,832,699      59,723,908
 Change in unrealized appreciation
  (depreciation) on investments .................    (31,738,236)      (115,634,605)     11,891,088
                                                   -------------    ---------------   -------------
 Net increase (decrease) in net assets from
  operations ....................................    (24,745,568)        (9,848,800)     82,878,597
                                                   -------------    ---------------   -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........     52,423,463         43,380,686      45,762,044
  Transfers between funds and guaranteed
   interest account, net ........................    223,284,135        (18,801,218)    (32,690,258)
  Transfers for contract benefits and
   terminations .................................    (31,418,693)       (23,090,558)    (22,220,063)
  Contract maintenance charges ..................    (36,290,597)       (25,919,768)    (25,882,673)
                                                   -------------    ---------------   -------------
Net increase (decrease) in net assets from
 contractowners transactions ....................    207,998,308        (24,430,858)    (35,030,950)
                                                   -------------    ---------------   -------------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account FP ..........        (38,485)          (657,407)         34,900
                                                   -------------    ---------------   -------------
Increase (Decrease) in Net Assets ...............    183,214,255        (34,937,065)     47,882,547
Net Assets - Beginning of Period ................    511,774,493        546,711,558     498,829,011
                                                   -------------    ---------------   -------------
Net Assets - End of Period ......................  $ 694,988,748    $   511,774,493   $ 546,711,558
                                                   =============    ===============   =============

-------
(a) Commenced operations on June 4, 1999.
(b) Commenced operations on August 30, 1999.
(c) Commenced operations on May 2, 2000.
(d) Commenced operations on September 5, 2000.
(e) Commenced operations on October 22, 2001.
The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                         EQ/Bernstein
                                                       Diversified Value            EQ/Capital Guardian Research (b)
                                                  --------------------------- -----------------------------------------
                                                        2001          2000         2001          2000          1999
                                                  --------------- ----------- ------------- -------------- ------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................  $    481,910    $  3,304    $   (6,011)    $   29,679     $     71
 Net realized gain (loss) on investments ........       994,294      (2,223)      (96,597)        30,415        2,837
 Change in unrealized appreciation
  (depreciation) on investments .................    (2,419,314)     10,394       105,383          9,596       11,093
                                                   ------------    --------    ----------     ----------     --------
 Net increase (decrease) in net assets from
  operations ....................................      (943,110)     11,475         2,775         69,690       14,001
                                                   ------------    --------    ----------     ----------     --------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........     7,544,069      41,252     1,822,578        711,351       63,883
  Transfers between funds and guaranteed
   interest account, net ........................    79,211,110     483,081     3,683,627      2,253,279      115,765
  Transfers for contract benefits and
   terminations .................................    (1,699,250)        (44)      (81,815)       (66,372)          --
  Contract maintenance charges ..................    (2,322,983)     (7,905)     (333,607)      (114,994)        (503)
                                                   ------------    --------    ----------     ----------     --------
Net increase (decrease) in net assets from
 contractowners transactions ....................    82,732,946     516,384     5,090,783      2,783,264      179,145
                                                   ------------    --------    ----------     ----------     --------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account FP ..........        38,863           6        11,644          5,042          209
                                                   ------------    --------    ----------     ----------     --------
Increase (Decrease) in Net Assets ...............    81,836,377     527,865     5,105,202      2,857,996      193,355
Net Assets - Beginning of Period ................       527,865          --     3,051,351        193,355           --
                                                   ------------    --------    ----------     ----------     --------
Net Assets - End of Period ......................  $ 82,356,564    $527,865    $8,156,553     $3,051,351     $193,355
                                                   ============    ========    ==========     ==========     ========



                                                     EQ/Capital Guardian U.S. Equity (b)
                                                  -----------------------------------------
                                                       2001          2000          1999
                                                  ------------- -------------- ------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................  $    3,410     $   28,254    $     781
 Net realized gain (loss) on investments ........     (56,949)        21,480        1,959
 Change in unrealized appreciation
  (depreciation) on investments .................     154,385          6,999       17,325
                                                   ----------     ----------    ---------
 Net increase (decrease) in net assets from
  operations ....................................     100,846         56,733       20,065
                                                   ----------     ----------    ---------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........   1,068,480        536,209      115,934
  Transfers between funds and guaranteed
   interest account, net ........................   6,314,186      1,033,573      390,589
  Transfers for contract benefits and
   terminations .................................     (51,509)       (68,022)     (12,706)
  Contract maintenance charges ..................    (272,829)       (84,915)      (2,423)
                                                   ----------     ----------    ---------
Net increase (decrease) in net assets from
 contractowners transactions ....................   7,058,328      1,416,845      491,394
                                                   ----------     ----------    ---------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account FP ..........      11,558          5,455          378
                                                   ----------     ----------    ---------
Increase (Decrease) in Net Assets ...............   7,170,732      1,479,033      511,837
Net Assets - Beginning of Period ................   1,990,870        511,837           --
                                                   ----------     ----------    ---------
Net Assets - End of Period ......................  $9,161,602     $1,990,870    $ 511,837
                                                   ==========     ==========    =========

-------
(a) Commenced operations on June 4, 1999.
(b) Commenced operations on August 30, 1999.
(c) Commenced operations on May 2, 2000.
(d) Commenced operations on September 5, 2000.
(e) Commenced operations on October 22, 2001.
The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                             EQ/Emerging Markets Equity
                                                  ------------------------------------------------
                                                        2001             2000            1999
                                                  ---------------- ---------------- --------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................  $     (164,902)  $    3,508,920   $    (66,405)
 Net realized gain (loss) on investments ........     (15,699,665)       4,430,062        757,878
 Change in unrealized appreciation
  (depreciation) on investments .................      13,760,152      (36,201,861)    13,987,219
                                                   --------------   --------------   ------------
 Net increase (decrease) in net assets from
  operations ....................................      (2,104,415)     (28,262,879)    14,678,692
                                                   --------------   --------------   ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........       8,992,159       13,667,286      4,138,455
  Transfers between funds and guaranteed
   interest account, net ........................      (5,239,900)      19,732,771     15,981,886
  Transfers for contract benefits and
   terminations .................................      (1,302,774)      (1,935,931)      (614,746)
  Contract maintenance charges ..................      (3,268,963)      (3,117,702)      (888,987)
                                                   --------------   --------------   ------------
Net increase (decrease) in net assets from
 contractowners transactions ....................        (819,478)      28,346,424     18,616,608
                                                   --------------   --------------   ------------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account FP ..........           4,496       (1,141,709)    (1,953,290)
                                                   --------------   --------------   ------------
Increase (Decrease) in Net Assets ...............      (2,919,397)      (1,058,164)    31,342,010
Net Assets - Beginning of Period ................      39,632,385       40,690,549      9,348,539
                                                   --------------   --------------   ------------
Net Assets - End of Period ......................  $   36,712,988   $   39,632,385   $ 40,690,549
                                                   ==============   ==============   ============



                                                                  EQ/Equity 500 Index
                                                  ---------------------------------------------------
                                                        2001              2000             1999
                                                  ---------------- ----------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................  $   3,442,667    $     1,076,829   $   3,845,396
 Net realized gain (loss) on investments ........    (50,342,720)       154,361,638      27,204,757
 Change in unrealized appreciation
  (depreciation) on investments .................    (34,420,555)      (231,136,418)     92,088,291
                                                   -------------    ---------------   -------------
 Net increase (decrease) in net assets from
  operations ....................................    (81,320,608)       (75,697,951)    123,138,444
                                                   -------------    ---------------   -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........    111,734,358        141,841,978     123,310,198
  Transfers between funds and guaranteed
   interest account, net ........................    (11,874,126)      (188,630,273)    214,661,006
  Transfers for contract benefits and
   terminations .................................    (23,714,086)       (31,072,192)    (21,408,589)
  Contract maintenance charges ..................    (38,885,384)       (37,557,252)    (32,012,123)
                                                   -------------    ---------------   -------------
Net increase (decrease) in net assets from
 contractowners transactions ....................     37,260,762       (115,417,739)    284,550,492
                                                   -------------    ---------------   -------------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account FP ..........          7,463            249,927      (1,148,745)
                                                   -------------    ---------------   -------------
Increase (Decrease) in Net Assets ...............    (44,052,383)      (190,865,763)    406,540,191
Net Assets - Beginning of Period ................    659,438,773        850,304,536     443,764,345
                                                   -------------    ---------------   -------------
Net Assets - End of Period ......................  $ 615,386,390    $   659,438,773   $ 850,304,536
                                                   =============    ===============   =============



                                                              EQ/Evergreen Omega (a)
                                                    -------------------------------------
                                                         2001          2000       1999
                                                    -------------- ----------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................     $   (4,160)   $    (649)  $    81
 Net realized gain (loss) on investments ........        (39,991)     (18,345)       20
 Change in unrealized appreciation
  (depreciation) on investments .................        (69,937)     (47,080)    1,450
                                                      ----------    ---------   -------
 Net increase (decrease) in net assets from
  operations ....................................       (114,088)     (66,074)    1,551
                                                      ----------    ---------   -------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........        276,356      170,085     6,341
  Transfers between funds and guaranteed
   interest account, net ........................        658,839      389,449    21,241
  Transfers for contract benefits and
   terminations .................................        (40,663)     (14,028)       --
  Contract maintenance charges ..................        (73,843)     (26,554)     (471)
                                                      ----------    ---------   -------
Net increase (decrease) in net assets from
 contractowners transactions ....................        820,689      518,952    27,111
                                                      ----------    ---------   -------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account FP ..........          2,867        1,805        18
                                                      ----------    ---------   -------
Increase (Decrease) in Net Assets ...............        709,468      454,683    28,680
Net Assets - Beginning of Period ................        483,363       28,680        --
                                                      ----------    ---------   -------
Net Assets - End of Period ......................     $1,192,831    $ 483,363   $28,680
                                                      ==========    =========   =======

-------
(a) Commenced operations on June 4, 1999.
(b) Commenced operations on August 30, 1999.
(c) Commenced operations on May 2, 2000.
(d) Commenced operations on September 5, 2000.
(e) Commenced operations on October 22, 2001.
The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                          EQ/FI Mid Cap (d)                 EQ/FI Small/Mid Cap Value
                                                  ----------------------------- ----------------------------------------------
                                                       2001           2000            2001            2000           1999
                                                  -------------- -------------- --------------- --------------- --------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................  $   (23,046)    $    1,719    $    125,070    $    183,673    $   (113,891)
 Net realized gain (loss) on investments ........     (487,515)        22,280         138,857        (925,533)     (1,591,217)
 Change in unrealized appreciation
  (depreciation) on investments .................      115,983         45,777       2,231,073       2,355,805       1,920,459
                                                   -----------     ----------    ------------    ------------    ------------
 Net increase (decrease) in net assets from
  operations ....................................     (394,578)        69,776       2,495,000       1,613,945         215,351
                                                   -----------     ----------    ------------    ------------    ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........    3,104,260        366,696      12,839,917       8,252,522      11,009,658
  Transfers between funds and guaranteed
   interest account, net ........................   11,391,130      1,093,460      32,580,993      (4,015,926)     (7,936,496)
  Transfers for contract benefits and
   terminations .................................     (134,130)        (4,645)     (2,101,751)     (1,679,638)     (1,320,477)
  Contract maintenance charges ..................     (576,665)        (7,269)     (3,235,147)     (2,277,996)     (2,723,017)
                                                   -----------     ----------    ------------    ------------    ------------
Net increase (decrease) in net assets from
 contractowners transactions ....................   13,784,595      1,448,242      40,084,012         278,962        (970,332)
                                                   -----------     ----------    ------------    ------------    ------------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account FP ..........     (292,342)       500,894          29,365         (14,691)        (23,731)
                                                   -----------     ----------    ------------    ------------    ------------
Increase (Decrease) in Net Assets ...............   13,097,675      2,018,912      42,608,377       1,878,216        (778,712)
Net Assets - Beginning of Period ................    2,018,912             --      37,826,429      35,948,213      36,726,925
                                                   -----------     ----------    ------------    ------------    ------------
Net Assets - End of Period ......................  $15,116,587     $2,018,912    $ 80,434,806    $ 37,826,429    $ 35,948,213
                                                   ===========     ==========    ============    ============    ============



                                                  EQ/Janus Large Cap Growth (d)  EQ/Marsico Focus (e)
                                                  ----------------------------- ----------------------
                                                        2001           2000              2001
                                                  --------------- ------------- ----------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................  $    (44,414)   $    1,297          $   (365)
 Net realized gain (loss) on investments ........    (1,095,410)       (3,341)              159
 Change in unrealized appreciation
  (depreciation) on investments .................    (1,003,017)     (280,573)            8,459
                                                   ------------    ----------          --------
 Net increase (decrease) in net assets from
  operations ....................................    (2,142,841)     (282,617)            8,253
                                                   ------------    ----------          --------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........     4,178,096       531,995            58,977
  Transfers between funds and guaranteed
   interest account, net ........................     8,973,650     3,230,829           634,874
  Transfers for contract benefits and
   terminations .................................      (127,892)          (11)               --
  Contract maintenance charges ..................      (840,444)      (28,450)           (3,060)
                                                   ------------    ----------          --------
Net increase (decrease) in net assets from
 contractowners transactions ....................    12,183,410     3,734,363           690,791
                                                   ------------    ----------          --------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account FP ..........      (301,402)      502,998               365
                                                   ------------    ----------          --------
Increase (Decrease) in Net Assets ...............     9,739,167     3,954,744           699,409
Net Assets - Beginning of Period ................     3,954,744            --                --
                                                   ------------    ----------          --------
Net Assets - End of Period ......................  $ 13,693,911    $3,954,744          $699,409
                                                   ============    ==========          ========

-------
(a) Commenced operations on June 4, 1999.
(b) Commenced operations on August 30, 1999.
(c) Commenced operations on May 2, 2000.
(d) Commenced operations on September 5, 2000.
(e) Commenced operations on October 22, 2001.
The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                           EQ/Mercury Basic Value Equity
                                                  -----------------------------------------------
                                                        2001            2000            1999
                                                  --------------- --------------- ---------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................  $  2,539,500    $  2,328,016    $    314,801
 Net realized gain (loss) on investments ........     2,183,807       3,134,933       2,389,365
 Change in unrealized appreciation
  (depreciation) on investments .................      (467,046)         80,020       1,362,581
                                                   ------------    ------------    ------------
 Net increase (decrease) in net assets from
  operations ....................................     4,256,261       5,542,969       4,066,747
                                                   ------------    ------------    ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........    15,725,847      14,274,696      10,931,366
  Transfers between funds and guaranteed
   interest account, net ........................    30,278,072        (709,168)      7,324,607
  Transfers for contract benefits and
   terminations .................................    (2,364,969)     (2,590,934)       (738,457)
  Contract maintenance charges ..................    (3,962,409)     (2,726,971)     (1,912,295)
                                                   ------------    ------------    ------------
Net increase (decrease) in net assets from
 contractowners transactions ....................    39,676,541       8,247,623      15,605,221
                                                   ------------    ------------    ------------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account FP ..........        19,766          (2,113)        (43,053)
                                                   ------------    ------------    ------------
Increase (Decrease) in Net Assets ...............    43,952,568      13,788,479      19,628,915
Net Assets - Beginning of Period ................    53,578,788      39,790,309      20,161,394
                                                   ------------    ------------    ------------
Net Assets - End of Period ......................  $ 97,531,356    $ 53,578,788    $ 39,790,309
                                                   ============    ============    ============



                                                            EQ/MFS Emerging Growth Companies
                                                  ----------------------------------------------------
                                                         2001              2000             1999
                                                  ----------------- ----------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................  $    (1,252,435)  $     4,239,609    $   (640,976)
 Net realized gain (loss) on investments ........      (79,597,391)       42,246,120      17,547,129
 Change in unrealized appreciation
  (depreciation) on investments .................      (29,752,357)     (121,109,758)     70,081,784
                                                   ---------------   ---------------    ------------
 Net increase (decrease) in net assets from
  operations ....................................     (110,602,183)      (74,624,029)     86,987,937
                                                   ---------------   ---------------    ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........       59,452,044        70,287,748      32,825,036
  Transfers between funds and guaranteed
   interest account, net ........................      (17,664,893)      106,624,803      73,824,786
  Transfers for contract benefits and
   terminations .................................       (8,729,236)      (11,540,315)     (4,302,249)
  Contract maintenance charges ..................      (18,898,434)      (16,274,107)     (7,077,162)
                                                   ---------------   ---------------    ------------
Net increase (decrease) in net assets from
 contractowners transactions ....................       14,159,481       149,098,129      95,270,411
                                                   ---------------   ---------------    ------------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account FP ..........           59,311           (13,468)        (72,131)
                                                   ---------------   ---------------    ------------
Increase (Decrease) in Net Assets ...............      (96,383,391)       74,460,632     182,186,217
Net Assets - Beginning of Period ................      312,643,673       238,183,041      55,996,824
                                                   ---------------   ---------------    ------------
Net Assets - End of Period ......................  $   216,260,282   $   312,643,673    $238,183,041
                                                   ===============   ===============    ============




                                                         EQ/MFS Investors Trust (a)
                                                 ----------------------------------------
                                                      2001          2000          1999
                                                 ------------- --------------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ................... $      143    $    1,225     $    837
 Net realized gain (loss) on investments ........    (95,215)       13,705         (227)
 Change in unrealized appreciation
  (depreciation) on investments .................   (389,623)      (41,696)      20,637
                                                  ----------    ----------     --------
 Net increase (decrease) in net assets from
  operations ....................................   (484,695)      (26,766)      21,247
                                                  ----------    ----------     --------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........  1,308,391       915,571       44,806
  Transfers between funds and guaranteed
   interest account, net ........................  1,379,673     1,166,335      327,072
  Transfers for contract benefits and
   terminations .................................    (64,804)     (108,500)        (780)
  Contract maintenance charges ..................   (304,911)     (125,415)      (6,662)
                                                  ----------    ----------     --------
Net increase (decrease) in net assets from
 contractowners transactions ....................  2,318,349     1,847,991      364,437
                                                  ----------    ----------     --------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account FP ..........      4,927        20,011       30,030
                                                  ----------    ----------     --------
Increase (Decrease) in Net Assets ...............  1,838,581     1,841,236      415,714
Net Assets - Beginning of Period ................  2,256,950       415,714           --
                                                  ----------    ----------     --------
Net Assets - End of Period ...................... $4,095,531    $2,256,950     $415,714
                                                  ==========    ==========     ========

-------
(a) Commenced operations on June 4, 1999.
(b) Commenced operations on August 30, 1999.
(c) Commenced operations on May 2, 2000.
(d) Commenced operations on September 5, 2000.
(e) Commenced operations on October 22, 2001.
The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Concluded)

FOR THE YEARS ENDED DECEMBER 31,


                                                                  EQ/MFS Research
                                                  ------------------------------------------------
                                                        2001             2000            1999
                                                  ---------------- ---------------- --------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................  $     (253,148)  $      205,768   $   (155,808)
 Net realized gain (loss) on investments ........     (16,367,192)      12,028,612      2,081,454
 Change in unrealized appreciation
  (depreciation) on investments .................       1,531,301      (17,114,439)     6,720,924
                                                   --------------   --------------   ------------
 Net increase (decrease) in net assets from
  operations ....................................     (15,089,039)      (4,880,059)     8,646,570
                                                   --------------   --------------   ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........      14,828,761       15,542,973     12,506,780
  Transfers between funds and guaranteed
   interest account, net ........................      (2,775,964)      13,683,263      3,706,530
  Transfers for contract benefits and
   terminations .................................      (2,042,120)      (2,403,003)    (1,462,985)
  Contract maintenance charges ..................      (4,452,048)      (3,467,296)    (2,771,825)
                                                   --------------   --------------   ------------
Net increase (decrease) in net assets from
 contractowners transactions ....................       5,558,629       23,355,937     11,978,500
                                                   --------------   --------------   ------------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account FP ..........          21,603           (2,662)        (9,698)
                                                   --------------   --------------   ------------
Increase (Decrease) in Net Assets ...............      (9,508,807)      18,473,216     20,615,372
Net Assets - Beginning of Period ................      67,110,568       48,637,352     28,021,980
                                                   --------------   --------------   ------------
Net Assets - End of Period ......................  $   57,601,761   $   67,110,568   $ 48,637,352
                                                   ==============   ==============   ============





                                                          EQ/Putnam Growth & Income Value
                                                  -----------------------------------------------
                                                        2001            2000            1999
                                                  --------------- --------------- ---------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................  $    138,028    $    126,120    $    168,536
 Net realized gain (loss) on investments ........      (289,234)       (439,753)      1,775,493
 Change in unrealized appreciation
  (depreciation) on investments .................    (1,766,064)      1,779,700      (2,633,398)
                                                   ------------    ------------    ------------
 Net increase (decrease) in net assets from
  operations ....................................    (1,917,270)      1,466,067        (689,369)
                                                   ------------    ------------    ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........     5,774,568       6,483,419       7,146,178
  Transfers between funds and guaranteed
   interest account, net ........................     3,224,087      (2,317,055)      1,334,522
  Transfers for contract benefits and
   terminations .................................      (883,203)     (1,310,344)     (1,065,152)
  Contract maintenance charges ..................    (1,704,681)     (1,561,710)     (1,608,392)
                                                   ------------    ------------    ------------
Net increase (decrease) in net assets from
 contractowners transactions ....................     6,410,771       1,294,310       5,807,156
                                                   ------------    ------------    ------------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account FP ..........        16,347          (2,863)        (67,263)
                                                   ------------    ------------    ------------
Increase (Decrease) in Net Assets ...............     4,509,848       2,757,514       5,050,524
Net Assets - Beginning of Period ................    24,551,293      21,793,779      16,743,255
                                                   ------------    ------------    ------------
Net Assets - End of Period ......................  $ 29,061,141    $ 24,551,293    $ 21,793,779
                                                   ============    ============    ============




                                                        EQ/T. Rowe Price International  Stock
                                                  ------------------------------------------------
                                                        2001             2000            1999
                                                  --------------------------------- --------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................  $     (150,280)  $     (279,634)  $     (8,104)
 Net realized gain (loss) on investments ........      (6,935,164)       7,054,085      5,209,876
 Change in unrealized appreciation
  (depreciation) on investments .................      (6,085,964)     (17,906,392)     7,742,298
                                                   --------------   --------------   ------------
 Net increase (decrease) in net assets from
  operations ....................................     (13,171,408)     (11,131,941)    12,944,069
                                                   --------------   --------------   ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........      12,319,123       13,284,127     10,327,110
  Transfers between funds and guaranteed
   interest account, net ........................       1,299,195        7,328,519      2,706,127
  Transfers for contract benefits and
   terminations .................................      (1,644,110)      (2,555,818)    (1,157,065)
  Contract maintenance charges ..................      (3,272,522)      (2,874,773)    (2,168,146)
                                                   --------------   --------------   ------------
Net increase (decrease) in net assets from
 contractowners transactions ....................       8,701,686       15,182,055      9,708,026
                                                   --------------   --------------   ------------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account FP ..........          15,684           (2,816)         1,578
                                                   --------------   --------------   ------------
Increase (Decrease) in Net Assets ...............      (4,454,038)       4,047,298     22,653,673
Net Assets - Beginning of Period ................      57,361,324       53,314,026     30,660,353
                                                   --------------   --------------   ------------
Net Assets - End of Period ......................  $   52,907,286   $   57,361,324   $ 53,314,026
                                                   ==============   ==============   ============

-------
(a) Commenced operations on June 4, 1999.
(b) Commenced operations on August 30, 1999.
(c) Commenced operations on May 2, 2000.
(d) Commenced operations on September 5, 2000.
(e) Commenced operations on October 22, 2001.
The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2001


1. Organization

   The Equitable Life Assurance Society of the United States ("Equitable Life") Separate Account FP (the "Account") is organized as a unit investment trust, a type of investment company, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (the "1940 Act"). EQ Advisors Trust ("EQAT" or "Trust") commenced operations on May 1, 1997 and is an open-ended diversified management investment company that sells shares of a portfolio ("Portfolio") of a mutual fund to separate accounts of insurance companies. Each Portfolio has separate investment objectives. These financial statements and notes are those of the Account. The Account consists of 39 variable investment options of which 32 are reported herein(1):

   o EQ/Aggressive Stock(2)                                               o EQ/Bernstein Diversified Value(9)
   o EQ/Alliance Common Stock                                             o EQ/Capital Guardian Research
   o EQ/Alliance Global                                                   o EQ/Capital Guardian U.S. Equity
   o EQ/Alliance Growth and Income                                        o EQ/Emerging Markets Equity(3)
   o EQ/Alliance Growth Investors                                         o EQ/Equity 500 Index(4)
   o EQ/Alliance High Yield                                               o EQ/Evergreen Omega(5)
   o EQ/Alliance Intermediate Government Securities                       o EQ/FI Mid Cap
   o EQ/Alliance International                                            o EQ/FI Small/Mid Cap Value(6)
   o EQ/Alliance Money Market                                             o EQ/Janus Large Cap Growth
   o EQ/Alliance Premier Growth                                           o EQ/Marsico Focus
   o EQ/Alliance Quality Bond                                             o EQ/Mercury Basic Value Equity(7)
   o EQ/Alliance Small Cap Growth                                         o EQ/MFS Emerging Growth Companies
   o EQ/Alliance Technology                                               o EQ/MFS Investors Trust(8)
   o EQ/AXP New Dimensions                                                o EQ/MFS Research
   o EQ/AXP Strategy Aggressive                                           o EQ/Putnam Growth & Income Value
   o EQ/Balanced                                                          o EQ/T. Rowe Price International Stock


   ----------
   1) Effective May 18, 2001 the names of the investment                  6) Formerly known as Warburg Pincus Small Company Value.
      options include EQ/.                                                7) Formerly known as Merrill Lynch Basic Value Equity.
   2) Formerly known as Alliance Aggressive.                              8) Formerly known as MFS Growth with Income.
   3) Formerly known as Morgan Stanley Emerging Markets Equity.           9) Formerly known as Lazard Large Cap Value.
   4) Formerly known as Alliance Equity Index.
   5) Formerly known as EQ/Evergreen.



   Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from Equitable Life's other assets and liabilities. All Contracts are issued by Equitable Life. The assets of the Account are the property of Equitable Life. However, the portion of the Account's assets attributable to the Contracts will not be chargeable with liabilities arising out of any other business Equitable Life may conduct.

   The Account is used to fund benefits for Variable Life products issued by Equitable Life including Incentive Life, Incentive Life 2000, Incentive Life 2000 Sales 1999 and after, Incentive Life Plus(SM), IL Protector(SM), IL COLI, and Incentive Life COLI, flexible premium variable life insurance policies; Champion 2000, modified premium variable whole life insurance policies; Survivorship 2000, Survivorship Incentive Life, modified single premium variable life insurance policies; Accumulator Life, flexible premium joint survivorship variable life insurance policies; and SP-Flex, variable life insurance policies with additional premium option (collectively, the "Contracts"). The Incentive Life 2000, Champion 2000 and Survivorship 2000 policies are herein referred to as the "Series 2000 Policies." Incentive Life Plus(SM) policies offered with a prospectus dated on or after September 15, 1995, are referred to as "Incentive Life Plus(SM)." Incentive Life Plus policies issued with a prior prospectus are referred to as "Incentive Life Plus Original Series." Incentive Life policies sold during 1999 and thereafter are referred to as "Incentive Life 2000 Sales 1999 and after," reflect an investment in Class IB shares and are different from Incentive Life products.

   The Account supports the operations of various Equitable Life insurance products. These products are sold through both Equitable's Agent Distribution channel and Equitable's Independent Broker Dealer Distribution channel. These financial statement footnotes discuss the products, charges and investment returns applicable to those life insurance products (IL Plus Original Series, IL COLI, Incentive Life COLI, Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, IL Protector, Survivorship 2000, Incentive Life 2000 Sales 1999 and after, Survivorship Incentive Life, Accumulator Life, and SP-Flex) which are sold through Equitable's Agent Distribution channel.

   The amount retained by Equitable Life in the Account arises principally from
   (1) contributions from Equitable Life, (2) mortality and expense charges and administrative charges accumulated in the Account, and (3) that portion, determined ratably, of the Account's investment results applicable to those assets in the Account in excess of the net assets for the Contracts. Amounts retained by Equitable Life are not subject to charges for mortality and expense risk charges and administrative charges. Amounts retained by Equitable Life in the Account may be transferred at any time by Equitable Life to its General Account.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


2. Significant Accounting Policies

   The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America
   (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Certain reclassifications have been made in the amounts presented for prior periods to conform these periods with the 2001 presentation.

   On November 21, 2000, the American Institute of Certified Public Accountants issued a revised Audit and Accounting Guide "Audits of Investment Companies" which was effective for the December 31, 2001 financial statements. Adoption of the new requirements did not have a significant impact on the Account's financial position or results of operations.

   Investments are made in shares of EQAT and are valued at the net asset values per share of the respective Portfolios. The net asset value is determined by EQAT using the market or fair value of the underlying assets of the Portfolio less liabilities.

   Investment transactions are recorded by the Account on the trade date. Dividend and capital gains are automatically reinvested on the ex-dividend date. Realized gains and losses include (1) gains and losses on redemptions of EQAT shares (determined on the identified cost basis) and (2) Trust distributions representing the net realized gains on Trust investment transactions.

   Receivable/payable for policy-related transactions represent amounts due to/from Equitable Life's General Account predominately related to premiums, surrenders and death benefits.

   Payments received from contractowners represent participant contributions under the Contracts (excluding amounts allocated to the guaranteed interest account, reflected in the General Account) reduced by applicable deductions, charges and state premium taxes. Contractowners may allocate amounts in their individual accounts to variable investment options, and (except for SP-Flex policies), to the guaranteed interest account of Equitable Life's General Account. Transfers between funds and guaranteed interest account, net are amounts that participants have directed to be moved among funds, including permitted transfers to and from the Guaranteed Interest Account. The net assets of any variable investment option may not be less that the aggregate of the Contractowners account allocated to that variable investment option. Additional assets are set aside in Equitable Life's General Account to provide for the unearned portion of monthly charges for mortality costs and other policy benefits, as required by state insurance law. Equitable Life's General Account is subject to creditor rights.

   Transfers for contract benefits and terminations are payments to participants and beneficiaries made under the terms of the Contracts and amounts that participants have requested to be withdrawn and paid to them. Withdrawal charges, if applicable, are included in Transfers for contract benefits and terminations and represent deferred contingent withdrawal charges that apply to certain withdrawals under the Contracts. Included in Contract maintenance charges are administrative and cost of insurance charges deducted monthly under the Contracts.

   The operations of the Account are included in the federal income tax return of Equitable Life which is taxed as a life insurance company under the provisions of the Internal Revenue Code. No federal income tax based on net income or realized and unrealized capital gains is currently applicable to Contracts participating in the Account by reason of applicable provisions of the Internal Revenue Code and no federal income tax payable by Equitable Life is expected to affect the unit value of Contracts participating in the Account. Accordingly, no provision for income taxes is required. However, Equitable Life retains the right to charge for any federal income tax which is attributable to the Account if the law is changed.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


3. Purchases and Sales of Investments

   The cost of purchases and proceeds from sales of investments for the year ended December 31, 2001 were as follows:


                                                             Purchases              Sales
                                                      ------------------ ------------------
   EQ/Aggressive Stock                                 $   998,986,082    $ 1,031,136,312
   EQ/Alliance Common Stock                                350,510,973        342,795,239
   EQ/Alliance Global                                    1,762,130,872      1,782,341,601
   EQ/Alliance Growth and Income                           563,009,719        453,199,522
   EQ/Alliance Growth Investors                             69,942,769         96,311,044
   EQ/Alliance High Yield                                  110,624,817        100,490,370
   EQ/Alliance Intermediate Government Securities           72,419,940         27,857,846
   EQ/Alliance International                                87,457,134         86,414,086
   EQ/Alliance Money Market                              3,432,776,344      3,349,511,382
   EQ/Alliance Premier Growth                              304,222,924        541,480,665
   EQ/Alliance Quality Bond                                 79,533,145        400,867,509
   EQ/Alliance Small Cap Growth                            467,407,606        452,205,128
   EQ/Alliance Technology                                   65,691,445         45,930,009
   EQ/AXP New Dimensions                                     3,533,138            855,430
   EQ/AXP Strategy Aggressive                                3,722,254          1,039,413
   EQ/Balanced                                             514,385,735        291,660,749
   EQ/Bernstein Diversified Value                          100,455,797         15,718,964
   EQ/Capital Guardian Research                             17,868,684         12,772,270
   EQ/Capital Guardian U.S. Equity                           8,379,879          1,300,628
   EQ/Emerging Markets Equity                               51,470,141         52,336,064
   EQ/Equity 500 Index                                     794,197,449        752,954,143
   EQ/Evergreen Omega                                        1,189,561            370,166
   EQ/FI Mid Cap                                            31,482,577         18,016,739
   EQ/FI Small/Mid Cap Value                                54,928,300         14,693,502
   EQ/Janus Large Cap Growth                                18,297,647          6,459,798
   EQ/Marsico Focus                                            702,193             11,402
   EQ/Mercury Basic Value Equity                            54,083,284          9,826,225
   EQ MFS Emerging Growth Companies                        232,576,268        219,619,347
   EQ/MFS Investors Trust                                    3,046,471            723,052
   EQ/MFS Research                                         150,865,834        144,080,781
   EQ/Putnam Growth & Income Value                          10,740,665          4,173,642
   EQ/T. Rowe Price International Stock                     63,214,534         54,647,449
                                                       ---------------    ---------------
                                                       $10,479,854,181    $10,311,800,478
                                                       ===============    ===============

4. Expenses and Related Party Transactions

   The assets in each variable investment option are invested in Class IA shares or Class IB shares of a corresponding mutual fund portfolio of EQAT. Class IA and IB shares are offered by EQAT at net asset value. Both classes of shares are subject to fees for investment management and advisory services and other Trust expenses. Class IA shares are not subject to distribution fees imposed pursuant to a distribution plan. Class IB shares are subject to distribution fees imposed under a distribution plan (herein the "Rule 12b-1 Plans") adopted pursuant to Rule 12b-1 under the 1940 Act, as amended. The Rule 12b-1 Plans provide that EQAT, on behalf of each variable investment option, may charge annually up to 0.25% of the average daily net assets of an investment option attributable to its Class IB shares in respect to activities primarily intended to result in the sale of the Class IB shares. These fees are reflected in the net asset value of the shares.

   Equitable Life serves as investment manager of EQAT and as such receives management fees for services performed in its capacity as investment manager of EQAT. Equitable Life oversees the activities of the investment advisors with respect to EQAT and is responsible for retaining or discontinuing the services of those advisors. Fees will vary depending on net asset levels of individual portfolios and range from a low of 0.25% to a high of 1.15% of average daily net assets. Equitable Life as investment manager pays expenses for providing investment advisory services to the Portfolios, including the fees of the Advisors of each Portfolio. In addition, AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC, affiliates of Equitable Life, may also receive distribution fees under Rule 12b-1 Plans as described above.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


4. Expenses and Related Party Transactions (Concluded)

   Alliance Capital Management L.P. ("Alliance") serves as an investment advisor for the EQ/Alliance Portfolios (including EQ/Aggressive Stock, EQ/Balanced, EQ/Bernstein Diversified Value, and EQ/Equity 500 Index). Alliance is a limited partnership which is indirectly majority-owned by Equitable Life and AXA Financial, Inc. (parent to Equitable Life).

   AXA Advisors and Equitable Distributors, Inc. ("EDI") are distributors and principal underwriters of the Contracts and the Account. Both are affiliates of Equitable Life. They are both registered with the SEC as broker-dealers and are members of the National Association of Securities Dealers, Inc.

   The Contracts are sold by financial professionals who are registered representatives of AXA Advisors and licensed insurance agents of AXA Network, LLC, its subsidiaries or AXA Network Insurance Agency of Texas, Inc. The Contracts are also sold through licensed insurance agencies (both affiliated and unaffiliated with Equitable Life) and their affiliated broker-dealers (who are registered with the SEC and members of the NASD) that have entered into selling agreements with EDI. The licensed insurance agents who sell the policies for these companies are appointed as agents of Equitable Life and are registered representatives of the agencies and affiliated broker-dealer. The registered representatives are compensated on a commission basis by Equitable Life. AXA Advisors receives commissions and other service-related payments under its Distribution Agreement with Equitable Life and its Networking Agreement with AXA Network. EDI receives commissions and other service-related payments under a Distribution Agreement with Equitable Life.


5. Substitutions

   On May 18, 2001 the EQ/Balanced Portfolio acquired all the net assets of the Alliance Conservative Investors Portfolio, EQ/Evergreen Foundation Portfolio, EQ/Putnam Balanced Portfolio, and Mercury World Strategy Portfolio pursuant to a substitution transaction. For accounting purposes this transaction was treated as a merger. The substitution was accomplished by a tax free exchange of:

   o 17,996,107 Class IA shares of Alliance Conservative Investors (valued at $213,613,796), 369,654 Class IB shares of Alliance Conservative Investors (valued at $4,369,307),

   o 29,561 Class IA shares of EQ/Evergreen Foundation (valued at $279,939), 22,643 Class IB shares of EQ/Evergreen Foundation (valued at $214,429),

   o 910,237 Class IA shares of EQ/Putnam Balanced (valued at $11,241,432), 107,226 Class IB shares of EQ/Putnam Balanced (valued at $1,324,236),

   o 475,863 Class IA shares of Mercury World Strategy (valued at $4,668,221), 59,561 Class IB shares of Mercury World Strategy (valued at $584,293)

   for 14,665,181 Class IA shares of the EQ/Balanced Portfolio and 416,171 Class IB shares of the EQ/Balanced Portfolio outstanding (valued at $236,295,653). On May 18, 2001 the assets of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy at that date were combined with those of EQ/Balanced. The aggregate net assets of the Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced, Mercury World Strategy and EQ/Balanced immediately before the substitution were $217,983,103, $494,368, $12,565,668, $5,252,514 and $515,130,871,
   respectively, resulting in combined assets after substitution of $751,426,524 in EQ/Balanced Portfolio.

   On May 18, 2001 the EQ/Bernstein Diversified Value Portfolio (Bernstein), formerly the Lazard Large Cap Portfolio, acquired all the net assets of the
   T. Rowe Price Equity Income Portfolio pursuant to a substitution transaction. For accounting purposes this transaction was treated as a merger, with the Bernstein Portfolio as the surviving Portfolio. The substitution was accomplished by a tax free exchange of 5,374,332 Class IB shares of T. Rowe Price Equity Income (valued at $71,048,669) for 5,785,722 of Class IB shares of Bernstein outstanding (valued at $71,048,669). On May 18, 2001 the T. Rowe Price Equity Income Portfolio assets at that date were combined with those of the Bernstein Portfolio. The aggregate net assets of the Bernstein Portfolio and the T. Rowe Price Equity Income Portfolio immediately before the substitution were $648,683 and $71,048,669, respectively, resulting in combined assets after the substitution of $71,697,352 in EQ/Bernstein Portfolio.

   On October 6, 2000 EQ/Equity 500 Index Portfolio, formerly the Alliance Equity Index Portfolio, acquired all the net assets of the BT Equity 500 Index Portfolio pursuant to a substitution transaction. For accounting purposes, this transaction was treated as a merger. The substitution was accomplished by a tax free exchange of 35,800 Class IB shares of EQ/Equity 500 Index Portfolio (valued at $1,013,069) for the 71,158 Class IB shares of BT Equity 500 Index Portfolio outstanding (valued at $1,013,069). BT Equity 500 Index Portfolio's assets at that date were combined with those of EQ/Equity 500 Index Portfolio. The aggregate net assets of EQ/Equity 500 Index Portfolio and BT

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


5. Substitutions (Concluded)

   Equity 500 Index Portfolio immediately before the substitution were $713,508,296 and $1,013,069, respectively, resulting in combined assets after the substitution of $714,521,365 in EQ/Equity 500 Index Portfolio.


6. Asset Charges

   Under the Contracts Equitable Life assumes mortality and expense risks and to cover these risks, charges the daily net assets of the Account. These charges apply to all products supported by the Account. The products sold through Equitable's Independent Broker Dealer Distribution channel have charges currently for Incentive Life, Incentive Life Plus, and Survivorship Incentive Life of 0.60%, for Survivorship 2000 of 0.90%, and Accumulator Life of 1.35%. The products sold through Equitable's Agent Distribution channel have charges currently as shown below:

                                                                   Mortality and
                                                                      Expense     Mortality   Administrative   Total
                                                                  -------------- ----------- ---------------- ------
   Incentive Life, Incentive Life 2000, Incentive Life 2000
   Sales 1999 and after, Incentive Life Plus,
   Champion 2000 (a) ..........................................    .60%          --          --                .60%
   IL Plus Original Series (b) ................................    .85%          --          --                .85%
   IL COLI (b) ................................................    .20%          --          --                .20%
   Incentive Life COLI (b) ....................................    .60%          --          --                .60%
   Survivorship Incentive Life (a) ............................    .60%          --          --                .60%
   Survivorship 2000 (a) ......................................    .90%          --          --                .90%
   IL Protector (a) ...........................................    .80%          --          --                .80%
   Accumulator Life (a) .......................................   1.35%          --          --               1.35%
   SP-Flex (a) ................................................    .85%          .60%        .35%             1.80%

   ----------
   (a) Charged to daily net assets of the Account.
   (b) Charged to Contractowners Account and is included in Transfer for contract benefits and terminations in the Statements of Changes in Net Assets.

   Before amounts are remitted to the Account for Incentive Life, IL Plus Original Series, IL Protector, Incentive Life Plus, IL COLI, Incentive Life COLI, Survivorship Incentive Life, Incentive Life 2000 Sales 1999 and after, Accumulator Life and the Series 2000 Policies, Equitable Life deducts a charge for taxes and either an initial policy fee (Incentive Life) or a premium sales charge (Incentive Life Plus, Survivorship Incentive Life, Incentive Life 2000 Sales 1999 and after, Accumulator Life and Series 2000 Policies) from premiums. Under SP-Flex, the entire initial premium is allocated to the Account. Before any additional premiums under SP-Flex are allocated to the Account, however, an administrative charge is deducted.

   All contractowners accounts are assessed monthly by Equitable Life for mortality (cost of insurance and optional rider benefit charges) and administrative charges. These charges are withdrawn from the Accounts along with amounts for additional benefits and are included in Transfers for contract benefits and terminations and Contract maintenance charges. Policy loans are reported in the Statements of Changes in Net Assets, in Transfers between funds and guaranteed interest account, net. Surrenders are included in the Transfers for contract benefits and terminations.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


7. Changes in Units Outstanding

   Accumulation units issued and redeemed during the periods indicated were (in thousands):

                                                                   EQ/Aggressive Stock
                                                          --------------------------------------
                                                              2001        2000          1999
                                                          ----------- ------------ -------------
IL Plus Original Series, IL COLI, Incentive Life COLI - Class A and B 0.00%
Units Issued ............................................       208       170            185
Units Redeemed ..........................................      (222)     (154)          (158)
                                                               ----      ------         ----
Net Increase (Decrease) .................................       (14)       16             27
                                                               ----      ------         ----
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life 2000
Sales 1999 and after, Survivorship Incentive Life - Class A
 and B 0.60%
Units Issued ............................................        --        --             --
Units Redeemed ..........................................        --        --             --
                                                               ----      ------         ----
Net Increase (Decrease) .................................        --        --             --
                                                               ----      ------         ----
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life 2000
Sales 1999 and after - Class A and B 0.60%
Units Issued ............................................        --        --             --
Units Redeemed ..........................................        --        --             --
                                                               ----      ------         ----
Net Increase (Decrease) .................................        --        --             --
                                                               ----      ------         ----
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion - Class A and B 2000 0.60%
Units Issued ............................................     1,735       811            939
Units Redeemed ..........................................    (1,790)     (917)        (1,050)
                                                             ------      ------       ------
Net Increase (Decrease) .................................       (55)     (106)          (111)
                                                             ------      ------       ------
IL Protector - Class A and B 0.80%
Units Issued ............................................        12        11             13
Units Redeemed ..........................................       (10)       (8)            (9)
                                                             ------      -------      ------
Net Increase (Decrease) .................................         2         3              4
                                                             ------      ------       ------
Survivorship 2000 - Class A and B 0.90%
Units Issued ............................................       173       122            114
Units Redeemed ..........................................      (171)     (129)          (122)
                                                             ------      ------       ------
Net Increase (Decrease) .................................         2        (7)            (8)
                                                             ------      -------      ------
Incentive Life 2000 Sales 1999 and after, Survivorship Incentive Life - Class B 0.60%
Units Issued ............................................       327       175             40
Units Redeemed ..........................................      (274)     (138)           (26)
                                                             ------      ------       ------
Net Increase (Decrease) .................................        53        37             14
                                                             ------      ------       ------
Survivorship Incentive Life - Class B 0.60%
Units Issued ............................................        --        --             --
Units Redeemed ..........................................        --        --             --
                                                             ------      ------       ------
Net Increase (Decrease) .................................        --        --             --
                                                             ------      ------       ------
Accumulator Life - Class B 1.35% (d)
Units Issued ............................................        --        --             --
Units Redeemed ..........................................        --        --             --
                                                             ------      ------       ------
Net Increase (Decrease) .................................        --        --             --
                                                             ------      ------       ------



                                                              EQ/Alliance Common Stock          EQ/Alliance Global
                                                          --------------------------------- ---------------------------
                                                             2001       2000        1999         2001          2000
                                                          --------- ----------- ----------- ------------- -------------
IL Plus Original Series, IL COLI, Incentive Life COLI - Class A and B 0.00%
Units Issued ............................................     248         226         279         286            89
Units Redeemed ..........................................    (217)       (186)       (181)       (284)          (55)
                                                             ----      ------      ------      ------        ------
Net Increase (Decrease) .................................      31          40          98           2            34
                                                             ----      ------      ------      ------        ------
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life 2000 Sales 1999 and after,
Survivorship Incentive Life - Class A
 and B 0.60%
Units Issued ............................................      --          --          --          --            --
Units Redeemed ..........................................      --          --          --          --            --
                                                             ----      ------      ------      ------        ------
Net Increase (Decrease) .................................      --          --          --          --            --
                                                             ----      ------      ------      ------        ------
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life 2000 Sales 1999 and after -
Class A and B 0.60%
Units Issued ............................................      --          --          --          --            --
Units Redeemed ..........................................      --          --          --          --            --
                                                             ----      ------      ------      ------        ------
Net Increase (Decrease) .................................      --          --          --          --            --
                                                             ----      ------      ------      ------        ------
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion - Class A and B 2000 0.60%
Units Issued ............................................     657         656       1,181       5,113         2,167
Units Redeemed ..........................................    (809)     (1,081)     (1,136)     (5,187)       (2,170)
                                                             ----      ------      ------      ------        ------
Net Increase (Decrease) .................................    (152)       (425)         45         (74)           (3)
                                                             ----      ------      ------      ------        ------
IL Protector - Class A and B 0.80%
Units Issued ............................................      23          23          27           4             4
Units Redeemed ..........................................     (17)        (14)        (14)         (3)           (2)
                                                             ----      ------      ------      ------        ------
Net Increase (Decrease) .................................       6           9          13           1             2
                                                             ----      ------      ------      ------        ------
Survivorship 2000 - Class A and B 0.90%
Units Issued ............................................      75          95         142         161            65
Units Redeemed ..........................................     (64)        (57)        (83)       (159)          (55)
                                                             ----      ------      ------      ------        ------
Net Increase (Decrease) .................................      11          38          59           2            10
                                                             ----      ------      ------      ------        ------
Incentive Life 2000 Sales 1999 and after, Survivorship Incentive Life - Class B 0.60%
Units Issued ............................................     811         691         150         170           147
Units Redeemed ..........................................    (321)       (222)        (53)        (60)          (39)
                                                             ----      ------      ------      ------        ------
Net Increase (Decrease) .................................     490         469          97         110           108
                                                             ----      ------      ------      ------      --------
Survivorship Incentive Life - Class B 0.60%
Units Issued ............................................      --          --          --          --            --
Units Redeemed ..........................................      --          --          --          --            --
                                                             ----      ------      ------      ------        ------
Net Increase (Decrease) .................................      --          --          --          --            --
                                                             ----      ------      ------      ------      --------
Accumulator Life - Class B 1.35% (d)
Units Issued ............................................      --          --          --          --            --
Units Redeemed ..........................................      --          --          --          --            --
                                                             ----      ------      ------      ------        ------
Net Increase (Decrease) .................................      --          --          --          --            --
                                                             ----      ------      ------      ------      --------



                                                          EQ/Alliance                EQ/Alliance
                                                             Global               Growth and Income
                                                              1999         2001          2000         1999
                                                          ----------- ------------- ------------- -----------
IL Plus Original Series, IL COLI, Incentive Life COLI - Class A and B 0.00%
Units Issued ............................................      73           110            68          76
Units Redeemed ..........................................     (37)          (86)          (39)        (29)
                                                             ----        ------        ------        ----
Net Increase (Decrease) .................................      36            24            29          47
                                                             ----        ------        ------        ----
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life 2000 Sales 1999 and
after, Survivorship Incentive Life - Class A
 and B 0.60%
Units Issued ............................................      --            --            --          --
Units Redeemed ..........................................      --            --            --          --
                                                             ----        ------        ------        ----
Net Increase (Decrease) .................................      --            --            --          --
                                                             ----        ------        ------        ----
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life 2000 Sales 1999 and
after - Class A and B 0.60%
Units Issued ............................................      --            --            --          --
Units Redeemed ..........................................      --            --            --          --
                                                             ----        ------        ------        ----
Net Increase (Decrease) .................................      --            --            --          --
                                                             ----        ------        ------        ----
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion - Class A and B 2000 0.60%
Units Issued ............................................     930         2,023         1,613         260
Units Redeemed ..........................................    (953)       (1,847)       (1,554)       (138)
                                                             ----        ------        ------        ----
Net Increase (Decrease) .................................     (23)          176            59         122
                                                             ----        ------        ------        ----
IL Protector - Class A and B 0.80%
Units Issued ............................................       3             5             5           6
Units Redeemed ..........................................      (2)           (3)           (3)         (3)
                                                             ----        ------        ------        ----
Net Increase (Decrease) .................................       1             2             2           3
                                                             ----        ------        ------        ----
Survivorship 2000 - Class A and B 0.90%
Units Issued ............................................      39            66            30          36
Units Redeemed ..........................................     (33)          (47)          (18)        (10)
                                                             ----        ------        ------        ----
Net Increase (Decrease) .................................       6            19            12          26
                                                             ----        ------        ------        ----
Incentive Life 2000 Sales 1999 and after, Survivorship Incentive Life - Class B 0.60%
Units Issued ............................................      15           374           164          34
Units Redeemed ..........................................      (3)         (102)          (35)         (4)
                                                             ----        ------        ------        ----
Net Increase (Decrease) .................................      12           272           129          30
                                                             ----        ------        ------        ----
Survivorship Incentive Life - Class B 0.60%
Units Issued ............................................      --            --            --          --
Units Redeemed ..........................................      --            --            --          --
                                                             ----        ------        ------        ----
Net Increase (Decrease) .................................      --            --            --          --
                                                             ----        ------        ------        ----
Accumulator Life - Class B 1.35% (d)
Units Issued ............................................      --            --            --          --
Units Redeemed ..........................................      --            --            --          --
                                                             ----        ------        ------        ----
Net Increase (Decrease) .................................      --            --            --          --
                                                             ----        ------        ------        ----

----------
(a) Units were made available for sale on June 4, 1999.
(b) Units were made available for sale on August 30, 1999.
(c) Units were made available for sale on May 22, 2000.
(d) Units were made available for sale on June 22, 2000.
(e) Units were made available for sale on October 22, 2000.
(f) Units were made available for sale on October 22, 2001.
(g) A substitution of T. Rowe Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See Note 5).
(h) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced, and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(i) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


7. Changes in Units Outstanding (Continued)

   Accumulation units issued and redeemed during the periods indicated were (in thousands):


                                  EQ/Alliance Growth Investors            EQ/Alliance High Yield
                              ------------------------------------ -------------------------------------
                                  2001         2000        1999        2001         2000         1999
                              ------------ ----------- ----------- ------------ ------------ -----------
IL Plus Original Series, IL COLI, Incentive Life COLI - Class A and B 0.00%
Units Issued ................      110          75          89          63           65          115
Units Redeemed ..............     (115)        (59)        (74)        (68)         (72)         (93)
                                 -----         ---         ---       -----       ------       ------
Net Increase (Decrease) .....       (5)         16          15          (5)          (7)          22
                                 -----         ---         ---      ------       ------       ------
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life 2000 Sales 1999
and after, Survivorship Incentive Life - Class A and B 0.60%
Units Issued ................      --           --          --          --           --           --
Units Redeemed ..............      --           --          --          --           --           --
                                 -----         ---         ---      ------        -----        -----
Net Increase (Decrease) .....      --           --          --          --           --           --
                                 -----         ---         ---      ------        -----        -----
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life 2000 Sales 1999
and after - Class A and B 0.60%
Units Issued ................      --           --          --          --           --           --
Units Redeemed ..............      --           --          --          --           --           --
                                 -----         ---         ---      ------        -----        -----
Net Increase (Decrease) .....      --           --          --          --           --           --
                                 -----         ---      ------      ------        -----        -----
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000 - Class A and B 0.60%
Units Issued ................     292          297         358         364          136          213
Units Redeemed ..............    (419)        (344)       (413)       (374)        (193)        (268)
                                 -----        ----      ------      ------        -----       ------
Net Increase (Decrease) .....    (127)         (47)        (55)        (10)         (57)         (55)
                                 -----        ----      ------      ------        -----       ------
IL Protector - Class A and B 0.80%
Units Issued ................       5            5           5           3            3            3
Units Redeemed ..............      (3)          (3)         (3)         (2)          (2)          (3)
                                 -----        ----      ------      ------       ------       ------
Net Increase (Decrease) .....       2            2           2           1            1           --
                                 -----        ----      ------      ------       ------       ------
Survivorship 2000 - Class A and B 0.90%
Units Issued ................       29          33          48           9           10           14
Units Redeemed ..............      (31)        (19)        (28)        (10)         (13)         (13)
                                 -----        ----      ------      ------       ------       ------
Net Increase (Decrease) .....       (2)         14          20          (1)          (3)           1
                                 -----        ----      ------      ------       ------       ------
Incentive Life 2000 Sales 1999 and after, Survivorship Incentive Life - Class B 0.60%
Units Issued ................      175         150          36          54           27            3
Units Redeemed ..............      (53)        (45)        (10)        (17)          (6)          --
                                 -----        ----      ------      ------       -------      ------
Net Increase (Decrease) .....      122         105          26          37           21            3
                                 -----        ----      ------      ------       ------       ------
Survivorship Incentive Life - Class B 0.60%
Units Issued ................      --           --          --          --           --           --
Units Redeemed ..............      --           --          --          --           --           --
                                 -----        ----      ------      ------       ------       ------
Net Increase (Decrease) .....      --           --          --          --           --           --
                                 -----        ----      ------      ------       ------       ------
Accumulator Life - Class B 1.35% (d)
Units Issued ................      --           --          --          --           --           --
Units Redeemed ..............      --           --          --          --           --           --
                                 -----        ----      ------      ------       ------       ------
Net Increase (Decrease) .....      --           --          --          --           --           --
                                 -----        ----      ------      ------       ------       ------



                                   EQ/Alliance Intermediate
                                     Government Securities              EQ/Alliance International
                              ----------------------------------- --------------------------------------
                                  2001        2000        1999        2001          2000         1999
                              ----------- ----------- ----------- ------------ ------------- -----------
IL Plus Original Series, IL COLI, Incentive Life COLI - Class A and B 0.00%
Units Issued ................      248          68         108         407           78           32
Units Redeemed ..............     (121)        (82)        (75)       (415)         (57)         (26)
                                  ----        ----        ----      ------       ------      ------
Net Increase (Decrease) .....      127         (14)         33          (8)          21           6
                                  ----        ----        ----      ------       ------      ------
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life 2000 Sales 1999
and after, Survivorship Incentive Life - Class A and B 0.60%
Units Issued ................       --          --          --          --           --          --
Units Redeemed ..............       --          --          --          --           --          --
                                  ----        ----        ----      ------       ------      ------
Net Increase (Decrease) .....       --          --          --          --           --          --
                                  ----        ----        ----      ------       ------      ------
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life 2000 Sales 1999
and after - Class A and B 0.60%
Units Issued ................       --          --          --          --           --          --
Units Redeemed ..............       --          --          --          --           --          --
                                  ----        ----        ----      ------       ------      ------
Net Increase (Decrease) .....       --          --          --          --           --          --
                                  ----        ----        ----      ------       ------      ------
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000 - Class A and B 0.60%
Units Issued ................      180          68         128         447        2,238         920
Units Redeemed ..............     (107)       (130)       (131)       (455)      (2,187)       (923)
                                  ----        ----        ----      ------       ------      ------
Net Increase (Decrease) .....       73         (62)         (3)         (8)          51          (3)
                                  ----        ----        ----      ------       ------      ------
IL Protector - Class A and B 0.80%
Units Issued ................        1          --           1           1            1           1
Units Redeemed ..............       --          --          --          (1)          (1)         (1)
                                  ----        ----        ----      ------       ------      ------
Net Increase (Decrease) .....        1          --           1          --           --          --
                                  ----        ----        ----      ------       ------      ------
Survivorship 2000 - Class A and B 0.90%
Units Issued ................       17           3          10          36           88          42
Units Redeemed ..............       (5)         (4)        (10)        (40)         (79)        (43)
                                  ----        ----        ----      ------       ------      ------
Net Increase (Decrease) .....       12          (1)         --          (4)           9          (1)
                                  ----        ----        ----      ------       ------      ------
Incentive Life 2000 Sales 1999 and after, Survivorship Incentive Life - Class B 0.60%
Units Issued ................       90          36           1          49           42           3
Units Redeemed ..............      (41)         (7)         --         (23)         (10)         --
                                  ----        ----        ----      ------       ------      ------
Net Increase (Decrease) .....       49          29           1          26           32           3
                                  ----        ----        ----      ------       ------      ------
Survivorship Incentive Life - Class B 0.60%
Units Issued ................       --          --          --          --           --          --
Units Redeemed ..............       --          --          --          --           --          --
                                  ----        ----        ----      ------       ------      ------
Net Increase (Decrease) .....       --          --          --          --           --          --
                                  ----        ----        ----      ------       ------      ------
Accumulator Life - Class B 1.35% (d)
Units Issued ................       --          --          --          --           --          --
Units Redeemed ..............       --          --          --          --           --          --
                                  ----        ----        ----      ------       ------      ------
Net Increase (Decrease) .....       --          --          --          --           --          --
                                  ----        ----        ----      ------       ------      ------

----------
(a) Units were made available for sale on June 4, 1999.
(b) Units were made available for sale on August 30, 1999.
(c) Units were made available for sale on May 22, 2000.
(d) Units were made available for sale on June 22, 2000.
(e) Units were made available for sale on October 22, 2000.
(f) Units were made available for sale on October 22, 2001.
(g) A substitution of T. Rowe Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See Note 5).
(h) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced, and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(i) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


7. Changes in Units Outstanding (Continued)

   Accumulation units issued and redeemed during the periods indicated were (in thousands):


                                              EQ/Alliance                             EQ/Alliance
                                             Money Market                         Premier Growth (a)
                              ------------------------------------------- -----------------------------------
                                   2001           2000           1999          2001         2000       1999
                              -------------- -------------- ------------- ------------- ----------- ---------
IL Plus Original Series, IL COLI, Incentive Life COLI - Class A and B 0.00%
Units Issued ................      2,600            980         1,153           124         111        34
Units Redeemed ..............     (2,494)          (910)         (983)         (112)        (48)       (4)
                                 -------        -------        ------        ------       -----     -----
Net Increase (Decrease) .....        106             70           170            12          63        30
                                 -------        -------        ------        ------       -----     -----
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life 2000 Sales 1999 and
after, Survivorship Incentive Life - Class A and B 0.60%
Units Issued ................         --             --            --         4,232       4,464       407
Units Redeemed ..............         --             --            --        (6,953)       (752)      (46)
                                 -------        -------        ------        ------       -----     -----
Net Increase (Decrease) .....         --             --            --        (2,721)      3,712       361
                                 -------        -------        ------        ------       -----     -----
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life 2000 Sales 1999 and
after - Class A and B 0.60%
Units Issued ................         --             --            --            --          --        --
Units Redeemed ..............         --             --            --            --          --        --
                                 -------        -------        ------        ------       -----     -----
Net Increase (Decrease) .....         --             --            --            --          --        --
                                 -------        -------        ------        ------       -----     -----
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000 - Class A and B 0.60%
Units Issued ................     15,961         14,099         9,677            --          --        --
Units Redeemed ..............    (16,062)       (14,079)       (9,492)           --          --        --
                                 -------        -------        ------        ------       -----     -----
Net Increase (Decrease) .....       (101)            20           185            --          --        --
                                 -------        -------        ------        ------       -----     -----

IL Protector - Class A and B 0.80%
Units Issued ................          9             17            28             4           5         1
Units Redeemed ..............         (8)           (19)          (29)           (2)         (1)       --
                                 -------        -------        ------        ------       -----     -----
Net Increase (Decrease) .....          1             (2)           (1)            2           4         1
                                 -------        -------        ------        ------       -----     -----
Survivorship 2000 - Class A and B 0.90%
Units Issued ................        685            683           550            --          --        --
Units Redeemed ..............       (718)          (668)         (514)           --          --        --
                                 -------        -------        ------        ------       -----     -----
Net Increase (Decrease) .....        (33)            15            36            --          --        --
                                 -------        -------        ------        ------       -----     -----
Incentive Life 2000 Sales 1999 and after, Survivorship Incentive Life - Class B 0.60%
Units Issued ................      3,175          2,537           706            --          --        --
Units Redeemed ..............     (2,738)        (2,356)         (546)           --          --        --
                                 -------        -------        ------        ------       -----     -----
Net Increase (Decrease) .....        437            181           160            --          --        --
                                 -------        -------        ------        ------       -----     -----
Survivorship Incentive Life - Class B 0.60%
Units Issued ................         --             --            --            --          --        --
Units Redeemed ..............         --             --            --            --          --        --
                                 -------        -------        ------        ------       -----     -----
Net Increase (Decrease) .....         --             --            --            --          --        --
                                 -------        -------        ------        ------       -----     -----
Accumulator Life - Class B 1.35% (d)
Units Issued ................         --              1            --            --          --        --
Units Redeemed ..............         (1)            --            --            --          --        --
                                 -------        -------        ------        ------       -----     -----
Net Increase (Decrease) .....         (1)             1            --            --          --        --
                                 -------        -------        ------        ------       -----     -----



                                           EQ/Alliance                             EQ/Alliance
                                          Quality Bond                          Small Cap Growth
                              ------------------------------------- -----------------------------------------
                                   2001         2000        1999         2001          2000          1999
                              ------------- ----------- ----------- ------------- ------------- -------------
IL Plus Original Series, IL COLI, Incentive Life COLI - Class A and B 0.00%
Units Issued ................       194         109         148            92            87            53
Units Redeemed ..............      (115)        (70)        (75)          (83)          (40)          (25)
                                 ------       -----        ----        ------        ------        ------
Net Increase (Decrease) .....        79          39          73             9            47            28
                                 ------       -----        ----        ------        ------        ------
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life 2000 Sales 1999 and
after, Survivorship Incentive Life - Class A and B 0.60%
Units Issued ................        --          --          --            --            --            --
Units Redeemed ..............        --          --          --            --            --            --
                                 ------       -----        ----        ------        ------        ------
Net Increase (Decrease) .....        --          --          --            --            --            --
                                 ------       -----        ----        ------        ------        ------
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life 2000 Sales 1999 and
after - Class A and B 0.60%
Units Issued ................        --          --          --            --            --            --
Units Redeemed ..............        --          --          --            --            --            --
                                 ------       -----        ----        ------        ------        ------
Net Increase (Decrease) .....        --          --          --            --            --            --
                                 ------       -----        ----        ------        ------        ------
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000 - Class A and B 0.60%
Units Issued ................       264       1,488         250         3,279         7,838         5,677
Units Redeemed ..............    (2,653)       (172)       (255)       (3,278)       (7,546)       (5,657)
                                 ------       -----        ----        ------        ------        ------
Net Increase (Decrease) .....    (2,389)      1,316          (5)            1           292            20
                                 ------       -----        ----        ------        ------        ------
IL Protector - Class A and B 0.80%
Units Issued ................         1           1           1             3             2             3
Units Redeemed ..............        --          --          (1)           (1)           (1)           (2)
                                 ------       -----        ----        ------        ------        ------
Net Increase (Decrease) .....         1           1          --             2             1             1
                                 ------       -----        ----        ------        ------        ------
Survivorship 2000 - Class A and B 0.90%
Units Issued ................        19           8          18            86           149            79
Units Redeemed ..............        (6)         (4)        (12)          (75)         (127)          (75)
                                 ------       -----        ----        ------        ------        ------
Net Increase (Decrease) .....        13           4           6            11            22             4
                                 ------       -----        ----        ------        ------        ------
Incentive Life 2000 Sales 1999 and after, Survivorship Incentive Life - Class B 0.60%
Units Issued ................        91          19           2           162            83             3
Units Redeemed ..............       (16)         (4)         --           (48)          (15)           --
                                 ------       -----        ----        ------        ------        ------
Net Increase (Decrease) .....        75          15           2           114            68             3
                                 ------       -----        ----        ------        ------        ------
Survivorship Incentive Life - Class B 0.60%
Units Issued ................        --          --          --            --            --            --
Units Redeemed ..............        --          --          --            --            --            --
                                 ------       -----        ----        ------        ------        ------
Net Increase (Decrease) .....        --          --          --            --            --            --
                                 ------       -----        ----        ------        ------        ------
Accumulator Life - Class B 1.35% (d)
Units Issued ................        --          --          --            --            --            --
Units Redeemed ..............        --          --          --            --            --            --
                                 ------       -----        ----        ------        ------        ------
Net Increase (Decrease) .....        --          --          --            --            --            --
                                 ------       -----        ----        ------        ------        ------

----------
(a) Units were made available for sale on June 4, 1999.
(b) Units were made available for sale on August 30, 1999.
(c) Units were made available for sale on May 22, 2000.
(d) Units were made available for sale on June 22, 2000.
(e) Units were made available for sale on October 22, 2000.
(f) Units were made available for sale on October 22, 2001.
(g) A substitution of T. Rowe Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See Note 5).
(h) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced, and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(i) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


7. Changes in Units Outstanding (Continued)

   Accumulation units issued and redeemed during the periods indicated were (in thousands):



                                                                                          EQ/Alliance                EQ/AXP
                                                                                          Technology (c)         New Dimensions (e)
                                                                                     ----------------------   ----------------------
                                                                                     2001      2000    1999   2001      2000    1999
                                                                                     ----      ----    ----   ----      ----    ----
IL Plus Original Series, IL COLI,
 Incentive Life COLI - Class A and B 0.00%
Units Issued .....................................................................     118       100    --       10        --     --
Units Redeemed ...................................................................     (94)      (44)   --       (5)       --     --
                                                                                    ------    ------    --   ------    ------   ----
Net Increase (Decrease) ..........................................................      24        56    --        5        --     --
                                                                                    ------    ------    --   ------    ------   ----
Incentive Life, Incentive Life 2000,
 Incentive Life Plus, Champion 2000,
 Incentive Life 2000 Sales 1999 and
 after, Survivorship  Incentive Life
 - Class A and B 0.60%
Units Issued .....................................................................   1,342       698    --       41         4     --
Units Redeemed ...................................................................  (1,018)     (254)   --      (11)       --     --
                                                                                    ------    ------    --   ------    ------   ----
Net Increase (Decrease) ..........................................................     324       444    --       30         4     --
                                                                                    ------    ------    --   ------    ------   ----
Incentive Life, Incentive Life 2000,
 Incentive Life Plus, Champion 2000,
 Incentive Life 2000 Sales 1999 and after
 - Class A and B 0.60%
Units Issued .....................................................................      --        --    --       --        --     --
Units Redeemed ...................................................................      --        --    --       --        --     --
                                                                                    ------    ------    --   ------    ------   ----
Net Increase (Decrease) ..........................................................      --        --    --       --        --     --
                                                                                    ------    ------    --   ------    ------   ----
Incentive Life, Incentive Life 2000,
Incentive Life Plus, Champion 2000
- Class A  and B I 0.60%
Units Issued .....................................................................      --        --    --       --        --     --
Units Redeemed ...................................................................      --        --    --       --        --     --
                                                                                    ------    ------    --   ------    ------   ----
Net Increase (Decrease) ..........................................................      --        --    --       --        --     --
                                                                                    ------    ------    --   ------    ------   ----
IL Protector - Class A and B 0.80%
Units Issued .....................................................................       2         2    --       --        --     --
Units Redeemed ...................................................................      (1)       --    --       --        --     --
                                                                                    ------    ------    --   ------    ------   ----
Net Increase (Decrease) ..........................................................       1         2    --       --        --     --
                                                                                    ------    ------    --   ------    ------   ----
Survivor 2000 - Class A and B 0.90%
Units Issued .....................................................................      --        --    --       --        --     --
Units Redeemed ...................................................................      --        --    --       --        --     --
                                                                                    ------    ------    --   ------    ------   ----
Net Increase (Decrease) ..........................................................      --        --    --       --        --     --
                                                                                    ------    ------    --   ------    ------   ----
Incentive Life 2000 Sales 1999 and
 after, Survivorship Incentive Life - Class B 0.60%
Units Issued .....................................................................      --        --    --       --        --     --
Units Redeemed ...................................................................      --        --    --       --        --     --
                                                                                    ------    ------    --   ------    ------   ----
Net Increase (Decrease) ..........................................................      --        --    --       --        --     --
                                                                                    ------    ------    --   ------    ------   ----
Survivorship Incentive Life - Class B 0.60%
Units Issued .....................................................................      --        --    --       --        --     --
Units Redeemed ...................................................................      --        --    --       --        --     --
                                                                                    ------    ------    --   ------    ------   ----
Net Increase (Decrease) ..........................................................      --        --    --       --        --     --
                                                                                    ------    ------    --   ------    ------   ----
Accumulator Life - Class B 1.35% (d)
Units Issued .....................................................................      --        --    --       --        --     --
Units Redeemed ...................................................................      --        --    --       --        --     --
                                                                                    ------    ------    --   ------    ------   ----
Net Increase (Decrease) ..........................................................      --        --    --       --        --     --
                                                                                    ------    ------    --   ------    ------   ----
                                                                         EQ/AXP Strategy
                                                                          Aggressive (e)                      EQ/Balanced (h)
                                                                 ----------------------------        ------------------------------
                                                                 2001         2000       1999        2001         2000        1999
                                                                 ----         ----       ----        ----         ----         ----
IL Plus Original Series, IL COLI, Incentive Life COLI - Class A and B 0.00%
Units Issued ............................................          21         --           --         133           41           47
Units Redeemed ..........................................          (7)        --           --         (64)         (32)         (20)
                                                                 ----         ----       ----        ----         ----         ----
Net Increase (Decrease) .................................          14         --           --          69            9           27
                                                                 ----         ----       ----        ----         ----         ----
Incentive Life, Incentive Life 2000,
 Incentive Life Plus, Champion 2000,
 Incentive Life 2000  Sales 1999 and
 after, Survivorship  Incentive Life
 - Class A and B 0.60%
Units Issued ............................................          68           77         --        --           --           --
Units Redeemed ..........................................         (19)         (71)        --        --           --           --
                                                                 ----         ----       ----        ----         ----         ----
Net Increase (Decrease) .................................          49            6         --        --           --           --
                                                                 ----         ----       ----        ----         ----         ----
Incentive Life, Incentive Life 2000,
 Incentive Life Plus, Champion 2000,
 Incentive Life 2000  Sales 1999 and after
 - Class A and B 0.60%
Units Issued ............................................        --           --           --        --           --           --
Units Redeemed ..........................................        --           --           --        --           --           --
                                                                 ----         ----       ----        ----         ----         ----
Net Increase (Decrease) .................................        --           --           --        --           --           --
                                                                 ----         ----       ----        ----         ----         ----
Incentive Life, Incentive Life 2000,
 Incentive Life Plus, Champion 2000
 - Class A and B I 0.60%
Units Issued ............................................        --           --           --         507           90          120
Units Redeemed ..........................................        --           --           --        (193)        (151)        (214)
                                                                 ----         ----       ----        ----         ----         ----
Net Increase (Decrease) .................................        --           --           --         314          (61)         (94)
                                                                 ----         ----       ----        ----         ----         ----
IL Protector - Class A and B 0.80%
Units Issued ............................................        --           --           --           5            1            2
Units Redeemed ..........................................        --           --           --          (1)          (1)          (1)
                                                                 ----         ----       ----        ----         ----         ----
Net Increase (Decrease) .................................        --           --           --           4         --              1
                                                                 ----         ----       ----        ----         ----         ----
Survivor 2000 - Class A and B 0.90%
Units Issued ............................................        --           --           --         101           10           16
Units Redeemed ..........................................        --           --           --         (29)          (5)          (5)
                                                                 ----         ----       ----        ----         ----         ----
Net Increase (Decrease) .................................        --           --           --         (72)          (5)         (11)
                                                                 ----         ----       ----        ----         ----         ----
Incentive Life 2000 Sales 1999 and after,
 Survivorship Incentive Life - Class B 0.60%
Units Issued ............................................        --           --           --         153           48           21
Units Redeemed ..........................................        --           --           --         (33)         (11)          (9)
                                                                 ----         ----       ----        ----         ----         ----
Net Increase (Decrease) .................................        --           --           --         120           37           12
                                                                 ----         ----       ----        ----         ----         ----
Survivorship Incentive Life - Class B 0.60%
Units Issued ............................................        --           --           --        --           --           --
Units Redeemed ..........................................        --           --           --        --           --           --
                                                                 ----         ----       ----        ----         ----         ----
Net Increase (Decrease) .................................        --           --           --        --           --           --
                                                                 ----         ----       ----        ----         ----         ----
Accumulator Life - Class B 1.35% (d)
Units Issued ............................................        --           --           --        --           --           --
Units Redeemed ..........................................        --           --           --        --           --           --
                                                                 ----         ----       ----        ----         ----         ----
Net Increase (Decrease) .................................        --           --           --        --           --           --
                                                                 ----         ----       ----        ----         ----         ----

----------
(a) Units were made available for sale on June 4, 1999.
(b) Units were made available for sale on August 30, 1999.
(c) Units were made available for sale on May 22, 2000.
(d) Units were made available for sale on June 22, 2000.
(e) Units were made available for sale on October 22, 2000.
(f) Units were made available for sale on October 22, 2001.
(g) A substitution of T. Rowe Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See Note 5).
(h) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced, and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(i) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


7. Changes in Units Outstanding (Continued)

Accumulation units issued and redeemed during the periods indicated were (in thousands):



                                                               EQ/Bernstein             EQ/Capital             EQ/Capital
                                                                  Diversified            Guardian             Guardian U.S.
                                                                  Value (g)            Research (b)            Equity (b)
                                                            --------------------  --------------------   ---------------------
                                                            2001     2000   1999  2001    2000    1999   2001    2000    1999
                                                            ----     ----   ----  ----    ----    ----   ----    ----    ----

IL Plus Original Series, IL COLI, Incentive Life COLI -
 Class A and B 0.00%
Units Issued ............................................    188       --    --     34      16      --     18       5       1
Units Redeemed ..........................................    (18)      --    --    (20)     (6)     --    (10)     (2)     --
                                                            ----     ----  ----   ----    ----    ----   ----    ----    ----
Net Increase (Decrease) .................................    170       --    --     14      10      --      8       3       1
                                                            ----     ----  ----   ----    ----    ----   ----    ----    ----
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000,  Incentive Life 2000 Sales 1999 and after,
 Survivorship  Incentive Life - Class A and B 0.60%
Units Redeemed ..........................................    692        6    --    140      18       1     65      14       4
Units Redeemed ..........................................   (175)      (3)   --   (107)     (4)     --     (6)     (3)     --
                                                            ----     ----  ----   ----    ----    ----   ----    ----    ----
Net Increase (Decrease) .................................    517        3    --     33       4       1     59      11       4
                                                            ----     ----  ----   ----    ----    ----   ----    ----    ----
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and
 after - Class A and B 0.60%
Units Issued ............................................     --       --    --     --      --      --     --      --      --
Units Redeemed ..........................................     --       --    --     --      --      --     --      --      --
                                                            ----     ----  ----   ----    ----    ----   ----    ----    ----
Net Increase (Decrease) .................................     --       --    --     --      --      --     --      --      --
                                                            ----     ----  ----   ----    ----    ----   ----    ----    ----
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000 - Class A and B 0.60%
Units Redeemed ..........................................     --       --    --     --      --      --     --      --      --
Units Redeemed ..........................................     --       --    --     --      --      --     --      --      --
                                                            ----     ----  ----   ----    ----    ----   ----    ----    ----
Net Increase (Decrease) .................................     --       --    --     --      --      --     --      --      --
                                                            ----     ----  ----   ----    ----    ----   ----    ----    ----
IL Protector - Class A and B 0.80%
Units Issued ............................................      4       --    --     --      --      --     --      --      --
Units Redeemed ..........................................     --       --    --     --      --      --     --      --      --
                                                            ----     ----  ----   ----    ----    ----   ----    ----    ----
Net Increase (Decrease) .................................      4       --    --     --      --      --     --      --      --
                                                            ----     ----  ----   ----    ----    ----   ----    ----    ----
Survivorship 2000 - Class A and B 0.90%
Units Issued ............................................     64       --    --     --      --      --      2      --      --
Units Redeemed ..........................................     --       --    --     --      --      --     --      --      --
                                                            ----     ----  ----   ----    ----    ----   ----    ----    ----
Net Increase (Decrease) .................................     64       --    --     --      --      --      2      --      --
                                                            ----     ----  ----   ----    ----    ----   ----    ----    ----
Incentive Life 2000 Sales 1999 and after,
 Survivorship Incentive Life - Class B 0.60%
Units Issued ............................................     --       --    --     --      --      --     --      --      --
Units Redeemed ..........................................     --       --    --     --      --      --     --      --      --
                                                            ----     ----  ----   ----    ----    ----   ----    ----    ----
Net Increase (Decrease) .................................     --       --    --     --      --      --     --      --      --
                                                            ----     ----  ----   ----    ----    ----   ----    ----    ----
Survivorship Incentive Life - Class B 0.60%
Units Issued ............................................      5        2    --     --      --      --     --      --      --
Units Redeemed ..........................................     (2)      --    --     --      --      --     --      --      --
                                                            ----     ----  ----   ----    ----    ----   ----    ----    ----
Net Increase (Decrease) .................................      3        2    --     --      --      --     --      --      --
                                                            ----     ----  ----   ----    ----    ----   ----    ----    ----
Accumulator Life - Class B 1.35% (d)
Units Issued ............................................     --       --    --     --      --      --     --      --      --
Units Redeemed ..........................................     --       --    --     --      --      --     --      --      --
                                                            ----     ----  ----   ----    ----    ----   ----    ----    ----
Net Increase (Decrease) .................................     --       --    --     --      --      --     --      --      --
                                                            ----     ----  ----   ----    ----    ----   ----    ----    ----

----------
(a) Units were made available for sale on June 4, 1999.
(b) Units were made available for sale on August 30, 1999.
(c) Units were made available for sale on May 22, 2000.
(d) Units were made available for sale on June 22, 2000.
(e) Units were made available for sale on October 22, 2000.
(f) Units were made available for sale on October 22, 2001.
(g) A substitution of T. Rowe Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See Note 5).
(h) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced, and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(i) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


7. Changes in Units Outstanding (Continued)

    Accumulation units issued and redeemed during the periods indicated were (in thousands):



                                                               EQ/Emerging Markets Equity               EQ/Equity 500 Index (i)
                                                            --------------------------------       --------------------------------
                                                             2001         2000         1999         2001         2000         1999
                                                            ------       ------       ------       ------       ------       ------
IL Plus Original Series, IL COLI,
 Incentive Life COLI 0.00%
Units Issued .........................................         744          146          115          247          249          214
Units Redeemed .......................................        (787)         (90)         (34)        (218)        (160)         (92)
                                                            ------       ------       ------       ------       ------       ------
Net Increase (Decrease) ..............................         (43)          56           81           29           89          122
                                                            ------       ------       ------       ------       ------       ------
Incentive Life, Incentive Life 2000,
 Incentive Life Plus, Champion 2000,
 Incentive Life 2000 Sales 1999 and
 after, Survivorship  Incentive Life
 - Class A and B 0.60%
Units Issued .........................................          --           --           --           --           --           --
Units Redeemed .......................................          --           --           --           --           --           --
                                                            ------       ------       ------       ------       ------       ------
Net Increase (Decrease) ..............................          --           --           --           --           --           --
                                                            ------       ------       ------       ------       ------       ------
Incentive Life, Incentive Life 2000,
 Incentive Life Plus, Champion 2000,
 Incentive Life 2000 Sales 1999 and
 after - Class A and B 0.60%
Units Issued .........................................         265          490          252           --           --           --
Units Redeemed .......................................        (239)        (319)        (118)          --           --           --
                                                            ------       ------       ------       ------       ------       ------
Net Increase (Decrease) ..............................          26           17          134           --           --           --
                                                            ------       ------       ------       ------       ------       ------
Incentive Life, Incentive Life 2000,
Incentive Life Plus, Champion 2000 -
Class A and B 0.60%
Units Issued .........................................          --           --           --        3,046        3,537        4,134
Units Redeemed .......................................          --           --           --       (3,050)      (4,086)      (3,348)
                                                            ------       ------       ------       ------       ------       ------
Net Increase (Decrease) ..............................          --           --           --           (4)        (549)         786
                                                            ------       ------       ------       ------       ------       ------
IL Protector - Class A and B 0.80%
Units Issued .........................................           2            2            1            7            7            9
Units Redeemed .......................................           0           (2)          (1)          (5)          (5)          (4)
                                                            ------       ------       ------       ------       ------       ------
Net Increase (Decrease) ..............................          (2)          --           --            2            2            5
                                                            ------       ------       ------       ------       ------       ------
Survivorship 2000 - Class A and B 0.90%
Units Issued .........................................           5           62           18          126          102           84
Units Redeemed .......................................          (6)         (55)          (9)         (98)         (79)         (38)
                                                            ------       ------       ------       ------       ------       ------
Net Increase (Decrease) ..............................          (1)           7            9           28           23           46
                                                            ------       ------       ------       ------       ------       ------
Incentive Life 2000 Sales 1999 and after,
 Survivorship Incentive Life - Class B 0.60%
Units Issued .........................................          --           --           --          534          428           65
Units Redeemed .......................................          --           --           --         (261)        (177)         (15)
                                                            ------       ------       ------       ------       ------       ------
Net Increase (Decrease) ..............................          --           --           --          273          251           50
                                                            ------       ------       ------       ------       ------       ------
Survivorship Incentive Life - Class B 0.60%
Units Issued .........................................           5            7           --           --           --           --
Units Redeemed .......................................          --           --           --           --           --           --
                                                            ------       ------       ------       ------       ------       ------
Net Increase (Decrease) ..............................           5            7           --           --           --           --
                                                            ------       ------       ------       ------       ------       ------
Accumulator Life - Class B 1.35% (d)
Units Issued .........................................          --           --           --           --           --           --
Units Redeemed .......................................          --           --           --           --           --           --
                                                            ------       ------       ------       ------       ------       ------
Net Increase (Decrease) ..............................          --           --           --           --           --           --
                                                            ------       ------       ------       ------       ------       ------

                                                                      EQ/Evergreen Omega (a)                 EQ/FI Mid Cap (d)
                                                                 -----------------------------        ------------------------------
                                                                 2001          2000       1999        2001         2000         1999
                                                                 ----          ----       ----        ----         ----         ----

IL Plus Original Series, IL COLI,
 Incentive Life COLI 0.00%
Units Issued ............................................           6             7         --          28            4           --
Units Redeemed ..........................................          (2)           (7)        --         (17)          (1)          --
                                                                 ----          ----       ----        ----         ----         ----
Net Increase (Decrease) .................................           4            --         --          11            3           --
                                                                 ----          ----       ----        ----         ----         ----
Incentive Life, Incentive Life 2000,
 Incentive Life Plus, Champion 2000,
 Incentive Life 2000 Sales 1999 and
 after, Survivorship  Incentive Life
 - Class A and B 0.60%
Units Issued ............................................          10             6         --         388           59           --
Units Redeemed ..........................................          (3)           (1)        --        (248)         (48)          --
                                                                 ----          ----       ----        ----         ----         ----
Net Increase (Decrease) .................................           7             5         --         140           11           --
                                                                 ----          ----       ----        ----         ----         ----
Incentive Life, Incentive Life 2000,
 Incentive Life Plus, Champion 2000,
 Incentive Life 2000 Sales 1999 and
 after - Class A and B 0.60%
Units Issued ............................................          --            --         --          --           --           --
Units Redeemed ..........................................          --            --         --          --           --           --
                                                                 ----          ----       ----        ----         ----         ----
Net Increase (Decrease) .................................          --            --         --          --           --           --
                                                                 ----          ----       ----        ----         ----         ----
Incentive Life, Incentive Life 2000,
 Incentive Life Plus, Champion 2000
 - Class A and B 0.60%
Units Issued ............................................          --            --         --          --           --           --
Units Redeemed ..........................................          --            --         --          --           --           --
                                                                 ----          ----       ----        ----         ----         ----
Net Increase (Decrease) .................................          --            --         --          --           --           --
                                                                 ----          ----       ----        ----         ----         ----
IL Protector - Class A and B 0.80%
Units Issued ............................................          --            --         --           1           --           --
Units Redeemed ..........................................          --            --         --          --           --           --
                                                                 ----          ----       ----        ----         ----         ----
Net Increase (Decrease) .................................          --            --         --           1           --           --
                                                                 ----          ----       ----        ----         ----         ----
Survivorship 2000 - Class A and B 0.90%
Units Issued ............................................          --            --         --          10            1           --
Units Redeemed ..........................................          --            --         --          (2)          --           --
                                                                 ----          ----       ----        ----         ----         ----
Net Increase (Decrease) .................................          --            --         --           8            1           --
                                                                 ----          ----       ----        ----         ----         ----
Incentive Life 2000 Sales 1999 and after,
 Survivorship Incentive Life - Class B 0.60%
Units Issued ............................................          --            --         --          --           --           --
Units Redeemed ..........................................          --            --         --          --           --           --
                                                                 ----          ----       ----        ----         ----         ----
Net Increase (Decrease) .................................          --            --         --          --           --           --
                                                                 ----          ----       ----        ----         ----         ----
Survivorship Incentive Life - Class B 0.60%
Units Issued ............................................          --            --         --          --           --           --
Units Redeemed ..........................................          --            --         --          --           --           --
                                                                 ----          ----       ----        ----         ----         ----
Net Increase (Decrease) .................................          --            --         --          --           --           --
                                                                 ----          ----         --        ----         ----         ----
Accumulator Life - Class B 1.35% (d)
Units Issued ............................................          --            --         --          --           --           --
Units Redeemed ..........................................          --            --         --          --           --           --
                                                                 ----          ----       ----        ----         ----         ----
                                                                 ----          ----       ----        ----         ----         ----
Net Increase (Decrease) .................................          --            --         --          --           --           --
                                                                 ----          ----       ----        ----         ----         ----

----------
(a) Units were made available for sale on June 4, 1999.
(b) Units were made available for sale on August 30, 1999.
(c) Units were made available for sale on May 22, 2000.
(d) Units were made available for sale on June 22, 2000.
(e) Units were made available for sale on October 22, 2000.
(f) Units were made available for sale on October 22, 2001.
(g) A substitution of T. Rowe Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See Note 5).
(h) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced, and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(i) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


7.  Changes in Units Outstanding (Continued)

    Accumulation units issued and redeemed during the periods indicated were (in thousands):




                                                              EQ/FI Small/Mid Cap Value (e)            EQ/Janus Large Cap Growth
                                                             ------------------------------         ------------------------------
                                                             2001         2000         1999         2001         2000         1999
                                                             ----         ----         ----         ----         ----         ----
IL Plus Original Series, IL COLI,
 Incentive Life COLI - Class A and B 0.00%
Units Issued ..........................................        74           35           38           61            5           --
Units Redeemed ........................................       (42)         (28)         (34)         (33)          (1)          --
                                                             ----         ----         ----         ----         ----         ----
Net Increase (Decrease) ...............................        32            7            4           28            4           --
                                                             ----         ----         ----         ----         ----         ----
Incentive Life, Incentive Life 2000,
 Incentive Life Plus, Champion 2000,
 Incentive Life 2000 Sales 1999 and
 after, Survivorship  Incentive Life -
 Class A and B 0.60%
Units Issued ..........................................        --           --           --          224           40           --
Units Redeemed ........................................        --           --           --          (87)          (4)          --
                                                             ----         ----         ----         ----         ----         ----
Net Increase (Decrease) ...............................        --           --           --          137           36           --
                                                             ----         ----         ----         ----         ----         ----
Incentive Life, Incentive Life 2000,
 Incentive Life Plus, Champion 2000,
 Incentive Life 2000 Sales 1999 and after
 - Class A and B s0.60%
Units Issued ..........................................        --           --           --           --           --           --
Units Redeemed ........................................        --           --           --           --           --           --
                                                             ----         ----         ----         ----         ----         ----
Net Increase (Decrease) ...............................        --           --           --           --           --           --
                                                             ----         ----         ----         ----         ----         ----
Incentive Life, Incentive Life 2000,
 Incentive Life Plus, Champion 2000
 - Class A and B 0.60%
Units Issued ..........................................       149          100          129           --           --           --
Units Redeemed ........................................      (387)        (109)        (141)          --           --           --
                                                             ----         ----         ----         ----         ----         ----
Net Increase (Decrease) ...............................      (238)          (9)         (12)          --           --           --
                                                             ----         ----         ----         ----         ----         ----
IL Protector - Class A and B 0.80%
Units Issued ..........................................         3            1            2            1           --           --
Units Redeemed ........................................        (1)          (1)          (1)          --           --           --
                                                             ----         ----         ----         ----         ----         ----
Net Increase (Decrease) ...............................         2           --            1            1           --           --
                                                             ----         ----         ----         ----         ----         ----
Survivorship 2000 - Class A and B 0.90%
Units Issued ..........................................        28            7            9            6            2           --
Units Redeemed ........................................        (4)          (5)         (10)          (2)          --           --
                                                             ----         ----         ----         ----         ----         ----
Net Increase (Decrease) ...............................        24            2           (1)           4            2           --
                                                             ----         ----         ----         ----         ----         ----
Incentive Life 2000 Sales 1999 and after,
 Survivorship Incentive Life
 - Class B 0.60%
Units Issued ..........................................       600            2           --           --           --           --
Units Redeemed ........................................       (64)          --           --           --           --           --
                                                             ----         ----         ----         ----         ----         ----
Net Increase (Decrease) ...............................       536            2           --           --           --           --
                                                             ----         ----         ----         ----         ----         ----
Survivorship Incentive Life - Class B 0.60%
Units Issued ..........................................        --           --           --           --           --           --
Units Redeemed ........................................        --           --           --           --           --           --
                                                             ----         ----         ----         ----         ----         ----
Net Increase (Decrease) ...............................        --           --           --           --           --           --
                                                             ----         ----         ----         ----         ----         ----
Accumulator Life - Class B 1.35% (d)
Units Issued ..........................................        --           --           --           --           --           --
Units Redeemed ........................................        --           --           --           --           --           --
                                                             ----         ----         ----         ----         ----         ----
Net Increase (Decrease) ...............................        --           --           --           --           --           --
                                                             ----         ----         ----         ----         ----         ----

----------
(a) Units were made available for sale on June 4, 1999.
(b) Units were made available for sale on August 30, 1999.
(c) Units were made available for sale on May 22, 2000.
(d) Units were made available for sale on June 22, 2000.
(e) Units were made available for sale on October 22, 2000.
(f) Units were made available for sale on October 22, 2001.
(g) A substitution of T. Rowe Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See Note 5).
(h) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced, and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(i) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

Notes to Financial Statements (Concluded)

December 31, 2001


7. Changes in Units Outstanding (Continued)

Accumulation units issued and redeemed during the periods indicated were (in thousands):



                                                            EQ/Marsico           EQ/Mercury Basic             EQ/MFS Emerging
                                                             Focus (f)             Value Equity               Growth Companies
                                                       ------------------- --------------------------    --------------------------
                                                        2001   2000  1999    2001      2000      1999      2001      2000     1999
                                                        ----   ---- -----    ----      ----      ----      ----      ----     ----
IL Plus Original Series, IL COLI,
 Incentive Life COLI - Class A and B 0.00%
Units Issued .......................................       --    --   --       52        58        37       108       120        92
Units Redeemed .....................................       --    --   --      (29)      (27)      (16)      (95)      (72)      (25)
                                                       ------  ---- ----   ------    ------    ------    ------    ------    ------
Net Increase (Decrease) ............................       --    --   --       23        31        21        13        48        67
                                                       ------  ---- ----   ------    ------    ------    ------    ------    ------
Incentive Life, Incentive Life 2000,
 Incentive Life Plus, Champion 2000,
 Incentive Life 2000 Sales 1999 and
 after, Survivorship Incentive Life
 - Class A and B 0.60%
Units Issued .......................................        6    --   --       --        --        --        --        --        --
Units Redeemed .....................................       --    --   --       --        --        --        --        --        --
                                                       ------  ---- ----   ------    ------    ------    ------    ------    ------
Net Increase (Decrease) ............................        6    --   --       --        --        --        --        --        --
                                                       ------  ---- ----   ------    ------    ------    ------    ------    ------
Incentive Life, Incentive Life 2000,
 Incentive Life Plus, Champion 2000,
 Incentive Life 2000 Sales 1999 and after
 - Class A and B 0.60%
Units Issued .......................................       --    --   --      262        73       125     1,557     1,556     1,179
Units Redeemed .....................................       --    --   --      (83)      (60)      (51)   (1,514)   (1,121)     (781)
                                                       ------  ---- ----   ------    ------    ------    ------    ------    ------
Net Increase (Decrease) ............................       --    --   --      179        13        74        43       435       398
                                                       ------  ---- ----   ------    ------    ------    ------    ------    ------
Incentive Life, Incentive Life 2000,
 Incentive Life Plus, Champion 2000
 - Class A and B 0.60%
Units Issued .......................................       --    --   --       --        --        --        --        --        --
Units Redeemed .....................................       --    --   --       --        --        --        --        --        --
                                                       ------  ---- ----   ------    ------    ------    ------    ------    ------
Net Increase (Decrease) ............................       --    --   --       --        --        --        --        --        --
                                                       ------  ---- ----   ------    ------    ------    ------    ------    ------
IL Protector - Class A and B 0.80%
Units Issued .......................................       --    --   --        2         1         1         4         4         4
Units Redeemed .....................................       --    --   --       (1)       (1)       (1)       (2)       (2)       (1)
                                                       ------  ---- ----   ------    ------    ------    ------    ------    ------
Net Increase (Decrease) ............................       --    --   --        1        --        --         2         2         3
                                                       ------  ---- ----   ------    ------    ------    ------    ------    ------
Survivorship 2000 - Class A and B 0.90%
Units Issued .......................................        1    --   --       25        11        11        55        36        47
Units Redeemed .....................................       --    --   --       (6)       (4)       (4)      (55)      (13)      (16)
                                                       ------    --   --   ------    ------    ------    ------    ------    ------
Net Increase (Decrease) ............................        1    --   --       19         7         7        --        23        31
                                                       ------  ---- ----   ------    ------    ------    ------    ------    ------
Incentive Life 2000 Sales 1999 and after,
 Survivorship Incentive Life - Class B 0.60%
Units Issued .......................................       --    --   --       --        --        --        --        --        --
Units Redeemed .....................................       --    --   --       --        --        --        --        --        --
                                                       ------  ---- ----   ------    ------    ------    ------    ------    ------
Net Increase (Decrease) ............................       --    --   --       --        --        --        --        --        --
                                                       ------  ---- ----   ------    ------    ------    ------    ------    ------
Survivorship Incentive Life - Class B 0.60%
Units Issued .......................................       --    --   --       67        24         7       131        79        19
Units Redeemed .....................................       --    --   --      (54)      (19)       (5)      (99)      (40)      (16)
                                                       ------  ---- ----   ------    ------    ------    ------    ------    ------
Net Increase (Decrease) ............................       --    --   --       13         5         2        32        39         3
                                                       ------  ---- ----   ------    ------    ------    ------    ------    ------
Accumulator Life 1.35% - Class B (d)
Units Issued .......................................       --    --   --       --        --        --        --        --        --
Units Redeemed .....................................       --    --   --       --        --        --        --        --        --
                                                       ------  ---- ----   ------    ------    ------    ------    ------    ------
Net Increase (Decrease) ............................       --    --   --       --        --        --        --        --        --
                                                       ------  ---- ----   ------    ------    ------    ------    ------    ------

----------
(a) Units were made available for sale on June 4, 1999.
(b) Units were made available for sale on August 30, 1999.
(c) Units were made available for sale on May 22, 2000.
(d) Units were made available for sale on June 22, 2000.
(e) Units were made available for sale on October 22, 2000.
(f) Units were made available for sale on October 22, 2001.
(g) A substitution of T. Rowe Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See Note 5).
(h) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced, and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(i) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


7.  Changes in Units Outstanding (Continued)

    Accumulation units issued and redeemed during the periods indicated were (in thousands):



                                                                EQ/MFS Investors Trust (a)              EQ/MFS Research
                                                            --------------------------------       --------------------------------
                                                             2001         2000         1999         2001        2000          1999
                                                            ------       ------       ------       ------       ------       ------
IL Plus Original Series, IL COLI,
 Incentive Life COLI
 - Class A and B 0.00%
Units Issued .........................................           4            6            1           67           60           35
Units Redeemed .......................................          (2)          (3)          --          (57)         (29)         (14)
                                                            ------       ------       ------       ------       ------       ------
Net Increase (Decrease) ..............................           2            3            1           10           31           21
                                                            ------       ------       ------       ------       ------       ------
 Incentive Life, Incentive Life 2000,
 Incentive Life Plus, Champion 2000,
 Incentive Life 2000 Sales 1999 and \
 after, Survivorship Incentive  Life
 - Class A and B 0.60%
Units Issued .........................................          34           16            4           --           --           --
Units Redeemed .......................................         (10)          (2)          (1)          --           --           --
                                                            ------       ------       ------       ------       ------       ------
Net Increase (Decrease) ..............................          24           14            3           --           --           --
                                                            ------       ------       ------       ------       ------       ------
Incentive Life, Incentive Life 2000,
 Incentive Life Plus, Champion 2000,
 Incentive Life 2000 Sales 1999 and
 after, Survivorship Incentive  Life
 - Class A and B 0.60%
Units Issued .........................................          --           --           --        1,144          978          127
Units Redeemed .......................................          --           --           --       (1,116)        (893)         (77)
                                                            ------       ------       ------       ------       ------       ------
Net Increase (Decrease) ..............................          --           --           --           28           85           50
                                                            ------       ------       ------       ------       ------       ------
Incentive Life, Incentive Life 2000,
 Incentive Life Plus, Champion 2000,
 Incentive Life 2000 Sales 1999 and
 after, Survivorship Incentive  Life
 - Class A and B 0.60%
Units Issued .........................................          --           --           --           --           --           --
Units Redeemed .......................................          --           --           --           --           --           --
                                                            ------       ------       ------       ------       ------       ------
Net Increase (Decrease) ..............................          --           --           --           --           --           --
                                                            ------       ------       ------       ------       ------       ------
IL Protector - Class A and B 0.80%
Units Issued .........................................          --           --           --            2            2            2
Units Redeemed .......................................          --           --           --           (1)          (1)          (1)
                                                            ------       ------       ------       ------       ------       ------
Net Increase (Decrease) ..............................          --           --           --            1            1            1
                                                            ------       ------       ------       ------       ------       ------
Survivorship 2000 - Class A and B 0.90%
Units Issued .........................................           1            1           --           29           15           26
Units Redeemed .......................................          (1)          --           --          (31)          (7)         (18)
                                                            ------       ------       ------       ------       ------       ------
Net Increase (Decrease) ..............................          --            1           --           (2)           8            8
                                                            ------       ------       ------       ------       ------       ------
Incentive Life 2000 Sales 1999 and after,
 Survivorship Incentive Life - Class B 0.60%
Units Issued .........................................          --           --           --           --           --           --
Units Redeemed .......................................          --           --           --           --           --           --
                                                            ------       ------       ------       ------       ------       ------
Net Increase (Decrease) ..............................          --           --           --           --           --           --
                                                            ------       ------       ------       ------       ------       ------
Survivorship Incentive Life Class B 0.60%
Units Issued .........................................          --           11            1          101           42            1
Units Redeemed .......................................          --           (2)          --          (94)         (33)          --
                                                            ------       ------       ------       ------       ------       ------
Net Increase (Decrease) ..............................          --            9            1            7            9            1
                                                            ------       ------       ------       ------       ------       ------
Accumulator Life Class B 1.35% (d)
Units Issued .........................................          --           --           --           --           --           --
Units Redeemed .......................................          --           --           --           --           --           --
                                                            ------       ------       ------       ------       ------       ------
Net Increase (Decrease) ..............................          --           --           --           --           --           --
                                                            ------       ------       ------       ------       ------       ------



                                                             EQ/Putnam Growth
                                                               & Income Value
                                                          ---------------------
                                                          2001     2000     1999
                                                          ----     ----     ----
IL Plus Original Series, IL COLI,
Incentive Life COLI - Class A and B 0.00%
Units Issued ........................................      22       26       22
Units Redeemed ......................................     (16)     (18)     (10)
                                                          ---      ---      ---
Net Increase (Decrease) .............................       6        8       12
                                                          ---      ---      ---
Incentive Life, Incentive Life 2000,
 Incentive Life Plus, Champion 2000,
 Incentive Life 2000 Sales 1999 and after,
 Survivorship Incentive
 Life - Class A and B 0.60%
Units Issued ........................................      --       --       --
Units Redeemed ......................................      --       --       --
                                                          ---      ---      ---
Net Increase (Decrease) .............................      --       --       --
                                                          ---      ---      ---
Incentive Life, Incentive Life 2000,
 Incentive Life Plus, Champion 2000,
 Incentive Life 2000 Sales 1999 and after,
 Survivorship Incentive  Life
 - Class A and B 0.60%
Units Issued ........................................      45       41       66
Units Redeemed ......................................      (9)     (45)     (38)
                                                          ---      ---      ---
Net Increase (Decrease) .............................      36       (4)      28
                                                          ---      ---      ---
Incentive Life, Incentive Life 2000,
 Incentive Life Plus, Champion 2000,
 Incentive Life 2000 Sales 1999 and after,
 Survivorship Incentive
 Life - Class A and B 0.60%
Units Issued ........................................      --       --       --
Units Redeemed ......................................      --       --       --
                                                          ---      ---      ---
Net Increase (Decrease) .............................      --       --       --
                                                          ---      ---      ---
IL Protector - Class A and B 0.80%
Units Issued ........................................       1        1        1
Units Redeemed ......................................      (1)      (1)      --
                                                          ---      ---      ---
Net Increase (Decrease) .............................      --       --        1
                                                          ---      ---      ---
Survivorship 2000 - Class A and B 0.90%
Units Issued ........................................       4        6        7
Units Redeemed ......................................      (2)      (6)      (3)
                                                          ---      ---      ---
Net Increase (Decrease) .............................       2       --        4
                                                          ---      ---      ---
Incentive Life 2000 Sales 1999 and after,
 Survivorship Incentive Life - Class B 0.60%
Units Issued ........................................      --       --       --
Units Redeemed ......................................      --       --       --
                                                          ---      ---      ---
Net Increase (Decrease) .............................      --       --       --
                                                          ---      ---      ---
Survivorship Incentive Life Class B 0.60%
Units Issued ........................................      35       16        1
Units Redeemed ......................................     (27)      (9)      --
                                                          ---      ---      ---
Net Increase (Decrease) .............................       8        7        1
                                                          ---      ---      ---
Accumulator Life Class B 1.35% (d)
Units Issued ........................................      --       --       --
Units Redeemed ......................................      --       --       --
                                                          ---      ---      ---
Net Increase (Decrease) .............................      --       --       --
                                                          ---      ---      ---

----------
(a) Units were made available for sale on June 4, 1999.
(b) Units were made available for sale on August 30, 1999.
(c) Units were made available for sale on May 22, 2000.
(d) Units were made available for sale on June 22, 2000.
(e) Units were made available for sale on October 22, 2000.
(f) Units were made available for sale on October 22, 2001.
(g) A substitution of T. Rowe Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See Note 5).
(h) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced, and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(i) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


7.  Changes in Units Outstanding (Concluded)

    Accumulation units issued and redeemed during the periods indicated were (in thousands):



                                                                                          EQ/T. Rowe Price International Stock
                                                                                     ----------------------------------------------
                                                                                      2001                2000                1999
                                                                                     ------              ------              ------
IL Plus Original Series, IL COLI,
Incentive Life COLI - Class A and B 0.00%
Units Issued ...........................................................                462                  51                  56
Units Redeemed .........................................................               (448)                (30)                (22)
                                                                                     ------              ------              ------
Net Increase (Decrease) ................................................                 14                  21                  34
                                                                                     ------              ------              ------
Incentive Life, Incentive Life 2000,
 Incentive Life Plus, Champion 2000,
 Incentive Life 2000 Sales 1999 and
 after Survivorship  Incentive Life
 - Class A and B 0.60%
Units Issued ...........................................................                 --                  --                  --
Units Redeemed .........................................................                 --                  --                  --
                                                                                     ------              ------              ------
Net Increase (Decrease) ................................................                 --                  --                  --
                                                                                     ------              ------              ------
Incentive Life, Incentive Life 2000,
 Incentive Life Plus, Champion 2000,
 Incentive Life 2000 Sales 1999 and
 after - Class A and B 0.60%
Units Issued ...........................................................                235               2,286               1,035
Units Redeemed .........................................................               (174)             (2,204)               (989)
                                                                                     ------              ------              ------
Net Increase (Decrease) ................................................                 61                  82                  46
                                                                                     ------              ------              ------
Incentive Life, Incentive Life 2000,
 Incentive Life Plus, Champion 2000
 - Class A and B 0.60%
Units Issued ...........................................................                 --                  --                  --
Units Redeemed .........................................................                 --                  --                  --
                                                                                     ------              ------              ------
Net Increase (Decrease) ................................................                 --                  --                  --
                                                                                     ------              ------              ------
IL Protector - Class A and B 0.80%
Units Issued ...........................................................                  1                   1                   1
Units Redeemed .........................................................                 (1)                 (1)                 --
                                                                                     ------              ------              ------
Net Increase (Decrease) ................................................                 --                  --                   1
                                                                                     ------              ------              ------
Survivorship - Class A and B 2000 0.90%
Units Issued ...........................................................                 47                 103                  52
Units Redeemed .........................................................                (38)                (93)                (45)
                                                                                     ------              ------              ------
Net Increase (Decrease) ................................................                  9                  10                   7
                                                                                     ------              ------              ------
Incentive Life 2000 Sales 1999 and after,
 Survivorship Incentive Life - Class B 0.60%
Units Issued ...........................................................                 --                  --                  --
Units Redeemed .........................................................                 --                  --                  --
                                                                                     ------              ------              ------
Net Increase (Decrease) ................................................                 --                  --                  --
                                                                                     ------              ------              ------
Survivorship Incentive Life - Class B 0.60%
Units Issued ...........................................................                 49                  39                   1
Units Redeemed .........................................................                (42)                (31)                 --
                                                                                     ------              ------              ------
Net Increase (Decrease) ................................................                  7                   8                   1
                                                                                     ------              ------              ------
Accumulator Life - Class B 1.35% (d)
Units Issued ...........................................................                 --                  --                  --
Units Redeemed .........................................................                 --                  --                  --
                                                                                     ------              ------              ------
Net Increase (Decrease) ................................................                 --                  --                  --
                                                                                     ------              ------              ------

----------
(a) Units were made available for sale on June 4, 1999.
(b) Units were made available for sale on August 30, 1999.
(c) Units were made available for sale on May 22, 2000.
(d) Units were made available for sale on June 22, 2000.
(e) Units were made available for sale on October 22, 2000.
(f) Units were made available for sale on October 22, 2001.
(g) A substitution of T. Rowe Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See Note 5).
(h) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced, and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(i) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


8.  Accumulation Unit Values


    Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units.


                                                                                  Years Ended December 31,
                                                             -------------------------------------------------------------------
                                                                  2001          2000         1999          1998         1997
                                                             ------------- ------------- ------------ ------------- ------------
EQ/Aggressive Stock
-------------------
IL Plus Original Series, IL COLI, Incentive Life COLI -
Class A 0.00%
 Unit Value, end of period .................................   $ 139.88      $ 186.45      $ 214.65     $ 180.62      $ 180.10
 Net Assets (000's) ........................................   $ 48,818      $ 67,681      $ 74,913     $ 57,618      $ 44,485
 Number of units outstanding, end of period (000's) ........        349           363           349          319           247
 Total Return ..............................................     (24.98)%      (13.13)%       18.84%        0.29%        10.94%
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000 - Class A 0.60%
 Unit Value, end of period .................................   $ 585.07      $ 784.63      $ 908.70     $ 769.26      $ 771.69
 Net Assets (000's) ........................................   $503,745      $718,721      $928,691     $871,572      $875,868
 Number of units outstanding, end of period (000's) ........        861           916         1,022        1,133         1,135
 Total Return ..............................................     (25.43)%      (13.65)%       18.13%       (0.31)%       10.14%
IL Protector - Class A 0.80%
 Unit Value, end of period .................................   $  87.81      $ 118.01      $ 136.94     $ 116.16      $ 116.76
 Net Assets (000's) ........................................   $  2,546      $  3,068      $  3,287     $  2,323      $  1,401
 Number of units outstanding, end of period (000's) ........         29            26            24           20            12
 Total Return ..............................................     (25.59)%     (13.83)%       17.83%       (0.52)%        9.92%
Survivorship 2000 - Class A 0.90%
 Unit Value, end of period .................................   $ 159.24      $ 214.20      $ 248.82     $ 211.28      $ 212.58
 Net Assets (000's) ........................................   $ 25,956      $ 34,486      $ 41,802     $ 37,185      $ 31,462
 Number of units outstanding, end of period (000's) ........        163           161           168          176           148
 Total Return ..............................................    (25.66)%      (13.91)%       17.77%       (0.62)%        9.81%
Incentive Life 2000 Sales 1999 and after,
Survivorship Incentive Life - Class B 0.60% (c)
 Unit Value, end of period .................................   $  72.23      $  97.12      $ 112.75           --            --
 Net Assets (000's) ........................................   $  7,512      $  4,953      $  1,579           --            --
 Number of units outstanding, end of period (000's) ........        104            51            14           --            --
 Total Return ..............................................     (25.63)%      (13.86)%       17.83%          --            --
Accumulator Life - Class B 1.35% (f)
 Unit Value, end of period .................................   $  70.78      $  95.89            --           --            --
 Net Assets (000's) ........................................         --            --            --           --            --
 Number of units outstanding, end of period (000's) ........         --            --            --           --            --
 Total Return ..............................................     (26.19)%      (19.49)%          --           --            --

----------
(a)  Units were made available for sale on May 1, 1997.
(b)  Units were made available for sale on August 20, 1997.
(c)  Units were made available for sale on June 4, 1999.
(d)  Units were made available for sale on August 30, 1999.
(e)  Units were made available for sale on May 22, 2000.
(f)  Units were made available for sale on June 22, 2000.
(g)  Units were made available for sale on October 22, 2000.
(h)  Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See
     Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l)  Units were made available for sale on August 1, 1997.
(m)  Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


8.  Accumulation Unit Values (Continued)


    Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units.


                                                                Years Ended December 31,
                                                             -------------------------------
                                                                   2001            2000
                                                             --------------- ---------------
EQ/Alliance Common Stock
------------------------
IL Plus Original Series, IL COLI, Incentive Life COLI -
Class A 0.00%
 Unit Value, end of period .................................    $  266.27       $  297.57
 Net Assets (000's) ........................................    $ 186,389       $ 199,074
 Number of units outstanding, end of period (000's) ........          700             669
 Total Return ..............................................      (10.52)%        (14.03)%
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000 - Class A 0.60%
 Unit Value, end of period .................................    $  735.40       $  826.84
 Net Assets (000's) ........................................    $2,122,364      $2,511,940
 Number of units outstanding, end of period (000's) ........        2,886           3,038
 Total Return ..............................................     (11.06)%        (14.54)%
IL Protector - Class A 0.80%
 Unit Value, end of period .................................    $  181.64       $  204.64
 Net Assets (000's) ........................................    $  11,443       $  11,460
 Number of units outstanding, end of period (000's) ........           63              56
 Total Return ..............................................       (11.24)%        (14.72)%
Survivorship 2000 - Class A 0.90%
 Unit Value, end of period .................................    $  313.16       $  353.18
 Net Assets (000's) ........................................    $ 147,812       $ 162,816
 Number of units outstanding, end of period (000's) ........          472             461
 Total Return ..............................................       (11.33)%        (14.80)%
Incentive Life 2000 Sales 1999 and after,
Survivorship Incentive Life - Class B 0.60% (c)
 Unit Value, end of period .................................    $  101.14       $  114.00
 Net Assets (000's) ........................................    $ 106,703       $  64,410
 Number of units outstanding, end of period (000's) ........        1,055             565
 Total Return ..............................................       (11.28)%        (14.75)%
Accumulator Life - Class B 1.35% (f)
 Unit Value, end of period .................................    $   82.58       $   93.79
 Net Assets (000's) ........................................           --              --
 Number of units outstanding, end of period (000's) ........           --              --
 Total Return ..............................................       (11.95)%        (15.40)%



                                                                       Years Ended December 31,
                                                             --------------------------------------------
                                                                  1999           1998           1997
                                                             -------------- -------------- --------------
IL Plus Original Series, IL COLI, Incentive Life COLI -
Class A 0.00%
 Unit Value, end of period .................................   $   346.14     $   276.49     $   213.70
 Net Assets (000's) ........................................   $  218,414     $  147,922     $   89,113
 Number of units outstanding, end of period (000's) ........          631            535            417
 Total Return ..............................................        25.19%         29.38%         29.40%
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000 - Class A 0.60%
 Unit Value, end of period .................................   $   967.57     $   777.53     $   604.57
 Net Assets (000's) ........................................   $3,350,695     $2,657,598     $2,021,682
 Number of units outstanding, end of period (000's) ........        3,463          3,418          3,344
 Total Return ..............................................        24.44%         28.61%         28.44%
IL Protector - Class A 0.80%
 Unit Value, end of period .................................   $   239.96     $   193.22     $   150.54
 Net Assets (000's) ........................................   $   11,518     $    6,569     $    2,860
 Number of units outstanding, end of period (000's) ........           48             34             19
 Total Return ..............................................        24.19%         28.35%         28.18%
Survivorship 2000 - Class A 0.90%
 Unit Value, end of period .................................   $   414.53     $   334.12     $   260.58
 Net Assets (000's) ........................................   $  175,346     $  121,620     $   76,350
 Number of units outstanding, end of period (000's) ........          423            364            293
 Total Return ..............................................        24.07%         28.22%         28.06%
Incentive Life 2000 Sales 1999 and after,
Survivorship Incentive Life - Class B 0.60% (c)
 Unit Value, end of period .................................   $   133.73             --             --
 Net Assets (000's) ........................................   $   12,838             --             --
 Number of units outstanding, end of period (000's) ........           96             --             --
 Total Return ..............................................        24.13%            --             --
Accumulator Life - Class B 1.35% (f)
 Unit Value, end of period .................................           --             --             --
 Net Assets (000's) ........................................           --             --             --
 Number of units outstanding, end of period (000's) ........           --             --             --
 Total Return ..............................................           --             --             --

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


8.  Accumulation Unit Values (Continued)


    Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units.


                                                                                  Years Ended December 31,
                                                             ------------------------------------------------------------------
                                                                  2001          2000         1999         1998         1997
                                                             ------------- ------------- ------------ ------------ ------------
EQ/Alliance Global
------------------
IL Plus Original Series, IL COLI, Incentive Life COLI -
Class A 0.00%
 Unit Value, end of period .................................   $ 167.44      $ 209.44      $ 257.49     $ 185.88     $ 152.61
 Net Assets (000's) ........................................   $ 35,497      $ 43,773      $ 45,318     $ 26,209     $ 17,550
 Number of units outstanding, end of period (000's) ........        212           209           176          141          115
 Total Return ..............................................     (20.05)%      (18.66)%       38.52%       21.80%       11.66%
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000 - Class A 0.60%
 Unit Value, end of period .................................   $ 316.53      $ 398.33      $ 492.66     $ 357.79     $ 295.53
 Net Assets (000's) ........................................   $379,836      $507,871      $629,619     $465,485     $388,326
 Number of units outstanding, end of period (000's) ........      1,200         1,275         1,278        1,301        1,314
 Total Return ..............................................     (20.54)%      (19.15)%       37.70%       21.07%       10.88%
IL Protector - Class A 0.80%
 Unit Value, end of period .................................   $ 125.54      $ 158.30      $ 196.19     $ 142.77     $ 118.16
 Net Assets (000's) ........................................   $  1,255      $  1,266      $  1,373     $    714     $    354
 Number of units outstanding, end of period (000's) ........         10             8             7            5            3
 Total Return ..............................................     (20.70)%      (19.31)%       37.42%       20.83%       10.65%
Survivorship 2000 - Class A 0.90%
 Unit Value, end of period .................................   $ 223.25      $ 281.80      $ 349.58     $ 254.65     $ 210.97
 Net Assets (000's) ........................................   $ 31,925      $ 39,734      $ 46,145     $ 32,086     $ 22,996
 Number of units outstanding, end of period (000's) ........        143           141           132          126          109
 Total Return ..............................................     (20.78)%      (19.39)%       37.28%       20.70%       10.54%
Incentive Life 2000 Sales 1999 and after,
Survivorship Incentive Life - Class B 0.60% (c)
 Unit Value, end of period .................................   $  81.33      $ 102.62      $ 127.23           --           --
 Net Assets (000's) ........................................   $ 18,706      $ 12,314      $  1,527           --           --
 Number of units outstanding, end of period (000's) ........        230           120            12           --           --
 Total Return ..............................................     (20.74)%      (19.35)%       27.23%          --           --
Accumulator Life - Class B 1.35% (f)
 Unit Value, end of period .................................   $  75.15      $  95.54            --           --           --
 Net Assets (000's) ........................................         --            --            --           --           --
 Number of units outstanding, end of period (000's) ........         --            --            --           --           --
 Total Return ..............................................     (21.34)%      (19.95)%          --           --           --

----------
(a)  Units were made available for sale on May 1, 1997.
(b)  Units were made available for sale on August 20, 1997.
(c)  Units were made available for sale on June 4, 1999.
(d)  Units were made available for sale on August 30, 1999.
(e)  Units were made available for sale on May 22, 2000.
(f)  Units were made available for sale on June 22, 2000.
(g)  Units were made available for sale on October 22, 2000.
(h)  Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See
     Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l)  Units were made available for sale on August 1, 1997.
(m)  Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


8.  Accumulation Unit Values (Continued)


    Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units.


                                                                                 Years Ended December 31,
                                                             -----------------------------------------------------------------
                                                                  2001         2000         1999         1998         1997
                                                             ------------- ------------ ------------ ------------ ------------
EQ/Alliance Growth and Income
-----------------------------
IL Plus Original Series, IL COLI, Incentive Life COLI -
Class A 0.00%
 Unit Value, end of period .................................   $ 292.03      $ 295.84     $ 271.53     $ 228.82    $ 189.32
 Net Assets (000's) ........................................   $ 50,521      $ 43,784     $ 32,584     $ 17,162    $  8,141
 Number of units outstanding, end of period (000's) ........        173           148          120           75          43
 Total Return ..............................................      (1.29)%        8.95%       18.66%       20.86%      26.90%
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000 - Class A 0.60%
 Unit Value, end of period .................................   $ 274.91      $ 280.19     $ 258.71     $ 219.33    $ 182.57
 Net Assets (000's) ........................................   $247,419      $203,138     $172,301     $119,754    $ 72,298
 Number of units outstanding, end of period (000's) ........        900           725          666          546         396
 Total Return ..............................................      (1.88)%        8.30%       17.95%       20.14%      25.99%
IL Protector - Class A 0.80%
 Unit Value, end of period .................................   $ 217.17      $ 221.79     $ 205.20     $ 174.32    $ 145.39
 Net Assets (000's) ........................................   $  2,823      $  2,440     $  1,847     $  1,046    $    291
 Number of units outstanding, end of period (000's) ........         13            11            9            6           2
 Total Return ..............................................      (2.08)%        8.09%       17.71%       19.90%      25.74%
Survivorship 2000 - Class A 0.90%
 Unit Value, end of period .................................   $ 268.14      $ 274.12     $ 253.86     $ 215.88    $ 180.24
 Net Assets (000's) ........................................   $ 31,372      $ 26,864     $ 21,832     $ 12,953    $  6,849
 Number of units outstanding, end of period (000's) ........        117            98           86           60          38
 Total Return ..............................................      (2.18)%        7.98%       17.60%       19.78%      25.61%
Incentive Life 2000 Sales 1999 and after,
Survivorship Incentive Life - Class B 0.60% (c)
 Unit Value, end of period .................................   $ 112.42      $ 114.87     $ 106.33           --           --
 Net Assets (000's) ........................................   $ 48,453      $ 18,149     $  3,190           --           --
 Number of units outstanding, end of period (000's) ........        431           158           30           --           --
 Total Return ..............................................      (2.13)%        8.03%        6.33%          --           --
Accumulator Life - Class B 1.35% (f)
 Unit Value, end of period .................................   $ 108.00      $ 111.21           --           --           --
 Net Assets (000's) ........................................         --            --           --           --           --
 Number of units outstanding, end of period (000's) ........         --            --           --           --           --
 Total Return ..............................................      (2.88)%        7.22%          --           --           --

----------
(a)  Units were made available for sale on May 1, 1997.
(b)  Units were made available for sale on August 20, 1997.
(c)  Units were made available for sale on June 4, 1999.
(d)  Units were made available for sale on August 30, 1999.
(e)  Units were made available for sale on May 22, 2000.
(f)  Units were made available for sale on June 22, 2000.
(g)  Units were made available for sale on October 22, 2000.
(h)  Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See
     Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l)  Units were made available for sale on August 1, 1997.
(m)  Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


8.  Accumulation Unit Values (Continued)


    Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units.


                                                                                   Years Ended December 31,
                                                             --------------------------------------------------------------------
                                                                  2001          2000          1999          1998         1997
                                                             ------------- ------------- -------------- ------------ ------------
EQ/Alliance Growth Investors
----------------------------
IL Plus Original Series, IL COLI, Incentive Life COLI -
Class A 0.00%
 Unit Value, end of period .................................   $ 205.64      $ 234.79      $   251.67     $ 198.82     $ 166.89
 Net Assets (000's) ........................................   $ 62,309      $ 72,315      $   73,739     $ 55,670     $ 39,553
 Number of units outstanding, end of period (000's) ........        303           308             293          280          237
 Total Return ..............................................     (12.41)%       (6.71)%         26.58%       19.13%       16.87%
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000 - Class A 0.60%
 Unit Value, end of period .................................   $ 381.66      $ 438.42      $   472.76     $ 375.73     $ 317.30
 Net Assets (000's) ........................................   $785,456      $958,386      $1,054,728     $859,295     $734,867
 Number of units outstanding, end of period (000's) ........      2,058         2,186           2,231        2,287        2,316
 Total Return ..............................................     (12.95)%       (7.26)%         25.82%       18.41%       16.07%
IL Protector - Class A 0.80%
 Unit Value, end of period .................................   $ 151.18      $ 174.02      $   188.03     $ 149.74     $ 126.71
 Net Assets (000's) ........................................   $  2,268      $  2,262      $    2,068     $  1,198     $    507
 Number of units outstanding, end of period (000's) ........         15            13              11            8            4
 Total Return ..............................................     (13.12)%       (7.45)%         25.57%       18.18%       15.84%
Survivorship 2000 - Class A 0.90%
 Unit Value, end of period .................................   $ 224.49      $ 258.65      $   279.75     $ 223.01     $ 188.90
 Net Assets (000's) ........................................   $ 68,245      $ 79,147      $   81,687     $ 60,659     $ 46,658
 Number of units outstanding, end of period (000's) ........        304           306             292          272          247
 Total Return ..............................................     (13.21)%       (7.54)%         25.44%       18.06%       15.72%
Incentive Life 2000 Sales 1999 and after,
Survivorship Incentive Life - Class B 0.60% (c)
 Unit Value, end of period .................................   $  92.68      $ 106.72      $   115.36           --           --
 Net Assets (000's) ........................................   $ 23,448      $ 13,980      $    3,115           --           --
 Number of units outstanding, end of period (000's) ........        253           131              27           --           --
 Total Return ..............................................      (3.15)%       (7.49)%         15.36%          --           --
Accumulator Life - Class B 1.35% (f)
 Unit Value, end of period .................................   $  88.73      $ 102.96              --           --           --
 Net Assets (000's) ........................................         --            --              --           --           --
 Number of units outstanding, end of period (000's) ........         --            --              --           --           --
 Total Return ..............................................     (13.82)%       (8.19)%            --           --           --

----------
(a)  Units were made available for sale on May 1, 1997.
(b)  Units were made available for sale on August 20, 1997.
(c)  Units were made available for sale on June 4, 1999.
(d)  Units were made available for sale on August 30, 1999.
(e)  Units were made available for sale on May 22, 2000.
(f)  Units were made available for sale on June 22, 2000.
(g)  Units were made available for sale on October 22, 2000.
(h)  Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See
     Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l)  Units were made available for sale on August 1, 1997.
(m)  Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


8.  Accumulation Unit Values (Continued)


    Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units.


                                                                                  Years Ended December 31,
                                                             ------------------------------------------------------------------
                                                                 2001         2000          1999          1998         1997
                                                             ------------ ------------ ------------- ------------- ------------
EQ/Alliance High Yield
----------------------
IL Plus Original Series, IL COLI, Incentive Life COLI -
Class A 0.00%
 Unit Value, end of period .................................   $ 147.62     $ 146.24     $ 160.08      $ 165.63      $ 174.63
 Net Assets (000's) ........................................   $ 18,305     $ 19,011     $ 20,810      $ 19,213      $ 10,478
 Number of units outstanding, end of period (000's) ........        124          130          130           116            60
 Total Return ..............................................       0.95%       (8.65)%      (3.35)%       (5.15)%       18.47%
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000 - Class A 0.60%
 Unit Value, end of period .................................   $ 269.48     $ 268.57     $ 295.76      $ 307.87      $ 326.55
 Net Assets (000's) ........................................   $ 89,737     $ 92,120     $118,304      $140,081      $143,682
 Number of units outstanding, end of period (000's) ........        333          343          400           455           440
 Total Return ..............................................       0.34%       (9.19)%      (3.93)%       (5.72)%       17.76%
IL Protector - Class A 0.80%
 Unit Value, end of period .................................   $ 109.58     $ 109.43     $ 120.75      $ 125.95      $ 133.86
 Net Assets (000's) ........................................   $    657     $    657     $    604      $    630      $    268
 Number of units outstanding, end of period (000's) ........          6            6            5             5             2
 Total Return ..............................................       0.14%       (9.38)%      (4.13)%       (5.91)%       17.52%
Survivorship 2000 - Class A 0.90%
 Unit Value, end of period .................................   $ 165.31     $ 165.25     $ 182.53      $ 190.58      $ 202.75
 Net Assets (000's) ........................................   $  7,439     $  7,602     $  8,761      $  8,957      $  6,691
 Number of units outstanding, end of period (000's) ........         45           46           48            47            33
 Total Return ..............................................       0.03%       (9.47)%      (4.22)%       (6.00)%       17.40%
Incentive Life 2000 Sales 1999 and after,
Survivorship Incentive Life - Class B 0.60% (c)
 Unit Value, end of period .................................   $  77.70     $  77.64     $  85.73            --            --
 Net Assets (000's) ........................................   $  4,740     $  1,863     $    257            --            --
 Number of units outstanding, end of period (000's) ........         61           24            3            --            --
 Total Return ..............................................       0.08%       (9.44)%      (4.16)%          --            --
Accumulator Life - Class B 1.35% (f)
 Unit Value, end of period .................................   $  88.55     $  89.16           --            --            --
 Net Assets (000's) ........................................         --           --           --            --            --
 Number of units outstanding, end of period (000's) ........         --           --           --            --            --
 Total Return ..............................................      (0.68)%     (10.12)%         --            --            --

----------
(a)  Units were made available for sale on May 1, 1997.
(b)  Units were made available for sale on August 20, 1997.
(c)  Units were made available for sale on June 4, 1999.
(d)  Units were made available for sale on August 30, 1999.
(e)  Units were made available for sale on May 22, 2000.
(f)  Units were made available for sale on June 22, 2000.
(g)  Units were made available for sale on October 22, 2000.
(h)  Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See
     Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l)  Units were made available for sale on August 1, 1997.
(m)  Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


8.  Accumulation Unit Values (Continued)


    Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units.


                                                                                 Years Ended December 31,
                                                             -----------------------------------------------------------------
                                                                 2001         2000          1999         1998         1997
                                                             ------------ ------------ ------------- ------------ ------------
EQ/Alliance intermediate Government Securities
----------------------------------------------
IL Plus Original Series, IL COLI, Incentive Life COLI -
Class A 0.00%
 Unit Value, end of period .................................  $  160.72    $  148.60     $ 136.12     $  135.93    $  126.16
 Net Assets (000's) ........................................  $  38,734    $  16,940     $ 17,151     $  13,049    $   7,696
 Number of units outstanding, end of period (000's) ........        241          114          126            96           61
 Total Return ..............................................       8.16%        9.17%        0.14%         7.75%        7.29%
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000 - Class A 0.60%
 Unit Value, end of period .................................  $  188.55    $  175.38     $ 161.62     $  162.37    $  151.61
 Net Assets (000's) ........................................  $  67,312    $  49,808     $ 55,921     $  56,667    $  47,302
 Number of units outstanding, end of period (000's) ........        357          284          346           349          312
 Total Return ..............................................       7.51%        8.51%       (0.46)%        7.10%        6.65%
IL Protector - Class A 0.80%
 Unit Value, end of period .................................  $  137.19    $  127.88     $ 118.08     $  118.87    $  111.21
 Net Assets (000's) ........................................  $     274    $     128     $    118     $     119           --
 Number of units outstanding, end of period (000's) ........          2            1            1             1           --
 Total Return ..............................................       7.28%        8.30%       (0.66)%        6.88%        6.43%
Survivorship 2000 - Class A 0.90%
 Unit Value, end of period .................................  $  157.52    $  146.97     $ 135.85     $  136.89    $  128.20
 Net Assets (000's) ........................................  $   7,088    $   4,703     $  4,483     $   4,517    $   2,820
 Number of units outstanding, end of period (000's) ........         45           32           33            33           22
 Total Return ..............................................       7.18%        8.19%       (0.76)%        6.78%        6.33%
Incentive Life 2000 Sales 1999 and after,
Survivorship Incentive Life - Class B 0.60% (c)
 Unit Value, end of period .................................  $  116.45    $  108.59     $ 100.32            --           --
 Net Assets (000's) ........................................  $   9,200    $   3,258     $    100            --           --
 Number of units outstanding, end of period (000's) ........         79           30            1            --           --
 Total Return ..............................................       7.24%        8.24%        0.32%           --           --
Accumulator Life - Class B 1.35% (f)
 Unit Value, end of period .................................  $  114.62    $  107.70           --            --           --
 Net Assets (000's) ........................................         --           --           --            --           --
 Number of units outstanding, end of period (000's) ........         --           --           --            --           --
 Total Return ..............................................       6.43%        7.43%          --            --           --

----------
(a)  Units were made available for sale on May 1, 1997.
(b)  Units were made available for sale on August 20, 1997.
(c)  Units were made available for sale on June 4, 1999.
(d)  Units were made available for sale on August 30, 1999.
(e)  Units were made available for sale on May 22, 2000.
(f)  Units were made available for sale on June 22, 2000.
(g)  Units were made available for sale on October 22, 2000.
(h)  Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See
     Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l)  Units were made available for sale on August 1, 1997.
(m)  Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


8.  Accumulation Unit Values (Continued)


    Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units.


                                                                                 Years Ended December 31,
                                                             ----------------------------------------------------------------
                                                                 2001         2000         1999         1998         1997
                                                             ------------ ------------ ------------ ------------ ------------
EQ/Alliance International
-------------------------
IL Plus Original Series, IL COLI, Incentive Life COLI -
Class A 0.00%
 Unit Value, end of period .................................   $ 107.16     $ 138.93    $  180.49    $  131.00     $ 118.48
 Net Assets (000's) ........................................   $  8,573     $ 12,087    $  11,912    $   7,860     $  5,924
 Number of units outstanding, end of period (000's) ........         80           87           66           60           50
 Total Return ..............................................     (22.87)%     (22.77)%      37.78%       10.57%       (3.05)%
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000 - Class A 0.60%
 Unit Value, end of period .................................   $ 102.89     $ 134.21    $  175.41    $  128.07     $ 116.53
 Net Assets (000's) ........................................   $ 37,658     $ 50,195    $  56,657    $  41,879     $ 35,658
 Number of units outstanding, end of period (000's) ........        366          374          323          327          306
 Total Return ..............................................     (23.34)%     (23.49)%      36.96%        9.90%       (3.63)%
IL Protector - Class A 0.80%
 Unit Value, end of period .................................   $  86.02     $ 112.42    $  147.23    $  107.71     $  98.20
 Net Assets (000's) ........................................   $    258     $    225    $     294    $     215     $     98
 Number of units outstanding, end of period (000's) ........          3            2            2            2            1
 Total Return ..............................................     (23.49)%     (23.64)%      36.68%        9.68%       (3.83)%
Survivorship 2000 - Class A 0.90%
 Unit Value, end of period .................................   $ 100.82     $ 131.90    $  172.91    $  126.63     $ 115.57
 Net Assets (000's) ........................................   $  4,436     $  6,199    $   6,743    $   5,065     $  4,161
 Number of units outstanding, end of period (000's) ........         44           47           39           40           36
 Total Return ..............................................     (23.57)%     (23.72)%      36.55%        9.57%       (3.93)%
Incentive Life 2000 Sales 1999 and after,
Survivorship Incentive Life - Class B 0.60% (c)
 Unit Value, end of period .................................   $  78.27     $ 102.67    $  134.41           --           --
 Net Assets (000's) ........................................   $  4,774     $  3,491    $     269           --           --
 Number of units outstanding, end of period (000's) ........         61           34            2           --           --
 Total Return ..............................................     (23.77)%     (23.61)%      34.41%          --           --
Accumulator Life - Class B 1.35% (f)
 Unit Value, end of period .................................   $  72.58     $  95.93           --           --           --
 Net Assets (000's) ........................................         --           --           --           --           --
 Number of units outstanding, end of period (000's) ........         --           --           --           --           --
 Total Return ..............................................     (24.10)%     (24.18)%         --           --           --

----------
(a)  Units were made available for sale on May 1, 1997.
(b)  Units were made available for sale on August 20, 1997.
(c)  Units were made available for sale on June 4, 1999.
(d)  Units were made available for sale on August 30, 1999.
(e)  Units were made available for sale on May 22, 2000.
(f)  Units were made available for sale on June 22, 2000.
(g)  Units were made available for sale on October 22, 2000.
(h)  Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See
     Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l)  Units were made available for sale on August 1, 1997.
(m)  Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


8.  Accumulation Unit Values (Continued)


    Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units.


                                                                                 Years Ended December 31,
                                                             ----------------------------------------------------------------
                                                                 2001         2000         1999         1998         1997
                                                             ------------ ------------ ------------ ------------ ------------
EQ/Alliance Money Market
------------------------
IL Plus Original Series, IL COLI, Incentive Life COLI -
Class A 0.00%
 Unit Value, end of period .................................   $ 143.20     $ 137.89     $ 129.78     $ 123.62     $ 117.36
 Net Assets (000's) ........................................   $ 86,206     $ 68,393     $ 55,546     $ 32,759     $ 15,022
 Number of units outstanding, end of period (000's) ........        602          496          428          265          128
 Total Return ..............................................       3.85%        6.24%        4.96%        5.34%        5.42%
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000 - Class A 0.60%
 Unit Value, end of period .................................   $ 219.94     $ 213.06     $ 201.73     $ 193.32     $ 184.63
 Net Assets (000's) ........................................   $273,605     $267,177     $248,531     $203,373     $153,981
 Number of units outstanding, end of period (000's) ........      1,244        1,254        1,232        1,052          834
 Total Return ..............................................       3.23%        5.62%        4.35%        4.71%        4.79%
IL Protector - Class A 0.80%
 Unit Value, end of period .................................   $ 127.25     $ 123.52     $ 117.19     $ 112.53     $ 107.69
 Net Assets (000's) ........................................   $    509     $    494     $    586     $    788     $    431
 Number of units outstanding, end of period (000's) ........          4            4            5            7            4
 Total Return ..............................................       3.02%        5.40%        4.14%        4.50%        4.57%
Survivorship 2000 - Class A 0.90%
 Unit Value, end of period .................................   $ 142.55     $ 138.51     $ 131.54     $ 126.44     $ 121.12
 Net Assets (000's) ........................................   $ 19,672     $ 23,685     $ 20,520     $ 15,679     $ 13,565
 Number of units outstanding, end of period (000's) ........        138          171          156          124          112
 Total Return ..............................................       2.92%        5.30%        4.04%        4.39%        4.47%
Incentive Life 2000 Sales 1999 and after,
Survivorship Incentive Life - Class B 0.60% (c)
 Unit Value, end of period .................................   $ 115.07     $ 111.78     $ 106.09           --           --
 Net Assets (000's) ........................................   $ 89,524     $ 38,005     $ 16,868           --           --
 Number of units outstanding, end of period (000's) ........        778          340          159           --           --
 Total Return ..............................................       2.94%        5.36%        4.10%          --           --
Accumulator Life - Class B 1.35% (f)
 Unit Value, end of period .................................   $ 108.27     $ 105.98           --           --           --
 Net Assets (000's) ........................................         --     $    106           --           --           --
 Number of units outstanding, end of period (000's) ........         --            1           --           --           --
 Total Return ..............................................       2.16%        4.57%          --           --           --

----------
(a)  Units were made available for sale on May 1, 1997.
(b)  Units were made available for sale on August 20, 1997.
(c)  Units were made available for sale on June 4, 1999.
(d)  Units were made available for sale on August 30, 1999.
(e)  Units were made available for sale on May 22, 2000.
(f)  Units were made available for sale on June 22, 2000.
(g)  Units were made available for sale on October 22, 2000.
(h)  Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See
     Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l)  Units were made available for sale on August 1, 1997.
(m)  Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


8.  Accumulation Unit Values (Continued)


    Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units.


                                                                                    Years Ended December 31,
                                                                  -------------------------------------------------------------
                                                                       2001            2000           1999        1998     1997
                                                                  -------------   -------------   ------------   ------   -----
EQ/Alliance Premier Growth
--------------------------
IL Plus Original Series, IL COLI, Incentive Life COLI
0.00% - Class B (c)
 Unit Value, end of period ....................................     $  74.19        $  97.57       $  119.55     --       --
 Net Assets (000's) ...........................................     $  7,716        $  9,074       $   3,587     --       --
 Number of units outstanding, end of period (000's) ...........          104              93              30     --       --
 Total Return .................................................       (23.96)%        (18.34)%         18.97%    --       --
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000, Incentive Life 2000 Sales
1999 and after, Survivorship Incentive Life - Class B
0.60% (c)
 Unit Value, end of period ....................................     $  73.05        $  96.65       $  119.14     --       --
 Net Assets (000's) ...........................................     $ 99,056        $394,042       $  43,486     --       --
 Number of units outstanding, end of period (000's) ...........        1,356           4,077             365     --       --
 Total Return .................................................       (24.42)%        (18.88)%         18.52%    --       --
IL Protector - Class B 0.80% (c)
 Unit Value, end of period ....................................     $  72.67        $  96.34       $  119.00     --       --
 Net Assets (000's) ...........................................     $    509        $    385       $     119     --       --
 Number of units outstanding, end of period (000's) ...........            7               4               1     --       --
 Total Return .................................................       (24.57)%        (19.04)%         18.36%    --       --
Survivorship 2000 - Class B 0.90% (c)
 Unit Value, end of period ....................................     $  72.48        $  96.19       $  118.93     --       --
 Net Assets (000's) ...........................................     $  5,943        $  6,541       $   4,044     --       --
 Number of units outstanding, end of period (000's) ...........           82              68              34     --       --
 Total Return .................................................       (24.65)%        (19.12)%         18.28%    --       --
Accumulator Life - Class B 1.35% (f)
 Unit Value, end of period ....................................     $  70.27        $  93.68              --     --       --
 Net Assets (000's) ...........................................           --              --              --     --       --
 Number of units outstanding, end of period (000's) ...........           --              --              --     --       --
 Total Return .................................................       (24.99)%        (19.49)%            --     --       --

----------
(a)  Units were made available for sale on May 1, 1997.
(b)  Units were made available for sale on August 20, 1997.
(c)  Units were made available for sale on June 4, 1999.
(d)  Units were made available for sale on August 30, 1999.
(e)  Units were made available for sale on May 22, 2000.
(f)  Units were made available for sale on June 22, 2000.
(g)  Units were made available for sale on October 22, 2000.
(h)  Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See
     Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l)  Units were made available for sale on August 1, 1997.
(m)  Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


8.  Accumulation Unit Values (Continued)


    Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units.


                                                                                 Years Ended December 31,
                                                             -----------------------------------------------------------------
                                                                 2001         2000          1999         1998         1997
                                                             ------------ ------------ ------------- ------------ ------------
EQ/Alliance Quality Bond
------------------------
IL Plus Original Series, IL COLI, Incentive Life COLI -
Class A 0.00%
 Unit Value, end of period .................................  $  173.20     $ 159.94     $ 143.47      $ 146.39     $ 134.69
 Net Assets (000's) ........................................  $  45,032     $ 28,949     $ 20,229      $ 10,833     $  3,367
 Number of units outstanding, end of period (000's) ........        260          181          141            74           25
 Total Return ..............................................       8.29%       11.48%       (2.00)%        8.69%        9.14%
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000 - Class A 0.60%
 Unit Value, end of period .................................  $  155.47     $ 144.44     $ 130.34      $ 133.80     $ 123.85
 Net Assets (000's) ........................................  $  81,777     $419,887     $208,414      $214,749     $150,230
 Number of units outstanding, end of period (000's) ........        526        2,907        1,599         1,605        1,213
 Total Return ..............................................       7.64%       10.82%       (2.59)%        8.03%        8.49%
IL Protector - Class A 0.80%
 Unit Value, end of period .................................  $  145.42     $ 135.37     $ 122.40      $ 125.91     $ 116.78
 Net Assets (000's) ........................................  $     291     $    135     $    122            --           --
 Number of units outstanding, end of period (000's) ........          2            1            1            --           --
 Total Return ..............................................       7.42%       10.60%       (2.78)%        7.82%        8.27%
Survivorship 2000 - Class A 0.90%
 Unit Value, end of period .................................  $  151.64     $ 141.31     $ 127.90      $ 131.69     $ 122.27
 Net Assets (000's) ........................................  $   7,127     $  4,805     $  3,709      $  2,897     $  1,467
 Number of units outstanding, end of period (000's) ........         47           34           29            22           12
 Total Return ..............................................       7.31%       10.48%       (2.88)%        7.71%        8.16%
Incentive Life 2000 Sales 1999 and after,
Survivorship Incentive Life - Class B 0.60% (c)
 Unit Value, end of period .................................  $  117.63     $ 109.56     $  99.05            --           --
 Net Assets (000's) ........................................  $  10,822     $  1,863     $     99            --           --
 Number of units outstanding, end of period (000's) ........         92           17            1            --           --
 Total Return ..............................................       7.36%       10.62%       (0.95)%          --           --
Accumulator Life - Class B 1.35% (f)
 Unit Value, end of period .................................  $ 115.96      $ 108.83           --            --           --
 Net Assets (000's) ........................................         --           --           --            --           --
 Number of units outstanding, end of period (000's) ........         --           --           --            --           --
 Total Return ..............................................       6.55%        9.71%          --            --           --

----------
(a)  Units were made available for sale on May 1, 1997.
(b)  Units were made available for sale on August 20, 1997.
(c)  Units were made available for sale on June 4, 1999.
(d)  Units were made available for sale on August 30, 1999.
(e)  Units were made available for sale on May 22, 2000.
(f)  Units were made available for sale on June 22, 2000.
(g)  Units were made available for sale on October 22, 2000.
(h)  Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See
     Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l)  Units were made available for sale on August 1, 1997.
(m)  Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


8.  Accumulation Unit Values (Continued)


    Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units.


                                                                                 Years Ended December 31,
                                                             ----------------------------------------------------------------
                                                                 2001         2000         1999         1998         1997
                                                             ------------ ------------ ------------ ------------ ------------
EQ/Alliance Small Cap Growth
----------------------------
IL Plus Original Series, IL COLI, Incentive Life COLI -
Class A 0.00% (b)
 Unit Value, end of period .................................   $ 153.80     $ 176.81    $  155.12     $ 121.27    $  126.69
 Net Assets (000's) ........................................   $ 19,840     $ 21,040    $  11,324     $  5,578    $   1,267
 Number of units outstanding, end of period (000's) ........        129          119           73           46           10
 Total Return ..............................................     (13.02)%      13.98%       27.91%       (4.28)%      26.69%
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000 - Class A 0.60% (a)
 Unit Value, end of period .................................   $ 149.53     $ 172.96    $  152.65     $ 120.06    $  126.18
 Net Assets (000's) ........................................   $ 96,297     $111,386    $  53,580     $ 39,740    $  19,810
 Number of units outstanding, end of period (000's) ........        644          644          351          331          157
 Total Return ..............................................    (13.55)%       14.12%       27.75%       (4.85)%      26.18%
IL Protector - Class A 0.80% (a)
 Unit Value, end of period .................................   $ 148.13     $ 171.69    $  151.83     $ 119.66     $ 126.01
 Net Assets (000's) ........................................   $    889     $    858    $     455     $    239           --
 Number of units outstanding, end of period (000's) ........          6            5            3            2           --
 Total Return ..............................................     (13.72)%      13.08%       26.89%       (5.04)%      26.01%
Survivorship 2000 - Class A 0.90% (a)
 Unit Value, end of period .................................   $ 147.44     $ 171.05    $  151.42     $ 119.45    $  125.92
 Net Assets (000's) ........................................   $  8,699     $  8,381    $   4,088     $  2,867    $   1,133
 Number of units outstanding, end of period (000's) ........         59           49           27           24            9
 Total Return ..............................................    (13.80)%       12.96%       26.76%       (5.13)%      25.92%
Incentive Life 2000 Sales 1999 and after,
Survivorship Incentive Life - Class B 0.60% (c)
 Unit Value, end of period .................................   $ 113.58     $ 131.71    $  116.59           --           --
 Net Assets (000's) ........................................   $ 21,012     $  9,351    $     350           --           --
 Number of units outstanding, end of period (000's) ........        185           71            3           --           --
 Total Return ..............................................     (13.76)%      12.97%       26.86%          --           --
Accumulator Life - Class B 1.35% (f)
 Unit Value, end of period .................................   $ 125.32     $ 146.43           --           --           --
 Net Assets (000's) ........................................         --           --           --           --           --
 Number of units outstanding, end of period (000's) ........         --           --           --           --           --
 Total Return ..............................................     (14.42)%      12.12%          --           --           --

----------
(a)  Units were made available for sale on May 1, 1997.
(b)  Units were made available for sale on August 20, 1997.
(c)  Units were made available for sale on June 4, 1999.
(d)  Units were made available for sale on August 30, 1999.
(e)  Units were made available for sale on May 22, 2000.
(f)  Units were made available for sale on June 22, 2000.
(g)  Units were made available for sale on October 22, 2000.
(h)  Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See
     Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l)  Units were made available for sale on August 1, 1997.
(m)  Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


8.  Accumulation Unit Values (Continued)


    Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units.


                                                                                 Years Ended December 31,
                                                                  -------------------------------------------------------
                                                                       2001            2000        1999     1998     1997
                                                                  -------------   -------------   ------   ------   -----
EQ/Alliance Technology
----------------------
IL Plus Original Series, IL COLI, Incentive Life COLI -
Class B 0.00% (e)
 Unit Value, end of period ....................................     $  50.43        $  66.74      --       --       --
 Net Assets (000's) ...........................................     $  3,984        $  3,671      --       --       --
 Number of units outstanding, end of period (000's) ...........           79              55      --       --       --
 Total Return .................................................       (24.44)%        (33.30)%    --       --       --
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000, Incentive Life 2000 Sales
1999 and after, Survivorship Incentive Life - Class B
0.60% (e)
 Unit Value, end of period ....................................     $  49.91        $  66.46      --       --       --
 Net Assets (000's) ...........................................     $ 38,381        $ 29,442      --       --       --
 Number of units outstanding, end of period (000's) ...........          769             443      --       --       --
 Total Return .................................................       (24.90)%        (33.52)%    --       --       --
IL Protector - Class B 0.80% (e)
 Unit Value, end of period ....................................     $  49.74        $  66.36      --       --       --
 Net Assets (000's) ...........................................     $    149        $    133      --       --       --
 Number of units outstanding, end of period (000's) ...........            3               2      --       --       --
 Total Return .................................................       (25.04)%        (33.61)%    --       --       --
Survivorship 2000 - Class B 0.90% (e)
 Unit Value, end of period ....................................     $  49.65        $  66.31      --       --       --
 Net Assets (000's) ...........................................     $  1,787        $  1,857      --       --       --
 Number of units outstanding, end of period (000's) ...........           36              28      --       --       --
 Total Return .................................................       (25.13)%        (33.66)%    --       --       --
Accumulator Life - Class B 1.35% (f)
 Unit Value, end of period ....................................     $  49.26        $  66.10      --       --       --
 Net Assets (000's) ...........................................           --              --      --       --       --
 Number of units outstanding, end of period (000's) ...........           --              --      --       --       --
 Total Return .................................................       (25.48)%        (33.86)%    --       --       --

----------
(a)  Units were made available for sale on May 1, 1997.
(b)  Units were made available for sale on August 20, 1997.
(c)  Units were made available for sale on June 4, 1999.
(d)  Units were made available for sale on August 30, 1999.
(e)  Units were made available for sale on May 22, 2000.
(f)  Units were made available for sale on June 22, 2000.
(g)  Units were made available for sale on October 22, 2000.
(h)  Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See
     Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l)  Units were made available for sale on August 1, 1997.
(m)  Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


8.  Accumulation Unit Values (Continued)


    Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units.


                                                                                 Years Ended December 31,
                                                                  -------------------------------------------------------
                                                                       2001            2000        1999     1998     1997
                                                                  -------------   -------------   ------   ------   -----
EQ/AXP New Dimensions
---------------------
IL Plus Original Series, IL COLI, Incentive Life COLI -
Class B 0.00% (g)
 Unit Value, end of period ....................................     $  70.32        $  83.24      --       --       --
 Net Assets (000's) ...........................................     $    352              --      --       --       --
 Number of units outstanding, end of period (000's) ...........            5              --      --       --       --
 Total Return .................................................       (15.52)%        (16.78)%    --       --       --
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000, Incentive Life 2000 Sales
1999 and after, Survivorship Incentive Life - Class B
0.60% (g)
 Unit Value, end of period ....................................     $  69.76        $  83.07      --       --       --
 Net Assets (000's) ...........................................     $  2,372        $    332      --       --       --
 Number of units outstanding, end of period (000's) ...........           34               4      --       --       --
 Total Return .................................................       (16.03)%        (16.93)%    --       --       --
IL Protector - Class B 0.80% (g)
 Unit Value, end of period ....................................     $  69.57        $  83.02      --       --       --
 Net Assets (000's) ...........................................           --              --      --       --       --
 Number of units outstanding, end of period (000's) ...........           --              --      --       --       --
 Total Return .................................................       (16.20)%        (16.98)%    --       --       --
Survivorship 2000 - Class B 0.90% (g)
 Unit Value, end of period ....................................     $  69.48        $  82.99      --       --       --
 Net Assets (000's) ...........................................     $    139              --      --       --       --
 Number of units outstanding, end of period (000's) ...........            2              --      --       --       --
 Total Return .................................................       (16.28)%        (17.01)%    --       --       --
Accumulator Life - Class B 1.35% (g)
 Unit Value, end of period ....................................     $  69.06        $  82.87      --       --       --
 Net Assets (000's) ...........................................           --              --      --       --       --
 Number of units outstanding, end of period (000's) ...........           --              --      --       --       --
 Total Return .................................................       (16.66)%        (17.13)%    --       --       --

----------
(a)  Units were made available for sale on May 1, 1997.
(b)  Units were made available for sale on August 20, 1997.
(c)  Units were made available for sale on June 4, 1999.
(d)  Units were made available for sale on August 30, 1999.
(e)  Units were made available for sale on May 22, 2000.
(f)  Units were made available for sale on June 22, 2000.
(g)  Units were made available for sale on October 22, 2000.
(h)  Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See
     Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l)  Units were made available for sale on August 1, 1997.
(m)  Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


8.  Accumulation Unit Values (Continued)


    Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units.

                                                                                 Years Ended December 31,
                                                                  -------------------------------------------------------
                                                                       2001            2000        1999     1998     1997
                                                                  -------------   -------------   ------   ------   -----
EQ/AXP Strategy Aggressive
--------------------------
IL Plus Original Series, IL COLI, Incentive Life COLI -
Class B 0.00% (g)
 Unit Value, end of period ....................................     $  41.52        $  62.40      --       --       --
 Net Assets (000's) ...........................................     $    581              --      --       --       --
 Number of units outstanding, end of period (000's) ...........           14              --      --       --       --
 Total Return .................................................       (33.46)%        (37.61)%    --       --       --
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000, Incentive Life 2000 Sales
1999 and after, Survivorship Incentive Life - Class B
0.60% (g)
 Unit Value, end of period ....................................     $  41.18        $  62.27      --       --       --
 Net Assets (000's) ...........................................     $  2,100        $    374      --       --       --
 Number of units outstanding, end of period (000's) ...........           51               6      --       --       --
 Total Return .................................................       (33.87)%        (37.73)%    --       --       --
IL Protector - Class B 0.80% (g)
 Unit Value, end of period ....................................     $  41.07        $  62.23      --       --       --
 Net Assets (000's) ...........................................           --              --      --       --       --
 Number of units outstanding, end of period (000's) ...........           --              --      --       --       --
 Total Return .................................................       (34.00)%        (37.77)%    --       --       --
Survivorship 2000 - Class B 0.90% (g)
 Unit Value, end of period ....................................     $  41.02        $  62.21      --       --       --
 Net Assets (000's) ...........................................           --              --      --       --       --
 Number of units outstanding, end of period (000's) ...........           --              --      --       --       --
 Total Return .................................................       (34.06)%        (37.79)%    --       --       --
Accumulator Life - Class B 1.35% (g)
 Unit Value, end of period ....................................     $  40.77        $  62.12      --       --       --
 Net Assets (000's) ...........................................           --              --      --       --       --
 Number of units outstanding, end of period (000's) ...........           --              --      --       --       --
 Total Return .................................................       (34.37)%        (37.88)%    --       --       --

----------
(a)  Units were made available for sale on May 1, 1997.
(b)  Units were made available for sale on August 20, 1997.
(c)  Units were made available for sale on June 4, 1999.
(d)  Units were made available for sale on August 30, 1999.
(e)  Units were made available for sale on May 22, 2000.
(f)  Units were made available for sale on June 22, 2000.
(g)  Units were made available for sale on October 22, 2000.
(h)  Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See
     Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l)  Units were made available for sale on August 1, 1997.
(m)  Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


8.  Accumulation Unit Values (Continued)

    Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units.


                                                                                  Years Ended December 31,
                                                             ------------------------------------------------------------------
                                                                  2001          2000         1999         1998         1997
                                                             ------------- ------------- ------------ ------------ ------------
EQ/Balanced (j)
---------------
IL Plus Original Series, IL COLI, Incentive Life COLI -
Class A 0.00%
 Unit Value, end of period .................................   $ 208.22      $ 212.12      $ 214.97     $ 182.49     $ 154.51
 Net Assets (000's) ........................................   $ 36,230      $ 22,273      $ 20,852     $ 12,774     $  6,180
 Number of units outstanding, end of period (000's) ........        174           105            97           70           40
 Total Return ..............................................      (1.84)%       (1.32)%       17.79%       18.11%       15.06%
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000 - Class A 0.60%
 Unit Value, end of period .................................   $ 488.09      $ 500.27      $ 510.02     $ 435.59     $ 371.02
 Net Assets (000's) ........................................   $599,863      $457,747      $496,759     $464,339     $408,122
 Number of units outstanding, end of period (000's) ........      1,229           915           974        1,066        1,100
 Total Return ..............................................      (2.43)%       (1.91)%       17.09%       17.40%       14.30%
IL Protector - Class A 0.80%
 Unit Value, end of period .................................   $ 161.78      $ 166.15      $ 169.73     $ 145.25     $ 123.97
 Net Assets (000's) ........................................   $  1,294      $    665      $    509     $    291     $    124
 Number of units outstanding, end of period (000's) ........          8             4             3            2            1
 Total Return ..............................................      (2.63)%       (2.11)%       16.85%       17.17%       14.07%
Survivorship 2000 - Class A 0.90%
 Unit Value, end of period .................................   $ 207.26      $ 213.08      $ 217.89     $ 186.65     $ 159.46
 Net Assets (000's) ........................................   $ 36,478      $ 22,160      $ 21,571     $ 16,612     $ 12,278
 Number of units outstanding, end of period (000's) ........        176           104            99           89           77
 Total Return ..............................................      (2.73)%       (2.21)%       16.73%       17.05%       13.96%
Incentive Life 2000 Sales 1999 and after,
Survivorship Incentive Life - Class B 0.60% (c)
 Unit Value, end of period .................................   $ 105.65      $ 108.57      $ 110.98           --           --
 Net Assets (000's) ........................................   $ 17,855      $  5,320      $  1,332           --           --
 Number of units outstanding, end of period (000's) ........        169            49            12           --           --
 Total Return ..............................................      (2.69)%       (2.17)%       10.98%          --           --
Accumulator Life - Class B 1.35% (f)
 Unit Value, end of period .................................   $ 101.79      $ 105.41            --           --           --
 Net Assets (000's) ........................................         --            --            --           --           --
 Number of units outstanding, end of period (000's) ........         --            --            --           --           --
 Total Return ..............................................      (3.43)%       (2.90)%          --           --           --

----------
(a)  Units were made available for sale on May 1, 1997.
(b)  Units were made available for sale on August 20, 1997.
(c)  Units were made available for sale on June 4, 1999.
(d)  Units were made available for sale on August 30, 1999.
(e)  Units were made available for sale on May 22, 2000.
(f)  Units were made available for sale on June 22, 2000.
(g)  Units were made available for sale on October 22, 2000.
(h)  Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See
     Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l)  Units were made available for sale on August 1, 1997.
(m)  Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


8. Accumulation Unit Values (Continued)

  Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units.

                                                                                 Years Ended December 31,
                                                                  ------------------------------------------------------
                                                                       2001           2000        1999     1998     1997
                                                                  -------------   ------------   ------   ------   -----
EQ/Bernstein Diversified Value (i)
----------------------------------
IL Plus Original Series, IL COLI, Incentive Life COLI -
Class B 0.00% (i)
 Unit Value, end of period ....................................     $  97.45              --     --       --       --
 Net Assets (000's) ...........................................     $ 16,567              --     --       --       --
 Number of units outstanding, end of period (000's) ...........          170              --     --       --       --
 Total Return .................................................        (0.92)%            --     --       --       --
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000, Incentive Life 2000 Sales
1999 and after, Survivorship Incentive Life - Class B
0.60% (g)
 Unit Value, end of period ....................................     $ 111.27        $ 108.58     --       --       --
 Net Assets (000's) ...........................................     $ 57,860        $    280     --       --       --
 Number of units outstanding, end of period (000's) ...........          520               3     --       --       --
 Total Return .................................................         2.48%          (2.55)%   --       --       --
IL Protector - Class B 0.80% (i)
 Unit Value, end of period ....................................     $  95.61              --     --       --       --
 Net Assets (000's) ...........................................     $    382              --     --       --       --
 Number of units outstanding, end of period (000's) ...........            4              --     --       --       --
 Total Return .................................................        (2.03)%            --     --       --       --
Survivorship Incentive Life 0.60% (g)
 Unit Value, end of period ....................................     $  95.56        $  93.25     --       --       --
 Net Assets (000's) ...........................................     $    478        $    187     --       --       --
 Number of units outstanding, end of period (000's) ...........            5               2     --       --       --
 Total Return .................................................         2.48%          (2.55)%   --       --       --
Survivorship 2000 - Class B 0.90% (i)
 Unit Value, end of period ....................................     $ 110.12              --     --       --       --
 Net Assets (000's) ...........................................     $  7,048              --     --       --       --
 Number of units outstanding, end of period (000's) ...........           64              --     --       --       --
 Total Return .................................................        (2.09)%            --     --       --       --
Accumulator Life - Class B 1.35% (f)
 Unit Value, end of period ....................................     $  94.36        $  92.78     --       --       --
 Net Assets (000's) ...........................................           --              --     --       --       --
 Number of units outstanding, end of period (000's) ...........           --              --     --       --       --
 Total Return .................................................         1.70%          (0.24)%   --       --       --

----------
(a)  Units were made available for sale on May 1, 1997.
(b)  Units were made available for sale on August 20, 1997.
(c)  Units were made available for sale on June 4, 1999.
(d)  Units were made available for sale on August 30, 1999.
(e)  Units were made available for sale on May 22, 2000.
(f)  Units were made available for sale on June 22, 2000.
(g)  Units were made available for sale on October 22, 2000.
(h)  Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See
     Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l)  Units were made available for sale on August 1, 1997.
(m)  Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


8.  Accumulation Unit Values (Continued)


    Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units.


                                                                                   Years Ended December 31,
                                                                  -----------------------------------------------------------
                                                                      2001           2000           1999        1998     1997
                                                                  ------------   ------------   ------------   ------   -----
EQ/Capital Guardian Research
----------------------------
IL Plus Original Series, IL COLI, Incentive Life COLI -
Class B 0.00% (d)
 Unit Value, end of period ....................................     $ 112.11      $  114.42      $  108.04     --       --
 Net Assets (000's) ...........................................     $  2,691      $   1,144             --     --       --
 Number of units outstanding, end of period (000's) ...........           24             10             --     --       --
 Total Return .................................................        (2.02)%         5.92%          7.10%    --       --
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000, Incentive Life 2000 Sales
1999 and after, Survivorship Incentive Life - Class B
0.60% (d)
 Unit Value, end of period ....................................     $ 110.55      $  113.51      $  107.82     --       --
 Net Assets (000's) ...........................................     $  5,306      $   1,703      $     108     --       --
 Number of units outstanding, end of period (000's) ...........           48             15              1     --       --
 Total Return .................................................        (2.61)%         5.28%          6.67%    --       --
IL Protector - Class B 0.80% (d)
 Unit Value, end of period ....................................     $ 110.03      $  113.20      $  107.75     --       --
 Net Assets (000's) ...........................................           --             --             --     --       --
 Number of units outstanding, end of period (000's) ...........           --             --             --     --       --
 Total Return .................................................        (2.80)%         5.07%          6.53%    --       --
Survivorship 2000 - Class B 0.90% (d)
 Unit Value, end of period ....................................     $ 109.77      $  113.05      $  107.71      --       --
 Net Assets (000's) ...........................................     $    110      $     113             --     --       --
 Number of units outstanding, end of period (000's) ...........            1              1             --     --       --
 Total Return .................................................        (2.90)%         5.07%          6.46%    --       --
Accumulator Life - Class B 1.35% (f)
 Unit Value, end of period ....................................     $ 107.84      $  111.57             --     --       --
 Net Assets (000's) ...........................................           --             --             --     --       --
 Number of units outstanding, end of period (000's) ...........           --             --             --     --       --
 Total Return .................................................        (3.34)%         4.49%            --     --       --

----------
(a)  Units were made available for sale on May 1, 1997.
(b)  Units were made available for sale on August 20, 1997.
(c)  Units were made available for sale on June 4, 1999.
(d)  Units were made available for sale on August 30, 1999.
(e)  Units were made available for sale on May 22, 2000.
(f)  Units were made available for sale on June 22, 2000.
(g)  Units were made available for sale on October 22, 2000.
(h)  Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See
     Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l)  Units were made available for sale on August 1, 1997.
(m)  Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


8.  Accumulation Unit Values (Continued)

    Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units.

                                                                                   Years Ended December 31,
                                                                  -----------------------------------------------------------
                                                                      2001           2000           1999        1998     1997
                                                                  ------------   ------------   ------------   ------   -----
EQ/Capital Guardian U.S. Equity
-------------------------------
IL Plus Original Series, IL COLI, Incentive Life COLI -
Class B 0.00% (d)
 Unit Value, end of period ....................................     $ 105.12      $  107.27      $  103.56     --       --
 Net Assets (000's) ...........................................     $  1,261      $     429      $     104     --       --
 Number of units outstanding, end of period (000's) ...........           12              4              1     --       --
 Total Return .................................................        (2.01)%         3.58%          3.76%    --       --
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000, Incentive Life 2000 Sales
1999 and after, Survivorship Incentive Life - Class B
0.60% (d)
 Unit Value, end of period ....................................     $ 103.65      $  106.42      $  103.35     --       --
 Net Assets (000's) ...........................................     $  7,670      $   1,596      $     413     --       --
 Number of units outstanding, end of period (000's) ...........           74             15              4     --       --
 Total Return .................................................        (2.60)%         2.97%          3.32%    --       --
IL Protector - Class B 0.80% (d)
 Unit Value, end of period ....................................     $ 103.17      $  106.13      $  103.28     --       --
 Net Assets (000's) ...........................................           --             --             --     --       --
 Number of units outstanding, end of period (000's) ...........           --             --             --     --       --
 Total Return .................................................        (2.79)%         2.76%          3.28%    --       --
Survivorship 2000 - Class B 0.90% (d)
 Unit Value, end of period ....................................     $ 102.92      $  105.99      $  103.25     --       --
 Net Assets (000's) ...........................................     $    206             --             --     --       --
 Number of units outstanding, end of period (000's) ...........            2             --             --     --       --
 Total Return .................................................        (2.90)%         2.66%          3.11%    --       --
Accumulator Life - Class B 1.35% (f)
 Unit Value, end of period ....................................     $ 100.40      $  103.87             --     --       --
 Net Assets (000's) ...........................................           --             --             --     --       --
 Number of units outstanding, end of period (000's) ...........           --             --             --     --       --
 Total Return .................................................        (3.34)%         2.19%            --     --       --

----------
(a)  Units were made available for sale on May 1, 1997.
(b)  Units were made available for sale on August 20, 1997.
(c)  Units were made available for sale on June 4, 1999.
(d)  Units were made available for sale on August 30, 1999.
(e)  Units were made available for sale on May 22, 2000.
(f)  Units were made available for sale on June 22, 2000.
(g)  Units were made available for sale on October 22, 2000.
(h)  Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See
     Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l)  Units were made available for sale on August 1, 1997.
(m)  Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


8.  Accumulation Unit Values (Continued)

    Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units.


                                                                                  Years Ended December 31,
                                                             -------------------------------------------------------------------
                                                                 2001          2000         1999          1998          1997
                                                             ------------ ------------- ------------ ------------- -------------
EQ/Emerging Markets Equity
--------------------------
IL Plus Original Series, IL COLI, Incentive Life COLI -
Class B 0.00% (b)
 Unit Value, end of period .................................   $ 64.83      $  68.35     $  114.00     $  58.24      $  79.81
 Net Assets (000's) ........................................   $ 8,493      $ 11,825     $  13,452     $  2,213      $    239
 Number of units outstanding, end of period (000's) ........       131           173           118           38             3
 Total Return ..............................................     (5.15)%      (40.12)%       95.74%      (27.03)%      (20.19)%
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000, Incentive Life 2000 Sales
1999 and after - Class B 0.60%
 Unit Value, end of period .................................   $ 63.15      $  66.98     $  112.39     $  57.77      $  79.63
 Net Assets (000's) ........................................   $25,513      $ 25,318     $  23,265     $  4,217      $  2,150
 Number of units outstanding, end of period (000's) ........       404           378           207           73            27
 Total Return ..............................................     (5.72)%      (40.40)%       94.55%      (27.45)%      (20.37)%
IL Protector - Class B 0.80% (a)
 Unit Value, end of period .................................   $ 62.59      $  66.53     $  111.86     $  57.61      $  79.58
 Net Assets (000's) ........................................   $   125            --            --           --            --
 Number of units outstanding, end of period (000's) ........         2            --            --           --            --
 Total Return ..............................................     (5.92)%      (40.52)%       94.18%      (27.60)%       20.43%
Survivorship 2000 - Class B 0.90% (l)
 Unit Value, end of period .................................   $ 62.32      $  66.30     $  111.59     $  57.53      $  79.54
 Net Assets (000's) ........................................   $ 1,558      $  1,724     $   2,120     $    575      $    159
 Number of units outstanding, end of period (000's) ........        25            26            19           10             2
 Total Return ..............................................     (6.01)%      (40.59)%       93.97%      (27.67)%      (20.46)%
Survivorship Incentive Life - Class B 0.60% (c)
 Unit Value, end of period .................................   $ 85.61      $  90.81      $ 152.38           --            --
 Net Assets (000's) ........................................   $ 1,027      $    636            --           --            --
 Number of units outstanding, end of period (000's) ........        12             7            --           --            --
 Total Return ..............................................     (5.73)%      (40.41)%       94.57%          --            --
Accumulator Life - Class B 1.35% (f)
 Unit Value, end of period .................................   $ 92.15      $  98.49            --           --            --
 Net Assets (000's) ........................................        --            --            --           --            --
 Number of units outstanding, end of period (000's) ........        --            --            --           --            --
 Total Return ..............................................     (6.44)%      (40.85)%          --           --            --

----------
(a)  Units were made available for sale on May 1, 1997.
(b)  Units were made available for sale on August 20, 1997.
(c)  Units were made available for sale on June 4, 1999.
(d)  Units were made available for sale on August 30, 1999.
(e)  Units were made available for sale on May 22, 2000.
(f)  Units were made available for sale on June 22, 2000.
(g)  Units were made available for sale on October 22, 2000.
(h)  Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See
     Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l)  Units were made available for sale on August 1, 1997.
(m)  Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


8.  Accumulation Unit Values (Continued)

    Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units.


                                                                                  Years Ended December 31,
                                                             ------------------------------------------------------------------
                                                                  2001          2000         1999         1998         1997
                                                             ------------- ------------- ------------ ------------ ------------
EQ/Equity 500 Index (k)
-----------------------
IL Plus Original Series, IL COLI, Incentive Life COLI -
Class A 0.00%
 Unit Value, end of period .................................   $ 271.91      $ 308.78      $ 341.51     $ 283.69     $ 221.51
 Net Assets (000's) ........................................   $112,027      $118,263      $101,087     $ 49,646     $ 23,702
 Number of units outstanding, end of period (000's) ........        412           383           296          175          107
 Total Return ..............................................     (11.94)%       (9.58)%       20.38%       28.07%       32.57%
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000 - Class A 0.60%
 Unit Value, end of period .................................   $ 262.11      $ 299.46      $ 333.19     $ 278.44     $ 218.72
 Net Assets (000's) ........................................   $396,048      $453,682      $687,371     $360,301     $198,379
 Number of units outstanding, end of period (000's) ........      1,511         1,515         2,063        1,294          907
 Total Return ..............................................     (12.47)%      (10.12)%       19.66%       27.30%       31.77%
IL Protector - Class A 0.80%
 Unit Value, end of period .................................   $ 181.73      $ 208.05      $ 231.94     $ 194.22     $ 152.88
 Net Assets (000's) ........................................   $  3,453      $  3,537      $  3,479     $  1,942     $    764
 Number of units outstanding, end of period (000's) ........         19            17            15           10            5
 Total Return ..............................................     (12.65)%       (0.30)%       19.42%       27.05%       31.51%
Survivorship 2000 - Class A 0.90%
 Unit Value, end of period .................................   $ 255.97      $ 293.34      $ 327.37     $ 274.40     $ 216.20
 Net Assets (000's) ........................................   $ 54,010      $ 53,388      $ 52,379     $ 31,556     $ 17,080
 Number of units outstanding, end of period (000's) ........        211           182           160          115           79
 Total Return ..............................................     (12.74)%      (10.39)%       19.30%       26.92%       31.38%
Incentive Life 2000 Sales 1999 and after,
Survivorship Incentive Life - Class B 0.60% (c)
 Unit Value, end of period .................................   $  85.84      $  98.32      $ 109.66           --           --
 Net Assets (000's) ........................................   $ 49,358      $ 29,693      $  5,593           --           --
 Number of units outstanding, end of period (000's) ........        575           302            51           --           --
 Total Return ..............................................     (12.69)%      (10.34)%        9.66%          --           --
Accumulator Life - Class B 1.35% (f)
 Unit Value, end of period .................................   $  81.74      $  94.33            --           --           --
 Net Assets (000's) ........................................         --            --            --           --           --
 Number of units outstanding, end of period (000's) ........         --            --            --           --           --
 Total Return ..............................................     (13.35)%      (11.02)%          --           --           --

----------
(a)  Units were made available for sale on May 1, 1997.
(b)  Units were made available for sale on August 20, 1997.
(c)  Units were made available for sale on June 4, 1999.
(d)  Units were made available for sale on August 30, 1999.
(e)  Units were made available for sale on May 22, 2000.
(f)  Units were made available for sale on June 22, 2000.
(g)  Units were made available for sale on October 22, 2000.
(h)  Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See
     Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l)  Units were made available for sale on August 1, 1997.
(m)  Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


8.  Accumulation Unit Values (Continued)

    Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units.


                                                                                     Years Ended December 31,
                                                                  --------------------------------------------------------------
                                                                       2001            2000            1999        1998     1997
                                                                  -------------   -------------   -------------   ------   -----
EQ/Evergreen Omega
------------------
IL Plus Original Series, IL COLI, Incentive Life COLI -
Class B 0.00% (c)
 Unit Value, end of period ....................................     $  78.47        $ 94.55         $  98.90      --       --
 Net Assets (000's) ...........................................     $    314              --              --      --       --
 Number of units outstanding, end of period (000's) ...........            4              --              --      --       --
 Total Return .................................................       (17.01)%         11.66%           9.70%     --       --
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000, Incentive Life 2000 Sales
1999 and after, Survivorship Incentive Life - Class B
0.60% (c)
 Unit Value, end of period ....................................     $  74.98        $  90.90        $ 103.57      --       --
 Net Assets (000's) ...........................................     $    900        $    455              --      --       --
 Number of units outstanding, end of period (000's) ...........           12               5              --      --       --
 Total Return .................................................       (17.51)%        (12.24)%          9.06%     --       --
IL Protector - Class B 0.80% (c)
 Unit Value, end of period ....................................     $  77.01        $  93.55        $ 106.81      --       --
 Net Assets (000's) ...........................................           --              --              --      --       --
 Number of units outstanding, end of period (000's) ...........           --              --              --      --       --
 Total Return .................................................       (17.68)%        (12.42)%          6.81%     --       --
Survivorship 2000 - Class B 0.90% (c)
 Unit Value, end of period ....................................     $  76.83        $  93.42        $ 106.77      --       --
 Net Assets (000's) ...........................................           --              --              --      --       --
 Number of units outstanding, end of period (000's) ...........           --              --              --      --       --
 Total Return .................................................       (17.76)%        (12.50)%          6.77%     --       --
Accumulator Life - Class B 1.35% (f)
 Unit Value, end of period ....................................     $  75.99        $  92.82              --      --       --
 Net Assets (000's) ...........................................           --              --              --      --       --
 Number of units outstanding, end of period (000's) ...........           --              --              --      --       --
 Total Return .................................................       (18.14)%        (12.90)%            --      --       --

----------
(a)  Units were made available for sale on May 1, 1997.
(b)  Units were made available for sale on August 20, 1997.
(c)  Units were made available for sale on June 4, 1999.
(d)  Units were made available for sale on August 30, 1999.
(e)  Units were made available for sale on May 22, 2000.
(f)  Units were made available for sale on June 22, 2000.
(g)  Units were made available for sale on October 22, 2000.
(h)  Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See
     Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l)  Units were made available for sale on August 1, 1997.
(m)  Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


8.  Accumulation Unit Values (Continued)

    Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units.


                                                                                 Years Ended December 31,
                                                                  ------------------------------------------------------
                                                                       2001           2000        1999     1998     1997
                                                                  -------------   ------------   ------   ------   -----
EQ/FI Mid Cap
-------------
IL Plus Original Series, IL COLI, Incentive Life COLI -
Class B 0.00% (g)
 Unit Value, end of period ....................................     $  86.96        $ 100.42     --       --       --
 Net Assets (000's) ...........................................     $  1,217        $    301     --       --       --
 Number of units outstanding, end of period (000's) ...........           14               3     --       --       --
 Total Return .................................................       (13.41)%          0.46%    --       --       --
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000, Incentive Life 2000 Sales
1999 and after, Survivorship Incentive Life - Class B
0.60% (g)
 Unit Value, end of period ....................................     $  86.26        $ 100.23     --       --       --
 Net Assets (000's) ...........................................     $ 13,025        $  1,103     --       --       --
 Number of units outstanding, end of period (000's) ...........          151              11     --       --       --
 Total Return .................................................       (13.93)%          0.23%    --       --       --
IL Protector - Class B 0.80% (g)
 Unit Value, end of period ....................................     $  86.03        $ 100.16     --       --       --
 Net Assets (000's) ...........................................           --              --     --       --       --
 Number of units outstanding, end of period (000's) ...........           --              --     --       --       --
 Total Return .................................................       (14.11)%          0.16%    --       --       --
Survivorship 2000 - Class B 0.90% (g)
 Unit Value, end of period ....................................     $  85.92        $ 100.13     --       --       --
 Net Assets (000's) ...........................................     $    773        $    100     --       --       --
 Number of units outstanding, end of period (000's) ...........            9               1     --       --       --
 Total Return .................................................       (14.19)%          0.13%    --       --       --
Accumulator Life - Class B 1.35% (g)
 Unit Value, end of period ....................................     $  85.40        $  99.98     --       --       --
 Net Assets (000's) ...........................................           --              --     --       --       --
 Number of units outstanding, end of period (000's) ...........           --              --     --       --       --
 Total Return .................................................       (14.58)%         (0.02)%   --       --       --

----------
(a)  Units were made available for sale on May 1, 1997.
(b)  Units were made available for sale on August 20, 1997.
(c)  Units were made available for sale on June 4, 1999.
(d)  Units were made available for sale on August 30, 1999.
(e)  Units were made available for sale on May 22, 2000.
(f)  Units were made available for sale on June 22, 2000.
(g)  Units were made available for sale on October 22, 2000.
(h)  Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See
     Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l)  Units were made available for sale on August 1, 1997.
(m)  Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


8.  Accumulation Unit Values (Continued)


    Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units.


                                                                                 Years Ended December 31,
                                                             ----------------------------------------------------------------
                                                                 2001         2000         1999         1998         1997
                                                             ------------ ------------ ------------ ------------ ------------
EQ/FI Small/Mid Cap Value
-------------------------
IL Plus Original Series, IL COLI, Incentive Life COLI -
Class B 0.00% (a)
 Unit Value, end of period .................................  $  119.34    $  114.75    $  109.14     $ 107.21    $  119.13
 Net Assets (000's) ........................................  $  10,741    $   6,656    $   5,457     $  5,146    $   1,668
 Number of units outstanding, end of period (000's) ........         90           58           50           48           14
 Total Return ..............................................       4.00%        5.13%        1.80%      (10.02)%      19.13%
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000 - Class B 0.60% (a)
 Unit Value, end of period .................................  $  116.03    $  112.24    $  107.40     $ 106.14    $  118.65
 Net Assets (000's) ........................................  $   1,508    $  28,172    $  27,924     $ 29,082    $  21,594
 Number of units outstanding, end of period (000's) ........         13          251          260          274          182
 Total Return ..............................................       3.37%        4.51%        1.19%      (10.55)%      18.65%
IL Protector - Class B 0.80% (a)
 Unit Value, end of period .................................  $  114.94    $  111.42    $  106.82     $ 105.78    $  118.49
 Net Assets (000's) ........................................  $     460    $     223    $     214     $    106           --
 Number of units outstanding, end of period (000's) ........          4            2            2            1           --
 Total Return ..............................................       3.16%        4.30%        0.99%      (10.73)%      18.49%
Survivorship 2000 - Class B 0.90% (a)
 Unit Value, end of period .................................  $  114.40    $  111.01    $  106.54     $  105.60   $  118.41
 Net Assets (000's) ........................................  $   5,377    $   2,442    $   2,131     $  2,323    $     947
 Number of units outstanding, end of period (000's) ........         47           22           20           22            8
 Total Return ..............................................       3.06%        4.20%        0.88%      (10.82)%      18.41%
Incentive Life 2000 Sales 1999 and after,
Survivorship Incentive Life - Class B 0.60% (c)
 Unit Value, end of period .................................  $  112.71    $  109.03    $  104.33           --           --
 Net Assets (000's) ........................................  $  60,638    $     218           --           --           --
 Number of units outstanding, end of period (000's) ........        538            2           --           --           --
 Total Return ..............................................       3.37%        4.51%        1.19%          --           --
Accumulator Life - Class B 1.35% (f)
 Unit Value, end of period .................................  $   88.78    $   86.54           --           --           --
 Net Assets (000's) ........................................         --           --           --           --           --
 Number of units outstanding, end of period (000's) ........         --           --           --           --           --
 Total Return ..............................................       2.59%        3.73%          --           --           --

----------
(a)  Units were made available for sale on May 1, 1997.
(b)  Units were made available for sale on August 20, 1997.
(c)  Units were made available for sale on June 4, 1999.
(d)  Units were made available for sale on August 30, 1999.
(e)  Units were made available for sale on May 22, 2000.
(f)  Units were made available for sale on June 22, 2000.
(g)  Units were made available for sale on October 22, 2000.
(h)  Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See
     Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l)  Units were made available for sale on August 1, 1997.
(m)  Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


8. Accumulation Unit Values (Continued)

  Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units.


                                                                                 Years Ended December 31,
                                                                  -------------------------------------------------------
                                                                       2001            2000        1999     1998     1997
                                                                  -------------   -------------   ------   ------   -----
EQ/Janus Large Cap Growth
-------------------------
IL Plus Original Series, IL COLI, Incentive Life COLI -
Class B 0.00% (g)
 Unit Value, end of period ....................................     $  64.96        $  84.32      --       --       --
 Net Assets (000's) ...........................................     $  2,014        $    337      --       --       --
 Number of units outstanding, end of period (000's) ...........           31               4      --       --       --
 Total Return .................................................       (22.96)%        (15.70)%    --       --       --
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000, Incentive Life 2000 Sales
1999 and after, Survivorship Incentive Life - Class B
0.60% (g)
 Unit Value, end of period ....................................     $  64.44        $  84.15      --       --       --
 Net Assets (000's) ...........................................     $ 11,148        $  3,029      --       --       --
 Number of units outstanding, end of period (000's) ...........          173              36      --       --       --
 Total Return .................................................       (23.42)%        (15.85)%    --       --       --
IL Protector - Class B 0.80% (g)
 Unit Value, end of period ....................................     $  64.27        $  84.10      --       --       --
 Net Assets (000's) ...........................................     $     64              --      --       --       --
 Number of units outstanding, end of period (000's) ...........            1              --      --       --       --
 Total Return .................................................       (23.58)%        (15.90)%    --       --       --
Survivorship 2000 - Class B 0.90% (g)
 Unit Value, end of period ....................................     $  64.18        $  84.07      --       --       --
 Net Assets (000's) ...........................................     $    385        $    168      --       --       --
 Number of units outstanding, end of period (000's) ...........            6               2      --       --       --
 Total Return .................................................       (23.66)%        (15.93)%    --       --       --
Accumulator Life - Class B 1.35% (g)
 Unit Value, end of period ....................................     $  63.79        $  83.94      --       --       --
 Net Assets (000's) ...........................................           --              --      --       --       --
 Number of units outstanding, end of period (000's) ...........           --              --      --       --       --
 Total Return .................................................       (24.01)%        (16.06)%    --       --       --

----------
(a)  Units were made available for sale on May 1, 1997.
(b)  Units were made available for sale on August 20, 1997.
(c)  Units were made available for sale on June 4, 1999.
(d)  Units were made available for sale on August 30, 1999.
(e)  Units were made available for sale on May 22, 2000.
(f)  Units were made available for sale on June 22, 2000.
(g)  Units were made available for sale on October 22, 2000.
(h)  Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See
     Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l)  Units were made available for sale on August 1, 1997.
(m)  Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


8.  Accumulation Unit Values (Continued)

    Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units.


                                                                             Years Ended December 31,
                                                                  -----------------------------------------------
                                                                      2001        2000     1999     1998     1997
                                                                  ------------   ------   ------   ------   -----
EQ/Marsico Focus
----------------
IL Plus Original Series, IL COLI, Incentive Life COLI -
Class B 0.00% (h)
 Unit Value, end of period ....................................    $  106.25     --       --       --       --
 Net Assets (000's) ...........................................           --     --       --       --       --
 Number of units outstanding, end of period (000's) ...........           --     --       --       --       --
 Total Return .................................................         6.25%    --       --       --       --
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000, Incentive Life 2000 Sales
1999 and after, Survivorship Incentive Life - Class B
0.60% (h)
 Unit Value, end of period ....................................    $  106.09     --       --       --       --
 Net Assets (000's) ...........................................    $     637     --       --       --       --
 Number of units outstanding, end of period (000's) ...........            6     --       --       --       --
 Total Return .................................................         6.09%    --       --       --       --
IL Protector - Class B 0.80% (h)
 Unit Value, end of period ....................................    $  106.04     --       --       --       --
 Net Assets (000's) ...........................................           --     --       --       --       --
 Number of units outstanding, end of period (000's) ...........           --     --       --       --       --
 Total Return .................................................         6.04%    --       --       --       --
Survivorship 2000 - Class B 0.90% (h)
 Unit Value, end of period ....................................    $  106.01     --       --       --       --
 Net Assets (000's) ...........................................    $     106     --       --       --       --
 Number of units outstanding, end of period (000's) ...........            1     --       --       --       --
 Total Return .................................................         6.01%    --       --       --       --
Accumulator Life - Class B 1.35% (h)
 Unit Value, end of period ....................................    $  105.90     --       --       --       --
 Net Assets (000's) ...........................................           --     --       --       --       --
 Number of units outstanding, end of period (000's) ...........           --     --       --       --       --
 Total Return .................................................         5.90%    --       --       --       --

----------
(a)  Units were made available for sale on May 1, 1997.
(b)  Units were made available for sale on August 20, 1997.
(c)  Units were made available for sale on June 4, 1999.
(d)  Units were made available for sale on August 30, 1999.
(e)  Units were made available for sale on May 22, 2000.
(f)  Units were made available for sale on June 22, 2000.
(g)  Units were made available for sale on October 22, 2000.
(h)  Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See
     Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l)  Units were made available for sale on August 1, 1997.
(m)  Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


8.  Accumulation Unit Values (Continued)


    Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units.


                                                                                 Years Ended December 31,
                                                             ----------------------------------------------------------------
                                                                 2001         2000         1999         1998         1997
                                                             ------------ ------------ ------------ ------------ ------------
EQ/Mercury Basic Value Equity
-----------------------------
IL Plus Original Series, IL COLI, Incentive Life COLI -
Class B 0.00% (a)
 Unit Value, end of period .................................  $  183.25    $  173.64    $  155.30     $ 130.57    $  117.02
 Net Assets (000's) ........................................  $  17,592    $  12,676    $   6,678     $  2,873    $     585
 Number of units outstanding, end of period (000's) ........         96           73           43           22            5
 Total Return ..............................................       5.53%       11.81%       19.00%       11.59%       17.02%
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000, Incentive Life 2000 Series
1999 and after - Class B 0.60% (a)
 Unit Value, end of period .................................  $  178.18    $  169.86    $  152.83     $ 129.27    $  116.55
 Net Assets (000's) ........................................  $  68,777    $  35,161    $  29,649     $ 15,512    $   4,779
 Number of units outstanding, end of period (000's) ........        386          207          194          120           41
 Total Return ..............................................       4.90%       11.14%       18.23%       10.91%       16.55%
IL Protector - Class B 0.80% (a)
 Unit Value, end of period .................................  $  176.51    $  168.61    $  152.01     $ 128.84    $  166.40
 Net Assets (000's) ........................................  $     706    $     506    $     304     $    129           --
 Number of units outstanding, end of period (000's) ........          4            3            2            1           --
 Total Return ..............................................       4.69%       10.92%       17.98%      (22.57)%      16.40%
Survivorship 2000 - Class B 0.90% (a)
 Unit Value, end of period .................................  $  175.68    $  167.99    $  151.61     $ 128.62    $  116.32
 Net Assets (000's) ........................................  $   8,081    $   4,368    $   2,881     $  1,543    $     349
 Number of units outstanding, end of period (000's) ........         46           26           19           12            3
 Total Return ..............................................       4.58%       10.81%       17.87%       10.58%       16.32%
Survivorship Incentive Life - Class B 0.60% (c)
 Unit Value, end of period .................................  $  116.52    $  111.08     $  99.95           --           --
 Net Assets (000's) ........................................  $   2,330    $     778     $    200           --           --
 Number of units outstanding, end of period (000's) ........         20            7            2           --           --
 Total Return ..............................................       4.90%       11.14%       18.23%          --           --
Accumulator Life - Class B 1.35% (f)
 Unit Value, end of period .................................  $  132.83     $ 127.60           --           --           --
 Net Assets (000's) ........................................         --           --           --           --           --
 Number of units outstanding, end of period (000's) ........         --           --           --           --           --
 Total Return ..............................................       4.10%       10.31%          --           --           --

----------
(a)  Units were made available for sale on May 1, 1997.
(b)  Units were made available for sale on August 20, 1997.
(c)  Units were made available for sale on June 4, 1999.
(d)  Units were made available for sale on August 30, 1999.
(e)  Units were made available for sale on May 22, 2000.
(f)  Units were made available for sale on June 22, 2000.
(g)  Units were made available for sale on October 22, 2000.
(h)  Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See
     Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l)  Units were made available for sale on August 1, 1997.
(m)  Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


8.  Accumulation Unit Values (Continued)

    Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units.


                                                                                  Years Ended December 31,
                                                             ------------------------------------------------------------------
                                                                  2001          2000         1999         1998         1997
                                                             ------------- ------------- ------------ ------------ ------------
EQ/MFS Emerging Growth Companies
--------------------------------
IL Plus Original Series 2000, IL COLI, Incentive Life
COLI - Class B 0.00% (a)
 Unit Value, end of period .................................   $ 153.10      $ 232.15      $ 286.03    $  164.70    $  122.44
 Net Assets (000's) ........................................   $ 24,190      $ 33,662      $ 28,031    $   5,106    $     490
 Number of units outstanding, end of period (000's) ........        158           145            98           31            4
 Total Return ..............................................     (34.05)%      (18.56)%       73.62%       34.51%       22.44%
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000, Incentive Life 2000 Sales
1999 and after - Class B 0.60% (a)
 Unit Value, end of period .................................   $ 148.86      $ 227.09      $ 281.48    $  163.05    $  121.95
 Net Assets (000's) ........................................   $173,124      $254,795      $193,377    $  47,121    $   9,146
 Number of units outstanding, end of period (000's) ........      1,163         1,122           687          289           75
 Total Return ..............................................     (34.57)%      (19.32)%       72.63%       33.71%       21.95%
IL Protector - Class B 0.80% (a)
 Unit Value, end of period .................................   $ 147.47      $ 225.42      $ 279.97    $  162.51    $  121.78
 Net Assets (000's) ........................................   $  1,327      $  1,578      $  1,400    $     325           --
 Number of units outstanding, end of period (000's) ........          9             7             5            2           --
 Total Return ..............................................     (34.57)%      (19.48)%       72.28%       33.45%       21.78%
Survivorship 2000 - Class B 0.90% (a)
 Unit Value, end of period .................................   $ 146.78      $ 224.60      $ 279.22    $  162.23    $  121.70
 Net Assets (000's) ........................................   $ 11,155      $ 17,070      $ 14,799    $   3,407    $     730
 Number of units outstanding, end of period (000's) ........         76            76            53           21            6
 Total Return ..............................................     (34.65)%      (19.56)%       72.11%       33.31%       21.70%
Survivorship Incentive Life - Class B 0.60% (c)
 Unit Value, end of period .................................   $  85.53      $ 130.48      $ 161.73           --           --
 Net Assets (000's) ........................................   $  6,329      $  5,480      $    485           --           --
 Number of units outstanding, end of period (000's) ........         74            42             3           --           --
 Total Return ..............................................     (34.45)%      (19.32)%       72.63%          --           --
Accumulator Life - Class B 1.35% (f)
 Unit Value, end of period .................................   $  96.14      $ 147.79            --           --           --
 Net Assets (000's) ........................................         --            --            --           --           --
 Number of units outstanding, end of period (000's) ........         --            --            --           --           --
 Total Return ..............................................     (34.95)%      (19.93)%          --           --           --

----------
(a)  Units were made available for sale on May 1, 1997.
(b)  Units were made available for sale on August 20, 1997.
(c)  Units were made available for sale on June 4, 1999.
(d)  Units were made available for sale on August 30, 1999.
(e)  Units were made available for sale on May 22, 2000.
(f)  Units were made available for sale on June 22, 2000.
(g)  Units were made available for sale on October 22, 2000.
(h)  Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See
     Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l)  Units were made available for sale on August 1, 1997.
(m)  Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


8. Accumulation Unit Values (Continued)


  Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units.


                                                                                    Years Ended December 31,
                                                                  ------------------------------------------------------------
                                                                       2001           2000           1999        1998     1997
                                                                  -------------   ------------   ------------   ------   -----
EQ/MFS Investors Trust
----------------------
IL Plus Original Series, IL COLI, Incentive Life COLI -
Class B 0.00% (c)
 Unit Value, end of period ....................................     $  86.36        $ 102.79      $  103.50     --       --
 Net Assets (000's) ...........................................     $    518        $    411      $     104     --       --
 Number of units outstanding, end of period (000's) ...........            6               4              1     --       --
 Total Return .................................................       (15.98)%         (0.77)%         8.76%    --       --
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000, Incentive Life 2000 Sales
1999 and after, Survivorship Incentive Life - Class B
0.60% (c)
 Unit Value, end of period ....................................     $  85.03        $ 101.82      $  103.15     --       --
 Net Assets (000's) ...........................................     $  3,486        $  1,731      $     309     --       --
 Number of units outstanding, end of period (000's) ...........           41              17              3     --       --
 Total Return .................................................       (16.49)%         (1.29)%         8.06%    --       --
IL Protector - Class B 0.80% (c)
 Unit Value, end of period ....................................     $  84.59        $ 101.50      $  103.03     --       --
 Net Assets (000's) ...........................................           --              --             --     --       --
 Number of units outstanding, end of period (000's) ...........           --              --             --     --       --
 Total Return .................................................       (16.66)%         (1.48)%         7.85%    --       --
Survivorship 2000 - Class B 0.90% (c)
 Unit Value, end of period ....................................     $  84.37        $ 101.34      $  102.97     --       --
 Net Assets (000's) ...........................................     $     84        $    101             --     --       --
 Number of units outstanding, end of period (000's) ...........            1               1             --     --       --
 Total Return .................................................       (16.74)%         (1.58)%         7.74%    --       --
Accumulator Life - Class B 1.35% (f)
 Unit Value, end of period ....................................     $  84.83        $ 102.36             --     --       --
 Net Assets (000's) ...........................................           --              --             --     --       --
 Number of units outstanding, end of period (000's) ...........           --              --             --     --       --
 Total Return .................................................       (17.12)%          2.03%            --     --       --

----------
(a)  Units were made available for sale on May 1, 1997.
(b)  Units were made available for sale on August 20, 1997.
(c)  Units were made available for sale on June 4, 1999.
(d)  Units were made available for sale on August 30, 1999.
(e)  Units were made available for sale on May 22, 2000.
(f)  Units were made available for sale on June 22, 2000.
(g)  Units were made available for sale on October 22, 2000.
(h)  Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See
     Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l)  Units were made available for sale on August 1, 1997.
(m)  Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


8.  Accumulation Unit Values (Continued)

    Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units.

                                                                                 Years Ended December 31,
                                                             ----------------------------------------------------------------
                                                                 2001         2000         1999         1998         1997
                                                             ------------ ------------ ------------ ------------ ------------
EQ/MFS Research
---------------
IL Plus Original Series, IL COLI, Incentive Life COLI -
Class B 0.00% (a)
 Unit Value, end of period .................................   $ 131.34     $ 167.99    $  177.32    $  144.03    $  116.05
 Net Assets (000's) ........................................   $ 10,770     $ 12,095    $   7,270    $   3,025    $     348
 Number of units outstanding, end of period (000's) ........         82           72           41           21            3
 Total Return ..............................................     (21.82)%      (5.25)%      23.12%       24.11%       16.05%
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000, Incentive Life 2000 Sales
1999 and after - Class B 0.60% (a)
 Unit Value, end of period .................................   $ 127.70     $ 164.33    $  174.50    $  142.59    $  115.59
 Net Assets (000's) ........................................   $ 41,247     $ 48,477    $  36,645    $  22,672    $   6,589
 Number of units outstanding, end of period (000's) ........        323          295          210          159           57
 Total Return ..............................................     (22.29)%      (5.83)%      22.38%       23.36%       15.59%
IL Protector - Class B 0.80% (a)
 Unit Value, end of period .................................   $ 126.51     $ 163.12    $  173.56    $  142.11     $ 115.43
 Net Assets (000's) ........................................   $    506     $    489    $     347    $     142           --
 Number of units outstanding, end of period (000's) ........          4            3            2            1           --
 Total Return ..............................................     (22.44)%      (6.02)%      22.13%       23.11%       15.43%
Survivorship 2000 - Class B 0.90% (a)
 Unit Value, end of period .................................   $ 125.91     $ 162.52    $  173.10    $  141.87    $  115.36
 Net Assets (000's) ........................................   $  3,525     $  4,876    $   3,981    $   2,128    $     346
 Number of units outstanding, end of period (000's) ........         28           30           23           15            3
 Total Return ..............................................     (22.53)%      (6.11)%      22.01%       22.98%       15.36%
Survivorship Incentive Life - Class B 0.60% (c)
 Unit Value, end of period .................................   $  85.96     $ 110.61    $  117.46           --           --
 Net Assets (000's) ........................................   $  1,461     $  1,106    $     117           --           --
 Number of units outstanding, end of period (000's) ........         17           10            1           --           --
 Total Return ..............................................     (22.29)%      (5.83)%      22.38%          --           --
Accumulator Life - Class B 1.35% (f)
 Unit Value, end of period .................................   $  88.20     $ 114.37           --           --           --
 Net Assets (000's) ........................................         --           --           --           --           --
 Number of units outstanding, end of period (000's) ........         --           --           --           --           --
 Total Return ..............................................     (22.88)%      (6.58)%         --           --           --

----------
(a)  Units were made available for sale on May 1, 1997.
(b)  Units were made available for sale on August 20, 1997.
(c)  Units were made available for sale on June 4, 1999.
(d)  Units were made available for sale on August 30, 1999.
(e)  Units were made available for sale on May 22, 2000.
(f)  Units were made available for sale on June 22, 2000.
(g)  Units were made available for sale on October 22, 2000.
(h)  Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See
     Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l)  Units were made available for sale on August 1, 1997.
(m)  Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


8. Accumulation Unit Values (Continued)


  Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units.


                                                                                 Years Ended December 31,
                                                             ----------------------------------------------------------------
                                                                 2001         2000         1999         1998         1997
                                                             ------------ ------------ ------------ ------------ ------------
EQ/Putnam Growth and Income Value
---------------------------------
IL Plus Original Series, IL COLI, Incentive Life COLI -
Class B 0.00% (a)
 Unit Value, end of period .................................   $ 128.70    $  138.10     $ 129.34    $  131.12    $  116.22
 Net Assets (000's) ........................................   $  5,405    $   4,972     $  3,622    $   2,229    $     581
 Number of units outstanding, end of period (000's) ........         42           36           28           17            5
 Total Return ..............................................      (6.81)%       6.78%       (1.36)%      12.82%       16.22%
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000, Incentive Life 2000 Sales
1999 and after - Class B 0.60% (a)
 Unit Value, end of period .................................   $ 125.14    $  135.09     $ 127.28    $  129.81    $  115.75
 Net Assets (000's) ........................................   $ 19,897    $  16,616     $ 16,165    $  12,981    $   4,862
 Number of units outstanding, end of period (000's) ........        159          123          127          100           42
 Total Return ..............................................      (7.37)%       6.14%       (1.95)%      12.14%       15.75%
IL Protector - Class B 0.80% (a)
 Unit Value, end of period .................................   $ 123.96    $  134.10     $ 126.60    $  129.37    $  115.59
 Net Assets (000's) ........................................   $    248    $     268     $    253    $     129           --
 Number of units outstanding, end of period (000's) ........          2            2            2            1           --
 Total Return ..............................................      (7.56)%       5.92%       (2.14)%      11.92%       13.87%
Survivorship 2000 - Class B 0.90% (a)
 Unit Value, end of period .................................   $ 123.38    $  133.60     $ 126.25    $  129.15    $  115.52
 Net Assets (000's) ........................................   $  1,974    $   1,870     $  1,768    $   1,292    $     231
 Number of units outstanding, end of period (000's) ........         16           14           14           10            2
 Total Return ..............................................      (7.65)%       5.82%       (2.25)%      11.80%       15.52%
Survivorship Incentive Life - Class B 0.60% (c)
 Unit Value, end of period .................................   $  87.82    $   94.81     $  89.32          --           --
 Net Assets (000's) ........................................   $  1,405    $     758     $     89           --           --
 Number of units outstanding, end of period (000's) ........         16            8            1           --           --
 Total Return ..............................................      (7.37)%       6.14%       (1.95)%         --           --
Accumulator Life - Class B 1.35% (f)
 Unit Value, end of period .................................   $  95.74    $  104.15           --           --           --
 Net Assets (000's) ........................................         --           --           --           --           --
 Number of units outstanding, end of period (000's) ........         --           --           --           --           --
 Total Return ..............................................      (8.07)%       5.34%          --           --           --

----------
(a)  Units were made available for sale on May 1, 1997.
(b)  Units were made available for sale on August 20, 1997.
(c)  Units were made available for sale on June 4, 1999.
(d)  Units were made available for sale on August 30, 1999.
(e)  Units were made available for sale on May 22, 2000.
(f)  Units were made available for sale on June 22, 2000.
(g)  Units were made available for sale on October 22, 2000.
(h)  Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See
     Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l)  Units were made available for sale on August 1, 1997.
(m)  Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2001


8. Accumulation Unit Values (Concluded)

  Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units.


                                                                                 Years Ended December 31,
                                                             ----------------------------------------------------------------
                                                                  2001         2000         1999         1998         1997
                                                             ------------- ------------ ------------ ------------ -----------
EQ/T. Rowe Price International Stock
------------------------------------
IL Plus Original Series, IL COLI, Incentive Life COLI -
Class B 0.00%
 Unit Value, end of period .................................   $  93.88      $ 120.09    $  147.67    $  111.99     $ 98.50
 Net Assets (000's) ........................................   $ 10,608      $ 11,889    $  11,371    $   4,928     $ 1,182
 Number of units outstanding, end of period (000's) ........        113            99           77           44          12
 Total Return ..............................................     (21.83)%      (18.68)%      31.87%       13.70%      (1.50)%
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000, Incentive Life 2000 Sales
1999 and after - Class B 0.60%
 Unit Value, end of period .................................   $  91.28      $ 117.47    $ 145.32     $ 110.87      $ 98.10
 Net Assets (000's) ........................................   $ 36,056      $ 39,235    $  36,621    $  22,728     $11,968
 Number of units outstanding, end of period (000's) ........        395           334          252          205         122
 Total Return ..............................................     (22.30)%      (19.16)%      31.08%       13.01%      (1.90)%
IL Protector - Class B 0.80% (a)
 Unit Value, end of period .................................   $  90.42      $ 116.61    $  144.54    $  110.50     $ 97.97
 Net Assets (000's) ........................................   $    181      $    233    $     289    $     111          --
 Number of units outstanding, end of period (000's) ........          2             2            2            1          --
 Total Return ..............................................     (22.46)%       11.96%        2.73%        8.20%      21.48%
Survivorship 2000 - Class B 0.90%
 Unit Value, end of period .................................   $  90.00      $ 116.18    $  144.16    $  110.31     $ 97.90
 Net Assets (000's) ........................................   $  4,680      $  4,996    $   4,757    $   2,758     $   979
 Number of units outstanding, end of period (000's) ........         52            43           33           25          10
 Total Return ..............................................     (22.53)%     (19.41)%       30.68%       12.67%      (2.10)%
Survivorship Incentive Life - Class B 0.60% (c)
 Unit Value, end of period .................................   $  81.73      $ 105.18    $  130.11           --          --
 Net Assets (000's) ........................................   $  1,308      $    947    $     130           --          --
 Number of units outstanding, end of period (000's) ........         16             9            1           --          --
 Total Return ..............................................     (22.29)%      (19.16)%      30.08%          --          --
Accumulator Life - Class B 1.35% (f)
 Unit Value, end of period .................................   $  79.63      $ 103.27           --           --          --
 Net Assets (000's) ........................................         --            --           --           --          --
 Number of units outstanding, end of period (000's) ........         --            --           --           --          --
 Total Return ..............................................     (22.89)%      (19.77)%         --           --          --

----------
(a)  Units were made available for sale on May 1, 1997.
(b)  Units were made available for sale on August 20, 1997.
(c)  Units were made available for sale on June 4, 1999.
(d)  Units were made available for sale on August 30, 1999.
(e)  Units were made available for sale on May 22, 2000.
(f)  Units were made available for sale on June 22, 2000.
(g)  Units were made available for sale on October 22, 2000.
(h)  Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See
     Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l)  Units were made available for sale on August 1, 1997.
(m)  Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

DECEMBER 31, 2001


9.  Investment Income Ratio

    Shown below is the Investment Income ratio throughout the periods indicated. These amounts represent the dividends, excluding distributions of capital gains, received by the Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in the unit values. The recognition of investment income by the Account is affected by the timing of the declaration of dividends by the underlying fund in which the Account invests.


                                                                               Years Ended December 31,
                                                            --------------------------------------------------------------
                                                               2001         2000         1999         1998         1997
                                                            ----------   ----------   ----------   ----------   ----------
 EQ/Aggressive Stock ....................................   0.49%         0.36%        0.33%        0.45%       0.15%
 EQ/Alliance Common Stock ...............................   2.37%         0.61%        0.59%        0.61%       0.56%
 EQ/Alliance Global .....................................     --          0.17%          --         1.16%       1.95%
 EQ/Alliance Growth and Income ..........................   1.03%         0.94%        0.27%        0.33%       1.01%
 EQ/Alliance Growth Investors ...........................   1.98%         1.81%        1.57%        2.01%       2.51%
 EQ/Alliance High Yield .................................   9.74%        10.46%       10.74%       10.51%       9.62%
 EQ/Alliance Intermediate Government Securities .........   4.25%         5.48%        5.14%        5.11%       5.55%
 EQ/Alliance International ..............................   1.61%         0.45%          --         1.89%       2.81%
 EQ/Alliance Money Market ...............................   3.41%         5.76%        4.74%        5.00%       4.73%
 EQ/Alliance Premier Growth .............................     --          0.93%        0.76%          --          --
 EQ/Alliance Quality Bond ...............................   3.06%         7.32%        5.34%        5.53%       6.22%
 EQ/Alliance Small Cap Growth ...........................   1.04%           --           --         0.01%       0.05%
 EQ/Alliance Technology .................................   0.01%           --           --           --          --
 EQ/AXP New Dimensions ..................................   0.24%         0.40%          --           --          --
 EQ/AXP Strategy Aggressive .............................     --          0.39%          --           --          --
 EQ/Balanced ............................................   2.85%         3.23%        2.75%        2.65%       3.22%
 EQ/Bernstein Diversified Value .........................   1.39%         2.16%          --           --          --
 EQ/Capital Guardian Research ...........................   0.26%         2.11%        0.48%          --          --
 EQ/Capital Guardian US Equity ..........................   0.48%         2.75%        1.56%          --          --
 EQ/Emerging Markets Equity .............................     --          7.80%        1.77%        0.48%       0.87%
 EQ/Equity 500 Index ....................................   1.04%         0.64%        1.12%        1.15%       1.53%
 EQ/Evergreen Omega .....................................   0.01%         0.36%        1.04%          --          --
 EQ/FI Mid Cap ..........................................   0.24%         0.39%          --           --          --
 EQ/FI Small/Mid Cap Value ..............................   0.71%         1.01%        0.18%        0.51%       1.37%
 EQ/Janus Large Cap Growth ..............................   0.01%         0.33%          --           --          --
 EQ/Marsico Focus .......................................     --            --           --           --          --
 EQ/Mercury Basic Value Equity ..........................   3.87%         5.50%        8.01%        6.05%       2.41%
 EQ/MFS Emerging Growth Companies .......................   0.02%         2.02%        2.92%          --        5.91%
 EQ/MFS Investors Trust .................................   0.54%         0.54%        0.92%          --          --
 EQ/MFS Research ........................................   0.11%         0.89%        2.90%        0.37%       2.43%
 EQ/Putnam Growth & Income Value ........................   1.02%         1.05%        7.93%        2.20%       2.02%
 EQ/T. Rowe Price International Stock ...................   0.21%         0.03%        1.88%        1.02%       0.03%

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholder of The Equitable Life Assurance Society of the United States

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of earnings, of shareholder's equity and comprehensive income and of cash flows present fairly, in all material respects, the financial position of The Equitable Life Assurance Society of the United States and its subsidiaries ("Equitable Life") at December 31, 2001 and December 31, 2000, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2001 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of Equitable Life's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.




PricewaterhouseCoopers LLP
New York, New York
February 6, 2002, except as to Note 15, for which the date is February 28, 2002

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2001 AND 2000

                                                                DECEMBER 31  December 31,
                                                                   2001         2000
                                                                ------------ ------------
                                                                       (IN MILLIONS)
ASSETS
Investments:
  Fixed maturities:
    Available for sale, at estimated fair value .............   $   23,265.9   $   20,659.4
    Held to maturity, at amortized cost .....................           --            204.6
  Mortgage loans on real estate .............................        4,333.3        4,712.6
  Equity real estate ........................................          875.7        1,017.8
  Policy loans ..............................................        4,100.7        4,034.6
  Other equity investments ..................................          756.6        2,427.2
  Other invested assets .....................................          738.2          765.8
                                                                ------------   ------------
      Total investments .....................................       34,070.4       33,822.0
Cash and cash equivalents ...................................          627.8        2,116.8
Cash and securities segregated, at estimated fair value .....        1,415.2        1,306.3
Broker-dealer related receivables ...........................        1,950.9        1,900.3
Deferred policy acquisition costs ...........................        5,513.7        5,128.8
Intangible assets, net ......................................        3,370.2        3,525.8
Amounts due from reinsurers .................................        2,233.7        2,097.9
Loans to affiliates .........................................          400.0           --
Other assets ................................................        3,754.1        3,787.4
Separate Accounts assets ....................................       46,947.3       51,705.9
                                                                ------------   ------------

TOTAL ASSETS ................................................   $  100,283.3   $  105,391.2
                                                                ============   ============

LIABILITIES
Policyholders' account balances .............................   $   20,939.1   $   20,445.8
Future policy benefits and other policyholders liabilities ..       13,539.4       13,432.1
Broker-dealer related payables ..............................        1,260.7        1,283.0
Customers related payables ..................................        1,814.5        1,636.9
Amounts due to reinsurers ...................................          798.5          730.3
Short-term and long-term debt ...............................        1,475.5        1,630.2
Federal income taxes payable ................................        1,885.0        2,003.3
Other liabilities ...........................................        1,702.0        1,650.7
Separate Accounts liabilities ...............................       46,875.5       51,632.1
Minority interest in equity of consolidated subsidiaries ....        1,776.0        1,820.4
Minority interest subject to redemption rights ..............          651.4          681.1
                                                                ------------   ------------
      Total liabilities .....................................       92,717.6       96,945.9
                                                                ------------   ------------

Commitments and contingencies (Notes 11, 13, 14, 15, 16)

SHAREHOLDER'S EQUITY
Common stock, $1.25 par value, 2.0 million shares authorized,
  issued and outstanding ....................................            2.5            2.5
Capital in excess of par value ..............................        4,694.6        4,723.8
Retained earnings ...........................................        2,653.2        3,706.2
Accumulated other comprehensive income ......................          215.4           12.8
                                                                ------------   ------------
      Total shareholder's equity ............................        7,565.7        8,445.3
                                                                ------------   ------------

TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY ..................   $  100,283.3   $  105,391.2
                                                                ============   ============

                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                       CONSOLIDATED STATEMENTS OF EARNINGS
                  YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                                    2001          2000          1999
                                                                 ----------    ----------    ----------
                                                                             (IN MILLIONS)
REVENUES
Universal life and investment-type product policy fee
  income .....................................................   $  1,342.3    $  1,413.3    $  1,257.5
Premiums .....................................................      1,019.9       1,175.0       1,177.1
Net investment income ........................................      2,404.3       2,751.9       2,815.1
Gain on sale of equity investee ..............................         --         1,962.0          --
Investment losses, net .......................................       (207.3)       (791.8)       (108.2)
Commissions, fees and other income ...........................      3,108.5       2,730.8       2,178.2
                                                                 ----------    ----------    ----------
      Total revenues .........................................      7,667.7       9,241.2       7,319.7
                                                                 ----------    ----------    ----------

BENEFITS AND OTHER DEDUCTIONS
Policyholders' benefits ......................................      1,886.9       2,060.3       2,048.6
Interest credited to policyholders' account balances .........        981.7       1,048.5       1,092.8
Compensation and benefits ....................................      1,221.1         809.0       1,020.1
Commissions ..................................................        742.1         779.3         528.7
Distribution plan payments ...................................        488.0         476.0         346.6
Amortization of deferred sales commissions ...................        230.8         219.7         163.9
Interest expense .............................................        102.6         116.3          93.0
Amortization of deferred policy acquisition costs ............        287.9         309.0         380.0
Capitalization of deferred policy acquisition costs ..........       (746.4)       (778.1)       (709.8)
Writedown of deferred policy acquisition costs ...............         --            --           131.7
Rent expense .................................................        156.2         120.1         113.9
Amortization of intangible assets, net .......................        178.2          65.0           4.9
Expenses related to AXA's minority interest acquisition ......         --           493.9          --
Other operating costs and expenses ...........................        845.7         936.7         795.4
                                                                 ----------    ----------    ----------
      Total benefits and other deductions ....................      6,374.8       6,655.7       6,009.8
                                                                 ----------    ----------    ----------

Earnings from continuing operations before Federal
  income taxes and minority interest .........................      1,292.9       2,585.5       1,309.9
Federal income tax expense ...................................       (316.2)       (958.3)       (332.0)
Minority interest in net income of consolidated subsidiaries .       (370.1)       (330.3)       (199.4)
                                                                 ----------    ----------    ----------

Earnings from continuing operations ..........................        606.6       1,296.9         778.5
Earnings from discontinued operations, net of Federal
    income taxes .............................................         43.9          58.6          28.1
Cumulative effect of accounting change, net of Federal
    income taxes .............................................         (3.5)         --            --
                                                                 ----------    ----------    ----------
Net Earnings .................................................   $    647.0    $  1,355.5    $    806.6
                                                                 ==========    ==========    ==========


                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY AND COMPREHENSIVE INCOME
                  YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                                  2001          2000          1999
                                                               ----------    ----------    ----------
                                                                            (IN MILLIONS)
Common stock, at par value, beginning and end of year ......   $      2.5    $      2.5    $      2.5
                                                               ----------    ----------    ----------

Capital in excess of par value, beginning of year ..........      4,723.8       3,557.2       3,110.2
(Decrease) increase in additional paid in capital in
  excess of par value ......................................        (29.2)      1,166.6         447.0
                                                               ----------    ----------    ----------
Capital in excess of par value, end of year ................      4,694.6       4,723.8       3,557.2
                                                               ----------    ----------    ----------

Retained earnings, beginning of year .......................      3,706.2       2,600.7       1,944.1
Net earnings ...............................................        647.0       1,355.5         806.6
Shareholder dividends paid .................................     (1,700.0)       (250.0)       (150.0)
                                                               ----------    ----------    ----------
Retained earnings, end of year .............................      2,653.2       3,706.2       2,600.7
                                                               ----------    ----------    ----------

Accumulated other comprehensive income (loss),
  beginning of year ........................................         12.8        (392.9)        355.8
Other comprehensive income (loss) ..........................        202.6         405.7        (748.7)
                                                               ----------    ----------    ----------
Accumulated other comprehensive income (loss), end of year .        215.4          12.8        (392.9)
                                                               ----------    ----------    ----------

TOTAL SHAREHOLDER'S EQUITY, END OF YEAR ....................   $  7,565.7    $  8,445.3    $  5,767.5
                                                               ==========    ==========    ==========

COMPREHENSIVE INCOME
Net earnings ...............................................   $    647.0    $  1,355.5    $    806.6
                                                               ----------    ----------    ----------
Change in unrealized gains (losses), net of reclassification
   adjustments .............................................        202.6         405.7        (776.9)
Minimum pension liability adjustment .......................         --            --            28.2
                                                               ----------    ----------    ----------
Other comprehensive income (loss) ..........................        202.6         405.7        (748.7)
                                                               ----------    ----------    ----------
COMPREHENSIVE INCOME .......................................   $    849.6    $  1,761.2    $     57.9
                                                               ==========    ==========    ==========












                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999



                                                                               2001          2000          1999
                                                                           -----------    ----------    -----------
                                                                                        (IN MILLIONS)

Net earnings .........................................................     $     647.0    $  1,355.5    $     806.6
Adjustments to reconcile net earnings to net cash provided
  by operating activities:
  Interest credited to policyholders' account balances ...............           981.7       1,048.5        1,092.8
  Universal life and investment-type product
    policy fee income ................................................        (1,342.3)     (1,413.3)      (1,257.5)
  Net change in broker-dealer and customer related
    receivables/payables .............................................           181.0        (422.9)        (119.9)
  Gain on sale of equity investee ....................................            --        (1,962.0)          --
  Investment losses, net .............................................           207.3         791.8          108.2
  Expenses related to AXA's minority interest acquisition ............            --           493.9           --
  Change in deferred policy acquisition costs ........................          (456.5)       (462.4)        (195.2)
  Change in future policy benefits ...................................           (15.1)       (825.6)          23.8
  Change in property and equipment ...................................          (228.5)       (321.0)        (256.3)
  Change in Federal income tax payable ...............................          (231.5)      2,100.2          134.8
  Purchase of segregated cash and securities, net ....................          (108.8)       (610.4)          --
  Other, net .........................................................           485.4         289.3           18.7
                                                                           -----------    ----------    -----------

Net cash provided by operating activities ............................           119.7          61.6          356.0
                                                                           -----------    ----------    -----------

Cash flows from investing activities:
  Maturities and repayments ..........................................         2,454.6       2,525.3        2,512.3
  Sales ..............................................................         9,285.2       8,069.2        7,729.5
  Purchases ..........................................................       (11,833.9)     (9,660.0)     (11,439.5)
  Decrease (increase) in short-term investments ......................           159.6         141.5         (182.0)
  Sale of equity investee ............................................            --         1,580.6           --
  Subsidiary acquisition .............................................            --        (1,480.0)          --
  Loans to affiliates ................................................          (400.0)         --             --
  Other, net .........................................................           (79.4)       (162.1)         (94.0)
                                                                           -----------    ----------    -----------

Net cash (used) provided by investing activities .....................          (413.9)      1,014.5       (1,473.7)
                                                                           -----------    ----------    -----------

Cash flows from financing activities: Policyholders' account balances:
    Deposits .........................................................         3,198.8       2,695.6        2,403.3
    Withdrawals and transfers to Separate Accounts ...................        (2,458.1)     (3,941.8)      (1,818.7)
  Net (decrease) increase in short-term financings ...................          (552.8)        225.2          378.2
  Additions to long-term debt ........................................           398.1            .3             .2
  Shareholder dividends paid .........................................        (1,700.0)       (250.0)        (150.0)
  Proceeds from newly issued Alliance units ..........................            --         1,600.0           --
  Other, net .........................................................           (80.8)         15.6         (183.6)
                                                                           -----------    ----------    -----------

Net cash (used) provided by financing activities .....................        (1,194.8)        344.9          629.4
                                                                           -----------    ----------    -----------

Change in cash and cash equivalents ..................................        (1,489.0)      1,421.0         (488.3)
Cash and cash equivalents, beginning of year .........................         2,116.8         695.8        1,184.1
                                                                           -----------    ----------    -----------

Cash and Cash Equivalents, End of Year ...............................     $     627.8    $  2,116.8    $     695.8
                                                                           ===========    ==========    ===========

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999
                                    CONTINUED

                                         2001       2000       1999
                                       --------   --------   --------
                                                (IN MILLIONS)
Supplemental cash flow information
  Interest Paid ..................     $   82.1   $   97.0   $   92.2
                                       ========   ========   ========
  Income Taxes Paid ..............     $  524.2   $  358.2   $  116.5
                                       ========   ========   ========



                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1)      ORGANIZATION

        The Equitable Life Assurance Society of the United States ("Equitable Life") is an indirect, wholly owned subsidiary of AXA Financial, Inc. (the "Holding Company," and collectively with its consolidated subsidiaries, "AXA Financial"). Equitable Life's insurance business is conducted principally by Equitable Life and its wholly owned life insurance subsidiary, Equitable of Colorado ("EOC"). Equitable Life's investment management business, which comprises the Investment Services segment, is principally conducted by Alliance Capital Management L.P. ("Alliance"), and, through November 3, 2000, Donaldson, Lufkin & Jenrette, Inc. ("DLJ"), an investment banking and brokerage affiliate which was sold. On September 20, 1999, as part of AXA Financial's "branding" strategic initiative, EQ Financial Consultants, Inc., a broker-dealer subsidiary of Equitable Life, was merged into a new company, AXA Advisors, LLC ("AXA Advisors"). Also, on September 21, 1999, AXA Advisors was transferred by Equitable Life to AXA Distribution Holding Corporation ("AXA Distribution"), a wholly owned indirect subsidiary of the Holding Company, for $15.3 million. The excess of the sales price over AXA Advisors' book value has been recorded in Equitable Life's books as a capital contribution. In February 2000, Equitable Life transferred AXA Network, LLC ("AXA Network") to AXA Distribution for $8.7 million. The excess of sales price over AXA Network's book value has been recorded in Equitable Life's financial statements as a capital contribution. Equitable Life continues to develop and market the "Equitable" brand of life and annuity products, while AXA Distribution's subsidiaries provide financial planning services, distribute products and manage customer relationships.

        In October 2000, Alliance acquired substantially all of the assets and liabilities of Sanford C. Bernstein Inc. ("Bernstein") for an aggregate current value of approximately $3.50 billion: $1.48 billion in cash and
        40.8 million newly issued units in Alliance ("Alliance Units"). The Holding Company provided Alliance with the cash portion of the consideration by purchasing approximately 32.6 million Alliance Units for $1.60 billion in June 2000. Equitable Life and, collectively with its consolidated subsidiaries (the "Company"), recorded a non-cash gain of $416.2 million (net of related Federal income tax of $224.1 million) related to the Holding Company's purchase of Alliance Units which is reflected as an addition to capital in excess of par value. The acquisition was accounted for under the purchase method with the results of Bernstein included in the consolidated financial statements from the acquisition date. The excess of the purchase price over the fair value of net assets acquired resulted in the recognition of goodwill and intangible assets of approximately $3.40 billion and is being amortized over an estimated overall 20 year life. In connection with the issuance of Alliance Units to former Bernstein shareholders, the Company recorded a non-cash gain of $393.5 million (net of related Federal income tax of $211.9 million) which is reflected as an addition to capital in excess of par value. The Company's consolidated economic interest in Alliance was 39.2% at December 31, 2001, and together with the Holding Company's economic interest in Alliance exceeds 50%. In 1999, Alliance reorganized into Alliance Capital Management Holding L.P. ("Alliance Holding") and Alliance. Alliance Holding's principal asset is its interest in Alliance and it functions as a holding entity through which holders of its publicly traded units own an indirect interest in Alliance, the operating partnership. The Company exchanged substantially all of its Alliance Holding units for Alliance Units.

        AXA, a French holding company for an international group of insurance and related financial services companies, has been the Holding Company's largest shareholder since 1992. In October 2000, the Board of Directors of the Holding Company, acting upon a unanimous recommendation of a special committee of independent directors, approved an agreement with AXA for the acquisition of the approximately 40% of outstanding Holding Company common stock ("Common Stock") it did not already own. Under terms of the agreement, the minority shareholders of the Holding Company would receive $35.75 in cash and 0.295 of an AXA American Depositary Receipt ("AXA ADR") (before giving effect to AXA's May 2001 four-for-one stock split and related change in ADRs' parity) for each Holding Company share. On January 2, 2001, AXA Merger Corp. ("AXA Merger"), a wholly owned subsidiary of AXA, was merged with and into the Holding Company, resulting in AXA Financial becoming a wholly owned subsidiary of AXA.

        Effective January 1, 2002, AXA Client Solutions, LLC ("AXA Client Solutions"), a wholly owned subsidiary of the Holding Company, transferred to the Holding Company all of the outstanding equity in Equitable Life and AXA Distribution. Accordingly, those two companies are now direct, wholly owned subsidiaries of the Holding Company.

2)      SIGNIFICANT ACCOUNTING POLICIES

        Basis of Presentation and Principles of Consolidation

        The preparation of the accompanying consolidated financial statements in conformity with U.S. generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions (including normal, recurring accruals) that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The accompanying consolidated financial statements reflect all adjustments (which include only normal recurring adjustments) necessary in the opinion of management to present fairly the consolidated financial position of the Company and its consolidated results of operations and cash flows for the periods presented.

        The accompanying consolidated financial statements include the accounts of Equitable Life and its subsidiary engaged in insurance related businesses (collectively, the "Insurance Group"); other subsidiaries, principally Alliance; and those partnerships and joint ventures in which Equitable Life or its subsidiaries has control and a majority economic interest. The Company's investment in DLJ, which was sold in November 2000, was reported on the equity basis of accounting.

        All significant intercompany transactions and balances except those with discontinued operations (see Note 8) have been eliminated in consolidation. The years "2001," "2000" and "1999" refer to the years ended December 31, 2001, 2000 and 1999, respectively. Certain reclassifications have been made in the amounts presented for prior periods to conform those periods with the current presentation.

        Closed Block

        When it demutualized on July 22, 1992, Equitable Life established a Closed Block for the benefit of certain individual participating policies which were in force on that date. The assets allocated to the Closed Block, together with anticipated revenues from policies included in the Closed Block, were reasonably expected to be sufficient to support such business, including provision for the payment of claims, certain expenses and taxes, and for continuation of dividend scales payable in 1991, assuming the experience underlying such scales continues.

        Assets allocated to the Closed Block inure solely to the benefit of the Closed Block policyholders and will not revert to the benefit of the Holding Company. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of Equitable Life's General Account, any of its Separate Accounts or any affiliate of Equitable Life without the approval of the New York Superintendent of Insurance (the "Superintendent"). Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account. The excess of Closed Block liabilities over Closed Block assets represents the expected future post-tax contribution from the Closed Block which would be recognized in income over the period the policies and contracts in the Closed Block remain in force.

        Discontinued Operations

        In 1991, management discontinued the business of certain pension operations ("Discontinued Operations"). Discontinued Operations at December 31, 2001 principally consists of the Group Non-Participating Wind-Up Annuities ("Wind-Up Annuities"), for which a premium deficiency reserve has been established. Management reviews the adequacy of the allowance for future losses each quarter and makes adjustments when necessary. Management believes the allowance for future losses at December 31, 2001 is adequate to provide for all future losses; however, the quarterly allowance review continues to involve numerous estimates and subjective judgments regarding the expected performance of invested assets ("Discontinued Operations Investment Assets") held by Discontinued Operations. There can be no assurance the losses provided for will not differ from the losses ultimately realized. To the extent actual results or future projections of the discontinued operations differ from management's current best estimates and assumptions underlying the allowance for future losses, the difference would be reflected in the consolidated statements of earnings in discontinued operations. In particular, to the extent income, sales proceeds and holding periods for equity real estate differ from management's previous assumptions, periodic adjustments to the allowance are likely to result (see Note 8).

        New Accounting Pronouncements

        On January 1, 2001, the Company adopted Statement of Financial Accounting Standards ("SFAS") No. 133, as amended, that established new accounting and reporting standards for all derivative instruments, including certain derivatives embedded in other contracts, and for hedging activities. Free-standing derivative instruments maintained by the Company at January 1, 2001 included interest rate caps, floors and collars intended to hedge crediting rates on interest-sensitive individual annuity contracts and certain reinsurance contracts. Based upon guidance from the Financial Accounting Standards Board ("FASB") and the Derivatives Implementation Group ("DIG"), caps, floors and collars could not be designated in a qualifying hedging relationship under SFAS No. 133 and, consequently, require mark-to-market accounting through earnings for changes in their fair values beginning January 1, 2001. In accordance with the transition provisions of SFAS No. 133, the Company recorded a cumulative-effect-type charge to earnings of $3.5 million to recognize the difference between the carrying values and fair values of free standing derivative instruments at January 1, 2001. With respect to adoption of the requirements on embedded derivatives, the Company elected a January 1, 1999 transition date, thereby effectively "grandfathering" existing accounting for derivatives embedded in hybrid instruments acquired, issued, or substantively modified before that date. As a consequence of this election, coupled with interpretive guidance from the FASB and the DIG with respect to issues specifically related to insurance contracts and features, adoption of the new requirements for embedded derivatives had no material impact on the Company's results of operation or its financial position. Upon its adoption of SFAS No. 133, the Company reclassified $256.7 million of held-to-maturity securities as available-for-sale. This reclassification resulted in an after-tax cumulative-effect-type adjustment of $8.9 million in other comprehensive income, representing the after-tax unrealized gain on these securities at January 1, 2001.

        The Company adopted the American Institute of Certified Public Accountants ("AICPA") Statement of Position ("SOP") 00-3, which established new accounting and reporting standards for demutualizations, prospectively as of January 1, 2001 with no financial impact upon initial implementation. Prior period reclassifications have been made to include Closed Block assets, liabilities, revenues and expenses on a line-by-line basis as required by SOP 00-3.

        SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" provides the accounting and reporting rules for sales, securitizations, servicing of receivables and other financial assets, for secured borrowings and collateral transactions and extinguishments of liabilities. SFAS No. 140 emphasizes the legal form of the transfer rather than the previous accounting that was based upon the risks and rewards of ownership. SFAS No. 140 is effective for transfers after March 31, 2001 and is principally applied prospectively. During 2001, no significant transactions were impacted by SFAS No. 140.

        In June 2001, the FASB issued SFAS No. 141, "Business Combinations," SFAS No. 142, "Goodwill and Other Intangible Assets," and SFAS No. 144, "Accounting for the Impairment or Disposal of Long-lived Assets". SFAS No. 141 requires all business combinations initiated after June 30, 2001 to be accounted for using only the purchase method. Under SFAS No. 142, goodwill and intangible assets deemed to have indefinite lives will no longer be amortized but will be tested for impairment. Other intangible assets will continue to be amortized over their useful lives and periodically tested for recoverability. Adoption of SFAS No. 142 is required as of January 1, 2002, at which time the amortization of goodwill ceases. Amortization of goodwill and other intangible assets for 2001 was approximately $95.9 million, net of minority interest of $82.3 million, of which $84.7 million, net of minority interest of $72.4 million, related to goodwill. Impairment losses for goodwill and indefinite-lived intangible assets that result from initial application of SFAS No. 142 will be reported as the cumulative effect of a change in accounting principle. Management's preliminary analysis suggests that no impairment of goodwill should result upon adoption of SFAS No. 142. Management will be formally assessing the impairment aspect of implementation of SFAS No. 142 during 2002. SFAS No. 144, effective beginning in first quarter 2002, retains many of the fundamental recognition and measurement provisions previously required by SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets to be Disposed of", except for the removal of goodwill from its scope and inclusion of specific guidance on cash flow recoverability testing and the criteria that must be met to classify a long-lived asset as held-for-sale. SFAS No. 144 will have no effect on the net earnings of the Company upon its adoption on January 1, 2002.

        Investments

        The carrying values of fixed maturities identified as available for sale are reported at estimated fair value. Changes in estimated fair value are reported in comprehensive income. Those fixed maturities which the Company has both the ability and the intent to hold to maturity are stated principally at amortized cost. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary.

        Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. Valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or on its collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the collateral value measurement method is used.

        Impaired mortgage loans without provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

        Real estate, including real estate acquired in satisfaction of debt, is stated at depreciated cost less valuation allowances. At the date of foreclosure (including in-substance foreclosure), real estate acquired in satisfaction of debt is valued at estimated fair value. Impaired real estate is written down to fair value with the impairment loss being included in investment gains (losses), net. Valuation allowances on real estate held for sale are computed using the lower of depreciated cost or current estimated fair value, net of disposition costs. Depreciation is discontinued on real estate held for sale.

        Depreciation of real estate held for production of income is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years.

        Valuation allowances are netted against the asset categories to which they apply.

        Policy loans are stated at unpaid principal balances.

        Partnerships and joint venture interests in which the Company has control and a majority economic interest (that is, greater than 50% of the economic return generated by the entity) are consolidated; those in which the Company does not have control and a majority economic interest are reported on the equity basis of accounting and are included either with equity real estate or other equity investments, as appropriate.

        Equity securities includes common stock classified as both trading and available for sale securities and non-redeemable preferred stock; they are carried at estimated fair value and are included in other equity investments.

        Short-term investments are stated at amortized cost which approximates fair value and are included with other invested assets.

        Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

        All securities owned as well as United States government and agency securities, mortgage-backed securities, futures and forwards transactions are recorded in the consolidated financial statements on a trade date basis.

        Net Investment Income, Investment Gains (Losses), Net and Unrealized Investment Gains (Losses)

        Net investment income and realized investment gains (losses), net ("investment results") related to certain participating group annuity contracts which are passed through to the contractholders are offset in amounts reflected as interest credited to policyholders' account balances.

        Realized investment gains (losses) are determined by identification with the specific asset and are presented as a component of revenue. Changes in the valuation allowances are included in investment gains or losses.

        Realized and unrealized holding gains (losses) on trading securities are reflected in net investment income.

        Unrealized investment gains and losses on fixed maturities and equity securities available for sale held by the Company are accounted for as a separate component of accumulated comprehensive income, net of related deferred Federal income taxes, amounts attributable to Discontinued Operations, Closed Block policyholders dividend obligation, participating group annuity contracts and deferred policy acquisition costs ("DAC") related to universal life and investment-type products and participating traditional life contracts.

        Recognition of Insurance Income and Related Expenses

        Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

        Premiums from participating and non-participating traditional life and annuity policies with life contingencies generally are recognized as income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

        For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as income when due with any excess profit deferred and recognized in income in a constant relationship to insurance in force or, for annuities, the amount of expected future benefit payments.

        Premiums from individual health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

        Deferred Policy Acquisition Costs

        Acquisition costs, including commissions, underwriting, agency and policy issue expenses, all of which vary with and primarily are related to new business, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

        For universal life products and investment-type products, DAC is amortized over the expected total life of the contract group as a constant percentage of estimated gross profits arising principally from investment results, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. The effect on the amortization of DAC of revisions to estimated gross profits is reflected in earnings in the period such estimated gross profits are revised. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to accumulated comprehensive income in consolidated shareholder's equity as of the balance sheet date.

        For participating traditional life policies (substantially all of which are in the Closed Block), DAC is amortized over the expected total life of the contract group as a constant percentage based on the present value of the estimated gross margin amounts expected to be realized over the life of the contracts using the expected investment yield. At December 31, 2001, the expected investment yield, excluding policy loans, was 8.0% over a 40 year period. Estimated gross margin includes anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. The effect on the amortization of DAC of revisions to estimated gross margins is reflected in earnings in the period such estimated gross margins are revised. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to accumulated comprehensive income in consolidated shareholder's equity as of the balance sheet date.

        For non-participating traditional life policies, DAC is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy.

        In second quarter 1999, management completed a study of the cash flows and liability characteristics of its insurance product lines as compared to the expected cash flows of the underlying assets. That analysis reflected an assessment of the potential impact on future operating cash flows from current economic conditions and trends, including rising interest rates and securities market volatility and the impact of increasing competitiveness within the insurance marketplace (evidenced, for example, by the proliferation of bonus annuity products) on in force business. The review indicated that changes to the then-current invested asset allocation strategy were required to reposition assets with greater price volatility away from products with demand liquidity characteristics to support those products with lower liquidity needs. To implement these findings, the existing investment portfolio was reallocated, and prospective investment allocation targets were revised. The reallocation of the assets impacted investment results by product, thereby impacting the future gross margin estimates utilized in the amortization of DAC for universal life and investment-type products. The revisions to estimated future gross profits resulted in an after-tax writedown of DAC of $85.6 million (net of a Federal income tax benefit of $46.1 million) in 1999.

        Policyholders' Account Balances and Future Policy Benefits

        Policyholders' account balances for universal life and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

        Equitable Life issues certain variable annuity products with a guaranteed minimum death benefit ("GMDB") feature. Equitable Life also issues certain variable annuity products that contain a guaranteed minimum income benefit ("GMIB") feature which, if elected by the policyholder upon annuitization after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity that may be in excess of what the contract account value can purchase at current annuity purchase rates. Equitable Life bears the risk that a protracted significant downturn in the financial markets could result in GMDB and GMIB benefits being higher than what accumulated policyholder account balances would support. Equitable Life partially reinsures its exposure to the GMDB liability and reinsures approximately 80.0% of its liability exposure resulting from the GMIB feature. GAAP prohibits the recording of reserves for the potential benefit payments resulting from these features.

        For participating traditional life policies, future policy benefit liabilities are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Terminal dividends are accrued in proportion to gross margins over the life of the contract.

        For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Insurance Group's experience which, together with interest and expense assumptions, includes a margin for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC is written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 2.25% to 10.9% for life insurance liabilities and from 2.25% to 8.37% for annuity liabilities.

        Individual health benefit liabilities for active lives are estimated using the net level premium method and assumptions as to future morbidity, withdrawals and interest. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. While management believes its disability income ("DI") reserves have been calculated on a reasonable basis and are adequate, there can be no assurance reserves will be sufficient to provide for future liabilities.

        Claim reserves and associated liabilities net of reinsurance ceded for individual DI and major medical policies were $104.2 million and $120.3 million at December 31, 2001 and 2000, respectively. At December

        31, 2001 and 2000, respectively, $1,101.8 million and $1,046.5 million of DI reserves and associated liabilities were ceded through an indemnity reinsurance agreement principally with a single reinsurer (see
        Note 11). Incurred benefits (benefits paid plus changes in claim reserves) and benefits paid for individual DI and major medical policies are summarized as follows:

                                                        2001       2000       1999
                                                      -------    --------   --------
                                                              (IN MILLIONS)
        Incurred benefits related to current year     $  44.0    $   56.1   $  150.7
        Incurred benefits related to prior years.       (10.6)       15.0       64.7
                                                      -------    --------   --------
        Total Incurred Benefits .................     $  33.4    $   71.1   $  215.4
                                                      =======    ========   ========

        Benefits paid related to current year ...     $  10.7    $   14.8   $   28.9
        Benefits paid related to prior years ....        38.8       106.0      189.8
                                                      -------    --------   --------
        Total Benefits Paid .....................     $  49.5    $  120.8   $  218.7
                                                      =======    ========   ========

        Policyholders' Dividends

        The amount of policyholders' dividends to be paid (including dividends on policies included in the Closed Block) is determined annually by Equitable Life's board of directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by Equitable Life.

        At December 31, 2001, participating policies, including those in the Closed Block, represent approximately 19.0% ($38.5 billion) of directly written life insurance in force, net of amounts ceded.

        Separate Accounts

        Separate Accounts established under New York State Insurance Law generally are not chargeable with liabilities that arise from any other business of the Insurance Group. Separate Accounts assets are subject to General Account claims only to the extent Separate Accounts assets exceed Separate Accounts liabilities.

        Assets and liabilities of the Separate Accounts represent the net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders, and for which the Insurance Group does not bear the investment risk. They are shown as separate lines in the consolidated balance sheets. The Insurance Group bears the investment risk on assets held in one Separate Account; therefore, such assets are carried on the same basis as similar assets held in the General Account portfolio. Assets held in the other Separate Accounts are carried at quoted market values or, where quoted values are not available, at estimated fair values as determined by the Insurance Group.

        The investment results of Separate Accounts on which the Insurance Group does not bear the investment risk are reflected directly in Separate Accounts liabilities and are not reported in revenues in the consolidated statements of earnings. For 2001, 2000 and 1999, investment results of such Separate Accounts were (losses) gains of $(2,214.4) million, $8,051.7 million and $6,045.5 million, respectively.

        Deposits to Separate Accounts are reported as increases in Separate Accounts liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all Separate Accounts are included in revenues.

        Recognition of Investment Management Revenues and Related Expenses

        Commissions, fees and other income principally include investment management advisory and service fees. Investment management advisory and service fees are recorded as revenue as the related services are performed. Certain investment advisory contracts provide for a performance fee, in addition to or in lieu of a base fee, that is calculated as a percentage of the related investment results in excess of a stated benchmark over a specified period of time. Performance fees are recorded as revenue at the end of the measurement period. Transaction charges earned and related expenses are recorded on a trade date basis. Distribution revenues and shareholder servicing fees are accrued as earned.

        Institutional research services revenue consists of brokerage transaction charges and underwriting syndicate revenues related to services provided to institutional investors. Brokerage transaction charges earned and related expenses are recorded on a trade date basis. Syndicate participation and underwriting revenues include gains, losses and fees, net of syndicate expenses, arising from securities offerings in which Sanford C. Bernstein & Co., LLC ("SCB"), a wholly owned subsidiary of Alliance, acts as an underwriter or agent. Syndicate participation and underwriting revenues are recorded on the offering date.

        Sales commissions paid to financial intermediaries in connection with the sale of shares of open-end Alliance mutual funds sold without a front-end sales charge are capitalized and amortized over periods not exceeding five and one-half years, the period of time during which deferred sales commissions are expected to be recovered from distribution plan payments received from those funds and from contingent deferred sales charges received from shareholders of those funds upon the redemption of their shares. Contingent deferred sales charges reduce unamortized deferred sales commissions when received. At December 31, 2001 and 2000, respectively, deferred sales commissions totaled $648.2 million and $715.7 million and are included within Other assets.

        Other Accounting Policies

        In accordance with regulations of the Securities and Exchange Commission ("SEC"), securities with a fair value of $1.42 billion have been segregated in a special reserve bank custody account at December 31, 2001 for the exclusive benefit of securities broker dealer or brokerage customers under Rule 15c3-3 under the Securities Exchange Act of 1934, as amended.

        Intangible assets consist principally of goodwill resulting from acquisitions and costs assigned to contracts of businesses acquired. Goodwill is being amortized on a straight-line basis over estimated useful lives ranging from twenty to forty years. Costs assigned to investment contracts of businesses acquired are being amortized on a straight-line basis over estimated useful lives of twenty years. Impairment of intangible assets is evaluated by comparing the undiscounted cash flows expected to be realized from those intangible assets to their recorded values, pursuant to SFAS No. 121. If the expected future cash flows are less than the carrying value of intangible assets, an impairment loss is recognized for the difference between the carrying amount and the estimated fair value of those intangible assets.

        Capitalized internal-use software is amortized on a straight-line basis over the estimated useful life of the software.

        The Holding Company and its consolidated subsidiaries, including the Company, file a consolidated Federal income tax return. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

        Minority interest subject to redemption rights represents the 40.8 million private Alliance Units issued to former Bernstein shareholders in connection with Alliance's acquisition of Bernstein. The Holding Company has agreed to provide liquidity to these former Bernstein shareholders after a two-year lock-out period ending October 2002 by allowing the 40.8 million Alliance Units to be sold to the Holding Company at the prevailing market price over the subsequent eight years but generally not more than 20% of such Units in any one annual period.

        The Company accounts for its stock option plans in accordance with the provisions of Accounting Principles Board Opinion ("APB") No. 25, "Accounting for Stock Issued to Employees," and related interpretations. In accordance with the opinion, stock option awards result in compensation expense only if the current market price of the underlying stock exceeds the option strike price at the grant date. See Note 20 for the pro forma disclosures required by SFAS No. 123, "Accounting for Stock-Based Compensation".

3)      INVESTMENTS

        The following tables provide additional information relating to fixed maturities and equity securities:

                                                                   GROSS       GROSS
                                                     AMORTIZED   UNREALIZED  UNREALIZED   ESTIMATED
                                                       COST        GAINS      LOSSES     FAIR VALUE
                                                    -----------   --------   --------    -----------
                                                                      (IN MILLIONS)
        DECEMBER 31, 2001
        Fixed Maturities:
          Available for Sale:
            Corporate .........................     $  18,582.9   $  663.5   $  291.7   $  18,954.7
            Mortgage-backed ...................         2,428.7       39.1        5.5       2,462.3
            U.S. Treasury, government and
              agency securities ...............         1,113.5       62.3        1.5       1,174.3
            States and political subdivisions .           138.9        6.8        1.3         144.4
            Foreign governments ...............           143.1       15.6        1.0         157.7
            Redeemable preferred stock ........           379.6       16.5       23.6         372.5
                                                    -----------   --------   --------   -----------
        Total Available for Sale ..............     $  22,786.7   $  803.8   $  324.6   $  23,265.9
                                                    ===========   ========   ========   ===========

        Equity Securities:
          Available for sale ..................     $      54.9   $    5.8   $    1.6   $      59.1
          Trading securities ..................             4.9         .9        3.4           2.4
                                                    -----------   --------   --------   -----------
        Total Equity Securities ...............     $      59.8   $    6.7   $    5.0   $      61.5
                                                    ===========   ========   ========   ===========


        December 31, 2000
        Fixed Maturities:
          Available for Sale:
            Corporate .........................     $  16,447.6   $  328.1   $  363.8   $  16,411.9
            Mortgage-backed ...................         2,304.5       20.2        7.8       2,316.9
            U.S. Treasury, government and
              agency securities ...............         1,226.4       51.3         .4       1,277.3
            States and political subdivisions .           125.4        4.8        1.1         129.1
            Foreign governments ...............           191.4       17.8        5.3         203.9
            Redeemable preferred stock ........           315.7       13.5        8.9         320.3
                                                    -----------   --------   --------   -----------
        Total Available for Sale ..............     $  20,611.0   $  435.7   $  387.3   $  20,659.4
                                                    ===========   ========   ========   ===========

          Held to Maturity:  Corporate ........     $     204.6   $    6.0   $     .1   $     210.5
                                                    ===========   ========   ========   ===========

        Equity Securities:
          Available for sale ..................     $      31.4   $    2.2   $    4.6   $      29.0
          Trading securities ..................         1,607.1        2.5       46.3       1,563.3
                                                    -----------   --------   --------   -----------
        Total Equity Securities ...............     $   1,638.5   $    4.7   $   50.9   $   1,592.3
                                                    ===========   ========   ========   ===========


        For publicly-traded fixed maturities and equity securities, estimated fair value is determined using quoted market prices. For fixed maturities without a readily ascertainable market value, the Company determines estimated fair values using a discounted cash flow approach, including provisions for credit risk, generally based on the assumption such securities will be held to maturity. Such estimated fair values do not necessarily represent the values for which these securities could have been sold at the dates of the consolidated balance sheets. At December 31, 2001 and 2000, securities without a readily ascertainable market value having an amortized cost of $5,368.3 million and $5,079.7 million, respectively, had estimated fair values of $5,453.8 million and $5,093.3 million, respectively.

        The contractual maturity of bonds at December 31, 2001 is shown below:

                                                                                        AVAILABLE FOR SALE
                                                                                 -------------------------------
                                                                                   AMORTIZED          ESTIMATED
                                                                                     COST             FAIR VALUE
                                                                                 ------------       ------------
                                                                                           (IN MILLIONS)
        Due in one year or less................................................  $      369.0       $      371.3
        Due in years two through five..........................................       4,844.7            4,993.8
        Due in years six through ten...........................................       8,263.3            8,422.1
        Due after ten years....................................................       6,501.4            6,643.9
        Mortgage-backed securities.............................................       2,428.7            2,462.3
                                                                                 ------------       ------------
        Total..................................................................  $   22,407.1       $   22,893.4
                                                                                 ============       ============


        Bonds not due at a single maturity date have been included in the above table in the year of final maturity. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

        The Insurance Group's fixed maturity investment portfolio includes corporate high yield securities consisting of public high yield bonds, redeemable preferred stocks and directly negotiated debt in leveraged buyout transactions. The Insurance Group seeks to minimize the higher than normal credit risks associated with such securities by monitoring concentrations in any single issuer or a particular industry group. Certain of these corporate high yield securities are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa or National Association of Insurance Commissioners ("NAIC") designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 2001, approximately 7.9% of the $22,407.1 million aggregate amortized cost of bonds held by the Company was considered to be other than investment grade.

        The Insurance Group holds equity in limited partnership interests which primarily invest in securities considered to be other than investment grade. The carrying values at December 31, 2001 and 2000 were $695.2 million and $834.7 million, respectively.

        At December 31, 2001, the carrying value of fixed maturities which are non-income producing for the twelve months preceding the consolidated balance sheet date was $170.1 million.

        The payment terms of mortgage loans on real estate may from time to time be restructured or modified. The investment in restructured mortgage loans on real estate, based on amortized cost, amounted to $31.5 million and $116.9 million at December 31, 2001 and 2000, respectively. Gross interest income on these loans included in net investment income aggregated $3.2 million, $9.7 million and $10.3 million in 2001, 2000 and 1999, respectively. Gross interest income on restructured mortgage loans on real estate that would have been recorded in accordance with the original terms of such loans amounted to $4.2 million, $11.0 million and $11.7 million in 2001, 2000 and 1999, respectively.

        Impaired mortgage loans along with the related investment valuation allowances for losses follow:


                                                                                         DECEMBER 31,
                                                                             --------------       --------------
                                                                                   2001                 2000
                                                                             --------------       --------------
                                                                                         (IN MILLIONS)
        Impaired mortgage loans with investment valuation allowances.......  $        114.2       $        170.9
        Impaired mortgage loans without investment valuation allowances....            30.6                  5.8
                                                                             --------------       --------------
        Recorded investment in impaired mortgage loans.....................           144.8                176.7
        Investment valuation allowances....................................           (19.2)               (45.7)
                                                                             --------------       --------------
        Net Impaired Mortgage Loans........................................  $        125.6       $        131.0
                                                                             ==============       ==============

        During 2001, 2000 and 1999, respectively, the Company's average recorded investment in impaired mortgage loans was $141.7 million, $169.8 million and $178.8 million. Interest income recognized on these impaired mortgage loans totaled $7.2 million, $12.4 million and $15.3 million ($.4 million, $.5 million and $.3 million recognized on a cash basis) for 2001, 2000 and 1999, respectively.

        The Insurance Group's investment in equity real estate is through direct ownership and through investments in real estate joint ventures. At December 31, 2001 and 2000, the carrying value of equity real estate held for sale amounted to $216.6 million and $587.0 million, respectively. For 2001, 2000 and 1999, respectively, real estate of $64.8 million, $21.6 million and $20.5 million was acquired in satisfaction of debt. At December 31, 2001 and 2000, the Company owned $376.5 million and $364.2 million, respectively, of real estate acquired in satisfaction of debt of which $11.1 million and $21.3 million, respectively, are held as real estate joint ventures.

        Accumulated depreciation on real estate was $160.3 million and $209.9 million at December 31, 2001 and 2000, respectively. Depreciation expense on real estate totaled $16.1 million, $21.7 million and $22.5 million for 2001, 2000 and 1999, respectively.

        Investment valuation allowances for mortgage loans and equity real estate and changes thereto follow:


                                                                          2001               2000                1999
                                                                     -------------       ------------       ------------
                                                                                         (IN MILLIONS)
                Balances, beginning of year........................  $       126.2       $      177.9       $      257.2
                Additions charged to income........................           40.0               68.2               83.1
                Deductions for writedowns and
                  asset dispositions...............................          (78.6)            (119.9)            (162.4)
                                                                     -------------       ------------       ------------
                Balances, End of Year..............................  $        87.6       $      126.2       $      177.9
                                                                     =============       ============       ============

                Balances, end of year comprise:
                  Mortgage loans on real estate....................  $        19.3       $       50.5       $       32.1
                  Equity real estate...............................           68.3               75.7              145.8
                                                                     -------------       ------------       ------------
                Total..............................................  $        87.6       $      126.2       $      177.9
                                                                     =============       ============       ============

4)      JOINT VENTURES AND PARTNERSHIPS

        Included in equity real estate or other equity investments, as appropriate, is the Company's interest in real estate joint ventures and in limited partnership interests accounted for under the equity method with a total carrying value of $883.9 million and $1,037.2 million, respectively, at December 31, 2001 and 2000. The Company's total equity in net (losses) earnings for these real estate joint ventures and limited partnership interests was $(37.4) million, $242.2 million and $89.1 million, respectively, for 2001, 2000 and 1999.

        Summarized below is the combined financial information only for those real estate joint ventures and for those limited partnership interests accounted for under the equity method in which the Company has an investment of $10.0 million or greater and an equity interest of 10% or greater (10 and 14 individual ventures at December 31, 2001 and 2000, respectively) and the Company's carrying value and equity in net (losses) earnings for those real estate joint ventures and limited partnership interests:


                                                                              DECEMBER 31,
                                                                          --------   --------
                                                                            2001       2000
                                                                          --------   --------
                                                                             (IN MILLIONS)
        BALANCE SHEETS
        Investments in real estate, at depreciated cost .............     $  570.5   $  657.7
        Investments in securities, generally at estimated fair value         255.7      226.6
        Cash and cash equivalents ...................................         23.7       34.5
        Other assets ................................................         39.4       63.5
                                                                          --------   --------
        Total Assets ................................................     $  889.3   $  982.3
                                                                          ========   ========

        Borrowed funds - third party ................................     $  269.6   $   53.8
        Borrowed funds - the Company ................................         --         12.9
        Other liabilities ...........................................         20.3       22.5
                                                                          --------   --------
        Total liabilities ...........................................        289.9       89.2
                                                                          --------   --------

        Partners' capital ...........................................        599.4      893.1
                                                                          --------   --------
        Total Liabilities and Partners' Capital .....................     $  889.3   $  982.3
                                                                          ========   ========

        The Company's carrying value in these entities included above     $  188.2   $  214.6
                                                                          ========   ========



                                                              2001       2000        1999
                                                            -------    --------    --------
                                                                     (IN MILLIONS)

        STATEMENTS OF EARNINGS
        Revenues of real estate joint ventures ........     $  95.6    $  147.6    $  180.5
        Revenues of other limited partnership interests        29.8        16.5        85.0
        Interest expense - third party ................       (11.5)      (17.0)      (26.6)
        Interest expense - the Company ................         (.7)       (2.0)       (2.5)
        Other expenses ................................       (58.2)      (88.0)     (133.0)
                                                            -------    --------    --------
        Net Earnings ..................................     $  55.0    $   57.1    $  103.4
                                                            =======    ========    ========

        The Company's equity in net earnings of these
          entities included above .....................     $  13.2    $   17.8    $    9.5
                                                            =======    ========    ========

5)      NET INVESTMENT INCOME AND INVESTMENT GAINS (LOSSES)

        The sources of net investment income follows:

                                             2001          2000          1999
                                          ----------    ----------    ----------
                                                      (IN MILLIONS)
        Fixed maturities ............     $  1,662.4    $  1,761.8    $  1,811.8
        Mortgage loans on real estate          361.6         387.1         398.7
        Equity real estate ..........          166.2         207.2         271.5
        Other equity investments ....          (50.4)        138.2         168.4
        Policy loans ................          268.2         258.3         246.8
        Other investment income .....          213.4         208.2         166.4
                                          ----------    ----------    ----------

          Gross investment income ...        2,621.4       2,960.8       3,063.6
          Investment expenses .......         (217.1)       (208.9)       (248.5)
                                          ----------    ----------    ----------

        Net Investment Income .......     $  2,404.3    $  2,751.9    $  2,815.1
                                          ==========    ==========    ==========

        Investment (losses) gains including changes in the valuation allowances follow:

                                                     2001        2000        1999
                                                   --------    --------    --------
                                                             (IN MILLIONS)

        Fixed maturities .....................     $ (225.2)   $ (795.0)   $ (294.9)
        Mortgage loans on real estate ........        (11.4)      (18.0)       (1.9)
        Equity real estate ...................         34.5         1.6       (15.8)
        Other equity investments .............        (13.0)      (23.4)       92.9
        Issuance and sales of Alliance Units .         (2.3)        3.9         5.5
        Issuance and sales of DLJ common stock         --          38.8       106.0
        Other ................................         10.1          .3        --
                                                   --------    --------    --------
         Investment Losses, Net ..............     $ (207.3)   $ (791.8)   $ (108.2)
                                                   ========    ========    ========



        Writedowns of fixed maturities amounted to $287.5 million, $635.5 million and $226.5 million for 2001, 2000 and 1999, respectively, including $499.2 million in fourth quarter 2000.

        For 2001, 2000 and 1999, respectively, proceeds received on sales of fixed maturities classified as available for sale amounted to $7,372.3 million, $7,685.5 million and $7,782.7 million. Gross gains of $156.2 million, $79.7 million and $76.2 million and gross losses of $115.9 million, $220.9 million and $220.2 million, respectively, were realized on these sales. The change in unrealized investment gains (losses) related to fixed maturities classified as available for sale for 2001, 2000 and 1999 amounted to $429.5 million, $954.5 million and $(1,668.8)
        million, respectively.

        In conjunction with the sale of DLJ in 2000, the Company received 11.4 million shares in Credit Suisse Group ("CSG") common stock, 2.8 million shares of which were immediately repurchased by CSG at closing. The CSG shares were designated as trading account securities. The $1.56 billion carrying value of CSG shares that were held by the Company at December 31, 2000 were sold in January 2001. Net investment income included realized gains of $27.1 million in 2001 and included unrealized holding losses of $43.3 million in 2000 on the CSG shares.

        On January 1, 1999, investments in publicly-traded common equity securities in the General Account portfolio within other equity investments amounting to $102.3 million were transferred from available for sale securities to trading securities. As a result of this transfer, unrealized investment gains of $83.3 million ($43.2 million net of related DAC and Federal income taxes) were recognized as realized investment gains in the consolidated statements of earnings. In 2001 and 2000, respectively, net unrealized holding gains (losses) on trading account equity securities of $25.0 million and $(42.2) million were included in net investment income in the consolidated statements of earnings. These trading securities had a carrying value of $2.4 million and $1,563.3 million and costs of $4.9 million and $1,607.1 million at December 31, 2001 and 2000, respectively.

        For 2001, 2000 and 1999, investment results passed through to certain participating group annuity contracts as interest credited to policyholders' account balances amounted to $96.7 million, $110.6 million and $131.5 million, respectively.

        Net unrealized investment gains (losses) included in the consolidated balance sheets as a component of accumulated comprehensive income and the changes for the corresponding years, including Discontinued Operations on a line-by-line basis, follow:


                                                                  2001        2000        1999
                                                                --------    --------    ----------
                                                                         (IN MILLIONS)

        Balance, beginning of year ........................     $   12.9    $ (392.8)   $    384.1
        Changes in unrealized investment (losses) gains ...        436.0       979.7      (1,821.3)
        Changes in unrealized investment losses (gains)
          attributable to:
            Participating group annuity contracts,
              Closed Block policyholder dividend obligation
              and other ...................................        (48.6)      (18.3)         25.0
            DAC ...........................................        (71.6)     (262.1)        493.1
            Deferred Federal income taxes .................       (113.2)     (293.6)        526.3
                                                                --------    --------    ----------
        Balance, End of Year ..............................     $  215.5    $   12.9    $   (392.8)
                                                                ========    ========    ==========

        Balance, end of year comprises:
          Unrealized investment gains (losses) on:
            Fixed maturities ..............................     $  496.0    $   65.9    $   (904.6)
            Other equity investments ......................          4.3        (2.3)        (22.2)
            Other .........................................         (1.9)       (1.2)          9.4
                                                                --------    --------    ----------
              Total .......................................        498.4        62.4        (917.4)
          Amounts of unrealized investment (losses) gains
            attributable to:
            Participating group annuity contracts,
              Closed Block policyholder dividend obligation
              and other ...................................        (63.9)      (15.3)          3.0
              DAC .........................................        (99.9)      (28.3)        233.8
              Deferred Federal income taxes ...............       (119.1)       (5.9)        287.8
                                                                --------    --------    ----------
        Total .............................................     $  215.5    $   12.9    $   (392.8)
                                                                ========    ========    ==========


        Changes in unrealized gains (losses) reflect changes in fair value of only those fixed maturities and equity securities classified as available for sale and do not reflect any changes in fair value of policyholders' account balances and future policy benefits.

6)      ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

        Accumulated other comprehensive income (loss) represents cumulative gains and losses on items that are not reflected in earnings. The balances for the past three years follow:

                                                                               2001         2000         1999
                                                                            ---------    ---------    ----------
                                                                                       (IN MILLIONS)

        Unrealized gains (losses) on investments .......................    $   215.5    $    12.9    $   (392.8)
        Minimum pension liability ......................................          (.1)         (.1)          (.1)
                                                                            ---------    ---------    ----------
        Total Accumulated Other

          Comprehensive Income (Loss) ..................................    $   215.4    $    12.8    $   (392.9)
                                                                            =========    =========    ==========




        The components of other comprehensive income (loss) for the past three years follow:

                                                                               2001         2000         1999
                                                                            ---------    ---------    ----------
                                                                                       (IN MILLIONS)
        Net unrealized gains (losses) on investments:
          Net unrealized gains (losses) arising during
            the period ..................................................   $   525.2    $   191.0    $ (1,625.6)
          (Gains) losses reclassified into net earnings
            during the period ...........................................       (89.2)       788.7        (195.7)
                                                                            ---------    ---------    ----------
        Net unrealized gains (losses) on investments ....................       436.0        979.7      (1,821.3)
        Adjustments for policyholders liabilities,
            DAC and deferred Federal income taxes .......................      (233.4)      (574.0)      1,044.4
                                                                            ---------    ---------    ----------

        Change in unrealized gains (losses), net of
            adjustments .................................................       202.6        405.7        (776.9)
        Change in minimum pension liability .............................        --           --            28.2
                                                                            ---------    ---------    ----------

        Total Other Comprehensive Income (Loss) .........................   $   202.6    $   405.7    $   (748.7)
                                                                            =========    =========    ==========

7)      CLOSED BLOCK

        The excess of Closed Block liabilities over Closed Block assets (adjusted to exclude the impact of related amounts in accumulated other comprehensive income) represents the expected maximum future post-tax earnings from the Closed Block which would be recognized in income from continuing operations over the period the policies and contracts in the Closed Block remain in force. As of January 1, 2001, the Company has developed an actuarial calculation of the expected timing of the Closed Block earnings.

        If the actual cumulative earnings from the Closed Block are greater than the expected cumulative earnings, only the expected earnings will be recognized in net income. Actual cumulative earnings in excess of expected cumulative earnings at any point in time are recorded as a policyholder dividend obligation because they will ultimately be paid to Closed Block policyholders as an additional policyholder dividend unless offset by future performance that is less favorable than originally expected. If a policyholder dividend obligation has been previously established and the actual Closed Block earnings in a subsequent period are less than the expected earnings for that period, the policyholder dividend obligation would be reduced (but not below zero). If, over the period the policies and contracts in the Closed Block remain in force, the actual cumulative earnings of the Closed Block are less than the expected cumulative earnings, only actual earnings would be recognized in income from continuing operations. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside the Closed Block.

        Many expenses related to Closed Block operations, including amortization of DAC, are charged to operations outside of the Closed Block; accordingly, net revenues of the Closed Block do not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

        Summarized financial information for the Closed Block is as follows:

                                                                         DECEMBER 31,  December 31,
                                                                             2001         2000
                                                                          ----------   ----------
                                                                                (IN MILLIONS)
        CLOSED BLOCK LIABILITIES:
        Future policy benefits, policyholders' account balances
           and other ................................................     $  9,049.9   $  9,026.4
        Other liabilities ...........................................           53.6         35.6
                                                                          ----------   ----------
        Total Closed Block liabilities ..............................        9,103.5      9,062.0
                                                                          ----------   ----------

        ASSETS DESIGNATED TO THE CLOSED BLOCK:
        Fixed maturities, available for sale, at estimated fair value
        (amortized
          cost of $4,600.4 and $4,373.5) ............................        4,705.7      4,408.0
        Mortgage loans on real estate ...............................        1,514.4      1,581.8
        Policy loans ................................................        1,504.4      1,557.7
        Cash and other invested assets ..............................          141.0        174.7
        Other assets ................................................          214.7        238.9
                                                                          ----------   ----------
         Total assets designated to the Closed Block ................        8,080.2      7,961.1
                                                                          ----------   ----------


        Excess of Closed Block liabilities over assets designated to
           the Closed Block .........................................        1,023.3      1,100.9
        Amounts included in accumulated other comprehensive income:
             Net unrealized investment gains, net of deferred Federal
               income tax of $20.4 and $12.2 ........................           37.8         22.7
                                                                          ----------   ----------


        Maximum Future Earnings To Be Recognized From Closed Block

           Assets and Liabilities ...................................     $  1,061.1   $  1,123.6
                                                                           ==========   ==========

        Closed Block revenues and expenses were as follows:

                                                        2001          2000          1999
                                                     ----------    ----------    ----------
                                                                 (IN MILLIONS)

        REVENUES:
        Premiums and other income ..............     $    571.5    $    594.7    $    619.1
        Investment income (net of investment
        expenses of $3.0, $8.1, and $15.8) .....          583.5         578.7         574.2
        Investment losses, net .................          (42.3)        (35.8)        (11.3)
                                                     ----------    ----------    ----------
        Total revenues .........................        1,112.7       1,137.6       1,182.0
                                                     ----------    ----------    ----------

        BENEFITS AND
        OTHER DEDUCTIONS:
        Policyholders' benefits and dividends ..        1,009.3       1,025.2       1,024.7
        Other operating costs and expenses .....            4.7           5.2           5.5
                                                     ----------    ----------    ----------
        Total benefits and other deductions ....        1,014.0       1,030.4       1,030.2
                                                     ----------    ----------    ----------

        Net revenues before Federal income taxes           98.7         107.2         151.8
        Federal income taxes ...................          (36.2)        (38.2)        (60.3)
                                                     ----------    ----------    ----------
        Net Revenues ...........................     $     62.5    $     69.0    $     91.5
                                                     ==========    ==========    ==========

        Impaired mortgage loans along with the related investment valuation allowances follows:

                                                                                DECEMBER 31,
                                                                            ------------------
                                                                              2001       2000
                                                                            -------    -------
                                                                               (IN MILLIONS)
        Impaired mortgage loans with investment valuation allowances ..     $  26.7    $  26.7
        Impaired mortgage loans without investment valuation allowances         6.5        4.0
                                                                            -------    -------
        Recorded investment in impaired mortgages .....................        33.2       30.7
        Investment valuation allowances ...............................        (5.8)      (8.7)
                                                                            -------    -------
        Net Impaired Mortgage Loans ...................................     $  27.4    $  22.0
                                                                            =======    =======

        During 2001, 2000 and 1999, the Closed Block's average recorded investment in impaired mortgage loans was $30.8 million, $31.0 million and $37.0 million, respectively. Interest income recognized on these impaired mortgage loans totaled $1.2 million, $2.0 million and $3.3 million ($.1 million, $.1 million and $.3 million recognized on a cash basis) for 2001, 2000 and 1999, respectively.

        Valuation allowances amounted to $5.7 million and $9.1 million on mortgage loans on real estate and $9.8 million and $17.2 million on equity real estate at December 31, 2001 and 2000, respectively. Writedowns of fixed maturities amounted to $30.8 million and $27.7 million for 2001 and 2000, respectively, including $23.3 million in fourth quarter 2001.

8)       DISCONTINUED OPERATIONS

        Summarized financial information for Discontinued Operations follows:


                                                                                 DECEMBER 31,
                                                                          -----------------------
                                                                             2001        2000
                                                                          ----------   ----------
                                                                                (IN MILLIONS)
        BALANCE SHEETS
        Mortgage loans on real estate ...............................     $    160.3   $    330.9
        Equity real estate ..........................................          252.0        350.9
        Fixed maturities, available for sale, at estimated fair value
          (amortized cost of $542.9 and $321.5) .....................          559.6        336.5
        Other equity investments ....................................           22.3         43.1
        Other invested assets .......................................             .4          1.9
                                                                          ----------   ----------
          Total investments .........................................          994.6      1,063.3
        Cash and cash equivalents ...................................           41.1         84.3
        Other assets ................................................          152.6        148.8
                                                                          ----------   ----------
        Total Assets ................................................     $  1,188.3   $  1,296.4
                                                                          ==========   ==========

        Policyholders liabilities ...................................     $    932.9   $    966.8
        Allowance for future losses .................................          139.9        159.8
        Other liabilities ...........................................          115.5        169.8
                                                                          ----------   ----------
        Total Liabilities ...........................................     $  1,188.3   $  1,296.4
                                                                          ==========   ==========

                                                               2001       2000        1999
                                                            --------    --------    --------
                                                                      (IN MILLIONS)
        STATEMENTS OF EARNINGS
        Investment income (net of investment
          expenses of $25.3, $37.0 and $49.3) .........     $   91.6    $  102.2    $   98.7
        Investment gains (losses), net ................         33.6        (6.6)      (13.4)
        Policy fees, premiums and other income ........           .2          .7          .2
                                                            --------    --------    --------
        Total revenues ................................        125.4        96.3        85.5

        Benefits and other deductions .................        100.7       106.9       104.8
        Earnings credited (losses charged) to allowance
          for future losses ...........................         24.7       (10.6)      (19.3)
                                                            --------    --------    --------
        Pre-tax loss from operations ..................         --          --          --
        Pre-tax earnings from releasing the allowance
          for future losses ...........................         46.1        90.2        43.3
        Federal income tax expense ....................         (2.3)      (31.6)      (15.2)
                                                            --------    --------    --------
        Earnings from
          Discontinued Operations .....................     $   43.8    $   58.6    $   28.1
                                                            ========    ========    ========

        The Company's quarterly process for evaluating the allowance for future losses applies the current period's results of discontinued operations against the allowance, re-estimates future losses and adjusts the allowance, if appropriate. Additionally, as part of the Company's annual planning process which takes place in the fourth quarter of each year, investment and benefit cash flow projections are prepared. These updated assumptions and estimates resulted in a release of allowance in each of the three years presented.

        Valuation allowances of $4.8 million and $2.9 million on mortgage loans on real estate and $5.0 million and $11.4 million on equity real estate were held at December 31, 2001 and 2000, respectively. During 2001, 2000 and 1999, discontinued operations' average recorded investment in impaired mortgage loans was $32.2 million, $11.3 million and $13.8 million, respectively. Interest income recognized on these impaired mortgage loans totaled $2.5 million, $.9 million and $1.7 million ($1.0 million, $.5 million and $.0 million recognized on a cash basis) for 2001, 2000 and 1999, respectively.

        At December 31, 2001 and 2000, discontinued operations had real estate acquired in satisfaction of debt with carrying values of $7.4 million and $4.5 million, respectively.

        In 2001, Federal Income tax expense for discontinued operations reflected a $13.8 million reduction in taxes due to settlement of open tax years.

9)      SHORT-TERM AND LONG-TERM DEBT

        Short-term and long-term debt consists of the following:


                                                                   DECEMBER 31,
                                                             -----------------------
                                                                2001         2000
                                                             ----------   ----------
                                                                   (IN MILLIONS)
        Short-term debt ................................     $    229.6   $    782.2
                                                             ----------   ----------
        Long-term debt:
        Equitable Life:
          Surplus notes, 6.95%, due 2005 ...............          399.7        399.6
          Surplus notes, 7.70%, due 2015 ...............          199.7        199.7
          Other ........................................             .2           .4
                                                             ----------   ----------

              Total Equitable Life .....................          599.6        599.7
                                                             ----------   ----------

        Alliance:
          Senior Notes, 5.625%, due 2006 ...............          398.0       --
                                                             ----------   ----------
        Wholly Owned and Joint Venture Real Estate:
          Mortgage notes, 5.43% - 9.5%, due through 2017          248.3        248.3
                                                             ----------   ----------
        Total long-term debt ...........................        1,245.9        848.0
                                                             ----------   ----------

        Total Short-term and Long-term Debt ............     $  1,475.5   $  1,630.2
                                                             ==========   ==========

        Short-term Debt

        Equitable Life has a $350.0 million 5-year bank credit facility and a $250.0 million 364-day credit facility. The interest rates are based on external indices dependent on the type of borrowing ranging from 2.09% to 4.75%. There were no amounts outstanding under these credit facilities at December 31, 2001.

        Equitable Life has a commercial paper program with an issue limit of $1.0 billion. This program is available for general corporate purposes used to support Equitable Life's liquidity needs and is supported by Equitable Life's existing $600.0 million bank credit facilities. At December 31, 2001, there were no amounts outstanding under this program.

        Equitable Life has an $18.4 million line of credit available relating to reinsurance of which no amounts were outstanding at December 31, 2001.

        During 1998, Alliance increased its commercial paper program to $425.0 million and entered into a $425.0 million five-year revolving credit facility with a group of commercial banks to provide back-up liquidity for the commercial paper program. Under the credit facility, the interest rate, at the option of the borrower, is a floating rate generally based upon a defined prime rate, a rate related to the London Interbank Offered Rate ("LIBOR") or the Federal Funds Rate. A facility fee is payable on the total facility. Borrowings under the credit facility and the commercial paper program may not exceed $425.0 million in the aggregate. In July 1999, Alliance entered into a $200.0 million three-year revolving credit facility with a group of commercial banks. During October 2000, Alliance entered into a $250.0 million two-year revolving credit facility. The terms of the $200.0 million and $250.0 million credit facilities are generally similar to the $425.0 million credit facility. The revolving credit facilities will be used to fund commission payments to financial intermediaries for the sale of Back-End Load Shares under Alliance's mutual fund distribution system, capital expenditures and for general working capital purposes. The revolving credit facilities contain covenants which, among other things, require Alliance to meet certain financial ratios. Alliance was in compliance with the covenants at December 31, 2001. At December 31, 2001, Alliance had commercial paper outstanding totaling $198.2 million at an effective interest rate of 1.9%; there were no borrowings outstanding under Alliance's revolving credit facilities.

        In December 1999, Alliance established a $100.0 million extendible commercial notes ("ECN") program as a supplement to its $425.0 million commercial paper program. ECNs are short-term uncommitted debt instruments that do not require back-up liquidity support. At December 31, 2001, $24.9 million at an effective interest rate of 1.9% was outstanding under the ECN program.

        Long-term Debt

        Certain of the long-term debt agreements, principally mortgage notes, have restrictive covenants related to the total amount of debt, net tangible assets and other matters. At December 31, 2001, the Company is in compliance with all debt covenants.

        At December 31, 2001 and 2000, respectively, the Company has pledged real estate of $314.5 million and $298.8 million as collateral for certain long-term debt.

        At December 31, 2001, aggregate maturities of the long-term debt based on required principal payments at maturity was $248.5 million for 2002, $400.0 million for 2005, $400.0 million for 2006 and $200.0 million thereafter.

        In August 2001, Alliance issued $400.0 million 5.625% notes due 2006 in a public offering and are redeemable at any time. The registration statement filed with the SEC allows for the issuance of up to $600.0 million in senior debt securities. The proceeds were used to reduce commercial paper and credit facility borrowings and for other general partnership purposes.

10)     FEDERAL INCOME TAXES

        A summary of the Federal income tax expense in the consolidated statements of earnings follows:

                                                    2001        2000       1999
                                                  --------    --------   --------
                                                           (IN MILLIONS)
        Federal income tax expense (benefit):
          Current ...........................     $  (38.2)   $  820.6   $  174.0
          Deferred ..........................        354.4       137.7      158.0
                                                  --------    --------   --------
        Total ...............................     $  316.2    $  958.3   $  332.0
                                                  ========    ========   ========

        The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings before Federal income taxes and minority interest by the expected Federal income tax rate of 35%. The sources of the difference and their tax effects follow:

                                                       2001        2000        1999
                                                     --------    --------    --------
                                                             (IN MILLIONS)
        Expected Federal income tax expense ....     $  452.5    $  904.9    $  458.4
        Minority interest ......................       (126.9)     (117.9)      (47.8)
        Non deductible stock option compensation
          expense ..............................         --          34.4        --
        Subsidiary gains .......................         --         161.4       (37.1)
        Adjustment of tax audit reserves .......        (28.2)       17.9        27.8
        Equity in unconsolidated subsidiaries ..         --         (48.7)      (64.0)
        Other ..................................         18.8         6.3        (5.3)
                                                     --------    --------    --------
        Federal Income Tax Expense .............     $  316.2    $  958.3    $  332.0
                                                     ========    ========    ========

        The components of the net deferred Federal income taxes are as follows:


                                                       DECEMBER 31, 2001                  December 31, 2000
                                                 --------------   ------------      ------------      -----------
                                                    ASSETS         LIABILITIES         Assets         Liabilities
                                                 --------------   ------------      ------------      -----------
                                                                           (IN MILLIONS)
        Compensation and related benefits......  $      --        $       92.0      $       --        $      79.7
        Other..................................         --                  .1               4.9             --
        DAC, reserves and reinsurance..........         --             1,020.1              --              733.0
        Investments............................         --               333.3              --              229.2
                                                 --------------   ------------      ------------      -----------
        Total..................................  $      --        $    1,445.5      $        4.9      $   1,041.9
                                                 ==============   ============      ============      ===========

       At December 31, 1999, $236.8 million in deferred tax assets were transferred to the Holding Company in conjunction with its assumption of the non-qualified employee benefit liabilities. See Note 12 for discussion of the benefit plans transferred.

        The deferred Federal income taxes impacting operations reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The sources of these temporary differences and their tax effects follow:

                                                                   2001               2000                1999
                                                              -------------       ------------       ------------
                                                                                 (IN MILLIONS)

        DAC, reserves and reinsurance......................  $       291.7       $      403.3       $       83.2
        Investments........................................           42.1             (140.7)               3.2
        Compensation and related benefits..................           15.7              (96.4)              21.0
        Other..............................................            4.9              (28.5)              50.6
                                                             -------------       ------------       ------------
        Deferred Federal Income Tax
          Expense..........................................  $       354.4       $      137.7       $      158.0
                                                             =============       ============       ============

        Federal income taxes payable at December 31, 2000 included $858.2 million of taxes related to the gain on disposal of DLJ.

        The Internal Revenue Service (the "IRS") is in the process of examining the Holding Company's consolidated Federal income tax returns for the years 1992 through 1996. Management believes these audits will have no material adverse effect on the Company's results of operations.

11)     REINSURANCE AGREEMENTS

        The Insurance Group assumes and cedes reinsurance with other insurance companies. The Insurance Group evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Ceded reinsurance does not relieve the originating insurer of liability.

        The effect of reinsurance (excluding group life and health) is summarized as follows:

                                                                  2001               2000                1999
                                                            -------------       ------------       ------------
                                                                                 (IN MILLIONS)
        Direct premiums....................................  $       990.0       $    1,103.8       $    1,039.5
        Reinsurance assumed................................          203.0              194.2              206.7
        Reinsurance ceded..................................         (173.1)            (123.0)             (69.1)
                                                             -------------       ------------       ------------
        Premiums...........................................  $     1,019.9       $    1,175.0       $    1,177.1
                                                             =============       ============       ============

        Universal Life and Investment-type Product
          Policy Fee Income Ceded..........................  $        86.9       $       92.1       $       69.7
                                                             =============       ============       ============
        Policyholders' Benefits Ceded......................  $       370.3       $      239.2       $      155.6
                                                             =============       ============       ============
        Interest Credited to Policyholders' Account
          Balances Ceded...................................  $        50.4       $       46.5       $       38.5
                                                             =============       ============       ============


        Since 1997, the Company reinsures on a yearly renewal term basis 90% of the mortality risk on new issues of certain term, universal and variable life products. The Company's retention limit on joint survivorship policies is $15.0 million. All other in force business above $5.0 million is reinsured. The Insurance Group also reinsures the entire risk on certain substandard underwriting risks and in certain other cases.

        During July 2000, Equitable Life transferred, at no gain or loss, all the risk of its directly written DI business for years 1993 and prior through an indemnity reinsurance contract. The cost of the arrangement will be amortized over the expected lives of the contracts reinsured and will not have a significant impact on the results of operations in any specific period.

        At December 31, 2001 and 2000, respectively, reinsurance recoverables related to insurance contracts amounting to $2,233.7 million and $2,098.0 million, of which $1,060.4 million and $1,009.1 million relates to one specific reinsurer, are included in Other assets and reinsurance payables related to insurance contracts amounting to $798.5 million and $730.3 million are included in Other liabilities in the consolidated balance sheets.

        The Insurance Group cedes 100% of its group life and health business to a third party insurer. Insurance liabilities ceded totaled $444.2 million and $487.7 million at December 31, 2001 and 2000, respectively.

        In addition to the sale of insurance products, the Insurance Group acts as a professional retrocessionaire by assuming life and annuity reinsurance from professional reinsurers. The Insurance Group also assumes accident, health, aviation and space risks by participating in various reinsurance pools. Reinsurance assumed reserves at December 31, 2001 and 2000 were $540.2 million and $515.0 million, respectively.

12)     EMPLOYEE BENEFIT PLANS

        The Company sponsors qualified and non-qualified defined benefit plans covering substantially all employees (including certain qualified part-time employees), managers and certain agents. The pension plans are non-contributory. Equitable Life's benefits are based on a cash balance formula or years of service and final average earnings, if greater, under certain grandfathering rules in the plans. Alliance's benefits are based on years of credited service, average final base salary and primary social security benefits. The Company's funding policy is to make the minimum contribution required by the Employee Retirement Income Security Act of 1974 ("ERISA").

        Effective December 31, 1999, the Holding Company legally assumed primary liability from Equitable Life for all current and future obligations of its Excess Retirement Plan, Supplemental Executive Retirement Plan and certain other employee benefit plans that provide participants with medical, life insurance, and deferred compensation benefits; Equitable Life remains secondarily liable. The amount of the liability associated with employee benefits transferred was $676.5 million, including $183.0 million of non-qualified pension benefit obligations and $394.1 million of postretirement benefits obligations at December 31, 1999. This transfer was recorded as a non-cash capital contribution to Equitable Life.

        Components of net periodic pension credit follow:

                                                                  2001               2000                1999
                                                             -------------       ------------       ------------
                                                                                 (IN MILLIONS)
        Service cost.......................................  $        32.1       $       29.5       $       36.7
        Interest cost on projected benefit obligations.....          128.8              124.2              131.6
        Expected return on assets..........................         (218.7)            (223.2)            (189.8)
        Net amortization and deferrals.....................             .1                (.6)               7.5
                                                             -------------       ------------       ------------
        Net Periodic Pension Credit........................  $       (57.7)      $      (70.1)      $      (14.0)
                                                             ============        ============       ============

        The projected benefit obligations under the pension plans were comprised of:

                                                                                           DECEMBER 31,
                                                                                 -------------------------------
                                                                                     2001                2000
                                                                                 ------------       ------------
                                                                                           (IN MILLIONS)


        Benefit obligations, beginning of year.................................  $    1,712.6       $    1,659.6
        Service cost...........................................................          27.1               24.5
        Interest cost..........................................................         128.8              124.2
        Actuarial losses (gains)...............................................          64.4               13.4
        Benefits paid..........................................................        (120.6)            (109.1)
                                                                                 ------------       ------------
        Benefit Obligation, End of Year........................................  $    1,812.3       $    1,712.6
                                                                                 ============       ============

        The funded status of the pension plans was as follows:

                                                                                           DECEMBER 31,
                                                                                 -------------------------------
                                                                                     2001                2000
                                                                                 ------------       ------------
                                                                                           (IN MILLIONS)

        Plan assets at fair value, beginning of year...........................  $    2,112.0       $    2,341.6
        Actual return on plan assets...........................................        (148.0)            (115.9)
        Contributions..........................................................          --                 --
        Benefits paid and fees.................................................        (126.1)            (113.7)
                                                                                 ------------       ------------
        Plan assets at fair value, end of year.................................       1,837.9            2,112.0
        Projected benefit obligations..........................................       1,812.3            1,712.6
                                                                                 ------------       ------------
        Excess of plan assets over projected benefit obligations...............          25.6              399.4
        Unrecognized prior service cost........................................         (46.3)               1.2
        Unrecognized net loss (gain) from past experience different
          from that assumed....................................................         550.1               71.3
        Unrecognized net asset at transition...................................          (1.6)              (1.9)
                                                                                 ------------       ------------
        Prepaid Pension Cost, Net..............................................  $      527.8       $      470.0
                                                                                 ============       ============

        The accrued liability for pension plans with projected benefit obligations in excess of plan assets was $16.7 million and $13.5 million at December 31, 2001 and 2000, respectively. The aggregate accumulated benefit obligation and fair value of plan assets for pension plans with accumulated benefit obligations in excess of plan assets were $49.7 million and $28.7 million, respectively, at December 31, 2001 and $38.9 million and $32.9 million, respectively, at December 31, 2000.

        The pension plan assets include corporate and government debt securities, equity securities, equity real estate and shares of group trusts managed by Alliance. The discount rate and rate of increase in future compensation levels used in determining the actuarial present value of projected benefit obligations were 7.25% and 7.19%, respectively, at December 31, 2001 and 7.75% and 7.19%, respectively, at December 31, 2000. As of January 1, 2001 and 2000, the expected long-term rate of return on assets for the retirement plan was 10.25% and 10.5%, respectively.

        Prior to 1987, the qualified plan funded participants' benefits through the purchase of non-participating annuity contracts from Equitable Life. Benefit payments under these contracts were approximately $27.3 million, $28.7 million and $30.2 million for 2001, 2000 and 1999, respectively.

        Alliance maintains several unfunded deferred compensation plans for the benefit of certain eligible employees and executives. The Capital Accumulation Plan was frozen on December 31, 1987 and no additional awards have been made. For the active plans, benefits vest over a period ranging from 3 to 8 years and are amortized as compensation and benefit expense. ACMC, Inc. ("ACMC"), a subsidiary of the Company, is obligated to make capital contributions to Alliance in amounts equal to benefits paid under the Capital Accumulation Plan and the contractual unfunded deferred compensation arrangements. In connection with the acquisition of Bernstein, Alliance agreed to invest $96.0 million per annum for three years to fund open market purchases of Alliance Holding units or money market funds in each case for the benefit of certain individuals who were stockholders or principals of Bernstein or were hired to replace them. The Company has recorded compensation and benefit expenses in connection with the plans totaling $58.1 million, $29.8 million and $13.8 million for 2001, 2000 and 1999, respectively (including $34.6 million and $6.8 million for 2001 and 2000, respectively, relating to the Bernstein deferred compensation plan).

13)     DERIVATIVES AND FAIR VALUE OF FINANCIAL INSTRUMENTS

        The Insurance Group primarily uses derivatives for asset/liability risk management and for hedging individual securities. Derivatives mainly are utilized to reduce the Insurance Group's exposure to interest rate fluctuations. Various derivative financial instruments are used to achieve this objective, including interest rate caps and floors to hedge crediting rates on interest-sensitive individual annuity contracts, interest rate futures to protect against declines in interest rates between receipt of funds and purchase of appropriate assets, and interest rate swaps to modify the duration and cash flows of fixed maturity investments. In addition, the Company periodically enters into forward and futures contracts to hedge certain equity exposures. Also, the Company has purchased reinsurance contracts to mitigate the risks associated with the impact of potential market fluctuations on future policyholder elections of guaranteed minimum income benefit features contained in certain annuity contracts issued by the Company.

        As earlier described in Note 2 of Notes to Consolidated Financial Statements, the Company adopted SFAS No. 133, as amended, on January 1, 2001. Consequently, all derivatives outstanding at December 31, 2001 are recognized on the balance sheet at their fair values. The outstanding notional amounts of derivative financial instruments purchased and sold were $6,675.0 million and $.3 million, respectively, at December 31, 2001. These amounts principally consist of interest rate cap contracts of Equitable Life that have a total fair value at December 31, 2001 of $13.6 million. At December 31, 2001 and during the year then ended, there were no hybrid instruments that required bifurcation of an embedded derivative component under the provisions of SFAS No. 133.

        All gains and losses on derivative financial instruments utilized by the Company in 2001 are reported in earnings for the current year as none of the derivatives were designated to qualifying hedging relationships under SFAS No. 133 either at initial adoption of the Statement or at inception of the contracts. Gross gains and gross losses recognized on derivative positions was $27.5 million and $4.6 million, respectively, for 2001.

        Fair Value of Financial Instruments

        The Company defines fair value as the quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are estimated using present value or other valuation techniques. The fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

        Certain financial instruments are excluded, particularly insurance liabilities other than financial guarantees and investment contracts. Fair market value of off-balance-sheet financial instruments of the Insurance Group was not material at December 31, 2001 and 2000.

        Fair values for mortgage loans on real estate are estimated by discounting future contractual cash flows using interest rates at which loans with similar characteristics and credit quality would be made. Fair values for foreclosed mortgage loans and problem mortgage loans are limited to the estimated fair value of the underlying collateral if lower.

        Fair values of policy loans are estimated by discounting the face value of the loans from the time of the next interest rate review to the present, at a rate equal to the excess of the current estimated market rates over the current interest rate charged on the loan.

        The estimated fair values for the Company's association plan contracts, supplementary contracts not involving life contingencies ("SCNILC") and annuities certain, which are included in policyholders' account balances, and guaranteed interest contracts are estimated using projected cash flows discounted at rates reflecting expected current offering rates.

        The estimated fair values for variable deferred annuities and single premium deferred annuities, which are included in policyholders' account balances, are estimated by discounting the account value back from the time of the next crediting rate review to the present, at a rate equal to the excess of current estimated market rates offered on new policies over the current crediting rates.

        Fair values for long-term debt are determined using published market values, where available, or contractual cash flows discounted at market interest rates. The estimated fair values for non-recourse mortgage debt are determined by discounting contractual cash flows at a rate which takes into account the level of current market interest rates and collateral risk. The estimated fair values for recourse mortgage debt are determined by discounting contractual cash flows at a rate based upon current interest rates of other companies with credit ratings similar to the Company. The Company's carrying value of short-term borrowings approximates their estimated fair value.

        The carrying value and estimated fair value for financial instruments not previously disclosed in Notes 3, 7 and 8:


                                                                           DECEMBER 31,
                                                --------------------------------------------------------------------
                                                              2001                               2000
                                                ---------------------------------  ---------------------------------
                                                   CARRYING         ESTIMATED         Carrying         Estimated
                                                    VALUE          FAIR VALUE          Value           Fair Value
                                                ---------------  ----------------  ---------------   ---------------
                                                                           (IN MILLIONS)
        Consolidated:
        Mortgage loans on real estate..........  $    4,333.3     $     4,438.7     $     4,712.6     $    4,767.0
        Other limited partnership interests....         701.9             701.9             834.9            834.9
        Policy loans...........................       4,100.7           4,476.4           4,034.6          4,290.0
        Policyholders' account balances -
          investment contracts.................      12,256.4          12,514.0          11,488.8         11,663.8
        Long-term debt.........................       1,245.9           1,280.6             848.0            847.5

        Closed Block:
        Mortgage loans on real estate..........  $    1,514.4     $     1,532.6     $     1,581.8     $    1,582.6
        Other equity investments...............          24.4              24.4              34.4             34.4
        Policy loans...........................       1,504.4           1,664.8           1,557.7          1,667.6
        SCNILC liability.......................          18.2              18.1              20.2             20.1

        Discontinued Operations:
        Mortgage loans on real estate..........  $      160.3     $       171.6     $       330.9     $      347.7
        Fixed maturities.......................         559.6             559.6             336.5            336.5
        Other equity investments...............          22.3              22.3              43.1             43.1
        Guaranteed interest contracts..........          18.8              16.1              26.4             23.4
        Long-term debt.........................         101.7             101.7             101.8            101.7

14)     COMMITMENTS AND CONTINGENT LIABILITIES

        From time to time, the Company has provided certain guarantees or commitments to affiliates, investors and others. At December 31, 2001, these arrangements included commitments by the Company, under certain conditions, to make capital contributions of up to $8.5 million to affiliated real estate joint ventures and to provide equity financing to certain limited partnerships of $274.9 million. Management believes the Company will not incur any material losses as a result of these commitments.

        Equitable Life is the obligor under certain structured settlement agreements which it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, Equitable Life owns single premium annuities issued by previously wholly owned life insurance subsidiaries. Equitable Life has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly owned subsidiaries be unable to meet their obligations. Management believes the need for Equitable Life to satisfy those obligations is remote.

        The Insurance Group had $10.5 million of letters of credit outstanding at December 31, 2001.

        The Company entered into continuity agreements with certain executives of the Company in connection with AXA's minority interest acquisition. The remaining continuity agreements generally provide cash severance payments ranging from 1.5 times to 2 times an executive's base salary plus bonus and other benefits. Such cash severance payments will generally be made if an executive's employment is terminated at any time within two years from December 27, 2000 for any reason other than the executive's death, disability, retirement or for cause, or if the executive resigns for good reason as defined in the agreements. In connection with cost reduction programs initiated in 2001, expenses related to continuity agreements, severance, benefits and outplacement were recorded, totaling $126.1 million related to the home office initiative and $24.5 million related to the field restructuring initiative. At December 31, 2001, in the event the remaining covered executives' employment terminates under the circumstances described above, cash severance payments that would be payable under these continuity agreements approximate $30.0 million.

15)     LITIGATION

        A number of lawsuits have been filed against life and health insurers in the jurisdictions in which Equitable Life and its subsidiaries do business involving insurers' sales practices, alleged agent misconduct, alleged failure to properly supervise agents, and other matters. Some of the lawsuits have resulted in the award of substantial judgments against other insurers, including material amounts of punitive damages, or in substantial settlements. In some states, juries have substantial discretion in awarding punitive damages. Equitable Life, Equitable Variable Life Insurance Company ("EVLICO," which was merged into Equitable Life effective January 1, 1997, but whose existence continues for certain limited purposes, including the defense of litigation) and EOC, like other life and health insurers, from time to time are involved in such litigations. Among litigations against Equitable Life, EVLICO and EOC of the type referred to in this paragraph are the litigations described in the following five paragraphs.

        In January 1996, an amended complaint was filed in an action entitled Frank Franze Jr. and George Busher, individually and on behalf of all others similarly situated v. The Equitable Life Assurance Society of the United States, and Equitable Variable Life Insurance Company in the United States District Court for the Southern District of Florida. The action was brought by two individuals who purchased variable life insurance policies. The plaintiffs purport to represent a nationwide class consisting of all persons who purchased variable life insurance policies from Equitable Life and EVLICO between September 30, 1991 and January 3, 1996. The amended complaint alleges that Equitable Life's and EVLICO's agents were trained not to disclose fully that the product being sold was life insurance. Plaintiffs allege violations of the Federal securities laws and seek rescission of the contracts or compensatory damages and attorneys' fees and expenses. Equitable Life and EVLICO have answered the amended complaint, denying the material allegations and asserting certain affirmative defenses. In May 1999, the Magistrate Judge issued a Report and Recommendation recommending that the District Judge deny Equitable Life's and EVLICO's motion for summary judgment and grant plaintiffs' motion for class certification. In July 1999, Equitable Life and EVLICO filed Objections to the Report and Recommendation and urged that the District Judge reject the Magistrate's recommendations and grant Equitable Life's and EVLICO's motion for summary judgment and deny plaintiffs' motion for class certification. In October 2000, the District Judge affirmed the Magistrate's

        Report and Recommendation and, accordingly, denied Equitable Life's and EVLICO's motion for summary judgment and granted plaintiffs' motion for class certification. In May 2001, with permission of the United States Court of Appeals for the Eleventh Circuit, Equitable Life and EVLICO appealed the District Court's order. Oral argument is scheduled for March 2002.

        In March 2000, an action entitled Brenda McEachern v. The Equitable Life Assurance Society of the United States and Gary Raymond, Jr. was commenced against Equitable Life and one of its agents in Circuit Court, Mobile County, Alabama, and asserts claims under state law. The action was brought by an individual who alleges that she purchased a variable annuity from Equitable Life in 1997. The action purports to be on behalf of a class consisting of all persons who from January 1, 1989 (i) purchased a variable annuity from Equitable Life to fund a qualified retirement plan, (ii) were charged allegedly unnecessary fees for tax deferral for variable annuities held in qualified retirement accounts, or (iii) were sold a variable annuity while owning a qualified retirement plan from Equitable Life. The complaint alleges various improper sales practices, including misrepresentations in connection with the use of variable annuities in a qualified retirement plan or similar arrangement, charging inflated or hidden fees, and failure to disclose unnecessary tax deferral fees. Plaintiff seeks damages, including punitive damages, in an unspecified amount and attorneys' fees and expenses. In May 2000, Equitable Life removed the case to the United States District Court for the Southern District of Alabama and filed a motion to dismiss the complaint, and plaintiff filed a motion to remand the case to state court. The court has permitted limited discovery on the issue of whether the Securities Litigation Uniform Standards Act applies. In November 2001, plaintiff filed a motion for leave to join additional plaintiffs.

        In June 2000, an action entitled Raymond Patenaude v. The Equitable Life Assurance Society of the United States, AXA Advisors, LLC and Equitable Distributors, Inc. was commenced in the Superior Court of California, County of San Diego. The complaint alleges that the defendants engaged in fraudulent and deceptive practices in connection with the marketing and sale of deferred annuity products to fund tax-qualified contributory retirement plans. The named plaintiff purports to act as a private attorney general on behalf of the general public of the State of California under California consumer protection statutes and also asserts individual common-law claims. On behalf of the named plaintiff and the general public, the complaint asserts claims for unlawful, unfair or fraudulent business acts and practices and for false or misleading advertising. On behalf of the named plaintiff alone, the complaint alleges claims for fraud, fraudulent concealment and deceit, negligent misrepresentation and negligence. The complaint seeks injunctive relief, restitution for members of the general public of the State of California who have been harmed by defendants' conduct, compensatory and punitive damages on behalf of the named plaintiff, and attorneys' fees, costs and expenses. In July 2000, the defendants removed the case to the United States District Court for the Southern District of California and filed a motion to dismiss the complaint. In October 2000, the District Court granted defendants' motion to dismiss the action. In November 2000, the plaintiff appealed; the appeal is fully briefed.

        In October 2000, an action entitled Sham Malhotra, et al. v. The Equitable Life Assurance Society of the United States, AXA Advisors, LLC and Equitable Distributors, Inc. was commenced in the Supreme Court of the State of New York, County of Nassau. The action was brought by two individuals who purchased Equitable Life deferred annuity products. The action purports to be on behalf of a class consisting of all persons who purchased an individual deferred annuity contract or who received a certificate to a group deferred annuity contract, sold by one of the defendants, which was used to fund a contributory retirement plan or arrangement qualified for favorable income tax treatment; excluded from the class are officers, directors and agents of the defendants. The complaint alleges that the defendants engaged in fraudulent and deceptive practices in connection with the marketing and sale of deferred annuity products to fund tax-qualified contributory retirement plans. The complaint asserts claims for: deceptive business acts and practices in violation of the New York General Business Law ("GBL"); use of misrepresentations and misleading statements in violation of the New York Insurance Law; false or misleading advertising in violation of the GBL; fraud, fraudulent concealment and deceit; negligent misrepresentation; negligence; unjust enrichment and imposition of a constructive trust; declaratory and injunctive relief; and reformation of the annuity contracts. The complaint seeks injunctive and declaratory relief, an unspecified amount of compensatory and punitive damages, restitution for all members of the class, and an award of attorneys' fees, costs and expenses. In October 2000, the defendants removed the action to the United States District Court for the Eastern District of New York, and thereafter filed a motion to dismiss. Plaintiffs filed a motion to remand the case to state court. In September 2001, the District Court issued a decision granting defendants' motion to dismiss and denying plaintiffs' motion to remand, and judgment was entered in favor of the defendants. In October 2001, plaintiffs filed a motion seeking leave to reopen the case for the purpose of filing an amended complaint. In addition, plaintiffs filed a new complaint in the District Court, alleging a similar class and similar facts. The new complaint asserts causes of action for violations of Federal securities laws in addition to the state law causes of action asserted in the previous complaint. In January 2002, the defendants filed a motion to dismiss the new action.

        Between June 2000 and December 2001 twelve lawsuits were filed in the state courts of Mississippi (the "Mississippi Actions") by more than 70 plaintiffs naming as defendants Equitable Life, EVLICO, EOC and various present and former individual sales agents associated with Equitable Life, EVLICO and/or EOC. The actions arise from the purchase by each of the plaintiffs of various types of life insurance policies from Equitable Life, EVLICO and/or EOC. The policies at issue include term, variable and whole life policies purchased as early as 1954. The actions allege misrepresentations in connection with the sale of life insurance policies including that the defendants misrepresented the stated number of years that premiums would need to be paid. Plaintiffs assert claims for breach of contract, fraud, fraudulent inducement, misrepresentation, conspiracy, negligent supervision and other tort claims. Plaintiffs seek unspecified compensatory and punitive damages. The parties are engaged in discovery in each of the pending actions.

        In October 2000, an action entitled American National Bank and Trust Company of Chicago, as trustee f/b/o Emerald Investments LP and Emerald Investments LP v. AXA Client Solutions, LLC; The Equitable Life Assurance Society of the United States; and AXA Financial, Inc. was commenced in the United States District Court for the Northern District of Illinois. The complaint alleges that the defendants (i) in connection with certain annuities issued by Equitable Life breached an agreement with the plaintiffs involving the execution of mutual fund transfers, and (ii) wrongfully withheld withdrawal charges in connection with the termination of such annuities. Plaintiffs seek unspecified lost profits and injunctive relief, punitive damages and attorneys' fees. Plaintiffs also seek return of the withdrawal charges. In February 2001, the District Court granted in part and denied in part defendants' motion to dismiss the complaint. In March 2001, plaintiffs filed an amended complaint. The District Court granted defendants' motion to dismiss AXA Client Solutions and the Holding Company from the amended complaint, and dismissed the conversion claims in June 2001. The District Court denied defendants' motion to dismiss the remaining claims. Equitable Life has answered the amended complaint.

        On September 12, 1997, the United States District Court for the Northern District of Alabama, Southern Division, entered an order certifying James Brown as the representative of a class consisting of "[a]ll African-Americans who applied but were not hired for, were discouraged from applying for, or would have applied for the position of Sales Agent in the absence of the discriminatory practices, and/or procedures in the [former] Southern Region of AXA Financial from May 16, 1987 to the present." The second amended complaint in James W. Brown, on behalf of others similarly situated v. The Equitable Life Assurance Society of the United States alleges, among other things, that Equitable Life discriminated on the basis of race against African-American applicants and potential applicants in hiring individuals as sales agents. Plaintiffs sought a declaratory judgment and affirmative and negative injunctive relief, including the payment of back-pay, pension and other compensation. The court referred the case to mediation, pursuant to which the parties reached a proposed settlement agreement in November 2000. In connection therewith, the case was dismissed in the United States District Court for the Northern District of Alabama, Southern Division and refiled in the United States District Court for the Northern District of Georgia, Atlanta Division. The final settlement required notice to be given to class members and was subject to court approval. A hearing was held in January 2002 and thereafter, an order was entered approving the settlement.

        In November 1997, an amended complaint was filed in Peter Fischel, et al. v. The Equitable Life Assurance Society of the United States alleging, among other things, that Equitable Life violated ERISA by eliminating certain alternatives pursuant to which agents of Equitable Life could qualify for health care coverage. In March 1999, the United States District Court for the Northern District of California entered an order certifying a class consisting of "[a]ll current, former and retired Equitable agents, who while associated with Equitable satisfied [certain alternatives] to qualify for health coverage or contributions thereto under applicable plans." Plaintiffs allege various causes of action under ERISA, including claims for enforcement of alleged promises contained in plan documents and for enforcement of agent bulletins, breach of a unilateral contract, breach of fiduciary duty and promissory estoppel. In June 2000, plaintiffs appealed to the Court of Appeals for the Ninth Circuit contesting the District Court's award of legal fees to plaintiffs' counsel in connection with a previously settled count of the complaint unrelated to the health benefit claims. In that appeal, plaintiffs have challenged the District Court's subject matter jurisdiction over the health benefit claims. Oral argument on this appeal was heard in November 2001. In May 2001, plaintiffs filed a second amended complaint which, among other things, alleges that Equitable Life failed to comply with plan amendment procedures and deletes the promissory estoppel claim. Equitable Life answered the complaint in June 2001. In September 2001, Equitable Life filed a motion for summary judgment on all of plaintiffs' claims, and plaintiffs filed a motion for partial summary judgment on all claims except their claim for breach of fiduciary duty.

        A putative class action entitled Stefanie Hirt, et al. v. The Equitable Retirement Plan for Employees, Managers and Agents, et al. was filed in the District Court for the Southern District of New York in August 2001 against The Equitable Retirement Plan for Employees, Managers and Agents (the "Retirement Plan") and The Officers Committee on Benefit Plans of Equitable Life, as Plan Administrator. The action was brought by five participants in the Retirement Plan and purports to be on behalf of "all Plan participants, whether active or retired, their beneficiaries and Estates, whose accrued benefits or pension benefits are based on the Plan's Cash Balance Formula." The complaint challenges the change, effective January 1, 1989, in the pension benefit formula from a final average pay formula to a cash balance formula. Plaintiffs allege that the change to the cash balance formula violates ERISA by reducing the rate of accruals based on age, failing to comply with ERISA's notice requirements and improperly applying the formula to retroactively reduce accrued benefits. The relief sought includes a declaration that the cash balance plan violates ERISA, an order enjoining the enforcement of the cash balance formula, reformation and damages. Defendants answered the complaint in October 2001.

        In September 1999, a complaint was filed in an action entitled R.S.M. Inc., et al. v. Alliance Capital Management L.P., et al. in the Chancery Court of the State of Delaware. The action was brought on behalf of a purported class of owners of limited partnership units of Alliance Capital Management Holding L.P. ("Alliance Holding") challenging the then-proposed reorganization of Alliance Holding. Named defendants include Alliance Holding, four Alliance Holding executives, the general partner of Alliance Holding and Alliance, which is a wholly owned indirect subsidiary of Equitable Life, and Alliance, which is the operating partnership whose units are not publicly traded. Equitable Life is obligated to indemnify the defendants for losses and expenses arising out of the litigation. Plaintiffs allege, inter alia, inadequate and misleading disclosures, breaches of fiduciary duties, and the improper adoption of an amended partnership agreement by Alliance Holding. The complaint seeks, inter alia, payment of unspecified money damages and an accounting of all benefits alleged to have been improperly obtained by the defendants. In August 2000, plaintiffs filed a first amended and supplemental class action complaint. The amended complaint alleges in connection with the reorganization that, inter alia, the partnership agreement of Alliance Holding was not validly amended, the reorganization of Alliance Holding was not validly effected, the information disseminated to holders of units of limited partnership interests in Alliance Holding was materially false and misleading, and the defendants breached their fiduciary duties by structuring the reorganization in a manner that was grossly unfair to plaintiffs. Plaintiffs seek declaratory, monetary and injunctive relief relating to the allegations contained in the amended complaint. In September 2000, all defendants other than Robert H. Joseph, Jr., filed an answer to the amended complaint denying the material allegations contained therein. In lieu of joining in the answer to the amended complaint, Mr. Joseph filed a motion to dismiss in September 2000. In November 2000, defendants, other than Mr. Joseph, filed a motion to dismiss the amended complaint. In December 2000, plaintiffs filed a motion for partial summary judgment on the claim that the Alliance Holding partnership agreement was not validly amended. In April 2001, the Chancery Court issued a decision granting in part and denying in part defendants' motion to dismiss; the claim alleging that the partnership agreement of Alliance Holding was not validly amended was one of the claims dismissed. In October 2001, a memorandum of understanding was executed, setting forth the terms of a settlement in principle, and in December 2001, a stipulation of settlement was filed with the Delaware Court of Chancery. The settlement is subject to a number of conditions, including preparation of definitive documentation and approval, after a hearing, by the Delaware Court of Chancery.

        Subsequent to the August 30, 2000 announcement of AXA's proposal to purchase the outstanding shares of AXA Financial common stock that it did not already own, the following fourteen putative class action lawsuits were commenced in the Delaware Court of Chancery: Fred Buff v. AXA Financial, Inc., et al., Sarah Wolhendler v. Claude Bebear, et al.; Jerome and Selma Stone v. AXA Financial, Inc., et al.; Louis Deranieri
        v. AXA Financial, Inc., et al.; Maxine Phillips v. AXA Financial, Inc., et al.; Ruth Ravnitsky v. AXA Financial, Inc., et al.; Richard Kager v. AXA Financial, Inc., et al.; Mortimer Cohen v. AXA Financial, Inc., et al.; Lee Koneche, et al. v. AXA Financial, Inc., et al.; Denver Employees Retirement Plan v. AXA Financial, Inc., et al.; Harry Hoffman
        v. AXA Financial, Inc., et al.; Joseph Villari v. AXA Financial, Inc., et al.; Max Boimal v. AXA Financial, Inc., et al.; and Jay Gottlieb v. AXA Financial, Inc., et al. AXA Financial, AXA, and directors and/or officers of AXA Financial are named as defendants in each of these lawsuits. The various plaintiffs each purport to represent a class consisting of owners of AXA Financial common stock and their successors in interest, excluding the defendants and any person or entity related to or affiliated with any of the defendants. They challenge the adequacy of the offer announced by AXA and allege that the defendants have engaged or will engage in unfair dealing, overreaching and/or have breached or will breach fiduciary duties owed to the minority shareholders of AXA Financial. The complaints seek declaratory and injunctive relief, an accounting, and unspecified compensatory damages, costs and expenses, including attorneys' fees. The Delaware suits have been consolidated under the name In re AXA Financial, Inc. Shareholders Litigation. A similar lawsuit was filed in the Supreme Court of the State of New York, County of New York, after the filing of the first Delaware action; it is captioned Harbor Finance Partners v. AXA Financial, Inc., et al. In December 2000, the parties to the Delaware suits reached a proposed agreement for settlement and executed a memorandum of understanding. Shortly thereafter, agreement was reached with the plaintiff in the New York suit to stay proceedings in New York and to participate in and be bound by the terms of the settlement of the Delaware suits. In November 2001, the parties filed a stipulation of settlement with the Delaware Court of Chancery. The settlement, which does not involve any payment by AXA Financial, is subject to conditions, including approval, after a hearing, by the Delaware Court of Chancery. The hearing on the settlement is scheduled for March 2002.

        Subsequent to the August 30, 2000 announcement of the proposed sale of DLJ, four putative class action lawsuits were filed in the Delaware Court of Chancery naming AXA Financial as one of the defendants and challenging the sale of DLJ because the transaction did not include the sale of DLJdirect tracking stock. These actions are captioned Irvin Woods, et al. v. Joe L. Roby, et al.; Thomas Rolle v. Joe L. Roby, et al.; Andrew Loguercio v. Joe L. Roby, et al.; and Robert Holschen v. Joe
        L. Roby, et al. The plaintiffs in these cases purport to represent a class consisting of the holders of DLJdirect tracking stock and their successors in interest, excluding the defendants and any person or entity related to or affiliated with any of the defendants. Named as defendants are AXA Financial, DLJ and the DLJ directors. The complaints assert claims for breaches of fiduciary duties, for violation of class members' voting rights under 8 Del. C. ss.242, and for breach of implied contractual promise, and seek an unspecified amount of compensatory damages and costs and expenses, including attorneys' fees. The parties in these cases have agreed to extend the time for defendants to respond to the complaints.

        Subsequent to the August 30, 2000 announcement of the proposed sale of DLJ, a putative class action lawsuit was filed in the United States District Court, Southern District of New York, captioned Siamac Sedighim
        v. Donaldson, Lufkin & Jenrette, Inc., et al. This action challenges the sale of DLJ (for omitting the DLJdirect tracking stock) and also alleges Federal securities law claims relating to the initial public offering of the DLJdirect tracking stock. The complaint alleges claims for violations of the securities laws, breaches of the fiduciary duties of loyalty, good faith and due care, aiding and abetting such breaches, and breach of contract. The plaintiff purports to represent a class consisting of: all purchasers of DLJdirect tracking stock in the initial public offering and thereafter (with respect to the securities law claims); and all owners of DLJdirect tracking stock who allegedly have been or will be injured by the sale of DLJ (with respect to all other claims). Named as defendants are AXA Financial, Equitable Life, AXA, DLJ, Donaldson, Lufkin & Jenrette Securities Corporation, Credit Suisse Group, Diamond Acquisition Corp., and DLJ's directors. The complaint seeks declaratory and injunctive relief, an unspecified amount of damages, and costs and expenses, including attorney's fees. In February 2001, defendants moved to dismiss the complaint and in October 2001, the court granted defendants' motion, dismissing all claims based on Federal law with prejudice and dismissing all claims based on state law on jurisdictional grounds, and entered judgment for the defendants. The plaintiffs did not file a notice of appeal, and their time to appeal has expired.

        In April 2001, a putative class action entitled David Uhrik v. Credit Suisse First Boston (USA), Inc., et al. was filed in Delaware Court of Chancery on behalf of the holders of CSFBdirect tracking stock (formerly known as DLJdirect tracking stock). Named defendants include AXA Financial, Credit Suisse First Boston (USA), Inc., the former directors of DLJ and the directors of Credit Suisse First Boston (USA), Inc. The complaint challenges the sale of DLJ common stock as well as the March 2001 offer by Credit Suisse to purchase the publicly owned CSFBdirect tracking stock for $4 per share and asserts claims for breaches of fiduciary duties and breach of contract. Plaintiffs seek injunctive relief, an unspecified amount of compensatory damages, and costs and expenses, including attorneys' fees. The Uhrik action, along with the actions captioned Irvin Woods, et al. v. Joe L. Roby, et al.; Thomas Rolle v. Joe L. Roby, et al.; Andrew Loguercio v. Joe L. Roby, et al.; and Robert Holschen v. Joe. L. Roby, et al., are among the actions that have been consolidated under the caption In re CSFBdirect Tracking Stock Shareholders Litigation. In May 2001, the Delaware Court of Chancery ordered that the Uhrik complaint be the operative complaint in the consolidated actions. A memorandum of understanding outlining the terms of a proposed settlement was executed in July 2001. It is anticipated that a stipulation of settlement will be filed with the Delaware Court of Chancery in or before March 2002. The proposed settlement, which does not involve any payment by AXA Financial, is subject to a number of conditions, including confirmatory discovery and approval, after a hearing, by the Delaware Court of Chancery.

        In April 2001, an amended class action complaint entitled Miller, et al.
        v. Mitchell Hutchins Asset Management, Inc., et al. was filed in Federal District Court in the Southern District of Illinois against Alliance, Alliance Fund Distributors, Inc. ("AFD"), a wholly owned subsidiary of Alliance, and other defendants alleging violations of the Investment Company Act of 1940, as amended ("ICA"), and breaches of common law fiduciary duty. The allegations in the amended complaint concern six mutual funds with which Alliance has investment advisory agreements, including Premier Growth Fund, Alliance Health Care Fund, Alliance Growth Fund, Alliance Quasar Fund, Alliance Fund and Alliance Disciplined Value Fund. The amended complaint alleges principally that
        (i) certain advisory agreements concerning these funds were negotiated, approved, and executed in violation of the ICA, in particular because certain directors of these funds should be deemed interested under the ICA; (ii) the distribution plans for these funds were negotiated, approved, and executed in violation of the ICA; and (iii) the advisory fees and distribution fees paid to Alliance and AFD, respectively, are excessive and, therefore, constitute a breach of fiduciary duty. Alliance and AFD believe that plaintiffs' allegations are without merit and intend to vigorously defend against these allegations. At the present time, management of Alliance and AFD are unable to estimate the impact, if any, that the outcome of this action may have on Alliance's results of operations or financial condition.

        On December 7, 2001 a complaint entitled Benak v. Alliance Capital Management L.P. and Alliance Premier Growth Fund ("Benak Complaint") was filed in Federal District Court in the District of New Jersey against Alliance and Alliance Premier Growth ("Premier Growth Fund") alleging violation of the ICA. The principal allegations of the Benak Complaint are that Alliance breached its duty of loyalty to Premier Growth Fund because one of the directors of the General Partner of Alliance served as a director of Enron Corp. ("Enron") when Premier Growth Fund purchased shares of Enron and as a consequence thereof, the investment advisory fees paid to Alliance by Premier Growth Fund should be returned as a means of recovering for Premier Growth Fund the losses plaintiff alleges were caused by the alleged breach of the duty of loyalty. Plaintiff seeks recovery of fees paid by Premier Growth Fund to Alliance during the twelve months preceding the lawsuit. On December 21, 2001 a complaint entitled Roy v. Alliance Capital Management L.P. and Alliance Premier Growth Fund ("Roy Complaint") was filed in Federal District Court in the Middle District of Florida, Tampa Divisions, against Alliance and Premier Growth Fund. The allegations and relief sought in the Roy Complaint are virtually identical to the Benak Complaint. On December 26, 2001 a compliant entitled Roffe v. Alliance Capital Management L.P. and Alliance Premier Growth Fund ("Roffe Complaint") was filed in the Federal District Court in the District of New Jersey against Alliance and Premier Growth Fund. The allegations and relief sought in the Roffe Complaint are virtually identical to the Benak Complaint. On February 14, 2002, a complaint entitled Tatem v. Alliance Capital Management L.P. and Alliance Premier Growth Fund ("Tatem Complaint") was filed in the Federal District Court in the District of New Jersey against Alliance and Premier Growth Fund. The allegations and relief sought in the Tatem Complaint are virtually identical to the Benak Complaint. Alliance believes the plaintiffs' allegations in the Benak Complaint, Roy Complaint, Roffe Complaint and Tatem Complaint are without merit and intends to vigorously defend against these allegations. At the present time Alliance's management is unable to estimate the impact, if any, that the outcome of these actions may have on Alliance's results of operations or financial condition.

        Although the outcome of litigation generally cannot be predicted with certainty, the Company's management believes that (i) the settlement of the Brown, R.S.M., In re AXA Financial, Inc. Shareholders Litigation and the Uhrik litigations will not have a material adverse effect on the consolidated financial position or results of operations of the Company and (ii) the ultimate resolution of the other litigations described above should not have a material adverse effect on the consolidated financial position of the Company. The Company's management cannot make an estimate of loss, if any, or predict whether or not any of such other litigations described above will have a material adverse effect on the Company's consolidated results of operations in any particular period.

        In addition to the matters previously reported and those described above, the Holding Company, the Company and their subsidiaries are involved in various legal actions and proceedings in connection with their businesses. Some of the actions and proceedings have been brought on behalf of various alleged classes of claimants and certain of these claimants seek damages of unspecified amounts. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on the Company's consolidated financial position or results of operations.

        However, it should be noted that the frequency of large damage awards, including large punitive damage awards that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions, continues to create the potential for an unpredictable judgment in any given matter.

16)     LEASES

        The Company has entered into operating leases for office space and certain other assets, principally information technology equipment and office furniture and equipment. Future minimum payments under noncancelable operating leases for 2002 and the four successive years are $114.6 million, $107.3 million, $112.9 million, $100.5 million, $84.4 million and $921.0 million thereafter. Minimum future sublease rental income on these noncancelable operating leases for 2002 and the four successive years is $6.0 million, $4.6 million, $4.6 million, $4.6 million, $3.1 million and $21.1 million thereafter.

        At December 31, 2001, the minimum future rental income on noncancelable operating leases for wholly owned investments in real estate for 2002 and the four successive years is $80.3 million, $86.8 million, $82.9 million, $77.0 million, $75.4 million and $601.6 million thereafter.

        The Company has entered into capital leases for certain information technology equipment. Future minimum payments under noncancelable capital leases for 2002 and the three successive years are $4.9 million, $4.6 million, $2.7 million and $.9 million.

17)    INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

        Equitable Life is restricted as to the amounts it may pay as dividends to the Holding Company. Under the New York Insurance Law, a domestic life insurer may, without prior approval of the Superintendent, pay a dividend to its shareholders not exceeding an amount calculated based on a statutory formula. This formula would permit Equitable Life to pay shareholder dividends not greater than $544.0 million during 2002. Payment of dividends exceeding this amount requires the insurer to file notice of its intent to declare such dividends with the Superintendent who then has 30 days to disapprove the distribution. For 2001, 2000 and 1999, the Insurance Group statutory net income totaled $547.7 million, $1,068.6 million and $547.0 million, respectively. Statutory surplus, capital stock and Asset Valuation Reserve ("AVR") totaled $6,100.4 million and $6,226.5 million at December 31, 2001 and 2000, respectively. In 2001, 2000 and 1999, respectively, $1.7 billion, $250.0 million and $150.0 million in dividends were paid to the Holding Company by Equitable Life.

        At December 31, 2001, the Insurance Group, in accordance with various government and state regulations, had $23.5 million of securities deposited with such government or state agencies.

        In 1998 the National Association of Insurance Commissioners ("NAIC") approved a codification of statutory accounting practices ("Codification"), which provides regulators and insurers with uniform statutory guidance, addressing areas where statutory accounting previously was silent and changing certain existing statutory positions. Equitable Life and EOC became subject to Codification rules for all state filings upon adoption of Codification by the respective states.

        On December 27, 2000, an emergency rule was issued by the New York Insurance Department ("NYID"), which adopted Codification in New York effective on January 1, 2001 except where the guidance conflicted with New York Law. Equitable Life is required to prepare the Quarterly and Annual Statements and Audited financial statements in accordance with New York rules and regulations which are filed in all states. Differences between the New York regulations and Codification consist of the accounting for deferred taxes and goodwill.

        The implementation of Codification resulted in a $1,630.9 million increase to surplus and capital stock, principally due to the $1,660.8 million valuation adjustment related to Alliance.

        The NYID is currently expected to adopt Codification's accounting for deferred income taxes and goodwill effective in 2002. The impact of adopting the deferred tax accounting is estimated to be a $363.6 million decrease to surplus and capital stock at December 31, 2001.

        The application of the Codification rules as adopted by the State of Colorado had no significant effect on Equitable Life or EOC.

        The NYID requires quarterly disclosure reconciling both net income and capital and surplus between practices prescribed and permitted by the State of New York and the January 1, 2001 NAIC Accounting Practices and Procedures manual. The 2001 reconciliation for Equitable Life follows:

                                                                                    DECEMBER 31,
                                                                                       2001
                                                                                 -----------------
                                                                                   (IN MILLIONS)

        Net Income, State of New York basis ................................        $    543.7
        Prescribed Practices ...............................................              --
        Permitted Practices ................................................              --
                                                                                    ----------

        Net Income, NAIC Basis .............................................        $    543.7
                                                                                    ==========

        Statutory surplus and capital stock, State of New York basis .......        $  5,446.0
        Prescribed Practices:
            Deferred tax liability .........................................            (363.6)
        Permitted practices ................................................              --
                                                                                    ----------

        Statutory Surplus and Capital Stock, NAIC Basis ....................        $  5,082.4
                                                                                    ==========

        The differences between statutory surplus and capital stock determined in accordance with Statutory Accounting Principles ("SAP") and total shareholders' equity under GAAP are primarily: (a) the inclusion in SAP of an AVR intended to stabilize surplus from fluctuations in the value of the investment portfolio; (b) future policy benefits and policyholders' account balances under SAP differ from GAAP due to differences between actuarial assumptions and reserving methodologies;
        (c) certain policy acquisition costs are expensed under SAP but deferred under GAAP and amortized over future periods to achieve a matching of revenues and expenses; (d) Federal income taxes are generally accrued under SAP based upon revenues and expenses in the Federal income tax return while under GAAP deferred taxes provide for timing differences between recognition of revenues and expenses for financial reporting and income tax purposes; (e) the valuation of assets under SAP and GAAP differ due to different investment valuation and depreciation methodologies, as well as the deferral of interest-related realized capital gains and losses on fixed income investments; (f) the valuation of the investment in Alliance and Alliance Holding under SAP reflects a portion of the market value appreciation rather than the equity in the underlying net assets as required under GAAP; (g) the provision for future losses of the discontinued Wind-Up Annuities business is only required under GAAP; (h) reporting the surplus notes as a component of surplus in SAP but as a liability in GAAP; (i) computer software development costs are capitalized under GAAP but expensed under SAP; and
        (j) certain assets, primarily pre-paid assets, are not admissible under SAP but are admissible under GAAP.

        Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from GAAP. The following reconciles the Insurance Group's statutory change in surplus and capital stock and statutory surplus and capital stock determined in accordance with accounting practices prescribed by the NYID with net earnings and equity on a GAAP basis.

                                                                                  2001              2000              1999
                                                                               ----------        ----------        ----------
                                                                                               (IN MILLIONS)
        Net change in statutory surplus and
          capital stock ..............................................         $    104.1        $  1,321.4        $    848.8
        Change in asset valuation reserves ...........................             (230.2)           (665.5)             (6.3)
                                                                               ----------        ----------        ----------
        Net change in statutory surplus, capital stock
          and asset valuation reserves ...............................             (126.1)            655.9             842.5
        Adjustments:
          Future policy benefits and policyholders'
            account balances .........................................              278.7             262.6             (80.4)
          DAC ........................................................              458.5             469.1             198.2
          Deferred Federal income taxes ..............................             (354.8)           (127.3)           (154.3)
          Valuation of investments ...................................               67.9            (134.8)             21.5
          Valuation of investment subsidiary .........................           (1,507.9)            (29.2)           (133.6)
          Limited risk reinsurance ...................................               --                --               128.4
          Dividends paid to the AXA Financial ........................            1,700.0             250.0             150.0
          Capital contribution .......................................               --                --              (470.8)
          Stock option expense related to AXA's minority
            interest acquisition .....................................               --              (493.9)             --
          Other, net .................................................              135.8             448.8             253.8
          GAAP adjustments of Other Discontinued
            Operations ...............................................               (5.1)             54.3              51.3
                                                                               ----------        ----------        ----------
        Net Earnings of the Insurance Group ..........................         $    647.0        $  1,355.5        $    806.6
                                                                               ==========        ==========        ==========


                                                                                                DECEMBER 31,
                                                                               ----------------------------------------------
                                                                                  2001              2000              1999
                                                                               ----------        ----------        ----------
                                                                                               (IN MILLIONS)
        Statutory surplus and capital stock ..........................         $  5,446.0        $  5,341.9        $  4,020.5
        Asset valuation reserves .....................................              654.4             884.6           1,550.1
                                                                               ----------        ----------        ----------
        Statutory surplus, capital stock and asset
          valuation reserves .........................................            6,100.4           6,226.5           5,570.6
        Adjustments:
          Future policy benefits and policyholders'
            account balances .........................................           (1,120.7)         (1,399.4)         (1,662.0)
          DAC ........................................................            5,513.7           5,128.8           4,928.6
          Deferred Federal income taxes ..............................           (1,252.2)           (640.7)           (223.5)
          Valuation of investments ...................................              635.9             140.2            (717.3)
          Valuation of investment subsidiary .........................           (2,590.8)         (1,082.9)         (1,891.7)
          Limited risk reinsurance ...................................               --                --               (39.6)
          Issuance of surplus notes ..................................             (539.4)           (539.1)           (539.1)
          Other, net .................................................              942.6             776.2             501.5
          GAAP adjustments of Other Discontinued
            Operations ...............................................             (123.8)           (164.3)           (160.0)
                                                                               ----------        ----------        ----------
        Equity of the Insurance Group ................................         $  7,565.7        $  8,445.3        $  5,767.5
                                                                               ==========        ==========        ==========

18)     BUSINESS SEGMENT INFORMATION

        The Company's operations consist of Insurance and Investment Services. The Company's management evaluates the performance of each of these segments independently and allocates resources based on current and future requirements of each segment.

        The Insurance segment offers a variety of traditional, variable and interest-sensitive life insurance products, disability income, annuity products, mutual fund and other investment products to individuals and small groups. It also administers traditional participating group annuity contracts with conversion features, generally for corporate qualified pension plans, and association plans which provide full service retirement programs for individuals affiliated with professional and trade associations. This segment includes Separate Accounts for individual insurance and annuity products.

        The Investment Services segment principally includes Alliance. Alliance provides diversified investment management and related services globally to a broad range of clients including: (a) institutional clients, including pension funds, endowments and domestic and foreign financial institutions, (b) private clients, including high net worth individuals, trusts and estates and charitable foundations, (c) individual investors, principally through a broad line of mutual funds, and (d) institutional investors by means of in-depth research, portfolio strategy and other services. This segment also includes institutional Separate Accounts that provide various investment options for large group pension clients, primarily defined benefit and contribution plans, through pooled or single group accounts.

        Intersegment investment advisory and other fees of approximately $116.6 million, $153.2 million and $75.6 million for 2001, 2000 and 1999, respectively, are included in total revenues of the Investment Services segment.

        The following tables reconcile segment revenues and earnings from continuing operations before Federal income taxes to total revenues and earnings as reported on the consolidated statements of earnings and segment assets to total assets on the consolidated balance sheets, respectively.


                                                          2001             2000          1999
                                                      ------------    ------------    -----------
                                                                      (IN MILLIONS)
        SEGMENT REVENUES:
        Insurance ...............................     $    4,763.3    $    4,681.9    $   5,179.4
        Investment Services .....................          2,994.4         4,672.5        2,163.8
        Consolidation/elimination ...............            (90.0)         (113.2)         (23.5)
                                                      ------------    ------------    -----------
        Total Revenues ..........................     $    7,667.7    $    9,241.2    $   7,319.7
                                                      ============    ============    ===========


        SEGMENT EARNINGS (LOSS) FROM CONTINUING
          OPERATIONS BEFORE FEDERAL INCOME
          TAXES AND MINORITY INTEREST:
        Insurance ...............................     $      707.5    $     (192.5)   $     555.7
        Investment Services .....................            585.4         2,778.0          754.2
                                                      ------------    ------------    -----------
        Total Earnings from Continuing Operations
           before Federal Income Taxes and
           Minority Interest ....................     $    1,292.9    $    2,585.5    $   1,309.9
                                                      ============    ============    ===========

                                                          2001             2000          1999
                                                      ------------    ------------    -----------
                                                                      (IN MILLIONS)
        ASSETS:
        Insurance ...............................     $   84,568.9    $   88,641.1    $  86,840.1
        Investment Services .....................         15,808.8        16,807.2       12,961.7
        Consolidation/elimination ...............            (94.4)          (57.1)          (8.9)
                                                      ------------    ------------    -----------
        Total Assets ............................     $  100,283.3    $  105,391.2    $  99,792.9
                                                      ============    ============    ===========

19)     QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

        The quarterly results of operations for 2001 and 2000 are summarized below:

                                                                    THREE MONTHS ENDED

                                       -------------------------------------------------------------------------
                                          MARCH 31           JUNE 30           SEPTEMBER 30          DECEMBER 31
                                       -------------      -------------       ------------         -------------
                                                                      (IN MILLIONS)
        2001
        Total Revenues................ $     2,023.1      $     1,898.6       $    1,804.8         $    1,941.2
                                       =============      =============       ============         ============

        Earnings from Continuing
          Operations.................. $       227.1      $       120.3       $      119.2         $      140.0
                                        =============      =============       ============         ============

        Net Earnings.................. $       233.6      $       118.5       $      118.7         $      176.2
                                       =============      =============       ============         ============
        2000
        Total Revenues................ $     1,898.9      $     1,954.5       $    1,982.9         $    3,404.9
                                       =============      =============       ============         ============
        Earnings from Continuing
          Operations.................. $       226.6      $       256.9       $       70.5         $      742.9
                                       =============      =============       ============         ============
        Net Earnings.................. $       221.7      $       255.4       $       70.5         $      807.9
                                       =============      =============       ============         ============

20)     ACCOUNTING FOR STOCK-BASED COMPENSATION

        The Holding Company sponsors a stock incentive plan for employees of Equitable Life. Alliance sponsors its own stock option plans for certain employees. The Company has elected to continue to account for stock-based compensation using the intrinsic value method prescribed in APB No. 25. Had compensation expense as related to options awarded under AXA Financial's Stock Incentive Plans been determined based on SFAS No. 123's fair value based method, including the cost of the amendments and modifications made in connection with AXA's acquisition of the minority interest in the Holding Company, the Company's pro forma net earnings for 2001, 2000 and 1999 would have been $624.8 million, $1,627.3 million and $757.1 million, respectively.

        In conjunction with approval of the agreement for AXA's acquisition of the minority interest in the Holding Company's Common Stock, generally all outstanding options awarded under the 1997 and 1991 Stock Incentive Plans were amended to become immediately and fully exercisable pursuant to their terms upon expiration of the initial tender offer. In addition, the agreement provided that at the effective time of the merger, the terms of all outstanding options granted under those Plans would be further amended and converted into options of equivalent intrinsic value to acquire a number of AXA ordinary shares in the form of ADRs. Also pursuant to the agreement, holders of non-qualified options were provided with an alternative to elect cancellation of those options at the effective time of the merger in exchange for a cash payment from the Holding Company. For the year ended December 31, 2000, the Company recognized compensation expense of $493.9 million, representing the cost of these Plan amendments and modifications offset by an addition to capital in excess of par value.

        Beginning in 2001, under the 1997 Stock Incentive Plan, the Holding Company can issue options to purchase AXA ADRs. The options, which include Incentive Stock Options and Nonstatutory Stock Options, are issued at the fair market value of the AXA ADRs on the date of grant. Generally, one-third of stock options granted vest and become exercisable on each of the first three anniversaries of the date such options were granted. Options are currently exercisable up to 10 years from the date of grant.

        Following completion of the merger of AXA Merger with and into the Holding Company, certain employees exchanged AXA ADR options for tandem Stock Appreciation Rights ("SARs") and at-the-money AXA ADR options of equivalent intrinsic value. The maximum obligation for the SARs is $73.3 million, based upon the underlying price of AXA ADRs at January 2, 2001, the closing date of the aforementioned merger. The Company recorded a reduction in the SARs liability of $63.2 million for 2001, reflecting the variable accounting for the SARs, based on the change in the market value of AXA ADRs for the period ended December 31, 2001.

        The Black-Scholes option pricing model was used in determining the fair values of option awards used in the pro-forma disclosures above. The option pricing assumptions for 2001, 2000 and 1999 follow:


                                       HOLDING COMPANY                           ALLIANCE
                           -----------------------------------------   ------------------------------
                             2001(1)          2000         1999          2001      2000       1999
                           -------------  ------------- ------------   -------------------- ---------

        Dividend yield....    1.52%          0.32%         0.31%         5.80%     7.20%     8.70%

        Expected
          volatility......     29%            28%           28%           33%       30%       29%

        Risk-free interest
          rate............    4.98%          6.24%         5.46%         4.5%      5.90%     5.70%

        Expected life
          in years........      5              5             5            7.2       7.4        7

        Weighted average
          fair value per
          option at
          grant-date......    $9.42          $11.08       $10.78         $9.23     $8.32     $3.88

        (1) Beginning in 2001, the option pricing assumptions reflect options granted by the Holding Company representing rights to acquire AXA ADRs.

        A summary of the activity in the option shares of the Holding Company and Alliance's option plans follows, including information about options outstanding and exercisable at December 31, 2001. Outstanding options at January 2, 2001 to acquire AXA ADRs reflect the conversion of 11.5 million share options of the Holding Company that remained outstanding following the above-described cash settlement made pursuant to the agreement for AXA's acquisition of the minority interest in the Holding Company's Common Stock. All information presented below as related to options to acquire AXA ADRs gives appropriate effect to AXA's May 2001 four-for-one stock split and the related changes in ADR parity for each Holding Company share option:



                                                       HOLDING COMPANY                         ALLIANCE
                                             ------------------------------------   --------------------------------
                                                  Common
                                                   Stock            Weighted                           Weighted
                                                    and             Average                            Average
                                                  AXA ADRs          Exercise            Units          Exercise
                                               (In Millions)         Price          (In Millions)       Price
                                             -------------------  ---------------   -------------- -----------------
        Holding Company Option Shares:
        Balance as of
          December 31, 1998................       21.4              $22.00               12.3          $14.92
          Granted..........................        4.3              $31.70                2.0          $30.18
          Exercised........................       (2.4)             $13.26               (1.5)         $ 9.51
          Forfeited........................        (.6)             $24.29                (.3)         $17.79
                                             -------------------                    --------------

        Balance as of
          December 31, 1999................       22.7              $24.60               12.5          $17.95
          Granted..........................        6.5              $31.06                4.7          $50.93
          Exercised........................       (4.5)             $18.57               (1.7)         $10.90
          Forfeited........................       (1.2)             $26.15                (.1)         $26.62
                                             -------------------                    --------------

        Balance as of
          December 31, 2000................       23.5              $27.20               15.4          $28.73
                                             ===================  ==============

        AXA ADR Option Shares:
        Balance as of January 2, 2001......       18.3              $21.65
          Granted..........................       17.0              $31.55                2.5          $50.34
          Exercised........................       (2.2)             $11.57               (1.7)         $13.45
          Forfeited........................       (3.1)             $32.02                (.3)         $34.33
                                             -------------------                    --------------

        Balance as of
          December 31, 2001................       30.0              $26.89               15.9          $33.58
                                             ===================                    ==============

        Information about options outstanding and exercisable at December 31, 2001 follows:



                                            Options Outstanding                            Options Exercisable
                             ---------------------------------------------------   -------------------------------------
                                                   Weighted
                                                    Average         Weighted                               Weighted
              Range of             Number          Remaining        Average             Number              Average
              Exercise          Outstanding       Contractual       Exercise          Exercisable          Exercise
               Prices          (In Millions)     Life (Years)        Price           (In Millions)           Price
        --------------------------------------- ---------------- ---------------   ------------------   ----------------
              AXA ADRs
        ----------------------
        $ 6.325  - $ 9.01            1.9               2.25           $ 6.75              1.9                $ 6.75
        $10.195  - $14.30            2.2               5.69           $13.32              2.2                $13.34
        $15.995  - $22.84            5.2               7.29           $18.87              4.4                $18.74
        $26.095  - $33.025          15.7               6.58           $30.97              2.6                $26.78
        $36.03                       5.0               7.48           $36.03              5.0                $36.03
                              -----------------                                    ------------------
        $ 6.325  - $36.03           30.0               6.51           $26.89             16.1                $23.24
                              =================                                    ==================

              Alliance
        ----------------------
        $   7.97 - $18.78            4.7               4.20           $12.92              4.3                $12.48
        $  22.50 - $27.31            2.5               6.94           $26.29              1.4                $26.30
        $  30.25 - $46.78            1.7               7.93           $30.30               .6                $30.25
        $  48.50 - $50.56            4.9               9.18           $49.36               .5                $48.50
        $  51.10 - $58.50            2.1               8.95           $53.78               .5                $53.75
                              -----------------                                    ------------------
        $   7.97 - $58.50           15.9               7.20           $33.57              7.3                $21.42
                              =================                                    ==================

        The Company's ownership interest in Alliance will continue to be reduced upon the exercise of unit options granted to certain Alliance employees. Options are exercisable over a period of up to ten years.

        In 1997, Alliance Holding established a long-term incentive compensation plan under which grants are made to key employees for terms established by Alliance Holding at the time of grant. These awards include options, restricted Alliance Holding units and phantom restricted Alliance Holding units, performance awards, other Alliance Holding unit based awards, or any combination thereof. At December 31, 2001, approximately
        12.4 million Alliance Holding units of a maximum 40.0 million units were subject to options granted and 25,500 Alliance Holding units were subject to awards made under this plan.

21)     RELATED PARTY TRANSACTIONS

        Beginning January 1, 2000, the Company reimburses the Holding Company for expenses relating to the Excess Retirement Plan, Supplemental Executive Retirement Plan and certain other employee benefit plans that provide participants with medical, life insurance, and deferred compensation benefits. Such reimbursement was based on the cost to the Holding Company of the benefits provided which totaled $19.1 million and $16.0 million, respectively, for 2001 and 2000.

        The Company paid $590.5 million and $678.9 million, respectively, of commissions and fees to AXA Distribution and its subsidiaries for sales of insurance products for 2001 and 2000. The Company charged AXA Distribution's subsidiaries $522.6 million and $395.0 million, respectively, for their applicable share of operating expenses for 2001 and 2000, pursuant to the Agreements for Services.

        In September 2001, Equitable Life loaned $400.0 million to AXA Insurance Holding Co. Ltd., a subsidiary of AXA. This investment has an interest rate of 5.89% and matures on June 15, 2007. All payments, including interest payable semi-annually, are guaranteed by AXA.

        Both Equitable Life and Alliance, along with other AXA affiliates, participate in certain cost sharing and servicing agreements which include technology and professional development arrangements. Payments by Equitable Life and Alliance to AXA totaled approximately $12.7 million in 2001.

        Commissions, fees and other income includes certain revenues for services provided to mutual funds managed by Alliance described below:

                                                                  2001               2000               1999
                                                            -----------------   ----------------  ------------------
                                                                                 (IN MILLIONS)
       Investment advisory and services fees..............   $     1,088.2       $     1,021.8     $       895.8
       Distribution revenues..............................           544.6               621.6             441.8
       Shareholder servicing fees.........................            87.2                85.6              62.3
       Other revenues.....................................            11.0                11.6               9.9
       Brokerage..........................................             9.0                 1.7               --


22)      PRO FORMA FINANCIAL INFORMATION (UNAUDITED)

        Assuming the Bernstein acquisition had occurred on January 1, 1999, revenues for the Company would have been $8.79 billion and $7.05 billion for 2000 and 1999, respectively, on a pro forma basis. The impact of the acquisition on net earnings on a pro-forma basis would not have been material.

        This pro forma financial information does not necessarily reflect the results of operations that would have resulted had the Bernstein acquisition actually occurred on January 1, 1999, nor is the pro forma financial information necessarily indicative of the results of operations that may be achieved for any future period.

Appendix I: Information on market performance

--------------------------------------------------------------------------------

In reports or other communications to policyowners or in advertising material, we may describe general economic and market conditions affecting our variable investment options, and the Portfolios and may compare the performance or ranking of those options and the Portfolios with:

o those of other insurance company separate accounts or mutual funds included in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc. or similar investment services that monitor the performance of insurance company separate accounts or mutual funds;

o other appropriate indices of investment securities, the Consumer Price Index and averages for peer universes of mutual funds; or

o    data developed by us derived from such indices or averages;

o other appropriate types of securities (e.g., common stocks, long-term government bonds, long-term corporate bonds, intermediate term government bonds, and U.S. treasury bills).

We also may furnish to present or prospective policyowners advertisements or other communications that include evaluations of a variable investment option or Portfolio by nationally recognized financial publications. Examples of such publications are:

--------------------------------------------------------------------------------
Barron's                                     Investment Management Weekly
Morningstar's Variable Annuities/Life        Money Management Letter
Business Week                                Investment Dealers Digest
Forbes                                       National Underwriter
Fortune                                      Pension & Investments
Institutional Investor                       USA Today

Money
Kiplinger's Personal Finance                 Investor's Business Daily
Financial Planning

Investment Advisor                           The New York Times
                                             The Wall Street Journal
                                             The Los Angeles Times
                                             The Chicago Tribune
--------------------------------------------------------------------

Lipper Analytical Services, Inc. (Lipper) compiles performance data for peer universes of Portfolios with similar investment objectives in its Lipper Variable Insurance Products Performance Analysis Service (Lipper Survey). Morningstar, Inc. compiles similar data in the Morningstar Variable Annuity/Life Report (Morningstar Report).

The Lipper Survey records performance data as reported to it by over 800 mutual funds underlying variable annuity and life insurance products. It divides these actively managed portfolios into 25 categories by portfolio objectives. The Lipper Survey contains two different universes, which reflect different types of fees in performance data:

o The "Separate Account" universe reports performance data net of investment management fees, direct operating expenses and asset-based charges applicable under variable insurance and annuity contracts; and

o The "Mutual Fund" universe reports performance net only of investment management fees and direct operating expenses, and therefore reflects only charges that relate to the underlying mutual fund.

The Morningstar Report consists of nearly 700 variable life and annuity portfolios, all of which report their data net of investment management fees, direct operating expenses and separate account level charges.


LONG-TERM MARKET TRENDS

Historically, the investment performance of common stocks over the long term has generally been superior to that of long- or short-term debt securities. However, common stocks have also experienced dramatic changes in value over short periods of time. One of our variable investment options that invests primarily in common stocks may, therefore, be a desirable selection for owners who are willing to accept such risks. If, on the other hand, you wish to limit your short-term risk, you may find it preferable to allocate a smaller percentage of net premiums to those options that invest primarily in common stock. All investments in securities, whether equity or debt, involve varying degrees of risk. They also offer varying degrees of potential reward.


                                   Appendix I: Information on market performance

                      (This page intentionally left blank)

Appendix II: An index of key words and phrases

--------------------------------------------------------------------------------

This index should help you locate more information on the terms used in this prospectus.



                                              Page                                                   Page
   account value                            12, 15        premium payments                             10
   Administrative Office                         5        premium surrender charge                      6
   administrative surrender charge               6        prospectus                                cover
   age                                          24        rebalancing                                  16
   Allocation Date                              11        receive                                      24
   alternative death benefit                    13        restore, restoration                         10
   amount at risk                               29        SEC                                       cover
   anniversary                                  23        Separate Account FP                          27
   assign; assignment                           32        specified premium                            10
   automatic transfer service                   16        state                                         2
   AXA Advisors, LLC                            31        subaccount                                   27
   AXA Financial, Inc.                           4        surrender                                    19
   AXA Premier VIP Trust                     cover        surrender charges                         7, 29
   basis                                        20        target premium                                7
   beneficiary                                  12        telephone transfers                          28
   business day                                 22        transfers                                    16
   Cash Surrender Value                         19        Trust                                        11
   Code                                         20        units                                        15
   collateral                                   18        unit values                                  15
   cost of insurance charge                     29        us                                            2
   cost of insurance rates                      29        variable investment option                cover
   day                                          25        we                                            2
   death benefit guarantee                      11        withdrawal                                   18
   default                                      10        you, your                                     2
   disruptive transfer activity             16, 28
   dollar cost averaging service                16
   EQAccess                                  5, 28
   EQ Advisors Trust                            12
   EQ Financial Consultants                     31
   Equitable Life                                4
   Equitable Access Account                     13
   face amount                                  12
   grace period                                 10
   guaranteed interest option               12, 15
   Guaranteed Interest Account                  12
   IL COLI(SM)                               cover
   insured person                               12
   Investment Funds                             11
   investment option                            11
   issue date                                   25
   lapse                                        10
   loan, loan interest                          18
   market timing                                16
   matures, maturity, maturity date             19
   modified endowment contract                  20
   month, year                                  29
   monthly deduction                            29
   monthly insurance charge                     29
   net cash surrender value                     19
   no-lapse guarantee                           11
   option A, B                                  12
   our                                           2
   owner                                         2
   partial withdrawal                           19
   payment option                               13
   planned periodic premium                     10
   policy                                    cover
   Portfolio                                 cover




                                  Appendix II: An index of key words and phrases

                      (This page intentionally left blank)

THE EQUITABLE LIFE ASSURANCE SOCIETY
OF THE UNITED STATES
   Incentive Life(SM)
   Survivorship Incentive Life(SM)
   IL COLI(SM)

PROSPECTUS SUPPLEMENT DATED MAY 1, 2002
TO PROSPECTUS DATED MAY 1, 2002

FOR ALL POLICIES DISTRIBUTED IN NEW YORK BY AXA DISTRIBUTORS, LLC
AND FOR ALL IL COLI(SM) POLICIES
--------------------------------------------------------------------------------


This Supplement modifies certain information contained in the Prospectus you received for your Equitable variable life insurance policy listed above. You should keep this supplement with your prospectus. We will send you another copy of the prospectus, without charge, on written request.

--------------------------------------------------------------------------------
The following replaces the information about our address and phone numbers in your prospectus under "How to reach us:"
--------------------------------------------------------------------------------

HOW TO REACH US

To obtain (1) any forms you need for communicating with us, (2) unit values and other values under your policy, and (3) any other information or materials that we provide in connection with your policy or the Portfolios, you can contact us. You may communicate with our processing office as listed below for the purposes described. Certain methods of contacting us, such as by telephone or electronically, may be unavailable or delayed (for example our facsimile service may not be available at all times, and/or we may be unavailable due to emergency closing). In addition, the level and type of service available may be restricted based on criteria established by us.


BY MAIL:


at the Post Office Box for our Administrative Office:
Equitable Life -- AXA Distributors Service Center
P.O. Box 1047
Charlotte, North Carolina 28201-1047



BY EXPRESS DELIVERY ONLY:


at the Street Address for our Administrative Office:
Equitable Life -- AXA Distributors Service Center
10840 Ballantyne Commons Parkway
Charlotte, North Carolina 28277
1-704-341-7000


(for express delivery purposes only)





PROS Supp 7A NY (5/02)                                                 X00334 NA

BY TOLL-FREE PHONE:


1-888-855-5100



BY E-MAIL:

life-service@equitable.com


BY FAX:


1-704-540-2199


The rest of the information under "How to reach us" remains unchanged.

--------------------------------------------------------------------------------
The following replaces the phone numbers in your prospectus under "Transferring your money among our investment options - Telephone transfers" and "More information about other matters - Telephone requests:"
--------------------------------------------------------------------------------

TELEPHONE TRANSFERS


The phone number that is available if you are both the policy's insured person and its owner is 1-888-855-5100 (toll free) from a touch tone phone.


All the other information in these sections of the prospectus remains unchanged.

--------------------------------------------------------------------------------
The following replaces the information in your prospectus under "More information about other matters - How we market the policies:"
--------------------------------------------------------------------------------
HOW WE MARKET THE POLICIES


We offer variable life insurance policies and variable annuity contracts through AXA Distributors, LLC ("AXA Distributors"). The Investment Company Act of 1940, therefore, classifies AXA Distributors as a "principal underwriter" of those policies and contracts. AXA Distributors also serves as a principal underwriter of EQ Advisors Trust, AXA Premier VIP Trust and Separate Account FP. AXA Distributors is an indirect wholly-owned subsidiary of Equitable Life, with its address at 1290 Avenue of the Americas, New York, NY 10104. AXA Distributors is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. ("NASD"). AXA Distributors is a successor by merger to all the functions, rights and obligations of Equitable Distributors, Inc. ("EDI"), including the role of principal underwriter of Separate Account FP. Like AXA Distributors, EDI was owned by Equitable Holdings, LLC. Accordingly, all references to EDI as principal underwriter in each prospectus should be replaced with AXA Distributors, LLC. In 2000 and 2001, we paid EDI fees of $52,501,772 and $219,355,297, respectively, for its services under a Distribution Agreement with Equitable Life and its separate accounts.

We sell these variable life products through licensed insurance agencies (both affiliated and unaffiliated with Equitable Life) and their affiliated broker-dealers (who are registered with the SEC and are members of the NASD). Such agencies and their affiliated broker-dealers have entered into selling agreements with AXA Distributors. The licensed insurance agents who sell our policies are appointed as agents of Equitable Life, and are registered representatives of the agencies' affiliated broker-dealer. Sales commissions will be paid by Equitable Life to the agency which sells you this policy. The commissions don't cost you anything above the charges and expenses already discussed elsewhere in this prospectus. Generally, for Incentive Life(SM) and Survivorship Incentive Life(SM) Policies, the agencies will receive maximum commissions of: 50% of the amount of the premium you pay in your policy's first year up to a certain amount, plus 3% of all other premiums you pay in your policy's first year, plus 3% of all premiums you pay in the second through tenth years. However, for IL COLI Policies, generally the agencies will receive maximum commissions of: 50% of the amount of the premium you pay in your policy's first year up to a certain amount, plus 3% of all other premiums you pay in your policy's first year, plus 5% of the premiums you pay in the second through the tenth years up to a certain amount, plus 2% of all other premiums you pay in those years. We may substitute a form of asset based compensation for premium based compensation after the first policy year.

The Equitable Life Assurance Society
of the United States

Variable Life Insurance Policies
   IL Protector(R)
   IL COLI(SM)
   Incentive Life Plus(R)
   Special Offer Policy
   Survivorship 2000
   Incentive Life 2000
   Champion 2000
   Incentive Life(SM)
PROSPECTUS SUPPLEMENT DATED MAY 1, 2002
--------------------------------------------------------------------------------



This supplement updates certain information in the most recent prospectus you received for your Equitable variable life insurance policy listed above, and in any prior supplements to that prospectus.(1)

(1) IN ADDITION TO THE PORTFOLIOS OF EQ ADVISORS TRUST, EFFECTIVE MAY 13, 2002, PORTFOLIOS OF THE AXA PREMIER VIP TRUST WILL BECOME AVAILABLE UNDER THE POLICIES. ACCORDINGLY, ALL REFERENCES TO THE "TRUST" IN YOUR PROSPECTUS AND PROSPECTUS SUPPLEMENTS SHOULD BE CHANGED TO THE "TRUSTS." ALSO, THE DISCUSSION IN THE SECTION "ABOUT YOUR VOTING RIGHTS" IN EACH PROSPECTUS IS AMENDED TO APPLY TO AXA PREMIER VIP TRUST IN ADDITION TO EQ ADVISORS TRUST.

(2) UPDATED INFORMATION ABOUT OPTIONS AVAILABLE UNDER YOUR POLICY. The chart sets forth updated information about the portfolios of the Trusts that correspond to your policy's variable investment options. You should note that some portfolios have objectives and strategies that are substantially similar to those of certain retail funds; they may even have the same manager(s) and/or a similar name. However, there are numerous factors that can contribute to differences in performance between two investments, particularly over short periods of time. Such factors include the timing of stock purchases and sales; differences in fund cash flows; and specific strategies employed by the portfolio manager.



----------------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP TRUST:
PORTFOLIO NAME                    OBJECTIVE                                            ADVISER(S)
----------------------------------------------------------------------------------------------------------------------------------
AXA Premier VIP Core Bond*        Seeks a balance of a high current income             BlackRock Advisors, Inc.
                                  and capital appreciation consistent with             Pacific Investment Management Company LLC
                                  a prudent level of risk
----------------------------------------------------------------------------------------------------------------------------------
AXA Premier VIP Health Care*      Long-term growth of capital                          AIM Capital Management, Inc.
                                                                                       Dresdner RCM Global Investors LLC
                                                                                       Wellington Management Company, LLP
----------------------------------------------------------------------------------------------------------------------------------
AXA Premier VIP Small/Mid Cap     Long-term growth of capital                          AXA Rosenberg Investment Management LLC
 Value*                                                                                The Boston Company Asset Management, LLC
                                                                                       TCW Investment Management Company
----------------------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST:
 Portfolio Name                   Objective                                            Adviser(s)
----------------------------------------------------------------------------------------------------------------------------------
EQ/Aggressive Stock               Seeks to achieve long-term growth of capital         Alliance Capital Management L.P.
                                                                                       Marsico Capital Management, LLC
                                                                                       MFS Investment Management
                                                                                       Provident Investment Counsel, Inc.
----------------------------------------------------------------------------------------------------------------------------------


----------
(1) The dates of such prior prospectuses are listed for your information in Appendix B to this supplement. You should keep this supplement with your prospectus and any previous prospectus supplement. We will send you another copy of any prospectus or supplement, without charge, on written request.


   Copyright 2002 The Equitable Life Assurance Society of the United States. All rights reserved. IL Protector(R) and Incentive Life Plus(R) are registered service marks of
           The Equitable Life Assurance Society of the United States.


                                                                 X00330/AGENCY A

UPDATED INFORMATION (continued)

------------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO NAME                    OBJECTIVE
------------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Common Stock          Seeks to achieve long-term growth of capital and       Alliance Capital Management L.P.
                                  increased income
------------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Global                Seeks long-term growth of capital                      Alliance Capital Management L.P.
------------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Growth and Income     Seeks to provide a high total return                   Alliance Capital Management L.P.
------------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Growth Investors      Seeks to achieve the highest total return consistent   Alliance Capital Management L.P.
                                  with the Adviser's determination of reasonable risk
------------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Intermediate          Seeks to achieve high current income consistent with   Alliance Capital Management L.P.
 Government Securities            relative stability of principal

------------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance International         Seeks long-term growth of capital                      Alliance Capital Management L.P.
                                                                                         (including through its Bernstein Investment
                                                                                         Research and Management Unit)
------------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Money Market          Seeks to obtain a high level of current income,        Alliance Capital Management L.P.
                                  preserve its assets and maintain liquidity
------------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Premier Growth        Seeks long-term growth of capital                      Alliance Capital Management L.P.
------------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Quality Bond          Seeks to achieve high current income consistent with   Alliance Capital Management L.P.
                                  moderate risk of capital
------------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Small Cap Growth      Seeks to achieve long-term growth of capital           Alliance Capital Management L.P.
------------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Technology            Seeks to achieve growth of capital. Current income     Alliance Capital Management L.P.
                                  is incidental to the Portfolio's objective
------------------------------------------------------------------------------------------------------------------------------------
EQ/AXP New Dimensions             Seeks long-term growth of capital                      American Express Financial Corporation
------------------------------------------------------------------------------------------------------------------------------------
EQ/AXP Strategy Aggressive        Seeks long-term growth of capital                      American Express Financial Corporation
------------------------------------------------------------------------------------------------------------------------------------
EQ/Balanced                       Seeks to achieve a high return through both            Alliance Capital Management L.P.
                                  appreciation of capital and current income             Capital Guardian Trust Company
                                                                                         Jennison Associates LLC
                                                                                         Mercury Advisors
                                                                                         Prudential Investments LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ/Bernstein Diversified Value    Seeks capital appreciation                             Alliance Capital Management L.P.,
                                                                                         through its Bernstein Investment Research
                                                                                         and Management Unit
------------------------------------------------------------------------------------------------------------------------------------
EQ/Capital Guardian Research      Seeks long-term growth of capital                      Capital Guardian Trust Company
------------------------------------------------------------------------------------------------------------------------------------
EQ/Capital Guardian U.S. Equity   Seeks long-term growth of capital                      Capital Guardian Trust Company
------------------------------------------------------------------------------------------------------------------------------------
EQ/Emerging Markets Equity        Seeks long-term capital appreciation                   Morgan Stanley Investment Management
------------------------------------------------------------------------------------------------------------------------------------
EQ/Equity 500 Index               Seeks a total return before expenses that              Alliance Capital Management L.P.
                                  approximates the total return performance of the
                                  S&P 500 Index, including reinvestment of dividends,
                                  at a risk level consistent with that of the
                                  S&P 500 Index
------------------------------------------------------------------------------------------------------------------------------------
EQ/Evergreen Omega                Seeks long-term capital growth                         Evergreen Investment Management Company,
                                                                                         LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ/FI Mid Cap                     Seeks long-term growth of capital                      Fidelity Management & Research Company
------------------------------------------------------------------------------------------------------------------------------------
EQ/FI Small/Mid Cap Value         Seeks long-term capital appreciation                   Fidelity Management & Research Company
------------------------------------------------------------------------------------------------------------------------------------
EQ/High Yield+                    Seeks to achieve a high total return through a         Alliance Capital Management L.P.
                                  combination of current income and capital
                                  appreciation
------------------------------------------------------------------------------------------------------------------------------------


UPDATED INFORMATION (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO NAME                    OBJECTIVE                                              ADVISER(S)
------------------------------------------------------------------------------------------------------------------------------------
EQ/Janus Large Cap Growth         Seeks long-term growth of capital                      Janus Capital Management LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ/Marsico Focus**                Seeks to achieve long-term growth of capital           Marsico Capital Management, LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ/Mercury Basic Value Equity     Seeks capital appreciation and secondarily, income     Mercury Advisors
------------------------------------------------------------------------------------------------------------------------------------
EQ/MFS Emerging Growth            Seeks to provide long-term capital growth              MFS Investment Management
 Companies
------------------------------------------------------------------------------------------------------------------------------------
EQ/MFS Investors Trust            Seeks long-term growth of capital with a secondary     MFS Investment Management
                                  objective to seek reasonable current income
------------------------------------------------------------------------------------------------------------------------------------
EQ/MFS Research                   Seeks to provide long-term growth of capital and       MFS Investment Management
                                  future income
------------------------------------------------------------------------------------------------------------------------------------
EQ/Putnam Growth & Income Value   Seeks capital growth. Current income is a              Putnam Investment Management, LLC
                                  secondary objective
------------------------------------------------------------------------------------------------------------------------------------
EQ/Putnam International Equity    Seeks capital appreciation                             Putnam Investment Management, LLC
------------------------------------------------------------------------------------------------------------------------------------



Other important information about the portfolios is included in the prospectuses for the Trusts attached at the end of this prospectus.

* This option will become available on or about May 13, 2002, subject to state availability.

**  Subject to state availability.

+   Formerly named "EQ/Alliance High Yield."

(3) COMBINATION OF CERTAIN INVESTMENT OPTIONS. Interests in the EQ/Putnam International Equity, EQ/Capital Guardian U.S. Equity and the EQ/Alliance Small Cap Growth investment options (the "surviving options") replaced or will replace interests in the EQ/T.Rowe Price International Stock, EQ/AXP New Dimensions and the EQ/AXP Strategy Aggressive investment options, respectively (the "replaced options"), and these options are or will no longer be available. At the time of the replacement, all the assets that are in the replaced options are moved into the surviving options. After the replacement, any allocation elections to the replaced options will then be considered as allocation elections to the surviving options. The effective date for the replacement of EQ/T.Rowe Price International Stock investment option was April 26, 2002, therefore, references to it have been omitted from the fee table and the investment performance. The replacement of EQ/AXP New Dimensions and the EQ/AXP Strategy Aggressive investment options will be on or about July 12, 2002, subject to shareholder vote. We will notify you if these replacements do not take place.

(4) DISRUPTIVE TRANSFER ACTIVITY. You should note that your contract is not designed for professional "market timing" organizations or other organizations or individuals engaging in a market timing strategy, making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio. These kinds of strategies and transfer activities are disruptive to the underlying portfolios in which the variable investment options invest. If we determine that your transfer patterns among the variable investment options are disruptive to the underlying portfolios, we may, among other things, restrict the availability of personal telephone requests, facsimile transmissions, automated telephone services, Internet services or any electronic transfer services. We may also refuse to act on transfer instructions of an agent acting under a power of attorney who is acting on behalf of one or more owners.

We currently consider transfers into and out of (or vice versa) the same variable investment option within a five business day period as potentially disruptive transfer activity. In order to prevent disruptive activity, we monitor the frequency of transfers, including the size of transfers in relation to portfolio assets, in each underlying portfolio, and we take appropriate action, which may include the actions described above to restrict availability of voice, fax and automated transaction services, when we consider the activity of owners to be disruptive. We currently provide a letter to owners who have engaged in such activity of our intention to restrict such services. However, we may not continue to provide such letters. We may also, in our sole discretion and without further notice, change what we consider disruptive transfer activity, as well as change our procedures to restrict this activity. In making these determinations, we may consider the combined transfer activity in all annuity contracts and life insurance policies that we believe are under common ownership, control or direction.

(5) INVESTMENT PORTFOLIOS. Your policy offers the investment portfolios listed in the table below, along with the Guaranteed Interest Account. In addition to the other charges we make under your policy, you also bear your proportionate share of all fees and expenses paid by a Portfolio that corresponds to any variable investment option (Fund) you are using. This table shows the fees and expenses for 2001 as an annual percentage of each Portfolio's daily average net assets. These fees and expenses are reflected in the Portfolio's net asset value each day. Therefore, they reduce the investment return of the Portfolio and of the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year.



--------------------------------------------------------------------------------------------
              PORTFOLIO NAME                               2001 FEES AND EXPENSES
                                                 -------------------------------------------
                                                 MANAGEMENT                      OTHER
                                                  FEES(1)       12B-1 FEES   EXPENSES(2)
--------------------------------------------------------------------------------------------
AXA PREMIER VIP TRUST
--------------------------------------------------------------------------------------------
AXA Premier VIP Core Bond                        0.60%         0.25%          0.84%
--------------------------------------------------------------------------------------------
AXA Premier VIP Health Care                      1.20%         0.25%          1.16%
--------------------------------------------------------------------------------------------
AXA Premier VIP Small/Mid Cap Value              1.10%         0.25%          1.15%
--------------------------------------------------------------------------------------------
EQ ADVISORS TRUST
--------------------------------------------------------------------------------------------
EQ/Aggressive Stock                              0.61%           --           0.08%
--------------------------------------------------------------------------------------------
EQ/Alliance Common Stock                         0.46%           --           0.07%
--------------------------------------------------------------------------------------------
EQ/Alliance Global                               0.73%           --           0.12%
--------------------------------------------------------------------------------------------
EQ/Alliance Growth and Income                    0.57%           --           0.06%
--------------------------------------------------------------------------------------------
EQ/Alliance Growth Investors                     0.57%           --           0.06%
--------------------------------------------------------------------------------------------
EQ/Alliance Intermediate Government Securities   0.50%           --           0.12%
--------------------------------------------------------------------------------------------
EQ/Alliance International                        0.85%           --           0.25%
--------------------------------------------------------------------------------------------
EQ/Alliance Money Market                         0.33%           --           0.07%
--------------------------------------------------------------------------------------------
EQ/Alliance Premier Growth                       0.90%         0.25%          0.06%
--------------------------------------------------------------------------------------------
EQ/Alliance Quality Bond                         0.53%           --           0.07%
--------------------------------------------------------------------------------------------
EQ/Alliance Small Cap Growth                     0.75%           --           0.06%
--------------------------------------------------------------------------------------------
EQ/Alliance Technology                           0.90%         0.25%          0.08%
--------------------------------------------------------------------------------------------
EQ/AXP New Dimensions                            0.65%         0.25%          1.06%
--------------------------------------------------------------------------------------------
EQ/AXP Strategy Aggressive                       0.70%         0.25%          0.77%
--------------------------------------------------------------------------------------------
EQ/Balanced                                      0.57%           --           0.08%
--------------------------------------------------------------------------------------------
EQ/Bernstein Diversified Value                   0.65%         0.25%          0.09%
--------------------------------------------------------------------------------------------
EQ/Capital Guardian Research                     0.65%         0.25%          0.15%
--------------------------------------------------------------------------------------------
EQ/Capital Guardian U.S. Equity                  0.65%         0.25%          0.11%
--------------------------------------------------------------------------------------------
EQ/Emerging Markets Equity                       1.15%         0.25%          0.68%
--------------------------------------------------------------------------------------------
EQ/Equity 500 Index                              0.25%           --           0.06%
--------------------------------------------------------------------------------------------
EQ/Evergreen Omega                               0.65%         0.25%          0.99%
--------------------------------------------------------------------------------------------
EQ/FI Mid Cap                                    0.70%         0.25%          0.27%
--------------------------------------------------------------------------------------------
EQ/FI Small/Mid Cap Value                        0.75%         0.25%          0.11%
--------------------------------------------------------------------------------------------
EQ/High Yield                                    0.60%           --           0.07%
--------------------------------------------------------------------------------------------
EQ/Janus Large Cap Growth                        0.90%         0.25%          0.14%
--------------------------------------------------------------------------------------------
EQ/Marsico Focus                                 0.90%         0.25%          2.44%
--------------------------------------------------------------------------------------------
EQ/Mercury Basic Value Equity                    0.60%         0.25%          0.10%
--------------------------------------------------------------------------------------------
EQ/MFS Emerging Growth Companies                 0.63%         0.25%          0.09%
--------------------------------------------------------------------------------------------
EQ/MFS Investors Trust                           0.60%         0.25%          0.12%
--------------------------------------------------------------------------------------------
EQ/MFS Research                                  0.65%         0.25%          0.07%
--------------------------------------------------------------------------------------------
EQ/Putnam Growth & Income Value                  0.60%         0.25%          0.13%
--------------------------------------------------------------------------------------------
EQ/Putnam International Equity                   0.85%         0.25%          0.29%
--------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------
                    PORTFOLIO NAME                         2001 FEES AND EXPENSES
                                                   -----------------------------------------
                                                                FEE WAIVERS
                                                   TOTAL          AND/OR          NET TOTAL
                                                   ANNUAL         EXPENSE          ANNUAL
                                                  EXPENSES   REIMBURSEMENTS(3)    EXPENSES
--------------------------------------------------------------------------------------------
AXA PREMIER VIP TRUST
--------------------------------------------------------------------------------------------
AXA Premier VIP Core Bond                        1.69%      (0.74)%             0.95%
--------------------------------------------------------------------------------------------
AXA Premier VIP Health Care                      2.61%      (0.76)%             1.85%
--------------------------------------------------------------------------------------------
AXA Premier VIP Small/Mid Cap Value              2.50%      (0.90)%             1.60%
--------------------------------------------------------------------------------------------
EQ ADVISORS TRUST
--------------------------------------------------------------------------------------------
EQ/Aggressive Stock                              0.69%         --               0.69%
--------------------------------------------------------------------------------------------
EQ/Alliance Common Stock                         0.53%         --               0.53%
--------------------------------------------------------------------------------------------
EQ/Alliance Global                               0.85%         --               0.85%
--------------------------------------------------------------------------------------------
EQ/Alliance Growth and Income                    0.63%         --               0.63%
--------------------------------------------------------------------------------------------
EQ/Alliance Growth Investors                     0.63%         --               0.63%
--------------------------------------------------------------------------------------------
EQ/Alliance Intermediate Government Securities   0.62%         --               0.62%
--------------------------------------------------------------------------------------------
EQ/Alliance International                        1.10%         --               1.10%
--------------------------------------------------------------------------------------------
EQ/Alliance Money Market                         0.40%         --               0.40%
--------------------------------------------------------------------------------------------
EQ/Alliance Premier Growth                       1.21%      (0.06)%             1.15%
--------------------------------------------------------------------------------------------
EQ/Alliance Quality Bond                         0.60%         --               0.60%
--------------------------------------------------------------------------------------------
EQ/Alliance Small Cap Growth                     0.81%         --               0.81%
--------------------------------------------------------------------------------------------
EQ/Alliance Technology                           1.23%      (0.08)%             1.15%
--------------------------------------------------------------------------------------------
EQ/AXP New Dimensions                            1.96%      (1.01)%             0.95%
--------------------------------------------------------------------------------------------
EQ/AXP Strategy Aggressive                       1.72%      (0.72)%             1.00%
--------------------------------------------------------------------------------------------
EQ/Balanced                                      0.65%         --%              0.65%
--------------------------------------------------------------------------------------------
EQ/Bernstein Diversified Value                   0.99%      (0.04)%             0.95%
--------------------------------------------------------------------------------------------
EQ/Capital Guardian Research                     1.05%      (0.10)%             0.95%
--------------------------------------------------------------------------------------------
EQ/Capital Guardian U.S. Equity                  1.01%      (0.06)%             0.95%
--------------------------------------------------------------------------------------------
EQ/Emerging Markets Equity                       2.08%      (0.28)%             1.80%
--------------------------------------------------------------------------------------------
EQ/Equity 500 Index                              0.31%         --               0.31%
--------------------------------------------------------------------------------------------
EQ/Evergreen Omega                               1.89%      (0.94)%             0.95%
--------------------------------------------------------------------------------------------
EQ/FI Mid Cap                                    1.22%      (0.22)%             1.00%
--------------------------------------------------------------------------------------------
EQ/FI Small/Mid Cap Value                        1.11%      (0.01)%             1.10%
--------------------------------------------------------------------------------------------
EQ/High Yield                                    0.67%         --               0.67%
--------------------------------------------------------------------------------------------
EQ/Janus Large Cap Growth                        1.29%      (0.14)%             1.15%
--------------------------------------------------------------------------------------------
EQ/Marsico Focus                                 3.59%      (2.44)%             1.15%
--------------------------------------------------------------------------------------------
EQ/Mercury Basic Value Equity                    0.95%         --%              0.95%
--------------------------------------------------------------------------------------------
EQ/MFS Emerging Growth Companies                 0.97%         --               0.97%
--------------------------------------------------------------------------------------------
EQ/MFS Investors Trust                           0.97%      (0.02)%             0.95%
--------------------------------------------------------------------------------------------
EQ/MFS Research                                  0.97%      (0.02)%             0.95%
--------------------------------------------------------------------------------------------
EQ/Putnam Growth & Income Value                  0.98%      (0.03)%             0.95%
--------------------------------------------------------------------------------------------
EQ/Putnam International Equity                   1.39%      (0.14)%             1.25%
--------------------------------------------------------------------------------------------



(1) The management fees shown reflect revised management fees, effective May 1, 2001, which were approved by shareholders. The management fees for each Portfolio cannot be increased without a vote of each Portfolio's shareholders.

(2) The amounts shown as "Other Expenses" will fluctuate from year to year depending on actual expenses. Since initial seed capital was invested for the EQ/Marsico Focus Portfolio on August 31, 2001 "Other Expenses" shown have been annualized. Also, initial seed capital was invested for the Portfolios of the AXA Premier VIP Trust on December 31, 2001, thus, "Other Expenses" shown have been estimated.

(3) Equitable Life, the Trusts' manager, has entered into Expense Limitation Agreements with respect to certain Portfolios which are effective through April 30, 2003. Under these agreements Equitable Life has agreed to waive or limit its fees and assume other expenses of each of these Portfolios, if necessary, in an amount that limits each Portfolio's Total Annual Expenses (exclusive of interest, taxes, brokerage commissions, capitalized expenditures, extraordinary expenses and 12b-1 fees) to not more than the amounts specified above as Net Total Annual Expenses. Portfolios that show "--" in this column have no expense limitation arrangement in effect. See the prospectuses for each Trust for more information about the Expense Limitation Agreements.

(6) INVESTMENT PERFORMANCE. The Separate Account FP financial statements set forth below contain information about the net return for each Fund (variable investment option) which commenced operations prior to December 31, 2001. The attached prospectus for EQ Advisors Trust contains rates of return and other Portfolio performance information for various periods ended December 31, 2001. The changes in the Policy Account value of your policy depend not only on the performance of the Portfolios, but also on the deductions and charges under your policy. AXA Premier VIP Trust commenced operations on December 31, 2001 and performance information for these portfolios is not available as of the date of this prospectus supplement.

The values reported for all policies are computed using net rates of return for the corresponding Trust Portfolios. The returns reported for each of the policy forms are reduced only by any mortality and expense risk charge deducted from Separate Account assets. To obtain your unit values in the Separate Account Funds, call the Life Insurance Information Line at (888) 855-5100.

(7) MANAGEMENT. A list of our directors and, to the extent they are responsible for variable life insurance operations, our principal officers and a brief statement of their business experience for the past five years is contained in Appendix A to this supplement.

(8) EQUITABLE. We are The Equitable Life Assurance Society of the United States (Equitable or Equitable Life), a New York stock life insurance corporation. We have been doing business since 1859. Equitable Life is a subsidiary of AXA Financial, Inc. The sole shareholder of AXA Financial, Inc. is AXA, a French holding company for an international group of insurance and related financial services companies. As the sole shareholder, and under its other arrangements with Equitable Life and Equitable Life's parent, AXA exercises significant influence over the operations and capital structure of Equitable Life and its parent. No company other than Equitable Life, however, has any legal responsibility to pay amounts that Equitable Life owes under the policies.

AXA Financial, Inc. and its consolidated subsidiaries managed approximately $481.0 billion in assets as of December 31, 2001. For more than 100 years Equitable Life has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, N.Y. 10104.

(9) FINANCIAL STATEMENTS. The financial statements of Separate Account FP as of December 31, 2001 and for the three years in the period ended December 31, 2001 and the financial statements of Equitable Life as of December 31, 2001 and 2000 and for the three years in the period ended December 31, 2001 included in this prospectus supplement have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.


The financial statements of Equitable Life contained in this prospectus supplement should be considered only as bearing upon the ability of Equitable Life to meet its obligations under the policies. They should not be considered as bearing upon the investment experience of the Funds in the Separate Account.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP


INDEX TO FINANCIAL STATEMENTS

Report of Independent Accountants.......................................     A-2
Financial Statements:
   Statements of Assets and Liabilities, December 31, 2001..............     A-3
   Statements of Operations for the Years Ended December 31,
    2001, 2000 and 1999.................................................     A-7
   Statements of Changes in Net Assets for the Years Ended
    December 31, 2001, 2000 and 1999....................................    A-17
   Notes to Financial Statements........................................    A-27


THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Report of Independent Accountants.......................................     F-1
Consolidated Financial Statements:
   Consolidated Balance Sheets, December 31, 2001 and 2000..............     F-2
   Consolidated Statements of Earnings, Years Ended
    December 31, 2001, 2000 and 1999....................................     F-3
   Consolidated Statements of Shareholder's Equity and Comprehensive
    Income, Years Ended December 31, 2001, 2000 and 1999................     F-4
   Consolidated Statements of Cash Flows, Years Ended
    December 31, 2001, 2000 and 1999....................................     F-5
   Notes to Consolidated Financial Statements...........................     F-6

                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors of
The Equitable Life Assurance Society of the United States and Policyowners of Separate Account FP of The Equitable Life Assurance Society of the United States



In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the separate Variable Investment Options, as listed in Note 1 to such financial statements, of The Equitable Life Assurance Society of the United States ("Equitable Life") Separate Account FP at December 31, 2001, the results of each of their operations and the changes in each of their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of Equitable Life's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of shares owned in the EQ Advisors Trust at December 31, 2001 with the transfer agent of the EQ Advisors Trust, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP
New York, New York
February 6, 2002

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2001

                                                                               EQ/Aggressive       EQ/Alliance         EQ/Alliance
                                                                                  Stock            Common Stock           Global
                                                                              --------------      --------------      --------------
Assets:
Investments in shares of The Trust, at fair value ......................      $  589,756,612      $2,582,856,335      $  467,988,308
Receivable for Trust shares sold .......................................          10,890,306           9,680,119           3,143,590
Receivable for policy-related transactions .............................                  --                  --                  --
                                                                              --------------      --------------      --------------
  Total assets .........................................................         600,646,918       2,592,536,454         471,131,898
                                                                              --------------      --------------      --------------
Liabilities:
Payable for Trust shares purchased .....................................                  --                  --                  --
Payable for policy-related transactions ................................          11,005,390          10,163,384           3,227,759
                                                                              --------------      --------------      --------------
  Total liabilities ....................................................          11,005,390          10,163,384           3,227,759
                                                                              --------------      --------------      --------------
Net Assets .............................................................      $  589,641,528      $2,582,373,070      $  467,904,139
                                                                              ==============      ==============      ==============
Net Assets:
Accumulation Units .....................................................      $  588,326,542      $2,574,751,016      $  467,220,245
Accumulation nonunitized ...............................................           1,201,174           7,224,694             576,728
Retained by Equitable Life in Separate Account FP ......................             113,812             397,360             107,166
                                                                              --------------      --------------      --------------
Total net assets .......................................................      $  589,641,528      $2,582,373,070      $  467,904,139
                                                                              ==============      ==============      ==============
Investments in shares of The Trust, at cost ............................      $  688,908,192      $3,491,313,206      $  511,871,926
Trust shares held
 Class A ...............................................................          25,496,570         157,745,155          30,391,443
 Class B ...............................................................             333,485           6,841,740           1,279,540
Units outstanding (000's):
IL Plus Original Series, IL COLI, Incentive Life COLI -
 Class A and B 0.00% ...................................................                 349                 700                 212
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after,
 Survivorship Incentive Life - Class A and B 0.60% .....................                  --                  --                  --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after -
 Class A and B 0.60% ...................................................                  --                  --                  --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000 - Class A and B 0.60% ...................................                 861               2,886               1,200
IL Protector - Class A and B 0.80% .....................................                  29                  63                  10
Survivorship 2000 - Class A and B 0.90% ................................                 163                 472                 143
Incentive Life 2000 Sales 1999 and after, Survivorship
 Incentive Life - Class B 0.60% ........................................                 104               1,055                 230
Survivorship Incentive Life - Class B 0.60% ............................                  --                  --                  --
Accumulator Life - Class B 1.35% .......................................                  --                  --                  --
Unit value:
IL Plus Original Series, IL COLI, Incentive Life COLI -
 Class A and B 0.00% ...................................................      $       139.88      $       266.27      $       167.44
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after,
 Survivorship Incentive Life - Class A and B 0.60% .....................      $           --      $           --      $           --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after -
 Class A and B 0.60% ...................................................      $           --      $           --      $           --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000 - Class A and B 0.60% ...................................      $       585.07      $       735.40      $       316.53
IL Protector - Class A and B 0.80% .....................................      $        87.81      $       181.64      $       125.54
Survivorship 2000 - Class A and B 0.60% ................................      $       159.24      $       313.16      $       223.25
Incentive Life 2000 Sales 1999 and after, Survivorship
 Incentive Life - Class B 0.60% ........................................      $        72.23      $       101.14      $        81.33
Survivorship Incentive Life - Class B 0.60% ............................      $           --      $           --      $           --
Accumulator Life - Class B 1.35% .......................................      $        70.78      $        82.58      $        75.15

                                                                                EQ/Alliance
                                                                                 Growth and         EQ/Alliance        EQ/Alliance
                                                                                   Income        Growth Investors       High Yield
                                                                              --------------     ----------------     --------------
Assets:
Investments in shares of The Trust, at fair value ......................      $  380,981,910      $  942,519,937      $  121,951,990
Receivable for Trust shares sold .......................................              35,003                  --           1,146,752
Receivable for policy-related transactions .............................                  --             191,282                  --
                                                                              --------------      --------------      --------------
  Total assets .........................................................         381,016,913         942,711,219         123,098,742
                                                                              --------------      --------------      --------------
Liabilities:
Payable for Trust shares purchased .....................................                  --             336,222                  --
Payable for policy-related transactions ................................             148,513                  --           1,174,464
                                                                              --------------      --------------      --------------
  Total liabilities ....................................................             148,513             336,222           1,174,464
                                                                              --------------      --------------      --------------
Net Assets .............................................................      $  380,868,400      $  942,374,997      $  121,924,278
                                                                              ==============      ==============      ==============
Net Assets:
Accumulation Units .....................................................      $  380,446,110      $  941,804,501      $  120,852,947
Accumulation nonunitized ...............................................             164,959             437,897             875,082
Retained by Equitable Life in Separate Account FP ......................             257,331             132,599             196,249
                                                                              --------------      --------------      --------------
Total net assets .......................................................      $  380,868,400      $  942,374,997      $  121,924,278
                                                                              ==============      ==============      ==============
Investments in shares of The Trust, at cost ............................      $  403,187,942      $1,008,728,394      $  153,158,216
Trust shares held
 Class A ...............................................................          20,076,067          55,972,875          21,450,172
 Class B ...............................................................           2,940,368           1,433,627             876,498
Units outstanding (000's):
IL Plus Original Series, IL COLI, Incentive Life COLI -
 Class A and B 0.00% ...................................................                 173                 303                 124
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after,
 Survivorship Incentive Life - Class A and B 0.60% .....................                  --                  --                  --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after -
 Class A and B 0.60% ...................................................                  --                  --                  --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000 - Class A and B 0.60% ...................................                 900               2,058                 333
IL Protector - Class A and B 0.80% .....................................                  13                  15                   6
Survivorship 2000 - Class A and B 0.90% ................................                 117                 304                  45
Incentive Life 2000 Sales 1999 and after, Survivorship
 Incentive Life - Class B 0.60% ........................................                 431                 253                  61
Survivorship Incentive Life - Class B 0.60% ............................                  --                  --                  --
Accumulator Life - Class B 1.35% .......................................                  --                  --                  --
Unit value:
IL Plus Original Series, IL COLI, Incentive Life COLI -
 Class A and B 0.00% ...................................................      $       292.03      $       205.64      $       147.62
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after,
 Survivorship Incentive Life - Class A and B 0.60% .....................      $           --      $           --      $           --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after -
 Class A and B 0.60% ...................................................      $           --      $           --      $           --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000 - Class A and B 0.60% ...................................      $       274.91      $       381.66      $       269.48
IL Protector - Class A and B 0.80% .....................................      $       217.17      $       151.18      $       109.58
Survivorship 2000 - Class A and B 0.60% ................................      $       268.14      $       224.49      $       165.31
Incentive Life 2000 Sales 1999 and after, Survivorship
 Incentive Life - Class B 0.60% ........................................      $       112.42      $        92.68      $        77.70
Survivorship Incentive Life - Class B 0.60% ............................      $           --      $           --      $           --
Accumulator Life - Class B 1.35% .......................................      $       108.00      $        88.73      $        88.55

                                                                                  EQ/Alliance
                                                                                 Intermediate
                                                                                  Government          EQ/Alliance
                                                                                  Securities         International
                                                                                 ------------        ------------
Assets:
Investments in shares of The Trust, at fair value .......................        $123,694,598        $ 55,916,278
Receivable for Trust shares sold ........................................                  --           3,616,965
Receivable for policy-related transactions ..............................                  --                  --
                                                                                 ------------        ------------
  Total assets ..........................................................         123,694,598          59,533,243
                                                                                 ------------        ------------
Liabilities:
Payable for Trust shares purchased ......................................              82,799                  --
Payable for policy-related transactions .................................             606,486           3,709,013
                                                                                 ------------        ------------
  Total liabilities .....................................................             689,285           3,709,013
                                                                                 ------------        ------------
Net Assets ..............................................................        $123,005,313        $ 55,824,230
                                                                                 ============        ============
Net Assets:
Accumulation Units ......................................................        $122,611,221        $ 55,652,607
Accumulation nonunitized ................................................             253,472              33,541
Retained by Equitable Life in Separate Account FP .......................             140,620             138,082
                                                                                 ------------        ------------
Total net assets ........................................................        $123,005,313        $ 55,824,230
                                                                                 ============        ============
Investments in shares of The Trust, at cost .............................        $120,721,180        $ 66,214,717
Trust shares held
 Class A ................................................................          11,588,461           6,369,361
 Class B ................................................................             941,582             600,489
Units outstanding (000's):
IL Plus Original Series, IL COLI, Incentive Life COLI -
 Class A and B 0.00% ....................................................                 241                  80
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after,
 Survivorship Incentive Life - Class A and B 0.60% ......................                  --                  --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after -
 Class A and B 0.60% ....................................................                  --                  --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000 - Class A and B 0.60% ....................................                 357                 366
IL Protector - Class A and B 0.80% ......................................                   2                   3
Survivorship 2000 - Class A and B 0.90% .................................                  45                  44
Incentive Life 2000 Sales 1999 and after, Survivorship
 Incentive Life - Class B 0.60% .........................................                  79                  61
Survivorship Incentive Life - Class B 0.60% .............................                  --                  --
Accumulator Life - Class B 1.35% ........................................                  --                  --
Unit value:
IL Plus Original Series, IL COLI, Incentive Life COLI -
 Class A and B 0.00% ....................................................        $     160.72        $     107.16
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after,
 Survivorship Incentive Life - Class A and B 0.60% ......................        $         --        $         --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after -
 Class A and B 0.60% ....................................................        $         --        $         --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000 - Class A and B 0.60% ....................................        $     188.55        $     102.89
IL Protector - Class A and B 0.80% ......................................        $     137.19        $      86.02
Survivorship 2000 - Class A and B 0.60% .................................        $     157.52        $     100.82
Incentive Life 2000 Sales 1999 and after, Survivorship
 Incentive Life - Class B 0.60% .........................................        $     116.45        $      78.27
Survivorship Incentive Life - Class B 0.60% .............................        $         --        $         --
Accumulator Life - Class B 1.35% ........................................        $     114.62        $      72.58

----------
The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2001

                                                                                EQ/Alliance          EQ/Alliance        EQ/Alliance
                                                                                Money Market       Premier Growth       Quality Bond
                                                                                ------------       --------------       ------------
Assets:
Investments in shares of The Trust, at fair value ......................        $484,159,800        $113,203,157        $145,492,358
Receivable for Trust shares sold .......................................                  --           2,266,404                  --
Receivable for policy-related transactions .............................          61,022,186                  --                  --
                                                                                ------------        ------------        ------------
  Total assets .........................................................         545,181,986         115,469,561         145,492,358
                                                                                ------------        ------------        ------------
Liabilities:
Payable for Trust shares purchased .....................................          60,643,526                  --             184,505
Payable for policy-related transactions ................................                  --           2,261,128              18,782
                                                                                ------------        ------------        ------------
  Total liabilities ....................................................          60,643,526           2,261,128             203,287
                                                                                ------------        ------------        ------------
Net Assets .............................................................        $484,538,460        $113,208,433        $145,289,071
                                                                                ============        ============        ============
Net Assets:
Accumulation Units .....................................................        $482,719,666        $113,162,853        $144,998,513
Accumulation nonunitized ...............................................           1,815,537                  --             146,120
Retained by Equitable Life in Separate Account FP ......................               3,257              45,580             144,438
                                                                                ------------        ------------        ------------
Total net assets .......................................................        $484,538,460        $113,208,433        $145,289,071
                                                                                ============        ============        ============
Investments in shares of The Trust, at cost ............................        $493,386,313        $124,976,401        $143,739,620
Trust shares held
 Class A ...............................................................          36,774,065                  --          13,665,988
 Class B ...............................................................           9,957,429          15,482,572           1,172,078
Units outstanding (000's):
IL Plus Original Series, IL COLI, Incentive Life COLI -
 Class A and B 0.00% ...................................................                 602                 104                 260
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after,
 Survivorship Incentive Life - Class A and B 0.60% .....................                  --               1,356                  --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after -
 Class A and B 0.60% ...................................................                  --                  --                  --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000 - Class A and B 0.60% ...................................               1,244                  --                 526
IL Protector - Class A and B 0.80% .....................................                   4                   7                   2
Survivorship 2000 - Class A and B 0.90% ................................                 138                  82                  47
Incentive Life 2000 Sales 1999 and after, Survivorship
 Incentive Life - Class B 0.60% ........................................                 778                  --                  92
Survivorship Incentive Life - Class B 0.60% ............................                  --                  --                  --
Accumulator Life - Class B 1.35% .......................................                  --                  --                  --
Unit value:
IL Plus Original Series, IL COLI, Incentive Life COLI -
 Class A and B 0.00% ...................................................        $     143.20        $      74.19        $     173.20
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after,
 Survivorship Incentive Life - Class A and B 0.60% .....................        $         --        $      73.05        $         --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after -
 Class A and B 0.60% ...................................................        $         --        $         --        $         --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000 - Class A and B 0.60% ...................................        $     219.94        $         --        $     155.47
IL Protector - Class A and B 0.80% .....................................        $     127.25        $      72.67        $     145.42
Survivorship 2000 - Class A and B 0.90% ................................        $     142.55        $      72.48        $     151.64
Incentive Life 2000 Sales 1999 and after, Survivorship
 Incentive Life - Class B 0.60% ........................................        $     115.07        $         --        $     117.63
Survivorship Incentive Life - Class B 0.60% ............................        $         --        $         --        $         --
Accumulator Life - Class B 1.35% .......................................        $     108.27        $      70.27        $     115.96

                                                                                EQ/Alliance
                                                                                 Small Cap           EQ/Alliance         EQ/AXP New
                                                                                   Growth            Technology          Dimensions
                                                                                ------------        ------------        ------------
Assets:
Investments in shares of The Trust, at fair value ......................        $146,824,301        $ 44,441,039        $  3,242,846
Receivable for Trust shares sold .......................................           7,922,569                  --                  --
Receivable for policy-related transactions .............................                  --                  --               7,267
                                                                                ------------        ------------        ------------
  Total assets .........................................................         154,746,870          44,441,039           3,250,113
                                                                                ------------        ------------        ------------
Liabilities:
Payable for Trust shares purchased .....................................                  --              11,101               7,267
Payable for policy-related transactions ................................           7,875,496              17,232                  --
                                                                                ------------        ------------        ------------
  Total liabilities ....................................................           7,875,496              28,333               7,267
                                                                                ------------        ------------        ------------
Net Assets .............................................................        $146,871,374        $ 44,412,706        $  3,242,846
                                                                                ============        ============        ============
Net Assets:
Accumulation Units .....................................................        $146,755,378        $ 44,275,736        $  2,886,030
Accumulation nonunitized ...............................................                  --                  --                  --
Retained by Equitable Life in Separate Account FP ......................             115,996             136,970             356,816
                                                                                ------------        ------------        ------------
Total net assets .......................................................        $146,871,374        $ 44,412,706        $  3,242,846
                                                                                ============        ============        ============
Investments in shares of The Trust, at cost ............................        $147,278,801        $ 47,403,981        $  3,437,667
Trust shares held
 Class A ...............................................................           9,751,642               1,338                  --
 Class B ...............................................................           1,646,707           8,812,106             462,526
Units outstanding (000's):
IL Plus Original Series, IL COLI, Incentive Life COLI -
 Class A and B 0.00% ...................................................                 129                  79                   5
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after,
 Survivorship Incentive Life - Class A and B 0.60% .....................                  --                 769                  34
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after -
 Class A and B 0.60% ...................................................                  --                  --                  --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000 - Class A and B 0.60% ...................................                 644                  --                  --
IL Protector - Class A and B 0.80% .....................................                   6                   3                  --
Survivorship 2000 - Class A and B 0.90% ................................                  59                  36                   2
Incentive Life 2000 Sales 1999 and after, Survivorship
 Incentive Life - Class B 0.60% ........................................                 185                  --                  --
Survivorship Incentive Life - Class B 0.60% ............................                  --                  --                  --
Accumulator Life - Class B 1.35% .......................................                  --                  --                  --
Unit value:
IL Plus Original Series, IL COLI, Incentive Life COLI -
 Class A and B 0.00% ...................................................        $     153.80        $      50.43        $      70.32
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after,
 Survivorship Incentive Life - Class A and B 0.60% .....................        $         --        $      49.91        $      69.76
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after -
 Class A and B 0.60% ...................................................        $         --        $         --        $         --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000 - Class A and B 0.60% ...................................        $     149.53        $         --        $         --
IL Protector - Class A and B 0.80% .....................................        $     148.13        $      49.74        $      69.57
Survivorship 2000 - Class A and B 0.90% ................................        $     147.44        $      49.65        $      69.48
Incentive Life 2000 Sales 1999 and after, Survivorship
 Incentive Life - Class B 0.60% ........................................        $     113.58        $         --        $         --
Survivorship Incentive Life - Class B 0.60% ............................        $         --        $         --        $         --
Accumulator Life - Class B 1.35% .......................................        $     125.32        $      49.26        $      69.06

                                                                                    EQ/AXP Strategy
                                                                                      Aggressive           EQ/Balanced
                                                                                   ----------------     -----------------
Assets:
Investments in shares of The Trust, at fair value .......................            $ 2,937,869          $ 695,570,770
Receivable for Trust shares sold ........................................                     --                     --
Receivable for policy-related transactions ..............................                  6,351                     --
                                                                                     -----------          -------------
  Total assets ..........................................................              2,944,220            695,570,770
                                                                                     -----------          -------------
Liabilities:
Payable for Trust shares purchased ......................................                  6,351                204,757
Payable for policy-related transactions .................................                     --                377,265
                                                                                     -----------          -------------
  Total liabilities .....................................................                  6,351                582,022
                                                                                     -----------          -------------
Net Assets ..............................................................            $ 2,937,869          $ 694,988,748
                                                                                     ===========          =============
Net Assets:
Accumulation Units ......................................................            $ 2,725,740          $ 691,560,936
Accumulation nonunitized ................................................                     --              3,342,913
Retained by Equitable Life in Separate Account FP .......................                212,129                 84,899
                                                                                     -----------          -------------
Total net assets ........................................................            $ 2,937,869          $ 694,988,748
                                                                                     ===========          =============
Investments in shares of The Trust, at cost .............................            $ 3,405,486          $ 749,707,661
Trust shares held
 Class A ................................................................                     --             46,679,628
 Class B ................................................................                708,623              1,238,247
Units outstanding (000's):
IL Plus Original Series, IL COLI, Incentive Life COLI -
 Class A and B 0.00% ....................................................                     14                    174
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after,
 Survivorship Incentive Life - Class A and B 0.60% ......................                     51                     --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after -
 Class A and B 0.60% ....................................................                     --                  1,229
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000 - Class A and B 0.60% ....................................                     --                      8
IL Protector - Class A and B 0.80% ......................................                     --                    176
Survivorship 2000 - Class A and B 0.90% .................................                     --                    169
Incentive Life 2000 Sales 1999 and after, Survivorship
 Incentive Life - Class B 0.60% .........................................                     --                     --
Survivorship Incentive Life - Class B 0.60% .............................                     --                     --
Accumulator Life - Class B 1.35% ........................................                     --
Unit value:
IL Plus Original Series, IL COLI, Incentive Life COLI -
 Class A and B 0.00% ....................................................            $     41.52          $      208.22
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after,
 Survivorship Incentive Life - Class A and B 0.60% ......................            $     41.18          $          --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after -
 Class A and B 0.60% ....................................................            $        --          $          --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000 - Class A and B 0.60% ....................................            $        --          $      488.09
IL Protector - Class A and B 0.80% ......................................            $     41.07          $      161.78
Survivorship 2000 - Class A and B 0.90% .................................            $     41.02          $      207.26
Incentive Life 2000 Sales 1999 and after, Survivorship
 Incentive Life - Class B 0.60% .........................................            $        --          $      105.65
Survivorship Incentive Life - Class B 0.60% .............................            $        --          $          --
Accumulator Life - Class B 1.35% ........................................            $     40.77          $      101.79

-------
The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2001

                                                                                                      EQ/Capital       EQ/Capital
                                                                                 EQ/Bernstein          Guardian       Guardian U.S.
                                                                              Diversified Value        Research          Equity
                                                                              -----------------      -----------       -----------
Assets:
Investments in shares of The Trust, at fair value ......................         $82,415,399         $ 8,133,201       $ 9,167,556
Receivable for Trust shares sold .......................................                  --             599,849                --
Receivable for policy-related transactions .............................              42,407                  --            47,244
                                                                                 -----------         -----------       -----------
  Total assets .........................................................          82,457,806           8,733,050         9,214,800
                                                                                 -----------         -----------       -----------
Liabilities:
Payable for Trust shares purchased .....................................             101,242                  --            53,198
Payable for policy-related transactions ................................                  --             576,497                --
                                                                                 -----------         -----------       -----------
  Total liabilities ....................................................             101,242             576,497            53,198
                                                                                 -----------         -----------       -----------
Net Assets .............................................................         $82,356,564         $ 8,156,553       $ 9,161,602
                                                                                 ===========         ===========       ===========
Net Assets:
Accumulation Units .....................................................         $82,311,247         $ 8,117,110       $ 9,145,127
Accumulation nonunitized ...............................................                  --                  --                --
Retained by Equitable Life in Separate Account FP ......................              45,317              39,443            16,475
                                                                                 -----------         -----------       -----------
Total net assets .......................................................         $82,356,564         $ 8,156,553       $ 9,161,602
                                                                                 ===========         ===========       ===========
Investments in shares of The Trust, at cost ............................         $84,824,318         $ 8,007,129       $ 8,988,847
Trust shares held
 Class A ...............................................................                  --                  --                --
 Class B ...............................................................           7,001,105             744,002           897,037
Units outstanding (000's):
IL Plus Original Series, IL COLI, Incentive Life COLI -
 Class A and B 0.00% ...................................................                 170                  24                12
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after,
 Survivorship Incentive Life - Class A and B 0.60% .....................                 520                  48                74
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after -
 Class A and B 0.60% ...................................................                  --                  --                --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000 - Class A and B 0.60% ...................................                  --                  --                --
IL Protector - Class A and B 0.80% .....................................                   4                  --                --
Survivorship 2000 - Class A and B 0.90% ................................                  64                   1                 2
Incentive Life 2000 Sales 1999 and after, Survivorship
 Incentive Life - Class B 0.60% ........................................                   5                  --                --
Survivorship Incentive Life - Class B 0.60% ............................                  --                  --                --
Accumulator Life - Class B 1.35% .......................................                  --                  --                --
Unit value:
IL Plus Original Series, IL COLI, Incentive Life COLI -
 Class A and B 0.00% ...................................................         $     97.45         $    112.11       $    105.12
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after,
 Survivorship Incentive Life - Class A and B 0.60% .....................         $    111.27         $    110.55       $    103.65
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after -
 Class A and B 0.60% ...................................................         $        --         $        --       $        --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000 - Class A and B 0.60% ...................................         $        --         $        --       $        --
IL Protector - Class A and B 0.80% .....................................         $     95.61         $    110.03       $    103.17
Survivorship 2000 - Class A and B 0.90% ................................         $    110.12         $    109.77       $    102.92
Incentive Life 2000 Sales 1999 and after, Survivorship
 Incentive Life - Class B 0.60% ........................................         $     95.56         $        --       $        --
Survivorship Incentive Life - Class B 0.60% ............................         $        --         $        --       $        --
Accumulator Life - Class B 1.35% .......................................         $     94.36         $    107.84       $    100.40

                                                                                 EQ/Emerging       EQ/Equity 500        EQ/Evergreen
                                                                               Markets Equity           Index               Omega
                                                                               --------------      -------------        ------------
Assets:
Investments in shares of The Trust, at fair value ......................        $ 36,713,637        $614,982,397        $  1,192,831
Receivable for Trust shares sold .......................................           3,273,037           2,404,471                  --
Receivable for policy-related transactions .............................                  --                  --                 703
                                                                                ------------        ------------        ------------
  Total assets .........................................................          39,986,674         617,386,868           1,193,534
                                                                                ------------        ------------        ------------
Liabilities:
Payable for Trust shares purchased .....................................                  --                  --                 703
Payable for policy-related transactions ................................           3,273,686           2,000,478                  --
                                                                                ------------        ------------        ------------
  Total liabilities ....................................................           3,273,686           2,000,478                 703
                                                                                ------------        ------------        ------------
Net Assets .............................................................        $ 36,712,988        $615,386,390        $  1,192,831
                                                                                ============        ============        ============
Net Assets:
Accumulation Units .....................................................        $ 36,695,411        $614,813,868        $  1,189,235
Accumulation nonunitized ...............................................                  --             429,867                  --
Retained by Equitable Life in Separate Account FP ......................              17,577             142,655               3,596
                                                                                ------------        ------------        ------------
Total net assets .......................................................        $ 36,712,988        $615,386,390        $  1,192,831
                                                                                ============        ============        ============
Investments in shares of The Trust, at cost ............................        $ 48,110,760        $651,785,763        $  1,308,398
Trust shares held
 Class A ...............................................................                  --          25,644,447                  --
 Class B ...............................................................           6,538,162           2,256,114             149,336
Units outstanding (000's):
IL Plus Original Series, IL COLI, Incentive Life COLI -
 Class A and B 0.00% ...................................................                 131                 412                   4
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after,
 Survivorship Incentive Life - Class A and B 0.60% .....................                  --                  --                  12
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after -
 Class A and B 0.60% ...................................................                 404                  --                  --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000 - Class A and B 0.60% ...................................                  --               1,511                  --
IL Protector - Class A and B 0.80% .....................................                   2                  19                  --
Survivorship 2000 - Class A and B 0.90% ................................                  25                 211                  --
Incentive Life 2000 Sales 1999 and after, Survivorship
 Incentive Life - Class B 0.60% ........................................                  --                 575                  --
Survivorship Incentive Life - Class B 0.60% ............................                  12                  --                  --
Accumulator Life - Class B 1.35% .......................................                  --                  --                  --
Unit value:
IL Plus Original Series, IL COLI, Incentive Life COLI -
 Class A and B 0.00% ...................................................        $      64.83        $     271.91        $      78.47
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after,
 Survivorship Incentive Life - Class A and B 0.60% .....................        $         --        $         --        $      74.98
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after -
 Class A and B 0.60% ...................................................        $      63.15        $         --        $         --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000 - Class A and B 0.60% ...................................        $         --        $     262.11        $         --
IL Protector - Class A and B 0.80% .....................................        $      62.59        $     181.73        $      77.01
Survivorship 2000 - Class A and B 0.90% ................................        $      62.32        $     255.97        $      76.83
Incentive Life 2000 Sales 1999 and after, Survivorship
 Incentive Life - Class B 0.60% ........................................        $         --        $      85.84        $         --
Survivorship Incentive Life - Class B 0.60% ............................        $      85.61        $         --        $         --
Accumulator Life - Class B 1.35% .......................................        $      92.15        $      81.74        $      75.99

                                                                                                            EQ/FI Small/Mid
                                                                                    EQ/FI Mid Cap              Cap Value
                                                                                    -------------           ---------------
Assets:
Investments in shares of The Trust, at fair value .......................            $15,113,216             $ 80,441,823
Receivable for Trust shares sold ........................................               715,529                        --
Receivable for policy-related transactions ..............................                    --                 1,101,947
                                                                                     -----------             ------------
  Total assets ..........................................................            15,828,745                81,543,770
                                                                                     -----------             ------------
Liabilities:
Payable for Trust shares purchased ......................................                    --                 1,108,964
Payable for policy-related transactions .................................               712,158                        --
                                                                                     -----------             ------------
  Total liabilities .....................................................               712,158                 1,108,964
                                                                                     -----------             ------------
Net Assets ..............................................................            $15,116,587             $ 80,434,806
                                                                                     ===========             ============
Net Assets:
Accumulation Units ......................................................            $15,038,654             $ 80,367,708
Accumulation nonunitized ................................................                    --                        --
Retained by Equitable Life in Separate Account FP .......................                77,933                    67,098
                                                                                     -----------             ------------
Total net assets ........................................................            $15,116,587             $ 80,434,806
                                                                                     ===========             ============
Investments in shares of The Trust, at cost .............................            $14,951,456             $ 78,149,828
Trust shares held
 Class A ................................................................                    --                        --
 Class B ................................................................             1,743,623                 6,930,973
Units outstanding (000's):
IL Plus Original Series, IL COLI, Incentive Life COLI -
 Class A and B 0.00% ....................................................                    14                        90
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after,
 Survivorship Incentive Life - Class A and B 0.60% ......................                   151                        --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after -
 Class A and B 0.60% ....................................................                    --                        --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000 - Class A and B 0.60% ....................................                    --                        13
IL Protector - Class A and B 0.80% ......................................                    --                         4
Survivorship 2000 - Class A and B 0.90% .................................                     9                        47
Incentive Life 2000 Sales 1999 and after, Survivorship
 Incentive Life - Class B 0.60% .........................................                    --                       538
Survivorship Incentive Life - Class B 0.60% .............................                    --                        --
Accumulator Life - Class B 1.35% ........................................                    --                        --
Unit value:
IL Plus Original Series, IL COLI, Incentive Life COLI -
 Class A and B 0.00% ....................................................            $    86.96              $     119.34
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after,
 Survivorship Incentive Life - Class A and B 0.60% ......................            $    86.26              $         --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after -
 Class A and B 0.60% ....................................................            $       --              $         --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000 - Class A and B 0.60% ....................................            $       --              $     116.03
IL Protector - Class A and B 0.80% ......................................            $    86.03              $     114.94
Survivorship 2000 - Class A and B 0.90% .................................            $    85.92              $     114.40
Incentive Life 2000 Sales 1999 and after, Survivorship
 Incentive Life - Class B 0.60% .........................................            $       --              $     112.71
Survivorship Incentive Life - Class B 0.60% .............................            $       --              $         --
Accumulator Life - Class B 1.35% ........................................            $    85.40              $      88.78

-------
The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (Concluded)

DECEMBER 31, 2001

                                                                                               EQ/Janus
                                                                                               Large Cap     EQ/Marsico
                                                                                                Growth          Focus
                                                                                             ------------    ---------
Assets:
Investments in shares of The Trust, at fair value ........................................   $ 13,694,166    $ 699,409
Receivable for Trust shares sold .........................................................             --           --
Receivable for policy-related transactions ...............................................        113,253        2,623
                                                                                             ------------    ---------
  Total assets ...........................................................................     13,807,419      702,032
                                                                                             ------------    ---------
Liabilities:
Payable for Trust shares purchased .......................................................        113,508        2,623
Payable for policy-related transactions ..................................................             --           --
                                                                                             ------------    ---------
  Total liabilities ......................................................................        113,508        2,623
                                                                                             ------------    ---------
Net Assets ...............................................................................   $ 13,693,911    $ 699,409
                                                                                             ============    =========
Net Assets:
Accumulation Units .......................................................................   $ 13,648,368    $ 699,052
Accumulation nonunitized .................................................................             --           --
Retained by Equitable Life in Separate Account FP ........................................         45,543          357
                                                                                             ------------    ---------
Total net assets .........................................................................   $ 13,693,911    $ 699,409
                                                                                             ============    =========
Investments in shares of The Trust, at cost ..............................................   $ 14,977,756    $ 690,950
Trust shares held
 Class A .................................................................................             --           --
 Class B .................................................................................      2,110,977       61,395
Units outstanding (000's):
IL Plus Original Series, IL COLI, Incentive Life COLI - Class A and B 0.00% ..............             31           --
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life
2000 Sales 1999 and after, Survivorship Incentive Life - Class A and B 0.60% .............            173            6
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life
2000 Sales 1999 and after - Class A and B 0.60% ..........................................             --           --
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000 - Class A and B
 0.60% ...................................................................................             --           --
IL Protector - Class A and B 0.80% .......................................................              1           --
Survivorship 2000 - Class A and B 0.90% ..................................................              6            1
Incentive Life 2000 Sales 1999 and after, Survivorship Incentive Life - Class B 0.60% ....             --           --
Survivorship Incentive Life - Class B 0.60% ..............................................             --           --
Accumulator Life - Class B 1.35% .........................................................             --           --
Unit value:
IL Plus Original Series, IL COLI, Incentive Life COLI - Class A and B 0.00% ..............   $      64.96    $  106.25
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life
2000 Sales 1999 and after, Survivorship Incentive Life - Class A and B 0.60% .............   $      64.44    $  106.09
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life
2000 Sales 1999 and after - Class A and B 0.60% ..........................................   $         --    $      --
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000 - Class A and B
 0.60% ...................................................................................   $         --    $      --
IL Protector - Class A and B 0.80% .......................................................   $      64.27    $  106.04
Survivorship 2000 - Class A and B 0.90% ..................................................   $      64.18    $  106.01
Incentive Life 2000 Sales 1999 and after, Survivorship Incentive Life - Class B 0.60% ....   $         --    $      --
Survivorship Incentive Life - Class B 0.60% ..............................................   $         --    $      --
Accumulator Life - Class B 1.35% .........................................................   $      63.79    $  105.90


                                                                                                   EQ/Mercury
                                                                                                      Basic
                                                                                                  Value Equity
                                                                                                --------------
Assets:
Investments in shares of The Trust, at fair value ........................................        $ 97,534,467
Receivable for Trust shares sold .........................................................                  --
Receivable for policy-related transactions ...............................................             131,827
                                                                                                  ------------
  Total assets ...........................................................................          97,666,294
                                                                                                  ------------
Liabilities:
Payable for Trust shares purchased .......................................................             134,938
Payable for policy-related transactions ..................................................                  --
                                                                                                  ------------
  Total liabilities ......................................................................             134,938
                                                                                                  ------------
Net Assets ...............................................................................        $ 97,531,356
                                                                                                  ============
Net Assets:
Accumulation Units .......................................................................        $ 97,457,327
Accumulation nonunitized .................................................................                  --
Retained by Equitable Life in Separate Account FP ........................................              74,029
                                                                                                  ------------
Total net assets .........................................................................        $ 97,531,356
                                                                                                  ============
Investments in shares of The Trust, at cost ..............................................        $ 96,650,871
Trust shares held
 Class A .................................................................................                  --
 Class B .................................................................................           7,081,515
Units outstanding (000's):
IL Plus Original Series, IL COLI, Incentive Life COLI - Class A and B 0.00% ..............                  96
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life
2000 Sales 1999 and after, Survivorship Incentive Life - Class A and B 0.60% .............                  --
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life
2000 Sales 1999 and after - Class A and B 0.60% ..........................................                 386
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000 - Class A and B
 0.60% ...................................................................................                  --
IL Protector - Class A and B 0.80% .......................................................                   4
Survivorship 2000 - Class A and B 0.90% ..................................................                  46
Incentive Life 2000 Sales 1999 and after, Survivorship Incentive Life - Class B 0.60% ....                  --
Survivorship Incentive Life - Class B 0.60% ..............................................                  20
Accumulator Life - Class B 1.35% .........................................................                  --
Unit value:
IL Plus Original Series, IL COLI, Incentive Life COLI - Class A and B 0.00% ..............        $     183.25
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life
2000 Sales 1999 and after, Survivorship Incentive Life - Class A and B 0.60% .............        $         --
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life
2000 Sales 1999 and after - Class A and B 0.60% ..........................................        $     178.18
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000 - Class A and B
 0.60% ...................................................................................        $         --
IL Protector - Class A and B 0.80% .......................................................        $     176.51
Survivorship 2000 - Class A and B 0.90% ..................................................        $     175.68
Incentive Life 2000 Sales 1999 and after, Survivorship Incentive Life - Class B 0.60% ....        $         --
Survivorship Incentive Life - Class B 0.60% ..............................................        $     116.52
Accumulator Life - Class B 1.35% .........................................................        $     132.83



                                                                                                   EQ/MFS
                                                                                                  Emerging
                                                                                                   Growth              EQ/MFS
                                                                                                 Companies        Investors Trust
                                                                                          -- -----------------   -----------------
Assets:
Investments in shares of The Trust, at fair value ........................................     $ 216,263,275        $ 4,121,986
Receivable for Trust shares sold .........................................................         4,683,326              8,883
Receivable for policy-related transactions ...............................................                --                 --
                                                                                               -------------        -----------
  Total assets ...........................................................................       220,946,601          4,130,869
                                                                                               -------------        -----------
Liabilities:
Payable for Trust shares purchased .......................................................                --                 --
Payable for policy-related transactions ..................................................         4,686,319             35,338
                                                                                               -------------        -----------
  Total liabilities ......................................................................         4,686,319             35,338
                                                                                               -------------        -----------
Net Assets ...............................................................................     $ 216,260,282        $ 4,095,531
                                                                                               =============        ===========
Net Assets:
Accumulation Units .......................................................................     $ 216,160,799        $ 4,077,341
Accumulation nonunitized .................................................................                --                 --
Retained by Equitable Life in Separate Account FP ........................................            99,483             18,190
                                                                                               -------------        -----------
Total net assets .........................................................................     $ 216,260,282        $ 4,095,531
                                                                                               =============        ===========
Investments in shares of The Trust, at cost ..............................................     $ 290,047,429        $ 4,532,668
Trust shares held
 Class A .................................................................................                --                 --
 Class B .................................................................................        15,783,363            459,475
Units outstanding (000's):
IL Plus Original Series, IL COLI, Incentive Life COLI - Class A and B 0.00% ..............               158                  6
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life
2000 Sales 1999 and after, Survivorship Incentive Life - Class A and B 0.60% .............                --                 41
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life
2000 Sales 1999 and after - Class A and B 0.60% ..........................................             1,163                 --
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000 - Class A and B
 0.60% ...................................................................................                --                 --
IL Protector - Class A and B 0.80% .......................................................                 9                 --
Survivorship 2000 - Class A and B 0.90% ..................................................                76                  1
Incentive Life 2000 Sales 1999 and after, Survivorship Incentive Life - Class B 0.60% ....                --                 --
Survivorship Incentive Life - Class B 0.60% ..............................................                74                 --
Accumulator Life - Class B 1.35% .........................................................                --                 --
Unit value:
IL Plus Original Series, IL COLI, Incentive Life COLI - Class A and B 0.00% ..............     $      153.10        $     86.36
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life
2000 Sales 1999 and after, Survivorship Incentive Life - Class A and B 0.60% .............     $          --        $     85.03
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life
2000 Sales 1999 and after - Class A and B 0.60% ..........................................     $      148.86        $        --
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000 - Class A and B
 0.60% ...................................................................................     $          --        $        --
IL Protector - Class A and B 0.80% .......................................................     $      147.47        $     84.59
Survivorship 2000 - Class A and B 0.90% ..................................................     $      146.78        $     84.37
Incentive Life 2000 Sales 1999 and after, Survivorship Incentive Life - Class B 0.60% ....     $          --        $        --
Survivorship Incentive Life - Class B 0.60% ..............................................     $       85.53        $        --
Accumulator Life - Class B 1.35% .........................................................     $       96.14        $     84.83




                                                                                                EQ/MFS
                                                                                               Research
                                                                                           ---------------
Assets:
Investments in shares of The Trust, at fair value ........................................   $ 57,601,743
Receivable for Trust shares sold .........................................................      1,222,382
Receivable for policy-related transactions ...............................................             --
                                                                                             ------------
  Total assets ...........................................................................     58,824,125
                                                                                             ------------
Liabilities:
Payable for Trust shares purchased .......................................................             --
Payable for policy-related transactions ..................................................      1,222,364
                                                                                             ------------
  Total liabilities ......................................................................      1,222,364
                                                                                             ------------
Net Assets ...............................................................................   $ 57,601,761
                                                                                             ============
Net Assets:
Accumulation Units .......................................................................   $ 57,536,534
Accumulation nonunitized .................................................................             --
Retained by Equitable Life in Separate Account FP ........................................         65,227
                                                                                             ------------
Total net assets .........................................................................   $ 57,601,761
                                                                                             ============
Investments in shares of The Trust, at cost ..............................................   $ 63,150,896
Trust shares held
 Class A .................................................................................             --
 Class B .................................................................................      5,127,746
Units outstanding (000's):
IL Plus Original Series, IL COLI, Incentive Life COLI - Class A and B 0.00% ..............             82
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life
2000 Sales 1999 and after, Survivorship Incentive Life - Class A and B 0.60% .............             --
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life
2000 Sales 1999 and after - Class A and B 0.60% ..........................................            323
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000 - Class A and B
 0.60% ...................................................................................             --
IL Protector - Class A and B 0.80% .......................................................              4
Survivorship 2000 - Class A and B 0.90% ..................................................             28
Incentive Life 2000 Sales 1999 and after, Survivorship Incentive Life - Class B 0.60% ....             --
Survivorship Incentive Life - Class B 0.60% ..............................................             17
Accumulator Life - Class B 1.35% .........................................................             --
Unit value:
IL Plus Original Series, IL COLI, Incentive Life COLI - Class A and B 0.00% ..............   $     131.34
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life
2000 Sales 1999 and after, Survivorship Incentive Life - Class A and B 0.60% .............   $         --
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life
2000 Sales 1999 and after - Class A and B 0.60% ..........................................   $     127.70
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000 - Class A and B
 0.60% ...................................................................................   $         --
IL Protector - Class A and B 0.80% .......................................................   $     126.51
Survivorship 2000 - Class A and B 0.90% ..................................................   $     125.91
Incentive Life 2000 Sales 1999 and after, Survivorship Incentive Life - Class B 0.60% ....   $         --
Survivorship Incentive Life - Class B 0.60% ..............................................   $      85.96
Accumulator Life - Class B 1.35% .........................................................   $      88.20


                                                                                               EQ/Putnam      EQ/T. Rowe Price
                                                                                            Growth & Income    International
                                                                                                 Value             Stock
                                                                                           ----------------- -----------------
Assets:
Investments in shares of The Trust, at fair value ........................................   $ 29,065,646      $ 52,906,817
Receivable for Trust shares sold .........................................................             --         3,140,808
Receivable for policy-related transactions ...............................................          4,489                --
                                                                                             ------------      ------------
  Total assets ...........................................................................     29,070,135        56,047,625
                                                                                             ------------      ------------
Liabilities:
Payable for Trust shares purchased .......................................................          8,994                --
Payable for policy-related transactions ..................................................             --         3,140,339
                                                                                             ------------      ------------
  Total liabilities ......................................................................          8,994         3,140,339
                                                                                             ------------      ------------
Net Assets ...............................................................................   $ 29,061,141      $ 52,907,286
                                                                                             ============      ============
Net Assets:
Accumulation Units .......................................................................   $ 29,004,102      $ 52,848,336
Accumulation nonunitized .................................................................             --                --
Retained by Equitable Life in Separate Account FP ........................................         57,039            58,950
                                                                                             ------------      ------------
Total net assets .........................................................................   $ 29,061,141      $ 52,907,286
                                                                                             ============      ============
Investments in shares of The Trust, at cost ..............................................   $ 30,524,807      $ 67,553,791
Trust shares held
 Class A .................................................................................             --                --
 Class B .................................................................................      2,577,866         6,339,550
Units outstanding (000's):
IL Plus Original Series, IL COLI, Incentive Life COLI - Class A and B 0.00% ..............             42               113
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life
2000 Sales 1999 and after, Survivorship Incentive Life - Class A and B 0.60% .............             --                --
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life
2000 Sales 1999 and after - Class A and B 0.60% ..........................................            159               395
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000 - Class A and B
 0.60% ...................................................................................             --                --
IL Protector - Class A and B 0.80% .......................................................              2                 2
Survivorship 2000 - Class A and B 0.90% ..................................................             16                52
Incentive Life 2000 Sales 1999 and after, Survivorship Incentive Life - Class B 0.60% ....             --                --
Survivorship Incentive Life - Class B 0.60% ..............................................             16                16
Accumulator Life - Class B 1.35% .........................................................             --                --
Unit value:
IL Plus Original Series, IL COLI, Incentive Life COLI - Class A and B 0.00% ..............   $     128.70      $      93.88
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life
2000 Sales 1999 and after, Survivorship Incentive Life - Class A and B 0.60% .............   $         --      $         --
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life
2000 Sales 1999 and after - Class A and B 0.60% ..........................................   $     125.14      $      91.28
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000 - Class A and B
 0.60% ...................................................................................   $         --      $         --
IL Protector - Class A and B 0.80% .......................................................   $     123.96      $      90.42
Survivorship 2000 - Class A and B 0.90% ..................................................   $     123.38      $      90.00
Incentive Life 2000 Sales 1999 and after, Survivorship Incentive Life - Class B 0.60% ....   $         --      $         --
Survivorship Incentive Life - Class B 0.60% ..............................................   $      87.82      $      81.73
Accumulator Life - Class B 1.35% .........................................................   $      95.74      $      79.63

-------
The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31,

                                                            EQ/Aggressive Stock
                                            ---------------------------------------------------
                                                   2001              2000             1999
                                            ----------------- ----------------- ---------------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ................  $    3,459,227    $    3,434,784    $   3,163,286
 Expenses:
  Mortality and expense risk charges ......       3,763,915         5,519,701        5,481,701
                                             --------------    --------------    -------------
Net Investment Income (Loss) ..............        (304,688)       (2,084,917)      (2,318,415)
                                             --------------    --------------    -------------
Realized and Unrealized Gain (Loss)
 on Investments:
  Realized gain (loss) on investments .....    (212,487,401)       67,261,897      (27,888,194)
  Realized gain distribution from The
   Trust ..................................              --        62,772,904       61,642,419
                                             --------------    --------------    -------------
 Net realized gain (loss) .................    (212,487,401)      130,034,801       33,754,225
                                             --------------    --------------    -------------
 Change in unrealized appreciation
  (depreciation) of investments ...........       3,263,156      (261,224,627)     132,094,676
                                             --------------    --------------    -------------
Net Realized and Unrealized Gain
 (Loss) on Investments ....................    (209,224,245)     (131,189,826)     165,848,901
                                             --------------    --------------    -------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ................  $ (209,528,933)   $ (133,274,743)   $ 163,530,486
                                             ==============    ==============    =============


                                                          EQ/Alliance Common Stock               EQ/Alliance Global
                                            ---------------------------------------------------- ------------------
                                                   2001               2000             1999             2001
                                            ----------------- ------------------- -------------- -----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ................  $   66,366,976    $      20,631,257   $ 20,107,533   $           --
 Expenses:
  Mortality and expense risk charges ......      16,024,667           19,465,147     19,069,959        3,004,676
                                             --------------    -----------------   ------------   --------------
Net Investment Income (Loss) ..............      50,342,309            1,166,110      1,037,574       (3,004,676)
                                             --------------    -----------------   ------------   --------------
Realized and Unrealized Gain (Loss)
 on Investments:
  Realized gain (loss) on investments .....    (102,598,622)         227,158,194    221,690,581     (149,274,922)
  Realized gain distribution from The
   Trust ..................................       3,428,990          596,359,479    497,324,765          229,470
                                             --------------    -----------------   ------------   --------------
 Net realized gain (loss) .................     (99,169,632)         823,517,673    719,015,346     (149,045,452)
                                             --------------    -----------------   ------------   --------------
 Change in unrealized appreciation
  (depreciation) of investments ...........    (277,010,784)      (1,333,854,337)    13,099,046       30,847,371
                                             --------------    -----------------   ------------   --------------
Net Realized and Unrealized Gain
 (Loss) on Investments ....................    (376,180,416)        (510,336,664)   732,114,392     (118,198,081)
                                             --------------    -----------------   ------------   --------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ................  $ (325,838,107)   $    (509,170,554)  $733,151,966   $ (121,202,757)
                                             ==============    =================   ============   ==============


                                                   EQ/Alliance Global
                                            ---------------------------------
                                                   2000             1999
                                            ----------------- ---------------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ................  $    1,173,280    $    561,424
 Expenses:
  Mortality and expense risk charges ......       4,131,640       3,438,444
                                             --------------    ------------
Net Investment Income (Loss) ..............      (2,958,360)     (2,877,020)
                                             --------------    ------------
Realized and Unrealized Gain (Loss)
 on Investments:
  Realized gain (loss) on investments .....      44,316,191      67,795,783
  Realized gain distribution from The
   Trust ..................................      66,324,943      44,485,709
                                             --------------    ------------
 Net realized gain (loss) .................     110,641,134     112,281,492
                                             --------------    ------------
 Change in unrealized appreciation
  (depreciation) of investments ...........    (247,293,351)     89,001,859
                                             --------------    ------------
Net Realized and Unrealized Gain
 (Loss) on Investments ....................    (136,652,217)    201,283,351
                                             --------------    ------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ................  $ (139,610,577)   $198,406,331
                                             ==============    ============

-------
(a) Commenced operations on June 4, 1999.
(b) Commenced operations on August 30, 1999.
(c) Commenced operations on May 2, 2000.
(d) Commenced operations on September 5, 2000.
(e) Commenced operations on October 22, 2001.
The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                     EQ/Alliance Growth and Income
                                            ------------------------------------------------
                                                  2001            2000             1999
                                            --------------- ---------------- ---------------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ................  $   3,584,835   $    2,446,807    $   530,384
 Expenses:
  Mortality and expense risk charges ......      1,879,561        1,420,402      1,048,745
                                             -------------   --------------    -----------
Net Investment Income (Loss) ..............      1,705,274        1,026,405       (518,361)
                                             -------------   --------------    -----------
Realized and Unrealized Gain (Loss)
 on Investments:
  Realized gain (loss) on investments .....     (9,356,403)      26,185,528        730,688
  Realized gain distribution from The
   Trust ..................................     15,642,007       27,698,101     20,855,872
                                             -------------   --------------    -----------
 Net realized gain (loss) .................      6,285,604       53,883,629     21,586,560
                                             -------------   --------------    -----------
 Change in unrealized appreciation
  (depreciation) of investments ...........    (14,338,526)     (35,037,744)    10,929,728
                                             -------------   --------------    -----------
Net Realized and Unrealized Gain
 (Loss) on Investments ....................     (8,052,922)      18,845,885     32,516,288
                                             -------------   --------------    -----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ................  $  (6,347,648)  $   19,872,290    $31,997,927
                                             =============   ==============    ===========



                                                       EQ/Alliance Growth Investors
                                            --------------------------------------------------
                                                   2001              2000            1999
                                            ----------------- ----------------- --------------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ................  $   20,405,940    $   21,379,395    $ 17,092,741
 Expenses:
  Mortality and expense risk charges ......       5,902,954         6,959,631       6,207,073
                                             --------------    --------------    ------------
Net Investment Income (Loss) ..............      14,502,986        14,419,764      10,885,668
                                             --------------    --------------    ------------
Realized and Unrealized Gain (Loss)
 on Investments:
  Realized gain (loss) on investments .....        (315,664)       16,392,372      15,284,978
  Realized gain distribution from The
   Trust ..................................              --        77,354,978     104,658,738
                                             --------------    --------------    ------------
 Net realized gain (loss) .................        (315,664)       93,747,350     119,943,716
                                             --------------    --------------    ------------
 Change in unrealized appreciation
  (depreciation) of investments ...........    (157,828,803)     (196,393,672)    120,308,421
                                             --------------    --------------    ------------
Net Realized and Unrealized Gain
 (Loss) on Investments ....................    (158,144,467)     (102,646,322)    240,252,137
                                             --------------    --------------    ------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ................  $ (143,641,481)   $  (88,226,558)   $251,137,805
                                             ==============    ==============    ============



                                                          EQ/Alliance High Yield
                                            -------------------------------------------------
                                                  2001             2000            1999
                                            ---------------- --------------------------------
Income and Expenses:
 Investment Income:                          $   11,845,816   $  14,140,763   $  17,378,455
  Dividends from The Trust ................
 Expenses:                                          663,565         730,110         889,065
  Mortality and expense risk charges ......  --------------   -------------   -------------
                                                 11,182,251      13,410,653      16,489,390
Net Investment Income (Loss) ..............  --------------   -------------   -------------

Realized and Unrealized Gain (Loss)
 on Investments:                                (19,177,544)    (14,615,073)    (15,192,553)
  Realized gain (loss) on investments .....
  Realized gain distribution from The                    --              --         161,999
   Trust ..................................  --------------   -------------   -------------
                                                (19,177,544)    (14,615,073)    (15,030,554)
 Net realized gain (loss) .................  --------------   -------------   -------------

 Change in unrealized appreciation                8,741,806     (11,205,680)     (7,843,498)
  (depreciation) of investments ...........  --------------   -------------   -------------

Net Realized and Unrealized Gain                (10,435,738)    (25,820,753)    (22,874,052)
 (Loss) on Investments ....................  --------------   -------------   -------------

Net Increase (Decrease) in Net Assets        $      746,513   $ (12,410,100)  $  (6,384,662)
 Resulting from Operations ................  ==============   =============   =============


-------
(a) Commenced operations on June 4, 1999.
(b) Commenced operations on August 30, 1999.
(c) Commenced operations on May 2, 2000.
(d) Commenced operations on September 5, 2000.
(e) Commenced operations on October 22, 2001.
The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                EQ/Alliance Intermediate
                                                  Government Securities
                                       -------------------------------------------
                                            2001          2000           1999
                                       ------------- ------------- ---------------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ...........  $4,259,499    $4,305,611    $   4,049,521
 Expenses:
  Mortality and expense risk charges .     252,420       193,617          378,916
                                        ----------    ----------    -------------
Net Investment Income (Loss) .........   4,007,079     4,111,994        3,670,605
                                        ----------    ----------    -------------
Realized and Unrealized Gain (Loss)
 on Investments:
  Realized gain (loss) on investments    1,290,483        (3,837)        (194,507)
  Realized gain distribution from The
   Trust .............................          --            --               --
                                        ----------    ----------    -------------
 Net realized gain (loss) ............   1,290,483        (3,837)        (194,507)
                                        ----------    ----------    -------------
 Change in unrealized appreciation
  (depreciation) of investments ......   1,797,986     2,567,919       (3,783,549)
                                        ----------    ----------    -------------
Net Realized and Unrealized Gain
 (Loss) on Investments ...............   3,088,469     2,564,082       (3,978,056)
                                        ----------    ----------    -------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ...........  $7,095,548    $6,676,076    $    (307,451)
                                        ==========    ==========    =============



                                                    EQ/Alliance International
                                       ---------------------------------------------------
                                              2001              2000             1999
                                       ----------------- ----------------- ---------------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ...........   $   1,012,415     $     367,531     $        --
 Expenses:
  Mortality and expense risk charges .         324,908           438,450         321,035
                                         -------------     -------------     -----------
Net Investment Income (Loss) .........         687,507           (70,919)       (321,035)
                                         -------------     -------------     -----------
Realized and Unrealized Gain (Loss)
 on Investments:
  Realized gain (loss) on investments       (8,267,592)       (1,758,393)      1,164,532
  Realized gain distribution from The
   Trust .............................         262,362         6,771,361       1,299,989
                                         -------------     -------------     -----------
 Net realized gain (loss) ............      (8,005,230)        5,012,968       2,464,521
                                         -------------     -------------     -----------
 Change in unrealized appreciation
  (depreciation) of investments ......      (9,474,456)      (26,115,157)     19,788,723
                                         -------------     -------------     -----------
Net Realized and Unrealized Gain
 (Loss) on Investments ...............     (17,479,686)      (21,102,189)     22,253,244
                                         -------------     -------------     -----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ...........   $ (16,792,179)    $ (21,173,108)    $21,932,209
                                         =============     =============     ===========



                                                  EQ/Alliance Money Market
                                        ---------------------------------------------
                                             2001            2000           1999
                                        -------------- ------------------------------

Income and Expenses:
 Investment Income:                      $ 14,248,528   $   20,530,134  $13,943,193
  Dividends from The Trust ...........
 Expenses:                                  2,107,718        1,779,469    1,613,234
  Mortality and expense risk charges .   ------------   --------------  -----------
                                           12,140,810       18,750,665   12,329,959
Net Investment Income (Loss) .........   ------------   --------------  -----------

Realized and Unrealized Gain (Loss)
 on Investments:                           (1,312,388)      13,088,236      517,935
  Realized gain (loss) on investments
  Realized gain distribution from The              --          429,300       10,344
   Trust .............................   ------------   --------------  -----------
                                           (1,312,388)      13,517,536      528,279
 Net realized gain (loss) ............   ------------   --------------  -----------

 Change in unrealized appreciation          2,210,091      (12,753,418)    (219,635)
  (depreciation) of investments ......   ------------   --------------  -----------

Net Realized and Unrealized Gain              897,703          764,118      308,644
 (Loss) on Investments ...............   ------------   --------------  -----------

Net Increase (Decrease) in Net Assets    $ 13,038,513   $   19,514,783  $12,638,603
 Resulting from Operations ...........   ============   ==============  ===========


-------
(a) Commenced operations on June 4, 1999.
(b) Commenced operations on August 30, 1999.
(c) Commenced operations on May 2, 2000.
(d) Commenced operations on September 5, 2000.
(e) Commenced operations on October 22, 2001.
The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                EQ/Alliance Premier Growth (a)
                                       -------------------------------------------------
                                              2001             2000            1999
                                       ----------------- ---------------- --------------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ...........  $        9,667    $   2,922,865     $   30,540
 Expenses:
  Mortality and expense risk charges .         955,890        2,519,013         63,730
                                        --------------    -------------     ----------
Net Investment Income (Loss) .........        (946,223)         403,852        (33,190)
                                        --------------    -------------     ----------
Realized and Unrealized Gain (Loss)
 on Investments:
  Realized gain (loss) on investments     (127,060,769)       1,799,789         83,605
  Realized gain distribution from The
   Trust .............................              --               --        106,890
                                        --------------    -------------     ----------
 Net realized gain (loss) ............    (127,060,769)       1,799,789        190,495
                                        --------------    -------------     ----------
 Change in unrealized appreciation
  (depreciation) of investments ......      66,507,612      (83,349,563)     5,068,707
                                        --------------    -------------     ----------
Net Realized and Unrealized Gain
 (Loss) on Investments ...............     (60,553,157)     (81,549,774)     5,259,202
                                        --------------    -------------     ----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ...........  $  (61,499,380)   $ (81,145,922)    $5,226,012
                                        ==============    =============     ==========



                                                  EQ/Alliance Quality Bond
                                       -----------------------------------------------
                                             2001           2000            1999
                                       --------------- -------------- ----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ...........  $  7,364,252    $ 27,213,134   $  12,542,857
 Expenses:
  Mortality and expense risk charges .       885,373       2,318,268       1,329,147
                                        ------------    ------------   -------------
Net Investment Income (Loss) .........     6,478,879      24,894,866      11,213,710
                                        ------------    ------------   -------------
Realized and Unrealized Gain (Loss)
 on Investments:
  Realized gain (loss) on investments     16,218,499      (1,145,872)     (1,493,664)
  Realized gain distribution from The
   Trust .............................            --              --         870,458
                                        ------------    ------------   -------------
 Net realized gain (loss) ............    16,218,499      (1,145,872)       (623,206)
                                        ------------    ------------   -------------
 Change in unrealized appreciation
  (depreciation) of investments ......    (6,369,381)     21,376,212     (16,621,791)
                                        ------------    ------------   -------------
Net Realized and Unrealized Gain
 (Loss) on Investments ...............     9,849,118      20,230,340     (17,244,997)
                                        ------------    ------------   -------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ...........  $ 16,327,997    $ 45,125,206   $  (6,031,287)
                                        ============    ============   =============





                                                  EQ/Alliance Small Cap Growth
                                       ------------------------------------------------
                                             2001             2000            1999
                                       ---------------- -------------------------------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ...........  $   1,582,483    $           --   $        --
 Expenses:
  Mortality and expense risk charges .        753,493           616,222       284,347
                                        -------------    --------------   -----------
Net Investment Income (Loss) .........        828,990          (616,222)     (284,347)
                                        -------------    --------------   -----------
Realized and Unrealized Gain (Loss)
 on Investments:
  Realized gain (loss) on investments     (29,857,146)       35,932,898     4,345,484
  Realized gain distribution from The
   Trust .............................        647,769        16,396,188            --
                                        -------------    --------------   -----------
 Net realized gain (loss) ............    (29,209,377)       52,329,086     4,345,484
                                        -------------    --------------   -----------
 Change in unrealized appreciation
  (depreciation) of investments ......     10,471,452       (35,002,229)   15,295,322
                                        -------------    --------------   -----------
Net Realized and Unrealized Gain
 (Loss) on Investments ...............    (18,737,925)       17,326,857    19,640,806
                                        -------------    --------------   -----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ...........  $ (17,908,935)   $   16,710,635   $19,356,459
                                        =============    ==============   ===========

-------
(a) Commenced operations on June 4, 1999.
(b) Commenced operations on August 30, 1999.
(c) Commenced operations on May 2, 2000.
(d) Commenced operations on September 5, 2000.
(e) Commenced operations on October 22, 2001.
The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                          EQ/Alliance Technology (c)      EQ/AXP New Dimensions (d)
                                       --------------------------------- ---------------------------
                                             2001             2000            2001          2000
                                       ---------------- ---------------- ------------- -------------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ...........  $       5,346    $          --    $    4,974     $   1,043
 Expenses:
  Mortality and expense risk charges .        221,007           76,288         9,892           240
                                        -------------    -------------    ----------     ---------
Net Investment Income (Loss) .........       (215,661)         (76,288)       (4,918)          803
                                        -------------    -------------    ----------     ---------
Realized and Unrealized Gain (Loss)
 on Investments:
  Realized gain (loss) on investments     (18,298,009)        (506,295)     (117,138)       (1,822)
  Realized gain distribution from The
   Trust .............................             --               --            --            --
                                        -------------    -------------    ----------     ---------
 Net realized gain (loss) ............     18,298,009         (506,295)     (117,138)       (1,822)
                                        -------------    -------------    ----------     ---------
 Change in unrealized appreciation
  (depreciation) of investments ......      7,601,879      (10,564,821)      (97,780)      (97,042)
                                        -------------    -------------    ----------     ---------
Net Realized and Unrealized Gain
 (Loss) on Investments ...............    (10,696,130)     (11,071,116)     (214,918)      (98,864)
                                        -------------    -------------    ----------     ---------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ...........  $ (10,911,791)   $ (11,147,404)   $ (219,836)    $ (98,061)
                                        =============    =============    ==========     =========




                                     EQ/AXP Strategy Aggressive (d)                     EQ/Balanced
                                     ------------------------------  -------------------------------------------------
                                            2001          2000            2001              2000            1999
                                     --------------- -------------   ---------------- ----------------- --------------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ...........  $       --    $      742    $  18,337,028    $    17,202,195   $14,371,360
 Expenses:
  Mortality and expense risk charges .       7,936           694        3,720,250          3,249,089     3,107,759
                                        ----------    ----------    -------------    ---------------   -----------
Net Investment Income (Loss) .........      (7,936)           48       14,616,778         13,953,106    11,263,601
                                        ----------    ----------    -------------    ---------------   -----------
Realized and Unrealized Gain (Loss)
 on Investments:
  Realized gain (loss) on investments     (219,356)     (145,965)      (7,624,110)         7,620,389     9,085,444
  Realized gain distribution from The
   Trust .............................          --            --               --         84,212,310    50,638,464
                                        ----------    ----------    -------------    ---------------   -----------
 Net realized gain (loss) ............    (219,356)     (145,965)      (7,624,110)        91,832,699    59,723,908
                                        ----------    ----------    -------------    ---------------   -----------
 Change in unrealized appreciation
  (depreciation) of investments ......    (267,292)     (200,326)     (31,738,236)      (115,634,605)   11,891,088
                                        ----------    ----------    -------------    ---------------   -----------
Net Realized and Unrealized Gain
 (Loss) on Investments ...............    (486,648)     (346,291)     (39,362,346)       (23,801,906)   71,614,996
                                        ----------    ----------    -------------    ---------------   -----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ...........  $ (494,584)   $ (346,243)   $ (24,745,568)   $    (9,848,800)  $82,878,597
                                        ==========    ==========    =============    ===============   ===========

-------
(a) Commenced operations on June 4, 1999.
(b) Commenced operations on August 30, 1999.
(c) Commenced operations on May 2, 2000.
(d) Commenced operations on September 5, 2000.
(e) Commenced operations on October 22, 2001.
The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                   EQ/Bernstein
                                                  Diversified Value      EQ/Capital Guardian Research (b)
                                            --------------------------- ----------------------------------
                                                  2001          2000        2001        2000       1999
                                            --------------- ----------- ------------ ---------- ----------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ................  $     717,948   $  4,179    $   15,176   $35,181    $   280
 Expenses:
  Mortality and expense risk charges ......        236,038        875        21,187     5,502        209
                                             -------------   --------    ----------   -------    -------
Net Investment Income (Loss) ..............        481,910      3,304        (6,011)   29,679         71
                                             -------------   --------    ----------   -------    -------
Realized and Unrealized Gain (Loss)
 on Investments:
  Realized gain (loss) on investments .....       (429,986)    (2,223)      (96,597)   30,415      2,810
  Realized gain distribution from The
   Trust ..................................      1,424,280         --            --        --         27
                                             -------------   --------    ----------   -------    -------
 Net realized gain (loss) .................        994,294     (2,223)      (96,597)   30,415      2,837
                                             -------------   --------    ----------   -------    -------
 Change in unrealized appreciation
  (depreciation) of investments ...........     (2,419,314)    10,394       105,383     9,596     11,093
                                             -------------   --------    ----------   -------    -------
Net Realized and Unrealized Gain
 (Loss) on Investments ....................     (1,425,020)     8,171         8,786    40,011     13,930
                                             -------------   --------    ----------   -------    -------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ................  $    (943,110)  $ 11,475    $    2,775   $69,690    $14,001
                                             =============   ========    ==========   =======    =======



                                            EQ/Capital Guardian U.S. Equity (b)
                                            -----------------------------------
                                                2001        2000       1999
                                            ------------ ---------- ---------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ................  $  24,798    $34,131    $ 1,159
 Expenses:
  Mortality and expense risk charges ......     21,388      5,877        378
                                             ---------    -------    -------
Net Investment Income (Loss) ..............      3,410     28,254        781
                                             ---------    -------    -------
Realized and Unrealized Gain (Loss)
 on Investments:
  Realized gain (loss) on investments .....    (56,949)    16,165        451
  Realized gain distribution from The
   Trust ..................................         --      5,315      1,508
                                             ---------    -------    -------
 Net realized gain (loss) .................    (56,949)    21,480      1,959
                                             ---------    -------    -------
 Change in unrealized appreciation
  (depreciation) of investments ...........    154,385      6,999     17,325
                                             ---------    -------    -------
Net Realized and Unrealized Gain
 (Loss) on Investments ....................     97,436     28,479     19,284
                                             ---------    -------    -------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ................  $ 100,846    $56,733    $20,065
                                             =========    =======    =======

-------
(a) Commenced operations on June 4, 1999.
(b) Commenced operations on August 30, 1999.
(c) Commenced operations on May 2, 2000.
(d) Commenced operations on September 5, 2000.
(e) Commenced operations on October 22, 2001.
The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                     EQ/Emerging Markets Equity
                                          ------------------------------------------------
                                                2001             2000            1999
                                          ---------------- ---------------- --------------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ..............  $          --    $   3,734,636    $        --
 Expenses:
  Mortality and expense risk charges ....        164,902          225,716         66,405
                                           -------------    -------------    -----------
Net Investment Income (Loss) ............       (164,902)       3,508,920        (66,405)
                                           -------------    -------------    -----------
Realized and Unrealized Gain (Loss)
 on Investments:
  Realized gain (loss) on investments ...    (15,753,531)       3,112,222        363,825
  Realized gain distribution from The
   Trust ................................         53,866        1,317,840        394,053
                                           -------------    -------------    -----------
 Net realized gain (loss) ...............    (15,699,665)       4,430,062        757,878
                                           -------------    -------------    -----------
 Change in unrealized appreciation
  (depreciation) of investments .........     13,760,152      (36,201,861)    13,987,219
                                           -------------    -------------    -----------
Net Realized and Unrealized Gain
 (Loss) on Investments ..................     (1,939,513)     (31,771,799)    14,745,097
                                           -------------    -------------    -----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ..............  $  (2,104,415)   $ (28,262,879)   $14,678,692
                                           =============    =============    ===========



                                                         EQ/Equity 500 Index                       EQ/Evergreen Omega (a)
                                          -------------------------------------------------- -----------------------------------
                                                2001              2000             1999           2001         2000       1999
                                          ---------------- ----------------- --------------- ------------- ------------ --------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ..............  $   6,734,669    $    4,807,410    $  7,575,355    $      110    $   1,189    $   99
 Expenses:
  Mortality and expense risk charges ....      3,292,002         3,730,581       3,729,959         4,270        1,838        18
                                           -------------    --------------    ------------    ----------    ---------    ------
Net Investment Income (Loss) ............      3,442,667         1,076,829       3,845,396        (4,160)        (649)       81
                                           -------------    --------------    ------------    ----------    ---------    ------
Realized and Unrealized Gain (Loss)
 on Investments:
  Realized gain (loss) on investments ...    (50,673,179)      125,289,487      21,008,249       (39,991)     (18,345)       20
  Realized gain distribution from The
   Trust ................................        330,459        29,072,151       6,196,508            --           --        --
                                           -------------    --------------    ------------    ----------    ---------    ------
 Net realized gain (loss) ...............    (50,342,720)      154,361,638      27,204,757       (39,991)     (18,345)       20
                                           -------------    --------------    ------------    ----------    ---------    ------
 Change in unrealized appreciation
  (depreciation) of investments .........    (34,420,555)     (231,136,418)     92,088,291       (69,937)     (47,080)    1,450
                                           -------------    --------------    ------------    ----------    ---------    ------
Net Realized and Unrealized Gain
 (Loss) on Investments ..................    (84,763,275)      (76,774,780)    119,293,048      (109,928)     (65,425)    1,470
                                           -------------    --------------    ------------    ----------    ---------    ------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ..............  $ (81,320,608)   $  (75,697,951)   $123,138,444    $ (114,088)   $ (66,074)   $1,551
                                           =============    ==============    ============    ==========    =========    ======

-------
(a) Commenced operations on June 4, 1999.
(b) Commenced operations on August 30, 1999.
(c) Commenced operations on May 2, 2000.
(d) Commenced operations on September 5, 2000.
(e) Commenced operations on October 22, 2001.
The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                EQ/FI Mid Cap (d)              EQ/FI Small/Mid Cap Value
                                            ------------------------ -------------------------------------------
                                                 2001         2000        2001          2000           1999
                                            -------------- --------- ------------- ------------- ---------------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ................   $   21,223    $ 2,614   $  400,316    $  355,229    $      67,108
 Expenses:
  Mortality and expense risk charges ......       44,269        895      275,246       171,556          180,999
                                              ----------    -------   ----------    ----------    -------------
Net Investment Income (Loss) ..............      (23,046)     1,719      125,070       183,673         (113,891)
                                              ----------    -------   ----------    ----------    -------------
Realized and Unrealized Gain (Loss)
 on Investments:
  Realized gain (loss) on investments .....     (487,515)    22,280      138,857      (925,533)      (1,591,217)
  Realized gain distribution from The
   Trust ..................................           --         --           --            --               --
                                              ----------    -------   ----------    ----------    -------------
 Net realized gain (loss) .................     (487,515)    22,280      138,857      (925,533)      (1,591,217)
                                              ----------    -------   ----------    ----------    -------------
 Change in unrealized appreciation
  (depreciation) of investments ...........      115,983     45,777    2,231,073     2,355,805        1,920,459
                                              ----------    -------   ----------    ----------    -------------
Net Realized and Unrealized Gain
 (Loss) on Investments ....................     (371,532)    68,057    2,369,930     1,430,272          329,242
                                              ----------    -------   ----------    ----------    -------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ................   $ (394,578)   $69,776   $2,495,000    $1,613,945    $     215,351
                                              ==========    =======   ==========    ==========    =============



                                            EQ/Janus Large Cap Growth (d)  EQ/Marsico Focus (e)
                                            ----------------------------- ----------------------
                                                  2001           2000              2001
                                            --------------- ------------- ----------------------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ................  $      1,409    $    4,295           $   --
 Expenses:
  Mortality and expense risk charges ......        45,823         2,998              365
                                             ------------    ----------           ------
Net Investment Income (Loss) ..............       (44,414)        1,297             (365)
                                             ------------    ----------           ------
Realized and Unrealized Gain (Loss)
 on Investments:
  Realized gain (loss) on investments .....    (1,095,410)       (3,341)             159
  Realized gain distribution from The
   Trust ..................................            --            --               --
                                             ------------    ----------           ------
 Net realized gain (loss) .................    (1,095,410)       (3,341)             159
                                             ------------    ----------           ------
 Change in unrealized appreciation
  (depreciation) of investments ...........    (1,003,017)     (280,573)           8,459
                                             ------------    ----------           ------
Net Realized and Unrealized Gain
 (Loss) on Investments ....................    (2,098,427)     (283,914)           8,618
                                             ------------    ----------           ------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ................  $ (2,142,841)   $ (282,617)          $8,253
                                             ============    ==========           ======

-------
(a) Commenced operations on June 4, 1999.
(b) Commenced operations on August 30, 1999.
(c) Commenced operations on May 2, 2000.
(d) Commenced operations on September 5, 2000.
(e) Commenced operations on October 22, 2001.
The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                  EQ/Mercury Basic Value Equity
                                            -----------------------------------------
                                                 2001          2000          1999
                                            ------------- ------------- -------------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ................  $2,910,068    $2,558,007    $  468,257
 Expenses:
  Mortality and expense risk charges ......     370,568       229,991       153,456
                                             ----------    ----------    ----------
Net Investment Income (Loss) ..............   2,539,500     2,328,016       314,801
                                             ----------    ----------    ----------
Realized and Unrealized Gain (Loss)
 on Investments:
  Realized gain (loss) on investments .....     164,816       622,843       426,168
  Realized gain distribution from The
   Trust ..................................   2,018,991     2,512,090     1,963,197
                                             ----------    ----------    ----------
 Net realized gain (loss) .................   2,183,807     3,134,933     2,389,365
                                             ----------    ----------    ----------
 Change in unrealized appreciation
  (depreciation) of investments ...........    (467,046)       80,020     1,362,581
                                             ----------    ----------    ----------
Net Realized and Unrealized Gain
 (Loss) on Investments ....................   1,716,761     3,214,953     3,751,946
                                             ----------    ----------    ----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ................  $4,256,261    $5,542,969    $4,066,747
                                             ==========    ==========    ==========



                                                     EQ/MFS Emerging Growth Companies
                                            ---------------------------------------------------
                                                   2001              2000             1999
                                            ----------------- ----------------- ---------------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ................  $       56,327    $    6,008,229     $        --
 Expenses:
  Mortality and expense risk charges ......       1,308,762         1,768,620         640,976
                                             --------------    --------------     -----------
Net Investment Income (Loss) ..............      (1,252,435)        4,239,609        (640,976)
                                             --------------    --------------     -----------
Realized and Unrealized Gain (Loss)
 on Investments:
  Realized gain (loss) on investments .....     (79,597,391)       28,942,316      13,577,250
  Realized gain distribution from The
   Trust ..................................              --        13,303,804       3,969,879
                                             --------------    --------------     -----------
 Net realized gain (loss) .................     (79,597,391)       42,246,120      17,547,129
                                             --------------    --------------     -----------
 Change in unrealized appreciation
  (depreciation) of investments ...........     (29,752,357)     (121,109,758)     70,081,784
                                             --------------    --------------     -----------
Net Realized and Unrealized Gain
 (Loss) on Investments ....................    (109,349,748)      (78,863,638)     87,628,913
                                             --------------    --------------     -----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ................  $ (110,602,183)   $  (74,624,029)    $86,987,937
                                             ==============    ==============     ===========



                                                 EQ/MFS Investors Trust (a)
                                            --------------------------------------
                                                 2001          2000        1999
                                            -------------- -----------------------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ................   $   17,243    $   7,045    $ 1,268
 Expenses:
  Mortality and expense risk charges ......       17,100        5,820        431
                                              ----------    ---------    -------
Net Investment Income (Loss) ..............          143        1,225        837
                                              ----------    ---------    -------
Realized and Unrealized Gain (Loss)
 on Investments:
  Realized gain (loss) on investments .....      (95,215)      13,705       (227)
  Realized gain distribution from The
   Trust ..................................           --           --         --
                                              ----------    ---------    -------
 Net realized gain (loss) .................      (95,215)      13,705       (227)
                                              ----------    ---------    -------
 Change in unrealized appreciation
  (depreciation) of investments ...........     (389,623)     (41,696)    20,637
                                              ----------    ---------    -------
Net Realized and Unrealized Gain
 (Loss) on Investments ....................     (484,838)     (27,991)    20,410
                                              ----------    ---------    -------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ................   $ (484,695)   $ (26,766)   $21,247
                                              ==========    =========    =======

-------
(a) Commenced operations on June 4, 1999.
(b) Commenced operations on August 30, 1999.
(c) Commenced operations on May 2, 2000.
(d) Commenced operations on September 5, 2000.
(e) Commenced operations on October 22, 2001.
The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (Concluded)

FOR THE YEARS ENDED DECEMBER 31,


                                                        EQ/MFS Research
                                        -----------------------------------------------
                                              2001             2000            1999
                                        ---------------- ---------------- -------------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ............  $      68,268    $     527,991    $   52,831
 Expenses:
  Mortality and expense risk charges ..        321,416          322,223       208,639
                                         -------------    -------------    ----------
Net Investment Income (Loss) ..........       (253,148)         205,768      (155,808)
                                         -------------    -------------    ----------
Realized and Unrealized Gain (Loss)
 on Investments:
  Realized gain (loss) on investments .    (17,827,122)       6,836,827       995,232
  Realized gain distribution from The
   Trust ..............................      1,459,930        5,191,785     1,086,222
                                         -------------    -------------    ----------
 Net realized gain (loss) .............    (16,367,192)      12,028,612     2,081,454
                                         -------------    -------------    ----------
 Change in unrealized appreciation
  (depreciation) of investments .......      1,531,301      (17,114,439)    6,720,924
                                         -------------    -------------    ----------
Net Realized and Unrealized Gain
 (Loss) on Investments ................    (14,835,891)      (5,085,827)    8,802,378
                                         -------------    -------------    ----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ............  $ (15,089,039)   $  (4,880,059)   $8,646,570
                                         =============    =============    ==========




                                               EQ/Putnam Growth & Income Value
                                        ---------------------------------------------
                                              2001           2000           1999
                                        --------------- ------------- ---------------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ............  $    271,562    $  237,259    $     278,910
 Expenses:
  Mortality and expense risk charges ..       133,534       111,139          110,374
                                         ------------    ----------    -------------
Net Investment Income (Loss) ..........       138,028       126,120          168,536
                                         ------------    ----------    -------------
Realized and Unrealized Gain (Loss)
 on Investments:
  Realized gain (loss) on investments .      (289,234)     (439,753)         276,186
  Realized gain distribution from The
   Trust ..............................            --            --        1,499,307
                                         ------------    ----------    -------------
 Net realized gain (loss) .............      (289,234)     (439,753)       1,775,493
                                         ------------    ----------    -------------
 Change in unrealized appreciation
  (depreciation) of investments .......    (1,766,064)    1,779,700       (2,633,398)
                                         ------------    ----------    -------------
Net Realized and Unrealized Gain
 (Loss) on Investments ................    (2,055,298)    1,339,947         (857,905)
                                         ------------    ----------    -------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ............  $ (1,917,270)   $1,466,067    $    (689,369)
                                         ============    ==========    =============



                                                                 EQ/T. Rowe Price
                                                                International Stock
                                                 -------------------------------------------------
                                                        2001             2000             1999
                                                 ----------------- -------------------------------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ............            $     114,232    $      19,551    $   192,580
 Expenses:
  Mortality and expense risk charges ..                  264,512          299,185        200,684
                                                   -------------    -------------    -----------
Net Investment Income (Loss) ..........                 (150,280)        (279,634)         8,104
                                                   -------------    -------------    -----------
Realized and Unrealized Gain (Loss)
 on Investments:
  Realized gain (loss) on investments .               (6,943,616)       2,210,907      4,626,661
  Realized gain distribution from The
   Trust ..............................                    8,452        4,843,178        583,215
                                                   -------------    -------------    -----------
 Net realized gain (loss) .............               (6,935,164)       7,054,085      5,209,876
                                                   -------------    -------------    -----------
 Change in unrealized appreciation
  (depreciation) of investments .......               (6,085,964)     (17,906,392)     7,742,298
                                                   -------------    -------------    -----------
Net Realized and Unrealized Gain
 (Loss) on Investments ................              (13,021,128)     (10,852,307)    12,952,174
                                                   -------------    -------------    -----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ............            $ (13,171,408)   $ (11,131,941)   $12,944,070
                                                   =============    =============    ===========

-------
(a) Commenced operations on June 4, 1999.
(b) Commenced operations on August 30, 1999.
(c) Commenced operations on May 2, 2000.
(d) Commenced operations on September 5, 2000.
(e) Commenced operations on October 22, 2001.
The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31,


                                                                EQ/Aggressive Stock
                                               ------------------------------------------------------
                                                      2001              2000              1999
                                               ----------------- ----------------- ------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ................  $      (304,688)  $    (2,084,917)   $   (2,318,415)
 Net realized gain (loss) on investments .....     (212,487,401)      130,034,801        33,754,225
 Change in unrealized appreciation
  (depreciation) on investments ..............        3,263,156      (261,224,627)      132,094,676
                                                ---------------   ---------------    --------------
 Net increase (decrease) in net assets from
  operations .................................     (209,528,933)     (133,274,743)      163,530,486
                                                ---------------   ---------------    --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners ......       96,108,525       122,336,721       145,241,493
  Transfers between funds and guaranteed
   interest account, net .....................      (44,712,711)     (113,067,315)     (131,040,290)
  Transfers for contract benefits and
   terminations ..............................      (33,567,150)      (41,817,294)      (41,821,443)
  Contract maintenance charges ...............      (49,339,864)      (53,052,495)      (57,256,360)
                                                ---------------   ---------------    --------------
Net increase (decrease) in net assets from
 contractowners transactions .................      (31,511,200)      (85,600,383)      (84,876,600)
                                                ---------------   ---------------    --------------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account FP .......           73,978      (221,437,380)        2,197,124
                                                ---------------   ---------------    --------------
Increase (Decrease) in Net Assets ............     (240,966,155)      (21,327,952)       80,851,010
Net Assets - Beginning of Period .............      830,607,683     1,052,045,063       971,194,053
                                                ---------------   ---------------    --------------
Net Assets - End of Period ...................  $   589,641,528   $   830,607,683    $1,052,045,063
                                                ===============   ===============    ==============




                                                               EQ/Alliance Common Stock
                                               --------------------------------------------------------
                                                      2001                2000               1999
                                               ------------------ ------------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ................   $   50,342,309    $       1,166,110   $    1,037,574
 Net realized gain (loss) on investments .....      (99,169,632)         823,517,673      719,015,346
 Change in unrealized appreciation
  (depreciation) on investments ..............     (277,010,784)      (1,333,854,337)      13,099,046
                                                 --------------    -----------------   --------------
 Net increase (decrease) in net assets from
  operations .................................     (325,838,107)        (509,170,554)     733,151,966
                                                 --------------    -----------------   --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners ......      316,285,256          358,046,737      361,261,385
  Transfers between funds and guaranteed
   interest account, net .....................     (103,425,024)        (396,289,850)      (6,084,277)
  Transfers for contract benefits and
   terminations ..............................     (112,788,632)        (129,262,766)    (107,811,075)
  Contract maintenance charges ...............     (151,157,302)        (147,249,534)    (138,531,902)
                                                 --------------    -----------------   --------------
Net increase (decrease) in net assets from
 contractowners transactions .................      (51,085,702)        (314,755,413)     108,834,130
                                                 --------------    -----------------   --------------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account FP .......          162,962            3,190,692       (5,343,344)
                                                 --------------    -----------------   --------------
Increase (Decrease) in Net Assets ............     (376,760,847)        (820,735,275)     836,642,752
Net Assets - Beginning of Period .............    2,959,133,917        3,779,869,192    2,943,226,440
                                                 --------------    -----------------   --------------
Net Assets - End of Period ...................   $2,582,373,070    $   2,959,133,917   $3,779,869,192
                                                 ==============    =================   ==============




                                                               EQ/Alliance Global
                                               ---------------------------------------------------
                                                      2001              2000             1999
                                               ---------------------------------------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ................  $    (3,004,676)  $    (2,958,360)  $  (2,877,020)
 Net realized gain (loss) on investments .....     (149,045,452)      110,641,134     112,281,492
 Change in unrealized appreciation
  (depreciation) on investments ..............       30,847,371      (247,293,351)     89,001,859
                                                ---------------   ---------------   -------------
 Net increase (decrease) in net assets from
  operations .................................     (121,202,757)     (139,610,577)    198,406,331
                                                ---------------   ---------------   -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners ......       65,626,144        80,791,023      71,950,825
  Transfers between funds and guaranteed
   interest account, net .....................      (29,008,478)         (873,557)    (19,514,700)
  Transfers for contract benefits and
   terminations ..............................      (23,554,931)      (28,772,452)    (24,209,649)
  Contract maintenance charges ...............      (30,141,778)      (29,817,062)    (27,461,922)
                                                ---------------   ---------------   -------------
Net increase (decrease) in net assets from
 contractowners transactions .................      (17,079,043)       21,327,952        (764,554)
                                                ---------------   ---------------   -------------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account FP .......         (210,391)         (223,279)         23,216
                                                ---------------   ---------------   -------------
Increase (Decrease) in Net Assets ............     (138,492,191)     (118,505,904)    199,195,101
Net Assets - Beginning of Period .............      606,396,330       724,902,234     525,707,133
                                                ---------------   ---------------   -------------
Net Assets - End of Period ...................  $   467,904,139   $   606,396,330   $ 724,902,234
                                                ===============   ===============   =============

-------
(a) Commenced operations on June 4, 1999.
(b) Commenced operations on August 30, 1999.
(c) Commenced operations on May 2, 2000.
(d) Commenced operations on September 5, 2000.
(e) Commenced operations on October 22, 2001.
The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                            EQ/Alliance Growth and Income
                                                  --------------------------------------------------
                                                        2001             2000             1999
                                                  ---------------- ---------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................  $   1,705,274    $   1,026,405    $    (518,361)
 Net realized gain (loss) on investments ........      6,285,604       53,883,629       21,586,560
 Change in unrealized appreciation
  (depreciation) on investments .................    (14,338,526)     (35,037,744)      10,929,728
                                                   -------------    -------------    -------------
 Net increase (decrease) in net assets from
  operations ....................................     (6,347,648)      19,872,290       31,997,927
                                                   -------------    -------------    -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........     63,003,886       51,375,171       43,151,141
  Transfers between funds and guaranteed
   interest account, net ........................     61,784,294       18,026,255       22,904,422
  Transfers for contract benefits and
   terminations .................................    (12,314,818)     (12,474,188)      (5,529,385)
  Contract maintenance charges ..................    (20,046,318)     (14,381,414)     (11,510,715)
                                                   -------------    -------------    -------------
Net increase (decrease) in net assets from
 contractowners transactions ....................     92,427,044       42,545,824       49,015,463
                                                   -------------    -------------    -------------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account FP ..........         21,489           29,752         (144,843)
                                                   -------------    -------------    -------------
Increase (Decrease) in Net Assets ...............     86,100,885       62,447,866       80,868,547
Net Assets - Beginning of Period ................    294,767,515      232,319,649      151,451,102
                                                   -------------    -------------    -------------
Net Assets - End of Period ......................  $ 380,868,400    $ 294,767,515    $ 232,319,649
                                                   =============    =============    =============




                                                               EQ/Alliance Growth Investors
                                                  ------------------------------------------------------
                                                         2001              2000              1999
                                                  ----------------- ----------------- ------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................  $    14,502,986   $   14,419,764     $   10,885,668
 Net realized gain (loss) on investments ........         (315,664)      93,747,350        119,943,716
 Change in unrealized appreciation
  (depreciation) on investments .................     (157,828,803)    (196,393,672)       120,308,421
                                                   ---------------   --------------     --------------
 Net increase (decrease) in net assets from
  operations ....................................     (143,641,481)     (88,226,558)       251,137,805
                                                   ---------------   --------------     --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........      103,260,635      114,476,090        118,892,312
  Transfers between funds and guaranteed
   interest account, net ........................      (35,376,168)     (18,160,356)       (33,233,500)
  Transfers for contract benefits and
   terminations .................................      (52,850,001)     (43,839,962)       (44,435,531)
  Contract maintenance charges ..................      (55,701,103)     (54,298,453)       (53,085,072)
                                                   ---------------   --------------     --------------
Net increase (decrease) in net assets from
 contractowners transactions ....................      (40,666,637)      (1,822,681)       (11,861,791)
                                                   ---------------   --------------     --------------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account FP ..........         (208,130)          48,135           (471,570)
                                                   ---------------   --------------     --------------
Increase (Decrease) in Net Assets ...............     (184,516,248)     (90,001,104)       238,804,444
Net Assets - Beginning of Period ................    1,126,891,245    1,216,892,349        978,087,905
                                                   ---------------   --------------     --------------
Net Assets - End of Period ......................  $   942,374,997   $1,126,891,245     $1,216,892,349
                                                   ===============   ==============     ==============



                                                               EQ/Alliance High Yield
                                                  -------------------------------------------------
                                                        2001            2000             1999
                                                  -------------------------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................  $  11,182,251   $  13,410,653    $  16,489,390
 Net realized gain (loss) on investments ........    (19,177,544)    (14,615,073)     (15,030,554)
 Change in unrealized appreciation
  (depreciation) on investments .................      8,741,806     (11,205,680)      (7,843,498)
                                                   -------------   -------------    -------------
 Net increase (decrease) in net assets from
  operations ....................................        746,513     (12,410,100)      (6,384,662)
                                                   -------------   -------------    -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........     18,089,741      24,114,311       30,001,760
  Transfers between funds and guaranteed
   interest account, net ........................     (3,097,120)    (21,187,150)     (27,719,490)
  Transfers for contract benefits and
   terminations .................................     (6,596,529)     (6,510,833)      (7,404,940)
  Contract maintenance charges ..................     (9,310,362)     (9,706,663)     (11,174,876)
                                                   -------------   -------------    -------------
Net increase (decrease) in net assets from
 contractowners transactions ....................       (914,270)    (13,290,335)     (16,297,546)
                                                   -------------   -------------    -------------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account FP ..........         (4,036)     (2,037,976)       2,143,697
                                                   -------------   -------------    -------------
Increase (Decrease) in Net Assets ...............       (171,793)    (27,738,411)     (20,538,511)
Net Assets - Beginning of Period ................    122,096,071     149,834,482      170,372,993
                                                   -------------   -------------    -------------
Net Assets - End of Period ......................  $ 121,924,278   $ 122,096,071    $ 149,834,482
                                                   =============   =============    =============

-------
(a) Commenced operations on June 4, 1999.
(b) Commenced operations on August 30, 1999.
(c) Commenced operations on May 2, 2000.
(d) Commenced operations on September 5, 2000.
(e) Commenced operations on October 22, 2001.
The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                   EQ/Alliance Intermediate Government Securities
                                                  ------------------------------------------------
                                                        2001            2000             1999
                                                  --------------- ---------------- ---------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................  $  4,007,079    $    4,111,994   $  3,670,605
 Net realized gain (loss) on investments ........     1,290,483            (3,837)      (194,507)
 Change in unrealized appreciation
  (depreciation) on investments .................     1,797,986         2,567,919     (3,783,549)
                                                   ------------    --------------   ------------
 Net increase (decrease) in net assets from
  operations ....................................     7,095,548         6,676,076       (307,451)
                                                   ------------    --------------   ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........    19,225,366        10,221,162     16,691,635
  Transfers between funds and guaranteed
   interest account, net ........................    31,274,865       (12,624,593)    (4,529,957)
  Transfers for contract benefits and
   terminations .................................    (4,636,804)       (2,804,930)    (3,290,939)
  Contract maintenance charges ..................    (5,020,072)       (4,423,012)    (4,845,729)
                                                   ------------    --------------   ------------
Net increase (decrease) in net assets from
 contractowners transactions ....................    40,843,355        (9,631,373)     4,025,010
                                                   ------------    --------------   ------------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account FP ..........      (259,993)         (592,639)       184,107
                                                   ------------    --------------   ------------
Increase (Decrease) in Net Assets ...............    47,678,910        (3,547,936)     3,901,666
Net Assets - Beginning of Period ................    75,326,403        78,874,339     74,972,673
                                                   ------------    --------------   ------------
Net Assets - End of Period ......................  $123,005,313    $   75,326,403   $ 78,874,339
                                                   ============    ==============   ============




                                                             EQ/Alliance International
                                                  ------------------------------------------------
                                                        2001             2000            1999
                                                  ---------------- ---------------- --------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................  $      687,507   $      (70,919)  $   (321,035)
 Net realized gain (loss) on investments ........      (8,005,230)       5,012,968      2,464,521
 Change in unrealized appreciation
  (depreciation) on investments .................      (9,474,456)     (26,115,157)    19,788,723
                                                   --------------   --------------   ------------
 Net increase (decrease) in net assets from
  operations ....................................     (16,792,179)     (21,173,108)    21,932,209
                                                   --------------   --------------   ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........      11,004,808       14,728,538     11,367,096
  Transfers between funds and guaranteed
   interest account, net ........................      (4,327,437)       8,264,334     (6,228,006)
  Transfers for contract benefits and
   terminations .................................      (2,344,613)      (2,024,318)    (1,985,650)
  Contract maintenance charges ..................      (4,271,767)      (4,159,142)    (3,388,996)
                                                   --------------   --------------   ------------
Net increase (decrease) in net assets from
 contractowners transactions ....................          60,991       16,809,412       (235,556)
                                                   --------------   --------------   ------------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account FP ..........          21,335           16,024        (49,840)
                                                   --------------   --------------   ------------
Increase (Decrease) in Net Assets ...............     (16,709,853)      (4,347,672)    21,646,813
Net Assets - Beginning of Period ................      72,534,083       76,881,755     55,234,942
                                                   --------------   --------------   ------------
Net Assets - End of Period ......................  $   55,824,230   $   72,534,083   $ 76,881,755
                                                   ==============   ==============   ============




                                                                 EQ/Alliance Money Market
                                                  ----------------------------------------------------
                                                         2001             2000              1999
                                                  ---------------------------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................  $    12,140,810  $    18,750,665   $    12,329,959
 Net realized gain (loss) on investments ........       (1,312,388)      13,517,536           528,279
 Change in unrealized appreciation
  (depreciation) on investments .................        2,210,091      (12,753,418)         (219,635)
                                                   ---------------  ---------------   ---------------
 Net increase (decrease) in net assets from
  operations ....................................       13,038,513       19,514,783        12,638,603
                                                   ---------------  ---------------   ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........      281,063,327      261,734,365       231,007,033
  Transfers between funds and guaranteed
   interest account, net ........................     (148,469,048)    (159,392,173)     (102,498,970)
  Transfers for contract benefits and
   terminations .................................      (27,698,359)     (33,650,289)      (22,889,296)
  Contract maintenance charges ..................      (33,347,788)     (30,749,863)      (29,994,931)
                                                   ---------------  ---------------   ---------------
Net increase (decrease) in net assets from
 contractowners transactions ....................       71,548,132       37,942,040        75,623,836
                                                   ---------------  ---------------   ---------------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account FP ..........          113,926       (2,047,311)        1,075,796
                                                   ---------------  ---------------   ---------------
Increase (Decrease) in Net Assets ...............       84,700,571       55,409,512        89,338,235
Net Assets - Beginning of Period ................      399,837,889      344,428,377       255,090,142
                                                   ---------------  ---------------   ---------------
Net Assets - End of Period ......................  $   484,538,460  $   399,837,889   $   344,428,377
                                                   ===============  ===============   ===============

-------
(a) Commenced operations on June 4, 1999.
(b) Commenced operations on August 30, 1999.
(c) Commenced operations on May 2, 2000.
(d) Commenced operations on September 5, 2000.
(e) Commenced operations on October 22, 2001.
The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                           EQ/Alliance Premier Growth (a)
                                                  -------------------------------------------------
                                                         2001             2000            1999
                                                  ----------------- ---------------- --------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................  $      (946,223)  $     403,852    $   (33,190)
 Net realized gain (loss) on investments ........     (127,060,769)      1,799,789        190,495
 Change in unrealized appreciation
  (depreciation) on investments .................       66,507,612     (83,349,563)     5,068,707
                                                   ---------------   -------------    -----------
 Net increase (decrease) in net assets from
  operations ....................................      (61,499,380)    (81,145,922)     5,226,012
                                                   ---------------   -------------    -----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........       35,081,429      32,898,694      6,362,938
  Transfers between funds and guaranteed
   interest account, net ........................     (256,325,233)    418,028,445     40,600,125
  Transfers for contract benefits and
   terminations .................................       (4,042,683)     (4,487,489)      (346,799)
  Contract maintenance charges ..................      (10,065,785)     (6,486,655)      (628,821)
                                                   ---------------   -------------    -----------
Net increase (decrease) in net assets from
 contractonwers transactions ....................     (235,352,272)    439,952,995     45,987,443
                                                   ---------------   -------------    -----------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account FP ..........           28,641           7,014          3,902
                                                   ---------------   -------------    -----------
Increase (Decrease) in Net Assets ...............     (296,823,011)    358,814,087     51,217,357
Net Assets - Beginning of Period ................      410,031,444      51,217,357             --
                                                   ---------------   -------------    -----------
Net Assets - End of Period ......................  $   113,208,433   $ 410,031,444    $51,217,357
                                                   ===============   =============    ===========




                                                                 EQ/Alliance Quality Bond
                                                  --------------------------------------------------
                                                         2001             2000            1999
                                                  ----------------- --------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................  $     6,478,879   $ 24,894,866    $  11,213,710
 Net realized gain (loss) on investments ........       16,218,499     (1,145,872)        (623,206)
 Change in unrealized appreciation
  (depreciation) on investments .................       (6,369,381)    21,376,212      (16,621,791)
                                                   ---------------   ------------    -------------
 Net increase (decrease) in net assets from
  operations ....................................       16,327,997     45,125,206       (6,031,287)
                                                   ---------------   ------------    -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........       16,627,569     14,531,506       19,416,861
  Transfers between funds and guaranteed
   interest account, net ........................     (332,114,013)   172,786,920          760,540
  Transfers for contract benefits and
   terminations .................................       (6,024,239)    (7,947,244)      (5,541,046)
  Contract maintenance charges ..................       (5,122,804)    (3,170,115)      (3,107,058)
                                                   ---------------   ------------    -------------
Net increase (decrease) in net assets from
 contractonwers transactions ....................     (326,633,487)   176,201,067       11,529,297
                                                   ---------------   ------------    -------------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account FP ..........           17,676        346,180         (553,219)
                                                   ---------------   ------------    -------------
Increase (Decrease) in Net Assets ...............     (310,287,814)   221,672,453        4,944,791
Net Assets - Beginning of Period ................      455,576,885    233,904,432      228,959,641
                                                   ---------------   ------------    -------------
Net Assets - End of Period ......................  $   145,289,071   $455,576,885    $ 233,904,432
                                                   ===============   ============    =============



                                                             EQ/Alliance Small Cap Growth
                                                  -----------------------------------------------
                                                        2001            2000            1999
                                                  -------------------------------- --------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................  $     828,990   $    (616,222)   $   (284,347)
 Net realized gain (loss) on investments ........    (29,209,377)     52,329,086       4,345,484
 Change in unrealized appreciation
  (depreciation) on investments .................     10,471,452     (35,002,229)     15,295,322
                                                   -------------   -------------    ------------
 Net increase (decrease) in net assets from
  operations ....................................    (17,908,935)     16,710,635      19,356,459
                                                   -------------   -------------    ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........     27,628,862      21,647,575      16,092,219
  Transfers between funds and guaranteed
   interest account, net ........................     (1,365,248)     51,092,256      (8,749,007)
  Transfers for contract benefits and
   terminations .................................     (4,420,805)     (3,606,884)     (1,349,630)
  Contract maintenance charges ..................     (8,183,889)     (5,013,960)     (3,529,695)
                                                   -------------   -------------    ------------
Net increase (decrease) in net assets from
 contractonwers transactions ....................     13,658,920      64,118,987       2,463,887
                                                   -------------   -------------    ------------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account FP ..........         61,768        (150,422)        (99,856)
                                                   -------------   -------------    ------------
Increase (Decrease) in Net Assets ...............     (4,188,247)     80,679,200      21,720,490
Net Assets - Beginning of Period ................    151,059,621      70,380,421      48,659,931
                                                   -------------   -------------    ------------
Net Assets - End of Period ......................  $ 146,871,374   $ 151,059,621    $ 70,380,421
                                                   =============   =============    ============

-------
(a) Commenced operations on June 4, 1999.
(b) Commenced operations on August 30, 1999.
(c) Commenced operations on May 2, 2000.
(d) Commenced operations on September 5, 2000.
(e) Commenced operations on October 22, 2001.
The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                     EQ/Alliance Technology (c)     EQ/AXP New Dimensions (d)
                                                  --------------------------------- -------------------------
                                                        2001             2000            2001         2000
                                                  ---------------- ---------------- ------------- -----------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................  $     (215,661)  $      (76,288)  $   (4,918)   $     803
 Net realized gain (loss) on investments ........     (18,298,009)        (506,295)    (117,138)      (1,822)
 Change in unrealized appreciation
  (depreciation) on investments .................       7,601,879      (10,564,821)     (97,780)     (97,042)
                                                   --------------   --------------   ----------    ---------
 Net increase (decrease) in net assets from
  operations ....................................     (10,911,791)     (11,147,404)    (219,836)     (98,061)
                                                   --------------   --------------   ----------    ---------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........      13,314,847        7,114,732      743,333       25,593
  Transfers between funds and guaranteed
   interest account, net ........................      11,082,053       40,543,591    2,074,691      354,422
  Transfers for contract benefits and
   terminations .................................        (886,319)        (772,878)     (23,135)          --
  Contract maintenance charges ..................      (3,496,414)        (811,950)    (117,970)      (2,140)
                                                   --------------   --------------   ----------    ---------
Net increase (decrease) in net assets from
 contractowners transactions ....................      20,014,167       46,073,495    2,676,919      377,875
                                                   --------------   --------------   ----------    ---------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account FP ..........         (42,048)         426,287        5,707      500,242
                                                   --------------   --------------   ----------    ---------
Increase (Decrease) in Net Assets ...............       9,060,328       35,352,378    2,462,790      780,056
Net Assets - Beginning of Period ................      35,352,378               --      780,056           --
                                                   --------------   --------------   ----------    ---------
Net Assets - End of Period ......................  $   44,412,706   $   35,352,378   $3,242,846    $ 780,056
                                                   ==============   ==============   ==========    =========



                                                  EQ/AXP Strategy Aggressive (d)
                                                  ------------------------------
                                                       2001           2000
                                                  ------------- ---------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................  $   (7,936)    $       48
 Net realized gain (loss) on investments ........    (219,356)      (145,965)
 Change in unrealized appreciation
  (depreciation) on investments .................    (267,292)      (200,326)
                                                   ----------     ----------
 Net increase (decrease) in net assets from
  operations ....................................    (494,584)      (346,243)
                                                   ----------     ----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........     679,581         25,666
  Transfers between funds and guaranteed
   interest account, net ........................   2,157,388        564,195
  Transfers for contract benefits and
   terminations .................................     (37,022)            (8)
  Contract maintenance charges ..................    (114,123)        (2,630)
                                                   ----------     ------------
Net increase (decrease) in net assets from
 contractowners transactions ....................   2,685,824        587,223
                                                   ----------     ------------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account FP ..........       4,955        500,694
                                                   ----------     ------------
Increase (Decrease) in Net Assets ...............   2,196,195        741,674
Net Assets - Beginning of Period ................     741,674             --
                                                   ----------     ------------
Net Assets - End of Period ......................  $2,937,869     $  741,674
                                                   ==========     ============



                                                                      EQ/Balanced
                                                  ---------------------------------------------------
                                                        2001              2000             1999
                                                  ---------------- ----------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................  $  14,616,778    $    13,953,106   $  11,263,601
 Net realized gain (loss) on investments ........     (7,624,110)        91,832,699      59,723,908
 Change in unrealized appreciation
  (depreciation) on investments .................    (31,738,236)      (115,634,605)     11,891,088
                                                   -------------    ---------------   -------------
 Net increase (decrease) in net assets from
  operations ....................................    (24,745,568)        (9,848,800)     82,878,597
                                                   -------------    ---------------   -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........     52,423,463         43,380,686      45,762,044
  Transfers between funds and guaranteed
   interest account, net ........................    223,284,135        (18,801,218)    (32,690,258)
  Transfers for contract benefits and
   terminations .................................    (31,418,693)       (23,090,558)    (22,220,063)
  Contract maintenance charges ..................    (36,290,597)       (25,919,768)    (25,882,673)
                                                   -------------    ---------------   -------------
Net increase (decrease) in net assets from
 contractowners transactions ....................    207,998,308        (24,430,858)    (35,030,950)
                                                   -------------    ---------------   -------------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account FP ..........        (38,485)          (657,407)         34,900
                                                   -------------    ---------------   -------------
Increase (Decrease) in Net Assets ...............    183,214,255        (34,937,065)     47,882,547
Net Assets - Beginning of Period ................    511,774,493        546,711,558     498,829,011
                                                   -------------    ---------------   -------------
Net Assets - End of Period ......................  $ 694,988,748    $   511,774,493   $ 546,711,558
                                                   =============    ===============   =============

-------
(a) Commenced operations on June 4, 1999.
(b) Commenced operations on August 30, 1999.
(c) Commenced operations on May 2, 2000.
(d) Commenced operations on September 5, 2000.
(e) Commenced operations on October 22, 2001.
The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                         EQ/Bernstein
                                                       Diversified Value            EQ/Capital Guardian Research (b)
                                                  --------------------------- -----------------------------------------
                                                        2001          2000         2001          2000          1999
                                                  --------------- ----------- ------------- -------------- ------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................  $    481,910    $  3,304    $   (6,011)    $   29,679     $     71
 Net realized gain (loss) on investments ........       994,294      (2,223)      (96,597)        30,415        2,837
 Change in unrealized appreciation
  (depreciation) on investments .................    (2,419,314)     10,394       105,383          9,596       11,093
                                                   ------------    --------    ----------     ----------     --------
 Net increase (decrease) in net assets from
  operations ....................................      (943,110)     11,475         2,775         69,690       14,001
                                                   ------------    --------    ----------     ----------     --------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........     7,544,069      41,252     1,822,578        711,351       63,883
  Transfers between funds and guaranteed
   interest account, net ........................    79,211,110     483,081     3,683,627      2,253,279      115,765
  Transfers for contract benefits and
   terminations .................................    (1,699,250)        (44)      (81,815)       (66,372)          --
  Contract maintenance charges ..................    (2,322,983)     (7,905)     (333,607)      (114,994)        (503)
                                                   ------------    --------    ----------     ----------     --------
Net increase (decrease) in net assets from
 contractowners transactions ....................    82,732,946     516,384     5,090,783      2,783,264      179,145
                                                   ------------    --------    ----------     ----------     --------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account FP ..........        38,863           6        11,644          5,042          209
                                                   ------------    --------    ----------     ----------     --------
Increase (Decrease) in Net Assets ...............    81,836,377     527,865     5,105,202      2,857,996      193,355
Net Assets - Beginning of Period ................       527,865          --     3,051,351        193,355           --
                                                   ------------    --------    ----------     ----------     --------
Net Assets - End of Period ......................  $ 82,356,564    $527,865    $8,156,553     $3,051,351     $193,355
                                                   ============    ========    ==========     ==========     ========



                                                     EQ/Capital Guardian U.S. Equity (b)
                                                  -----------------------------------------
                                                       2001          2000          1999
                                                  ------------- -------------- ------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................  $    3,410     $   28,254    $     781
 Net realized gain (loss) on investments ........     (56,949)        21,480        1,959
 Change in unrealized appreciation
  (depreciation) on investments .................     154,385          6,999       17,325
                                                   ----------     ----------    ---------
 Net increase (decrease) in net assets from
  operations ....................................     100,846         56,733       20,065
                                                   ----------     ----------    ---------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........   1,068,480        536,209      115,934
  Transfers between funds and guaranteed
   interest account, net ........................   6,314,186      1,033,573      390,589
  Transfers for contract benefits and
   terminations .................................     (51,509)       (68,022)     (12,706)
  Contract maintenance charges ..................    (272,829)       (84,915)      (2,423)
                                                   ----------     ----------    ---------
Net increase (decrease) in net assets from
 contractowners transactions ....................   7,058,328      1,416,845      491,394
                                                   ----------     ----------    ---------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account FP ..........      11,558          5,455          378
                                                   ----------     ----------    ---------
Increase (Decrease) in Net Assets ...............   7,170,732      1,479,033      511,837
Net Assets - Beginning of Period ................   1,990,870        511,837           --
                                                   ----------     ----------    ---------
Net Assets - End of Period ......................  $9,161,602     $1,990,870    $ 511,837
                                                   ==========     ==========    =========

-------
(a) Commenced operations on June 4, 1999.
(b) Commenced operations on August 30, 1999.
(c) Commenced operations on May 2, 2000.
(d) Commenced operations on September 5, 2000.
(e) Commenced operations on October 22, 2001.
The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                             EQ/Emerging Markets Equity
                                                  ------------------------------------------------
                                                        2001             2000            1999
                                                  ---------------- ---------------- --------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................  $     (164,902)  $    3,508,920   $    (66,405)
 Net realized gain (loss) on investments ........     (15,699,665)       4,430,062        757,878
 Change in unrealized appreciation
  (depreciation) on investments .................      13,760,152      (36,201,861)    13,987,219
                                                   --------------   --------------   ------------
 Net increase (decrease) in net assets from
  operations ....................................      (2,104,415)     (28,262,879)    14,678,692
                                                   --------------   --------------   ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........       8,992,159       13,667,286      4,138,455
  Transfers between funds and guaranteed
   interest account, net ........................      (5,239,900)      19,732,771     15,981,886
  Transfers for contract benefits and
   terminations .................................      (1,302,774)      (1,935,931)      (614,746)
  Contract maintenance charges ..................      (3,268,963)      (3,117,702)      (888,987)
                                                   --------------   --------------   ------------
Net increase (decrease) in net assets from
 contractowners transactions ....................        (819,478)      28,346,424     18,616,608
                                                   --------------   --------------   ------------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account FP ..........           4,496       (1,141,709)    (1,953,290)
                                                   --------------   --------------   ------------
Increase (Decrease) in Net Assets ...............      (2,919,397)      (1,058,164)    31,342,010
Net Assets - Beginning of Period ................      39,632,385       40,690,549      9,348,539
                                                   --------------   --------------   ------------
Net Assets - End of Period ......................  $   36,712,988   $   39,632,385   $ 40,690,549
                                                   ==============   ==============   ============



                                                                  EQ/Equity 500 Index
                                                  ---------------------------------------------------
                                                        2001              2000             1999
                                                  ---------------- ----------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................  $   3,442,667    $     1,076,829   $   3,845,396
 Net realized gain (loss) on investments ........    (50,342,720)       154,361,638      27,204,757
 Change in unrealized appreciation
  (depreciation) on investments .................    (34,420,555)      (231,136,418)     92,088,291
                                                   -------------    ---------------   -------------
 Net increase (decrease) in net assets from
  operations ....................................    (81,320,608)       (75,697,951)    123,138,444
                                                   -------------    ---------------   -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........    111,734,358        141,841,978     123,310,198
  Transfers between funds and guaranteed
   interest account, net ........................    (11,874,126)      (188,630,273)    214,661,006
  Transfers for contract benefits and
   terminations .................................    (23,714,086)       (31,072,192)    (21,408,589)
  Contract maintenance charges ..................    (38,885,384)       (37,557,252)    (32,012,123)
                                                   -------------    ---------------   -------------
Net increase (decrease) in net assets from
 contractowners transactions ....................     37,260,762       (115,417,739)    284,550,492
                                                   -------------    ---------------   -------------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account FP ..........          7,463            249,927      (1,148,745)
                                                   -------------    ---------------   -------------
Increase (Decrease) in Net Assets ...............    (44,052,383)      (190,865,763)    406,540,191
Net Assets - Beginning of Period ................    659,438,773        850,304,536     443,764,345
                                                   -------------    ---------------   -------------
Net Assets - End of Period ......................  $ 615,386,390    $   659,438,773   $ 850,304,536
                                                   =============    ===============   =============



                                                              EQ/Evergreen Omega (a)
                                                    -------------------------------------
                                                         2001          2000       1999
                                                    -------------- ----------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................     $   (4,160)   $    (649)  $    81
 Net realized gain (loss) on investments ........        (39,991)     (18,345)       20
 Change in unrealized appreciation
  (depreciation) on investments .................        (69,937)     (47,080)    1,450
                                                      ----------    ---------   -------
 Net increase (decrease) in net assets from
  operations ....................................       (114,088)     (66,074)    1,551
                                                      ----------    ---------   -------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........        276,356      170,085     6,341
  Transfers between funds and guaranteed
   interest account, net ........................        658,839      389,449    21,241
  Transfers for contract benefits and
   terminations .................................        (40,663)     (14,028)       --
  Contract maintenance charges ..................        (73,843)     (26,554)     (471)
                                                      ----------    ---------   -------
Net increase (decrease) in net assets from
 contractowners transactions ....................        820,689      518,952    27,111
                                                      ----------    ---------   -------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account FP ..........          2,867        1,805        18
                                                      ----------    ---------   -------
Increase (Decrease) in Net Assets ...............        709,468      454,683    28,680
Net Assets - Beginning of Period ................        483,363       28,680        --
                                                      ----------    ---------   -------
Net Assets - End of Period ......................     $1,192,831    $ 483,363   $28,680
                                                      ==========    =========   =======

-------
(a) Commenced operations on June 4, 1999.
(b) Commenced operations on August 30, 1999.
(c) Commenced operations on May 2, 2000.
(d) Commenced operations on September 5, 2000.
(e) Commenced operations on October 22, 2001.
The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                          EQ/FI Mid Cap (d)                 EQ/FI Small/Mid Cap Value
                                                  ----------------------------- ----------------------------------------------
                                                       2001           2000            2001            2000           1999
                                                  -------------- -------------- --------------- --------------- --------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................  $   (23,046)    $    1,719    $    125,070    $    183,673    $   (113,891)
 Net realized gain (loss) on investments ........     (487,515)        22,280         138,857        (925,533)     (1,591,217)
 Change in unrealized appreciation
  (depreciation) on investments .................      115,983         45,777       2,231,073       2,355,805       1,920,459
                                                   -----------     ----------    ------------    ------------    ------------
 Net increase (decrease) in net assets from
  operations ....................................     (394,578)        69,776       2,495,000       1,613,945         215,351
                                                   -----------     ----------    ------------    ------------    ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........    3,104,260        366,696      12,839,917       8,252,522      11,009,658
  Transfers between funds and guaranteed
   interest account, net ........................   11,391,130      1,093,460      32,580,993      (4,015,926)     (7,936,496)
  Transfers for contract benefits and
   terminations .................................     (134,130)        (4,645)     (2,101,751)     (1,679,638)     (1,320,477)
  Contract maintenance charges ..................     (576,665)        (7,269)     (3,235,147)     (2,277,996)     (2,723,017)
                                                   -----------     ----------    ------------    ------------    ------------
Net increase (decrease) in net assets from
 contractowners transactions ....................   13,784,595      1,448,242      40,084,012         278,962        (970,332)
                                                   -----------     ----------    ------------    ------------    ------------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account FP ..........     (292,342)       500,894          29,365         (14,691)        (23,731)
                                                   -----------     ----------    ------------    ------------    ------------
Increase (Decrease) in Net Assets ...............   13,097,675      2,018,912      42,608,377       1,878,216        (778,712)
Net Assets - Beginning of Period ................    2,018,912             --      37,826,429      35,948,213      36,726,925
                                                   -----------     ----------    ------------    ------------    ------------
Net Assets - End of Period ......................  $15,116,587     $2,018,912    $ 80,434,806    $ 37,826,429    $ 35,948,213
                                                   ===========     ==========    ============    ============    ============



                                                  EQ/Janus Large Cap Growth (d)  EQ/Marsico Focus (e)
                                                  ----------------------------- ----------------------
                                                        2001           2000              2001
                                                  --------------- ------------- ----------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................  $    (44,414)   $    1,297          $   (365)
 Net realized gain (loss) on investments ........    (1,095,410)       (3,341)              159
 Change in unrealized appreciation
  (depreciation) on investments .................    (1,003,017)     (280,573)            8,459
                                                   ------------    ----------          --------
 Net increase (decrease) in net assets from
  operations ....................................    (2,142,841)     (282,617)            8,253
                                                   ------------    ----------          --------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........     4,178,096       531,995            58,977
  Transfers between funds and guaranteed
   interest account, net ........................     8,973,650     3,230,829           634,874
  Transfers for contract benefits and
   terminations .................................      (127,892)          (11)               --
  Contract maintenance charges ..................      (840,444)      (28,450)           (3,060)
                                                   ------------    ----------          --------
Net increase (decrease) in net assets from
 contractowners transactions ....................    12,183,410     3,734,363           690,791
                                                   ------------    ----------          --------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account FP ..........      (301,402)      502,998               365
                                                   ------------    ----------          --------
Increase (Decrease) in Net Assets ...............     9,739,167     3,954,744           699,409
Net Assets - Beginning of Period ................     3,954,744            --                --
                                                   ------------    ----------          --------
Net Assets - End of Period ......................  $ 13,693,911    $3,954,744          $699,409
                                                   ============    ==========          ========

-------
(a) Commenced operations on June 4, 1999.
(b) Commenced operations on August 30, 1999.
(c) Commenced operations on May 2, 2000.
(d) Commenced operations on September 5, 2000.
(e) Commenced operations on October 22, 2001.
The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                           EQ/Mercury Basic Value Equity
                                                  -----------------------------------------------
                                                        2001            2000            1999
                                                  --------------- --------------- ---------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................  $  2,539,500    $  2,328,016    $    314,801
 Net realized gain (loss) on investments ........     2,183,807       3,134,933       2,389,365
 Change in unrealized appreciation
  (depreciation) on investments .................      (467,046)         80,020       1,362,581
                                                   ------------    ------------    ------------
 Net increase (decrease) in net assets from
  operations ....................................     4,256,261       5,542,969       4,066,747
                                                   ------------    ------------    ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........    15,725,847      14,274,696      10,931,366
  Transfers between funds and guaranteed
   interest account, net ........................    30,278,072        (709,168)      7,324,607
  Transfers for contract benefits and
   terminations .................................    (2,364,969)     (2,590,934)       (738,457)
  Contract maintenance charges ..................    (3,962,409)     (2,726,971)     (1,912,295)
                                                   ------------    ------------    ------------
Net increase (decrease) in net assets from
 contractowners transactions ....................    39,676,541       8,247,623      15,605,221
                                                   ------------    ------------    ------------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account FP ..........        19,766          (2,113)        (43,053)
                                                   ------------    ------------    ------------
Increase (Decrease) in Net Assets ...............    43,952,568      13,788,479      19,628,915
Net Assets - Beginning of Period ................    53,578,788      39,790,309      20,161,394
                                                   ------------    ------------    ------------
Net Assets - End of Period ......................  $ 97,531,356    $ 53,578,788    $ 39,790,309
                                                   ============    ============    ============



                                                            EQ/MFS Emerging Growth Companies
                                                  ----------------------------------------------------
                                                         2001              2000             1999
                                                  ----------------- ----------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................  $    (1,252,435)  $     4,239,609    $   (640,976)
 Net realized gain (loss) on investments ........      (79,597,391)       42,246,120      17,547,129
 Change in unrealized appreciation
  (depreciation) on investments .................      (29,752,357)     (121,109,758)     70,081,784
                                                   ---------------   ---------------    ------------
 Net increase (decrease) in net assets from
  operations ....................................     (110,602,183)      (74,624,029)     86,987,937
                                                   ---------------   ---------------    ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........       59,452,044        70,287,748      32,825,036
  Transfers between funds and guaranteed
   interest account, net ........................      (17,664,893)      106,624,803      73,824,786
  Transfers for contract benefits and
   terminations .................................       (8,729,236)      (11,540,315)     (4,302,249)
  Contract maintenance charges ..................      (18,898,434)      (16,274,107)     (7,077,162)
                                                   ---------------   ---------------    ------------
Net increase (decrease) in net assets from
 contractowners transactions ....................       14,159,481       149,098,129      95,270,411
                                                   ---------------   ---------------    ------------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account FP ..........           59,311           (13,468)        (72,131)
                                                   ---------------   ---------------    ------------
Increase (Decrease) in Net Assets ...............      (96,383,391)       74,460,632     182,186,217
Net Assets - Beginning of Period ................      312,643,673       238,183,041      55,996,824
                                                   ---------------   ---------------    ------------
Net Assets - End of Period ......................  $   216,260,282   $   312,643,673    $238,183,041
                                                   ===============   ===============    ============




                                                         EQ/MFS Investors Trust (a)
                                                 ----------------------------------------
                                                      2001          2000          1999
                                                 ------------- --------------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ................... $      143    $    1,225     $    837
 Net realized gain (loss) on investments ........    (95,215)       13,705         (227)
 Change in unrealized appreciation
  (depreciation) on investments .................   (389,623)      (41,696)      20,637
                                                  ----------    ----------     --------
 Net increase (decrease) in net assets from
  operations ....................................   (484,695)      (26,766)      21,247
                                                  ----------    ----------     --------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........  1,308,391       915,571       44,806
  Transfers between funds and guaranteed
   interest account, net ........................  1,379,673     1,166,335      327,072
  Transfers for contract benefits and
   terminations .................................    (64,804)     (108,500)        (780)
  Contract maintenance charges ..................   (304,911)     (125,415)      (6,662)
                                                  ----------    ----------     --------
Net increase (decrease) in net assets from
 contractowners transactions ....................  2,318,349     1,847,991      364,437
                                                  ----------    ----------     --------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account FP ..........      4,927        20,011       30,030
                                                  ----------    ----------     --------
Increase (Decrease) in Net Assets ...............  1,838,581     1,841,236      415,714
Net Assets - Beginning of Period ................  2,256,950       415,714           --
                                                  ----------    ----------     --------
Net Assets - End of Period ...................... $4,095,531    $2,256,950     $415,714
                                                  ==========    ==========     ========

-------
(a) Commenced operations on June 4, 1999.
(b) Commenced operations on August 30, 1999.
(c) Commenced operations on May 2, 2000.
(d) Commenced operations on September 5, 2000.
(e) Commenced operations on October 22, 2001.
The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Concluded)

FOR THE YEARS ENDED DECEMBER 31,


                                                                  EQ/MFS Research
                                                  ------------------------------------------------
                                                        2001             2000            1999
                                                  ---------------- ---------------- --------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................  $     (253,148)  $      205,768   $   (155,808)
 Net realized gain (loss) on investments ........     (16,367,192)      12,028,612      2,081,454
 Change in unrealized appreciation
  (depreciation) on investments .................       1,531,301      (17,114,439)     6,720,924
                                                   --------------   --------------   ------------
 Net increase (decrease) in net assets from
  operations ....................................     (15,089,039)      (4,880,059)     8,646,570
                                                   --------------   --------------   ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........      14,828,761       15,542,973     12,506,780
  Transfers between funds and guaranteed
   interest account, net ........................      (2,775,964)      13,683,263      3,706,530
  Transfers for contract benefits and
   terminations .................................      (2,042,120)      (2,403,003)    (1,462,985)
  Contract maintenance charges ..................      (4,452,048)      (3,467,296)    (2,771,825)
                                                   --------------   --------------   ------------
Net increase (decrease) in net assets from
 contractowners transactions ....................       5,558,629       23,355,937     11,978,500
                                                   --------------   --------------   ------------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account FP ..........          21,603           (2,662)        (9,698)
                                                   --------------   --------------   ------------
Increase (Decrease) in Net Assets ...............      (9,508,807)      18,473,216     20,615,372
Net Assets - Beginning of Period ................      67,110,568       48,637,352     28,021,980
                                                   --------------   --------------   ------------
Net Assets - End of Period ......................  $   57,601,761   $   67,110,568   $ 48,637,352
                                                   ==============   ==============   ============





                                                          EQ/Putnam Growth & Income Value
                                                  -----------------------------------------------
                                                        2001            2000            1999
                                                  --------------- --------------- ---------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................  $    138,028    $    126,120    $    168,536
 Net realized gain (loss) on investments ........      (289,234)       (439,753)      1,775,493
 Change in unrealized appreciation
  (depreciation) on investments .................    (1,766,064)      1,779,700      (2,633,398)
                                                   ------------    ------------    ------------
 Net increase (decrease) in net assets from
  operations ....................................    (1,917,270)      1,466,067        (689,369)
                                                   ------------    ------------    ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........     5,774,568       6,483,419       7,146,178
  Transfers between funds and guaranteed
   interest account, net ........................     3,224,087      (2,317,055)      1,334,522
  Transfers for contract benefits and
   terminations .................................      (883,203)     (1,310,344)     (1,065,152)
  Contract maintenance charges ..................    (1,704,681)     (1,561,710)     (1,608,392)
                                                   ------------    ------------    ------------
Net increase (decrease) in net assets from
 contractowners transactions ....................     6,410,771       1,294,310       5,807,156
                                                   ------------    ------------    ------------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account FP ..........        16,347          (2,863)        (67,263)
                                                   ------------    ------------    ------------
Increase (Decrease) in Net Assets ...............     4,509,848       2,757,514       5,050,524
Net Assets - Beginning of Period ................    24,551,293      21,793,779      16,743,255
                                                   ------------    ------------    ------------
Net Assets - End of Period ......................  $ 29,061,141    $ 24,551,293    $ 21,793,779
                                                   ============    ============    ============




                                                        EQ/T. Rowe Price International  Stock
                                                  ------------------------------------------------
                                                        2001             2000            1999
                                                  --------------------------------- --------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................  $     (150,280)  $     (279,634)  $     (8,104)
 Net realized gain (loss) on investments ........      (6,935,164)       7,054,085      5,209,876
 Change in unrealized appreciation
  (depreciation) on investments .................      (6,085,964)     (17,906,392)     7,742,298
                                                   --------------   --------------   ------------
 Net increase (decrease) in net assets from
  operations ....................................     (13,171,408)     (11,131,941)    12,944,069
                                                   --------------   --------------   ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........      12,319,123       13,284,127     10,327,110
  Transfers between funds and guaranteed
   interest account, net ........................       1,299,195        7,328,519      2,706,127
  Transfers for contract benefits and
   terminations .................................      (1,644,110)      (2,555,818)    (1,157,065)
  Contract maintenance charges ..................      (3,272,522)      (2,874,773)    (2,168,146)
                                                   --------------   --------------   ------------
Net increase (decrease) in net assets from
 contractowners transactions ....................       8,701,686       15,182,055      9,708,026
                                                   --------------   --------------   ------------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account FP ..........          15,684           (2,816)         1,578
                                                   --------------   --------------   ------------
Increase (Decrease) in Net Assets ...............      (4,454,038)       4,047,298     22,653,673
Net Assets - Beginning of Period ................      57,361,324       53,314,026     30,660,353
                                                   --------------   --------------   ------------
Net Assets - End of Period ......................  $   52,907,286   $   57,361,324   $ 53,314,026
                                                   ==============   ==============   ============

-------
(a) Commenced operations on June 4, 1999.
(b) Commenced operations on August 30, 1999.
(c) Commenced operations on May 2, 2000.
(d) Commenced operations on September 5, 2000.
(e) Commenced operations on October 22, 2001.
The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2001


1. Organization

   The Equitable Life Assurance Society of the United States ("Equitable Life") Separate Account FP (the "Account") is organized as a unit investment trust, a type of investment company, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (the "1940 Act"). EQ Advisors Trust ("EQAT" or "Trust") commenced operations on May 1, 1997 and is an open-ended diversified management investment company that sells shares of a portfolio ("Portfolio") of a mutual fund to separate accounts of insurance companies. Each Portfolio has separate investment objectives. These financial statements and notes are those of the Account. The Account consists of 39 variable investment options of which 32 are reported herein(1):

   o EQ/Aggressive Stock(2)                                               o EQ/Bernstein Diversified Value(9)
   o EQ/Alliance Common Stock                                             o EQ/Capital Guardian Research
   o EQ/Alliance Global                                                   o EQ/Capital Guardian U.S. Equity
   o EQ/Alliance Growth and Income                                        o EQ/Emerging Markets Equity(3)
   o EQ/Alliance Growth Investors                                         o EQ/Equity 500 Index(4)
   o EQ/Alliance High Yield                                               o EQ/Evergreen Omega(5)
   o EQ/Alliance Intermediate Government Securities                       o EQ/FI Mid Cap
   o EQ/Alliance International                                            o EQ/FI Small/Mid Cap Value(6)
   o EQ/Alliance Money Market                                             o EQ/Janus Large Cap Growth
   o EQ/Alliance Premier Growth                                           o EQ/Marsico Focus
   o EQ/Alliance Quality Bond                                             o EQ/Mercury Basic Value Equity(7)
   o EQ/Alliance Small Cap Growth                                         o EQ/MFS Emerging Growth Companies
   o EQ/Alliance Technology                                               o EQ/MFS Investors Trust(8)
   o EQ/AXP New Dimensions                                                o EQ/MFS Research
   o EQ/AXP Strategy Aggressive                                           o EQ/Putnam Growth & Income Value
   o EQ/Balanced                                                          o EQ/T. Rowe Price International Stock


   ----------
   1) Effective May 18, 2001 the names of the investment                  6) Formerly known as Warburg Pincus Small Company Value.
      options include EQ/.                                                7) Formerly known as Merrill Lynch Basic Value Equity.
   2) Formerly known as Alliance Aggressive.                              8) Formerly known as MFS Growth with Income.
   3) Formerly known as Morgan Stanley Emerging Markets Equity.           9) Formerly known as Lazard Large Cap Value.
   4) Formerly known as Alliance Equity Index.
   5) Formerly known as EQ/Evergreen.



   Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from Equitable Life's other assets and liabilities. All Contracts are issued by Equitable Life. The assets of the Account are the property of Equitable Life. However, the portion of the Account's assets attributable to the Contracts will not be chargeable with liabilities arising out of any other business Equitable Life may conduct.

   The Account is used to fund benefits for Variable Life products issued by Equitable Life including Incentive Life, Incentive Life 2000, Incentive Life 2000 Sales 1999 and after, Incentive Life Plus(SM), IL Protector(SM), IL COLI, and Incentive Life COLI, flexible premium variable life insurance policies; Champion 2000, modified premium variable whole life insurance policies; Survivorship 2000, Survivorship Incentive Life, modified single premium variable life insurance policies; Accumulator Life, flexible premium joint survivorship variable life insurance policies; and SP-Flex, variable life insurance policies with additional premium option (collectively, the "Contracts"). The Incentive Life 2000, Champion 2000 and Survivorship 2000 policies are herein referred to as the "Series 2000 Policies." Incentive Life Plus(SM) policies offered with a prospectus dated on or after September 15, 1995, are referred to as "Incentive Life Plus(SM)." Incentive Life Plus policies issued with a prior prospectus are referred to as "Incentive Life Plus Original Series." Incentive Life policies sold during 1999 and thereafter are referred to as "Incentive Life 2000 Sales 1999 and after," reflect an investment in Class IB shares and are different from Incentive Life products.

   The Account supports the operations of various Equitable Life insurance products. These products are sold through both Equitable's Agent Distribution channel and Equitable's Independent Broker Dealer Distribution channel. These financial statement footnotes discuss the products, charges and investment returns applicable to those life insurance products (IL Plus Original Series, IL COLI, Incentive Life COLI, Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, IL Protector, Survivorship 2000, Incentive Life 2000 Sales 1999 and after, Survivorship Incentive Life, Accumulator Life, and SP-Flex) which are sold through Equitable's Agent Distribution channel.

   The amount retained by Equitable Life in the Account arises principally from
   (1) contributions from Equitable Life, (2) mortality and expense charges and administrative charges accumulated in the Account, and (3) that portion, determined ratably, of the Account's investment results applicable to those assets in the Account in excess of the net assets for the Contracts. Amounts retained by Equitable Life are not subject to charges for mortality and expense risk charges and administrative charges. Amounts retained by Equitable Life in the Account may be transferred at any time by Equitable Life to its General Account.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


2. Significant Accounting Policies

   The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America
   (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Certain reclassifications have been made in the amounts presented for prior periods to conform these periods with the 2001 presentation.

   On November 21, 2000, the American Institute of Certified Public Accountants issued a revised Audit and Accounting Guide "Audits of Investment Companies" which was effective for the December 31, 2001 financial statements. Adoption of the new requirements did not have a significant impact on the Account's financial position or results of operations.

   Investments are made in shares of EQAT and are valued at the net asset values per share of the respective Portfolios. The net asset value is determined by EQAT using the market or fair value of the underlying assets of the Portfolio less liabilities.

   Investment transactions are recorded by the Account on the trade date. Dividend and capital gains are automatically reinvested on the ex-dividend date. Realized gains and losses include (1) gains and losses on redemptions of EQAT shares (determined on the identified cost basis) and (2) Trust distributions representing the net realized gains on Trust investment transactions.

   Receivable/payable for policy-related transactions represent amounts due to/from Equitable Life's General Account predominately related to premiums, surrenders and death benefits.

   Payments received from contractowners represent participant contributions under the Contracts (excluding amounts allocated to the guaranteed interest account, reflected in the General Account) reduced by applicable deductions, charges and state premium taxes. Contractowners may allocate amounts in their individual accounts to variable investment options, and (except for SP-Flex policies), to the guaranteed interest account of Equitable Life's General Account. Transfers between funds and guaranteed interest account, net are amounts that participants have directed to be moved among funds, including permitted transfers to and from the Guaranteed Interest Account. The net assets of any variable investment option may not be less that the aggregate of the Contractowners account allocated to that variable investment option. Additional assets are set aside in Equitable Life's General Account to provide for the unearned portion of monthly charges for mortality costs and other policy benefits, as required by state insurance law. Equitable Life's General Account is subject to creditor rights.

   Transfers for contract benefits and terminations are payments to participants and beneficiaries made under the terms of the Contracts and amounts that participants have requested to be withdrawn and paid to them. Withdrawal charges, if applicable, are included in Transfers for contract benefits and terminations and represent deferred contingent withdrawal charges that apply to certain withdrawals under the Contracts. Included in Contract maintenance charges are administrative and cost of insurance charges deducted monthly under the Contracts.

   The operations of the Account are included in the federal income tax return of Equitable Life which is taxed as a life insurance company under the provisions of the Internal Revenue Code. No federal income tax based on net income or realized and unrealized capital gains is currently applicable to Contracts participating in the Account by reason of applicable provisions of the Internal Revenue Code and no federal income tax payable by Equitable Life is expected to affect the unit value of Contracts participating in the Account. Accordingly, no provision for income taxes is required. However, Equitable Life retains the right to charge for any federal income tax which is attributable to the Account if the law is changed.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


3. Purchases and Sales of Investments

   The cost of purchases and proceeds from sales of investments for the year ended December 31, 2001 were as follows:


                                                             Purchases              Sales
                                                      ------------------ ------------------
   EQ/Aggressive Stock                                 $   998,986,082    $ 1,031,136,312
   EQ/Alliance Common Stock                                350,510,973        342,795,239
   EQ/Alliance Global                                    1,762,130,872      1,782,341,601
   EQ/Alliance Growth and Income                           563,009,719        453,199,522
   EQ/Alliance Growth Investors                             69,942,769         96,311,044
   EQ/Alliance High Yield                                  110,624,817        100,490,370
   EQ/Alliance Intermediate Government Securities           72,419,940         27,857,846
   EQ/Alliance International                                87,457,134         86,414,086
   EQ/Alliance Money Market                              3,432,776,344      3,349,511,382
   EQ/Alliance Premier Growth                              304,222,924        541,480,665
   EQ/Alliance Quality Bond                                 79,533,145        400,867,509
   EQ/Alliance Small Cap Growth                            467,407,606        452,205,128
   EQ/Alliance Technology                                   65,691,445         45,930,009
   EQ/AXP New Dimensions                                     3,533,138            855,430
   EQ/AXP Strategy Aggressive                                3,722,254          1,039,413
   EQ/Balanced                                             514,385,735        291,660,749
   EQ/Bernstein Diversified Value                          100,455,797         15,718,964
   EQ/Capital Guardian Research                             17,868,684         12,772,270
   EQ/Capital Guardian U.S. Equity                           8,379,879          1,300,628
   EQ/Emerging Markets Equity                               51,470,141         52,336,064
   EQ/Equity 500 Index                                     794,197,449        752,954,143
   EQ/Evergreen Omega                                        1,189,561            370,166
   EQ/FI Mid Cap                                            31,482,577         18,016,739
   EQ/FI Small/Mid Cap Value                                54,928,300         14,693,502
   EQ/Janus Large Cap Growth                                18,297,647          6,459,798
   EQ/Marsico Focus                                            702,193             11,402
   EQ/Mercury Basic Value Equity                            54,083,284          9,826,225
   EQ MFS Emerging Growth Companies                        232,576,268        219,619,347
   EQ/MFS Investors Trust                                    3,046,471            723,052
   EQ/MFS Research                                         150,865,834        144,080,781
   EQ/Putnam Growth & Income Value                          10,740,665          4,173,642
   EQ/T. Rowe Price International Stock                     63,214,534         54,647,449
                                                       ---------------    ---------------
                                                       $10,479,854,181    $10,311,800,478
                                                       ===============    ===============

4. Expenses and Related Party Transactions

   The assets in each variable investment option are invested in Class IA shares or Class IB shares of a corresponding mutual fund portfolio of EQAT. Class IA and IB shares are offered by EQAT at net asset value. Both classes of shares are subject to fees for investment management and advisory services and other Trust expenses. Class IA shares are not subject to distribution fees imposed pursuant to a distribution plan. Class IB shares are subject to distribution fees imposed under a distribution plan (herein the "Rule 12b-1 Plans") adopted pursuant to Rule 12b-1 under the 1940 Act, as amended. The Rule 12b-1 Plans provide that EQAT, on behalf of each variable investment option, may charge annually up to 0.25% of the average daily net assets of an investment option attributable to its Class IB shares in respect to activities primarily intended to result in the sale of the Class IB shares. These fees are reflected in the net asset value of the shares.

   Equitable Life serves as investment manager of EQAT and as such receives management fees for services performed in its capacity as investment manager of EQAT. Equitable Life oversees the activities of the investment advisors with respect to EQAT and is responsible for retaining or discontinuing the services of those advisors. Fees will vary depending on net asset levels of individual portfolios and range from a low of 0.25% to a high of 1.15% of average daily net assets. Equitable Life as investment manager pays expenses for providing investment advisory services to the Portfolios, including the fees of the Advisors of each Portfolio. In addition, AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC, affiliates of Equitable Life, may also receive distribution fees under Rule 12b-1 Plans as described above.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


4. Expenses and Related Party Transactions (Concluded)

   Alliance Capital Management L.P. ("Alliance") serves as an investment advisor for the EQ/Alliance Portfolios (including EQ/Aggressive Stock, EQ/Balanced, EQ/Bernstein Diversified Value, and EQ/Equity 500 Index). Alliance is a limited partnership which is indirectly majority-owned by Equitable Life and AXA Financial, Inc. (parent to Equitable Life).

   AXA Advisors and Equitable Distributors, Inc. ("EDI") are distributors and principal underwriters of the Contracts and the Account. Both are affiliates of Equitable Life. They are both registered with the SEC as broker-dealers and are members of the National Association of Securities Dealers, Inc.

   The Contracts are sold by financial professionals who are registered representatives of AXA Advisors and licensed insurance agents of AXA Network, LLC, its subsidiaries or AXA Network Insurance Agency of Texas, Inc. The Contracts are also sold through licensed insurance agencies (both affiliated and unaffiliated with Equitable Life) and their affiliated broker-dealers (who are registered with the SEC and members of the NASD) that have entered into selling agreements with EDI. The licensed insurance agents who sell the policies for these companies are appointed as agents of Equitable Life and are registered representatives of the agencies and affiliated broker-dealer. The registered representatives are compensated on a commission basis by Equitable Life. AXA Advisors receives commissions and other service-related payments under its Distribution Agreement with Equitable Life and its Networking Agreement with AXA Network. EDI receives commissions and other service-related payments under a Distribution Agreement with Equitable Life.


5. Substitutions

   On May 18, 2001 the EQ/Balanced Portfolio acquired all the net assets of the Alliance Conservative Investors Portfolio, EQ/Evergreen Foundation Portfolio, EQ/Putnam Balanced Portfolio, and Mercury World Strategy Portfolio pursuant to a substitution transaction. For accounting purposes this transaction was treated as a merger. The substitution was accomplished by a tax free exchange of:

   o 17,996,107 Class IA shares of Alliance Conservative Investors (valued at $213,613,796), 369,654 Class IB shares of Alliance Conservative Investors (valued at $4,369,307),

   o 29,561 Class IA shares of EQ/Evergreen Foundation (valued at $279,939), 22,643 Class IB shares of EQ/Evergreen Foundation (valued at $214,429),

   o 910,237 Class IA shares of EQ/Putnam Balanced (valued at $11,241,432), 107,226 Class IB shares of EQ/Putnam Balanced (valued at $1,324,236),

   o 475,863 Class IA shares of Mercury World Strategy (valued at $4,668,221), 59,561 Class IB shares of Mercury World Strategy (valued at $584,293)

   for 14,665,181 Class IA shares of the EQ/Balanced Portfolio and 416,171 Class IB shares of the EQ/Balanced Portfolio outstanding (valued at $236,295,653). On May 18, 2001 the assets of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy at that date were combined with those of EQ/Balanced. The aggregate net assets of the Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced, Mercury World Strategy and EQ/Balanced immediately before the substitution were $217,983,103, $494,368, $12,565,668, $5,252,514 and $515,130,871,
   respectively, resulting in combined assets after substitution of $751,426,524 in EQ/Balanced Portfolio.

   On May 18, 2001 the EQ/Bernstein Diversified Value Portfolio (Bernstein), formerly the Lazard Large Cap Portfolio, acquired all the net assets of the
   T. Rowe Price Equity Income Portfolio pursuant to a substitution transaction. For accounting purposes this transaction was treated as a merger, with the Bernstein Portfolio as the surviving Portfolio. The substitution was accomplished by a tax free exchange of 5,374,332 Class IB shares of T. Rowe Price Equity Income (valued at $71,048,669) for 5,785,722 of Class IB shares of Bernstein outstanding (valued at $71,048,669). On May 18, 2001 the T. Rowe Price Equity Income Portfolio assets at that date were combined with those of the Bernstein Portfolio. The aggregate net assets of the Bernstein Portfolio and the T. Rowe Price Equity Income Portfolio immediately before the substitution were $648,683 and $71,048,669, respectively, resulting in combined assets after the substitution of $71,697,352 in EQ/Bernstein Portfolio.

   On October 6, 2000 EQ/Equity 500 Index Portfolio, formerly the Alliance Equity Index Portfolio, acquired all the net assets of the BT Equity 500 Index Portfolio pursuant to a substitution transaction. For accounting purposes, this transaction was treated as a merger. The substitution was accomplished by a tax free exchange of 35,800 Class IB shares of EQ/Equity 500 Index Portfolio (valued at $1,013,069) for the 71,158 Class IB shares of BT Equity 500 Index Portfolio outstanding (valued at $1,013,069). BT Equity 500 Index Portfolio's assets at that date were combined with those of EQ/Equity 500 Index Portfolio. The aggregate net assets of EQ/Equity 500 Index Portfolio and BT

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


5. Substitutions (Concluded)

   Equity 500 Index Portfolio immediately before the substitution were $713,508,296 and $1,013,069, respectively, resulting in combined assets after the substitution of $714,521,365 in EQ/Equity 500 Index Portfolio.


6. Asset Charges

   Under the Contracts Equitable Life assumes mortality and expense risks and to cover these risks, charges the daily net assets of the Account. These charges apply to all products supported by the Account. The products sold through Equitable's Independent Broker Dealer Distribution channel have charges currently for Incentive Life, Incentive Life Plus, and Survivorship Incentive Life of 0.60%, for Survivorship 2000 of 0.90%, and Accumulator Life of 1.35%. The products sold through Equitable's Agent Distribution channel have charges currently as shown below:

                                                                   Mortality and
                                                                      Expense     Mortality   Administrative   Total
                                                                  -------------- ----------- ---------------- ------
   Incentive Life, Incentive Life 2000, Incentive Life 2000
   Sales 1999 and after, Incentive Life Plus,
   Champion 2000 (a) ..........................................    .60%          --          --                .60%
   IL Plus Original Series (b) ................................    .85%          --          --                .85%
   IL COLI (b) ................................................    .20%          --          --                .20%
   Incentive Life COLI (b) ....................................    .60%          --          --                .60%
   Survivorship Incentive Life (a) ............................    .60%          --          --                .60%
   Survivorship 2000 (a) ......................................    .90%          --          --                .90%
   IL Protector (a) ...........................................    .80%          --          --                .80%
   Accumulator Life (a) .......................................   1.35%          --          --               1.35%
   SP-Flex (a) ................................................    .85%          .60%        .35%             1.80%

   ----------
   (a) Charged to daily net assets of the Account.
   (b) Charged to Contractowners Account and is included in Transfer for contract benefits and terminations in the Statements of Changes in Net Assets.

   Before amounts are remitted to the Account for Incentive Life, IL Plus Original Series, IL Protector, Incentive Life Plus, IL COLI, Incentive Life COLI, Survivorship Incentive Life, Incentive Life 2000 Sales 1999 and after, Accumulator Life and the Series 2000 Policies, Equitable Life deducts a charge for taxes and either an initial policy fee (Incentive Life) or a premium sales charge (Incentive Life Plus, Survivorship Incentive Life, Incentive Life 2000 Sales 1999 and after, Accumulator Life and Series 2000 Policies) from premiums. Under SP-Flex, the entire initial premium is allocated to the Account. Before any additional premiums under SP-Flex are allocated to the Account, however, an administrative charge is deducted.

   All contractowners accounts are assessed monthly by Equitable Life for mortality (cost of insurance and optional rider benefit charges) and administrative charges. These charges are withdrawn from the Accounts along with amounts for additional benefits and are included in Transfers for contract benefits and terminations and Contract maintenance charges. Policy loans are reported in the Statements of Changes in Net Assets, in Transfers between funds and guaranteed interest account, net. Surrenders are included in the Transfers for contract benefits and terminations.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


7. Changes in Units Outstanding

   Accumulation units issued and redeemed during the periods indicated were (in thousands):

                                                                   EQ/Aggressive Stock
                                                          --------------------------------------
                                                              2001        2000          1999
                                                          ----------- ------------ -------------
IL Plus Original Series, IL COLI, Incentive Life COLI - Class A and B 0.00%
Units Issued ............................................       208       170            185
Units Redeemed ..........................................      (222)     (154)          (158)
                                                               ----      ------         ----
Net Increase (Decrease) .................................       (14)       16             27
                                                               ----      ------         ----
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life 2000
Sales 1999 and after, Survivorship Incentive Life - Class A
 and B 0.60%
Units Issued ............................................        --        --             --
Units Redeemed ..........................................        --        --             --
                                                               ----      ------         ----
Net Increase (Decrease) .................................        --        --             --
                                                               ----      ------         ----
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life 2000
Sales 1999 and after - Class A and B 0.60%
Units Issued ............................................        --        --             --
Units Redeemed ..........................................        --        --             --
                                                               ----      ------         ----
Net Increase (Decrease) .................................        --        --             --
                                                               ----      ------         ----
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion - Class A and B 2000 0.60%
Units Issued ............................................     1,735       811            939
Units Redeemed ..........................................    (1,790)     (917)        (1,050)
                                                             ------      ------       ------
Net Increase (Decrease) .................................       (55)     (106)          (111)
                                                             ------      ------       ------
IL Protector - Class A and B 0.80%
Units Issued ............................................        12        11             13
Units Redeemed ..........................................       (10)       (8)            (9)
                                                             ------      -------      ------
Net Increase (Decrease) .................................         2         3              4
                                                             ------      ------       ------
Survivorship 2000 - Class A and B 0.90%
Units Issued ............................................       173       122            114
Units Redeemed ..........................................      (171)     (129)          (122)
                                                             ------      ------       ------
Net Increase (Decrease) .................................         2        (7)            (8)
                                                             ------      -------      ------
Incentive Life 2000 Sales 1999 and after, Survivorship Incentive Life - Class B 0.60%
Units Issued ............................................       327       175             40
Units Redeemed ..........................................      (274)     (138)           (26)
                                                             ------      ------       ------
Net Increase (Decrease) .................................        53        37             14
                                                             ------      ------       ------
Survivorship Incentive Life - Class B 0.60%
Units Issued ............................................        --        --             --
Units Redeemed ..........................................        --        --             --
                                                             ------      ------       ------
Net Increase (Decrease) .................................        --        --             --
                                                             ------      ------       ------
Accumulator Life - Class B 1.35% (d)
Units Issued ............................................        --        --             --
Units Redeemed ..........................................        --        --             --
                                                             ------      ------       ------
Net Increase (Decrease) .................................        --        --             --
                                                             ------      ------       ------



                                                              EQ/Alliance Common Stock          EQ/Alliance Global
                                                          --------------------------------- ---------------------------
                                                             2001       2000        1999         2001          2000
                                                          --------- ----------- ----------- ------------- -------------
IL Plus Original Series, IL COLI, Incentive Life COLI - Class A and B 0.00%
Units Issued ............................................     248         226         279         286            89
Units Redeemed ..........................................    (217)       (186)       (181)       (284)          (55)
                                                             ----      ------      ------      ------        ------
Net Increase (Decrease) .................................      31          40          98           2            34
                                                             ----      ------      ------      ------        ------
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life 2000 Sales 1999 and after,
Survivorship Incentive Life - Class A
 and B 0.60%
Units Issued ............................................      --          --          --          --            --
Units Redeemed ..........................................      --          --          --          --            --
                                                             ----      ------      ------      ------        ------
Net Increase (Decrease) .................................      --          --          --          --            --
                                                             ----      ------      ------      ------        ------
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life 2000 Sales 1999 and after -
Class A and B 0.60%
Units Issued ............................................      --          --          --          --            --
Units Redeemed ..........................................      --          --          --          --            --
                                                             ----      ------      ------      ------        ------
Net Increase (Decrease) .................................      --          --          --          --            --
                                                             ----      ------      ------      ------        ------
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion - Class A and B 2000 0.60%
Units Issued ............................................     657         656       1,181       5,113         2,167
Units Redeemed ..........................................    (809)     (1,081)     (1,136)     (5,187)       (2,170)
                                                             ----      ------      ------      ------        ------
Net Increase (Decrease) .................................    (152)       (425)         45         (74)           (3)
                                                             ----      ------      ------      ------        ------
IL Protector - Class A and B 0.80%
Units Issued ............................................      23          23          27           4             4
Units Redeemed ..........................................     (17)        (14)        (14)         (3)           (2)
                                                             ----      ------      ------      ------        ------
Net Increase (Decrease) .................................       6           9          13           1             2
                                                             ----      ------      ------      ------        ------
Survivorship 2000 - Class A and B 0.90%
Units Issued ............................................      75          95         142         161            65
Units Redeemed ..........................................     (64)        (57)        (83)       (159)          (55)
                                                             ----      ------      ------      ------        ------
Net Increase (Decrease) .................................      11          38          59           2            10
                                                             ----      ------      ------      ------        ------
Incentive Life 2000 Sales 1999 and after, Survivorship Incentive Life - Class B 0.60%
Units Issued ............................................     811         691         150         170           147
Units Redeemed ..........................................    (321)       (222)        (53)        (60)          (39)
                                                             ----      ------      ------      ------        ------
Net Increase (Decrease) .................................     490         469          97         110           108
                                                             ----      ------      ------      ------      --------
Survivorship Incentive Life - Class B 0.60%
Units Issued ............................................      --          --          --          --            --
Units Redeemed ..........................................      --          --          --          --            --
                                                             ----      ------      ------      ------        ------
Net Increase (Decrease) .................................      --          --          --          --            --
                                                             ----      ------      ------      ------      --------
Accumulator Life - Class B 1.35% (d)
Units Issued ............................................      --          --          --          --            --
Units Redeemed ..........................................      --          --          --          --            --
                                                             ----      ------      ------      ------        ------
Net Increase (Decrease) .................................      --          --          --          --            --
                                                             ----      ------      ------      ------      --------



                                                          EQ/Alliance                EQ/Alliance
                                                             Global               Growth and Income
                                                              1999         2001          2000         1999
                                                          ----------- ------------- ------------- -----------
IL Plus Original Series, IL COLI, Incentive Life COLI - Class A and B 0.00%
Units Issued ............................................      73           110            68          76
Units Redeemed ..........................................     (37)          (86)          (39)        (29)
                                                             ----        ------        ------        ----
Net Increase (Decrease) .................................      36            24            29          47
                                                             ----        ------        ------        ----
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life 2000 Sales 1999 and
after, Survivorship Incentive Life - Class A
 and B 0.60%
Units Issued ............................................      --            --            --          --
Units Redeemed ..........................................      --            --            --          --
                                                             ----        ------        ------        ----
Net Increase (Decrease) .................................      --            --            --          --
                                                             ----        ------        ------        ----
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life 2000 Sales 1999 and
after - Class A and B 0.60%
Units Issued ............................................      --            --            --          --
Units Redeemed ..........................................      --            --            --          --
                                                             ----        ------        ------        ----
Net Increase (Decrease) .................................      --            --            --          --
                                                             ----        ------        ------        ----
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion - Class A and B 2000 0.60%
Units Issued ............................................     930         2,023         1,613         260
Units Redeemed ..........................................    (953)       (1,847)       (1,554)       (138)
                                                             ----        ------        ------        ----
Net Increase (Decrease) .................................     (23)          176            59         122
                                                             ----        ------        ------        ----
IL Protector - Class A and B 0.80%
Units Issued ............................................       3             5             5           6
Units Redeemed ..........................................      (2)           (3)           (3)         (3)
                                                             ----        ------        ------        ----
Net Increase (Decrease) .................................       1             2             2           3
                                                             ----        ------        ------        ----
Survivorship 2000 - Class A and B 0.90%
Units Issued ............................................      39            66            30          36
Units Redeemed ..........................................     (33)          (47)          (18)        (10)
                                                             ----        ------        ------        ----
Net Increase (Decrease) .................................       6            19            12          26
                                                             ----        ------        ------        ----
Incentive Life 2000 Sales 1999 and after, Survivorship Incentive Life - Class B 0.60%
Units Issued ............................................      15           374           164          34
Units Redeemed ..........................................      (3)         (102)          (35)         (4)
                                                             ----        ------        ------        ----
Net Increase (Decrease) .................................      12           272           129          30
                                                             ----        ------        ------        ----
Survivorship Incentive Life - Class B 0.60%
Units Issued ............................................      --            --            --          --
Units Redeemed ..........................................      --            --            --          --
                                                             ----        ------        ------        ----
Net Increase (Decrease) .................................      --            --            --          --
                                                             ----        ------        ------        ----
Accumulator Life - Class B 1.35% (d)
Units Issued ............................................      --            --            --          --
Units Redeemed ..........................................      --            --            --          --
                                                             ----        ------        ------        ----
Net Increase (Decrease) .................................      --            --            --          --
                                                             ----        ------        ------        ----

----------
(a) Units were made available for sale on June 4, 1999.
(b) Units were made available for sale on August 30, 1999.
(c) Units were made available for sale on May 22, 2000.
(d) Units were made available for sale on June 22, 2000.
(e) Units were made available for sale on October 22, 2000.
(f) Units were made available for sale on October 22, 2001.
(g) A substitution of T. Rowe Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See Note 5).
(h) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced, and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(i) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


7. Changes in Units Outstanding (Continued)

   Accumulation units issued and redeemed during the periods indicated were (in thousands):


                                  EQ/Alliance Growth Investors            EQ/Alliance High Yield
                              ------------------------------------ -------------------------------------
                                  2001         2000        1999        2001         2000         1999
                              ------------ ----------- ----------- ------------ ------------ -----------
IL Plus Original Series, IL COLI, Incentive Life COLI - Class A and B 0.00%
Units Issued ................      110          75          89          63           65          115
Units Redeemed ..............     (115)        (59)        (74)        (68)         (72)         (93)
                                 -----         ---         ---       -----       ------       ------
Net Increase (Decrease) .....       (5)         16          15          (5)          (7)          22
                                 -----         ---         ---      ------       ------       ------
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life 2000 Sales 1999
and after, Survivorship Incentive Life - Class A and B 0.60%
Units Issued ................      --           --          --          --           --           --
Units Redeemed ..............      --           --          --          --           --           --
                                 -----         ---         ---      ------        -----        -----
Net Increase (Decrease) .....      --           --          --          --           --           --
                                 -----         ---         ---      ------        -----        -----
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life 2000 Sales 1999
and after - Class A and B 0.60%
Units Issued ................      --           --          --          --           --           --
Units Redeemed ..............      --           --          --          --           --           --
                                 -----         ---         ---      ------        -----        -----
Net Increase (Decrease) .....      --           --          --          --           --           --
                                 -----         ---      ------      ------        -----        -----
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000 - Class A and B 0.60%
Units Issued ................     292          297         358         364          136          213
Units Redeemed ..............    (419)        (344)       (413)       (374)        (193)        (268)
                                 -----        ----      ------      ------        -----       ------
Net Increase (Decrease) .....    (127)         (47)        (55)        (10)         (57)         (55)
                                 -----        ----      ------      ------        -----       ------
IL Protector - Class A and B 0.80%
Units Issued ................       5            5           5           3            3            3
Units Redeemed ..............      (3)          (3)         (3)         (2)          (2)          (3)
                                 -----        ----      ------      ------       ------       ------
Net Increase (Decrease) .....       2            2           2           1            1           --
                                 -----        ----      ------      ------       ------       ------
Survivorship 2000 - Class A and B 0.90%
Units Issued ................       29          33          48           9           10           14
Units Redeemed ..............      (31)        (19)        (28)        (10)         (13)         (13)
                                 -----        ----      ------      ------       ------       ------
Net Increase (Decrease) .....       (2)         14          20          (1)          (3)           1
                                 -----        ----      ------      ------       ------       ------
Incentive Life 2000 Sales 1999 and after, Survivorship Incentive Life - Class B 0.60%
Units Issued ................      175         150          36          54           27            3
Units Redeemed ..............      (53)        (45)        (10)        (17)          (6)          --
                                 -----        ----      ------      ------       -------      ------
Net Increase (Decrease) .....      122         105          26          37           21            3
                                 -----        ----      ------      ------       ------       ------
Survivorship Incentive Life - Class B 0.60%
Units Issued ................      --           --          --          --           --           --
Units Redeemed ..............      --           --          --          --           --           --
                                 -----        ----      ------      ------       ------       ------
Net Increase (Decrease) .....      --           --          --          --           --           --
                                 -----        ----      ------      ------       ------       ------
Accumulator Life - Class B 1.35% (d)
Units Issued ................      --           --          --          --           --           --
Units Redeemed ..............      --           --          --          --           --           --
                                 -----        ----      ------      ------       ------       ------
Net Increase (Decrease) .....      --           --          --          --           --           --
                                 -----        ----      ------      ------       ------       ------



                                   EQ/Alliance Intermediate
                                     Government Securities              EQ/Alliance International
                              ----------------------------------- --------------------------------------
                                  2001        2000        1999        2001          2000         1999
                              ----------- ----------- ----------- ------------ ------------- -----------
IL Plus Original Series, IL COLI, Incentive Life COLI - Class A and B 0.00%
Units Issued ................      248          68         108         407           78           32
Units Redeemed ..............     (121)        (82)        (75)       (415)         (57)         (26)
                                  ----        ----        ----      ------       ------      ------
Net Increase (Decrease) .....      127         (14)         33          (8)          21           6
                                  ----        ----        ----      ------       ------      ------
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life 2000 Sales 1999
and after, Survivorship Incentive Life - Class A and B 0.60%
Units Issued ................       --          --          --          --           --          --
Units Redeemed ..............       --          --          --          --           --          --
                                  ----        ----        ----      ------       ------      ------
Net Increase (Decrease) .....       --          --          --          --           --          --
                                  ----        ----        ----      ------       ------      ------
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life 2000 Sales 1999
and after - Class A and B 0.60%
Units Issued ................       --          --          --          --           --          --
Units Redeemed ..............       --          --          --          --           --          --
                                  ----        ----        ----      ------       ------      ------
Net Increase (Decrease) .....       --          --          --          --           --          --
                                  ----        ----        ----      ------       ------      ------
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000 - Class A and B 0.60%
Units Issued ................      180          68         128         447        2,238         920
Units Redeemed ..............     (107)       (130)       (131)       (455)      (2,187)       (923)
                                  ----        ----        ----      ------       ------      ------
Net Increase (Decrease) .....       73         (62)         (3)         (8)          51          (3)
                                  ----        ----        ----      ------       ------      ------
IL Protector - Class A and B 0.80%
Units Issued ................        1          --           1           1            1           1
Units Redeemed ..............       --          --          --          (1)          (1)         (1)
                                  ----        ----        ----      ------       ------      ------
Net Increase (Decrease) .....        1          --           1          --           --          --
                                  ----        ----        ----      ------       ------      ------
Survivorship 2000 - Class A and B 0.90%
Units Issued ................       17           3          10          36           88          42
Units Redeemed ..............       (5)         (4)        (10)        (40)         (79)        (43)
                                  ----        ----        ----      ------       ------      ------
Net Increase (Decrease) .....       12          (1)         --          (4)           9          (1)
                                  ----        ----        ----      ------       ------      ------
Incentive Life 2000 Sales 1999 and after, Survivorship Incentive Life - Class B 0.60%
Units Issued ................       90          36           1          49           42           3
Units Redeemed ..............      (41)         (7)         --         (23)         (10)         --
                                  ----        ----        ----      ------       ------      ------
Net Increase (Decrease) .....       49          29           1          26           32           3
                                  ----        ----        ----      ------       ------      ------
Survivorship Incentive Life - Class B 0.60%
Units Issued ................       --          --          --          --           --          --
Units Redeemed ..............       --          --          --          --           --          --
                                  ----        ----        ----      ------       ------      ------
Net Increase (Decrease) .....       --          --          --          --           --          --
                                  ----        ----        ----      ------       ------      ------
Accumulator Life - Class B 1.35% (d)
Units Issued ................       --          --          --          --           --          --
Units Redeemed ..............       --          --          --          --           --          --
                                  ----        ----        ----      ------       ------      ------
Net Increase (Decrease) .....       --          --          --          --           --          --
                                  ----        ----        ----      ------       ------      ------

----------
(a) Units were made available for sale on June 4, 1999.
(b) Units were made available for sale on August 30, 1999.
(c) Units were made available for sale on May 22, 2000.
(d) Units were made available for sale on June 22, 2000.
(e) Units were made available for sale on October 22, 2000.
(f) Units were made available for sale on October 22, 2001.
(g) A substitution of T. Rowe Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See Note 5).
(h) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced, and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(i) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


7. Changes in Units Outstanding (Continued)

   Accumulation units issued and redeemed during the periods indicated were (in thousands):


                                              EQ/Alliance                             EQ/Alliance
                                             Money Market                         Premier Growth (a)
                              ------------------------------------------- -----------------------------------
                                   2001           2000           1999          2001         2000       1999
                              -------------- -------------- ------------- ------------- ----------- ---------
IL Plus Original Series, IL COLI, Incentive Life COLI - Class A and B 0.00%
Units Issued ................      2,600            980         1,153           124         111        34
Units Redeemed ..............     (2,494)          (910)         (983)         (112)        (48)       (4)
                                 -------        -------        ------        ------       -----     -----
Net Increase (Decrease) .....        106             70           170            12          63        30
                                 -------        -------        ------        ------       -----     -----
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life 2000 Sales 1999 and
after, Survivorship Incentive Life - Class A and B 0.60%
Units Issued ................         --             --            --         4,232       4,464       407
Units Redeemed ..............         --             --            --        (6,953)       (752)      (46)
                                 -------        -------        ------        ------       -----     -----
Net Increase (Decrease) .....         --             --            --        (2,721)      3,712       361
                                 -------        -------        ------        ------       -----     -----
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life 2000 Sales 1999 and
after - Class A and B 0.60%
Units Issued ................         --             --            --            --          --        --
Units Redeemed ..............         --             --            --            --          --        --
                                 -------        -------        ------        ------       -----     -----
Net Increase (Decrease) .....         --             --            --            --          --        --
                                 -------        -------        ------        ------       -----     -----
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000 - Class A and B 0.60%
Units Issued ................     15,961         14,099         9,677            --          --        --
Units Redeemed ..............    (16,062)       (14,079)       (9,492)           --          --        --
                                 -------        -------        ------        ------       -----     -----
Net Increase (Decrease) .....       (101)            20           185            --          --        --
                                 -------        -------        ------        ------       -----     -----

IL Protector - Class A and B 0.80%
Units Issued ................          9             17            28             4           5         1
Units Redeemed ..............         (8)           (19)          (29)           (2)         (1)       --
                                 -------        -------        ------        ------       -----     -----
Net Increase (Decrease) .....          1             (2)           (1)            2           4         1
                                 -------        -------        ------        ------       -----     -----
Survivorship 2000 - Class A and B 0.90%
Units Issued ................        685            683           550            --          --        --
Units Redeemed ..............       (718)          (668)         (514)           --          --        --
                                 -------        -------        ------        ------       -----     -----
Net Increase (Decrease) .....        (33)            15            36            --          --        --
                                 -------        -------        ------        ------       -----     -----
Incentive Life 2000 Sales 1999 and after, Survivorship Incentive Life - Class B 0.60%
Units Issued ................      3,175          2,537           706            --          --        --
Units Redeemed ..............     (2,738)        (2,356)         (546)           --          --        --
                                 -------        -------        ------        ------       -----     -----
Net Increase (Decrease) .....        437            181           160            --          --        --
                                 -------        -------        ------        ------       -----     -----
Survivorship Incentive Life - Class B 0.60%
Units Issued ................         --             --            --            --          --        --
Units Redeemed ..............         --             --            --            --          --        --
                                 -------        -------        ------        ------       -----     -----
Net Increase (Decrease) .....         --             --            --            --          --        --
                                 -------        -------        ------        ------       -----     -----
Accumulator Life - Class B 1.35% (d)
Units Issued ................         --              1            --            --          --        --
Units Redeemed ..............         (1)            --            --            --          --        --
                                 -------        -------        ------        ------       -----     -----
Net Increase (Decrease) .....         (1)             1            --            --          --        --
                                 -------        -------        ------        ------       -----     -----



                                           EQ/Alliance                             EQ/Alliance
                                          Quality Bond                          Small Cap Growth
                              ------------------------------------- -----------------------------------------
                                   2001         2000        1999         2001          2000          1999
                              ------------- ----------- ----------- ------------- ------------- -------------
IL Plus Original Series, IL COLI, Incentive Life COLI - Class A and B 0.00%
Units Issued ................       194         109         148            92            87            53
Units Redeemed ..............      (115)        (70)        (75)          (83)          (40)          (25)
                                 ------       -----        ----        ------        ------        ------
Net Increase (Decrease) .....        79          39          73             9            47            28
                                 ------       -----        ----        ------        ------        ------
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life 2000 Sales 1999 and
after, Survivorship Incentive Life - Class A and B 0.60%
Units Issued ................        --          --          --            --            --            --
Units Redeemed ..............        --          --          --            --            --            --
                                 ------       -----        ----        ------        ------        ------
Net Increase (Decrease) .....        --          --          --            --            --            --
                                 ------       -----        ----        ------        ------        ------
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life 2000 Sales 1999 and
after - Class A and B 0.60%
Units Issued ................        --          --          --            --            --            --
Units Redeemed ..............        --          --          --            --            --            --
                                 ------       -----        ----        ------        ------        ------
Net Increase (Decrease) .....        --          --          --            --            --            --
                                 ------       -----        ----        ------        ------        ------
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000 - Class A and B 0.60%
Units Issued ................       264       1,488         250         3,279         7,838         5,677
Units Redeemed ..............    (2,653)       (172)       (255)       (3,278)       (7,546)       (5,657)
                                 ------       -----        ----        ------        ------        ------
Net Increase (Decrease) .....    (2,389)      1,316          (5)            1           292            20
                                 ------       -----        ----        ------        ------        ------
IL Protector - Class A and B 0.80%
Units Issued ................         1           1           1             3             2             3
Units Redeemed ..............        --          --          (1)           (1)           (1)           (2)
                                 ------       -----        ----        ------        ------        ------
Net Increase (Decrease) .....         1           1          --             2             1             1
                                 ------       -----        ----        ------        ------        ------
Survivorship 2000 - Class A and B 0.90%
Units Issued ................        19           8          18            86           149            79
Units Redeemed ..............        (6)         (4)        (12)          (75)         (127)          (75)
                                 ------       -----        ----        ------        ------        ------
Net Increase (Decrease) .....        13           4           6            11            22             4
                                 ------       -----        ----        ------        ------        ------
Incentive Life 2000 Sales 1999 and after, Survivorship Incentive Life - Class B 0.60%
Units Issued ................        91          19           2           162            83             3
Units Redeemed ..............       (16)         (4)         --           (48)          (15)           --
                                 ------       -----        ----        ------        ------        ------
Net Increase (Decrease) .....        75          15           2           114            68             3
                                 ------       -----        ----        ------        ------        ------
Survivorship Incentive Life - Class B 0.60%
Units Issued ................        --          --          --            --            --            --
Units Redeemed ..............        --          --          --            --            --            --
                                 ------       -----        ----        ------        ------        ------
Net Increase (Decrease) .....        --          --          --            --            --            --
                                 ------       -----        ----        ------        ------        ------
Accumulator Life - Class B 1.35% (d)
Units Issued ................        --          --          --            --            --            --
Units Redeemed ..............        --          --          --            --            --            --
                                 ------       -----        ----        ------        ------        ------
Net Increase (Decrease) .....        --          --          --            --            --            --
                                 ------       -----        ----        ------        ------        ------

----------
(a) Units were made available for sale on June 4, 1999.
(b) Units were made available for sale on August 30, 1999.
(c) Units were made available for sale on May 22, 2000.
(d) Units were made available for sale on June 22, 2000.
(e) Units were made available for sale on October 22, 2000.
(f) Units were made available for sale on October 22, 2001.
(g) A substitution of T. Rowe Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See Note 5).
(h) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced, and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(i) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


7. Changes in Units Outstanding (Continued)

   Accumulation units issued and redeemed during the periods indicated were (in thousands):



                                                                                          EQ/Alliance                EQ/AXP
                                                                                          Technology (c)         New Dimensions (e)
                                                                                     ----------------------   ----------------------
                                                                                     2001      2000    1999   2001      2000    1999
                                                                                     ----      ----    ----   ----      ----    ----
IL Plus Original Series, IL COLI,
 Incentive Life COLI - Class A and B 0.00%
Units Issued .....................................................................     118       100    --       10        --     --
Units Redeemed ...................................................................     (94)      (44)   --       (5)       --     --
                                                                                    ------    ------    --   ------    ------   ----
Net Increase (Decrease) ..........................................................      24        56    --        5        --     --
                                                                                    ------    ------    --   ------    ------   ----
Incentive Life, Incentive Life 2000,
 Incentive Life Plus, Champion 2000,
 Incentive Life 2000 Sales 1999 and
 after, Survivorship  Incentive Life
 - Class A and B 0.60%
Units Issued .....................................................................   1,342       698    --       41         4     --
Units Redeemed ...................................................................  (1,018)     (254)   --      (11)       --     --
                                                                                    ------    ------    --   ------    ------   ----
Net Increase (Decrease) ..........................................................     324       444    --       30         4     --
                                                                                    ------    ------    --   ------    ------   ----
Incentive Life, Incentive Life 2000,
 Incentive Life Plus, Champion 2000,
 Incentive Life 2000 Sales 1999 and after
 - Class A and B 0.60%
Units Issued .....................................................................      --        --    --       --        --     --
Units Redeemed ...................................................................      --        --    --       --        --     --
                                                                                    ------    ------    --   ------    ------   ----
Net Increase (Decrease) ..........................................................      --        --    --       --        --     --
                                                                                    ------    ------    --   ------    ------   ----
Incentive Life, Incentive Life 2000,
Incentive Life Plus, Champion 2000
- Class A  and B I 0.60%
Units Issued .....................................................................      --        --    --       --        --     --
Units Redeemed ...................................................................      --        --    --       --        --     --
                                                                                    ------    ------    --   ------    ------   ----
Net Increase (Decrease) ..........................................................      --        --    --       --        --     --
                                                                                    ------    ------    --   ------    ------   ----
IL Protector - Class A and B 0.80%
Units Issued .....................................................................       2         2    --       --        --     --
Units Redeemed ...................................................................      (1)       --    --       --        --     --
                                                                                    ------    ------    --   ------    ------   ----
Net Increase (Decrease) ..........................................................       1         2    --       --        --     --
                                                                                    ------    ------    --   ------    ------   ----
Survivor 2000 - Class A and B 0.90%
Units Issued .....................................................................      --        --    --       --        --     --
Units Redeemed ...................................................................      --        --    --       --        --     --
                                                                                    ------    ------    --   ------    ------   ----
Net Increase (Decrease) ..........................................................      --        --    --       --        --     --
                                                                                    ------    ------    --   ------    ------   ----
Incentive Life 2000 Sales 1999 and
 after, Survivorship Incentive Life - Class B 0.60%
Units Issued .....................................................................      --        --    --       --        --     --
Units Redeemed ...................................................................      --        --    --       --        --     --
                                                                                    ------    ------    --   ------    ------   ----
Net Increase (Decrease) ..........................................................      --        --    --       --        --     --
                                                                                    ------    ------    --   ------    ------   ----
Survivorship Incentive Life - Class B 0.60%
Units Issued .....................................................................      --        --    --       --        --     --
Units Redeemed ...................................................................      --        --    --       --        --     --
                                                                                    ------    ------    --   ------    ------   ----
Net Increase (Decrease) ..........................................................      --        --    --       --        --     --
                                                                                    ------    ------    --   ------    ------   ----
Accumulator Life - Class B 1.35% (d)
Units Issued .....................................................................      --        --    --       --        --     --
Units Redeemed ...................................................................      --        --    --       --        --     --
                                                                                    ------    ------    --   ------    ------   ----
Net Increase (Decrease) ..........................................................      --        --    --       --        --     --
                                                                                    ------    ------    --   ------    ------   ----
                                                                         EQ/AXP Strategy
                                                                          Aggressive (e)                      EQ/Balanced (h)
                                                                 ----------------------------        ------------------------------
                                                                 2001         2000       1999        2001         2000        1999
                                                                 ----         ----       ----        ----         ----         ----
IL Plus Original Series, IL COLI, Incentive Life COLI - Class A and B 0.00%
Units Issued ............................................          21         --           --         133           41           47
Units Redeemed ..........................................          (7)        --           --         (64)         (32)         (20)
                                                                 ----         ----       ----        ----         ----         ----
Net Increase (Decrease) .................................          14         --           --          69            9           27
                                                                 ----         ----       ----        ----         ----         ----
Incentive Life, Incentive Life 2000,
 Incentive Life Plus, Champion 2000,
 Incentive Life 2000  Sales 1999 and
 after, Survivorship  Incentive Life
 - Class A and B 0.60%
Units Issued ............................................          68           77         --        --           --           --
Units Redeemed ..........................................         (19)         (71)        --        --           --           --
                                                                 ----         ----       ----        ----         ----         ----
Net Increase (Decrease) .................................          49            6         --        --           --           --
                                                                 ----         ----       ----        ----         ----         ----
Incentive Life, Incentive Life 2000,
 Incentive Life Plus, Champion 2000,
 Incentive Life 2000  Sales 1999 and after
 - Class A and B 0.60%
Units Issued ............................................        --           --           --        --           --           --
Units Redeemed ..........................................        --           --           --        --           --           --
                                                                 ----         ----       ----        ----         ----         ----
Net Increase (Decrease) .................................        --           --           --        --           --           --
                                                                 ----         ----       ----        ----         ----         ----
Incentive Life, Incentive Life 2000,
 Incentive Life Plus, Champion 2000
 - Class A and B I 0.60%
Units Issued ............................................        --           --           --         507           90          120
Units Redeemed ..........................................        --           --           --        (193)        (151)        (214)
                                                                 ----         ----       ----        ----         ----         ----
Net Increase (Decrease) .................................        --           --           --         314          (61)         (94)
                                                                 ----         ----       ----        ----         ----         ----
IL Protector - Class A and B 0.80%
Units Issued ............................................        --           --           --           5            1            2
Units Redeemed ..........................................        --           --           --          (1)          (1)          (1)
                                                                 ----         ----       ----        ----         ----         ----
Net Increase (Decrease) .................................        --           --           --           4         --              1
                                                                 ----         ----       ----        ----         ----         ----
Survivor 2000 - Class A and B 0.90%
Units Issued ............................................        --           --           --         101           10           16
Units Redeemed ..........................................        --           --           --         (29)          (5)          (5)
                                                                 ----         ----       ----        ----         ----         ----
Net Increase (Decrease) .................................        --           --           --         (72)          (5)         (11)
                                                                 ----         ----       ----        ----         ----         ----
Incentive Life 2000 Sales 1999 and after,
 Survivorship Incentive Life - Class B 0.60%
Units Issued ............................................        --           --           --         153           48           21
Units Redeemed ..........................................        --           --           --         (33)         (11)          (9)
                                                                 ----         ----       ----        ----         ----         ----
Net Increase (Decrease) .................................        --           --           --         120           37           12
                                                                 ----         ----       ----        ----         ----         ----
Survivorship Incentive Life - Class B 0.60%
Units Issued ............................................        --           --           --        --           --           --
Units Redeemed ..........................................        --           --           --        --           --           --
                                                                 ----         ----       ----        ----         ----         ----
Net Increase (Decrease) .................................        --           --           --        --           --           --
                                                                 ----         ----       ----        ----         ----         ----
Accumulator Life - Class B 1.35% (d)
Units Issued ............................................        --           --           --        --           --           --
Units Redeemed ..........................................        --           --           --        --           --           --
                                                                 ----         ----       ----        ----         ----         ----
Net Increase (Decrease) .................................        --           --           --        --           --           --
                                                                 ----         ----       ----        ----         ----         ----

----------
(a) Units were made available for sale on June 4, 1999.
(b) Units were made available for sale on August 30, 1999.
(c) Units were made available for sale on May 22, 2000.
(d) Units were made available for sale on June 22, 2000.
(e) Units were made available for sale on October 22, 2000.
(f) Units were made available for sale on October 22, 2001.
(g) A substitution of T. Rowe Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See Note 5).
(h) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced, and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(i) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


7. Changes in Units Outstanding (Continued)

Accumulation units issued and redeemed during the periods indicated were (in thousands):



                                                               EQ/Bernstein             EQ/Capital             EQ/Capital
                                                                  Diversified            Guardian             Guardian U.S.
                                                                  Value (g)            Research (b)            Equity (b)
                                                            --------------------  --------------------   ---------------------
                                                            2001     2000   1999  2001    2000    1999   2001    2000    1999
                                                            ----     ----   ----  ----    ----    ----   ----    ----    ----

IL Plus Original Series, IL COLI, Incentive Life COLI -
 Class A and B 0.00%
Units Issued ............................................    188       --    --     34      16      --     18       5       1
Units Redeemed ..........................................    (18)      --    --    (20)     (6)     --    (10)     (2)     --
                                                            ----     ----  ----   ----    ----    ----   ----    ----    ----
Net Increase (Decrease) .................................    170       --    --     14      10      --      8       3       1
                                                            ----     ----  ----   ----    ----    ----   ----    ----    ----
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000,  Incentive Life 2000 Sales 1999 and after,
 Survivorship  Incentive Life - Class A and B 0.60%
Units Redeemed ..........................................    692        6    --    140      18       1     65      14       4
Units Redeemed ..........................................   (175)      (3)   --   (107)     (4)     --     (6)     (3)     --
                                                            ----     ----  ----   ----    ----    ----   ----    ----    ----
Net Increase (Decrease) .................................    517        3    --     33       4       1     59      11       4
                                                            ----     ----  ----   ----    ----    ----   ----    ----    ----
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and
 after - Class A and B 0.60%
Units Issued ............................................     --       --    --     --      --      --     --      --      --
Units Redeemed ..........................................     --       --    --     --      --      --     --      --      --
                                                            ----     ----  ----   ----    ----    ----   ----    ----    ----
Net Increase (Decrease) .................................     --       --    --     --      --      --     --      --      --
                                                            ----     ----  ----   ----    ----    ----   ----    ----    ----
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000 - Class A and B 0.60%
Units Redeemed ..........................................     --       --    --     --      --      --     --      --      --
Units Redeemed ..........................................     --       --    --     --      --      --     --      --      --
                                                            ----     ----  ----   ----    ----    ----   ----    ----    ----
Net Increase (Decrease) .................................     --       --    --     --      --      --     --      --      --
                                                            ----     ----  ----   ----    ----    ----   ----    ----    ----
IL Protector - Class A and B 0.80%
Units Issued ............................................      4       --    --     --      --      --     --      --      --
Units Redeemed ..........................................     --       --    --     --      --      --     --      --      --
                                                            ----     ----  ----   ----    ----    ----   ----    ----    ----
Net Increase (Decrease) .................................      4       --    --     --      --      --     --      --      --
                                                            ----     ----  ----   ----    ----    ----   ----    ----    ----
Survivorship 2000 - Class A and B 0.90%
Units Issued ............................................     64       --    --     --      --      --      2      --      --
Units Redeemed ..........................................     --       --    --     --      --      --     --      --      --
                                                            ----     ----  ----   ----    ----    ----   ----    ----    ----
Net Increase (Decrease) .................................     64       --    --     --      --      --      2      --      --
                                                            ----     ----  ----   ----    ----    ----   ----    ----    ----
Incentive Life 2000 Sales 1999 and after,
 Survivorship Incentive Life - Class B 0.60%
Units Issued ............................................     --       --    --     --      --      --     --      --      --
Units Redeemed ..........................................     --       --    --     --      --      --     --      --      --
                                                            ----     ----  ----   ----    ----    ----   ----    ----    ----
Net Increase (Decrease) .................................     --       --    --     --      --      --     --      --      --
                                                            ----     ----  ----   ----    ----    ----   ----    ----    ----
Survivorship Incentive Life - Class B 0.60%
Units Issued ............................................      5        2    --     --      --      --     --      --      --
Units Redeemed ..........................................     (2)      --    --     --      --      --     --      --      --
                                                            ----     ----  ----   ----    ----    ----   ----    ----    ----
Net Increase (Decrease) .................................      3        2    --     --      --      --     --      --      --
                                                            ----     ----  ----   ----    ----    ----   ----    ----    ----
Accumulator Life - Class B 1.35% (d)
Units Issued ............................................     --       --    --     --      --      --     --      --      --
Units Redeemed ..........................................     --       --    --     --      --      --     --      --      --
                                                            ----     ----  ----   ----    ----    ----   ----    ----    ----
Net Increase (Decrease) .................................     --       --    --     --      --      --     --      --      --
                                                            ----     ----  ----   ----    ----    ----   ----    ----    ----

----------
(a) Units were made available for sale on June 4, 1999.
(b) Units were made available for sale on August 30, 1999.
(c) Units were made available for sale on May 22, 2000.
(d) Units were made available for sale on June 22, 2000.
(e) Units were made available for sale on October 22, 2000.
(f) Units were made available for sale on October 22, 2001.
(g) A substitution of T. Rowe Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See Note 5).
(h) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced, and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(i) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


7. Changes in Units Outstanding (Continued)

    Accumulation units issued and redeemed during the periods indicated were (in thousands):



                                                               EQ/Emerging Markets Equity               EQ/Equity 500 Index (i)
                                                            --------------------------------       --------------------------------
                                                             2001         2000         1999         2001         2000         1999
                                                            ------       ------       ------       ------       ------       ------
IL Plus Original Series, IL COLI,
 Incentive Life COLI 0.00%
Units Issued .........................................         744          146          115          247          249          214
Units Redeemed .......................................        (787)         (90)         (34)        (218)        (160)         (92)
                                                            ------       ------       ------       ------       ------       ------
Net Increase (Decrease) ..............................         (43)          56           81           29           89          122
                                                            ------       ------       ------       ------       ------       ------
Incentive Life, Incentive Life 2000,
 Incentive Life Plus, Champion 2000,
 Incentive Life 2000 Sales 1999 and
 after, Survivorship  Incentive Life
 - Class A and B 0.60%
Units Issued .........................................          --           --           --           --           --           --
Units Redeemed .......................................          --           --           --           --           --           --
                                                            ------       ------       ------       ------       ------       ------
Net Increase (Decrease) ..............................          --           --           --           --           --           --
                                                            ------       ------       ------       ------       ------       ------
Incentive Life, Incentive Life 2000,
 Incentive Life Plus, Champion 2000,
 Incentive Life 2000 Sales 1999 and
 after - Class A and B 0.60%
Units Issued .........................................         265          490          252           --           --           --
Units Redeemed .......................................        (239)        (319)        (118)          --           --           --
                                                            ------       ------       ------       ------       ------       ------
Net Increase (Decrease) ..............................          26           17          134           --           --           --
                                                            ------       ------       ------       ------       ------       ------
Incentive Life, Incentive Life 2000,
Incentive Life Plus, Champion 2000 -
Class A and B 0.60%
Units Issued .........................................          --           --           --        3,046        3,537        4,134
Units Redeemed .......................................          --           --           --       (3,050)      (4,086)      (3,348)
                                                            ------       ------       ------       ------       ------       ------
Net Increase (Decrease) ..............................          --           --           --           (4)        (549)         786
                                                            ------       ------       ------       ------       ------       ------
IL Protector - Class A and B 0.80%
Units Issued .........................................           2            2            1            7            7            9
Units Redeemed .......................................           0           (2)          (1)          (5)          (5)          (4)
                                                            ------       ------       ------       ------       ------       ------
Net Increase (Decrease) ..............................          (2)          --           --            2            2            5
                                                            ------       ------       ------       ------       ------       ------
Survivorship 2000 - Class A and B 0.90%
Units Issued .........................................           5           62           18          126          102           84
Units Redeemed .......................................          (6)         (55)          (9)         (98)         (79)         (38)
                                                            ------       ------       ------       ------       ------       ------
Net Increase (Decrease) ..............................          (1)           7            9           28           23           46
                                                            ------       ------       ------       ------       ------       ------
Incentive Life 2000 Sales 1999 and after,
 Survivorship Incentive Life - Class B 0.60%
Units Issued .........................................          --           --           --          534          428           65
Units Redeemed .......................................          --           --           --         (261)        (177)         (15)
                                                            ------       ------       ------       ------       ------       ------
Net Increase (Decrease) ..............................          --           --           --          273          251           50
                                                            ------       ------       ------       ------       ------       ------
Survivorship Incentive Life - Class B 0.60%
Units Issued .........................................           5            7           --           --           --           --
Units Redeemed .......................................          --           --           --           --           --           --
                                                            ------       ------       ------       ------       ------       ------
Net Increase (Decrease) ..............................           5            7           --           --           --           --
                                                            ------       ------       ------       ------       ------       ------
Accumulator Life - Class B 1.35% (d)
Units Issued .........................................          --           --           --           --           --           --
Units Redeemed .......................................          --           --           --           --           --           --
                                                            ------       ------       ------       ------       ------       ------
Net Increase (Decrease) ..............................          --           --           --           --           --           --
                                                            ------       ------       ------       ------       ------       ------

                                                                      EQ/Evergreen Omega (a)                 EQ/FI Mid Cap (d)
                                                                 -----------------------------        ------------------------------
                                                                 2001          2000       1999        2001         2000         1999
                                                                 ----          ----       ----        ----         ----         ----

IL Plus Original Series, IL COLI,
 Incentive Life COLI 0.00%
Units Issued ............................................           6             7         --          28            4           --
Units Redeemed ..........................................          (2)           (7)        --         (17)          (1)          --
                                                                 ----          ----       ----        ----         ----         ----
Net Increase (Decrease) .................................           4            --         --          11            3           --
                                                                 ----          ----       ----        ----         ----         ----
Incentive Life, Incentive Life 2000,
 Incentive Life Plus, Champion 2000,
 Incentive Life 2000 Sales 1999 and
 after, Survivorship  Incentive Life
 - Class A and B 0.60%
Units Issued ............................................          10             6         --         388           59           --
Units Redeemed ..........................................          (3)           (1)        --        (248)         (48)          --
                                                                 ----          ----       ----        ----         ----         ----
Net Increase (Decrease) .................................           7             5         --         140           11           --
                                                                 ----          ----       ----        ----         ----         ----
Incentive Life, Incentive Life 2000,
 Incentive Life Plus, Champion 2000,
 Incentive Life 2000 Sales 1999 and
 after - Class A and B 0.60%
Units Issued ............................................          --            --         --          --           --           --
Units Redeemed ..........................................          --            --         --          --           --           --
                                                                 ----          ----       ----        ----         ----         ----
Net Increase (Decrease) .................................          --            --         --          --           --           --
                                                                 ----          ----       ----        ----         ----         ----
Incentive Life, Incentive Life 2000,
 Incentive Life Plus, Champion 2000
 - Class A and B 0.60%
Units Issued ............................................          --            --         --          --           --           --
Units Redeemed ..........................................          --            --         --          --           --           --
                                                                 ----          ----       ----        ----         ----         ----
Net Increase (Decrease) .................................          --            --         --          --           --           --
                                                                 ----          ----       ----        ----         ----         ----
IL Protector - Class A and B 0.80%
Units Issued ............................................          --            --         --           1           --           --
Units Redeemed ..........................................          --            --         --          --           --           --
                                                                 ----          ----       ----        ----         ----         ----
Net Increase (Decrease) .................................          --            --         --           1           --           --
                                                                 ----          ----       ----        ----         ----         ----
Survivorship 2000 - Class A and B 0.90%
Units Issued ............................................          --            --         --          10            1           --
Units Redeemed ..........................................          --            --         --          (2)          --           --
                                                                 ----          ----       ----        ----         ----         ----
Net Increase (Decrease) .................................          --            --         --           8            1           --
                                                                 ----          ----       ----        ----         ----         ----
Incentive Life 2000 Sales 1999 and after,
 Survivorship Incentive Life - Class B 0.60%
Units Issued ............................................          --            --         --          --           --           --
Units Redeemed ..........................................          --            --         --          --           --           --
                                                                 ----          ----       ----        ----         ----         ----
Net Increase (Decrease) .................................          --            --         --          --           --           --
                                                                 ----          ----       ----        ----         ----         ----
Survivorship Incentive Life - Class B 0.60%
Units Issued ............................................          --            --         --          --           --           --
Units Redeemed ..........................................          --            --         --          --           --           --
                                                                 ----          ----       ----        ----         ----         ----
Net Increase (Decrease) .................................          --            --         --          --           --           --
                                                                 ----          ----         --        ----         ----         ----
Accumulator Life - Class B 1.35% (d)
Units Issued ............................................          --            --         --          --           --           --
Units Redeemed ..........................................          --            --         --          --           --           --
                                                                 ----          ----       ----        ----         ----         ----
                                                                 ----          ----       ----        ----         ----         ----
Net Increase (Decrease) .................................          --            --         --          --           --           --
                                                                 ----          ----       ----        ----         ----         ----

----------
(a) Units were made available for sale on June 4, 1999.
(b) Units were made available for sale on August 30, 1999.
(c) Units were made available for sale on May 22, 2000.
(d) Units were made available for sale on June 22, 2000.
(e) Units were made available for sale on October 22, 2000.
(f) Units were made available for sale on October 22, 2001.
(g) A substitution of T. Rowe Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See Note 5).
(h) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced, and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(i) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


7.  Changes in Units Outstanding (Continued)

    Accumulation units issued and redeemed during the periods indicated were (in thousands):




                                                              EQ/FI Small/Mid Cap Value (e)            EQ/Janus Large Cap Growth
                                                             ------------------------------         ------------------------------
                                                             2001         2000         1999         2001         2000         1999
                                                             ----         ----         ----         ----         ----         ----
IL Plus Original Series, IL COLI,
 Incentive Life COLI - Class A and B 0.00%
Units Issued ..........................................        74           35           38           61            5           --
Units Redeemed ........................................       (42)         (28)         (34)         (33)          (1)          --
                                                             ----         ----         ----         ----         ----         ----
Net Increase (Decrease) ...............................        32            7            4           28            4           --
                                                             ----         ----         ----         ----         ----         ----
Incentive Life, Incentive Life 2000,
 Incentive Life Plus, Champion 2000,
 Incentive Life 2000 Sales 1999 and
 after, Survivorship  Incentive Life -
 Class A and B 0.60%
Units Issued ..........................................        --           --           --          224           40           --
Units Redeemed ........................................        --           --           --          (87)          (4)          --
                                                             ----         ----         ----         ----         ----         ----
Net Increase (Decrease) ...............................        --           --           --          137           36           --
                                                             ----         ----         ----         ----         ----         ----
Incentive Life, Incentive Life 2000,
 Incentive Life Plus, Champion 2000,
 Incentive Life 2000 Sales 1999 and after
 - Class A and B s0.60%
Units Issued ..........................................        --           --           --           --           --           --
Units Redeemed ........................................        --           --           --           --           --           --
                                                             ----         ----         ----         ----         ----         ----
Net Increase (Decrease) ...............................        --           --           --           --           --           --
                                                             ----         ----         ----         ----         ----         ----
Incentive Life, Incentive Life 2000,
 Incentive Life Plus, Champion 2000
 - Class A and B 0.60%
Units Issued ..........................................       149          100          129           --           --           --
Units Redeemed ........................................      (387)        (109)        (141)          --           --           --
                                                             ----         ----         ----         ----         ----         ----
Net Increase (Decrease) ...............................      (238)          (9)         (12)          --           --           --
                                                             ----         ----         ----         ----         ----         ----
IL Protector - Class A and B 0.80%
Units Issued ..........................................         3            1            2            1           --           --
Units Redeemed ........................................        (1)          (1)          (1)          --           --           --
                                                             ----         ----         ----         ----         ----         ----
Net Increase (Decrease) ...............................         2           --            1            1           --           --
                                                             ----         ----         ----         ----         ----         ----
Survivorship 2000 - Class A and B 0.90%
Units Issued ..........................................        28            7            9            6            2           --
Units Redeemed ........................................        (4)          (5)         (10)          (2)          --           --
                                                             ----         ----         ----         ----         ----         ----
Net Increase (Decrease) ...............................        24            2           (1)           4            2           --
                                                             ----         ----         ----         ----         ----         ----
Incentive Life 2000 Sales 1999 and after,
 Survivorship Incentive Life
 - Class B 0.60%
Units Issued ..........................................       600            2           --           --           --           --
Units Redeemed ........................................       (64)          --           --           --           --           --
                                                             ----         ----         ----         ----         ----         ----
Net Increase (Decrease) ...............................       536            2           --           --           --           --
                                                             ----         ----         ----         ----         ----         ----
Survivorship Incentive Life - Class B 0.60%
Units Issued ..........................................        --           --           --           --           --           --
Units Redeemed ........................................        --           --           --           --           --           --
                                                             ----         ----         ----         ----         ----         ----
Net Increase (Decrease) ...............................        --           --           --           --           --           --
                                                             ----         ----         ----         ----         ----         ----
Accumulator Life - Class B 1.35% (d)
Units Issued ..........................................        --           --           --           --           --           --
Units Redeemed ........................................        --           --           --           --           --           --
                                                             ----         ----         ----         ----         ----         ----
Net Increase (Decrease) ...............................        --           --           --           --           --           --
                                                             ----         ----         ----         ----         ----         ----

----------
(a) Units were made available for sale on June 4, 1999.
(b) Units were made available for sale on August 30, 1999.
(c) Units were made available for sale on May 22, 2000.
(d) Units were made available for sale on June 22, 2000.
(e) Units were made available for sale on October 22, 2000.
(f) Units were made available for sale on October 22, 2001.
(g) A substitution of T. Rowe Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See Note 5).
(h) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced, and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(i) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

Notes to Financial Statements (Concluded)

December 31, 2001


7. Changes in Units Outstanding (Continued)

Accumulation units issued and redeemed during the periods indicated were (in thousands):



                                                            EQ/Marsico           EQ/Mercury Basic             EQ/MFS Emerging
                                                             Focus (f)             Value Equity               Growth Companies
                                                       ------------------- --------------------------    --------------------------
                                                        2001   2000  1999    2001      2000      1999      2001      2000     1999
                                                        ----   ---- -----    ----      ----      ----      ----      ----     ----
IL Plus Original Series, IL COLI,
 Incentive Life COLI - Class A and B 0.00%
Units Issued .......................................       --    --   --       52        58        37       108       120        92
Units Redeemed .....................................       --    --   --      (29)      (27)      (16)      (95)      (72)      (25)
                                                       ------  ---- ----   ------    ------    ------    ------    ------    ------
Net Increase (Decrease) ............................       --    --   --       23        31        21        13        48        67
                                                       ------  ---- ----   ------    ------    ------    ------    ------    ------
Incentive Life, Incentive Life 2000,
 Incentive Life Plus, Champion 2000,
 Incentive Life 2000 Sales 1999 and
 after, Survivorship Incentive Life
 - Class A and B 0.60%
Units Issued .......................................        6    --   --       --        --        --        --        --        --
Units Redeemed .....................................       --    --   --       --        --        --        --        --        --
                                                       ------  ---- ----   ------    ------    ------    ------    ------    ------
Net Increase (Decrease) ............................        6    --   --       --        --        --        --        --        --
                                                       ------  ---- ----   ------    ------    ------    ------    ------    ------
Incentive Life, Incentive Life 2000,
 Incentive Life Plus, Champion 2000,
 Incentive Life 2000 Sales 1999 and after
 - Class A and B 0.60%
Units Issued .......................................       --    --   --      262        73       125     1,557     1,556     1,179
Units Redeemed .....................................       --    --   --      (83)      (60)      (51)   (1,514)   (1,121)     (781)
                                                       ------  ---- ----   ------    ------    ------    ------    ------    ------
Net Increase (Decrease) ............................       --    --   --      179        13        74        43       435       398
                                                       ------  ---- ----   ------    ------    ------    ------    ------    ------
Incentive Life, Incentive Life 2000,
 Incentive Life Plus, Champion 2000
 - Class A and B 0.60%
Units Issued .......................................       --    --   --       --        --        --        --        --        --
Units Redeemed .....................................       --    --   --       --        --        --        --        --        --
                                                       ------  ---- ----   ------    ------    ------    ------    ------    ------
Net Increase (Decrease) ............................       --    --   --       --        --        --        --        --        --
                                                       ------  ---- ----   ------    ------    ------    ------    ------    ------
IL Protector - Class A and B 0.80%
Units Issued .......................................       --    --   --        2         1         1         4         4         4
Units Redeemed .....................................       --    --   --       (1)       (1)       (1)       (2)       (2)       (1)
                                                       ------  ---- ----   ------    ------    ------    ------    ------    ------
Net Increase (Decrease) ............................       --    --   --        1        --        --         2         2         3
                                                       ------  ---- ----   ------    ------    ------    ------    ------    ------
Survivorship 2000 - Class A and B 0.90%
Units Issued .......................................        1    --   --       25        11        11        55        36        47
Units Redeemed .....................................       --    --   --       (6)       (4)       (4)      (55)      (13)      (16)
                                                       ------    --   --   ------    ------    ------    ------    ------    ------
Net Increase (Decrease) ............................        1    --   --       19         7         7        --        23        31
                                                       ------  ---- ----   ------    ------    ------    ------    ------    ------
Incentive Life 2000 Sales 1999 and after,
 Survivorship Incentive Life - Class B 0.60%
Units Issued .......................................       --    --   --       --        --        --        --        --        --
Units Redeemed .....................................       --    --   --       --        --        --        --        --        --
                                                       ------  ---- ----   ------    ------    ------    ------    ------    ------
Net Increase (Decrease) ............................       --    --   --       --        --        --        --        --        --
                                                       ------  ---- ----   ------    ------    ------    ------    ------    ------
Survivorship Incentive Life - Class B 0.60%
Units Issued .......................................       --    --   --       67        24         7       131        79        19
Units Redeemed .....................................       --    --   --      (54)      (19)       (5)      (99)      (40)      (16)
                                                       ------  ---- ----   ------    ------    ------    ------    ------    ------
Net Increase (Decrease) ............................       --    --   --       13         5         2        32        39         3
                                                       ------  ---- ----   ------    ------    ------    ------    ------    ------
Accumulator Life 1.35% - Class B (d)
Units Issued .......................................       --    --   --       --        --        --        --        --        --
Units Redeemed .....................................       --    --   --       --        --        --        --        --        --
                                                       ------  ---- ----   ------    ------    ------    ------    ------    ------
Net Increase (Decrease) ............................       --    --   --       --        --        --        --        --        --
                                                       ------  ---- ----   ------    ------    ------    ------    ------    ------

----------
(a) Units were made available for sale on June 4, 1999.
(b) Units were made available for sale on August 30, 1999.
(c) Units were made available for sale on May 22, 2000.
(d) Units were made available for sale on June 22, 2000.
(e) Units were made available for sale on October 22, 2000.
(f) Units were made available for sale on October 22, 2001.
(g) A substitution of T. Rowe Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See Note 5).
(h) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced, and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(i) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


7.  Changes in Units Outstanding (Continued)

    Accumulation units issued and redeemed during the periods indicated were (in thousands):



                                                                EQ/MFS Investors Trust (a)              EQ/MFS Research
                                                            --------------------------------       --------------------------------
                                                             2001         2000         1999         2001        2000          1999
                                                            ------       ------       ------       ------       ------       ------
IL Plus Original Series, IL COLI,
 Incentive Life COLI
 - Class A and B 0.00%
Units Issued .........................................           4            6            1           67           60           35
Units Redeemed .......................................          (2)          (3)          --          (57)         (29)         (14)
                                                            ------       ------       ------       ------       ------       ------
Net Increase (Decrease) ..............................           2            3            1           10           31           21
                                                            ------       ------       ------       ------       ------       ------
 Incentive Life, Incentive Life 2000,
 Incentive Life Plus, Champion 2000,
 Incentive Life 2000 Sales 1999 and \
 after, Survivorship Incentive  Life
 - Class A and B 0.60%
Units Issued .........................................          34           16            4           --           --           --
Units Redeemed .......................................         (10)          (2)          (1)          --           --           --
                                                            ------       ------       ------       ------       ------       ------
Net Increase (Decrease) ..............................          24           14            3           --           --           --
                                                            ------       ------       ------       ------       ------       ------
Incentive Life, Incentive Life 2000,
 Incentive Life Plus, Champion 2000,
 Incentive Life 2000 Sales 1999 and
 after, Survivorship Incentive  Life
 - Class A and B 0.60%
Units Issued .........................................          --           --           --        1,144          978          127
Units Redeemed .......................................          --           --           --       (1,116)        (893)         (77)
                                                            ------       ------       ------       ------       ------       ------
Net Increase (Decrease) ..............................          --           --           --           28           85           50
                                                            ------       ------       ------       ------       ------       ------
Incentive Life, Incentive Life 2000,
 Incentive Life Plus, Champion 2000,
 Incentive Life 2000 Sales 1999 and
 after, Survivorship Incentive  Life
 - Class A and B 0.60%
Units Issued .........................................          --           --           --           --           --           --
Units Redeemed .......................................          --           --           --           --           --           --
                                                            ------       ------       ------       ------       ------       ------
Net Increase (Decrease) ..............................          --           --           --           --           --           --
                                                            ------       ------       ------       ------       ------       ------
IL Protector - Class A and B 0.80%
Units Issued .........................................          --           --           --            2            2            2
Units Redeemed .......................................          --           --           --           (1)          (1)          (1)
                                                            ------       ------       ------       ------       ------       ------
Net Increase (Decrease) ..............................          --           --           --            1            1            1
                                                            ------       ------       ------       ------       ------       ------
Survivorship 2000 - Class A and B 0.90%
Units Issued .........................................           1            1           --           29           15           26
Units Redeemed .......................................          (1)          --           --          (31)          (7)         (18)
                                                            ------       ------       ------       ------       ------       ------
Net Increase (Decrease) ..............................          --            1           --           (2)           8            8
                                                            ------       ------       ------       ------       ------       ------
Incentive Life 2000 Sales 1999 and after,
 Survivorship Incentive Life - Class B 0.60%
Units Issued .........................................          --           --           --           --           --           --
Units Redeemed .......................................          --           --           --           --           --           --
                                                            ------       ------       ------       ------       ------       ------
Net Increase (Decrease) ..............................          --           --           --           --           --           --
                                                            ------       ------       ------       ------       ------       ------
Survivorship Incentive Life Class B 0.60%
Units Issued .........................................          --           11            1          101           42            1
Units Redeemed .......................................          --           (2)          --          (94)         (33)          --
                                                            ------       ------       ------       ------       ------       ------
Net Increase (Decrease) ..............................          --            9            1            7            9            1
                                                            ------       ------       ------       ------       ------       ------
Accumulator Life Class B 1.35% (d)
Units Issued .........................................          --           --           --           --           --           --
Units Redeemed .......................................          --           --           --           --           --           --
                                                            ------       ------       ------       ------       ------       ------
Net Increase (Decrease) ..............................          --           --           --           --           --           --
                                                            ------       ------       ------       ------       ------       ------



                                                             EQ/Putnam Growth
                                                               & Income Value
                                                          ---------------------
                                                          2001     2000     1999
                                                          ----     ----     ----
IL Plus Original Series, IL COLI,
Incentive Life COLI - Class A and B 0.00%
Units Issued ........................................      22       26       22
Units Redeemed ......................................     (16)     (18)     (10)
                                                          ---      ---      ---
Net Increase (Decrease) .............................       6        8       12
                                                          ---      ---      ---
Incentive Life, Incentive Life 2000,
 Incentive Life Plus, Champion 2000,
 Incentive Life 2000 Sales 1999 and after,
 Survivorship Incentive
 Life - Class A and B 0.60%
Units Issued ........................................      --       --       --
Units Redeemed ......................................      --       --       --
                                                          ---      ---      ---
Net Increase (Decrease) .............................      --       --       --
                                                          ---      ---      ---
Incentive Life, Incentive Life 2000,
 Incentive Life Plus, Champion 2000,
 Incentive Life 2000 Sales 1999 and after,
 Survivorship Incentive  Life
 - Class A and B 0.60%
Units Issued ........................................      45       41       66
Units Redeemed ......................................      (9)     (45)     (38)
                                                          ---      ---      ---
Net Increase (Decrease) .............................      36       (4)      28
                                                          ---      ---      ---
Incentive Life, Incentive Life 2000,
 Incentive Life Plus, Champion 2000,
 Incentive Life 2000 Sales 1999 and after,
 Survivorship Incentive
 Life - Class A and B 0.60%
Units Issued ........................................      --       --       --
Units Redeemed ......................................      --       --       --
                                                          ---      ---      ---
Net Increase (Decrease) .............................      --       --       --
                                                          ---      ---      ---
IL Protector - Class A and B 0.80%
Units Issued ........................................       1        1        1
Units Redeemed ......................................      (1)      (1)      --
                                                          ---      ---      ---
Net Increase (Decrease) .............................      --       --        1
                                                          ---      ---      ---
Survivorship 2000 - Class A and B 0.90%
Units Issued ........................................       4        6        7
Units Redeemed ......................................      (2)      (6)      (3)
                                                          ---      ---      ---
Net Increase (Decrease) .............................       2       --        4
                                                          ---      ---      ---
Incentive Life 2000 Sales 1999 and after,
 Survivorship Incentive Life - Class B 0.60%
Units Issued ........................................      --       --       --
Units Redeemed ......................................      --       --       --
                                                          ---      ---      ---
Net Increase (Decrease) .............................      --       --       --
                                                          ---      ---      ---
Survivorship Incentive Life Class B 0.60%
Units Issued ........................................      35       16        1
Units Redeemed ......................................     (27)      (9)      --
                                                          ---      ---      ---
Net Increase (Decrease) .............................       8        7        1
                                                          ---      ---      ---
Accumulator Life Class B 1.35% (d)
Units Issued ........................................      --       --       --
Units Redeemed ......................................      --       --       --
                                                          ---      ---      ---
Net Increase (Decrease) .............................      --       --       --
                                                          ---      ---      ---

----------
(a) Units were made available for sale on June 4, 1999.
(b) Units were made available for sale on August 30, 1999.
(c) Units were made available for sale on May 22, 2000.
(d) Units were made available for sale on June 22, 2000.
(e) Units were made available for sale on October 22, 2000.
(f) Units were made available for sale on October 22, 2001.
(g) A substitution of T. Rowe Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See Note 5).
(h) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced, and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(i) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


7.  Changes in Units Outstanding (Concluded)

    Accumulation units issued and redeemed during the periods indicated were (in thousands):



                                                                                          EQ/T. Rowe Price International Stock
                                                                                     ----------------------------------------------
                                                                                      2001                2000                1999
                                                                                     ------              ------              ------
IL Plus Original Series, IL COLI,
Incentive Life COLI - Class A and B 0.00%
Units Issued ...........................................................                462                  51                  56
Units Redeemed .........................................................               (448)                (30)                (22)
                                                                                     ------              ------              ------
Net Increase (Decrease) ................................................                 14                  21                  34
                                                                                     ------              ------              ------
Incentive Life, Incentive Life 2000,
 Incentive Life Plus, Champion 2000,
 Incentive Life 2000 Sales 1999 and
 after Survivorship  Incentive Life
 - Class A and B 0.60%
Units Issued ...........................................................                 --                  --                  --
Units Redeemed .........................................................                 --                  --                  --
                                                                                     ------              ------              ------
Net Increase (Decrease) ................................................                 --                  --                  --
                                                                                     ------              ------              ------
Incentive Life, Incentive Life 2000,
 Incentive Life Plus, Champion 2000,
 Incentive Life 2000 Sales 1999 and
 after - Class A and B 0.60%
Units Issued ...........................................................                235               2,286               1,035
Units Redeemed .........................................................               (174)             (2,204)               (989)
                                                                                     ------              ------              ------
Net Increase (Decrease) ................................................                 61                  82                  46
                                                                                     ------              ------              ------
Incentive Life, Incentive Life 2000,
 Incentive Life Plus, Champion 2000
 - Class A and B 0.60%
Units Issued ...........................................................                 --                  --                  --
Units Redeemed .........................................................                 --                  --                  --
                                                                                     ------              ------              ------
Net Increase (Decrease) ................................................                 --                  --                  --
                                                                                     ------              ------              ------
IL Protector - Class A and B 0.80%
Units Issued ...........................................................                  1                   1                   1
Units Redeemed .........................................................                 (1)                 (1)                 --
                                                                                     ------              ------              ------
Net Increase (Decrease) ................................................                 --                  --                   1
                                                                                     ------              ------              ------
Survivorship - Class A and B 2000 0.90%
Units Issued ...........................................................                 47                 103                  52
Units Redeemed .........................................................                (38)                (93)                (45)
                                                                                     ------              ------              ------
Net Increase (Decrease) ................................................                  9                  10                   7
                                                                                     ------              ------              ------
Incentive Life 2000 Sales 1999 and after,
 Survivorship Incentive Life - Class B 0.60%
Units Issued ...........................................................                 --                  --                  --
Units Redeemed .........................................................                 --                  --                  --
                                                                                     ------              ------              ------
Net Increase (Decrease) ................................................                 --                  --                  --
                                                                                     ------              ------              ------
Survivorship Incentive Life - Class B 0.60%
Units Issued ...........................................................                 49                  39                   1
Units Redeemed .........................................................                (42)                (31)                 --
                                                                                     ------              ------              ------
Net Increase (Decrease) ................................................                  7                   8                   1
                                                                                     ------              ------              ------
Accumulator Life - Class B 1.35% (d)
Units Issued ...........................................................                 --                  --                  --
Units Redeemed .........................................................                 --                  --                  --
                                                                                     ------              ------              ------
Net Increase (Decrease) ................................................                 --                  --                  --
                                                                                     ------              ------              ------

----------
(a) Units were made available for sale on June 4, 1999.
(b) Units were made available for sale on August 30, 1999.
(c) Units were made available for sale on May 22, 2000.
(d) Units were made available for sale on June 22, 2000.
(e) Units were made available for sale on October 22, 2000.
(f) Units were made available for sale on October 22, 2001.
(g) A substitution of T. Rowe Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See Note 5).
(h) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced, and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(i) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


8.  Accumulation Unit Values


    Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units.


                                                                                  Years Ended December 31,
                                                             -------------------------------------------------------------------
                                                                  2001          2000         1999          1998         1997
                                                             ------------- ------------- ------------ ------------- ------------
EQ/Aggressive Stock
-------------------
IL Plus Original Series, IL COLI, Incentive Life COLI -
Class A 0.00%
 Unit Value, end of period .................................   $ 139.88      $ 186.45      $ 214.65     $ 180.62      $ 180.10
 Net Assets (000's) ........................................   $ 48,818      $ 67,681      $ 74,913     $ 57,618      $ 44,485
 Number of units outstanding, end of period (000's) ........        349           363           349          319           247
 Total Return ..............................................     (24.98)%      (13.13)%       18.84%        0.29%        10.94%
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000 - Class A 0.60%
 Unit Value, end of period .................................   $ 585.07      $ 784.63      $ 908.70     $ 769.26      $ 771.69
 Net Assets (000's) ........................................   $503,745      $718,721      $928,691     $871,572      $875,868
 Number of units outstanding, end of period (000's) ........        861           916         1,022        1,133         1,135
 Total Return ..............................................     (25.43)%      (13.65)%       18.13%       (0.31)%       10.14%
IL Protector - Class A 0.80%
 Unit Value, end of period .................................   $  87.81      $ 118.01      $ 136.94     $ 116.16      $ 116.76
 Net Assets (000's) ........................................   $  2,546      $  3,068      $  3,287     $  2,323      $  1,401
 Number of units outstanding, end of period (000's) ........         29            26            24           20            12
 Total Return ..............................................     (25.59)%     (13.83)%       17.83%       (0.52)%        9.92%
Survivorship 2000 - Class A 0.90%
 Unit Value, end of period .................................   $ 159.24      $ 214.20      $ 248.82     $ 211.28      $ 212.58
 Net Assets (000's) ........................................   $ 25,956      $ 34,486      $ 41,802     $ 37,185      $ 31,462
 Number of units outstanding, end of period (000's) ........        163           161           168          176           148
 Total Return ..............................................    (25.66)%      (13.91)%       17.77%       (0.62)%        9.81%
Incentive Life 2000 Sales 1999 and after,
Survivorship Incentive Life - Class B 0.60% (c)
 Unit Value, end of period .................................   $  72.23      $  97.12      $ 112.75           --            --
 Net Assets (000's) ........................................   $  7,512      $  4,953      $  1,579           --            --
 Number of units outstanding, end of period (000's) ........        104            51            14           --            --
 Total Return ..............................................     (25.63)%      (13.86)%       17.83%          --            --
Accumulator Life - Class B 1.35% (f)
 Unit Value, end of period .................................   $  70.78      $  95.89            --           --            --
 Net Assets (000's) ........................................         --            --            --           --            --
 Number of units outstanding, end of period (000's) ........         --            --            --           --            --
 Total Return ..............................................     (26.19)%      (19.49)%          --           --            --

----------
(a)  Units were made available for sale on May 1, 1997.
(b)  Units were made available for sale on August 20, 1997.
(c)  Units were made available for sale on June 4, 1999.
(d)  Units were made available for sale on August 30, 1999.
(e)  Units were made available for sale on May 22, 2000.
(f)  Units were made available for sale on June 22, 2000.
(g)  Units were made available for sale on October 22, 2000.
(h)  Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See
     Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l)  Units were made available for sale on August 1, 1997.
(m)  Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


8.  Accumulation Unit Values (Continued)


    Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units.


                                                                Years Ended December 31,
                                                             -------------------------------
                                                                   2001            2000
                                                             --------------- ---------------
EQ/Alliance Common Stock
------------------------
IL Plus Original Series, IL COLI, Incentive Life COLI -
Class A 0.00%
 Unit Value, end of period .................................    $  266.27       $  297.57
 Net Assets (000's) ........................................    $ 186,389       $ 199,074
 Number of units outstanding, end of period (000's) ........          700             669
 Total Return ..............................................      (10.52)%        (14.03)%
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000 - Class A 0.60%
 Unit Value, end of period .................................    $  735.40       $  826.84
 Net Assets (000's) ........................................    $2,122,364      $2,511,940
 Number of units outstanding, end of period (000's) ........        2,886           3,038
 Total Return ..............................................     (11.06)%        (14.54)%
IL Protector - Class A 0.80%
 Unit Value, end of period .................................    $  181.64       $  204.64
 Net Assets (000's) ........................................    $  11,443       $  11,460
 Number of units outstanding, end of period (000's) ........           63              56
 Total Return ..............................................       (11.24)%        (14.72)%
Survivorship 2000 - Class A 0.90%
 Unit Value, end of period .................................    $  313.16       $  353.18
 Net Assets (000's) ........................................    $ 147,812       $ 162,816
 Number of units outstanding, end of period (000's) ........          472             461
 Total Return ..............................................       (11.33)%        (14.80)%
Incentive Life 2000 Sales 1999 and after,
Survivorship Incentive Life - Class B 0.60% (c)
 Unit Value, end of period .................................    $  101.14       $  114.00
 Net Assets (000's) ........................................    $ 106,703       $  64,410
 Number of units outstanding, end of period (000's) ........        1,055             565
 Total Return ..............................................       (11.28)%        (14.75)%
Accumulator Life - Class B 1.35% (f)
 Unit Value, end of period .................................    $   82.58       $   93.79
 Net Assets (000's) ........................................           --              --
 Number of units outstanding, end of period (000's) ........           --              --
 Total Return ..............................................       (11.95)%        (15.40)%



                                                                       Years Ended December 31,
                                                             --------------------------------------------
                                                                  1999           1998           1997
                                                             -------------- -------------- --------------
IL Plus Original Series, IL COLI, Incentive Life COLI -
Class A 0.00%
 Unit Value, end of period .................................   $   346.14     $   276.49     $   213.70
 Net Assets (000's) ........................................   $  218,414     $  147,922     $   89,113
 Number of units outstanding, end of period (000's) ........          631            535            417
 Total Return ..............................................        25.19%         29.38%         29.40%
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000 - Class A 0.60%
 Unit Value, end of period .................................   $   967.57     $   777.53     $   604.57
 Net Assets (000's) ........................................   $3,350,695     $2,657,598     $2,021,682
 Number of units outstanding, end of period (000's) ........        3,463          3,418          3,344
 Total Return ..............................................        24.44%         28.61%         28.44%
IL Protector - Class A 0.80%
 Unit Value, end of period .................................   $   239.96     $   193.22     $   150.54
 Net Assets (000's) ........................................   $   11,518     $    6,569     $    2,860
 Number of units outstanding, end of period (000's) ........           48             34             19
 Total Return ..............................................        24.19%         28.35%         28.18%
Survivorship 2000 - Class A 0.90%
 Unit Value, end of period .................................   $   414.53     $   334.12     $   260.58
 Net Assets (000's) ........................................   $  175,346     $  121,620     $   76,350
 Number of units outstanding, end of period (000's) ........          423            364            293
 Total Return ..............................................        24.07%         28.22%         28.06%
Incentive Life 2000 Sales 1999 and after,
Survivorship Incentive Life - Class B 0.60% (c)
 Unit Value, end of period .................................   $   133.73             --             --
 Net Assets (000's) ........................................   $   12,838             --             --
 Number of units outstanding, end of period (000's) ........           96             --             --
 Total Return ..............................................        24.13%            --             --
Accumulator Life - Class B 1.35% (f)
 Unit Value, end of period .................................           --             --             --
 Net Assets (000's) ........................................           --             --             --
 Number of units outstanding, end of period (000's) ........           --             --             --
 Total Return ..............................................           --             --             --

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


8.  Accumulation Unit Values (Continued)


    Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units.


                                                                                  Years Ended December 31,
                                                             ------------------------------------------------------------------
                                                                  2001          2000         1999         1998         1997
                                                             ------------- ------------- ------------ ------------ ------------
EQ/Alliance Global
------------------
IL Plus Original Series, IL COLI, Incentive Life COLI -
Class A 0.00%
 Unit Value, end of period .................................   $ 167.44      $ 209.44      $ 257.49     $ 185.88     $ 152.61
 Net Assets (000's) ........................................   $ 35,497      $ 43,773      $ 45,318     $ 26,209     $ 17,550
 Number of units outstanding, end of period (000's) ........        212           209           176          141          115
 Total Return ..............................................     (20.05)%      (18.66)%       38.52%       21.80%       11.66%
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000 - Class A 0.60%
 Unit Value, end of period .................................   $ 316.53      $ 398.33      $ 492.66     $ 357.79     $ 295.53
 Net Assets (000's) ........................................   $379,836      $507,871      $629,619     $465,485     $388,326
 Number of units outstanding, end of period (000's) ........      1,200         1,275         1,278        1,301        1,314
 Total Return ..............................................     (20.54)%      (19.15)%       37.70%       21.07%       10.88%
IL Protector - Class A 0.80%
 Unit Value, end of period .................................   $ 125.54      $ 158.30      $ 196.19     $ 142.77     $ 118.16
 Net Assets (000's) ........................................   $  1,255      $  1,266      $  1,373     $    714     $    354
 Number of units outstanding, end of period (000's) ........         10             8             7            5            3
 Total Return ..............................................     (20.70)%      (19.31)%       37.42%       20.83%       10.65%
Survivorship 2000 - Class A 0.90%
 Unit Value, end of period .................................   $ 223.25      $ 281.80      $ 349.58     $ 254.65     $ 210.97
 Net Assets (000's) ........................................   $ 31,925      $ 39,734      $ 46,145     $ 32,086     $ 22,996
 Number of units outstanding, end of period (000's) ........        143           141           132          126          109
 Total Return ..............................................     (20.78)%      (19.39)%       37.28%       20.70%       10.54%
Incentive Life 2000 Sales 1999 and after,
Survivorship Incentive Life - Class B 0.60% (c)
 Unit Value, end of period .................................   $  81.33      $ 102.62      $ 127.23           --           --
 Net Assets (000's) ........................................   $ 18,706      $ 12,314      $  1,527           --           --
 Number of units outstanding, end of period (000's) ........        230           120            12           --           --
 Total Return ..............................................     (20.74)%      (19.35)%       27.23%          --           --
Accumulator Life - Class B 1.35% (f)
 Unit Value, end of period .................................   $  75.15      $  95.54            --           --           --
 Net Assets (000's) ........................................         --            --            --           --           --
 Number of units outstanding, end of period (000's) ........         --            --            --           --           --
 Total Return ..............................................     (21.34)%      (19.95)%          --           --           --

----------
(a)  Units were made available for sale on May 1, 1997.
(b)  Units were made available for sale on August 20, 1997.
(c)  Units were made available for sale on June 4, 1999.
(d)  Units were made available for sale on August 30, 1999.
(e)  Units were made available for sale on May 22, 2000.
(f)  Units were made available for sale on June 22, 2000.
(g)  Units were made available for sale on October 22, 2000.
(h)  Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See
     Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l)  Units were made available for sale on August 1, 1997.
(m)  Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


8.  Accumulation Unit Values (Continued)


    Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units.


                                                                                 Years Ended December 31,
                                                             -----------------------------------------------------------------
                                                                  2001         2000         1999         1998         1997
                                                             ------------- ------------ ------------ ------------ ------------
EQ/Alliance Growth and Income
-----------------------------
IL Plus Original Series, IL COLI, Incentive Life COLI -
Class A 0.00%
 Unit Value, end of period .................................   $ 292.03      $ 295.84     $ 271.53     $ 228.82    $ 189.32
 Net Assets (000's) ........................................   $ 50,521      $ 43,784     $ 32,584     $ 17,162    $  8,141
 Number of units outstanding, end of period (000's) ........        173           148          120           75          43
 Total Return ..............................................      (1.29)%        8.95%       18.66%       20.86%      26.90%
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000 - Class A 0.60%
 Unit Value, end of period .................................   $ 274.91      $ 280.19     $ 258.71     $ 219.33    $ 182.57
 Net Assets (000's) ........................................   $247,419      $203,138     $172,301     $119,754    $ 72,298
 Number of units outstanding, end of period (000's) ........        900           725          666          546         396
 Total Return ..............................................      (1.88)%        8.30%       17.95%       20.14%      25.99%
IL Protector - Class A 0.80%
 Unit Value, end of period .................................   $ 217.17      $ 221.79     $ 205.20     $ 174.32    $ 145.39
 Net Assets (000's) ........................................   $  2,823      $  2,440     $  1,847     $  1,046    $    291
 Number of units outstanding, end of period (000's) ........         13            11            9            6           2
 Total Return ..............................................      (2.08)%        8.09%       17.71%       19.90%      25.74%
Survivorship 2000 - Class A 0.90%
 Unit Value, end of period .................................   $ 268.14      $ 274.12     $ 253.86     $ 215.88    $ 180.24
 Net Assets (000's) ........................................   $ 31,372      $ 26,864     $ 21,832     $ 12,953    $  6,849
 Number of units outstanding, end of period (000's) ........        117            98           86           60          38
 Total Return ..............................................      (2.18)%        7.98%       17.60%       19.78%      25.61%
Incentive Life 2000 Sales 1999 and after,
Survivorship Incentive Life - Class B 0.60% (c)
 Unit Value, end of period .................................   $ 112.42      $ 114.87     $ 106.33           --           --
 Net Assets (000's) ........................................   $ 48,453      $ 18,149     $  3,190           --           --
 Number of units outstanding, end of period (000's) ........        431           158           30           --           --
 Total Return ..............................................      (2.13)%        8.03%        6.33%          --           --
Accumulator Life - Class B 1.35% (f)
 Unit Value, end of period .................................   $ 108.00      $ 111.21           --           --           --
 Net Assets (000's) ........................................         --            --           --           --           --
 Number of units outstanding, end of period (000's) ........         --            --           --           --           --
 Total Return ..............................................      (2.88)%        7.22%          --           --           --

----------
(a)  Units were made available for sale on May 1, 1997.
(b)  Units were made available for sale on August 20, 1997.
(c)  Units were made available for sale on June 4, 1999.
(d)  Units were made available for sale on August 30, 1999.
(e)  Units were made available for sale on May 22, 2000.
(f)  Units were made available for sale on June 22, 2000.
(g)  Units were made available for sale on October 22, 2000.
(h)  Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See
     Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l)  Units were made available for sale on August 1, 1997.
(m)  Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


8.  Accumulation Unit Values (Continued)


    Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units.


                                                                                   Years Ended December 31,
                                                             --------------------------------------------------------------------
                                                                  2001          2000          1999          1998         1997
                                                             ------------- ------------- -------------- ------------ ------------
EQ/Alliance Growth Investors
----------------------------
IL Plus Original Series, IL COLI, Incentive Life COLI -
Class A 0.00%
 Unit Value, end of period .................................   $ 205.64      $ 234.79      $   251.67     $ 198.82     $ 166.89
 Net Assets (000's) ........................................   $ 62,309      $ 72,315      $   73,739     $ 55,670     $ 39,553
 Number of units outstanding, end of period (000's) ........        303           308             293          280          237
 Total Return ..............................................     (12.41)%       (6.71)%         26.58%       19.13%       16.87%
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000 - Class A 0.60%
 Unit Value, end of period .................................   $ 381.66      $ 438.42      $   472.76     $ 375.73     $ 317.30
 Net Assets (000's) ........................................   $785,456      $958,386      $1,054,728     $859,295     $734,867
 Number of units outstanding, end of period (000's) ........      2,058         2,186           2,231        2,287        2,316
 Total Return ..............................................     (12.95)%       (7.26)%         25.82%       18.41%       16.07%
IL Protector - Class A 0.80%
 Unit Value, end of period .................................   $ 151.18      $ 174.02      $   188.03     $ 149.74     $ 126.71
 Net Assets (000's) ........................................   $  2,268      $  2,262      $    2,068     $  1,198     $    507
 Number of units outstanding, end of period (000's) ........         15            13              11            8            4
 Total Return ..............................................     (13.12)%       (7.45)%         25.57%       18.18%       15.84%
Survivorship 2000 - Class A 0.90%
 Unit Value, end of period .................................   $ 224.49      $ 258.65      $   279.75     $ 223.01     $ 188.90
 Net Assets (000's) ........................................   $ 68,245      $ 79,147      $   81,687     $ 60,659     $ 46,658
 Number of units outstanding, end of period (000's) ........        304           306             292          272          247
 Total Return ..............................................     (13.21)%       (7.54)%         25.44%       18.06%       15.72%
Incentive Life 2000 Sales 1999 and after,
Survivorship Incentive Life - Class B 0.60% (c)
 Unit Value, end of period .................................   $  92.68      $ 106.72      $   115.36           --           --
 Net Assets (000's) ........................................   $ 23,448      $ 13,980      $    3,115           --           --
 Number of units outstanding, end of period (000's) ........        253           131              27           --           --
 Total Return ..............................................      (3.15)%       (7.49)%         15.36%          --           --
Accumulator Life - Class B 1.35% (f)
 Unit Value, end of period .................................   $  88.73      $ 102.96              --           --           --
 Net Assets (000's) ........................................         --            --              --           --           --
 Number of units outstanding, end of period (000's) ........         --            --              --           --           --
 Total Return ..............................................     (13.82)%       (8.19)%            --           --           --

----------
(a)  Units were made available for sale on May 1, 1997.
(b)  Units were made available for sale on August 20, 1997.
(c)  Units were made available for sale on June 4, 1999.
(d)  Units were made available for sale on August 30, 1999.
(e)  Units were made available for sale on May 22, 2000.
(f)  Units were made available for sale on June 22, 2000.
(g)  Units were made available for sale on October 22, 2000.
(h)  Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See
     Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l)  Units were made available for sale on August 1, 1997.
(m)  Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


8.  Accumulation Unit Values (Continued)


    Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units.


                                                                                  Years Ended December 31,
                                                             ------------------------------------------------------------------
                                                                 2001         2000          1999          1998         1997
                                                             ------------ ------------ ------------- ------------- ------------
EQ/Alliance High Yield
----------------------
IL Plus Original Series, IL COLI, Incentive Life COLI -
Class A 0.00%
 Unit Value, end of period .................................   $ 147.62     $ 146.24     $ 160.08      $ 165.63      $ 174.63
 Net Assets (000's) ........................................   $ 18,305     $ 19,011     $ 20,810      $ 19,213      $ 10,478
 Number of units outstanding, end of period (000's) ........        124          130          130           116            60
 Total Return ..............................................       0.95%       (8.65)%      (3.35)%       (5.15)%       18.47%
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000 - Class A 0.60%
 Unit Value, end of period .................................   $ 269.48     $ 268.57     $ 295.76      $ 307.87      $ 326.55
 Net Assets (000's) ........................................   $ 89,737     $ 92,120     $118,304      $140,081      $143,682
 Number of units outstanding, end of period (000's) ........        333          343          400           455           440
 Total Return ..............................................       0.34%       (9.19)%      (3.93)%       (5.72)%       17.76%
IL Protector - Class A 0.80%
 Unit Value, end of period .................................   $ 109.58     $ 109.43     $ 120.75      $ 125.95      $ 133.86
 Net Assets (000's) ........................................   $    657     $    657     $    604      $    630      $    268
 Number of units outstanding, end of period (000's) ........          6            6            5             5             2
 Total Return ..............................................       0.14%       (9.38)%      (4.13)%       (5.91)%       17.52%
Survivorship 2000 - Class A 0.90%
 Unit Value, end of period .................................   $ 165.31     $ 165.25     $ 182.53      $ 190.58      $ 202.75
 Net Assets (000's) ........................................   $  7,439     $  7,602     $  8,761      $  8,957      $  6,691
 Number of units outstanding, end of period (000's) ........         45           46           48            47            33
 Total Return ..............................................       0.03%       (9.47)%      (4.22)%       (6.00)%       17.40%
Incentive Life 2000 Sales 1999 and after,
Survivorship Incentive Life - Class B 0.60% (c)
 Unit Value, end of period .................................   $  77.70     $  77.64     $  85.73            --            --
 Net Assets (000's) ........................................   $  4,740     $  1,863     $    257            --            --
 Number of units outstanding, end of period (000's) ........         61           24            3            --            --
 Total Return ..............................................       0.08%       (9.44)%      (4.16)%          --            --
Accumulator Life - Class B 1.35% (f)
 Unit Value, end of period .................................   $  88.55     $  89.16           --            --            --
 Net Assets (000's) ........................................         --           --           --            --            --
 Number of units outstanding, end of period (000's) ........         --           --           --            --            --
 Total Return ..............................................      (0.68)%     (10.12)%         --            --            --

----------
(a)  Units were made available for sale on May 1, 1997.
(b)  Units were made available for sale on August 20, 1997.
(c)  Units were made available for sale on June 4, 1999.
(d)  Units were made available for sale on August 30, 1999.
(e)  Units were made available for sale on May 22, 2000.
(f)  Units were made available for sale on June 22, 2000.
(g)  Units were made available for sale on October 22, 2000.
(h)  Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See
     Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l)  Units were made available for sale on August 1, 1997.
(m)  Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


8.  Accumulation Unit Values (Continued)


    Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units.


                                                                                 Years Ended December 31,
                                                             -----------------------------------------------------------------
                                                                 2001         2000          1999         1998         1997
                                                             ------------ ------------ ------------- ------------ ------------
EQ/Alliance intermediate Government Securities
----------------------------------------------
IL Plus Original Series, IL COLI, Incentive Life COLI -
Class A 0.00%
 Unit Value, end of period .................................  $  160.72    $  148.60     $ 136.12     $  135.93    $  126.16
 Net Assets (000's) ........................................  $  38,734    $  16,940     $ 17,151     $  13,049    $   7,696
 Number of units outstanding, end of period (000's) ........        241          114          126            96           61
 Total Return ..............................................       8.16%        9.17%        0.14%         7.75%        7.29%
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000 - Class A 0.60%
 Unit Value, end of period .................................  $  188.55    $  175.38     $ 161.62     $  162.37    $  151.61
 Net Assets (000's) ........................................  $  67,312    $  49,808     $ 55,921     $  56,667    $  47,302
 Number of units outstanding, end of period (000's) ........        357          284          346           349          312
 Total Return ..............................................       7.51%        8.51%       (0.46)%        7.10%        6.65%
IL Protector - Class A 0.80%
 Unit Value, end of period .................................  $  137.19    $  127.88     $ 118.08     $  118.87    $  111.21
 Net Assets (000's) ........................................  $     274    $     128     $    118     $     119           --
 Number of units outstanding, end of period (000's) ........          2            1            1             1           --
 Total Return ..............................................       7.28%        8.30%       (0.66)%        6.88%        6.43%
Survivorship 2000 - Class A 0.90%
 Unit Value, end of period .................................  $  157.52    $  146.97     $ 135.85     $  136.89    $  128.20
 Net Assets (000's) ........................................  $   7,088    $   4,703     $  4,483     $   4,517    $   2,820
 Number of units outstanding, end of period (000's) ........         45           32           33            33           22
 Total Return ..............................................       7.18%        8.19%       (0.76)%        6.78%        6.33%
Incentive Life 2000 Sales 1999 and after,
Survivorship Incentive Life - Class B 0.60% (c)
 Unit Value, end of period .................................  $  116.45    $  108.59     $ 100.32            --           --
 Net Assets (000's) ........................................  $   9,200    $   3,258     $    100            --           --
 Number of units outstanding, end of period (000's) ........         79           30            1            --           --
 Total Return ..............................................       7.24%        8.24%        0.32%           --           --
Accumulator Life - Class B 1.35% (f)
 Unit Value, end of period .................................  $  114.62    $  107.70           --            --           --
 Net Assets (000's) ........................................         --           --           --            --           --
 Number of units outstanding, end of period (000's) ........         --           --           --            --           --
 Total Return ..............................................       6.43%        7.43%          --            --           --

----------
(a)  Units were made available for sale on May 1, 1997.
(b)  Units were made available for sale on August 20, 1997.
(c)  Units were made available for sale on June 4, 1999.
(d)  Units were made available for sale on August 30, 1999.
(e)  Units were made available for sale on May 22, 2000.
(f)  Units were made available for sale on June 22, 2000.
(g)  Units were made available for sale on October 22, 2000.
(h)  Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See
     Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l)  Units were made available for sale on August 1, 1997.
(m)  Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


8.  Accumulation Unit Values (Continued)


    Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units.


                                                                                 Years Ended December 31,
                                                             ----------------------------------------------------------------
                                                                 2001         2000         1999         1998         1997
                                                             ------------ ------------ ------------ ------------ ------------
EQ/Alliance International
-------------------------
IL Plus Original Series, IL COLI, Incentive Life COLI -
Class A 0.00%
 Unit Value, end of period .................................   $ 107.16     $ 138.93    $  180.49    $  131.00     $ 118.48
 Net Assets (000's) ........................................   $  8,573     $ 12,087    $  11,912    $   7,860     $  5,924
 Number of units outstanding, end of period (000's) ........         80           87           66           60           50
 Total Return ..............................................     (22.87)%     (22.77)%      37.78%       10.57%       (3.05)%
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000 - Class A 0.60%
 Unit Value, end of period .................................   $ 102.89     $ 134.21    $  175.41    $  128.07     $ 116.53
 Net Assets (000's) ........................................   $ 37,658     $ 50,195    $  56,657    $  41,879     $ 35,658
 Number of units outstanding, end of period (000's) ........        366          374          323          327          306
 Total Return ..............................................     (23.34)%     (23.49)%      36.96%        9.90%       (3.63)%
IL Protector - Class A 0.80%
 Unit Value, end of period .................................   $  86.02     $ 112.42    $  147.23    $  107.71     $  98.20
 Net Assets (000's) ........................................   $    258     $    225    $     294    $     215     $     98
 Number of units outstanding, end of period (000's) ........          3            2            2            2            1
 Total Return ..............................................     (23.49)%     (23.64)%      36.68%        9.68%       (3.83)%
Survivorship 2000 - Class A 0.90%
 Unit Value, end of period .................................   $ 100.82     $ 131.90    $  172.91    $  126.63     $ 115.57
 Net Assets (000's) ........................................   $  4,436     $  6,199    $   6,743    $   5,065     $  4,161
 Number of units outstanding, end of period (000's) ........         44           47           39           40           36
 Total Return ..............................................     (23.57)%     (23.72)%      36.55%        9.57%       (3.93)%
Incentive Life 2000 Sales 1999 and after,
Survivorship Incentive Life - Class B 0.60% (c)
 Unit Value, end of period .................................   $  78.27     $ 102.67    $  134.41           --           --
 Net Assets (000's) ........................................   $  4,774     $  3,491    $     269           --           --
 Number of units outstanding, end of period (000's) ........         61           34            2           --           --
 Total Return ..............................................     (23.77)%     (23.61)%      34.41%          --           --
Accumulator Life - Class B 1.35% (f)
 Unit Value, end of period .................................   $  72.58     $  95.93           --           --           --
 Net Assets (000's) ........................................         --           --           --           --           --
 Number of units outstanding, end of period (000's) ........         --           --           --           --           --
 Total Return ..............................................     (24.10)%     (24.18)%         --           --           --

----------
(a)  Units were made available for sale on May 1, 1997.
(b)  Units were made available for sale on August 20, 1997.
(c)  Units were made available for sale on June 4, 1999.
(d)  Units were made available for sale on August 30, 1999.
(e)  Units were made available for sale on May 22, 2000.
(f)  Units were made available for sale on June 22, 2000.
(g)  Units were made available for sale on October 22, 2000.
(h)  Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See
     Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l)  Units were made available for sale on August 1, 1997.
(m)  Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


8.  Accumulation Unit Values (Continued)


    Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units.


                                                                                 Years Ended December 31,
                                                             ----------------------------------------------------------------
                                                                 2001         2000         1999         1998         1997
                                                             ------------ ------------ ------------ ------------ ------------
EQ/Alliance Money Market
------------------------
IL Plus Original Series, IL COLI, Incentive Life COLI -
Class A 0.00%
 Unit Value, end of period .................................   $ 143.20     $ 137.89     $ 129.78     $ 123.62     $ 117.36
 Net Assets (000's) ........................................   $ 86,206     $ 68,393     $ 55,546     $ 32,759     $ 15,022
 Number of units outstanding, end of period (000's) ........        602          496          428          265          128
 Total Return ..............................................       3.85%        6.24%        4.96%        5.34%        5.42%
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000 - Class A 0.60%
 Unit Value, end of period .................................   $ 219.94     $ 213.06     $ 201.73     $ 193.32     $ 184.63
 Net Assets (000's) ........................................   $273,605     $267,177     $248,531     $203,373     $153,981
 Number of units outstanding, end of period (000's) ........      1,244        1,254        1,232        1,052          834
 Total Return ..............................................       3.23%        5.62%        4.35%        4.71%        4.79%
IL Protector - Class A 0.80%
 Unit Value, end of period .................................   $ 127.25     $ 123.52     $ 117.19     $ 112.53     $ 107.69
 Net Assets (000's) ........................................   $    509     $    494     $    586     $    788     $    431
 Number of units outstanding, end of period (000's) ........          4            4            5            7            4
 Total Return ..............................................       3.02%        5.40%        4.14%        4.50%        4.57%
Survivorship 2000 - Class A 0.90%
 Unit Value, end of period .................................   $ 142.55     $ 138.51     $ 131.54     $ 126.44     $ 121.12
 Net Assets (000's) ........................................   $ 19,672     $ 23,685     $ 20,520     $ 15,679     $ 13,565
 Number of units outstanding, end of period (000's) ........        138          171          156          124          112
 Total Return ..............................................       2.92%        5.30%        4.04%        4.39%        4.47%
Incentive Life 2000 Sales 1999 and after,
Survivorship Incentive Life - Class B 0.60% (c)
 Unit Value, end of period .................................   $ 115.07     $ 111.78     $ 106.09           --           --
 Net Assets (000's) ........................................   $ 89,524     $ 38,005     $ 16,868           --           --
 Number of units outstanding, end of period (000's) ........        778          340          159           --           --
 Total Return ..............................................       2.94%        5.36%        4.10%          --           --
Accumulator Life - Class B 1.35% (f)
 Unit Value, end of period .................................   $ 108.27     $ 105.98           --           --           --
 Net Assets (000's) ........................................         --     $    106           --           --           --
 Number of units outstanding, end of period (000's) ........         --            1           --           --           --
 Total Return ..............................................       2.16%        4.57%          --           --           --

----------
(a)  Units were made available for sale on May 1, 1997.
(b)  Units were made available for sale on August 20, 1997.
(c)  Units were made available for sale on June 4, 1999.
(d)  Units were made available for sale on August 30, 1999.
(e)  Units were made available for sale on May 22, 2000.
(f)  Units were made available for sale on June 22, 2000.
(g)  Units were made available for sale on October 22, 2000.
(h)  Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See
     Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l)  Units were made available for sale on August 1, 1997.
(m)  Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


8.  Accumulation Unit Values (Continued)


    Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units.


                                                                                    Years Ended December 31,
                                                                  -------------------------------------------------------------
                                                                       2001            2000           1999        1998     1997
                                                                  -------------   -------------   ------------   ------   -----
EQ/Alliance Premier Growth
--------------------------
IL Plus Original Series, IL COLI, Incentive Life COLI
0.00% - Class B (c)
 Unit Value, end of period ....................................     $  74.19        $  97.57       $  119.55     --       --
 Net Assets (000's) ...........................................     $  7,716        $  9,074       $   3,587     --       --
 Number of units outstanding, end of period (000's) ...........          104              93              30     --       --
 Total Return .................................................       (23.96)%        (18.34)%         18.97%    --       --
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000, Incentive Life 2000 Sales
1999 and after, Survivorship Incentive Life - Class B
0.60% (c)
 Unit Value, end of period ....................................     $  73.05        $  96.65       $  119.14     --       --
 Net Assets (000's) ...........................................     $ 99,056        $394,042       $  43,486     --       --
 Number of units outstanding, end of period (000's) ...........        1,356           4,077             365     --       --
 Total Return .................................................       (24.42)%        (18.88)%         18.52%    --       --
IL Protector - Class B 0.80% (c)
 Unit Value, end of period ....................................     $  72.67        $  96.34       $  119.00     --       --
 Net Assets (000's) ...........................................     $    509        $    385       $     119     --       --
 Number of units outstanding, end of period (000's) ...........            7               4               1     --       --
 Total Return .................................................       (24.57)%        (19.04)%         18.36%    --       --
Survivorship 2000 - Class B 0.90% (c)
 Unit Value, end of period ....................................     $  72.48        $  96.19       $  118.93     --       --
 Net Assets (000's) ...........................................     $  5,943        $  6,541       $   4,044     --       --
 Number of units outstanding, end of period (000's) ...........           82              68              34     --       --
 Total Return .................................................       (24.65)%        (19.12)%         18.28%    --       --
Accumulator Life - Class B 1.35% (f)
 Unit Value, end of period ....................................     $  70.27        $  93.68              --     --       --
 Net Assets (000's) ...........................................           --              --              --     --       --
 Number of units outstanding, end of period (000's) ...........           --              --              --     --       --
 Total Return .................................................       (24.99)%        (19.49)%            --     --       --

----------
(a)  Units were made available for sale on May 1, 1997.
(b)  Units were made available for sale on August 20, 1997.
(c)  Units were made available for sale on June 4, 1999.
(d)  Units were made available for sale on August 30, 1999.
(e)  Units were made available for sale on May 22, 2000.
(f)  Units were made available for sale on June 22, 2000.
(g)  Units were made available for sale on October 22, 2000.
(h)  Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See
     Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l)  Units were made available for sale on August 1, 1997.
(m)  Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


8.  Accumulation Unit Values (Continued)


    Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units.


                                                                                 Years Ended December 31,
                                                             -----------------------------------------------------------------
                                                                 2001         2000          1999         1998         1997
                                                             ------------ ------------ ------------- ------------ ------------
EQ/Alliance Quality Bond
------------------------
IL Plus Original Series, IL COLI, Incentive Life COLI -
Class A 0.00%
 Unit Value, end of period .................................  $  173.20     $ 159.94     $ 143.47      $ 146.39     $ 134.69
 Net Assets (000's) ........................................  $  45,032     $ 28,949     $ 20,229      $ 10,833     $  3,367
 Number of units outstanding, end of period (000's) ........        260          181          141            74           25
 Total Return ..............................................       8.29%       11.48%       (2.00)%        8.69%        9.14%
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000 - Class A 0.60%
 Unit Value, end of period .................................  $  155.47     $ 144.44     $ 130.34      $ 133.80     $ 123.85
 Net Assets (000's) ........................................  $  81,777     $419,887     $208,414      $214,749     $150,230
 Number of units outstanding, end of period (000's) ........        526        2,907        1,599         1,605        1,213
 Total Return ..............................................       7.64%       10.82%       (2.59)%        8.03%        8.49%
IL Protector - Class A 0.80%
 Unit Value, end of period .................................  $  145.42     $ 135.37     $ 122.40      $ 125.91     $ 116.78
 Net Assets (000's) ........................................  $     291     $    135     $    122            --           --
 Number of units outstanding, end of period (000's) ........          2            1            1            --           --
 Total Return ..............................................       7.42%       10.60%       (2.78)%        7.82%        8.27%
Survivorship 2000 - Class A 0.90%
 Unit Value, end of period .................................  $  151.64     $ 141.31     $ 127.90      $ 131.69     $ 122.27
 Net Assets (000's) ........................................  $   7,127     $  4,805     $  3,709      $  2,897     $  1,467
 Number of units outstanding, end of period (000's) ........         47           34           29            22           12
 Total Return ..............................................       7.31%       10.48%       (2.88)%        7.71%        8.16%
Incentive Life 2000 Sales 1999 and after,
Survivorship Incentive Life - Class B 0.60% (c)
 Unit Value, end of period .................................  $  117.63     $ 109.56     $  99.05            --           --
 Net Assets (000's) ........................................  $  10,822     $  1,863     $     99            --           --
 Number of units outstanding, end of period (000's) ........         92           17            1            --           --
 Total Return ..............................................       7.36%       10.62%       (0.95)%          --           --
Accumulator Life - Class B 1.35% (f)
 Unit Value, end of period .................................  $ 115.96      $ 108.83           --            --           --
 Net Assets (000's) ........................................         --           --           --            --           --
 Number of units outstanding, end of period (000's) ........         --           --           --            --           --
 Total Return ..............................................       6.55%        9.71%          --            --           --

----------
(a)  Units were made available for sale on May 1, 1997.
(b)  Units were made available for sale on August 20, 1997.
(c)  Units were made available for sale on June 4, 1999.
(d)  Units were made available for sale on August 30, 1999.
(e)  Units were made available for sale on May 22, 2000.
(f)  Units were made available for sale on June 22, 2000.
(g)  Units were made available for sale on October 22, 2000.
(h)  Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See
     Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l)  Units were made available for sale on August 1, 1997.
(m)  Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


8.  Accumulation Unit Values (Continued)


    Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units.


                                                                                 Years Ended December 31,
                                                             ----------------------------------------------------------------
                                                                 2001         2000         1999         1998         1997
                                                             ------------ ------------ ------------ ------------ ------------
EQ/Alliance Small Cap Growth
----------------------------
IL Plus Original Series, IL COLI, Incentive Life COLI -
Class A 0.00% (b)
 Unit Value, end of period .................................   $ 153.80     $ 176.81    $  155.12     $ 121.27    $  126.69
 Net Assets (000's) ........................................   $ 19,840     $ 21,040    $  11,324     $  5,578    $   1,267
 Number of units outstanding, end of period (000's) ........        129          119           73           46           10
 Total Return ..............................................     (13.02)%      13.98%       27.91%       (4.28)%      26.69%
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000 - Class A 0.60% (a)
 Unit Value, end of period .................................   $ 149.53     $ 172.96    $  152.65     $ 120.06    $  126.18
 Net Assets (000's) ........................................   $ 96,297     $111,386    $  53,580     $ 39,740    $  19,810
 Number of units outstanding, end of period (000's) ........        644          644          351          331          157
 Total Return ..............................................    (13.55)%       14.12%       27.75%       (4.85)%      26.18%
IL Protector - Class A 0.80% (a)
 Unit Value, end of period .................................   $ 148.13     $ 171.69    $  151.83     $ 119.66     $ 126.01
 Net Assets (000's) ........................................   $    889     $    858    $     455     $    239           --
 Number of units outstanding, end of period (000's) ........          6            5            3            2           --
 Total Return ..............................................     (13.72)%      13.08%       26.89%       (5.04)%      26.01%
Survivorship 2000 - Class A 0.90% (a)
 Unit Value, end of period .................................   $ 147.44     $ 171.05    $  151.42     $ 119.45    $  125.92
 Net Assets (000's) ........................................   $  8,699     $  8,381    $   4,088     $  2,867    $   1,133
 Number of units outstanding, end of period (000's) ........         59           49           27           24            9
 Total Return ..............................................    (13.80)%       12.96%       26.76%       (5.13)%      25.92%
Incentive Life 2000 Sales 1999 and after,
Survivorship Incentive Life - Class B 0.60% (c)
 Unit Value, end of period .................................   $ 113.58     $ 131.71    $  116.59           --           --
 Net Assets (000's) ........................................   $ 21,012     $  9,351    $     350           --           --
 Number of units outstanding, end of period (000's) ........        185           71            3           --           --
 Total Return ..............................................     (13.76)%      12.97%       26.86%          --           --
Accumulator Life - Class B 1.35% (f)
 Unit Value, end of period .................................   $ 125.32     $ 146.43           --           --           --
 Net Assets (000's) ........................................         --           --           --           --           --
 Number of units outstanding, end of period (000's) ........         --           --           --           --           --
 Total Return ..............................................     (14.42)%      12.12%          --           --           --

----------
(a)  Units were made available for sale on May 1, 1997.
(b)  Units were made available for sale on August 20, 1997.
(c)  Units were made available for sale on June 4, 1999.
(d)  Units were made available for sale on August 30, 1999.
(e)  Units were made available for sale on May 22, 2000.
(f)  Units were made available for sale on June 22, 2000.
(g)  Units were made available for sale on October 22, 2000.
(h)  Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See
     Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l)  Units were made available for sale on August 1, 1997.
(m)  Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


8.  Accumulation Unit Values (Continued)


    Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units.


                                                                                 Years Ended December 31,
                                                                  -------------------------------------------------------
                                                                       2001            2000        1999     1998     1997
                                                                  -------------   -------------   ------   ------   -----
EQ/Alliance Technology
----------------------
IL Plus Original Series, IL COLI, Incentive Life COLI -
Class B 0.00% (e)
 Unit Value, end of period ....................................     $  50.43        $  66.74      --       --       --
 Net Assets (000's) ...........................................     $  3,984        $  3,671      --       --       --
 Number of units outstanding, end of period (000's) ...........           79              55      --       --       --
 Total Return .................................................       (24.44)%        (33.30)%    --       --       --
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000, Incentive Life 2000 Sales
1999 and after, Survivorship Incentive Life - Class B
0.60% (e)
 Unit Value, end of period ....................................     $  49.91        $  66.46      --       --       --
 Net Assets (000's) ...........................................     $ 38,381        $ 29,442      --       --       --
 Number of units outstanding, end of period (000's) ...........          769             443      --       --       --
 Total Return .................................................       (24.90)%        (33.52)%    --       --       --
IL Protector - Class B 0.80% (e)
 Unit Value, end of period ....................................     $  49.74        $  66.36      --       --       --
 Net Assets (000's) ...........................................     $    149        $    133      --       --       --
 Number of units outstanding, end of period (000's) ...........            3               2      --       --       --
 Total Return .................................................       (25.04)%        (33.61)%    --       --       --
Survivorship 2000 - Class B 0.90% (e)
 Unit Value, end of period ....................................     $  49.65        $  66.31      --       --       --
 Net Assets (000's) ...........................................     $  1,787        $  1,857      --       --       --
 Number of units outstanding, end of period (000's) ...........           36              28      --       --       --
 Total Return .................................................       (25.13)%        (33.66)%    --       --       --
Accumulator Life - Class B 1.35% (f)
 Unit Value, end of period ....................................     $  49.26        $  66.10      --       --       --
 Net Assets (000's) ...........................................           --              --      --       --       --
 Number of units outstanding, end of period (000's) ...........           --              --      --       --       --
 Total Return .................................................       (25.48)%        (33.86)%    --       --       --

----------
(a)  Units were made available for sale on May 1, 1997.
(b)  Units were made available for sale on August 20, 1997.
(c)  Units were made available for sale on June 4, 1999.
(d)  Units were made available for sale on August 30, 1999.
(e)  Units were made available for sale on May 22, 2000.
(f)  Units were made available for sale on June 22, 2000.
(g)  Units were made available for sale on October 22, 2000.
(h)  Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See
     Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l)  Units were made available for sale on August 1, 1997.
(m)  Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


8.  Accumulation Unit Values (Continued)


    Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units.


                                                                                 Years Ended December 31,
                                                                  -------------------------------------------------------
                                                                       2001            2000        1999     1998     1997
                                                                  -------------   -------------   ------   ------   -----
EQ/AXP New Dimensions
---------------------
IL Plus Original Series, IL COLI, Incentive Life COLI -
Class B 0.00% (g)
 Unit Value, end of period ....................................     $  70.32        $  83.24      --       --       --
 Net Assets (000's) ...........................................     $    352              --      --       --       --
 Number of units outstanding, end of period (000's) ...........            5              --      --       --       --
 Total Return .................................................       (15.52)%        (16.78)%    --       --       --
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000, Incentive Life 2000 Sales
1999 and after, Survivorship Incentive Life - Class B
0.60% (g)
 Unit Value, end of period ....................................     $  69.76        $  83.07      --       --       --
 Net Assets (000's) ...........................................     $  2,372        $    332      --       --       --
 Number of units outstanding, end of period (000's) ...........           34               4      --       --       --
 Total Return .................................................       (16.03)%        (16.93)%    --       --       --
IL Protector - Class B 0.80% (g)
 Unit Value, end of period ....................................     $  69.57        $  83.02      --       --       --
 Net Assets (000's) ...........................................           --              --      --       --       --
 Number of units outstanding, end of period (000's) ...........           --              --      --       --       --
 Total Return .................................................       (16.20)%        (16.98)%    --       --       --
Survivorship 2000 - Class B 0.90% (g)
 Unit Value, end of period ....................................     $  69.48        $  82.99      --       --       --
 Net Assets (000's) ...........................................     $    139              --      --       --       --
 Number of units outstanding, end of period (000's) ...........            2              --      --       --       --
 Total Return .................................................       (16.28)%        (17.01)%    --       --       --
Accumulator Life - Class B 1.35% (g)
 Unit Value, end of period ....................................     $  69.06        $  82.87      --       --       --
 Net Assets (000's) ...........................................           --              --      --       --       --
 Number of units outstanding, end of period (000's) ...........           --              --      --       --       --
 Total Return .................................................       (16.66)%        (17.13)%    --       --       --

----------
(a)  Units were made available for sale on May 1, 1997.
(b)  Units were made available for sale on August 20, 1997.
(c)  Units were made available for sale on June 4, 1999.
(d)  Units were made available for sale on August 30, 1999.
(e)  Units were made available for sale on May 22, 2000.
(f)  Units were made available for sale on June 22, 2000.
(g)  Units were made available for sale on October 22, 2000.
(h)  Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See
     Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l)  Units were made available for sale on August 1, 1997.
(m)  Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


8.  Accumulation Unit Values (Continued)


    Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units.

                                                                                 Years Ended December 31,
                                                                  -------------------------------------------------------
                                                                       2001            2000        1999     1998     1997
                                                                  -------------   -------------   ------   ------   -----
EQ/AXP Strategy Aggressive
--------------------------
IL Plus Original Series, IL COLI, Incentive Life COLI -
Class B 0.00% (g)
 Unit Value, end of period ....................................     $  41.52        $  62.40      --       --       --
 Net Assets (000's) ...........................................     $    581              --      --       --       --
 Number of units outstanding, end of period (000's) ...........           14              --      --       --       --
 Total Return .................................................       (33.46)%        (37.61)%    --       --       --
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000, Incentive Life 2000 Sales
1999 and after, Survivorship Incentive Life - Class B
0.60% (g)
 Unit Value, end of period ....................................     $  41.18        $  62.27      --       --       --
 Net Assets (000's) ...........................................     $  2,100        $    374      --       --       --
 Number of units outstanding, end of period (000's) ...........           51               6      --       --       --
 Total Return .................................................       (33.87)%        (37.73)%    --       --       --
IL Protector - Class B 0.80% (g)
 Unit Value, end of period ....................................     $  41.07        $  62.23      --       --       --
 Net Assets (000's) ...........................................           --              --      --       --       --
 Number of units outstanding, end of period (000's) ...........           --              --      --       --       --
 Total Return .................................................       (34.00)%        (37.77)%    --       --       --
Survivorship 2000 - Class B 0.90% (g)
 Unit Value, end of period ....................................     $  41.02        $  62.21      --       --       --
 Net Assets (000's) ...........................................           --              --      --       --       --
 Number of units outstanding, end of period (000's) ...........           --              --      --       --       --
 Total Return .................................................       (34.06)%        (37.79)%    --       --       --
Accumulator Life - Class B 1.35% (g)
 Unit Value, end of period ....................................     $  40.77        $  62.12      --       --       --
 Net Assets (000's) ...........................................           --              --      --       --       --
 Number of units outstanding, end of period (000's) ...........           --              --      --       --       --
 Total Return .................................................       (34.37)%        (37.88)%    --       --       --

----------
(a)  Units were made available for sale on May 1, 1997.
(b)  Units were made available for sale on August 20, 1997.
(c)  Units were made available for sale on June 4, 1999.
(d)  Units were made available for sale on August 30, 1999.
(e)  Units were made available for sale on May 22, 2000.
(f)  Units were made available for sale on June 22, 2000.
(g)  Units were made available for sale on October 22, 2000.
(h)  Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See
     Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l)  Units were made available for sale on August 1, 1997.
(m)  Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


8.  Accumulation Unit Values (Continued)

    Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units.


                                                                                  Years Ended December 31,
                                                             ------------------------------------------------------------------
                                                                  2001          2000         1999         1998         1997
                                                             ------------- ------------- ------------ ------------ ------------
EQ/Balanced (j)
---------------
IL Plus Original Series, IL COLI, Incentive Life COLI -
Class A 0.00%
 Unit Value, end of period .................................   $ 208.22      $ 212.12      $ 214.97     $ 182.49     $ 154.51
 Net Assets (000's) ........................................   $ 36,230      $ 22,273      $ 20,852     $ 12,774     $  6,180
 Number of units outstanding, end of period (000's) ........        174           105            97           70           40
 Total Return ..............................................      (1.84)%       (1.32)%       17.79%       18.11%       15.06%
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000 - Class A 0.60%
 Unit Value, end of period .................................   $ 488.09      $ 500.27      $ 510.02     $ 435.59     $ 371.02
 Net Assets (000's) ........................................   $599,863      $457,747      $496,759     $464,339     $408,122
 Number of units outstanding, end of period (000's) ........      1,229           915           974        1,066        1,100
 Total Return ..............................................      (2.43)%       (1.91)%       17.09%       17.40%       14.30%
IL Protector - Class A 0.80%
 Unit Value, end of period .................................   $ 161.78      $ 166.15      $ 169.73     $ 145.25     $ 123.97
 Net Assets (000's) ........................................   $  1,294      $    665      $    509     $    291     $    124
 Number of units outstanding, end of period (000's) ........          8             4             3            2            1
 Total Return ..............................................      (2.63)%       (2.11)%       16.85%       17.17%       14.07%
Survivorship 2000 - Class A 0.90%
 Unit Value, end of period .................................   $ 207.26      $ 213.08      $ 217.89     $ 186.65     $ 159.46
 Net Assets (000's) ........................................   $ 36,478      $ 22,160      $ 21,571     $ 16,612     $ 12,278
 Number of units outstanding, end of period (000's) ........        176           104            99           89           77
 Total Return ..............................................      (2.73)%       (2.21)%       16.73%       17.05%       13.96%
Incentive Life 2000 Sales 1999 and after,
Survivorship Incentive Life - Class B 0.60% (c)
 Unit Value, end of period .................................   $ 105.65      $ 108.57      $ 110.98           --           --
 Net Assets (000's) ........................................   $ 17,855      $  5,320      $  1,332           --           --
 Number of units outstanding, end of period (000's) ........        169            49            12           --           --
 Total Return ..............................................      (2.69)%       (2.17)%       10.98%          --           --
Accumulator Life - Class B 1.35% (f)
 Unit Value, end of period .................................   $ 101.79      $ 105.41            --           --           --
 Net Assets (000's) ........................................         --            --            --           --           --
 Number of units outstanding, end of period (000's) ........         --            --            --           --           --
 Total Return ..............................................      (3.43)%       (2.90)%          --           --           --

----------
(a)  Units were made available for sale on May 1, 1997.
(b)  Units were made available for sale on August 20, 1997.
(c)  Units were made available for sale on June 4, 1999.
(d)  Units were made available for sale on August 30, 1999.
(e)  Units were made available for sale on May 22, 2000.
(f)  Units were made available for sale on June 22, 2000.
(g)  Units were made available for sale on October 22, 2000.
(h)  Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See
     Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l)  Units were made available for sale on August 1, 1997.
(m)  Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


8. Accumulation Unit Values (Continued)

  Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units.

                                                                                 Years Ended December 31,
                                                                  ------------------------------------------------------
                                                                       2001           2000        1999     1998     1997
                                                                  -------------   ------------   ------   ------   -----
EQ/Bernstein Diversified Value (i)
----------------------------------
IL Plus Original Series, IL COLI, Incentive Life COLI -
Class B 0.00% (i)
 Unit Value, end of period ....................................     $  97.45              --     --       --       --
 Net Assets (000's) ...........................................     $ 16,567              --     --       --       --
 Number of units outstanding, end of period (000's) ...........          170              --     --       --       --
 Total Return .................................................        (0.92)%            --     --       --       --
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000, Incentive Life 2000 Sales
1999 and after, Survivorship Incentive Life - Class B
0.60% (g)
 Unit Value, end of period ....................................     $ 111.27        $ 108.58     --       --       --
 Net Assets (000's) ...........................................     $ 57,860        $    280     --       --       --
 Number of units outstanding, end of period (000's) ...........          520               3     --       --       --
 Total Return .................................................         2.48%          (2.55)%   --       --       --
IL Protector - Class B 0.80% (i)
 Unit Value, end of period ....................................     $  95.61              --     --       --       --
 Net Assets (000's) ...........................................     $    382              --     --       --       --
 Number of units outstanding, end of period (000's) ...........            4              --     --       --       --
 Total Return .................................................        (2.03)%            --     --       --       --
Survivorship Incentive Life 0.60% (g)
 Unit Value, end of period ....................................     $  95.56        $  93.25     --       --       --
 Net Assets (000's) ...........................................     $    478        $    187     --       --       --
 Number of units outstanding, end of period (000's) ...........            5               2     --       --       --
 Total Return .................................................         2.48%          (2.55)%   --       --       --
Survivorship 2000 - Class B 0.90% (i)
 Unit Value, end of period ....................................     $ 110.12              --     --       --       --
 Net Assets (000's) ...........................................     $  7,048              --     --       --       --
 Number of units outstanding, end of period (000's) ...........           64              --     --       --       --
 Total Return .................................................        (2.09)%            --     --       --       --
Accumulator Life - Class B 1.35% (f)
 Unit Value, end of period ....................................     $  94.36        $  92.78     --       --       --
 Net Assets (000's) ...........................................           --              --     --       --       --
 Number of units outstanding, end of period (000's) ...........           --              --     --       --       --
 Total Return .................................................         1.70%          (0.24)%   --       --       --

----------
(a)  Units were made available for sale on May 1, 1997.
(b)  Units were made available for sale on August 20, 1997.
(c)  Units were made available for sale on June 4, 1999.
(d)  Units were made available for sale on August 30, 1999.
(e)  Units were made available for sale on May 22, 2000.
(f)  Units were made available for sale on June 22, 2000.
(g)  Units were made available for sale on October 22, 2000.
(h)  Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See
     Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l)  Units were made available for sale on August 1, 1997.
(m)  Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


8.  Accumulation Unit Values (Continued)


    Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units.


                                                                                   Years Ended December 31,
                                                                  -----------------------------------------------------------
                                                                      2001           2000           1999        1998     1997
                                                                  ------------   ------------   ------------   ------   -----
EQ/Capital Guardian Research
----------------------------
IL Plus Original Series, IL COLI, Incentive Life COLI -
Class B 0.00% (d)
 Unit Value, end of period ....................................     $ 112.11      $  114.42      $  108.04     --       --
 Net Assets (000's) ...........................................     $  2,691      $   1,144             --     --       --
 Number of units outstanding, end of period (000's) ...........           24             10             --     --       --
 Total Return .................................................        (2.02)%         5.92%          7.10%    --       --
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000, Incentive Life 2000 Sales
1999 and after, Survivorship Incentive Life - Class B
0.60% (d)
 Unit Value, end of period ....................................     $ 110.55      $  113.51      $  107.82     --       --
 Net Assets (000's) ...........................................     $  5,306      $   1,703      $     108     --       --
 Number of units outstanding, end of period (000's) ...........           48             15              1     --       --
 Total Return .................................................        (2.61)%         5.28%          6.67%    --       --
IL Protector - Class B 0.80% (d)
 Unit Value, end of period ....................................     $ 110.03      $  113.20      $  107.75     --       --
 Net Assets (000's) ...........................................           --             --             --     --       --
 Number of units outstanding, end of period (000's) ...........           --             --             --     --       --
 Total Return .................................................        (2.80)%         5.07%          6.53%    --       --
Survivorship 2000 - Class B 0.90% (d)
 Unit Value, end of period ....................................     $ 109.77      $  113.05      $  107.71      --       --
 Net Assets (000's) ...........................................     $    110      $     113             --     --       --
 Number of units outstanding, end of period (000's) ...........            1              1             --     --       --
 Total Return .................................................        (2.90)%         5.07%          6.46%    --       --
Accumulator Life - Class B 1.35% (f)
 Unit Value, end of period ....................................     $ 107.84      $  111.57             --     --       --
 Net Assets (000's) ...........................................           --             --             --     --       --
 Number of units outstanding, end of period (000's) ...........           --             --             --     --       --
 Total Return .................................................        (3.34)%         4.49%            --     --       --

----------
(a)  Units were made available for sale on May 1, 1997.
(b)  Units were made available for sale on August 20, 1997.
(c)  Units were made available for sale on June 4, 1999.
(d)  Units were made available for sale on August 30, 1999.
(e)  Units were made available for sale on May 22, 2000.
(f)  Units were made available for sale on June 22, 2000.
(g)  Units were made available for sale on October 22, 2000.
(h)  Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See
     Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l)  Units were made available for sale on August 1, 1997.
(m)  Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


8.  Accumulation Unit Values (Continued)

    Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units.

                                                                                   Years Ended December 31,
                                                                  -----------------------------------------------------------
                                                                      2001           2000           1999        1998     1997
                                                                  ------------   ------------   ------------   ------   -----
EQ/Capital Guardian U.S. Equity
-------------------------------
IL Plus Original Series, IL COLI, Incentive Life COLI -
Class B 0.00% (d)
 Unit Value, end of period ....................................     $ 105.12      $  107.27      $  103.56     --       --
 Net Assets (000's) ...........................................     $  1,261      $     429      $     104     --       --
 Number of units outstanding, end of period (000's) ...........           12              4              1     --       --
 Total Return .................................................        (2.01)%         3.58%          3.76%    --       --
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000, Incentive Life 2000 Sales
1999 and after, Survivorship Incentive Life - Class B
0.60% (d)
 Unit Value, end of period ....................................     $ 103.65      $  106.42      $  103.35     --       --
 Net Assets (000's) ...........................................     $  7,670      $   1,596      $     413     --       --
 Number of units outstanding, end of period (000's) ...........           74             15              4     --       --
 Total Return .................................................        (2.60)%         2.97%          3.32%    --       --
IL Protector - Class B 0.80% (d)
 Unit Value, end of period ....................................     $ 103.17      $  106.13      $  103.28     --       --
 Net Assets (000's) ...........................................           --             --             --     --       --
 Number of units outstanding, end of period (000's) ...........           --             --             --     --       --
 Total Return .................................................        (2.79)%         2.76%          3.28%    --       --
Survivorship 2000 - Class B 0.90% (d)
 Unit Value, end of period ....................................     $ 102.92      $  105.99      $  103.25     --       --
 Net Assets (000's) ...........................................     $    206             --             --     --       --
 Number of units outstanding, end of period (000's) ...........            2             --             --     --       --
 Total Return .................................................        (2.90)%         2.66%          3.11%    --       --
Accumulator Life - Class B 1.35% (f)
 Unit Value, end of period ....................................     $ 100.40      $  103.87             --     --       --
 Net Assets (000's) ...........................................           --             --             --     --       --
 Number of units outstanding, end of period (000's) ...........           --             --             --     --       --
 Total Return .................................................        (3.34)%         2.19%            --     --       --

----------
(a)  Units were made available for sale on May 1, 1997.
(b)  Units were made available for sale on August 20, 1997.
(c)  Units were made available for sale on June 4, 1999.
(d)  Units were made available for sale on August 30, 1999.
(e)  Units were made available for sale on May 22, 2000.
(f)  Units were made available for sale on June 22, 2000.
(g)  Units were made available for sale on October 22, 2000.
(h)  Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See
     Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l)  Units were made available for sale on August 1, 1997.
(m)  Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


8.  Accumulation Unit Values (Continued)

    Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units.


                                                                                  Years Ended December 31,
                                                             -------------------------------------------------------------------
                                                                 2001          2000         1999          1998          1997
                                                             ------------ ------------- ------------ ------------- -------------
EQ/Emerging Markets Equity
--------------------------
IL Plus Original Series, IL COLI, Incentive Life COLI -
Class B 0.00% (b)
 Unit Value, end of period .................................   $ 64.83      $  68.35     $  114.00     $  58.24      $  79.81
 Net Assets (000's) ........................................   $ 8,493      $ 11,825     $  13,452     $  2,213      $    239
 Number of units outstanding, end of period (000's) ........       131           173           118           38             3
 Total Return ..............................................     (5.15)%      (40.12)%       95.74%      (27.03)%      (20.19)%
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000, Incentive Life 2000 Sales
1999 and after - Class B 0.60%
 Unit Value, end of period .................................   $ 63.15      $  66.98     $  112.39     $  57.77      $  79.63
 Net Assets (000's) ........................................   $25,513      $ 25,318     $  23,265     $  4,217      $  2,150
 Number of units outstanding, end of period (000's) ........       404           378           207           73            27
 Total Return ..............................................     (5.72)%      (40.40)%       94.55%      (27.45)%      (20.37)%
IL Protector - Class B 0.80% (a)
 Unit Value, end of period .................................   $ 62.59      $  66.53     $  111.86     $  57.61      $  79.58
 Net Assets (000's) ........................................   $   125            --            --           --            --
 Number of units outstanding, end of period (000's) ........         2            --            --           --            --
 Total Return ..............................................     (5.92)%      (40.52)%       94.18%      (27.60)%       20.43%
Survivorship 2000 - Class B 0.90% (l)
 Unit Value, end of period .................................   $ 62.32      $  66.30     $  111.59     $  57.53      $  79.54
 Net Assets (000's) ........................................   $ 1,558      $  1,724     $   2,120     $    575      $    159
 Number of units outstanding, end of period (000's) ........        25            26            19           10             2
 Total Return ..............................................     (6.01)%      (40.59)%       93.97%      (27.67)%      (20.46)%
Survivorship Incentive Life - Class B 0.60% (c)
 Unit Value, end of period .................................   $ 85.61      $  90.81      $ 152.38           --            --
 Net Assets (000's) ........................................   $ 1,027      $    636            --           --            --
 Number of units outstanding, end of period (000's) ........        12             7            --           --            --
 Total Return ..............................................     (5.73)%      (40.41)%       94.57%          --            --
Accumulator Life - Class B 1.35% (f)
 Unit Value, end of period .................................   $ 92.15      $  98.49            --           --            --
 Net Assets (000's) ........................................        --            --            --           --            --
 Number of units outstanding, end of period (000's) ........        --            --            --           --            --
 Total Return ..............................................     (6.44)%      (40.85)%          --           --            --

----------
(a)  Units were made available for sale on May 1, 1997.
(b)  Units were made available for sale on August 20, 1997.
(c)  Units were made available for sale on June 4, 1999.
(d)  Units were made available for sale on August 30, 1999.
(e)  Units were made available for sale on May 22, 2000.
(f)  Units were made available for sale on June 22, 2000.
(g)  Units were made available for sale on October 22, 2000.
(h)  Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See
     Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l)  Units were made available for sale on August 1, 1997.
(m)  Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


8.  Accumulation Unit Values (Continued)

    Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units.


                                                                                  Years Ended December 31,
                                                             ------------------------------------------------------------------
                                                                  2001          2000         1999         1998         1997
                                                             ------------- ------------- ------------ ------------ ------------
EQ/Equity 500 Index (k)
-----------------------
IL Plus Original Series, IL COLI, Incentive Life COLI -
Class A 0.00%
 Unit Value, end of period .................................   $ 271.91      $ 308.78      $ 341.51     $ 283.69     $ 221.51
 Net Assets (000's) ........................................   $112,027      $118,263      $101,087     $ 49,646     $ 23,702
 Number of units outstanding, end of period (000's) ........        412           383           296          175          107
 Total Return ..............................................     (11.94)%       (9.58)%       20.38%       28.07%       32.57%
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000 - Class A 0.60%
 Unit Value, end of period .................................   $ 262.11      $ 299.46      $ 333.19     $ 278.44     $ 218.72
 Net Assets (000's) ........................................   $396,048      $453,682      $687,371     $360,301     $198,379
 Number of units outstanding, end of period (000's) ........      1,511         1,515         2,063        1,294          907
 Total Return ..............................................     (12.47)%      (10.12)%       19.66%       27.30%       31.77%
IL Protector - Class A 0.80%
 Unit Value, end of period .................................   $ 181.73      $ 208.05      $ 231.94     $ 194.22     $ 152.88
 Net Assets (000's) ........................................   $  3,453      $  3,537      $  3,479     $  1,942     $    764
 Number of units outstanding, end of period (000's) ........         19            17            15           10            5
 Total Return ..............................................     (12.65)%       (0.30)%       19.42%       27.05%       31.51%
Survivorship 2000 - Class A 0.90%
 Unit Value, end of period .................................   $ 255.97      $ 293.34      $ 327.37     $ 274.40     $ 216.20
 Net Assets (000's) ........................................   $ 54,010      $ 53,388      $ 52,379     $ 31,556     $ 17,080
 Number of units outstanding, end of period (000's) ........        211           182           160          115           79
 Total Return ..............................................     (12.74)%      (10.39)%       19.30%       26.92%       31.38%
Incentive Life 2000 Sales 1999 and after,
Survivorship Incentive Life - Class B 0.60% (c)
 Unit Value, end of period .................................   $  85.84      $  98.32      $ 109.66           --           --
 Net Assets (000's) ........................................   $ 49,358      $ 29,693      $  5,593           --           --
 Number of units outstanding, end of period (000's) ........        575           302            51           --           --
 Total Return ..............................................     (12.69)%      (10.34)%        9.66%          --           --
Accumulator Life - Class B 1.35% (f)
 Unit Value, end of period .................................   $  81.74      $  94.33            --           --           --
 Net Assets (000's) ........................................         --            --            --           --           --
 Number of units outstanding, end of period (000's) ........         --            --            --           --           --
 Total Return ..............................................     (13.35)%      (11.02)%          --           --           --

----------
(a)  Units were made available for sale on May 1, 1997.
(b)  Units were made available for sale on August 20, 1997.
(c)  Units were made available for sale on June 4, 1999.
(d)  Units were made available for sale on August 30, 1999.
(e)  Units were made available for sale on May 22, 2000.
(f)  Units were made available for sale on June 22, 2000.
(g)  Units were made available for sale on October 22, 2000.
(h)  Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See
     Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l)  Units were made available for sale on August 1, 1997.
(m)  Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


8.  Accumulation Unit Values (Continued)

    Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units.


                                                                                     Years Ended December 31,
                                                                  --------------------------------------------------------------
                                                                       2001            2000            1999        1998     1997
                                                                  -------------   -------------   -------------   ------   -----
EQ/Evergreen Omega
------------------
IL Plus Original Series, IL COLI, Incentive Life COLI -
Class B 0.00% (c)
 Unit Value, end of period ....................................     $  78.47        $ 94.55         $  98.90      --       --
 Net Assets (000's) ...........................................     $    314              --              --      --       --
 Number of units outstanding, end of period (000's) ...........            4              --              --      --       --
 Total Return .................................................       (17.01)%         11.66%           9.70%     --       --
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000, Incentive Life 2000 Sales
1999 and after, Survivorship Incentive Life - Class B
0.60% (c)
 Unit Value, end of period ....................................     $  74.98        $  90.90        $ 103.57      --       --
 Net Assets (000's) ...........................................     $    900        $    455              --      --       --
 Number of units outstanding, end of period (000's) ...........           12               5              --      --       --
 Total Return .................................................       (17.51)%        (12.24)%          9.06%     --       --
IL Protector - Class B 0.80% (c)
 Unit Value, end of period ....................................     $  77.01        $  93.55        $ 106.81      --       --
 Net Assets (000's) ...........................................           --              --              --      --       --
 Number of units outstanding, end of period (000's) ...........           --              --              --      --       --
 Total Return .................................................       (17.68)%        (12.42)%          6.81%     --       --
Survivorship 2000 - Class B 0.90% (c)
 Unit Value, end of period ....................................     $  76.83        $  93.42        $ 106.77      --       --
 Net Assets (000's) ...........................................           --              --              --      --       --
 Number of units outstanding, end of period (000's) ...........           --              --              --      --       --
 Total Return .................................................       (17.76)%        (12.50)%          6.77%     --       --
Accumulator Life - Class B 1.35% (f)
 Unit Value, end of period ....................................     $  75.99        $  92.82              --      --       --
 Net Assets (000's) ...........................................           --              --              --      --       --
 Number of units outstanding, end of period (000's) ...........           --              --              --      --       --
 Total Return .................................................       (18.14)%        (12.90)%            --      --       --

----------
(a)  Units were made available for sale on May 1, 1997.
(b)  Units were made available for sale on August 20, 1997.
(c)  Units were made available for sale on June 4, 1999.
(d)  Units were made available for sale on August 30, 1999.
(e)  Units were made available for sale on May 22, 2000.
(f)  Units were made available for sale on June 22, 2000.
(g)  Units were made available for sale on October 22, 2000.
(h)  Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See
     Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l)  Units were made available for sale on August 1, 1997.
(m)  Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


8.  Accumulation Unit Values (Continued)

    Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units.


                                                                                 Years Ended December 31,
                                                                  ------------------------------------------------------
                                                                       2001           2000        1999     1998     1997
                                                                  -------------   ------------   ------   ------   -----
EQ/FI Mid Cap
-------------
IL Plus Original Series, IL COLI, Incentive Life COLI -
Class B 0.00% (g)
 Unit Value, end of period ....................................     $  86.96        $ 100.42     --       --       --
 Net Assets (000's) ...........................................     $  1,217        $    301     --       --       --
 Number of units outstanding, end of period (000's) ...........           14               3     --       --       --
 Total Return .................................................       (13.41)%          0.46%    --       --       --
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000, Incentive Life 2000 Sales
1999 and after, Survivorship Incentive Life - Class B
0.60% (g)
 Unit Value, end of period ....................................     $  86.26        $ 100.23     --       --       --
 Net Assets (000's) ...........................................     $ 13,025        $  1,103     --       --       --
 Number of units outstanding, end of period (000's) ...........          151              11     --       --       --
 Total Return .................................................       (13.93)%          0.23%    --       --       --
IL Protector - Class B 0.80% (g)
 Unit Value, end of period ....................................     $  86.03        $ 100.16     --       --       --
 Net Assets (000's) ...........................................           --              --     --       --       --
 Number of units outstanding, end of period (000's) ...........           --              --     --       --       --
 Total Return .................................................       (14.11)%          0.16%    --       --       --
Survivorship 2000 - Class B 0.90% (g)
 Unit Value, end of period ....................................     $  85.92        $ 100.13     --       --       --
 Net Assets (000's) ...........................................     $    773        $    100     --       --       --
 Number of units outstanding, end of period (000's) ...........            9               1     --       --       --
 Total Return .................................................       (14.19)%          0.13%    --       --       --
Accumulator Life - Class B 1.35% (g)
 Unit Value, end of period ....................................     $  85.40        $  99.98     --       --       --
 Net Assets (000's) ...........................................           --              --     --       --       --
 Number of units outstanding, end of period (000's) ...........           --              --     --       --       --
 Total Return .................................................       (14.58)%         (0.02)%   --       --       --

----------
(a)  Units were made available for sale on May 1, 1997.
(b)  Units were made available for sale on August 20, 1997.
(c)  Units were made available for sale on June 4, 1999.
(d)  Units were made available for sale on August 30, 1999.
(e)  Units were made available for sale on May 22, 2000.
(f)  Units were made available for sale on June 22, 2000.
(g)  Units were made available for sale on October 22, 2000.
(h)  Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See
     Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l)  Units were made available for sale on August 1, 1997.
(m)  Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


8.  Accumulation Unit Values (Continued)


    Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units.


                                                                                 Years Ended December 31,
                                                             ----------------------------------------------------------------
                                                                 2001         2000         1999         1998         1997
                                                             ------------ ------------ ------------ ------------ ------------
EQ/FI Small/Mid Cap Value
-------------------------
IL Plus Original Series, IL COLI, Incentive Life COLI -
Class B 0.00% (a)
 Unit Value, end of period .................................  $  119.34    $  114.75    $  109.14     $ 107.21    $  119.13
 Net Assets (000's) ........................................  $  10,741    $   6,656    $   5,457     $  5,146    $   1,668
 Number of units outstanding, end of period (000's) ........         90           58           50           48           14
 Total Return ..............................................       4.00%        5.13%        1.80%      (10.02)%      19.13%
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000 - Class B 0.60% (a)
 Unit Value, end of period .................................  $  116.03    $  112.24    $  107.40     $ 106.14    $  118.65
 Net Assets (000's) ........................................  $   1,508    $  28,172    $  27,924     $ 29,082    $  21,594
 Number of units outstanding, end of period (000's) ........         13          251          260          274          182
 Total Return ..............................................       3.37%        4.51%        1.19%      (10.55)%      18.65%
IL Protector - Class B 0.80% (a)
 Unit Value, end of period .................................  $  114.94    $  111.42    $  106.82     $ 105.78    $  118.49
 Net Assets (000's) ........................................  $     460    $     223    $     214     $    106           --
 Number of units outstanding, end of period (000's) ........          4            2            2            1           --
 Total Return ..............................................       3.16%        4.30%        0.99%      (10.73)%      18.49%
Survivorship 2000 - Class B 0.90% (a)
 Unit Value, end of period .................................  $  114.40    $  111.01    $  106.54     $  105.60   $  118.41
 Net Assets (000's) ........................................  $   5,377    $   2,442    $   2,131     $  2,323    $     947
 Number of units outstanding, end of period (000's) ........         47           22           20           22            8
 Total Return ..............................................       3.06%        4.20%        0.88%      (10.82)%      18.41%
Incentive Life 2000 Sales 1999 and after,
Survivorship Incentive Life - Class B 0.60% (c)
 Unit Value, end of period .................................  $  112.71    $  109.03    $  104.33           --           --
 Net Assets (000's) ........................................  $  60,638    $     218           --           --           --
 Number of units outstanding, end of period (000's) ........        538            2           --           --           --
 Total Return ..............................................       3.37%        4.51%        1.19%          --           --
Accumulator Life - Class B 1.35% (f)
 Unit Value, end of period .................................  $   88.78    $   86.54           --           --           --
 Net Assets (000's) ........................................         --           --           --           --           --
 Number of units outstanding, end of period (000's) ........         --           --           --           --           --
 Total Return ..............................................       2.59%        3.73%          --           --           --

----------
(a)  Units were made available for sale on May 1, 1997.
(b)  Units were made available for sale on August 20, 1997.
(c)  Units were made available for sale on June 4, 1999.
(d)  Units were made available for sale on August 30, 1999.
(e)  Units were made available for sale on May 22, 2000.
(f)  Units were made available for sale on June 22, 2000.
(g)  Units were made available for sale on October 22, 2000.
(h)  Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See
     Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l)  Units were made available for sale on August 1, 1997.
(m)  Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


8. Accumulation Unit Values (Continued)

  Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units.


                                                                                 Years Ended December 31,
                                                                  -------------------------------------------------------
                                                                       2001            2000        1999     1998     1997
                                                                  -------------   -------------   ------   ------   -----
EQ/Janus Large Cap Growth
-------------------------
IL Plus Original Series, IL COLI, Incentive Life COLI -
Class B 0.00% (g)
 Unit Value, end of period ....................................     $  64.96        $  84.32      --       --       --
 Net Assets (000's) ...........................................     $  2,014        $    337      --       --       --
 Number of units outstanding, end of period (000's) ...........           31               4      --       --       --
 Total Return .................................................       (22.96)%        (15.70)%    --       --       --
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000, Incentive Life 2000 Sales
1999 and after, Survivorship Incentive Life - Class B
0.60% (g)
 Unit Value, end of period ....................................     $  64.44        $  84.15      --       --       --
 Net Assets (000's) ...........................................     $ 11,148        $  3,029      --       --       --
 Number of units outstanding, end of period (000's) ...........          173              36      --       --       --
 Total Return .................................................       (23.42)%        (15.85)%    --       --       --
IL Protector - Class B 0.80% (g)
 Unit Value, end of period ....................................     $  64.27        $  84.10      --       --       --
 Net Assets (000's) ...........................................     $     64              --      --       --       --
 Number of units outstanding, end of period (000's) ...........            1              --      --       --       --
 Total Return .................................................       (23.58)%        (15.90)%    --       --       --
Survivorship 2000 - Class B 0.90% (g)
 Unit Value, end of period ....................................     $  64.18        $  84.07      --       --       --
 Net Assets (000's) ...........................................     $    385        $    168      --       --       --
 Number of units outstanding, end of period (000's) ...........            6               2      --       --       --
 Total Return .................................................       (23.66)%        (15.93)%    --       --       --
Accumulator Life - Class B 1.35% (g)
 Unit Value, end of period ....................................     $  63.79        $  83.94      --       --       --
 Net Assets (000's) ...........................................           --              --      --       --       --
 Number of units outstanding, end of period (000's) ...........           --              --      --       --       --
 Total Return .................................................       (24.01)%        (16.06)%    --       --       --

----------
(a)  Units were made available for sale on May 1, 1997.
(b)  Units were made available for sale on August 20, 1997.
(c)  Units were made available for sale on June 4, 1999.
(d)  Units were made available for sale on August 30, 1999.
(e)  Units were made available for sale on May 22, 2000.
(f)  Units were made available for sale on June 22, 2000.
(g)  Units were made available for sale on October 22, 2000.
(h)  Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See
     Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l)  Units were made available for sale on August 1, 1997.
(m)  Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


8.  Accumulation Unit Values (Continued)

    Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units.


                                                                             Years Ended December 31,
                                                                  -----------------------------------------------
                                                                      2001        2000     1999     1998     1997
                                                                  ------------   ------   ------   ------   -----
EQ/Marsico Focus
----------------
IL Plus Original Series, IL COLI, Incentive Life COLI -
Class B 0.00% (h)
 Unit Value, end of period ....................................    $  106.25     --       --       --       --
 Net Assets (000's) ...........................................           --     --       --       --       --
 Number of units outstanding, end of period (000's) ...........           --     --       --       --       --
 Total Return .................................................         6.25%    --       --       --       --
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000, Incentive Life 2000 Sales
1999 and after, Survivorship Incentive Life - Class B
0.60% (h)
 Unit Value, end of period ....................................    $  106.09     --       --       --       --
 Net Assets (000's) ...........................................    $     637     --       --       --       --
 Number of units outstanding, end of period (000's) ...........            6     --       --       --       --
 Total Return .................................................         6.09%    --       --       --       --
IL Protector - Class B 0.80% (h)
 Unit Value, end of period ....................................    $  106.04     --       --       --       --
 Net Assets (000's) ...........................................           --     --       --       --       --
 Number of units outstanding, end of period (000's) ...........           --     --       --       --       --
 Total Return .................................................         6.04%    --       --       --       --
Survivorship 2000 - Class B 0.90% (h)
 Unit Value, end of period ....................................    $  106.01     --       --       --       --
 Net Assets (000's) ...........................................    $     106     --       --       --       --
 Number of units outstanding, end of period (000's) ...........            1     --       --       --       --
 Total Return .................................................         6.01%    --       --       --       --
Accumulator Life - Class B 1.35% (h)
 Unit Value, end of period ....................................    $  105.90     --       --       --       --
 Net Assets (000's) ...........................................           --     --       --       --       --
 Number of units outstanding, end of period (000's) ...........           --     --       --       --       --
 Total Return .................................................         5.90%    --       --       --       --

----------
(a)  Units were made available for sale on May 1, 1997.
(b)  Units were made available for sale on August 20, 1997.
(c)  Units were made available for sale on June 4, 1999.
(d)  Units were made available for sale on August 30, 1999.
(e)  Units were made available for sale on May 22, 2000.
(f)  Units were made available for sale on June 22, 2000.
(g)  Units were made available for sale on October 22, 2000.
(h)  Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See
     Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l)  Units were made available for sale on August 1, 1997.
(m)  Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


8.  Accumulation Unit Values (Continued)


    Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units.


                                                                                 Years Ended December 31,
                                                             ----------------------------------------------------------------
                                                                 2001         2000         1999         1998         1997
                                                             ------------ ------------ ------------ ------------ ------------
EQ/Mercury Basic Value Equity
-----------------------------
IL Plus Original Series, IL COLI, Incentive Life COLI -
Class B 0.00% (a)
 Unit Value, end of period .................................  $  183.25    $  173.64    $  155.30     $ 130.57    $  117.02
 Net Assets (000's) ........................................  $  17,592    $  12,676    $   6,678     $  2,873    $     585
 Number of units outstanding, end of period (000's) ........         96           73           43           22            5
 Total Return ..............................................       5.53%       11.81%       19.00%       11.59%       17.02%
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000, Incentive Life 2000 Series
1999 and after - Class B 0.60% (a)
 Unit Value, end of period .................................  $  178.18    $  169.86    $  152.83     $ 129.27    $  116.55
 Net Assets (000's) ........................................  $  68,777    $  35,161    $  29,649     $ 15,512    $   4,779
 Number of units outstanding, end of period (000's) ........        386          207          194          120           41
 Total Return ..............................................       4.90%       11.14%       18.23%       10.91%       16.55%
IL Protector - Class B 0.80% (a)
 Unit Value, end of period .................................  $  176.51    $  168.61    $  152.01     $ 128.84    $  166.40
 Net Assets (000's) ........................................  $     706    $     506    $     304     $    129           --
 Number of units outstanding, end of period (000's) ........          4            3            2            1           --
 Total Return ..............................................       4.69%       10.92%       17.98%      (22.57)%      16.40%
Survivorship 2000 - Class B 0.90% (a)
 Unit Value, end of period .................................  $  175.68    $  167.99    $  151.61     $ 128.62    $  116.32
 Net Assets (000's) ........................................  $   8,081    $   4,368    $   2,881     $  1,543    $     349
 Number of units outstanding, end of period (000's) ........         46           26           19           12            3
 Total Return ..............................................       4.58%       10.81%       17.87%       10.58%       16.32%
Survivorship Incentive Life - Class B 0.60% (c)
 Unit Value, end of period .................................  $  116.52    $  111.08     $  99.95           --           --
 Net Assets (000's) ........................................  $   2,330    $     778     $    200           --           --
 Number of units outstanding, end of period (000's) ........         20            7            2           --           --
 Total Return ..............................................       4.90%       11.14%       18.23%          --           --
Accumulator Life - Class B 1.35% (f)
 Unit Value, end of period .................................  $  132.83     $ 127.60           --           --           --
 Net Assets (000's) ........................................         --           --           --           --           --
 Number of units outstanding, end of period (000's) ........         --           --           --           --           --
 Total Return ..............................................       4.10%       10.31%          --           --           --

----------
(a)  Units were made available for sale on May 1, 1997.
(b)  Units were made available for sale on August 20, 1997.
(c)  Units were made available for sale on June 4, 1999.
(d)  Units were made available for sale on August 30, 1999.
(e)  Units were made available for sale on May 22, 2000.
(f)  Units were made available for sale on June 22, 2000.
(g)  Units were made available for sale on October 22, 2000.
(h)  Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See
     Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l)  Units were made available for sale on August 1, 1997.
(m)  Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


8.  Accumulation Unit Values (Continued)

    Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units.


                                                                                  Years Ended December 31,
                                                             ------------------------------------------------------------------
                                                                  2001          2000         1999         1998         1997
                                                             ------------- ------------- ------------ ------------ ------------
EQ/MFS Emerging Growth Companies
--------------------------------
IL Plus Original Series 2000, IL COLI, Incentive Life
COLI - Class B 0.00% (a)
 Unit Value, end of period .................................   $ 153.10      $ 232.15      $ 286.03    $  164.70    $  122.44
 Net Assets (000's) ........................................   $ 24,190      $ 33,662      $ 28,031    $   5,106    $     490
 Number of units outstanding, end of period (000's) ........        158           145            98           31            4
 Total Return ..............................................     (34.05)%      (18.56)%       73.62%       34.51%       22.44%
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000, Incentive Life 2000 Sales
1999 and after - Class B 0.60% (a)
 Unit Value, end of period .................................   $ 148.86      $ 227.09      $ 281.48    $  163.05    $  121.95
 Net Assets (000's) ........................................   $173,124      $254,795      $193,377    $  47,121    $   9,146
 Number of units outstanding, end of period (000's) ........      1,163         1,122           687          289           75
 Total Return ..............................................     (34.57)%      (19.32)%       72.63%       33.71%       21.95%
IL Protector - Class B 0.80% (a)
 Unit Value, end of period .................................   $ 147.47      $ 225.42      $ 279.97    $  162.51    $  121.78
 Net Assets (000's) ........................................   $  1,327      $  1,578      $  1,400    $     325           --
 Number of units outstanding, end of period (000's) ........          9             7             5            2           --
 Total Return ..............................................     (34.57)%      (19.48)%       72.28%       33.45%       21.78%
Survivorship 2000 - Class B 0.90% (a)
 Unit Value, end of period .................................   $ 146.78      $ 224.60      $ 279.22    $  162.23    $  121.70
 Net Assets (000's) ........................................   $ 11,155      $ 17,070      $ 14,799    $   3,407    $     730
 Number of units outstanding, end of period (000's) ........         76            76            53           21            6
 Total Return ..............................................     (34.65)%      (19.56)%       72.11%       33.31%       21.70%
Survivorship Incentive Life - Class B 0.60% (c)
 Unit Value, end of period .................................   $  85.53      $ 130.48      $ 161.73           --           --
 Net Assets (000's) ........................................   $  6,329      $  5,480      $    485           --           --
 Number of units outstanding, end of period (000's) ........         74            42             3           --           --
 Total Return ..............................................     (34.45)%      (19.32)%       72.63%          --           --
Accumulator Life - Class B 1.35% (f)
 Unit Value, end of period .................................   $  96.14      $ 147.79            --           --           --
 Net Assets (000's) ........................................         --            --            --           --           --
 Number of units outstanding, end of period (000's) ........         --            --            --           --           --
 Total Return ..............................................     (34.95)%      (19.93)%          --           --           --

----------
(a)  Units were made available for sale on May 1, 1997.
(b)  Units were made available for sale on August 20, 1997.
(c)  Units were made available for sale on June 4, 1999.
(d)  Units were made available for sale on August 30, 1999.
(e)  Units were made available for sale on May 22, 2000.
(f)  Units were made available for sale on June 22, 2000.
(g)  Units were made available for sale on October 22, 2000.
(h)  Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See
     Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l)  Units were made available for sale on August 1, 1997.
(m)  Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


8. Accumulation Unit Values (Continued)


  Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units.


                                                                                    Years Ended December 31,
                                                                  ------------------------------------------------------------
                                                                       2001           2000           1999        1998     1997
                                                                  -------------   ------------   ------------   ------   -----
EQ/MFS Investors Trust
----------------------
IL Plus Original Series, IL COLI, Incentive Life COLI -
Class B 0.00% (c)
 Unit Value, end of period ....................................     $  86.36        $ 102.79      $  103.50     --       --
 Net Assets (000's) ...........................................     $    518        $    411      $     104     --       --
 Number of units outstanding, end of period (000's) ...........            6               4              1     --       --
 Total Return .................................................       (15.98)%         (0.77)%         8.76%    --       --
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000, Incentive Life 2000 Sales
1999 and after, Survivorship Incentive Life - Class B
0.60% (c)
 Unit Value, end of period ....................................     $  85.03        $ 101.82      $  103.15     --       --
 Net Assets (000's) ...........................................     $  3,486        $  1,731      $     309     --       --
 Number of units outstanding, end of period (000's) ...........           41              17              3     --       --
 Total Return .................................................       (16.49)%         (1.29)%         8.06%    --       --
IL Protector - Class B 0.80% (c)
 Unit Value, end of period ....................................     $  84.59        $ 101.50      $  103.03     --       --
 Net Assets (000's) ...........................................           --              --             --     --       --
 Number of units outstanding, end of period (000's) ...........           --              --             --     --       --
 Total Return .................................................       (16.66)%         (1.48)%         7.85%    --       --
Survivorship 2000 - Class B 0.90% (c)
 Unit Value, end of period ....................................     $  84.37        $ 101.34      $  102.97     --       --
 Net Assets (000's) ...........................................     $     84        $    101             --     --       --
 Number of units outstanding, end of period (000's) ...........            1               1             --     --       --
 Total Return .................................................       (16.74)%         (1.58)%         7.74%    --       --
Accumulator Life - Class B 1.35% (f)
 Unit Value, end of period ....................................     $  84.83        $ 102.36             --     --       --
 Net Assets (000's) ...........................................           --              --             --     --       --
 Number of units outstanding, end of period (000's) ...........           --              --             --     --       --
 Total Return .................................................       (17.12)%          2.03%            --     --       --

----------
(a)  Units were made available for sale on May 1, 1997.
(b)  Units were made available for sale on August 20, 1997.
(c)  Units were made available for sale on June 4, 1999.
(d)  Units were made available for sale on August 30, 1999.
(e)  Units were made available for sale on May 22, 2000.
(f)  Units were made available for sale on June 22, 2000.
(g)  Units were made available for sale on October 22, 2000.
(h)  Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See
     Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l)  Units were made available for sale on August 1, 1997.
(m)  Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


8.  Accumulation Unit Values (Continued)

    Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units.

                                                                                 Years Ended December 31,
                                                             ----------------------------------------------------------------
                                                                 2001         2000         1999         1998         1997
                                                             ------------ ------------ ------------ ------------ ------------
EQ/MFS Research
---------------
IL Plus Original Series, IL COLI, Incentive Life COLI -
Class B 0.00% (a)
 Unit Value, end of period .................................   $ 131.34     $ 167.99    $  177.32    $  144.03    $  116.05
 Net Assets (000's) ........................................   $ 10,770     $ 12,095    $   7,270    $   3,025    $     348
 Number of units outstanding, end of period (000's) ........         82           72           41           21            3
 Total Return ..............................................     (21.82)%      (5.25)%      23.12%       24.11%       16.05%
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000, Incentive Life 2000 Sales
1999 and after - Class B 0.60% (a)
 Unit Value, end of period .................................   $ 127.70     $ 164.33    $  174.50    $  142.59    $  115.59
 Net Assets (000's) ........................................   $ 41,247     $ 48,477    $  36,645    $  22,672    $   6,589
 Number of units outstanding, end of period (000's) ........        323          295          210          159           57
 Total Return ..............................................     (22.29)%      (5.83)%      22.38%       23.36%       15.59%
IL Protector - Class B 0.80% (a)
 Unit Value, end of period .................................   $ 126.51     $ 163.12    $  173.56    $  142.11     $ 115.43
 Net Assets (000's) ........................................   $    506     $    489    $     347    $     142           --
 Number of units outstanding, end of period (000's) ........          4            3            2            1           --
 Total Return ..............................................     (22.44)%      (6.02)%      22.13%       23.11%       15.43%
Survivorship 2000 - Class B 0.90% (a)
 Unit Value, end of period .................................   $ 125.91     $ 162.52    $  173.10    $  141.87    $  115.36
 Net Assets (000's) ........................................   $  3,525     $  4,876    $   3,981    $   2,128    $     346
 Number of units outstanding, end of period (000's) ........         28           30           23           15            3
 Total Return ..............................................     (22.53)%      (6.11)%      22.01%       22.98%       15.36%
Survivorship Incentive Life - Class B 0.60% (c)
 Unit Value, end of period .................................   $  85.96     $ 110.61    $  117.46           --           --
 Net Assets (000's) ........................................   $  1,461     $  1,106    $     117           --           --
 Number of units outstanding, end of period (000's) ........         17           10            1           --           --
 Total Return ..............................................     (22.29)%      (5.83)%      22.38%          --           --
Accumulator Life - Class B 1.35% (f)
 Unit Value, end of period .................................   $  88.20     $ 114.37           --           --           --
 Net Assets (000's) ........................................         --           --           --           --           --
 Number of units outstanding, end of period (000's) ........         --           --           --           --           --
 Total Return ..............................................     (22.88)%      (6.58)%         --           --           --

----------
(a)  Units were made available for sale on May 1, 1997.
(b)  Units were made available for sale on August 20, 1997.
(c)  Units were made available for sale on June 4, 1999.
(d)  Units were made available for sale on August 30, 1999.
(e)  Units were made available for sale on May 22, 2000.
(f)  Units were made available for sale on June 22, 2000.
(g)  Units were made available for sale on October 22, 2000.
(h)  Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See
     Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l)  Units were made available for sale on August 1, 1997.
(m)  Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


8. Accumulation Unit Values (Continued)


  Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units.


                                                                                 Years Ended December 31,
                                                             ----------------------------------------------------------------
                                                                 2001         2000         1999         1998         1997
                                                             ------------ ------------ ------------ ------------ ------------
EQ/Putnam Growth and Income Value
---------------------------------
IL Plus Original Series, IL COLI, Incentive Life COLI -
Class B 0.00% (a)
 Unit Value, end of period .................................   $ 128.70    $  138.10     $ 129.34    $  131.12    $  116.22
 Net Assets (000's) ........................................   $  5,405    $   4,972     $  3,622    $   2,229    $     581
 Number of units outstanding, end of period (000's) ........         42           36           28           17            5
 Total Return ..............................................      (6.81)%       6.78%       (1.36)%      12.82%       16.22%
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000, Incentive Life 2000 Sales
1999 and after - Class B 0.60% (a)
 Unit Value, end of period .................................   $ 125.14    $  135.09     $ 127.28    $  129.81    $  115.75
 Net Assets (000's) ........................................   $ 19,897    $  16,616     $ 16,165    $  12,981    $   4,862
 Number of units outstanding, end of period (000's) ........        159          123          127          100           42
 Total Return ..............................................      (7.37)%       6.14%       (1.95)%      12.14%       15.75%
IL Protector - Class B 0.80% (a)
 Unit Value, end of period .................................   $ 123.96    $  134.10     $ 126.60    $  129.37    $  115.59
 Net Assets (000's) ........................................   $    248    $     268     $    253    $     129           --
 Number of units outstanding, end of period (000's) ........          2            2            2            1           --
 Total Return ..............................................      (7.56)%       5.92%       (2.14)%      11.92%       13.87%
Survivorship 2000 - Class B 0.90% (a)
 Unit Value, end of period .................................   $ 123.38    $  133.60     $ 126.25    $  129.15    $  115.52
 Net Assets (000's) ........................................   $  1,974    $   1,870     $  1,768    $   1,292    $     231
 Number of units outstanding, end of period (000's) ........         16           14           14           10            2
 Total Return ..............................................      (7.65)%       5.82%       (2.25)%      11.80%       15.52%
Survivorship Incentive Life - Class B 0.60% (c)
 Unit Value, end of period .................................   $  87.82    $   94.81     $  89.32          --           --
 Net Assets (000's) ........................................   $  1,405    $     758     $     89           --           --
 Number of units outstanding, end of period (000's) ........         16            8            1           --           --
 Total Return ..............................................      (7.37)%       6.14%       (1.95)%         --           --
Accumulator Life - Class B 1.35% (f)
 Unit Value, end of period .................................   $  95.74    $  104.15           --           --           --
 Net Assets (000's) ........................................         --           --           --           --           --
 Number of units outstanding, end of period (000's) ........         --           --           --           --           --
 Total Return ..............................................      (8.07)%       5.34%          --           --           --

----------
(a)  Units were made available for sale on May 1, 1997.
(b)  Units were made available for sale on August 20, 1997.
(c)  Units were made available for sale on June 4, 1999.
(d)  Units were made available for sale on August 30, 1999.
(e)  Units were made available for sale on May 22, 2000.
(f)  Units were made available for sale on June 22, 2000.
(g)  Units were made available for sale on October 22, 2000.
(h)  Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See
     Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l)  Units were made available for sale on August 1, 1997.
(m)  Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2001


8. Accumulation Unit Values (Concluded)

  Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units.


                                                                                 Years Ended December 31,
                                                             ----------------------------------------------------------------
                                                                  2001         2000         1999         1998         1997
                                                             ------------- ------------ ------------ ------------ -----------
EQ/T. Rowe Price International Stock
------------------------------------
IL Plus Original Series, IL COLI, Incentive Life COLI -
Class B 0.00%
 Unit Value, end of period .................................   $  93.88      $ 120.09    $  147.67    $  111.99     $ 98.50
 Net Assets (000's) ........................................   $ 10,608      $ 11,889    $  11,371    $   4,928     $ 1,182
 Number of units outstanding, end of period (000's) ........        113            99           77           44          12
 Total Return ..............................................     (21.83)%      (18.68)%      31.87%       13.70%      (1.50)%
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000, Incentive Life 2000 Sales
1999 and after - Class B 0.60%
 Unit Value, end of period .................................   $  91.28      $ 117.47    $ 145.32     $ 110.87      $ 98.10
 Net Assets (000's) ........................................   $ 36,056      $ 39,235    $  36,621    $  22,728     $11,968
 Number of units outstanding, end of period (000's) ........        395           334          252          205         122
 Total Return ..............................................     (22.30)%      (19.16)%      31.08%       13.01%      (1.90)%
IL Protector - Class B 0.80% (a)
 Unit Value, end of period .................................   $  90.42      $ 116.61    $  144.54    $  110.50     $ 97.97
 Net Assets (000's) ........................................   $    181      $    233    $     289    $     111          --
 Number of units outstanding, end of period (000's) ........          2             2            2            1          --
 Total Return ..............................................     (22.46)%       11.96%        2.73%        8.20%      21.48%
Survivorship 2000 - Class B 0.90%
 Unit Value, end of period .................................   $  90.00      $ 116.18    $  144.16    $  110.31     $ 97.90
 Net Assets (000's) ........................................   $  4,680      $  4,996    $   4,757    $   2,758     $   979
 Number of units outstanding, end of period (000's) ........         52            43           33           25          10
 Total Return ..............................................     (22.53)%     (19.41)%       30.68%       12.67%      (2.10)%
Survivorship Incentive Life - Class B 0.60% (c)
 Unit Value, end of period .................................   $  81.73      $ 105.18    $  130.11           --          --
 Net Assets (000's) ........................................   $  1,308      $    947    $     130           --          --
 Number of units outstanding, end of period (000's) ........         16             9            1           --          --
 Total Return ..............................................     (22.29)%      (19.16)%      30.08%          --          --
Accumulator Life - Class B 1.35% (f)
 Unit Value, end of period .................................   $  79.63      $ 103.27           --           --          --
 Net Assets (000's) ........................................         --            --           --           --          --
 Number of units outstanding, end of period (000's) ........         --            --           --           --          --
 Total Return ..............................................     (22.89)%      (19.77)%         --           --          --

----------
(a)  Units were made available for sale on May 1, 1997.
(b)  Units were made available for sale on August 20, 1997.
(c)  Units were made available for sale on June 4, 1999.
(d)  Units were made available for sale on August 30, 1999.
(e)  Units were made available for sale on May 22, 2000.
(f)  Units were made available for sale on June 22, 2000.
(g)  Units were made available for sale on October 22, 2000.
(h)  Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See
     Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l)  Units were made available for sale on August 1, 1997.
(m)  Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

DECEMBER 31, 2001


9.  Investment Income Ratio

    Shown below is the Investment Income ratio throughout the periods indicated. These amounts represent the dividends, excluding distributions of capital gains, received by the Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in the unit values. The recognition of investment income by the Account is affected by the timing of the declaration of dividends by the underlying fund in which the Account invests.


                                                                               Years Ended December 31,
                                                            --------------------------------------------------------------
                                                               2001         2000         1999         1998         1997
                                                            ----------   ----------   ----------   ----------   ----------
 EQ/Aggressive Stock ....................................   0.49%         0.36%        0.33%        0.45%       0.15%
 EQ/Alliance Common Stock ...............................   2.37%         0.61%        0.59%        0.61%       0.56%
 EQ/Alliance Global .....................................     --          0.17%          --         1.16%       1.95%
 EQ/Alliance Growth and Income ..........................   1.03%         0.94%        0.27%        0.33%       1.01%
 EQ/Alliance Growth Investors ...........................   1.98%         1.81%        1.57%        2.01%       2.51%
 EQ/Alliance High Yield .................................   9.74%        10.46%       10.74%       10.51%       9.62%
 EQ/Alliance Intermediate Government Securities .........   4.25%         5.48%        5.14%        5.11%       5.55%
 EQ/Alliance International ..............................   1.61%         0.45%          --         1.89%       2.81%
 EQ/Alliance Money Market ...............................   3.41%         5.76%        4.74%        5.00%       4.73%
 EQ/Alliance Premier Growth .............................     --          0.93%        0.76%          --          --
 EQ/Alliance Quality Bond ...............................   3.06%         7.32%        5.34%        5.53%       6.22%
 EQ/Alliance Small Cap Growth ...........................   1.04%           --           --         0.01%       0.05%
 EQ/Alliance Technology .................................   0.01%           --           --           --          --
 EQ/AXP New Dimensions ..................................   0.24%         0.40%          --           --          --
 EQ/AXP Strategy Aggressive .............................     --          0.39%          --           --          --
 EQ/Balanced ............................................   2.85%         3.23%        2.75%        2.65%       3.22%
 EQ/Bernstein Diversified Value .........................   1.39%         2.16%          --           --          --
 EQ/Capital Guardian Research ...........................   0.26%         2.11%        0.48%          --          --
 EQ/Capital Guardian US Equity ..........................   0.48%         2.75%        1.56%          --          --
 EQ/Emerging Markets Equity .............................     --          7.80%        1.77%        0.48%       0.87%
 EQ/Equity 500 Index ....................................   1.04%         0.64%        1.12%        1.15%       1.53%
 EQ/Evergreen Omega .....................................   0.01%         0.36%        1.04%          --          --
 EQ/FI Mid Cap ..........................................   0.24%         0.39%          --           --          --
 EQ/FI Small/Mid Cap Value ..............................   0.71%         1.01%        0.18%        0.51%       1.37%
 EQ/Janus Large Cap Growth ..............................   0.01%         0.33%          --           --          --
 EQ/Marsico Focus .......................................     --            --           --           --          --
 EQ/Mercury Basic Value Equity ..........................   3.87%         5.50%        8.01%        6.05%       2.41%
 EQ/MFS Emerging Growth Companies .......................   0.02%         2.02%        2.92%          --        5.91%
 EQ/MFS Investors Trust .................................   0.54%         0.54%        0.92%          --          --
 EQ/MFS Research ........................................   0.11%         0.89%        2.90%        0.37%       2.43%
 EQ/Putnam Growth & Income Value ........................   1.02%         1.05%        7.93%        2.20%       2.02%
 EQ/T. Rowe Price International Stock ...................   0.21%         0.03%        1.88%        1.02%       0.03%

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholder of The Equitable Life Assurance Society of the United States

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of earnings, of shareholder's equity and comprehensive income and of cash flows present fairly, in all material respects, the financial position of The Equitable Life Assurance Society of the United States and its subsidiaries ("Equitable Life") at December 31, 2001 and December 31, 2000, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2001 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of Equitable Life's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.




PricewaterhouseCoopers LLP
New York, New York
February 6, 2002, except as to Note 15, for which the date is February 28, 2002

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2001 AND 2000

                                                                DECEMBER 31  December 31,
                                                                   2001         2000
                                                                ------------ ------------
                                                                       (IN MILLIONS)
ASSETS
Investments:
  Fixed maturities:
    Available for sale, at estimated fair value .............   $   23,265.9   $   20,659.4
    Held to maturity, at amortized cost .....................           --            204.6
  Mortgage loans on real estate .............................        4,333.3        4,712.6
  Equity real estate ........................................          875.7        1,017.8
  Policy loans ..............................................        4,100.7        4,034.6
  Other equity investments ..................................          756.6        2,427.2
  Other invested assets .....................................          738.2          765.8
                                                                ------------   ------------
      Total investments .....................................       34,070.4       33,822.0
Cash and cash equivalents ...................................          627.8        2,116.8
Cash and securities segregated, at estimated fair value .....        1,415.2        1,306.3
Broker-dealer related receivables ...........................        1,950.9        1,900.3
Deferred policy acquisition costs ...........................        5,513.7        5,128.8
Intangible assets, net ......................................        3,370.2        3,525.8
Amounts due from reinsurers .................................        2,233.7        2,097.9
Loans to affiliates .........................................          400.0           --
Other assets ................................................        3,754.1        3,787.4
Separate Accounts assets ....................................       46,947.3       51,705.9
                                                                ------------   ------------

TOTAL ASSETS ................................................   $  100,283.3   $  105,391.2
                                                                ============   ============

LIABILITIES
Policyholders' account balances .............................   $   20,939.1   $   20,445.8
Future policy benefits and other policyholders liabilities ..       13,539.4       13,432.1
Broker-dealer related payables ..............................        1,260.7        1,283.0
Customers related payables ..................................        1,814.5        1,636.9
Amounts due to reinsurers ...................................          798.5          730.3
Short-term and long-term debt ...............................        1,475.5        1,630.2
Federal income taxes payable ................................        1,885.0        2,003.3
Other liabilities ...........................................        1,702.0        1,650.7
Separate Accounts liabilities ...............................       46,875.5       51,632.1
Minority interest in equity of consolidated subsidiaries ....        1,776.0        1,820.4
Minority interest subject to redemption rights ..............          651.4          681.1
                                                                ------------   ------------
      Total liabilities .....................................       92,717.6       96,945.9
                                                                ------------   ------------

Commitments and contingencies (Notes 11, 13, 14, 15, 16)

SHAREHOLDER'S EQUITY
Common stock, $1.25 par value, 2.0 million shares authorized,
  issued and outstanding ....................................            2.5            2.5
Capital in excess of par value ..............................        4,694.6        4,723.8
Retained earnings ...........................................        2,653.2        3,706.2
Accumulated other comprehensive income ......................          215.4           12.8
                                                                ------------   ------------
      Total shareholder's equity ............................        7,565.7        8,445.3
                                                                ------------   ------------

TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY ..................   $  100,283.3   $  105,391.2
                                                                ============   ============

                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                       CONSOLIDATED STATEMENTS OF EARNINGS
                  YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                                    2001          2000          1999
                                                                 ----------    ----------    ----------
                                                                             (IN MILLIONS)
REVENUES
Universal life and investment-type product policy fee
  income .....................................................   $  1,342.3    $  1,413.3    $  1,257.5
Premiums .....................................................      1,019.9       1,175.0       1,177.1
Net investment income ........................................      2,404.3       2,751.9       2,815.1
Gain on sale of equity investee ..............................         --         1,962.0          --
Investment losses, net .......................................       (207.3)       (791.8)       (108.2)
Commissions, fees and other income ...........................      3,108.5       2,730.8       2,178.2
                                                                 ----------    ----------    ----------
      Total revenues .........................................      7,667.7       9,241.2       7,319.7
                                                                 ----------    ----------    ----------

BENEFITS AND OTHER DEDUCTIONS
Policyholders' benefits ......................................      1,886.9       2,060.3       2,048.6
Interest credited to policyholders' account balances .........        981.7       1,048.5       1,092.8
Compensation and benefits ....................................      1,221.1         809.0       1,020.1
Commissions ..................................................        742.1         779.3         528.7
Distribution plan payments ...................................        488.0         476.0         346.6
Amortization of deferred sales commissions ...................        230.8         219.7         163.9
Interest expense .............................................        102.6         116.3          93.0
Amortization of deferred policy acquisition costs ............        287.9         309.0         380.0
Capitalization of deferred policy acquisition costs ..........       (746.4)       (778.1)       (709.8)
Writedown of deferred policy acquisition costs ...............         --            --           131.7
Rent expense .................................................        156.2         120.1         113.9
Amortization of intangible assets, net .......................        178.2          65.0           4.9
Expenses related to AXA's minority interest acquisition ......         --           493.9          --
Other operating costs and expenses ...........................        845.7         936.7         795.4
                                                                 ----------    ----------    ----------
      Total benefits and other deductions ....................      6,374.8       6,655.7       6,009.8
                                                                 ----------    ----------    ----------

Earnings from continuing operations before Federal
  income taxes and minority interest .........................      1,292.9       2,585.5       1,309.9
Federal income tax expense ...................................       (316.2)       (958.3)       (332.0)
Minority interest in net income of consolidated subsidiaries .       (370.1)       (330.3)       (199.4)
                                                                 ----------    ----------    ----------

Earnings from continuing operations ..........................        606.6       1,296.9         778.5
Earnings from discontinued operations, net of Federal
    income taxes .............................................         43.9          58.6          28.1
Cumulative effect of accounting change, net of Federal
    income taxes .............................................         (3.5)         --            --
                                                                 ----------    ----------    ----------
Net Earnings .................................................   $    647.0    $  1,355.5    $    806.6
                                                                 ==========    ==========    ==========


                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY AND COMPREHENSIVE INCOME
                  YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                                  2001          2000          1999
                                                               ----------    ----------    ----------
                                                                            (IN MILLIONS)
Common stock, at par value, beginning and end of year ......   $      2.5    $      2.5    $      2.5
                                                               ----------    ----------    ----------

Capital in excess of par value, beginning of year ..........      4,723.8       3,557.2       3,110.2
(Decrease) increase in additional paid in capital in
  excess of par value ......................................        (29.2)      1,166.6         447.0
                                                               ----------    ----------    ----------
Capital in excess of par value, end of year ................      4,694.6       4,723.8       3,557.2
                                                               ----------    ----------    ----------

Retained earnings, beginning of year .......................      3,706.2       2,600.7       1,944.1
Net earnings ...............................................        647.0       1,355.5         806.6
Shareholder dividends paid .................................     (1,700.0)       (250.0)       (150.0)
                                                               ----------    ----------    ----------
Retained earnings, end of year .............................      2,653.2       3,706.2       2,600.7
                                                               ----------    ----------    ----------

Accumulated other comprehensive income (loss),
  beginning of year ........................................         12.8        (392.9)        355.8
Other comprehensive income (loss) ..........................        202.6         405.7        (748.7)
                                                               ----------    ----------    ----------
Accumulated other comprehensive income (loss), end of year .        215.4          12.8        (392.9)
                                                               ----------    ----------    ----------

TOTAL SHAREHOLDER'S EQUITY, END OF YEAR ....................   $  7,565.7    $  8,445.3    $  5,767.5
                                                               ==========    ==========    ==========

COMPREHENSIVE INCOME
Net earnings ...............................................   $    647.0    $  1,355.5    $    806.6
                                                               ----------    ----------    ----------
Change in unrealized gains (losses), net of reclassification
   adjustments .............................................        202.6         405.7        (776.9)
Minimum pension liability adjustment .......................         --            --            28.2
                                                               ----------    ----------    ----------
Other comprehensive income (loss) ..........................        202.6         405.7        (748.7)
                                                               ----------    ----------    ----------
COMPREHENSIVE INCOME .......................................   $    849.6    $  1,761.2    $     57.9
                                                               ==========    ==========    ==========












                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999



                                                                               2001          2000          1999
                                                                           -----------    ----------    -----------
                                                                                        (IN MILLIONS)

Net earnings .........................................................     $     647.0    $  1,355.5    $     806.6
Adjustments to reconcile net earnings to net cash provided
  by operating activities:
  Interest credited to policyholders' account balances ...............           981.7       1,048.5        1,092.8
  Universal life and investment-type product
    policy fee income ................................................        (1,342.3)     (1,413.3)      (1,257.5)
  Net change in broker-dealer and customer related
    receivables/payables .............................................           181.0        (422.9)        (119.9)
  Gain on sale of equity investee ....................................            --        (1,962.0)          --
  Investment losses, net .............................................           207.3         791.8          108.2
  Expenses related to AXA's minority interest acquisition ............            --           493.9           --
  Change in deferred policy acquisition costs ........................          (456.5)       (462.4)        (195.2)
  Change in future policy benefits ...................................           (15.1)       (825.6)          23.8
  Change in property and equipment ...................................          (228.5)       (321.0)        (256.3)
  Change in Federal income tax payable ...............................          (231.5)      2,100.2          134.8
  Purchase of segregated cash and securities, net ....................          (108.8)       (610.4)          --
  Other, net .........................................................           485.4         289.3           18.7
                                                                           -----------    ----------    -----------

Net cash provided by operating activities ............................           119.7          61.6          356.0
                                                                           -----------    ----------    -----------

Cash flows from investing activities:
  Maturities and repayments ..........................................         2,454.6       2,525.3        2,512.3
  Sales ..............................................................         9,285.2       8,069.2        7,729.5
  Purchases ..........................................................       (11,833.9)     (9,660.0)     (11,439.5)
  Decrease (increase) in short-term investments ......................           159.6         141.5         (182.0)
  Sale of equity investee ............................................            --         1,580.6           --
  Subsidiary acquisition .............................................            --        (1,480.0)          --
  Loans to affiliates ................................................          (400.0)         --             --
  Other, net .........................................................           (79.4)       (162.1)         (94.0)
                                                                           -----------    ----------    -----------

Net cash (used) provided by investing activities .....................          (413.9)      1,014.5       (1,473.7)
                                                                           -----------    ----------    -----------

Cash flows from financing activities: Policyholders' account balances:
    Deposits .........................................................         3,198.8       2,695.6        2,403.3
    Withdrawals and transfers to Separate Accounts ...................        (2,458.1)     (3,941.8)      (1,818.7)
  Net (decrease) increase in short-term financings ...................          (552.8)        225.2          378.2
  Additions to long-term debt ........................................           398.1            .3             .2
  Shareholder dividends paid .........................................        (1,700.0)       (250.0)        (150.0)
  Proceeds from newly issued Alliance units ..........................            --         1,600.0           --
  Other, net .........................................................           (80.8)         15.6         (183.6)
                                                                           -----------    ----------    -----------

Net cash (used) provided by financing activities .....................        (1,194.8)        344.9          629.4
                                                                           -----------    ----------    -----------

Change in cash and cash equivalents ..................................        (1,489.0)      1,421.0         (488.3)
Cash and cash equivalents, beginning of year .........................         2,116.8         695.8        1,184.1
                                                                           -----------    ----------    -----------

Cash and Cash Equivalents, End of Year ...............................     $     627.8    $  2,116.8    $     695.8
                                                                           ===========    ==========    ===========

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999
                                    CONTINUED

                                         2001       2000       1999
                                       --------   --------   --------
                                                (IN MILLIONS)
Supplemental cash flow information
  Interest Paid ..................     $   82.1   $   97.0   $   92.2
                                       ========   ========   ========
  Income Taxes Paid ..............     $  524.2   $  358.2   $  116.5
                                       ========   ========   ========



                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1)      ORGANIZATION

        The Equitable Life Assurance Society of the United States ("Equitable Life") is an indirect, wholly owned subsidiary of AXA Financial, Inc. (the "Holding Company," and collectively with its consolidated subsidiaries, "AXA Financial"). Equitable Life's insurance business is conducted principally by Equitable Life and its wholly owned life insurance subsidiary, Equitable of Colorado ("EOC"). Equitable Life's investment management business, which comprises the Investment Services segment, is principally conducted by Alliance Capital Management L.P. ("Alliance"), and, through November 3, 2000, Donaldson, Lufkin & Jenrette, Inc. ("DLJ"), an investment banking and brokerage affiliate which was sold. On September 20, 1999, as part of AXA Financial's "branding" strategic initiative, EQ Financial Consultants, Inc., a broker-dealer subsidiary of Equitable Life, was merged into a new company, AXA Advisors, LLC ("AXA Advisors"). Also, on September 21, 1999, AXA Advisors was transferred by Equitable Life to AXA Distribution Holding Corporation ("AXA Distribution"), a wholly owned indirect subsidiary of the Holding Company, for $15.3 million. The excess of the sales price over AXA Advisors' book value has been recorded in Equitable Life's books as a capital contribution. In February 2000, Equitable Life transferred AXA Network, LLC ("AXA Network") to AXA Distribution for $8.7 million. The excess of sales price over AXA Network's book value has been recorded in Equitable Life's financial statements as a capital contribution. Equitable Life continues to develop and market the "Equitable" brand of life and annuity products, while AXA Distribution's subsidiaries provide financial planning services, distribute products and manage customer relationships.

        In October 2000, Alliance acquired substantially all of the assets and liabilities of Sanford C. Bernstein Inc. ("Bernstein") for an aggregate current value of approximately $3.50 billion: $1.48 billion in cash and
        40.8 million newly issued units in Alliance ("Alliance Units"). The Holding Company provided Alliance with the cash portion of the consideration by purchasing approximately 32.6 million Alliance Units for $1.60 billion in June 2000. Equitable Life and, collectively with its consolidated subsidiaries (the "Company"), recorded a non-cash gain of $416.2 million (net of related Federal income tax of $224.1 million) related to the Holding Company's purchase of Alliance Units which is reflected as an addition to capital in excess of par value. The acquisition was accounted for under the purchase method with the results of Bernstein included in the consolidated financial statements from the acquisition date. The excess of the purchase price over the fair value of net assets acquired resulted in the recognition of goodwill and intangible assets of approximately $3.40 billion and is being amortized over an estimated overall 20 year life. In connection with the issuance of Alliance Units to former Bernstein shareholders, the Company recorded a non-cash gain of $393.5 million (net of related Federal income tax of $211.9 million) which is reflected as an addition to capital in excess of par value. The Company's consolidated economic interest in Alliance was 39.2% at December 31, 2001, and together with the Holding Company's economic interest in Alliance exceeds 50%. In 1999, Alliance reorganized into Alliance Capital Management Holding L.P. ("Alliance Holding") and Alliance. Alliance Holding's principal asset is its interest in Alliance and it functions as a holding entity through which holders of its publicly traded units own an indirect interest in Alliance, the operating partnership. The Company exchanged substantially all of its Alliance Holding units for Alliance Units.

        AXA, a French holding company for an international group of insurance and related financial services companies, has been the Holding Company's largest shareholder since 1992. In October 2000, the Board of Directors of the Holding Company, acting upon a unanimous recommendation of a special committee of independent directors, approved an agreement with AXA for the acquisition of the approximately 40% of outstanding Holding Company common stock ("Common Stock") it did not already own. Under terms of the agreement, the minority shareholders of the Holding Company would receive $35.75 in cash and 0.295 of an AXA American Depositary Receipt ("AXA ADR") (before giving effect to AXA's May 2001 four-for-one stock split and related change in ADRs' parity) for each Holding Company share. On January 2, 2001, AXA Merger Corp. ("AXA Merger"), a wholly owned subsidiary of AXA, was merged with and into the Holding Company, resulting in AXA Financial becoming a wholly owned subsidiary of AXA.

        Effective January 1, 2002, AXA Client Solutions, LLC ("AXA Client Solutions"), a wholly owned subsidiary of the Holding Company, transferred to the Holding Company all of the outstanding equity in Equitable Life and AXA Distribution. Accordingly, those two companies are now direct, wholly owned subsidiaries of the Holding Company.

2)      SIGNIFICANT ACCOUNTING POLICIES

        Basis of Presentation and Principles of Consolidation

        The preparation of the accompanying consolidated financial statements in conformity with U.S. generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions (including normal, recurring accruals) that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The accompanying consolidated financial statements reflect all adjustments (which include only normal recurring adjustments) necessary in the opinion of management to present fairly the consolidated financial position of the Company and its consolidated results of operations and cash flows for the periods presented.

        The accompanying consolidated financial statements include the accounts of Equitable Life and its subsidiary engaged in insurance related businesses (collectively, the "Insurance Group"); other subsidiaries, principally Alliance; and those partnerships and joint ventures in which Equitable Life or its subsidiaries has control and a majority economic interest. The Company's investment in DLJ, which was sold in November 2000, was reported on the equity basis of accounting.

        All significant intercompany transactions and balances except those with discontinued operations (see Note 8) have been eliminated in consolidation. The years "2001," "2000" and "1999" refer to the years ended December 31, 2001, 2000 and 1999, respectively. Certain reclassifications have been made in the amounts presented for prior periods to conform those periods with the current presentation.

        Closed Block

        When it demutualized on July 22, 1992, Equitable Life established a Closed Block for the benefit of certain individual participating policies which were in force on that date. The assets allocated to the Closed Block, together with anticipated revenues from policies included in the Closed Block, were reasonably expected to be sufficient to support such business, including provision for the payment of claims, certain expenses and taxes, and for continuation of dividend scales payable in 1991, assuming the experience underlying such scales continues.

        Assets allocated to the Closed Block inure solely to the benefit of the Closed Block policyholders and will not revert to the benefit of the Holding Company. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of Equitable Life's General Account, any of its Separate Accounts or any affiliate of Equitable Life without the approval of the New York Superintendent of Insurance (the "Superintendent"). Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account. The excess of Closed Block liabilities over Closed Block assets represents the expected future post-tax contribution from the Closed Block which would be recognized in income over the period the policies and contracts in the Closed Block remain in force.

        Discontinued Operations

        In 1991, management discontinued the business of certain pension operations ("Discontinued Operations"). Discontinued Operations at December 31, 2001 principally consists of the Group Non-Participating Wind-Up Annuities ("Wind-Up Annuities"), for which a premium deficiency reserve has been established. Management reviews the adequacy of the allowance for future losses each quarter and makes adjustments when necessary. Management believes the allowance for future losses at December 31, 2001 is adequate to provide for all future losses; however, the quarterly allowance review continues to involve numerous estimates and subjective judgments regarding the expected performance of invested assets ("Discontinued Operations Investment Assets") held by Discontinued Operations. There can be no assurance the losses provided for will not differ from the losses ultimately realized. To the extent actual results or future projections of the discontinued operations differ from management's current best estimates and assumptions underlying the allowance for future losses, the difference would be reflected in the consolidated statements of earnings in discontinued operations. In particular, to the extent income, sales proceeds and holding periods for equity real estate differ from management's previous assumptions, periodic adjustments to the allowance are likely to result (see Note 8).

        New Accounting Pronouncements

        On January 1, 2001, the Company adopted Statement of Financial Accounting Standards ("SFAS") No. 133, as amended, that established new accounting and reporting standards for all derivative instruments, including certain derivatives embedded in other contracts, and for hedging activities. Free-standing derivative instruments maintained by the Company at January 1, 2001 included interest rate caps, floors and collars intended to hedge crediting rates on interest-sensitive individual annuity contracts and certain reinsurance contracts. Based upon guidance from the Financial Accounting Standards Board ("FASB") and the Derivatives Implementation Group ("DIG"), caps, floors and collars could not be designated in a qualifying hedging relationship under SFAS No. 133 and, consequently, require mark-to-market accounting through earnings for changes in their fair values beginning January 1, 2001. In accordance with the transition provisions of SFAS No. 133, the Company recorded a cumulative-effect-type charge to earnings of $3.5 million to recognize the difference between the carrying values and fair values of free standing derivative instruments at January 1, 2001. With respect to adoption of the requirements on embedded derivatives, the Company elected a January 1, 1999 transition date, thereby effectively "grandfathering" existing accounting for derivatives embedded in hybrid instruments acquired, issued, or substantively modified before that date. As a consequence of this election, coupled with interpretive guidance from the FASB and the DIG with respect to issues specifically related to insurance contracts and features, adoption of the new requirements for embedded derivatives had no material impact on the Company's results of operation or its financial position. Upon its adoption of SFAS No. 133, the Company reclassified $256.7 million of held-to-maturity securities as available-for-sale. This reclassification resulted in an after-tax cumulative-effect-type adjustment of $8.9 million in other comprehensive income, representing the after-tax unrealized gain on these securities at January 1, 2001.

        The Company adopted the American Institute of Certified Public Accountants ("AICPA") Statement of Position ("SOP") 00-3, which established new accounting and reporting standards for demutualizations, prospectively as of January 1, 2001 with no financial impact upon initial implementation. Prior period reclassifications have been made to include Closed Block assets, liabilities, revenues and expenses on a line-by-line basis as required by SOP 00-3.

        SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" provides the accounting and reporting rules for sales, securitizations, servicing of receivables and other financial assets, for secured borrowings and collateral transactions and extinguishments of liabilities. SFAS No. 140 emphasizes the legal form of the transfer rather than the previous accounting that was based upon the risks and rewards of ownership. SFAS No. 140 is effective for transfers after March 31, 2001 and is principally applied prospectively. During 2001, no significant transactions were impacted by SFAS No. 140.

        In June 2001, the FASB issued SFAS No. 141, "Business Combinations," SFAS No. 142, "Goodwill and Other Intangible Assets," and SFAS No. 144, "Accounting for the Impairment or Disposal of Long-lived Assets". SFAS No. 141 requires all business combinations initiated after June 30, 2001 to be accounted for using only the purchase method. Under SFAS No. 142, goodwill and intangible assets deemed to have indefinite lives will no longer be amortized but will be tested for impairment. Other intangible assets will continue to be amortized over their useful lives and periodically tested for recoverability. Adoption of SFAS No. 142 is required as of January 1, 2002, at which time the amortization of goodwill ceases. Amortization of goodwill and other intangible assets for 2001 was approximately $95.9 million, net of minority interest of $82.3 million, of which $84.7 million, net of minority interest of $72.4 million, related to goodwill. Impairment losses for goodwill and indefinite-lived intangible assets that result from initial application of SFAS No. 142 will be reported as the cumulative effect of a change in accounting principle. Management's preliminary analysis suggests that no impairment of goodwill should result upon adoption of SFAS No. 142. Management will be formally assessing the impairment aspect of implementation of SFAS No. 142 during 2002. SFAS No. 144, effective beginning in first quarter 2002, retains many of the fundamental recognition and measurement provisions previously required by SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets to be Disposed of", except for the removal of goodwill from its scope and inclusion of specific guidance on cash flow recoverability testing and the criteria that must be met to classify a long-lived asset as held-for-sale. SFAS No. 144 will have no effect on the net earnings of the Company upon its adoption on January 1, 2002.

        Investments

        The carrying values of fixed maturities identified as available for sale are reported at estimated fair value. Changes in estimated fair value are reported in comprehensive income. Those fixed maturities which the Company has both the ability and the intent to hold to maturity are stated principally at amortized cost. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary.

        Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. Valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or on its collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the collateral value measurement method is used.

        Impaired mortgage loans without provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

        Real estate, including real estate acquired in satisfaction of debt, is stated at depreciated cost less valuation allowances. At the date of foreclosure (including in-substance foreclosure), real estate acquired in satisfaction of debt is valued at estimated fair value. Impaired real estate is written down to fair value with the impairment loss being included in investment gains (losses), net. Valuation allowances on real estate held for sale are computed using the lower of depreciated cost or current estimated fair value, net of disposition costs. Depreciation is discontinued on real estate held for sale.

        Depreciation of real estate held for production of income is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years.

        Valuation allowances are netted against the asset categories to which they apply.

        Policy loans are stated at unpaid principal balances.

        Partnerships and joint venture interests in which the Company has control and a majority economic interest (that is, greater than 50% of the economic return generated by the entity) are consolidated; those in which the Company does not have control and a majority economic interest are reported on the equity basis of accounting and are included either with equity real estate or other equity investments, as appropriate.

        Equity securities includes common stock classified as both trading and available for sale securities and non-redeemable preferred stock; they are carried at estimated fair value and are included in other equity investments.

        Short-term investments are stated at amortized cost which approximates fair value and are included with other invested assets.

        Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

        All securities owned as well as United States government and agency securities, mortgage-backed securities, futures and forwards transactions are recorded in the consolidated financial statements on a trade date basis.

        Net Investment Income, Investment Gains (Losses), Net and Unrealized Investment Gains (Losses)

        Net investment income and realized investment gains (losses), net ("investment results") related to certain participating group annuity contracts which are passed through to the contractholders are offset in amounts reflected as interest credited to policyholders' account balances.

        Realized investment gains (losses) are determined by identification with the specific asset and are presented as a component of revenue. Changes in the valuation allowances are included in investment gains or losses.

        Realized and unrealized holding gains (losses) on trading securities are reflected in net investment income.

        Unrealized investment gains and losses on fixed maturities and equity securities available for sale held by the Company are accounted for as a separate component of accumulated comprehensive income, net of related deferred Federal income taxes, amounts attributable to Discontinued Operations, Closed Block policyholders dividend obligation, participating group annuity contracts and deferred policy acquisition costs ("DAC") related to universal life and investment-type products and participating traditional life contracts.

        Recognition of Insurance Income and Related Expenses

        Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

        Premiums from participating and non-participating traditional life and annuity policies with life contingencies generally are recognized as income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

        For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as income when due with any excess profit deferred and recognized in income in a constant relationship to insurance in force or, for annuities, the amount of expected future benefit payments.

        Premiums from individual health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

        Deferred Policy Acquisition Costs

        Acquisition costs, including commissions, underwriting, agency and policy issue expenses, all of which vary with and primarily are related to new business, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

        For universal life products and investment-type products, DAC is amortized over the expected total life of the contract group as a constant percentage of estimated gross profits arising principally from investment results, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. The effect on the amortization of DAC of revisions to estimated gross profits is reflected in earnings in the period such estimated gross profits are revised. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to accumulated comprehensive income in consolidated shareholder's equity as of the balance sheet date.

        For participating traditional life policies (substantially all of which are in the Closed Block), DAC is amortized over the expected total life of the contract group as a constant percentage based on the present value of the estimated gross margin amounts expected to be realized over the life of the contracts using the expected investment yield. At December 31, 2001, the expected investment yield, excluding policy loans, was 8.0% over a 40 year period. Estimated gross margin includes anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. The effect on the amortization of DAC of revisions to estimated gross margins is reflected in earnings in the period such estimated gross margins are revised. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to accumulated comprehensive income in consolidated shareholder's equity as of the balance sheet date.

        For non-participating traditional life policies, DAC is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy.

        In second quarter 1999, management completed a study of the cash flows and liability characteristics of its insurance product lines as compared to the expected cash flows of the underlying assets. That analysis reflected an assessment of the potential impact on future operating cash flows from current economic conditions and trends, including rising interest rates and securities market volatility and the impact of increasing competitiveness within the insurance marketplace (evidenced, for example, by the proliferation of bonus annuity products) on in force business. The review indicated that changes to the then-current invested asset allocation strategy were required to reposition assets with greater price volatility away from products with demand liquidity characteristics to support those products with lower liquidity needs. To implement these findings, the existing investment portfolio was reallocated, and prospective investment allocation targets were revised. The reallocation of the assets impacted investment results by product, thereby impacting the future gross margin estimates utilized in the amortization of DAC for universal life and investment-type products. The revisions to estimated future gross profits resulted in an after-tax writedown of DAC of $85.6 million (net of a Federal income tax benefit of $46.1 million) in 1999.

        Policyholders' Account Balances and Future Policy Benefits

        Policyholders' account balances for universal life and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

        Equitable Life issues certain variable annuity products with a guaranteed minimum death benefit ("GMDB") feature. Equitable Life also issues certain variable annuity products that contain a guaranteed minimum income benefit ("GMIB") feature which, if elected by the policyholder upon annuitization after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity that may be in excess of what the contract account value can purchase at current annuity purchase rates. Equitable Life bears the risk that a protracted significant downturn in the financial markets could result in GMDB and GMIB benefits being higher than what accumulated policyholder account balances would support. Equitable Life partially reinsures its exposure to the GMDB liability and reinsures approximately 80.0% of its liability exposure resulting from the GMIB feature. GAAP prohibits the recording of reserves for the potential benefit payments resulting from these features.

        For participating traditional life policies, future policy benefit liabilities are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Terminal dividends are accrued in proportion to gross margins over the life of the contract.

        For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Insurance Group's experience which, together with interest and expense assumptions, includes a margin for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC is written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 2.25% to 10.9% for life insurance liabilities and from 2.25% to 8.37% for annuity liabilities.

        Individual health benefit liabilities for active lives are estimated using the net level premium method and assumptions as to future morbidity, withdrawals and interest. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. While management believes its disability income ("DI") reserves have been calculated on a reasonable basis and are adequate, there can be no assurance reserves will be sufficient to provide for future liabilities.

        Claim reserves and associated liabilities net of reinsurance ceded for individual DI and major medical policies were $104.2 million and $120.3 million at December 31, 2001 and 2000, respectively. At December

        31, 2001 and 2000, respectively, $1,101.8 million and $1,046.5 million of DI reserves and associated liabilities were ceded through an indemnity reinsurance agreement principally with a single reinsurer (see
        Note 11). Incurred benefits (benefits paid plus changes in claim reserves) and benefits paid for individual DI and major medical policies are summarized as follows:

                                                        2001       2000       1999
                                                      -------    --------   --------
                                                              (IN MILLIONS)
        Incurred benefits related to current year     $  44.0    $   56.1   $  150.7
        Incurred benefits related to prior years.       (10.6)       15.0       64.7
                                                      -------    --------   --------
        Total Incurred Benefits .................     $  33.4    $   71.1   $  215.4
                                                      =======    ========   ========

        Benefits paid related to current year ...     $  10.7    $   14.8   $   28.9
        Benefits paid related to prior years ....        38.8       106.0      189.8
                                                      -------    --------   --------
        Total Benefits Paid .....................     $  49.5    $  120.8   $  218.7
                                                      =======    ========   ========

        Policyholders' Dividends

        The amount of policyholders' dividends to be paid (including dividends on policies included in the Closed Block) is determined annually by Equitable Life's board of directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by Equitable Life.

        At December 31, 2001, participating policies, including those in the Closed Block, represent approximately 19.0% ($38.5 billion) of directly written life insurance in force, net of amounts ceded.

        Separate Accounts

        Separate Accounts established under New York State Insurance Law generally are not chargeable with liabilities that arise from any other business of the Insurance Group. Separate Accounts assets are subject to General Account claims only to the extent Separate Accounts assets exceed Separate Accounts liabilities.

        Assets and liabilities of the Separate Accounts represent the net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders, and for which the Insurance Group does not bear the investment risk. They are shown as separate lines in the consolidated balance sheets. The Insurance Group bears the investment risk on assets held in one Separate Account; therefore, such assets are carried on the same basis as similar assets held in the General Account portfolio. Assets held in the other Separate Accounts are carried at quoted market values or, where quoted values are not available, at estimated fair values as determined by the Insurance Group.

        The investment results of Separate Accounts on which the Insurance Group does not bear the investment risk are reflected directly in Separate Accounts liabilities and are not reported in revenues in the consolidated statements of earnings. For 2001, 2000 and 1999, investment results of such Separate Accounts were (losses) gains of $(2,214.4) million, $8,051.7 million and $6,045.5 million, respectively.

        Deposits to Separate Accounts are reported as increases in Separate Accounts liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all Separate Accounts are included in revenues.

        Recognition of Investment Management Revenues and Related Expenses

        Commissions, fees and other income principally include investment management advisory and service fees. Investment management advisory and service fees are recorded as revenue as the related services are performed. Certain investment advisory contracts provide for a performance fee, in addition to or in lieu of a base fee, that is calculated as a percentage of the related investment results in excess of a stated benchmark over a specified period of time. Performance fees are recorded as revenue at the end of the measurement period. Transaction charges earned and related expenses are recorded on a trade date basis. Distribution revenues and shareholder servicing fees are accrued as earned.

        Institutional research services revenue consists of brokerage transaction charges and underwriting syndicate revenues related to services provided to institutional investors. Brokerage transaction charges earned and related expenses are recorded on a trade date basis. Syndicate participation and underwriting revenues include gains, losses and fees, net of syndicate expenses, arising from securities offerings in which Sanford C. Bernstein & Co., LLC ("SCB"), a wholly owned subsidiary of Alliance, acts as an underwriter or agent. Syndicate participation and underwriting revenues are recorded on the offering date.

        Sales commissions paid to financial intermediaries in connection with the sale of shares of open-end Alliance mutual funds sold without a front-end sales charge are capitalized and amortized over periods not exceeding five and one-half years, the period of time during which deferred sales commissions are expected to be recovered from distribution plan payments received from those funds and from contingent deferred sales charges received from shareholders of those funds upon the redemption of their shares. Contingent deferred sales charges reduce unamortized deferred sales commissions when received. At December 31, 2001 and 2000, respectively, deferred sales commissions totaled $648.2 million and $715.7 million and are included within Other assets.

        Other Accounting Policies

        In accordance with regulations of the Securities and Exchange Commission ("SEC"), securities with a fair value of $1.42 billion have been segregated in a special reserve bank custody account at December 31, 2001 for the exclusive benefit of securities broker dealer or brokerage customers under Rule 15c3-3 under the Securities Exchange Act of 1934, as amended.

        Intangible assets consist principally of goodwill resulting from acquisitions and costs assigned to contracts of businesses acquired. Goodwill is being amortized on a straight-line basis over estimated useful lives ranging from twenty to forty years. Costs assigned to investment contracts of businesses acquired are being amortized on a straight-line basis over estimated useful lives of twenty years. Impairment of intangible assets is evaluated by comparing the undiscounted cash flows expected to be realized from those intangible assets to their recorded values, pursuant to SFAS No. 121. If the expected future cash flows are less than the carrying value of intangible assets, an impairment loss is recognized for the difference between the carrying amount and the estimated fair value of those intangible assets.

        Capitalized internal-use software is amortized on a straight-line basis over the estimated useful life of the software.

        The Holding Company and its consolidated subsidiaries, including the Company, file a consolidated Federal income tax return. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

        Minority interest subject to redemption rights represents the 40.8 million private Alliance Units issued to former Bernstein shareholders in connection with Alliance's acquisition of Bernstein. The Holding Company has agreed to provide liquidity to these former Bernstein shareholders after a two-year lock-out period ending October 2002 by allowing the 40.8 million Alliance Units to be sold to the Holding Company at the prevailing market price over the subsequent eight years but generally not more than 20% of such Units in any one annual period.

        The Company accounts for its stock option plans in accordance with the provisions of Accounting Principles Board Opinion ("APB") No. 25, "Accounting for Stock Issued to Employees," and related interpretations. In accordance with the opinion, stock option awards result in compensation expense only if the current market price of the underlying stock exceeds the option strike price at the grant date. See Note 20 for the pro forma disclosures required by SFAS No. 123, "Accounting for Stock-Based Compensation".

3)      INVESTMENTS

        The following tables provide additional information relating to fixed maturities and equity securities:

                                                                   GROSS       GROSS
                                                     AMORTIZED   UNREALIZED  UNREALIZED   ESTIMATED
                                                       COST        GAINS      LOSSES     FAIR VALUE
                                                    -----------   --------   --------    -----------
                                                                      (IN MILLIONS)
        DECEMBER 31, 2001
        Fixed Maturities:
          Available for Sale:
            Corporate .........................     $  18,582.9   $  663.5   $  291.7   $  18,954.7
            Mortgage-backed ...................         2,428.7       39.1        5.5       2,462.3
            U.S. Treasury, government and
              agency securities ...............         1,113.5       62.3        1.5       1,174.3
            States and political subdivisions .           138.9        6.8        1.3         144.4
            Foreign governments ...............           143.1       15.6        1.0         157.7
            Redeemable preferred stock ........           379.6       16.5       23.6         372.5
                                                    -----------   --------   --------   -----------
        Total Available for Sale ..............     $  22,786.7   $  803.8   $  324.6   $  23,265.9
                                                    ===========   ========   ========   ===========

        Equity Securities:
          Available for sale ..................     $      54.9   $    5.8   $    1.6   $      59.1
          Trading securities ..................             4.9         .9        3.4           2.4
                                                    -----------   --------   --------   -----------
        Total Equity Securities ...............     $      59.8   $    6.7   $    5.0   $      61.5
                                                    ===========   ========   ========   ===========


        December 31, 2000
        Fixed Maturities:
          Available for Sale:
            Corporate .........................     $  16,447.6   $  328.1   $  363.8   $  16,411.9
            Mortgage-backed ...................         2,304.5       20.2        7.8       2,316.9
            U.S. Treasury, government and
              agency securities ...............         1,226.4       51.3         .4       1,277.3
            States and political subdivisions .           125.4        4.8        1.1         129.1
            Foreign governments ...............           191.4       17.8        5.3         203.9
            Redeemable preferred stock ........           315.7       13.5        8.9         320.3
                                                    -----------   --------   --------   -----------
        Total Available for Sale ..............     $  20,611.0   $  435.7   $  387.3   $  20,659.4
                                                    ===========   ========   ========   ===========

          Held to Maturity:  Corporate ........     $     204.6   $    6.0   $     .1   $     210.5
                                                    ===========   ========   ========   ===========

        Equity Securities:
          Available for sale ..................     $      31.4   $    2.2   $    4.6   $      29.0
          Trading securities ..................         1,607.1        2.5       46.3       1,563.3
                                                    -----------   --------   --------   -----------
        Total Equity Securities ...............     $   1,638.5   $    4.7   $   50.9   $   1,592.3
                                                    ===========   ========   ========   ===========


        For publicly-traded fixed maturities and equity securities, estimated fair value is determined using quoted market prices. For fixed maturities without a readily ascertainable market value, the Company determines estimated fair values using a discounted cash flow approach, including provisions for credit risk, generally based on the assumption such securities will be held to maturity. Such estimated fair values do not necessarily represent the values for which these securities could have been sold at the dates of the consolidated balance sheets. At December 31, 2001 and 2000, securities without a readily ascertainable market value having an amortized cost of $5,368.3 million and $5,079.7 million, respectively, had estimated fair values of $5,453.8 million and $5,093.3 million, respectively.

        The contractual maturity of bonds at December 31, 2001 is shown below:

                                                                                        AVAILABLE FOR SALE
                                                                                 -------------------------------
                                                                                   AMORTIZED          ESTIMATED
                                                                                     COST             FAIR VALUE
                                                                                 ------------       ------------
                                                                                           (IN MILLIONS)
        Due in one year or less................................................  $      369.0       $      371.3
        Due in years two through five..........................................       4,844.7            4,993.8
        Due in years six through ten...........................................       8,263.3            8,422.1
        Due after ten years....................................................       6,501.4            6,643.9
        Mortgage-backed securities.............................................       2,428.7            2,462.3
                                                                                 ------------       ------------
        Total..................................................................  $   22,407.1       $   22,893.4
                                                                                 ============       ============


        Bonds not due at a single maturity date have been included in the above table in the year of final maturity. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

        The Insurance Group's fixed maturity investment portfolio includes corporate high yield securities consisting of public high yield bonds, redeemable preferred stocks and directly negotiated debt in leveraged buyout transactions. The Insurance Group seeks to minimize the higher than normal credit risks associated with such securities by monitoring concentrations in any single issuer or a particular industry group. Certain of these corporate high yield securities are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa or National Association of Insurance Commissioners ("NAIC") designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 2001, approximately 7.9% of the $22,407.1 million aggregate amortized cost of bonds held by the Company was considered to be other than investment grade.

        The Insurance Group holds equity in limited partnership interests which primarily invest in securities considered to be other than investment grade. The carrying values at December 31, 2001 and 2000 were $695.2 million and $834.7 million, respectively.

        At December 31, 2001, the carrying value of fixed maturities which are non-income producing for the twelve months preceding the consolidated balance sheet date was $170.1 million.

        The payment terms of mortgage loans on real estate may from time to time be restructured or modified. The investment in restructured mortgage loans on real estate, based on amortized cost, amounted to $31.5 million and $116.9 million at December 31, 2001 and 2000, respectively. Gross interest income on these loans included in net investment income aggregated $3.2 million, $9.7 million and $10.3 million in 2001, 2000 and 1999, respectively. Gross interest income on restructured mortgage loans on real estate that would have been recorded in accordance with the original terms of such loans amounted to $4.2 million, $11.0 million and $11.7 million in 2001, 2000 and 1999, respectively.

        Impaired mortgage loans along with the related investment valuation allowances for losses follow:


                                                                                         DECEMBER 31,
                                                                             --------------       --------------
                                                                                   2001                 2000
                                                                             --------------       --------------
                                                                                         (IN MILLIONS)
        Impaired mortgage loans with investment valuation allowances.......  $        114.2       $        170.9
        Impaired mortgage loans without investment valuation allowances....            30.6                  5.8
                                                                             --------------       --------------
        Recorded investment in impaired mortgage loans.....................           144.8                176.7
        Investment valuation allowances....................................           (19.2)               (45.7)
                                                                             --------------       --------------
        Net Impaired Mortgage Loans........................................  $        125.6       $        131.0
                                                                             ==============       ==============

        During 2001, 2000 and 1999, respectively, the Company's average recorded investment in impaired mortgage loans was $141.7 million, $169.8 million and $178.8 million. Interest income recognized on these impaired mortgage loans totaled $7.2 million, $12.4 million and $15.3 million ($.4 million, $.5 million and $.3 million recognized on a cash basis) for 2001, 2000 and 1999, respectively.

        The Insurance Group's investment in equity real estate is through direct ownership and through investments in real estate joint ventures. At December 31, 2001 and 2000, the carrying value of equity real estate held for sale amounted to $216.6 million and $587.0 million, respectively. For 2001, 2000 and 1999, respectively, real estate of $64.8 million, $21.6 million and $20.5 million was acquired in satisfaction of debt. At December 31, 2001 and 2000, the Company owned $376.5 million and $364.2 million, respectively, of real estate acquired in satisfaction of debt of which $11.1 million and $21.3 million, respectively, are held as real estate joint ventures.

        Accumulated depreciation on real estate was $160.3 million and $209.9 million at December 31, 2001 and 2000, respectively. Depreciation expense on real estate totaled $16.1 million, $21.7 million and $22.5 million for 2001, 2000 and 1999, respectively.

        Investment valuation allowances for mortgage loans and equity real estate and changes thereto follow:


                                                                          2001               2000                1999
                                                                     -------------       ------------       ------------
                                                                                         (IN MILLIONS)
                Balances, beginning of year........................  $       126.2       $      177.9       $      257.2
                Additions charged to income........................           40.0               68.2               83.1
                Deductions for writedowns and
                  asset dispositions...............................          (78.6)            (119.9)            (162.4)
                                                                     -------------       ------------       ------------
                Balances, End of Year..............................  $        87.6       $      126.2       $      177.9
                                                                     =============       ============       ============

                Balances, end of year comprise:
                  Mortgage loans on real estate....................  $        19.3       $       50.5       $       32.1
                  Equity real estate...............................           68.3               75.7              145.8
                                                                     -------------       ------------       ------------
                Total..............................................  $        87.6       $      126.2       $      177.9
                                                                     =============       ============       ============

4)      JOINT VENTURES AND PARTNERSHIPS

        Included in equity real estate or other equity investments, as appropriate, is the Company's interest in real estate joint ventures and in limited partnership interests accounted for under the equity method with a total carrying value of $883.9 million and $1,037.2 million, respectively, at December 31, 2001 and 2000. The Company's total equity in net (losses) earnings for these real estate joint ventures and limited partnership interests was $(37.4) million, $242.2 million and $89.1 million, respectively, for 2001, 2000 and 1999.

        Summarized below is the combined financial information only for those real estate joint ventures and for those limited partnership interests accounted for under the equity method in which the Company has an investment of $10.0 million or greater and an equity interest of 10% or greater (10 and 14 individual ventures at December 31, 2001 and 2000, respectively) and the Company's carrying value and equity in net (losses) earnings for those real estate joint ventures and limited partnership interests:


                                                                              DECEMBER 31,
                                                                          --------   --------
                                                                            2001       2000
                                                                          --------   --------
                                                                             (IN MILLIONS)
        BALANCE SHEETS
        Investments in real estate, at depreciated cost .............     $  570.5   $  657.7
        Investments in securities, generally at estimated fair value         255.7      226.6
        Cash and cash equivalents ...................................         23.7       34.5
        Other assets ................................................         39.4       63.5
                                                                          --------   --------
        Total Assets ................................................     $  889.3   $  982.3
                                                                          ========   ========

        Borrowed funds - third party ................................     $  269.6   $   53.8
        Borrowed funds - the Company ................................         --         12.9
        Other liabilities ...........................................         20.3       22.5
                                                                          --------   --------
        Total liabilities ...........................................        289.9       89.2
                                                                          --------   --------

        Partners' capital ...........................................        599.4      893.1
                                                                          --------   --------
        Total Liabilities and Partners' Capital .....................     $  889.3   $  982.3
                                                                          ========   ========

        The Company's carrying value in these entities included above     $  188.2   $  214.6
                                                                          ========   ========



                                                              2001       2000        1999
                                                            -------    --------    --------
                                                                     (IN MILLIONS)

        STATEMENTS OF EARNINGS
        Revenues of real estate joint ventures ........     $  95.6    $  147.6    $  180.5
        Revenues of other limited partnership interests        29.8        16.5        85.0
        Interest expense - third party ................       (11.5)      (17.0)      (26.6)
        Interest expense - the Company ................         (.7)       (2.0)       (2.5)
        Other expenses ................................       (58.2)      (88.0)     (133.0)
                                                            -------    --------    --------
        Net Earnings ..................................     $  55.0    $   57.1    $  103.4
                                                            =======    ========    ========

        The Company's equity in net earnings of these
          entities included above .....................     $  13.2    $   17.8    $    9.5
                                                            =======    ========    ========

5)      NET INVESTMENT INCOME AND INVESTMENT GAINS (LOSSES)

        The sources of net investment income follows:

                                             2001          2000          1999
                                          ----------    ----------    ----------
                                                      (IN MILLIONS)
        Fixed maturities ............     $  1,662.4    $  1,761.8    $  1,811.8
        Mortgage loans on real estate          361.6         387.1         398.7
        Equity real estate ..........          166.2         207.2         271.5
        Other equity investments ....          (50.4)        138.2         168.4
        Policy loans ................          268.2         258.3         246.8
        Other investment income .....          213.4         208.2         166.4
                                          ----------    ----------    ----------

          Gross investment income ...        2,621.4       2,960.8       3,063.6
          Investment expenses .......         (217.1)       (208.9)       (248.5)
                                          ----------    ----------    ----------

        Net Investment Income .......     $  2,404.3    $  2,751.9    $  2,815.1
                                          ==========    ==========    ==========

        Investment (losses) gains including changes in the valuation allowances follow:

                                                     2001        2000        1999
                                                   --------    --------    --------
                                                             (IN MILLIONS)

        Fixed maturities .....................     $ (225.2)   $ (795.0)   $ (294.9)
        Mortgage loans on real estate ........        (11.4)      (18.0)       (1.9)
        Equity real estate ...................         34.5         1.6       (15.8)
        Other equity investments .............        (13.0)      (23.4)       92.9
        Issuance and sales of Alliance Units .         (2.3)        3.9         5.5
        Issuance and sales of DLJ common stock         --          38.8       106.0
        Other ................................         10.1          .3        --
                                                   --------    --------    --------
         Investment Losses, Net ..............     $ (207.3)   $ (791.8)   $ (108.2)
                                                   ========    ========    ========



        Writedowns of fixed maturities amounted to $287.5 million, $635.5 million and $226.5 million for 2001, 2000 and 1999, respectively, including $499.2 million in fourth quarter 2000.

        For 2001, 2000 and 1999, respectively, proceeds received on sales of fixed maturities classified as available for sale amounted to $7,372.3 million, $7,685.5 million and $7,782.7 million. Gross gains of $156.2 million, $79.7 million and $76.2 million and gross losses of $115.9 million, $220.9 million and $220.2 million, respectively, were realized on these sales. The change in unrealized investment gains (losses) related to fixed maturities classified as available for sale for 2001, 2000 and 1999 amounted to $429.5 million, $954.5 million and $(1,668.8)
        million, respectively.

        In conjunction with the sale of DLJ in 2000, the Company received 11.4 million shares in Credit Suisse Group ("CSG") common stock, 2.8 million shares of which were immediately repurchased by CSG at closing. The CSG shares were designated as trading account securities. The $1.56 billion carrying value of CSG shares that were held by the Company at December 31, 2000 were sold in January 2001. Net investment income included realized gains of $27.1 million in 2001 and included unrealized holding losses of $43.3 million in 2000 on the CSG shares.

        On January 1, 1999, investments in publicly-traded common equity securities in the General Account portfolio within other equity investments amounting to $102.3 million were transferred from available for sale securities to trading securities. As a result of this transfer, unrealized investment gains of $83.3 million ($43.2 million net of related DAC and Federal income taxes) were recognized as realized investment gains in the consolidated statements of earnings. In 2001 and 2000, respectively, net unrealized holding gains (losses) on trading account equity securities of $25.0 million and $(42.2) million were included in net investment income in the consolidated statements of earnings. These trading securities had a carrying value of $2.4 million and $1,563.3 million and costs of $4.9 million and $1,607.1 million at December 31, 2001 and 2000, respectively.

        For 2001, 2000 and 1999, investment results passed through to certain participating group annuity contracts as interest credited to policyholders' account balances amounted to $96.7 million, $110.6 million and $131.5 million, respectively.

        Net unrealized investment gains (losses) included in the consolidated balance sheets as a component of accumulated comprehensive income and the changes for the corresponding years, including Discontinued Operations on a line-by-line basis, follow:


                                                                  2001        2000        1999
                                                                --------    --------    ----------
                                                                         (IN MILLIONS)

        Balance, beginning of year ........................     $   12.9    $ (392.8)   $    384.1
        Changes in unrealized investment (losses) gains ...        436.0       979.7      (1,821.3)
        Changes in unrealized investment losses (gains)
          attributable to:
            Participating group annuity contracts,
              Closed Block policyholder dividend obligation
              and other ...................................        (48.6)      (18.3)         25.0
            DAC ...........................................        (71.6)     (262.1)        493.1
            Deferred Federal income taxes .................       (113.2)     (293.6)        526.3
                                                                --------    --------    ----------
        Balance, End of Year ..............................     $  215.5    $   12.9    $   (392.8)
                                                                ========    ========    ==========

        Balance, end of year comprises:
          Unrealized investment gains (losses) on:
            Fixed maturities ..............................     $  496.0    $   65.9    $   (904.6)
            Other equity investments ......................          4.3        (2.3)        (22.2)
            Other .........................................         (1.9)       (1.2)          9.4
                                                                --------    --------    ----------
              Total .......................................        498.4        62.4        (917.4)
          Amounts of unrealized investment (losses) gains
            attributable to:
            Participating group annuity contracts,
              Closed Block policyholder dividend obligation
              and other ...................................        (63.9)      (15.3)          3.0
              DAC .........................................        (99.9)      (28.3)        233.8
              Deferred Federal income taxes ...............       (119.1)       (5.9)        287.8
                                                                --------    --------    ----------
        Total .............................................     $  215.5    $   12.9    $   (392.8)
                                                                ========    ========    ==========


        Changes in unrealized gains (losses) reflect changes in fair value of only those fixed maturities and equity securities classified as available for sale and do not reflect any changes in fair value of policyholders' account balances and future policy benefits.

6)      ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

        Accumulated other comprehensive income (loss) represents cumulative gains and losses on items that are not reflected in earnings. The balances for the past three years follow:

                                                                               2001         2000         1999
                                                                            ---------    ---------    ----------
                                                                                       (IN MILLIONS)

        Unrealized gains (losses) on investments .......................    $   215.5    $    12.9    $   (392.8)
        Minimum pension liability ......................................          (.1)         (.1)          (.1)
                                                                            ---------    ---------    ----------
        Total Accumulated Other

          Comprehensive Income (Loss) ..................................    $   215.4    $    12.8    $   (392.9)
                                                                            =========    =========    ==========




        The components of other comprehensive income (loss) for the past three years follow:

                                                                               2001         2000         1999
                                                                            ---------    ---------    ----------
                                                                                       (IN MILLIONS)
        Net unrealized gains (losses) on investments:
          Net unrealized gains (losses) arising during
            the period ..................................................   $   525.2    $   191.0    $ (1,625.6)
          (Gains) losses reclassified into net earnings
            during the period ...........................................       (89.2)       788.7        (195.7)
                                                                            ---------    ---------    ----------
        Net unrealized gains (losses) on investments ....................       436.0        979.7      (1,821.3)
        Adjustments for policyholders liabilities,
            DAC and deferred Federal income taxes .......................      (233.4)      (574.0)      1,044.4
                                                                            ---------    ---------    ----------

        Change in unrealized gains (losses), net of
            adjustments .................................................       202.6        405.7        (776.9)
        Change in minimum pension liability .............................        --           --            28.2
                                                                            ---------    ---------    ----------

        Total Other Comprehensive Income (Loss) .........................   $   202.6    $   405.7    $   (748.7)
                                                                            =========    =========    ==========

7)      CLOSED BLOCK

        The excess of Closed Block liabilities over Closed Block assets (adjusted to exclude the impact of related amounts in accumulated other comprehensive income) represents the expected maximum future post-tax earnings from the Closed Block which would be recognized in income from continuing operations over the period the policies and contracts in the Closed Block remain in force. As of January 1, 2001, the Company has developed an actuarial calculation of the expected timing of the Closed Block earnings.

        If the actual cumulative earnings from the Closed Block are greater than the expected cumulative earnings, only the expected earnings will be recognized in net income. Actual cumulative earnings in excess of expected cumulative earnings at any point in time are recorded as a policyholder dividend obligation because they will ultimately be paid to Closed Block policyholders as an additional policyholder dividend unless offset by future performance that is less favorable than originally expected. If a policyholder dividend obligation has been previously established and the actual Closed Block earnings in a subsequent period are less than the expected earnings for that period, the policyholder dividend obligation would be reduced (but not below zero). If, over the period the policies and contracts in the Closed Block remain in force, the actual cumulative earnings of the Closed Block are less than the expected cumulative earnings, only actual earnings would be recognized in income from continuing operations. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside the Closed Block.

        Many expenses related to Closed Block operations, including amortization of DAC, are charged to operations outside of the Closed Block; accordingly, net revenues of the Closed Block do not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

        Summarized financial information for the Closed Block is as follows:

                                                                         DECEMBER 31,  December 31,
                                                                             2001         2000
                                                                          ----------   ----------
                                                                                (IN MILLIONS)
        CLOSED BLOCK LIABILITIES:
        Future policy benefits, policyholders' account balances
           and other ................................................     $  9,049.9   $  9,026.4
        Other liabilities ...........................................           53.6         35.6
                                                                          ----------   ----------
        Total Closed Block liabilities ..............................        9,103.5      9,062.0
                                                                          ----------   ----------

        ASSETS DESIGNATED TO THE CLOSED BLOCK:
        Fixed maturities, available for sale, at estimated fair value
        (amortized
          cost of $4,600.4 and $4,373.5) ............................        4,705.7      4,408.0
        Mortgage loans on real estate ...............................        1,514.4      1,581.8
        Policy loans ................................................        1,504.4      1,557.7
        Cash and other invested assets ..............................          141.0        174.7
        Other assets ................................................          214.7        238.9
                                                                          ----------   ----------
         Total assets designated to the Closed Block ................        8,080.2      7,961.1
                                                                          ----------   ----------


        Excess of Closed Block liabilities over assets designated to
           the Closed Block .........................................        1,023.3      1,100.9
        Amounts included in accumulated other comprehensive income:
             Net unrealized investment gains, net of deferred Federal
               income tax of $20.4 and $12.2 ........................           37.8         22.7
                                                                          ----------   ----------


        Maximum Future Earnings To Be Recognized From Closed Block

           Assets and Liabilities ...................................     $  1,061.1   $  1,123.6
                                                                           ==========   ==========

        Closed Block revenues and expenses were as follows:

                                                        2001          2000          1999
                                                     ----------    ----------    ----------
                                                                 (IN MILLIONS)

        REVENUES:
        Premiums and other income ..............     $    571.5    $    594.7    $    619.1
        Investment income (net of investment
        expenses of $3.0, $8.1, and $15.8) .....          583.5         578.7         574.2
        Investment losses, net .................          (42.3)        (35.8)        (11.3)
                                                     ----------    ----------    ----------
        Total revenues .........................        1,112.7       1,137.6       1,182.0
                                                     ----------    ----------    ----------

        BENEFITS AND
        OTHER DEDUCTIONS:
        Policyholders' benefits and dividends ..        1,009.3       1,025.2       1,024.7
        Other operating costs and expenses .....            4.7           5.2           5.5
                                                     ----------    ----------    ----------
        Total benefits and other deductions ....        1,014.0       1,030.4       1,030.2
                                                     ----------    ----------    ----------

        Net revenues before Federal income taxes           98.7         107.2         151.8
        Federal income taxes ...................          (36.2)        (38.2)        (60.3)
                                                     ----------    ----------    ----------
        Net Revenues ...........................     $     62.5    $     69.0    $     91.5
                                                     ==========    ==========    ==========

        Impaired mortgage loans along with the related investment valuation allowances follows:

                                                                                DECEMBER 31,
                                                                            ------------------
                                                                              2001       2000
                                                                            -------    -------
                                                                               (IN MILLIONS)
        Impaired mortgage loans with investment valuation allowances ..     $  26.7    $  26.7
        Impaired mortgage loans without investment valuation allowances         6.5        4.0
                                                                            -------    -------
        Recorded investment in impaired mortgages .....................        33.2       30.7
        Investment valuation allowances ...............................        (5.8)      (8.7)
                                                                            -------    -------
        Net Impaired Mortgage Loans ...................................     $  27.4    $  22.0
                                                                            =======    =======

        During 2001, 2000 and 1999, the Closed Block's average recorded investment in impaired mortgage loans was $30.8 million, $31.0 million and $37.0 million, respectively. Interest income recognized on these impaired mortgage loans totaled $1.2 million, $2.0 million and $3.3 million ($.1 million, $.1 million and $.3 million recognized on a cash basis) for 2001, 2000 and 1999, respectively.

        Valuation allowances amounted to $5.7 million and $9.1 million on mortgage loans on real estate and $9.8 million and $17.2 million on equity real estate at December 31, 2001 and 2000, respectively. Writedowns of fixed maturities amounted to $30.8 million and $27.7 million for 2001 and 2000, respectively, including $23.3 million in fourth quarter 2001.

8)       DISCONTINUED OPERATIONS

        Summarized financial information for Discontinued Operations follows:


                                                                                 DECEMBER 31,
                                                                          -----------------------
                                                                             2001        2000
                                                                          ----------   ----------
                                                                                (IN MILLIONS)
        BALANCE SHEETS
        Mortgage loans on real estate ...............................     $    160.3   $    330.9
        Equity real estate ..........................................          252.0        350.9
        Fixed maturities, available for sale, at estimated fair value
          (amortized cost of $542.9 and $321.5) .....................          559.6        336.5
        Other equity investments ....................................           22.3         43.1
        Other invested assets .......................................             .4          1.9
                                                                          ----------   ----------
          Total investments .........................................          994.6      1,063.3
        Cash and cash equivalents ...................................           41.1         84.3
        Other assets ................................................          152.6        148.8
                                                                          ----------   ----------
        Total Assets ................................................     $  1,188.3   $  1,296.4
                                                                          ==========   ==========

        Policyholders liabilities ...................................     $    932.9   $    966.8
        Allowance for future losses .................................          139.9        159.8
        Other liabilities ...........................................          115.5        169.8
                                                                          ----------   ----------
        Total Liabilities ...........................................     $  1,188.3   $  1,296.4
                                                                          ==========   ==========

                                                               2001       2000        1999
                                                            --------    --------    --------
                                                                      (IN MILLIONS)
        STATEMENTS OF EARNINGS
        Investment income (net of investment
          expenses of $25.3, $37.0 and $49.3) .........     $   91.6    $  102.2    $   98.7
        Investment gains (losses), net ................         33.6        (6.6)      (13.4)
        Policy fees, premiums and other income ........           .2          .7          .2
                                                            --------    --------    --------
        Total revenues ................................        125.4        96.3        85.5

        Benefits and other deductions .................        100.7       106.9       104.8
        Earnings credited (losses charged) to allowance
          for future losses ...........................         24.7       (10.6)      (19.3)
                                                            --------    --------    --------
        Pre-tax loss from operations ..................         --          --          --
        Pre-tax earnings from releasing the allowance
          for future losses ...........................         46.1        90.2        43.3
        Federal income tax expense ....................         (2.3)      (31.6)      (15.2)
                                                            --------    --------    --------
        Earnings from
          Discontinued Operations .....................     $   43.8    $   58.6    $   28.1
                                                            ========    ========    ========

        The Company's quarterly process for evaluating the allowance for future losses applies the current period's results of discontinued operations against the allowance, re-estimates future losses and adjusts the allowance, if appropriate. Additionally, as part of the Company's annual planning process which takes place in the fourth quarter of each year, investment and benefit cash flow projections are prepared. These updated assumptions and estimates resulted in a release of allowance in each of the three years presented.

        Valuation allowances of $4.8 million and $2.9 million on mortgage loans on real estate and $5.0 million and $11.4 million on equity real estate were held at December 31, 2001 and 2000, respectively. During 2001, 2000 and 1999, discontinued operations' average recorded investment in impaired mortgage loans was $32.2 million, $11.3 million and $13.8 million, respectively. Interest income recognized on these impaired mortgage loans totaled $2.5 million, $.9 million and $1.7 million ($1.0 million, $.5 million and $.0 million recognized on a cash basis) for 2001, 2000 and 1999, respectively.

        At December 31, 2001 and 2000, discontinued operations had real estate acquired in satisfaction of debt with carrying values of $7.4 million and $4.5 million, respectively.

        In 2001, Federal Income tax expense for discontinued operations reflected a $13.8 million reduction in taxes due to settlement of open tax years.

9)      SHORT-TERM AND LONG-TERM DEBT

        Short-term and long-term debt consists of the following:


                                                                   DECEMBER 31,
                                                             -----------------------
                                                                2001         2000
                                                             ----------   ----------
                                                                   (IN MILLIONS)
        Short-term debt ................................     $    229.6   $    782.2
                                                             ----------   ----------
        Long-term debt:
        Equitable Life:
          Surplus notes, 6.95%, due 2005 ...............          399.7        399.6
          Surplus notes, 7.70%, due 2015 ...............          199.7        199.7
          Other ........................................             .2           .4
                                                             ----------   ----------

              Total Equitable Life .....................          599.6        599.7
                                                             ----------   ----------

        Alliance:
          Senior Notes, 5.625%, due 2006 ...............          398.0       --
                                                             ----------   ----------
        Wholly Owned and Joint Venture Real Estate:
          Mortgage notes, 5.43% - 9.5%, due through 2017          248.3        248.3
                                                             ----------   ----------
        Total long-term debt ...........................        1,245.9        848.0
                                                             ----------   ----------

        Total Short-term and Long-term Debt ............     $  1,475.5   $  1,630.2
                                                             ==========   ==========

        Short-term Debt

        Equitable Life has a $350.0 million 5-year bank credit facility and a $250.0 million 364-day credit facility. The interest rates are based on external indices dependent on the type of borrowing ranging from 2.09% to 4.75%. There were no amounts outstanding under these credit facilities at December 31, 2001.

        Equitable Life has a commercial paper program with an issue limit of $1.0 billion. This program is available for general corporate purposes used to support Equitable Life's liquidity needs and is supported by Equitable Life's existing $600.0 million bank credit facilities. At December 31, 2001, there were no amounts outstanding under this program.

        Equitable Life has an $18.4 million line of credit available relating to reinsurance of which no amounts were outstanding at December 31, 2001.

        During 1998, Alliance increased its commercial paper program to $425.0 million and entered into a $425.0 million five-year revolving credit facility with a group of commercial banks to provide back-up liquidity for the commercial paper program. Under the credit facility, the interest rate, at the option of the borrower, is a floating rate generally based upon a defined prime rate, a rate related to the London Interbank Offered Rate ("LIBOR") or the Federal Funds Rate. A facility fee is payable on the total facility. Borrowings under the credit facility and the commercial paper program may not exceed $425.0 million in the aggregate. In July 1999, Alliance entered into a $200.0 million three-year revolving credit facility with a group of commercial banks. During October 2000, Alliance entered into a $250.0 million two-year revolving credit facility. The terms of the $200.0 million and $250.0 million credit facilities are generally similar to the $425.0 million credit facility. The revolving credit facilities will be used to fund commission payments to financial intermediaries for the sale of Back-End Load Shares under Alliance's mutual fund distribution system, capital expenditures and for general working capital purposes. The revolving credit facilities contain covenants which, among other things, require Alliance to meet certain financial ratios. Alliance was in compliance with the covenants at December 31, 2001. At December 31, 2001, Alliance had commercial paper outstanding totaling $198.2 million at an effective interest rate of 1.9%; there were no borrowings outstanding under Alliance's revolving credit facilities.

        In December 1999, Alliance established a $100.0 million extendible commercial notes ("ECN") program as a supplement to its $425.0 million commercial paper program. ECNs are short-term uncommitted debt instruments that do not require back-up liquidity support. At December 31, 2001, $24.9 million at an effective interest rate of 1.9% was outstanding under the ECN program.

        Long-term Debt

        Certain of the long-term debt agreements, principally mortgage notes, have restrictive covenants related to the total amount of debt, net tangible assets and other matters. At December 31, 2001, the Company is in compliance with all debt covenants.

        At December 31, 2001 and 2000, respectively, the Company has pledged real estate of $314.5 million and $298.8 million as collateral for certain long-term debt.

        At December 31, 2001, aggregate maturities of the long-term debt based on required principal payments at maturity was $248.5 million for 2002, $400.0 million for 2005, $400.0 million for 2006 and $200.0 million thereafter.

        In August 2001, Alliance issued $400.0 million 5.625% notes due 2006 in a public offering and are redeemable at any time. The registration statement filed with the SEC allows for the issuance of up to $600.0 million in senior debt securities. The proceeds were used to reduce commercial paper and credit facility borrowings and for other general partnership purposes.

10)     FEDERAL INCOME TAXES

        A summary of the Federal income tax expense in the consolidated statements of earnings follows:

                                                    2001        2000       1999
                                                  --------    --------   --------
                                                           (IN MILLIONS)
        Federal income tax expense (benefit):
          Current ...........................     $  (38.2)   $  820.6   $  174.0
          Deferred ..........................        354.4       137.7      158.0
                                                  --------    --------   --------
        Total ...............................     $  316.2    $  958.3   $  332.0
                                                  ========    ========   ========

        The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings before Federal income taxes and minority interest by the expected Federal income tax rate of 35%. The sources of the difference and their tax effects follow:

                                                       2001        2000        1999
                                                     --------    --------    --------
                                                             (IN MILLIONS)
        Expected Federal income tax expense ....     $  452.5    $  904.9    $  458.4
        Minority interest ......................       (126.9)     (117.9)      (47.8)
        Non deductible stock option compensation
          expense ..............................         --          34.4        --
        Subsidiary gains .......................         --         161.4       (37.1)
        Adjustment of tax audit reserves .......        (28.2)       17.9        27.8
        Equity in unconsolidated subsidiaries ..         --         (48.7)      (64.0)
        Other ..................................         18.8         6.3        (5.3)
                                                     --------    --------    --------
        Federal Income Tax Expense .............     $  316.2    $  958.3    $  332.0
                                                     ========    ========    ========

        The components of the net deferred Federal income taxes are as follows:


                                                       DECEMBER 31, 2001                  December 31, 2000
                                                 --------------   ------------      ------------      -----------
                                                    ASSETS         LIABILITIES         Assets         Liabilities
                                                 --------------   ------------      ------------      -----------
                                                                           (IN MILLIONS)
        Compensation and related benefits......  $      --        $       92.0      $       --        $      79.7
        Other..................................         --                  .1               4.9             --
        DAC, reserves and reinsurance..........         --             1,020.1              --              733.0
        Investments............................         --               333.3              --              229.2
                                                 --------------   ------------      ------------      -----------
        Total..................................  $      --        $    1,445.5      $        4.9      $   1,041.9
                                                 ==============   ============      ============      ===========

       At December 31, 1999, $236.8 million in deferred tax assets were transferred to the Holding Company in conjunction with its assumption of the non-qualified employee benefit liabilities. See Note 12 for discussion of the benefit plans transferred.

        The deferred Federal income taxes impacting operations reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The sources of these temporary differences and their tax effects follow:

                                                                   2001               2000                1999
                                                              -------------       ------------       ------------
                                                                                 (IN MILLIONS)

        DAC, reserves and reinsurance......................  $       291.7       $      403.3       $       83.2
        Investments........................................           42.1             (140.7)               3.2
        Compensation and related benefits..................           15.7              (96.4)              21.0
        Other..............................................            4.9              (28.5)              50.6
                                                             -------------       ------------       ------------
        Deferred Federal Income Tax
          Expense..........................................  $       354.4       $      137.7       $      158.0
                                                             =============       ============       ============

        Federal income taxes payable at December 31, 2000 included $858.2 million of taxes related to the gain on disposal of DLJ.

        The Internal Revenue Service (the "IRS") is in the process of examining the Holding Company's consolidated Federal income tax returns for the years 1992 through 1996. Management believes these audits will have no material adverse effect on the Company's results of operations.

11)     REINSURANCE AGREEMENTS

        The Insurance Group assumes and cedes reinsurance with other insurance companies. The Insurance Group evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Ceded reinsurance does not relieve the originating insurer of liability.

        The effect of reinsurance (excluding group life and health) is summarized as follows:

                                                                  2001               2000                1999
                                                            -------------       ------------       ------------
                                                                                 (IN MILLIONS)
        Direct premiums....................................  $       990.0       $    1,103.8       $    1,039.5
        Reinsurance assumed................................          203.0              194.2              206.7
        Reinsurance ceded..................................         (173.1)            (123.0)             (69.1)
                                                             -------------       ------------       ------------
        Premiums...........................................  $     1,019.9       $    1,175.0       $    1,177.1
                                                             =============       ============       ============

        Universal Life and Investment-type Product
          Policy Fee Income Ceded..........................  $        86.9       $       92.1       $       69.7
                                                             =============       ============       ============
        Policyholders' Benefits Ceded......................  $       370.3       $      239.2       $      155.6
                                                             =============       ============       ============
        Interest Credited to Policyholders' Account
          Balances Ceded...................................  $        50.4       $       46.5       $       38.5
                                                             =============       ============       ============


        Since 1997, the Company reinsures on a yearly renewal term basis 90% of the mortality risk on new issues of certain term, universal and variable life products. The Company's retention limit on joint survivorship policies is $15.0 million. All other in force business above $5.0 million is reinsured. The Insurance Group also reinsures the entire risk on certain substandard underwriting risks and in certain other cases.

        During July 2000, Equitable Life transferred, at no gain or loss, all the risk of its directly written DI business for years 1993 and prior through an indemnity reinsurance contract. The cost of the arrangement will be amortized over the expected lives of the contracts reinsured and will not have a significant impact on the results of operations in any specific period.

        At December 31, 2001 and 2000, respectively, reinsurance recoverables related to insurance contracts amounting to $2,233.7 million and $2,098.0 million, of which $1,060.4 million and $1,009.1 million relates to one specific reinsurer, are included in Other assets and reinsurance payables related to insurance contracts amounting to $798.5 million and $730.3 million are included in Other liabilities in the consolidated balance sheets.

        The Insurance Group cedes 100% of its group life and health business to a third party insurer. Insurance liabilities ceded totaled $444.2 million and $487.7 million at December 31, 2001 and 2000, respectively.

        In addition to the sale of insurance products, the Insurance Group acts as a professional retrocessionaire by assuming life and annuity reinsurance from professional reinsurers. The Insurance Group also assumes accident, health, aviation and space risks by participating in various reinsurance pools. Reinsurance assumed reserves at December 31, 2001 and 2000 were $540.2 million and $515.0 million, respectively.

12)     EMPLOYEE BENEFIT PLANS

        The Company sponsors qualified and non-qualified defined benefit plans covering substantially all employees (including certain qualified part-time employees), managers and certain agents. The pension plans are non-contributory. Equitable Life's benefits are based on a cash balance formula or years of service and final average earnings, if greater, under certain grandfathering rules in the plans. Alliance's benefits are based on years of credited service, average final base salary and primary social security benefits. The Company's funding policy is to make the minimum contribution required by the Employee Retirement Income Security Act of 1974 ("ERISA").

        Effective December 31, 1999, the Holding Company legally assumed primary liability from Equitable Life for all current and future obligations of its Excess Retirement Plan, Supplemental Executive Retirement Plan and certain other employee benefit plans that provide participants with medical, life insurance, and deferred compensation benefits; Equitable Life remains secondarily liable. The amount of the liability associated with employee benefits transferred was $676.5 million, including $183.0 million of non-qualified pension benefit obligations and $394.1 million of postretirement benefits obligations at December 31, 1999. This transfer was recorded as a non-cash capital contribution to Equitable Life.

        Components of net periodic pension credit follow:

                                                                  2001               2000                1999
                                                             -------------       ------------       ------------
                                                                                 (IN MILLIONS)
        Service cost.......................................  $        32.1       $       29.5       $       36.7
        Interest cost on projected benefit obligations.....          128.8              124.2              131.6
        Expected return on assets..........................         (218.7)            (223.2)            (189.8)
        Net amortization and deferrals.....................             .1                (.6)               7.5
                                                             -------------       ------------       ------------
        Net Periodic Pension Credit........................  $       (57.7)      $      (70.1)      $      (14.0)
                                                             ============        ============       ============

        The projected benefit obligations under the pension plans were comprised of:

                                                                                           DECEMBER 31,
                                                                                 -------------------------------
                                                                                     2001                2000
                                                                                 ------------       ------------
                                                                                           (IN MILLIONS)


        Benefit obligations, beginning of year.................................  $    1,712.6       $    1,659.6
        Service cost...........................................................          27.1               24.5
        Interest cost..........................................................         128.8              124.2
        Actuarial losses (gains)...............................................          64.4               13.4
        Benefits paid..........................................................        (120.6)            (109.1)
                                                                                 ------------       ------------
        Benefit Obligation, End of Year........................................  $    1,812.3       $    1,712.6
                                                                                 ============       ============

        The funded status of the pension plans was as follows:

                                                                                           DECEMBER 31,
                                                                                 -------------------------------
                                                                                     2001                2000
                                                                                 ------------       ------------
                                                                                           (IN MILLIONS)

        Plan assets at fair value, beginning of year...........................  $    2,112.0       $    2,341.6
        Actual return on plan assets...........................................        (148.0)            (115.9)
        Contributions..........................................................          --                 --
        Benefits paid and fees.................................................        (126.1)            (113.7)
                                                                                 ------------       ------------
        Plan assets at fair value, end of year.................................       1,837.9            2,112.0
        Projected benefit obligations..........................................       1,812.3            1,712.6
                                                                                 ------------       ------------
        Excess of plan assets over projected benefit obligations...............          25.6              399.4
        Unrecognized prior service cost........................................         (46.3)               1.2
        Unrecognized net loss (gain) from past experience different
          from that assumed....................................................         550.1               71.3
        Unrecognized net asset at transition...................................          (1.6)              (1.9)
                                                                                 ------------       ------------
        Prepaid Pension Cost, Net..............................................  $      527.8       $      470.0
                                                                                 ============       ============

        The accrued liability for pension plans with projected benefit obligations in excess of plan assets was $16.7 million and $13.5 million at December 31, 2001 and 2000, respectively. The aggregate accumulated benefit obligation and fair value of plan assets for pension plans with accumulated benefit obligations in excess of plan assets were $49.7 million and $28.7 million, respectively, at December 31, 2001 and $38.9 million and $32.9 million, respectively, at December 31, 2000.

        The pension plan assets include corporate and government debt securities, equity securities, equity real estate and shares of group trusts managed by Alliance. The discount rate and rate of increase in future compensation levels used in determining the actuarial present value of projected benefit obligations were 7.25% and 7.19%, respectively, at December 31, 2001 and 7.75% and 7.19%, respectively, at December 31, 2000. As of January 1, 2001 and 2000, the expected long-term rate of return on assets for the retirement plan was 10.25% and 10.5%, respectively.

        Prior to 1987, the qualified plan funded participants' benefits through the purchase of non-participating annuity contracts from Equitable Life. Benefit payments under these contracts were approximately $27.3 million, $28.7 million and $30.2 million for 2001, 2000 and 1999, respectively.

        Alliance maintains several unfunded deferred compensation plans for the benefit of certain eligible employees and executives. The Capital Accumulation Plan was frozen on December 31, 1987 and no additional awards have been made. For the active plans, benefits vest over a period ranging from 3 to 8 years and are amortized as compensation and benefit expense. ACMC, Inc. ("ACMC"), a subsidiary of the Company, is obligated to make capital contributions to Alliance in amounts equal to benefits paid under the Capital Accumulation Plan and the contractual unfunded deferred compensation arrangements. In connection with the acquisition of Bernstein, Alliance agreed to invest $96.0 million per annum for three years to fund open market purchases of Alliance Holding units or money market funds in each case for the benefit of certain individuals who were stockholders or principals of Bernstein or were hired to replace them. The Company has recorded compensation and benefit expenses in connection with the plans totaling $58.1 million, $29.8 million and $13.8 million for 2001, 2000 and 1999, respectively (including $34.6 million and $6.8 million for 2001 and 2000, respectively, relating to the Bernstein deferred compensation plan).

13)     DERIVATIVES AND FAIR VALUE OF FINANCIAL INSTRUMENTS

        The Insurance Group primarily uses derivatives for asset/liability risk management and for hedging individual securities. Derivatives mainly are utilized to reduce the Insurance Group's exposure to interest rate fluctuations. Various derivative financial instruments are used to achieve this objective, including interest rate caps and floors to hedge crediting rates on interest-sensitive individual annuity contracts, interest rate futures to protect against declines in interest rates between receipt of funds and purchase of appropriate assets, and interest rate swaps to modify the duration and cash flows of fixed maturity investments. In addition, the Company periodically enters into forward and futures contracts to hedge certain equity exposures. Also, the Company has purchased reinsurance contracts to mitigate the risks associated with the impact of potential market fluctuations on future policyholder elections of guaranteed minimum income benefit features contained in certain annuity contracts issued by the Company.

        As earlier described in Note 2 of Notes to Consolidated Financial Statements, the Company adopted SFAS No. 133, as amended, on January 1, 2001. Consequently, all derivatives outstanding at December 31, 2001 are recognized on the balance sheet at their fair values. The outstanding notional amounts of derivative financial instruments purchased and sold were $6,675.0 million and $.3 million, respectively, at December 31, 2001. These amounts principally consist of interest rate cap contracts of Equitable Life that have a total fair value at December 31, 2001 of $13.6 million. At December 31, 2001 and during the year then ended, there were no hybrid instruments that required bifurcation of an embedded derivative component under the provisions of SFAS No. 133.

        All gains and losses on derivative financial instruments utilized by the Company in 2001 are reported in earnings for the current year as none of the derivatives were designated to qualifying hedging relationships under SFAS No. 133 either at initial adoption of the Statement or at inception of the contracts. Gross gains and gross losses recognized on derivative positions was $27.5 million and $4.6 million, respectively, for 2001.

        Fair Value of Financial Instruments

        The Company defines fair value as the quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are estimated using present value or other valuation techniques. The fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

        Certain financial instruments are excluded, particularly insurance liabilities other than financial guarantees and investment contracts. Fair market value of off-balance-sheet financial instruments of the Insurance Group was not material at December 31, 2001 and 2000.

        Fair values for mortgage loans on real estate are estimated by discounting future contractual cash flows using interest rates at which loans with similar characteristics and credit quality would be made. Fair values for foreclosed mortgage loans and problem mortgage loans are limited to the estimated fair value of the underlying collateral if lower.

        Fair values of policy loans are estimated by discounting the face value of the loans from the time of the next interest rate review to the present, at a rate equal to the excess of the current estimated market rates over the current interest rate charged on the loan.

        The estimated fair values for the Company's association plan contracts, supplementary contracts not involving life contingencies ("SCNILC") and annuities certain, which are included in policyholders' account balances, and guaranteed interest contracts are estimated using projected cash flows discounted at rates reflecting expected current offering rates.

        The estimated fair values for variable deferred annuities and single premium deferred annuities, which are included in policyholders' account balances, are estimated by discounting the account value back from the time of the next crediting rate review to the present, at a rate equal to the excess of current estimated market rates offered on new policies over the current crediting rates.

        Fair values for long-term debt are determined using published market values, where available, or contractual cash flows discounted at market interest rates. The estimated fair values for non-recourse mortgage debt are determined by discounting contractual cash flows at a rate which takes into account the level of current market interest rates and collateral risk. The estimated fair values for recourse mortgage debt are determined by discounting contractual cash flows at a rate based upon current interest rates of other companies with credit ratings similar to the Company. The Company's carrying value of short-term borrowings approximates their estimated fair value.

        The carrying value and estimated fair value for financial instruments not previously disclosed in Notes 3, 7 and 8:


                                                                           DECEMBER 31,
                                                --------------------------------------------------------------------
                                                              2001                               2000
                                                ---------------------------------  ---------------------------------
                                                   CARRYING         ESTIMATED         Carrying         Estimated
                                                    VALUE          FAIR VALUE          Value           Fair Value
                                                ---------------  ----------------  ---------------   ---------------
                                                                           (IN MILLIONS)
        Consolidated:
        Mortgage loans on real estate..........  $    4,333.3     $     4,438.7     $     4,712.6     $    4,767.0
        Other limited partnership interests....         701.9             701.9             834.9            834.9
        Policy loans...........................       4,100.7           4,476.4           4,034.6          4,290.0
        Policyholders' account balances -
          investment contracts.................      12,256.4          12,514.0          11,488.8         11,663.8
        Long-term debt.........................       1,245.9           1,280.6             848.0            847.5

        Closed Block:
        Mortgage loans on real estate..........  $    1,514.4     $     1,532.6     $     1,581.8     $    1,582.6
        Other equity investments...............          24.4              24.4              34.4             34.4
        Policy loans...........................       1,504.4           1,664.8           1,557.7          1,667.6
        SCNILC liability.......................          18.2              18.1              20.2             20.1

        Discontinued Operations:
        Mortgage loans on real estate..........  $      160.3     $       171.6     $       330.9     $      347.7
        Fixed maturities.......................         559.6             559.6             336.5            336.5
        Other equity investments...............          22.3              22.3              43.1             43.1
        Guaranteed interest contracts..........          18.8              16.1              26.4             23.4
        Long-term debt.........................         101.7             101.7             101.8            101.7

14)     COMMITMENTS AND CONTINGENT LIABILITIES

        From time to time, the Company has provided certain guarantees or commitments to affiliates, investors and others. At December 31, 2001, these arrangements included commitments by the Company, under certain conditions, to make capital contributions of up to $8.5 million to affiliated real estate joint ventures and to provide equity financing to certain limited partnerships of $274.9 million. Management believes the Company will not incur any material losses as a result of these commitments.

        Equitable Life is the obligor under certain structured settlement agreements which it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, Equitable Life owns single premium annuities issued by previously wholly owned life insurance subsidiaries. Equitable Life has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly owned subsidiaries be unable to meet their obligations. Management believes the need for Equitable Life to satisfy those obligations is remote.

        The Insurance Group had $10.5 million of letters of credit outstanding at December 31, 2001.

        The Company entered into continuity agreements with certain executives of the Company in connection with AXA's minority interest acquisition. The remaining continuity agreements generally provide cash severance payments ranging from 1.5 times to 2 times an executive's base salary plus bonus and other benefits. Such cash severance payments will generally be made if an executive's employment is terminated at any time within two years from December 27, 2000 for any reason other than the executive's death, disability, retirement or for cause, or if the executive resigns for good reason as defined in the agreements. In connection with cost reduction programs initiated in 2001, expenses related to continuity agreements, severance, benefits and outplacement were recorded, totaling $126.1 million related to the home office initiative and $24.5 million related to the field restructuring initiative. At December 31, 2001, in the event the remaining covered executives' employment terminates under the circumstances described above, cash severance payments that would be payable under these continuity agreements approximate $30.0 million.

15)     LITIGATION

        A number of lawsuits have been filed against life and health insurers in the jurisdictions in which Equitable Life and its subsidiaries do business involving insurers' sales practices, alleged agent misconduct, alleged failure to properly supervise agents, and other matters. Some of the lawsuits have resulted in the award of substantial judgments against other insurers, including material amounts of punitive damages, or in substantial settlements. In some states, juries have substantial discretion in awarding punitive damages. Equitable Life, Equitable Variable Life Insurance Company ("EVLICO," which was merged into Equitable Life effective January 1, 1997, but whose existence continues for certain limited purposes, including the defense of litigation) and EOC, like other life and health insurers, from time to time are involved in such litigations. Among litigations against Equitable Life, EVLICO and EOC of the type referred to in this paragraph are the litigations described in the following five paragraphs.

        In January 1996, an amended complaint was filed in an action entitled Frank Franze Jr. and George Busher, individually and on behalf of all others similarly situated v. The Equitable Life Assurance Society of the United States, and Equitable Variable Life Insurance Company in the United States District Court for the Southern District of Florida. The action was brought by two individuals who purchased variable life insurance policies. The plaintiffs purport to represent a nationwide class consisting of all persons who purchased variable life insurance policies from Equitable Life and EVLICO between September 30, 1991 and January 3, 1996. The amended complaint alleges that Equitable Life's and EVLICO's agents were trained not to disclose fully that the product being sold was life insurance. Plaintiffs allege violations of the Federal securities laws and seek rescission of the contracts or compensatory damages and attorneys' fees and expenses. Equitable Life and EVLICO have answered the amended complaint, denying the material allegations and asserting certain affirmative defenses. In May 1999, the Magistrate Judge issued a Report and Recommendation recommending that the District Judge deny Equitable Life's and EVLICO's motion for summary judgment and grant plaintiffs' motion for class certification. In July 1999, Equitable Life and EVLICO filed Objections to the Report and Recommendation and urged that the District Judge reject the Magistrate's recommendations and grant Equitable Life's and EVLICO's motion for summary judgment and deny plaintiffs' motion for class certification. In October 2000, the District Judge affirmed the Magistrate's

        Report and Recommendation and, accordingly, denied Equitable Life's and EVLICO's motion for summary judgment and granted plaintiffs' motion for class certification. In May 2001, with permission of the United States Court of Appeals for the Eleventh Circuit, Equitable Life and EVLICO appealed the District Court's order. Oral argument is scheduled for March 2002.

        In March 2000, an action entitled Brenda McEachern v. The Equitable Life Assurance Society of the United States and Gary Raymond, Jr. was commenced against Equitable Life and one of its agents in Circuit Court, Mobile County, Alabama, and asserts claims under state law. The action was brought by an individual who alleges that she purchased a variable annuity from Equitable Life in 1997. The action purports to be on behalf of a class consisting of all persons who from January 1, 1989 (i) purchased a variable annuity from Equitable Life to fund a qualified retirement plan, (ii) were charged allegedly unnecessary fees for tax deferral for variable annuities held in qualified retirement accounts, or (iii) were sold a variable annuity while owning a qualified retirement plan from Equitable Life. The complaint alleges various improper sales practices, including misrepresentations in connection with the use of variable annuities in a qualified retirement plan or similar arrangement, charging inflated or hidden fees, and failure to disclose unnecessary tax deferral fees. Plaintiff seeks damages, including punitive damages, in an unspecified amount and attorneys' fees and expenses. In May 2000, Equitable Life removed the case to the United States District Court for the Southern District of Alabama and filed a motion to dismiss the complaint, and plaintiff filed a motion to remand the case to state court. The court has permitted limited discovery on the issue of whether the Securities Litigation Uniform Standards Act applies. In November 2001, plaintiff filed a motion for leave to join additional plaintiffs.

        In June 2000, an action entitled Raymond Patenaude v. The Equitable Life Assurance Society of the United States, AXA Advisors, LLC and Equitable Distributors, Inc. was commenced in the Superior Court of California, County of San Diego. The complaint alleges that the defendants engaged in fraudulent and deceptive practices in connection with the marketing and sale of deferred annuity products to fund tax-qualified contributory retirement plans. The named plaintiff purports to act as a private attorney general on behalf of the general public of the State of California under California consumer protection statutes and also asserts individual common-law claims. On behalf of the named plaintiff and the general public, the complaint asserts claims for unlawful, unfair or fraudulent business acts and practices and for false or misleading advertising. On behalf of the named plaintiff alone, the complaint alleges claims for fraud, fraudulent concealment and deceit, negligent misrepresentation and negligence. The complaint seeks injunctive relief, restitution for members of the general public of the State of California who have been harmed by defendants' conduct, compensatory and punitive damages on behalf of the named plaintiff, and attorneys' fees, costs and expenses. In July 2000, the defendants removed the case to the United States District Court for the Southern District of California and filed a motion to dismiss the complaint. In October 2000, the District Court granted defendants' motion to dismiss the action. In November 2000, the plaintiff appealed; the appeal is fully briefed.

        In October 2000, an action entitled Sham Malhotra, et al. v. The Equitable Life Assurance Society of the United States, AXA Advisors, LLC and Equitable Distributors, Inc. was commenced in the Supreme Court of the State of New York, County of Nassau. The action was brought by two individuals who purchased Equitable Life deferred annuity products. The action purports to be on behalf of a class consisting of all persons who purchased an individual deferred annuity contract or who received a certificate to a group deferred annuity contract, sold by one of the defendants, which was used to fund a contributory retirement plan or arrangement qualified for favorable income tax treatment; excluded from the class are officers, directors and agents of the defendants. The complaint alleges that the defendants engaged in fraudulent and deceptive practices in connection with the marketing and sale of deferred annuity products to fund tax-qualified contributory retirement plans. The complaint asserts claims for: deceptive business acts and practices in violation of the New York General Business Law ("GBL"); use of misrepresentations and misleading statements in violation of the New York Insurance Law; false or misleading advertising in violation of the GBL; fraud, fraudulent concealment and deceit; negligent misrepresentation; negligence; unjust enrichment and imposition of a constructive trust; declaratory and injunctive relief; and reformation of the annuity contracts. The complaint seeks injunctive and declaratory relief, an unspecified amount of compensatory and punitive damages, restitution for all members of the class, and an award of attorneys' fees, costs and expenses. In October 2000, the defendants removed the action to the United States District Court for the Eastern District of New York, and thereafter filed a motion to dismiss. Plaintiffs filed a motion to remand the case to state court. In September 2001, the District Court issued a decision granting defendants' motion to dismiss and denying plaintiffs' motion to remand, and judgment was entered in favor of the defendants. In October 2001, plaintiffs filed a motion seeking leave to reopen the case for the purpose of filing an amended complaint. In addition, plaintiffs filed a new complaint in the District Court, alleging a similar class and similar facts. The new complaint asserts causes of action for violations of Federal securities laws in addition to the state law causes of action asserted in the previous complaint. In January 2002, the defendants filed a motion to dismiss the new action.

        Between June 2000 and December 2001 twelve lawsuits were filed in the state courts of Mississippi (the "Mississippi Actions") by more than 70 plaintiffs naming as defendants Equitable Life, EVLICO, EOC and various present and former individual sales agents associated with Equitable Life, EVLICO and/or EOC. The actions arise from the purchase by each of the plaintiffs of various types of life insurance policies from Equitable Life, EVLICO and/or EOC. The policies at issue include term, variable and whole life policies purchased as early as 1954. The actions allege misrepresentations in connection with the sale of life insurance policies including that the defendants misrepresented the stated number of years that premiums would need to be paid. Plaintiffs assert claims for breach of contract, fraud, fraudulent inducement, misrepresentation, conspiracy, negligent supervision and other tort claims. Plaintiffs seek unspecified compensatory and punitive damages. The parties are engaged in discovery in each of the pending actions.

        In October 2000, an action entitled American National Bank and Trust Company of Chicago, as trustee f/b/o Emerald Investments LP and Emerald Investments LP v. AXA Client Solutions, LLC; The Equitable Life Assurance Society of the United States; and AXA Financial, Inc. was commenced in the United States District Court for the Northern District of Illinois. The complaint alleges that the defendants (i) in connection with certain annuities issued by Equitable Life breached an agreement with the plaintiffs involving the execution of mutual fund transfers, and (ii) wrongfully withheld withdrawal charges in connection with the termination of such annuities. Plaintiffs seek unspecified lost profits and injunctive relief, punitive damages and attorneys' fees. Plaintiffs also seek return of the withdrawal charges. In February 2001, the District Court granted in part and denied in part defendants' motion to dismiss the complaint. In March 2001, plaintiffs filed an amended complaint. The District Court granted defendants' motion to dismiss AXA Client Solutions and the Holding Company from the amended complaint, and dismissed the conversion claims in June 2001. The District Court denied defendants' motion to dismiss the remaining claims. Equitable Life has answered the amended complaint.

        On September 12, 1997, the United States District Court for the Northern District of Alabama, Southern Division, entered an order certifying James Brown as the representative of a class consisting of "[a]ll African-Americans who applied but were not hired for, were discouraged from applying for, or would have applied for the position of Sales Agent in the absence of the discriminatory practices, and/or procedures in the [former] Southern Region of AXA Financial from May 16, 1987 to the present." The second amended complaint in James W. Brown, on behalf of others similarly situated v. The Equitable Life Assurance Society of the United States alleges, among other things, that Equitable Life discriminated on the basis of race against African-American applicants and potential applicants in hiring individuals as sales agents. Plaintiffs sought a declaratory judgment and affirmative and negative injunctive relief, including the payment of back-pay, pension and other compensation. The court referred the case to mediation, pursuant to which the parties reached a proposed settlement agreement in November 2000. In connection therewith, the case was dismissed in the United States District Court for the Northern District of Alabama, Southern Division and refiled in the United States District Court for the Northern District of Georgia, Atlanta Division. The final settlement required notice to be given to class members and was subject to court approval. A hearing was held in January 2002 and thereafter, an order was entered approving the settlement.

        In November 1997, an amended complaint was filed in Peter Fischel, et al. v. The Equitable Life Assurance Society of the United States alleging, among other things, that Equitable Life violated ERISA by eliminating certain alternatives pursuant to which agents of Equitable Life could qualify for health care coverage. In March 1999, the United States District Court for the Northern District of California entered an order certifying a class consisting of "[a]ll current, former and retired Equitable agents, who while associated with Equitable satisfied [certain alternatives] to qualify for health coverage or contributions thereto under applicable plans." Plaintiffs allege various causes of action under ERISA, including claims for enforcement of alleged promises contained in plan documents and for enforcement of agent bulletins, breach of a unilateral contract, breach of fiduciary duty and promissory estoppel. In June 2000, plaintiffs appealed to the Court of Appeals for the Ninth Circuit contesting the District Court's award of legal fees to plaintiffs' counsel in connection with a previously settled count of the complaint unrelated to the health benefit claims. In that appeal, plaintiffs have challenged the District Court's subject matter jurisdiction over the health benefit claims. Oral argument on this appeal was heard in November 2001. In May 2001, plaintiffs filed a second amended complaint which, among other things, alleges that Equitable Life failed to comply with plan amendment procedures and deletes the promissory estoppel claim. Equitable Life answered the complaint in June 2001. In September 2001, Equitable Life filed a motion for summary judgment on all of plaintiffs' claims, and plaintiffs filed a motion for partial summary judgment on all claims except their claim for breach of fiduciary duty.

        A putative class action entitled Stefanie Hirt, et al. v. The Equitable Retirement Plan for Employees, Managers and Agents, et al. was filed in the District Court for the Southern District of New York in August 2001 against The Equitable Retirement Plan for Employees, Managers and Agents (the "Retirement Plan") and The Officers Committee on Benefit Plans of Equitable Life, as Plan Administrator. The action was brought by five participants in the Retirement Plan and purports to be on behalf of "all Plan participants, whether active or retired, their beneficiaries and Estates, whose accrued benefits or pension benefits are based on the Plan's Cash Balance Formula." The complaint challenges the change, effective January 1, 1989, in the pension benefit formula from a final average pay formula to a cash balance formula. Plaintiffs allege that the change to the cash balance formula violates ERISA by reducing the rate of accruals based on age, failing to comply with ERISA's notice requirements and improperly applying the formula to retroactively reduce accrued benefits. The relief sought includes a declaration that the cash balance plan violates ERISA, an order enjoining the enforcement of the cash balance formula, reformation and damages. Defendants answered the complaint in October 2001.

        In September 1999, a complaint was filed in an action entitled R.S.M. Inc., et al. v. Alliance Capital Management L.P., et al. in the Chancery Court of the State of Delaware. The action was brought on behalf of a purported class of owners of limited partnership units of Alliance Capital Management Holding L.P. ("Alliance Holding") challenging the then-proposed reorganization of Alliance Holding. Named defendants include Alliance Holding, four Alliance Holding executives, the general partner of Alliance Holding and Alliance, which is a wholly owned indirect subsidiary of Equitable Life, and Alliance, which is the operating partnership whose units are not publicly traded. Equitable Life is obligated to indemnify the defendants for losses and expenses arising out of the litigation. Plaintiffs allege, inter alia, inadequate and misleading disclosures, breaches of fiduciary duties, and the improper adoption of an amended partnership agreement by Alliance Holding. The complaint seeks, inter alia, payment of unspecified money damages and an accounting of all benefits alleged to have been improperly obtained by the defendants. In August 2000, plaintiffs filed a first amended and supplemental class action complaint. The amended complaint alleges in connection with the reorganization that, inter alia, the partnership agreement of Alliance Holding was not validly amended, the reorganization of Alliance Holding was not validly effected, the information disseminated to holders of units of limited partnership interests in Alliance Holding was materially false and misleading, and the defendants breached their fiduciary duties by structuring the reorganization in a manner that was grossly unfair to plaintiffs. Plaintiffs seek declaratory, monetary and injunctive relief relating to the allegations contained in the amended complaint. In September 2000, all defendants other than Robert H. Joseph, Jr., filed an answer to the amended complaint denying the material allegations contained therein. In lieu of joining in the answer to the amended complaint, Mr. Joseph filed a motion to dismiss in September 2000. In November 2000, defendants, other than Mr. Joseph, filed a motion to dismiss the amended complaint. In December 2000, plaintiffs filed a motion for partial summary judgment on the claim that the Alliance Holding partnership agreement was not validly amended. In April 2001, the Chancery Court issued a decision granting in part and denying in part defendants' motion to dismiss; the claim alleging that the partnership agreement of Alliance Holding was not validly amended was one of the claims dismissed. In October 2001, a memorandum of understanding was executed, setting forth the terms of a settlement in principle, and in December 2001, a stipulation of settlement was filed with the Delaware Court of Chancery. The settlement is subject to a number of conditions, including preparation of definitive documentation and approval, after a hearing, by the Delaware Court of Chancery.

        Subsequent to the August 30, 2000 announcement of AXA's proposal to purchase the outstanding shares of AXA Financial common stock that it did not already own, the following fourteen putative class action lawsuits were commenced in the Delaware Court of Chancery: Fred Buff v. AXA Financial, Inc., et al., Sarah Wolhendler v. Claude Bebear, et al.; Jerome and Selma Stone v. AXA Financial, Inc., et al.; Louis Deranieri
        v. AXA Financial, Inc., et al.; Maxine Phillips v. AXA Financial, Inc., et al.; Ruth Ravnitsky v. AXA Financial, Inc., et al.; Richard Kager v. AXA Financial, Inc., et al.; Mortimer Cohen v. AXA Financial, Inc., et al.; Lee Koneche, et al. v. AXA Financial, Inc., et al.; Denver Employees Retirement Plan v. AXA Financial, Inc., et al.; Harry Hoffman
        v. AXA Financial, Inc., et al.; Joseph Villari v. AXA Financial, Inc., et al.; Max Boimal v. AXA Financial, Inc., et al.; and Jay Gottlieb v. AXA Financial, Inc., et al. AXA Financial, AXA, and directors and/or officers of AXA Financial are named as defendants in each of these lawsuits. The various plaintiffs each purport to represent a class consisting of owners of AXA Financial common stock and their successors in interest, excluding the defendants and any person or entity related to or affiliated with any of the defendants. They challenge the adequacy of the offer announced by AXA and allege that the defendants have engaged or will engage in unfair dealing, overreaching and/or have breached or will breach fiduciary duties owed to the minority shareholders of AXA Financial. The complaints seek declaratory and injunctive relief, an accounting, and unspecified compensatory damages, costs and expenses, including attorneys' fees. The Delaware suits have been consolidated under the name In re AXA Financial, Inc. Shareholders Litigation. A similar lawsuit was filed in the Supreme Court of the State of New York, County of New York, after the filing of the first Delaware action; it is captioned Harbor Finance Partners v. AXA Financial, Inc., et al. In December 2000, the parties to the Delaware suits reached a proposed agreement for settlement and executed a memorandum of understanding. Shortly thereafter, agreement was reached with the plaintiff in the New York suit to stay proceedings in New York and to participate in and be bound by the terms of the settlement of the Delaware suits. In November 2001, the parties filed a stipulation of settlement with the Delaware Court of Chancery. The settlement, which does not involve any payment by AXA Financial, is subject to conditions, including approval, after a hearing, by the Delaware Court of Chancery. The hearing on the settlement is scheduled for March 2002.

        Subsequent to the August 30, 2000 announcement of the proposed sale of DLJ, four putative class action lawsuits were filed in the Delaware Court of Chancery naming AXA Financial as one of the defendants and challenging the sale of DLJ because the transaction did not include the sale of DLJdirect tracking stock. These actions are captioned Irvin Woods, et al. v. Joe L. Roby, et al.; Thomas Rolle v. Joe L. Roby, et al.; Andrew Loguercio v. Joe L. Roby, et al.; and Robert Holschen v. Joe
        L. Roby, et al. The plaintiffs in these cases purport to represent a class consisting of the holders of DLJdirect tracking stock and their successors in interest, excluding the defendants and any person or entity related to or affiliated with any of the defendants. Named as defendants are AXA Financial, DLJ and the DLJ directors. The complaints assert claims for breaches of fiduciary duties, for violation of class members' voting rights under 8 Del. C. ss.242, and for breach of implied contractual promise, and seek an unspecified amount of compensatory damages and costs and expenses, including attorneys' fees. The parties in these cases have agreed to extend the time for defendants to respond to the complaints.

        Subsequent to the August 30, 2000 announcement of the proposed sale of DLJ, a putative class action lawsuit was filed in the United States District Court, Southern District of New York, captioned Siamac Sedighim
        v. Donaldson, Lufkin & Jenrette, Inc., et al. This action challenges the sale of DLJ (for omitting the DLJdirect tracking stock) and also alleges Federal securities law claims relating to the initial public offering of the DLJdirect tracking stock. The complaint alleges claims for violations of the securities laws, breaches of the fiduciary duties of loyalty, good faith and due care, aiding and abetting such breaches, and breach of contract. The plaintiff purports to represent a class consisting of: all purchasers of DLJdirect tracking stock in the initial public offering and thereafter (with respect to the securities law claims); and all owners of DLJdirect tracking stock who allegedly have been or will be injured by the sale of DLJ (with respect to all other claims). Named as defendants are AXA Financial, Equitable Life, AXA, DLJ, Donaldson, Lufkin & Jenrette Securities Corporation, Credit Suisse Group, Diamond Acquisition Corp., and DLJ's directors. The complaint seeks declaratory and injunctive relief, an unspecified amount of damages, and costs and expenses, including attorney's fees. In February 2001, defendants moved to dismiss the complaint and in October 2001, the court granted defendants' motion, dismissing all claims based on Federal law with prejudice and dismissing all claims based on state law on jurisdictional grounds, and entered judgment for the defendants. The plaintiffs did not file a notice of appeal, and their time to appeal has expired.

        In April 2001, a putative class action entitled David Uhrik v. Credit Suisse First Boston (USA), Inc., et al. was filed in Delaware Court of Chancery on behalf of the holders of CSFBdirect tracking stock (formerly known as DLJdirect tracking stock). Named defendants include AXA Financial, Credit Suisse First Boston (USA), Inc., the former directors of DLJ and the directors of Credit Suisse First Boston (USA), Inc. The complaint challenges the sale of DLJ common stock as well as the March 2001 offer by Credit Suisse to purchase the publicly owned CSFBdirect tracking stock for $4 per share and asserts claims for breaches of fiduciary duties and breach of contract. Plaintiffs seek injunctive relief, an unspecified amount of compensatory damages, and costs and expenses, including attorneys' fees. The Uhrik action, along with the actions captioned Irvin Woods, et al. v. Joe L. Roby, et al.; Thomas Rolle v. Joe L. Roby, et al.; Andrew Loguercio v. Joe L. Roby, et al.; and Robert Holschen v. Joe. L. Roby, et al., are among the actions that have been consolidated under the caption In re CSFBdirect Tracking Stock Shareholders Litigation. In May 2001, the Delaware Court of Chancery ordered that the Uhrik complaint be the operative complaint in the consolidated actions. A memorandum of understanding outlining the terms of a proposed settlement was executed in July 2001. It is anticipated that a stipulation of settlement will be filed with the Delaware Court of Chancery in or before March 2002. The proposed settlement, which does not involve any payment by AXA Financial, is subject to a number of conditions, including confirmatory discovery and approval, after a hearing, by the Delaware Court of Chancery.

        In April 2001, an amended class action complaint entitled Miller, et al.
        v. Mitchell Hutchins Asset Management, Inc., et al. was filed in Federal District Court in the Southern District of Illinois against Alliance, Alliance Fund Distributors, Inc. ("AFD"), a wholly owned subsidiary of Alliance, and other defendants alleging violations of the Investment Company Act of 1940, as amended ("ICA"), and breaches of common law fiduciary duty. The allegations in the amended complaint concern six mutual funds with which Alliance has investment advisory agreements, including Premier Growth Fund, Alliance Health Care Fund, Alliance Growth Fund, Alliance Quasar Fund, Alliance Fund and Alliance Disciplined Value Fund. The amended complaint alleges principally that
        (i) certain advisory agreements concerning these funds were negotiated, approved, and executed in violation of the ICA, in particular because certain directors of these funds should be deemed interested under the ICA; (ii) the distribution plans for these funds were negotiated, approved, and executed in violation of the ICA; and (iii) the advisory fees and distribution fees paid to Alliance and AFD, respectively, are excessive and, therefore, constitute a breach of fiduciary duty. Alliance and AFD believe that plaintiffs' allegations are without merit and intend to vigorously defend against these allegations. At the present time, management of Alliance and AFD are unable to estimate the impact, if any, that the outcome of this action may have on Alliance's results of operations or financial condition.

        On December 7, 2001 a complaint entitled Benak v. Alliance Capital Management L.P. and Alliance Premier Growth Fund ("Benak Complaint") was filed in Federal District Court in the District of New Jersey against Alliance and Alliance Premier Growth ("Premier Growth Fund") alleging violation of the ICA. The principal allegations of the Benak Complaint are that Alliance breached its duty of loyalty to Premier Growth Fund because one of the directors of the General Partner of Alliance served as a director of Enron Corp. ("Enron") when Premier Growth Fund purchased shares of Enron and as a consequence thereof, the investment advisory fees paid to Alliance by Premier Growth Fund should be returned as a means of recovering for Premier Growth Fund the losses plaintiff alleges were caused by the alleged breach of the duty of loyalty. Plaintiff seeks recovery of fees paid by Premier Growth Fund to Alliance during the twelve months preceding the lawsuit. On December 21, 2001 a complaint entitled Roy v. Alliance Capital Management L.P. and Alliance Premier Growth Fund ("Roy Complaint") was filed in Federal District Court in the Middle District of Florida, Tampa Divisions, against Alliance and Premier Growth Fund. The allegations and relief sought in the Roy Complaint are virtually identical to the Benak Complaint. On December 26, 2001 a compliant entitled Roffe v. Alliance Capital Management L.P. and Alliance Premier Growth Fund ("Roffe Complaint") was filed in the Federal District Court in the District of New Jersey against Alliance and Premier Growth Fund. The allegations and relief sought in the Roffe Complaint are virtually identical to the Benak Complaint. On February 14, 2002, a complaint entitled Tatem v. Alliance Capital Management L.P. and Alliance Premier Growth Fund ("Tatem Complaint") was filed in the Federal District Court in the District of New Jersey against Alliance and Premier Growth Fund. The allegations and relief sought in the Tatem Complaint are virtually identical to the Benak Complaint. Alliance believes the plaintiffs' allegations in the Benak Complaint, Roy Complaint, Roffe Complaint and Tatem Complaint are without merit and intends to vigorously defend against these allegations. At the present time Alliance's management is unable to estimate the impact, if any, that the outcome of these actions may have on Alliance's results of operations or financial condition.

        Although the outcome of litigation generally cannot be predicted with certainty, the Company's management believes that (i) the settlement of the Brown, R.S.M., In re AXA Financial, Inc. Shareholders Litigation and the Uhrik litigations will not have a material adverse effect on the consolidated financial position or results of operations of the Company and (ii) the ultimate resolution of the other litigations described above should not have a material adverse effect on the consolidated financial position of the Company. The Company's management cannot make an estimate of loss, if any, or predict whether or not any of such other litigations described above will have a material adverse effect on the Company's consolidated results of operations in any particular period.

        In addition to the matters previously reported and those described above, the Holding Company, the Company and their subsidiaries are involved in various legal actions and proceedings in connection with their businesses. Some of the actions and proceedings have been brought on behalf of various alleged classes of claimants and certain of these claimants seek damages of unspecified amounts. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on the Company's consolidated financial position or results of operations.

        However, it should be noted that the frequency of large damage awards, including large punitive damage awards that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions, continues to create the potential for an unpredictable judgment in any given matter.

16)     LEASES

        The Company has entered into operating leases for office space and certain other assets, principally information technology equipment and office furniture and equipment. Future minimum payments under noncancelable operating leases for 2002 and the four successive years are $114.6 million, $107.3 million, $112.9 million, $100.5 million, $84.4 million and $921.0 million thereafter. Minimum future sublease rental income on these noncancelable operating leases for 2002 and the four successive years is $6.0 million, $4.6 million, $4.6 million, $4.6 million, $3.1 million and $21.1 million thereafter.

        At December 31, 2001, the minimum future rental income on noncancelable operating leases for wholly owned investments in real estate for 2002 and the four successive years is $80.3 million, $86.8 million, $82.9 million, $77.0 million, $75.4 million and $601.6 million thereafter.

        The Company has entered into capital leases for certain information technology equipment. Future minimum payments under noncancelable capital leases for 2002 and the three successive years are $4.9 million, $4.6 million, $2.7 million and $.9 million.

17)    INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

        Equitable Life is restricted as to the amounts it may pay as dividends to the Holding Company. Under the New York Insurance Law, a domestic life insurer may, without prior approval of the Superintendent, pay a dividend to its shareholders not exceeding an amount calculated based on a statutory formula. This formula would permit Equitable Life to pay shareholder dividends not greater than $544.0 million during 2002. Payment of dividends exceeding this amount requires the insurer to file notice of its intent to declare such dividends with the Superintendent who then has 30 days to disapprove the distribution. For 2001, 2000 and 1999, the Insurance Group statutory net income totaled $547.7 million, $1,068.6 million and $547.0 million, respectively. Statutory surplus, capital stock and Asset Valuation Reserve ("AVR") totaled $6,100.4 million and $6,226.5 million at December 31, 2001 and 2000, respectively. In 2001, 2000 and 1999, respectively, $1.7 billion, $250.0 million and $150.0 million in dividends were paid to the Holding Company by Equitable Life.

        At December 31, 2001, the Insurance Group, in accordance with various government and state regulations, had $23.5 million of securities deposited with such government or state agencies.

        In 1998 the National Association of Insurance Commissioners ("NAIC") approved a codification of statutory accounting practices ("Codification"), which provides regulators and insurers with uniform statutory guidance, addressing areas where statutory accounting previously was silent and changing certain existing statutory positions. Equitable Life and EOC became subject to Codification rules for all state filings upon adoption of Codification by the respective states.

        On December 27, 2000, an emergency rule was issued by the New York Insurance Department ("NYID"), which adopted Codification in New York effective on January 1, 2001 except where the guidance conflicted with New York Law. Equitable Life is required to prepare the Quarterly and Annual Statements and Audited financial statements in accordance with New York rules and regulations which are filed in all states. Differences between the New York regulations and Codification consist of the accounting for deferred taxes and goodwill.

        The implementation of Codification resulted in a $1,630.9 million increase to surplus and capital stock, principally due to the $1,660.8 million valuation adjustment related to Alliance.

        The NYID is currently expected to adopt Codification's accounting for deferred income taxes and goodwill effective in 2002. The impact of adopting the deferred tax accounting is estimated to be a $363.6 million decrease to surplus and capital stock at December 31, 2001.

        The application of the Codification rules as adopted by the State of Colorado had no significant effect on Equitable Life or EOC.

        The NYID requires quarterly disclosure reconciling both net income and capital and surplus between practices prescribed and permitted by the State of New York and the January 1, 2001 NAIC Accounting Practices and Procedures manual. The 2001 reconciliation for Equitable Life follows:

                                                                                    DECEMBER 31,
                                                                                       2001
                                                                                 -----------------
                                                                                   (IN MILLIONS)

        Net Income, State of New York basis ................................        $    543.7
        Prescribed Practices ...............................................              --
        Permitted Practices ................................................              --
                                                                                    ----------

        Net Income, NAIC Basis .............................................        $    543.7
                                                                                    ==========

        Statutory surplus and capital stock, State of New York basis .......        $  5,446.0
        Prescribed Practices:
            Deferred tax liability .........................................            (363.6)
        Permitted practices ................................................              --
                                                                                    ----------

        Statutory Surplus and Capital Stock, NAIC Basis ....................        $  5,082.4
                                                                                    ==========

        The differences between statutory surplus and capital stock determined in accordance with Statutory Accounting Principles ("SAP") and total shareholders' equity under GAAP are primarily: (a) the inclusion in SAP of an AVR intended to stabilize surplus from fluctuations in the value of the investment portfolio; (b) future policy benefits and policyholders' account balances under SAP differ from GAAP due to differences between actuarial assumptions and reserving methodologies;
        (c) certain policy acquisition costs are expensed under SAP but deferred under GAAP and amortized over future periods to achieve a matching of revenues and expenses; (d) Federal income taxes are generally accrued under SAP based upon revenues and expenses in the Federal income tax return while under GAAP deferred taxes provide for timing differences between recognition of revenues and expenses for financial reporting and income tax purposes; (e) the valuation of assets under SAP and GAAP differ due to different investment valuation and depreciation methodologies, as well as the deferral of interest-related realized capital gains and losses on fixed income investments; (f) the valuation of the investment in Alliance and Alliance Holding under SAP reflects a portion of the market value appreciation rather than the equity in the underlying net assets as required under GAAP; (g) the provision for future losses of the discontinued Wind-Up Annuities business is only required under GAAP; (h) reporting the surplus notes as a component of surplus in SAP but as a liability in GAAP; (i) computer software development costs are capitalized under GAAP but expensed under SAP; and
        (j) certain assets, primarily pre-paid assets, are not admissible under SAP but are admissible under GAAP.

        Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from GAAP. The following reconciles the Insurance Group's statutory change in surplus and capital stock and statutory surplus and capital stock determined in accordance with accounting practices prescribed by the NYID with net earnings and equity on a GAAP basis.

                                                                                  2001              2000              1999
                                                                               ----------        ----------        ----------
                                                                                               (IN MILLIONS)
        Net change in statutory surplus and
          capital stock ..............................................         $    104.1        $  1,321.4        $    848.8
        Change in asset valuation reserves ...........................             (230.2)           (665.5)             (6.3)
                                                                               ----------        ----------        ----------
        Net change in statutory surplus, capital stock
          and asset valuation reserves ...............................             (126.1)            655.9             842.5
        Adjustments:
          Future policy benefits and policyholders'
            account balances .........................................              278.7             262.6             (80.4)
          DAC ........................................................              458.5             469.1             198.2
          Deferred Federal income taxes ..............................             (354.8)           (127.3)           (154.3)
          Valuation of investments ...................................               67.9            (134.8)             21.5
          Valuation of investment subsidiary .........................           (1,507.9)            (29.2)           (133.6)
          Limited risk reinsurance ...................................               --                --               128.4
          Dividends paid to the AXA Financial ........................            1,700.0             250.0             150.0
          Capital contribution .......................................               --                --              (470.8)
          Stock option expense related to AXA's minority
            interest acquisition .....................................               --              (493.9)             --
          Other, net .................................................              135.8             448.8             253.8
          GAAP adjustments of Other Discontinued
            Operations ...............................................               (5.1)             54.3              51.3
                                                                               ----------        ----------        ----------
        Net Earnings of the Insurance Group ..........................         $    647.0        $  1,355.5        $    806.6
                                                                               ==========        ==========        ==========


                                                                                                DECEMBER 31,
                                                                               ----------------------------------------------
                                                                                  2001              2000              1999
                                                                               ----------        ----------        ----------
                                                                                               (IN MILLIONS)
        Statutory surplus and capital stock ..........................         $  5,446.0        $  5,341.9        $  4,020.5
        Asset valuation reserves .....................................              654.4             884.6           1,550.1
                                                                               ----------        ----------        ----------
        Statutory surplus, capital stock and asset
          valuation reserves .........................................            6,100.4           6,226.5           5,570.6
        Adjustments:
          Future policy benefits and policyholders'
            account balances .........................................           (1,120.7)         (1,399.4)         (1,662.0)
          DAC ........................................................            5,513.7           5,128.8           4,928.6
          Deferred Federal income taxes ..............................           (1,252.2)           (640.7)           (223.5)
          Valuation of investments ...................................              635.9             140.2            (717.3)
          Valuation of investment subsidiary .........................           (2,590.8)         (1,082.9)         (1,891.7)
          Limited risk reinsurance ...................................               --                --               (39.6)
          Issuance of surplus notes ..................................             (539.4)           (539.1)           (539.1)
          Other, net .................................................              942.6             776.2             501.5
          GAAP adjustments of Other Discontinued
            Operations ...............................................             (123.8)           (164.3)           (160.0)
                                                                               ----------        ----------        ----------
        Equity of the Insurance Group ................................         $  7,565.7        $  8,445.3        $  5,767.5
                                                                               ==========        ==========        ==========

18)     BUSINESS SEGMENT INFORMATION

        The Company's operations consist of Insurance and Investment Services. The Company's management evaluates the performance of each of these segments independently and allocates resources based on current and future requirements of each segment.

        The Insurance segment offers a variety of traditional, variable and interest-sensitive life insurance products, disability income, annuity products, mutual fund and other investment products to individuals and small groups. It also administers traditional participating group annuity contracts with conversion features, generally for corporate qualified pension plans, and association plans which provide full service retirement programs for individuals affiliated with professional and trade associations. This segment includes Separate Accounts for individual insurance and annuity products.

        The Investment Services segment principally includes Alliance. Alliance provides diversified investment management and related services globally to a broad range of clients including: (a) institutional clients, including pension funds, endowments and domestic and foreign financial institutions, (b) private clients, including high net worth individuals, trusts and estates and charitable foundations, (c) individual investors, principally through a broad line of mutual funds, and (d) institutional investors by means of in-depth research, portfolio strategy and other services. This segment also includes institutional Separate Accounts that provide various investment options for large group pension clients, primarily defined benefit and contribution plans, through pooled or single group accounts.

        Intersegment investment advisory and other fees of approximately $116.6 million, $153.2 million and $75.6 million for 2001, 2000 and 1999, respectively, are included in total revenues of the Investment Services segment.

        The following tables reconcile segment revenues and earnings from continuing operations before Federal income taxes to total revenues and earnings as reported on the consolidated statements of earnings and segment assets to total assets on the consolidated balance sheets, respectively.


                                                          2001             2000          1999
                                                      ------------    ------------    -----------
                                                                      (IN MILLIONS)
        SEGMENT REVENUES:
        Insurance ...............................     $    4,763.3    $    4,681.9    $   5,179.4
        Investment Services .....................          2,994.4         4,672.5        2,163.8
        Consolidation/elimination ...............            (90.0)         (113.2)         (23.5)
                                                      ------------    ------------    -----------
        Total Revenues ..........................     $    7,667.7    $    9,241.2    $   7,319.7
                                                      ============    ============    ===========


        SEGMENT EARNINGS (LOSS) FROM CONTINUING
          OPERATIONS BEFORE FEDERAL INCOME
          TAXES AND MINORITY INTEREST:
        Insurance ...............................     $      707.5    $     (192.5)   $     555.7
        Investment Services .....................            585.4         2,778.0          754.2
                                                      ------------    ------------    -----------
        Total Earnings from Continuing Operations
           before Federal Income Taxes and
           Minority Interest ....................     $    1,292.9    $    2,585.5    $   1,309.9
                                                      ============    ============    ===========

                                                          2001             2000          1999
                                                      ------------    ------------    -----------
                                                                      (IN MILLIONS)
        ASSETS:
        Insurance ...............................     $   84,568.9    $   88,641.1    $  86,840.1
        Investment Services .....................         15,808.8        16,807.2       12,961.7
        Consolidation/elimination ...............            (94.4)          (57.1)          (8.9)
                                                      ------------    ------------    -----------
        Total Assets ............................     $  100,283.3    $  105,391.2    $  99,792.9
                                                      ============    ============    ===========

19)     QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

        The quarterly results of operations for 2001 and 2000 are summarized below:

                                                                    THREE MONTHS ENDED

                                       -------------------------------------------------------------------------
                                          MARCH 31           JUNE 30           SEPTEMBER 30          DECEMBER 31
                                       -------------      -------------       ------------         -------------
                                                                      (IN MILLIONS)
        2001
        Total Revenues................ $     2,023.1      $     1,898.6       $    1,804.8         $    1,941.2
                                       =============      =============       ============         ============

        Earnings from Continuing
          Operations.................. $       227.1      $       120.3       $      119.2         $      140.0
                                        =============      =============       ============         ============

        Net Earnings.................. $       233.6      $       118.5       $      118.7         $      176.2
                                       =============      =============       ============         ============
        2000
        Total Revenues................ $     1,898.9      $     1,954.5       $    1,982.9         $    3,404.9
                                       =============      =============       ============         ============
        Earnings from Continuing
          Operations.................. $       226.6      $       256.9       $       70.5         $      742.9
                                       =============      =============       ============         ============
        Net Earnings.................. $       221.7      $       255.4       $       70.5         $      807.9
                                       =============      =============       ============         ============

20)     ACCOUNTING FOR STOCK-BASED COMPENSATION

        The Holding Company sponsors a stock incentive plan for employees of Equitable Life. Alliance sponsors its own stock option plans for certain employees. The Company has elected to continue to account for stock-based compensation using the intrinsic value method prescribed in APB No. 25. Had compensation expense as related to options awarded under AXA Financial's Stock Incentive Plans been determined based on SFAS No. 123's fair value based method, including the cost of the amendments and modifications made in connection with AXA's acquisition of the minority interest in the Holding Company, the Company's pro forma net earnings for 2001, 2000 and 1999 would have been $624.8 million, $1,627.3 million and $757.1 million, respectively.

        In conjunction with approval of the agreement for AXA's acquisition of the minority interest in the Holding Company's Common Stock, generally all outstanding options awarded under the 1997 and 1991 Stock Incentive Plans were amended to become immediately and fully exercisable pursuant to their terms upon expiration of the initial tender offer. In addition, the agreement provided that at the effective time of the merger, the terms of all outstanding options granted under those Plans would be further amended and converted into options of equivalent intrinsic value to acquire a number of AXA ordinary shares in the form of ADRs. Also pursuant to the agreement, holders of non-qualified options were provided with an alternative to elect cancellation of those options at the effective time of the merger in exchange for a cash payment from the Holding Company. For the year ended December 31, 2000, the Company recognized compensation expense of $493.9 million, representing the cost of these Plan amendments and modifications offset by an addition to capital in excess of par value.

        Beginning in 2001, under the 1997 Stock Incentive Plan, the Holding Company can issue options to purchase AXA ADRs. The options, which include Incentive Stock Options and Nonstatutory Stock Options, are issued at the fair market value of the AXA ADRs on the date of grant. Generally, one-third of stock options granted vest and become exercisable on each of the first three anniversaries of the date such options were granted. Options are currently exercisable up to 10 years from the date of grant.

        Following completion of the merger of AXA Merger with and into the Holding Company, certain employees exchanged AXA ADR options for tandem Stock Appreciation Rights ("SARs") and at-the-money AXA ADR options of equivalent intrinsic value. The maximum obligation for the SARs is $73.3 million, based upon the underlying price of AXA ADRs at January 2, 2001, the closing date of the aforementioned merger. The Company recorded a reduction in the SARs liability of $63.2 million for 2001, reflecting the variable accounting for the SARs, based on the change in the market value of AXA ADRs for the period ended December 31, 2001.

        The Black-Scholes option pricing model was used in determining the fair values of option awards used in the pro-forma disclosures above. The option pricing assumptions for 2001, 2000 and 1999 follow:


                                       HOLDING COMPANY                           ALLIANCE
                           -----------------------------------------   ------------------------------
                             2001(1)          2000         1999          2001      2000       1999
                           -------------  ------------- ------------   -------------------- ---------

        Dividend yield....    1.52%          0.32%         0.31%         5.80%     7.20%     8.70%

        Expected
          volatility......     29%            28%           28%           33%       30%       29%

        Risk-free interest
          rate............    4.98%          6.24%         5.46%         4.5%      5.90%     5.70%

        Expected life
          in years........      5              5             5            7.2       7.4        7

        Weighted average
          fair value per
          option at
          grant-date......    $9.42          $11.08       $10.78         $9.23     $8.32     $3.88

        (1) Beginning in 2001, the option pricing assumptions reflect options granted by the Holding Company representing rights to acquire AXA ADRs.

        A summary of the activity in the option shares of the Holding Company and Alliance's option plans follows, including information about options outstanding and exercisable at December 31, 2001. Outstanding options at January 2, 2001 to acquire AXA ADRs reflect the conversion of 11.5 million share options of the Holding Company that remained outstanding following the above-described cash settlement made pursuant to the agreement for AXA's acquisition of the minority interest in the Holding Company's Common Stock. All information presented below as related to options to acquire AXA ADRs gives appropriate effect to AXA's May 2001 four-for-one stock split and the related changes in ADR parity for each Holding Company share option:



                                                       HOLDING COMPANY                         ALLIANCE
                                             ------------------------------------   --------------------------------
                                                  Common
                                                   Stock            Weighted                           Weighted
                                                    and             Average                            Average
                                                  AXA ADRs          Exercise            Units          Exercise
                                               (In Millions)         Price          (In Millions)       Price
                                             -------------------  ---------------   -------------- -----------------
        Holding Company Option Shares:
        Balance as of
          December 31, 1998................       21.4              $22.00               12.3          $14.92
          Granted..........................        4.3              $31.70                2.0          $30.18
          Exercised........................       (2.4)             $13.26               (1.5)         $ 9.51
          Forfeited........................        (.6)             $24.29                (.3)         $17.79
                                             -------------------                    --------------

        Balance as of
          December 31, 1999................       22.7              $24.60               12.5          $17.95
          Granted..........................        6.5              $31.06                4.7          $50.93
          Exercised........................       (4.5)             $18.57               (1.7)         $10.90
          Forfeited........................       (1.2)             $26.15                (.1)         $26.62
                                             -------------------                    --------------

        Balance as of
          December 31, 2000................       23.5              $27.20               15.4          $28.73
                                             ===================  ==============

        AXA ADR Option Shares:
        Balance as of January 2, 2001......       18.3              $21.65
          Granted..........................       17.0              $31.55                2.5          $50.34
          Exercised........................       (2.2)             $11.57               (1.7)         $13.45
          Forfeited........................       (3.1)             $32.02                (.3)         $34.33
                                             -------------------                    --------------

        Balance as of
          December 31, 2001................       30.0              $26.89               15.9          $33.58
                                             ===================                    ==============

        Information about options outstanding and exercisable at December 31, 2001 follows:



                                            Options Outstanding                            Options Exercisable
                             ---------------------------------------------------   -------------------------------------
                                                   Weighted
                                                    Average         Weighted                               Weighted
              Range of             Number          Remaining        Average             Number              Average
              Exercise          Outstanding       Contractual       Exercise          Exercisable          Exercise
               Prices          (In Millions)     Life (Years)        Price           (In Millions)           Price
        --------------------------------------- ---------------- ---------------   ------------------   ----------------
              AXA ADRs
        ----------------------
        $ 6.325  - $ 9.01            1.9               2.25           $ 6.75              1.9                $ 6.75
        $10.195  - $14.30            2.2               5.69           $13.32              2.2                $13.34
        $15.995  - $22.84            5.2               7.29           $18.87              4.4                $18.74
        $26.095  - $33.025          15.7               6.58           $30.97              2.6                $26.78
        $36.03                       5.0               7.48           $36.03              5.0                $36.03
                              -----------------                                    ------------------
        $ 6.325  - $36.03           30.0               6.51           $26.89             16.1                $23.24
                              =================                                    ==================

              Alliance
        ----------------------
        $   7.97 - $18.78            4.7               4.20           $12.92              4.3                $12.48
        $  22.50 - $27.31            2.5               6.94           $26.29              1.4                $26.30
        $  30.25 - $46.78            1.7               7.93           $30.30               .6                $30.25
        $  48.50 - $50.56            4.9               9.18           $49.36               .5                $48.50
        $  51.10 - $58.50            2.1               8.95           $53.78               .5                $53.75
                              -----------------                                    ------------------
        $   7.97 - $58.50           15.9               7.20           $33.57              7.3                $21.42
                              =================                                    ==================

        The Company's ownership interest in Alliance will continue to be reduced upon the exercise of unit options granted to certain Alliance employees. Options are exercisable over a period of up to ten years.

        In 1997, Alliance Holding established a long-term incentive compensation plan under which grants are made to key employees for terms established by Alliance Holding at the time of grant. These awards include options, restricted Alliance Holding units and phantom restricted Alliance Holding units, performance awards, other Alliance Holding unit based awards, or any combination thereof. At December 31, 2001, approximately
        12.4 million Alliance Holding units of a maximum 40.0 million units were subject to options granted and 25,500 Alliance Holding units were subject to awards made under this plan.

21)     RELATED PARTY TRANSACTIONS

        Beginning January 1, 2000, the Company reimburses the Holding Company for expenses relating to the Excess Retirement Plan, Supplemental Executive Retirement Plan and certain other employee benefit plans that provide participants with medical, life insurance, and deferred compensation benefits. Such reimbursement was based on the cost to the Holding Company of the benefits provided which totaled $19.1 million and $16.0 million, respectively, for 2001 and 2000.

        The Company paid $590.5 million and $678.9 million, respectively, of commissions and fees to AXA Distribution and its subsidiaries for sales of insurance products for 2001 and 2000. The Company charged AXA Distribution's subsidiaries $522.6 million and $395.0 million, respectively, for their applicable share of operating expenses for 2001 and 2000, pursuant to the Agreements for Services.

        In September 2001, Equitable Life loaned $400.0 million to AXA Insurance Holding Co. Ltd., a subsidiary of AXA. This investment has an interest rate of 5.89% and matures on June 15, 2007. All payments, including interest payable semi-annually, are guaranteed by AXA.

        Both Equitable Life and Alliance, along with other AXA affiliates, participate in certain cost sharing and servicing agreements which include technology and professional development arrangements. Payments by Equitable Life and Alliance to AXA totaled approximately $12.7 million in 2001.

        Commissions, fees and other income includes certain revenues for services provided to mutual funds managed by Alliance described below:

                                                                  2001               2000               1999
                                                            -----------------   ----------------  ------------------
                                                                                 (IN MILLIONS)
       Investment advisory and services fees..............   $     1,088.2       $     1,021.8     $       895.8
       Distribution revenues..............................           544.6               621.6             441.8
       Shareholder servicing fees.........................            87.2                85.6              62.3
       Other revenues.....................................            11.0                11.6               9.9
       Brokerage..........................................             9.0                 1.7               --


22)      PRO FORMA FINANCIAL INFORMATION (UNAUDITED)

        Assuming the Bernstein acquisition had occurred on January 1, 1999, revenues for the Company would have been $8.79 billion and $7.05 billion for 2000 and 1999, respectively, on a pro forma basis. The impact of the acquisition on net earnings on a pro-forma basis would not have been material.

        This pro forma financial information does not necessarily reflect the results of operations that would have resulted had the Bernstein acquisition actually occurred on January 1, 1999, nor is the pro forma financial information necessarily indicative of the results of operations that may be achieved for any future period.

Appendix A

--------------------------------------------------------------------------------


DIRECTORS AND PRINCIPAL OFFICERS

Set forth below is information about our directors and, to the extent they are responsible for variable life insurance operations, our principal officers. Unless otherwise noted, their address is 1290 Avenue of the Americas, New York, New York 10104.





DIRECTORS
-----------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL BUSINESS
 ADDRESS                          BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------------
FRANCOISE COLLOC'H
-----------------------------------------------------------------------------------------------------------------------------------
AXA                               Member of the Management Board (January 2000 to present); Group Executive President, Human
25 Avenue Matignon                Resources, Communication and Synergies (January 2000 to present); Senior Executive Vice
75008 Paris, France               President, Human Resources and Communications, AXA (January 1997 to present); prior thereto,
                                  Executive Vice President, Culture-Management-Communication (1993 to January 1997); and
                                  various positions with AXA affiliated companies; Member, Executive Committee, AXA
                                  (January 1997 to January 2000); Director, AXA Financial, Inc. (December 1996 to present).
-----------------------------------------------------------------------------------------------------------------------------------
HENRI DE CASTRIES
-----------------------------------------------------------------------------------------------------------------------------------
AXA                               Director of Equitable Life (since September 1993). Chairman of the Board of AXA Financial
25 Avenue Matignon                (since April 1998); Vice Chairman (February 1996 to April 1998). Chairman of the Management Board
75008 Paris, France               and Chief Executive Officer of AXA (since May 2000), Vice Chairman of AXA's Management Board
                                  (January 2000 to May 2000). Prior thereto, Senior Executive Vice President, Financial Services and Life Insurance Activities in the United States, Germany, the United Kingdom and Benelux
                                  (1997 to 1999); Executive Vice President, Financial Services and Life Insurance Activities
                                  (1993 to 1997) of AXA. Director or officer of various subsidiaries and affiliates of the AXA
                                  Group. Director of Alliance Capital Management Corporation, the general partner of Alliance
                                  Holding and Alliance. A former Director of Donaldson, Lufkin & Jenrette ("DLJ") from July 1993 to November 2000.
-----------------------------------------------------------------------------------------------------------------------------------
CLAUS-MICHAEL DILL
-----------------------------------------------------------------------------------------------------------------------------------
AXA Konzern AG                    Director of Equitable Life (since May 2000). Chairman of the Management Board of AXA Konzern AG
Gereonsdriesch 9-11               (since June 1999). Member of the AXA Group Management Board since April 1999. Prior thereto,
50670 Cologne, Germany            member of the Holding Management Board of Gerling-Konzern in Cologne (1995 to April 1999).
                                  Chairman of the Management Board of AXA Versicherung AG, AXA Lebensversicherung AG and
                                  AXA Service AG Lebensversicherungs-Management AG (since June 1999). Director of AXA Financial
                                  (since May 2000).
-----------------------------------------------------------------------------------------------------------------------------------
JOSEPH L. DIONNE
-----------------------------------------------------------------------------------------------------------------------------------
198 N. Wilton Road                Director of Equitable Life (since May 1982). Retired Chairman of The McGraw-Hill Companies (since
New Canaan, CT 06840              January 2000); prior thereto, Chairman (April 1988 to January 2000) and Chief Executive Officer
                                  (April 1983 to April 1998). Director of Harris Corporation and Ryder System, Inc. Director of
                                  AXA Financial, Inc. (since May, 1992). He retired as a Director of McGraw-Hill Companies in
                                  April 2000.
-----------------------------------------------------------------------------------------------------------------------------------
DENIS DUVERNE
-----------------------------------------------------------------------------------------------------------------------------------
AXA                               Director of Equitable Life (since February 1998). Executive Vice President, International
25, Avenue Matignon               (US-UK-Benelux) AXA and member of AXA Executive Board (since January, 2000). Director, Alliance
75008 Paris, France               (since February 1996) and various AXA affiliated companies. Former Director of DLJ (February
                                  1997 to November 2000).
-----------------------------------------------------------------------------------------------------------------------------------
JEAN-RENE FOURTOU
-----------------------------------------------------------------------------------------------------------------------------------
Aventis                           Director of Equitable Life (since July 1992). Vice Chairman of the Management Board of Aventis
46 quai de la Rapee               (since December 1999). Prior thereto, Chairman and Chief Executive Officer of Rhone-Poulenc,
75601 Paris Cedex 12              S.A. (1986 to December 1999). Member of the Supervisory Board of AXA. Director of Schneider
France                            Electric, Rhodia, and Pernod-Ricard and European Aeronautic Defense and Space Company. Former
                                  Member of the Consulting Council of Banque de France. Director, AXA Financial (since July, 1992).
-----------------------------------------------------------------------------------------------------------------------------------


                                                                            A(1)

DIRECTORS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL BUSINESS
 ADDRESS                          BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------------
NORMAN C. FRANCIS
-----------------------------------------------------------------------------------------------------------------------------------
Xavier University of Louisiana    Director of Equitable Life (since March 1989). President of Xavier University of Louisiana;
7325 Palmetto Street              Director and Chairman of the Board, Liberty Bank and Trust, New Orleans, LA, Piccadilly
New Orleans, LA 70125             Cafeterias, Inc., and Entergy Corporation. Former Director of First National Bank of Commerce and
                                  Piccadilly Cafeterias, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
DONALD J. GREENE
-----------------------------------------------------------------------------------------------------------------------------------
LeBoeuf, Lamb, Greene & MacRae    Director of Equitable Life (since July 1991). Of Counsel, LeBoeuf, Lamb, Greene & MacRae (since
125 West 55th Street              1999). Prior thereto, Partner of the firm (1965 to 1999). Director of AXA Financial (since May
New York, NY 10019-4513           1992). Director of Associated Electric and Gas Insurance Services and AXIS Specialty Insurance
                                  Company since 2001.
-----------------------------------------------------------------------------------------------------------------------------------
JOHN T. HARTLEY
-----------------------------------------------------------------------------------------------------------------------------------
1025 NASA Boulevard               Director of Equitable Life (since August 1987). Retired as Director in 2000. Director of
Melbourne, FL 32919               AXA Financial (since May 1992); Director of the McGraw Hill Companies.
-----------------------------------------------------------------------------------------------------------------------------------
JOHN H.F. HASKELL JR.
-----------------------------------------------------------------------------------------------------------------------------------
UBS Warburg LLC                   Director of Equitable Life (since July 1992); Director of AXA Financial (since July 1992);
299 Park Avenue                   Senior Advisor of UBS Warburg LLC (formerly Warburg Dillon Read LLC) (since 1999); Director
New York, NY 10171                (until 2000); Prior thereto, Managing Director and member of its Board of Directors (1975-1999);
                                  Chairman, Supervisory Board, Dillon Read (France) Gestion (until 1998); Director, Pall
                                  Corporation (since November 1998).
-----------------------------------------------------------------------------------------------------------------------------------
MARY (NINA) HENDERSON
-----------------------------------------------------------------------------------------------------------------------------------
425 E. 86th Street, Apt. 12-C     Director of Equitable Life (since December 1996). Retired Corporate Vice President, Core Business
New York, NY 10028                Development of Bestfoods (from June 1999 until December 2000). Prior thereto, President, Bestfoods
                                  Grocery (formerly CPC International, Inc.) and Vice President, Bestfoods (1997 to 1999).
                                  President, Bestfoods Specialty Markets Group (1993 to 1997); Director, Hunt Corporation, PACTIV
                                  Corporation and the "Shell" Transport and Trading Company, plc. Director, AXA Financial (since
                                  December 1996).
-----------------------------------------------------------------------------------------------------------------------------------
W. EDWIN JARMAIN
-----------------------------------------------------------------------------------------------------------------------------------
Jarmain Group Inc.                Director of Equitable Life (since July 1992). President, Jarmain Group Inc. (since 1979); and
77 King Street West               officer or director of several affiliated companies. Director, AXA Insurance (Canada),
Suite 4545                        Anglo-Canada General Insurance Company, Alliance Capital Management Corporation and AXA Pacific
Toronto, Ontario M5K 1K2          Insurance Company, Alternate Director, AXA Asia Pacific Holdings Limited (December 1999 to
Canada                            September 2000) and a former Director of DLJ (October 1999 to November 2000). Chairman
                                  (non-executive) and Director, FCA International Ltd. (January 1994 to May 1998). Director of
                                  AXA Financial, Inc. (since July 1992).
-----------------------------------------------------------------------------------------------------------------------------------
GEORGE T. LOWY
-----------------------------------------------------------------------------------------------------------------------------------
Cravath, Swaine & Moore           Director of Equitable Life (since July 1992). Partner, Cravath, Swaine & Moore. Director, Eramet.
825 Eighth Avenue
New York, NY 10019
-----------------------------------------------------------------------------------------------------------------------------------
DIDIER PINEAU-VALENCIENNE
-----------------------------------------------------------------------------------------------------------------------------------
Credit Suisse, First Boston       Director of Equitable Life (since February 1996). Vice Chairman Credit Suisse First Boston
c/o Schneider Electric            (since March 1999). Chairman and Chief Executive Officer (1981 to February 1999) (now Honorary
64, rue de Miromesnel             Chairman) Schneider Electric. Former Member of the Supervisory Board of AXA (January 1997 to May
75008 Paris, France               2001). Director of CGIP, AON Corporation and Fleury Michon/France, Member of the Supervisory Board
                                  of Aventis (formerly Rhone-Poulenc, S.A.), Andre & Cie, SA, LAGARDERE and Swiss Helvetic Fund;
                                  member of the Advisory Board of Booz-Allen & Hamilton. Director of AXA Financial, Inc. (since
                                  February 1996).
-----------------------------------------------------------------------------------------------------------------------------------
GEORGE J. SELLA, JR.
-----------------------------------------------------------------------------------------------------------------------------------
P.O. Box 397                      Director of Equitable Life (since May 1987). Retired Chairman and Chief Executive Officer of
Newton, NJ 07860                  American Cyanamid Company (retired April 1993); previously held other officerships with American
                                  Cyanamid. Director of AXA Financial (since May 1992) and Coulter Pharmaceutical (May 1987 to
                                  2001).
-----------------------------------------------------------------------------------------------------------------------------------

A(2)

DIRECTORS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL BUSINESS
 ADDRESS                          BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------------
PETER J. TOBIN
-----------------------------------------------------------------------------------------------------------------------------------
Peter J. Tobin College            Director of Equitable Life (since March 1999); Dean of the Peter J. Tobin College of Business
of Business                       St. John's University (since August 1998); Chief Financial Officer, Chase Manhattan Corp. (1985 to
St. John's University             1997). Director, Alliance Capital Management Corporation (since May 2000); The CIT Group, Inc.
8000 Utopia Parkway               (May 1984 to June 2001), H.W. Wilson Company and Junior Achievement of New York, Inc. and a
Jamaica, NY 11439                 Director and Officer of Rock Valley Tool, LLC. Director of AXA Financial, Inc. (since March 1999).
-----------------------------------------------------------------------------------------------------------------------------------




OFFICERS - DIRECTORS
-----------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL BUSINESS
 ADDRESS                          BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------------
BRUCE W. CALVERT
-----------------------------------------------------------------------------------------------------------------------------------
Alliance Capital Management       Director of Equitable Life (since May 2001); Director (since October 1992), Chairman of the Board
Corporation                       (since May 2001) and Chief Executive Officer (since January 1999), Alliance Capital Management
1345 Avenue of the Americas       Corporation; Vice Chairman (May 1993 to April 2001) and Chief Investment Officer (May 1993 to
New York, NY 10105                January 1999), Alliance Capital Management Corporation; Director, AXA Financial, Inc. (May 2001 to
                                  present); Vice Chairman of the Board of Trustees of Colgate University; Trustee of the Mike Wolk
                                  Heart Foundation; Member of the Investment Committee of the New York Community Trust.
-----------------------------------------------------------------------------------------------------------------------------------
CHRISTOPHER M. CONDRON
-----------------------------------------------------------------------------------------------------------------------------------
                                  Director, Chairman of the Board and Chief Executive Officer, Equitable Life (since May 2001);
                                  Director, President and Chief Executive Officer, AXA Financial, Inc. (May 2001 to present);
                                  Chairman of the Board and Chief Executive Officer, AXA Client Solutions, LLC (May 2001 to
                                  present); Member of AXA's Management Board, (May 2001 to present); Director, Alliance Capital
                                  Management Corporation (May 2001 to present); Director, Chairman of the Board, President and
                                  Chief Executive Officer, The Equitable of Colorado, Inc. (since June 2001); Director, The
                                  American Ireland Fund (1999 to present); Board of Trustees of The University of Scranton
                                  (1995 to present); Member of the Investment Company Institute's Board of Governors (since
                                  October 2001; prior thereto, October 1997 to October 2000) and Executive Committee (1998-2001);
                                  Former Trustee of The University of Pittsburgh and St. Sebastian's Country Day School;
                                  Former Director of the Massachusetts Bankers Association; President and Chief Operating Officer,
                                  Mellon Financial Corporation (1999-2001); Chairman and Chief Executive Officer, Dreyfus
                                  Corporation (1995-2001).
-----------------------------------------------------------------------------------------------------------------------------------
STANLEY B. TULIN
-----------------------------------------------------------------------------------------------------------------------------------
                                  Director and Vice Chairman of the Board (since February 1998), and Chief Financial Officer
                                  (since May 1996), Equitable Life. Vice Chairman of the Board (since November 1999) and Chief
                                  Financial Officer (since May 1997) and prior thereto, Senior Executive Vice President
                                  (February 1998 to November 1999), AXA Financial. Executive Vice President and Member of the
                                  Executive Committee of AXA. Director, Vice Chairman and Chief Financial Officer (since
                                  December 1999) The Equitable of Colorado; AXA Client Solutions, LLC and AXA Distribution Holding
                                  Corp. (since September 1999). Director, Alliance (since July 1997). Formerly a Director of
                                  DLJ (from June 1997 to November 2000). Prior thereto, Chairman, Insurance Consulting and
                                  Actuarial Practice, Coopers & Lybrand, L.L.P.
-----------------------------------------------------------------------------------------------------------------------------------



                                                                            A(3)

OTHER OFFICERS
-----------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL BUSINESS
 ADDRESS                          BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------------
LEON B. BILLIS
-----------------------------------------------------------------------------------------------------------------------------------
                                  Executive Vice President (since February 1998) and AXA Group Deputy Chief Information Officer
                                  (February 2001 to present); prior thereto, Chief Information Officer (November 1994 to February
                                  2001), Equitable Life and AXA Client Solutions, LLC (since September 1999). Previously held other officerships with Equitable Life.
-----------------------------------------------------------------------------------------------------------------------------------
JENNIFER BLEVINS
-----------------------------------------------------------------------------------------------------------------------------------
                                  Executive Vice President (January 2002 to present), Equitable Life; Executive Vice President
                                  (January 2002 to present), AXA Client Solutions, LLC; prior thereto, Senior Vice President and
                                  Managing Director Worldwide Human Resources, Chubb and Son, Inc. (1999 to 2001); Senior Vice
                                  President and Deputy Director of Worldwide Human Resources, Chubb and Son, Inc. (1998 to 1999);
                                  Senior Vice President of European Human Resources (and previous Human Resources positions),
                                  Chubb Insurance Company of Europe (1992 to 1998).
-----------------------------------------------------------------------------------------------------------------------------------
HARVEY BLITZ
-----------------------------------------------------------------------------------------------------------------------------------
                                  Senior Vice President, Equitable Life. Senior Vice President, AXA Financial. Senior Vice
                                  President, AXA Client Solutions, LLC. Director and Chairman, Frontier Trust Company
                                  ("Frontier"), FSB . Director, EQF (now AXA Advisors) (until September 1999). Executive Vice
                                  President and Director (since September 1999), AXA Advisors. Director and Senior Vice
                                  President, AXA Network, LLC (formerly EquiSource). Director and Officer of various Equitable
                                  Life affiliates. Previously held other officerships with Equitable Life and its affiliates.
-----------------------------------------------------------------------------------------------------------------------------------
KEVIN R. BYRNE
-----------------------------------------------------------------------------------------------------------------------------------
                                  Senior Vice President and Treasurer, Equitable Life and AXA Financial. Senior Vice President
                                  and Treasurer, AXA Client Solutions, LLC (since September 1999); The Equitable of Colorado
                                  (since December 1999). Treasurer, Frontier (since 1990) and AXA Network, LLC (since 1999).
                                  Chairman (since August 2000) and Chief Executive Officer (since September 1997), and prior thereto, President and Treasurer, Equitable Casualty Insurance Company ("Casualty"). Vice
                                  President and Treasurer, EQ Advisors Trust (since March 1997). Senior Vice President and
                                  Treasurer, AXA Distribution Holding Corporation (since November 1999) and AXA Advisors, LLC
                                  (since December 2001). Director, Chairman, President and Chief Executive Officer, Equitable JV
                                  Holdings (since August 1997). Director (since July 1997), and Senior Vice President and Chief
                                  Financial Officer (since April 1998), ACMC. Treasurer, Paramount Planners, LLC (since November
                                  2000). Previously held other officerships with Equitable Life and its affiliates.
-----------------------------------------------------------------------------------------------------------------------------------
SELIG EHRLICH
-----------------------------------------------------------------------------------------------------------------------------------
                                  Executive Vice President (since December 2001) and Chief Actuary (since May 2001), Equitable
                                  Life; prior thereto, Senior Vice President (July 1999 to December 2001) and Deputy General
                                  manager (September 2000 to December 2001). Executive Vice President (since December 2001) and
                                  Chief Actuary (since May 2001), AXA Client Solutions, LLC.
-----------------------------------------------------------------------------------------------------------------------------------
MARYBETH FARRELL
-----------------------------------------------------------------------------------------------------------------------------------
                                  Executive Vice President (December 2001 to present), Equitable Life; prior thereto, Senior Vice
                                  President and Deputy Controller (November 1999 to December 2001); Senior Vice President and
                                  Controller, GreenPoint Financial/GreenPoint Bank (May 1994 to November 1999); Executive Vice
                                  President (December 2001 to present), AXA Client Solutions, LLC.
-----------------------------------------------------------------------------------------------------------------------------------
JUDY A. FAUCETT
-----------------------------------------------------------------------------------------------------------------------------------
                                  Senior Vice President, Equitable Life, (since September 1996) and Actuary (September 1996 to
                                  December 1998). Senior Vice President, AXA Client Solutions, LLC (September 1999 to December
                                  2001), Director, Chairman and Chief Executive Officer, AXA Network, LLC (since July 1999).
-----------------------------------------------------------------------------------------------------------------------------------



A(4)

OTHER OFFICERS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL BUSINESS
 ADDRESS                          BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------------
STUART L. FAUST
-----------------------------------------------------------------------------------------------------------------------------------
                                  Senior Vice President (September 1997 to present) and Deputy General Counsel (November 1999 to present), Equitable Life; prior thereto, Senior Vice President and Associate General Counsel
                                  (September 1997 to October 1999), Vice President and Associate General Counsel (November 1993
                                  to August 1997); Senior Vice President and Deputy General Counsel (September 2001 to present),
                                  AXA Financial; Senior Vice President (September 1999 to present) and Deputy General Counsel
                                  (November 1999 to present), AXA Client Solutions, LLC.
-----------------------------------------------------------------------------------------------------------------------------------
ALVIN H. FENICHEL
-----------------------------------------------------------------------------------------------------------------------------------
                                  Senior Vice President and Controller, Equitable Life, AXA Financial and AXA Client Solutions,
                                  LLC. Senior Vice President and Controller, The Equitable of Colorado, Inc. (since December
                                  1999). Previously held other officerships with Equitable Life and its affiliates.
-----------------------------------------------------------------------------------------------------------------------------------
PAUL J. FLORA
-----------------------------------------------------------------------------------------------------------------------------------
                                  Senior Vice President and Auditor, Equitable Life. AXA Financial and AXA Client Solutions, LLC.
-----------------------------------------------------------------------------------------------------------------------------------
DONALD R. KAPLAN
-----------------------------------------------------------------------------------------------------------------------------------
                                  Senior Vice President (since September 1999), Chief Compliance Officer and Associate General
                                  Counsel, Equitable Life. Previously held other officerships with Equitable Life. Senior Vice
                                  President, AXA Client Solutions, LLC (since September 1999).
-----------------------------------------------------------------------------------------------------------------------------------
JOHN M. LEFFERTS
-----------------------------------------------------------------------------------------------------------------------------------
                                  Executive Vice President and President of Retail Distribution (September 2001 to present),
                                  Equitable Life; prior thereto, President of Texas Region (1998-2001), Agency Manager
                                  (1989-1998). Executive Vice President and President of Retail Distribution, AXA Client
                                  Solutions, LLC (since September 2001). Director and Executive Vice President, The Equitable of
                                  Colorado, Inc. (since September 2001). Director, President, Vice President, Secretary and
                                  Treasurer, AXA Network Insurance Agency of Texas, Inc. Director, Children's Cancer Fund.
-----------------------------------------------------------------------------------------------------------------------------------
WILLIAM I. LEVINE
-----------------------------------------------------------------------------------------------------------------------------------
                                  Executive Vice President and Chief Information Officer (February 2001 to present), Equitable
                                  Life. Executive Vice President and Chief Information Officer, AXA Client Solutions, LLC (since
                                  February 2001). Senior Vice President, Paine Webber (1997 to 2001).
-----------------------------------------------------------------------------------------------------------------------------------
WILLIAM (ALEX) MACGILLIVRAY
-----------------------------------------------------------------------------------------------------------------------------------
                                  Executive Vice President (December 2001 to present), Equitable Life, prior thereto, Senior Vice
                                  President (May 2000 to December 2001); Executive Vice President (December 2001 to present), AXA
                                  Client Solutions, LLC); Director, Chairman of the Board and Chief Executive Officer (December
                                  2001 to present), AXA Network, LLC and its subsidiaries; Director (April 2000 to present),
                                  President (April 2000 to present) and Chief Executive Officer (September 2001 to present), AXA
                                  Distributors, LLC; prior thereto, held various previous positions from 1996 to 2000.
-----------------------------------------------------------------------------------------------------------------------------------
CHARLES A. MARINO
-----------------------------------------------------------------------------------------------------------------------------------
                                  Senior Vice President (September 2000 to present) and Actuary (May 1994 to present), Equitable
                                  Life; prior thereto, Vice President (May 1998 to September 2000), Assistant Vice President (May
                                  1993 to May 1998); Senior Vice President (September 2000 to present) and Actuary (September
                                  1999 to present), AXA Client Solutions, LLC.
-----------------------------------------------------------------------------------------------------------------------------------
RICHARD J. MATTEIS
-----------------------------------------------------------------------------------------------------------------------------------
                                  Executive Vice President, Equitable Life (since May 1998); Executive Vice President, AXA Client
                                  Solutions, LLC (since September 1999); Executive Vice President, Chase Manhattan Corporation
                                  (January 1983 to June 1997); Director, EQF (now AXA Advisors) (October 1998 to May 1999).
-----------------------------------------------------------------------------------------------------------------------------------


                                                                            A(5)

OTHER OFFICERS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL BUSINESS
 ADDRESS                          BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------------
DEANNA M. MULLIGAN
-----------------------------------------------------------------------------------------------------------------------------------
                                  Executive Vice President (September 2001 to present), Equitable Life; prior thereto, Senior
                                  Vice President (September 2000 to September 2001). Executive Vice President, AXA Client
                                  Solutions, LLC (since September 2001); prior thereto, Senior Vice President (September 2000 to
                                  September 2001). Principal (and various positions), McKinsey and Company, Inc. (1992 to 2000).
-----------------------------------------------------------------------------------------------------------------------------------
PETER D. NORIS
-----------------------------------------------------------------------------------------------------------------------------------
                                  Executive Vice President and Chief Investment Officer, Equitable Life. Executive Vice President
                                  (since May 1995) and Chief Investment Officer (since July 1995), AXA Financial, Executive Vice
                                  President and Chief Investment Officer, AXA Client Solutions (since September 1999). President and Trustee (since November 1996), EQ Advisors Trust and Trustee of AXA Premier Funds (since
                                  November 2001). Executive Vice President and Chief Investment Officer, The Equitable of
                                  Colorado (since December 1999), Director, Alliance, and Equitable Real Estate (until June
                                  1997). Executive Vice President, AXA Advisors.
-----------------------------------------------------------------------------------------------------------------------------------
ANTHONY C. PASQUALE
-----------------------------------------------------------------------------------------------------------------------------------
                                  Senior Vice President, Equitable Life and AXA Client Solutions (since September 1999).
                                  Director, Chairman and Chief Operating Officer, Casualty (from September 1997 until August
                                  2000). Director, Equitable Agri-Business, Inc. (until June 1997). Previously held other officerships with Equitable Life and its affiliates.
-----------------------------------------------------------------------------------------------------------------------------------
PAULINE SHERMAN
-----------------------------------------------------------------------------------------------------------------------------------
                                  Senior Vice President (since February 1999); Secretary and Associate General Counsel, Equitable
                                  Life and AXA Financial (since September 1995). Senior Vice President, Secretary and Associate
                                  General Counsel, AXA Financial and AXA Client Solutions (since September 1999). Senior Vice
                                  President, Secretary and Associate General Counsel, Equitable of Colorado (since December
                                  1999). Secretary, AXA Distribution Holding Corporation (since September 1999). Previously held other officerships with Equitable Life.
-----------------------------------------------------------------------------------------------------------------------------------
RICHARD V. SILVER
-----------------------------------------------------------------------------------------------------------------------------------
                                  Executive Vice President (since September 2001) and General Counsel (since November 1999),
                                  Equitable Life; prior thereto, Senior Vice President (February 1995 - September 2001), Deputy
                                  General Counsel (October 1996 to November 1999). Executive Vice President and General Counsel
                                  (since September 2001), AXA Financial, Inc.; prior thereto, Senior Vice President and Deputy
                                  General Counsel (October 1996 to September 2001). Executive Vice President (since September
                                  2001) and General Counsel (since September 1999), AXA Client Solutions, LLC. Executive Vice
                                  President (since September 2001) and General Counsel (since December 1999), Equitable of
                                  Colorado. Director, AXA Advisors. Senior Vice President and General Counsel, EIC (June 1997 to
                                  March 1998). Previously held other officerships with Equitable Life and its affiliates.
-----------------------------------------------------------------------------------------------------------------------------------


A(6)

Appendix B

--------------------------------------------------------------------------------


DATES OF PREVIOUS PROSPECTUSES AND SUPPLEMENTS(1)



-----------------------------------------------------------------------------------------------------------------------------------
THIS SUPPLEMENT UPDATES
THE PROSPECTUSES DATED                                                     WHICH RELATE TO OUR
-----------------------------------------------------------------------------------------------------------------------------------
July 25, 1996; January 1, 1997; May 1, 1997 through May 1, 2001; and
October 18, 1999, as previously supplemented on May 1, 1998 through May
1, 2001; May 12, 2000; June 23, 2000; February 9, 2001; September 4,
2001; and December 14, 2001 ...........................................    IL Protector(R) Policies

December 19, 1994; May 1, 1995 through May 1, 2001;
September 15, 1995; January 1, 1997; and October 18, 1999 as previously supplemented on May 1, 1996 through May 1, 2001; May 12, 2000;
June 23, 2000; September 1, 2000; February 9, 2001; September 4, 2001;
December 1, 2001;(4) December 14, 2001 ................................    Incentive Life Plus and IL COLI(SM)(2) Policies

August 18, 1992; May 1, 1993 through May 1, 2000; January 1, 1997; and
October 18, 1999 as previously supplemented on May 1, 1994 through May
1, 2001; May 12, 2000; June 23, 2000; September 1, 2000;
February 9, 2001; September 4, 2001; and December 14, 2001 ............    Survivorship 2000 Policies

November 27, 1991 and May 1, 1993 through May 1, 2000 and
October 18, 1999, as previously supplemented on May 1, 1994 through May
1, 2001; May 12, 2000; June 23, 2000; February 9, 2001; September 4,
2001; and December 14, 2001 ...........................................    Incentive Life 2000 and Champion 2000 Policies

August 29, 1989; February 27, 1991; May 1, 1990,
May 1, 1993-May 1, 2000; and October 18, 1999, as previously supplemented on May 1, 1994 - May 1, 2001; May 12, 2000;
June 23, 2000; September 1, 2000; December 29, 2000; January 17, 2001;
February 9, 2001; September 4, 2001 and December 14, 2001 .............    Incentive Life(SM) Policies and Special Offer Policies(3)


----------

(1) In addition, you may have also received other updating prospectus supplements. These supplements are still relevant and you should retain them with your prospectus.

(2) If you have our "IL COLI" policy, this supplement relates to an Incentive Life Plus prospectus for one of the indicated dates (but not earlier than September 15, 1995) that you received, together with our IL COLI supplement dated the same date as that prospectus; or, to the Incentive Life COLI prospectus and supplement to the prospectus dated May 1, 2001.

(3) If you have our Special Offer Policy, this supplement relates to an Incentive Life prospectus for one of the indicated dates that you received, together with a related Special Offer Policy supplement.

(4) This supplement applies only to certain groups.


                                                                            B(1)

                      (This page intentionally left blank)

The Equitable Life Assurance
Society of the United States
Variable Life Insurance Policies
     Incentive Life(SM)
     Survivorship Incentive Life(SM)
PROSPECTUS SUPPLEMENT DATED MAY 1, 2002
--------------------------------------------------------------------------------

This supplement updates certain information in the most recent prospectus you received for your Equitable variable life insurance policy listed above, and in any supplements to that prospectus.(1)


(1) IN ADDITION TO THE PORTFOLIOS OF EQ ADVISORS TRUST, EFFECTIVE MAY 13, 2002, PORTFOLIOS OF THE AXA PREMIER VIP TRUST WILL BECOME AVAILABLE UNDER THE POLICIES. ACCORDINGLY, ALL REFERENCES TO THE "TRUST" IN YOUR PROSPECTUS AND PROSPECTUS SUPPLEMENTS SHOULD BE CHANGED TO THE "TRUSTS." ALSO, THE DISCUSSION IN THE SECTION "ABOUT YOUR VOTING RIGHTS" IN EACH PROSPECTUS IS AMENDED TO APPLY TO AXA PREMIER VIP TRUST IN ADDITION TO EQ ADVISORS TRUST.


(2) UPDATED INFORMATION ABOUT OPTIONS AVAILABLE UNDER YOUR POLICY. The chart sets forth updated information about the portfolios of the Trusts that corresponds to your policy's variable investment options. You should note that some portfolios have objectives and strategies that are substantially similar to those of certain retail funds; they may even have the same manager(s) and/or a similar name. However, there are numerous factors that can contribute to differences in performance between two investments, particularly over short periods of time. Such factors include the timing of stock purchases and sales; differences in fund cash flows; and specific strategies employed by the portfolio manager.

------------------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP TRUST:
PORTFOLIO NAME                   OBJECTIVE                                              ADVISER(S)
------------------------------------------------------------------------------------------------------------------------------------
AXA Premier VIP Core Bond*      Seeks a balance of a high current income and capital   BlackRock Advisors, Inc.
                                appreciation consistent with a prudent level of risk   Pacific Investment Management Company LLC
------------------------------------------------------------------------------------------------------------------------------------
AXA Premier VIP Health Care*    Long-term growth of capital                            AIM Capital Management, Inc.
                                                                                       Dresdner RCM Global Investors LLC
                                                                                       Wellington Management Company, LLP
------------------------------------------------------------------------------------------------------------------------------------
AXA Premier VIP Small/Mid Cap   Long-term growth of capital                            AXA Rosenberg Investment Management LLC
 Value*                                                                                The Boston Company Asset Management, LLC
                                                                                       TCW Investment Management Company
------------------------------------------------------------------------------------------------------------------------------------


----------
(1) The dates of such prior prospectuses are listed for your information in Appendix B to this supplement. You should keep this supplement with your prospectus and any previous prospectus supplement. We will send you another copy of any prospectus or supplement, without charge, on written request.


    Copyright 2002 The Equitable Life Assurance Society of the United States.
                              All rights reserved.
                                                                 X00335/AGENCY B

----------------------------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST:
PORTFOLIO NAME                    OBJECTIVE                                                   ADVISER(S)
----------------------------------------------------------------------------------------------------------------------------------
EQ/Aggressive Stock               Seeks to achieve long-term growth of capital               Alliance Capital Management L.P.
                                                                                             Marsico Capital Management, LLC
                                                                                             MFS Investment Management
                                                                                             Provident Investment Counsel, Inc.
----------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Common Stock          Seeks to achieve long-term growth of capital and           Alliance Capital Management L.P.
                                  increased income
----------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Global                Seeks long-term growth of capital                          Alliance Capital Management L.P.
----------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Growth and Income     Seeks to provide a high total return                       Alliance Capital Management L.P.
----------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Growth Investors      Seeks to achieve the highest total return consistent with  Alliance Capital Management L.P.
                                  the Adviser's determination of reasonable risk
----------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Intermediate          Seeks to achieve high current income consistent with       Alliance Capital Management L.P.
 Government Securities            relative stability of principal
----------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance International         Seeks long-term growth of capital                          Alliance Capital Management L.P.
                                                                                             (including through its Bernstein
                                                                                             Investment Research and Management
                                                                                             Unit)
----------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Money Market          Seeks to obtain a high level of current income, preserve   Alliance Capital Management L.P.
                                  its assets and maintain liquidity
----------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Premier Growth        Seeks long-term growth of capital                          Alliance Capital Management L.P.
----------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Quality Bond          Seeks to achieve high current income consistent with       Alliance Capital Management L.P.
                                  moderate risk of capital
----------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Small Cap Growth      Seeks to achieve long-term growth of capital               Alliance Capital Management L.P.
----------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Technology            Seeks to achieve growth of capital. Current income is      Alliance Capital Management L.P.
                                  incidental to the Portfolio's objective
----------------------------------------------------------------------------------------------------------------------------------
EQ/AXP New Dimensions             Seeks long-term growth of capital                          American Express Financial
                                                                                             Corporation
----------------------------------------------------------------------------------------------------------------------------------
EQ/AXP Strategy Aggressive        Seeks long-term growth of capital                          American Express Financial
                                                                                             Corporation
----------------------------------------------------------------------------------------------------------------------------------
EQ/Balanced                       Seeks to achieve a high return through both appreciation   Alliance Capital Management L.P.
                                  of capital and current income                              Capital Guardian Trust Company
                                                                                             Jennison Associates LLC
                                                                                             Mercury Advisors
                                                                                             Prudential Investments LLC
----------------------------------------------------------------------------------------------------------------------------------
EQ/Bernstein Diversified Value    Seeks capital appreciation                                 Alliance Capital Management L.P.,
                                                                                             through its Bernstein Investment
                                                                                             Research and Management Unit
----------------------------------------------------------------------------------------------------------------------------------
EQ/Capital Guardian Research      Seeks long-term growth of capital                          Capital Guardian Trust Company
----------------------------------------------------------------------------------------------------------------------------------
EQ/Capital Guardian U.S. Equity   Seeks long-term growth of capital                          Capital Guardian Trust Company
----------------------------------------------------------------------------------------------------------------------------------
EQ/Emerging Markets Equity        Seeks long-term capital appreciation                       Morgan Stanley Investment Management
----------------------------------------------------------------------------------------------------------------------------------
EQ/Equity 500 Index               Seeks a total return before expenses that approximates     Alliance Capital Management L.P.
                                  the total return performance of the S&P 500 Index,
                                  including reinvestment of dividends, at a risk level
                                  consistent with that of the S&P 500 Index
----------------------------------------------------------------------------------------------------------------------------------
EQ/Evergreen Omega                Seeks long-term capital growth                             Evergreen Investment Management
                                                                                             Company, LLC
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST:
PORTFOLIO NAME                    OBJECTIVE                                                  ADVISER(S)
----------------------------------------------------------------------------------------------------------------------------------
EQ/FI Mid Cap                     Seeks long-term growth of capital                          Fidelity Management & Research Company
----------------------------------------------------------------------------------------------------------------------------------
EQ/FI Small/Mid Cap Value         Seeks long-term capital appreciation                       Fidelity Management & Research Company
----------------------------------------------------------------------------------------------------------------------------------
EQ/High Yield+                    Seeks to achieve a high total return through a             Alliance Capital Management L.P.
                                  combination of current income and capital appreciation
----------------------------------------------------------------------------------------------------------------------------------
EQ/Janus Large Cap Growth         Seeks long-term growth of capital                          Janus Capital Management LLC
----------------------------------------------------------------------------------------------------------------------------------
EQ/Marsico Focus**                Seeks to achieve long-term growth of capital               Marsico Capital Management, LLC
----------------------------------------------------------------------------------------------------------------------------------
EQ/Mercury Basic Value Equity     Seeks capital appreciation and secondarily, income         Mercury Advisors
---------------------------------------------------------------------------------------------------------------------------------
EQ/MFS Emerging Growth            Seeks to provide long-term capital growth                  MFS Investment Management
 Companies
----------------------------------------------------------------------------------------------------------------------------------
EQ/MFS Investors Trust            Seeks long-term growth of capital with a secondary         MFS Investment Management
                                  objective to seek reasonable current income
----------------------------------------------------------------------------------------------------------------------------------
EQ/MFS Research                   Seeks to provide long-term growth of capital and future    MFS Investment Management
                                  income
----------------------------------------------------------------------------------------------------------------------------------
EQ/Putnam Growth & Income Value   Seeks capital growth. Current income is a secondary        Putnam Investment Management, LLC
                                  objective
----------------------------------------------------------------------------------------------------------------------------------
EQ/Putnam International Equity    Seeks capital appreciation                                 Putnam Investment Management, LLC
----------------------------------------------------------------------------------------------------------------------------------




Other important information about the portfolios is included in the prospectuses for the Trusts attached at the end of this prospectus.

* This option will become available on or about May 13, 2002, subject to state availability.

** Subject to state availability.

+  Formerly named "EQ/Alliance High Yield."


(3) COMBINATION OF CERTAIN INVESTMENT OPTIONS. Interests in the EQ/Putnam International Equity, EQ/Capital Guardian U.S. Equity and the EQ/Alliance Small Cap Growth investment options (the "surviving options") replaced or will replace interests in the EQ/T.Rowe Price International Stock, EQ/AXP New Dimensions and the EQ/AXP Strategy Aggressive investment options, respectively (the "replaced options"), and these options are or will no longer be available. At the time of the replacement, all the assets that are in the replaced options are moved into the surviving options. After the replacement, any allocation elections to the replaced options will then be considered as allocation elections to the surviving options. The effective date for the replacement of EQ/T.Rowe Price International Stock investment option was April 26, 2002, therefore, references to it have been omitted from the fee table and the investment performance. The replacement of EQ/AXP New Dimensions and the EQ/AXP Strategy Aggressive investment options will be on or about July 12, 2002, subject to shareholder vote. We will notify you if these replacements do not take place.

(4) DISRUPTIVE TRANSFER ACTIVITY. You should note that your contract is not designed for professional "market timing" organizations or other organizations or individuals engaging in a market timing strategy, making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio. These kinds of strategies and transfer activities are disruptive to the underlying portfolios in which the variable investment options invest. If we determine that your transfer patterns among the variable investment options are disruptive to the underlying portfolios, we may, among other things, restrict the availability of personal telephone requests, facsimile transmissions, automated telephone services, Internet services or any electronic transfer services. We may also refuse to act on transfer instructions of an agent acting under a power of attorney who is acting on behalf of one or more owners.

We currently consider transfer into and out of (or vice versa) the same variable investment option within a five business day period as potentially disruptive transfer activity. In order to prevent disruptive activity, we monitor the frequency of transfers, including the size of transfers in relation to portfolio assets, in each underlying portfolio, and we take appropriate action, which may include the actions described above to restrict availability of voice, fax and automated transaction services, when we consider the activity of owners to be disruptive. We currently provide a letter to owners who have engaged in such activity of our intention to restrict such services. However, we may not continue to provide such letters. We may also, in our sole discretion and without further notice, change what we consider disruptive transfer activity, as well as change our procedures to restrict this activity. In making these determinations, we may consider the combined transfer activity in all annuity contracts and life insurance policies that we believe are under common ownership, control or direction.

(5) INVESTMENT PORTFOLIOS. Your policy offers the investment portfolios listed in the table below, along with the Guaranteed Interest Account. In addition to the other charges we make under your policy, you also bear your proportionate share of all fees and expenses paid by a Portfolio that corresponds to any variable investment option (Fund) you are using. This table shows the fees and expenses for 2001 as an annual percentage of each Portfolio's daily average net assets. These fees and expenses are reflected in the Portfolio's net asset value each day. Therefore, they reduce the investment return of the Portfolio and of the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year.





-----------------------------------------------------------------------------------------------------------------------------------
                                                                           2001 FEES AND EXPENSES
                                         -------------------------------------------------------------------------------------------
                                                                                                       FEE WAIVERS
                                                                                           TOTAL         AND/OR          NET TOTAL
                                              MANAGEMENT                    OTHER         ANNUAL         EXPENSE          ANNUAL
                    PORTFOLIO NAME              FEES(1)      12B-1 FEES   EXPENSES(2)    EXPENSES   REIMBURSEMENTS(3)    EXPENSES
-----------------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP TRUST
-----------------------------------------------------------------------------------------------------------------------------------
AXA Premier VIP Core Bond                        0.60%         0.25%          0.84%         1.69%      (0.74)%             0.95%
-----------------------------------------------------------------------------------------------------------------------------------
AXA Premier VIP Health Care                      1.20%         0.25%          1.16%         2.61%      (0.76)%             1.85%
-----------------------------------------------------------------------------------------------------------------------------------
AXA Premier VIP Small/Mid Cap Value              1.10%         0.25%          1.15%         2.50%      (0.90)%             1.60%
-----------------------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST
-----------------------------------------------------------------------------------------------------------------------------------
EQ/Aggressive Stock                              0.61%         0.25%          0.08%         0.94%         --               0.94%
-----------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Common Stock                         0.46%         0.25%          0.07%         0.78%         --               0.78%
-----------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Global                               0.73%         0.25%          0.12%         1.10%         --               1.10%
-----------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Growth and Income                    0.57%         0.25%          0.06%         0.88%         --               0.88%
-----------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Growth Investors                     0.57%         0.25%          0.06%         0.88%         --               0.88%
----------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Intermediate Government Securities   0.50%         0.25%          0.12%         0.87%         --               0.87%
-----------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance International                        0.85%         0.25%          0.25%         1.35%         --               1.35%
-----------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Money Market                         0.33%         0.25%          0.07%         0.65%         --               0.65%
-----------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Premier Growth                       0.90%         0.25%          0.06%         1.21%      (0.06)%             1.15%
-----------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Quality Bond                         0.53%         0.25%          0.07%         0.85%         --               0.85%
-----------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Small Cap Growth                     0.75%         0.25%          0.06%         1.06%         --               1.06%
-----------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Technology                           0.90%         0.25%          0.08%         1.23%      (0.08)%             1.15%
-----------------------------------------------------------------------------------------------------------------------------------
EQ/AXP New Dimensions                            0.65%         0.25%          1.06%         1.96%      (1.01)%             0.95%
-----------------------------------------------------------------------------------------------------------------------------------
EQ/AXP Strategy Aggressive                       0.70%         0.25%          0.77%         1.72%      (0.72)%             1.00%
-----------------------------------------------------------------------------------------------------------------------------------
EQ/Balanced                                      0.57%         0.25%          0.08%         0.90%         --               0.90%
-----------------------------------------------------------------------------------------------------------------------------------
EQ/Bernstein Diversified Value                   0.65%         0.25%          0.09%         0.99%      (0.04)%             0.95%
-----------------------------------------------------------------------------------------------------------------------------------
EQ/Capital Guardian Research                     0.65%         0.25%          0.15%         1.05%      (0.10)%             0.95%
-----------------------------------------------------------------------------------------------------------------------------------
EQ/Capital Guardian U.S. Equity                  0.65%         0.25%          0.11%         1.01%      (0.06)%             0.95%
-----------------------------------------------------------------------------------------------------------------------------------
EQ/Emerging Markets Equity                       1.15%         0.25%          0.68%         2.08%      (0.28)%             1.80%
-----------------------------------------------------------------------------------------------------------------------------------
EQ/Equity 500 Index                              0.25%         0.25%          0.06%         0.56%         --               0.56%
-----------------------------------------------------------------------------------------------------------------------------------
EQ/Evergreen Omega                               0.65%         0.25%          0.99%         1.89%      (0.94)%             0.95%
-----------------------------------------------------------------------------------------------------------------------------------
EQ/FI Mid Cap                                    0.70%         0.25%          0.27%         1.22%      (0.22)%             1.00%
-----------------------------------------------------------------------------------------------------------------------------------
EQ/FI Small/Mid Cap Value                        0.75%         0.25%          0.11%         1.11%      (0.01)%             1.10%
-----------------------------------------------------------------------------------------------------------------------------------
EQ/High Yield                                    0.60%         0.25%          0.07%         0.92%         --               0.92%
-----------------------------------------------------------------------------------------------------------------------------------
EQ/Janus Large Cap Growth                        0.90%         0.25%          0.14%         1.29%      (0.14)%             1.15%
-----------------------------------------------------------------------------------------------------------------------------------
EQ/Marsico Focus                                 0.90%         0.25%          2.44%         3.59%      (2.44)%             1.15%
-----------------------------------------------------------------------------------------------------------------------------------
EQ/Mercury Basic Value Equity                    0.60%         0.25%          0.10%         0.95%         --               0.95%
-----------------------------------------------------------------------------------------------------------------------------------
EQ/MFS Emerging Growth Companies                 0.63%         0.25%          0.09%         0.97%         --               0.97%
-----------------------------------------------------------------------------------------------------------------------------------
EQ/MFS Investors Trust                           0.60%         0.25%          0.12%         0.97%      (0.02)%             0.95%
-----------------------------------------------------------------------------------------------------------------------------------
EQ/MFS Research                                  0.65%         0.25%          0.07%         0.97%      (0.02)%             0.95%
-----------------------------------------------------------------------------------------------------------------------------------
EQ/Putnam Growth & Income Value                  0.60%         0.25%          0.13%         0.98%      (0.03)%             0.95%
-----------------------------------------------------------------------------------------------------------------------------------
EQ/Putnam International Equity                   0.85%         0.25%          0.29%         1.39%      (0.14)%             1.25%
-----------------------------------------------------------------------------------------------------------------------------------



(1) The management fees shown reflect revised management fees, effective May 1, 2001, which were approved by shareholders. The management fees for each Portfolio cannot be increased without a vote of each Portfolio's shareholders.

(2) The amounts shown as "Other Expenses" will fluctuate from year to year depending on actual expenses. Since initial seed capital was invested for the EQ/Marsico Focus Portfolio on August 31, 2001 "Other Expenses" shown have been annualized. Also, initial seed capital was invested for the Portfolios of the AXA Premier VIP Trust on December 31, 2001, thus, "Other Expenses" shown have been estimated.

(3) Equitable Life, the Trusts' manager, has entered into Expense Limitation Agreements with respect to certain Portfolios which are effective through April 30, 2003. Under these agreements Equitable Life has agreed to waive or limit its fees and assume other expenses of each of these Portfolios, if necessary, in an amount that limits each Portfolio's Total Annual Expenses (exclusive of interest, taxes, brokerage commissions, capitalized expenditures, extraordinary expenses and 12b-1 fees) to not more than the amounts specified above as Net Total Annual Expenses. Portfolios that show "--" in this column have no expense limitation arrangement in effect. See the prospectuses for each Trust for more information about the Expense Limitation Agreements.

(6) INVESTMENT PERFORMANCE. Separate Account FP financial statements set forth below contain information about the net return for each Fund (variable investment option) which commenced operations prior to December 31, 2001. The attached prospectus for EQ Advisors Trust contains rates of return and other Portfolio performance information for various periods ended December 31, 2001. The changes in the Policy Account value of your policy depend not only on the performance of the Portfolios, but also on the deductions and charges under your policy. AXA Premier VIP Trust commenced operations on December 31, 2001 and performance information for these portfolios is not available as of the date of this prospectus supplement.

The values reported for all policies are computed using net rates of return for the corresponding Trust Portfolios. The returns reported for each of the policy forms are reduced only by any mortality and expense risk charge deducted from Separate Account assets. To obtain your unit values in the Separate Account Funds, call the Life Insurance Information Line at (888) 855-5100.

(7) MANAGEMENT. A list of our directors and, to the extent they are responsible for variable life insurance operations, our principal officers and a brief statement of their business experience for the past five years is contained in Appendix A to this supplement.

(8) EQUITABLE. We are The Equitable Life Assurance Society of the United States (Equitable or Equitable Life), a New York stock life insurance corporation. We have been doing business since 1859. Equitable Life is a subsidiary of AXA Financial, Inc. The sole shareholder of AXA Financial, Inc. is AXA, a French holding company for an international group of insurance and related financial services companies. As the sole shareholder, and under its other arrangements with Equitable Life and Equitable Life's parent, AXA exercises significant influence over the operations and capital structure of Equitable Life and its parent. No company other than Equitable Life, however, has any legal responsibility to pay amounts that Equitable Life owes under the policies.

AXA Financial, Inc. and its consolidated subsidiaries managed approximately $481.0 billion in assets as of December 31, 2001. For more than 100 years Equitable Life has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, N.Y. 10104.

(9) FINANCIAL STATEMENTS. The financial statements of Separate Account FP as of December 31, 2001 and for the three years in the period ended December 31, 2001 and the financial statements of Equitable Life as of December 31, 2001 and 2000 and for the three years in the period ended December 31, 2001 included in this prospectus supplement have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.


The financial statements of Equitable Life contained in this prospectus supplement should be considered only as bearing upon the ability of Equitable Life to meet its obligations under the policies. They should not be considered as bearing upon the investment experience of the Funds in the Separate Account.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP


INDEX TO FINANCIAL STATEMENTS

Report of Independent Accountants.......................................     A-2
Financial Statements:
   Statements of Assets and Liabilities, December 31, 2001..............     A-3
   Statements of Operations for the Years Ended December 31,
    2001, 2000 and 1999.................................................     A-7
   Statements of Changes in Net Assets for the Years Ended
    December 31, 2001, 2000 and 1999....................................    A-17
   Notes to Financial Statements........................................    A-27


THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Report of Independent Accountants.......................................     F-1
Consolidated Financial Statements:
   Consolidated Balance Sheets, December 31, 2001 and 2000..............     F-2
   Consolidated Statements of Earnings, Years Ended
    December 31, 2001, 2000 and 1999....................................     F-3
   Consolidated Statements of Shareholder's Equity and Comprehensive
    Income, Years Ended December 31, 2001, 2000 and 1999................     F-4
   Consolidated Statements of Cash Flows, Years Ended
    December 31, 2001, 2000 and 1999....................................     F-5
   Notes to Consolidated Financial Statements...........................     F-6

                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors of
The Equitable Life Assurance Society of the United States and Policyowners of Separate Account FP of The Equitable Life Assurance Society of the United States



In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the separate Variable Investment Options, as listed in Note 1 to such financial statements, of The Equitable Life Assurance Society of the United States ("Equitable Life") Separate Account FP at December 31, 2001, the results of each of their operations and the changes in each of their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of Equitable Life's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of shares owned in the EQ Advisors Trust at December 31, 2001 with the transfer agent of the EQ Advisors Trust, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP
New York, New York
February 6, 2002

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2001

                                                                               EQ/Aggressive       EQ/Alliance         EQ/Alliance
                                                                                  Stock            Common Stock           Global
                                                                              --------------      --------------      --------------
Assets:
Investments in shares of The Trust, at fair value ......................      $  589,756,612      $2,582,856,335      $  467,988,308
Receivable for Trust shares sold .......................................          10,890,306           9,680,119           3,143,590
Receivable for policy-related transactions .............................                  --                  --                  --
                                                                              --------------      --------------      --------------
  Total assets .........................................................         600,646,918       2,592,536,454         471,131,898
                                                                              --------------      --------------      --------------
Liabilities:
Payable for Trust shares purchased .....................................                  --                  --                  --
Payable for policy-related transactions ................................          11,005,390          10,163,384           3,227,759
                                                                              --------------      --------------      --------------
  Total liabilities ....................................................          11,005,390          10,163,384           3,227,759
                                                                              --------------      --------------      --------------
Net Assets .............................................................      $  589,641,528      $2,582,373,070      $  467,904,139
                                                                              ==============      ==============      ==============
Net Assets:
Accumulation Units .....................................................      $  588,326,542      $2,574,751,016      $  467,220,245
Accumulation nonunitized ...............................................           1,201,174           7,224,694             576,728
Retained by Equitable Life in Separate Account FP ......................             113,812             397,360             107,166
                                                                              --------------      --------------      --------------
Total net assets .......................................................      $  589,641,528      $2,582,373,070      $  467,904,139
                                                                              ==============      ==============      ==============
Investments in shares of The Trust, at cost ............................      $  688,908,192      $3,491,313,206      $  511,871,926
Trust shares held
 Class A ...............................................................          25,496,570         157,745,155          30,391,443
 Class B ...............................................................             333,485           6,841,740           1,279,540
Units outstanding (000's):
IL Plus Original Series, IL COLI, Incentive Life COLI -
 Class A and B 0.00% ...................................................                 349                 700                 212
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after,
 Survivorship Incentive Life - Class A and B 0.60% .....................                  --                  --                  --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after -
 Class A and B 0.60% ...................................................                  --                  --                  --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000 - Class A and B 0.60% ...................................                 861               2,886               1,200
IL Protector - Class A and B 0.80% .....................................                  29                  63                  10
Survivorship 2000 - Class A and B 0.90% ................................                 163                 472                 143
Incentive Life 2000 Sales 1999 and after, Survivorship
 Incentive Life - Class B 0.60% ........................................                 104               1,055                 230
Survivorship Incentive Life - Class B 0.60% ............................                  --                  --                  --
Accumulator Life - Class B 1.35% .......................................                  --                  --                  --
Unit value:
IL Plus Original Series, IL COLI, Incentive Life COLI -
 Class A and B 0.00% ...................................................      $       139.88      $       266.27      $       167.44
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after,
 Survivorship Incentive Life - Class A and B 0.60% .....................      $           --      $           --      $           --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after -
 Class A and B 0.60% ...................................................      $           --      $           --      $           --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000 - Class A and B 0.60% ...................................      $       585.07      $       735.40      $       316.53
IL Protector - Class A and B 0.80% .....................................      $        87.81      $       181.64      $       125.54
Survivorship 2000 - Class A and B 0.60% ................................      $       159.24      $       313.16      $       223.25
Incentive Life 2000 Sales 1999 and after, Survivorship
 Incentive Life - Class B 0.60% ........................................      $        72.23      $       101.14      $        81.33
Survivorship Incentive Life - Class B 0.60% ............................      $           --      $           --      $           --
Accumulator Life - Class B 1.35% .......................................      $        70.78      $        82.58      $        75.15

                                                                                EQ/Alliance
                                                                                 Growth and         EQ/Alliance        EQ/Alliance
                                                                                   Income        Growth Investors       High Yield
                                                                              --------------     ----------------     --------------
Assets:
Investments in shares of The Trust, at fair value ......................      $  380,981,910      $  942,519,937      $  121,951,990
Receivable for Trust shares sold .......................................              35,003                  --           1,146,752
Receivable for policy-related transactions .............................                  --             191,282                  --
                                                                              --------------      --------------      --------------
  Total assets .........................................................         381,016,913         942,711,219         123,098,742
                                                                              --------------      --------------      --------------
Liabilities:
Payable for Trust shares purchased .....................................                  --             336,222                  --
Payable for policy-related transactions ................................             148,513                  --           1,174,464
                                                                              --------------      --------------      --------------
  Total liabilities ....................................................             148,513             336,222           1,174,464
                                                                              --------------      --------------      --------------
Net Assets .............................................................      $  380,868,400      $  942,374,997      $  121,924,278
                                                                              ==============      ==============      ==============
Net Assets:
Accumulation Units .....................................................      $  380,446,110      $  941,804,501      $  120,852,947
Accumulation nonunitized ...............................................             164,959             437,897             875,082
Retained by Equitable Life in Separate Account FP ......................             257,331             132,599             196,249
                                                                              --------------      --------------      --------------
Total net assets .......................................................      $  380,868,400      $  942,374,997      $  121,924,278
                                                                              ==============      ==============      ==============
Investments in shares of The Trust, at cost ............................      $  403,187,942      $1,008,728,394      $  153,158,216
Trust shares held
 Class A ...............................................................          20,076,067          55,972,875          21,450,172
 Class B ...............................................................           2,940,368           1,433,627             876,498
Units outstanding (000's):
IL Plus Original Series, IL COLI, Incentive Life COLI -
 Class A and B 0.00% ...................................................                 173                 303                 124
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after,
 Survivorship Incentive Life - Class A and B 0.60% .....................                  --                  --                  --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after -
 Class A and B 0.60% ...................................................                  --                  --                  --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000 - Class A and B 0.60% ...................................                 900               2,058                 333
IL Protector - Class A and B 0.80% .....................................                  13                  15                   6
Survivorship 2000 - Class A and B 0.90% ................................                 117                 304                  45
Incentive Life 2000 Sales 1999 and after, Survivorship
 Incentive Life - Class B 0.60% ........................................                 431                 253                  61
Survivorship Incentive Life - Class B 0.60% ............................                  --                  --                  --
Accumulator Life - Class B 1.35% .......................................                  --                  --                  --
Unit value:
IL Plus Original Series, IL COLI, Incentive Life COLI -
 Class A and B 0.00% ...................................................      $       292.03      $       205.64      $       147.62
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after,
 Survivorship Incentive Life - Class A and B 0.60% .....................      $           --      $           --      $           --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after -
 Class A and B 0.60% ...................................................      $           --      $           --      $           --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000 - Class A and B 0.60% ...................................      $       274.91      $       381.66      $       269.48
IL Protector - Class A and B 0.80% .....................................      $       217.17      $       151.18      $       109.58
Survivorship 2000 - Class A and B 0.60% ................................      $       268.14      $       224.49      $       165.31
Incentive Life 2000 Sales 1999 and after, Survivorship
 Incentive Life - Class B 0.60% ........................................      $       112.42      $        92.68      $        77.70
Survivorship Incentive Life - Class B 0.60% ............................      $           --      $           --      $           --
Accumulator Life - Class B 1.35% .......................................      $       108.00      $        88.73      $        88.55

                                                                                  EQ/Alliance
                                                                                 Intermediate
                                                                                  Government          EQ/Alliance
                                                                                  Securities         International
                                                                                 ------------        ------------
Assets:
Investments in shares of The Trust, at fair value .......................        $123,694,598        $ 55,916,278
Receivable for Trust shares sold ........................................                  --           3,616,965
Receivable for policy-related transactions ..............................                  --                  --
                                                                                 ------------        ------------
  Total assets ..........................................................         123,694,598          59,533,243
                                                                                 ------------        ------------
Liabilities:
Payable for Trust shares purchased ......................................              82,799                  --
Payable for policy-related transactions .................................             606,486           3,709,013
                                                                                 ------------        ------------
  Total liabilities .....................................................             689,285           3,709,013
                                                                                 ------------        ------------
Net Assets ..............................................................        $123,005,313        $ 55,824,230
                                                                                 ============        ============
Net Assets:
Accumulation Units ......................................................        $122,611,221        $ 55,652,607
Accumulation nonunitized ................................................             253,472              33,541
Retained by Equitable Life in Separate Account FP .......................             140,620             138,082
                                                                                 ------------        ------------
Total net assets ........................................................        $123,005,313        $ 55,824,230
                                                                                 ============        ============
Investments in shares of The Trust, at cost .............................        $120,721,180        $ 66,214,717
Trust shares held
 Class A ................................................................          11,588,461           6,369,361
 Class B ................................................................             941,582             600,489
Units outstanding (000's):
IL Plus Original Series, IL COLI, Incentive Life COLI -
 Class A and B 0.00% ....................................................                 241                  80
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after,
 Survivorship Incentive Life - Class A and B 0.60% ......................                  --                  --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after -
 Class A and B 0.60% ....................................................                  --                  --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000 - Class A and B 0.60% ....................................                 357                 366
IL Protector - Class A and B 0.80% ......................................                   2                   3
Survivorship 2000 - Class A and B 0.90% .................................                  45                  44
Incentive Life 2000 Sales 1999 and after, Survivorship
 Incentive Life - Class B 0.60% .........................................                  79                  61
Survivorship Incentive Life - Class B 0.60% .............................                  --                  --
Accumulator Life - Class B 1.35% ........................................                  --                  --
Unit value:
IL Plus Original Series, IL COLI, Incentive Life COLI -
 Class A and B 0.00% ....................................................        $     160.72        $     107.16
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after,
 Survivorship Incentive Life - Class A and B 0.60% ......................        $         --        $         --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after -
 Class A and B 0.60% ....................................................        $         --        $         --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000 - Class A and B 0.60% ....................................        $     188.55        $     102.89
IL Protector - Class A and B 0.80% ......................................        $     137.19        $      86.02
Survivorship 2000 - Class A and B 0.60% .................................        $     157.52        $     100.82
Incentive Life 2000 Sales 1999 and after, Survivorship
 Incentive Life - Class B 0.60% .........................................        $     116.45        $      78.27
Survivorship Incentive Life - Class B 0.60% .............................        $         --        $         --
Accumulator Life - Class B 1.35% ........................................        $     114.62        $      72.58

----------
The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2001

                                                                                EQ/Alliance          EQ/Alliance        EQ/Alliance
                                                                                Money Market       Premier Growth       Quality Bond
                                                                                ------------       --------------       ------------
Assets:
Investments in shares of The Trust, at fair value ......................        $484,159,800        $113,203,157        $145,492,358
Receivable for Trust shares sold .......................................                  --           2,266,404                  --
Receivable for policy-related transactions .............................          61,022,186                  --                  --
                                                                                ------------        ------------        ------------
  Total assets .........................................................         545,181,986         115,469,561         145,492,358
                                                                                ------------        ------------        ------------
Liabilities:
Payable for Trust shares purchased .....................................          60,643,526                  --             184,505
Payable for policy-related transactions ................................                  --           2,261,128              18,782
                                                                                ------------        ------------        ------------
  Total liabilities ....................................................          60,643,526           2,261,128             203,287
                                                                                ------------        ------------        ------------
Net Assets .............................................................        $484,538,460        $113,208,433        $145,289,071
                                                                                ============        ============        ============
Net Assets:
Accumulation Units .....................................................        $482,719,666        $113,162,853        $144,998,513
Accumulation nonunitized ...............................................           1,815,537                  --             146,120
Retained by Equitable Life in Separate Account FP ......................               3,257              45,580             144,438
                                                                                ------------        ------------        ------------
Total net assets .......................................................        $484,538,460        $113,208,433        $145,289,071
                                                                                ============        ============        ============
Investments in shares of The Trust, at cost ............................        $493,386,313        $124,976,401        $143,739,620
Trust shares held
 Class A ...............................................................          36,774,065                  --          13,665,988
 Class B ...............................................................           9,957,429          15,482,572           1,172,078
Units outstanding (000's):
IL Plus Original Series, IL COLI, Incentive Life COLI -
 Class A and B 0.00% ...................................................                 602                 104                 260
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after,
 Survivorship Incentive Life - Class A and B 0.60% .....................                  --               1,356                  --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after -
 Class A and B 0.60% ...................................................                  --                  --                  --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000 - Class A and B 0.60% ...................................               1,244                  --                 526
IL Protector - Class A and B 0.80% .....................................                   4                   7                   2
Survivorship 2000 - Class A and B 0.90% ................................                 138                  82                  47
Incentive Life 2000 Sales 1999 and after, Survivorship
 Incentive Life - Class B 0.60% ........................................                 778                  --                  92
Survivorship Incentive Life - Class B 0.60% ............................                  --                  --                  --
Accumulator Life - Class B 1.35% .......................................                  --                  --                  --
Unit value:
IL Plus Original Series, IL COLI, Incentive Life COLI -
 Class A and B 0.00% ...................................................        $     143.20        $      74.19        $     173.20
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after,
 Survivorship Incentive Life - Class A and B 0.60% .....................        $         --        $      73.05        $         --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after -
 Class A and B 0.60% ...................................................        $         --        $         --        $         --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000 - Class A and B 0.60% ...................................        $     219.94        $         --        $     155.47
IL Protector - Class A and B 0.80% .....................................        $     127.25        $      72.67        $     145.42
Survivorship 2000 - Class A and B 0.90% ................................        $     142.55        $      72.48        $     151.64
Incentive Life 2000 Sales 1999 and after, Survivorship
 Incentive Life - Class B 0.60% ........................................        $     115.07        $         --        $     117.63
Survivorship Incentive Life - Class B 0.60% ............................        $         --        $         --        $         --
Accumulator Life - Class B 1.35% .......................................        $     108.27        $      70.27        $     115.96

                                                                                EQ/Alliance
                                                                                 Small Cap           EQ/Alliance         EQ/AXP New
                                                                                   Growth            Technology          Dimensions
                                                                                ------------        ------------        ------------
Assets:
Investments in shares of The Trust, at fair value ......................        $146,824,301        $ 44,441,039        $  3,242,846
Receivable for Trust shares sold .......................................           7,922,569                  --                  --
Receivable for policy-related transactions .............................                  --                  --               7,267
                                                                                ------------        ------------        ------------
  Total assets .........................................................         154,746,870          44,441,039           3,250,113
                                                                                ------------        ------------        ------------
Liabilities:
Payable for Trust shares purchased .....................................                  --              11,101               7,267
Payable for policy-related transactions ................................           7,875,496              17,232                  --
                                                                                ------------        ------------        ------------
  Total liabilities ....................................................           7,875,496              28,333               7,267
                                                                                ------------        ------------        ------------
Net Assets .............................................................        $146,871,374        $ 44,412,706        $  3,242,846
                                                                                ============        ============        ============
Net Assets:
Accumulation Units .....................................................        $146,755,378        $ 44,275,736        $  2,886,030
Accumulation nonunitized ...............................................                  --                  --                  --
Retained by Equitable Life in Separate Account FP ......................             115,996             136,970             356,816
                                                                                ------------        ------------        ------------
Total net assets .......................................................        $146,871,374        $ 44,412,706        $  3,242,846
                                                                                ============        ============        ============
Investments in shares of The Trust, at cost ............................        $147,278,801        $ 47,403,981        $  3,437,667
Trust shares held
 Class A ...............................................................           9,751,642               1,338                  --
 Class B ...............................................................           1,646,707           8,812,106             462,526
Units outstanding (000's):
IL Plus Original Series, IL COLI, Incentive Life COLI -
 Class A and B 0.00% ...................................................                 129                  79                   5
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after,
 Survivorship Incentive Life - Class A and B 0.60% .....................                  --                 769                  34
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after -
 Class A and B 0.60% ...................................................                  --                  --                  --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000 - Class A and B 0.60% ...................................                 644                  --                  --
IL Protector - Class A and B 0.80% .....................................                   6                   3                  --
Survivorship 2000 - Class A and B 0.90% ................................                  59                  36                   2
Incentive Life 2000 Sales 1999 and after, Survivorship
 Incentive Life - Class B 0.60% ........................................                 185                  --                  --
Survivorship Incentive Life - Class B 0.60% ............................                  --                  --                  --
Accumulator Life - Class B 1.35% .......................................                  --                  --                  --
Unit value:
IL Plus Original Series, IL COLI, Incentive Life COLI -
 Class A and B 0.00% ...................................................        $     153.80        $      50.43        $      70.32
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after,
 Survivorship Incentive Life - Class A and B 0.60% .....................        $         --        $      49.91        $      69.76
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after -
 Class A and B 0.60% ...................................................        $         --        $         --        $         --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000 - Class A and B 0.60% ...................................        $     149.53        $         --        $         --
IL Protector - Class A and B 0.80% .....................................        $     148.13        $      49.74        $      69.57
Survivorship 2000 - Class A and B 0.90% ................................        $     147.44        $      49.65        $      69.48
Incentive Life 2000 Sales 1999 and after, Survivorship
 Incentive Life - Class B 0.60% ........................................        $     113.58        $         --        $         --
Survivorship Incentive Life - Class B 0.60% ............................        $         --        $         --        $         --
Accumulator Life - Class B 1.35% .......................................        $     125.32        $      49.26        $      69.06

                                                                                    EQ/AXP Strategy
                                                                                      Aggressive           EQ/Balanced
                                                                                   ----------------     -----------------
Assets:
Investments in shares of The Trust, at fair value .......................            $ 2,937,869          $ 695,570,770
Receivable for Trust shares sold ........................................                     --                     --
Receivable for policy-related transactions ..............................                  6,351                     --
                                                                                     -----------          -------------
  Total assets ..........................................................              2,944,220            695,570,770
                                                                                     -----------          -------------
Liabilities:
Payable for Trust shares purchased ......................................                  6,351                204,757
Payable for policy-related transactions .................................                     --                377,265
                                                                                     -----------          -------------
  Total liabilities .....................................................                  6,351                582,022
                                                                                     -----------          -------------
Net Assets ..............................................................            $ 2,937,869          $ 694,988,748
                                                                                     ===========          =============
Net Assets:
Accumulation Units ......................................................            $ 2,725,740          $ 691,560,936
Accumulation nonunitized ................................................                     --              3,342,913
Retained by Equitable Life in Separate Account FP .......................                212,129                 84,899
                                                                                     -----------          -------------
Total net assets ........................................................            $ 2,937,869          $ 694,988,748
                                                                                     ===========          =============
Investments in shares of The Trust, at cost .............................            $ 3,405,486          $ 749,707,661
Trust shares held
 Class A ................................................................                     --             46,679,628
 Class B ................................................................                708,623              1,238,247
Units outstanding (000's):
IL Plus Original Series, IL COLI, Incentive Life COLI -
 Class A and B 0.00% ....................................................                     14                    174
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after,
 Survivorship Incentive Life - Class A and B 0.60% ......................                     51                     --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after -
 Class A and B 0.60% ....................................................                     --                  1,229
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000 - Class A and B 0.60% ....................................                     --                      8
IL Protector - Class A and B 0.80% ......................................                     --                    176
Survivorship 2000 - Class A and B 0.90% .................................                     --                    169
Incentive Life 2000 Sales 1999 and after, Survivorship
 Incentive Life - Class B 0.60% .........................................                     --                     --
Survivorship Incentive Life - Class B 0.60% .............................                     --                     --
Accumulator Life - Class B 1.35% ........................................                     --
Unit value:
IL Plus Original Series, IL COLI, Incentive Life COLI -
 Class A and B 0.00% ....................................................            $     41.52          $      208.22
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after,
 Survivorship Incentive Life - Class A and B 0.60% ......................            $     41.18          $          --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after -
 Class A and B 0.60% ....................................................            $        --          $          --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000 - Class A and B 0.60% ....................................            $        --          $      488.09
IL Protector - Class A and B 0.80% ......................................            $     41.07          $      161.78
Survivorship 2000 - Class A and B 0.90% .................................            $     41.02          $      207.26
Incentive Life 2000 Sales 1999 and after, Survivorship
 Incentive Life - Class B 0.60% .........................................            $        --          $      105.65
Survivorship Incentive Life - Class B 0.60% .............................            $        --          $          --
Accumulator Life - Class B 1.35% ........................................            $     40.77          $      101.79

-------
The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2001

                                                                                                      EQ/Capital       EQ/Capital
                                                                                 EQ/Bernstein          Guardian       Guardian U.S.
                                                                              Diversified Value        Research          Equity
                                                                              -----------------      -----------       -----------
Assets:
Investments in shares of The Trust, at fair value ......................         $82,415,399         $ 8,133,201       $ 9,167,556
Receivable for Trust shares sold .......................................                  --             599,849                --
Receivable for policy-related transactions .............................              42,407                  --            47,244
                                                                                 -----------         -----------       -----------
  Total assets .........................................................          82,457,806           8,733,050         9,214,800
                                                                                 -----------         -----------       -----------
Liabilities:
Payable for Trust shares purchased .....................................             101,242                  --            53,198
Payable for policy-related transactions ................................                  --             576,497                --
                                                                                 -----------         -----------       -----------
  Total liabilities ....................................................             101,242             576,497            53,198
                                                                                 -----------         -----------       -----------
Net Assets .............................................................         $82,356,564         $ 8,156,553       $ 9,161,602
                                                                                 ===========         ===========       ===========
Net Assets:
Accumulation Units .....................................................         $82,311,247         $ 8,117,110       $ 9,145,127
Accumulation nonunitized ...............................................                  --                  --                --
Retained by Equitable Life in Separate Account FP ......................              45,317              39,443            16,475
                                                                                 -----------         -----------       -----------
Total net assets .......................................................         $82,356,564         $ 8,156,553       $ 9,161,602
                                                                                 ===========         ===========       ===========
Investments in shares of The Trust, at cost ............................         $84,824,318         $ 8,007,129       $ 8,988,847
Trust shares held
 Class A ...............................................................                  --                  --                --
 Class B ...............................................................           7,001,105             744,002           897,037
Units outstanding (000's):
IL Plus Original Series, IL COLI, Incentive Life COLI -
 Class A and B 0.00% ...................................................                 170                  24                12
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after,
 Survivorship Incentive Life - Class A and B 0.60% .....................                 520                  48                74
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after -
 Class A and B 0.60% ...................................................                  --                  --                --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000 - Class A and B 0.60% ...................................                  --                  --                --
IL Protector - Class A and B 0.80% .....................................                   4                  --                --
Survivorship 2000 - Class A and B 0.90% ................................                  64                   1                 2
Incentive Life 2000 Sales 1999 and after, Survivorship
 Incentive Life - Class B 0.60% ........................................                   5                  --                --
Survivorship Incentive Life - Class B 0.60% ............................                  --                  --                --
Accumulator Life - Class B 1.35% .......................................                  --                  --                --
Unit value:
IL Plus Original Series, IL COLI, Incentive Life COLI -
 Class A and B 0.00% ...................................................         $     97.45         $    112.11       $    105.12
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after,
 Survivorship Incentive Life - Class A and B 0.60% .....................         $    111.27         $    110.55       $    103.65
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after -
 Class A and B 0.60% ...................................................         $        --         $        --       $        --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000 - Class A and B 0.60% ...................................         $        --         $        --       $        --
IL Protector - Class A and B 0.80% .....................................         $     95.61         $    110.03       $    103.17
Survivorship 2000 - Class A and B 0.90% ................................         $    110.12         $    109.77       $    102.92
Incentive Life 2000 Sales 1999 and after, Survivorship
 Incentive Life - Class B 0.60% ........................................         $     95.56         $        --       $        --
Survivorship Incentive Life - Class B 0.60% ............................         $        --         $        --       $        --
Accumulator Life - Class B 1.35% .......................................         $     94.36         $    107.84       $    100.40

                                                                                 EQ/Emerging       EQ/Equity 500        EQ/Evergreen
                                                                               Markets Equity           Index               Omega
                                                                               --------------      -------------        ------------
Assets:
Investments in shares of The Trust, at fair value ......................        $ 36,713,637        $614,982,397        $  1,192,831
Receivable for Trust shares sold .......................................           3,273,037           2,404,471                  --
Receivable for policy-related transactions .............................                  --                  --                 703
                                                                                ------------        ------------        ------------
  Total assets .........................................................          39,986,674         617,386,868           1,193,534
                                                                                ------------        ------------        ------------
Liabilities:
Payable for Trust shares purchased .....................................                  --                  --                 703
Payable for policy-related transactions ................................           3,273,686           2,000,478                  --
                                                                                ------------        ------------        ------------
  Total liabilities ....................................................           3,273,686           2,000,478                 703
                                                                                ------------        ------------        ------------
Net Assets .............................................................        $ 36,712,988        $615,386,390        $  1,192,831
                                                                                ============        ============        ============
Net Assets:
Accumulation Units .....................................................        $ 36,695,411        $614,813,868        $  1,189,235
Accumulation nonunitized ...............................................                  --             429,867                  --
Retained by Equitable Life in Separate Account FP ......................              17,577             142,655               3,596
                                                                                ------------        ------------        ------------
Total net assets .......................................................        $ 36,712,988        $615,386,390        $  1,192,831
                                                                                ============        ============        ============
Investments in shares of The Trust, at cost ............................        $ 48,110,760        $651,785,763        $  1,308,398
Trust shares held
 Class A ...............................................................                  --          25,644,447                  --
 Class B ...............................................................           6,538,162           2,256,114             149,336
Units outstanding (000's):
IL Plus Original Series, IL COLI, Incentive Life COLI -
 Class A and B 0.00% ...................................................                 131                 412                   4
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after,
 Survivorship Incentive Life - Class A and B 0.60% .....................                  --                  --                  12
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after -
 Class A and B 0.60% ...................................................                 404                  --                  --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000 - Class A and B 0.60% ...................................                  --               1,511                  --
IL Protector - Class A and B 0.80% .....................................                   2                  19                  --
Survivorship 2000 - Class A and B 0.90% ................................                  25                 211                  --
Incentive Life 2000 Sales 1999 and after, Survivorship
 Incentive Life - Class B 0.60% ........................................                  --                 575                  --
Survivorship Incentive Life - Class B 0.60% ............................                  12                  --                  --
Accumulator Life - Class B 1.35% .......................................                  --                  --                  --
Unit value:
IL Plus Original Series, IL COLI, Incentive Life COLI -
 Class A and B 0.00% ...................................................        $      64.83        $     271.91        $      78.47
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after,
 Survivorship Incentive Life - Class A and B 0.60% .....................        $         --        $         --        $      74.98
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after -
 Class A and B 0.60% ...................................................        $      63.15        $         --        $         --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000 - Class A and B 0.60% ...................................        $         --        $     262.11        $         --
IL Protector - Class A and B 0.80% .....................................        $      62.59        $     181.73        $      77.01
Survivorship 2000 - Class A and B 0.90% ................................        $      62.32        $     255.97        $      76.83
Incentive Life 2000 Sales 1999 and after, Survivorship
 Incentive Life - Class B 0.60% ........................................        $         --        $      85.84        $         --
Survivorship Incentive Life - Class B 0.60% ............................        $      85.61        $         --        $         --
Accumulator Life - Class B 1.35% .......................................        $      92.15        $      81.74        $      75.99

                                                                                                            EQ/FI Small/Mid
                                                                                    EQ/FI Mid Cap              Cap Value
                                                                                    -------------           ---------------
Assets:
Investments in shares of The Trust, at fair value .......................            $15,113,216             $ 80,441,823
Receivable for Trust shares sold ........................................               715,529                        --
Receivable for policy-related transactions ..............................                    --                 1,101,947
                                                                                     -----------             ------------
  Total assets ..........................................................            15,828,745                81,543,770
                                                                                     -----------             ------------
Liabilities:
Payable for Trust shares purchased ......................................                    --                 1,108,964
Payable for policy-related transactions .................................               712,158                        --
                                                                                     -----------             ------------
  Total liabilities .....................................................               712,158                 1,108,964
                                                                                     -----------             ------------
Net Assets ..............................................................            $15,116,587             $ 80,434,806
                                                                                     ===========             ============
Net Assets:
Accumulation Units ......................................................            $15,038,654             $ 80,367,708
Accumulation nonunitized ................................................                    --                        --
Retained by Equitable Life in Separate Account FP .......................                77,933                    67,098
                                                                                     -----------             ------------
Total net assets ........................................................            $15,116,587             $ 80,434,806
                                                                                     ===========             ============
Investments in shares of The Trust, at cost .............................            $14,951,456             $ 78,149,828
Trust shares held
 Class A ................................................................                    --                        --
 Class B ................................................................             1,743,623                 6,930,973
Units outstanding (000's):
IL Plus Original Series, IL COLI, Incentive Life COLI -
 Class A and B 0.00% ....................................................                    14                        90
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after,
 Survivorship Incentive Life - Class A and B 0.60% ......................                   151                        --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after -
 Class A and B 0.60% ....................................................                    --                        --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000 - Class A and B 0.60% ....................................                    --                        13
IL Protector - Class A and B 0.80% ......................................                    --                         4
Survivorship 2000 - Class A and B 0.90% .................................                     9                        47
Incentive Life 2000 Sales 1999 and after, Survivorship
 Incentive Life - Class B 0.60% .........................................                    --                       538
Survivorship Incentive Life - Class B 0.60% .............................                    --                        --
Accumulator Life - Class B 1.35% ........................................                    --                        --
Unit value:
IL Plus Original Series, IL COLI, Incentive Life COLI -
 Class A and B 0.00% ....................................................            $    86.96              $     119.34
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after,
 Survivorship Incentive Life - Class A and B 0.60% ......................            $    86.26              $         --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and after -
 Class A and B 0.60% ....................................................            $       --              $         --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000 - Class A and B 0.60% ....................................            $       --              $     116.03
IL Protector - Class A and B 0.80% ......................................            $    86.03              $     114.94
Survivorship 2000 - Class A and B 0.90% .................................            $    85.92              $     114.40
Incentive Life 2000 Sales 1999 and after, Survivorship
 Incentive Life - Class B 0.60% .........................................            $       --              $     112.71
Survivorship Incentive Life - Class B 0.60% .............................            $       --              $         --
Accumulator Life - Class B 1.35% ........................................            $    85.40              $      88.78

-------
The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (Concluded)

DECEMBER 31, 2001

                                                                                               EQ/Janus
                                                                                               Large Cap     EQ/Marsico
                                                                                                Growth          Focus
                                                                                             ------------    ---------
Assets:
Investments in shares of The Trust, at fair value ........................................   $ 13,694,166    $ 699,409
Receivable for Trust shares sold .........................................................             --           --
Receivable for policy-related transactions ...............................................        113,253        2,623
                                                                                             ------------    ---------
  Total assets ...........................................................................     13,807,419      702,032
                                                                                             ------------    ---------
Liabilities:
Payable for Trust shares purchased .......................................................        113,508        2,623
Payable for policy-related transactions ..................................................             --           --
                                                                                             ------------    ---------
  Total liabilities ......................................................................        113,508        2,623
                                                                                             ------------    ---------
Net Assets ...............................................................................   $ 13,693,911    $ 699,409
                                                                                             ============    =========
Net Assets:
Accumulation Units .......................................................................   $ 13,648,368    $ 699,052
Accumulation nonunitized .................................................................             --           --
Retained by Equitable Life in Separate Account FP ........................................         45,543          357
                                                                                             ------------    ---------
Total net assets .........................................................................   $ 13,693,911    $ 699,409
                                                                                             ============    =========
Investments in shares of The Trust, at cost ..............................................   $ 14,977,756    $ 690,950
Trust shares held
 Class A .................................................................................             --           --
 Class B .................................................................................      2,110,977       61,395
Units outstanding (000's):
IL Plus Original Series, IL COLI, Incentive Life COLI - Class A and B 0.00% ..............             31           --
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life
2000 Sales 1999 and after, Survivorship Incentive Life - Class A and B 0.60% .............            173            6
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life
2000 Sales 1999 and after - Class A and B 0.60% ..........................................             --           --
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000 - Class A and B
 0.60% ...................................................................................             --           --
IL Protector - Class A and B 0.80% .......................................................              1           --
Survivorship 2000 - Class A and B 0.90% ..................................................              6            1
Incentive Life 2000 Sales 1999 and after, Survivorship Incentive Life - Class B 0.60% ....             --           --
Survivorship Incentive Life - Class B 0.60% ..............................................             --           --
Accumulator Life - Class B 1.35% .........................................................             --           --
Unit value:
IL Plus Original Series, IL COLI, Incentive Life COLI - Class A and B 0.00% ..............   $      64.96    $  106.25
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life
2000 Sales 1999 and after, Survivorship Incentive Life - Class A and B 0.60% .............   $      64.44    $  106.09
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life
2000 Sales 1999 and after - Class A and B 0.60% ..........................................   $         --    $      --
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000 - Class A and B
 0.60% ...................................................................................   $         --    $      --
IL Protector - Class A and B 0.80% .......................................................   $      64.27    $  106.04
Survivorship 2000 - Class A and B 0.90% ..................................................   $      64.18    $  106.01
Incentive Life 2000 Sales 1999 and after, Survivorship Incentive Life - Class B 0.60% ....   $         --    $      --
Survivorship Incentive Life - Class B 0.60% ..............................................   $         --    $      --
Accumulator Life - Class B 1.35% .........................................................   $      63.79    $  105.90


                                                                                                   EQ/Mercury
                                                                                                      Basic
                                                                                                  Value Equity
                                                                                                --------------
Assets:
Investments in shares of The Trust, at fair value ........................................        $ 97,534,467
Receivable for Trust shares sold .........................................................                  --
Receivable for policy-related transactions ...............................................             131,827
                                                                                                  ------------
  Total assets ...........................................................................          97,666,294
                                                                                                  ------------
Liabilities:
Payable for Trust shares purchased .......................................................             134,938
Payable for policy-related transactions ..................................................                  --
                                                                                                  ------------
  Total liabilities ......................................................................             134,938
                                                                                                  ------------
Net Assets ...............................................................................        $ 97,531,356
                                                                                                  ============
Net Assets:
Accumulation Units .......................................................................        $ 97,457,327
Accumulation nonunitized .................................................................                  --
Retained by Equitable Life in Separate Account FP ........................................              74,029
                                                                                                  ------------
Total net assets .........................................................................        $ 97,531,356
                                                                                                  ============
Investments in shares of The Trust, at cost ..............................................        $ 96,650,871
Trust shares held
 Class A .................................................................................                  --
 Class B .................................................................................           7,081,515
Units outstanding (000's):
IL Plus Original Series, IL COLI, Incentive Life COLI - Class A and B 0.00% ..............                  96
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life
2000 Sales 1999 and after, Survivorship Incentive Life - Class A and B 0.60% .............                  --
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life
2000 Sales 1999 and after - Class A and B 0.60% ..........................................                 386
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000 - Class A and B
 0.60% ...................................................................................                  --
IL Protector - Class A and B 0.80% .......................................................                   4
Survivorship 2000 - Class A and B 0.90% ..................................................                  46
Incentive Life 2000 Sales 1999 and after, Survivorship Incentive Life - Class B 0.60% ....                  --
Survivorship Incentive Life - Class B 0.60% ..............................................                  20
Accumulator Life - Class B 1.35% .........................................................                  --
Unit value:
IL Plus Original Series, IL COLI, Incentive Life COLI - Class A and B 0.00% ..............        $     183.25
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life
2000 Sales 1999 and after, Survivorship Incentive Life - Class A and B 0.60% .............        $         --
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life
2000 Sales 1999 and after - Class A and B 0.60% ..........................................        $     178.18
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000 - Class A and B
 0.60% ...................................................................................        $         --
IL Protector - Class A and B 0.80% .......................................................        $     176.51
Survivorship 2000 - Class A and B 0.90% ..................................................        $     175.68
Incentive Life 2000 Sales 1999 and after, Survivorship Incentive Life - Class B 0.60% ....        $         --
Survivorship Incentive Life - Class B 0.60% ..............................................        $     116.52
Accumulator Life - Class B 1.35% .........................................................        $     132.83



                                                                                                   EQ/MFS
                                                                                                  Emerging
                                                                                                   Growth              EQ/MFS
                                                                                                 Companies        Investors Trust
                                                                                          -- -----------------   -----------------
Assets:
Investments in shares of The Trust, at fair value ........................................     $ 216,263,275        $ 4,121,986
Receivable for Trust shares sold .........................................................         4,683,326              8,883
Receivable for policy-related transactions ...............................................                --                 --
                                                                                               -------------        -----------
  Total assets ...........................................................................       220,946,601          4,130,869
                                                                                               -------------        -----------
Liabilities:
Payable for Trust shares purchased .......................................................                --                 --
Payable for policy-related transactions ..................................................         4,686,319             35,338
                                                                                               -------------        -----------
  Total liabilities ......................................................................         4,686,319             35,338
                                                                                               -------------        -----------
Net Assets ...............................................................................     $ 216,260,282        $ 4,095,531
                                                                                               =============        ===========
Net Assets:
Accumulation Units .......................................................................     $ 216,160,799        $ 4,077,341
Accumulation nonunitized .................................................................                --                 --
Retained by Equitable Life in Separate Account FP ........................................            99,483             18,190
                                                                                               -------------        -----------
Total net assets .........................................................................     $ 216,260,282        $ 4,095,531
                                                                                               =============        ===========
Investments in shares of The Trust, at cost ..............................................     $ 290,047,429        $ 4,532,668
Trust shares held
 Class A .................................................................................                --                 --
 Class B .................................................................................        15,783,363            459,475
Units outstanding (000's):
IL Plus Original Series, IL COLI, Incentive Life COLI - Class A and B 0.00% ..............               158                  6
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life
2000 Sales 1999 and after, Survivorship Incentive Life - Class A and B 0.60% .............                --                 41
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life
2000 Sales 1999 and after - Class A and B 0.60% ..........................................             1,163                 --
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000 - Class A and B
 0.60% ...................................................................................                --                 --
IL Protector - Class A and B 0.80% .......................................................                 9                 --
Survivorship 2000 - Class A and B 0.90% ..................................................                76                  1
Incentive Life 2000 Sales 1999 and after, Survivorship Incentive Life - Class B 0.60% ....                --                 --
Survivorship Incentive Life - Class B 0.60% ..............................................                74                 --
Accumulator Life - Class B 1.35% .........................................................                --                 --
Unit value:
IL Plus Original Series, IL COLI, Incentive Life COLI - Class A and B 0.00% ..............     $      153.10        $     86.36
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life
2000 Sales 1999 and after, Survivorship Incentive Life - Class A and B 0.60% .............     $          --        $     85.03
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life
2000 Sales 1999 and after - Class A and B 0.60% ..........................................     $      148.86        $        --
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000 - Class A and B
 0.60% ...................................................................................     $          --        $        --
IL Protector - Class A and B 0.80% .......................................................     $      147.47        $     84.59
Survivorship 2000 - Class A and B 0.90% ..................................................     $      146.78        $     84.37
Incentive Life 2000 Sales 1999 and after, Survivorship Incentive Life - Class B 0.60% ....     $          --        $        --
Survivorship Incentive Life - Class B 0.60% ..............................................     $       85.53        $        --
Accumulator Life - Class B 1.35% .........................................................     $       96.14        $     84.83




                                                                                                EQ/MFS
                                                                                               Research
                                                                                           ---------------
Assets:
Investments in shares of The Trust, at fair value ........................................   $ 57,601,743
Receivable for Trust shares sold .........................................................      1,222,382
Receivable for policy-related transactions ...............................................             --
                                                                                             ------------
  Total assets ...........................................................................     58,824,125
                                                                                             ------------
Liabilities:
Payable for Trust shares purchased .......................................................             --
Payable for policy-related transactions ..................................................      1,222,364
                                                                                             ------------
  Total liabilities ......................................................................      1,222,364
                                                                                             ------------
Net Assets ...............................................................................   $ 57,601,761
                                                                                             ============
Net Assets:
Accumulation Units .......................................................................   $ 57,536,534
Accumulation nonunitized .................................................................             --
Retained by Equitable Life in Separate Account FP ........................................         65,227
                                                                                             ------------
Total net assets .........................................................................   $ 57,601,761
                                                                                             ============
Investments in shares of The Trust, at cost ..............................................   $ 63,150,896
Trust shares held
 Class A .................................................................................             --
 Class B .................................................................................      5,127,746
Units outstanding (000's):
IL Plus Original Series, IL COLI, Incentive Life COLI - Class A and B 0.00% ..............             82
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life
2000 Sales 1999 and after, Survivorship Incentive Life - Class A and B 0.60% .............             --
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life
2000 Sales 1999 and after - Class A and B 0.60% ..........................................            323
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000 - Class A and B
 0.60% ...................................................................................             --
IL Protector - Class A and B 0.80% .......................................................              4
Survivorship 2000 - Class A and B 0.90% ..................................................             28
Incentive Life 2000 Sales 1999 and after, Survivorship Incentive Life - Class B 0.60% ....             --
Survivorship Incentive Life - Class B 0.60% ..............................................             17
Accumulator Life - Class B 1.35% .........................................................             --
Unit value:
IL Plus Original Series, IL COLI, Incentive Life COLI - Class A and B 0.00% ..............   $     131.34
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life
2000 Sales 1999 and after, Survivorship Incentive Life - Class A and B 0.60% .............   $         --
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life
2000 Sales 1999 and after - Class A and B 0.60% ..........................................   $     127.70
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000 - Class A and B
 0.60% ...................................................................................   $         --
IL Protector - Class A and B 0.80% .......................................................   $     126.51
Survivorship 2000 - Class A and B 0.90% ..................................................   $     125.91
Incentive Life 2000 Sales 1999 and after, Survivorship Incentive Life - Class B 0.60% ....   $         --
Survivorship Incentive Life - Class B 0.60% ..............................................   $      85.96
Accumulator Life - Class B 1.35% .........................................................   $      88.20


                                                                                               EQ/Putnam      EQ/T. Rowe Price
                                                                                            Growth & Income    International
                                                                                                 Value             Stock
                                                                                           ----------------- -----------------
Assets:
Investments in shares of The Trust, at fair value ........................................   $ 29,065,646      $ 52,906,817
Receivable for Trust shares sold .........................................................             --         3,140,808
Receivable for policy-related transactions ...............................................          4,489                --
                                                                                             ------------      ------------
  Total assets ...........................................................................     29,070,135        56,047,625
                                                                                             ------------      ------------
Liabilities:
Payable for Trust shares purchased .......................................................          8,994                --
Payable for policy-related transactions ..................................................             --         3,140,339
                                                                                             ------------      ------------
  Total liabilities ......................................................................          8,994         3,140,339
                                                                                             ------------      ------------
Net Assets ...............................................................................   $ 29,061,141      $ 52,907,286
                                                                                             ============      ============
Net Assets:
Accumulation Units .......................................................................   $ 29,004,102      $ 52,848,336
Accumulation nonunitized .................................................................             --                --
Retained by Equitable Life in Separate Account FP ........................................         57,039            58,950
                                                                                             ------------      ------------
Total net assets .........................................................................   $ 29,061,141      $ 52,907,286
                                                                                             ============      ============
Investments in shares of The Trust, at cost ..............................................   $ 30,524,807      $ 67,553,791
Trust shares held
 Class A .................................................................................             --                --
 Class B .................................................................................      2,577,866         6,339,550
Units outstanding (000's):
IL Plus Original Series, IL COLI, Incentive Life COLI - Class A and B 0.00% ..............             42               113
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life
2000 Sales 1999 and after, Survivorship Incentive Life - Class A and B 0.60% .............             --                --
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life
2000 Sales 1999 and after - Class A and B 0.60% ..........................................            159               395
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000 - Class A and B
 0.60% ...................................................................................             --                --
IL Protector - Class A and B 0.80% .......................................................              2                 2
Survivorship 2000 - Class A and B 0.90% ..................................................             16                52
Incentive Life 2000 Sales 1999 and after, Survivorship Incentive Life - Class B 0.60% ....             --                --
Survivorship Incentive Life - Class B 0.60% ..............................................             16                16
Accumulator Life - Class B 1.35% .........................................................             --                --
Unit value:
IL Plus Original Series, IL COLI, Incentive Life COLI - Class A and B 0.00% ..............   $     128.70      $      93.88
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life
2000 Sales 1999 and after, Survivorship Incentive Life - Class A and B 0.60% .............   $         --      $         --
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life
2000 Sales 1999 and after - Class A and B 0.60% ..........................................   $     125.14      $      91.28
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000 - Class A and B
 0.60% ...................................................................................   $         --      $         --
IL Protector - Class A and B 0.80% .......................................................   $     123.96      $      90.42
Survivorship 2000 - Class A and B 0.90% ..................................................   $     123.38      $      90.00
Incentive Life 2000 Sales 1999 and after, Survivorship Incentive Life - Class B 0.60% ....   $         --      $         --
Survivorship Incentive Life - Class B 0.60% ..............................................   $      87.82      $      81.73
Accumulator Life - Class B 1.35% .........................................................   $      95.74      $      79.63

-------
The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31,

                                                            EQ/Aggressive Stock
                                            ---------------------------------------------------
                                                   2001              2000             1999
                                            ----------------- ----------------- ---------------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ................  $    3,459,227    $    3,434,784    $   3,163,286
 Expenses:
  Mortality and expense risk charges ......       3,763,915         5,519,701        5,481,701
                                             --------------    --------------    -------------
Net Investment Income (Loss) ..............        (304,688)       (2,084,917)      (2,318,415)
                                             --------------    --------------    -------------
Realized and Unrealized Gain (Loss)
 on Investments:
  Realized gain (loss) on investments .....    (212,487,401)       67,261,897      (27,888,194)
  Realized gain distribution from The
   Trust ..................................              --        62,772,904       61,642,419
                                             --------------    --------------    -------------
 Net realized gain (loss) .................    (212,487,401)      130,034,801       33,754,225
                                             --------------    --------------    -------------
 Change in unrealized appreciation
  (depreciation) of investments ...........       3,263,156      (261,224,627)     132,094,676
                                             --------------    --------------    -------------
Net Realized and Unrealized Gain
 (Loss) on Investments ....................    (209,224,245)     (131,189,826)     165,848,901
                                             --------------    --------------    -------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ................  $ (209,528,933)   $ (133,274,743)   $ 163,530,486
                                             ==============    ==============    =============


                                                          EQ/Alliance Common Stock               EQ/Alliance Global
                                            ---------------------------------------------------- ------------------
                                                   2001               2000             1999             2001
                                            ----------------- ------------------- -------------- -----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ................  $   66,366,976    $      20,631,257   $ 20,107,533   $           --
 Expenses:
  Mortality and expense risk charges ......      16,024,667           19,465,147     19,069,959        3,004,676
                                             --------------    -----------------   ------------   --------------
Net Investment Income (Loss) ..............      50,342,309            1,166,110      1,037,574       (3,004,676)
                                             --------------    -----------------   ------------   --------------
Realized and Unrealized Gain (Loss)
 on Investments:
  Realized gain (loss) on investments .....    (102,598,622)         227,158,194    221,690,581     (149,274,922)
  Realized gain distribution from The
   Trust ..................................       3,428,990          596,359,479    497,324,765          229,470
                                             --------------    -----------------   ------------   --------------
 Net realized gain (loss) .................     (99,169,632)         823,517,673    719,015,346     (149,045,452)
                                             --------------    -----------------   ------------   --------------
 Change in unrealized appreciation
  (depreciation) of investments ...........    (277,010,784)      (1,333,854,337)    13,099,046       30,847,371
                                             --------------    -----------------   ------------   --------------
Net Realized and Unrealized Gain
 (Loss) on Investments ....................    (376,180,416)        (510,336,664)   732,114,392     (118,198,081)
                                             --------------    -----------------   ------------   --------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ................  $ (325,838,107)   $    (509,170,554)  $733,151,966   $ (121,202,757)
                                             ==============    =================   ============   ==============


                                                   EQ/Alliance Global
                                            ---------------------------------
                                                   2000             1999
                                            ----------------- ---------------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ................  $    1,173,280    $    561,424
 Expenses:
  Mortality and expense risk charges ......       4,131,640       3,438,444
                                             --------------    ------------
Net Investment Income (Loss) ..............      (2,958,360)     (2,877,020)
                                             --------------    ------------
Realized and Unrealized Gain (Loss)
 on Investments:
  Realized gain (loss) on investments .....      44,316,191      67,795,783
  Realized gain distribution from The
   Trust ..................................      66,324,943      44,485,709
                                             --------------    ------------
 Net realized gain (loss) .................     110,641,134     112,281,492
                                             --------------    ------------
 Change in unrealized appreciation
  (depreciation) of investments ...........    (247,293,351)     89,001,859
                                             --------------    ------------
Net Realized and Unrealized Gain
 (Loss) on Investments ....................    (136,652,217)    201,283,351
                                             --------------    ------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ................  $ (139,610,577)   $198,406,331
                                             ==============    ============

-------
(a) Commenced operations on June 4, 1999.
(b) Commenced operations on August 30, 1999.
(c) Commenced operations on May 2, 2000.
(d) Commenced operations on September 5, 2000.
(e) Commenced operations on October 22, 2001.
The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                     EQ/Alliance Growth and Income
                                            ------------------------------------------------
                                                  2001            2000             1999
                                            --------------- ---------------- ---------------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ................  $   3,584,835   $    2,446,807    $   530,384
 Expenses:
  Mortality and expense risk charges ......      1,879,561        1,420,402      1,048,745
                                             -------------   --------------    -----------
Net Investment Income (Loss) ..............      1,705,274        1,026,405       (518,361)
                                             -------------   --------------    -----------
Realized and Unrealized Gain (Loss)
 on Investments:
  Realized gain (loss) on investments .....     (9,356,403)      26,185,528        730,688
  Realized gain distribution from The
   Trust ..................................     15,642,007       27,698,101     20,855,872
                                             -------------   --------------    -----------
 Net realized gain (loss) .................      6,285,604       53,883,629     21,586,560
                                             -------------   --------------    -----------
 Change in unrealized appreciation
  (depreciation) of investments ...........    (14,338,526)     (35,037,744)    10,929,728
                                             -------------   --------------    -----------
Net Realized and Unrealized Gain
 (Loss) on Investments ....................     (8,052,922)      18,845,885     32,516,288
                                             -------------   --------------    -----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ................  $  (6,347,648)  $   19,872,290    $31,997,927
                                             =============   ==============    ===========



                                                       EQ/Alliance Growth Investors
                                            --------------------------------------------------
                                                   2001              2000            1999
                                            ----------------- ----------------- --------------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ................  $   20,405,940    $   21,379,395    $ 17,092,741
 Expenses:
  Mortality and expense risk charges ......       5,902,954         6,959,631       6,207,073
                                             --------------    --------------    ------------
Net Investment Income (Loss) ..............      14,502,986        14,419,764      10,885,668
                                             --------------    --------------    ------------
Realized and Unrealized Gain (Loss)
 on Investments:
  Realized gain (loss) on investments .....        (315,664)       16,392,372      15,284,978
  Realized gain distribution from The
   Trust ..................................              --        77,354,978     104,658,738
                                             --------------    --------------    ------------
 Net realized gain (loss) .................        (315,664)       93,747,350     119,943,716
                                             --------------    --------------    ------------
 Change in unrealized appreciation
  (depreciation) of investments ...........    (157,828,803)     (196,393,672)    120,308,421
                                             --------------    --------------    ------------
Net Realized and Unrealized Gain
 (Loss) on Investments ....................    (158,144,467)     (102,646,322)    240,252,137
                                             --------------    --------------    ------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ................  $ (143,641,481)   $  (88,226,558)   $251,137,805
                                             ==============    ==============    ============



                                                          EQ/Alliance High Yield
                                            -------------------------------------------------
                                                  2001             2000            1999
                                            ---------------- --------------------------------
Income and Expenses:
 Investment Income:                          $   11,845,816   $  14,140,763   $  17,378,455
  Dividends from The Trust ................
 Expenses:                                          663,565         730,110         889,065
  Mortality and expense risk charges ......  --------------   -------------   -------------
                                                 11,182,251      13,410,653      16,489,390
Net Investment Income (Loss) ..............  --------------   -------------   -------------

Realized and Unrealized Gain (Loss)
 on Investments:                                (19,177,544)    (14,615,073)    (15,192,553)
  Realized gain (loss) on investments .....
  Realized gain distribution from The                    --              --         161,999
   Trust ..................................  --------------   -------------   -------------
                                                (19,177,544)    (14,615,073)    (15,030,554)
 Net realized gain (loss) .................  --------------   -------------   -------------

 Change in unrealized appreciation                8,741,806     (11,205,680)     (7,843,498)
  (depreciation) of investments ...........  --------------   -------------   -------------

Net Realized and Unrealized Gain                (10,435,738)    (25,820,753)    (22,874,052)
 (Loss) on Investments ....................  --------------   -------------   -------------

Net Increase (Decrease) in Net Assets        $      746,513   $ (12,410,100)  $  (6,384,662)
 Resulting from Operations ................  ==============   =============   =============


-------
(a) Commenced operations on June 4, 1999.
(b) Commenced operations on August 30, 1999.
(c) Commenced operations on May 2, 2000.
(d) Commenced operations on September 5, 2000.
(e) Commenced operations on October 22, 2001.
The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                EQ/Alliance Intermediate
                                                  Government Securities
                                       -------------------------------------------
                                            2001          2000           1999
                                       ------------- ------------- ---------------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ...........  $4,259,499    $4,305,611    $   4,049,521
 Expenses:
  Mortality and expense risk charges .     252,420       193,617          378,916
                                        ----------    ----------    -------------
Net Investment Income (Loss) .........   4,007,079     4,111,994        3,670,605
                                        ----------    ----------    -------------
Realized and Unrealized Gain (Loss)
 on Investments:
  Realized gain (loss) on investments    1,290,483        (3,837)        (194,507)
  Realized gain distribution from The
   Trust .............................          --            --               --
                                        ----------    ----------    -------------
 Net realized gain (loss) ............   1,290,483        (3,837)        (194,507)
                                        ----------    ----------    -------------
 Change in unrealized appreciation
  (depreciation) of investments ......   1,797,986     2,567,919       (3,783,549)
                                        ----------    ----------    -------------
Net Realized and Unrealized Gain
 (Loss) on Investments ...............   3,088,469     2,564,082       (3,978,056)
                                        ----------    ----------    -------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ...........  $7,095,548    $6,676,076    $    (307,451)
                                        ==========    ==========    =============



                                                    EQ/Alliance International
                                       ---------------------------------------------------
                                              2001              2000             1999
                                       ----------------- ----------------- ---------------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ...........   $   1,012,415     $     367,531     $        --
 Expenses:
  Mortality and expense risk charges .         324,908           438,450         321,035
                                         -------------     -------------     -----------
Net Investment Income (Loss) .........         687,507           (70,919)       (321,035)
                                         -------------     -------------     -----------
Realized and Unrealized Gain (Loss)
 on Investments:
  Realized gain (loss) on investments       (8,267,592)       (1,758,393)      1,164,532
  Realized gain distribution from The
   Trust .............................         262,362         6,771,361       1,299,989
                                         -------------     -------------     -----------
 Net realized gain (loss) ............      (8,005,230)        5,012,968       2,464,521
                                         -------------     -------------     -----------
 Change in unrealized appreciation
  (depreciation) of investments ......      (9,474,456)      (26,115,157)     19,788,723
                                         -------------     -------------     -----------
Net Realized and Unrealized Gain
 (Loss) on Investments ...............     (17,479,686)      (21,102,189)     22,253,244
                                         -------------     -------------     -----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ...........   $ (16,792,179)    $ (21,173,108)    $21,932,209
                                         =============     =============     ===========



                                                  EQ/Alliance Money Market
                                        ---------------------------------------------
                                             2001            2000           1999
                                        -------------- ------------------------------

Income and Expenses:
 Investment Income:                      $ 14,248,528   $   20,530,134  $13,943,193
  Dividends from The Trust ...........
 Expenses:                                  2,107,718        1,779,469    1,613,234
  Mortality and expense risk charges .   ------------   --------------  -----------
                                           12,140,810       18,750,665   12,329,959
Net Investment Income (Loss) .........   ------------   --------------  -----------

Realized and Unrealized Gain (Loss)
 on Investments:                           (1,312,388)      13,088,236      517,935
  Realized gain (loss) on investments
  Realized gain distribution from The              --          429,300       10,344
   Trust .............................   ------------   --------------  -----------
                                           (1,312,388)      13,517,536      528,279
 Net realized gain (loss) ............   ------------   --------------  -----------

 Change in unrealized appreciation          2,210,091      (12,753,418)    (219,635)
  (depreciation) of investments ......   ------------   --------------  -----------

Net Realized and Unrealized Gain              897,703          764,118      308,644
 (Loss) on Investments ...............   ------------   --------------  -----------

Net Increase (Decrease) in Net Assets    $ 13,038,513   $   19,514,783  $12,638,603
 Resulting from Operations ...........   ============   ==============  ===========


-------
(a) Commenced operations on June 4, 1999.
(b) Commenced operations on August 30, 1999.
(c) Commenced operations on May 2, 2000.
(d) Commenced operations on September 5, 2000.
(e) Commenced operations on October 22, 2001.
The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                EQ/Alliance Premier Growth (a)
                                       -------------------------------------------------
                                              2001             2000            1999
                                       ----------------- ---------------- --------------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ...........  $        9,667    $   2,922,865     $   30,540
 Expenses:
  Mortality and expense risk charges .         955,890        2,519,013         63,730
                                        --------------    -------------     ----------
Net Investment Income (Loss) .........        (946,223)         403,852        (33,190)
                                        --------------    -------------     ----------
Realized and Unrealized Gain (Loss)
 on Investments:
  Realized gain (loss) on investments     (127,060,769)       1,799,789         83,605
  Realized gain distribution from The
   Trust .............................              --               --        106,890
                                        --------------    -------------     ----------
 Net realized gain (loss) ............    (127,060,769)       1,799,789        190,495
                                        --------------    -------------     ----------
 Change in unrealized appreciation
  (depreciation) of investments ......      66,507,612      (83,349,563)     5,068,707
                                        --------------    -------------     ----------
Net Realized and Unrealized Gain
 (Loss) on Investments ...............     (60,553,157)     (81,549,774)     5,259,202
                                        --------------    -------------     ----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ...........  $  (61,499,380)   $ (81,145,922)    $5,226,012
                                        ==============    =============     ==========



                                                  EQ/Alliance Quality Bond
                                       -----------------------------------------------
                                             2001           2000            1999
                                       --------------- -------------- ----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ...........  $  7,364,252    $ 27,213,134   $  12,542,857
 Expenses:
  Mortality and expense risk charges .       885,373       2,318,268       1,329,147
                                        ------------    ------------   -------------
Net Investment Income (Loss) .........     6,478,879      24,894,866      11,213,710
                                        ------------    ------------   -------------
Realized and Unrealized Gain (Loss)
 on Investments:
  Realized gain (loss) on investments     16,218,499      (1,145,872)     (1,493,664)
  Realized gain distribution from The
   Trust .............................            --              --         870,458
                                        ------------    ------------   -------------
 Net realized gain (loss) ............    16,218,499      (1,145,872)       (623,206)
                                        ------------    ------------   -------------
 Change in unrealized appreciation
  (depreciation) of investments ......    (6,369,381)     21,376,212     (16,621,791)
                                        ------------    ------------   -------------
Net Realized and Unrealized Gain
 (Loss) on Investments ...............     9,849,118      20,230,340     (17,244,997)
                                        ------------    ------------   -------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ...........  $ 16,327,997    $ 45,125,206   $  (6,031,287)
                                        ============    ============   =============





                                                  EQ/Alliance Small Cap Growth
                                       ------------------------------------------------
                                             2001             2000            1999
                                       ---------------- -------------------------------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ...........  $   1,582,483    $           --   $        --
 Expenses:
  Mortality and expense risk charges .        753,493           616,222       284,347
                                        -------------    --------------   -----------
Net Investment Income (Loss) .........        828,990          (616,222)     (284,347)
                                        -------------    --------------   -----------
Realized and Unrealized Gain (Loss)
 on Investments:
  Realized gain (loss) on investments     (29,857,146)       35,932,898     4,345,484
  Realized gain distribution from The
   Trust .............................        647,769        16,396,188            --
                                        -------------    --------------   -----------
 Net realized gain (loss) ............    (29,209,377)       52,329,086     4,345,484
                                        -------------    --------------   -----------
 Change in unrealized appreciation
  (depreciation) of investments ......     10,471,452       (35,002,229)   15,295,322
                                        -------------    --------------   -----------
Net Realized and Unrealized Gain
 (Loss) on Investments ...............    (18,737,925)       17,326,857    19,640,806
                                        -------------    --------------   -----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ...........  $ (17,908,935)   $   16,710,635   $19,356,459
                                        =============    ==============   ===========

-------
(a) Commenced operations on June 4, 1999.
(b) Commenced operations on August 30, 1999.
(c) Commenced operations on May 2, 2000.
(d) Commenced operations on September 5, 2000.
(e) Commenced operations on October 22, 2001.
The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                          EQ/Alliance Technology (c)      EQ/AXP New Dimensions (d)
                                       --------------------------------- ---------------------------
                                             2001             2000            2001          2000
                                       ---------------- ---------------- ------------- -------------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ...........  $       5,346    $          --    $    4,974     $   1,043
 Expenses:
  Mortality and expense risk charges .        221,007           76,288         9,892           240
                                        -------------    -------------    ----------     ---------
Net Investment Income (Loss) .........       (215,661)         (76,288)       (4,918)          803
                                        -------------    -------------    ----------     ---------
Realized and Unrealized Gain (Loss)
 on Investments:
  Realized gain (loss) on investments     (18,298,009)        (506,295)     (117,138)       (1,822)
  Realized gain distribution from The
   Trust .............................             --               --            --            --
                                        -------------    -------------    ----------     ---------
 Net realized gain (loss) ............     18,298,009         (506,295)     (117,138)       (1,822)
                                        -------------    -------------    ----------     ---------
 Change in unrealized appreciation
  (depreciation) of investments ......      7,601,879      (10,564,821)      (97,780)      (97,042)
                                        -------------    -------------    ----------     ---------
Net Realized and Unrealized Gain
 (Loss) on Investments ...............    (10,696,130)     (11,071,116)     (214,918)      (98,864)
                                        -------------    -------------    ----------     ---------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ...........  $ (10,911,791)   $ (11,147,404)   $ (219,836)    $ (98,061)
                                        =============    =============    ==========     =========




                                     EQ/AXP Strategy Aggressive (d)                     EQ/Balanced
                                     ------------------------------  -------------------------------------------------
                                            2001          2000            2001              2000            1999
                                     --------------- -------------   ---------------- ----------------- --------------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ...........  $       --    $      742    $  18,337,028    $    17,202,195   $14,371,360
 Expenses:
  Mortality and expense risk charges .       7,936           694        3,720,250          3,249,089     3,107,759
                                        ----------    ----------    -------------    ---------------   -----------
Net Investment Income (Loss) .........      (7,936)           48       14,616,778         13,953,106    11,263,601
                                        ----------    ----------    -------------    ---------------   -----------
Realized and Unrealized Gain (Loss)
 on Investments:
  Realized gain (loss) on investments     (219,356)     (145,965)      (7,624,110)         7,620,389     9,085,444
  Realized gain distribution from The
   Trust .............................          --            --               --         84,212,310    50,638,464
                                        ----------    ----------    -------------    ---------------   -----------
 Net realized gain (loss) ............    (219,356)     (145,965)      (7,624,110)        91,832,699    59,723,908
                                        ----------    ----------    -------------    ---------------   -----------
 Change in unrealized appreciation
  (depreciation) of investments ......    (267,292)     (200,326)     (31,738,236)      (115,634,605)   11,891,088
                                        ----------    ----------    -------------    ---------------   -----------
Net Realized and Unrealized Gain
 (Loss) on Investments ...............    (486,648)     (346,291)     (39,362,346)       (23,801,906)   71,614,996
                                        ----------    ----------    -------------    ---------------   -----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ...........  $ (494,584)   $ (346,243)   $ (24,745,568)   $    (9,848,800)  $82,878,597
                                        ==========    ==========    =============    ===============   ===========

-------
(a) Commenced operations on June 4, 1999.
(b) Commenced operations on August 30, 1999.
(c) Commenced operations on May 2, 2000.
(d) Commenced operations on September 5, 2000.
(e) Commenced operations on October 22, 2001.
The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                   EQ/Bernstein
                                                  Diversified Value      EQ/Capital Guardian Research (b)
                                            --------------------------- ----------------------------------
                                                  2001          2000        2001        2000       1999
                                            --------------- ----------- ------------ ---------- ----------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ................  $     717,948   $  4,179    $   15,176   $35,181    $   280
 Expenses:
  Mortality and expense risk charges ......        236,038        875        21,187     5,502        209
                                             -------------   --------    ----------   -------    -------
Net Investment Income (Loss) ..............        481,910      3,304        (6,011)   29,679         71
                                             -------------   --------    ----------   -------    -------
Realized and Unrealized Gain (Loss)
 on Investments:
  Realized gain (loss) on investments .....       (429,986)    (2,223)      (96,597)   30,415      2,810
  Realized gain distribution from The
   Trust ..................................      1,424,280         --            --        --         27
                                             -------------   --------    ----------   -------    -------
 Net realized gain (loss) .................        994,294     (2,223)      (96,597)   30,415      2,837
                                             -------------   --------    ----------   -------    -------
 Change in unrealized appreciation
  (depreciation) of investments ...........     (2,419,314)    10,394       105,383     9,596     11,093
                                             -------------   --------    ----------   -------    -------
Net Realized and Unrealized Gain
 (Loss) on Investments ....................     (1,425,020)     8,171         8,786    40,011     13,930
                                             -------------   --------    ----------   -------    -------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ................  $    (943,110)  $ 11,475    $    2,775   $69,690    $14,001
                                             =============   ========    ==========   =======    =======



                                            EQ/Capital Guardian U.S. Equity (b)
                                            -----------------------------------
                                                2001        2000       1999
                                            ------------ ---------- ---------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ................  $  24,798    $34,131    $ 1,159
 Expenses:
  Mortality and expense risk charges ......     21,388      5,877        378
                                             ---------    -------    -------
Net Investment Income (Loss) ..............      3,410     28,254        781
                                             ---------    -------    -------
Realized and Unrealized Gain (Loss)
 on Investments:
  Realized gain (loss) on investments .....    (56,949)    16,165        451
  Realized gain distribution from The
   Trust ..................................         --      5,315      1,508
                                             ---------    -------    -------
 Net realized gain (loss) .................    (56,949)    21,480      1,959
                                             ---------    -------    -------
 Change in unrealized appreciation
  (depreciation) of investments ...........    154,385      6,999     17,325
                                             ---------    -------    -------
Net Realized and Unrealized Gain
 (Loss) on Investments ....................     97,436     28,479     19,284
                                             ---------    -------    -------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ................  $ 100,846    $56,733    $20,065
                                             =========    =======    =======

-------
(a) Commenced operations on June 4, 1999.
(b) Commenced operations on August 30, 1999.
(c) Commenced operations on May 2, 2000.
(d) Commenced operations on September 5, 2000.
(e) Commenced operations on October 22, 2001.
The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                     EQ/Emerging Markets Equity
                                          ------------------------------------------------
                                                2001             2000            1999
                                          ---------------- ---------------- --------------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ..............  $          --    $   3,734,636    $        --
 Expenses:
  Mortality and expense risk charges ....        164,902          225,716         66,405
                                           -------------    -------------    -----------
Net Investment Income (Loss) ............       (164,902)       3,508,920        (66,405)
                                           -------------    -------------    -----------
Realized and Unrealized Gain (Loss)
 on Investments:
  Realized gain (loss) on investments ...    (15,753,531)       3,112,222        363,825
  Realized gain distribution from The
   Trust ................................         53,866        1,317,840        394,053
                                           -------------    -------------    -----------
 Net realized gain (loss) ...............    (15,699,665)       4,430,062        757,878
                                           -------------    -------------    -----------
 Change in unrealized appreciation
  (depreciation) of investments .........     13,760,152      (36,201,861)    13,987,219
                                           -------------    -------------    -----------
Net Realized and Unrealized Gain
 (Loss) on Investments ..................     (1,939,513)     (31,771,799)    14,745,097
                                           -------------    -------------    -----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ..............  $  (2,104,415)   $ (28,262,879)   $14,678,692
                                           =============    =============    ===========



                                                         EQ/Equity 500 Index                       EQ/Evergreen Omega (a)
                                          -------------------------------------------------- -----------------------------------
                                                2001              2000             1999           2001         2000       1999
                                          ---------------- ----------------- --------------- ------------- ------------ --------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ..............  $   6,734,669    $    4,807,410    $  7,575,355    $      110    $   1,189    $   99
 Expenses:
  Mortality and expense risk charges ....      3,292,002         3,730,581       3,729,959         4,270        1,838        18
                                           -------------    --------------    ------------    ----------    ---------    ------
Net Investment Income (Loss) ............      3,442,667         1,076,829       3,845,396        (4,160)        (649)       81
                                           -------------    --------------    ------------    ----------    ---------    ------
Realized and Unrealized Gain (Loss)
 on Investments:
  Realized gain (loss) on investments ...    (50,673,179)      125,289,487      21,008,249       (39,991)     (18,345)       20
  Realized gain distribution from The
   Trust ................................        330,459        29,072,151       6,196,508            --           --        --
                                           -------------    --------------    ------------    ----------    ---------    ------
 Net realized gain (loss) ...............    (50,342,720)      154,361,638      27,204,757       (39,991)     (18,345)       20
                                           -------------    --------------    ------------    ----------    ---------    ------
 Change in unrealized appreciation
  (depreciation) of investments .........    (34,420,555)     (231,136,418)     92,088,291       (69,937)     (47,080)    1,450
                                           -------------    --------------    ------------    ----------    ---------    ------
Net Realized and Unrealized Gain
 (Loss) on Investments ..................    (84,763,275)      (76,774,780)    119,293,048      (109,928)     (65,425)    1,470
                                           -------------    --------------    ------------    ----------    ---------    ------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ..............  $ (81,320,608)   $  (75,697,951)   $123,138,444    $ (114,088)   $ (66,074)   $1,551
                                           =============    ==============    ============    ==========    =========    ======

-------
(a) Commenced operations on June 4, 1999.
(b) Commenced operations on August 30, 1999.
(c) Commenced operations on May 2, 2000.
(d) Commenced operations on September 5, 2000.
(e) Commenced operations on October 22, 2001.
The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                EQ/FI Mid Cap (d)              EQ/FI Small/Mid Cap Value
                                            ------------------------ -------------------------------------------
                                                 2001         2000        2001          2000           1999
                                            -------------- --------- ------------- ------------- ---------------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ................   $   21,223    $ 2,614   $  400,316    $  355,229    $      67,108
 Expenses:
  Mortality and expense risk charges ......       44,269        895      275,246       171,556          180,999
                                              ----------    -------   ----------    ----------    -------------
Net Investment Income (Loss) ..............      (23,046)     1,719      125,070       183,673         (113,891)
                                              ----------    -------   ----------    ----------    -------------
Realized and Unrealized Gain (Loss)
 on Investments:
  Realized gain (loss) on investments .....     (487,515)    22,280      138,857      (925,533)      (1,591,217)
  Realized gain distribution from The
   Trust ..................................           --         --           --            --               --
                                              ----------    -------   ----------    ----------    -------------
 Net realized gain (loss) .................     (487,515)    22,280      138,857      (925,533)      (1,591,217)
                                              ----------    -------   ----------    ----------    -------------
 Change in unrealized appreciation
  (depreciation) of investments ...........      115,983     45,777    2,231,073     2,355,805        1,920,459
                                              ----------    -------   ----------    ----------    -------------
Net Realized and Unrealized Gain
 (Loss) on Investments ....................     (371,532)    68,057    2,369,930     1,430,272          329,242
                                              ----------    -------   ----------    ----------    -------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ................   $ (394,578)   $69,776   $2,495,000    $1,613,945    $     215,351
                                              ==========    =======   ==========    ==========    =============



                                            EQ/Janus Large Cap Growth (d)  EQ/Marsico Focus (e)
                                            ----------------------------- ----------------------
                                                  2001           2000              2001
                                            --------------- ------------- ----------------------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ................  $      1,409    $    4,295           $   --
 Expenses:
  Mortality and expense risk charges ......        45,823         2,998              365
                                             ------------    ----------           ------
Net Investment Income (Loss) ..............       (44,414)        1,297             (365)
                                             ------------    ----------           ------
Realized and Unrealized Gain (Loss)
 on Investments:
  Realized gain (loss) on investments .....    (1,095,410)       (3,341)             159
  Realized gain distribution from The
   Trust ..................................            --            --               --
                                             ------------    ----------           ------
 Net realized gain (loss) .................    (1,095,410)       (3,341)             159
                                             ------------    ----------           ------
 Change in unrealized appreciation
  (depreciation) of investments ...........    (1,003,017)     (280,573)           8,459
                                             ------------    ----------           ------
Net Realized and Unrealized Gain
 (Loss) on Investments ....................    (2,098,427)     (283,914)           8,618
                                             ------------    ----------           ------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ................  $ (2,142,841)   $ (282,617)          $8,253
                                             ============    ==========           ======

-------
(a) Commenced operations on June 4, 1999.
(b) Commenced operations on August 30, 1999.
(c) Commenced operations on May 2, 2000.
(d) Commenced operations on September 5, 2000.
(e) Commenced operations on October 22, 2001.
The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                  EQ/Mercury Basic Value Equity
                                            -----------------------------------------
                                                 2001          2000          1999
                                            ------------- ------------- -------------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ................  $2,910,068    $2,558,007    $  468,257
 Expenses:
  Mortality and expense risk charges ......     370,568       229,991       153,456
                                             ----------    ----------    ----------
Net Investment Income (Loss) ..............   2,539,500     2,328,016       314,801
                                             ----------    ----------    ----------
Realized and Unrealized Gain (Loss)
 on Investments:
  Realized gain (loss) on investments .....     164,816       622,843       426,168
  Realized gain distribution from The
   Trust ..................................   2,018,991     2,512,090     1,963,197
                                             ----------    ----------    ----------
 Net realized gain (loss) .................   2,183,807     3,134,933     2,389,365
                                             ----------    ----------    ----------
 Change in unrealized appreciation
  (depreciation) of investments ...........    (467,046)       80,020     1,362,581
                                             ----------    ----------    ----------
Net Realized and Unrealized Gain
 (Loss) on Investments ....................   1,716,761     3,214,953     3,751,946
                                             ----------    ----------    ----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ................  $4,256,261    $5,542,969    $4,066,747
                                             ==========    ==========    ==========



                                                     EQ/MFS Emerging Growth Companies
                                            ---------------------------------------------------
                                                   2001              2000             1999
                                            ----------------- ----------------- ---------------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ................  $       56,327    $    6,008,229     $        --
 Expenses:
  Mortality and expense risk charges ......       1,308,762         1,768,620         640,976
                                             --------------    --------------     -----------
Net Investment Income (Loss) ..............      (1,252,435)        4,239,609        (640,976)
                                             --------------    --------------     -----------
Realized and Unrealized Gain (Loss)
 on Investments:
  Realized gain (loss) on investments .....     (79,597,391)       28,942,316      13,577,250
  Realized gain distribution from The
   Trust ..................................              --        13,303,804       3,969,879
                                             --------------    --------------     -----------
 Net realized gain (loss) .................     (79,597,391)       42,246,120      17,547,129
                                             --------------    --------------     -----------
 Change in unrealized appreciation
  (depreciation) of investments ...........     (29,752,357)     (121,109,758)     70,081,784
                                             --------------    --------------     -----------
Net Realized and Unrealized Gain
 (Loss) on Investments ....................    (109,349,748)      (78,863,638)     87,628,913
                                             --------------    --------------     -----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ................  $ (110,602,183)   $  (74,624,029)    $86,987,937
                                             ==============    ==============     ===========



                                                 EQ/MFS Investors Trust (a)
                                            --------------------------------------
                                                 2001          2000        1999
                                            -------------- -----------------------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ................   $   17,243    $   7,045    $ 1,268
 Expenses:
  Mortality and expense risk charges ......       17,100        5,820        431
                                              ----------    ---------    -------
Net Investment Income (Loss) ..............          143        1,225        837
                                              ----------    ---------    -------
Realized and Unrealized Gain (Loss)
 on Investments:
  Realized gain (loss) on investments .....      (95,215)      13,705       (227)
  Realized gain distribution from The
   Trust ..................................           --           --         --
                                              ----------    ---------    -------
 Net realized gain (loss) .................      (95,215)      13,705       (227)
                                              ----------    ---------    -------
 Change in unrealized appreciation
  (depreciation) of investments ...........     (389,623)     (41,696)    20,637
                                              ----------    ---------    -------
Net Realized and Unrealized Gain
 (Loss) on Investments ....................     (484,838)     (27,991)    20,410
                                              ----------    ---------    -------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ................   $ (484,695)   $ (26,766)   $21,247
                                              ==========    =========    =======

-------
(a) Commenced operations on June 4, 1999.
(b) Commenced operations on August 30, 1999.
(c) Commenced operations on May 2, 2000.
(d) Commenced operations on September 5, 2000.
(e) Commenced operations on October 22, 2001.
The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (Concluded)

FOR THE YEARS ENDED DECEMBER 31,


                                                        EQ/MFS Research
                                        -----------------------------------------------
                                              2001             2000            1999
                                        ---------------- ---------------- -------------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ............  $      68,268    $     527,991    $   52,831
 Expenses:
  Mortality and expense risk charges ..        321,416          322,223       208,639
                                         -------------    -------------    ----------
Net Investment Income (Loss) ..........       (253,148)         205,768      (155,808)
                                         -------------    -------------    ----------
Realized and Unrealized Gain (Loss)
 on Investments:
  Realized gain (loss) on investments .    (17,827,122)       6,836,827       995,232
  Realized gain distribution from The
   Trust ..............................      1,459,930        5,191,785     1,086,222
                                         -------------    -------------    ----------
 Net realized gain (loss) .............    (16,367,192)      12,028,612     2,081,454
                                         -------------    -------------    ----------
 Change in unrealized appreciation
  (depreciation) of investments .......      1,531,301      (17,114,439)    6,720,924
                                         -------------    -------------    ----------
Net Realized and Unrealized Gain
 (Loss) on Investments ................    (14,835,891)      (5,085,827)    8,802,378
                                         -------------    -------------    ----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ............  $ (15,089,039)   $  (4,880,059)   $8,646,570
                                         =============    =============    ==========




                                               EQ/Putnam Growth & Income Value
                                        ---------------------------------------------
                                              2001           2000           1999
                                        --------------- ------------- ---------------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ............  $    271,562    $  237,259    $     278,910
 Expenses:
  Mortality and expense risk charges ..       133,534       111,139          110,374
                                         ------------    ----------    -------------
Net Investment Income (Loss) ..........       138,028       126,120          168,536
                                         ------------    ----------    -------------
Realized and Unrealized Gain (Loss)
 on Investments:
  Realized gain (loss) on investments .      (289,234)     (439,753)         276,186
  Realized gain distribution from The
   Trust ..............................            --            --        1,499,307
                                         ------------    ----------    -------------
 Net realized gain (loss) .............      (289,234)     (439,753)       1,775,493
                                         ------------    ----------    -------------
 Change in unrealized appreciation
  (depreciation) of investments .......    (1,766,064)    1,779,700       (2,633,398)
                                         ------------    ----------    -------------
Net Realized and Unrealized Gain
 (Loss) on Investments ................    (2,055,298)    1,339,947         (857,905)
                                         ------------    ----------    -------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ............  $ (1,917,270)   $1,466,067    $    (689,369)
                                         ============    ==========    =============



                                                                 EQ/T. Rowe Price
                                                                International Stock
                                                 -------------------------------------------------
                                                        2001             2000             1999
                                                 ----------------- -------------------------------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ............            $     114,232    $      19,551    $   192,580
 Expenses:
  Mortality and expense risk charges ..                  264,512          299,185        200,684
                                                   -------------    -------------    -----------
Net Investment Income (Loss) ..........                 (150,280)        (279,634)         8,104
                                                   -------------    -------------    -----------
Realized and Unrealized Gain (Loss)
 on Investments:
  Realized gain (loss) on investments .               (6,943,616)       2,210,907      4,626,661
  Realized gain distribution from The
   Trust ..............................                    8,452        4,843,178        583,215
                                                   -------------    -------------    -----------
 Net realized gain (loss) .............               (6,935,164)       7,054,085      5,209,876
                                                   -------------    -------------    -----------
 Change in unrealized appreciation
  (depreciation) of investments .......               (6,085,964)     (17,906,392)     7,742,298
                                                   -------------    -------------    -----------
Net Realized and Unrealized Gain
 (Loss) on Investments ................              (13,021,128)     (10,852,307)    12,952,174
                                                   -------------    -------------    -----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ............            $ (13,171,408)   $ (11,131,941)   $12,944,070
                                                   =============    =============    ===========

-------
(a) Commenced operations on June 4, 1999.
(b) Commenced operations on August 30, 1999.
(c) Commenced operations on May 2, 2000.
(d) Commenced operations on September 5, 2000.
(e) Commenced operations on October 22, 2001.
The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31,


                                                                EQ/Aggressive Stock
                                               ------------------------------------------------------
                                                      2001              2000              1999
                                               ----------------- ----------------- ------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ................  $      (304,688)  $    (2,084,917)   $   (2,318,415)
 Net realized gain (loss) on investments .....     (212,487,401)      130,034,801        33,754,225
 Change in unrealized appreciation
  (depreciation) on investments ..............        3,263,156      (261,224,627)      132,094,676
                                                ---------------   ---------------    --------------
 Net increase (decrease) in net assets from
  operations .................................     (209,528,933)     (133,274,743)      163,530,486
                                                ---------------   ---------------    --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners ......       96,108,525       122,336,721       145,241,493
  Transfers between funds and guaranteed
   interest account, net .....................      (44,712,711)     (113,067,315)     (131,040,290)
  Transfers for contract benefits and
   terminations ..............................      (33,567,150)      (41,817,294)      (41,821,443)
  Contract maintenance charges ...............      (49,339,864)      (53,052,495)      (57,256,360)
                                                ---------------   ---------------    --------------
Net increase (decrease) in net assets from
 contractowners transactions .................      (31,511,200)      (85,600,383)      (84,876,600)
                                                ---------------   ---------------    --------------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account FP .......           73,978      (221,437,380)        2,197,124
                                                ---------------   ---------------    --------------
Increase (Decrease) in Net Assets ............     (240,966,155)      (21,327,952)       80,851,010
Net Assets - Beginning of Period .............      830,607,683     1,052,045,063       971,194,053
                                                ---------------   ---------------    --------------
Net Assets - End of Period ...................  $   589,641,528   $   830,607,683    $1,052,045,063
                                                ===============   ===============    ==============




                                                               EQ/Alliance Common Stock
                                               --------------------------------------------------------
                                                      2001                2000               1999
                                               ------------------ ------------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ................   $   50,342,309    $       1,166,110   $    1,037,574
 Net realized gain (loss) on investments .....      (99,169,632)         823,517,673      719,015,346
 Change in unrealized appreciation
  (depreciation) on investments ..............     (277,010,784)      (1,333,854,337)      13,099,046
                                                 --------------    -----------------   --------------
 Net increase (decrease) in net assets from
  operations .................................     (325,838,107)        (509,170,554)     733,151,966
                                                 --------------    -----------------   --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners ......      316,285,256          358,046,737      361,261,385
  Transfers between funds and guaranteed
   interest account, net .....................     (103,425,024)        (396,289,850)      (6,084,277)
  Transfers for contract benefits and
   terminations ..............................     (112,788,632)        (129,262,766)    (107,811,075)
  Contract maintenance charges ...............     (151,157,302)        (147,249,534)    (138,531,902)
                                                 --------------    -----------------   --------------
Net increase (decrease) in net assets from
 contractowners transactions .................      (51,085,702)        (314,755,413)     108,834,130
                                                 --------------    -----------------   --------------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account FP .......          162,962            3,190,692       (5,343,344)
                                                 --------------    -----------------   --------------
Increase (Decrease) in Net Assets ............     (376,760,847)        (820,735,275)     836,642,752
Net Assets - Beginning of Period .............    2,959,133,917        3,779,869,192    2,943,226,440
                                                 --------------    -----------------   --------------
Net Assets - End of Period ...................   $2,582,373,070    $   2,959,133,917   $3,779,869,192
                                                 ==============    =================   ==============




                                                               EQ/Alliance Global
                                               ---------------------------------------------------
                                                      2001              2000             1999
                                               ---------------------------------------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ................  $    (3,004,676)  $    (2,958,360)  $  (2,877,020)
 Net realized gain (loss) on investments .....     (149,045,452)      110,641,134     112,281,492
 Change in unrealized appreciation
  (depreciation) on investments ..............       30,847,371      (247,293,351)     89,001,859
                                                ---------------   ---------------   -------------
 Net increase (decrease) in net assets from
  operations .................................     (121,202,757)     (139,610,577)    198,406,331
                                                ---------------   ---------------   -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners ......       65,626,144        80,791,023      71,950,825
  Transfers between funds and guaranteed
   interest account, net .....................      (29,008,478)         (873,557)    (19,514,700)
  Transfers for contract benefits and
   terminations ..............................      (23,554,931)      (28,772,452)    (24,209,649)
  Contract maintenance charges ...............      (30,141,778)      (29,817,062)    (27,461,922)
                                                ---------------   ---------------   -------------
Net increase (decrease) in net assets from
 contractowners transactions .................      (17,079,043)       21,327,952        (764,554)
                                                ---------------   ---------------   -------------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account FP .......         (210,391)         (223,279)         23,216
                                                ---------------   ---------------   -------------
Increase (Decrease) in Net Assets ............     (138,492,191)     (118,505,904)    199,195,101
Net Assets - Beginning of Period .............      606,396,330       724,902,234     525,707,133
                                                ---------------   ---------------   -------------
Net Assets - End of Period ...................  $   467,904,139   $   606,396,330   $ 724,902,234
                                                ===============   ===============   =============

-------
(a) Commenced operations on June 4, 1999.
(b) Commenced operations on August 30, 1999.
(c) Commenced operations on May 2, 2000.
(d) Commenced operations on September 5, 2000.
(e) Commenced operations on October 22, 2001.
The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                            EQ/Alliance Growth and Income
                                                  --------------------------------------------------
                                                        2001             2000             1999
                                                  ---------------- ---------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................  $   1,705,274    $   1,026,405    $    (518,361)
 Net realized gain (loss) on investments ........      6,285,604       53,883,629       21,586,560
 Change in unrealized appreciation
  (depreciation) on investments .................    (14,338,526)     (35,037,744)      10,929,728
                                                   -------------    -------------    -------------
 Net increase (decrease) in net assets from
  operations ....................................     (6,347,648)      19,872,290       31,997,927
                                                   -------------    -------------    -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........     63,003,886       51,375,171       43,151,141
  Transfers between funds and guaranteed
   interest account, net ........................     61,784,294       18,026,255       22,904,422
  Transfers for contract benefits and
   terminations .................................    (12,314,818)     (12,474,188)      (5,529,385)
  Contract maintenance charges ..................    (20,046,318)     (14,381,414)     (11,510,715)
                                                   -------------    -------------    -------------
Net increase (decrease) in net assets from
 contractowners transactions ....................     92,427,044       42,545,824       49,015,463
                                                   -------------    -------------    -------------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account FP ..........         21,489           29,752         (144,843)
                                                   -------------    -------------    -------------
Increase (Decrease) in Net Assets ...............     86,100,885       62,447,866       80,868,547
Net Assets - Beginning of Period ................    294,767,515      232,319,649      151,451,102
                                                   -------------    -------------    -------------
Net Assets - End of Period ......................  $ 380,868,400    $ 294,767,515    $ 232,319,649
                                                   =============    =============    =============




                                                               EQ/Alliance Growth Investors
                                                  ------------------------------------------------------
                                                         2001              2000              1999
                                                  ----------------- ----------------- ------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................  $    14,502,986   $   14,419,764     $   10,885,668
 Net realized gain (loss) on investments ........         (315,664)      93,747,350        119,943,716
 Change in unrealized appreciation
  (depreciation) on investments .................     (157,828,803)    (196,393,672)       120,308,421
                                                   ---------------   --------------     --------------
 Net increase (decrease) in net assets from
  operations ....................................     (143,641,481)     (88,226,558)       251,137,805
                                                   ---------------   --------------     --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........      103,260,635      114,476,090        118,892,312
  Transfers between funds and guaranteed
   interest account, net ........................      (35,376,168)     (18,160,356)       (33,233,500)
  Transfers for contract benefits and
   terminations .................................      (52,850,001)     (43,839,962)       (44,435,531)
  Contract maintenance charges ..................      (55,701,103)     (54,298,453)       (53,085,072)
                                                   ---------------   --------------     --------------
Net increase (decrease) in net assets from
 contractowners transactions ....................      (40,666,637)      (1,822,681)       (11,861,791)
                                                   ---------------   --------------     --------------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account FP ..........         (208,130)          48,135           (471,570)
                                                   ---------------   --------------     --------------
Increase (Decrease) in Net Assets ...............     (184,516,248)     (90,001,104)       238,804,444
Net Assets - Beginning of Period ................    1,126,891,245    1,216,892,349        978,087,905
                                                   ---------------   --------------     --------------
Net Assets - End of Period ......................  $   942,374,997   $1,126,891,245     $1,216,892,349
                                                   ===============   ==============     ==============



                                                               EQ/Alliance High Yield
                                                  -------------------------------------------------
                                                        2001            2000             1999
                                                  -------------------------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................  $  11,182,251   $  13,410,653    $  16,489,390
 Net realized gain (loss) on investments ........    (19,177,544)    (14,615,073)     (15,030,554)
 Change in unrealized appreciation
  (depreciation) on investments .................      8,741,806     (11,205,680)      (7,843,498)
                                                   -------------   -------------    -------------
 Net increase (decrease) in net assets from
  operations ....................................        746,513     (12,410,100)      (6,384,662)
                                                   -------------   -------------    -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........     18,089,741      24,114,311       30,001,760
  Transfers between funds and guaranteed
   interest account, net ........................     (3,097,120)    (21,187,150)     (27,719,490)
  Transfers for contract benefits and
   terminations .................................     (6,596,529)     (6,510,833)      (7,404,940)
  Contract maintenance charges ..................     (9,310,362)     (9,706,663)     (11,174,876)
                                                   -------------   -------------    -------------
Net increase (decrease) in net assets from
 contractowners transactions ....................       (914,270)    (13,290,335)     (16,297,546)
                                                   -------------   -------------    -------------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account FP ..........         (4,036)     (2,037,976)       2,143,697
                                                   -------------   -------------    -------------
Increase (Decrease) in Net Assets ...............       (171,793)    (27,738,411)     (20,538,511)
Net Assets - Beginning of Period ................    122,096,071     149,834,482      170,372,993
                                                   -------------   -------------    -------------
Net Assets - End of Period ......................  $ 121,924,278   $ 122,096,071    $ 149,834,482
                                                   =============   =============    =============

-------
(a) Commenced operations on June 4, 1999.
(b) Commenced operations on August 30, 1999.
(c) Commenced operations on May 2, 2000.
(d) Commenced operations on September 5, 2000.
(e) Commenced operations on October 22, 2001.
The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                   EQ/Alliance Intermediate Government Securities
                                                  ------------------------------------------------
                                                        2001            2000             1999
                                                  --------------- ---------------- ---------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................  $  4,007,079    $    4,111,994   $  3,670,605
 Net realized gain (loss) on investments ........     1,290,483            (3,837)      (194,507)
 Change in unrealized appreciation
  (depreciation) on investments .................     1,797,986         2,567,919     (3,783,549)
                                                   ------------    --------------   ------------
 Net increase (decrease) in net assets from
  operations ....................................     7,095,548         6,676,076       (307,451)
                                                   ------------    --------------   ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........    19,225,366        10,221,162     16,691,635
  Transfers between funds and guaranteed
   interest account, net ........................    31,274,865       (12,624,593)    (4,529,957)
  Transfers for contract benefits and
   terminations .................................    (4,636,804)       (2,804,930)    (3,290,939)
  Contract maintenance charges ..................    (5,020,072)       (4,423,012)    (4,845,729)
                                                   ------------    --------------   ------------
Net increase (decrease) in net assets from
 contractowners transactions ....................    40,843,355        (9,631,373)     4,025,010
                                                   ------------    --------------   ------------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account FP ..........      (259,993)         (592,639)       184,107
                                                   ------------    --------------   ------------
Increase (Decrease) in Net Assets ...............    47,678,910        (3,547,936)     3,901,666
Net Assets - Beginning of Period ................    75,326,403        78,874,339     74,972,673
                                                   ------------    --------------   ------------
Net Assets - End of Period ......................  $123,005,313    $   75,326,403   $ 78,874,339
                                                   ============    ==============   ============




                                                             EQ/Alliance International
                                                  ------------------------------------------------
                                                        2001             2000            1999
                                                  ---------------- ---------------- --------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................  $      687,507   $      (70,919)  $   (321,035)
 Net realized gain (loss) on investments ........      (8,005,230)       5,012,968      2,464,521
 Change in unrealized appreciation
  (depreciation) on investments .................      (9,474,456)     (26,115,157)    19,788,723
                                                   --------------   --------------   ------------
 Net increase (decrease) in net assets from
  operations ....................................     (16,792,179)     (21,173,108)    21,932,209
                                                   --------------   --------------   ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........      11,004,808       14,728,538     11,367,096
  Transfers between funds and guaranteed
   interest account, net ........................      (4,327,437)       8,264,334     (6,228,006)
  Transfers for contract benefits and
   terminations .................................      (2,344,613)      (2,024,318)    (1,985,650)
  Contract maintenance charges ..................      (4,271,767)      (4,159,142)    (3,388,996)
                                                   --------------   --------------   ------------
Net increase (decrease) in net assets from
 contractowners transactions ....................          60,991       16,809,412       (235,556)
                                                   --------------   --------------   ------------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account FP ..........          21,335           16,024        (49,840)
                                                   --------------   --------------   ------------
Increase (Decrease) in Net Assets ...............     (16,709,853)      (4,347,672)    21,646,813
Net Assets - Beginning of Period ................      72,534,083       76,881,755     55,234,942
                                                   --------------   --------------   ------------
Net Assets - End of Period ......................  $   55,824,230   $   72,534,083   $ 76,881,755
                                                   ==============   ==============   ============




                                                                 EQ/Alliance Money Market
                                                  ----------------------------------------------------
                                                         2001             2000              1999
                                                  ---------------------------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................  $    12,140,810  $    18,750,665   $    12,329,959
 Net realized gain (loss) on investments ........       (1,312,388)      13,517,536           528,279
 Change in unrealized appreciation
  (depreciation) on investments .................        2,210,091      (12,753,418)         (219,635)
                                                   ---------------  ---------------   ---------------
 Net increase (decrease) in net assets from
  operations ....................................       13,038,513       19,514,783        12,638,603
                                                   ---------------  ---------------   ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........      281,063,327      261,734,365       231,007,033
  Transfers between funds and guaranteed
   interest account, net ........................     (148,469,048)    (159,392,173)     (102,498,970)
  Transfers for contract benefits and
   terminations .................................      (27,698,359)     (33,650,289)      (22,889,296)
  Contract maintenance charges ..................      (33,347,788)     (30,749,863)      (29,994,931)
                                                   ---------------  ---------------   ---------------
Net increase (decrease) in net assets from
 contractowners transactions ....................       71,548,132       37,942,040        75,623,836
                                                   ---------------  ---------------   ---------------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account FP ..........          113,926       (2,047,311)        1,075,796
                                                   ---------------  ---------------   ---------------
Increase (Decrease) in Net Assets ...............       84,700,571       55,409,512        89,338,235
Net Assets - Beginning of Period ................      399,837,889      344,428,377       255,090,142
                                                   ---------------  ---------------   ---------------
Net Assets - End of Period ......................  $   484,538,460  $   399,837,889   $   344,428,377
                                                   ===============  ===============   ===============

-------
(a) Commenced operations on June 4, 1999.
(b) Commenced operations on August 30, 1999.
(c) Commenced operations on May 2, 2000.
(d) Commenced operations on September 5, 2000.
(e) Commenced operations on October 22, 2001.
The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                           EQ/Alliance Premier Growth (a)
                                                  -------------------------------------------------
                                                         2001             2000            1999
                                                  ----------------- ---------------- --------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................  $      (946,223)  $     403,852    $   (33,190)
 Net realized gain (loss) on investments ........     (127,060,769)      1,799,789        190,495
 Change in unrealized appreciation
  (depreciation) on investments .................       66,507,612     (83,349,563)     5,068,707
                                                   ---------------   -------------    -----------
 Net increase (decrease) in net assets from
  operations ....................................      (61,499,380)    (81,145,922)     5,226,012
                                                   ---------------   -------------    -----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........       35,081,429      32,898,694      6,362,938
  Transfers between funds and guaranteed
   interest account, net ........................     (256,325,233)    418,028,445     40,600,125
  Transfers for contract benefits and
   terminations .................................       (4,042,683)     (4,487,489)      (346,799)
  Contract maintenance charges ..................      (10,065,785)     (6,486,655)      (628,821)
                                                   ---------------   -------------    -----------
Net increase (decrease) in net assets from
 contractonwers transactions ....................     (235,352,272)    439,952,995     45,987,443
                                                   ---------------   -------------    -----------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account FP ..........           28,641           7,014          3,902
                                                   ---------------   -------------    -----------
Increase (Decrease) in Net Assets ...............     (296,823,011)    358,814,087     51,217,357
Net Assets - Beginning of Period ................      410,031,444      51,217,357             --
                                                   ---------------   -------------    -----------
Net Assets - End of Period ......................  $   113,208,433   $ 410,031,444    $51,217,357
                                                   ===============   =============    ===========




                                                                 EQ/Alliance Quality Bond
                                                  --------------------------------------------------
                                                         2001             2000            1999
                                                  ----------------- --------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................  $     6,478,879   $ 24,894,866    $  11,213,710
 Net realized gain (loss) on investments ........       16,218,499     (1,145,872)        (623,206)
 Change in unrealized appreciation
  (depreciation) on investments .................       (6,369,381)    21,376,212      (16,621,791)
                                                   ---------------   ------------    -------------
 Net increase (decrease) in net assets from
  operations ....................................       16,327,997     45,125,206       (6,031,287)
                                                   ---------------   ------------    -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........       16,627,569     14,531,506       19,416,861
  Transfers between funds and guaranteed
   interest account, net ........................     (332,114,013)   172,786,920          760,540
  Transfers for contract benefits and
   terminations .................................       (6,024,239)    (7,947,244)      (5,541,046)
  Contract maintenance charges ..................       (5,122,804)    (3,170,115)      (3,107,058)
                                                   ---------------   ------------    -------------
Net increase (decrease) in net assets from
 contractonwers transactions ....................     (326,633,487)   176,201,067       11,529,297
                                                   ---------------   ------------    -------------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account FP ..........           17,676        346,180         (553,219)
                                                   ---------------   ------------    -------------
Increase (Decrease) in Net Assets ...............     (310,287,814)   221,672,453        4,944,791
Net Assets - Beginning of Period ................      455,576,885    233,904,432      228,959,641
                                                   ---------------   ------------    -------------
Net Assets - End of Period ......................  $   145,289,071   $455,576,885    $ 233,904,432
                                                   ===============   ============    =============



                                                             EQ/Alliance Small Cap Growth
                                                  -----------------------------------------------
                                                        2001            2000            1999
                                                  -------------------------------- --------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................  $     828,990   $    (616,222)   $   (284,347)
 Net realized gain (loss) on investments ........    (29,209,377)     52,329,086       4,345,484
 Change in unrealized appreciation
  (depreciation) on investments .................     10,471,452     (35,002,229)     15,295,322
                                                   -------------   -------------    ------------
 Net increase (decrease) in net assets from
  operations ....................................    (17,908,935)     16,710,635      19,356,459
                                                   -------------   -------------    ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........     27,628,862      21,647,575      16,092,219
  Transfers between funds and guaranteed
   interest account, net ........................     (1,365,248)     51,092,256      (8,749,007)
  Transfers for contract benefits and
   terminations .................................     (4,420,805)     (3,606,884)     (1,349,630)
  Contract maintenance charges ..................     (8,183,889)     (5,013,960)     (3,529,695)
                                                   -------------   -------------    ------------
Net increase (decrease) in net assets from
 contractonwers transactions ....................     13,658,920      64,118,987       2,463,887
                                                   -------------   -------------    ------------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account FP ..........         61,768        (150,422)        (99,856)
                                                   -------------   -------------    ------------
Increase (Decrease) in Net Assets ...............     (4,188,247)     80,679,200      21,720,490
Net Assets - Beginning of Period ................    151,059,621      70,380,421      48,659,931
                                                   -------------   -------------    ------------
Net Assets - End of Period ......................  $ 146,871,374   $ 151,059,621    $ 70,380,421
                                                   =============   =============    ============

-------
(a) Commenced operations on June 4, 1999.
(b) Commenced operations on August 30, 1999.
(c) Commenced operations on May 2, 2000.
(d) Commenced operations on September 5, 2000.
(e) Commenced operations on October 22, 2001.
The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                     EQ/Alliance Technology (c)     EQ/AXP New Dimensions (d)
                                                  --------------------------------- -------------------------
                                                        2001             2000            2001         2000
                                                  ---------------- ---------------- ------------- -----------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................  $     (215,661)  $      (76,288)  $   (4,918)   $     803
 Net realized gain (loss) on investments ........     (18,298,009)        (506,295)    (117,138)      (1,822)
 Change in unrealized appreciation
  (depreciation) on investments .................       7,601,879      (10,564,821)     (97,780)     (97,042)
                                                   --------------   --------------   ----------    ---------
 Net increase (decrease) in net assets from
  operations ....................................     (10,911,791)     (11,147,404)    (219,836)     (98,061)
                                                   --------------   --------------   ----------    ---------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........      13,314,847        7,114,732      743,333       25,593
  Transfers between funds and guaranteed
   interest account, net ........................      11,082,053       40,543,591    2,074,691      354,422
  Transfers for contract benefits and
   terminations .................................        (886,319)        (772,878)     (23,135)          --
  Contract maintenance charges ..................      (3,496,414)        (811,950)    (117,970)      (2,140)
                                                   --------------   --------------   ----------    ---------
Net increase (decrease) in net assets from
 contractowners transactions ....................      20,014,167       46,073,495    2,676,919      377,875
                                                   --------------   --------------   ----------    ---------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account FP ..........         (42,048)         426,287        5,707      500,242
                                                   --------------   --------------   ----------    ---------
Increase (Decrease) in Net Assets ...............       9,060,328       35,352,378    2,462,790      780,056
Net Assets - Beginning of Period ................      35,352,378               --      780,056           --
                                                   --------------   --------------   ----------    ---------
Net Assets - End of Period ......................  $   44,412,706   $   35,352,378   $3,242,846    $ 780,056
                                                   ==============   ==============   ==========    =========



                                                  EQ/AXP Strategy Aggressive (d)
                                                  ------------------------------
                                                       2001           2000
                                                  ------------- ---------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................  $   (7,936)    $       48
 Net realized gain (loss) on investments ........    (219,356)      (145,965)
 Change in unrealized appreciation
  (depreciation) on investments .................    (267,292)      (200,326)
                                                   ----------     ----------
 Net increase (decrease) in net assets from
  operations ....................................    (494,584)      (346,243)
                                                   ----------     ----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........     679,581         25,666
  Transfers between funds and guaranteed
   interest account, net ........................   2,157,388        564,195
  Transfers for contract benefits and
   terminations .................................     (37,022)            (8)
  Contract maintenance charges ..................    (114,123)        (2,630)
                                                   ----------     ------------
Net increase (decrease) in net assets from
 contractowners transactions ....................   2,685,824        587,223
                                                   ----------     ------------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account FP ..........       4,955        500,694
                                                   ----------     ------------
Increase (Decrease) in Net Assets ...............   2,196,195        741,674
Net Assets - Beginning of Period ................     741,674             --
                                                   ----------     ------------
Net Assets - End of Period ......................  $2,937,869     $  741,674
                                                   ==========     ============



                                                                      EQ/Balanced
                                                  ---------------------------------------------------
                                                        2001              2000             1999
                                                  ---------------- ----------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................  $  14,616,778    $    13,953,106   $  11,263,601
 Net realized gain (loss) on investments ........     (7,624,110)        91,832,699      59,723,908
 Change in unrealized appreciation
  (depreciation) on investments .................    (31,738,236)      (115,634,605)     11,891,088
                                                   -------------    ---------------   -------------
 Net increase (decrease) in net assets from
  operations ....................................    (24,745,568)        (9,848,800)     82,878,597
                                                   -------------    ---------------   -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........     52,423,463         43,380,686      45,762,044
  Transfers between funds and guaranteed
   interest account, net ........................    223,284,135        (18,801,218)    (32,690,258)
  Transfers for contract benefits and
   terminations .................................    (31,418,693)       (23,090,558)    (22,220,063)
  Contract maintenance charges ..................    (36,290,597)       (25,919,768)    (25,882,673)
                                                   -------------    ---------------   -------------
Net increase (decrease) in net assets from
 contractowners transactions ....................    207,998,308        (24,430,858)    (35,030,950)
                                                   -------------    ---------------   -------------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account FP ..........        (38,485)          (657,407)         34,900
                                                   -------------    ---------------   -------------
Increase (Decrease) in Net Assets ...............    183,214,255        (34,937,065)     47,882,547
Net Assets - Beginning of Period ................    511,774,493        546,711,558     498,829,011
                                                   -------------    ---------------   -------------
Net Assets - End of Period ......................  $ 694,988,748    $   511,774,493   $ 546,711,558
                                                   =============    ===============   =============

-------
(a) Commenced operations on June 4, 1999.
(b) Commenced operations on August 30, 1999.
(c) Commenced operations on May 2, 2000.
(d) Commenced operations on September 5, 2000.
(e) Commenced operations on October 22, 2001.
The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                         EQ/Bernstein
                                                       Diversified Value            EQ/Capital Guardian Research (b)
                                                  --------------------------- -----------------------------------------
                                                        2001          2000         2001          2000          1999
                                                  --------------- ----------- ------------- -------------- ------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................  $    481,910    $  3,304    $   (6,011)    $   29,679     $     71
 Net realized gain (loss) on investments ........       994,294      (2,223)      (96,597)        30,415        2,837
 Change in unrealized appreciation
  (depreciation) on investments .................    (2,419,314)     10,394       105,383          9,596       11,093
                                                   ------------    --------    ----------     ----------     --------
 Net increase (decrease) in net assets from
  operations ....................................      (943,110)     11,475         2,775         69,690       14,001
                                                   ------------    --------    ----------     ----------     --------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........     7,544,069      41,252     1,822,578        711,351       63,883
  Transfers between funds and guaranteed
   interest account, net ........................    79,211,110     483,081     3,683,627      2,253,279      115,765
  Transfers for contract benefits and
   terminations .................................    (1,699,250)        (44)      (81,815)       (66,372)          --
  Contract maintenance charges ..................    (2,322,983)     (7,905)     (333,607)      (114,994)        (503)
                                                   ------------    --------    ----------     ----------     --------
Net increase (decrease) in net assets from
 contractowners transactions ....................    82,732,946     516,384     5,090,783      2,783,264      179,145
                                                   ------------    --------    ----------     ----------     --------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account FP ..........        38,863           6        11,644          5,042          209
                                                   ------------    --------    ----------     ----------     --------
Increase (Decrease) in Net Assets ...............    81,836,377     527,865     5,105,202      2,857,996      193,355
Net Assets - Beginning of Period ................       527,865          --     3,051,351        193,355           --
                                                   ------------    --------    ----------     ----------     --------
Net Assets - End of Period ......................  $ 82,356,564    $527,865    $8,156,553     $3,051,351     $193,355
                                                   ============    ========    ==========     ==========     ========



                                                     EQ/Capital Guardian U.S. Equity (b)
                                                  -----------------------------------------
                                                       2001          2000          1999
                                                  ------------- -------------- ------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................  $    3,410     $   28,254    $     781
 Net realized gain (loss) on investments ........     (56,949)        21,480        1,959
 Change in unrealized appreciation
  (depreciation) on investments .................     154,385          6,999       17,325
                                                   ----------     ----------    ---------
 Net increase (decrease) in net assets from
  operations ....................................     100,846         56,733       20,065
                                                   ----------     ----------    ---------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........   1,068,480        536,209      115,934
  Transfers between funds and guaranteed
   interest account, net ........................   6,314,186      1,033,573      390,589
  Transfers for contract benefits and
   terminations .................................     (51,509)       (68,022)     (12,706)
  Contract maintenance charges ..................    (272,829)       (84,915)      (2,423)
                                                   ----------     ----------    ---------
Net increase (decrease) in net assets from
 contractowners transactions ....................   7,058,328      1,416,845      491,394
                                                   ----------     ----------    ---------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account FP ..........      11,558          5,455          378
                                                   ----------     ----------    ---------
Increase (Decrease) in Net Assets ...............   7,170,732      1,479,033      511,837
Net Assets - Beginning of Period ................   1,990,870        511,837           --
                                                   ----------     ----------    ---------
Net Assets - End of Period ......................  $9,161,602     $1,990,870    $ 511,837
                                                   ==========     ==========    =========

-------
(a) Commenced operations on June 4, 1999.
(b) Commenced operations on August 30, 1999.
(c) Commenced operations on May 2, 2000.
(d) Commenced operations on September 5, 2000.
(e) Commenced operations on October 22, 2001.
The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                             EQ/Emerging Markets Equity
                                                  ------------------------------------------------
                                                        2001             2000            1999
                                                  ---------------- ---------------- --------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................  $     (164,902)  $    3,508,920   $    (66,405)
 Net realized gain (loss) on investments ........     (15,699,665)       4,430,062        757,878
 Change in unrealized appreciation
  (depreciation) on investments .................      13,760,152      (36,201,861)    13,987,219
                                                   --------------   --------------   ------------
 Net increase (decrease) in net assets from
  operations ....................................      (2,104,415)     (28,262,879)    14,678,692
                                                   --------------   --------------   ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........       8,992,159       13,667,286      4,138,455
  Transfers between funds and guaranteed
   interest account, net ........................      (5,239,900)      19,732,771     15,981,886
  Transfers for contract benefits and
   terminations .................................      (1,302,774)      (1,935,931)      (614,746)
  Contract maintenance charges ..................      (3,268,963)      (3,117,702)      (888,987)
                                                   --------------   --------------   ------------
Net increase (decrease) in net assets from
 contractowners transactions ....................        (819,478)      28,346,424     18,616,608
                                                   --------------   --------------   ------------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account FP ..........           4,496       (1,141,709)    (1,953,290)
                                                   --------------   --------------   ------------
Increase (Decrease) in Net Assets ...............      (2,919,397)      (1,058,164)    31,342,010
Net Assets - Beginning of Period ................      39,632,385       40,690,549      9,348,539
                                                   --------------   --------------   ------------
Net Assets - End of Period ......................  $   36,712,988   $   39,632,385   $ 40,690,549
                                                   ==============   ==============   ============



                                                                  EQ/Equity 500 Index
                                                  ---------------------------------------------------
                                                        2001              2000             1999
                                                  ---------------- ----------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................  $   3,442,667    $     1,076,829   $   3,845,396
 Net realized gain (loss) on investments ........    (50,342,720)       154,361,638      27,204,757
 Change in unrealized appreciation
  (depreciation) on investments .................    (34,420,555)      (231,136,418)     92,088,291
                                                   -------------    ---------------   -------------
 Net increase (decrease) in net assets from
  operations ....................................    (81,320,608)       (75,697,951)    123,138,444
                                                   -------------    ---------------   -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........    111,734,358        141,841,978     123,310,198
  Transfers between funds and guaranteed
   interest account, net ........................    (11,874,126)      (188,630,273)    214,661,006
  Transfers for contract benefits and
   terminations .................................    (23,714,086)       (31,072,192)    (21,408,589)
  Contract maintenance charges ..................    (38,885,384)       (37,557,252)    (32,012,123)
                                                   -------------    ---------------   -------------
Net increase (decrease) in net assets from
 contractowners transactions ....................     37,260,762       (115,417,739)    284,550,492
                                                   -------------    ---------------   -------------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account FP ..........          7,463            249,927      (1,148,745)
                                                   -------------    ---------------   -------------
Increase (Decrease) in Net Assets ...............    (44,052,383)      (190,865,763)    406,540,191
Net Assets - Beginning of Period ................    659,438,773        850,304,536     443,764,345
                                                   -------------    ---------------   -------------
Net Assets - End of Period ......................  $ 615,386,390    $   659,438,773   $ 850,304,536
                                                   =============    ===============   =============



                                                              EQ/Evergreen Omega (a)
                                                    -------------------------------------
                                                         2001          2000       1999
                                                    -------------- ----------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................     $   (4,160)   $    (649)  $    81
 Net realized gain (loss) on investments ........        (39,991)     (18,345)       20
 Change in unrealized appreciation
  (depreciation) on investments .................        (69,937)     (47,080)    1,450
                                                      ----------    ---------   -------
 Net increase (decrease) in net assets from
  operations ....................................       (114,088)     (66,074)    1,551
                                                      ----------    ---------   -------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........        276,356      170,085     6,341
  Transfers between funds and guaranteed
   interest account, net ........................        658,839      389,449    21,241
  Transfers for contract benefits and
   terminations .................................        (40,663)     (14,028)       --
  Contract maintenance charges ..................        (73,843)     (26,554)     (471)
                                                      ----------    ---------   -------
Net increase (decrease) in net assets from
 contractowners transactions ....................        820,689      518,952    27,111
                                                      ----------    ---------   -------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account FP ..........          2,867        1,805        18
                                                      ----------    ---------   -------
Increase (Decrease) in Net Assets ...............        709,468      454,683    28,680
Net Assets - Beginning of Period ................        483,363       28,680        --
                                                      ----------    ---------   -------
Net Assets - End of Period ......................     $1,192,831    $ 483,363   $28,680
                                                      ==========    =========   =======

-------
(a) Commenced operations on June 4, 1999.
(b) Commenced operations on August 30, 1999.
(c) Commenced operations on May 2, 2000.
(d) Commenced operations on September 5, 2000.
(e) Commenced operations on October 22, 2001.
The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                          EQ/FI Mid Cap (d)                 EQ/FI Small/Mid Cap Value
                                                  ----------------------------- ----------------------------------------------
                                                       2001           2000            2001            2000           1999
                                                  -------------- -------------- --------------- --------------- --------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................  $   (23,046)    $    1,719    $    125,070    $    183,673    $   (113,891)
 Net realized gain (loss) on investments ........     (487,515)        22,280         138,857        (925,533)     (1,591,217)
 Change in unrealized appreciation
  (depreciation) on investments .................      115,983         45,777       2,231,073       2,355,805       1,920,459
                                                   -----------     ----------    ------------    ------------    ------------
 Net increase (decrease) in net assets from
  operations ....................................     (394,578)        69,776       2,495,000       1,613,945         215,351
                                                   -----------     ----------    ------------    ------------    ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........    3,104,260        366,696      12,839,917       8,252,522      11,009,658
  Transfers between funds and guaranteed
   interest account, net ........................   11,391,130      1,093,460      32,580,993      (4,015,926)     (7,936,496)
  Transfers for contract benefits and
   terminations .................................     (134,130)        (4,645)     (2,101,751)     (1,679,638)     (1,320,477)
  Contract maintenance charges ..................     (576,665)        (7,269)     (3,235,147)     (2,277,996)     (2,723,017)
                                                   -----------     ----------    ------------    ------------    ------------
Net increase (decrease) in net assets from
 contractowners transactions ....................   13,784,595      1,448,242      40,084,012         278,962        (970,332)
                                                   -----------     ----------    ------------    ------------    ------------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account FP ..........     (292,342)       500,894          29,365         (14,691)        (23,731)
                                                   -----------     ----------    ------------    ------------    ------------
Increase (Decrease) in Net Assets ...............   13,097,675      2,018,912      42,608,377       1,878,216        (778,712)
Net Assets - Beginning of Period ................    2,018,912             --      37,826,429      35,948,213      36,726,925
                                                   -----------     ----------    ------------    ------------    ------------
Net Assets - End of Period ......................  $15,116,587     $2,018,912    $ 80,434,806    $ 37,826,429    $ 35,948,213
                                                   ===========     ==========    ============    ============    ============



                                                  EQ/Janus Large Cap Growth (d)  EQ/Marsico Focus (e)
                                                  ----------------------------- ----------------------
                                                        2001           2000              2001
                                                  --------------- ------------- ----------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................  $    (44,414)   $    1,297          $   (365)
 Net realized gain (loss) on investments ........    (1,095,410)       (3,341)              159
 Change in unrealized appreciation
  (depreciation) on investments .................    (1,003,017)     (280,573)            8,459
                                                   ------------    ----------          --------
 Net increase (decrease) in net assets from
  operations ....................................    (2,142,841)     (282,617)            8,253
                                                   ------------    ----------          --------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........     4,178,096       531,995            58,977
  Transfers between funds and guaranteed
   interest account, net ........................     8,973,650     3,230,829           634,874
  Transfers for contract benefits and
   terminations .................................      (127,892)          (11)               --
  Contract maintenance charges ..................      (840,444)      (28,450)           (3,060)
                                                   ------------    ----------          --------
Net increase (decrease) in net assets from
 contractowners transactions ....................    12,183,410     3,734,363           690,791
                                                   ------------    ----------          --------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account FP ..........      (301,402)      502,998               365
                                                   ------------    ----------          --------
Increase (Decrease) in Net Assets ...............     9,739,167     3,954,744           699,409
Net Assets - Beginning of Period ................     3,954,744            --                --
                                                   ------------    ----------          --------
Net Assets - End of Period ......................  $ 13,693,911    $3,954,744          $699,409
                                                   ============    ==========          ========

-------
(a) Commenced operations on June 4, 1999.
(b) Commenced operations on August 30, 1999.
(c) Commenced operations on May 2, 2000.
(d) Commenced operations on September 5, 2000.
(e) Commenced operations on October 22, 2001.
The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                           EQ/Mercury Basic Value Equity
                                                  -----------------------------------------------
                                                        2001            2000            1999
                                                  --------------- --------------- ---------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................  $  2,539,500    $  2,328,016    $    314,801
 Net realized gain (loss) on investments ........     2,183,807       3,134,933       2,389,365
 Change in unrealized appreciation
  (depreciation) on investments .................      (467,046)         80,020       1,362,581
                                                   ------------    ------------    ------------
 Net increase (decrease) in net assets from
  operations ....................................     4,256,261       5,542,969       4,066,747
                                                   ------------    ------------    ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........    15,725,847      14,274,696      10,931,366
  Transfers between funds and guaranteed
   interest account, net ........................    30,278,072        (709,168)      7,324,607
  Transfers for contract benefits and
   terminations .................................    (2,364,969)     (2,590,934)       (738,457)
  Contract maintenance charges ..................    (3,962,409)     (2,726,971)     (1,912,295)
                                                   ------------    ------------    ------------
Net increase (decrease) in net assets from
 contractowners transactions ....................    39,676,541       8,247,623      15,605,221
                                                   ------------    ------------    ------------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account FP ..........        19,766          (2,113)        (43,053)
                                                   ------------    ------------    ------------
Increase (Decrease) in Net Assets ...............    43,952,568      13,788,479      19,628,915
Net Assets - Beginning of Period ................    53,578,788      39,790,309      20,161,394
                                                   ------------    ------------    ------------
Net Assets - End of Period ......................  $ 97,531,356    $ 53,578,788    $ 39,790,309
                                                   ============    ============    ============



                                                            EQ/MFS Emerging Growth Companies
                                                  ----------------------------------------------------
                                                         2001              2000             1999
                                                  ----------------- ----------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................  $    (1,252,435)  $     4,239,609    $   (640,976)
 Net realized gain (loss) on investments ........      (79,597,391)       42,246,120      17,547,129
 Change in unrealized appreciation
  (depreciation) on investments .................      (29,752,357)     (121,109,758)     70,081,784
                                                   ---------------   ---------------    ------------
 Net increase (decrease) in net assets from
  operations ....................................     (110,602,183)      (74,624,029)     86,987,937
                                                   ---------------   ---------------    ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........       59,452,044        70,287,748      32,825,036
  Transfers between funds and guaranteed
   interest account, net ........................      (17,664,893)      106,624,803      73,824,786
  Transfers for contract benefits and
   terminations .................................       (8,729,236)      (11,540,315)     (4,302,249)
  Contract maintenance charges ..................      (18,898,434)      (16,274,107)     (7,077,162)
                                                   ---------------   ---------------    ------------
Net increase (decrease) in net assets from
 contractowners transactions ....................       14,159,481       149,098,129      95,270,411
                                                   ---------------   ---------------    ------------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account FP ..........           59,311           (13,468)        (72,131)
                                                   ---------------   ---------------    ------------
Increase (Decrease) in Net Assets ...............      (96,383,391)       74,460,632     182,186,217
Net Assets - Beginning of Period ................      312,643,673       238,183,041      55,996,824
                                                   ---------------   ---------------    ------------
Net Assets - End of Period ......................  $   216,260,282   $   312,643,673    $238,183,041
                                                   ===============   ===============    ============




                                                         EQ/MFS Investors Trust (a)
                                                 ----------------------------------------
                                                      2001          2000          1999
                                                 ------------- --------------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ................... $      143    $    1,225     $    837
 Net realized gain (loss) on investments ........    (95,215)       13,705         (227)
 Change in unrealized appreciation
  (depreciation) on investments .................   (389,623)      (41,696)      20,637
                                                  ----------    ----------     --------
 Net increase (decrease) in net assets from
  operations ....................................   (484,695)      (26,766)      21,247
                                                  ----------    ----------     --------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........  1,308,391       915,571       44,806
  Transfers between funds and guaranteed
   interest account, net ........................  1,379,673     1,166,335      327,072
  Transfers for contract benefits and
   terminations .................................    (64,804)     (108,500)        (780)
  Contract maintenance charges ..................   (304,911)     (125,415)      (6,662)
                                                  ----------    ----------     --------
Net increase (decrease) in net assets from
 contractowners transactions ....................  2,318,349     1,847,991      364,437
                                                  ----------    ----------     --------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account FP ..........      4,927        20,011       30,030
                                                  ----------    ----------     --------
Increase (Decrease) in Net Assets ...............  1,838,581     1,841,236      415,714
Net Assets - Beginning of Period ................  2,256,950       415,714           --
                                                  ----------    ----------     --------
Net Assets - End of Period ...................... $4,095,531    $2,256,950     $415,714
                                                  ==========    ==========     ========

-------
(a) Commenced operations on June 4, 1999.
(b) Commenced operations on August 30, 1999.
(c) Commenced operations on May 2, 2000.
(d) Commenced operations on September 5, 2000.
(e) Commenced operations on October 22, 2001.
The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Concluded)

FOR THE YEARS ENDED DECEMBER 31,


                                                                  EQ/MFS Research
                                                  ------------------------------------------------
                                                        2001             2000            1999
                                                  ---------------- ---------------- --------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................  $     (253,148)  $      205,768   $   (155,808)
 Net realized gain (loss) on investments ........     (16,367,192)      12,028,612      2,081,454
 Change in unrealized appreciation
  (depreciation) on investments .................       1,531,301      (17,114,439)     6,720,924
                                                   --------------   --------------   ------------
 Net increase (decrease) in net assets from
  operations ....................................     (15,089,039)      (4,880,059)     8,646,570
                                                   --------------   --------------   ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........      14,828,761       15,542,973     12,506,780
  Transfers between funds and guaranteed
   interest account, net ........................      (2,775,964)      13,683,263      3,706,530
  Transfers for contract benefits and
   terminations .................................      (2,042,120)      (2,403,003)    (1,462,985)
  Contract maintenance charges ..................      (4,452,048)      (3,467,296)    (2,771,825)
                                                   --------------   --------------   ------------
Net increase (decrease) in net assets from
 contractowners transactions ....................       5,558,629       23,355,937     11,978,500
                                                   --------------   --------------   ------------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account FP ..........          21,603           (2,662)        (9,698)
                                                   --------------   --------------   ------------
Increase (Decrease) in Net Assets ...............      (9,508,807)      18,473,216     20,615,372
Net Assets - Beginning of Period ................      67,110,568       48,637,352     28,021,980
                                                   --------------   --------------   ------------
Net Assets - End of Period ......................  $   57,601,761   $   67,110,568   $ 48,637,352
                                                   ==============   ==============   ============





                                                          EQ/Putnam Growth & Income Value
                                                  -----------------------------------------------
                                                        2001            2000            1999
                                                  --------------- --------------- ---------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................  $    138,028    $    126,120    $    168,536
 Net realized gain (loss) on investments ........      (289,234)       (439,753)      1,775,493
 Change in unrealized appreciation
  (depreciation) on investments .................    (1,766,064)      1,779,700      (2,633,398)
                                                   ------------    ------------    ------------
 Net increase (decrease) in net assets from
  operations ....................................    (1,917,270)      1,466,067        (689,369)
                                                   ------------    ------------    ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........     5,774,568       6,483,419       7,146,178
  Transfers between funds and guaranteed
   interest account, net ........................     3,224,087      (2,317,055)      1,334,522
  Transfers for contract benefits and
   terminations .................................      (883,203)     (1,310,344)     (1,065,152)
  Contract maintenance charges ..................    (1,704,681)     (1,561,710)     (1,608,392)
                                                   ------------    ------------    ------------
Net increase (decrease) in net assets from
 contractowners transactions ....................     6,410,771       1,294,310       5,807,156
                                                   ------------    ------------    ------------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account FP ..........        16,347          (2,863)        (67,263)
                                                   ------------    ------------    ------------
Increase (Decrease) in Net Assets ...............     4,509,848       2,757,514       5,050,524
Net Assets - Beginning of Period ................    24,551,293      21,793,779      16,743,255
                                                   ------------    ------------    ------------
Net Assets - End of Period ......................  $ 29,061,141    $ 24,551,293    $ 21,793,779
                                                   ============    ============    ============




                                                        EQ/T. Rowe Price International  Stock
                                                  ------------------------------------------------
                                                        2001             2000            1999
                                                  --------------------------------- --------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................  $     (150,280)  $     (279,634)  $     (8,104)
 Net realized gain (loss) on investments ........      (6,935,164)       7,054,085      5,209,876
 Change in unrealized appreciation
  (depreciation) on investments .................      (6,085,964)     (17,906,392)     7,742,298
                                                   --------------   --------------   ------------
 Net increase (decrease) in net assets from
  operations ....................................     (13,171,408)     (11,131,941)    12,944,069
                                                   --------------   --------------   ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........      12,319,123       13,284,127     10,327,110
  Transfers between funds and guaranteed
   interest account, net ........................       1,299,195        7,328,519      2,706,127
  Transfers for contract benefits and
   terminations .................................      (1,644,110)      (2,555,818)    (1,157,065)
  Contract maintenance charges ..................      (3,272,522)      (2,874,773)    (2,168,146)
                                                   --------------   --------------   ------------
Net increase (decrease) in net assets from
 contractowners transactions ....................       8,701,686       15,182,055      9,708,026
                                                   --------------   --------------   ------------
Net increase (decrease) in amount retained by
 Equitable Life in Separate Account FP ..........          15,684           (2,816)         1,578
                                                   --------------   --------------   ------------
Increase (Decrease) in Net Assets ...............      (4,454,038)       4,047,298     22,653,673
Net Assets - Beginning of Period ................      57,361,324       53,314,026     30,660,353
                                                   --------------   --------------   ------------
Net Assets - End of Period ......................  $   52,907,286   $   57,361,324   $ 53,314,026
                                                   ==============   ==============   ============

-------
(a) Commenced operations on June 4, 1999.
(b) Commenced operations on August 30, 1999.
(c) Commenced operations on May 2, 2000.
(d) Commenced operations on September 5, 2000.
(e) Commenced operations on October 22, 2001.
The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2001


1. Organization

   The Equitable Life Assurance Society of the United States ("Equitable Life") Separate Account FP (the "Account") is organized as a unit investment trust, a type of investment company, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (the "1940 Act"). EQ Advisors Trust ("EQAT" or "Trust") commenced operations on May 1, 1997 and is an open-ended diversified management investment company that sells shares of a portfolio ("Portfolio") of a mutual fund to separate accounts of insurance companies. Each Portfolio has separate investment objectives. These financial statements and notes are those of the Account. The Account consists of 39 variable investment options of which 32 are reported herein(1):

   o EQ/Aggressive Stock(2)                                               o EQ/Bernstein Diversified Value(9)
   o EQ/Alliance Common Stock                                             o EQ/Capital Guardian Research
   o EQ/Alliance Global                                                   o EQ/Capital Guardian U.S. Equity
   o EQ/Alliance Growth and Income                                        o EQ/Emerging Markets Equity(3)
   o EQ/Alliance Growth Investors                                         o EQ/Equity 500 Index(4)
   o EQ/Alliance High Yield                                               o EQ/Evergreen Omega(5)
   o EQ/Alliance Intermediate Government Securities                       o EQ/FI Mid Cap
   o EQ/Alliance International                                            o EQ/FI Small/Mid Cap Value(6)
   o EQ/Alliance Money Market                                             o EQ/Janus Large Cap Growth
   o EQ/Alliance Premier Growth                                           o EQ/Marsico Focus
   o EQ/Alliance Quality Bond                                             o EQ/Mercury Basic Value Equity(7)
   o EQ/Alliance Small Cap Growth                                         o EQ/MFS Emerging Growth Companies
   o EQ/Alliance Technology                                               o EQ/MFS Investors Trust(8)
   o EQ/AXP New Dimensions                                                o EQ/MFS Research
   o EQ/AXP Strategy Aggressive                                           o EQ/Putnam Growth & Income Value
   o EQ/Balanced                                                          o EQ/T. Rowe Price International Stock


   ----------
   1) Effective May 18, 2001 the names of the investment                  6) Formerly known as Warburg Pincus Small Company Value.
      options include EQ/.                                                7) Formerly known as Merrill Lynch Basic Value Equity.
   2) Formerly known as Alliance Aggressive.                              8) Formerly known as MFS Growth with Income.
   3) Formerly known as Morgan Stanley Emerging Markets Equity.           9) Formerly known as Lazard Large Cap Value.
   4) Formerly known as Alliance Equity Index.
   5) Formerly known as EQ/Evergreen.



   Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from Equitable Life's other assets and liabilities. All Contracts are issued by Equitable Life. The assets of the Account are the property of Equitable Life. However, the portion of the Account's assets attributable to the Contracts will not be chargeable with liabilities arising out of any other business Equitable Life may conduct.

   The Account is used to fund benefits for Variable Life products issued by Equitable Life including Incentive Life, Incentive Life 2000, Incentive Life 2000 Sales 1999 and after, Incentive Life Plus(SM), IL Protector(SM), IL COLI, and Incentive Life COLI, flexible premium variable life insurance policies; Champion 2000, modified premium variable whole life insurance policies; Survivorship 2000, Survivorship Incentive Life, modified single premium variable life insurance policies; Accumulator Life, flexible premium joint survivorship variable life insurance policies; and SP-Flex, variable life insurance policies with additional premium option (collectively, the "Contracts"). The Incentive Life 2000, Champion 2000 and Survivorship 2000 policies are herein referred to as the "Series 2000 Policies." Incentive Life Plus(SM) policies offered with a prospectus dated on or after September 15, 1995, are referred to as "Incentive Life Plus(SM)." Incentive Life Plus policies issued with a prior prospectus are referred to as "Incentive Life Plus Original Series." Incentive Life policies sold during 1999 and thereafter are referred to as "Incentive Life 2000 Sales 1999 and after," reflect an investment in Class IB shares and are different from Incentive Life products.

   The Account supports the operations of various Equitable Life insurance products. These products are sold through both Equitable's Agent Distribution channel and Equitable's Independent Broker Dealer Distribution channel. These financial statement footnotes discuss the products, charges and investment returns applicable to those life insurance products (IL Plus Original Series, IL COLI, Incentive Life COLI, Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, IL Protector, Survivorship 2000, Incentive Life 2000 Sales 1999 and after, Survivorship Incentive Life, Accumulator Life, and SP-Flex) which are sold through Equitable's Agent Distribution channel.

   The amount retained by Equitable Life in the Account arises principally from
   (1) contributions from Equitable Life, (2) mortality and expense charges and administrative charges accumulated in the Account, and (3) that portion, determined ratably, of the Account's investment results applicable to those assets in the Account in excess of the net assets for the Contracts. Amounts retained by Equitable Life are not subject to charges for mortality and expense risk charges and administrative charges. Amounts retained by Equitable Life in the Account may be transferred at any time by Equitable Life to its General Account.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


2. Significant Accounting Policies

   The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America
   (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Certain reclassifications have been made in the amounts presented for prior periods to conform these periods with the 2001 presentation.

   On November 21, 2000, the American Institute of Certified Public Accountants issued a revised Audit and Accounting Guide "Audits of Investment Companies" which was effective for the December 31, 2001 financial statements. Adoption of the new requirements did not have a significant impact on the Account's financial position or results of operations.

   Investments are made in shares of EQAT and are valued at the net asset values per share of the respective Portfolios. The net asset value is determined by EQAT using the market or fair value of the underlying assets of the Portfolio less liabilities.

   Investment transactions are recorded by the Account on the trade date. Dividend and capital gains are automatically reinvested on the ex-dividend date. Realized gains and losses include (1) gains and losses on redemptions of EQAT shares (determined on the identified cost basis) and (2) Trust distributions representing the net realized gains on Trust investment transactions.

   Receivable/payable for policy-related transactions represent amounts due to/from Equitable Life's General Account predominately related to premiums, surrenders and death benefits.

   Payments received from contractowners represent participant contributions under the Contracts (excluding amounts allocated to the guaranteed interest account, reflected in the General Account) reduced by applicable deductions, charges and state premium taxes. Contractowners may allocate amounts in their individual accounts to variable investment options, and (except for SP-Flex policies), to the guaranteed interest account of Equitable Life's General Account. Transfers between funds and guaranteed interest account, net are amounts that participants have directed to be moved among funds, including permitted transfers to and from the Guaranteed Interest Account. The net assets of any variable investment option may not be less that the aggregate of the Contractowners account allocated to that variable investment option. Additional assets are set aside in Equitable Life's General Account to provide for the unearned portion of monthly charges for mortality costs and other policy benefits, as required by state insurance law. Equitable Life's General Account is subject to creditor rights.

   Transfers for contract benefits and terminations are payments to participants and beneficiaries made under the terms of the Contracts and amounts that participants have requested to be withdrawn and paid to them. Withdrawal charges, if applicable, are included in Transfers for contract benefits and terminations and represent deferred contingent withdrawal charges that apply to certain withdrawals under the Contracts. Included in Contract maintenance charges are administrative and cost of insurance charges deducted monthly under the Contracts.

   The operations of the Account are included in the federal income tax return of Equitable Life which is taxed as a life insurance company under the provisions of the Internal Revenue Code. No federal income tax based on net income or realized and unrealized capital gains is currently applicable to Contracts participating in the Account by reason of applicable provisions of the Internal Revenue Code and no federal income tax payable by Equitable Life is expected to affect the unit value of Contracts participating in the Account. Accordingly, no provision for income taxes is required. However, Equitable Life retains the right to charge for any federal income tax which is attributable to the Account if the law is changed.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


3. Purchases and Sales of Investments

   The cost of purchases and proceeds from sales of investments for the year ended December 31, 2001 were as follows:


                                                             Purchases              Sales
                                                      ------------------ ------------------
   EQ/Aggressive Stock                                 $   998,986,082    $ 1,031,136,312
   EQ/Alliance Common Stock                                350,510,973        342,795,239
   EQ/Alliance Global                                    1,762,130,872      1,782,341,601
   EQ/Alliance Growth and Income                           563,009,719        453,199,522
   EQ/Alliance Growth Investors                             69,942,769         96,311,044
   EQ/Alliance High Yield                                  110,624,817        100,490,370
   EQ/Alliance Intermediate Government Securities           72,419,940         27,857,846
   EQ/Alliance International                                87,457,134         86,414,086
   EQ/Alliance Money Market                              3,432,776,344      3,349,511,382
   EQ/Alliance Premier Growth                              304,222,924        541,480,665
   EQ/Alliance Quality Bond                                 79,533,145        400,867,509
   EQ/Alliance Small Cap Growth                            467,407,606        452,205,128
   EQ/Alliance Technology                                   65,691,445         45,930,009
   EQ/AXP New Dimensions                                     3,533,138            855,430
   EQ/AXP Strategy Aggressive                                3,722,254          1,039,413
   EQ/Balanced                                             514,385,735        291,660,749
   EQ/Bernstein Diversified Value                          100,455,797         15,718,964
   EQ/Capital Guardian Research                             17,868,684         12,772,270
   EQ/Capital Guardian U.S. Equity                           8,379,879          1,300,628
   EQ/Emerging Markets Equity                               51,470,141         52,336,064
   EQ/Equity 500 Index                                     794,197,449        752,954,143
   EQ/Evergreen Omega                                        1,189,561            370,166
   EQ/FI Mid Cap                                            31,482,577         18,016,739
   EQ/FI Small/Mid Cap Value                                54,928,300         14,693,502
   EQ/Janus Large Cap Growth                                18,297,647          6,459,798
   EQ/Marsico Focus                                            702,193             11,402
   EQ/Mercury Basic Value Equity                            54,083,284          9,826,225
   EQ MFS Emerging Growth Companies                        232,576,268        219,619,347
   EQ/MFS Investors Trust                                    3,046,471            723,052
   EQ/MFS Research                                         150,865,834        144,080,781
   EQ/Putnam Growth & Income Value                          10,740,665          4,173,642
   EQ/T. Rowe Price International Stock                     63,214,534         54,647,449
                                                       ---------------    ---------------
                                                       $10,479,854,181    $10,311,800,478
                                                       ===============    ===============

4. Expenses and Related Party Transactions

   The assets in each variable investment option are invested in Class IA shares or Class IB shares of a corresponding mutual fund portfolio of EQAT. Class IA and IB shares are offered by EQAT at net asset value. Both classes of shares are subject to fees for investment management and advisory services and other Trust expenses. Class IA shares are not subject to distribution fees imposed pursuant to a distribution plan. Class IB shares are subject to distribution fees imposed under a distribution plan (herein the "Rule 12b-1 Plans") adopted pursuant to Rule 12b-1 under the 1940 Act, as amended. The Rule 12b-1 Plans provide that EQAT, on behalf of each variable investment option, may charge annually up to 0.25% of the average daily net assets of an investment option attributable to its Class IB shares in respect to activities primarily intended to result in the sale of the Class IB shares. These fees are reflected in the net asset value of the shares.

   Equitable Life serves as investment manager of EQAT and as such receives management fees for services performed in its capacity as investment manager of EQAT. Equitable Life oversees the activities of the investment advisors with respect to EQAT and is responsible for retaining or discontinuing the services of those advisors. Fees will vary depending on net asset levels of individual portfolios and range from a low of 0.25% to a high of 1.15% of average daily net assets. Equitable Life as investment manager pays expenses for providing investment advisory services to the Portfolios, including the fees of the Advisors of each Portfolio. In addition, AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC, affiliates of Equitable Life, may also receive distribution fees under Rule 12b-1 Plans as described above.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


4. Expenses and Related Party Transactions (Concluded)

   Alliance Capital Management L.P. ("Alliance") serves as an investment advisor for the EQ/Alliance Portfolios (including EQ/Aggressive Stock, EQ/Balanced, EQ/Bernstein Diversified Value, and EQ/Equity 500 Index). Alliance is a limited partnership which is indirectly majority-owned by Equitable Life and AXA Financial, Inc. (parent to Equitable Life).

   AXA Advisors and Equitable Distributors, Inc. ("EDI") are distributors and principal underwriters of the Contracts and the Account. Both are affiliates of Equitable Life. They are both registered with the SEC as broker-dealers and are members of the National Association of Securities Dealers, Inc.

   The Contracts are sold by financial professionals who are registered representatives of AXA Advisors and licensed insurance agents of AXA Network, LLC, its subsidiaries or AXA Network Insurance Agency of Texas, Inc. The Contracts are also sold through licensed insurance agencies (both affiliated and unaffiliated with Equitable Life) and their affiliated broker-dealers (who are registered with the SEC and members of the NASD) that have entered into selling agreements with EDI. The licensed insurance agents who sell the policies for these companies are appointed as agents of Equitable Life and are registered representatives of the agencies and affiliated broker-dealer. The registered representatives are compensated on a commission basis by Equitable Life. AXA Advisors receives commissions and other service-related payments under its Distribution Agreement with Equitable Life and its Networking Agreement with AXA Network. EDI receives commissions and other service-related payments under a Distribution Agreement with Equitable Life.


5. Substitutions

   On May 18, 2001 the EQ/Balanced Portfolio acquired all the net assets of the Alliance Conservative Investors Portfolio, EQ/Evergreen Foundation Portfolio, EQ/Putnam Balanced Portfolio, and Mercury World Strategy Portfolio pursuant to a substitution transaction. For accounting purposes this transaction was treated as a merger. The substitution was accomplished by a tax free exchange of:

   o 17,996,107 Class IA shares of Alliance Conservative Investors (valued at $213,613,796), 369,654 Class IB shares of Alliance Conservative Investors (valued at $4,369,307),

   o 29,561 Class IA shares of EQ/Evergreen Foundation (valued at $279,939), 22,643 Class IB shares of EQ/Evergreen Foundation (valued at $214,429),

   o 910,237 Class IA shares of EQ/Putnam Balanced (valued at $11,241,432), 107,226 Class IB shares of EQ/Putnam Balanced (valued at $1,324,236),

   o 475,863 Class IA shares of Mercury World Strategy (valued at $4,668,221), 59,561 Class IB shares of Mercury World Strategy (valued at $584,293)

   for 14,665,181 Class IA shares of the EQ/Balanced Portfolio and 416,171 Class IB shares of the EQ/Balanced Portfolio outstanding (valued at $236,295,653). On May 18, 2001 the assets of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy at that date were combined with those of EQ/Balanced. The aggregate net assets of the Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced, Mercury World Strategy and EQ/Balanced immediately before the substitution were $217,983,103, $494,368, $12,565,668, $5,252,514 and $515,130,871,
   respectively, resulting in combined assets after substitution of $751,426,524 in EQ/Balanced Portfolio.

   On May 18, 2001 the EQ/Bernstein Diversified Value Portfolio (Bernstein), formerly the Lazard Large Cap Portfolio, acquired all the net assets of the
   T. Rowe Price Equity Income Portfolio pursuant to a substitution transaction. For accounting purposes this transaction was treated as a merger, with the Bernstein Portfolio as the surviving Portfolio. The substitution was accomplished by a tax free exchange of 5,374,332 Class IB shares of T. Rowe Price Equity Income (valued at $71,048,669) for 5,785,722 of Class IB shares of Bernstein outstanding (valued at $71,048,669). On May 18, 2001 the T. Rowe Price Equity Income Portfolio assets at that date were combined with those of the Bernstein Portfolio. The aggregate net assets of the Bernstein Portfolio and the T. Rowe Price Equity Income Portfolio immediately before the substitution were $648,683 and $71,048,669, respectively, resulting in combined assets after the substitution of $71,697,352 in EQ/Bernstein Portfolio.

   On October 6, 2000 EQ/Equity 500 Index Portfolio, formerly the Alliance Equity Index Portfolio, acquired all the net assets of the BT Equity 500 Index Portfolio pursuant to a substitution transaction. For accounting purposes, this transaction was treated as a merger. The substitution was accomplished by a tax free exchange of 35,800 Class IB shares of EQ/Equity 500 Index Portfolio (valued at $1,013,069) for the 71,158 Class IB shares of BT Equity 500 Index Portfolio outstanding (valued at $1,013,069). BT Equity 500 Index Portfolio's assets at that date were combined with those of EQ/Equity 500 Index Portfolio. The aggregate net assets of EQ/Equity 500 Index Portfolio and BT

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


5. Substitutions (Concluded)

   Equity 500 Index Portfolio immediately before the substitution were $713,508,296 and $1,013,069, respectively, resulting in combined assets after the substitution of $714,521,365 in EQ/Equity 500 Index Portfolio.


6. Asset Charges

   Under the Contracts Equitable Life assumes mortality and expense risks and to cover these risks, charges the daily net assets of the Account. These charges apply to all products supported by the Account. The products sold through Equitable's Independent Broker Dealer Distribution channel have charges currently for Incentive Life, Incentive Life Plus, and Survivorship Incentive Life of 0.60%, for Survivorship 2000 of 0.90%, and Accumulator Life of 1.35%. The products sold through Equitable's Agent Distribution channel have charges currently as shown below:

                                                                   Mortality and
                                                                      Expense     Mortality   Administrative   Total
                                                                  -------------- ----------- ---------------- ------
   Incentive Life, Incentive Life 2000, Incentive Life 2000
   Sales 1999 and after, Incentive Life Plus,
   Champion 2000 (a) ..........................................    .60%          --          --                .60%
   IL Plus Original Series (b) ................................    .85%          --          --                .85%
   IL COLI (b) ................................................    .20%          --          --                .20%
   Incentive Life COLI (b) ....................................    .60%          --          --                .60%
   Survivorship Incentive Life (a) ............................    .60%          --          --                .60%
   Survivorship 2000 (a) ......................................    .90%          --          --                .90%
   IL Protector (a) ...........................................    .80%          --          --                .80%
   Accumulator Life (a) .......................................   1.35%          --          --               1.35%
   SP-Flex (a) ................................................    .85%          .60%        .35%             1.80%

   ----------
   (a) Charged to daily net assets of the Account.
   (b) Charged to Contractowners Account and is included in Transfer for contract benefits and terminations in the Statements of Changes in Net Assets.

   Before amounts are remitted to the Account for Incentive Life, IL Plus Original Series, IL Protector, Incentive Life Plus, IL COLI, Incentive Life COLI, Survivorship Incentive Life, Incentive Life 2000 Sales 1999 and after, Accumulator Life and the Series 2000 Policies, Equitable Life deducts a charge for taxes and either an initial policy fee (Incentive Life) or a premium sales charge (Incentive Life Plus, Survivorship Incentive Life, Incentive Life 2000 Sales 1999 and after, Accumulator Life and Series 2000 Policies) from premiums. Under SP-Flex, the entire initial premium is allocated to the Account. Before any additional premiums under SP-Flex are allocated to the Account, however, an administrative charge is deducted.

   All contractowners accounts are assessed monthly by Equitable Life for mortality (cost of insurance and optional rider benefit charges) and administrative charges. These charges are withdrawn from the Accounts along with amounts for additional benefits and are included in Transfers for contract benefits and terminations and Contract maintenance charges. Policy loans are reported in the Statements of Changes in Net Assets, in Transfers between funds and guaranteed interest account, net. Surrenders are included in the Transfers for contract benefits and terminations.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


7. Changes in Units Outstanding

   Accumulation units issued and redeemed during the periods indicated were (in thousands):

                                                                   EQ/Aggressive Stock
                                                          --------------------------------------
                                                              2001        2000          1999
                                                          ----------- ------------ -------------
IL Plus Original Series, IL COLI, Incentive Life COLI - Class A and B 0.00%
Units Issued ............................................       208       170            185
Units Redeemed ..........................................      (222)     (154)          (158)
                                                               ----      ------         ----
Net Increase (Decrease) .................................       (14)       16             27
                                                               ----      ------         ----
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life 2000
Sales 1999 and after, Survivorship Incentive Life - Class A
 and B 0.60%
Units Issued ............................................        --        --             --
Units Redeemed ..........................................        --        --             --
                                                               ----      ------         ----
Net Increase (Decrease) .................................        --        --             --
                                                               ----      ------         ----
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life 2000
Sales 1999 and after - Class A and B 0.60%
Units Issued ............................................        --        --             --
Units Redeemed ..........................................        --        --             --
                                                               ----      ------         ----
Net Increase (Decrease) .................................        --        --             --
                                                               ----      ------         ----
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion - Class A and B 2000 0.60%
Units Issued ............................................     1,735       811            939
Units Redeemed ..........................................    (1,790)     (917)        (1,050)
                                                             ------      ------       ------
Net Increase (Decrease) .................................       (55)     (106)          (111)
                                                             ------      ------       ------
IL Protector - Class A and B 0.80%
Units Issued ............................................        12        11             13
Units Redeemed ..........................................       (10)       (8)            (9)
                                                             ------      -------      ------
Net Increase (Decrease) .................................         2         3              4
                                                             ------      ------       ------
Survivorship 2000 - Class A and B 0.90%
Units Issued ............................................       173       122            114
Units Redeemed ..........................................      (171)     (129)          (122)
                                                             ------      ------       ------
Net Increase (Decrease) .................................         2        (7)            (8)
                                                             ------      -------      ------
Incentive Life 2000 Sales 1999 and after, Survivorship Incentive Life - Class B 0.60%
Units Issued ............................................       327       175             40
Units Redeemed ..........................................      (274)     (138)           (26)
                                                             ------      ------       ------
Net Increase (Decrease) .................................        53        37             14
                                                             ------      ------       ------
Survivorship Incentive Life - Class B 0.60%
Units Issued ............................................        --        --             --
Units Redeemed ..........................................        --        --             --
                                                             ------      ------       ------
Net Increase (Decrease) .................................        --        --             --
                                                             ------      ------       ------
Accumulator Life - Class B 1.35% (d)
Units Issued ............................................        --        --             --
Units Redeemed ..........................................        --        --             --
                                                             ------      ------       ------
Net Increase (Decrease) .................................        --        --             --
                                                             ------      ------       ------



                                                              EQ/Alliance Common Stock          EQ/Alliance Global
                                                          --------------------------------- ---------------------------
                                                             2001       2000        1999         2001          2000
                                                          --------- ----------- ----------- ------------- -------------
IL Plus Original Series, IL COLI, Incentive Life COLI - Class A and B 0.00%
Units Issued ............................................     248         226         279         286            89
Units Redeemed ..........................................    (217)       (186)       (181)       (284)          (55)
                                                             ----      ------      ------      ------        ------
Net Increase (Decrease) .................................      31          40          98           2            34
                                                             ----      ------      ------      ------        ------
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life 2000 Sales 1999 and after,
Survivorship Incentive Life - Class A
 and B 0.60%
Units Issued ............................................      --          --          --          --            --
Units Redeemed ..........................................      --          --          --          --            --
                                                             ----      ------      ------      ------        ------
Net Increase (Decrease) .................................      --          --          --          --            --
                                                             ----      ------      ------      ------        ------
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life 2000 Sales 1999 and after -
Class A and B 0.60%
Units Issued ............................................      --          --          --          --            --
Units Redeemed ..........................................      --          --          --          --            --
                                                             ----      ------      ------      ------        ------
Net Increase (Decrease) .................................      --          --          --          --            --
                                                             ----      ------      ------      ------        ------
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion - Class A and B 2000 0.60%
Units Issued ............................................     657         656       1,181       5,113         2,167
Units Redeemed ..........................................    (809)     (1,081)     (1,136)     (5,187)       (2,170)
                                                             ----      ------      ------      ------        ------
Net Increase (Decrease) .................................    (152)       (425)         45         (74)           (3)
                                                             ----      ------      ------      ------        ------
IL Protector - Class A and B 0.80%
Units Issued ............................................      23          23          27           4             4
Units Redeemed ..........................................     (17)        (14)        (14)         (3)           (2)
                                                             ----      ------      ------      ------        ------
Net Increase (Decrease) .................................       6           9          13           1             2
                                                             ----      ------      ------      ------        ------
Survivorship 2000 - Class A and B 0.90%
Units Issued ............................................      75          95         142         161            65
Units Redeemed ..........................................     (64)        (57)        (83)       (159)          (55)
                                                             ----      ------      ------      ------        ------
Net Increase (Decrease) .................................      11          38          59           2            10
                                                             ----      ------      ------      ------        ------
Incentive Life 2000 Sales 1999 and after, Survivorship Incentive Life - Class B 0.60%
Units Issued ............................................     811         691         150         170           147
Units Redeemed ..........................................    (321)       (222)        (53)        (60)          (39)
                                                             ----      ------      ------      ------        ------
Net Increase (Decrease) .................................     490         469          97         110           108
                                                             ----      ------      ------      ------      --------
Survivorship Incentive Life - Class B 0.60%
Units Issued ............................................      --          --          --          --            --
Units Redeemed ..........................................      --          --          --          --            --
                                                             ----      ------      ------      ------        ------
Net Increase (Decrease) .................................      --          --          --          --            --
                                                             ----      ------      ------      ------      --------
Accumulator Life - Class B 1.35% (d)
Units Issued ............................................      --          --          --          --            --
Units Redeemed ..........................................      --          --          --          --            --
                                                             ----      ------      ------      ------        ------
Net Increase (Decrease) .................................      --          --          --          --            --
                                                             ----      ------      ------      ------      --------



                                                          EQ/Alliance                EQ/Alliance
                                                             Global               Growth and Income
                                                              1999         2001          2000         1999
                                                          ----------- ------------- ------------- -----------
IL Plus Original Series, IL COLI, Incentive Life COLI - Class A and B 0.00%
Units Issued ............................................      73           110            68          76
Units Redeemed ..........................................     (37)          (86)          (39)        (29)
                                                             ----        ------        ------        ----
Net Increase (Decrease) .................................      36            24            29          47
                                                             ----        ------        ------        ----
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life 2000 Sales 1999 and
after, Survivorship Incentive Life - Class A
 and B 0.60%
Units Issued ............................................      --            --            --          --
Units Redeemed ..........................................      --            --            --          --
                                                             ----        ------        ------        ----
Net Increase (Decrease) .................................      --            --            --          --
                                                             ----        ------        ------        ----
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life 2000 Sales 1999 and
after - Class A and B 0.60%
Units Issued ............................................      --            --            --          --
Units Redeemed ..........................................      --            --            --          --
                                                             ----        ------        ------        ----
Net Increase (Decrease) .................................      --            --            --          --
                                                             ----        ------        ------        ----
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion - Class A and B 2000 0.60%
Units Issued ............................................     930         2,023         1,613         260
Units Redeemed ..........................................    (953)       (1,847)       (1,554)       (138)
                                                             ----        ------        ------        ----
Net Increase (Decrease) .................................     (23)          176            59         122
                                                             ----        ------        ------        ----
IL Protector - Class A and B 0.80%
Units Issued ............................................       3             5             5           6
Units Redeemed ..........................................      (2)           (3)           (3)         (3)
                                                             ----        ------        ------        ----
Net Increase (Decrease) .................................       1             2             2           3
                                                             ----        ------        ------        ----
Survivorship 2000 - Class A and B 0.90%
Units Issued ............................................      39            66            30          36
Units Redeemed ..........................................     (33)          (47)          (18)        (10)
                                                             ----        ------        ------        ----
Net Increase (Decrease) .................................       6            19            12          26
                                                             ----        ------        ------        ----
Incentive Life 2000 Sales 1999 and after, Survivorship Incentive Life - Class B 0.60%
Units Issued ............................................      15           374           164          34
Units Redeemed ..........................................      (3)         (102)          (35)         (4)
                                                             ----        ------        ------        ----
Net Increase (Decrease) .................................      12           272           129          30
                                                             ----        ------        ------        ----
Survivorship Incentive Life - Class B 0.60%
Units Issued ............................................      --            --            --          --
Units Redeemed ..........................................      --            --            --          --
                                                             ----        ------        ------        ----
Net Increase (Decrease) .................................      --            --            --          --
                                                             ----        ------        ------        ----
Accumulator Life - Class B 1.35% (d)
Units Issued ............................................      --            --            --          --
Units Redeemed ..........................................      --            --            --          --
                                                             ----        ------        ------        ----
Net Increase (Decrease) .................................      --            --            --          --
                                                             ----        ------        ------        ----

----------
(a) Units were made available for sale on June 4, 1999.
(b) Units were made available for sale on August 30, 1999.
(c) Units were made available for sale on May 22, 2000.
(d) Units were made available for sale on June 22, 2000.
(e) Units were made available for sale on October 22, 2000.
(f) Units were made available for sale on October 22, 2001.
(g) A substitution of T. Rowe Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See Note 5).
(h) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced, and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(i) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


7. Changes in Units Outstanding (Continued)

   Accumulation units issued and redeemed during the periods indicated were (in thousands):


                                  EQ/Alliance Growth Investors            EQ/Alliance High Yield
                              ------------------------------------ -------------------------------------
                                  2001         2000        1999        2001         2000         1999
                              ------------ ----------- ----------- ------------ ------------ -----------
IL Plus Original Series, IL COLI, Incentive Life COLI - Class A and B 0.00%
Units Issued ................      110          75          89          63           65          115
Units Redeemed ..............     (115)        (59)        (74)        (68)         (72)         (93)
                                 -----         ---         ---       -----       ------       ------
Net Increase (Decrease) .....       (5)         16          15          (5)          (7)          22
                                 -----         ---         ---      ------       ------       ------
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life 2000 Sales 1999
and after, Survivorship Incentive Life - Class A and B 0.60%
Units Issued ................      --           --          --          --           --           --
Units Redeemed ..............      --           --          --          --           --           --
                                 -----         ---         ---      ------        -----        -----
Net Increase (Decrease) .....      --           --          --          --           --           --
                                 -----         ---         ---      ------        -----        -----
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life 2000 Sales 1999
and after - Class A and B 0.60%
Units Issued ................      --           --          --          --           --           --
Units Redeemed ..............      --           --          --          --           --           --
                                 -----         ---         ---      ------        -----        -----
Net Increase (Decrease) .....      --           --          --          --           --           --
                                 -----         ---      ------      ------        -----        -----
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000 - Class A and B 0.60%
Units Issued ................     292          297         358         364          136          213
Units Redeemed ..............    (419)        (344)       (413)       (374)        (193)        (268)
                                 -----        ----      ------      ------        -----       ------
Net Increase (Decrease) .....    (127)         (47)        (55)        (10)         (57)         (55)
                                 -----        ----      ------      ------        -----       ------
IL Protector - Class A and B 0.80%
Units Issued ................       5            5           5           3            3            3
Units Redeemed ..............      (3)          (3)         (3)         (2)          (2)          (3)
                                 -----        ----      ------      ------       ------       ------
Net Increase (Decrease) .....       2            2           2           1            1           --
                                 -----        ----      ------      ------       ------       ------
Survivorship 2000 - Class A and B 0.90%
Units Issued ................       29          33          48           9           10           14
Units Redeemed ..............      (31)        (19)        (28)        (10)         (13)         (13)
                                 -----        ----      ------      ------       ------       ------
Net Increase (Decrease) .....       (2)         14          20          (1)          (3)           1
                                 -----        ----      ------      ------       ------       ------
Incentive Life 2000 Sales 1999 and after, Survivorship Incentive Life - Class B 0.60%
Units Issued ................      175         150          36          54           27            3
Units Redeemed ..............      (53)        (45)        (10)        (17)          (6)          --
                                 -----        ----      ------      ------       -------      ------
Net Increase (Decrease) .....      122         105          26          37           21            3
                                 -----        ----      ------      ------       ------       ------
Survivorship Incentive Life - Class B 0.60%
Units Issued ................      --           --          --          --           --           --
Units Redeemed ..............      --           --          --          --           --           --
                                 -----        ----      ------      ------       ------       ------
Net Increase (Decrease) .....      --           --          --          --           --           --
                                 -----        ----      ------      ------       ------       ------
Accumulator Life - Class B 1.35% (d)
Units Issued ................      --           --          --          --           --           --
Units Redeemed ..............      --           --          --          --           --           --
                                 -----        ----      ------      ------       ------       ------
Net Increase (Decrease) .....      --           --          --          --           --           --
                                 -----        ----      ------      ------       ------       ------



                                   EQ/Alliance Intermediate
                                     Government Securities              EQ/Alliance International
                              ----------------------------------- --------------------------------------
                                  2001        2000        1999        2001          2000         1999
                              ----------- ----------- ----------- ------------ ------------- -----------
IL Plus Original Series, IL COLI, Incentive Life COLI - Class A and B 0.00%
Units Issued ................      248          68         108         407           78           32
Units Redeemed ..............     (121)        (82)        (75)       (415)         (57)         (26)
                                  ----        ----        ----      ------       ------      ------
Net Increase (Decrease) .....      127         (14)         33          (8)          21           6
                                  ----        ----        ----      ------       ------      ------
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life 2000 Sales 1999
and after, Survivorship Incentive Life - Class A and B 0.60%
Units Issued ................       --          --          --          --           --          --
Units Redeemed ..............       --          --          --          --           --          --
                                  ----        ----        ----      ------       ------      ------
Net Increase (Decrease) .....       --          --          --          --           --          --
                                  ----        ----        ----      ------       ------      ------
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life 2000 Sales 1999
and after - Class A and B 0.60%
Units Issued ................       --          --          --          --           --          --
Units Redeemed ..............       --          --          --          --           --          --
                                  ----        ----        ----      ------       ------      ------
Net Increase (Decrease) .....       --          --          --          --           --          --
                                  ----        ----        ----      ------       ------      ------
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000 - Class A and B 0.60%
Units Issued ................      180          68         128         447        2,238         920
Units Redeemed ..............     (107)       (130)       (131)       (455)      (2,187)       (923)
                                  ----        ----        ----      ------       ------      ------
Net Increase (Decrease) .....       73         (62)         (3)         (8)          51          (3)
                                  ----        ----        ----      ------       ------      ------
IL Protector - Class A and B 0.80%
Units Issued ................        1          --           1           1            1           1
Units Redeemed ..............       --          --          --          (1)          (1)         (1)
                                  ----        ----        ----      ------       ------      ------
Net Increase (Decrease) .....        1          --           1          --           --          --
                                  ----        ----        ----      ------       ------      ------
Survivorship 2000 - Class A and B 0.90%
Units Issued ................       17           3          10          36           88          42
Units Redeemed ..............       (5)         (4)        (10)        (40)         (79)        (43)
                                  ----        ----        ----      ------       ------      ------
Net Increase (Decrease) .....       12          (1)         --          (4)           9          (1)
                                  ----        ----        ----      ------       ------      ------
Incentive Life 2000 Sales 1999 and after, Survivorship Incentive Life - Class B 0.60%
Units Issued ................       90          36           1          49           42           3
Units Redeemed ..............      (41)         (7)         --         (23)         (10)         --
                                  ----        ----        ----      ------       ------      ------
Net Increase (Decrease) .....       49          29           1          26           32           3
                                  ----        ----        ----      ------       ------      ------
Survivorship Incentive Life - Class B 0.60%
Units Issued ................       --          --          --          --           --          --
Units Redeemed ..............       --          --          --          --           --          --
                                  ----        ----        ----      ------       ------      ------
Net Increase (Decrease) .....       --          --          --          --           --          --
                                  ----        ----        ----      ------       ------      ------
Accumulator Life - Class B 1.35% (d)
Units Issued ................       --          --          --          --           --          --
Units Redeemed ..............       --          --          --          --           --          --
                                  ----        ----        ----      ------       ------      ------
Net Increase (Decrease) .....       --          --          --          --           --          --
                                  ----        ----        ----      ------       ------      ------

----------
(a) Units were made available for sale on June 4, 1999.
(b) Units were made available for sale on August 30, 1999.
(c) Units were made available for sale on May 22, 2000.
(d) Units were made available for sale on June 22, 2000.
(e) Units were made available for sale on October 22, 2000.
(f) Units were made available for sale on October 22, 2001.
(g) A substitution of T. Rowe Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See Note 5).
(h) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced, and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(i) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


7. Changes in Units Outstanding (Continued)

   Accumulation units issued and redeemed during the periods indicated were (in thousands):


                                              EQ/Alliance                             EQ/Alliance
                                             Money Market                         Premier Growth (a)
                              ------------------------------------------- -----------------------------------
                                   2001           2000           1999          2001         2000       1999
                              -------------- -------------- ------------- ------------- ----------- ---------
IL Plus Original Series, IL COLI, Incentive Life COLI - Class A and B 0.00%
Units Issued ................      2,600            980         1,153           124         111        34
Units Redeemed ..............     (2,494)          (910)         (983)         (112)        (48)       (4)
                                 -------        -------        ------        ------       -----     -----
Net Increase (Decrease) .....        106             70           170            12          63        30
                                 -------        -------        ------        ------       -----     -----
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life 2000 Sales 1999 and
after, Survivorship Incentive Life - Class A and B 0.60%
Units Issued ................         --             --            --         4,232       4,464       407
Units Redeemed ..............         --             --            --        (6,953)       (752)      (46)
                                 -------        -------        ------        ------       -----     -----
Net Increase (Decrease) .....         --             --            --        (2,721)      3,712       361
                                 -------        -------        ------        ------       -----     -----
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life 2000 Sales 1999 and
after - Class A and B 0.60%
Units Issued ................         --             --            --            --          --        --
Units Redeemed ..............         --             --            --            --          --        --
                                 -------        -------        ------        ------       -----     -----
Net Increase (Decrease) .....         --             --            --            --          --        --
                                 -------        -------        ------        ------       -----     -----
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000 - Class A and B 0.60%
Units Issued ................     15,961         14,099         9,677            --          --        --
Units Redeemed ..............    (16,062)       (14,079)       (9,492)           --          --        --
                                 -------        -------        ------        ------       -----     -----
Net Increase (Decrease) .....       (101)            20           185            --          --        --
                                 -------        -------        ------        ------       -----     -----

IL Protector - Class A and B 0.80%
Units Issued ................          9             17            28             4           5         1
Units Redeemed ..............         (8)           (19)          (29)           (2)         (1)       --
                                 -------        -------        ------        ------       -----     -----
Net Increase (Decrease) .....          1             (2)           (1)            2           4         1
                                 -------        -------        ------        ------       -----     -----
Survivorship 2000 - Class A and B 0.90%
Units Issued ................        685            683           550            --          --        --
Units Redeemed ..............       (718)          (668)         (514)           --          --        --
                                 -------        -------        ------        ------       -----     -----
Net Increase (Decrease) .....        (33)            15            36            --          --        --
                                 -------        -------        ------        ------       -----     -----
Incentive Life 2000 Sales 1999 and after, Survivorship Incentive Life - Class B 0.60%
Units Issued ................      3,175          2,537           706            --          --        --
Units Redeemed ..............     (2,738)        (2,356)         (546)           --          --        --
                                 -------        -------        ------        ------       -----     -----
Net Increase (Decrease) .....        437            181           160            --          --        --
                                 -------        -------        ------        ------       -----     -----
Survivorship Incentive Life - Class B 0.60%
Units Issued ................         --             --            --            --          --        --
Units Redeemed ..............         --             --            --            --          --        --
                                 -------        -------        ------        ------       -----     -----
Net Increase (Decrease) .....         --             --            --            --          --        --
                                 -------        -------        ------        ------       -----     -----
Accumulator Life - Class B 1.35% (d)
Units Issued ................         --              1            --            --          --        --
Units Redeemed ..............         (1)            --            --            --          --        --
                                 -------        -------        ------        ------       -----     -----
Net Increase (Decrease) .....         (1)             1            --            --          --        --
                                 -------        -------        ------        ------       -----     -----



                                           EQ/Alliance                             EQ/Alliance
                                          Quality Bond                          Small Cap Growth
                              ------------------------------------- -----------------------------------------
                                   2001         2000        1999         2001          2000          1999
                              ------------- ----------- ----------- ------------- ------------- -------------
IL Plus Original Series, IL COLI, Incentive Life COLI - Class A and B 0.00%
Units Issued ................       194         109         148            92            87            53
Units Redeemed ..............      (115)        (70)        (75)          (83)          (40)          (25)
                                 ------       -----        ----        ------        ------        ------
Net Increase (Decrease) .....        79          39          73             9            47            28
                                 ------       -----        ----        ------        ------        ------
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life 2000 Sales 1999 and
after, Survivorship Incentive Life - Class A and B 0.60%
Units Issued ................        --          --          --            --            --            --
Units Redeemed ..............        --          --          --            --            --            --
                                 ------       -----        ----        ------        ------        ------
Net Increase (Decrease) .....        --          --          --            --            --            --
                                 ------       -----        ----        ------        ------        ------
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life 2000 Sales 1999 and
after - Class A and B 0.60%
Units Issued ................        --          --          --            --            --            --
Units Redeemed ..............        --          --          --            --            --            --
                                 ------       -----        ----        ------        ------        ------
Net Increase (Decrease) .....        --          --          --            --            --            --
                                 ------       -----        ----        ------        ------        ------
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000 - Class A and B 0.60%
Units Issued ................       264       1,488         250         3,279         7,838         5,677
Units Redeemed ..............    (2,653)       (172)       (255)       (3,278)       (7,546)       (5,657)
                                 ------       -----        ----        ------        ------        ------
Net Increase (Decrease) .....    (2,389)      1,316          (5)            1           292            20
                                 ------       -----        ----        ------        ------        ------
IL Protector - Class A and B 0.80%
Units Issued ................         1           1           1             3             2             3
Units Redeemed ..............        --          --          (1)           (1)           (1)           (2)
                                 ------       -----        ----        ------        ------        ------
Net Increase (Decrease) .....         1           1          --             2             1             1
                                 ------       -----        ----        ------        ------        ------
Survivorship 2000 - Class A and B 0.90%
Units Issued ................        19           8          18            86           149            79
Units Redeemed ..............        (6)         (4)        (12)          (75)         (127)          (75)
                                 ------       -----        ----        ------        ------        ------
Net Increase (Decrease) .....        13           4           6            11            22             4
                                 ------       -----        ----        ------        ------        ------
Incentive Life 2000 Sales 1999 and after, Survivorship Incentive Life - Class B 0.60%
Units Issued ................        91          19           2           162            83             3
Units Redeemed ..............       (16)         (4)         --           (48)          (15)           --
                                 ------       -----        ----        ------        ------        ------
Net Increase (Decrease) .....        75          15           2           114            68             3
                                 ------       -----        ----        ------        ------        ------
Survivorship Incentive Life - Class B 0.60%
Units Issued ................        --          --          --            --            --            --
Units Redeemed ..............        --          --          --            --            --            --
                                 ------       -----        ----        ------        ------        ------
Net Increase (Decrease) .....        --          --          --            --            --            --
                                 ------       -----        ----        ------        ------        ------
Accumulator Life - Class B 1.35% (d)
Units Issued ................        --          --          --            --            --            --
Units Redeemed ..............        --          --          --            --            --            --
                                 ------       -----        ----        ------        ------        ------
Net Increase (Decrease) .....        --          --          --            --            --            --
                                 ------       -----        ----        ------        ------        ------

----------
(a) Units were made available for sale on June 4, 1999.
(b) Units were made available for sale on August 30, 1999.
(c) Units were made available for sale on May 22, 2000.
(d) Units were made available for sale on June 22, 2000.
(e) Units were made available for sale on October 22, 2000.
(f) Units were made available for sale on October 22, 2001.
(g) A substitution of T. Rowe Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See Note 5).
(h) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced, and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(i) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


7. Changes in Units Outstanding (Continued)

   Accumulation units issued and redeemed during the periods indicated were (in thousands):



                                                                                          EQ/Alliance                EQ/AXP
                                                                                          Technology (c)         New Dimensions (e)
                                                                                     ----------------------   ----------------------
                                                                                     2001      2000    1999   2001      2000    1999
                                                                                     ----      ----    ----   ----      ----    ----
IL Plus Original Series, IL COLI,
 Incentive Life COLI - Class A and B 0.00%
Units Issued .....................................................................     118       100    --       10        --     --
Units Redeemed ...................................................................     (94)      (44)   --       (5)       --     --
                                                                                    ------    ------    --   ------    ------   ----
Net Increase (Decrease) ..........................................................      24        56    --        5        --     --
                                                                                    ------    ------    --   ------    ------   ----
Incentive Life, Incentive Life 2000,
 Incentive Life Plus, Champion 2000,
 Incentive Life 2000 Sales 1999 and
 after, Survivorship  Incentive Life
 - Class A and B 0.60%
Units Issued .....................................................................   1,342       698    --       41         4     --
Units Redeemed ...................................................................  (1,018)     (254)   --      (11)       --     --
                                                                                    ------    ------    --   ------    ------   ----
Net Increase (Decrease) ..........................................................     324       444    --       30         4     --
                                                                                    ------    ------    --   ------    ------   ----
Incentive Life, Incentive Life 2000,
 Incentive Life Plus, Champion 2000,
 Incentive Life 2000 Sales 1999 and after
 - Class A and B 0.60%
Units Issued .....................................................................      --        --    --       --        --     --
Units Redeemed ...................................................................      --        --    --       --        --     --
                                                                                    ------    ------    --   ------    ------   ----
Net Increase (Decrease) ..........................................................      --        --    --       --        --     --
                                                                                    ------    ------    --   ------    ------   ----
Incentive Life, Incentive Life 2000,
Incentive Life Plus, Champion 2000
- Class A  and B I 0.60%
Units Issued .....................................................................      --        --    --       --        --     --
Units Redeemed ...................................................................      --        --    --       --        --     --
                                                                                    ------    ------    --   ------    ------   ----
Net Increase (Decrease) ..........................................................      --        --    --       --        --     --
                                                                                    ------    ------    --   ------    ------   ----
IL Protector - Class A and B 0.80%
Units Issued .....................................................................       2         2    --       --        --     --
Units Redeemed ...................................................................      (1)       --    --       --        --     --
                                                                                    ------    ------    --   ------    ------   ----
Net Increase (Decrease) ..........................................................       1         2    --       --        --     --
                                                                                    ------    ------    --   ------    ------   ----
Survivor 2000 - Class A and B 0.90%
Units Issued .....................................................................      --        --    --       --        --     --
Units Redeemed ...................................................................      --        --    --       --        --     --
                                                                                    ------    ------    --   ------    ------   ----
Net Increase (Decrease) ..........................................................      --        --    --       --        --     --
                                                                                    ------    ------    --   ------    ------   ----
Incentive Life 2000 Sales 1999 and
 after, Survivorship Incentive Life - Class B 0.60%
Units Issued .....................................................................      --        --    --       --        --     --
Units Redeemed ...................................................................      --        --    --       --        --     --
                                                                                    ------    ------    --   ------    ------   ----
Net Increase (Decrease) ..........................................................      --        --    --       --        --     --
                                                                                    ------    ------    --   ------    ------   ----
Survivorship Incentive Life - Class B 0.60%
Units Issued .....................................................................      --        --    --       --        --     --
Units Redeemed ...................................................................      --        --    --       --        --     --
                                                                                    ------    ------    --   ------    ------   ----
Net Increase (Decrease) ..........................................................      --        --    --       --        --     --
                                                                                    ------    ------    --   ------    ------   ----
Accumulator Life - Class B 1.35% (d)
Units Issued .....................................................................      --        --    --       --        --     --
Units Redeemed ...................................................................      --        --    --       --        --     --
                                                                                    ------    ------    --   ------    ------   ----
Net Increase (Decrease) ..........................................................      --        --    --       --        --     --
                                                                                    ------    ------    --   ------    ------   ----
                                                                         EQ/AXP Strategy
                                                                          Aggressive (e)                      EQ/Balanced (h)
                                                                 ----------------------------        ------------------------------
                                                                 2001         2000       1999        2001         2000        1999
                                                                 ----         ----       ----        ----         ----         ----
IL Plus Original Series, IL COLI, Incentive Life COLI - Class A and B 0.00%
Units Issued ............................................          21         --           --         133           41           47
Units Redeemed ..........................................          (7)        --           --         (64)         (32)         (20)
                                                                 ----         ----       ----        ----         ----         ----
Net Increase (Decrease) .................................          14         --           --          69            9           27
                                                                 ----         ----       ----        ----         ----         ----
Incentive Life, Incentive Life 2000,
 Incentive Life Plus, Champion 2000,
 Incentive Life 2000  Sales 1999 and
 after, Survivorship  Incentive Life
 - Class A and B 0.60%
Units Issued ............................................          68           77         --        --           --           --
Units Redeemed ..........................................         (19)         (71)        --        --           --           --
                                                                 ----         ----       ----        ----         ----         ----
Net Increase (Decrease) .................................          49            6         --        --           --           --
                                                                 ----         ----       ----        ----         ----         ----
Incentive Life, Incentive Life 2000,
 Incentive Life Plus, Champion 2000,
 Incentive Life 2000  Sales 1999 and after
 - Class A and B 0.60%
Units Issued ............................................        --           --           --        --           --           --
Units Redeemed ..........................................        --           --           --        --           --           --
                                                                 ----         ----       ----        ----         ----         ----
Net Increase (Decrease) .................................        --           --           --        --           --           --
                                                                 ----         ----       ----        ----         ----         ----
Incentive Life, Incentive Life 2000,
 Incentive Life Plus, Champion 2000
 - Class A and B I 0.60%
Units Issued ............................................        --           --           --         507           90          120
Units Redeemed ..........................................        --           --           --        (193)        (151)        (214)
                                                                 ----         ----       ----        ----         ----         ----
Net Increase (Decrease) .................................        --           --           --         314          (61)         (94)
                                                                 ----         ----       ----        ----         ----         ----
IL Protector - Class A and B 0.80%
Units Issued ............................................        --           --           --           5            1            2
Units Redeemed ..........................................        --           --           --          (1)          (1)          (1)
                                                                 ----         ----       ----        ----         ----         ----
Net Increase (Decrease) .................................        --           --           --           4         --              1
                                                                 ----         ----       ----        ----         ----         ----
Survivor 2000 - Class A and B 0.90%
Units Issued ............................................        --           --           --         101           10           16
Units Redeemed ..........................................        --           --           --         (29)          (5)          (5)
                                                                 ----         ----       ----        ----         ----         ----
Net Increase (Decrease) .................................        --           --           --         (72)          (5)         (11)
                                                                 ----         ----       ----        ----         ----         ----
Incentive Life 2000 Sales 1999 and after,
 Survivorship Incentive Life - Class B 0.60%
Units Issued ............................................        --           --           --         153           48           21
Units Redeemed ..........................................        --           --           --         (33)         (11)          (9)
                                                                 ----         ----       ----        ----         ----         ----
Net Increase (Decrease) .................................        --           --           --         120           37           12
                                                                 ----         ----       ----        ----         ----         ----
Survivorship Incentive Life - Class B 0.60%
Units Issued ............................................        --           --           --        --           --           --
Units Redeemed ..........................................        --           --           --        --           --           --
                                                                 ----         ----       ----        ----         ----         ----
Net Increase (Decrease) .................................        --           --           --        --           --           --
                                                                 ----         ----       ----        ----         ----         ----
Accumulator Life - Class B 1.35% (d)
Units Issued ............................................        --           --           --        --           --           --
Units Redeemed ..........................................        --           --           --        --           --           --
                                                                 ----         ----       ----        ----         ----         ----
Net Increase (Decrease) .................................        --           --           --        --           --           --
                                                                 ----         ----       ----        ----         ----         ----

----------
(a) Units were made available for sale on June 4, 1999.
(b) Units were made available for sale on August 30, 1999.
(c) Units were made available for sale on May 22, 2000.
(d) Units were made available for sale on June 22, 2000.
(e) Units were made available for sale on October 22, 2000.
(f) Units were made available for sale on October 22, 2001.
(g) A substitution of T. Rowe Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See Note 5).
(h) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced, and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(i) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


7. Changes in Units Outstanding (Continued)

Accumulation units issued and redeemed during the periods indicated were (in thousands):



                                                               EQ/Bernstein             EQ/Capital             EQ/Capital
                                                                  Diversified            Guardian             Guardian U.S.
                                                                  Value (g)            Research (b)            Equity (b)
                                                            --------------------  --------------------   ---------------------
                                                            2001     2000   1999  2001    2000    1999   2001    2000    1999
                                                            ----     ----   ----  ----    ----    ----   ----    ----    ----

IL Plus Original Series, IL COLI, Incentive Life COLI -
 Class A and B 0.00%
Units Issued ............................................    188       --    --     34      16      --     18       5       1
Units Redeemed ..........................................    (18)      --    --    (20)     (6)     --    (10)     (2)     --
                                                            ----     ----  ----   ----    ----    ----   ----    ----    ----
Net Increase (Decrease) .................................    170       --    --     14      10      --      8       3       1
                                                            ----     ----  ----   ----    ----    ----   ----    ----    ----
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000,  Incentive Life 2000 Sales 1999 and after,
 Survivorship  Incentive Life - Class A and B 0.60%
Units Redeemed ..........................................    692        6    --    140      18       1     65      14       4
Units Redeemed ..........................................   (175)      (3)   --   (107)     (4)     --     (6)     (3)     --
                                                            ----     ----  ----   ----    ----    ----   ----    ----    ----
Net Increase (Decrease) .................................    517        3    --     33       4       1     59      11       4
                                                            ----     ----  ----   ----    ----    ----   ----    ----    ----
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and
 after - Class A and B 0.60%
Units Issued ............................................     --       --    --     --      --      --     --      --      --
Units Redeemed ..........................................     --       --    --     --      --      --     --      --      --
                                                            ----     ----  ----   ----    ----    ----   ----    ----    ----
Net Increase (Decrease) .................................     --       --    --     --      --      --     --      --      --
                                                            ----     ----  ----   ----    ----    ----   ----    ----    ----
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000 - Class A and B 0.60%
Units Redeemed ..........................................     --       --    --     --      --      --     --      --      --
Units Redeemed ..........................................     --       --    --     --      --      --     --      --      --
                                                            ----     ----  ----   ----    ----    ----   ----    ----    ----
Net Increase (Decrease) .................................     --       --    --     --      --      --     --      --      --
                                                            ----     ----  ----   ----    ----    ----   ----    ----    ----
IL Protector - Class A and B 0.80%
Units Issued ............................................      4       --    --     --      --      --     --      --      --
Units Redeemed ..........................................     --       --    --     --      --      --     --      --      --
                                                            ----     ----  ----   ----    ----    ----   ----    ----    ----
Net Increase (Decrease) .................................      4       --    --     --      --      --     --      --      --
                                                            ----     ----  ----   ----    ----    ----   ----    ----    ----
Survivorship 2000 - Class A and B 0.90%
Units Issued ............................................     64       --    --     --      --      --      2      --      --
Units Redeemed ..........................................     --       --    --     --      --      --     --      --      --
                                                            ----     ----  ----   ----    ----    ----   ----    ----    ----
Net Increase (Decrease) .................................     64       --    --     --      --      --      2      --      --
                                                            ----     ----  ----   ----    ----    ----   ----    ----    ----
Incentive Life 2000 Sales 1999 and after,
 Survivorship Incentive Life - Class B 0.60%
Units Issued ............................................     --       --    --     --      --      --     --      --      --
Units Redeemed ..........................................     --       --    --     --      --      --     --      --      --
                                                            ----     ----  ----   ----    ----    ----   ----    ----    ----
Net Increase (Decrease) .................................     --       --    --     --      --      --     --      --      --
                                                            ----     ----  ----   ----    ----    ----   ----    ----    ----
Survivorship Incentive Life - Class B 0.60%
Units Issued ............................................      5        2    --     --      --      --     --      --      --
Units Redeemed ..........................................     (2)      --    --     --      --      --     --      --      --
                                                            ----     ----  ----   ----    ----    ----   ----    ----    ----
Net Increase (Decrease) .................................      3        2    --     --      --      --     --      --      --
                                                            ----     ----  ----   ----    ----    ----   ----    ----    ----
Accumulator Life - Class B 1.35% (d)
Units Issued ............................................     --       --    --     --      --      --     --      --      --
Units Redeemed ..........................................     --       --    --     --      --      --     --      --      --
                                                            ----     ----  ----   ----    ----    ----   ----    ----    ----
Net Increase (Decrease) .................................     --       --    --     --      --      --     --      --      --
                                                            ----     ----  ----   ----    ----    ----   ----    ----    ----

----------
(a) Units were made available for sale on June 4, 1999.
(b) Units were made available for sale on August 30, 1999.
(c) Units were made available for sale on May 22, 2000.
(d) Units were made available for sale on June 22, 2000.
(e) Units were made available for sale on October 22, 2000.
(f) Units were made available for sale on October 22, 2001.
(g) A substitution of T. Rowe Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See Note 5).
(h) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced, and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(i) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


7. Changes in Units Outstanding (Continued)

    Accumulation units issued and redeemed during the periods indicated were (in thousands):



                                                               EQ/Emerging Markets Equity               EQ/Equity 500 Index (i)
                                                            --------------------------------       --------------------------------
                                                             2001         2000         1999         2001         2000         1999
                                                            ------       ------       ------       ------       ------       ------
IL Plus Original Series, IL COLI,
 Incentive Life COLI 0.00%
Units Issued .........................................         744          146          115          247          249          214
Units Redeemed .......................................        (787)         (90)         (34)        (218)        (160)         (92)
                                                            ------       ------       ------       ------       ------       ------
Net Increase (Decrease) ..............................         (43)          56           81           29           89          122
                                                            ------       ------       ------       ------       ------       ------
Incentive Life, Incentive Life 2000,
 Incentive Life Plus, Champion 2000,
 Incentive Life 2000 Sales 1999 and
 after, Survivorship  Incentive Life
 - Class A and B 0.60%
Units Issued .........................................          --           --           --           --           --           --
Units Redeemed .......................................          --           --           --           --           --           --
                                                            ------       ------       ------       ------       ------       ------
Net Increase (Decrease) ..............................          --           --           --           --           --           --
                                                            ------       ------       ------       ------       ------       ------
Incentive Life, Incentive Life 2000,
 Incentive Life Plus, Champion 2000,
 Incentive Life 2000 Sales 1999 and
 after - Class A and B 0.60%
Units Issued .........................................         265          490          252           --           --           --
Units Redeemed .......................................        (239)        (319)        (118)          --           --           --
                                                            ------       ------       ------       ------       ------       ------
Net Increase (Decrease) ..............................          26           17          134           --           --           --
                                                            ------       ------       ------       ------       ------       ------
Incentive Life, Incentive Life 2000,
Incentive Life Plus, Champion 2000 -
Class A and B 0.60%
Units Issued .........................................          --           --           --        3,046        3,537        4,134
Units Redeemed .......................................          --           --           --       (3,050)      (4,086)      (3,348)
                                                            ------       ------       ------       ------       ------       ------
Net Increase (Decrease) ..............................          --           --           --           (4)        (549)         786
                                                            ------       ------       ------       ------       ------       ------
IL Protector - Class A and B 0.80%
Units Issued .........................................           2            2            1            7            7            9
Units Redeemed .......................................           0           (2)          (1)          (5)          (5)          (4)
                                                            ------       ------       ------       ------       ------       ------
Net Increase (Decrease) ..............................          (2)          --           --            2            2            5
                                                            ------       ------       ------       ------       ------       ------
Survivorship 2000 - Class A and B 0.90%
Units Issued .........................................           5           62           18          126          102           84
Units Redeemed .......................................          (6)         (55)          (9)         (98)         (79)         (38)
                                                            ------       ------       ------       ------       ------       ------
Net Increase (Decrease) ..............................          (1)           7            9           28           23           46
                                                            ------       ------       ------       ------       ------       ------
Incentive Life 2000 Sales 1999 and after,
 Survivorship Incentive Life - Class B 0.60%
Units Issued .........................................          --           --           --          534          428           65
Units Redeemed .......................................          --           --           --         (261)        (177)         (15)
                                                            ------       ------       ------       ------       ------       ------
Net Increase (Decrease) ..............................          --           --           --          273          251           50
                                                            ------       ------       ------       ------       ------       ------
Survivorship Incentive Life - Class B 0.60%
Units Issued .........................................           5            7           --           --           --           --
Units Redeemed .......................................          --           --           --           --           --           --
                                                            ------       ------       ------       ------       ------       ------
Net Increase (Decrease) ..............................           5            7           --           --           --           --
                                                            ------       ------       ------       ------       ------       ------
Accumulator Life - Class B 1.35% (d)
Units Issued .........................................          --           --           --           --           --           --
Units Redeemed .......................................          --           --           --           --           --           --
                                                            ------       ------       ------       ------       ------       ------
Net Increase (Decrease) ..............................          --           --           --           --           --           --
                                                            ------       ------       ------       ------       ------       ------

                                                                      EQ/Evergreen Omega (a)                 EQ/FI Mid Cap (d)
                                                                 -----------------------------        ------------------------------
                                                                 2001          2000       1999        2001         2000         1999
                                                                 ----          ----       ----        ----         ----         ----

IL Plus Original Series, IL COLI,
 Incentive Life COLI 0.00%
Units Issued ............................................           6             7         --          28            4           --
Units Redeemed ..........................................          (2)           (7)        --         (17)          (1)          --
                                                                 ----          ----       ----        ----         ----         ----
Net Increase (Decrease) .................................           4            --         --          11            3           --
                                                                 ----          ----       ----        ----         ----         ----
Incentive Life, Incentive Life 2000,
 Incentive Life Plus, Champion 2000,
 Incentive Life 2000 Sales 1999 and
 after, Survivorship  Incentive Life
 - Class A and B 0.60%
Units Issued ............................................          10             6         --         388           59           --
Units Redeemed ..........................................          (3)           (1)        --        (248)         (48)          --
                                                                 ----          ----       ----        ----         ----         ----
Net Increase (Decrease) .................................           7             5         --         140           11           --
                                                                 ----          ----       ----        ----         ----         ----
Incentive Life, Incentive Life 2000,
 Incentive Life Plus, Champion 2000,
 Incentive Life 2000 Sales 1999 and
 after - Class A and B 0.60%
Units Issued ............................................          --            --         --          --           --           --
Units Redeemed ..........................................          --            --         --          --           --           --
                                                                 ----          ----       ----        ----         ----         ----
Net Increase (Decrease) .................................          --            --         --          --           --           --
                                                                 ----          ----       ----        ----         ----         ----
Incentive Life, Incentive Life 2000,
 Incentive Life Plus, Champion 2000
 - Class A and B 0.60%
Units Issued ............................................          --            --         --          --           --           --
Units Redeemed ..........................................          --            --         --          --           --           --
                                                                 ----          ----       ----        ----         ----         ----
Net Increase (Decrease) .................................          --            --         --          --           --           --
                                                                 ----          ----       ----        ----         ----         ----
IL Protector - Class A and B 0.80%
Units Issued ............................................          --            --         --           1           --           --
Units Redeemed ..........................................          --            --         --          --           --           --
                                                                 ----          ----       ----        ----         ----         ----
Net Increase (Decrease) .................................          --            --         --           1           --           --
                                                                 ----          ----       ----        ----         ----         ----
Survivorship 2000 - Class A and B 0.90%
Units Issued ............................................          --            --         --          10            1           --
Units Redeemed ..........................................          --            --         --          (2)          --           --
                                                                 ----          ----       ----        ----         ----         ----
Net Increase (Decrease) .................................          --            --         --           8            1           --
                                                                 ----          ----       ----        ----         ----         ----
Incentive Life 2000 Sales 1999 and after,
 Survivorship Incentive Life - Class B 0.60%
Units Issued ............................................          --            --         --          --           --           --
Units Redeemed ..........................................          --            --         --          --           --           --
                                                                 ----          ----       ----        ----         ----         ----
Net Increase (Decrease) .................................          --            --         --          --           --           --
                                                                 ----          ----       ----        ----         ----         ----
Survivorship Incentive Life - Class B 0.60%
Units Issued ............................................          --            --         --          --           --           --
Units Redeemed ..........................................          --            --         --          --           --           --
                                                                 ----          ----       ----        ----         ----         ----
Net Increase (Decrease) .................................          --            --         --          --           --           --
                                                                 ----          ----         --        ----         ----         ----
Accumulator Life - Class B 1.35% (d)
Units Issued ............................................          --            --         --          --           --           --
Units Redeemed ..........................................          --            --         --          --           --           --
                                                                 ----          ----       ----        ----         ----         ----
                                                                 ----          ----       ----        ----         ----         ----
Net Increase (Decrease) .................................          --            --         --          --           --           --
                                                                 ----          ----       ----        ----         ----         ----

----------
(a) Units were made available for sale on June 4, 1999.
(b) Units were made available for sale on August 30, 1999.
(c) Units were made available for sale on May 22, 2000.
(d) Units were made available for sale on June 22, 2000.
(e) Units were made available for sale on October 22, 2000.
(f) Units were made available for sale on October 22, 2001.
(g) A substitution of T. Rowe Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See Note 5).
(h) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced, and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(i) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


7.  Changes in Units Outstanding (Continued)

    Accumulation units issued and redeemed during the periods indicated were (in thousands):




                                                              EQ/FI Small/Mid Cap Value (e)            EQ/Janus Large Cap Growth
                                                             ------------------------------         ------------------------------
                                                             2001         2000         1999         2001         2000         1999
                                                             ----         ----         ----         ----         ----         ----
IL Plus Original Series, IL COLI,
 Incentive Life COLI - Class A and B 0.00%
Units Issued ..........................................        74           35           38           61            5           --
Units Redeemed ........................................       (42)         (28)         (34)         (33)          (1)          --
                                                             ----         ----         ----         ----         ----         ----
Net Increase (Decrease) ...............................        32            7            4           28            4           --
                                                             ----         ----         ----         ----         ----         ----
Incentive Life, Incentive Life 2000,
 Incentive Life Plus, Champion 2000,
 Incentive Life 2000 Sales 1999 and
 after, Survivorship  Incentive Life -
 Class A and B 0.60%
Units Issued ..........................................        --           --           --          224           40           --
Units Redeemed ........................................        --           --           --          (87)          (4)          --
                                                             ----         ----         ----         ----         ----         ----
Net Increase (Decrease) ...............................        --           --           --          137           36           --
                                                             ----         ----         ----         ----         ----         ----
Incentive Life, Incentive Life 2000,
 Incentive Life Plus, Champion 2000,
 Incentive Life 2000 Sales 1999 and after
 - Class A and B s0.60%
Units Issued ..........................................        --           --           --           --           --           --
Units Redeemed ........................................        --           --           --           --           --           --
                                                             ----         ----         ----         ----         ----         ----
Net Increase (Decrease) ...............................        --           --           --           --           --           --
                                                             ----         ----         ----         ----         ----         ----
Incentive Life, Incentive Life 2000,
 Incentive Life Plus, Champion 2000
 - Class A and B 0.60%
Units Issued ..........................................       149          100          129           --           --           --
Units Redeemed ........................................      (387)        (109)        (141)          --           --           --
                                                             ----         ----         ----         ----         ----         ----
Net Increase (Decrease) ...............................      (238)          (9)         (12)          --           --           --
                                                             ----         ----         ----         ----         ----         ----
IL Protector - Class A and B 0.80%
Units Issued ..........................................         3            1            2            1           --           --
Units Redeemed ........................................        (1)          (1)          (1)          --           --           --
                                                             ----         ----         ----         ----         ----         ----
Net Increase (Decrease) ...............................         2           --            1            1           --           --
                                                             ----         ----         ----         ----         ----         ----
Survivorship 2000 - Class A and B 0.90%
Units Issued ..........................................        28            7            9            6            2           --
Units Redeemed ........................................        (4)          (5)         (10)          (2)          --           --
                                                             ----         ----         ----         ----         ----         ----
Net Increase (Decrease) ...............................        24            2           (1)           4            2           --
                                                             ----         ----         ----         ----         ----         ----
Incentive Life 2000 Sales 1999 and after,
 Survivorship Incentive Life
 - Class B 0.60%
Units Issued ..........................................       600            2           --           --           --           --
Units Redeemed ........................................       (64)          --           --           --           --           --
                                                             ----         ----         ----         ----         ----         ----
Net Increase (Decrease) ...............................       536            2           --           --           --           --
                                                             ----         ----         ----         ----         ----         ----
Survivorship Incentive Life - Class B 0.60%
Units Issued ..........................................        --           --           --           --           --           --
Units Redeemed ........................................        --           --           --           --           --           --
                                                             ----         ----         ----         ----         ----         ----
Net Increase (Decrease) ...............................        --           --           --           --           --           --
                                                             ----         ----         ----         ----         ----         ----
Accumulator Life - Class B 1.35% (d)
Units Issued ..........................................        --           --           --           --           --           --
Units Redeemed ........................................        --           --           --           --           --           --
                                                             ----         ----         ----         ----         ----         ----
Net Increase (Decrease) ...............................        --           --           --           --           --           --
                                                             ----         ----         ----         ----         ----         ----

----------
(a) Units were made available for sale on June 4, 1999.
(b) Units were made available for sale on August 30, 1999.
(c) Units were made available for sale on May 22, 2000.
(d) Units were made available for sale on June 22, 2000.
(e) Units were made available for sale on October 22, 2000.
(f) Units were made available for sale on October 22, 2001.
(g) A substitution of T. Rowe Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See Note 5).
(h) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced, and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(i) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

Notes to Financial Statements (Concluded)

December 31, 2001


7. Changes in Units Outstanding (Continued)

Accumulation units issued and redeemed during the periods indicated were (in thousands):



                                                            EQ/Marsico           EQ/Mercury Basic             EQ/MFS Emerging
                                                             Focus (f)             Value Equity               Growth Companies
                                                       ------------------- --------------------------    --------------------------
                                                        2001   2000  1999    2001      2000      1999      2001      2000     1999
                                                        ----   ---- -----    ----      ----      ----      ----      ----     ----
IL Plus Original Series, IL COLI,
 Incentive Life COLI - Class A and B 0.00%
Units Issued .......................................       --    --   --       52        58        37       108       120        92
Units Redeemed .....................................       --    --   --      (29)      (27)      (16)      (95)      (72)      (25)
                                                       ------  ---- ----   ------    ------    ------    ------    ------    ------
Net Increase (Decrease) ............................       --    --   --       23        31        21        13        48        67
                                                       ------  ---- ----   ------    ------    ------    ------    ------    ------
Incentive Life, Incentive Life 2000,
 Incentive Life Plus, Champion 2000,
 Incentive Life 2000 Sales 1999 and
 after, Survivorship Incentive Life
 - Class A and B 0.60%
Units Issued .......................................        6    --   --       --        --        --        --        --        --
Units Redeemed .....................................       --    --   --       --        --        --        --        --        --
                                                       ------  ---- ----   ------    ------    ------    ------    ------    ------
Net Increase (Decrease) ............................        6    --   --       --        --        --        --        --        --
                                                       ------  ---- ----   ------    ------    ------    ------    ------    ------
Incentive Life, Incentive Life 2000,
 Incentive Life Plus, Champion 2000,
 Incentive Life 2000 Sales 1999 and after
 - Class A and B 0.60%
Units Issued .......................................       --    --   --      262        73       125     1,557     1,556     1,179
Units Redeemed .....................................       --    --   --      (83)      (60)      (51)   (1,514)   (1,121)     (781)
                                                       ------  ---- ----   ------    ------    ------    ------    ------    ------
Net Increase (Decrease) ............................       --    --   --      179        13        74        43       435       398
                                                       ------  ---- ----   ------    ------    ------    ------    ------    ------
Incentive Life, Incentive Life 2000,
 Incentive Life Plus, Champion 2000
 - Class A and B 0.60%
Units Issued .......................................       --    --   --       --        --        --        --        --        --
Units Redeemed .....................................       --    --   --       --        --        --        --        --        --
                                                       ------  ---- ----   ------    ------    ------    ------    ------    ------
Net Increase (Decrease) ............................       --    --   --       --        --        --        --        --        --
                                                       ------  ---- ----   ------    ------    ------    ------    ------    ------
IL Protector - Class A and B 0.80%
Units Issued .......................................       --    --   --        2         1         1         4         4         4
Units Redeemed .....................................       --    --   --       (1)       (1)       (1)       (2)       (2)       (1)
                                                       ------  ---- ----   ------    ------    ------    ------    ------    ------
Net Increase (Decrease) ............................       --    --   --        1        --        --         2         2         3
                                                       ------  ---- ----   ------    ------    ------    ------    ------    ------
Survivorship 2000 - Class A and B 0.90%
Units Issued .......................................        1    --   --       25        11        11        55        36        47
Units Redeemed .....................................       --    --   --       (6)       (4)       (4)      (55)      (13)      (16)
                                                       ------    --   --   ------    ------    ------    ------    ------    ------
Net Increase (Decrease) ............................        1    --   --       19         7         7        --        23        31
                                                       ------  ---- ----   ------    ------    ------    ------    ------    ------
Incentive Life 2000 Sales 1999 and after,
 Survivorship Incentive Life - Class B 0.60%
Units Issued .......................................       --    --   --       --        --        --        --        --        --
Units Redeemed .....................................       --    --   --       --        --        --        --        --        --
                                                       ------  ---- ----   ------    ------    ------    ------    ------    ------
Net Increase (Decrease) ............................       --    --   --       --        --        --        --        --        --
                                                       ------  ---- ----   ------    ------    ------    ------    ------    ------
Survivorship Incentive Life - Class B 0.60%
Units Issued .......................................       --    --   --       67        24         7       131        79        19
Units Redeemed .....................................       --    --   --      (54)      (19)       (5)      (99)      (40)      (16)
                                                       ------  ---- ----   ------    ------    ------    ------    ------    ------
Net Increase (Decrease) ............................       --    --   --       13         5         2        32        39         3
                                                       ------  ---- ----   ------    ------    ------    ------    ------    ------
Accumulator Life 1.35% - Class B (d)
Units Issued .......................................       --    --   --       --        --        --        --        --        --
Units Redeemed .....................................       --    --   --       --        --        --        --        --        --
                                                       ------  ---- ----   ------    ------    ------    ------    ------    ------
Net Increase (Decrease) ............................       --    --   --       --        --        --        --        --        --
                                                       ------  ---- ----   ------    ------    ------    ------    ------    ------

----------
(a) Units were made available for sale on June 4, 1999.
(b) Units were made available for sale on August 30, 1999.
(c) Units were made available for sale on May 22, 2000.
(d) Units were made available for sale on June 22, 2000.
(e) Units were made available for sale on October 22, 2000.
(f) Units were made available for sale on October 22, 2001.
(g) A substitution of T. Rowe Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See Note 5).
(h) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced, and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(i) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


7.  Changes in Units Outstanding (Continued)

    Accumulation units issued and redeemed during the periods indicated were (in thousands):



                                                                EQ/MFS Investors Trust (a)              EQ/MFS Research
                                                            --------------------------------       --------------------------------
                                                             2001         2000         1999         2001        2000          1999
                                                            ------       ------       ------       ------       ------       ------
IL Plus Original Series, IL COLI,
 Incentive Life COLI
 - Class A and B 0.00%
Units Issued .........................................           4            6            1           67           60           35
Units Redeemed .......................................          (2)          (3)          --          (57)         (29)         (14)
                                                            ------       ------       ------       ------       ------       ------
Net Increase (Decrease) ..............................           2            3            1           10           31           21
                                                            ------       ------       ------       ------       ------       ------
 Incentive Life, Incentive Life 2000,
 Incentive Life Plus, Champion 2000,
 Incentive Life 2000 Sales 1999 and \
 after, Survivorship Incentive  Life
 - Class A and B 0.60%
Units Issued .........................................          34           16            4           --           --           --
Units Redeemed .......................................         (10)          (2)          (1)          --           --           --
                                                            ------       ------       ------       ------       ------       ------
Net Increase (Decrease) ..............................          24           14            3           --           --           --
                                                            ------       ------       ------       ------       ------       ------
Incentive Life, Incentive Life 2000,
 Incentive Life Plus, Champion 2000,
 Incentive Life 2000 Sales 1999 and
 after, Survivorship Incentive  Life
 - Class A and B 0.60%
Units Issued .........................................          --           --           --        1,144          978          127
Units Redeemed .......................................          --           --           --       (1,116)        (893)         (77)
                                                            ------       ------       ------       ------       ------       ------
Net Increase (Decrease) ..............................          --           --           --           28           85           50
                                                            ------       ------       ------       ------       ------       ------
Incentive Life, Incentive Life 2000,
 Incentive Life Plus, Champion 2000,
 Incentive Life 2000 Sales 1999 and
 after, Survivorship Incentive  Life
 - Class A and B 0.60%
Units Issued .........................................          --           --           --           --           --           --
Units Redeemed .......................................          --           --           --           --           --           --
                                                            ------       ------       ------       ------       ------       ------
Net Increase (Decrease) ..............................          --           --           --           --           --           --
                                                            ------       ------       ------       ------       ------       ------
IL Protector - Class A and B 0.80%
Units Issued .........................................          --           --           --            2            2            2
Units Redeemed .......................................          --           --           --           (1)          (1)          (1)
                                                            ------       ------       ------       ------       ------       ------
Net Increase (Decrease) ..............................          --           --           --            1            1            1
                                                            ------       ------       ------       ------       ------       ------
Survivorship 2000 - Class A and B 0.90%
Units Issued .........................................           1            1           --           29           15           26
Units Redeemed .......................................          (1)          --           --          (31)          (7)         (18)
                                                            ------       ------       ------       ------       ------       ------
Net Increase (Decrease) ..............................          --            1           --           (2)           8            8
                                                            ------       ------       ------       ------       ------       ------
Incentive Life 2000 Sales 1999 and after,
 Survivorship Incentive Life - Class B 0.60%
Units Issued .........................................          --           --           --           --           --           --
Units Redeemed .......................................          --           --           --           --           --           --
                                                            ------       ------       ------       ------       ------       ------
Net Increase (Decrease) ..............................          --           --           --           --           --           --
                                                            ------       ------       ------       ------       ------       ------
Survivorship Incentive Life Class B 0.60%
Units Issued .........................................          --           11            1          101           42            1
Units Redeemed .......................................          --           (2)          --          (94)         (33)          --
                                                            ------       ------       ------       ------       ------       ------
Net Increase (Decrease) ..............................          --            9            1            7            9            1
                                                            ------       ------       ------       ------       ------       ------
Accumulator Life Class B 1.35% (d)
Units Issued .........................................          --           --           --           --           --           --
Units Redeemed .......................................          --           --           --           --           --           --
                                                            ------       ------       ------       ------       ------       ------
Net Increase (Decrease) ..............................          --           --           --           --           --           --
                                                            ------       ------       ------       ------       ------       ------



                                                             EQ/Putnam Growth
                                                               & Income Value
                                                          ---------------------
                                                          2001     2000     1999
                                                          ----     ----     ----
IL Plus Original Series, IL COLI,
Incentive Life COLI - Class A and B 0.00%
Units Issued ........................................      22       26       22
Units Redeemed ......................................     (16)     (18)     (10)
                                                          ---      ---      ---
Net Increase (Decrease) .............................       6        8       12
                                                          ---      ---      ---
Incentive Life, Incentive Life 2000,
 Incentive Life Plus, Champion 2000,
 Incentive Life 2000 Sales 1999 and after,
 Survivorship Incentive
 Life - Class A and B 0.60%
Units Issued ........................................      --       --       --
Units Redeemed ......................................      --       --       --
                                                          ---      ---      ---
Net Increase (Decrease) .............................      --       --       --
                                                          ---      ---      ---
Incentive Life, Incentive Life 2000,
 Incentive Life Plus, Champion 2000,
 Incentive Life 2000 Sales 1999 and after,
 Survivorship Incentive  Life
 - Class A and B 0.60%
Units Issued ........................................      45       41       66
Units Redeemed ......................................      (9)     (45)     (38)
                                                          ---      ---      ---
Net Increase (Decrease) .............................      36       (4)      28
                                                          ---      ---      ---
Incentive Life, Incentive Life 2000,
 Incentive Life Plus, Champion 2000,
 Incentive Life 2000 Sales 1999 and after,
 Survivorship Incentive
 Life - Class A and B 0.60%
Units Issued ........................................      --       --       --
Units Redeemed ......................................      --       --       --
                                                          ---      ---      ---
Net Increase (Decrease) .............................      --       --       --
                                                          ---      ---      ---
IL Protector - Class A and B 0.80%
Units Issued ........................................       1        1        1
Units Redeemed ......................................      (1)      (1)      --
                                                          ---      ---      ---
Net Increase (Decrease) .............................      --       --        1
                                                          ---      ---      ---
Survivorship 2000 - Class A and B 0.90%
Units Issued ........................................       4        6        7
Units Redeemed ......................................      (2)      (6)      (3)
                                                          ---      ---      ---
Net Increase (Decrease) .............................       2       --        4
                                                          ---      ---      ---
Incentive Life 2000 Sales 1999 and after,
 Survivorship Incentive Life - Class B 0.60%
Units Issued ........................................      --       --       --
Units Redeemed ......................................      --       --       --
                                                          ---      ---      ---
Net Increase (Decrease) .............................      --       --       --
                                                          ---      ---      ---
Survivorship Incentive Life Class B 0.60%
Units Issued ........................................      35       16        1
Units Redeemed ......................................     (27)      (9)      --
                                                          ---      ---      ---
Net Increase (Decrease) .............................       8        7        1
                                                          ---      ---      ---
Accumulator Life Class B 1.35% (d)
Units Issued ........................................      --       --       --
Units Redeemed ......................................      --       --       --
                                                          ---      ---      ---
Net Increase (Decrease) .............................      --       --       --
                                                          ---      ---      ---

----------
(a) Units were made available for sale on June 4, 1999.
(b) Units were made available for sale on August 30, 1999.
(c) Units were made available for sale on May 22, 2000.
(d) Units were made available for sale on June 22, 2000.
(e) Units were made available for sale on October 22, 2000.
(f) Units were made available for sale on October 22, 2001.
(g) A substitution of T. Rowe Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See Note 5).
(h) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced, and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(i) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


7.  Changes in Units Outstanding (Concluded)

    Accumulation units issued and redeemed during the periods indicated were (in thousands):



                                                                                          EQ/T. Rowe Price International Stock
                                                                                     ----------------------------------------------
                                                                                      2001                2000                1999
                                                                                     ------              ------              ------
IL Plus Original Series, IL COLI,
Incentive Life COLI - Class A and B 0.00%
Units Issued ...........................................................                462                  51                  56
Units Redeemed .........................................................               (448)                (30)                (22)
                                                                                     ------              ------              ------
Net Increase (Decrease) ................................................                 14                  21                  34
                                                                                     ------              ------              ------
Incentive Life, Incentive Life 2000,
 Incentive Life Plus, Champion 2000,
 Incentive Life 2000 Sales 1999 and
 after Survivorship  Incentive Life
 - Class A and B 0.60%
Units Issued ...........................................................                 --                  --                  --
Units Redeemed .........................................................                 --                  --                  --
                                                                                     ------              ------              ------
Net Increase (Decrease) ................................................                 --                  --                  --
                                                                                     ------              ------              ------
Incentive Life, Incentive Life 2000,
 Incentive Life Plus, Champion 2000,
 Incentive Life 2000 Sales 1999 and
 after - Class A and B 0.60%
Units Issued ...........................................................                235               2,286               1,035
Units Redeemed .........................................................               (174)             (2,204)               (989)
                                                                                     ------              ------              ------
Net Increase (Decrease) ................................................                 61                  82                  46
                                                                                     ------              ------              ------
Incentive Life, Incentive Life 2000,
 Incentive Life Plus, Champion 2000
 - Class A and B 0.60%
Units Issued ...........................................................                 --                  --                  --
Units Redeemed .........................................................                 --                  --                  --
                                                                                     ------              ------              ------
Net Increase (Decrease) ................................................                 --                  --                  --
                                                                                     ------              ------              ------
IL Protector - Class A and B 0.80%
Units Issued ...........................................................                  1                   1                   1
Units Redeemed .........................................................                 (1)                 (1)                 --
                                                                                     ------              ------              ------
Net Increase (Decrease) ................................................                 --                  --                   1
                                                                                     ------              ------              ------
Survivorship - Class A and B 2000 0.90%
Units Issued ...........................................................                 47                 103                  52
Units Redeemed .........................................................                (38)                (93)                (45)
                                                                                     ------              ------              ------
Net Increase (Decrease) ................................................                  9                  10                   7
                                                                                     ------              ------              ------
Incentive Life 2000 Sales 1999 and after,
 Survivorship Incentive Life - Class B 0.60%
Units Issued ...........................................................                 --                  --                  --
Units Redeemed .........................................................                 --                  --                  --
                                                                                     ------              ------              ------
Net Increase (Decrease) ................................................                 --                  --                  --
                                                                                     ------              ------              ------
Survivorship Incentive Life - Class B 0.60%
Units Issued ...........................................................                 49                  39                   1
Units Redeemed .........................................................                (42)                (31)                 --
                                                                                     ------              ------              ------
Net Increase (Decrease) ................................................                  7                   8                   1
                                                                                     ------              ------              ------
Accumulator Life - Class B 1.35% (d)
Units Issued ...........................................................                 --                  --                  --
Units Redeemed .........................................................                 --                  --                  --
                                                                                     ------              ------              ------
Net Increase (Decrease) ................................................                 --                  --                  --
                                                                                     ------              ------              ------

----------
(a) Units were made available for sale on June 4, 1999.
(b) Units were made available for sale on August 30, 1999.
(c) Units were made available for sale on May 22, 2000.
(d) Units were made available for sale on June 22, 2000.
(e) Units were made available for sale on October 22, 2000.
(f) Units were made available for sale on October 22, 2001.
(g) A substitution of T. Rowe Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See Note 5).
(h) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced, and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(i) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


8.  Accumulation Unit Values


    Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units.


                                                                                  Years Ended December 31,
                                                             -------------------------------------------------------------------
                                                                  2001          2000         1999          1998         1997
                                                             ------------- ------------- ------------ ------------- ------------
EQ/Aggressive Stock
-------------------
IL Plus Original Series, IL COLI, Incentive Life COLI -
Class A 0.00%
 Unit Value, end of period .................................   $ 139.88      $ 186.45      $ 214.65     $ 180.62      $ 180.10
 Net Assets (000's) ........................................   $ 48,818      $ 67,681      $ 74,913     $ 57,618      $ 44,485
 Number of units outstanding, end of period (000's) ........        349           363           349          319           247
 Total Return ..............................................     (24.98)%      (13.13)%       18.84%        0.29%        10.94%
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000 - Class A 0.60%
 Unit Value, end of period .................................   $ 585.07      $ 784.63      $ 908.70     $ 769.26      $ 771.69
 Net Assets (000's) ........................................   $503,745      $718,721      $928,691     $871,572      $875,868
 Number of units outstanding, end of period (000's) ........        861           916         1,022        1,133         1,135
 Total Return ..............................................     (25.43)%      (13.65)%       18.13%       (0.31)%       10.14%
IL Protector - Class A 0.80%
 Unit Value, end of period .................................   $  87.81      $ 118.01      $ 136.94     $ 116.16      $ 116.76
 Net Assets (000's) ........................................   $  2,546      $  3,068      $  3,287     $  2,323      $  1,401
 Number of units outstanding, end of period (000's) ........         29            26            24           20            12
 Total Return ..............................................     (25.59)%     (13.83)%       17.83%       (0.52)%        9.92%
Survivorship 2000 - Class A 0.90%
 Unit Value, end of period .................................   $ 159.24      $ 214.20      $ 248.82     $ 211.28      $ 212.58
 Net Assets (000's) ........................................   $ 25,956      $ 34,486      $ 41,802     $ 37,185      $ 31,462
 Number of units outstanding, end of period (000's) ........        163           161           168          176           148
 Total Return ..............................................    (25.66)%      (13.91)%       17.77%       (0.62)%        9.81%
Incentive Life 2000 Sales 1999 and after,
Survivorship Incentive Life - Class B 0.60% (c)
 Unit Value, end of period .................................   $  72.23      $  97.12      $ 112.75           --            --
 Net Assets (000's) ........................................   $  7,512      $  4,953      $  1,579           --            --
 Number of units outstanding, end of period (000's) ........        104            51            14           --            --
 Total Return ..............................................     (25.63)%      (13.86)%       17.83%          --            --
Accumulator Life - Class B 1.35% (f)
 Unit Value, end of period .................................   $  70.78      $  95.89            --           --            --
 Net Assets (000's) ........................................         --            --            --           --            --
 Number of units outstanding, end of period (000's) ........         --            --            --           --            --
 Total Return ..............................................     (26.19)%      (19.49)%          --           --            --

----------
(a)  Units were made available for sale on May 1, 1997.
(b)  Units were made available for sale on August 20, 1997.
(c)  Units were made available for sale on June 4, 1999.
(d)  Units were made available for sale on August 30, 1999.
(e)  Units were made available for sale on May 22, 2000.
(f)  Units were made available for sale on June 22, 2000.
(g)  Units were made available for sale on October 22, 2000.
(h)  Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See
     Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l)  Units were made available for sale on August 1, 1997.
(m)  Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


8.  Accumulation Unit Values (Continued)


    Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units.


                                                                Years Ended December 31,
                                                             -------------------------------
                                                                   2001            2000
                                                             --------------- ---------------
EQ/Alliance Common Stock
------------------------
IL Plus Original Series, IL COLI, Incentive Life COLI -
Class A 0.00%
 Unit Value, end of period .................................    $  266.27       $  297.57
 Net Assets (000's) ........................................    $ 186,389       $ 199,074
 Number of units outstanding, end of period (000's) ........          700             669
 Total Return ..............................................      (10.52)%        (14.03)%
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000 - Class A 0.60%
 Unit Value, end of period .................................    $  735.40       $  826.84
 Net Assets (000's) ........................................    $2,122,364      $2,511,940
 Number of units outstanding, end of period (000's) ........        2,886           3,038
 Total Return ..............................................     (11.06)%        (14.54)%
IL Protector - Class A 0.80%
 Unit Value, end of period .................................    $  181.64       $  204.64
 Net Assets (000's) ........................................    $  11,443       $  11,460
 Number of units outstanding, end of period (000's) ........           63              56
 Total Return ..............................................       (11.24)%        (14.72)%
Survivorship 2000 - Class A 0.90%
 Unit Value, end of period .................................    $  313.16       $  353.18
 Net Assets (000's) ........................................    $ 147,812       $ 162,816
 Number of units outstanding, end of period (000's) ........          472             461
 Total Return ..............................................       (11.33)%        (14.80)%
Incentive Life 2000 Sales 1999 and after,
Survivorship Incentive Life - Class B 0.60% (c)
 Unit Value, end of period .................................    $  101.14       $  114.00
 Net Assets (000's) ........................................    $ 106,703       $  64,410
 Number of units outstanding, end of period (000's) ........        1,055             565
 Total Return ..............................................       (11.28)%        (14.75)%
Accumulator Life - Class B 1.35% (f)
 Unit Value, end of period .................................    $   82.58       $   93.79
 Net Assets (000's) ........................................           --              --
 Number of units outstanding, end of period (000's) ........           --              --
 Total Return ..............................................       (11.95)%        (15.40)%



                                                                       Years Ended December 31,
                                                             --------------------------------------------
                                                                  1999           1998           1997
                                                             -------------- -------------- --------------
IL Plus Original Series, IL COLI, Incentive Life COLI -
Class A 0.00%
 Unit Value, end of period .................................   $   346.14     $   276.49     $   213.70
 Net Assets (000's) ........................................   $  218,414     $  147,922     $   89,113
 Number of units outstanding, end of period (000's) ........          631            535            417
 Total Return ..............................................        25.19%         29.38%         29.40%
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000 - Class A 0.60%
 Unit Value, end of period .................................   $   967.57     $   777.53     $   604.57
 Net Assets (000's) ........................................   $3,350,695     $2,657,598     $2,021,682
 Number of units outstanding, end of period (000's) ........        3,463          3,418          3,344
 Total Return ..............................................        24.44%         28.61%         28.44%
IL Protector - Class A 0.80%
 Unit Value, end of period .................................   $   239.96     $   193.22     $   150.54
 Net Assets (000's) ........................................   $   11,518     $    6,569     $    2,860
 Number of units outstanding, end of period (000's) ........           48             34             19
 Total Return ..............................................        24.19%         28.35%         28.18%
Survivorship 2000 - Class A 0.90%
 Unit Value, end of period .................................   $   414.53     $   334.12     $   260.58
 Net Assets (000's) ........................................   $  175,346     $  121,620     $   76,350
 Number of units outstanding, end of period (000's) ........          423            364            293
 Total Return ..............................................        24.07%         28.22%         28.06%
Incentive Life 2000 Sales 1999 and after,
Survivorship Incentive Life - Class B 0.60% (c)
 Unit Value, end of period .................................   $   133.73             --             --
 Net Assets (000's) ........................................   $   12,838             --             --
 Number of units outstanding, end of period (000's) ........           96             --             --
 Total Return ..............................................        24.13%            --             --
Accumulator Life - Class B 1.35% (f)
 Unit Value, end of period .................................           --             --             --
 Net Assets (000's) ........................................           --             --             --
 Number of units outstanding, end of period (000's) ........           --             --             --
 Total Return ..............................................           --             --             --

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


8.  Accumulation Unit Values (Continued)


    Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units.


                                                                                  Years Ended December 31,
                                                             ------------------------------------------------------------------
                                                                  2001          2000         1999         1998         1997
                                                             ------------- ------------- ------------ ------------ ------------
EQ/Alliance Global
------------------
IL Plus Original Series, IL COLI, Incentive Life COLI -
Class A 0.00%
 Unit Value, end of period .................................   $ 167.44      $ 209.44      $ 257.49     $ 185.88     $ 152.61
 Net Assets (000's) ........................................   $ 35,497      $ 43,773      $ 45,318     $ 26,209     $ 17,550
 Number of units outstanding, end of period (000's) ........        212           209           176          141          115
 Total Return ..............................................     (20.05)%      (18.66)%       38.52%       21.80%       11.66%
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000 - Class A 0.60%
 Unit Value, end of period .................................   $ 316.53      $ 398.33      $ 492.66     $ 357.79     $ 295.53
 Net Assets (000's) ........................................   $379,836      $507,871      $629,619     $465,485     $388,326
 Number of units outstanding, end of period (000's) ........      1,200         1,275         1,278        1,301        1,314
 Total Return ..............................................     (20.54)%      (19.15)%       37.70%       21.07%       10.88%
IL Protector - Class A 0.80%
 Unit Value, end of period .................................   $ 125.54      $ 158.30      $ 196.19     $ 142.77     $ 118.16
 Net Assets (000's) ........................................   $  1,255      $  1,266      $  1,373     $    714     $    354
 Number of units outstanding, end of period (000's) ........         10             8             7            5            3
 Total Return ..............................................     (20.70)%      (19.31)%       37.42%       20.83%       10.65%
Survivorship 2000 - Class A 0.90%
 Unit Value, end of period .................................   $ 223.25      $ 281.80      $ 349.58     $ 254.65     $ 210.97
 Net Assets (000's) ........................................   $ 31,925      $ 39,734      $ 46,145     $ 32,086     $ 22,996
 Number of units outstanding, end of period (000's) ........        143           141           132          126          109
 Total Return ..............................................     (20.78)%      (19.39)%       37.28%       20.70%       10.54%
Incentive Life 2000 Sales 1999 and after,
Survivorship Incentive Life - Class B 0.60% (c)
 Unit Value, end of period .................................   $  81.33      $ 102.62      $ 127.23           --           --
 Net Assets (000's) ........................................   $ 18,706      $ 12,314      $  1,527           --           --
 Number of units outstanding, end of period (000's) ........        230           120            12           --           --
 Total Return ..............................................     (20.74)%      (19.35)%       27.23%          --           --
Accumulator Life - Class B 1.35% (f)
 Unit Value, end of period .................................   $  75.15      $  95.54            --           --           --
 Net Assets (000's) ........................................         --            --            --           --           --
 Number of units outstanding, end of period (000's) ........         --            --            --           --           --
 Total Return ..............................................     (21.34)%      (19.95)%          --           --           --

----------
(a)  Units were made available for sale on May 1, 1997.
(b)  Units were made available for sale on August 20, 1997.
(c)  Units were made available for sale on June 4, 1999.
(d)  Units were made available for sale on August 30, 1999.
(e)  Units were made available for sale on May 22, 2000.
(f)  Units were made available for sale on June 22, 2000.
(g)  Units were made available for sale on October 22, 2000.
(h)  Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See
     Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l)  Units were made available for sale on August 1, 1997.
(m)  Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


8.  Accumulation Unit Values (Continued)


    Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units.


                                                                                 Years Ended December 31,
                                                             -----------------------------------------------------------------
                                                                  2001         2000         1999         1998         1997
                                                             ------------- ------------ ------------ ------------ ------------
EQ/Alliance Growth and Income
-----------------------------
IL Plus Original Series, IL COLI, Incentive Life COLI -
Class A 0.00%
 Unit Value, end of period .................................   $ 292.03      $ 295.84     $ 271.53     $ 228.82    $ 189.32
 Net Assets (000's) ........................................   $ 50,521      $ 43,784     $ 32,584     $ 17,162    $  8,141
 Number of units outstanding, end of period (000's) ........        173           148          120           75          43
 Total Return ..............................................      (1.29)%        8.95%       18.66%       20.86%      26.90%
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000 - Class A 0.60%
 Unit Value, end of period .................................   $ 274.91      $ 280.19     $ 258.71     $ 219.33    $ 182.57
 Net Assets (000's) ........................................   $247,419      $203,138     $172,301     $119,754    $ 72,298
 Number of units outstanding, end of period (000's) ........        900           725          666          546         396
 Total Return ..............................................      (1.88)%        8.30%       17.95%       20.14%      25.99%
IL Protector - Class A 0.80%
 Unit Value, end of period .................................   $ 217.17      $ 221.79     $ 205.20     $ 174.32    $ 145.39
 Net Assets (000's) ........................................   $  2,823      $  2,440     $  1,847     $  1,046    $    291
 Number of units outstanding, end of period (000's) ........         13            11            9            6           2
 Total Return ..............................................      (2.08)%        8.09%       17.71%       19.90%      25.74%
Survivorship 2000 - Class A 0.90%
 Unit Value, end of period .................................   $ 268.14      $ 274.12     $ 253.86     $ 215.88    $ 180.24
 Net Assets (000's) ........................................   $ 31,372      $ 26,864     $ 21,832     $ 12,953    $  6,849
 Number of units outstanding, end of period (000's) ........        117            98           86           60          38
 Total Return ..............................................      (2.18)%        7.98%       17.60%       19.78%      25.61%
Incentive Life 2000 Sales 1999 and after,
Survivorship Incentive Life - Class B 0.60% (c)
 Unit Value, end of period .................................   $ 112.42      $ 114.87     $ 106.33           --           --
 Net Assets (000's) ........................................   $ 48,453      $ 18,149     $  3,190           --           --
 Number of units outstanding, end of period (000's) ........        431           158           30           --           --
 Total Return ..............................................      (2.13)%        8.03%        6.33%          --           --
Accumulator Life - Class B 1.35% (f)
 Unit Value, end of period .................................   $ 108.00      $ 111.21           --           --           --
 Net Assets (000's) ........................................         --            --           --           --           --
 Number of units outstanding, end of period (000's) ........         --            --           --           --           --
 Total Return ..............................................      (2.88)%        7.22%          --           --           --

----------
(a)  Units were made available for sale on May 1, 1997.
(b)  Units were made available for sale on August 20, 1997.
(c)  Units were made available for sale on June 4, 1999.
(d)  Units were made available for sale on August 30, 1999.
(e)  Units were made available for sale on May 22, 2000.
(f)  Units were made available for sale on June 22, 2000.
(g)  Units were made available for sale on October 22, 2000.
(h)  Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See
     Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l)  Units were made available for sale on August 1, 1997.
(m)  Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


8.  Accumulation Unit Values (Continued)


    Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units.


                                                                                   Years Ended December 31,
                                                             --------------------------------------------------------------------
                                                                  2001          2000          1999          1998         1997
                                                             ------------- ------------- -------------- ------------ ------------
EQ/Alliance Growth Investors
----------------------------
IL Plus Original Series, IL COLI, Incentive Life COLI -
Class A 0.00%
 Unit Value, end of period .................................   $ 205.64      $ 234.79      $   251.67     $ 198.82     $ 166.89
 Net Assets (000's) ........................................   $ 62,309      $ 72,315      $   73,739     $ 55,670     $ 39,553
 Number of units outstanding, end of period (000's) ........        303           308             293          280          237
 Total Return ..............................................     (12.41)%       (6.71)%         26.58%       19.13%       16.87%
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000 - Class A 0.60%
 Unit Value, end of period .................................   $ 381.66      $ 438.42      $   472.76     $ 375.73     $ 317.30
 Net Assets (000's) ........................................   $785,456      $958,386      $1,054,728     $859,295     $734,867
 Number of units outstanding, end of period (000's) ........      2,058         2,186           2,231        2,287        2,316
 Total Return ..............................................     (12.95)%       (7.26)%         25.82%       18.41%       16.07%
IL Protector - Class A 0.80%
 Unit Value, end of period .................................   $ 151.18      $ 174.02      $   188.03     $ 149.74     $ 126.71
 Net Assets (000's) ........................................   $  2,268      $  2,262      $    2,068     $  1,198     $    507
 Number of units outstanding, end of period (000's) ........         15            13              11            8            4
 Total Return ..............................................     (13.12)%       (7.45)%         25.57%       18.18%       15.84%
Survivorship 2000 - Class A 0.90%
 Unit Value, end of period .................................   $ 224.49      $ 258.65      $   279.75     $ 223.01     $ 188.90
 Net Assets (000's) ........................................   $ 68,245      $ 79,147      $   81,687     $ 60,659     $ 46,658
 Number of units outstanding, end of period (000's) ........        304           306             292          272          247
 Total Return ..............................................     (13.21)%       (7.54)%         25.44%       18.06%       15.72%
Incentive Life 2000 Sales 1999 and after,
Survivorship Incentive Life - Class B 0.60% (c)
 Unit Value, end of period .................................   $  92.68      $ 106.72      $   115.36           --           --
 Net Assets (000's) ........................................   $ 23,448      $ 13,980      $    3,115           --           --
 Number of units outstanding, end of period (000's) ........        253           131              27           --           --
 Total Return ..............................................      (3.15)%       (7.49)%         15.36%          --           --
Accumulator Life - Class B 1.35% (f)
 Unit Value, end of period .................................   $  88.73      $ 102.96              --           --           --
 Net Assets (000's) ........................................         --            --              --           --           --
 Number of units outstanding, end of period (000's) ........         --            --              --           --           --
 Total Return ..............................................     (13.82)%       (8.19)%            --           --           --

----------
(a)  Units were made available for sale on May 1, 1997.
(b)  Units were made available for sale on August 20, 1997.
(c)  Units were made available for sale on June 4, 1999.
(d)  Units were made available for sale on August 30, 1999.
(e)  Units were made available for sale on May 22, 2000.
(f)  Units were made available for sale on June 22, 2000.
(g)  Units were made available for sale on October 22, 2000.
(h)  Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See
     Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l)  Units were made available for sale on August 1, 1997.
(m)  Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


8.  Accumulation Unit Values (Continued)


    Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units.


                                                                                  Years Ended December 31,
                                                             ------------------------------------------------------------------
                                                                 2001         2000          1999          1998         1997
                                                             ------------ ------------ ------------- ------------- ------------
EQ/Alliance High Yield
----------------------
IL Plus Original Series, IL COLI, Incentive Life COLI -
Class A 0.00%
 Unit Value, end of period .................................   $ 147.62     $ 146.24     $ 160.08      $ 165.63      $ 174.63
 Net Assets (000's) ........................................   $ 18,305     $ 19,011     $ 20,810      $ 19,213      $ 10,478
 Number of units outstanding, end of period (000's) ........        124          130          130           116            60
 Total Return ..............................................       0.95%       (8.65)%      (3.35)%       (5.15)%       18.47%
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000 - Class A 0.60%
 Unit Value, end of period .................................   $ 269.48     $ 268.57     $ 295.76      $ 307.87      $ 326.55
 Net Assets (000's) ........................................   $ 89,737     $ 92,120     $118,304      $140,081      $143,682
 Number of units outstanding, end of period (000's) ........        333          343          400           455           440
 Total Return ..............................................       0.34%       (9.19)%      (3.93)%       (5.72)%       17.76%
IL Protector - Class A 0.80%
 Unit Value, end of period .................................   $ 109.58     $ 109.43     $ 120.75      $ 125.95      $ 133.86
 Net Assets (000's) ........................................   $    657     $    657     $    604      $    630      $    268
 Number of units outstanding, end of period (000's) ........          6            6            5             5             2
 Total Return ..............................................       0.14%       (9.38)%      (4.13)%       (5.91)%       17.52%
Survivorship 2000 - Class A 0.90%
 Unit Value, end of period .................................   $ 165.31     $ 165.25     $ 182.53      $ 190.58      $ 202.75
 Net Assets (000's) ........................................   $  7,439     $  7,602     $  8,761      $  8,957      $  6,691
 Number of units outstanding, end of period (000's) ........         45           46           48            47            33
 Total Return ..............................................       0.03%       (9.47)%      (4.22)%       (6.00)%       17.40%
Incentive Life 2000 Sales 1999 and after,
Survivorship Incentive Life - Class B 0.60% (c)
 Unit Value, end of period .................................   $  77.70     $  77.64     $  85.73            --            --
 Net Assets (000's) ........................................   $  4,740     $  1,863     $    257            --            --
 Number of units outstanding, end of period (000's) ........         61           24            3            --            --
 Total Return ..............................................       0.08%       (9.44)%      (4.16)%          --            --
Accumulator Life - Class B 1.35% (f)
 Unit Value, end of period .................................   $  88.55     $  89.16           --            --            --
 Net Assets (000's) ........................................         --           --           --            --            --
 Number of units outstanding, end of period (000's) ........         --           --           --            --            --
 Total Return ..............................................      (0.68)%     (10.12)%         --            --            --

----------
(a)  Units were made available for sale on May 1, 1997.
(b)  Units were made available for sale on August 20, 1997.
(c)  Units were made available for sale on June 4, 1999.
(d)  Units were made available for sale on August 30, 1999.
(e)  Units were made available for sale on May 22, 2000.
(f)  Units were made available for sale on June 22, 2000.
(g)  Units were made available for sale on October 22, 2000.
(h)  Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See
     Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l)  Units were made available for sale on August 1, 1997.
(m)  Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


8.  Accumulation Unit Values (Continued)


    Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units.


                                                                                 Years Ended December 31,
                                                             -----------------------------------------------------------------
                                                                 2001         2000          1999         1998         1997
                                                             ------------ ------------ ------------- ------------ ------------
EQ/Alliance intermediate Government Securities
----------------------------------------------
IL Plus Original Series, IL COLI, Incentive Life COLI -
Class A 0.00%
 Unit Value, end of period .................................  $  160.72    $  148.60     $ 136.12     $  135.93    $  126.16
 Net Assets (000's) ........................................  $  38,734    $  16,940     $ 17,151     $  13,049    $   7,696
 Number of units outstanding, end of period (000's) ........        241          114          126            96           61
 Total Return ..............................................       8.16%        9.17%        0.14%         7.75%        7.29%
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000 - Class A 0.60%
 Unit Value, end of period .................................  $  188.55    $  175.38     $ 161.62     $  162.37    $  151.61
 Net Assets (000's) ........................................  $  67,312    $  49,808     $ 55,921     $  56,667    $  47,302
 Number of units outstanding, end of period (000's) ........        357          284          346           349          312
 Total Return ..............................................       7.51%        8.51%       (0.46)%        7.10%        6.65%
IL Protector - Class A 0.80%
 Unit Value, end of period .................................  $  137.19    $  127.88     $ 118.08     $  118.87    $  111.21
 Net Assets (000's) ........................................  $     274    $     128     $    118     $     119           --
 Number of units outstanding, end of period (000's) ........          2            1            1             1           --
 Total Return ..............................................       7.28%        8.30%       (0.66)%        6.88%        6.43%
Survivorship 2000 - Class A 0.90%
 Unit Value, end of period .................................  $  157.52    $  146.97     $ 135.85     $  136.89    $  128.20
 Net Assets (000's) ........................................  $   7,088    $   4,703     $  4,483     $   4,517    $   2,820
 Number of units outstanding, end of period (000's) ........         45           32           33            33           22
 Total Return ..............................................       7.18%        8.19%       (0.76)%        6.78%        6.33%
Incentive Life 2000 Sales 1999 and after,
Survivorship Incentive Life - Class B 0.60% (c)
 Unit Value, end of period .................................  $  116.45    $  108.59     $ 100.32            --           --
 Net Assets (000's) ........................................  $   9,200    $   3,258     $    100            --           --
 Number of units outstanding, end of period (000's) ........         79           30            1            --           --
 Total Return ..............................................       7.24%        8.24%        0.32%           --           --
Accumulator Life - Class B 1.35% (f)
 Unit Value, end of period .................................  $  114.62    $  107.70           --            --           --
 Net Assets (000's) ........................................         --           --           --            --           --
 Number of units outstanding, end of period (000's) ........         --           --           --            --           --
 Total Return ..............................................       6.43%        7.43%          --            --           --

----------
(a)  Units were made available for sale on May 1, 1997.
(b)  Units were made available for sale on August 20, 1997.
(c)  Units were made available for sale on June 4, 1999.
(d)  Units were made available for sale on August 30, 1999.
(e)  Units were made available for sale on May 22, 2000.
(f)  Units were made available for sale on June 22, 2000.
(g)  Units were made available for sale on October 22, 2000.
(h)  Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See
     Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l)  Units were made available for sale on August 1, 1997.
(m)  Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


8.  Accumulation Unit Values (Continued)


    Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units.


                                                                                 Years Ended December 31,
                                                             ----------------------------------------------------------------
                                                                 2001         2000         1999         1998         1997
                                                             ------------ ------------ ------------ ------------ ------------
EQ/Alliance International
-------------------------
IL Plus Original Series, IL COLI, Incentive Life COLI -
Class A 0.00%
 Unit Value, end of period .................................   $ 107.16     $ 138.93    $  180.49    $  131.00     $ 118.48
 Net Assets (000's) ........................................   $  8,573     $ 12,087    $  11,912    $   7,860     $  5,924
 Number of units outstanding, end of period (000's) ........         80           87           66           60           50
 Total Return ..............................................     (22.87)%     (22.77)%      37.78%       10.57%       (3.05)%
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000 - Class A 0.60%
 Unit Value, end of period .................................   $ 102.89     $ 134.21    $  175.41    $  128.07     $ 116.53
 Net Assets (000's) ........................................   $ 37,658     $ 50,195    $  56,657    $  41,879     $ 35,658
 Number of units outstanding, end of period (000's) ........        366          374          323          327          306
 Total Return ..............................................     (23.34)%     (23.49)%      36.96%        9.90%       (3.63)%
IL Protector - Class A 0.80%
 Unit Value, end of period .................................   $  86.02     $ 112.42    $  147.23    $  107.71     $  98.20
 Net Assets (000's) ........................................   $    258     $    225    $     294    $     215     $     98
 Number of units outstanding, end of period (000's) ........          3            2            2            2            1
 Total Return ..............................................     (23.49)%     (23.64)%      36.68%        9.68%       (3.83)%
Survivorship 2000 - Class A 0.90%
 Unit Value, end of period .................................   $ 100.82     $ 131.90    $  172.91    $  126.63     $ 115.57
 Net Assets (000's) ........................................   $  4,436     $  6,199    $   6,743    $   5,065     $  4,161
 Number of units outstanding, end of period (000's) ........         44           47           39           40           36
 Total Return ..............................................     (23.57)%     (23.72)%      36.55%        9.57%       (3.93)%
Incentive Life 2000 Sales 1999 and after,
Survivorship Incentive Life - Class B 0.60% (c)
 Unit Value, end of period .................................   $  78.27     $ 102.67    $  134.41           --           --
 Net Assets (000's) ........................................   $  4,774     $  3,491    $     269           --           --
 Number of units outstanding, end of period (000's) ........         61           34            2           --           --
 Total Return ..............................................     (23.77)%     (23.61)%      34.41%          --           --
Accumulator Life - Class B 1.35% (f)
 Unit Value, end of period .................................   $  72.58     $  95.93           --           --           --
 Net Assets (000's) ........................................         --           --           --           --           --
 Number of units outstanding, end of period (000's) ........         --           --           --           --           --
 Total Return ..............................................     (24.10)%     (24.18)%         --           --           --

----------
(a)  Units were made available for sale on May 1, 1997.
(b)  Units were made available for sale on August 20, 1997.
(c)  Units were made available for sale on June 4, 1999.
(d)  Units were made available for sale on August 30, 1999.
(e)  Units were made available for sale on May 22, 2000.
(f)  Units were made available for sale on June 22, 2000.
(g)  Units were made available for sale on October 22, 2000.
(h)  Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See
     Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l)  Units were made available for sale on August 1, 1997.
(m)  Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


8.  Accumulation Unit Values (Continued)


    Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units.


                                                                                 Years Ended December 31,
                                                             ----------------------------------------------------------------
                                                                 2001         2000         1999         1998         1997
                                                             ------------ ------------ ------------ ------------ ------------
EQ/Alliance Money Market
------------------------
IL Plus Original Series, IL COLI, Incentive Life COLI -
Class A 0.00%
 Unit Value, end of period .................................   $ 143.20     $ 137.89     $ 129.78     $ 123.62     $ 117.36
 Net Assets (000's) ........................................   $ 86,206     $ 68,393     $ 55,546     $ 32,759     $ 15,022
 Number of units outstanding, end of period (000's) ........        602          496          428          265          128
 Total Return ..............................................       3.85%        6.24%        4.96%        5.34%        5.42%
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000 - Class A 0.60%
 Unit Value, end of period .................................   $ 219.94     $ 213.06     $ 201.73     $ 193.32     $ 184.63
 Net Assets (000's) ........................................   $273,605     $267,177     $248,531     $203,373     $153,981
 Number of units outstanding, end of period (000's) ........      1,244        1,254        1,232        1,052          834
 Total Return ..............................................       3.23%        5.62%        4.35%        4.71%        4.79%
IL Protector - Class A 0.80%
 Unit Value, end of period .................................   $ 127.25     $ 123.52     $ 117.19     $ 112.53     $ 107.69
 Net Assets (000's) ........................................   $    509     $    494     $    586     $    788     $    431
 Number of units outstanding, end of period (000's) ........          4            4            5            7            4
 Total Return ..............................................       3.02%        5.40%        4.14%        4.50%        4.57%
Survivorship 2000 - Class A 0.90%
 Unit Value, end of period .................................   $ 142.55     $ 138.51     $ 131.54     $ 126.44     $ 121.12
 Net Assets (000's) ........................................   $ 19,672     $ 23,685     $ 20,520     $ 15,679     $ 13,565
 Number of units outstanding, end of period (000's) ........        138          171          156          124          112
 Total Return ..............................................       2.92%        5.30%        4.04%        4.39%        4.47%
Incentive Life 2000 Sales 1999 and after,
Survivorship Incentive Life - Class B 0.60% (c)
 Unit Value, end of period .................................   $ 115.07     $ 111.78     $ 106.09           --           --
 Net Assets (000's) ........................................   $ 89,524     $ 38,005     $ 16,868           --           --
 Number of units outstanding, end of period (000's) ........        778          340          159           --           --
 Total Return ..............................................       2.94%        5.36%        4.10%          --           --
Accumulator Life - Class B 1.35% (f)
 Unit Value, end of period .................................   $ 108.27     $ 105.98           --           --           --
 Net Assets (000's) ........................................         --     $    106           --           --           --
 Number of units outstanding, end of period (000's) ........         --            1           --           --           --
 Total Return ..............................................       2.16%        4.57%          --           --           --

----------
(a)  Units were made available for sale on May 1, 1997.
(b)  Units were made available for sale on August 20, 1997.
(c)  Units were made available for sale on June 4, 1999.
(d)  Units were made available for sale on August 30, 1999.
(e)  Units were made available for sale on May 22, 2000.
(f)  Units were made available for sale on June 22, 2000.
(g)  Units were made available for sale on October 22, 2000.
(h)  Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See
     Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l)  Units were made available for sale on August 1, 1997.
(m)  Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


8.  Accumulation Unit Values (Continued)


    Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units.


                                                                                    Years Ended December 31,
                                                                  -------------------------------------------------------------
                                                                       2001            2000           1999        1998     1997
                                                                  -------------   -------------   ------------   ------   -----
EQ/Alliance Premier Growth
--------------------------
IL Plus Original Series, IL COLI, Incentive Life COLI
0.00% - Class B (c)
 Unit Value, end of period ....................................     $  74.19        $  97.57       $  119.55     --       --
 Net Assets (000's) ...........................................     $  7,716        $  9,074       $   3,587     --       --
 Number of units outstanding, end of period (000's) ...........          104              93              30     --       --
 Total Return .................................................       (23.96)%        (18.34)%         18.97%    --       --
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000, Incentive Life 2000 Sales
1999 and after, Survivorship Incentive Life - Class B
0.60% (c)
 Unit Value, end of period ....................................     $  73.05        $  96.65       $  119.14     --       --
 Net Assets (000's) ...........................................     $ 99,056        $394,042       $  43,486     --       --
 Number of units outstanding, end of period (000's) ...........        1,356           4,077             365     --       --
 Total Return .................................................       (24.42)%        (18.88)%         18.52%    --       --
IL Protector - Class B 0.80% (c)
 Unit Value, end of period ....................................     $  72.67        $  96.34       $  119.00     --       --
 Net Assets (000's) ...........................................     $    509        $    385       $     119     --       --
 Number of units outstanding, end of period (000's) ...........            7               4               1     --       --
 Total Return .................................................       (24.57)%        (19.04)%         18.36%    --       --
Survivorship 2000 - Class B 0.90% (c)
 Unit Value, end of period ....................................     $  72.48        $  96.19       $  118.93     --       --
 Net Assets (000's) ...........................................     $  5,943        $  6,541       $   4,044     --       --
 Number of units outstanding, end of period (000's) ...........           82              68              34     --       --
 Total Return .................................................       (24.65)%        (19.12)%         18.28%    --       --
Accumulator Life - Class B 1.35% (f)
 Unit Value, end of period ....................................     $  70.27        $  93.68              --     --       --
 Net Assets (000's) ...........................................           --              --              --     --       --
 Number of units outstanding, end of period (000's) ...........           --              --              --     --       --
 Total Return .................................................       (24.99)%        (19.49)%            --     --       --

----------
(a)  Units were made available for sale on May 1, 1997.
(b)  Units were made available for sale on August 20, 1997.
(c)  Units were made available for sale on June 4, 1999.
(d)  Units were made available for sale on August 30, 1999.
(e)  Units were made available for sale on May 22, 2000.
(f)  Units were made available for sale on June 22, 2000.
(g)  Units were made available for sale on October 22, 2000.
(h)  Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See
     Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l)  Units were made available for sale on August 1, 1997.
(m)  Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


8.  Accumulation Unit Values (Continued)


    Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units.


                                                                                 Years Ended December 31,
                                                             -----------------------------------------------------------------
                                                                 2001         2000          1999         1998         1997
                                                             ------------ ------------ ------------- ------------ ------------
EQ/Alliance Quality Bond
------------------------
IL Plus Original Series, IL COLI, Incentive Life COLI -
Class A 0.00%
 Unit Value, end of period .................................  $  173.20     $ 159.94     $ 143.47      $ 146.39     $ 134.69
 Net Assets (000's) ........................................  $  45,032     $ 28,949     $ 20,229      $ 10,833     $  3,367
 Number of units outstanding, end of period (000's) ........        260          181          141            74           25
 Total Return ..............................................       8.29%       11.48%       (2.00)%        8.69%        9.14%
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000 - Class A 0.60%
 Unit Value, end of period .................................  $  155.47     $ 144.44     $ 130.34      $ 133.80     $ 123.85
 Net Assets (000's) ........................................  $  81,777     $419,887     $208,414      $214,749     $150,230
 Number of units outstanding, end of period (000's) ........        526        2,907        1,599         1,605        1,213
 Total Return ..............................................       7.64%       10.82%       (2.59)%        8.03%        8.49%
IL Protector - Class A 0.80%
 Unit Value, end of period .................................  $  145.42     $ 135.37     $ 122.40      $ 125.91     $ 116.78
 Net Assets (000's) ........................................  $     291     $    135     $    122            --           --
 Number of units outstanding, end of period (000's) ........          2            1            1            --           --
 Total Return ..............................................       7.42%       10.60%       (2.78)%        7.82%        8.27%
Survivorship 2000 - Class A 0.90%
 Unit Value, end of period .................................  $  151.64     $ 141.31     $ 127.90      $ 131.69     $ 122.27
 Net Assets (000's) ........................................  $   7,127     $  4,805     $  3,709      $  2,897     $  1,467
 Number of units outstanding, end of period (000's) ........         47           34           29            22           12
 Total Return ..............................................       7.31%       10.48%       (2.88)%        7.71%        8.16%
Incentive Life 2000 Sales 1999 and after,
Survivorship Incentive Life - Class B 0.60% (c)
 Unit Value, end of period .................................  $  117.63     $ 109.56     $  99.05            --           --
 Net Assets (000's) ........................................  $  10,822     $  1,863     $     99            --           --
 Number of units outstanding, end of period (000's) ........         92           17            1            --           --
 Total Return ..............................................       7.36%       10.62%       (0.95)%          --           --
Accumulator Life - Class B 1.35% (f)
 Unit Value, end of period .................................  $ 115.96      $ 108.83           --            --           --
 Net Assets (000's) ........................................         --           --           --            --           --
 Number of units outstanding, end of period (000's) ........         --           --           --            --           --
 Total Return ..............................................       6.55%        9.71%          --            --           --

----------
(a)  Units were made available for sale on May 1, 1997.
(b)  Units were made available for sale on August 20, 1997.
(c)  Units were made available for sale on June 4, 1999.
(d)  Units were made available for sale on August 30, 1999.
(e)  Units were made available for sale on May 22, 2000.
(f)  Units were made available for sale on June 22, 2000.
(g)  Units were made available for sale on October 22, 2000.
(h)  Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See
     Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l)  Units were made available for sale on August 1, 1997.
(m)  Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


8.  Accumulation Unit Values (Continued)


    Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units.


                                                                                 Years Ended December 31,
                                                             ----------------------------------------------------------------
                                                                 2001         2000         1999         1998         1997
                                                             ------------ ------------ ------------ ------------ ------------
EQ/Alliance Small Cap Growth
----------------------------
IL Plus Original Series, IL COLI, Incentive Life COLI -
Class A 0.00% (b)
 Unit Value, end of period .................................   $ 153.80     $ 176.81    $  155.12     $ 121.27    $  126.69
 Net Assets (000's) ........................................   $ 19,840     $ 21,040    $  11,324     $  5,578    $   1,267
 Number of units outstanding, end of period (000's) ........        129          119           73           46           10
 Total Return ..............................................     (13.02)%      13.98%       27.91%       (4.28)%      26.69%
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000 - Class A 0.60% (a)
 Unit Value, end of period .................................   $ 149.53     $ 172.96    $  152.65     $ 120.06    $  126.18
 Net Assets (000's) ........................................   $ 96,297     $111,386    $  53,580     $ 39,740    $  19,810
 Number of units outstanding, end of period (000's) ........        644          644          351          331          157
 Total Return ..............................................    (13.55)%       14.12%       27.75%       (4.85)%      26.18%
IL Protector - Class A 0.80% (a)
 Unit Value, end of period .................................   $ 148.13     $ 171.69    $  151.83     $ 119.66     $ 126.01
 Net Assets (000's) ........................................   $    889     $    858    $     455     $    239           --
 Number of units outstanding, end of period (000's) ........          6            5            3            2           --
 Total Return ..............................................     (13.72)%      13.08%       26.89%       (5.04)%      26.01%
Survivorship 2000 - Class A 0.90% (a)
 Unit Value, end of period .................................   $ 147.44     $ 171.05    $  151.42     $ 119.45    $  125.92
 Net Assets (000's) ........................................   $  8,699     $  8,381    $   4,088     $  2,867    $   1,133
 Number of units outstanding, end of period (000's) ........         59           49           27           24            9
 Total Return ..............................................    (13.80)%       12.96%       26.76%       (5.13)%      25.92%
Incentive Life 2000 Sales 1999 and after,
Survivorship Incentive Life - Class B 0.60% (c)
 Unit Value, end of period .................................   $ 113.58     $ 131.71    $  116.59           --           --
 Net Assets (000's) ........................................   $ 21,012     $  9,351    $     350           --           --
 Number of units outstanding, end of period (000's) ........        185           71            3           --           --
 Total Return ..............................................     (13.76)%      12.97%       26.86%          --           --
Accumulator Life - Class B 1.35% (f)
 Unit Value, end of period .................................   $ 125.32     $ 146.43           --           --           --
 Net Assets (000's) ........................................         --           --           --           --           --
 Number of units outstanding, end of period (000's) ........         --           --           --           --           --
 Total Return ..............................................     (14.42)%      12.12%          --           --           --

----------
(a)  Units were made available for sale on May 1, 1997.
(b)  Units were made available for sale on August 20, 1997.
(c)  Units were made available for sale on June 4, 1999.
(d)  Units were made available for sale on August 30, 1999.
(e)  Units were made available for sale on May 22, 2000.
(f)  Units were made available for sale on June 22, 2000.
(g)  Units were made available for sale on October 22, 2000.
(h)  Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See
     Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l)  Units were made available for sale on August 1, 1997.
(m)  Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


8.  Accumulation Unit Values (Continued)


    Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units.


                                                                                 Years Ended December 31,
                                                                  -------------------------------------------------------
                                                                       2001            2000        1999     1998     1997
                                                                  -------------   -------------   ------   ------   -----
EQ/Alliance Technology
----------------------
IL Plus Original Series, IL COLI, Incentive Life COLI -
Class B 0.00% (e)
 Unit Value, end of period ....................................     $  50.43        $  66.74      --       --       --
 Net Assets (000's) ...........................................     $  3,984        $  3,671      --       --       --
 Number of units outstanding, end of period (000's) ...........           79              55      --       --       --
 Total Return .................................................       (24.44)%        (33.30)%    --       --       --
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000, Incentive Life 2000 Sales
1999 and after, Survivorship Incentive Life - Class B
0.60% (e)
 Unit Value, end of period ....................................     $  49.91        $  66.46      --       --       --
 Net Assets (000's) ...........................................     $ 38,381        $ 29,442      --       --       --
 Number of units outstanding, end of period (000's) ...........          769             443      --       --       --
 Total Return .................................................       (24.90)%        (33.52)%    --       --       --
IL Protector - Class B 0.80% (e)
 Unit Value, end of period ....................................     $  49.74        $  66.36      --       --       --
 Net Assets (000's) ...........................................     $    149        $    133      --       --       --
 Number of units outstanding, end of period (000's) ...........            3               2      --       --       --
 Total Return .................................................       (25.04)%        (33.61)%    --       --       --
Survivorship 2000 - Class B 0.90% (e)
 Unit Value, end of period ....................................     $  49.65        $  66.31      --       --       --
 Net Assets (000's) ...........................................     $  1,787        $  1,857      --       --       --
 Number of units outstanding, end of period (000's) ...........           36              28      --       --       --
 Total Return .................................................       (25.13)%        (33.66)%    --       --       --
Accumulator Life - Class B 1.35% (f)
 Unit Value, end of period ....................................     $  49.26        $  66.10      --       --       --
 Net Assets (000's) ...........................................           --              --      --       --       --
 Number of units outstanding, end of period (000's) ...........           --              --      --       --       --
 Total Return .................................................       (25.48)%        (33.86)%    --       --       --

----------
(a)  Units were made available for sale on May 1, 1997.
(b)  Units were made available for sale on August 20, 1997.
(c)  Units were made available for sale on June 4, 1999.
(d)  Units were made available for sale on August 30, 1999.
(e)  Units were made available for sale on May 22, 2000.
(f)  Units were made available for sale on June 22, 2000.
(g)  Units were made available for sale on October 22, 2000.
(h)  Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See
     Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l)  Units were made available for sale on August 1, 1997.
(m)  Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


8.  Accumulation Unit Values (Continued)


    Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units.


                                                                                 Years Ended December 31,
                                                                  -------------------------------------------------------
                                                                       2001            2000        1999     1998     1997
                                                                  -------------   -------------   ------   ------   -----
EQ/AXP New Dimensions
---------------------
IL Plus Original Series, IL COLI, Incentive Life COLI -
Class B 0.00% (g)
 Unit Value, end of period ....................................     $  70.32        $  83.24      --       --       --
 Net Assets (000's) ...........................................     $    352              --      --       --       --
 Number of units outstanding, end of period (000's) ...........            5              --      --       --       --
 Total Return .................................................       (15.52)%        (16.78)%    --       --       --
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000, Incentive Life 2000 Sales
1999 and after, Survivorship Incentive Life - Class B
0.60% (g)
 Unit Value, end of period ....................................     $  69.76        $  83.07      --       --       --
 Net Assets (000's) ...........................................     $  2,372        $    332      --       --       --
 Number of units outstanding, end of period (000's) ...........           34               4      --       --       --
 Total Return .................................................       (16.03)%        (16.93)%    --       --       --
IL Protector - Class B 0.80% (g)
 Unit Value, end of period ....................................     $  69.57        $  83.02      --       --       --
 Net Assets (000's) ...........................................           --              --      --       --       --
 Number of units outstanding, end of period (000's) ...........           --              --      --       --       --
 Total Return .................................................       (16.20)%        (16.98)%    --       --       --
Survivorship 2000 - Class B 0.90% (g)
 Unit Value, end of period ....................................     $  69.48        $  82.99      --       --       --
 Net Assets (000's) ...........................................     $    139              --      --       --       --
 Number of units outstanding, end of period (000's) ...........            2              --      --       --       --
 Total Return .................................................       (16.28)%        (17.01)%    --       --       --
Accumulator Life - Class B 1.35% (g)
 Unit Value, end of period ....................................     $  69.06        $  82.87      --       --       --
 Net Assets (000's) ...........................................           --              --      --       --       --
 Number of units outstanding, end of period (000's) ...........           --              --      --       --       --
 Total Return .................................................       (16.66)%        (17.13)%    --       --       --

----------
(a)  Units were made available for sale on May 1, 1997.
(b)  Units were made available for sale on August 20, 1997.
(c)  Units were made available for sale on June 4, 1999.
(d)  Units were made available for sale on August 30, 1999.
(e)  Units were made available for sale on May 22, 2000.
(f)  Units were made available for sale on June 22, 2000.
(g)  Units were made available for sale on October 22, 2000.
(h)  Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See
     Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l)  Units were made available for sale on August 1, 1997.
(m)  Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


8.  Accumulation Unit Values (Continued)


    Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units.

                                                                                 Years Ended December 31,
                                                                  -------------------------------------------------------
                                                                       2001            2000        1999     1998     1997
                                                                  -------------   -------------   ------   ------   -----
EQ/AXP Strategy Aggressive
--------------------------
IL Plus Original Series, IL COLI, Incentive Life COLI -
Class B 0.00% (g)
 Unit Value, end of period ....................................     $  41.52        $  62.40      --       --       --
 Net Assets (000's) ...........................................     $    581              --      --       --       --
 Number of units outstanding, end of period (000's) ...........           14              --      --       --       --
 Total Return .................................................       (33.46)%        (37.61)%    --       --       --
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000, Incentive Life 2000 Sales
1999 and after, Survivorship Incentive Life - Class B
0.60% (g)
 Unit Value, end of period ....................................     $  41.18        $  62.27      --       --       --
 Net Assets (000's) ...........................................     $  2,100        $    374      --       --       --
 Number of units outstanding, end of period (000's) ...........           51               6      --       --       --
 Total Return .................................................       (33.87)%        (37.73)%    --       --       --
IL Protector - Class B 0.80% (g)
 Unit Value, end of period ....................................     $  41.07        $  62.23      --       --       --
 Net Assets (000's) ...........................................           --              --      --       --       --
 Number of units outstanding, end of period (000's) ...........           --              --      --       --       --
 Total Return .................................................       (34.00)%        (37.77)%    --       --       --
Survivorship 2000 - Class B 0.90% (g)
 Unit Value, end of period ....................................     $  41.02        $  62.21      --       --       --
 Net Assets (000's) ...........................................           --              --      --       --       --
 Number of units outstanding, end of period (000's) ...........           --              --      --       --       --
 Total Return .................................................       (34.06)%        (37.79)%    --       --       --
Accumulator Life - Class B 1.35% (g)
 Unit Value, end of period ....................................     $  40.77        $  62.12      --       --       --
 Net Assets (000's) ...........................................           --              --      --       --       --
 Number of units outstanding, end of period (000's) ...........           --              --      --       --       --
 Total Return .................................................       (34.37)%        (37.88)%    --       --       --

----------
(a)  Units were made available for sale on May 1, 1997.
(b)  Units were made available for sale on August 20, 1997.
(c)  Units were made available for sale on June 4, 1999.
(d)  Units were made available for sale on August 30, 1999.
(e)  Units were made available for sale on May 22, 2000.
(f)  Units were made available for sale on June 22, 2000.
(g)  Units were made available for sale on October 22, 2000.
(h)  Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See
     Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l)  Units were made available for sale on August 1, 1997.
(m)  Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


8.  Accumulation Unit Values (Continued)

    Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units.


                                                                                  Years Ended December 31,
                                                             ------------------------------------------------------------------
                                                                  2001          2000         1999         1998         1997
                                                             ------------- ------------- ------------ ------------ ------------
EQ/Balanced (j)
---------------
IL Plus Original Series, IL COLI, Incentive Life COLI -
Class A 0.00%
 Unit Value, end of period .................................   $ 208.22      $ 212.12      $ 214.97     $ 182.49     $ 154.51
 Net Assets (000's) ........................................   $ 36,230      $ 22,273      $ 20,852     $ 12,774     $  6,180
 Number of units outstanding, end of period (000's) ........        174           105            97           70           40
 Total Return ..............................................      (1.84)%       (1.32)%       17.79%       18.11%       15.06%
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000 - Class A 0.60%
 Unit Value, end of period .................................   $ 488.09      $ 500.27      $ 510.02     $ 435.59     $ 371.02
 Net Assets (000's) ........................................   $599,863      $457,747      $496,759     $464,339     $408,122
 Number of units outstanding, end of period (000's) ........      1,229           915           974        1,066        1,100
 Total Return ..............................................      (2.43)%       (1.91)%       17.09%       17.40%       14.30%
IL Protector - Class A 0.80%
 Unit Value, end of period .................................   $ 161.78      $ 166.15      $ 169.73     $ 145.25     $ 123.97
 Net Assets (000's) ........................................   $  1,294      $    665      $    509     $    291     $    124
 Number of units outstanding, end of period (000's) ........          8             4             3            2            1
 Total Return ..............................................      (2.63)%       (2.11)%       16.85%       17.17%       14.07%
Survivorship 2000 - Class A 0.90%
 Unit Value, end of period .................................   $ 207.26      $ 213.08      $ 217.89     $ 186.65     $ 159.46
 Net Assets (000's) ........................................   $ 36,478      $ 22,160      $ 21,571     $ 16,612     $ 12,278
 Number of units outstanding, end of period (000's) ........        176           104            99           89           77
 Total Return ..............................................      (2.73)%       (2.21)%       16.73%       17.05%       13.96%
Incentive Life 2000 Sales 1999 and after,
Survivorship Incentive Life - Class B 0.60% (c)
 Unit Value, end of period .................................   $ 105.65      $ 108.57      $ 110.98           --           --
 Net Assets (000's) ........................................   $ 17,855      $  5,320      $  1,332           --           --
 Number of units outstanding, end of period (000's) ........        169            49            12           --           --
 Total Return ..............................................      (2.69)%       (2.17)%       10.98%          --           --
Accumulator Life - Class B 1.35% (f)
 Unit Value, end of period .................................   $ 101.79      $ 105.41            --           --           --
 Net Assets (000's) ........................................         --            --            --           --           --
 Number of units outstanding, end of period (000's) ........         --            --            --           --           --
 Total Return ..............................................      (3.43)%       (2.90)%          --           --           --

----------
(a)  Units were made available for sale on May 1, 1997.
(b)  Units were made available for sale on August 20, 1997.
(c)  Units were made available for sale on June 4, 1999.
(d)  Units were made available for sale on August 30, 1999.
(e)  Units were made available for sale on May 22, 2000.
(f)  Units were made available for sale on June 22, 2000.
(g)  Units were made available for sale on October 22, 2000.
(h)  Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See
     Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l)  Units were made available for sale on August 1, 1997.
(m)  Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


8. Accumulation Unit Values (Continued)

  Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units.

                                                                                 Years Ended December 31,
                                                                  ------------------------------------------------------
                                                                       2001           2000        1999     1998     1997
                                                                  -------------   ------------   ------   ------   -----
EQ/Bernstein Diversified Value (i)
----------------------------------
IL Plus Original Series, IL COLI, Incentive Life COLI -
Class B 0.00% (i)
 Unit Value, end of period ....................................     $  97.45              --     --       --       --
 Net Assets (000's) ...........................................     $ 16,567              --     --       --       --
 Number of units outstanding, end of period (000's) ...........          170              --     --       --       --
 Total Return .................................................        (0.92)%            --     --       --       --
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000, Incentive Life 2000 Sales
1999 and after, Survivorship Incentive Life - Class B
0.60% (g)
 Unit Value, end of period ....................................     $ 111.27        $ 108.58     --       --       --
 Net Assets (000's) ...........................................     $ 57,860        $    280     --       --       --
 Number of units outstanding, end of period (000's) ...........          520               3     --       --       --
 Total Return .................................................         2.48%          (2.55)%   --       --       --
IL Protector - Class B 0.80% (i)
 Unit Value, end of period ....................................     $  95.61              --     --       --       --
 Net Assets (000's) ...........................................     $    382              --     --       --       --
 Number of units outstanding, end of period (000's) ...........            4              --     --       --       --
 Total Return .................................................        (2.03)%            --     --       --       --
Survivorship Incentive Life 0.60% (g)
 Unit Value, end of period ....................................     $  95.56        $  93.25     --       --       --
 Net Assets (000's) ...........................................     $    478        $    187     --       --       --
 Number of units outstanding, end of period (000's) ...........            5               2     --       --       --
 Total Return .................................................         2.48%          (2.55)%   --       --       --
Survivorship 2000 - Class B 0.90% (i)
 Unit Value, end of period ....................................     $ 110.12              --     --       --       --
 Net Assets (000's) ...........................................     $  7,048              --     --       --       --
 Number of units outstanding, end of period (000's) ...........           64              --     --       --       --
 Total Return .................................................        (2.09)%            --     --       --       --
Accumulator Life - Class B 1.35% (f)
 Unit Value, end of period ....................................     $  94.36        $  92.78     --       --       --
 Net Assets (000's) ...........................................           --              --     --       --       --
 Number of units outstanding, end of period (000's) ...........           --              --     --       --       --
 Total Return .................................................         1.70%          (0.24)%   --       --       --

----------
(a)  Units were made available for sale on May 1, 1997.
(b)  Units were made available for sale on August 20, 1997.
(c)  Units were made available for sale on June 4, 1999.
(d)  Units were made available for sale on August 30, 1999.
(e)  Units were made available for sale on May 22, 2000.
(f)  Units were made available for sale on June 22, 2000.
(g)  Units were made available for sale on October 22, 2000.
(h)  Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See
     Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l)  Units were made available for sale on August 1, 1997.
(m)  Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


8.  Accumulation Unit Values (Continued)


    Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units.


                                                                                   Years Ended December 31,
                                                                  -----------------------------------------------------------
                                                                      2001           2000           1999        1998     1997
                                                                  ------------   ------------   ------------   ------   -----
EQ/Capital Guardian Research
----------------------------
IL Plus Original Series, IL COLI, Incentive Life COLI -
Class B 0.00% (d)
 Unit Value, end of period ....................................     $ 112.11      $  114.42      $  108.04     --       --
 Net Assets (000's) ...........................................     $  2,691      $   1,144             --     --       --
 Number of units outstanding, end of period (000's) ...........           24             10             --     --       --
 Total Return .................................................        (2.02)%         5.92%          7.10%    --       --
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000, Incentive Life 2000 Sales
1999 and after, Survivorship Incentive Life - Class B
0.60% (d)
 Unit Value, end of period ....................................     $ 110.55      $  113.51      $  107.82     --       --
 Net Assets (000's) ...........................................     $  5,306      $   1,703      $     108     --       --
 Number of units outstanding, end of period (000's) ...........           48             15              1     --       --
 Total Return .................................................        (2.61)%         5.28%          6.67%    --       --
IL Protector - Class B 0.80% (d)
 Unit Value, end of period ....................................     $ 110.03      $  113.20      $  107.75     --       --
 Net Assets (000's) ...........................................           --             --             --     --       --
 Number of units outstanding, end of period (000's) ...........           --             --             --     --       --
 Total Return .................................................        (2.80)%         5.07%          6.53%    --       --
Survivorship 2000 - Class B 0.90% (d)
 Unit Value, end of period ....................................     $ 109.77      $  113.05      $  107.71      --       --
 Net Assets (000's) ...........................................     $    110      $     113             --     --       --
 Number of units outstanding, end of period (000's) ...........            1              1             --     --       --
 Total Return .................................................        (2.90)%         5.07%          6.46%    --       --
Accumulator Life - Class B 1.35% (f)
 Unit Value, end of period ....................................     $ 107.84      $  111.57             --     --       --
 Net Assets (000's) ...........................................           --             --             --     --       --
 Number of units outstanding, end of period (000's) ...........           --             --             --     --       --
 Total Return .................................................        (3.34)%         4.49%            --     --       --

----------
(a)  Units were made available for sale on May 1, 1997.
(b)  Units were made available for sale on August 20, 1997.
(c)  Units were made available for sale on June 4, 1999.
(d)  Units were made available for sale on August 30, 1999.
(e)  Units were made available for sale on May 22, 2000.
(f)  Units were made available for sale on June 22, 2000.
(g)  Units were made available for sale on October 22, 2000.
(h)  Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See
     Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l)  Units were made available for sale on August 1, 1997.
(m)  Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


8.  Accumulation Unit Values (Continued)

    Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units.

                                                                                   Years Ended December 31,
                                                                  -----------------------------------------------------------
                                                                      2001           2000           1999        1998     1997
                                                                  ------------   ------------   ------------   ------   -----
EQ/Capital Guardian U.S. Equity
-------------------------------
IL Plus Original Series, IL COLI, Incentive Life COLI -
Class B 0.00% (d)
 Unit Value, end of period ....................................     $ 105.12      $  107.27      $  103.56     --       --
 Net Assets (000's) ...........................................     $  1,261      $     429      $     104     --       --
 Number of units outstanding, end of period (000's) ...........           12              4              1     --       --
 Total Return .................................................        (2.01)%         3.58%          3.76%    --       --
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000, Incentive Life 2000 Sales
1999 and after, Survivorship Incentive Life - Class B
0.60% (d)
 Unit Value, end of period ....................................     $ 103.65      $  106.42      $  103.35     --       --
 Net Assets (000's) ...........................................     $  7,670      $   1,596      $     413     --       --
 Number of units outstanding, end of period (000's) ...........           74             15              4     --       --
 Total Return .................................................        (2.60)%         2.97%          3.32%    --       --
IL Protector - Class B 0.80% (d)
 Unit Value, end of period ....................................     $ 103.17      $  106.13      $  103.28     --       --
 Net Assets (000's) ...........................................           --             --             --     --       --
 Number of units outstanding, end of period (000's) ...........           --             --             --     --       --
 Total Return .................................................        (2.79)%         2.76%          3.28%    --       --
Survivorship 2000 - Class B 0.90% (d)
 Unit Value, end of period ....................................     $ 102.92      $  105.99      $  103.25     --       --
 Net Assets (000's) ...........................................     $    206             --             --     --       --
 Number of units outstanding, end of period (000's) ...........            2             --             --     --       --
 Total Return .................................................        (2.90)%         2.66%          3.11%    --       --
Accumulator Life - Class B 1.35% (f)
 Unit Value, end of period ....................................     $ 100.40      $  103.87             --     --       --
 Net Assets (000's) ...........................................           --             --             --     --       --
 Number of units outstanding, end of period (000's) ...........           --             --             --     --       --
 Total Return .................................................        (3.34)%         2.19%            --     --       --

----------
(a)  Units were made available for sale on May 1, 1997.
(b)  Units were made available for sale on August 20, 1997.
(c)  Units were made available for sale on June 4, 1999.
(d)  Units were made available for sale on August 30, 1999.
(e)  Units were made available for sale on May 22, 2000.
(f)  Units were made available for sale on June 22, 2000.
(g)  Units were made available for sale on October 22, 2000.
(h)  Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See
     Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l)  Units were made available for sale on August 1, 1997.
(m)  Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


8.  Accumulation Unit Values (Continued)

    Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units.


                                                                                  Years Ended December 31,
                                                             -------------------------------------------------------------------
                                                                 2001          2000         1999          1998          1997
                                                             ------------ ------------- ------------ ------------- -------------
EQ/Emerging Markets Equity
--------------------------
IL Plus Original Series, IL COLI, Incentive Life COLI -
Class B 0.00% (b)
 Unit Value, end of period .................................   $ 64.83      $  68.35     $  114.00     $  58.24      $  79.81
 Net Assets (000's) ........................................   $ 8,493      $ 11,825     $  13,452     $  2,213      $    239
 Number of units outstanding, end of period (000's) ........       131           173           118           38             3
 Total Return ..............................................     (5.15)%      (40.12)%       95.74%      (27.03)%      (20.19)%
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000, Incentive Life 2000 Sales
1999 and after - Class B 0.60%
 Unit Value, end of period .................................   $ 63.15      $  66.98     $  112.39     $  57.77      $  79.63
 Net Assets (000's) ........................................   $25,513      $ 25,318     $  23,265     $  4,217      $  2,150
 Number of units outstanding, end of period (000's) ........       404           378           207           73            27
 Total Return ..............................................     (5.72)%      (40.40)%       94.55%      (27.45)%      (20.37)%
IL Protector - Class B 0.80% (a)
 Unit Value, end of period .................................   $ 62.59      $  66.53     $  111.86     $  57.61      $  79.58
 Net Assets (000's) ........................................   $   125            --            --           --            --
 Number of units outstanding, end of period (000's) ........         2            --            --           --            --
 Total Return ..............................................     (5.92)%      (40.52)%       94.18%      (27.60)%       20.43%
Survivorship 2000 - Class B 0.90% (l)
 Unit Value, end of period .................................   $ 62.32      $  66.30     $  111.59     $  57.53      $  79.54
 Net Assets (000's) ........................................   $ 1,558      $  1,724     $   2,120     $    575      $    159
 Number of units outstanding, end of period (000's) ........        25            26            19           10             2
 Total Return ..............................................     (6.01)%      (40.59)%       93.97%      (27.67)%      (20.46)%
Survivorship Incentive Life - Class B 0.60% (c)
 Unit Value, end of period .................................   $ 85.61      $  90.81      $ 152.38           --            --
 Net Assets (000's) ........................................   $ 1,027      $    636            --           --            --
 Number of units outstanding, end of period (000's) ........        12             7            --           --            --
 Total Return ..............................................     (5.73)%      (40.41)%       94.57%          --            --
Accumulator Life - Class B 1.35% (f)
 Unit Value, end of period .................................   $ 92.15      $  98.49            --           --            --
 Net Assets (000's) ........................................        --            --            --           --            --
 Number of units outstanding, end of period (000's) ........        --            --            --           --            --
 Total Return ..............................................     (6.44)%      (40.85)%          --           --            --

----------
(a)  Units were made available for sale on May 1, 1997.
(b)  Units were made available for sale on August 20, 1997.
(c)  Units were made available for sale on June 4, 1999.
(d)  Units were made available for sale on August 30, 1999.
(e)  Units were made available for sale on May 22, 2000.
(f)  Units were made available for sale on June 22, 2000.
(g)  Units were made available for sale on October 22, 2000.
(h)  Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See
     Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l)  Units were made available for sale on August 1, 1997.
(m)  Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


8.  Accumulation Unit Values (Continued)

    Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units.


                                                                                  Years Ended December 31,
                                                             ------------------------------------------------------------------
                                                                  2001          2000         1999         1998         1997
                                                             ------------- ------------- ------------ ------------ ------------
EQ/Equity 500 Index (k)
-----------------------
IL Plus Original Series, IL COLI, Incentive Life COLI -
Class A 0.00%
 Unit Value, end of period .................................   $ 271.91      $ 308.78      $ 341.51     $ 283.69     $ 221.51
 Net Assets (000's) ........................................   $112,027      $118,263      $101,087     $ 49,646     $ 23,702
 Number of units outstanding, end of period (000's) ........        412           383           296          175          107
 Total Return ..............................................     (11.94)%       (9.58)%       20.38%       28.07%       32.57%
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000 - Class A 0.60%
 Unit Value, end of period .................................   $ 262.11      $ 299.46      $ 333.19     $ 278.44     $ 218.72
 Net Assets (000's) ........................................   $396,048      $453,682      $687,371     $360,301     $198,379
 Number of units outstanding, end of period (000's) ........      1,511         1,515         2,063        1,294          907
 Total Return ..............................................     (12.47)%      (10.12)%       19.66%       27.30%       31.77%
IL Protector - Class A 0.80%
 Unit Value, end of period .................................   $ 181.73      $ 208.05      $ 231.94     $ 194.22     $ 152.88
 Net Assets (000's) ........................................   $  3,453      $  3,537      $  3,479     $  1,942     $    764
 Number of units outstanding, end of period (000's) ........         19            17            15           10            5
 Total Return ..............................................     (12.65)%       (0.30)%       19.42%       27.05%       31.51%
Survivorship 2000 - Class A 0.90%
 Unit Value, end of period .................................   $ 255.97      $ 293.34      $ 327.37     $ 274.40     $ 216.20
 Net Assets (000's) ........................................   $ 54,010      $ 53,388      $ 52,379     $ 31,556     $ 17,080
 Number of units outstanding, end of period (000's) ........        211           182           160          115           79
 Total Return ..............................................     (12.74)%      (10.39)%       19.30%       26.92%       31.38%
Incentive Life 2000 Sales 1999 and after,
Survivorship Incentive Life - Class B 0.60% (c)
 Unit Value, end of period .................................   $  85.84      $  98.32      $ 109.66           --           --
 Net Assets (000's) ........................................   $ 49,358      $ 29,693      $  5,593           --           --
 Number of units outstanding, end of period (000's) ........        575           302            51           --           --
 Total Return ..............................................     (12.69)%      (10.34)%        9.66%          --           --
Accumulator Life - Class B 1.35% (f)
 Unit Value, end of period .................................   $  81.74      $  94.33            --           --           --
 Net Assets (000's) ........................................         --            --            --           --           --
 Number of units outstanding, end of period (000's) ........         --            --            --           --           --
 Total Return ..............................................     (13.35)%      (11.02)%          --           --           --

----------
(a)  Units were made available for sale on May 1, 1997.
(b)  Units were made available for sale on August 20, 1997.
(c)  Units were made available for sale on June 4, 1999.
(d)  Units were made available for sale on August 30, 1999.
(e)  Units were made available for sale on May 22, 2000.
(f)  Units were made available for sale on June 22, 2000.
(g)  Units were made available for sale on October 22, 2000.
(h)  Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See
     Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l)  Units were made available for sale on August 1, 1997.
(m)  Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


8.  Accumulation Unit Values (Continued)

    Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units.


                                                                                     Years Ended December 31,
                                                                  --------------------------------------------------------------
                                                                       2001            2000            1999        1998     1997
                                                                  -------------   -------------   -------------   ------   -----
EQ/Evergreen Omega
------------------
IL Plus Original Series, IL COLI, Incentive Life COLI -
Class B 0.00% (c)
 Unit Value, end of period ....................................     $  78.47        $ 94.55         $  98.90      --       --
 Net Assets (000's) ...........................................     $    314              --              --      --       --
 Number of units outstanding, end of period (000's) ...........            4              --              --      --       --
 Total Return .................................................       (17.01)%         11.66%           9.70%     --       --
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000, Incentive Life 2000 Sales
1999 and after, Survivorship Incentive Life - Class B
0.60% (c)
 Unit Value, end of period ....................................     $  74.98        $  90.90        $ 103.57      --       --
 Net Assets (000's) ...........................................     $    900        $    455              --      --       --
 Number of units outstanding, end of period (000's) ...........           12               5              --      --       --
 Total Return .................................................       (17.51)%        (12.24)%          9.06%     --       --
IL Protector - Class B 0.80% (c)
 Unit Value, end of period ....................................     $  77.01        $  93.55        $ 106.81      --       --
 Net Assets (000's) ...........................................           --              --              --      --       --
 Number of units outstanding, end of period (000's) ...........           --              --              --      --       --
 Total Return .................................................       (17.68)%        (12.42)%          6.81%     --       --
Survivorship 2000 - Class B 0.90% (c)
 Unit Value, end of period ....................................     $  76.83        $  93.42        $ 106.77      --       --
 Net Assets (000's) ...........................................           --              --              --      --       --
 Number of units outstanding, end of period (000's) ...........           --              --              --      --       --
 Total Return .................................................       (17.76)%        (12.50)%          6.77%     --       --
Accumulator Life - Class B 1.35% (f)
 Unit Value, end of period ....................................     $  75.99        $  92.82              --      --       --
 Net Assets (000's) ...........................................           --              --              --      --       --
 Number of units outstanding, end of period (000's) ...........           --              --              --      --       --
 Total Return .................................................       (18.14)%        (12.90)%            --      --       --

----------
(a)  Units were made available for sale on May 1, 1997.
(b)  Units were made available for sale on August 20, 1997.
(c)  Units were made available for sale on June 4, 1999.
(d)  Units were made available for sale on August 30, 1999.
(e)  Units were made available for sale on May 22, 2000.
(f)  Units were made available for sale on June 22, 2000.
(g)  Units were made available for sale on October 22, 2000.
(h)  Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See
     Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l)  Units were made available for sale on August 1, 1997.
(m)  Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


8.  Accumulation Unit Values (Continued)

    Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units.


                                                                                 Years Ended December 31,
                                                                  ------------------------------------------------------
                                                                       2001           2000        1999     1998     1997
                                                                  -------------   ------------   ------   ------   -----
EQ/FI Mid Cap
-------------
IL Plus Original Series, IL COLI, Incentive Life COLI -
Class B 0.00% (g)
 Unit Value, end of period ....................................     $  86.96        $ 100.42     --       --       --
 Net Assets (000's) ...........................................     $  1,217        $    301     --       --       --
 Number of units outstanding, end of period (000's) ...........           14               3     --       --       --
 Total Return .................................................       (13.41)%          0.46%    --       --       --
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000, Incentive Life 2000 Sales
1999 and after, Survivorship Incentive Life - Class B
0.60% (g)
 Unit Value, end of period ....................................     $  86.26        $ 100.23     --       --       --
 Net Assets (000's) ...........................................     $ 13,025        $  1,103     --       --       --
 Number of units outstanding, end of period (000's) ...........          151              11     --       --       --
 Total Return .................................................       (13.93)%          0.23%    --       --       --
IL Protector - Class B 0.80% (g)
 Unit Value, end of period ....................................     $  86.03        $ 100.16     --       --       --
 Net Assets (000's) ...........................................           --              --     --       --       --
 Number of units outstanding, end of period (000's) ...........           --              --     --       --       --
 Total Return .................................................       (14.11)%          0.16%    --       --       --
Survivorship 2000 - Class B 0.90% (g)
 Unit Value, end of period ....................................     $  85.92        $ 100.13     --       --       --
 Net Assets (000's) ...........................................     $    773        $    100     --       --       --
 Number of units outstanding, end of period (000's) ...........            9               1     --       --       --
 Total Return .................................................       (14.19)%          0.13%    --       --       --
Accumulator Life - Class B 1.35% (g)
 Unit Value, end of period ....................................     $  85.40        $  99.98     --       --       --
 Net Assets (000's) ...........................................           --              --     --       --       --
 Number of units outstanding, end of period (000's) ...........           --              --     --       --       --
 Total Return .................................................       (14.58)%         (0.02)%   --       --       --

----------
(a)  Units were made available for sale on May 1, 1997.
(b)  Units were made available for sale on August 20, 1997.
(c)  Units were made available for sale on June 4, 1999.
(d)  Units were made available for sale on August 30, 1999.
(e)  Units were made available for sale on May 22, 2000.
(f)  Units were made available for sale on June 22, 2000.
(g)  Units were made available for sale on October 22, 2000.
(h)  Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See
     Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l)  Units were made available for sale on August 1, 1997.
(m)  Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


8.  Accumulation Unit Values (Continued)


    Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units.


                                                                                 Years Ended December 31,
                                                             ----------------------------------------------------------------
                                                                 2001         2000         1999         1998         1997
                                                             ------------ ------------ ------------ ------------ ------------
EQ/FI Small/Mid Cap Value
-------------------------
IL Plus Original Series, IL COLI, Incentive Life COLI -
Class B 0.00% (a)
 Unit Value, end of period .................................  $  119.34    $  114.75    $  109.14     $ 107.21    $  119.13
 Net Assets (000's) ........................................  $  10,741    $   6,656    $   5,457     $  5,146    $   1,668
 Number of units outstanding, end of period (000's) ........         90           58           50           48           14
 Total Return ..............................................       4.00%        5.13%        1.80%      (10.02)%      19.13%
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000 - Class B 0.60% (a)
 Unit Value, end of period .................................  $  116.03    $  112.24    $  107.40     $ 106.14    $  118.65
 Net Assets (000's) ........................................  $   1,508    $  28,172    $  27,924     $ 29,082    $  21,594
 Number of units outstanding, end of period (000's) ........         13          251          260          274          182
 Total Return ..............................................       3.37%        4.51%        1.19%      (10.55)%      18.65%
IL Protector - Class B 0.80% (a)
 Unit Value, end of period .................................  $  114.94    $  111.42    $  106.82     $ 105.78    $  118.49
 Net Assets (000's) ........................................  $     460    $     223    $     214     $    106           --
 Number of units outstanding, end of period (000's) ........          4            2            2            1           --
 Total Return ..............................................       3.16%        4.30%        0.99%      (10.73)%      18.49%
Survivorship 2000 - Class B 0.90% (a)
 Unit Value, end of period .................................  $  114.40    $  111.01    $  106.54     $  105.60   $  118.41
 Net Assets (000's) ........................................  $   5,377    $   2,442    $   2,131     $  2,323    $     947
 Number of units outstanding, end of period (000's) ........         47           22           20           22            8
 Total Return ..............................................       3.06%        4.20%        0.88%      (10.82)%      18.41%
Incentive Life 2000 Sales 1999 and after,
Survivorship Incentive Life - Class B 0.60% (c)
 Unit Value, end of period .................................  $  112.71    $  109.03    $  104.33           --           --
 Net Assets (000's) ........................................  $  60,638    $     218           --           --           --
 Number of units outstanding, end of period (000's) ........        538            2           --           --           --
 Total Return ..............................................       3.37%        4.51%        1.19%          --           --
Accumulator Life - Class B 1.35% (f)
 Unit Value, end of period .................................  $   88.78    $   86.54           --           --           --
 Net Assets (000's) ........................................         --           --           --           --           --
 Number of units outstanding, end of period (000's) ........         --           --           --           --           --
 Total Return ..............................................       2.59%        3.73%          --           --           --

----------
(a)  Units were made available for sale on May 1, 1997.
(b)  Units were made available for sale on August 20, 1997.
(c)  Units were made available for sale on June 4, 1999.
(d)  Units were made available for sale on August 30, 1999.
(e)  Units were made available for sale on May 22, 2000.
(f)  Units were made available for sale on June 22, 2000.
(g)  Units were made available for sale on October 22, 2000.
(h)  Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See
     Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l)  Units were made available for sale on August 1, 1997.
(m)  Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


8. Accumulation Unit Values (Continued)

  Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units.


                                                                                 Years Ended December 31,
                                                                  -------------------------------------------------------
                                                                       2001            2000        1999     1998     1997
                                                                  -------------   -------------   ------   ------   -----
EQ/Janus Large Cap Growth
-------------------------
IL Plus Original Series, IL COLI, Incentive Life COLI -
Class B 0.00% (g)
 Unit Value, end of period ....................................     $  64.96        $  84.32      --       --       --
 Net Assets (000's) ...........................................     $  2,014        $    337      --       --       --
 Number of units outstanding, end of period (000's) ...........           31               4      --       --       --
 Total Return .................................................       (22.96)%        (15.70)%    --       --       --
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000, Incentive Life 2000 Sales
1999 and after, Survivorship Incentive Life - Class B
0.60% (g)
 Unit Value, end of period ....................................     $  64.44        $  84.15      --       --       --
 Net Assets (000's) ...........................................     $ 11,148        $  3,029      --       --       --
 Number of units outstanding, end of period (000's) ...........          173              36      --       --       --
 Total Return .................................................       (23.42)%        (15.85)%    --       --       --
IL Protector - Class B 0.80% (g)
 Unit Value, end of period ....................................     $  64.27        $  84.10      --       --       --
 Net Assets (000's) ...........................................     $     64              --      --       --       --
 Number of units outstanding, end of period (000's) ...........            1              --      --       --       --
 Total Return .................................................       (23.58)%        (15.90)%    --       --       --
Survivorship 2000 - Class B 0.90% (g)
 Unit Value, end of period ....................................     $  64.18        $  84.07      --       --       --
 Net Assets (000's) ...........................................     $    385        $    168      --       --       --
 Number of units outstanding, end of period (000's) ...........            6               2      --       --       --
 Total Return .................................................       (23.66)%        (15.93)%    --       --       --
Accumulator Life - Class B 1.35% (g)
 Unit Value, end of period ....................................     $  63.79        $  83.94      --       --       --
 Net Assets (000's) ...........................................           --              --      --       --       --
 Number of units outstanding, end of period (000's) ...........           --              --      --       --       --
 Total Return .................................................       (24.01)%        (16.06)%    --       --       --

----------
(a)  Units were made available for sale on May 1, 1997.
(b)  Units were made available for sale on August 20, 1997.
(c)  Units were made available for sale on June 4, 1999.
(d)  Units were made available for sale on August 30, 1999.
(e)  Units were made available for sale on May 22, 2000.
(f)  Units were made available for sale on June 22, 2000.
(g)  Units were made available for sale on October 22, 2000.
(h)  Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See
     Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l)  Units were made available for sale on August 1, 1997.
(m)  Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


8.  Accumulation Unit Values (Continued)

    Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units.


                                                                             Years Ended December 31,
                                                                  -----------------------------------------------
                                                                      2001        2000     1999     1998     1997
                                                                  ------------   ------   ------   ------   -----
EQ/Marsico Focus
----------------
IL Plus Original Series, IL COLI, Incentive Life COLI -
Class B 0.00% (h)
 Unit Value, end of period ....................................    $  106.25     --       --       --       --
 Net Assets (000's) ...........................................           --     --       --       --       --
 Number of units outstanding, end of period (000's) ...........           --     --       --       --       --
 Total Return .................................................         6.25%    --       --       --       --
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000, Incentive Life 2000 Sales
1999 and after, Survivorship Incentive Life - Class B
0.60% (h)
 Unit Value, end of period ....................................    $  106.09     --       --       --       --
 Net Assets (000's) ...........................................    $     637     --       --       --       --
 Number of units outstanding, end of period (000's) ...........            6     --       --       --       --
 Total Return .................................................         6.09%    --       --       --       --
IL Protector - Class B 0.80% (h)
 Unit Value, end of period ....................................    $  106.04     --       --       --       --
 Net Assets (000's) ...........................................           --     --       --       --       --
 Number of units outstanding, end of period (000's) ...........           --     --       --       --       --
 Total Return .................................................         6.04%    --       --       --       --
Survivorship 2000 - Class B 0.90% (h)
 Unit Value, end of period ....................................    $  106.01     --       --       --       --
 Net Assets (000's) ...........................................    $     106     --       --       --       --
 Number of units outstanding, end of period (000's) ...........            1     --       --       --       --
 Total Return .................................................         6.01%    --       --       --       --
Accumulator Life - Class B 1.35% (h)
 Unit Value, end of period ....................................    $  105.90     --       --       --       --
 Net Assets (000's) ...........................................           --     --       --       --       --
 Number of units outstanding, end of period (000's) ...........           --     --       --       --       --
 Total Return .................................................         5.90%    --       --       --       --

----------
(a)  Units were made available for sale on May 1, 1997.
(b)  Units were made available for sale on August 20, 1997.
(c)  Units were made available for sale on June 4, 1999.
(d)  Units were made available for sale on August 30, 1999.
(e)  Units were made available for sale on May 22, 2000.
(f)  Units were made available for sale on June 22, 2000.
(g)  Units were made available for sale on October 22, 2000.
(h)  Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See
     Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l)  Units were made available for sale on August 1, 1997.
(m)  Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


8.  Accumulation Unit Values (Continued)


    Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units.


                                                                                 Years Ended December 31,
                                                             ----------------------------------------------------------------
                                                                 2001         2000         1999         1998         1997
                                                             ------------ ------------ ------------ ------------ ------------
EQ/Mercury Basic Value Equity
-----------------------------
IL Plus Original Series, IL COLI, Incentive Life COLI -
Class B 0.00% (a)
 Unit Value, end of period .................................  $  183.25    $  173.64    $  155.30     $ 130.57    $  117.02
 Net Assets (000's) ........................................  $  17,592    $  12,676    $   6,678     $  2,873    $     585
 Number of units outstanding, end of period (000's) ........         96           73           43           22            5
 Total Return ..............................................       5.53%       11.81%       19.00%       11.59%       17.02%
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000, Incentive Life 2000 Series
1999 and after - Class B 0.60% (a)
 Unit Value, end of period .................................  $  178.18    $  169.86    $  152.83     $ 129.27    $  116.55
 Net Assets (000's) ........................................  $  68,777    $  35,161    $  29,649     $ 15,512    $   4,779
 Number of units outstanding, end of period (000's) ........        386          207          194          120           41
 Total Return ..............................................       4.90%       11.14%       18.23%       10.91%       16.55%
IL Protector - Class B 0.80% (a)
 Unit Value, end of period .................................  $  176.51    $  168.61    $  152.01     $ 128.84    $  166.40
 Net Assets (000's) ........................................  $     706    $     506    $     304     $    129           --
 Number of units outstanding, end of period (000's) ........          4            3            2            1           --
 Total Return ..............................................       4.69%       10.92%       17.98%      (22.57)%      16.40%
Survivorship 2000 - Class B 0.90% (a)
 Unit Value, end of period .................................  $  175.68    $  167.99    $  151.61     $ 128.62    $  116.32
 Net Assets (000's) ........................................  $   8,081    $   4,368    $   2,881     $  1,543    $     349
 Number of units outstanding, end of period (000's) ........         46           26           19           12            3
 Total Return ..............................................       4.58%       10.81%       17.87%       10.58%       16.32%
Survivorship Incentive Life - Class B 0.60% (c)
 Unit Value, end of period .................................  $  116.52    $  111.08     $  99.95           --           --
 Net Assets (000's) ........................................  $   2,330    $     778     $    200           --           --
 Number of units outstanding, end of period (000's) ........         20            7            2           --           --
 Total Return ..............................................       4.90%       11.14%       18.23%          --           --
Accumulator Life - Class B 1.35% (f)
 Unit Value, end of period .................................  $  132.83     $ 127.60           --           --           --
 Net Assets (000's) ........................................         --           --           --           --           --
 Number of units outstanding, end of period (000's) ........         --           --           --           --           --
 Total Return ..............................................       4.10%       10.31%          --           --           --

----------
(a)  Units were made available for sale on May 1, 1997.
(b)  Units were made available for sale on August 20, 1997.
(c)  Units were made available for sale on June 4, 1999.
(d)  Units were made available for sale on August 30, 1999.
(e)  Units were made available for sale on May 22, 2000.
(f)  Units were made available for sale on June 22, 2000.
(g)  Units were made available for sale on October 22, 2000.
(h)  Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See
     Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l)  Units were made available for sale on August 1, 1997.
(m)  Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


8.  Accumulation Unit Values (Continued)

    Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units.


                                                                                  Years Ended December 31,
                                                             ------------------------------------------------------------------
                                                                  2001          2000         1999         1998         1997
                                                             ------------- ------------- ------------ ------------ ------------
EQ/MFS Emerging Growth Companies
--------------------------------
IL Plus Original Series 2000, IL COLI, Incentive Life
COLI - Class B 0.00% (a)
 Unit Value, end of period .................................   $ 153.10      $ 232.15      $ 286.03    $  164.70    $  122.44
 Net Assets (000's) ........................................   $ 24,190      $ 33,662      $ 28,031    $   5,106    $     490
 Number of units outstanding, end of period (000's) ........        158           145            98           31            4
 Total Return ..............................................     (34.05)%      (18.56)%       73.62%       34.51%       22.44%
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000, Incentive Life 2000 Sales
1999 and after - Class B 0.60% (a)
 Unit Value, end of period .................................   $ 148.86      $ 227.09      $ 281.48    $  163.05    $  121.95
 Net Assets (000's) ........................................   $173,124      $254,795      $193,377    $  47,121    $   9,146
 Number of units outstanding, end of period (000's) ........      1,163         1,122           687          289           75
 Total Return ..............................................     (34.57)%      (19.32)%       72.63%       33.71%       21.95%
IL Protector - Class B 0.80% (a)
 Unit Value, end of period .................................   $ 147.47      $ 225.42      $ 279.97    $  162.51    $  121.78
 Net Assets (000's) ........................................   $  1,327      $  1,578      $  1,400    $     325           --
 Number of units outstanding, end of period (000's) ........          9             7             5            2           --
 Total Return ..............................................     (34.57)%      (19.48)%       72.28%       33.45%       21.78%
Survivorship 2000 - Class B 0.90% (a)
 Unit Value, end of period .................................   $ 146.78      $ 224.60      $ 279.22    $  162.23    $  121.70
 Net Assets (000's) ........................................   $ 11,155      $ 17,070      $ 14,799    $   3,407    $     730
 Number of units outstanding, end of period (000's) ........         76            76            53           21            6
 Total Return ..............................................     (34.65)%      (19.56)%       72.11%       33.31%       21.70%
Survivorship Incentive Life - Class B 0.60% (c)
 Unit Value, end of period .................................   $  85.53      $ 130.48      $ 161.73           --           --
 Net Assets (000's) ........................................   $  6,329      $  5,480      $    485           --           --
 Number of units outstanding, end of period (000's) ........         74            42             3           --           --
 Total Return ..............................................     (34.45)%      (19.32)%       72.63%          --           --
Accumulator Life - Class B 1.35% (f)
 Unit Value, end of period .................................   $  96.14      $ 147.79            --           --           --
 Net Assets (000's) ........................................         --            --            --           --           --
 Number of units outstanding, end of period (000's) ........         --            --            --           --           --
 Total Return ..............................................     (34.95)%      (19.93)%          --           --           --

----------
(a)  Units were made available for sale on May 1, 1997.
(b)  Units were made available for sale on August 20, 1997.
(c)  Units were made available for sale on June 4, 1999.
(d)  Units were made available for sale on August 30, 1999.
(e)  Units were made available for sale on May 22, 2000.
(f)  Units were made available for sale on June 22, 2000.
(g)  Units were made available for sale on October 22, 2000.
(h)  Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See
     Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l)  Units were made available for sale on August 1, 1997.
(m)  Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


8. Accumulation Unit Values (Continued)


  Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units.


                                                                                    Years Ended December 31,
                                                                  ------------------------------------------------------------
                                                                       2001           2000           1999        1998     1997
                                                                  -------------   ------------   ------------   ------   -----
EQ/MFS Investors Trust
----------------------
IL Plus Original Series, IL COLI, Incentive Life COLI -
Class B 0.00% (c)
 Unit Value, end of period ....................................     $  86.36        $ 102.79      $  103.50     --       --
 Net Assets (000's) ...........................................     $    518        $    411      $     104     --       --
 Number of units outstanding, end of period (000's) ...........            6               4              1     --       --
 Total Return .................................................       (15.98)%         (0.77)%         8.76%    --       --
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000, Incentive Life 2000 Sales
1999 and after, Survivorship Incentive Life - Class B
0.60% (c)
 Unit Value, end of period ....................................     $  85.03        $ 101.82      $  103.15     --       --
 Net Assets (000's) ...........................................     $  3,486        $  1,731      $     309     --       --
 Number of units outstanding, end of period (000's) ...........           41              17              3     --       --
 Total Return .................................................       (16.49)%         (1.29)%         8.06%    --       --
IL Protector - Class B 0.80% (c)
 Unit Value, end of period ....................................     $  84.59        $ 101.50      $  103.03     --       --
 Net Assets (000's) ...........................................           --              --             --     --       --
 Number of units outstanding, end of period (000's) ...........           --              --             --     --       --
 Total Return .................................................       (16.66)%         (1.48)%         7.85%    --       --
Survivorship 2000 - Class B 0.90% (c)
 Unit Value, end of period ....................................     $  84.37        $ 101.34      $  102.97     --       --
 Net Assets (000's) ...........................................     $     84        $    101             --     --       --
 Number of units outstanding, end of period (000's) ...........            1               1             --     --       --
 Total Return .................................................       (16.74)%         (1.58)%         7.74%    --       --
Accumulator Life - Class B 1.35% (f)
 Unit Value, end of period ....................................     $  84.83        $ 102.36             --     --       --
 Net Assets (000's) ...........................................           --              --             --     --       --
 Number of units outstanding, end of period (000's) ...........           --              --             --     --       --
 Total Return .................................................       (17.12)%          2.03%            --     --       --

----------
(a)  Units were made available for sale on May 1, 1997.
(b)  Units were made available for sale on August 20, 1997.
(c)  Units were made available for sale on June 4, 1999.
(d)  Units were made available for sale on August 30, 1999.
(e)  Units were made available for sale on May 22, 2000.
(f)  Units were made available for sale on June 22, 2000.
(g)  Units were made available for sale on October 22, 2000.
(h)  Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See
     Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l)  Units were made available for sale on August 1, 1997.
(m)  Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


8.  Accumulation Unit Values (Continued)

    Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units.

                                                                                 Years Ended December 31,
                                                             ----------------------------------------------------------------
                                                                 2001         2000         1999         1998         1997
                                                             ------------ ------------ ------------ ------------ ------------
EQ/MFS Research
---------------
IL Plus Original Series, IL COLI, Incentive Life COLI -
Class B 0.00% (a)
 Unit Value, end of period .................................   $ 131.34     $ 167.99    $  177.32    $  144.03    $  116.05
 Net Assets (000's) ........................................   $ 10,770     $ 12,095    $   7,270    $   3,025    $     348
 Number of units outstanding, end of period (000's) ........         82           72           41           21            3
 Total Return ..............................................     (21.82)%      (5.25)%      23.12%       24.11%       16.05%
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000, Incentive Life 2000 Sales
1999 and after - Class B 0.60% (a)
 Unit Value, end of period .................................   $ 127.70     $ 164.33    $  174.50    $  142.59    $  115.59
 Net Assets (000's) ........................................   $ 41,247     $ 48,477    $  36,645    $  22,672    $   6,589
 Number of units outstanding, end of period (000's) ........        323          295          210          159           57
 Total Return ..............................................     (22.29)%      (5.83)%      22.38%       23.36%       15.59%
IL Protector - Class B 0.80% (a)
 Unit Value, end of period .................................   $ 126.51     $ 163.12    $  173.56    $  142.11     $ 115.43
 Net Assets (000's) ........................................   $    506     $    489    $     347    $     142           --
 Number of units outstanding, end of period (000's) ........          4            3            2            1           --
 Total Return ..............................................     (22.44)%      (6.02)%      22.13%       23.11%       15.43%
Survivorship 2000 - Class B 0.90% (a)
 Unit Value, end of period .................................   $ 125.91     $ 162.52    $  173.10    $  141.87    $  115.36
 Net Assets (000's) ........................................   $  3,525     $  4,876    $   3,981    $   2,128    $     346
 Number of units outstanding, end of period (000's) ........         28           30           23           15            3
 Total Return ..............................................     (22.53)%      (6.11)%      22.01%       22.98%       15.36%
Survivorship Incentive Life - Class B 0.60% (c)
 Unit Value, end of period .................................   $  85.96     $ 110.61    $  117.46           --           --
 Net Assets (000's) ........................................   $  1,461     $  1,106    $     117           --           --
 Number of units outstanding, end of period (000's) ........         17           10            1           --           --
 Total Return ..............................................     (22.29)%      (5.83)%      22.38%          --           --
Accumulator Life - Class B 1.35% (f)
 Unit Value, end of period .................................   $  88.20     $ 114.37           --           --           --
 Net Assets (000's) ........................................         --           --           --           --           --
 Number of units outstanding, end of period (000's) ........         --           --           --           --           --
 Total Return ..............................................     (22.88)%      (6.58)%         --           --           --

----------
(a)  Units were made available for sale on May 1, 1997.
(b)  Units were made available for sale on August 20, 1997.
(c)  Units were made available for sale on June 4, 1999.
(d)  Units were made available for sale on August 30, 1999.
(e)  Units were made available for sale on May 22, 2000.
(f)  Units were made available for sale on June 22, 2000.
(g)  Units were made available for sale on October 22, 2000.
(h)  Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See
     Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l)  Units were made available for sale on August 1, 1997.
(m)  Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2001


8. Accumulation Unit Values (Continued)


  Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units.


                                                                                 Years Ended December 31,
                                                             ----------------------------------------------------------------
                                                                 2001         2000         1999         1998         1997
                                                             ------------ ------------ ------------ ------------ ------------
EQ/Putnam Growth and Income Value
---------------------------------
IL Plus Original Series, IL COLI, Incentive Life COLI -
Class B 0.00% (a)
 Unit Value, end of period .................................   $ 128.70    $  138.10     $ 129.34    $  131.12    $  116.22
 Net Assets (000's) ........................................   $  5,405    $   4,972     $  3,622    $   2,229    $     581
 Number of units outstanding, end of period (000's) ........         42           36           28           17            5
 Total Return ..............................................      (6.81)%       6.78%       (1.36)%      12.82%       16.22%
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000, Incentive Life 2000 Sales
1999 and after - Class B 0.60% (a)
 Unit Value, end of period .................................   $ 125.14    $  135.09     $ 127.28    $  129.81    $  115.75
 Net Assets (000's) ........................................   $ 19,897    $  16,616     $ 16,165    $  12,981    $   4,862
 Number of units outstanding, end of period (000's) ........        159          123          127          100           42
 Total Return ..............................................      (7.37)%       6.14%       (1.95)%      12.14%       15.75%
IL Protector - Class B 0.80% (a)
 Unit Value, end of period .................................   $ 123.96    $  134.10     $ 126.60    $  129.37    $  115.59
 Net Assets (000's) ........................................   $    248    $     268     $    253    $     129           --
 Number of units outstanding, end of period (000's) ........          2            2            2            1           --
 Total Return ..............................................      (7.56)%       5.92%       (2.14)%      11.92%       13.87%
Survivorship 2000 - Class B 0.90% (a)
 Unit Value, end of period .................................   $ 123.38    $  133.60     $ 126.25    $  129.15    $  115.52
 Net Assets (000's) ........................................   $  1,974    $   1,870     $  1,768    $   1,292    $     231
 Number of units outstanding, end of period (000's) ........         16           14           14           10            2
 Total Return ..............................................      (7.65)%       5.82%       (2.25)%      11.80%       15.52%
Survivorship Incentive Life - Class B 0.60% (c)
 Unit Value, end of period .................................   $  87.82    $   94.81     $  89.32          --           --
 Net Assets (000's) ........................................   $  1,405    $     758     $     89           --           --
 Number of units outstanding, end of period (000's) ........         16            8            1           --           --
 Total Return ..............................................      (7.37)%       6.14%       (1.95)%         --           --
Accumulator Life - Class B 1.35% (f)
 Unit Value, end of period .................................   $  95.74    $  104.15           --           --           --
 Net Assets (000's) ........................................         --           --           --           --           --
 Number of units outstanding, end of period (000's) ........         --           --           --           --           --
 Total Return ..............................................      (8.07)%       5.34%          --           --           --

----------
(a)  Units were made available for sale on May 1, 1997.
(b)  Units were made available for sale on August 20, 1997.
(c)  Units were made available for sale on June 4, 1999.
(d)  Units were made available for sale on August 30, 1999.
(e)  Units were made available for sale on May 22, 2000.
(f)  Units were made available for sale on June 22, 2000.
(g)  Units were made available for sale on October 22, 2000.
(h)  Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See
     Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l)  Units were made available for sale on August 1, 1997.
(m)  Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2001


8. Accumulation Unit Values (Concluded)

  Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units.


                                                                                 Years Ended December 31,
                                                             ----------------------------------------------------------------
                                                                  2001         2000         1999         1998         1997
                                                             ------------- ------------ ------------ ------------ -----------
EQ/T. Rowe Price International Stock
------------------------------------
IL Plus Original Series, IL COLI, Incentive Life COLI -
Class B 0.00%
 Unit Value, end of period .................................   $  93.88      $ 120.09    $  147.67    $  111.99     $ 98.50
 Net Assets (000's) ........................................   $ 10,608      $ 11,889    $  11,371    $   4,928     $ 1,182
 Number of units outstanding, end of period (000's) ........        113            99           77           44          12
 Total Return ..............................................     (21.83)%      (18.68)%      31.87%       13.70%      (1.50)%
Incentive Life, Incentive Life 2000, Incentive Life
Plus, Champion 2000, Incentive Life 2000 Sales
1999 and after - Class B 0.60%
 Unit Value, end of period .................................   $  91.28      $ 117.47    $ 145.32     $ 110.87      $ 98.10
 Net Assets (000's) ........................................   $ 36,056      $ 39,235    $  36,621    $  22,728     $11,968
 Number of units outstanding, end of period (000's) ........        395           334          252          205         122
 Total Return ..............................................     (22.30)%      (19.16)%      31.08%       13.01%      (1.90)%
IL Protector - Class B 0.80% (a)
 Unit Value, end of period .................................   $  90.42      $ 116.61    $  144.54    $  110.50     $ 97.97
 Net Assets (000's) ........................................   $    181      $    233    $     289    $     111          --
 Number of units outstanding, end of period (000's) ........          2             2            2            1          --
 Total Return ..............................................     (22.46)%       11.96%        2.73%        8.20%      21.48%
Survivorship 2000 - Class B 0.90%
 Unit Value, end of period .................................   $  90.00      $ 116.18    $  144.16    $  110.31     $ 97.90
 Net Assets (000's) ........................................   $  4,680      $  4,996    $   4,757    $   2,758     $   979
 Number of units outstanding, end of period (000's) ........         52            43           33           25          10
 Total Return ..............................................     (22.53)%     (19.41)%       30.68%       12.67%      (2.10)%
Survivorship Incentive Life - Class B 0.60% (c)
 Unit Value, end of period .................................   $  81.73      $ 105.18    $  130.11           --          --
 Net Assets (000's) ........................................   $  1,308      $    947    $     130           --          --
 Number of units outstanding, end of period (000's) ........         16             9            1           --          --
 Total Return ..............................................     (22.29)%      (19.16)%      30.08%          --          --
Accumulator Life - Class B 1.35% (f)
 Unit Value, end of period .................................   $  79.63      $ 103.27           --           --          --
 Net Assets (000's) ........................................         --            --           --           --          --
 Number of units outstanding, end of period (000's) ........         --            --           --           --          --
 Total Return ..............................................     (22.89)%      (19.77)%         --           --          --

----------
(a)  Units were made available for sale on May 1, 1997.
(b)  Units were made available for sale on August 20, 1997.
(c)  Units were made available for sale on June 4, 1999.
(d)  Units were made available for sale on August 30, 1999.
(e)  Units were made available for sale on May 22, 2000.
(f)  Units were made available for sale on June 22, 2000.
(g)  Units were made available for sale on October 22, 2000.
(h)  Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See
     Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l)  Units were made available for sale on August 1, 1997.
(m)  Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

DECEMBER 31, 2001


9.  Investment Income Ratio

    Shown below is the Investment Income ratio throughout the periods indicated. These amounts represent the dividends, excluding distributions of capital gains, received by the Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in the unit values. The recognition of investment income by the Account is affected by the timing of the declaration of dividends by the underlying fund in which the Account invests.


                                                                               Years Ended December 31,
                                                            --------------------------------------------------------------
                                                               2001         2000         1999         1998         1997
                                                            ----------   ----------   ----------   ----------   ----------
 EQ/Aggressive Stock ....................................   0.49%         0.36%        0.33%        0.45%       0.15%
 EQ/Alliance Common Stock ...............................   2.37%         0.61%        0.59%        0.61%       0.56%
 EQ/Alliance Global .....................................     --          0.17%          --         1.16%       1.95%
 EQ/Alliance Growth and Income ..........................   1.03%         0.94%        0.27%        0.33%       1.01%
 EQ/Alliance Growth Investors ...........................   1.98%         1.81%        1.57%        2.01%       2.51%
 EQ/Alliance High Yield .................................   9.74%        10.46%       10.74%       10.51%       9.62%
 EQ/Alliance Intermediate Government Securities .........   4.25%         5.48%        5.14%        5.11%       5.55%
 EQ/Alliance International ..............................   1.61%         0.45%          --         1.89%       2.81%
 EQ/Alliance Money Market ...............................   3.41%         5.76%        4.74%        5.00%       4.73%
 EQ/Alliance Premier Growth .............................     --          0.93%        0.76%          --          --
 EQ/Alliance Quality Bond ...............................   3.06%         7.32%        5.34%        5.53%       6.22%
 EQ/Alliance Small Cap Growth ...........................   1.04%           --           --         0.01%       0.05%
 EQ/Alliance Technology .................................   0.01%           --           --           --          --
 EQ/AXP New Dimensions ..................................   0.24%         0.40%          --           --          --
 EQ/AXP Strategy Aggressive .............................     --          0.39%          --           --          --
 EQ/Balanced ............................................   2.85%         3.23%        2.75%        2.65%       3.22%
 EQ/Bernstein Diversified Value .........................   1.39%         2.16%          --           --          --
 EQ/Capital Guardian Research ...........................   0.26%         2.11%        0.48%          --          --
 EQ/Capital Guardian US Equity ..........................   0.48%         2.75%        1.56%          --          --
 EQ/Emerging Markets Equity .............................     --          7.80%        1.77%        0.48%       0.87%
 EQ/Equity 500 Index ....................................   1.04%         0.64%        1.12%        1.15%       1.53%
 EQ/Evergreen Omega .....................................   0.01%         0.36%        1.04%          --          --
 EQ/FI Mid Cap ..........................................   0.24%         0.39%          --           --          --
 EQ/FI Small/Mid Cap Value ..............................   0.71%         1.01%        0.18%        0.51%       1.37%
 EQ/Janus Large Cap Growth ..............................   0.01%         0.33%          --           --          --
 EQ/Marsico Focus .......................................     --            --           --           --          --
 EQ/Mercury Basic Value Equity ..........................   3.87%         5.50%        8.01%        6.05%       2.41%
 EQ/MFS Emerging Growth Companies .......................   0.02%         2.02%        2.92%          --        5.91%
 EQ/MFS Investors Trust .................................   0.54%         0.54%        0.92%          --          --
 EQ/MFS Research ........................................   0.11%         0.89%        2.90%        0.37%       2.43%
 EQ/Putnam Growth & Income Value ........................   1.02%         1.05%        7.93%        2.20%       2.02%
 EQ/T. Rowe Price International Stock ...................   0.21%         0.03%        1.88%        1.02%       0.03%

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholder of The Equitable Life Assurance Society of the United States

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of earnings, of shareholder's equity and comprehensive income and of cash flows present fairly, in all material respects, the financial position of The Equitable Life Assurance Society of the United States and its subsidiaries ("Equitable Life") at December 31, 2001 and December 31, 2000, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2001 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of Equitable Life's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.




PricewaterhouseCoopers LLP
New York, New York
February 6, 2002, except as to Note 15, for which the date is February 28, 2002

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2001 AND 2000

                                                                DECEMBER 31  December 31,
                                                                   2001         2000
                                                                ------------ ------------
                                                                       (IN MILLIONS)
ASSETS
Investments:
  Fixed maturities:
    Available for sale, at estimated fair value .............   $   23,265.9   $   20,659.4
    Held to maturity, at amortized cost .....................           --            204.6
  Mortgage loans on real estate .............................        4,333.3        4,712.6
  Equity real estate ........................................          875.7        1,017.8
  Policy loans ..............................................        4,100.7        4,034.6
  Other equity investments ..................................          756.6        2,427.2
  Other invested assets .....................................          738.2          765.8
                                                                ------------   ------------
      Total investments .....................................       34,070.4       33,822.0
Cash and cash equivalents ...................................          627.8        2,116.8
Cash and securities segregated, at estimated fair value .....        1,415.2        1,306.3
Broker-dealer related receivables ...........................        1,950.9        1,900.3
Deferred policy acquisition costs ...........................        5,513.7        5,128.8
Intangible assets, net ......................................        3,370.2        3,525.8
Amounts due from reinsurers .................................        2,233.7        2,097.9
Loans to affiliates .........................................          400.0           --
Other assets ................................................        3,754.1        3,787.4
Separate Accounts assets ....................................       46,947.3       51,705.9
                                                                ------------   ------------

TOTAL ASSETS ................................................   $  100,283.3   $  105,391.2
                                                                ============   ============

LIABILITIES
Policyholders' account balances .............................   $   20,939.1   $   20,445.8
Future policy benefits and other policyholders liabilities ..       13,539.4       13,432.1
Broker-dealer related payables ..............................        1,260.7        1,283.0
Customers related payables ..................................        1,814.5        1,636.9
Amounts due to reinsurers ...................................          798.5          730.3
Short-term and long-term debt ...............................        1,475.5        1,630.2
Federal income taxes payable ................................        1,885.0        2,003.3
Other liabilities ...........................................        1,702.0        1,650.7
Separate Accounts liabilities ...............................       46,875.5       51,632.1
Minority interest in equity of consolidated subsidiaries ....        1,776.0        1,820.4
Minority interest subject to redemption rights ..............          651.4          681.1
                                                                ------------   ------------
      Total liabilities .....................................       92,717.6       96,945.9
                                                                ------------   ------------

Commitments and contingencies (Notes 11, 13, 14, 15, 16)

SHAREHOLDER'S EQUITY
Common stock, $1.25 par value, 2.0 million shares authorized,
  issued and outstanding ....................................            2.5            2.5
Capital in excess of par value ..............................        4,694.6        4,723.8
Retained earnings ...........................................        2,653.2        3,706.2
Accumulated other comprehensive income ......................          215.4           12.8
                                                                ------------   ------------
      Total shareholder's equity ............................        7,565.7        8,445.3
                                                                ------------   ------------

TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY ..................   $  100,283.3   $  105,391.2
                                                                ============   ============

                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                       CONSOLIDATED STATEMENTS OF EARNINGS
                  YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                                    2001          2000          1999
                                                                 ----------    ----------    ----------
                                                                             (IN MILLIONS)
REVENUES
Universal life and investment-type product policy fee
  income .....................................................   $  1,342.3    $  1,413.3    $  1,257.5
Premiums .....................................................      1,019.9       1,175.0       1,177.1
Net investment income ........................................      2,404.3       2,751.9       2,815.1
Gain on sale of equity investee ..............................         --         1,962.0          --
Investment losses, net .......................................       (207.3)       (791.8)       (108.2)
Commissions, fees and other income ...........................      3,108.5       2,730.8       2,178.2
                                                                 ----------    ----------    ----------
      Total revenues .........................................      7,667.7       9,241.2       7,319.7
                                                                 ----------    ----------    ----------

BENEFITS AND OTHER DEDUCTIONS
Policyholders' benefits ......................................      1,886.9       2,060.3       2,048.6
Interest credited to policyholders' account balances .........        981.7       1,048.5       1,092.8
Compensation and benefits ....................................      1,221.1         809.0       1,020.1
Commissions ..................................................        742.1         779.3         528.7
Distribution plan payments ...................................        488.0         476.0         346.6
Amortization of deferred sales commissions ...................        230.8         219.7         163.9
Interest expense .............................................        102.6         116.3          93.0
Amortization of deferred policy acquisition costs ............        287.9         309.0         380.0
Capitalization of deferred policy acquisition costs ..........       (746.4)       (778.1)       (709.8)
Writedown of deferred policy acquisition costs ...............         --            --           131.7
Rent expense .................................................        156.2         120.1         113.9
Amortization of intangible assets, net .......................        178.2          65.0           4.9
Expenses related to AXA's minority interest acquisition ......         --           493.9          --
Other operating costs and expenses ...........................        845.7         936.7         795.4
                                                                 ----------    ----------    ----------
      Total benefits and other deductions ....................      6,374.8       6,655.7       6,009.8
                                                                 ----------    ----------    ----------

Earnings from continuing operations before Federal
  income taxes and minority interest .........................      1,292.9       2,585.5       1,309.9
Federal income tax expense ...................................       (316.2)       (958.3)       (332.0)
Minority interest in net income of consolidated subsidiaries .       (370.1)       (330.3)       (199.4)
                                                                 ----------    ----------    ----------

Earnings from continuing operations ..........................        606.6       1,296.9         778.5
Earnings from discontinued operations, net of Federal
    income taxes .............................................         43.9          58.6          28.1
Cumulative effect of accounting change, net of Federal
    income taxes .............................................         (3.5)         --            --
                                                                 ----------    ----------    ----------
Net Earnings .................................................   $    647.0    $  1,355.5    $    806.6
                                                                 ==========    ==========    ==========


                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY AND COMPREHENSIVE INCOME
                  YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                                  2001          2000          1999
                                                               ----------    ----------    ----------
                                                                            (IN MILLIONS)
Common stock, at par value, beginning and end of year ......   $      2.5    $      2.5    $      2.5
                                                               ----------    ----------    ----------

Capital in excess of par value, beginning of year ..........      4,723.8       3,557.2       3,110.2
(Decrease) increase in additional paid in capital in
  excess of par value ......................................        (29.2)      1,166.6         447.0
                                                               ----------    ----------    ----------
Capital in excess of par value, end of year ................      4,694.6       4,723.8       3,557.2
                                                               ----------    ----------    ----------

Retained earnings, beginning of year .......................      3,706.2       2,600.7       1,944.1
Net earnings ...............................................        647.0       1,355.5         806.6
Shareholder dividends paid .................................     (1,700.0)       (250.0)       (150.0)
                                                               ----------    ----------    ----------
Retained earnings, end of year .............................      2,653.2       3,706.2       2,600.7
                                                               ----------    ----------    ----------

Accumulated other comprehensive income (loss),
  beginning of year ........................................         12.8        (392.9)        355.8
Other comprehensive income (loss) ..........................        202.6         405.7        (748.7)
                                                               ----------    ----------    ----------
Accumulated other comprehensive income (loss), end of year .        215.4          12.8        (392.9)
                                                               ----------    ----------    ----------

TOTAL SHAREHOLDER'S EQUITY, END OF YEAR ....................   $  7,565.7    $  8,445.3    $  5,767.5
                                                               ==========    ==========    ==========

COMPREHENSIVE INCOME
Net earnings ...............................................   $    647.0    $  1,355.5    $    806.6
                                                               ----------    ----------    ----------
Change in unrealized gains (losses), net of reclassification
   adjustments .............................................        202.6         405.7        (776.9)
Minimum pension liability adjustment .......................         --            --            28.2
                                                               ----------    ----------    ----------
Other comprehensive income (loss) ..........................        202.6         405.7        (748.7)
                                                               ----------    ----------    ----------
COMPREHENSIVE INCOME .......................................   $    849.6    $  1,761.2    $     57.9
                                                               ==========    ==========    ==========












                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999



                                                                               2001          2000          1999
                                                                           -----------    ----------    -----------
                                                                                        (IN MILLIONS)

Net earnings .........................................................     $     647.0    $  1,355.5    $     806.6
Adjustments to reconcile net earnings to net cash provided
  by operating activities:
  Interest credited to policyholders' account balances ...............           981.7       1,048.5        1,092.8
  Universal life and investment-type product
    policy fee income ................................................        (1,342.3)     (1,413.3)      (1,257.5)
  Net change in broker-dealer and customer related
    receivables/payables .............................................           181.0        (422.9)        (119.9)
  Gain on sale of equity investee ....................................            --        (1,962.0)          --
  Investment losses, net .............................................           207.3         791.8          108.2
  Expenses related to AXA's minority interest acquisition ............            --           493.9           --
  Change in deferred policy acquisition costs ........................          (456.5)       (462.4)        (195.2)
  Change in future policy benefits ...................................           (15.1)       (825.6)          23.8
  Change in property and equipment ...................................          (228.5)       (321.0)        (256.3)
  Change in Federal income tax payable ...............................          (231.5)      2,100.2          134.8
  Purchase of segregated cash and securities, net ....................          (108.8)       (610.4)          --
  Other, net .........................................................           485.4         289.3           18.7
                                                                           -----------    ----------    -----------

Net cash provided by operating activities ............................           119.7          61.6          356.0
                                                                           -----------    ----------    -----------

Cash flows from investing activities:
  Maturities and repayments ..........................................         2,454.6       2,525.3        2,512.3
  Sales ..............................................................         9,285.2       8,069.2        7,729.5
  Purchases ..........................................................       (11,833.9)     (9,660.0)     (11,439.5)
  Decrease (increase) in short-term investments ......................           159.6         141.5         (182.0)
  Sale of equity investee ............................................            --         1,580.6           --
  Subsidiary acquisition .............................................            --        (1,480.0)          --
  Loans to affiliates ................................................          (400.0)         --             --
  Other, net .........................................................           (79.4)       (162.1)         (94.0)
                                                                           -----------    ----------    -----------

Net cash (used) provided by investing activities .....................          (413.9)      1,014.5       (1,473.7)
                                                                           -----------    ----------    -----------

Cash flows from financing activities: Policyholders' account balances:
    Deposits .........................................................         3,198.8       2,695.6        2,403.3
    Withdrawals and transfers to Separate Accounts ...................        (2,458.1)     (3,941.8)      (1,818.7)
  Net (decrease) increase in short-term financings ...................          (552.8)        225.2          378.2
  Additions to long-term debt ........................................           398.1            .3             .2
  Shareholder dividends paid .........................................        (1,700.0)       (250.0)        (150.0)
  Proceeds from newly issued Alliance units ..........................            --         1,600.0           --
  Other, net .........................................................           (80.8)         15.6         (183.6)
                                                                           -----------    ----------    -----------

Net cash (used) provided by financing activities .....................        (1,194.8)        344.9          629.4
                                                                           -----------    ----------    -----------

Change in cash and cash equivalents ..................................        (1,489.0)      1,421.0         (488.3)
Cash and cash equivalents, beginning of year .........................         2,116.8         695.8        1,184.1
                                                                           -----------    ----------    -----------

Cash and Cash Equivalents, End of Year ...............................     $     627.8    $  2,116.8    $     695.8
                                                                           ===========    ==========    ===========

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999
                                    CONTINUED

                                         2001       2000       1999
                                       --------   --------   --------
                                                (IN MILLIONS)
Supplemental cash flow information
  Interest Paid ..................     $   82.1   $   97.0   $   92.2
                                       ========   ========   ========
  Income Taxes Paid ..............     $  524.2   $  358.2   $  116.5
                                       ========   ========   ========



                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1)      ORGANIZATION

        The Equitable Life Assurance Society of the United States ("Equitable Life") is an indirect, wholly owned subsidiary of AXA Financial, Inc. (the "Holding Company," and collectively with its consolidated subsidiaries, "AXA Financial"). Equitable Life's insurance business is conducted principally by Equitable Life and its wholly owned life insurance subsidiary, Equitable of Colorado ("EOC"). Equitable Life's investment management business, which comprises the Investment Services segment, is principally conducted by Alliance Capital Management L.P. ("Alliance"), and, through November 3, 2000, Donaldson, Lufkin & Jenrette, Inc. ("DLJ"), an investment banking and brokerage affiliate which was sold. On September 20, 1999, as part of AXA Financial's "branding" strategic initiative, EQ Financial Consultants, Inc., a broker-dealer subsidiary of Equitable Life, was merged into a new company, AXA Advisors, LLC ("AXA Advisors"). Also, on September 21, 1999, AXA Advisors was transferred by Equitable Life to AXA Distribution Holding Corporation ("AXA Distribution"), a wholly owned indirect subsidiary of the Holding Company, for $15.3 million. The excess of the sales price over AXA Advisors' book value has been recorded in Equitable Life's books as a capital contribution. In February 2000, Equitable Life transferred AXA Network, LLC ("AXA Network") to AXA Distribution for $8.7 million. The excess of sales price over AXA Network's book value has been recorded in Equitable Life's financial statements as a capital contribution. Equitable Life continues to develop and market the "Equitable" brand of life and annuity products, while AXA Distribution's subsidiaries provide financial planning services, distribute products and manage customer relationships.

        In October 2000, Alliance acquired substantially all of the assets and liabilities of Sanford C. Bernstein Inc. ("Bernstein") for an aggregate current value of approximately $3.50 billion: $1.48 billion in cash and
        40.8 million newly issued units in Alliance ("Alliance Units"). The Holding Company provided Alliance with the cash portion of the consideration by purchasing approximately 32.6 million Alliance Units for $1.60 billion in June 2000. Equitable Life and, collectively with its consolidated subsidiaries (the "Company"), recorded a non-cash gain of $416.2 million (net of related Federal income tax of $224.1 million) related to the Holding Company's purchase of Alliance Units which is reflected as an addition to capital in excess of par value. The acquisition was accounted for under the purchase method with the results of Bernstein included in the consolidated financial statements from the acquisition date. The excess of the purchase price over the fair value of net assets acquired resulted in the recognition of goodwill and intangible assets of approximately $3.40 billion and is being amortized over an estimated overall 20 year life. In connection with the issuance of Alliance Units to former Bernstein shareholders, the Company recorded a non-cash gain of $393.5 million (net of related Federal income tax of $211.9 million) which is reflected as an addition to capital in excess of par value. The Company's consolidated economic interest in Alliance was 39.2% at December 31, 2001, and together with the Holding Company's economic interest in Alliance exceeds 50%. In 1999, Alliance reorganized into Alliance Capital Management Holding L.P. ("Alliance Holding") and Alliance. Alliance Holding's principal asset is its interest in Alliance and it functions as a holding entity through which holders of its publicly traded units own an indirect interest in Alliance, the operating partnership. The Company exchanged substantially all of its Alliance Holding units for Alliance Units.

        AXA, a French holding company for an international group of insurance and related financial services companies, has been the Holding Company's largest shareholder since 1992. In October 2000, the Board of Directors of the Holding Company, acting upon a unanimous recommendation of a special committee of independent directors, approved an agreement with AXA for the acquisition of the approximately 40% of outstanding Holding Company common stock ("Common Stock") it did not already own. Under terms of the agreement, the minority shareholders of the Holding Company would receive $35.75 in cash and 0.295 of an AXA American Depositary Receipt ("AXA ADR") (before giving effect to AXA's May 2001 four-for-one stock split and related change in ADRs' parity) for each Holding Company share. On January 2, 2001, AXA Merger Corp. ("AXA Merger"), a wholly owned subsidiary of AXA, was merged with and into the Holding Company, resulting in AXA Financial becoming a wholly owned subsidiary of AXA.

        Effective January 1, 2002, AXA Client Solutions, LLC ("AXA Client Solutions"), a wholly owned subsidiary of the Holding Company, transferred to the Holding Company all of the outstanding equity in Equitable Life and AXA Distribution. Accordingly, those two companies are now direct, wholly owned subsidiaries of the Holding Company.

2)      SIGNIFICANT ACCOUNTING POLICIES

        Basis of Presentation and Principles of Consolidation

        The preparation of the accompanying consolidated financial statements in conformity with U.S. generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions (including normal, recurring accruals) that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The accompanying consolidated financial statements reflect all adjustments (which include only normal recurring adjustments) necessary in the opinion of management to present fairly the consolidated financial position of the Company and its consolidated results of operations and cash flows for the periods presented.

        The accompanying consolidated financial statements include the accounts of Equitable Life and its subsidiary engaged in insurance related businesses (collectively, the "Insurance Group"); other subsidiaries, principally Alliance; and those partnerships and joint ventures in which Equitable Life or its subsidiaries has control and a majority economic interest. The Company's investment in DLJ, which was sold in November 2000, was reported on the equity basis of accounting.

        All significant intercompany transactions and balances except those with discontinued operations (see Note 8) have been eliminated in consolidation. The years "2001," "2000" and "1999" refer to the years ended December 31, 2001, 2000 and 1999, respectively. Certain reclassifications have been made in the amounts presented for prior periods to conform those periods with the current presentation.

        Closed Block

        When it demutualized on July 22, 1992, Equitable Life established a Closed Block for the benefit of certain individual participating policies which were in force on that date. The assets allocated to the Closed Block, together with anticipated revenues from policies included in the Closed Block, were reasonably expected to be sufficient to support such business, including provision for the payment of claims, certain expenses and taxes, and for continuation of dividend scales payable in 1991, assuming the experience underlying such scales continues.

        Assets allocated to the Closed Block inure solely to the benefit of the Closed Block policyholders and will not revert to the benefit of the Holding Company. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of Equitable Life's General Account, any of its Separate Accounts or any affiliate of Equitable Life without the approval of the New York Superintendent of Insurance (the "Superintendent"). Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account. The excess of Closed Block liabilities over Closed Block assets represents the expected future post-tax contribution from the Closed Block which would be recognized in income over the period the policies and contracts in the Closed Block remain in force.

        Discontinued Operations

        In 1991, management discontinued the business of certain pension operations ("Discontinued Operations"). Discontinued Operations at December 31, 2001 principally consists of the Group Non-Participating Wind-Up Annuities ("Wind-Up Annuities"), for which a premium deficiency reserve has been established. Management reviews the adequacy of the allowance for future losses each quarter and makes adjustments when necessary. Management believes the allowance for future losses at December 31, 2001 is adequate to provide for all future losses; however, the quarterly allowance review continues to involve numerous estimates and subjective judgments regarding the expected performance of invested assets ("Discontinued Operations Investment Assets") held by Discontinued Operations. There can be no assurance the losses provided for will not differ from the losses ultimately realized. To the extent actual results or future projections of the discontinued operations differ from management's current best estimates and assumptions underlying the allowance for future losses, the difference would be reflected in the consolidated statements of earnings in discontinued operations. In particular, to the extent income, sales proceeds and holding periods for equity real estate differ from management's previous assumptions, periodic adjustments to the allowance are likely to result (see Note 8).

        New Accounting Pronouncements

        On January 1, 2001, the Company adopted Statement of Financial Accounting Standards ("SFAS") No. 133, as amended, that established new accounting and reporting standards for all derivative instruments, including certain derivatives embedded in other contracts, and for hedging activities. Free-standing derivative instruments maintained by the Company at January 1, 2001 included interest rate caps, floors and collars intended to hedge crediting rates on interest-sensitive individual annuity contracts and certain reinsurance contracts. Based upon guidance from the Financial Accounting Standards Board ("FASB") and the Derivatives Implementation Group ("DIG"), caps, floors and collars could not be designated in a qualifying hedging relationship under SFAS No. 133 and, consequently, require mark-to-market accounting through earnings for changes in their fair values beginning January 1, 2001. In accordance with the transition provisions of SFAS No. 133, the Company recorded a cumulative-effect-type charge to earnings of $3.5 million to recognize the difference between the carrying values and fair values of free standing derivative instruments at January 1, 2001. With respect to adoption of the requirements on embedded derivatives, the Company elected a January 1, 1999 transition date, thereby effectively "grandfathering" existing accounting for derivatives embedded in hybrid instruments acquired, issued, or substantively modified before that date. As a consequence of this election, coupled with interpretive guidance from the FASB and the DIG with respect to issues specifically related to insurance contracts and features, adoption of the new requirements for embedded derivatives had no material impact on the Company's results of operation or its financial position. Upon its adoption of SFAS No. 133, the Company reclassified $256.7 million of held-to-maturity securities as available-for-sale. This reclassification resulted in an after-tax cumulative-effect-type adjustment of $8.9 million in other comprehensive income, representing the after-tax unrealized gain on these securities at January 1, 2001.

        The Company adopted the American Institute of Certified Public Accountants ("AICPA") Statement of Position ("SOP") 00-3, which established new accounting and reporting standards for demutualizations, prospectively as of January 1, 2001 with no financial impact upon initial implementation. Prior period reclassifications have been made to include Closed Block assets, liabilities, revenues and expenses on a line-by-line basis as required by SOP 00-3.

        SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" provides the accounting and reporting rules for sales, securitizations, servicing of receivables and other financial assets, for secured borrowings and collateral transactions and extinguishments of liabilities. SFAS No. 140 emphasizes the legal form of the transfer rather than the previous accounting that was based upon the risks and rewards of ownership. SFAS No. 140 is effective for transfers after March 31, 2001 and is principally applied prospectively. During 2001, no significant transactions were impacted by SFAS No. 140.

        In June 2001, the FASB issued SFAS No. 141, "Business Combinations," SFAS No. 142, "Goodwill and Other Intangible Assets," and SFAS No. 144, "Accounting for the Impairment or Disposal of Long-lived Assets". SFAS No. 141 requires all business combinations initiated after June 30, 2001 to be accounted for using only the purchase method. Under SFAS No. 142, goodwill and intangible assets deemed to have indefinite lives will no longer be amortized but will be tested for impairment. Other intangible assets will continue to be amortized over their useful lives and periodically tested for recoverability. Adoption of SFAS No. 142 is required as of January 1, 2002, at which time the amortization of goodwill ceases. Amortization of goodwill and other intangible assets for 2001 was approximately $95.9 million, net of minority interest of $82.3 million, of which $84.7 million, net of minority interest of $72.4 million, related to goodwill. Impairment losses for goodwill and indefinite-lived intangible assets that result from initial application of SFAS No. 142 will be reported as the cumulative effect of a change in accounting principle. Management's preliminary analysis suggests that no impairment of goodwill should result upon adoption of SFAS No. 142. Management will be formally assessing the impairment aspect of implementation of SFAS No. 142 during 2002. SFAS No. 144, effective beginning in first quarter 2002, retains many of the fundamental recognition and measurement provisions previously required by SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets to be Disposed of", except for the removal of goodwill from its scope and inclusion of specific guidance on cash flow recoverability testing and the criteria that must be met to classify a long-lived asset as held-for-sale. SFAS No. 144 will have no effect on the net earnings of the Company upon its adoption on January 1, 2002.

        Investments

        The carrying values of fixed maturities identified as available for sale are reported at estimated fair value. Changes in estimated fair value are reported in comprehensive income. Those fixed maturities which the Company has both the ability and the intent to hold to maturity are stated principally at amortized cost. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary.

        Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. Valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or on its collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the collateral value measurement method is used.

        Impaired mortgage loans without provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

        Real estate, including real estate acquired in satisfaction of debt, is stated at depreciated cost less valuation allowances. At the date of foreclosure (including in-substance foreclosure), real estate acquired in satisfaction of debt is valued at estimated fair value. Impaired real estate is written down to fair value with the impairment loss being included in investment gains (losses), net. Valuation allowances on real estate held for sale are computed using the lower of depreciated cost or current estimated fair value, net of disposition costs. Depreciation is discontinued on real estate held for sale.

        Depreciation of real estate held for production of income is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years.

        Valuation allowances are netted against the asset categories to which they apply.

        Policy loans are stated at unpaid principal balances.

        Partnerships and joint venture interests in which the Company has control and a majority economic interest (that is, greater than 50% of the economic return generated by the entity) are consolidated; those in which the Company does not have control and a majority economic interest are reported on the equity basis of accounting and are included either with equity real estate or other equity investments, as appropriate.

        Equity securities includes common stock classified as both trading and available for sale securities and non-redeemable preferred stock; they are carried at estimated fair value and are included in other equity investments.

        Short-term investments are stated at amortized cost which approximates fair value and are included with other invested assets.

        Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

        All securities owned as well as United States government and agency securities, mortgage-backed securities, futures and forwards transactions are recorded in the consolidated financial statements on a trade date basis.

        Net Investment Income, Investment Gains (Losses), Net and Unrealized Investment Gains (Losses)

        Net investment income and realized investment gains (losses), net ("investment results") related to certain participating group annuity contracts which are passed through to the contractholders are offset in amounts reflected as interest credited to policyholders' account balances.

        Realized investment gains (losses) are determined by identification with the specific asset and are presented as a component of revenue. Changes in the valuation allowances are included in investment gains or losses.

        Realized and unrealized holding gains (losses) on trading securities are reflected in net investment income.

        Unrealized investment gains and losses on fixed maturities and equity securities available for sale held by the Company are accounted for as a separate component of accumulated comprehensive income, net of related deferred Federal income taxes, amounts attributable to Discontinued Operations, Closed Block policyholders dividend obligation, participating group annuity contracts and deferred policy acquisition costs ("DAC") related to universal life and investment-type products and participating traditional life contracts.

        Recognition of Insurance Income and Related Expenses

        Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

        Premiums from participating and non-participating traditional life and annuity policies with life contingencies generally are recognized as income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

        For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as income when due with any excess profit deferred and recognized in income in a constant relationship to insurance in force or, for annuities, the amount of expected future benefit payments.

        Premiums from individual health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

        Deferred Policy Acquisition Costs

        Acquisition costs, including commissions, underwriting, agency and policy issue expenses, all of which vary with and primarily are related to new business, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

        For universal life products and investment-type products, DAC is amortized over the expected total life of the contract group as a constant percentage of estimated gross profits arising principally from investment results, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. The effect on the amortization of DAC of revisions to estimated gross profits is reflected in earnings in the period such estimated gross profits are revised. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to accumulated comprehensive income in consolidated shareholder's equity as of the balance sheet date.

        For participating traditional life policies (substantially all of which are in the Closed Block), DAC is amortized over the expected total life of the contract group as a constant percentage based on the present value of the estimated gross margin amounts expected to be realized over the life of the contracts using the expected investment yield. At December 31, 2001, the expected investment yield, excluding policy loans, was 8.0% over a 40 year period. Estimated gross margin includes anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. The effect on the amortization of DAC of revisions to estimated gross margins is reflected in earnings in the period such estimated gross margins are revised. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to accumulated comprehensive income in consolidated shareholder's equity as of the balance sheet date.

        For non-participating traditional life policies, DAC is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy.

        In second quarter 1999, management completed a study of the cash flows and liability characteristics of its insurance product lines as compared to the expected cash flows of the underlying assets. That analysis reflected an assessment of the potential impact on future operating cash flows from current economic conditions and trends, including rising interest rates and securities market volatility and the impact of increasing competitiveness within the insurance marketplace (evidenced, for example, by the proliferation of bonus annuity products) on in force business. The review indicated that changes to the then-current invested asset allocation strategy were required to reposition assets with greater price volatility away from products with demand liquidity characteristics to support those products with lower liquidity needs. To implement these findings, the existing investment portfolio was reallocated, and prospective investment allocation targets were revised. The reallocation of the assets impacted investment results by product, thereby impacting the future gross margin estimates utilized in the amortization of DAC for universal life and investment-type products. The revisions to estimated future gross profits resulted in an after-tax writedown of DAC of $85.6 million (net of a Federal income tax benefit of $46.1 million) in 1999.

        Policyholders' Account Balances and Future Policy Benefits

        Policyholders' account balances for universal life and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

        Equitable Life issues certain variable annuity products with a guaranteed minimum death benefit ("GMDB") feature. Equitable Life also issues certain variable annuity products that contain a guaranteed minimum income benefit ("GMIB") feature which, if elected by the policyholder upon annuitization after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity that may be in excess of what the contract account value can purchase at current annuity purchase rates. Equitable Life bears the risk that a protracted significant downturn in the financial markets could result in GMDB and GMIB benefits being higher than what accumulated policyholder account balances would support. Equitable Life partially reinsures its exposure to the GMDB liability and reinsures approximately 80.0% of its liability exposure resulting from the GMIB feature. GAAP prohibits the recording of reserves for the potential benefit payments resulting from these features.

        For participating traditional life policies, future policy benefit liabilities are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Terminal dividends are accrued in proportion to gross margins over the life of the contract.

        For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Insurance Group's experience which, together with interest and expense assumptions, includes a margin for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC is written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 2.25% to 10.9% for life insurance liabilities and from 2.25% to 8.37% for annuity liabilities.

        Individual health benefit liabilities for active lives are estimated using the net level premium method and assumptions as to future morbidity, withdrawals and interest. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. While management believes its disability income ("DI") reserves have been calculated on a reasonable basis and are adequate, there can be no assurance reserves will be sufficient to provide for future liabilities.

        Claim reserves and associated liabilities net of reinsurance ceded for individual DI and major medical policies were $104.2 million and $120.3 million at December 31, 2001 and 2000, respectively. At December

        31, 2001 and 2000, respectively, $1,101.8 million and $1,046.5 million of DI reserves and associated liabilities were ceded through an indemnity reinsurance agreement principally with a single reinsurer (see
        Note 11). Incurred benefits (benefits paid plus changes in claim reserves) and benefits paid for individual DI and major medical policies are summarized as follows:

                                                        2001       2000       1999
                                                      -------    --------   --------
                                                              (IN MILLIONS)
        Incurred benefits related to current year     $  44.0    $   56.1   $  150.7
        Incurred benefits related to prior years.       (10.6)       15.0       64.7
                                                      -------    --------   --------
        Total Incurred Benefits .................     $  33.4    $   71.1   $  215.4
                                                      =======    ========   ========

        Benefits paid related to current year ...     $  10.7    $   14.8   $   28.9
        Benefits paid related to prior years ....        38.8       106.0      189.8
                                                      -------    --------   --------
        Total Benefits Paid .....................     $  49.5    $  120.8   $  218.7
                                                      =======    ========   ========

        Policyholders' Dividends

        The amount of policyholders' dividends to be paid (including dividends on policies included in the Closed Block) is determined annually by Equitable Life's board of directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by Equitable Life.

        At December 31, 2001, participating policies, including those in the Closed Block, represent approximately 19.0% ($38.5 billion) of directly written life insurance in force, net of amounts ceded.

        Separate Accounts

        Separate Accounts established under New York State Insurance Law generally are not chargeable with liabilities that arise from any other business of the Insurance Group. Separate Accounts assets are subject to General Account claims only to the extent Separate Accounts assets exceed Separate Accounts liabilities.

        Assets and liabilities of the Separate Accounts represent the net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders, and for which the Insurance Group does not bear the investment risk. They are shown as separate lines in the consolidated balance sheets. The Insurance Group bears the investment risk on assets held in one Separate Account; therefore, such assets are carried on the same basis as similar assets held in the General Account portfolio. Assets held in the other Separate Accounts are carried at quoted market values or, where quoted values are not available, at estimated fair values as determined by the Insurance Group.

        The investment results of Separate Accounts on which the Insurance Group does not bear the investment risk are reflected directly in Separate Accounts liabilities and are not reported in revenues in the consolidated statements of earnings. For 2001, 2000 and 1999, investment results of such Separate Accounts were (losses) gains of $(2,214.4) million, $8,051.7 million and $6,045.5 million, respectively.

        Deposits to Separate Accounts are reported as increases in Separate Accounts liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all Separate Accounts are included in revenues.

        Recognition of Investment Management Revenues and Related Expenses

        Commissions, fees and other income principally include investment management advisory and service fees. Investment management advisory and service fees are recorded as revenue as the related services are performed. Certain investment advisory contracts provide for a performance fee, in addition to or in lieu of a base fee, that is calculated as a percentage of the related investment results in excess of a stated benchmark over a specified period of time. Performance fees are recorded as revenue at the end of the measurement period. Transaction charges earned and related expenses are recorded on a trade date basis. Distribution revenues and shareholder servicing fees are accrued as earned.

        Institutional research services revenue consists of brokerage transaction charges and underwriting syndicate revenues related to services provided to institutional investors. Brokerage transaction charges earned and related expenses are recorded on a trade date basis. Syndicate participation and underwriting revenues include gains, losses and fees, net of syndicate expenses, arising from securities offerings in which Sanford C. Bernstein & Co., LLC ("SCB"), a wholly owned subsidiary of Alliance, acts as an underwriter or agent. Syndicate participation and underwriting revenues are recorded on the offering date.

        Sales commissions paid to financial intermediaries in connection with the sale of shares of open-end Alliance mutual funds sold without a front-end sales charge are capitalized and amortized over periods not exceeding five and one-half years, the period of time during which deferred sales commissions are expected to be recovered from distribution plan payments received from those funds and from contingent deferred sales charges received from shareholders of those funds upon the redemption of their shares. Contingent deferred sales charges reduce unamortized deferred sales commissions when received. At December 31, 2001 and 2000, respectively, deferred sales commissions totaled $648.2 million and $715.7 million and are included within Other assets.

        Other Accounting Policies

        In accordance with regulations of the Securities and Exchange Commission ("SEC"), securities with a fair value of $1.42 billion have been segregated in a special reserve bank custody account at December 31, 2001 for the exclusive benefit of securities broker dealer or brokerage customers under Rule 15c3-3 under the Securities Exchange Act of 1934, as amended.

        Intangible assets consist principally of goodwill resulting from acquisitions and costs assigned to contracts of businesses acquired. Goodwill is being amortized on a straight-line basis over estimated useful lives ranging from twenty to forty years. Costs assigned to investment contracts of businesses acquired are being amortized on a straight-line basis over estimated useful lives of twenty years. Impairment of intangible assets is evaluated by comparing the undiscounted cash flows expected to be realized from those intangible assets to their recorded values, pursuant to SFAS No. 121. If the expected future cash flows are less than the carrying value of intangible assets, an impairment loss is recognized for the difference between the carrying amount and the estimated fair value of those intangible assets.

        Capitalized internal-use software is amortized on a straight-line basis over the estimated useful life of the software.

        The Holding Company and its consolidated subsidiaries, including the Company, file a consolidated Federal income tax return. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

        Minority interest subject to redemption rights represents the 40.8 million private Alliance Units issued to former Bernstein shareholders in connection with Alliance's acquisition of Bernstein. The Holding Company has agreed to provide liquidity to these former Bernstein shareholders after a two-year lock-out period ending October 2002 by allowing the 40.8 million Alliance Units to be sold to the Holding Company at the prevailing market price over the subsequent eight years but generally not more than 20% of such Units in any one annual period.

        The Company accounts for its stock option plans in accordance with the provisions of Accounting Principles Board Opinion ("APB") No. 25, "Accounting for Stock Issued to Employees," and related interpretations. In accordance with the opinion, stock option awards result in compensation expense only if the current market price of the underlying stock exceeds the option strike price at the grant date. See Note 20 for the pro forma disclosures required by SFAS No. 123, "Accounting for Stock-Based Compensation".

3)      INVESTMENTS

        The following tables provide additional information relating to fixed maturities and equity securities:

                                                                   GROSS       GROSS
                                                     AMORTIZED   UNREALIZED  UNREALIZED   ESTIMATED
                                                       COST        GAINS      LOSSES     FAIR VALUE
                                                    -----------   --------   --------    -----------
                                                                      (IN MILLIONS)
        DECEMBER 31, 2001
        Fixed Maturities:
          Available for Sale:
            Corporate .........................     $  18,582.9   $  663.5   $  291.7   $  18,954.7
            Mortgage-backed ...................         2,428.7       39.1        5.5       2,462.3
            U.S. Treasury, government and
              agency securities ...............         1,113.5       62.3        1.5       1,174.3
            States and political subdivisions .           138.9        6.8        1.3         144.4
            Foreign governments ...............           143.1       15.6        1.0         157.7
            Redeemable preferred stock ........           379.6       16.5       23.6         372.5
                                                    -----------   --------   --------   -----------
        Total Available for Sale ..............     $  22,786.7   $  803.8   $  324.6   $  23,265.9
                                                    ===========   ========   ========   ===========

        Equity Securities:
          Available for sale ..................     $      54.9   $    5.8   $    1.6   $      59.1
          Trading securities ..................             4.9         .9        3.4           2.4
                                                    -----------   --------   --------   -----------
        Total Equity Securities ...............     $      59.8   $    6.7   $    5.0   $      61.5
                                                    ===========   ========   ========   ===========


        December 31, 2000
        Fixed Maturities:
          Available for Sale:
            Corporate .........................     $  16,447.6   $  328.1   $  363.8   $  16,411.9
            Mortgage-backed ...................         2,304.5       20.2        7.8       2,316.9
            U.S. Treasury, government and
              agency securities ...............         1,226.4       51.3         .4       1,277.3
            States and political subdivisions .           125.4        4.8        1.1         129.1
            Foreign governments ...............           191.4       17.8        5.3         203.9
            Redeemable preferred stock ........           315.7       13.5        8.9         320.3
                                                    -----------   --------   --------   -----------
        Total Available for Sale ..............     $  20,611.0   $  435.7   $  387.3   $  20,659.4
                                                    ===========   ========   ========   ===========

          Held to Maturity:  Corporate ........     $     204.6   $    6.0   $     .1   $     210.5
                                                    ===========   ========   ========   ===========

        Equity Securities:
          Available for sale ..................     $      31.4   $    2.2   $    4.6   $      29.0
          Trading securities ..................         1,607.1        2.5       46.3       1,563.3
                                                    -----------   --------   --------   -----------
        Total Equity Securities ...............     $   1,638.5   $    4.7   $   50.9   $   1,592.3
                                                    ===========   ========   ========   ===========


        For publicly-traded fixed maturities and equity securities, estimated fair value is determined using quoted market prices. For fixed maturities without a readily ascertainable market value, the Company determines estimated fair values using a discounted cash flow approach, including provisions for credit risk, generally based on the assumption such securities will be held to maturity. Such estimated fair values do not necessarily represent the values for which these securities could have been sold at the dates of the consolidated balance sheets. At December 31, 2001 and 2000, securities without a readily ascertainable market value having an amortized cost of $5,368.3 million and $5,079.7 million, respectively, had estimated fair values of $5,453.8 million and $5,093.3 million, respectively.

        The contractual maturity of bonds at December 31, 2001 is shown below:

                                                                                        AVAILABLE FOR SALE
                                                                                 -------------------------------
                                                                                   AMORTIZED          ESTIMATED
                                                                                     COST             FAIR VALUE
                                                                                 ------------       ------------
                                                                                           (IN MILLIONS)
        Due in one year or less................................................  $      369.0       $      371.3
        Due in years two through five..........................................       4,844.7            4,993.8
        Due in years six through ten...........................................       8,263.3            8,422.1
        Due after ten years....................................................       6,501.4            6,643.9
        Mortgage-backed securities.............................................       2,428.7            2,462.3
                                                                                 ------------       ------------
        Total..................................................................  $   22,407.1       $   22,893.4
                                                                                 ============       ============


        Bonds not due at a single maturity date have been included in the above table in the year of final maturity. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

        The Insurance Group's fixed maturity investment portfolio includes corporate high yield securities consisting of public high yield bonds, redeemable preferred stocks and directly negotiated debt in leveraged buyout transactions. The Insurance Group seeks to minimize the higher than normal credit risks associated with such securities by monitoring concentrations in any single issuer or a particular industry group. Certain of these corporate high yield securities are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa or National Association of Insurance Commissioners ("NAIC") designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 2001, approximately 7.9% of the $22,407.1 million aggregate amortized cost of bonds held by the Company was considered to be other than investment grade.

        The Insurance Group holds equity in limited partnership interests which primarily invest in securities considered to be other than investment grade. The carrying values at December 31, 2001 and 2000 were $695.2 million and $834.7 million, respectively.

        At December 31, 2001, the carrying value of fixed maturities which are non-income producing for the twelve months preceding the consolidated balance sheet date was $170.1 million.

        The payment terms of mortgage loans on real estate may from time to time be restructured or modified. The investment in restructured mortgage loans on real estate, based on amortized cost, amounted to $31.5 million and $116.9 million at December 31, 2001 and 2000, respectively. Gross interest income on these loans included in net investment income aggregated $3.2 million, $9.7 million and $10.3 million in 2001, 2000 and 1999, respectively. Gross interest income on restructured mortgage loans on real estate that would have been recorded in accordance with the original terms of such loans amounted to $4.2 million, $11.0 million and $11.7 million in 2001, 2000 and 1999, respectively.

        Impaired mortgage loans along with the related investment valuation allowances for losses follow:


                                                                                         DECEMBER 31,
                                                                             --------------       --------------
                                                                                   2001                 2000
                                                                             --------------       --------------
                                                                                         (IN MILLIONS)
        Impaired mortgage loans with investment valuation allowances.......  $        114.2       $        170.9
        Impaired mortgage loans without investment valuation allowances....            30.6                  5.8
                                                                             --------------       --------------
        Recorded investment in impaired mortgage loans.....................           144.8                176.7
        Investment valuation allowances....................................           (19.2)               (45.7)
                                                                             --------------       --------------
        Net Impaired Mortgage Loans........................................  $        125.6       $        131.0
                                                                             ==============       ==============

        During 2001, 2000 and 1999, respectively, the Company's average recorded investment in impaired mortgage loans was $141.7 million, $169.8 million and $178.8 million. Interest income recognized on these impaired mortgage loans totaled $7.2 million, $12.4 million and $15.3 million ($.4 million, $.5 million and $.3 million recognized on a cash basis) for 2001, 2000 and 1999, respectively.

        The Insurance Group's investment in equity real estate is through direct ownership and through investments in real estate joint ventures. At December 31, 2001 and 2000, the carrying value of equity real estate held for sale amounted to $216.6 million and $587.0 million, respectively. For 2001, 2000 and 1999, respectively, real estate of $64.8 million, $21.6 million and $20.5 million was acquired in satisfaction of debt. At December 31, 2001 and 2000, the Company owned $376.5 million and $364.2 million, respectively, of real estate acquired in satisfaction of debt of which $11.1 million and $21.3 million, respectively, are held as real estate joint ventures.

        Accumulated depreciation on real estate was $160.3 million and $209.9 million at December 31, 2001 and 2000, respectively. Depreciation expense on real estate totaled $16.1 million, $21.7 million and $22.5 million for 2001, 2000 and 1999, respectively.

        Investment valuation allowances for mortgage loans and equity real estate and changes thereto follow:


                                                                          2001               2000                1999
                                                                     -------------       ------------       ------------
                                                                                         (IN MILLIONS)
                Balances, beginning of year........................  $       126.2       $      177.9       $      257.2
                Additions charged to income........................           40.0               68.2               83.1
                Deductions for writedowns and
                  asset dispositions...............................          (78.6)            (119.9)            (162.4)
                                                                     -------------       ------------       ------------
                Balances, End of Year..............................  $        87.6       $      126.2       $      177.9
                                                                     =============       ============       ============

                Balances, end of year comprise:
                  Mortgage loans on real estate....................  $        19.3       $       50.5       $       32.1
                  Equity real estate...............................           68.3               75.7              145.8
                                                                     -------------       ------------       ------------
                Total..............................................  $        87.6       $      126.2       $      177.9
                                                                     =============       ============       ============

4)      JOINT VENTURES AND PARTNERSHIPS

        Included in equity real estate or other equity investments, as appropriate, is the Company's interest in real estate joint ventures and in limited partnership interests accounted for under the equity method with a total carrying value of $883.9 million and $1,037.2 million, respectively, at December 31, 2001 and 2000. The Company's total equity in net (losses) earnings for these real estate joint ventures and limited partnership interests was $(37.4) million, $242.2 million and $89.1 million, respectively, for 2001, 2000 and 1999.

        Summarized below is the combined financial information only for those real estate joint ventures and for those limited partnership interests accounted for under the equity method in which the Company has an investment of $10.0 million or greater and an equity interest of 10% or greater (10 and 14 individual ventures at December 31, 2001 and 2000, respectively) and the Company's carrying value and equity in net (losses) earnings for those real estate joint ventures and limited partnership interests:


                                                                              DECEMBER 31,
                                                                          --------   --------
                                                                            2001       2000
                                                                          --------   --------
                                                                             (IN MILLIONS)
        BALANCE SHEETS
        Investments in real estate, at depreciated cost .............     $  570.5   $  657.7
        Investments in securities, generally at estimated fair value         255.7      226.6
        Cash and cash equivalents ...................................         23.7       34.5
        Other assets ................................................         39.4       63.5
                                                                          --------   --------
        Total Assets ................................................     $  889.3   $  982.3
                                                                          ========   ========

        Borrowed funds - third party ................................     $  269.6   $   53.8
        Borrowed funds - the Company ................................         --         12.9
        Other liabilities ...........................................         20.3       22.5
                                                                          --------   --------
        Total liabilities ...........................................        289.9       89.2
                                                                          --------   --------

        Partners' capital ...........................................        599.4      893.1
                                                                          --------   --------
        Total Liabilities and Partners' Capital .....................     $  889.3   $  982.3
                                                                          ========   ========

        The Company's carrying value in these entities included above     $  188.2   $  214.6
                                                                          ========   ========



                                                              2001       2000        1999
                                                            -------    --------    --------
                                                                     (IN MILLIONS)

        STATEMENTS OF EARNINGS
        Revenues of real estate joint ventures ........     $  95.6    $  147.6    $  180.5
        Revenues of other limited partnership interests        29.8        16.5        85.0
        Interest expense - third party ................       (11.5)      (17.0)      (26.6)
        Interest expense - the Company ................         (.7)       (2.0)       (2.5)
        Other expenses ................................       (58.2)      (88.0)     (133.0)
                                                            -------    --------    --------
        Net Earnings ..................................     $  55.0    $   57.1    $  103.4
                                                            =======    ========    ========

        The Company's equity in net earnings of these
          entities included above .....................     $  13.2    $   17.8    $    9.5
                                                            =======    ========    ========

5)      NET INVESTMENT INCOME AND INVESTMENT GAINS (LOSSES)

        The sources of net investment income follows:

                                             2001          2000          1999
                                          ----------    ----------    ----------
                                                      (IN MILLIONS)
        Fixed maturities ............     $  1,662.4    $  1,761.8    $  1,811.8
        Mortgage loans on real estate          361.6         387.1         398.7
        Equity real estate ..........          166.2         207.2         271.5
        Other equity investments ....          (50.4)        138.2         168.4
        Policy loans ................          268.2         258.3         246.8
        Other investment income .....          213.4         208.2         166.4
                                          ----------    ----------    ----------

          Gross investment income ...        2,621.4       2,960.8       3,063.6
          Investment expenses .......         (217.1)       (208.9)       (248.5)
                                          ----------    ----------    ----------

        Net Investment Income .......     $  2,404.3    $  2,751.9    $  2,815.1
                                          ==========    ==========    ==========

        Investment (losses) gains including changes in the valuation allowances follow:

                                                     2001        2000        1999
                                                   --------    --------    --------
                                                             (IN MILLIONS)

        Fixed maturities .....................     $ (225.2)   $ (795.0)   $ (294.9)
        Mortgage loans on real estate ........        (11.4)      (18.0)       (1.9)
        Equity real estate ...................         34.5         1.6       (15.8)
        Other equity investments .............        (13.0)      (23.4)       92.9
        Issuance and sales of Alliance Units .         (2.3)        3.9         5.5
        Issuance and sales of DLJ common stock         --          38.8       106.0
        Other ................................         10.1          .3        --
                                                   --------    --------    --------
         Investment Losses, Net ..............     $ (207.3)   $ (791.8)   $ (108.2)
                                                   ========    ========    ========



        Writedowns of fixed maturities amounted to $287.5 million, $635.5 million and $226.5 million for 2001, 2000 and 1999, respectively, including $499.2 million in fourth quarter 2000.

        For 2001, 2000 and 1999, respectively, proceeds received on sales of fixed maturities classified as available for sale amounted to $7,372.3 million, $7,685.5 million and $7,782.7 million. Gross gains of $156.2 million, $79.7 million and $76.2 million and gross losses of $115.9 million, $220.9 million and $220.2 million, respectively, were realized on these sales. The change in unrealized investment gains (losses) related to fixed maturities classified as available for sale for 2001, 2000 and 1999 amounted to $429.5 million, $954.5 million and $(1,668.8)
        million, respectively.

        In conjunction with the sale of DLJ in 2000, the Company received 11.4 million shares in Credit Suisse Group ("CSG") common stock, 2.8 million shares of which were immediately repurchased by CSG at closing. The CSG shares were designated as trading account securities. The $1.56 billion carrying value of CSG shares that were held by the Company at December 31, 2000 were sold in January 2001. Net investment income included realized gains of $27.1 million in 2001 and included unrealized holding losses of $43.3 million in 2000 on the CSG shares.

        On January 1, 1999, investments in publicly-traded common equity securities in the General Account portfolio within other equity investments amounting to $102.3 million were transferred from available for sale securities to trading securities. As a result of this transfer, unrealized investment gains of $83.3 million ($43.2 million net of related DAC and Federal income taxes) were recognized as realized investment gains in the consolidated statements of earnings. In 2001 and 2000, respectively, net unrealized holding gains (losses) on trading account equity securities of $25.0 million and $(42.2) million were included in net investment income in the consolidated statements of earnings. These trading securities had a carrying value of $2.4 million and $1,563.3 million and costs of $4.9 million and $1,607.1 million at December 31, 2001 and 2000, respectively.

        For 2001, 2000 and 1999, investment results passed through to certain participating group annuity contracts as interest credited to policyholders' account balances amounted to $96.7 million, $110.6 million and $131.5 million, respectively.

        Net unrealized investment gains (losses) included in the consolidated balance sheets as a component of accumulated comprehensive income and the changes for the corresponding years, including Discontinued Operations on a line-by-line basis, follow:


                                                                  2001        2000        1999
                                                                --------    --------    ----------
                                                                         (IN MILLIONS)

        Balance, beginning of year ........................     $   12.9    $ (392.8)   $    384.1
        Changes in unrealized investment (losses) gains ...        436.0       979.7      (1,821.3)
        Changes in unrealized investment losses (gains)
          attributable to:
            Participating group annuity contracts,
              Closed Block policyholder dividend obligation
              and other ...................................        (48.6)      (18.3)         25.0
            DAC ...........................................        (71.6)     (262.1)        493.1
            Deferred Federal income taxes .................       (113.2)     (293.6)        526.3
                                                                --------    --------    ----------
        Balance, End of Year ..............................     $  215.5    $   12.9    $   (392.8)
                                                                ========    ========    ==========

        Balance, end of year comprises:
          Unrealized investment gains (losses) on:
            Fixed maturities ..............................     $  496.0    $   65.9    $   (904.6)
            Other equity investments ......................          4.3        (2.3)        (22.2)
            Other .........................................         (1.9)       (1.2)          9.4
                                                                --------    --------    ----------
              Total .......................................        498.4        62.4        (917.4)
          Amounts of unrealized investment (losses) gains
            attributable to:
            Participating group annuity contracts,
              Closed Block policyholder dividend obligation
              and other ...................................        (63.9)      (15.3)          3.0
              DAC .........................................        (99.9)      (28.3)        233.8
              Deferred Federal income taxes ...............       (119.1)       (5.9)        287.8
                                                                --------    --------    ----------
        Total .............................................     $  215.5    $   12.9    $   (392.8)
                                                                ========    ========    ==========


        Changes in unrealized gains (losses) reflect changes in fair value of only those fixed maturities and equity securities classified as available for sale and do not reflect any changes in fair value of policyholders' account balances and future policy benefits.

6)      ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

        Accumulated other comprehensive income (loss) represents cumulative gains and losses on items that are not reflected in earnings. The balances for the past three years follow:

                                                                               2001         2000         1999
                                                                            ---------    ---------    ----------
                                                                                       (IN MILLIONS)

        Unrealized gains (losses) on investments .......................    $   215.5    $    12.9    $   (392.8)
        Minimum pension liability ......................................          (.1)         (.1)          (.1)
                                                                            ---------    ---------    ----------
        Total Accumulated Other

          Comprehensive Income (Loss) ..................................    $   215.4    $    12.8    $   (392.9)
                                                                            =========    =========    ==========




        The components of other comprehensive income (loss) for the past three years follow:

                                                                               2001         2000         1999
                                                                            ---------    ---------    ----------
                                                                                       (IN MILLIONS)
        Net unrealized gains (losses) on investments:
          Net unrealized gains (losses) arising during
            the period ..................................................   $   525.2    $   191.0    $ (1,625.6)
          (Gains) losses reclassified into net earnings
            during the period ...........................................       (89.2)       788.7        (195.7)
                                                                            ---------    ---------    ----------
        Net unrealized gains (losses) on investments ....................       436.0        979.7      (1,821.3)
        Adjustments for policyholders liabilities,
            DAC and deferred Federal income taxes .......................      (233.4)      (574.0)      1,044.4
                                                                            ---------    ---------    ----------

        Change in unrealized gains (losses), net of
            adjustments .................................................       202.6        405.7        (776.9)
        Change in minimum pension liability .............................        --           --            28.2
                                                                            ---------    ---------    ----------

        Total Other Comprehensive Income (Loss) .........................   $   202.6    $   405.7    $   (748.7)
                                                                            =========    =========    ==========

7)      CLOSED BLOCK

        The excess of Closed Block liabilities over Closed Block assets (adjusted to exclude the impact of related amounts in accumulated other comprehensive income) represents the expected maximum future post-tax earnings from the Closed Block which would be recognized in income from continuing operations over the period the policies and contracts in the Closed Block remain in force. As of January 1, 2001, the Company has developed an actuarial calculation of the expected timing of the Closed Block earnings.

        If the actual cumulative earnings from the Closed Block are greater than the expected cumulative earnings, only the expected earnings will be recognized in net income. Actual cumulative earnings in excess of expected cumulative earnings at any point in time are recorded as a policyholder dividend obligation because they will ultimately be paid to Closed Block policyholders as an additional policyholder dividend unless offset by future performance that is less favorable than originally expected. If a policyholder dividend obligation has been previously established and the actual Closed Block earnings in a subsequent period are less than the expected earnings for that period, the policyholder dividend obligation would be reduced (but not below zero). If, over the period the policies and contracts in the Closed Block remain in force, the actual cumulative earnings of the Closed Block are less than the expected cumulative earnings, only actual earnings would be recognized in income from continuing operations. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside the Closed Block.

        Many expenses related to Closed Block operations, including amortization of DAC, are charged to operations outside of the Closed Block; accordingly, net revenues of the Closed Block do not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

        Summarized financial information for the Closed Block is as follows:

                                                                         DECEMBER 31,  December 31,
                                                                             2001         2000
                                                                          ----------   ----------
                                                                                (IN MILLIONS)
        CLOSED BLOCK LIABILITIES:
        Future policy benefits, policyholders' account balances
           and other ................................................     $  9,049.9   $  9,026.4
        Other liabilities ...........................................           53.6         35.6
                                                                          ----------   ----------
        Total Closed Block liabilities ..............................        9,103.5      9,062.0
                                                                          ----------   ----------

        ASSETS DESIGNATED TO THE CLOSED BLOCK:
        Fixed maturities, available for sale, at estimated fair value
        (amortized
          cost of $4,600.4 and $4,373.5) ............................        4,705.7      4,408.0
        Mortgage loans on real estate ...............................        1,514.4      1,581.8
        Policy loans ................................................        1,504.4      1,557.7
        Cash and other invested assets ..............................          141.0        174.7
        Other assets ................................................          214.7        238.9
                                                                          ----------   ----------
         Total assets designated to the Closed Block ................        8,080.2      7,961.1
                                                                          ----------   ----------


        Excess of Closed Block liabilities over assets designated to
           the Closed Block .........................................        1,023.3      1,100.9
        Amounts included in accumulated other comprehensive income:
             Net unrealized investment gains, net of deferred Federal
               income tax of $20.4 and $12.2 ........................           37.8         22.7
                                                                          ----------   ----------


        Maximum Future Earnings To Be Recognized From Closed Block

           Assets and Liabilities ...................................     $  1,061.1   $  1,123.6
                                                                           ==========   ==========

        Closed Block revenues and expenses were as follows:

                                                        2001          2000          1999
                                                     ----------    ----------    ----------
                                                                 (IN MILLIONS)

        REVENUES:
        Premiums and other income ..............     $    571.5    $    594.7    $    619.1
        Investment income (net of investment
        expenses of $3.0, $8.1, and $15.8) .....          583.5         578.7         574.2
        Investment losses, net .................          (42.3)        (35.8)        (11.3)
                                                     ----------    ----------    ----------
        Total revenues .........................        1,112.7       1,137.6       1,182.0
                                                     ----------    ----------    ----------

        BENEFITS AND
        OTHER DEDUCTIONS:
        Policyholders' benefits and dividends ..        1,009.3       1,025.2       1,024.7
        Other operating costs and expenses .....            4.7           5.2           5.5
                                                     ----------    ----------    ----------
        Total benefits and other deductions ....        1,014.0       1,030.4       1,030.2
                                                     ----------    ----------    ----------

        Net revenues before Federal income taxes           98.7         107.2         151.8
        Federal income taxes ...................          (36.2)        (38.2)        (60.3)
                                                     ----------    ----------    ----------
        Net Revenues ...........................     $     62.5    $     69.0    $     91.5
                                                     ==========    ==========    ==========

        Impaired mortgage loans along with the related investment valuation allowances follows:

                                                                                DECEMBER 31,
                                                                            ------------------
                                                                              2001       2000
                                                                            -------    -------
                                                                               (IN MILLIONS)
        Impaired mortgage loans with investment valuation allowances ..     $  26.7    $  26.7
        Impaired mortgage loans without investment valuation allowances         6.5        4.0
                                                                            -------    -------
        Recorded investment in impaired mortgages .....................        33.2       30.7
        Investment valuation allowances ...............................        (5.8)      (8.7)
                                                                            -------    -------
        Net Impaired Mortgage Loans ...................................     $  27.4    $  22.0
                                                                            =======    =======

        During 2001, 2000 and 1999, the Closed Block's average recorded investment in impaired mortgage loans was $30.8 million, $31.0 million and $37.0 million, respectively. Interest income recognized on these impaired mortgage loans totaled $1.2 million, $2.0 million and $3.3 million ($.1 million, $.1 million and $.3 million recognized on a cash basis) for 2001, 2000 and 1999, respectively.

        Valuation allowances amounted to $5.7 million and $9.1 million on mortgage loans on real estate and $9.8 million and $17.2 million on equity real estate at December 31, 2001 and 2000, respectively. Writedowns of fixed maturities amounted to $30.8 million and $27.7 million for 2001 and 2000, respectively, including $23.3 million in fourth quarter 2001.

8)       DISCONTINUED OPERATIONS

        Summarized financial information for Discontinued Operations follows:


                                                                                 DECEMBER 31,
                                                                          -----------------------
                                                                             2001        2000
                                                                          ----------   ----------
                                                                                (IN MILLIONS)
        BALANCE SHEETS
        Mortgage loans on real estate ...............................     $    160.3   $    330.9
        Equity real estate ..........................................          252.0        350.9
        Fixed maturities, available for sale, at estimated fair value
          (amortized cost of $542.9 and $321.5) .....................          559.6        336.5
        Other equity investments ....................................           22.3         43.1
        Other invested assets .......................................             .4          1.9
                                                                          ----------   ----------
          Total investments .........................................          994.6      1,063.3
        Cash and cash equivalents ...................................           41.1         84.3
        Other assets ................................................          152.6        148.8
                                                                          ----------   ----------
        Total Assets ................................................     $  1,188.3   $  1,296.4
                                                                          ==========   ==========

        Policyholders liabilities ...................................     $    932.9   $    966.8
        Allowance for future losses .................................          139.9        159.8
        Other liabilities ...........................................          115.5        169.8
                                                                          ----------   ----------
        Total Liabilities ...........................................     $  1,188.3   $  1,296.4
                                                                          ==========   ==========

                                                               2001       2000        1999
                                                            --------    --------    --------
                                                                      (IN MILLIONS)
        STATEMENTS OF EARNINGS
        Investment income (net of investment
          expenses of $25.3, $37.0 and $49.3) .........     $   91.6    $  102.2    $   98.7
        Investment gains (losses), net ................         33.6        (6.6)      (13.4)
        Policy fees, premiums and other income ........           .2          .7          .2
                                                            --------    --------    --------
        Total revenues ................................        125.4        96.3        85.5

        Benefits and other deductions .................        100.7       106.9       104.8
        Earnings credited (losses charged) to allowance
          for future losses ...........................         24.7       (10.6)      (19.3)
                                                            --------    --------    --------
        Pre-tax loss from operations ..................         --          --          --
        Pre-tax earnings from releasing the allowance
          for future losses ...........................         46.1        90.2        43.3
        Federal income tax expense ....................         (2.3)      (31.6)      (15.2)
                                                            --------    --------    --------
        Earnings from
          Discontinued Operations .....................     $   43.8    $   58.6    $   28.1
                                                            ========    ========    ========

        The Company's quarterly process for evaluating the allowance for future losses applies the current period's results of discontinued operations against the allowance, re-estimates future losses and adjusts the allowance, if appropriate. Additionally, as part of the Company's annual planning process which takes place in the fourth quarter of each year, investment and benefit cash flow projections are prepared. These updated assumptions and estimates resulted in a release of allowance in each of the three years presented.

        Valuation allowances of $4.8 million and $2.9 million on mortgage loans on real estate and $5.0 million and $11.4 million on equity real estate were held at December 31, 2001 and 2000, respectively. During 2001, 2000 and 1999, discontinued operations' average recorded investment in impaired mortgage loans was $32.2 million, $11.3 million and $13.8 million, respectively. Interest income recognized on these impaired mortgage loans totaled $2.5 million, $.9 million and $1.7 million ($1.0 million, $.5 million and $.0 million recognized on a cash basis) for 2001, 2000 and 1999, respectively.

        At December 31, 2001 and 2000, discontinued operations had real estate acquired in satisfaction of debt with carrying values of $7.4 million and $4.5 million, respectively.

        In 2001, Federal Income tax expense for discontinued operations reflected a $13.8 million reduction in taxes due to settlement of open tax years.

9)      SHORT-TERM AND LONG-TERM DEBT

        Short-term and long-term debt consists of the following:


                                                                   DECEMBER 31,
                                                             -----------------------
                                                                2001         2000
                                                             ----------   ----------
                                                                   (IN MILLIONS)
        Short-term debt ................................     $    229.6   $    782.2
                                                             ----------   ----------
        Long-term debt:
        Equitable Life:
          Surplus notes, 6.95%, due 2005 ...............          399.7        399.6
          Surplus notes, 7.70%, due 2015 ...............          199.7        199.7
          Other ........................................             .2           .4
                                                             ----------   ----------

              Total Equitable Life .....................          599.6        599.7
                                                             ----------   ----------

        Alliance:
          Senior Notes, 5.625%, due 2006 ...............          398.0       --
                                                             ----------   ----------
        Wholly Owned and Joint Venture Real Estate:
          Mortgage notes, 5.43% - 9.5%, due through 2017          248.3        248.3
                                                             ----------   ----------
        Total long-term debt ...........................        1,245.9        848.0
                                                             ----------   ----------

        Total Short-term and Long-term Debt ............     $  1,475.5   $  1,630.2
                                                             ==========   ==========

        Short-term Debt

        Equitable Life has a $350.0 million 5-year bank credit facility and a $250.0 million 364-day credit facility. The interest rates are based on external indices dependent on the type of borrowing ranging from 2.09% to 4.75%. There were no amounts outstanding under these credit facilities at December 31, 2001.

        Equitable Life has a commercial paper program with an issue limit of $1.0 billion. This program is available for general corporate purposes used to support Equitable Life's liquidity needs and is supported by Equitable Life's existing $600.0 million bank credit facilities. At December 31, 2001, there were no amounts outstanding under this program.

        Equitable Life has an $18.4 million line of credit available relating to reinsurance of which no amounts were outstanding at December 31, 2001.

        During 1998, Alliance increased its commercial paper program to $425.0 million and entered into a $425.0 million five-year revolving credit facility with a group of commercial banks to provide back-up liquidity for the commercial paper program. Under the credit facility, the interest rate, at the option of the borrower, is a floating rate generally based upon a defined prime rate, a rate related to the London Interbank Offered Rate ("LIBOR") or the Federal Funds Rate. A facility fee is payable on the total facility. Borrowings under the credit facility and the commercial paper program may not exceed $425.0 million in the aggregate. In July 1999, Alliance entered into a $200.0 million three-year revolving credit facility with a group of commercial banks. During October 2000, Alliance entered into a $250.0 million two-year revolving credit facility. The terms of the $200.0 million and $250.0 million credit facilities are generally similar to the $425.0 million credit facility. The revolving credit facilities will be used to fund commission payments to financial intermediaries for the sale of Back-End Load Shares under Alliance's mutual fund distribution system, capital expenditures and for general working capital purposes. The revolving credit facilities contain covenants which, among other things, require Alliance to meet certain financial ratios. Alliance was in compliance with the covenants at December 31, 2001. At December 31, 2001, Alliance had commercial paper outstanding totaling $198.2 million at an effective interest rate of 1.9%; there were no borrowings outstanding under Alliance's revolving credit facilities.

        In December 1999, Alliance established a $100.0 million extendible commercial notes ("ECN") program as a supplement to its $425.0 million commercial paper program. ECNs are short-term uncommitted debt instruments that do not require back-up liquidity support. At December 31, 2001, $24.9 million at an effective interest rate of 1.9% was outstanding under the ECN program.

        Long-term Debt

        Certain of the long-term debt agreements, principally mortgage notes, have restrictive covenants related to the total amount of debt, net tangible assets and other matters. At December 31, 2001, the Company is in compliance with all debt covenants.

        At December 31, 2001 and 2000, respectively, the Company has pledged real estate of $314.5 million and $298.8 million as collateral for certain long-term debt.

        At December 31, 2001, aggregate maturities of the long-term debt based on required principal payments at maturity was $248.5 million for 2002, $400.0 million for 2005, $400.0 million for 2006 and $200.0 million thereafter.

        In August 2001, Alliance issued $400.0 million 5.625% notes due 2006 in a public offering and are redeemable at any time. The registration statement filed with the SEC allows for the issuance of up to $600.0 million in senior debt securities. The proceeds were used to reduce commercial paper and credit facility borrowings and for other general partnership purposes.

10)     FEDERAL INCOME TAXES

        A summary of the Federal income tax expense in the consolidated statements of earnings follows:

                                                    2001        2000       1999
                                                  --------    --------   --------
                                                           (IN MILLIONS)
        Federal income tax expense (benefit):
          Current ...........................     $  (38.2)   $  820.6   $  174.0
          Deferred ..........................        354.4       137.7      158.0
                                                  --------    --------   --------
        Total ...............................     $  316.2    $  958.3   $  332.0
                                                  ========    ========   ========

        The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings before Federal income taxes and minority interest by the expected Federal income tax rate of 35%. The sources of the difference and their tax effects follow:

                                                       2001        2000        1999
                                                     --------    --------    --------
                                                             (IN MILLIONS)
        Expected Federal income tax expense ....     $  452.5    $  904.9    $  458.4
        Minority interest ......................       (126.9)     (117.9)      (47.8)
        Non deductible stock option compensation
          expense ..............................         --          34.4        --
        Subsidiary gains .......................         --         161.4       (37.1)
        Adjustment of tax audit reserves .......        (28.2)       17.9        27.8
        Equity in unconsolidated subsidiaries ..         --         (48.7)      (64.0)
        Other ..................................         18.8         6.3        (5.3)
                                                     --------    --------    --------
        Federal Income Tax Expense .............     $  316.2    $  958.3    $  332.0
                                                     ========    ========    ========

        The components of the net deferred Federal income taxes are as follows:


                                                       DECEMBER 31, 2001                  December 31, 2000
                                                 --------------   ------------      ------------      -----------
                                                    ASSETS         LIABILITIES         Assets         Liabilities
                                                 --------------   ------------      ------------      -----------
                                                                           (IN MILLIONS)
        Compensation and related benefits......  $      --        $       92.0      $       --        $      79.7
        Other..................................         --                  .1               4.9             --
        DAC, reserves and reinsurance..........         --             1,020.1              --              733.0
        Investments............................         --               333.3              --              229.2
                                                 --------------   ------------      ------------      -----------
        Total..................................  $      --        $    1,445.5      $        4.9      $   1,041.9
                                                 ==============   ============      ============      ===========

       At December 31, 1999, $236.8 million in deferred tax assets were transferred to the Holding Company in conjunction with its assumption of the non-qualified employee benefit liabilities. See Note 12 for discussion of the benefit plans transferred.

        The deferred Federal income taxes impacting operations reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The sources of these temporary differences and their tax effects follow:

                                                                   2001               2000                1999
                                                              -------------       ------------       ------------
                                                                                 (IN MILLIONS)

        DAC, reserves and reinsurance......................  $       291.7       $      403.3       $       83.2
        Investments........................................           42.1             (140.7)               3.2
        Compensation and related benefits..................           15.7              (96.4)              21.0
        Other..............................................            4.9              (28.5)              50.6
                                                             -------------       ------------       ------------
        Deferred Federal Income Tax
          Expense..........................................  $       354.4       $      137.7       $      158.0
                                                             =============       ============       ============

        Federal income taxes payable at December 31, 2000 included $858.2 million of taxes related to the gain on disposal of DLJ.

        The Internal Revenue Service (the "IRS") is in the process of examining the Holding Company's consolidated Federal income tax returns for the years 1992 through 1996. Management believes these audits will have no material adverse effect on the Company's results of operations.

11)     REINSURANCE AGREEMENTS

        The Insurance Group assumes and cedes reinsurance with other insurance companies. The Insurance Group evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Ceded reinsurance does not relieve the originating insurer of liability.

        The effect of reinsurance (excluding group life and health) is summarized as follows:

                                                                  2001               2000                1999
                                                            -------------       ------------       ------------
                                                                                 (IN MILLIONS)
        Direct premiums....................................  $       990.0       $    1,103.8       $    1,039.5
        Reinsurance assumed................................          203.0              194.2              206.7
        Reinsurance ceded..................................         (173.1)            (123.0)             (69.1)
                                                             -------------       ------------       ------------
        Premiums...........................................  $     1,019.9       $    1,175.0       $    1,177.1
                                                             =============       ============       ============

        Universal Life and Investment-type Product
          Policy Fee Income Ceded..........................  $        86.9       $       92.1       $       69.7
                                                             =============       ============       ============
        Policyholders' Benefits Ceded......................  $       370.3       $      239.2       $      155.6
                                                             =============       ============       ============
        Interest Credited to Policyholders' Account
          Balances Ceded...................................  $        50.4       $       46.5       $       38.5
                                                             =============       ============       ============


        Since 1997, the Company reinsures on a yearly renewal term basis 90% of the mortality risk on new issues of certain term, universal and variable life products. The Company's retention limit on joint survivorship policies is $15.0 million. All other in force business above $5.0 million is reinsured. The Insurance Group also reinsures the entire risk on certain substandard underwriting risks and in certain other cases.

        During July 2000, Equitable Life transferred, at no gain or loss, all the risk of its directly written DI business for years 1993 and prior through an indemnity reinsurance contract. The cost of the arrangement will be amortized over the expected lives of the contracts reinsured and will not have a significant impact on the results of operations in any specific period.

        At December 31, 2001 and 2000, respectively, reinsurance recoverables related to insurance contracts amounting to $2,233.7 million and $2,098.0 million, of which $1,060.4 million and $1,009.1 million relates to one specific reinsurer, are included in Other assets and reinsurance payables related to insurance contracts amounting to $798.5 million and $730.3 million are included in Other liabilities in the consolidated balance sheets.

        The Insurance Group cedes 100% of its group life and health business to a third party insurer. Insurance liabilities ceded totaled $444.2 million and $487.7 million at December 31, 2001 and 2000, respectively.

        In addition to the sale of insurance products, the Insurance Group acts as a professional retrocessionaire by assuming life and annuity reinsurance from professional reinsurers. The Insurance Group also assumes accident, health, aviation and space risks by participating in various reinsurance pools. Reinsurance assumed reserves at December 31, 2001 and 2000 were $540.2 million and $515.0 million, respectively.

12)     EMPLOYEE BENEFIT PLANS

        The Company sponsors qualified and non-qualified defined benefit plans covering substantially all employees (including certain qualified part-time employees), managers and certain agents. The pension plans are non-contributory. Equitable Life's benefits are based on a cash balance formula or years of service and final average earnings, if greater, under certain grandfathering rules in the plans. Alliance's benefits are based on years of credited service, average final base salary and primary social security benefits. The Company's funding policy is to make the minimum contribution required by the Employee Retirement Income Security Act of 1974 ("ERISA").

        Effective December 31, 1999, the Holding Company legally assumed primary liability from Equitable Life for all current and future obligations of its Excess Retirement Plan, Supplemental Executive Retirement Plan and certain other employee benefit plans that provide participants with medical, life insurance, and deferred compensation benefits; Equitable Life remains secondarily liable. The amount of the liability associated with employee benefits transferred was $676.5 million, including $183.0 million of non-qualified pension benefit obligations and $394.1 million of postretirement benefits obligations at December 31, 1999. This transfer was recorded as a non-cash capital contribution to Equitable Life.

        Components of net periodic pension credit follow:

                                                                  2001               2000                1999
                                                             -------------       ------------       ------------
                                                                                 (IN MILLIONS)
        Service cost.......................................  $        32.1       $       29.5       $       36.7
        Interest cost on projected benefit obligations.....          128.8              124.2              131.6
        Expected return on assets..........................         (218.7)            (223.2)            (189.8)
        Net amortization and deferrals.....................             .1                (.6)               7.5
                                                             -------------       ------------       ------------
        Net Periodic Pension Credit........................  $       (57.7)      $      (70.1)      $      (14.0)
                                                             ============        ============       ============

        The projected benefit obligations under the pension plans were comprised of:

                                                                                           DECEMBER 31,
                                                                                 -------------------------------
                                                                                     2001                2000
                                                                                 ------------       ------------
                                                                                           (IN MILLIONS)


        Benefit obligations, beginning of year.................................  $    1,712.6       $    1,659.6
        Service cost...........................................................          27.1               24.5
        Interest cost..........................................................         128.8              124.2
        Actuarial losses (gains)...............................................          64.4               13.4
        Benefits paid..........................................................        (120.6)            (109.1)
                                                                                 ------------       ------------
        Benefit Obligation, End of Year........................................  $    1,812.3       $    1,712.6
                                                                                 ============       ============

        The funded status of the pension plans was as follows:

                                                                                           DECEMBER 31,
                                                                                 -------------------------------
                                                                                     2001                2000
                                                                                 ------------       ------------
                                                                                           (IN MILLIONS)

        Plan assets at fair value, beginning of year...........................  $    2,112.0       $    2,341.6
        Actual return on plan assets...........................................        (148.0)            (115.9)
        Contributions..........................................................          --                 --
        Benefits paid and fees.................................................        (126.1)            (113.7)
                                                                                 ------------       ------------
        Plan assets at fair value, end of year.................................       1,837.9            2,112.0
        Projected benefit obligations..........................................       1,812.3            1,712.6
                                                                                 ------------       ------------
        Excess of plan assets over projected benefit obligations...............          25.6              399.4
        Unrecognized prior service cost........................................         (46.3)               1.2
        Unrecognized net loss (gain) from past experience different
          from that assumed....................................................         550.1               71.3
        Unrecognized net asset at transition...................................          (1.6)              (1.9)
                                                                                 ------------       ------------
        Prepaid Pension Cost, Net..............................................  $      527.8       $      470.0
                                                                                 ============       ============

        The accrued liability for pension plans with projected benefit obligations in excess of plan assets was $16.7 million and $13.5 million at December 31, 2001 and 2000, respectively. The aggregate accumulated benefit obligation and fair value of plan assets for pension plans with accumulated benefit obligations in excess of plan assets were $49.7 million and $28.7 million, respectively, at December 31, 2001 and $38.9 million and $32.9 million, respectively, at December 31, 2000.

        The pension plan assets include corporate and government debt securities, equity securities, equity real estate and shares of group trusts managed by Alliance. The discount rate and rate of increase in future compensation levels used in determining the actuarial present value of projected benefit obligations were 7.25% and 7.19%, respectively, at December 31, 2001 and 7.75% and 7.19%, respectively, at December 31, 2000. As of January 1, 2001 and 2000, the expected long-term rate of return on assets for the retirement plan was 10.25% and 10.5%, respectively.

        Prior to 1987, the qualified plan funded participants' benefits through the purchase of non-participating annuity contracts from Equitable Life. Benefit payments under these contracts were approximately $27.3 million, $28.7 million and $30.2 million for 2001, 2000 and 1999, respectively.

        Alliance maintains several unfunded deferred compensation plans for the benefit of certain eligible employees and executives. The Capital Accumulation Plan was frozen on December 31, 1987 and no additional awards have been made. For the active plans, benefits vest over a period ranging from 3 to 8 years and are amortized as compensation and benefit expense. ACMC, Inc. ("ACMC"), a subsidiary of the Company, is obligated to make capital contributions to Alliance in amounts equal to benefits paid under the Capital Accumulation Plan and the contractual unfunded deferred compensation arrangements. In connection with the acquisition of Bernstein, Alliance agreed to invest $96.0 million per annum for three years to fund open market purchases of Alliance Holding units or money market funds in each case for the benefit of certain individuals who were stockholders or principals of Bernstein or were hired to replace them. The Company has recorded compensation and benefit expenses in connection with the plans totaling $58.1 million, $29.8 million and $13.8 million for 2001, 2000 and 1999, respectively (including $34.6 million and $6.8 million for 2001 and 2000, respectively, relating to the Bernstein deferred compensation plan).

13)     DERIVATIVES AND FAIR VALUE OF FINANCIAL INSTRUMENTS

        The Insurance Group primarily uses derivatives for asset/liability risk management and for hedging individual securities. Derivatives mainly are utilized to reduce the Insurance Group's exposure to interest rate fluctuations. Various derivative financial instruments are used to achieve this objective, including interest rate caps and floors to hedge crediting rates on interest-sensitive individual annuity contracts, interest rate futures to protect against declines in interest rates between receipt of funds and purchase of appropriate assets, and interest rate swaps to modify the duration and cash flows of fixed maturity investments. In addition, the Company periodically enters into forward and futures contracts to hedge certain equity exposures. Also, the Company has purchased reinsurance contracts to mitigate the risks associated with the impact of potential market fluctuations on future policyholder elections of guaranteed minimum income benefit features contained in certain annuity contracts issued by the Company.

        As earlier described in Note 2 of Notes to Consolidated Financial Statements, the Company adopted SFAS No. 133, as amended, on January 1, 2001. Consequently, all derivatives outstanding at December 31, 2001 are recognized on the balance sheet at their fair values. The outstanding notional amounts of derivative financial instruments purchased and sold were $6,675.0 million and $.3 million, respectively, at December 31, 2001. These amounts principally consist of interest rate cap contracts of Equitable Life that have a total fair value at December 31, 2001 of $13.6 million. At December 31, 2001 and during the year then ended, there were no hybrid instruments that required bifurcation of an embedded derivative component under the provisions of SFAS No. 133.

        All gains and losses on derivative financial instruments utilized by the Company in 2001 are reported in earnings for the current year as none of the derivatives were designated to qualifying hedging relationships under SFAS No. 133 either at initial adoption of the Statement or at inception of the contracts. Gross gains and gross losses recognized on derivative positions was $27.5 million and $4.6 million, respectively, for 2001.

        Fair Value of Financial Instruments

        The Company defines fair value as the quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are estimated using present value or other valuation techniques. The fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

        Certain financial instruments are excluded, particularly insurance liabilities other than financial guarantees and investment contracts. Fair market value of off-balance-sheet financial instruments of the Insurance Group was not material at December 31, 2001 and 2000.

        Fair values for mortgage loans on real estate are estimated by discounting future contractual cash flows using interest rates at which loans with similar characteristics and credit quality would be made. Fair values for foreclosed mortgage loans and problem mortgage loans are limited to the estimated fair value of the underlying collateral if lower.

        Fair values of policy loans are estimated by discounting the face value of the loans from the time of the next interest rate review to the present, at a rate equal to the excess of the current estimated market rates over the current interest rate charged on the loan.

        The estimated fair values for the Company's association plan contracts, supplementary contracts not involving life contingencies ("SCNILC") and annuities certain, which are included in policyholders' account balances, and guaranteed interest contracts are estimated using projected cash flows discounted at rates reflecting expected current offering rates.

        The estimated fair values for variable deferred annuities and single premium deferred annuities, which are included in policyholders' account balances, are estimated by discounting the account value back from the time of the next crediting rate review to the present, at a rate equal to the excess of current estimated market rates offered on new policies over the current crediting rates.

        Fair values for long-term debt are determined using published market values, where available, or contractual cash flows discounted at market interest rates. The estimated fair values for non-recourse mortgage debt are determined by discounting contractual cash flows at a rate which takes into account the level of current market interest rates and collateral risk. The estimated fair values for recourse mortgage debt are determined by discounting contractual cash flows at a rate based upon current interest rates of other companies with credit ratings similar to the Company. The Company's carrying value of short-term borrowings approximates their estimated fair value.

        The carrying value and estimated fair value for financial instruments not previously disclosed in Notes 3, 7 and 8:


                                                                           DECEMBER 31,
                                                --------------------------------------------------------------------
                                                              2001                               2000
                                                ---------------------------------  ---------------------------------
                                                   CARRYING         ESTIMATED         Carrying         Estimated
                                                    VALUE          FAIR VALUE          Value           Fair Value
                                                ---------------  ----------------  ---------------   ---------------
                                                                           (IN MILLIONS)
        Consolidated:
        Mortgage loans on real estate..........  $    4,333.3     $     4,438.7     $     4,712.6     $    4,767.0
        Other limited partnership interests....         701.9             701.9             834.9            834.9
        Policy loans...........................       4,100.7           4,476.4           4,034.6          4,290.0
        Policyholders' account balances -
          investment contracts.................      12,256.4          12,514.0          11,488.8         11,663.8
        Long-term debt.........................       1,245.9           1,280.6             848.0            847.5

        Closed Block:
        Mortgage loans on real estate..........  $    1,514.4     $     1,532.6     $     1,581.8     $    1,582.6
        Other equity investments...............          24.4              24.4              34.4             34.4
        Policy loans...........................       1,504.4           1,664.8           1,557.7          1,667.6
        SCNILC liability.......................          18.2              18.1              20.2             20.1

        Discontinued Operations:
        Mortgage loans on real estate..........  $      160.3     $       171.6     $       330.9     $      347.7
        Fixed maturities.......................         559.6             559.6             336.5            336.5
        Other equity investments...............          22.3              22.3              43.1             43.1
        Guaranteed interest contracts..........          18.8              16.1              26.4             23.4
        Long-term debt.........................         101.7             101.7             101.8            101.7

14)     COMMITMENTS AND CONTINGENT LIABILITIES

        From time to time, the Company has provided certain guarantees or commitments to affiliates, investors and others. At December 31, 2001, these arrangements included commitments by the Company, under certain conditions, to make capital contributions of up to $8.5 million to affiliated real estate joint ventures and to provide equity financing to certain limited partnerships of $274.9 million. Management believes the Company will not incur any material losses as a result of these commitments.

        Equitable Life is the obligor under certain structured settlement agreements which it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, Equitable Life owns single premium annuities issued by previously wholly owned life insurance subsidiaries. Equitable Life has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly owned subsidiaries be unable to meet their obligations. Management believes the need for Equitable Life to satisfy those obligations is remote.

        The Insurance Group had $10.5 million of letters of credit outstanding at December 31, 2001.

        The Company entered into continuity agreements with certain executives of the Company in connection with AXA's minority interest acquisition. The remaining continuity agreements generally provide cash severance payments ranging from 1.5 times to 2 times an executive's base salary plus bonus and other benefits. Such cash severance payments will generally be made if an executive's employment is terminated at any time within two years from December 27, 2000 for any reason other than the executive's death, disability, retirement or for cause, or if the executive resigns for good reason as defined in the agreements. In connection with cost reduction programs initiated in 2001, expenses related to continuity agreements, severance, benefits and outplacement were recorded, totaling $126.1 million related to the home office initiative and $24.5 million related to the field restructuring initiative. At December 31, 2001, in the event the remaining covered executives' employment terminates under the circumstances described above, cash severance payments that would be payable under these continuity agreements approximate $30.0 million.

15)     LITIGATION

        A number of lawsuits have been filed against life and health insurers in the jurisdictions in which Equitable Life and its subsidiaries do business involving insurers' sales practices, alleged agent misconduct, alleged failure to properly supervise agents, and other matters. Some of the lawsuits have resulted in the award of substantial judgments against other insurers, including material amounts of punitive damages, or in substantial settlements. In some states, juries have substantial discretion in awarding punitive damages. Equitable Life, Equitable Variable Life Insurance Company ("EVLICO," which was merged into Equitable Life effective January 1, 1997, but whose existence continues for certain limited purposes, including the defense of litigation) and EOC, like other life and health insurers, from time to time are involved in such litigations. Among litigations against Equitable Life, EVLICO and EOC of the type referred to in this paragraph are the litigations described in the following five paragraphs.

        In January 1996, an amended complaint was filed in an action entitled Frank Franze Jr. and George Busher, individually and on behalf of all others similarly situated v. The Equitable Life Assurance Society of the United States, and Equitable Variable Life Insurance Company in the United States District Court for the Southern District of Florida. The action was brought by two individuals who purchased variable life insurance policies. The plaintiffs purport to represent a nationwide class consisting of all persons who purchased variable life insurance policies from Equitable Life and EVLICO between September 30, 1991 and January 3, 1996. The amended complaint alleges that Equitable Life's and EVLICO's agents were trained not to disclose fully that the product being sold was life insurance. Plaintiffs allege violations of the Federal securities laws and seek rescission of the contracts or compensatory damages and attorneys' fees and expenses. Equitable Life and EVLICO have answered the amended complaint, denying the material allegations and asserting certain affirmative defenses. In May 1999, the Magistrate Judge issued a Report and Recommendation recommending that the District Judge deny Equitable Life's and EVLICO's motion for summary judgment and grant plaintiffs' motion for class certification. In July 1999, Equitable Life and EVLICO filed Objections to the Report and Recommendation and urged that the District Judge reject the Magistrate's recommendations and grant Equitable Life's and EVLICO's motion for summary judgment and deny plaintiffs' motion for class certification. In October 2000, the District Judge affirmed the Magistrate's

        Report and Recommendation and, accordingly, denied Equitable Life's and EVLICO's motion for summary judgment and granted plaintiffs' motion for class certification. In May 2001, with permission of the United States Court of Appeals for the Eleventh Circuit, Equitable Life and EVLICO appealed the District Court's order. Oral argument is scheduled for March 2002.

        In March 2000, an action entitled Brenda McEachern v. The Equitable Life Assurance Society of the United States and Gary Raymond, Jr. was commenced against Equitable Life and one of its agents in Circuit Court, Mobile County, Alabama, and asserts claims under state law. The action was brought by an individual who alleges that she purchased a variable annuity from Equitable Life in 1997. The action purports to be on behalf of a class consisting of all persons who from January 1, 1989 (i) purchased a variable annuity from Equitable Life to fund a qualified retirement plan, (ii) were charged allegedly unnecessary fees for tax deferral for variable annuities held in qualified retirement accounts, or (iii) were sold a variable annuity while owning a qualified retirement plan from Equitable Life. The complaint alleges various improper sales practices, including misrepresentations in connection with the use of variable annuities in a qualified retirement plan or similar arrangement, charging inflated or hidden fees, and failure to disclose unnecessary tax deferral fees. Plaintiff seeks damages, including punitive damages, in an unspecified amount and attorneys' fees and expenses. In May 2000, Equitable Life removed the case to the United States District Court for the Southern District of Alabama and filed a motion to dismiss the complaint, and plaintiff filed a motion to remand the case to state court. The court has permitted limited discovery on the issue of whether the Securities Litigation Uniform Standards Act applies. In November 2001, plaintiff filed a motion for leave to join additional plaintiffs.

        In June 2000, an action entitled Raymond Patenaude v. The Equitable Life Assurance Society of the United States, AXA Advisors, LLC and Equitable Distributors, Inc. was commenced in the Superior Court of California, County of San Diego. The complaint alleges that the defendants engaged in fraudulent and deceptive practices in connection with the marketing and sale of deferred annuity products to fund tax-qualified contributory retirement plans. The named plaintiff purports to act as a private attorney general on behalf of the general public of the State of California under California consumer protection statutes and also asserts individual common-law claims. On behalf of the named plaintiff and the general public, the complaint asserts claims for unlawful, unfair or fraudulent business acts and practices and for false or misleading advertising. On behalf of the named plaintiff alone, the complaint alleges claims for fraud, fraudulent concealment and deceit, negligent misrepresentation and negligence. The complaint seeks injunctive relief, restitution for members of the general public of the State of California who have been harmed by defendants' conduct, compensatory and punitive damages on behalf of the named plaintiff, and attorneys' fees, costs and expenses. In July 2000, the defendants removed the case to the United States District Court for the Southern District of California and filed a motion to dismiss the complaint. In October 2000, the District Court granted defendants' motion to dismiss the action. In November 2000, the plaintiff appealed; the appeal is fully briefed.

        In October 2000, an action entitled Sham Malhotra, et al. v. The Equitable Life Assurance Society of the United States, AXA Advisors, LLC and Equitable Distributors, Inc. was commenced in the Supreme Court of the State of New York, County of Nassau. The action was brought by two individuals who purchased Equitable Life deferred annuity products. The action purports to be on behalf of a class consisting of all persons who purchased an individual deferred annuity contract or who received a certificate to a group deferred annuity contract, sold by one of the defendants, which was used to fund a contributory retirement plan or arrangement qualified for favorable income tax treatment; excluded from the class are officers, directors and agents of the defendants. The complaint alleges that the defendants engaged in fraudulent and deceptive practices in connection with the marketing and sale of deferred annuity products to fund tax-qualified contributory retirement plans. The complaint asserts claims for: deceptive business acts and practices in violation of the New York General Business Law ("GBL"); use of misrepresentations and misleading statements in violation of the New York Insurance Law; false or misleading advertising in violation of the GBL; fraud, fraudulent concealment and deceit; negligent misrepresentation; negligence; unjust enrichment and imposition of a constructive trust; declaratory and injunctive relief; and reformation of the annuity contracts. The complaint seeks injunctive and declaratory relief, an unspecified amount of compensatory and punitive damages, restitution for all members of the class, and an award of attorneys' fees, costs and expenses. In October 2000, the defendants removed the action to the United States District Court for the Eastern District of New York, and thereafter filed a motion to dismiss. Plaintiffs filed a motion to remand the case to state court. In September 2001, the District Court issued a decision granting defendants' motion to dismiss and denying plaintiffs' motion to remand, and judgment was entered in favor of the defendants. In October 2001, plaintiffs filed a motion seeking leave to reopen the case for the purpose of filing an amended complaint. In addition, plaintiffs filed a new complaint in the District Court, alleging a similar class and similar facts. The new complaint asserts causes of action for violations of Federal securities laws in addition to the state law causes of action asserted in the previous complaint. In January 2002, the defendants filed a motion to dismiss the new action.

        Between June 2000 and December 2001 twelve lawsuits were filed in the state courts of Mississippi (the "Mississippi Actions") by more than 70 plaintiffs naming as defendants Equitable Life, EVLICO, EOC and various present and former individual sales agents associated with Equitable Life, EVLICO and/or EOC. The actions arise from the purchase by each of the plaintiffs of various types of life insurance policies from Equitable Life, EVLICO and/or EOC. The policies at issue include term, variable and whole life policies purchased as early as 1954. The actions allege misrepresentations in connection with the sale of life insurance policies including that the defendants misrepresented the stated number of years that premiums would need to be paid. Plaintiffs assert claims for breach of contract, fraud, fraudulent inducement, misrepresentation, conspiracy, negligent supervision and other tort claims. Plaintiffs seek unspecified compensatory and punitive damages. The parties are engaged in discovery in each of the pending actions.

        In October 2000, an action entitled American National Bank and Trust Company of Chicago, as trustee f/b/o Emerald Investments LP and Emerald Investments LP v. AXA Client Solutions, LLC; The Equitable Life Assurance Society of the United States; and AXA Financial, Inc. was commenced in the United States District Court for the Northern District of Illinois. The complaint alleges that the defendants (i) in connection with certain annuities issued by Equitable Life breached an agreement with the plaintiffs involving the execution of mutual fund transfers, and (ii) wrongfully withheld withdrawal charges in connection with the termination of such annuities. Plaintiffs seek unspecified lost profits and injunctive relief, punitive damages and attorneys' fees. Plaintiffs also seek return of the withdrawal charges. In February 2001, the District Court granted in part and denied in part defendants' motion to dismiss the complaint. In March 2001, plaintiffs filed an amended complaint. The District Court granted defendants' motion to dismiss AXA Client Solutions and the Holding Company from the amended complaint, and dismissed the conversion claims in June 2001. The District Court denied defendants' motion to dismiss the remaining claims. Equitable Life has answered the amended complaint.

        On September 12, 1997, the United States District Court for the Northern District of Alabama, Southern Division, entered an order certifying James Brown as the representative of a class consisting of "[a]ll African-Americans who applied but were not hired for, were discouraged from applying for, or would have applied for the position of Sales Agent in the absence of the discriminatory practices, and/or procedures in the [former] Southern Region of AXA Financial from May 16, 1987 to the present." The second amended complaint in James W. Brown, on behalf of others similarly situated v. The Equitable Life Assurance Society of the United States alleges, among other things, that Equitable Life discriminated on the basis of race against African-American applicants and potential applicants in hiring individuals as sales agents. Plaintiffs sought a declaratory judgment and affirmative and negative injunctive relief, including the payment of back-pay, pension and other compensation. The court referred the case to mediation, pursuant to which the parties reached a proposed settlement agreement in November 2000. In connection therewith, the case was dismissed in the United States District Court for the Northern District of Alabama, Southern Division and refiled in the United States District Court for the Northern District of Georgia, Atlanta Division. The final settlement required notice to be given to class members and was subject to court approval. A hearing was held in January 2002 and thereafter, an order was entered approving the settlement.

        In November 1997, an amended complaint was filed in Peter Fischel, et al. v. The Equitable Life Assurance Society of the United States alleging, among other things, that Equitable Life violated ERISA by eliminating certain alternatives pursuant to which agents of Equitable Life could qualify for health care coverage. In March 1999, the United States District Court for the Northern District of California entered an order certifying a class consisting of "[a]ll current, former and retired Equitable agents, who while associated with Equitable satisfied [certain alternatives] to qualify for health coverage or contributions thereto under applicable plans." Plaintiffs allege various causes of action under ERISA, including claims for enforcement of alleged promises contained in plan documents and for enforcement of agent bulletins, breach of a unilateral contract, breach of fiduciary duty and promissory estoppel. In June 2000, plaintiffs appealed to the Court of Appeals for the Ninth Circuit contesting the District Court's award of legal fees to plaintiffs' counsel in connection with a previously settled count of the complaint unrelated to the health benefit claims. In that appeal, plaintiffs have challenged the District Court's subject matter jurisdiction over the health benefit claims. Oral argument on this appeal was heard in November 2001. In May 2001, plaintiffs filed a second amended complaint which, among other things, alleges that Equitable Life failed to comply with plan amendment procedures and deletes the promissory estoppel claim. Equitable Life answered the complaint in June 2001. In September 2001, Equitable Life filed a motion for summary judgment on all of plaintiffs' claims, and plaintiffs filed a motion for partial summary judgment on all claims except their claim for breach of fiduciary duty.

        A putative class action entitled Stefanie Hirt, et al. v. The Equitable Retirement Plan for Employees, Managers and Agents, et al. was filed in the District Court for the Southern District of New York in August 2001 against The Equitable Retirement Plan for Employees, Managers and Agents (the "Retirement Plan") and The Officers Committee on Benefit Plans of Equitable Life, as Plan Administrator. The action was brought by five participants in the Retirement Plan and purports to be on behalf of "all Plan participants, whether active or retired, their beneficiaries and Estates, whose accrued benefits or pension benefits are based on the Plan's Cash Balance Formula." The complaint challenges the change, effective January 1, 1989, in the pension benefit formula from a final average pay formula to a cash balance formula. Plaintiffs allege that the change to the cash balance formula violates ERISA by reducing the rate of accruals based on age, failing to comply with ERISA's notice requirements and improperly applying the formula to retroactively reduce accrued benefits. The relief sought includes a declaration that the cash balance plan violates ERISA, an order enjoining the enforcement of the cash balance formula, reformation and damages. Defendants answered the complaint in October 2001.

        In September 1999, a complaint was filed in an action entitled R.S.M. Inc., et al. v. Alliance Capital Management L.P., et al. in the Chancery Court of the State of Delaware. The action was brought on behalf of a purported class of owners of limited partnership units of Alliance Capital Management Holding L.P. ("Alliance Holding") challenging the then-proposed reorganization of Alliance Holding. Named defendants include Alliance Holding, four Alliance Holding executives, the general partner of Alliance Holding and Alliance, which is a wholly owned indirect subsidiary of Equitable Life, and Alliance, which is the operating partnership whose units are not publicly traded. Equitable Life is obligated to indemnify the defendants for losses and expenses arising out of the litigation. Plaintiffs allege, inter alia, inadequate and misleading disclosures, breaches of fiduciary duties, and the improper adoption of an amended partnership agreement by Alliance Holding. The complaint seeks, inter alia, payment of unspecified money damages and an accounting of all benefits alleged to have been improperly obtained by the defendants. In August 2000, plaintiffs filed a first amended and supplemental class action complaint. The amended complaint alleges in connection with the reorganization that, inter alia, the partnership agreement of Alliance Holding was not validly amended, the reorganization of Alliance Holding was not validly effected, the information disseminated to holders of units of limited partnership interests in Alliance Holding was materially false and misleading, and the defendants breached their fiduciary duties by structuring the reorganization in a manner that was grossly unfair to plaintiffs. Plaintiffs seek declaratory, monetary and injunctive relief relating to the allegations contained in the amended complaint. In September 2000, all defendants other than Robert H. Joseph, Jr., filed an answer to the amended complaint denying the material allegations contained therein. In lieu of joining in the answer to the amended complaint, Mr. Joseph filed a motion to dismiss in September 2000. In November 2000, defendants, other than Mr. Joseph, filed a motion to dismiss the amended complaint. In December 2000, plaintiffs filed a motion for partial summary judgment on the claim that the Alliance Holding partnership agreement was not validly amended. In April 2001, the Chancery Court issued a decision granting in part and denying in part defendants' motion to dismiss; the claim alleging that the partnership agreement of Alliance Holding was not validly amended was one of the claims dismissed. In October 2001, a memorandum of understanding was executed, setting forth the terms of a settlement in principle, and in December 2001, a stipulation of settlement was filed with the Delaware Court of Chancery. The settlement is subject to a number of conditions, including preparation of definitive documentation and approval, after a hearing, by the Delaware Court of Chancery.

        Subsequent to the August 30, 2000 announcement of AXA's proposal to purchase the outstanding shares of AXA Financial common stock that it did not already own, the following fourteen putative class action lawsuits were commenced in the Delaware Court of Chancery: Fred Buff v. AXA Financial, Inc., et al., Sarah Wolhendler v. Claude Bebear, et al.; Jerome and Selma Stone v. AXA Financial, Inc., et al.; Louis Deranieri
        v. AXA Financial, Inc., et al.; Maxine Phillips v. AXA Financial, Inc., et al.; Ruth Ravnitsky v. AXA Financial, Inc., et al.; Richard Kager v. AXA Financial, Inc., et al.; Mortimer Cohen v. AXA Financial, Inc., et al.; Lee Koneche, et al. v. AXA Financial, Inc., et al.; Denver Employees Retirement Plan v. AXA Financial, Inc., et al.; Harry Hoffman
        v. AXA Financial, Inc., et al.; Joseph Villari v. AXA Financial, Inc., et al.; Max Boimal v. AXA Financial, Inc., et al.; and Jay Gottlieb v. AXA Financial, Inc., et al. AXA Financial, AXA, and directors and/or officers of AXA Financial are named as defendants in each of these lawsuits. The various plaintiffs each purport to represent a class consisting of owners of AXA Financial common stock and their successors in interest, excluding the defendants and any person or entity related to or affiliated with any of the defendants. They challenge the adequacy of the offer announced by AXA and allege that the defendants have engaged or will engage in unfair dealing, overreaching and/or have breached or will breach fiduciary duties owed to the minority shareholders of AXA Financial. The complaints seek declaratory and injunctive relief, an accounting, and unspecified compensatory damages, costs and expenses, including attorneys' fees. The Delaware suits have been consolidated under the name In re AXA Financial, Inc. Shareholders Litigation. A similar lawsuit was filed in the Supreme Court of the State of New York, County of New York, after the filing of the first Delaware action; it is captioned Harbor Finance Partners v. AXA Financial, Inc., et al. In December 2000, the parties to the Delaware suits reached a proposed agreement for settlement and executed a memorandum of understanding. Shortly thereafter, agreement was reached with the plaintiff in the New York suit to stay proceedings in New York and to participate in and be bound by the terms of the settlement of the Delaware suits. In November 2001, the parties filed a stipulation of settlement with the Delaware Court of Chancery. The settlement, which does not involve any payment by AXA Financial, is subject to conditions, including approval, after a hearing, by the Delaware Court of Chancery. The hearing on the settlement is scheduled for March 2002.

        Subsequent to the August 30, 2000 announcement of the proposed sale of DLJ, four putative class action lawsuits were filed in the Delaware Court of Chancery naming AXA Financial as one of the defendants and challenging the sale of DLJ because the transaction did not include the sale of DLJdirect tracking stock. These actions are captioned Irvin Woods, et al. v. Joe L. Roby, et al.; Thomas Rolle v. Joe L. Roby, et al.; Andrew Loguercio v. Joe L. Roby, et al.; and Robert Holschen v. Joe
        L. Roby, et al. The plaintiffs in these cases purport to represent a class consisting of the holders of DLJdirect tracking stock and their successors in interest, excluding the defendants and any person or entity related to or affiliated with any of the defendants. Named as defendants are AXA Financial, DLJ and the DLJ directors. The complaints assert claims for breaches of fiduciary duties, for violation of class members' voting rights under 8 Del. C. ss.242, and for breach of implied contractual promise, and seek an unspecified amount of compensatory damages and costs and expenses, including attorneys' fees. The parties in these cases have agreed to extend the time for defendants to respond to the complaints.

        Subsequent to the August 30, 2000 announcement of the proposed sale of DLJ, a putative class action lawsuit was filed in the United States District Court, Southern District of New York, captioned Siamac Sedighim
        v. Donaldson, Lufkin & Jenrette, Inc., et al. This action challenges the sale of DLJ (for omitting the DLJdirect tracking stock) and also alleges Federal securities law claims relating to the initial public offering of the DLJdirect tracking stock. The complaint alleges claims for violations of the securities laws, breaches of the fiduciary duties of loyalty, good faith and due care, aiding and abetting such breaches, and breach of contract. The plaintiff purports to represent a class consisting of: all purchasers of DLJdirect tracking stock in the initial public offering and thereafter (with respect to the securities law claims); and all owners of DLJdirect tracking stock who allegedly have been or will be injured by the sale of DLJ (with respect to all other claims). Named as defendants are AXA Financial, Equitable Life, AXA, DLJ, Donaldson, Lufkin & Jenrette Securities Corporation, Credit Suisse Group, Diamond Acquisition Corp., and DLJ's directors. The complaint seeks declaratory and injunctive relief, an unspecified amount of damages, and costs and expenses, including attorney's fees. In February 2001, defendants moved to dismiss the complaint and in October 2001, the court granted defendants' motion, dismissing all claims based on Federal law with prejudice and dismissing all claims based on state law on jurisdictional grounds, and entered judgment for the defendants. The plaintiffs did not file a notice of appeal, and their time to appeal has expired.

        In April 2001, a putative class action entitled David Uhrik v. Credit Suisse First Boston (USA), Inc., et al. was filed in Delaware Court of Chancery on behalf of the holders of CSFBdirect tracking stock (formerly known as DLJdirect tracking stock). Named defendants include AXA Financial, Credit Suisse First Boston (USA), Inc., the former directors of DLJ and the directors of Credit Suisse First Boston (USA), Inc. The complaint challenges the sale of DLJ common stock as well as the March 2001 offer by Credit Suisse to purchase the publicly owned CSFBdirect tracking stock for $4 per share and asserts claims for breaches of fiduciary duties and breach of contract. Plaintiffs seek injunctive relief, an unspecified amount of compensatory damages, and costs and expenses, including attorneys' fees. The Uhrik action, along with the actions captioned Irvin Woods, et al. v. Joe L. Roby, et al.; Thomas Rolle v. Joe L. Roby, et al.; Andrew Loguercio v. Joe L. Roby, et al.; and Robert Holschen v. Joe. L. Roby, et al., are among the actions that have been consolidated under the caption In re CSFBdirect Tracking Stock Shareholders Litigation. In May 2001, the Delaware Court of Chancery ordered that the Uhrik complaint be the operative complaint in the consolidated actions. A memorandum of understanding outlining the terms of a proposed settlement was executed in July 2001. It is anticipated that a stipulation of settlement will be filed with the Delaware Court of Chancery in or before March 2002. The proposed settlement, which does not involve any payment by AXA Financial, is subject to a number of conditions, including confirmatory discovery and approval, after a hearing, by the Delaware Court of Chancery.

        In April 2001, an amended class action complaint entitled Miller, et al.
        v. Mitchell Hutchins Asset Management, Inc., et al. was filed in Federal District Court in the Southern District of Illinois against Alliance, Alliance Fund Distributors, Inc. ("AFD"), a wholly owned subsidiary of Alliance, and other defendants alleging violations of the Investment Company Act of 1940, as amended ("ICA"), and breaches of common law fiduciary duty. The allegations in the amended complaint concern six mutual funds with which Alliance has investment advisory agreements, including Premier Growth Fund, Alliance Health Care Fund, Alliance Growth Fund, Alliance Quasar Fund, Alliance Fund and Alliance Disciplined Value Fund. The amended complaint alleges principally that
        (i) certain advisory agreements concerning these funds were negotiated, approved, and executed in violation of the ICA, in particular because certain directors of these funds should be deemed interested under the ICA; (ii) the distribution plans for these funds were negotiated, approved, and executed in violation of the ICA; and (iii) the advisory fees and distribution fees paid to Alliance and AFD, respectively, are excessive and, therefore, constitute a breach of fiduciary duty. Alliance and AFD believe that plaintiffs' allegations are without merit and intend to vigorously defend against these allegations. At the present time, management of Alliance and AFD are unable to estimate the impact, if any, that the outcome of this action may have on Alliance's results of operations or financial condition.

        On December 7, 2001 a complaint entitled Benak v. Alliance Capital Management L.P. and Alliance Premier Growth Fund ("Benak Complaint") was filed in Federal District Court in the District of New Jersey against Alliance and Alliance Premier Growth ("Premier Growth Fund") alleging violation of the ICA. The principal allegations of the Benak Complaint are that Alliance breached its duty of loyalty to Premier Growth Fund because one of the directors of the General Partner of Alliance served as a director of Enron Corp. ("Enron") when Premier Growth Fund purchased shares of Enron and as a consequence thereof, the investment advisory fees paid to Alliance by Premier Growth Fund should be returned as a means of recovering for Premier Growth Fund the losses plaintiff alleges were caused by the alleged breach of the duty of loyalty. Plaintiff seeks recovery of fees paid by Premier Growth Fund to Alliance during the twelve months preceding the lawsuit. On December 21, 2001 a complaint entitled Roy v. Alliance Capital Management L.P. and Alliance Premier Growth Fund ("Roy Complaint") was filed in Federal District Court in the Middle District of Florida, Tampa Divisions, against Alliance and Premier Growth Fund. The allegations and relief sought in the Roy Complaint are virtually identical to the Benak Complaint. On December 26, 2001 a compliant entitled Roffe v. Alliance Capital Management L.P. and Alliance Premier Growth Fund ("Roffe Complaint") was filed in the Federal District Court in the District of New Jersey against Alliance and Premier Growth Fund. The allegations and relief sought in the Roffe Complaint are virtually identical to the Benak Complaint. On February 14, 2002, a complaint entitled Tatem v. Alliance Capital Management L.P. and Alliance Premier Growth Fund ("Tatem Complaint") was filed in the Federal District Court in the District of New Jersey against Alliance and Premier Growth Fund. The allegations and relief sought in the Tatem Complaint are virtually identical to the Benak Complaint. Alliance believes the plaintiffs' allegations in the Benak Complaint, Roy Complaint, Roffe Complaint and Tatem Complaint are without merit and intends to vigorously defend against these allegations. At the present time Alliance's management is unable to estimate the impact, if any, that the outcome of these actions may have on Alliance's results of operations or financial condition.

        Although the outcome of litigation generally cannot be predicted with certainty, the Company's management believes that (i) the settlement of the Brown, R.S.M., In re AXA Financial, Inc. Shareholders Litigation and the Uhrik litigations will not have a material adverse effect on the consolidated financial position or results of operations of the Company and (ii) the ultimate resolution of the other litigations described above should not have a material adverse effect on the consolidated financial position of the Company. The Company's management cannot make an estimate of loss, if any, or predict whether or not any of such other litigations described above will have a material adverse effect on the Company's consolidated results of operations in any particular period.

        In addition to the matters previously reported and those described above, the Holding Company, the Company and their subsidiaries are involved in various legal actions and proceedings in connection with their businesses. Some of the actions and proceedings have been brought on behalf of various alleged classes of claimants and certain of these claimants seek damages of unspecified amounts. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on the Company's consolidated financial position or results of operations.

        However, it should be noted that the frequency of large damage awards, including large punitive damage awards that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions, continues to create the potential for an unpredictable judgment in any given matter.

16)     LEASES

        The Company has entered into operating leases for office space and certain other assets, principally information technology equipment and office furniture and equipment. Future minimum payments under noncancelable operating leases for 2002 and the four successive years are $114.6 million, $107.3 million, $112.9 million, $100.5 million, $84.4 million and $921.0 million thereafter. Minimum future sublease rental income on these noncancelable operating leases for 2002 and the four successive years is $6.0 million, $4.6 million, $4.6 million, $4.6 million, $3.1 million and $21.1 million thereafter.

        At December 31, 2001, the minimum future rental income on noncancelable operating leases for wholly owned investments in real estate for 2002 and the four successive years is $80.3 million, $86.8 million, $82.9 million, $77.0 million, $75.4 million and $601.6 million thereafter.

        The Company has entered into capital leases for certain information technology equipment. Future minimum payments under noncancelable capital leases for 2002 and the three successive years are $4.9 million, $4.6 million, $2.7 million and $.9 million.

17)    INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

        Equitable Life is restricted as to the amounts it may pay as dividends to the Holding Company. Under the New York Insurance Law, a domestic life insurer may, without prior approval of the Superintendent, pay a dividend to its shareholders not exceeding an amount calculated based on a statutory formula. This formula would permit Equitable Life to pay shareholder dividends not greater than $544.0 million during 2002. Payment of dividends exceeding this amount requires the insurer to file notice of its intent to declare such dividends with the Superintendent who then has 30 days to disapprove the distribution. For 2001, 2000 and 1999, the Insurance Group statutory net income totaled $547.7 million, $1,068.6 million and $547.0 million, respectively. Statutory surplus, capital stock and Asset Valuation Reserve ("AVR") totaled $6,100.4 million and $6,226.5 million at December 31, 2001 and 2000, respectively. In 2001, 2000 and 1999, respectively, $1.7 billion, $250.0 million and $150.0 million in dividends were paid to the Holding Company by Equitable Life.

        At December 31, 2001, the Insurance Group, in accordance with various government and state regulations, had $23.5 million of securities deposited with such government or state agencies.

        In 1998 the National Association of Insurance Commissioners ("NAIC") approved a codification of statutory accounting practices ("Codification"), which provides regulators and insurers with uniform statutory guidance, addressing areas where statutory accounting previously was silent and changing certain existing statutory positions. Equitable Life and EOC became subject to Codification rules for all state filings upon adoption of Codification by the respective states.

        On December 27, 2000, an emergency rule was issued by the New York Insurance Department ("NYID"), which adopted Codification in New York effective on January 1, 2001 except where the guidance conflicted with New York Law. Equitable Life is required to prepare the Quarterly and Annual Statements and Audited financial statements in accordance with New York rules and regulations which are filed in all states. Differences between the New York regulations and Codification consist of the accounting for deferred taxes and goodwill.

        The implementation of Codification resulted in a $1,630.9 million increase to surplus and capital stock, principally due to the $1,660.8 million valuation adjustment related to Alliance.

        The NYID is currently expected to adopt Codification's accounting for deferred income taxes and goodwill effective in 2002. The impact of adopting the deferred tax accounting is estimated to be a $363.6 million decrease to surplus and capital stock at December 31, 2001.

        The application of the Codification rules as adopted by the State of Colorado had no significant effect on Equitable Life or EOC.

        The NYID requires quarterly disclosure reconciling both net income and capital and surplus between practices prescribed and permitted by the State of New York and the January 1, 2001 NAIC Accounting Practices and Procedures manual. The 2001 reconciliation for Equitable Life follows:

                                                                                    DECEMBER 31,
                                                                                       2001
                                                                                 -----------------
                                                                                   (IN MILLIONS)

        Net Income, State of New York basis ................................        $    543.7
        Prescribed Practices ...............................................              --
        Permitted Practices ................................................              --
                                                                                    ----------

        Net Income, NAIC Basis .............................................        $    543.7
                                                                                    ==========

        Statutory surplus and capital stock, State of New York basis .......        $  5,446.0
        Prescribed Practices:
            Deferred tax liability .........................................            (363.6)
        Permitted practices ................................................              --
                                                                                    ----------

        Statutory Surplus and Capital Stock, NAIC Basis ....................        $  5,082.4
                                                                                    ==========

        The differences between statutory surplus and capital stock determined in accordance with Statutory Accounting Principles ("SAP") and total shareholders' equity under GAAP are primarily: (a) the inclusion in SAP of an AVR intended to stabilize surplus from fluctuations in the value of the investment portfolio; (b) future policy benefits and policyholders' account balances under SAP differ from GAAP due to differences between actuarial assumptions and reserving methodologies;
        (c) certain policy acquisition costs are expensed under SAP but deferred under GAAP and amortized over future periods to achieve a matching of revenues and expenses; (d) Federal income taxes are generally accrued under SAP based upon revenues and expenses in the Federal income tax return while under GAAP deferred taxes provide for timing differences between recognition of revenues and expenses for financial reporting and income tax purposes; (e) the valuation of assets under SAP and GAAP differ due to different investment valuation and depreciation methodologies, as well as the deferral of interest-related realized capital gains and losses on fixed income investments; (f) the valuation of the investment in Alliance and Alliance Holding under SAP reflects a portion of the market value appreciation rather than the equity in the underlying net assets as required under GAAP; (g) the provision for future losses of the discontinued Wind-Up Annuities business is only required under GAAP; (h) reporting the surplus notes as a component of surplus in SAP but as a liability in GAAP; (i) computer software development costs are capitalized under GAAP but expensed under SAP; and
        (j) certain assets, primarily pre-paid assets, are not admissible under SAP but are admissible under GAAP.

        Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from GAAP. The following reconciles the Insurance Group's statutory change in surplus and capital stock and statutory surplus and capital stock determined in accordance with accounting practices prescribed by the NYID with net earnings and equity on a GAAP basis.

                                                                                  2001              2000              1999
                                                                               ----------        ----------        ----------
                                                                                               (IN MILLIONS)
        Net change in statutory surplus and
          capital stock ..............................................         $    104.1        $  1,321.4        $    848.8
        Change in asset valuation reserves ...........................             (230.2)           (665.5)             (6.3)
                                                                               ----------        ----------        ----------
        Net change in statutory surplus, capital stock
          and asset valuation reserves ...............................             (126.1)            655.9             842.5
        Adjustments:
          Future policy benefits and policyholders'
            account balances .........................................              278.7             262.6             (80.4)
          DAC ........................................................              458.5             469.1             198.2
          Deferred Federal income taxes ..............................             (354.8)           (127.3)           (154.3)
          Valuation of investments ...................................               67.9            (134.8)             21.5
          Valuation of investment subsidiary .........................           (1,507.9)            (29.2)           (133.6)
          Limited risk reinsurance ...................................               --                --               128.4
          Dividends paid to the AXA Financial ........................            1,700.0             250.0             150.0
          Capital contribution .......................................               --                --              (470.8)
          Stock option expense related to AXA's minority
            interest acquisition .....................................               --              (493.9)             --
          Other, net .................................................              135.8             448.8             253.8
          GAAP adjustments of Other Discontinued
            Operations ...............................................               (5.1)             54.3              51.3
                                                                               ----------        ----------        ----------
        Net Earnings of the Insurance Group ..........................         $    647.0        $  1,355.5        $    806.6
                                                                               ==========        ==========        ==========


                                                                                                DECEMBER 31,
                                                                               ----------------------------------------------
                                                                                  2001              2000              1999
                                                                               ----------        ----------        ----------
                                                                                               (IN MILLIONS)
        Statutory surplus and capital stock ..........................         $  5,446.0        $  5,341.9        $  4,020.5
        Asset valuation reserves .....................................              654.4             884.6           1,550.1
                                                                               ----------        ----------        ----------
        Statutory surplus, capital stock and asset
          valuation reserves .........................................            6,100.4           6,226.5           5,570.6
        Adjustments:
          Future policy benefits and policyholders'
            account balances .........................................           (1,120.7)         (1,399.4)         (1,662.0)
          DAC ........................................................            5,513.7           5,128.8           4,928.6
          Deferred Federal income taxes ..............................           (1,252.2)           (640.7)           (223.5)
          Valuation of investments ...................................              635.9             140.2            (717.3)
          Valuation of investment subsidiary .........................           (2,590.8)         (1,082.9)         (1,891.7)
          Limited risk reinsurance ...................................               --                --               (39.6)
          Issuance of surplus notes ..................................             (539.4)           (539.1)           (539.1)
          Other, net .................................................              942.6             776.2             501.5
          GAAP adjustments of Other Discontinued
            Operations ...............................................             (123.8)           (164.3)           (160.0)
                                                                               ----------        ----------        ----------
        Equity of the Insurance Group ................................         $  7,565.7        $  8,445.3        $  5,767.5
                                                                               ==========        ==========        ==========

18)     BUSINESS SEGMENT INFORMATION

        The Company's operations consist of Insurance and Investment Services. The Company's management evaluates the performance of each of these segments independently and allocates resources based on current and future requirements of each segment.

        The Insurance segment offers a variety of traditional, variable and interest-sensitive life insurance products, disability income, annuity products, mutual fund and other investment products to individuals and small groups. It also administers traditional participating group annuity contracts with conversion features, generally for corporate qualified pension plans, and association plans which provide full service retirement programs for individuals affiliated with professional and trade associations. This segment includes Separate Accounts for individual insurance and annuity products.

        The Investment Services segment principally includes Alliance. Alliance provides diversified investment management and related services globally to a broad range of clients including: (a) institutional clients, including pension funds, endowments and domestic and foreign financial institutions, (b) private clients, including high net worth individuals, trusts and estates and charitable foundations, (c) individual investors, principally through a broad line of mutual funds, and (d) institutional investors by means of in-depth research, portfolio strategy and other services. This segment also includes institutional Separate Accounts that provide various investment options for large group pension clients, primarily defined benefit and contribution plans, through pooled or single group accounts.

        Intersegment investment advisory and other fees of approximately $116.6 million, $153.2 million and $75.6 million for 2001, 2000 and 1999, respectively, are included in total revenues of the Investment Services segment.

        The following tables reconcile segment revenues and earnings from continuing operations before Federal income taxes to total revenues and earnings as reported on the consolidated statements of earnings and segment assets to total assets on the consolidated balance sheets, respectively.


                                                          2001             2000          1999
                                                      ------------    ------------    -----------
                                                                      (IN MILLIONS)
        SEGMENT REVENUES:
        Insurance ...............................     $    4,763.3    $    4,681.9    $   5,179.4
        Investment Services .....................          2,994.4         4,672.5        2,163.8
        Consolidation/elimination ...............            (90.0)         (113.2)         (23.5)
                                                      ------------    ------------    -----------
        Total Revenues ..........................     $    7,667.7    $    9,241.2    $   7,319.7
                                                      ============    ============    ===========


        SEGMENT EARNINGS (LOSS) FROM CONTINUING
          OPERATIONS BEFORE FEDERAL INCOME
          TAXES AND MINORITY INTEREST:
        Insurance ...............................     $      707.5    $     (192.5)   $     555.7
        Investment Services .....................            585.4         2,778.0          754.2
                                                      ------------    ------------    -----------
        Total Earnings from Continuing Operations
           before Federal Income Taxes and
           Minority Interest ....................     $    1,292.9    $    2,585.5    $   1,309.9
                                                      ============    ============    ===========

                                                          2001             2000          1999
                                                      ------------    ------------    -----------
                                                                      (IN MILLIONS)
        ASSETS:
        Insurance ...............................     $   84,568.9    $   88,641.1    $  86,840.1
        Investment Services .....................         15,808.8        16,807.2       12,961.7
        Consolidation/elimination ...............            (94.4)          (57.1)          (8.9)
                                                      ------------    ------------    -----------
        Total Assets ............................     $  100,283.3    $  105,391.2    $  99,792.9
                                                      ============    ============    ===========

19)     QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

        The quarterly results of operations for 2001 and 2000 are summarized below:

                                                                    THREE MONTHS ENDED

                                       -------------------------------------------------------------------------
                                          MARCH 31           JUNE 30           SEPTEMBER 30          DECEMBER 31
                                       -------------      -------------       ------------         -------------
                                                                      (IN MILLIONS)
        2001
        Total Revenues................ $     2,023.1      $     1,898.6       $    1,804.8         $    1,941.2
                                       =============      =============       ============         ============

        Earnings from Continuing
          Operations.................. $       227.1      $       120.3       $      119.2         $      140.0
                                        =============      =============       ============         ============

        Net Earnings.................. $       233.6      $       118.5       $      118.7         $      176.2
                                       =============      =============       ============         ============
        2000
        Total Revenues................ $     1,898.9      $     1,954.5       $    1,982.9         $    3,404.9
                                       =============      =============       ============         ============
        Earnings from Continuing
          Operations.................. $       226.6      $       256.9       $       70.5         $      742.9
                                       =============      =============       ============         ============
        Net Earnings.................. $       221.7      $       255.4       $       70.5         $      807.9
                                       =============      =============       ============         ============

20)     ACCOUNTING FOR STOCK-BASED COMPENSATION

        The Holding Company sponsors a stock incentive plan for employees of Equitable Life. Alliance sponsors its own stock option plans for certain employees. The Company has elected to continue to account for stock-based compensation using the intrinsic value method prescribed in APB No. 25. Had compensation expense as related to options awarded under AXA Financial's Stock Incentive Plans been determined based on SFAS No. 123's fair value based method, including the cost of the amendments and modifications made in connection with AXA's acquisition of the minority interest in the Holding Company, the Company's pro forma net earnings for 2001, 2000 and 1999 would have been $624.8 million, $1,627.3 million and $757.1 million, respectively.

        In conjunction with approval of the agreement for AXA's acquisition of the minority interest in the Holding Company's Common Stock, generally all outstanding options awarded under the 1997 and 1991 Stock Incentive Plans were amended to become immediately and fully exercisable pursuant to their terms upon expiration of the initial tender offer. In addition, the agreement provided that at the effective time of the merger, the terms of all outstanding options granted under those Plans would be further amended and converted into options of equivalent intrinsic value to acquire a number of AXA ordinary shares in the form of ADRs. Also pursuant to the agreement, holders of non-qualified options were provided with an alternative to elect cancellation of those options at the effective time of the merger in exchange for a cash payment from the Holding Company. For the year ended December 31, 2000, the Company recognized compensation expense of $493.9 million, representing the cost of these Plan amendments and modifications offset by an addition to capital in excess of par value.

        Beginning in 2001, under the 1997 Stock Incentive Plan, the Holding Company can issue options to purchase AXA ADRs. The options, which include Incentive Stock Options and Nonstatutory Stock Options, are issued at the fair market value of the AXA ADRs on the date of grant. Generally, one-third of stock options granted vest and become exercisable on each of the first three anniversaries of the date such options were granted. Options are currently exercisable up to 10 years from the date of grant.

        Following completion of the merger of AXA Merger with and into the Holding Company, certain employees exchanged AXA ADR options for tandem Stock Appreciation Rights ("SARs") and at-the-money AXA ADR options of equivalent intrinsic value. The maximum obligation for the SARs is $73.3 million, based upon the underlying price of AXA ADRs at January 2, 2001, the closing date of the aforementioned merger. The Company recorded a reduction in the SARs liability of $63.2 million for 2001, reflecting the variable accounting for the SARs, based on the change in the market value of AXA ADRs for the period ended December 31, 2001.

        The Black-Scholes option pricing model was used in determining the fair values of option awards used in the pro-forma disclosures above. The option pricing assumptions for 2001, 2000 and 1999 follow:


                                       HOLDING COMPANY                           ALLIANCE
                           -----------------------------------------   ------------------------------
                             2001(1)          2000         1999          2001      2000       1999
                           -------------  ------------- ------------   -------------------- ---------

        Dividend yield....    1.52%          0.32%         0.31%         5.80%     7.20%     8.70%

        Expected
          volatility......     29%            28%           28%           33%       30%       29%

        Risk-free interest
          rate............    4.98%          6.24%         5.46%         4.5%      5.90%     5.70%

        Expected life
          in years........      5              5             5            7.2       7.4        7

        Weighted average
          fair value per
          option at
          grant-date......    $9.42          $11.08       $10.78         $9.23     $8.32     $3.88

        (1) Beginning in 2001, the option pricing assumptions reflect options granted by the Holding Company representing rights to acquire AXA ADRs.

        A summary of the activity in the option shares of the Holding Company and Alliance's option plans follows, including information about options outstanding and exercisable at December 31, 2001. Outstanding options at January 2, 2001 to acquire AXA ADRs reflect the conversion of 11.5 million share options of the Holding Company that remained outstanding following the above-described cash settlement made pursuant to the agreement for AXA's acquisition of the minority interest in the Holding Company's Common Stock. All information presented below as related to options to acquire AXA ADRs gives appropriate effect to AXA's May 2001 four-for-one stock split and the related changes in ADR parity for each Holding Company share option:



                                                       HOLDING COMPANY                         ALLIANCE
                                             ------------------------------------   --------------------------------
                                                  Common
                                                   Stock            Weighted                           Weighted
                                                    and             Average                            Average
                                                  AXA ADRs          Exercise            Units          Exercise
                                               (In Millions)         Price          (In Millions)       Price
                                             -------------------  ---------------   -------------- -----------------
        Holding Company Option Shares:
        Balance as of
          December 31, 1998................       21.4              $22.00               12.3          $14.92
          Granted..........................        4.3              $31.70                2.0          $30.18
          Exercised........................       (2.4)             $13.26               (1.5)         $ 9.51
          Forfeited........................        (.6)             $24.29                (.3)         $17.79
                                             -------------------                    --------------

        Balance as of
          December 31, 1999................       22.7              $24.60               12.5          $17.95
          Granted..........................        6.5              $31.06                4.7          $50.93
          Exercised........................       (4.5)             $18.57               (1.7)         $10.90
          Forfeited........................       (1.2)             $26.15                (.1)         $26.62
                                             -------------------                    --------------

        Balance as of
          December 31, 2000................       23.5              $27.20               15.4          $28.73
                                             ===================  ==============

        AXA ADR Option Shares:
        Balance as of January 2, 2001......       18.3              $21.65
          Granted..........................       17.0              $31.55                2.5          $50.34
          Exercised........................       (2.2)             $11.57               (1.7)         $13.45
          Forfeited........................       (3.1)             $32.02                (.3)         $34.33
                                             -------------------                    --------------

        Balance as of
          December 31, 2001................       30.0              $26.89               15.9          $33.58
                                             ===================                    ==============

        Information about options outstanding and exercisable at December 31, 2001 follows:



                                            Options Outstanding                            Options Exercisable
                             ---------------------------------------------------   -------------------------------------
                                                   Weighted
                                                    Average         Weighted                               Weighted
              Range of             Number          Remaining        Average             Number              Average
              Exercise          Outstanding       Contractual       Exercise          Exercisable          Exercise
               Prices          (In Millions)     Life (Years)        Price           (In Millions)           Price
        --------------------------------------- ---------------- ---------------   ------------------   ----------------
              AXA ADRs
        ----------------------
        $ 6.325  - $ 9.01            1.9               2.25           $ 6.75              1.9                $ 6.75
        $10.195  - $14.30            2.2               5.69           $13.32              2.2                $13.34
        $15.995  - $22.84            5.2               7.29           $18.87              4.4                $18.74
        $26.095  - $33.025          15.7               6.58           $30.97              2.6                $26.78
        $36.03                       5.0               7.48           $36.03              5.0                $36.03
                              -----------------                                    ------------------
        $ 6.325  - $36.03           30.0               6.51           $26.89             16.1                $23.24
                              =================                                    ==================

              Alliance
        ----------------------
        $   7.97 - $18.78            4.7               4.20           $12.92              4.3                $12.48
        $  22.50 - $27.31            2.5               6.94           $26.29              1.4                $26.30
        $  30.25 - $46.78            1.7               7.93           $30.30               .6                $30.25
        $  48.50 - $50.56            4.9               9.18           $49.36               .5                $48.50
        $  51.10 - $58.50            2.1               8.95           $53.78               .5                $53.75
                              -----------------                                    ------------------
        $   7.97 - $58.50           15.9               7.20           $33.57              7.3                $21.42
                              =================                                    ==================

        The Company's ownership interest in Alliance will continue to be reduced upon the exercise of unit options granted to certain Alliance employees. Options are exercisable over a period of up to ten years.

        In 1997, Alliance Holding established a long-term incentive compensation plan under which grants are made to key employees for terms established by Alliance Holding at the time of grant. These awards include options, restricted Alliance Holding units and phantom restricted Alliance Holding units, performance awards, other Alliance Holding unit based awards, or any combination thereof. At December 31, 2001, approximately
        12.4 million Alliance Holding units of a maximum 40.0 million units were subject to options granted and 25,500 Alliance Holding units were subject to awards made under this plan.

21)     RELATED PARTY TRANSACTIONS

        Beginning January 1, 2000, the Company reimburses the Holding Company for expenses relating to the Excess Retirement Plan, Supplemental Executive Retirement Plan and certain other employee benefit plans that provide participants with medical, life insurance, and deferred compensation benefits. Such reimbursement was based on the cost to the Holding Company of the benefits provided which totaled $19.1 million and $16.0 million, respectively, for 2001 and 2000.

        The Company paid $590.5 million and $678.9 million, respectively, of commissions and fees to AXA Distribution and its subsidiaries for sales of insurance products for 2001 and 2000. The Company charged AXA Distribution's subsidiaries $522.6 million and $395.0 million, respectively, for their applicable share of operating expenses for 2001 and 2000, pursuant to the Agreements for Services.

        In September 2001, Equitable Life loaned $400.0 million to AXA Insurance Holding Co. Ltd., a subsidiary of AXA. This investment has an interest rate of 5.89% and matures on June 15, 2007. All payments, including interest payable semi-annually, are guaranteed by AXA.

        Both Equitable Life and Alliance, along with other AXA affiliates, participate in certain cost sharing and servicing agreements which include technology and professional development arrangements. Payments by Equitable Life and Alliance to AXA totaled approximately $12.7 million in 2001.

        Commissions, fees and other income includes certain revenues for services provided to mutual funds managed by Alliance described below:

                                                                  2001               2000               1999
                                                            -----------------   ----------------  ------------------
                                                                                 (IN MILLIONS)
       Investment advisory and services fees..............   $     1,088.2       $     1,021.8     $       895.8
       Distribution revenues..............................           544.6               621.6             441.8
       Shareholder servicing fees.........................            87.2                85.6              62.3
       Other revenues.....................................            11.0                11.6               9.9
       Brokerage..........................................             9.0                 1.7               --


22)      PRO FORMA FINANCIAL INFORMATION (UNAUDITED)

        Assuming the Bernstein acquisition had occurred on January 1, 1999, revenues for the Company would have been $8.79 billion and $7.05 billion for 2000 and 1999, respectively, on a pro forma basis. The impact of the acquisition on net earnings on a pro-forma basis would not have been material.

        This pro forma financial information does not necessarily reflect the results of operations that would have resulted had the Bernstein acquisition actually occurred on January 1, 1999, nor is the pro forma financial information necessarily indicative of the results of operations that may be achieved for any future period.

Appendix A

--------------------------------------------------------------------------------

DIRECTORS AND PRINCIPAL OFFICERS

Set forth below is information about our directors and, to the extent they are responsible for variable life insurance operations, our principal officers. Unless otherwise noted, their address is 1290 Avenue of the Americas, New York, New York 10104.



DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
 NAME AND PRINCIPAL BUSINESS ADDRESS   BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
FRANCOISE COLLOC'H
------------------------------------------------------------------------------------------------------------------------------------
AXA                                    Member of the Management Board (January 2000 to present); Group Executive President, Human
25 Avenue Matignon                     Resources, Communication and Synergies (January 2000 to present); Senior Executive Vice
75008 Paris, France                    President, Human Resources and Communications, AXA (January 1997 to present); prior thereto,
                                       Executive Vice President, Culture-Management-Communication (1993 to January 1997); and
                                       various positions with AXA affiliated companies; Member, Executive Committee, AXA (January
                                       1997 to January 2000); Director, AXA Financial, Inc. (December 1996 to present).
------------------------------------------------------------------------------------------------------------------------------------
HENRI DE CASTRIES
------------------------------------------------------------------------------------------------------------------------------------
AXA                                    Director of Equitable Life (since September 1993). Chairman of the Board of AXA Financial
25 Avenue Matignon                     (since April 1998); Vice Chairman (February 1996 to April 1998). Chairman of the Management
75008 Paris, France                    Board and Chief Executive Officer of AXA (since May 2000), Vice Chairman of AXA's Management
                                       Board (January 2000 to May 2000). Prior thereto, Senior Executive Vice President, Financial
                                       Services and Life Insurance Activities in the United States, Germany, the United Kingdom and
                                       Benelux (1997 to 1999); Executive Vice President, Financial Services and Life Insurance
                                       Activities (1993 to 1997) of AXA. Director or officer of various subsidiaries and affiliates of the AXA Group. Director of Alliance Capital Management Corporation, the general partner of Alliance Holding and Alliance. A former Director of Donaldson, Lufkin & Jenrette ("DLJ")
                                       from July 1993 to November 2000.
------------------------------------------------------------------------------------------------------------------------------------
CLAUS-MICHAEL DILL
------------------------------------------------------------------------------------------------------------------------------------
AXA Konzern AG                         Director of Equitable Life (since May 2000). Chairman of the Management Board of AXA Konzern
Gereonsdriesch 9-11                    AG (since June 1999). Member of the AXA Group Management Board since April 1999. Prior
50670 Cologne, Germany                 thereto, member of the Holding Management Board of Gerling-Konzern in Cologne (1995 to April
                                       1999). Chairman of the Management Board of AXA Versicherung AG, AXA Lebensversicherung AG
                                       and AXA Service AG Lebensversicherungs-Management AG (since June 1999). Director of AXA
                                       Financial (since May 2000).
------------------------------------------------------------------------------------------------------------------------------------
JOSEPH L. DIONNE
------------------------------------------------------------------------------------------------------------------------------------
198 N. Wilton Road                     Director of Equitable Life (since May 1982). Retired Chairman of The McGraw-Hill Companies
New Canaan, CT 06840                   (since January 2000); prior thereto, Chairman (April 1988 to January 2000) and Chief
                                       Executive Officer (April 1983 to April 1998). Director of Harris Corporation and Ryder
                                       System, Inc. Director of AXA Financial, Inc. (since May, 1992). He retired as a Director of
                                       McGraw-Hill Companies in April 2000.
------------------------------------------------------------------------------------------------------------------------------------
DENIS DUVERNE
------------------------------------------------------------------------------------------------------------------------------------
AXA                                    Director of Equitable Life (since February 1998). Executive Vice President, International
25, Avenue Matignon                    (US-UK-Benelux) AXA and member of AXA Executive Board (since January, 2000). Director,
75008 Paris, France                    Alliance (since February 1996) and various AXA affiliated companies. Former Director of DLJ
                                       (February 1997 to November 2000).
------------------------------------------------------------------------------------------------------------------------------------
Jean-Rene Fourtou
------------------------------------------------------------------------------------------------------------------------------------
Aventis                                Director of Equitable Life (since July 1992). Vice Chairman of the Management Board of
46 quai de la R-p-e                    Aventis (since December 1999). Prior thereto, Chairman and Chief Executive Officer of
75601 Paris Cedex 12                   Rhone-Poulenc, S.A. (1986 to December 1999). Member of the Supervisory Board of AXA.
France                                 Director of Schneider Electric, Rhodia, and Pernod-Ricard and European Aeronautic Defense
                                       and Space Company. Former Member of the Consulting Council of Banque de France. Director,
                                       AXA Financial (since July, 1992).
------------------------------------------------------------------------------------------------------------------------------------


                                                                            A(1)

DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
 NAME AND PRINCIPAL BUSINESS ADDRESS   BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
NORMAN C. FRANCIS
------------------------------------------------------------------------------------------------------------------------------------
Xavier University of Louisiana         Director of Equitable Life (since March 1989). President of Xavier University of Louisiana;
7325 Palmetto Street                   Director and Chairman of the Board, Liberty Bank and Trust, New Orleans, LA, Piccadilly
New Orleans, LA 70125                  Cafeterias, Inc., and Entergy Corporation. Former Director of First National Bank of
                                       Commerce and Piccadilly Cafeterias, Inc.
------------------------------------------------------------------------------------------------------------------------------------
DONALD J. GREENE
------------------------------------------------------------------------------------------------------------------------------------
LeBoeuf, Lamb, Greene & MacRae         Director of Equitable Life (since July 1991). Of Counsel, LeBoeuf, Lamb, Greene & MacRae
125 West 55th Street                   (since 1999). Prior thereto, Partner of the firm (1965 to 1999). Director of AXA Financial
New York, NY 10019-4513                (since May 1992). Director of Associated Electric and Gas Insurance Services and AXIS
                                       Specialty Insurance Company since 2001.
------------------------------------------------------------------------------------------------------------------------------------
JOHN T. HARTLEY
------------------------------------------------------------------------------------------------------------------------------------
1025 NASA Boulevard                    Director of Equitable Life (since August 1987). Retired as Director in 2000. Director of AXA
Melbourne, FL 32919                    Financial (since May 1992); Director of the McGraw Hill Companies.
------------------------------------------------------------------------------------------------------------------------------------
JOHN H.F. HASKELL JR.
------------------------------------------------------------------------------------------------------------------------------------
UBS Warburg LLC                        Director of Equitable Life (since July 1992); Director of AXA Financial (since July 1992);
299 Park Avenue                        Senior Advisor of UBS Warburg LLC (formerly Warburg Dillon Read LLC) (since 1999); Director
New York, NY 10171                     (until 2000); Prior thereto, Managing Director and member of its Board of Directors
                                       (1975-1999); Chairman, Supervisory Board, Dillon Read (France) Gestion (until 1998);
                                       Director, Pall Corporation (since November 1998).
------------------------------------------------------------------------------------------------------------------------------------
MARY (NINA) HENDERSON
------------------------------------------------------------------------------------------------------------------------------------
425 E. 86th Street, Apt. 12-C          Director of Equitable Life (since December 1996). Retired Corporate Vice President, Core
New York, NY 10028                     Business Development of Bestfoods (from June 1999 until December 2000). Prior thereto,
                                       President, Bestfoods Grocery (formerly CPC International, Inc.) and Vice President,
                                       Bestfoods (1997 to 1999). President, Bestfoods Specialty Markets Group (1993 to 1997);
                                       Director, Hunt Corporation, PACTIV Corporation and the "Shell" Transport and Trading
                                       Company, plc. Director, AXA Financial (since December 1996).
------------------------------------------------------------------------------------------------------------------------------------
W. EDWIN JARMAIN
------------------------------------------------------------------------------------------------------------------------------------
Jarmain Group Inc.                     Director of Equitable Life (since July 1992). President, Jarmain Group Inc. (since 1979);
77 King Street West                    and officer or director of several affiliated companies. Director, AXA Insurance (Canada),
Suite 4545                             Anglo-Canada General Insurance Company, Alliance Capital Management Corporation and AXA
Toronto, Ontario M5K 1K2               Pacific Insurance Company, Alternate Director, AXA Asia Pacific Holdings Limited (December
Canada                                 1999 to September 2000) and a former Director of DLJ (October 1999 to November 2000).
                                       Chairman (non-executive) and Director, FCA International Ltd. (January 1994 to May 1998).
                                       Director of AXA Financial, Inc. (since July 1992).
------------------------------------------------------------------------------------------------------------------------------------
GEORGE T. LOWY
------------------------------------------------------------------------------------------------------------------------------------
Cravath, Swaine & Moore                Director of Equitable Life (since July 1992). Partner, Cravath, Swaine & Moore.
825 Eighth Avenue                      Director, Eramet.
New York, NY 10019
------------------------------------------------------------------------------------------------------------------------------------
DIDIER PINEAU-VALENCIENNE
------------------------------------------------------------------------------------------------------------------------------------
Credit Suisse, First Boston            Director of Equitable Life (since February 1996). Vice Chairman Credit Suisse First Boston
c/o Schneider Electric                 (since March 1999). Chairman and Chief Executive Officer (1981 to February 1999) (now
64, rue de Miromesnel                  Honorary Chairman) Schneider Electric. Former Member of the Supervisory Board of AXA
75008 Paris, France                    (January 1997 to May 2001). Director of CGIP, AON Corporation and Fleury Michon/France,
                                       Member of the Supervisory Board of Aventis (formerly Rhone-Poulenc, S.A.), Andr- & Cie, SA,
                                       LAGARDERE and Swiss Helvetic Fund; member of the Advisory Board of Booz-Allen & Hamilton.
                                       Director of AXA Financial, Inc. (since February 1996).
------------------------------------------------------------------------------------------------------------------------------------
GEORGE J. SELLA, JR.
------------------------------------------------------------------------------------------------------------------------------------
P.O. Box 397                           Director of Equitable Life (since May 1987). Retired Chairman and Chief Executive Officer of
Newton, NJ 07860                       American Cyanamid Company (retired April 1993); previously held other officerships with
                                       American Cyanamid. Director of AXA Financial (since May 1992) and Coulter Pharmaceutical
                                       (May 1987 to 2001).
------------------------------------------------------------------------------------------------------------------------------------


A(2)

DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
 NAME AND PRINCIPAL BUSINESS ADDRESS   BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
PETER J. TOBIN
------------------------------------------------------------------------------------------------------------------------------------
Peter J. Tobin College of Business     Director of Equitable Life (since March 1999); Dean of the Peter J. Tobin College of
St. John's University                  Business St. John's University (since August 1998); Chief Financial Officer, Chase Manhattan
8000 Utopia Parkway                    Corp. (1985 to 1997). Director, Alliance Capital Management Corporation (since May 2000);
Jamaica, NY 11439                      The CIT Group, Inc. (May 1984 to June 2001), H.W. Wilson Company and Junior Achievement of
                                       New York, Inc. and a Director and Officer of Rock Valley Tool, LLC. Director of AXA
                                       Financial, Inc. (since March 1999).
------------------------------------------------------------------------------------------------------------------------------------



OFFICERS - DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
 NAME AND PRINCIPAL BUSINESS ADDRESS   BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
BRUCE W. CALVERT
------------------------------------------------------------------------------------------------------------------------------------
Alliance Capital Management            Director of Equitable Life (since May 2001); Director (since October 1992), Chairman of the
Corporation                            Board (since May 2001) and Chief Executive Officer (since January 1999), Alliance Capital
1345 Avenue of the Americas            Management Corporation; Vice Chairman (May 1993 to April 2001) and Chief Investment Officer
New York, NY 10105                     (May 1993 to January 1999), Alliance Capital Management Corporation; Director, AXA
                                       Financial, Inc. (May 2001 to present); Vice Chairman of the Board of Trustees of Colgate
                                       University; Trustee of the Mike Wolk Heart Foundation; Member of the Investment Committee of
                                       the New York Community Trust.
------------------------------------------------------------------------------------------------------------------------------------
CHRISTOPHER M. CONDRON
------------------------------------------------------------------------------------------------------------------------------------
                                       Director, Chairman of the Board and Chief Executive Officer, Equitable Life (since May
                                       2001); Director, President and Chief Executive Officer, AXA Financial, Inc. (May 2001 to
                                       present); Chairman of the Board and Chief Executive Officer, AXA Client Solutions, LLC (May
                                       2001 to present); Member of AXA's Management Board, (May 2001 to present); Director,
                                       Alliance Capital Management Corporation (May 2001 to present); Director, Chairman of the
                                       Board, President and Chief Executive Officer, The Equitable of Colorado, Inc. (since June
                                       2001); Director, The American Ireland Fund (1999 to present); Board of Trustees of The
                                       University of Scranton (1995 to present); Member of the Investment Company Institute's Board of Governors (since October 2001; prior thereto, October 1997 to October 2000) and Executive
                                       Committee (1998-2001); Former Trustee of The University of Pittsburgh and St. Sebastian's
                                       Country Day School; Former Director of the Massachusetts Bankers Association; President and
                                       Chief Operating Officer, Mellon Financial Corporation (1999-2001); Chairman and Chief
                                       Executive Officer, Dreyfus Corporation (1995-2001).
------------------------------------------------------------------------------------------------------------------------------------
STANLEY B. TULIN
------------------------------------------------------------------------------------------------------------------------------------
                                       Director and Vice Chairman of the Board (since February 1998), and Chief Financial Officer
                                       (since May 1996), Equitable Life. Vice Chairman of the Board (since November 1999) and Chief
                                       Financial Officer (since May 1997) and prior thereto, Senior Executive Vice President
                                       (February 1998 to November 1999), AXA Financial. Executive Vice President and Member of the
                                       Executive Committee of AXA. Director, Vice Chairman and Chief Financial Officer (since
                                       December 1999) The Equitable of Colorado; AXA Client Solutions, LLC and AXA Distribution
                                       Holding Corp. (since September 1999). Director, Alliance (since July 1997). Formerly a
                                       Director of DLJ (from June 1997 to November 2000). Prior thereto, Chairman, Insurance
                                       Consulting and Actuarial Practice, Coopers & Lybrand, L.L.P.
------------------------------------------------------------------------------------------------------------------------------------

                                                                            A(3)

OTHER OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
 NAME AND PRINCIPAL BUSINESS ADDRESS   BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
LEON B. BILLIS
------------------------------------------------------------------------------------------------------------------------------------
                                       Executive Vice President (since February 1998) and AXA Group Deputy Chief Information
                                       Officer (February 2001 to present); prior thereto, Chief Information Officer (November 1994 to February 2001), Equitable Life and AXA Client Solutions, LLC (since September 1999).
                                       Previously held other officerships with Equitable Life. .
------------------------------------------------------------------------------------------------------------------------------------
JENNIFER BLEVINS
------------------------------------------------------------------------------------------------------------------------------------
                                       Executive Vice President (January 2002 to present), Equitable Life; Executive Vice President
                                       (January 2002 to present), AXA Client Solutions, LLC; prior thereto, Senior Vice President and Managing Director Worldwide Human Resources, Chubb and Son, Inc. (1999 to 2001); Senior
                                       Vice President and Deputy Director of Worldwide Human Resources, Chubb and Son, Inc. (1998
                                       to 1999); Senior Vice President of European Human Resources (and previous Human Resources positions), Chubb Insurance Company of Europe (1992 to 1998).
------------------------------------------------------------------------------------------------------------------------------------
HARVEY BLITZ
------------------------------------------------------------------------------------------------------------------------------------
                                       Senior Vice President, Equitable Life. Senior Vice President, AXA Financial. Senior Vice
                                       President, AXA Client Solutions, LLC. Director and Chairman, Frontier Trust Company
                                       ("Frontier"), FSB . Director, EQF (now AXA Advisors) (until September 1999). Executive Vice
                                       President and Director (since September 1999), AXA Advisors. Director and Senior Vice
                                       President, AXA Network, LLC (formerly EquiSource). Director and Officer of various Equitable
                                       Life affiliates. Previously held other officerships with Equitable Life and its affiliates.
------------------------------------------------------------------------------------------------------------------------------------
KEVIN R. BYRNE
------------------------------------------------------------------------------------------------------------------------------------
                                       Senior Vice President and Treasurer, Equitable Life and AXA Financial. Senior Vice President
                                       and Treasurer, AXA Client Solutions, LLC (since September 1999); The Equitable of Colorado
                                       (since December 1999). Treasurer, Frontier (since 1990) and AXA Network, LLC (since 1999).
                                       Chairman (since August 2000) and Chief Executive Officer (since September 1997), and prior thereto, President and Treasurer, Equitable Casualty Insurance Company ("Casualty"). Vice
                                       President and Treasurer, EQ Advisors Trust (since March 1997). Senior Vice President and
                                       Treasurer, AXA Distribution Holding Corporation (since November 1999) and AXA Advisors, LLC
                                       (since December 2001). Director, Chairman, President and Chief Executive Officer, Equitable
                                       JV Holdings (since August 1997). Director (since July 1997), and Senior Vice President and
                                       Chief Financial Officer (since April 1998), ACMC. Treasurer, Paramount Planners, LLC (since
                                       November 2000). Previously held other officerships with Equitable Life and its affiliates.
------------------------------------------------------------------------------------------------------------------------------------
SELIG EHRLICH
------------------------------------------------------------------------------------------------------------------------------------
                                       Executive Vice President (since December 2001) and Chief Actuary (since May 2001), Equitable
                                       Life; prior thereto, Senior Vice President (July 1999 to December 2001) and Deputy General
                                       manager (September 2000 to December 2001). Executive Vice President (since December 2001)
                                       and Chief Actuary (since May 2001), AXA Client Solutions, LLC.
------------------------------------------------------------------------------------------------------------------------------------
MARYBETH FARRELL
------------------------------------------------------------------------------------------------------------------------------------
                                       Executive Vice President (December 2001 to present), Equitable Life; prior thereto, Senior
                                       Vice President and Deputy Controller (November 1999 to December 2001); Senior Vice President
                                       and Controller, GreenPoint Financial/GreenPoint Bank (May 1994 to November 1999); Executive
                                       Vice President (December 2001 to present), AXA Client Solutions, LLC.
------------------------------------------------------------------------------------------------------------------------------------
JUDY A. FAUCETT
------------------------------------------------------------------------------------------------------------------------------------
                                       Senior Vice President, Equitable Life, (since September 1996) and Actuary (September 1996 to
                                       December 1998). Senior Vice President, AXA Client Solutions, LLC (September 1999 to December
                                       2001), Director, Chairman and Chief Executive Officer, AXA Network, LLC (since July 1999).
------------------------------------------------------------------------------------------------------------------------------------


A(4)

OTHER OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
 NAME AND PRINCIPAL BUSINESS ADDRESS   BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
STUART L. FAUST
------------------------------------------------------------------------------------------------------------------------------------
                                       Senior Vice President (September 1997 to present) and Deputy General Counsel (November 1999 to present), Equitable Life; prior thereto, Senior Vice President and Associate General
                                       Counsel (September 1997 to October 1999), Vice President and Associate General Counsel
                                       (November 1993 to August 1997); Senior Vice President and Deputy General Counsel (September
                                       2001 to present), AXA Financial; Senior Vice President (September 1999 to present) and
                                       Deputy General Counsel (November 1999 to present), AXA Client Solutions, LLC.
------------------------------------------------------------------------------------------------------------------------------------
ALVIN H. FENICHEL
------------------------------------------------------------------------------------------------------------------------------------
                                       Senior Vice President and Controller, Equitable Life, AXA Financial and AXA Client
                                       Solutions, LLC. Senior Vice President and Controller, The Equitable of Colorado, Inc. (since
                                       December 1999). Previously held other officerships with Equitable Life and its affiliates.
------------------------------------------------------------------------------------------------------------------------------------
PAUL J. FLORA
------------------------------------------------------------------------------------------------------------------------------------
                                       Senior Vice President and Auditor, Equitable Life. AXA Financial and AXA Client Solutions,
                                       LLC.
------------------------------------------------------------------------------------------------------------------------------------
DONALD R. KAPLAN
------------------------------------------------------------------------------------------------------------------------------------
                                       Senior Vice President (since September 1999), Chief Compliance Officer and Associate General
                                       Counsel, Equitable Life. Previously held other officerships with Equitable Life. Senior Vice
                                       President, AXA Client Solutions, LLC (since September 1999).
------------------------------------------------------------------------------------------------------------------------------------
JOHN M. LEFFERTS
------------------------------------------------------------------------------------------------------------------------------------
                                       Executive Vice President and President of Retail Distribution (September 2001 to present),
                                       Equitable Life; prior thereto, President of Texas Region (1998-2001), Agency Manager
                                       (1989-1998). Executive Vice President and President of Retail Distribution, AXA Client
                                       Solutions, LLC (since September 2001). Director and Executive Vice President, The Equitable
                                       of Colorado, Inc. (since September 2001). Director, President, Vice President, Secretary and
                                       Treasurer, AXA Network Insurance Agency of Texas, Inc. Director, Children's Cancer Fund.
------------------------------------------------------------------------------------------------------------------------------------
WILLIAM I. LEVINE
------------------------------------------------------------------------------------------------------------------------------------
                                       Executive Vice President and Chief Information Officer (February 2001 to present), Equitable
                                       Life. Executive Vice President and Chief Information Officer, AXA Client Solutions, LLC
                                       (since February 2001). Senior Vice President, Paine Webber (1997 to 2001).
------------------------------------------------------------------------------------------------------------------------------------
WILLIAM (ALEX) MACGILLIVRAY
------------------------------------------------------------------------------------------------------------------------------------
                                       Executive Vice President (December 2001 to present), Equitable Life, prior thereto, Senior
                                       Vice President (May 2000 to December 2001); Executive Vice President (December 2001 to
                                       present), AXA Client Solutions, LLC); Director, Chairman of the Board and Chief Executive
                                       Officer (December 2001 to present), AXA Network, LLC and its subsidiaries; Director (April
                                       2000 to present), President (April 2000 to present) and Chief Executive Officer (September
                                       2001 to present), AXA Distributors, LLC; prior thereto, held various previous positions from
                                       1996 to 2000.
------------------------------------------------------------------------------------------------------------------------------------
CHARLES A. MARINO
------------------------------------------------------------------------------------------------------------------------------------
                                       Senior Vice President (September 2000 to present) and Actuary (May 1994 to present),
                                       Equitable Life; prior thereto, Vice President (May 1998 to September 2000), Assistant Vice
                                       President (May 1993 to May 1998); Senior Vice President (September 2000 to present) and
                                       Actuary (September 1999 to present), AXA Client Solutions, LLC.
------------------------------------------------------------------------------------------------------------------------------------
RICHARD J. MATTEIS
------------------------------------------------------------------------------------------------------------------------------------
                                       Executive Vice President, Equitable Life (since May 1998); Executive Vice President, AXA
                                       Client Solutions, LLC (since September 1999); Executive Vice President, Chase Manhattan
                                       Corporation (January 1983 to June 1997); Director, EQF (now AXA Advisors) (October 1998 to
                                       May 1999).
------------------------------------------------------------------------------------------------------------------------------------


                                                                            A(5)

OTHER OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
 NAME AND PRINCIPAL BUSINESS ADDRESS   BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
DEANNA M. MULLIGAN
------------------------------------------------------------------------------------------------------------------------------------
                                       Executive Vice President (September 2001 to present), Equitable Life; prior thereto, Senior
                                       Vice President (September 2000 to September 2001). Executive Vice President, AXA Client
                                       Solutions, LLC (since September 2001); prior thereto, Senior Vice President (September 2000 to September 2001). Principal (and various positions), McKinsey and Company, Inc. (1992 to
                                       2000).
------------------------------------------------------------------------------------------------------------------------------------
PETER D. NORIS
------------------------------------------------------------------------------------------------------------------------------------
                                       Executive Vice President and Chief Investment Officer, Equitable Life. Executive Vice
                                       President (since May 1995) and Chief Investment Officer (since July 1995), AXA Financial,
                                       Executive Vice President and Chief Investment Officer, AXA Client Solutions (since September
                                       1999). President and Trustee (since November 1996), EQ Advisors Trust and Trustee of AXA
                                       Premier Funds (since November 2001). Executive Vice President and Chief Investment Officer,
                                       The Equitable of Colorado (since December 1999), Director, Alliance, and Equitable Real
                                       Estate (until June 1997). Executive Vice President, AXA Advisors.
------------------------------------------------------------------------------------------------------------------------------------
ANTHONY C. PASQUALE
------------------------------------------------------------------------------------------------------------------------------------
                                       Senior Vice President, Equitable Life and AXA Client Solutions (since September 1999).
                                       Director, Chairman and Chief Operating Officer, Casualty (from September 1997 until August
                                       2000). Director, Equitable Agri-Business, Inc. (until June 1997). Previously held other officerships with Equitable Life and its affiliates.
------------------------------------------------------------------------------------------------------------------------------------
PAULINE SHERMAN
------------------------------------------------------------------------------------------------------------------------------------
                                       Senior Vice President (since February 1999); Secretary and Associate General Counsel,
                                       Equitable Life and AXA Financial (since September 1995). Senior Vice President, Secretary and Associate General Counsel, AXA Financial and AXA Client Solutions (since September
                                       1999). Senior Vice President, Secretary and Associate General Counsel, Equitable of Colorado
                                       (since December 1999). Secretary, AXA Distribution Holding Corporation (since September
                                       1999). Previously held other officerships with Equitable Life.
------------------------------------------------------------------------------------------------------------------------------------
RICHARD V. SILVER
------------------------------------------------------------------------------------------------------------------------------------
                                       Executive Vice President (since September 2001) and General Counsel (since November 1999),
                                       Equitable Life; prior thereto, Senior Vice President (February 1995 - September 2001),
                                       Deputy General Counsel (October 1996 to November 1999). Executive Vice President and General
                                       Counsel (since September 2001), AXA Financial, Inc.; prior thereto, Senior Vice President and Deputy General Counsel (October 1996 to September 2001). Executive Vice President (since
                                       September 2001) and General Counsel (since September 1999), AXA Client Solutions, LLC.
                                       Executive Vice President (since September 2001) and General Counsel (since December 1999),
                                       Equitable of Colorado. Director, AXA Advisors. Senior Vice President and General Counsel,
                                       EIC (June 1997 to March 1998). Previously held other officerships with Equitable Life and its affiliates.
------------------------------------------------------------------------------------------------------------------------------------


A(6)

Appendix B
--------------------------------------------------------------------------------
DATES OF PREVIOUS PROSPECTUSES AND SUPPLEMENTS



THIS SUPPLEMENT UPDATES
THE PROSPECTUSES DATED                                                 WHICH RELATE TO OUR
----------------------                                                 -------------------
May 1, 1999, October 18, 1999 - May 1, 2001, as previously
supplemented on May 1, 2000 - May 1, 2001; August 30, 1999; May
12, 2000; June 23, 2000; September 1, 2000; December 29, 2000;
February 9, 2001; September 4, 2001 and December 14, 2001. .........   Incentive Life(SM) Policies

May 1, 1999; October 18, 1999 - May 1, 2001, as previously
supplemented on August 30, 1999; May 12, 2000; June 23, 2000;
September 1, 2000; February 9, 2001; September 4, 2001; November
16, 2001 and December 14, 2001. ....................................   Survivorship Incentive Life(SM) Policies


In addition, you may have also received other updating prospectus supplements. These supplements are still relevant and you should retain them with your prospectus.


                                                                            B(1)

                      (This page intentionally left blank)

The Equitable Life Assurance
Society of the United States
Variable Life Insurance Policies

   Incentive Life(SM)
   Incentive Life Plus(R)
   Survivorship Incentive Life
   Survivorship 2000

PROSPECTUS SUPPLEMENT DATED MAY 1, 2002
--------------------------------------------------------------------------------


This supplement updates certain information in the most recent prospectus you received for your Equitable variable life insurance policy listed above, and in any supplements to that prospectus.(1)

(1) IN ADDITION TO THE PORTFOLIOS OF EQ ADVISORS TRUST, EFFECTIVE MAY 1, 2002, PORTFOLIOS OF THE AXA PREMIER VIP TRUST WILL BECOME AVAILABLE UNDER THE POLICIES. ACCORDINGLY, ALL REFERENCES TO THE "TRUST" IN YOUR PROSPECTUS AND PROSPECTUS SUPPLEMENTS SHOULD BE CHANGED TO THE "TRUSTS." ALSO, THE DISCUSSION IN THE SECTION "ABOUT YOUR VOTING RIGHTS" IN EACH PROSPECTUS IS AMENDED TO APPLY TO AXA PREMIER VIP TRUST IN ADDITION TO EQ ADVISORS TRUST.

(2) UPDATED INFORMATION ABOUT OPTIONS AVAILABLE UNDER YOUR POLICY The chart sets forth updated information about the portfolios of the Trusts that corresponds to your policy's variable investment options. You should note that some portfolios have objectives and strategies that are substantially similar to those of certain retail funds; they may even have the same manager(s) and/or a similar name. However, there are numerous factors that can contribute to differences in performance between two investments, particularly over short periods of time. Such factors include the timing of stock purchases and sales; differences in fund cash flows; and specific strategies employed by the portfolio manager.




------------------------------------------------------------------------------------------------------------------------------------
 AXA PREMIER VIP TRUST:
PORTFOLIO NAME                     OBJECTIVE                                           ADVISER(S)
------------------------------------------------------------------------------------------------------------------------------------
AXA Premier VIP Core Bond*         Seeks a balance of a high current income             BlackRock Advisors, Inc.
                                   and capital appreciation consistent with a           Pacific Investment Management Company, LLC
                                   prudent level of risk
------------------------------------------------------------------------------------------------------------------------------------
AXA Premier VIP Health Care*       Long-term growth of capital                          AIM Capital Management, Inc.
                                                                                        Dresdner RCM Global Investors LLC
                                                                                        Wellington Management Company, LLP
------------------------------------------------------------------------------------------------------------------------------------
AXA Premier VIP International      Long-term growth of capital                          Alliance Capital Management L.P through its
 Equity*                                                                                Bernstein Investment Research and
                                                                                        Management Unit
                                                                                        Bank of Ireland Asset Management (U.S.)
                                                                                        Limited
                                                                                        OppenheimerFunds, Inc.
------------------------------------------------------------------------------------------------------------------------------------
AXA Premier VIP Large Cap Core     Long-term growth of capital                          Alliance Capital Management L.P., through
 Equity*                                                                                its Bernstein Investment Research and
                                                                                        Management Unit
                                                                                        Janus Capital Management LLC
                                                                                        Thornburg Investment Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
AXA Premier VIP Large Cap          Long-term growth of capital                          Alliance Capital Management L.P.
 Growth*                                                                                Dresdner RCM Global Investors LLC
                                                                                        TCW Investment Management Company
------------------------------------------------------------------------------------------------------------------------------------
AXA Premier VIP Large Cap Value*   Long-term growth of capital                          Alliance Capital Management L.P.
                                                                                        Institutional Capital Corporation
                                                                                        MFS Investment Management
------------------------------------------------------------------------------------------------------------------------------------



1 The dates of such prior prospectuses are listed for your information in Appendix B to this supplement. You should keep this supplement with your prospectus and any previous prospectus supplement. We will send you another copy of any prospectus or supplement, without charge, on written request.

                                                                      X00336/AXD

------------------------------------------------------------------------------------------------------------------------------------
 AXA PREMIER VIP TRUST:
PORTFOLIO NAME                     OBJECTIVE                                               ADVISER(S)
------------------------------------------------------------------------------------------------------------------------------------
AXA Premier VIP Small/Mid Cap     Long-term growth of capital                              Alliance Capital Management L.P.
 Growth*                                                                                   MFS Investment Management
                                                                                           RS Investment Management, L.P.
------------------------------------------------------------------------------------------------------------------------------------
AXA Premier VIP Small/Mid Cap     Long-term growth of capital                              AXA Rosenberg Investment Management LLC
 Value*                                                                                    The Boston Company Asset Management, LLC
                                                                                           TCW Investment Management Company

------------------------------------------------------------------------------------------------------------------------------------
AXA Premier VIP Technology*       Long-term growth of capital                              Alliance Capital Management L.P.
                                                                                           Dresdner RCM Global Investors LLC
                                                                                           Firsthand Capital Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST:
 PORTFOLIO NAME                    OBJECTIVE                                               ADVISER(S)
------------------------------------------------------------------------------------------------------------------------------------
EQ/Aggressive Stock               Seeks to achieve long-term growth of capital             Alliance Capital Management L.P.
                                                                                           Marsico Capital Management, LLC
                                                                                           MFS Investment Management
                                                                                           Provident Investment Counsel, Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Common Stock          Seeks to achieve long-term growth of capital             Alliance Capital Management L.P.
                                  and increased income
------------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Global**              Seeks long-term growth of capital                        Alliance Capital Management L.P.
------------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Growth and Income**   Seeks to provide a high total return                     Alliance Capital Management L.P.
------------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Growth Investors**    Seeks to achieve the highest total return consistent     Alliance Capital Management L.P.
                                  with the Adviser's determination of reasonable risk
------------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Intermediate          Seeks to achieve high current income consistent with     Alliance Capital Management,L.P.
 Government Securities**          relative stability of principal                          (including through its Bernstein
                                                                                           Investment Research and Management Unit)
------------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance International**       Seeks long-term growth of capital                        Alliance Capital Management L.P.
------------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Money Market          Seeks to obtain a high level of current income,          Alliance Capital Management L.P.
                                  preserve its assets and maintain liquidity
------------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Premier Growth        Seeks long-term growth of capital                        Alliance Capital Management L.P.
------------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Quality Bond**        Seeks to achieve high current income consistent with     Alliance Capital Management L.P.
                                  moderate risk of capital
------------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Small Cap Growth      Seeks to achieve long-term growth of capital             Alliance Capital Management L.P.
------------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Technology            Seeks to achieve growth of capital. Current income is    Alliance Capital Management L.P.
                                  incidental to the Portfolio's objective
------------------------------------------------------------------------------------------------------------------------------------
EQ/Balanced+**                    Seeks to achieve a high return through both              Alliance Capital Management L.P.
                                  appreciation of capital and current income               Capital Guardian Trust Company
                                                                                           Jennison Associates LLC
                                                                                           Mercury Advisors
                                                                                           Prudential Investments LLC
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
 PORTFOLIO NAME                      OBJECTIVE                                          ADVISER(S)
------------------------------------------------------------------------------------------------------------------------------------
EQ/Bernstein Diversified Value      Seeks capital appreciation                          Alliance Capital Management L.P.,
                                                                                        through its Bernstein Investment Research
                                                                                        Management Unit
------------------------------------------------------------------------------------------------------------------------------------
EQ/Calvert Socially Responsible**   Seeks long-term capital appreciation                Calvert Asset Management Company, Inc. Brown
                                                                                        Capital Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/Capital Guardian International   Seeks long-term growth of capital                   Capital Guardian Trust Company
------------------------------------------------------------------------------------------------------------------------------------
EQ/Capital Guardian Research        Seeks long-term growth of capital                   Capital Guardian Trust Company
------------------------------------------------------------------------------------------------------------------------------------
EQ/Capital Guardian U.S. Equity     Seeks long-term growth of capital                   Capital Guardian Trust Company
------------------------------------------------------------------------------------------------------------------------------------
EQ/Emerging Markets Equity          Seeks long-term capital appreciation                Morgan Stanley Investment Management
------------------------------------------------------------------------------------------------------------------------------------
EQ/Equity 500 Index                 Seeks a total return before expenses that           Alliance Capital Management L.P.
                                    approximates the total return performance of
                                    the S&P 500 Index, including reinvestment of
                                    dividends, at a risk level consistent with
                                    that of the S&P 500 Index
------------------------------------------------------------------------------------------------------------------------------------
EQ/Evergreen Omega+**               Seeks long-term capital growth                      Evergreen Investment Management Company,
                                                                                        LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ/FI Mid Cap                       Seeks long-term growth of capital                   Fidelity Management & Research Company
------------------------------------------------------------------------------------------------------------------------------------
EQ/FI Small/Mid Cap Value           Seeks long-term capital appreciation                Fidelity Management & Research Company
------------------------------------------------------------------------------------------------------------------------------------
EQ/High Yield(2)                    Seeks to achieve a high total return through a      Alliance Capital Management L.P.
                                    combination of current income and capital
                                    appreciation
------------------------------------------------------------------------------------------------------------------------------------
EQ/International Equity Index       Seeks to replicate as closely as possible (before   Deutsche Asset Management Inc.
                                    deduction of Portfolio expenses) the total
                                    return of the MSCI EAFE Index
------------------------------------------------------------------------------------------------------------------------------------
EQ/J.P. Morgan Core Bond            Seeks to provide a high total return consistent     J.P. Morgan Investment Management, Inc.
                                    with moderate risk of capital and maintenance
                                    of liquidity
------------------------------------------------------------------------------------------------------------------------------------
EQ/Janus Large Cap Growth           Seeks long-term growth of capital                   Janus Capital Management LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ/Lazard Small Cap Value           Seeks capital appreciation                          Lazard Asset Management
------------------------------------------------------------------------------------------------------------------------------------
EQ/Marsico Focus++                  Seeks to achieve long-term growth of capital        Marsico Capital Management, LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ/Mercury Basic Value Equity+**    Seeks capital appreciation and secondarily,         Mercury Advisors
                                    income
------------------------------------------------------------------------------------------------------------------------------------
EQ/MFS Emerging Growth              Seeks to provide long-term capital growth           MFS Investment Management
 Companies
------------------------------------------------------------------------------------------------------------------------------------
EQ/MFS Investors Trust              Seeks long-term growth of capital with a secondary  MFS Investment Management objective to seek reasonable current income
------------------------------------------------------------------------------------------------------------------------------------
EQ/MFS Research                     Seeks to provide long-term growth of capital        MFS Investment Management
                                    and future income
------------------------------------------------------------------------------------------------------------------------------------
EQ/Putnam Growth & Income Value     Seeks capital growth. Current income is a           Putnam Investment Management, LLC
                                    secondary objective
------------------------------------------------------------------------------------------------------------------------------------
EQ/Putnam International Equity      Seeks capital appreciation                          Putnam Investment Management, LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ/Putnam Voyager(3)                Seeks long-term growth of capital and any           Putnam Investment Management, LLC
                                    increased income that results from this growth
------------------------------------------------------------------------------------------------------------------------------------
EQ/Small Company Index              Seeks to replicate as closely as possible (before   Deutsche Asset Management, Inc.
                                    deduction of Portfolio expenses) the total return
                                    of the Russell 2000 Index
------------------------------------------------------------------------------------------------------------------------------------

Other important information about the portfolios is included in the prospectuses for the Trusts attached at the end of this prospectus.

* This option will become available on or about May 13, 2002, subject to state availability.

**  Available May 13, 2002.

+   This option may already be available under your policy.

++  Subject to state availability.

(2) Formerly named "EQ/Alliance High Yield."

(3) Formerly named "EQ/Putnam Investors Growth."

(3) DISRUPTIVE TRANSFER ACTIVITY. You should note that your contract is not designed for professional "market timing" organizations or other organizations or individuals engaging in a market timing strategy, making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio. These kinds of strategies and transfer activities are disruptive to the underlying portfolios in which the variable investment options invest. If we determine that your transfer patterns among the variable investment options are disruptive to the underlying portfolios, we may, among other things, restrict the availability of personal telephone requests, facsimile transmissions, automated telephone services, Internet services or any electronic transfer services. We may also refuse to act on transfer instructions of an agent acting under a power of attorney who is acting on behalf of one or more owners.

We currently consider transfer into and out of (or vice versa) the same variable investment option within a five business day period as potentially disruptive transfer activity. In order to prevent disruptive activity, we monitor the frequency of transfers, including the size of transfers in relation to portfolio assets, in each underlying portfolio, and we take appropriate action, which may include the actions described above to restrict availability of voice, fax and automated transaction services, when we consider the activity of owners to be disruptive. We currently provide a letter to owners who have engaged in such activity of our intention to restrict such services. However, we may not continue to provide such letters. We may also, in our sole discretion and without further notice change what we consider disruptive transfer activity, as well as change our procedures to restrict this activity. In making these determinations, we may consider the combined transfer activity in all annuity contracts and life insurance policies that we believe are under common ownership, control or direction.

(4) INVESTMENT PORTFOLIOS. Your policy offers the investment portfolios listed in the table below, along with the Guaranteed Interest Account. In addition to the other charges we make under your policy, you also bear your proportionate share of all fees and expenses paid by a Portfolio that corresponds to any variable investment option (Fund) you are using. This table shows the fees and expenses for 2001 as an annual percentage of each Portfolio's daily average net assets. These fees and expenses are reflected in the Portfolio's net asset value each day. Therefore, they reduce the investment return of the Portfolio and of the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year.

------------------------------------------------------------------------------------------------------------------------------------
                    PORTFOLIO NAME                         2001 FEES AND EXPENSES
                                                ------------------------------------------------------------------------------------
                                                                                                                    FEE WAIVERS
                                                                                        TOTAL         AND/OR           NET
                                               MANAGEMENT                 OTHER         ANNUAL        EXPENSE         ANNUAL
                                                FEES(1)     12B-1 FEES   EXPENSES(2)   EXPENSES   REIMBURSEMENTS(3)  EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP TRUST
------------------------------------------------------------------------------------------------------------------------------------
AXA Premier VIP Core Bond                        0.60%         0.25%          0.84%     1.69%        (0.74)%        0.95%
------------------------------------------------------------------------------------------------------------------------------------
AXA Premier VIP Health Care                      1.20%         0.25%          1.16%     2.61%        (0.76)%        1.85%
------------------------------------------------------------------------------------------------------------------------------------
AXA Premier VIP International Equity             1.05%         0.25%          0.93%     2.23%        (0.43)%        1.80%
------------------------------------------------------------------------------------------------------------------------------------
AXA Premier VIP Large Cap Core Equity            0.90%         0.25%          0.93%     2.08%        (0.73)%        1.35%
------------------------------------------------------------------------------------------------------------------------------------
AXA Premier VIP Large Cap Growth                 0.90%         0.25%          0.79%     1.94%        (0.59)%        1.35%
------------------------------------------------------------------------------------------------------------------------------------
AXA Premier VIP Large Cap Value                  0.90%         0.25%          1.02%     2.17%        (0.82)%        1.35%
------------------------------------------------------------------------------------------------------------------------------------
AXA Premier VIP Small/Mid Cap Growth             1.10%         0.25%          0.93%     2.28%        (0.68)%        1.60%
------------------------------------------------------------------------------------------------------------------------------------
AXA Premier VIP Small/Mid Cap Value              1.10%         0.25%          1.15%     2.50%        (0.90)%        1.60%
------------------------------------------------------------------------------------------------------------------------------------
AXA Premier VIP Technology                       1.20%         0.25%          1.02%     2.47%        (0.62)%        1.85%
------------------------------------------------------------------------------------------------------------------------------------
EQ/ADVISORS TRUST
------------------------------------------------------------------------------------------------------------------------------------
EQ/Aggressive Stock                              0.61%         0.25%          0.08%     0.94%           --          0.94%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Common Stock                         0.46%         0.25%          0.07%     0.78%           --          0.78%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Global                               0.73%         0.25%          0.12%     1.10%           --          1.10%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Growth and Income                    0.57%         0.25%          0.06%     0.88%           --          0.88%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Growth Investors                     0.57%         0.25%          0.06%     0.88%           --          0.88%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Intermediate Government Securities   0.50%         0.25%          0.12%     0.87%           --          0.87%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance International                        0.85%         0.25%          0.25%     1.35%           --          1.35%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Money Market                         0.33%         0.25%          0.07%     0.65%           --          0.65%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Premier Growth                       0.90%         0.25%          0.06%     1.21%        (0.06)%        1.15%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Quality Bond                         0.53%         0.25%          0.07%     0.85%           --          0.85%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Small Cap Growth                     0.75%         0.25%          0.06%     1.06%           --          1.06%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Technology                           0.90%         0.25%          0.08%     1.23%        (0.08)%        1.15%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Balanced                                      0.57%         0.25%          0.08%     0.90%         0.00%         0.90%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Bernstein Diversified Value                   0.65%         0.25%          0.09%     0.99%        (0.04)%        0.95%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Calvert Socially Responsible                  0.65%         0.25%          1.46%     2.36%        (1.31)%        1.05%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Capital Guardian International                0.85%         0.25%          0.29%     1.39%        (0.19)%        1.20%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Capital Guardian Research                     0.65%         0.25%          0.15%     1.05%        (0.10)%        0.95%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Capital Guardian U.S. Equity                  0.65%         0.25%          0.11%     1.01%        (0.06)%        0.95%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Emerging Markets Equity                       1.15%         0.25%          0.68%     2.08%        (0.28)%        1.80%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Equity 500 Index                              0.25%         0.25%          0.06%     0.56%           --          0.56%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Evergreen Omega                               0.65%         0.25%          0.99%     1.89%        (0.94)%        0.95%
------------------------------------------------------------------------------------------------------------------------------------
EQ/FI Mid Cap                                    0.70%         0.25%          0.27%     1.22%        (0.22)%        1.00%
------------------------------------------------------------------------------------------------------------------------------------
EQ/FI Small/Mid Cap Value                        0.75%         0.25%          0.11%     1.11%        (0.01)%        1.10%
------------------------------------------------------------------------------------------------------------------------------------
EQ/High Yield                                    0.60%         0.25%          0.07%     0.92%           --          0.92%
------------------------------------------------------------------------------------------------------------------------------------
EQ/International Equity Index                    0.35%         0.25%          0.50%     1.10%         0.00%         1.10%
------------------------------------------------------------------------------------------------------------------------------------
EQ/J.P. Morgan Core Bond                         0.45%         0.25%          0.11%     0.81%        (0.01)%        0.80%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Janus Large Cap Growth                        0.90%         0.25%          0.14%     1.29%        (0.14)%        1.15%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Lazard Small Cap Value                        0.75%         0.25%          0.13%     1.13%        (0.03)%        1.10%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Marsico Focus                                 0.90%         0.25%          2.44%     3.59%        (2.44)%        1.15%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Mercury Basic Value Equity                    0.60%         0.25%          0.10%     0.95%         0.00%         0.95%
------------------------------------------------------------------------------------------------------------------------------------
EQ/MFS Emerging Growth Companies                 0.63%         0.25%          0.09%     0.97%           --          0.97%
------------------------------------------------------------------------------------------------------------------------------------
EQ/MFS Investors Trust                           0.60%         0.25%          0.12%     0.97%        (0.02)%        0.95%
------------------------------------------------------------------------------------------------------------------------------------
EQ/MFS Research                                  0.65%         0.25%          0.07%     0.97%        (0.02)%        0.95%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Putnam Growth & Income Value                  0.60%         0.25%          0.13%     0.98%        (0.03)%        0.95%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Putnam International Equity                   0.85%         0.25%          0.29%     1.39%        (0.14)%        1.25%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Putnam Voyager                                0.65%         0.25%          0.08%     0.98%        (0.03)%        0.95%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Small Company Index                           0.25%         0.25%          0.35%     0.85%         0.00%         0.85%
------------------------------------------------------------------------------------------------------------------------------------




(1) The management fees shown reflect revised management fees, effective May 1, 2001, which were approved by shareholders. The management fees for each Portfolio cannot be increased without a vote of each Portfolio's shareholders.

(2) The amounts shown as "Other Expenses" will fluctuate from year to year depending on actual expenses. Since initial seed capital was invested for the EQ/Marsico Focus Portfolio on August 31, 2001 "Other Expenses" shown have been annualized. Also, initial seed capital was invested for the Portfolios of the AXA Premier VIP Trust on December 31, 2001, thus, "Other Expenses" shown have been estimated.

(3) Equitable Life, the Trusts' manager, has entered into Expense Limitation Agreements with respect to certain Portfolios which are effective through April 30, 2003. Under these agreements Equitable Life has agreed to waive or limit its fees and assume other expenses of each of these Portfolios, if necessary, in an amount that limits each Portfolio's Total

 Annual Expenses (exclusive of interest, taxes, brokerage commissions, capitalized expenditures, extraordinary expenses and 12b-1 fees) to not more than the amounts specified above as Net Total Annual Expenses. Portfolios that show "--" in this column have no expense limitation arrangement in effect. See the prospectuses for each Trust for more information about the Expense Limitation Agreements.

(5) INVESTMENT PERFORMANCE. Separate Account FP financial statements set forth below contain information about the net return for each Fund (variable investment option) which commenced operations prior to December 31, 2001. The attached prospectus for EQ Advisors Trust contains rates of return and other Portfolio performance information for various periods ended December 31, 2001. The changes in the Policy Account value of your policy depend not only on the performance of the Portfolios, but also on the deductions and charges under your policy. AXA Premier VIP Trust commenced operations on December 31, 2001 and performance information for these portfolios is not available as of the date of this prospectus.

The values reported for all policies are computed using net rates of return for the corresponding Trust Portfolios. The returns reported for each of the policy forms are reduced only by any mortality and expense risk charge deducted from Separate Account assets. To obtain your unit values in the Separate Account Funds, call the Life Insurance Information Line at (888) 855-5100.

(6) TAX INFORMATION. The last paragraph under the heading "Possibility of future tax changes" is deleted and is replaced by the following:


     "OTHER INFORMATION

     The IRS has stated that you will be considered the owner of the assets in the Separate Account if you possess incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has the authority to issue guidelines prescribing the circumstances in which your ability to direct your investment to particular Portfolios within an insurance policy may cause you, rather than the insurance company, to be treated as the owner of the Portfolio shares attributable to your policy. If you were to be considered the owner of the underlying shares, income and gains attributable to such Portfolio shares would be currently included in your gross income for federal income tax purposes. Incidents of investment control could include among other items, the number of investment options available under a policy and/or the frequency of transfers available under the policy. In connection with the issuance of regulations concerning investment diversification in 1986, the Treasury Department announced that the diversification regulations did not provide guidance on investor control but that guidance would be issued in the form of regulations or rulings. As of the date of this prospectus, no such guidance has been issued. It is not known whether such guidelines, if in fact issued, would have retroactive adverse effect on existing policies. We cannot provide assurance as to the terms or scope of any future guidance nor any assurance that such guidance would not be imposed on a retroactive basis to policies issued under this prospectus. We reserve the right to modify the policy as necessary to attempt to prevent you from being considered the owner of the assets of the Separate Account for tax purposes."

(7) MANAGEMENT. A list of our directors and, to the extent they are responsible for variable life insurance operations, our principal officers and a brief statement of their business experience for the past five years is contained in Appendix A to this supplement.


(8) EQUITABLE. We are The Equitable Life Assurance Society of the United States (Equitable or Equitable Life), a New York stock life insurance corporation. We have been doing business since 1859. Equitable Life is a subsidiary of AXA Financial, Inc. The sole shareholder of AXA Financial, Inc. is AXA, a French holding company for an international group of insurance and related financial services companies. As the sole shareholder, and under its other arrangements with Equitable Life and Equitable Life's parent, AXA exercises significant influence over the operations and capital structure of Equitable Life and its parent. No company other than Equitable Life, however, has any legal responsibility to pay amounts that Equitable Life owes under the policies.

AXA Financial, Inc. and its consolidated subsidiaries managed approximately $481.0 billion in assets as of December 31, 2001. For more than 100 years Equitable Life has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, N.Y. 10104.

(9) FINANCIAL STATEMENTS. The financial statements of Separate Account FP as of December 31, 2001 and for the three years in the period ended December 31, 2001 and the financial statements of Equitable Life as of December 31, 2001 and 2000 and for the three years in the period ended December 31, 2001 included in this prospectus supplement have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.


The financial statements of Equitable Life contained in this prospectus supplement should be considered only as bearing upon the ability of Equitable Life to meet its obligations under the policies. They should not be considered as bearing upon the investment experience of the Funds in the Separate Account.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

INDEX TO FINANCIAL STATEMENTS


Report of Independent Accountants.......... .....................................................  A-2
Financial Statements:
   Statements of Assets and Liabilities, December 31, 2001.......................................  A-3
   Statements of Operations for the Years Ended December 31, 2001, 2000 and 1999.................  A-7
   Statements of Changes in Net Assets for the Years Ended December 31, 2001, 2000 and 1999...... A-15
   Notes to Financial Statements...................................... .......................... A-26


THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
INDEX TO CONSOLIDATED FINANCIAL STATEMENTS


Report of Independent Accountants.........                                                         F-1
Consolidated Financial Statements:
   Consolidated Balance Sheets, December 31, 2001 and 2000.......................................  F-2
Consolidated Statements of Earnings, Years Ended December 31, 2001, 2000 and 1999................  F-3
   Consolidated Statements of Shareholder's Equity and Comprehensive Income,
   Years Ended December 31, 2001, 2000 and 1999..................................................  F-4
   Consolidated Statements of Cash Flows, Years Ended December 31, 2001, 2000 and 1999...........  F-5
   Notes to Consolidated Financial Statements....................................................  F-6

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
The Equitable Life Assurance Society of the United States and Policyowners of Separate Account FP of The Equitable Life Assurance Society of the United States



In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the separate Variable Investment Options, as listed in Note 1 to such financial statements, of The Equitable Life Assurance Society of the United States ("Equitable Life") Separate Account FP at December 31, 2001, the results of each of their operations and the changes in each of their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of Equitable Life's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of shares owned in the EQ Advisors Trust at December 31, 2001 with the transfer agent of the EQ Advisors Trust, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP
New York, New York
February 6, 2002

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2001


                                                                    EQ/Aggressive       EQ/Alliance
                                                                        Stock           Common Stock
                                                                  ----------------- -------------------
Assets:
Investments in shares of The Trust, at fair value ...............   $ 589,756,612     $ 2,582,856,335
Receivable for Trust shares sold ................................      10,890,306           9,680,119
Receivable for policy-related transactions ......................              --                  --
                                                                    -------------     ---------------
  Total assets ..................................................     600,646,918       2,592,536,454
                                                                    -------------     ---------------
Liabilities:
Payable for Trust shares purchased ..............................              --                  --
Payable for policy-related transactions .........................      11,005,390          10,163,384
                                                                    -------------     ---------------
  Total liabilities .............................................      11,005,390          10,163,384
                                                                    -------------     ---------------
Net Assets ......................................................   $ 589,641,528     $ 2,582,373,070
                                                                    =============     ===============
Net Assets:
Accumulation Units ..............................................   $ 588,326,542     $ 2,574,751,016
Accumulation nonunitized ........................................       1,201,174           7,224,694
Retained by Equitable Life in Separate Account FP ...............         113,812             397,360
                                                                    -------------     ---------------
Total net assets ................................................   $ 589,641,528     $ 2,582,373,070
                                                                    =============     ===============
Investments in shares of The Trust, at cost .....................   $ 688,908,192     $ 3,491,313,206
Trust shares held
 Class A ........................................................      25,496,570         157,745,155
 Class B ........................................................         333,485           6,841,740
Units outstanding (000's):
IL Plus Original Series, IL COLI, Incentive Life COLI - Class
 A and B 0.00% ..................................................             349                 700
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and
 after, Survivorship Incentive Life - Class B 0.60% .............              --                  --
Incentive Life 2000 Sales 1999 and after, Incentive Life
 Plus - Class B 0.60% ...........................................              --                  --
Incentive Life 2000 Sales 1999 and after, Survivorship
 Incentive Life, Incentive Life Plus - Class B 0.60% ............             104               1,055
Survivorship Incentive Life - Class B 0.60% .....................              --                  --
Survivorship 2000 - Class B 0.90% ...............................              --                  --
Accumulator Life - Class B 1.35% ................................              --                  --
Other products offered by Separate Account FP ...................           1,053               3,421
Unit value:
IL Plus Original Series, IL COLI, Incentive Life COLI - Class
 A and B 0.00% ..................................................   $      139.88     $        266.27
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and
 after, Survivorship Incentive Life - Class B 0.60% .............   $          --     $            --
Incentive Life 2000 Sales 1999 and after, Incentive Life
 Plus - Class B 0.60% ...........................................   $          --     $            --
Incentive Life 2000 Sales 1999 and after, Survivorship
 Incentive Life, Incentive Life Plus - Class B 0.60% ............   $       72.23     $        101.14
Survivorship Incentive Life - Class B 0.60% .....................   $          --     $            --
Survivorship 2000 - Class B 0.90% ...............................   $       71.49     $        100.09
Accumulator Life - Class B 1.35% ................................   $       70.78     $         82.58
Net assets of other products offered by Separate
 Account FP (000's) .............................................   $     532,248     $     2,281,619


                                                                     EQ/Alliance       EQ/Alliance       EQ/Alliance
                                                                      High Yield       Money Market    Premier Growth
                                                                  ----------------- ----------------- ----------------
Assets:
Investments in shares of The Trust, at fair value ...............   $ 121,951,990     $ 484,159,800    $ 113,203,157
Receivable for Trust shares sold ................................       1,146,752                --        2,266,404
Receivable for policy-related transactions ......................              --        61,022,186               --
                                                                    -------------     -------------    -------------
  Total assets ..................................................     123,098,742       545,181,986      115,469,561
                                                                    -------------     -------------    -------------
Liabilities:
Payable for Trust shares purchased ..............................              --        60,643,526               --
Payable for policy-related transactions .........................       1,174,464                --        2,261,128
                                                                    -------------     -------------    -------------
  Total liabilities .............................................       1,174,464        60,643,526        2,261,128
                                                                    -------------     -------------    -------------
Net Assets ......................................................   $ 121,924,278     $ 484,538,460    $ 113,208,433
                                                                    =============     =============    =============
Net Assets:
Accumulation Units ..............................................   $ 120,852,947     $ 482,719,666    $ 113,162,853
Accumulation nonunitized ........................................         875,082         1,815,537               --
Retained by Equitable Life in Separate Account FP ...............         196,249             3,257           45,580
                                                                    -------------     -------------    -------------
Total net assets ................................................   $ 121,924,278     $ 484,538,460    $ 113,208,433
                                                                    =============     =============    =============
Investments in shares of The Trust, at cost .....................   $ 153,158,216     $ 493,386,313    $ 124,976,401
Trust shares held
 Class A ........................................................      21,450,172        36,774,065               --
 Class B ........................................................         876,498         9,957,429       15,482,572
Units outstanding (000's):
IL Plus Original Series, IL COLI, Incentive Life COLI - Class
 A and B 0.00% ..................................................             124               602              104
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and
 after, Survivorship Incentive Life - Class B 0.60% .............              --                --            1,356
Incentive Life 2000 Sales 1999 and after, Incentive Life
 Plus - Class B 0.60% ...........................................              --                --               --
Incentive Life 2000 Sales 1999 and after, Survivorship
 Incentive Life, Incentive Life Plus - Class B 0.60% ............              61               778               --
Survivorship Incentive Life - Class B 0.60% .....................              --                --               --
Survivorship 2000 - Class B 0.90% ...............................              --                --               --
Accumulator Life - Class B 1.35% ................................              --                --               --
Other products offered by Separate Account FP ...................             384             1,386               89
Unit value:
IL Plus Original Series, IL COLI, Incentive Life COLI - Class
 A and B 0.00% ..................................................   $      147.62     $      143.20    $       74.19
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and
 after, Survivorship Incentive Life - Class B 0.60% .............   $          --     $          --    $       73.05
Incentive Life 2000 Sales 1999 and after, Incentive Life
 Plus - Class B 0.60% ...........................................   $          --     $          --    $          --
Incentive Life 2000 Sales 1999 and after, Survivorship
 Incentive Life, Incentive Life Plus - Class B 0.60% ............   $       77.70     $      115.07    $          --
Survivorship Incentive Life - Class B 0.60% .....................   $          --     $          --    $          --
Survivorship 2000 - Class B 0.90% ...............................   $       76.90     $      113.88    $          --
Accumulator Life - Class B 1.35% ................................   $       88.55     $      108.27    $       70.27
Net assets of other products offered by Separate
 Account FP (000's) .............................................   $      97,833     $     293,786    $       6,452



                                                                      EQ/Alliance       EQ/Alliance
                                                                   Small Cap Growth     Technology       EQ/Balanced
                                                                  ------------------ ---------------- -----------------
Assets:
Investments in shares of The Trust, at fair value ...............   $ 146,824,301      $ 44,441,039     $ 695,570,770
Receivable for Trust shares sold ................................       7,922,569                --                --
Receivable for policy-related transactions ......................              --                --                --
                                                                    -------------      ------------     -------------
  Total assets ..................................................     154,746,870        44,441,039       695,570,770
                                                                    -------------      ------------     -------------
Liabilities:
Payable for Trust shares purchased ..............................              --            11,101           204,757
Payable for policy-related transactions .........................       7,875,496            17,232           377,265
                                                                    -------------      ------------     -------------
  Total liabilities .............................................       7,875,496            28,333           582,022
                                                                    -------------      ------------     -------------
Net Assets ......................................................   $ 146,871,374      $ 44,412,706     $ 694,988,748
                                                                    =============      ============     =============
Net Assets:
Accumulation Units ..............................................   $ 146,755,378      $ 44,275,736     $ 691,560,936
Accumulation nonunitized ........................................              --                --         3,342,913
Retained by Equitable Life in Separate Account FP ...............         115,996           136,970            84,899
                                                                    -------------      ------------     -------------
Total net assets ................................................   $ 146,871,374      $ 44,412,706     $ 694,988,748
                                                                    =============      ============     =============
Investments in shares of The Trust, at cost .....................   $ 147,278,801      $ 47,403,981     $ 749,707,661
Trust shares held
 Class A ........................................................       9,751,642             1,338        46,679,628
 Class B ........................................................       1,646,707         8,812,106         1,238,247
Units outstanding (000's):
IL Plus Original Series, IL COLI, Incentive Life COLI - Class
 A and B 0.00% ..................................................             129                79               174
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and
 after, Survivorship Incentive Life - Class B 0.60% .............              --               769                --
Incentive Life 2000 Sales 1999 and after, Incentive Life
 Plus - Class B 0.60% ...........................................              --                --                --
Incentive Life 2000 Sales 1999 and after, Survivorship
 Incentive Life, Incentive Life Plus - Class B 0.60% ............             185                --               169
Survivorship Incentive Life - Class B 0.60% .....................              --                --                --
Survivorship 2000 - Class B 0.90% ...............................              --                --                --
Accumulator Life - Class B 1.35% ................................              --                --                --
Other products offered by Separate Account FP ...................             709                39             1,413
Unit value:
IL Plus Original Series, IL COLI, Incentive Life COLI - Class
 A and B 0.00% ..................................................   $      153.80      $      50.43     $      208.22
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and
 after, Survivorship Incentive Life - Class B 0.60% .............   $          --      $      49.91     $          --
Incentive Life 2000 Sales 1999 and after, Incentive Life
 Plus - Class B 0.60% ...........................................   $          --      $         --     $          --
Incentive Life 2000 Sales 1999 and after, Survivorship
 Incentive Life, Incentive Life Plus - Class B 0.60% ............   $      113.58      $         --     $      105.65
Survivorship Incentive Life - Class B 0.60% .....................   $          --      $         --     $          --
Survivorship 2000 - Class B 0.90% ...............................   $      112.41      $         --     $      114.49
Accumulator Life - Class B 1.35% ................................   $      125.32      $      49.26     $      101.79
Net assets of other products offered by Separate
 Account FP (000's) .............................................   $     105,885      $      1,937     $     637,635

-------
The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2001


                                                                      EQ/Bernstein           EQ/Capital
                                                                   Diversified Value   Guardian International
                                                                  ------------------- ------------------------
Assets:
Investments in shares of The Trust, at fair value ...............    $ 82,415,399            $ 775,456
Receivable for Trust shares sold ................................              --                4,173
Receivable for policy-related transactions ......................          42,407                   --
                                                                     ------------            ---------
  Total assets ..................................................      82,457,806              779,629
                                                                     ------------            ---------
Liabilities:
Payable for Trust shares purchased ..............................         101,242                   --
Payable for policy-related transactions .........................              --                4,173
                                                                     ------------            ---------
  Total liabilities .............................................         101,242                4,173
                                                                     ------------            ---------
Net Assets ......................................................    $ 82,356,564            $ 775,456
                                                                     ============            =========
Net Assets:
Accumulation Units ..............................................    $ 82,311,247            $ 773,899
Accumulation nonunitized ........................................              --                   --
Retained by Equitable Life in Separate Account FP ...............          45,317                1,557
                                                                     ------------            ---------
Total net assets ................................................    $ 82,356,564            $ 775,456
                                                                     ============            =========
Investments in shares of The Trust, at cost .....................    $ 84,824,318            $ 919,002
Trust shares held
 Class A ........................................................              --                   --
 Class B ........................................................       7,001,105               88,401
Units outstanding (000's):
IL Plus Original Series, IL COLI, Incentive Life COLI - Class
 A and B 0.00% ..................................................             170                   --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and
 after, Survivorship Incentive Life - Class B 0.60% .............             520                   --
Incentive Life 2000 Sales 1999 and after, Incentive Life
 Plus - Class B 0.60% ...........................................              --                   --
Incentive Life 2000 Sales 1999 and after, Survivorship
 Incentive Life, Incentive Life Plus - Class B 0.60% ............              --                    9
Survivorship Incentive Life - Class B 0.60% .....................               5                   --
Survivorship 2000 - Class B 0.90% ...............................              --                   --
Accumulator Life - Class B 1.35% ................................              --                   --
Other products offered by Separate Account FP ...................              68                   --
Unit value:
IL Plus Original Series, IL COLI, Incentive Life COLI - Class
 A and B 0.00% ..................................................    $      97.45            $      --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and
 after, Survivorship Incentive Life - Class B 0.60% .............    $     111.27            $      --
Incentive Life 2000 Sales 1999 and after, Incentive Life
 Plus - Class B 0.60% ...........................................    $         --            $      --
Incentive Life 2000 Sales 1999 and after, Survivorship
 Incentive Life, Incentive Life Plus - Class B 0.60% ............    $         --            $   81.90
Survivorship Incentive Life - Class B 0.60% .....................    $      95.56            $      --
Survivorship 2000 - Class B 0.90% ...............................    $         --            $   81.32
Accumulator Life - Class B 1.35% ................................    $      94.36            $      --
Net assets of other products offered by Separate
 Account FP (000's) .............................................    $      7,430            $      --


                                                                       EQ/Capital           EQ/Capital          EQ/Emerging
                                                                   Guardian Research   Guardian U.S. Equity   Markets Equity
                                                                  ------------------- ---------------------- ----------------
Assets:
Investments in shares of The Trust, at fair value ...............     $ 8,133,201          $ 9,167,556         $ 36,713,637
Receivable for Trust shares sold ................................         599,849                   --            3,273,037
Receivable for policy-related transactions ......................              --               47,244                   --
                                                                      -----------          -----------         ------------
  Total assets ..................................................       8,733,050            9,214,800           39,986,674
                                                                      -----------          -----------         ------------
Liabilities:
Payable for Trust shares purchased ..............................              --               53,198                   --
Payable for policy-related transactions .........................         576,497                   --            3,273,686
                                                                      -----------          -----------         ------------
  Total liabilities .............................................         576,497               53,198            3,273,686
                                                                      -----------          -----------         ------------
Net Assets ......................................................     $ 8,156,553          $ 9,161,602         $ 36,712,988
                                                                      ===========          ===========         ============
Net Assets:
Accumulation Units ..............................................     $ 8,117,110          $ 9,145,127         $ 36,695,411
Accumulation nonunitized ........................................              --                   --                   --
Retained by Equitable Life in Separate Account FP ...............          39,443               16,475               17,577
                                                                      -----------          -----------         ------------
Total net assets ................................................     $ 8,156,553          $ 9,161,602         $ 36,712,988
                                                                      ===========          ===========         ============
Investments in shares of The Trust, at cost .....................     $ 8,007,129          $ 8,988,847         $ 48,110,760
Trust shares held
 Class A ........................................................              --                   --                   --
 Class B ........................................................         744,002              897,037            6,538,162
Units outstanding (000's):
IL Plus Original Series, IL COLI, Incentive Life COLI - Class
 A and B 0.00% ..................................................              24                   12                  131
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and
 after, Survivorship Incentive Life - Class B 0.60% .............              48                   74                   --
Incentive Life 2000 Sales 1999 and after, Incentive Life
 Plus - Class B 0.60% ...........................................              --                   --                   --
Incentive Life 2000 Sales 1999 and after, Survivorship
 Incentive Life, Incentive Life Plus - Class B 0.60% ............              --                   --                   --
Survivorship Incentive Life - Class B 0.60% .....................              --                   --                   12
Survivorship 2000 - Class B 0.90% ...............................              --                   --                   25
Accumulator Life - Class B 1.35% ................................              --                   --                   --
Other products offered by Separate Account FP ...................               1                    2                  406
Unit value:
IL Plus Original Series, IL COLI, Incentive Life COLI - Class
 A and B 0.00% ..................................................     $    112.11          $    105.12         $      64.83
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and
 after, Survivorship Incentive Life - Class B 0.60% .............     $    110.55          $    103.65         $      63.15
Incentive Life 2000 Sales 1999 and after, Incentive Life
 Plus - Class B 0.60% ...........................................     $        --          $        --         $         --
Incentive Life 2000 Sales 1999 and after, Survivorship
 Incentive Life, Incentive Life Plus - Class B 0.60% ............     $        --          $        --         $         --
Survivorship Incentive Life - Class B 0.60% .....................     $        --          $        --         $      85.61
Survivorship 2000 - Class B 0.90% ...............................     $        --          $        --         $      62.32
Accumulator Life - Class B 1.35% ................................     $    107.84          $    100.40         $      92.15
Net assets of other products offered by Separate
 Account FP (000's) .............................................     $       110          $       206         $     25,638


                                                                      EQ/Equity      EQ/Evergreen        EQ/FI
                                                                      500 Index          Omega          Mid Cap
                                                                  ----------------- -------------- ----------------
Assets:
Investments in shares of The Trust, at fair value ...............   $ 614,982,397    $ 1,192,831     $ 15,113,216
Receivable for Trust shares sold ................................       2,404,471             --          715,529
Receivable for policy-related transactions ......................              --            703               --
                                                                    -------------    -----------     ------------
  Total assets ..................................................     617,386,868      1,193,534       15,828,745
                                                                    -------------    -----------     ------------
Liabilities:
Payable for Trust shares purchased ..............................              --            703               --
Payable for policy-related transactions .........................       2,000,478             --          712,158
                                                                    -------------    -----------     ------------
  Total liabilities .............................................       2,000,478            703          712,158
                                                                    -------------    -----------     ------------
Net Assets ......................................................   $ 615,386,390    $ 1,192,831     $ 15,116,587
                                                                    =============    ===========     ============
Net Assets:
Accumulation Units ..............................................   $ 614,813,868    $ 1,189,235     $ 15,038,654
Accumulation nonunitized ........................................         429,867             --               --
Retained by Equitable Life in Separate Account FP ...............         142,655          3,596           77,933
                                                                    -------------    -----------     ------------
Total net assets ................................................   $ 615,386,390    $ 1,192,831     $ 15,116,587
                                                                    =============    ===========     ============
Investments in shares of The Trust, at cost .....................   $ 651,785,763    $ 1,308,398     $ 14,951,456
Trust shares held
 Class A ........................................................      25,644,447             --               --
 Class B ........................................................       2,256,114        149,336        1,743,623
Units outstanding (000's):
IL Plus Original Series, IL COLI, Incentive Life COLI - Class
 A and B 0.00% ..................................................             412              4               14
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and
 after, Survivorship Incentive Life - Class B 0.60% .............              --             12              151
Incentive Life 2000 Sales 1999 and after, Incentive Life
 Plus - Class B 0.60% ...........................................              --             --               --
Incentive Life 2000 Sales 1999 and after, Survivorship
 Incentive Life, Incentive Life Plus - Class B 0.60% ............             575             --               --
Survivorship Incentive Life - Class B 0.60% .....................              --             --               --
Survivorship 2000 - Class B 0.90% ...............................              --             --               --
Accumulator Life - Class B 1.35% ................................              --             --               --
Other products offered by Separate Account FP ...................           1,741             --                9
Unit value:
IL Plus Original Series, IL COLI, Incentive Life COLI - Class
 A and B 0.00% ..................................................   $      271.91    $     78.47     $      86.96
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and
 after, Survivorship Incentive Life - Class B 0.60% .............   $          --    $     74.98     $      86.26
Incentive Life 2000 Sales 1999 and after, Incentive Life
 Plus - Class B 0.60% ...........................................   $          --    $        --     $         --
Incentive Life 2000 Sales 1999 and after, Survivorship
 Incentive Life, Incentive Life Plus - Class B 0.60% ............   $       85.84    $        --     $         --
Survivorship Incentive Life - Class B 0.60% .....................   $          --    $        --     $         --
Survivorship 2000 - Class B 0.90% ...............................   $       97.75    $        --     $         --
Accumulator Life - Class B 1.35% ................................   $       81.74    $     75.99     $      85.40
Net assets of other products offered by Separate
 Account FP (000's) .............................................   $     453,511    $        --     $        773

-------
The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2001


                                                                   EQ/FI Small/Mid  EQ/International
                                                                      Cap Value       Equity Index
                                                                  ---------------- ------------------
Assets:
Investments in shares of The Trust, at fair value ...............   $ 80,441,823       $ 314,189
Receivable for Trust shares sold ................................             --              --
Receivable for policy-related transactions ......................      1,101,947          84,367
                                                                    ------------       ---------
  Total assets ..................................................     81,543,770         398,556
                                                                    ------------       ---------
Liabilities:
Payable for Trust shares purchased ..............................      1,108,964          84,389
Payable for policy-related transactions .........................             --              --
                                                                    ------------       ---------
  Total liabilities .............................................      1,108,964          84,389
                                                                    ------------       ---------
Net Assets ......................................................   $ 80,434,806       $ 314,167
                                                                    ============       =========
Net Assets:
Accumulation Units ..............................................   $ 80,367,708       $ 313,974
Accumulation nonunitized ........................................             --              --
Retained by Equitable Life in Separate Account FP ...............         67,098             193
                                                                    ------------       ---------
Total net assets ................................................   $ 80,434,806       $ 314,167
                                                                    ============       =========
Investments in shares of The Trust, at cost .....................   $ 78,149,828       $ 346,072
Trust shares held
 Class A ........................................................             --              --
 Class B ........................................................      6,930,973          35,947
Units outstanding (000's):
IL Plus Original Series, IL COLI, Incentive Life COLI - Class
 A and B 0.00% ..................................................             90              --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and
 after, Survivorship Incentive Life - Class B 0.60% .............             13              --
Incentive Life 2000 Sales 1999 and after, Incentive Life
 Plus - Class B 0.60% ...........................................             --               4
Incentive Life 2000 Sales 1999 and after, Survivorship
 Incentive Life, Incentive Life Plus - Class B 0.60% ............             13              --
Survivorship Incentive Life - Class B 0.60% .....................             --              --
Survivorship 2000 - Class B 0.90% ...............................             --              --
Accumulator Life - Class B 1.35% ................................             --              --
Other products offered by Separate Account FP ...................            542              --
Unit value:
IL Plus Original Series, IL COLI, Incentive Life COLI - Class
 A and B 0.00% ..................................................   $     119.34       $      --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and
 after, Survivorship Incentive Life - Class B 0.60% .............   $     116.03       $      --
Incentive Life 2000 Sales 1999 and after, Incentive Life
 Plus - Class B 0.60% ...........................................   $         --       $   77.32
Incentive Life 2000 Sales 1999 and after, Survivorship
 Incentive Life, Incentive Life Plus - Class B 0.60% ............   $         --       $      --
Survivorship Incentive Life - Class B 0.60% .....................   $         --       $   76.28
Survivorship 2000 - Class B 0.90% ...............................   $      90.19       $   76.52
Accumulator Life - Class B 1.35% ................................   $      88.78       $   67.87
Net assets of other products offered by Separate
 Account FP (000's) .............................................   $     62,884       $      --


                                                                   EQ/J.P. Morgan   EQ/Janus Large   EQ/Lazard Small
                                                                      Core Bond       Cap Growth        Cap Value
                                                                  ---------------- ---------------- -----------------
Assets:
Investments in shares of The Trust, at fair value ...............   $ 4,697,383      $ 13,694,166      $ 2,298,740
Receivable for Trust shares sold ................................            --                --               --
Receivable for policy-related transactions ......................       136,963           113,253               --
                                                                    -----------      ------------      -----------
  Total assets ..................................................     4,834,346        13,807,419        2,298,740
                                                                    -----------      ------------      -----------
Liabilities:
Payable for Trust shares purchased ..............................       136,938           113,508               --
Payable for policy-related transactions .........................            --                --               --
                                                                    -----------      ------------      -----------
  Total liabilities .............................................       136,938           113,508               --
                                                                    -----------      ------------      -----------
Net Assets ......................................................   $ 4,697,408      $ 13,693,911      $ 2,298,740
                                                                    ===========      ============      ===========
Net Assets:
Accumulation Units ..............................................   $ 4,694,035      $ 13,648,368      $ 2,296,859
Accumulation nonunitized ........................................            --                --               --
Retained by Equitable Life in Separate Account FP ...............         3,373            45,543            1,881
                                                                    -----------      ------------      -----------
Total net assets ................................................   $ 4,697,408      $ 13,693,911      $ 2,298,740
                                                                    ===========      ============      ===========
Investments in shares of The Trust, at cost .....................   $ 4,790,829      $ 14,977,756      $ 2,272,271
Trust shares held
 Class A ........................................................            --                --               --
 Class B ........................................................       437,044         2,110,977          199,529
Units outstanding (000's):
IL Plus Original Series, IL COLI, Incentive Life COLI - Class
 A and B 0.00% ..................................................            --                31               --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and
 after, Survivorship Incentive Life - Class B 0.60% .............            --               173               --
Incentive Life 2000 Sales 1999 and after, Incentive Life
 Plus - Class B 0.60% ...........................................            23                --               11
Incentive Life 2000 Sales 1999 and after, Survivorship
 Incentive Life, Incentive Life Plus - Class B 0.60% ............            --                --               --
Survivorship Incentive Life - Class B 0.60% .....................            16                --                6
Survivorship 2000 - Class B 0.90% ...............................            --                --               --
Accumulator Life - Class B 1.35% ................................            --                --               --
Other products offered by Separate Account FP ...................            --                 7               --
Unit value:
IL Plus Original Series, IL COLI, Incentive Life COLI - Class
 A and B 0.00% ..................................................   $        --      $      64.96      $        --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and
 after, Survivorship Incentive Life - Class B 0.60% .............   $        --      $      64.44      $        --
Incentive Life 2000 Sales 1999 and after, Incentive Life
 Plus - Class B 0.60% ...........................................   $    121.50      $         --      $    134.71
Incentive Life 2000 Sales 1999 and after, Survivorship
 Incentive Life, Incentive Life Plus - Class B 0.60% ............   $        --      $         --      $        --
Survivorship Incentive Life - Class B 0.60% .....................   $    119.43      $         --      $    131.16
Survivorship 2000 - Class B 0.90% ...............................   $    120.25      $         --      $    133.32
Accumulator Life - Class B 1.35% ................................   $    117.22      $      63.79      $    132.19
Net assets of other products offered by Separate
 Account FP (000's) .............................................   $        --      $        449      $        --


                                                                                      EQ/Mercury Basic   EQ/MFS Emerging
                                                                   EQ/Marsico Focus     Value Equity     Growth Companies
                                                                  ------------------ ------------------ -----------------
Assets:
Investments in shares of The Trust, at fair value ...............     $ 699,409         $ 97,534,467      $ 216,263,275
Receivable for Trust shares sold ................................            --                   --          4,683,326
Receivable for policy-related transactions ......................         2,623              131,827                 --
                                                                      ---------         ------------      -------------
  Total assets ..................................................       702,032           97,666,294        220,946,601
                                                                      ---------         ------------      -------------
Liabilities:
Payable for Trust shares purchased ..............................         2,623              134,938                 --
Payable for policy-related transactions .........................            --                   --          4,686,319
                                                                      ---------         ------------      -------------
  Total liabilities .............................................         2,623              134,938          4,686,319
                                                                      ---------         ------------      -------------
Net Assets ......................................................     $ 699,409         $ 97,531,356      $ 216,260,282
                                                                      =========         ============      =============
Net Assets:
Accumulation Units ..............................................     $ 699,052         $ 97,457,327      $ 216,160,799
Accumulation nonunitized ........................................            --                   --                 --
Retained by Equitable Life in Separate Account FP ...............           357               74,029             99,483
                                                                      ---------         ------------      -------------
Total net assets ................................................     $ 699,409         $ 97,531,356      $ 216,260,282
                                                                      =========         ============      =============
Investments in shares of The Trust, at cost .....................     $ 690,950         $ 96,650,871      $ 290,047,429
Trust shares held
 Class A ........................................................            --                   --                 --
 Class B ........................................................        61,395            7,081,515         15,783,363
Units outstanding (000's):
IL Plus Original Series, IL COLI, Incentive Life COLI - Class
 A and B 0.00% ..................................................            --                   96                158
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and
 after, Survivorship Incentive Life - Class B 0.60% .............             6                  386              1,163
Incentive Life 2000 Sales 1999 and after, Incentive Life
 Plus - Class B 0.60% ...........................................            --                   --                 --
Incentive Life 2000 Sales 1999 and after, Survivorship
 Incentive Life, Incentive Life Plus - Class B 0.60% ............            --                   --                 --
Survivorship Incentive Life - Class B 0.60% .....................            --                   20                 74
Survivorship 2000 - Class B 0.90% ...............................            --                   --                 --
Accumulator Life - Class B 1.35% ................................            --                   --                 --
Other products offered by Separate Account FP ...................             1                   50                 85
Unit value:
IL Plus Original Series, IL COLI, Incentive Life COLI - Class
 A and B 0.00% ..................................................     $  106.25         $     183.25      $      153.10
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and
 after, Survivorship Incentive Life - Class B 0.60% .............     $  106.09         $     178.18      $      148.86
Incentive Life 2000 Sales 1999 and after, Incentive Life
 Plus - Class B 0.60% ...........................................     $      --         $         --      $          --
Incentive Life 2000 Sales 1999 and after, Survivorship
 Incentive Life, Incentive Life Plus - Class B 0.60% ............     $      --         $         --      $          --
Survivorship Incentive Life - Class B 0.60% .....................     $      --         $     116.52      $       85.53
Survivorship 2000 - Class B 0.90% ...............................     $      --         $         --      $          --
Accumulator Life - Class B 1.35% ................................     $  105.90         $     132.83      $       96.14
Net assets of other products offered by Separate
 Account FP (000's) .............................................     $     106         $      8,787      $      12,483

-------
The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (Concluded)

DECEMBER 31, 2001


                                                                        EQ/MFS           EQ/MFS
                                                                   Investors Trust      Research
                                                                  ----------------- ----------------
Assets:
Investments in shares of The Trust, at fair value ...............    $ 4,121,986      $ 57,601,743
Receivable for Trust shares sold ................................          8,883         1,222,382
Receivable for policy-related transactions ......................             --                --
                                                                     -----------      ------------
  Total assets ..................................................      4,130,869        58,824,125
                                                                     -----------      ------------
Liabilities:
Payable for Trust shares purchased ..............................             --                --
Payable for policy-related transactions .........................         35,338         1,222,364
                                                                     -----------      ------------
  Total liabilities .............................................         35,338         1,222,364
                                                                     -----------      ------------
Net Assets ......................................................    $ 4,095,531      $ 57,601,761
                                                                     ===========      ============
Net Assets:
Accumulation Units ..............................................    $ 4,077,341      $ 57,536,534
Accumulation nonunitized ........................................             --                --
Retained by Equitable Life in Separate Account FP ...............         18,190            65,227
                                                                     -----------      ------------
Total net assets ................................................    $ 4,095,531      $ 57,601,761
                                                                     ===========      ============
Investments in shares of The Trust, at cost .....................    $ 4,532,668      $ 63,150,896
Trust shares held
 Class A ........................................................             --                --
 Class B ........................................................        459,475         5,127,746
Units outstanding (000's):
IL Plus Original Series, IL COLI, Incentive Life COLI - Class
 A and B 0.00% ..................................................              6                82
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and
 after, Survivorship Incentive Life - Class B 0.60% .............             41               323
Incentive Life 2000 Sales 1999 and after, Incentive Life
 Plus - Class B 0.60% ...........................................             --                --
Incentive Life 2000 Sales 1999 and after, Survivorship
 Incentive Life, Incentive Life Plus - Class B 0.60% ............             --                --
Survivorship Incentive Life - Class B 0.60% .....................             --                17
Survivorship 2000 - Class B 0.90% ...............................             --                --
Accumulator Life - Class B 1.35% ................................             --                --
Other products offered by Separate Account FP ...................              1                32
Unit value:
IL Plus Original Series, IL COLI, Incentive Life COLI - Class
 A and B 0.00% ..................................................    $     86.36      $     131.34
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and
 after, Survivorship Incentive Life - Class B 0.60% .............    $     85.03      $     127.70
Incentive Life 2000 Sales 1999 and after, Incentive Life
 Plus - Class B 0.60% ...........................................    $        --      $         --
Incentive Life 2000 Sales 1999 and after, Survivorship
 Incentive Life, Incentive Life Plus - Class B 0.60% ............    $        --      $         --
Survivorship Incentive Life - Class B 0.60% .....................    $        --      $      85.96
Survivorship 2000 - Class B 0.90% ...............................    $        --      $         --
Accumulator Life - Class B 1.35% ................................    $     84.83      $      88.20
Net assets of other products offered by Separate
 Account FP (000's) .............................................    $        84      $      4,032



                                                                         EQ/Putnam               EQ/Putnam
                                                                   Growth & Income Value   International Equity
                                                                  ----------------------- ----------------------
Assets:
Investments in shares of The Trust, at fair value ...............      $ 29,065,646            $ 2,328,455
Receivable for Trust shares sold ................................                --                     --
Receivable for policy-related transactions ......................             4,489                     25
                                                                       ------------            -----------
  Total assets ..................................................        29,070,135              2,328,480
                                                                       ------------            -----------
Liabilities:
Payable for Trust shares purchased ..............................             8,994                     --
Payable for policy-related transactions .........................                --                     --
                                                                       ------------            -----------
  Total liabilities .............................................             8,994                     --
                                                                       ------------            -----------
Net Assets ......................................................      $ 29,061,141            $ 2,328,480
                                                                       ============            ===========
Net Assets:
Accumulation Units ..............................................      $ 29,004,102            $ 2,326,292
Accumulation nonunitized ........................................                --                     --
Retained by Equitable Life in Separate Account FP ...............            57,039                  2,188
                                                                       ------------            -----------
Total net assets ................................................      $ 29,061,141            $ 2,328,480
                                                                       ============            ===========
Investments in shares of The Trust, at cost .....................      $ 30,524,807            $ 2,614,316
Trust shares held
 Class A ........................................................                --                     --
 Class B ........................................................         2,577,866                222,527
Units outstanding (000's):
IL Plus Original Series, IL COLI, Incentive Life COLI - Class
 A and B 0.00% ..................................................                42                     --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and
 after, Survivorship Incentive Life - Class B 0.60% .............               159                     --
Incentive Life 2000 Sales 1999 and after, Incentive Life
 Plus - Class B 0.60% ...........................................                --                     17
Incentive Life 2000 Sales 1999 and after, Survivorship
 Incentive Life, Incentive Life Plus - Class B 0.60% ............                --                     --
Survivorship Incentive Life - Class B 0.60% .....................                16                      6
Survivorship 2000 - Class B 0.90% ...............................                --                     --
Accumulator Life - Class B 1.35% ................................                --                     --
Other products offered by Separate Account FP ...................                18                     --
Unit value:
IL Plus Original Series, IL COLI, Incentive Life COLI - Class
 A and B 0.00% ..................................................      $     128.70            $        --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and
 after, Survivorship Incentive Life - Class B 0.60% .............      $     125.14            $        --
Incentive Life 2000 Sales 1999 and after, Incentive Life
 Plus - Class B 0.60% ...........................................      $         --            $    102.91
Incentive Life 2000 Sales 1999 and after, Survivorship
 Incentive Life, Incentive Life Plus - Class B 0.60% ............      $         --            $        --
Survivorship Incentive Life - Class B 0.60% .....................      $      87.82            $    100.79
Survivorship 2000 - Class B 0.90% ...............................      $         --            $    101.85
Accumulator Life - Class B 1.35% ................................      $      95.74            $     91.80
Net assets of other products offered by Separate
 Account FP (000's) .............................................      $      2,222            $        --


                                                                       EQ/Putnam        EQ/Small
                                                                   Investors Growth   Company Index
                                                                  ------------------ --------------
Assets:
Investments in shares of The Trust, at fair value ...............    $ 1,498,463       $ 564,881
Receivable for Trust shares sold ................................        112,543          20,033
Receivable for policy-related transactions ......................             --              --
                                                                     -----------       ---------
  Total assets ..................................................      1,611,006         584,914
                                                                     -----------       ---------
Liabilities:
Payable for Trust shares purchased ..............................        112,518              --
Payable for policy-related transactions .........................             --              --
                                                                     -----------       ---------
  Total liabilities .............................................        112,518              --
                                                                     -----------       ---------
Net Assets ......................................................    $ 1,498,488       $ 584,914
                                                                     ===========       =========
Net Assets:
Accumulation Units ..............................................    $ 1,497,090       $ 564,320
Accumulation nonunitized ........................................             --              --
Retained by Equitable Life in Separate Account FP ...............          1,398          20,594
                                                                     -----------       ---------
Total net assets ................................................    $ 1,498,488       $ 584,914
                                                                     ===========       =========
Investments in shares of The Trust, at cost .....................    $ 1,767,443       $ 533,769
Trust shares held
 Class A ........................................................        115,024          61,758
 Class B ........................................................             --              --
Units outstanding (000's):
IL Plus Original Series, IL COLI, Incentive Life COLI - Class
 A and B 0.00% ..................................................             --              --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and
 after, Survivorship Incentive Life - Class B 0.60% .............             --              --
Incentive Life 2000 Sales 1999 and after, Incentive Life
 Plus - Class B 0.60% ...........................................             13               5
Incentive Life 2000 Sales 1999 and after, Survivorship
 Incentive Life, Incentive Life Plus - Class B 0.60% ............             --              --
Survivorship Incentive Life - Class B 0.60% .....................              4              --
Survivorship 2000 - Class B 0.90% ...............................             --              --
Accumulator Life - Class B 1.35% ................................
Other products offered by Separate Account FP ...................             --              --
Unit value:
IL Plus Original Series, IL COLI, Incentive Life COLI - Class
 A and B 0.00% ..................................................    $        --       $      --
Incentive Life, Incentive Life 2000, Incentive Life Plus,
 Champion 2000, Incentive Life 2000 Sales 1999 and
 after, Survivorship Incentive Life - Class B 0.60% .............    $        --       $      --
Incentive Life 2000 Sales 1999 and after, Incentive Life
 Plus - Class B 0.60% ...........................................    $     86.79       $  113.24
Incentive Life 2000 Sales 1999 and after, Survivorship
 Incentive Life, Incentive Life Plus - Class B 0.60% ............    $        --       $      --
Survivorship Incentive Life - Class B 0.60% .....................    $     76.19       $  111.79
Survivorship 2000 - Class B 0.90% ...............................    $     85.89       $  112.07
Accumulator Life - Class B 1.35% ................................    $     74.09       $  101.48
Net assets of other products offered by Separate
 Account FP (000's) .............................................    $        --       $      --

-------
The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31,


                                                                  EQ/Aggressive Stock
                                                  ---------------------------------------------------
                                                         2001              2000             1999
                                                  ----------------- ----------------- ---------------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ......................  $    3,459,227    $    3,434,784    $   3,163,286
 Expenses:
  Mortality and expense risk charges ............       3,763,915         5,519,701        5,481,701
                                                   --------------    --------------    -------------
Net Investment Income (Loss) ....................        (304,688)       (2,084,917)      (2,318,415)
                                                   --------------    --------------    -------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ...........    (212,487,401)       67,261,897      (27,888,194)
  Realized gain distribution from The Trust .....              --        62,772,904       61,642,419
                                                   --------------    --------------    -------------
 Net realized gain (loss) .......................    (212,487,401)      130,034,801       33,754,225
                                                   --------------    --------------    -------------
 Change in unrealized appreciation
  (depreciation) of investments .................       3,263,156      (261,224,627)     132,094,676
                                                   --------------    --------------    -------------
Net Realized and Unrealized Gain (Loss) on
 Investments ....................................    (209,224,245)     (131,189,826)     165,848,901
                                                   --------------    --------------    -------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ......................  $ (209,528,933)   $ (133,274,743)   $ 163,530,486
                                                   ==============    ==============    =============



                                                                EQ/Alliance Common Stock
                                                  ----------------------------------------------------
                                                         2001               2000             1999
                                                  ----------------- ------------------- --------------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ......................  $   66,366,976    $      20,631,257   $ 20,107,533
 Expenses:
  Mortality and expense risk charges ............      16,024,667           19,465,147     19,069,959
                                                   --------------    -----------------   ------------
Net Investment Income (Loss) ....................      50,342,309            1,166,110      1,037,574
                                                   --------------    -----------------   ------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ...........    (102,598,622)         227,158,194    221,690,581
  Realized gain distribution from The Trust .....       3,428,990          596,359,479    497,324,765
                                                   --------------    -----------------   ------------
 Net realized gain (loss) .......................     (99,169,632)         823,517,673    719,015,346
                                                   --------------    -----------------   ------------
 Change in unrealized appreciation
  (depreciation) of investments .................    (277,010,784)      (1,333,854,337)    13,099,046
                                                   --------------    -----------------   ------------
Net Realized and Unrealized Gain (Loss) on
 Investments ....................................    (376,180,416)        (510,336,664)   732,114,392
                                                   --------------    -----------------   ------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ......................  $ (325,838,107)   $    (509,170,554)  $733,151,966
                                                   ==============    =================   ============


                                                                   EQ/AllianceHigh Yield
                                                  ----------------------------------------------------
                                                        2001               2000             1999
                                                  ----------------   ---------------- ----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ......................  $   11,845,816     $  14,140,763    $  17,378,455
 Expenses:
  Mortality and expense risk charges ............         663,565           730,110          889,065
                                                   --------------     -------------    -------------
Net Investment Income (Loss) ....................      11,182,251        13,410,653       16,489,390
                                                   --------------     -------------    -------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ...........     (19,177,544)      (14,615,073)     (15,192,553)
  Realized gain distribution from The Trust .....              --                --          161,999
                                                   --------------     -------------    -------------
 Net realized gain (loss) .......................     (19,177,544)      (14,615,073)     (15,030,554)
                                                   --------------     -------------    -------------
 Change in unrealized appreciation
  (depreciation) of investments .................       8,741,806       (11,205,680)      (7,843,498)
                                                   --------------     -------------    -------------
Net Realized and Unrealized Gain (Loss) on
 Investments ....................................     (10,435,738)      (25,820,753)     (22,874,052)
                                                   --------------     -------------    -------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ......................  $      746,513     $ (12,410,100)   $  (6,384,662)
                                                   ==============     =============    =============

-------
(a) Commenced operations on June 4, 1999.
(b) Commenced operations on August 30, 1999.
(c) Commenced operations on May 2, 2000.
(d) Commenced operations on September 5, 2000.
(e) Commenced operations on October 22, 2001.


The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                             EQ/Alliance Money Market
                                                  ----------------------------------------------
                                                       2001            2000            1999
                                                  -------------- ---------------- --------------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ......................  $ 14,248,528   $   20,530,134   $13,943,193
 Expenses:
  Mortality and expense risk charges ............     2,107,718        1,779,469     1,613,234
                                                   ------------   --------------   -----------
Net Investment Income (Loss) ....................    12,140,810       18,750,665    12,329,959
                                                   ------------   --------------   -----------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ...........    (1,312,388)      13,088,236       517,935
  Realized gain distribution from The Trust .....            --          429,300        10,344
                                                   ------------   --------------   -----------
 Net realized gain (loss) .......................    (1,312,388)      13,517,536       528,279
                                                   ------------   --------------   -----------
 Change in unrealized appreciation
  (depreciation) of investments .................     2,210,091      (12,753,418)     (219,635)
                                                   ------------   --------------   -----------
Net Realized and Unrealized Gain (Loss) on
 Investments ....................................       897,703          764,118       308,644
                                                   ------------   --------------   -----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ......................  $ 13,038,513   $   19,514,783   $12,638,603
                                                   ============   ==============   ===========



                                                           EQ/Alliance Premier Growth (a)
                                                  -------------------------------------------------
                                                         2001             2000            1999
                                                  ----------------- ---------------- --------------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ......................  $        9,667    $   2,922,865     $   30,540
 Expenses:
  Mortality and expense risk charges ............         955,890        2,519,013         63,730
                                                   --------------    -------------     ----------
Net Investment Income (Loss) ....................        (946,223)         403,852        (33,190)
                                                   --------------    -------------     ----------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ...........    (127,060,769)       1,799,789         83,605
  Realized gain distribution from The Trust .....              --               --        106,890
                                                   --------------    -------------     ----------
 Net realized gain (loss) .......................    (127,060,769)       1,799,789        190,495
                                                   --------------    -------------     ----------
 Change in unrealized appreciation
  (depreciation) of investments .................      66,507,612      (83,349,563)     5,068,707
                                                   --------------    -------------     ----------
Net Realized and Unrealized Gain (Loss) on
 Investments ....................................     (60,553,157)     (81,549,774)     5,259,202
                                                   --------------    -------------     ----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ......................  $  (61,499,380)   $ (81,145,922)    $5,226,012
                                                   ==============    =============     ==========


                                                              EQ/Alliance Small Cap Growth
                                                  --------------------------------------------------
                                                        2001              2000             1999
                                                  ----------------  ---------------- ---------------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ......................  $   1,582,483     $           --    $        --
 Expenses:
  Mortality and expense risk charges ............        753,493            616,222        284,347
                                                   -------------     --------------    -----------
Net Investment Income (Loss) ....................        828,990           (616,222)      (284,347)
                                                   -------------     --------------    -----------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ...........    (29,857,146)        35,932,898      4,345,484
  Realized gain distribution from The Trust .....        647,769         16,396,188             --
                                                   -------------     --------------    -----------
 Net realized gain (loss) .......................    (29,209,377)        52,329,086      4,345,484
                                                   -------------     --------------    -----------
 Change in unrealized appreciation
  (depreciation) of investments .................     10,471,452        (35,002,229)    15,295,322
                                                   -------------     --------------    -----------
Net Realized and Unrealized Gain (Loss) on
 Investments ....................................    (18,737,925)        17,326,857     19,640,806
                                                   -------------     --------------    -----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ......................  $ (17,908,935)    $   16,710,635    $19,356,459
                                                   =============     ==============    ===========

-------
(a) Commenced operations on June 4, 1999.
(b) Commenced operations on August 30, 1999.
(c) Commenced operations on May 2, 2000.
(d) Commenced operations on September 5, 2000.
(e) Commenced operations on October 22, 2001.


The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                     EQ/Alliance Technology (c)
                                                  ---------------------------------
                                                        2001             2000
                                                  ---------------- ----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ......................  $       5,346    $          --
 Expenses:
  Mortality and expense risk charges ............        221,007           76,288
                                                   -------------    -------------
Net Investment Income (Loss) ....................       (215,661)         (76,288)
                                                   -------------    -------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ...........    (18,298,009)        (506,295)
  Realized gain distribution from The Trust .....             --               --
                                                   -------------    -------------
 Net realized gain (loss) .......................     18,298,009         (506,295)
                                                   -------------    -------------
 Change in unrealized appreciation
  (depreciation) of investments .................      7,601,879      (10,564,821)
                                                   -------------    -------------
Net Realized and Unrealized Gain (Loss) on
 Investments ....................................    (10,696,130)     (11,071,116)
                                                   -------------    -------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ......................  $ (10,911,791)   $ (11,147,404)
                                                   =============    =============


                                                                                                     EQ/Bernstein Diversified
                                                                     EQ/Balanced                               Value
                                                  ------------------------------------------------- ---------------------------
                                                        2001              2000            1999            2001          2000
                                                  ---------------- ----------------- -------------- --------------- -----------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ......................  $  18,337,028    $    17,202,195   $14,371,360    $     717,948   $  4,179
 Expenses:
  Mortality and expense risk charges ............      3,720,250          3,249,089     3,107,759          236,038        875
                                                   -------------    ---------------   -----------    -------------   --------
Net Investment Income (Loss) ....................     14,616,778         13,953,106    11,263,601          481,910      3,304
                                                   -------------    ---------------   -----------    -------------   --------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ...........     (7,624,110)         7,620,389     9,085,444         (429,986)    (2,223)
  Realized gain distribution from The Trust .....             --         84,212,310    50,638,464        1,424,280         --
                                                   -------------    ---------------   -----------    -------------   --------
 Net realized gain (loss) .......................     (7,624,110)        91,832,699    59,723,908          994,294     (2,223)
                                                   -------------    ---------------   -----------    -------------   --------
 Change in unrealized appreciation
  (depreciation) of investments .................    (31,738,236)      (115,634,605)   11,891,088       (2,419,314)    10,394
                                                   -------------    ---------------   -----------    -------------   --------
Net Realized and Unrealized Gain (Loss) on
 Investments ....................................    (39,362,346)       (23,801,906)   71,614,996       (1,425,020)     8,171
                                                   -------------    ---------------   -----------    -------------   --------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ......................  $ (24,745,568)   $    (9,848,800)  $82,878,597    $    (943,110)  $ 11,475
                                                   =============    ===============   ===========    =============   ========

-------
(a) Commenced operations on June 4, 1999.
(b) Commenced operations on August 30, 1999.
(c) Commenced operations on May 2, 2000.
(d) Commenced operations on September 5, 2000.
(e) Commenced operations on October 22, 2001.


The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                      EQ/Capital Guardian
                                                         International          EQ/Capital Guardian Research (b)
                                                  ---------------------------- ----------------------------------
                                                       2001           2000         2001        2000       1999
                                                  -------------- ------------- ------------ ---------- ----------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ......................   $   10,401     $   1,103    $   15,176   $35,181    $   280
 Expenses:
  Mortality and expense risk charges ............        3,279           873        21,187     5,502        209
                                                    ----------     ---------    ----------   -------    -------
Net Investment Income (Loss) ....................        7,122           230        (6,011)   29,679         71
                                                    ----------     ---------    ----------   -------    -------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ...........      (15,224)       (3,406)      (96,597)   30,415      2,810
  Realized gain distribution from The Trust .....           --         2,482            --        --         27
                                                    ----------     ---------    ----------   -------    -------
 Net realized gain (loss) .......................      (15,224)         (924)      (96,597)   30,415      2,837
                                                    ----------     ---------    ----------   -------    -------
 Change in unrealized appreciation
  (depreciation) of investments .................      (92,323)      (51,223)      105,383     9,596     11,093
                                                    ----------     ---------    ----------   -------    -------
Net Realized and Unrealized Gain (Loss) on
 Investments ....................................     (107,547)      (52,147)        8,786    40,011     13,930
                                                    ----------     ---------    ----------   -------    -------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ......................   $ (100,425)    $ (51,917)   $    2,775   $69,690    $14,001
                                                    ==========     =========    ==========   =======    =======


                                                   EQ/Capital Guardian U.S. Equity
                                                                 (b)
                                                  ---------------------------------
                                                      2001        2000       1999
                                                  ------------ ---------- ---------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ......................  $  24,798    $34,131    $ 1,159
 Expenses:
  Mortality and expense risk charges ............     21,388      5,877        378
                                                   ---------    -------    -------
Net Investment Income (Loss) ....................      3,410     28,254        781
                                                   ---------    -------    -------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ...........    (56,949)    16,165        451
  Realized gain distribution from The Trust .....         --      5,315      1,508
                                                   ---------    -------    -------
 Net realized gain (loss) .......................    (56,949)    21,480      1,959
                                                   ---------    -------    -------
 Change in unrealized appreciation
  (depreciation) of investments .................    154,385      6,999     17,325
                                                   ---------    -------    -------
Net Realized and Unrealized Gain (Loss) on
 Investments ....................................     97,436     28,479     19,284
                                                   ---------    -------    -------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ......................  $ 100,846    $56,733    $20,065
                                                   =========    =======    =======


                                                             EQ/Emerging Markets Equity
                                                  ------------------------------------------------
                                                        2001             2000            1999
                                                  ---------------- ---------------- --------------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ......................  $          --    $   3,734,636    $        --
 Expenses:
  Mortality and expense risk charges ............        164,902          225,716         66,405
                                                   -------------    -------------    -----------
Net Investment Income (Loss) ....................       (164,902)       3,508,920        (66,405)
                                                   -------------    -------------    -----------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ...........    (15,753,531)       3,112,222        363,825
  Realized gain distribution from The Trust .....         53,866        1,317,840        394,053
                                                   -------------    -------------    -----------
 Net realized gain (loss) .......................    (15,699,665)       4,430,062        757,878
                                                   -------------    -------------    -----------
 Change in unrealized appreciation
  (depreciation) of investments .................     13,760,152      (36,201,861)    13,987,219
                                                   -------------    -------------    -----------
Net Realized and Unrealized Gain (Loss) on
 Investments ....................................     (1,939,513)     (31,771,799)    14,745,097
                                                   -------------    -------------    -----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ......................  $  (2,104,415)   $ (28,262,879)   $14,678,692
                                                   =============    =============    ===========

-------
(a) Commenced operations on June 4, 1999.
(b) Commenced operations on August 30, 1999.
(c) Commenced operations on May 2, 2000.
(d) Commenced operations on September 5, 2000.
(e) Commenced operations on October 22, 2001.


The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                EQ/Equity 500 Index
                                                 --------------------------------------------------
                                                       2001              2000             1999
                                                 ---------------- ----------------- ---------------
Income and Expenses:
 Investment Income:
  Dividends from The Trust .....................  $   6,734,669    $    4,807,410    $  7,575,355
 Expenses:
  Mortality and expense risk charges ...........      3,292,002         3,730,581       3,729,959
                                                  -------------    --------------    ------------
Net Investment Income (Loss) ...................      3,442,667         1,076,829       3,845,396
                                                  -------------    --------------    ------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ..........    (50,673,179)      125,289,487      21,008,249
  Realized gain distribution from The Trust ....        330,459        29,072,151       6,196,508
                                                  -------------    --------------    ------------
 Net realized gain (loss) ......................    (50,342,720)      154,361,638      27,204,757
                                                  -------------    --------------    ------------
 Change in unrealized appreciation
  (depreciation) of investments ................    (34,420,555)     (231,136,418)     92,088,291
                                                  -------------    --------------    ------------
Net Realized and Unrealized Gain (Loss) on
 Investments ...................................    (84,763,275)      (76,774,780)    119,293,048
                                                  -------------    --------------    ------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .....................  $ (81,320,608)   $  (75,697,951)   $123,138,444
                                                  =============    ==============    ============



                                                       EQ/Evergreen Omega (a)           EQ/FI Mid Cap (d)
                                                 ----------------------------------- ------------------------
                                                      2001         2000       1999        2001         2000
                                                 ------------- ------------ -------- -------------- ---------
Income and Expenses:
 Investment Income:
  Dividends from The Trust .....................  $      110    $   1,189    $   99    $   21,223    $ 2,614
 Expenses:
  Mortality and expense risk charges ...........       4,270        1,838        18        44,269        895
                                                  ----------    ---------    ------    ----------    -------
Net Investment Income (Loss) ...................      (4,160)        (649)       81       (23,046)     1,719
                                                  ----------    ---------    ------    ----------    -------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ..........     (39,991)     (18,345)       20      (487,515)    22,280
  Realized gain distribution from The Trust ....          --           --        --            --         --
                                                  ----------    ---------    ------    ----------    -------
 Net realized gain (loss) ......................     (39,991)     (18,345)       20      (487,515)    22,280
                                                  ----------    ---------    ------    ----------    -------
 Change in unrealized appreciation
  (depreciation) of investments ................     (69,937)     (47,080)    1,450       115,983     45,777
                                                  ----------    ---------    ------    ----------    -------
Net Realized and Unrealized Gain (Loss) on
 Investments ...................................    (109,928)     (65,425)    1,470      (371,532)    68,057
                                                  ----------    ---------    ------    ----------    -------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .....................  $ (114,088)   $ (66,074)   $1,551    $ (394,578)   $69,776
                                                  ==========    =========    ======    ==========    =======


                                                           EQ/FI Small/Mid Cap Value
                                                 -------------------------------------------
                                                      2001          2000           1999
                                                 ------------- ------------- ---------------
Income and Expenses:
 Investment Income:
  Dividends from The Trust .....................  $  400,316    $  355,229    $      67,108
 Expenses:
  Mortality and expense risk charges ...........     275,246       171,556          180,999
                                                  ----------    ----------    -------------
Net Investment Income (Loss) ...................     125,070       183,673         (113,891)
                                                  ----------    ----------    -------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ..........     138,857      (925,533)      (1,591,217)
  Realized gain distribution from The Trust ....          --            --               --
                                                  ----------    ----------    -------------
 Net realized gain (loss) ......................     138,857      (925,533)      (1,591,217)
                                                  ----------    ----------    -------------
 Change in unrealized appreciation
  (depreciation) of investments ................   2,231,073     2,355,805        1,920,459
                                                  ----------    ----------    -------------
Net Realized and Unrealized Gain (Loss) on
 Investments ...................................   2,369,930     1,430,272          329,242
                                                  ----------    ----------    -------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .....................  $2,495,000    $1,613,945    $     215,351
                                                  ==========    ==========    =============

-------
(a) Commenced operations on June 4, 1999.
(b) Commenced operations on August 30, 1999.
(c) Commenced operations on May 2, 2000.
(d) Commenced operations on September 5, 2000.
(e) Commenced operations on October 22, 2001.


The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                              EQ/International Equity Index       EQ/J.P. Morgan Core Bond
                                             -------------------------------- --------------------------------
                                                 2001         2000      1999      2001       2000       1999
                                             ------------ ------------ ------ ----------- ---------- ---------
Income and Expenses:
 Investment Income:
  Dividends from The Trust .................  $     678    $     408    $ 9    $ 180,944   $50,306    $  100
 Expenses:
  Mortality and expense risk charges .......      1,278          449      1       14,358     1,900         1
                                              ---------    ---------    ---    ---------   -------    ------
Net Investment Income (Loss) ...............       (600)         (41)     8      166,586    48,406        99
                                              ---------    ---------    ---    ---------   -------    ------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ......    (35,383)        (873)    --       25,154       908        --
  Realized gain distribution from The Trust         339        4,474      9       45,303        --        --
                                              ---------    ---------    ---    ---------   -------    ------
 Net realized gain (loss) ..................    (35,044)       3,601      9       70,457       908        --
                                              ---------    ---------    ---    ---------   -------    ------
 Change in unrealized appreciation
  (depreciation) of investments ............    (12,786)     (19,166)    69      (95,335)    2,005      (116)
                                              ---------    ---------    ---    ---------   -------    ------
Net Realized and Unrealized Gain (Loss) on
 Investments ...............................    (47,830)     (15,565)    78       24,878     2,913      (116)
                                              ---------    ---------    ---    ---------   -------    ------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .................  $ (48,430)   $ (15,606)   $86    $ 141,708   $51,319    $  (17)
                                              =========    =========    ===    =========   =======    ======


                                                                           EQ/Lazard Small Cap
                                             EQ/Janus Large Cap Growth (d)      Value (d)        EQ/Marsico Focus (e)
                                             ----------------------------- -------------------- ----------------------
                                                   2001           2000        2001       2000            2001
                                             --------------- ------------- ---------- --------- ----------------------
Income and Expenses:
 Investment Income:
  Dividends from The Trust .................  $      1,409    $    4,295    $ 69,440   $3,005           $   --
 Expenses:
  Mortality and expense risk charges .......        45,823         2,998       4,612      227              365
                                              ------------    ----------    --------   ------           ------
Net Investment Income (Loss) ...............       (44,414)        1,297      64,828    2,778             (365)
                                              ------------    ----------    --------   ------           ------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ......    (1,095,410)       (3,341)     24,927      250              159
  Realized gain distribution from The Trust             --            --     112,835       --               --
                                              ------------    ----------    --------   ------           ------
 Net realized gain (loss) ..................    (1,095,410)       (3,341)    137,762      250              159
                                              ------------    ----------    --------   ------           ------
 Change in unrealized appreciation
  (depreciation) of investments ............    (1,003,017)     (280,573)     20,327    6,143            8,459
                                              ------------    ----------    --------   ------           ------
Net Realized and Unrealized Gain (Loss) on
 Investments ...............................    (2,098,427)     (283,914)    158,089    6,393            8,618
                                              ------------    ----------    --------   ------           ------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .................  $ (2,142,841)   $ (282,617)   $222,917   $9,171           $8,253
                                              ============    ==========    ========   ======           ======

-------
(a) Commenced operations on June 4, 1999.
(b) Commenced operations on August 30, 1999.
(c) Commenced operations on May 2, 2000.
(d) Commenced operations on September 5, 2000.
(e) Commenced operations on October 22, 2001.


The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                              EQ/Mercury Basic Value Equity
                                        -----------------------------------------
                                             2001          2000          1999
                                        ------------- ------------- -------------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ............  $2,910,068    $2,558,007    $  468,257
 Expenses:
  Mortality and expense risk charges ..     370,568       229,991       153,456
                                         ----------    ----------    ----------
Net Investment Income (Loss) ..........   2,539,500     2,328,016       314,801
                                         ----------    ----------    ----------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments .     164,816       622,843       426,168
  Realized gain distribution from The
   Trust ..............................   2,018,991     2,512,090     1,963,197
                                         ----------    ----------    ----------
 Net realized gain (loss) .............   2,183,807     3,134,933     2,389,365
                                         ----------    ----------    ----------
 Change in unrealized appreciation
  (depreciation) of investments .......    (467,046)       80,020     1,362,581
                                         ----------    ----------    ----------
Net Realized and Unrealized Gain (Loss)
 on Investments .......................   1,716,761     3,214,953     3,751,946
                                         ----------    ----------    ----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ............  $4,256,261    $5,542,969    $4,066,747
                                         ==========    ==========    ==========


                                                 EQ/MFS Emerging Growth Companies           EQ/MFS Investors Trust (a)
                                        --------------------------------------------------- ---------------------------
                                               2001              2000             1999           2001          2000
                                        ----------------- ----------------- --------------- -------------- ------------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ............  $       56,327    $    6,008,229     $        --     $   17,243    $   7,045
 Expenses:
  Mortality and expense risk charges ..       1,308,762         1,768,620         640,976         17,100        5,820
                                         --------------    --------------     -----------     ----------    ---------
Net Investment Income (Loss) ..........      (1,252,435)        4,239,609        (640,976)           143        1,225
                                         --------------    --------------     -----------     ----------    ---------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments .     (79,597,391)       28,942,316      13,577,250        (95,215)      13,705
  Realized gain distribution from The
   Trust ..............................              --        13,303,804       3,969,879             --           --
                                         --------------    --------------     -----------     ----------    ---------
 Net realized gain (loss) .............     (79,597,391)       42,246,120      17,547,129        (95,215)      13,705
                                         --------------    --------------     -----------     ----------    ---------
 Change in unrealized appreciation
  (depreciation) of investments .......     (29,752,357)     (121,109,758)     70,081,784       (389,623)     (41,696)
                                         --------------    --------------     -----------     ----------    ---------
Net Realized and Unrealized Gain (Loss)
 on Investments .......................    (109,349,748)      (78,863,638)     87,628,913       (484,838)     (27,991)
                                         --------------    --------------     -----------     ----------    ---------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ............  $ (110,602,183)   $  (74,624,029)    $86,987,937     $ (484,695)   $ (26,766)
                                         ==============    ==============     ===========     ==========    =========


                                          EQ/MFS
                                         Investors
                                         Trust (a)                   EQ/MFS Research
                                        ----------- -----------------------------------------------
                                            1999          2001             2000            1999
                                        ----------- ---------------- ---------------- -------------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ............   $ 1,268    $      68,268    $     527,991    $   52,831
 Expenses:
  Mortality and expense risk charges ..       431          321,416          322,223       208,639
                                          -------    -------------    -------------    ----------
Net Investment Income (Loss) ..........       837         (253,148)         205,768      (155,808)
                                          -------    -------------    -------------    ----------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments .      (227)     (17,827,122)       6,836,827       995,232
  Realized gain distribution from The
   Trust ..............................        --        1,459,930        5,191,785     1,086,222
                                          -------    -------------    -------------    ----------
 Net realized gain (loss) .............      (227)     (16,367,192)      12,028,612     2,081,454
                                          -------    -------------    -------------    ----------
 Change in unrealized appreciation
  (depreciation) of investments .......    20,637        1,531,301      (17,114,439)    6,720,924
                                          -------    -------------    -------------    ----------
Net Realized and Unrealized Gain (Loss)
 on Investments .......................    20,410      (14,835,891)      (5,085,827)    8,802,378
                                          -------    -------------    -------------    ----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ............   $21,247    $ (15,089,039)   $  (4,880,059)   $8,646,570
                                          =======    =============    =============    ==========

-------
(a) Commenced operations on June 4, 1999.
(b) Commenced operations on August 30, 1999.
(c) Commenced operations on May 2, 2000.
(d) Commenced operations on September 5, 2000.
(e) Commenced operations on October 22, 2001.


The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (Concluded)

FOR THE YEARS ENDED DECEMBER 31,


                                                         EQ/Putnam Growth & Income Value         EQ/Putnam International Equity
                                                  --------------------------------------------- ---------------------------------
                                                        2001           2000           1999           2001         2000      1999
                                                  --------------- ------------- --------------- ------------- ------------ ------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ......................  $    271,562    $  237,259    $     278,910   $   16,774    $   63,790   $12
 Expenses:
  Mortality and expense risk charges ............       133,534       111,139          110,374       10,235         1,787    --
                                                   ------------    ----------    -------------   ----------    ----------   ---
Net Investment Income (Loss) ....................       138,028       126,120          168,536        6,539        62,003    12
                                                   ------------    ----------    -------------   ----------    ----------   ---
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ...........      (289,234)     (439,753)         276,186     (213,457)      (23,560)   --
  Realized gain distribution from The Trust .....            --            --        1,499,307          152        93,565    37
                                                   ------------    ----------    -------------   ----------    ----------   ---
 Net realized gain (loss) .......................      (289,234)     (439,753)       1,775,493     (213,305)       70,005    37
                                                   ------------    ----------    -------------   ----------    ----------   ---
 Change in unrealized appreciation
  (depreciation) of investments .................    (1,766,064)    1,779,700       (2,633,398)    (127,410)     (158,452)    1
                                                   ------------    ----------    -------------   ----------    ----------   ---
Net Realized and Unrealized Gain (Loss) on
 Investments ....................................    (2,055,298)    1,339,947         (857,905)    (340,715)      (88,447)   38
                                                   ------------    ----------    -------------   ----------    ----------   ---
Net Increase (Decrease) in Net Assets
 Resulting from Operations ......................  $ (1,917,270)   $1,466,067    $    (689,369)  $ (334,176)   $  (26,444)  $50
                                                   ============    ==========    =============   ==========    ==========   ===


                                                        EQ/Putnam Investors Growth        EQ/Small Company Index
                                                  --------------------------------------- -----------------------
                                                       2001          2000         1999        2001        2000
                                                  ------------- -------------- ---------- ----------- -----------
Income and Expenses:
 Investment Income:
  Dividends from The Trust ......................  $       --     $    3,422      $ --     $  3,038    $  3,213
 Expenses:
  Mortality and expense risk charges ............       6,498          1,990        5         1,415         101
                                                   ----------     ----------      ----     --------    --------
Net Investment Income (Loss) ....................      (6,498)         1,432         (5)      1,623       3,112
                                                   ----------     ----------      ------   --------    --------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ...........     (90,894)       (11,011)       1        (5,895)       (102)
  Realized gain distribution from The Trust .....          --          1,267      223           260       2,875
                                                   ----------     ----------      -----    --------    --------
 Net realized gain (loss) .......................     (90,894)        (9,744)     224        (5,635)      2,773
                                                   ----------     ----------      -----    --------    --------
 Change in unrealized appreciation
  (depreciation) of investments .................    (153,864)      (115,853)     736        38,966      (7,854)
                                                   ----------     ----------      -----    --------    --------
Net Realized and Unrealized Gain (Loss) on
 Investments ....................................    (244,758)      (125,597)     960        33,331      (5,081)
                                                   ----------     ----------      -----    --------    --------
Net Increase (Decrease) in Net Assets
 Resulting from Operations ......................  $ (251,256)    $ (124,165)     $955     $ 34,954    $ (1,969)
                                                   ==========     ==========      =====    ========    ========

-------
(a) Commenced operations on June 4, 1999.
(b) Commenced operations on August 30, 1999.
(c) Commenced operations on May 2, 2000.
(d) Commenced operations on September 5, 2000.
(e) Commenced operations on October 22, 2001.


The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31,


                                                                                          EQ/Aggressive Stock
                                                                         ------------------------------------------------------
                                                                                2001              2000              1999
                                                                         ----------------- ----------------- ------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ..........................................  $      (304,688)  $    (2,084,917)   $   (2,318,415)
 Net realized gain (loss) on investments ...............................     (212,487,401)      130,034,801        33,754,225
 Change in unrealized appreciation (depreciation) on investments .......        3,263,156      (261,224,627)      132,094,676
                                                                          ---------------   ---------------    --------------
 Net increase (decrease) in net assets from operations .................     (209,528,933)     (133,274,743)      163,530,486
                                                                          ---------------   ---------------    --------------

Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners ................................       96,108,525       122,336,721       145,241,493
  Transfers between funds and guaranteed interest account, net .........      (44,712,711)     (113,067,315)     (131,040,290)
  Transfers for contract benefits and terminations .....................      (33,567,150)      (41,817,294)      (41,821,443)
  Contract maintenance charges .........................................      (49,339,864)      (53,052,495)      (57,256,360)
                                                                          ---------------   ---------------    --------------
Net increase (decrease) in net assets from contractowners transactions .      (31,511,200)      (85,600,383)      (84,876,600)
                                                                          ---------------   ---------------    --------------
Net increase (decrease) in amount retained by Equitable Life in Separate
 Account FP ............................................................           73,978      (221,437,380)        2,197,124
                                                                          ---------------   ---------------    --------------
Increase (Decrease) in Net Assets ......................................     (240,966,155)      (21,327,952)       80,851,010
Net Assets - Beginning of Period .......................................      830,607,683     1,052,045,063       971,194,053
                                                                          ---------------   ---------------    --------------
Net Assets - End of Period .............................................  $   589,641,528   $   830,607,683    $1,052,045,063
                                                                          ===============   ===============    ==============


                                                                                         EQ/Alliance Common Stock
                                                                         --------------------------------------------------------
                                                                                2001                2000               1999
                                                                         ------------------ ------------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ..........................................   $   50,342,309    $       1,166,110   $    1,037,574
 Net realized gain (loss) on investments ...............................      (99,169,632)         823,517,673      719,015,346
 Change in unrealized appreciation (depreciation) on investments .......     (277,010,784)      (1,333,854,337)      13,099,046
                                                                           --------------    -----------------   --------------
 Net increase (decrease) in net assets from operations .................     (325,838,107)        (509,170,554)     733,151,966
                                                                           --------------    -----------------   --------------

Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners ................................      316,285,256          358,046,737      361,261,385
  Transfers between funds and guaranteed interest account, net .........     (103,425,024)        (396,289,850)      (6,084,277)
  Transfers for contract benefits and terminations .....................     (112,788,632)        (129,262,766)    (107,811,075)
  Contract maintenance charges .........................................     (151,157,302)        (147,249,534)    (138,531,902)
                                                                           --------------    -----------------   --------------
Net increase (decrease) in net assets from contractowners transactions .      (51,085,702)        (314,755,413)     108,834,130
                                                                           --------------    -----------------   --------------
Net increase (decrease) in amount retained by Equitable Life in Separate
 Account FP ............................................................          162,962            3,190,692       (5,343,344)
                                                                           --------------    -----------------   --------------
Increase (Decrease) in Net Assets ......................................     (376,760,847)        (820,735,275)     836,642,752
Net Assets - Beginning of Period .......................................    2,959,133,917        3,779,869,192    2,943,226,440
                                                                           --------------    -----------------   --------------
Net Assets - End of Period .............................................   $2,582,373,070    $   2,959,133,917   $3,779,869,192
                                                                           ==============    =================   ==============

-------
(a) Commenced operations on June 4, 1999.
(b) Commenced operations on August 30, 1999.
(c) Commenced operations on May 2, 2000.
(d) Commenced operations on September 5, 2000.
(e) Commenced operations on October 22, 2001.
The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                       EQ/Alliance High Yield
                                                                         --------------------------------------------------
                                                                               2001             2000             1999
                                                                         ---------------- ---------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ..........................................  $  11,182,251    $  13,410,653    $  16,489,390
 Net realized gain (loss) on investments ...............................    (19,177,544)     (14,615,073)     (15,030,554)
 Change in unrealized appreciation (depreciation) on investments .......      8,741,806      (11,205,680)      (7,843,498)
                                                                          -------------    -------------    -------------
 Net increase (decrease) in net assets from operations .................        746,513      (12,410,100)      (6,384,662)
                                                                          -------------    -------------    -------------

Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners ................................     18,089,741       24,114,311       30,001,760
  Transfers between funds and guaranteed interest account, net .........     (3,097,120)     (21,187,150)     (27,719,490)
  Transfers for contract benefits and terminations .....................     (6,596,529)      (6,510,833)      (7,404,940)
  Contract maintenance charges .........................................     (9,310,362)      (9,706,663)     (11,174,876)
                                                                          -------------    -------------    -------------
Net increase (decrease) in net assets from contractowners transactions .       (914,270)     (13,290,335)     (16,297,546)
                                                                          -------------    -------------    -------------
Net increase (decrease) in amount retained by Equitable Life in Separate
 Account FP ............................................................         (4,036)      (2,037,976)       2,143,697
                                                                          -------------    -------------    -------------
Increase (Decrease) in Net Assets ......................................       (171,793)     (27,738,411)     (20,538,511)
Net Assets - Beginning of Period .......................................    122,096,071      149,834,482      170,372,993
                                                                          -------------    -------------    -------------
Net Assets - End of Period .............................................  $ 121,924,278    $ 122,096,071    $ 149,834,482
                                                                          =============    =============    =============


                                                                                       EQ/Alliance Money Market
                                                                         -----------------------------------------------------
                                                                                2001              2000              1999
                                                                         ----------------- ----------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ..........................................  $    12,140,810   $    18,750,665   $    12,329,959
 Net realized gain (loss) on investments ...............................       (1,312,388)       13,517,536           528,279
 Change in unrealized appreciation (depreciation) on investments .......        2,210,091       (12,753,418)         (219,635)
                                                                          ---------------   ---------------   ---------------
 Net increase (decrease) in net assets from operations .................       13,038,513        19,514,783        12,638,603
                                                                          ---------------   ---------------   ---------------

Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners ................................      281,063,327       261,734,365       231,007,033
  Transfers between funds and guaranteed interest account, net .........     (148,469,048)     (159,392,173)     (102,498,970)
  Transfers for contract benefits and terminations .....................      (27,698,359)      (33,650,289)      (22,889,296)
  Contract maintenance charges .........................................      (33,347,788)      (30,749,863)      (29,994,931)
                                                                          ---------------   ---------------   ---------------
Net increase (decrease) in net assets from contractowners transactions .       71,548,132        37,942,040        75,623,836
                                                                          ---------------   ---------------   ---------------
Net increase (decrease) in amount retained by Equitable Life in Separate
 Account FP ............................................................          113,926        (2,047,311)        1,075,796
                                                                          ---------------   ---------------   ---------------
Increase (Decrease) in Net Assets ......................................       84,700,571        55,409,512        89,338,235
Net Assets - Beginning of Period .......................................      399,837,889       344,428,377       255,090,142
                                                                          ---------------   ---------------   ---------------
Net Assets - End of Period .............................................  $   484,538,460   $   399,837,889   $   344,428,377
                                                                          ===============   ===============   ===============

-------
(a) Commenced operations on June 4, 1999.
(b) Commenced operations on August 30, 1999.
(c) Commenced operations on May 2, 2000.
(d) Commenced operations on September 5, 2000.
(e) Commenced operations on October 22, 2001.
The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                  EQ/Alliance Premier Growth (a)
                                                                         -------------------------------------------------
                                                                                2001             2000            1999
                                                                         ----------------- ---------------- --------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ..........................................  $      (946,223)  $     403,852    $   (33,190)
 Net realized gain (loss) on investments ...............................     (127,060,769)      1,799,789        190,495
 Change in unrealized appreciation (depreciation) on investments .......       66,507,612     (83,349,563)     5,068,707
                                                                          ---------------   -------------    -----------
 Net increase (decrease) in net assets from operations .................      (61,499,380)    (81,145,922)     5,226,012
                                                                          ---------------   -------------    -----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners ................................       35,081,429      32,898,694      6,362,938
  Transfers between funds and guaranteed interest account, net .........     (256,325,233)    418,028,445     40,600,125
  Transfers for contract benefits and terminations .....................       (4,042,683)     (4,487,489)      (346,799)
  Contract maintenance charges .........................................      (10,065,785)     (6,486,655)      (628,821)
                                                                          ---------------   -------------    -----------
Net increase (decrease) in net assets from contractonwers transactions .     (235,352,272)    439,952,995     45,987,443
                                                                          ---------------   -------------    -----------
Net increase (decrease) in amount retained by Equitable Life in Separate
 Account FP ............................................................           28,641           7,014          3,902
                                                                          ---------------   -------------    -----------
Increase (Decrease) in Net Assets ......................................     (296,823,011)    358,814,087     51,217,357
Net Assets - Beginning of Period .......................................      410,031,444      51,217,357             --
                                                                          ---------------   -------------    -----------
Net Assets - End of Period .............................................  $   113,208,433   $ 410,031,444    $51,217,357
                                                                          ===============   =============    ===========


                                                                                   EQ/Alliance Small Cap Growth
                                                                         ------------------------------------------------
                                                                               2001             2000            1999
                                                                         ---------------- ---------------- --------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ..........................................  $     828,990    $    (616,222)   $   (284,347)
 Net realized gain (loss) on investments ...............................    (29,209,377)      52,329,086       4,345,484
 Change in unrealized appreciation (depreciation) on investments .......     10,471,452      (35,002,229)     15,295,322
                                                                          -------------    -------------    ------------
 Net increase (decrease) in net assets from operations .................    (17,908,935)      16,710,635      19,356,459
                                                                          -------------    -------------    ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners ................................     27,628,862       21,647,575      16,092,219
  Transfers between funds and guaranteed interest account, net .........     (1,365,248)      51,092,256      (8,749,007)
  Transfers for contract benefits and terminations .....................     (4,420,805)      (3,606,884)     (1,349,630)
  Contract maintenance charges .........................................     (8,183,889)      (5,013,960)     (3,529,695)
                                                                          -------------    -------------    ------------
Net increase (decrease) in net assets from contractonwers transactions .     13,658,920       64,118,987       2,463,887
                                                                          -------------    -------------    ------------
Net increase (decrease) in amount retained by Equitable Life in Separate
 Account FP ............................................................         61,768         (150,422)        (99,856)
                                                                          -------------    -------------    ------------
Increase (Decrease) in Net Assets ......................................     (4,188,247)      80,679,200      21,720,490
Net Assets - Beginning of Period .......................................    151,059,621       70,380,421      48,659,931
                                                                          -------------    -------------    ------------
Net Assets - End of Period .............................................  $ 146,871,374    $ 151,059,621    $ 70,380,421
                                                                          =============    =============    ============

-------
(a) Commenced operations on June 4, 1999.
(b) Commenced operations on August 30, 1999.
(c) Commenced operations on May 2, 2000.
(d) Commenced operations on September 5, 2000.
(e) Commenced operations on October 22, 2001.
The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                EQ/Alliance Technology (c)
                                                                             ---------------------------------
                                                                                   2001             2000
                                                                             ---------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ..............................................  $     (215,661)  $      (76,288)
 Net realized gain (loss) on investments ...................................     (18,298,009)        (506,295)
 Change in unrealized appreciation (depreciation) on investments ...........       7,601,879      (10,564,821)
                                                                              --------------   --------------
 Net increase (decrease) in net assets from operations .....................     (10,911,791)     (11,147,404)
                                                                              --------------   --------------

Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners ....................................      13,314,847        7,114,732
  Transfers between funds and guaranteed interest account, net .............      11,082,053       40,543,591
  Transfers for contract benefits and terminations .........................        (886,319)        (772,878)
  Contract maintenance charges .............................................      (3,496,414)        (811,950)
                                                                              --------------   --------------
Net increase (decrease) in net assets from contractowners transactions .....      20,014,167       46,073,495
                                                                              --------------   --------------
Net increase (decrease) in amount retained by Equitable Life in Separate
 Account FP ................................................................         (42,048)         426,287
                                                                              --------------   --------------
Increase (Decrease) in Net Assets ..........................................       9,060,328       35,352,378
Net Assets - Beginning of Period ...........................................      35,352,378               --
                                                                              --------------   --------------
Net Assets - End of Period .................................................  $   44,412,706   $   35,352,378
                                                                              ==============   ==============


                                                                                                 EQ/Balanced
                                                                             ---------------------------------------------------
                                                                                   2001              2000             1999
                                                                             ---------------- ----------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ..............................................  $  14,616,778    $    13,953,106   $  11,263,601
 Net realized gain (loss) on investments ...................................     (7,624,110)        91,832,699      59,723,908
 Change in unrealized appreciation (depreciation) on investments ...........    (31,738,236)      (115,634,605)     11,891,088
                                                                              -------------    ---------------   -------------
 Net increase (decrease) in net assets from operations .....................    (24,745,568)        (9,848,800)     82,878,597
                                                                              -------------    ---------------   -------------

Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners ....................................     52,423,463         43,380,686      45,762,044
  Transfers between funds and guaranteed interest account, net .............    223,284,135        (18,801,218)    (32,690,258)
  Transfers for contract benefits and terminations .........................    (31,418,693)       (23,090,558)    (22,220,063)
  Contract maintenance charges .............................................    (36,290,597)       (25,919,768)    (25,882,673)
                                                                              -------------    ---------------   -------------
Net increase (decrease) in net assets from contractowners transactions .....    207,998,308        (24,430,858)    (35,030,950)
                                                                              -------------    ---------------   -------------
Net increase (decrease) in amount retained by Equitable Life in Separate
 Account FP ................................................................        (38,485)          (657,407)         34,900
                                                                              -------------    ---------------   -------------
Increase (Decrease) in Net Assets ..........................................    183,214,255        (34,937,065)     47,882,547
Net Assets - Beginning of Period ...........................................    511,774,493        546,711,558     498,829,011
                                                                              -------------    ---------------   -------------
Net Assets - End of Period .................................................  $ 694,988,748    $   511,774,493   $ 546,711,558
                                                                              =============    ===============   =============

-------
(a) Commenced operations on June 4, 1999.
(b) Commenced operations on August 30, 1999.
(c) Commenced operations on May 2, 2000.
(d) Commenced operations on September 5, 2000.
(e) Commenced operations on October 22, 2001.
The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                               EQ/Bernstein Diversified      EQ/Capital Guardian
                                                                         Value                  International
                                                              --------------------------- --------------------------
                                                                    2001          2000         2001         2000
                                                              --------------- ----------- ------------- ------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...............................  $    481,910    $  3,304    $     7,122   $     230
 Net realized gain (loss) on investments ....................       994,294      (2,223)       (15,224)       (924)
 Change in unrealized appreciation (depreciation) on
  investments ...............................................    (2,419,314)     10,394        (92,323)    (51,223)
                                                               ------------    --------    -----------   ---------
 Net increase (decrease) in net assets from operations ......      (943,110)     11,475       (100,425)    (51,917)
                                                               ------------    --------    -----------   ---------

Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .....................     7,544,069      41,252        202,314     117,371
  Transfers between funds and guaranteed interest
   account, net .............................................    79,211,110     483,081        280,606     362,727
  Transfers for contract benefits and terminations ..........    (1,699,250)        (44)          (457)        (78)
  Contract maintenance charges ..............................    (2,322,983)     (7,905)       (27,827)     (8,810)
                                                               ------------    --------    -----------   ---------
Net increase (decrease) in net assets from contractowners
 transactions ...............................................    82,732,946     516,384        454,636     471,210
                                                               ------------    --------    -----------   ---------
Net increase (decrease) in amount retained by Equitable
 Life in Separate Account FP ................................        38,853           6          1,527         425
                                                               ------------    --------    -----------   ---------
Increase (Decrease) in Net Assets ...........................    81,836,377     527,865        355,738     419,718
Net Assets - Beginning of Period ............................       527,865          --        419,718          --
                                                               ------------    --------    -----------   ---------
Net Assets - End of Period ..................................  $ 82,356,564    $527,865    $   775,456   $ 419,718
                                                               ============    ========    ===========   =========


                                                                             EQ/Capital
                                                                        Guardian Research (b)
                                                              -----------------------------------------
                                                                   2001          2000          1999
                                                              ------------- -------------- ------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...............................  $   (6,011)    $   29,679     $     71
 Net realized gain (loss) on investments ....................     (96,597)        30,415        2,837
 Change in unrealized appreciation (depreciation) on
  investments ...............................................     105,383          9,596       11,093
                                                               ----------     ----------     --------
 Net increase (decrease) in net assets from operations ......       2,775         69,690       14,001
                                                               ----------     ----------     --------

Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .....................   1,822,578        711,351       63,883
  Transfers between funds and guaranteed interest
   account, net .............................................   3,683,627      2,253,279      115,765
  Transfers for contract benefits and terminations ..........     (81,815)       (66,372)          --
  Contract maintenance charges ..............................    (333,607)      (114,994)        (503)
                                                               ----------     ----------     --------
Net increase (decrease) in net assets from contractowners
 transactions ...............................................   5,090,783      2,783,264      179,145
                                                               ----------     ----------     --------
Net increase (decrease) in amount retained by Equitable
 Life in Separate Account FP ................................      11,644          5,042          209
                                                               ----------     ----------     --------
Increase (Decrease) in Net Assets ...........................   5,105,202      2,857,996      193,355
Net Assets - Beginning of Period ............................   3,051,351        193,355           --
                                                               ----------     ----------     --------
Net Assets - End of Period ..................................  $8,156,553     $3,051,351     $193,355
                                                               ==========     ==========     ========

-------
(a) Commenced operations on June 4, 1999.
(b) Commenced operations on August 30, 1999.
(c) Commenced operations on May 2, 2000.
(d) Commenced operations on September 5, 2000.
(e) Commenced operations on October 22, 2001.
The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                EQ/Capital Guardian U.S. Equity (b)
                                                             -----------------------------------------
                                                                  2001          2000          1999
                                                             ------------- -------------- ------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ..............................  $    3,410     $   28,254    $     781
 Net realized gain (loss) on investments ...................     (56,949)        21,480        1,959
 Change in unrealized appreciation (depreciation) on
  investments ..............................................     154,385          6,999       17,325
                                                              ----------     ----------    ---------
 Net increase (decrease) in net assets from operations .....     100,846         56,733       20,065
                                                              ----------     ----------    ---------

Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners ....................   1,068,480        536,209      115,934
  Transfers between funds and guaranteed interest
   account, net ............................................   6,314,186      1,033,573      390,589
  Transfers for contract benefits and terminations .........     (51,509)       (68,022)     (12,706)
  Contract maintenance charges .............................    (272,829)       (84,915)      (2,423)
                                                              ----------     ----------    ---------
Net increase (decrease) in net assets from contractowners
 transactions ..............................................   7,058,328      1,416,845      491,394
                                                              ----------     ----------    ---------
Net increase (decrease) in amount retained by Equitable
 Life in Separate Account FP ...............................      11,558          5,455          378
                                                              ----------     ----------    ---------
Increase (Decrease) in Net Assets ..........................   7,170,732      1,479,033      511,837
Net Assets - Beginning of Period ...........................   1,990,870        511,837           --
                                                              ----------     ----------    ---------
Net Assets - End of Period .................................  $9,161,602     $1,990,870    $ 511,837
                                                              ==========     ==========    =========



                                                                        EQ/Emerging Markets Equity
                                                             ------------------------------------------------
                                                                   2001             2000            1999
                                                             ---------------- ---------------- --------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ..............................  $     (164,902)  $    3,508,920   $    (66,405)
 Net realized gain (loss) on investments ...................     (15,699,665)       4,430,062        757,878
 Change in unrealized appreciation (depreciation) on
  investments ..............................................      13,760,152      (36,201,861)    13,987,219
                                                              --------------   --------------   ------------
 Net increase (decrease) in net assets from operations .....      (2,104,415)     (28,262,879)    14,678,692
                                                              --------------   --------------   ------------

Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners ....................       8,992,159       13,667,286      4,138,455
  Transfers between funds and guaranteed interest
   account, net ............................................      (5,239,900)      19,732,771     15,981,886
  Transfers for contract benefits and terminations .........      (1,302,774)      (1,935,931)      (614,746)
  Contract maintenance charges .............................      (3,268,963)      (3,117,702)      (888,987)
                                                              --------------   --------------   ------------
Net increase (decrease) in net assets from contractowners
 transactions ..............................................        (819,478)      28,346,424     18,616,608
                                                              --------------   --------------   ------------
Net increase (decrease) in amount retained by Equitable
 Life in Separate Account FP ...............................           4,496       (1,141,709)    (1,953,290)
                                                              --------------   --------------   ------------
Increase (Decrease) in Net Assets ..........................      (2,919,397)      (1,058,164)    31,342,010
Net Assets - Beginning of Period ...........................      39,632,385       40,690,549      9,348,539
                                                              --------------   --------------   ------------
Net Assets - End of Period .................................  $   36,712,988   $   39,632,385   $ 40,690,549
                                                              ==============   ==============   ============


                                                                             EQ/Equity 500 Index
                                                             ---------------------------------------------------
                                                                   2001              2000             1999
                                                             ---------------- ----------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ..............................  $   3,442,667    $     1,076,829   $   3,845,396
 Net realized gain (loss) on investments ...................    (50,342,720)       154,361,638      27,204,757
 Change in unrealized appreciation (depreciation) on
  investments ..............................................    (34,420,555)      (231,136,418)     92,088,291
                                                              -------------    ---------------   -------------
 Net increase (decrease) in net assets from operations .....    (81,320,608)       (75,697,951)    123,138,444
                                                              -------------    ---------------   -------------

Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners ....................    111,734,358        141,841,978     123,310,198
  Transfers between funds and guaranteed interest
   account, net ............................................    (11,874,126)      (188,630,273)    214,661,006
  Transfers for contract benefits and terminations .........    (23,714,086)       (31,072,192)    (21,408,589)
  Contract maintenance charges .............................    (38,885,384)       (37,557,252)    (32,012,123)
                                                              -------------    ---------------   -------------
Net increase (decrease) in net assets from contractowners
 transactions ..............................................     37,260,762       (115,417,739)    284,550,492
                                                              -------------    ---------------   -------------
Net increase (decrease) in amount retained by Equitable
 Life in Separate Account FP ...............................          7,463            249,927      (1,148,745)
                                                              -------------    ---------------   -------------
Increase (Decrease) in Net Assets ..........................    (44,052,383)      (190,865,763)    406,540,191
Net Assets - Beginning of Period ...........................    659,438,773        850,304,536     443,764,345
                                                              -------------    ---------------   -------------
Net Assets - End of Period .................................  $ 615,386,390    $   659,438,773   $ 850,304,536
                                                              =============    ===============   =============

-------
(a) Commenced operations on June 4, 1999.
(b) Commenced operations on August 30, 1999.
(c) Commenced operations on May 2, 2000.
(d) Commenced operations on September 5, 2000.
(e) Commenced operations on October 22, 2001.
The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                      EQ/Evergreen Omega (a)
                                                              --------------------------------------
                                                                   2001          2000        1999
                                                              -------------- ------------ ----------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...............................   $   (4,160)   $    (649)   $    81
 Net realized gain (loss) on investments ....................      (39,991)     (18,345)        20
 Change in unrealized appreciation (depreciation) on
  investments ...............................................      (69,937)     (47,080)     1,450
                                                                ----------    ---------    -------
 Net increase (decrease) in net assets from operations ......     (114,088)     (66,074)     1,551
                                                                ----------    ---------    -------

Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .....................      276,356      170,085      6,341
  Transfers between funds and guaranteed interest
   account, net .............................................      658,839      389,449     21,241
  Transfers for contract benefits and terminations ..........      (40,663)     (14,028)        --
  Contract maintenance charges ..............................      (73,843)     (26,554)      (471)
                                                                ----------    ---------    -------
Net increase (decrease) in net assets from contractowners
 transactions ...............................................      820,689      518,952     27,111
                                                                ----------    ---------    -------
Net increase (decrease) in amount retained by Equitable
 Life in Separate Account FP ................................        2,867        1,805         18
                                                                ----------    ---------    -------
Increase (Decrease) in Net Assets ...........................      709,468      454,683     28,680
Net Assets - Beginning of Period ............................      483,363       28,680         --
                                                                ----------    ---------    -------
Net Assets - End of Period ..................................   $1,192,831    $ 483,363    $28,680
                                                                ==========    =========    =======


                                                                    EQ/FI Mid Cap (d)
                                                              -----------------------------
                                                                   2001           2000
                                                              -------------- --------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...............................  $   (23,046)    $    1,719
 Net realized gain (loss) on investments ....................     (487,515)        22,280
 Change in unrealized appreciation (depreciation) on
  investments ...............................................      115,983         45,777
                                                               -----------     ----------
 Net increase (decrease) in net assets from operations ......     (394,578)        69,776
                                                               -----------     ----------

Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .....................    3,104,260        366,696
  Transfers between funds and guaranteed interest
   account, net .............................................   11,391,130      1,093,460
  Transfers for contract benefits and terminations ..........     (134,130)        (4,645)
  Contract maintenance charges ..............................     (576,665)        (7,269)
                                                               -----------     ----------
Net increase (decrease) in net assets from contractowners
 transactions ...............................................   13,784,595      1,448,242
                                                               -----------     ----------
Net increase (decrease) in amount retained by Equitable
 Life in Separate Account FP ................................     (292,342)       500,894
                                                               -----------     ----------
Increase (Decrease) in Net Assets ...........................   13,097,675      2,018,912
Net Assets - Beginning of Period ............................    2,018,912             --
                                                               -----------     ----------
Net Assets - End of Period ..................................  $15,116,587     $2,018,912
                                                               ===========     ==========


                                                                        EQ/FI Small/Mid Cap Value
                                                              ----------------------------------------------
                                                                    2001            2000           1999
                                                              --------------- --------------- --------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...............................  $    125,070    $    183,673    $   (113,891)
 Net realized gain (loss) on investments ....................       138,857        (925,533)     (1,591,217)
 Change in unrealized appreciation (depreciation) on
  investments ...............................................     2,231,073       2,355,805       1,920,459
                                                               ------------    ------------    ------------
 Net increase (decrease) in net assets from operations ......     2,495,000       1,613,945         215,351
                                                               ------------    ------------    ------------

Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .....................    12,839,917       8,252,522      11,009,658
  Transfers between funds and guaranteed interest
   account, net .............................................    32,580,993      (4,015,926)     (7,936,496)
  Transfers for contract benefits and terminations ..........    (2,101,751)     (1,679,638)     (1,320,477)
  Contract maintenance charges ..............................    (3,235,147)     (2,277,996)     (2,723,017)
                                                               ------------    ------------    ------------
Net increase (decrease) in net assets from contractowners
 transactions ...............................................    40,084,012         278,962        (970,332)
                                                               ------------    ------------    ------------
Net increase (decrease) in amount retained by Equitable
 Life in Separate Account FP ................................        29,365         (14,691)        (23,731)
                                                               ------------    ------------    ------------
Increase (Decrease) in Net Assets ...........................    42,608,377       1,878,216        (778,712)
Net Assets - Beginning of Period ............................    37,826,429      35,948,213      36,726,925
                                                               ------------    ------------    ------------
Net Assets - End of Period ..................................  $ 80,434,806    $ 37,826,429    $ 35,948,213
                                                               ============    ============    ============

-------
(a) Commenced operations on June 4, 1999.
(b) Commenced operations on August 30, 1999.
(c) Commenced operations on May 2, 2000.
(d) Commenced operations on September 5, 2000.
(e) Commenced operations on October 22, 2001.
The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                  EQ/International Equity Index
                                                              -------------------------------------
                                                                  2001         2000         1999
                                                              ------------ ------------ -----------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...............................  $    (600)   $     (41)    $   8
 Net realized gain (loss) on investments ....................    (35,044)       3,601         9
 Change in unrealized appreciation (depreciation) on
  investments ...............................................    (12,786)     (19,166)       69
                                                               ---------    ---------     -------
 Net increase (decrease) in net assets from operations ......    (48,430)     (15,606)       86
                                                               ---------    ---------     -------

Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .....................    181,108       70,925        --
  Transfers between funds and guaranteed interest
   account, net .............................................     25,789      128,159     1,182
  Transfers for contract benefits and terminations ..........     (4,606)         (77)       --
  Contract maintenance charges ..............................    (18,330)      (6,569)         (8)
                                                               ---------    ---------     --------
Net increase (decrease) in net assets from contractowners
 transactions ...............................................    183,961      192,438     1,174
                                                               ---------    ---------     -------
Net increase (decrease) in amount retained by Equitable
 Life in Separate Account FP ................................        529           15        --
                                                               ---------    ---------     -------
Increase (Decrease) in Net Assets ...........................    136,060      176,847     1,260
Net Assets - Beginning of Period ............................    178,107        1,260        --
                                                               ---------    ---------     -------
Net Assets - End of Period ..................................  $ 314,167    $ 178,107     $1,260
                                                               =========    =========     =======


                                                                    EQ/J.P. Morgan Core Bond        EQ/Janus Large Cap Growth (d)
                                                              ------------------------------------- -----------------------------
                                                                   2001          2000        1999         2001           2000
                                                              ------------- ------------- --------- --------------- -------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...............................  $  166,586    $   48,406    $   99    $    (44,414)   $    1,297
 Net realized gain (loss) on investments ....................      70,457           908        --      (1,095,410)       (3,341)
 Change in unrealized appreciation (depreciation) on
  investments ...............................................     (95,335)        2,005      (116)     (1,003,017)     (280,573)
                                                               ----------    ----------    ------    ------------    ----------
 Net increase (decrease) in net assets from operations ......     141,708        51,319       (17)     (2,142,841)     (282,617)
                                                               ----------    ----------    ------    ------------    ----------

Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .....................     574,925        84,090        --       4,178,096       531,995
  Transfers between funds and guaranteed interest
   account, net .............................................   2,969,291       951,048     2,277       8,973,650     3,230,829
  Transfers for contract benefits and terminations ..........      (1,805)           --        --        (127,892)          (11)
  Contract maintenance charges ..............................     (72,727)       (6,190)      (70)       (840,444)      (28,450)
                                                               ----------    ----------    ------    ------------    ----------
Net increase (decrease) in net assets from contractowners
 transactions ...............................................   3,469,684     1,028,948     2,207      12,183,410     3,734,363
                                                               ----------    ----------    ------    ------------    ----------
Net increase (decrease) in amount retained by Equitable
 Life in Separate Account FP ................................       3,533            24         2        (301,402)      502,998
                                                               ----------    ----------    ------    ------------    ----------
Increase (Decrease) in Net Assets ...........................   3,614,925     1,080,291     2,192       9,739,167     3,954,744
Net Assets - Beginning of Period ............................   1,082,483         2,192        --       3,954,744            --
                                                               ----------    ----------    ------    ------------    ----------
Net Assets - End of Period ..................................  $4,697,408    $1,082,483    $2,192    $ 13,693,911    $3,954,744
                                                               ==========    ==========    ======    ============    ==========


                                                              EQ/Lazard Small Cap Value
                                                                         (d)
                                                              --------------------------
                                                                   2001          2000
                                                              -------------- -----------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...............................   $   64,828    $  2,778
 Net realized gain (loss) on investments ....................      137,762         250
 Change in unrealized appreciation (depreciation) on
  investments ...............................................       20,327       6,143
                                                                ----------    --------
 Net increase (decrease) in net assets from operations ......      222,917       9,171
                                                                ----------    --------

Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .....................      153,359      29,043
  Transfers between funds and guaranteed interest
   account, net .............................................    1,821,881      97,039
  Transfers for contract benefits and terminations ..........         (743)        (47)
  Contract maintenance charges ..............................      (33,037)     (2,949)
                                                                ----------    --------
Net increase (decrease) in net assets from contractowners
 transactions ...............................................    1,941,460     123,086
                                                                ----------    --------
Net increase (decrease) in amount retained by Equitable
 Life in Separate Account FP ................................        2,091          15
                                                                ----------    --------
Increase (Decrease) in Net Assets ...........................    2,166,468     132,272
Net Assets - Beginning of Period ............................      132,272          --
                                                                ----------    --------
Net Assets - End of Period ..................................   $2,298,740    $132,272
                                                                ==========    ========

-------
(a) Commenced operations on June 4, 1999.
(b) Commenced operations on August 30, 1999.
(c) Commenced operations on May 2, 2000.
(d) Commenced operations on September 5, 2000.
(e) Commenced operations on October 22, 2001.
The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                 EQ/Marsico
                                                 Focus (e)           EQ/Mercury Basic Value Equity
                                                ----------- -----------------------------------------------
                                                    2001          2001            2000            1999
                                                ----------- --------------- --------------- ---------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) .................  $   (365)   $  2,539,500    $  2,328,016    $    314,801
 Net realized gain (loss) on investments ......       159       2,183,807       3,134,933       2,389,365
 Change in unrealized appreciation
  (depreciation) on investments ...............     8,459        (467,046)         80,020       1,362,581
                                                 --------    ------------    ------------    ------------
 Net increase (decrease) in net assets from
  operations ..................................     8,253       4,256,261       5,542,969       4,066,747
                                                 --------    ------------    ------------    ------------

Contractowners Transactions:
 Contributions and Transfers:
  Payments received from
   contractowners .............................    58,977      15,725,847      14,274,696      10,931,366
  Transfers between funds and
   guaranteed interest account, net ...........   634,874      30,278,072        (709,168)      7,324,607
  Transfers for contract benefits and
   terminations ...............................        --      (2,364,969)     (2,590,934)       (738,457)
  Contract maintenance charges ................    (3,060)     (3,962,409)     (2,726,971)     (1,912,295)
                                                 --------    ------------    ------------    ------------
Net increase (decrease) in net assets from
 contractowners transactions ..................   690,791      39,676,541       8,247,623      15,605,221
                                                 --------    ------------    ------------    ------------
Net increase (decrease) in amount retained
 by Equitable Life in Separate Account FP .....       365          19,766          (2,113)        (43,053)
                                                 --------    ------------    ------------    ------------
Increase (Decrease) in Net Assets .............   699,409      43,952,568      13,788,479      19,628,915
Net Assets - Beginning of Period ..............        --      53,578,788      39,790,309      20,161,394
                                                 --------    ------------    ------------    ------------
Net Assets - End of Period ....................  $699,409    $ 97,531,356    $ 53,578,788    $ 39,790,309
                                                 ========    ============    ============    ============


                                                          EQ/MFS Emerging Growth Companies
                                                ----------------------------------------------------
                                                       2001              2000             1999
                                                ----------------- ----------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) .................  $    (1,252,435)  $     4,239,609    $   (640,976)
 Net realized gain (loss) on investments ......      (79,597,391)       42,246,120      17,547,129
 Change in unrealized appreciation
  (depreciation) on investments ...............      (29,752,357)     (121,109,758)     70,081,784
                                                 ---------------   ---------------    ------------
 Net increase (decrease) in net assets from
  operations ..................................     (110,602,183)      (74,624,029)     86,987,937
                                                 ---------------   ---------------    ------------

Contractowners Transactions:
 Contributions and Transfers:
  Payments received from
   contractowners .............................       59,452,044        70,287,748      32,825,036
  Transfers between funds and
   guaranteed interest account, net ...........      (17,664,893)      106,624,803      73,824,786
  Transfers for contract benefits and
   terminations ...............................       (8,729,236)      (11,540,315)     (4,302,249)
  Contract maintenance charges ................      (18,898,434)      (16,274,107)     (7,077,162)
                                                 ---------------   ---------------    ------------
Net increase (decrease) in net assets from
 contractowners transactions ..................       14,159,481       149,098,129      95,270,411
                                                 ---------------   ---------------    ------------
Net increase (decrease) in amount retained
 by Equitable Life in Separate Account FP .....           59,311           (13,468)        (72,131)
                                                 ---------------   ---------------    ------------
Increase (Decrease) in Net Assets .............      (96,383,391)       74,460,632     182,186,217
Net Assets - Beginning of Period ..............      312,643,673       238,183,041      55,996,824
                                                 ---------------   ---------------    ------------
Net Assets - End of Period ....................  $   216,260,282   $   312,643,673    $238,183,041
                                                 ===============   ===============    ============


                                                      EQ/MFS Investors Trust (a)
                                                ---------------------------------------
                                                     2001          2000         1999
                                                ------------- ------------- -----------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) .................  $      143    $    1,225    $    837
 Net realized gain (loss) on investments ......     (95,215)       13,705        (227)
 Change in unrealized appreciation
  (depreciation) on investments ...............    (389,623)      (41,696)     20,637
                                                 ----------    ----------    --------
 Net increase (decrease) in net assets from
  operations ..................................    (484,695)      (26,766)     21,247
                                                 ----------    ----------    --------

Contractowners Transactions:
 Contributions and Transfers:
  Payments received from
   contractowners .............................   1,308,391       915,571      44,806
  Transfers between funds and
   guaranteed interest account, net ...........   1,379,673     1,166,335     327,072
  Transfers for contract benefits and
   terminations ...............................     (64,804)     (108,500)       (780)
  Contract maintenance charges ................    (304,911)     (125,415)     (6,662)
                                                 ----------    ----------    --------
Net increase (decrease) in net assets from
 contractowners transactions ..................   2,318,349     1,847,991     364,437
                                                 ----------    ----------    --------
Net increase (decrease) in amount retained
 by Equitable Life in Separate Account FP .....       4,927        20,011      30,030
                                                 ----------    ----------    --------
Increase (Decrease) in Net Assets .............   1,838,581     1,841,236     415,714
Net Assets - Beginning of Period ..............   2,256,950       415,714          --
                                                 ----------    ----------    --------
Net Assets - End of Period ....................  $4,095,531    $2,256,950    $415,714
                                                 ==========    ==========    ========

-------
(a) Commenced operations on June 4, 1999.
(b) Commenced operations on August 30, 1999.
(c) Commenced operations on May 2, 2000.
(d) Commenced operations on September 5, 2000.
(e) Commenced operations on October 22, 2001.
The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                EQ/MFS Research
                                                ------------------------------------------------
                                                      2001             2000            1999
                                                ---------------- ---------------- --------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) .................  $     (253,148)  $      205,768   $   (155,808)
 Net realized gain (loss) on investments ......     (16,367,192)      12,028,612      2,081,454
 Change in unrealized appreciation
  (depreciation) on investments ...............       1,531,301      (17,114,439)     6,720,924
                                                 --------------   --------------   ------------
 Net increase (decrease) in net assets from
  operations ..................................     (15,089,039)      (4,880,059)     8,646,570
                                                 --------------   --------------   ------------

Contractowners Transactions:
 Contributions and Transfers:
  Payments received from
   contractowners .............................      14,828,761       15,542,973     12,506,780
  Transfers between funds and
   guaranteed interest account, net ...........      (2,775,964)      13,683,263      3,706,530
  Transfers for contract benefits and
   terminations ...............................      (2,042,120)      (2,403,003)    (1,462,985)
  Contract maintenance charges ................      (4,452,048)      (3,467,296)    (2,771,825)
                                                 --------------   --------------   ------------
Net increase (decrease) in net assets from
 contractowners transactions ..................       5,558,629       23,355,937     11,978,500
                                                 --------------   --------------   ------------
Net increase (decrease) in amount retained
 by Equitable Life in Separate Account FP .....          21,603           (2,662)        (9,698)
                                                 --------------   --------------   ------------
Increase (Decrease) in Net Assets .............      (9,508,807)      18,473,216     20,615,372
Net Assets - Beginning of Period ..............      67,110,568       48,637,352     28,021,980
                                                 --------------   --------------   ------------
Net Assets - End of Period ....................  $   57,601,761   $   67,110,568   $ 48,637,352
                                                 ==============   ==============   ============



                                                        EQ/Putnam Growth & Income Value
                                                -----------------------------------------------
                                                      2001            2000            1999
                                                --------------- --------------- ---------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) .................  $    138,028    $    126,120    $    168,536
 Net realized gain (loss) on investments ......      (289,234)       (439,753)      1,775,493
 Change in unrealized appreciation
  (depreciation) on investments ...............    (1,766,064)      1,779,700      (2,633,398)
                                                 ------------    ------------    ------------
 Net increase (decrease) in net assets from
  operations ..................................    (1,917,270)      1,466,067        (689,369)
                                                 ------------    ------------    ------------

Contractowners Transactions:
 Contributions and Transfers:
  Payments received from
   contractowners .............................     5,774,568       6,483,419       7,146,178
  Transfers between funds and
   guaranteed interest account, net ...........     3,224,087      (2,317,055)      1,334,522
  Transfers for contract benefits and
   terminations ...............................      (883,203)     (1,310,344)     (1,065,152)
  Contract maintenance charges ................    (1,704,681)     (1,561,710)     (1,608,392)
                                                 ------------    ------------    ------------
Net increase (decrease) in net assets from
 contractowners transactions ..................     6,410,771       1,294,310       5,807,156
                                                 ------------    ------------    ------------
Net increase (decrease) in amount retained
 by Equitable Life in Separate Account FP .....        16,347          (2,863)        (67,263)
                                                 ------------    ------------    ------------
Increase (Decrease) in Net Assets .............     4,509,848       2,757,514       5,050,524
Net Assets - Beginning of Period ..............    24,551,293      21,793,779      16,743,255
                                                 ------------    ------------    ------------
Net Assets - End of Period ....................  $ 29,061,141    $ 24,551,293    $ 21,793,779
                                                 ============    ============    ============


                                                    EQ/Putnam International Equity
                                                ------------------------------------
                                                     2001          2000        1999
                                                ------------- -------------  -------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) .................  $    6,539    $    62,003    $ 12
 Net realized gain (loss) on investments ......    (213,305)        70,005      37
 Change in unrealized appreciation
  (depreciation) on investments ...............    (127,410)      (158,452)      1
                                                 ----------    -----------    ----
 Net increase (decrease) in net assets from
  operations ..................................    (334,176)       (26,444)     50
                                                 ----------    -----------    ----

Contractowners Transactions:
 Contributions and Transfers:
  Payments received from
   contractowners .............................     525,435        177,172     666
  Transfers between funds and
   guaranteed interest account, net ...........   1,289,973        857,709      --
  Transfers for contract benefits and
   terminations ...............................     (21,852)          (173)     --
  Contract maintenance charges ................    (117,395)       (24,910)     --
                                                 ----------    -----------    ----
Net increase (decrease) in net assets from
 contractowners transactions ..................   1,676,161      1,009,798     666
                                                 ----------    -----------    ----
Net increase (decrease) in amount retained
 by Equitable Life in Separate Account FP .....       2,400             25      --
                                                 ----------    -----------    ----
Increase (Decrease) in Net Assets .............   1,344,385        983,379     716
Net Assets - Beginning of Period ..............     984,095            716      --
                                                 ----------    -----------    ----
Net Assets - End of Period ....................  $2,328,480    $   984,095    $716
                                                 ==========    ===========    ====


-------
(a) Commenced operations on June 4, 1999.
(b) Commenced operations on August 30, 1999.
(c) Commenced operations on May 2, 2000.
(d) Commenced operations on September 5, 2000.
(e) Commenced operations on October 22, 2001.
The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Concluded)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                   EQ/Putnam Investors Growth
                                                                             ---------------------------------------
                                                                                  2001           2000        1999
                                                                             -------------- ------------- ----------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ..............................................   $   (6,498)   $     1,432   $    (5)
 Net realized gain (loss) on investments ...................................      (90,894)        (9,744)      224
 Change in unrealized appreciation (depreciation) on investments ...........     (153,864)      (115,853)      736
                                                                               ----------    -----------   -------
 Net increase (decrease) in net assets from operations .....................     (251,256)      (124,165)      955
                                                                               ----------    -----------   -------

Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners ....................................      665,693        280,877    10,348
  Transfers between funds and guaranteed interest account, net .............      461,861        598,298       199
  Transfers for contract benefits and terminations .........................      (30,677)            --        --
  Contract maintenance charges .............................................      (91,205)       (23,958)      (96)
                                                                               ----------    -----------   -------
Net increase (decrease) in net assets from contractowners transactions .....    1,005,672        855,217    10,451
                                                                               ----------    -----------   -------
Net increase (decrease) in amount retained by Equitable Life in Separate
 Account FP ................................................................        1,590             19         5
                                                                               ----------    -----------   -------
Increase (Decrease) in Net Assets ..........................................      756,006        731,071    11,411
Net Assets - Beginning of Period ...........................................      742,482         11,411        --
                                                                               ----------    -----------   -------
Net Assets - End of Period .................................................   $1,498,488    $   742,482   $11,411
                                                                               ==========    ===========   =======


                                                                             EQ/Small Company Index
                                                                             -----------------------
                                                                                 2001        2000
                                                                             ----------- -----------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ..............................................  $   1,623   $  3,112
 Net realized gain (loss) on investments ...................................     (5,635)     2,773
 Change in unrealized appreciation (depreciation) on investments ...........     38,966     (7,854)
                                                                              ---------   --------
 Net increase (decrease) in net assets from operations .....................     34,954     (1,969)
                                                                              ---------   --------

Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners ....................................     96,565     15,197
  Transfers between funds and guaranteed interest account, net .............    393,493     42,754
  Transfers for contract benefits and terminations .........................     (1,623)       (36)
  Contract maintenance charges .............................................    (12,197)    (3,051)
                                                                              ---------   --------
Net increase (decrease) in net assets from contractowners transactions .....    476,238     54,864
                                                                              ---------   --------
Net increase (decrease) in amount retained by Equitable Life in Separate
 Account FP ................................................................        820     20,007
                                                                              ---------   --------
Increase (Decrease) in Net Assets ..........................................    512,012     72,902
Net Assets - Beginning of Period ...........................................     72,902         --
                                                                              ---------   --------
Net Assets - End of Period .................................................  $ 584,914   $ 72,902
                                                                              =========   ========

-------
(a) Commenced operations on June 4, 1999.
(b) Commenced operations on August 30, 1999.
(c) Commenced operations on May 2, 2000.
(d) Commenced operations on September 5, 2000.
(e) Commenced operations on October 22, 2001.
The accompanying notes are an integral part of these financial statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

Notes to Financial Statements

December 31, 2001


1. Organization

The Equitable Life Assurance Society of the United States ("Equitable Life") Separate Account FP (the "Account") is organized as a unit investment trust, a type of investment company, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (the "1940 Act"). EQ Advisors Trust ("EQAT" or "Trust") commenced operations on May 1, 1997 and is an open-ended diversified management investment company that sells shares of a Portfolio ("Portfolio") of a mutual fund to separate accounts of insurance companies. Each Portfolio has separate investment objectives. These financial statements and notes are those of the Account.

The Account consists of 39 variable investment options of which 30 are reported herein(1):

o EQ/Aggressive Stock(2)
o EQ/Alliance Common Stock
o EQ/Alliance High Yield
o EQ/Alliance Money Market
o EQ/Alliance Premier Growth
o EQ/Alliance Small Cap Growth
o EQ/Alliance Technology
o EQ/Balanced
o EQ/Bernstein Diversified Value(12)
o EQ/Capital Guardian International
o EQ/Capital Guardian Research
o EQ/Capital Guardian U.S. Equity
o EQ/Emerging Markets Equity(3)
o EQ/Equity 500 Index(4)
o EQ/Evergreen Omega(5)
o EQ/FI Mid Cap o EQ/FI Small/Mid Cap Value(6)
o EQ/International Equity Index(7)
o EQ/J.P. Morgan Core Bond(8)
o EQ/Janus Large Cap Growth
o EQ/Lazard Small Cap Value
o EQ/Marsico Focus
o EQ/Mercury Basic Value Equity(9)
o EQ/MFS Emerging Growth Companies
o EQ/MFS Investors Trust(10)
o EQ/MFS Research
o EQ/Putnam Growth & Income Value
o EQ/Putnam International Equity
o EQ/Putnam Investors Growth
o EQ/Small Company Index(11)

----------

  1)  Effective May 18, 2001 the names of the investment options include EQ/.
  2)  Formerly known as Alliance Aggressive.
  3)  Formerly known as Morgan Stanley Emerging Markets Equity.
  4)  Formerly known as Alliance Equity Index.
  5)  Formerly known as EQ/Evergreen.
  6)  Formerly known as Warburg Pincus Small Company Value.
  7)  Formerly known as BT International Equity Index.
  8)  Formerly known as JPM Core Bond Portfolio.
  9)  Formerly known as Merrill Lynch Basic Value Equity.
  10) Formerly known as MFS Growth with Income.
  11) Formerly known as BT Small Company Index.
  12) Formerly known as Lazard Large Cap Value.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from Equitable Life's other assets and liabilities. All Contracts are issued by Equitable Life. The assets of the Account are the property of Equitable Life. However, the portion of the Account's assets attributable to the Contracts will not be chargeable with liabilities arising out of any other business Equitable Life may conduct.

The Account is used to fund benefits for Variable Life products issued by Equitable Life including Incentive Life, Incentive Life 2000, Incentive Life 2000 Sales 1999 and after, Incentive Life Plus(SM), IL Protector(SM), IL COLI, and Incentive Life COLI, flexible premium variable life insurance policies; Champion 2000, modified premium variable whole life insurance policies; Survivorship 2000, Survivorship Incentive Life, modified single premium variable life insurance policies; Accumulator Life, flexible premium joint survivorship variable life insurance policies; and SP-Flex, variable life insurance policies with additional premium option (collectively, the "Contracts"). The Incentive Life 2000, Champion 2000 and Survivorship 2000 policies are herein referred to as the "Series 2000 Policies." Incentive Life Plus(SM) policies offered with a prospectus dated on or after September 15, 1995, are referred to as "Incentive Life Plus(SM)." Incentive Life Plus policies issued with a prior prospectus are referred to as "Incentive Life Plus Original Series." Incentive Life policies sold during 1999 and thereafter are referred to as "Incentive Life 2000 Sales 1999 and after," reflect an investment in Class IB shares and are different from Incentive Life products.

The Account supports the operations of various Equitable Life insurance products. These products are sold through both Equitable's Agent Distribution channel and Equitable's Independent Broker Dealer Distribution channel. These financial statement footnotes discuss the products, charges and investment returns applicable to those life insurance products (Incentive Life COLI, Incentive Life, Incentive Life Plus, Survivorship Incentive Life, Survivorship 2000, and Accumulator Life) which are sold through Equitable's Independent Broker Dealer Distribution channel.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2001


1. Organization (Concluded)

   The amount retained by Equitable Life in the Account arises principally from
   (1) contributions from Equitable Life, (2) mortality and expense charges and administrative charges accumulated in the Account, and (3) that portion, determined ratably, of the Account's investment results applicable to those assets in the Account in excess of the net assets for the Contracts. Amounts retained by Equitable Life are not subject to charges for mortality and expense risk charges and administrative charges. Amounts retained by Equitable Life in the Account may be transferred at any time by Equitable Life to its General Account.


2. Significant Accounting Policies

   The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America
   (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Certain reclassifications have been made in the amounts presented for prior periods to conform these periods with the 2001 presentation.

   On November 21, 2000, the American Institute of Certified Public Accountants issued a revised Audit and Accounting Guide "Audits of Investment Companies" which was effective for the December 31, 2001 financial statements. Adoption of the new requirements did not have a significant impact on the Account's financial position or results of operations.

   Investments are made in shares of EQAT and are valued at the net asset values per share of the respective Portfolios. The net asset value is determined by EQAT using the market or fair value of the underlying assets of the Portfolio less liabilities.

   Investment transactions are recorded by the Account on the trade date. Dividend and capital gains are automatically reinvested on the ex-dividend date. Realized gains and losses include (1) gains and losses on redemptions of EQAT shares (determined on the identified cost basis) and (2) Trust distributions representing the net realized gains on Trust investment transactions.

   Receivable/payable for policy-related transactions represent amounts due to/from Equitable Life's General Account predominately related to premiums, surrenders and death benefits.

   Payments received from contractowners represent participant contributions under the Contracts (excluding amounts allocated to the guaranteed interest account, reflected in the General Account) reduced by applicable deductions, charges and state premium taxes. Contractowners may allocate amounts in their individual accounts to variable investment options, and (except for SP-Flex policies), to the guaranteed interest account of Equitable Life's General Account. Transfers between funds and guaranteed interest account, net are amounts that participants have directed to be moved among funds, including permitted transfers to and from the Guaranteed Interest Account. The net assets of any variable investment option may not be less that the aggregate of the Contractowners account allocated to that variable investment option. Additional assets are set aside in Equitable Life's General Account to provide for the unearned portion of monthly charges for mortality costs and other policy benefits, as required by state insurance law. Equitable Life's General Account is subject to creditor rights.

   Transfers for contract benefits and terminations are payments to participants and beneficiaries made under the terms of the Contracts and amounts that participants have requested to be withdrawn and paid to them. Withdrawal charges, if applicable, are included in Transfers for contract benefits and terminations and represent deferred contingent withdrawal charges that apply to certain withdrawals under the Contracts. Included in Contract maintenance charges are administrative and cost of insurance charges deducted monthly under the Contracts.

   The operations of the Account are included in the federal income tax return of Equitable Life which is taxed as a life insurance company under the provisions of the Internal Revenue Code. No federal income tax based on net income or realized and unrealized capital gains is currently applicable to Contracts participating in the Account by reason of applicable provisions of the Internal Revenue Code and no federal income tax payable by Equitable Life is expected to affect the unit value of Contracts participating in the Account. Accordingly, no provision for income taxes is required. However, Equitable Life retains the right to charge for any federal income tax which is attributable to the Account if the law is changed.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2001


3. Purchases and Sales of Investments

   The cost of purchases and proceeds from sales of investments for the year ended December 31, 2001 were as follows:


                                            Purchases             Sales
                                      ---------------    --------------
EQ/Aggressive Stock                    $  998,986,082    $1,031,136,312
EQ/Alliance Common Stock                  350,510,973       342,795,239
EQ/Alliance High Yield                    110,624,817       100,490,370
EQ/Alliance Money Market                3,432,776,344     3,349,511,382
EQ/Alliance Premier Growth                304,222,924       541,480,665
EQ/Alliance Small Cap Growth              467,407,606       452,205,128
EQ/Alliance Technology                     65,691,445        45,930,009
EQ/Balanced                               514,385,735       291,660,749
EQ/Bernstein Diversified Value            100,455,797        15,718,964
EQ/Capital Guardian International             498,198            34,912
EQ/Capital Guardian Research               17,868,684        12,772,270
EQ/Capital Guardian U.S. Equity             8,379,879         1,300,628
EQ/Emerging Markets Equity                 51,470,141        52,336,064
EQ/Equity 500 Index                       794,197,449       752,954,143
EQ/Evergreen Omega                          1,189,561           370,166
EQ/FI Mid Cap                              31,482,577        18,016,739
EQ/FI Small/Mid Cap Value                  54,928,300        14,693,502
EQ/International Equity Index                 285,690           101,440
EQ/J.P. Morgan Core Bond                    4,113,456           428,349
EQ/Janus Large Cap Growth                  18,297,647         6,459,798
EQ/Lazard Small Cap Value                   2,490,266           369,053
EQ/Marsico Focus                              702,193            11,402
EQ/Mercury Basic Value Equity              54,083,284         9,826,225
EQ MFS Emerging Growth Companies          232,576,268       219,619,347
EQ/MFS Investors Trust                      3,046,471           723,052
EQ/MFS Research                           150,865,834       144,080,781
EQ/Putnam Growth & Income Value            10,740,665         4,173,642
EQ/Putnam International Equity              2,155,048           469,796
EQ/Putnam Investors Growth                  1,182,526           181,762
EQ/Small Company Index                        517,395            38,496
                                       --------------    --------------
                                       $7,786,133,255    $7,409,890,385
                                       ==============    ==============

4. Expenses and Related Party Transactions

   The assets in each variable investment option are invested in Class IA shares or Class IB shares of a corresponding mutual fund portfolio of EQAT. Class IA and IB shares are offered by EQAT at net asset value. Both classes of shares are subject to fees for investment management and advisory services and other Trust expenses. Class IA shares are not subject to distribution fees imposed pursuant to a distribution plan. Class IB shares are subject to distribution fees imposed under a distribution plan (herein the "Rule 12b-1 Plans") adopted pursuant to Rule 12b-1 under the 1940 Act, as amended. The Rule 12b-1 Plans provide that EQAT, on behalf of each variable investment option, may charge annually up to 0.25% of the average daily net assets of an investment option attributable to its Class IB shares in respect to activities primarily intended to result in the sale of the Class IB shares. These fees are reflected in the net asset value of the shares.

   Equitable Life serves as investment manager of EQAT and as such receives management fees for services performed in its capacity as investment manager of EQAT. Equitable Life oversees the activities of the investment advisors with respect to EQAT and is responsible for retaining or discontinuing the services of those advisors. Fees will vary depending on net asset levels of individual portfolios and range from a low of 0.25% to a high of 1.15% of average daily net assets. Equitable Life as investment manager pays expenses for providing investment advisory services to the Portfolios, including the fees of the Advisors of each Portfolio. In addition, AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC, affiliates of Equitable Life, may also receive distribution fees under Rule 12b-1 Plans as described above.

   Alliance Capital Management L.P. ("Alliance") serves as an investment advisor for the EQ/Alliance Portfolios (including EQ/Aggressive Stock, EQ/Balanced, EQ/Bernstein Diversified Value, and EQ/Equity 500 Index). Alliance is a limited partnership which is indirectly majority-

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2001


4. Expenses and Related Party Transactions (Concluded)

   owned by Equitable Life and AXA Financial, Inc. (parent to Equitable Life).

   AXA Advisors and Equitable Distributors, Inc. ("EDI") are distributors and principal underwriters of the Contracts and the Account. Both are affiliates of Equitable Life. They are both registered with the SEC as broker-dealers and are members of the National Association of Securities Dealers, Inc.

   The Contracts are sold by financial professionals who are registered representatives of AXA Advisors and licensed insurance agents of AXA Network, LLC, its subsidiaries or AXA Network Insurance Agency of Texas, Inc. The Contracts are also sold through licensed insurance agencies (both affiliated and unaffiliated with Equitable Life) and their affiliated broker-dealers (who are registered with the SEC and members of the NASD) that have entered into selling agreements with EDI. The licensed insurance agents who sell the policies for these companies are appointed as agents of Equitable Life and are registered representatives of the agencies and affiliated broker-dealer. The registered representatives are compensated on a commission basis by Equitable Life. AXA Advisors receives commissions and other service-related payments under its Distribution Agreement with Equitable Life and its Networking Agreement with AXA Network. EDI receives commissions and other service-related payments under a Distribution Agreement with Equitable Life.


5. Substitutions

   On May 18, 2001 the EQ/Balanced Portfolio acquired all the net assets of the Alliance Conservative Investors Portfolio, EQ/Evergreen Foundation Portfolio, EQ/Putnam Balanced Portfolio, and Mercury World Strategy Portfolio pursuant to a substitution transaction. For accounting purposes this transaction was treated as a merger. The EQ/Balanced Portfolio as well as the Alliance Conservative Investors and EQ/Putnam Balanced Portfolios were not investment options of Equitable's Independent Broker Dealer Distribution Channel products before the merger. The substitution was accomplished by a tax free exchange of:


o 17,996,107 Class IA shares of Alliance Conservative Investors (valued at $213,613,796), 369,654 Class IB shares of Alliance Conservative Investors (valued at $4,369,307),

o 29,561 Class IA shares of EQ/Evergreen Foundation (valued at $279,939), 22,643 Class IB shares of EQ/Evergreen Foundation (valued at $214,429),

o 910,237 Class IA shares of EQ/Putnam Balanced (valued at $11,241,432), 107,226 Class IB shares of EQ/Putnam Balanced (valued at $1,324,236),

o 475,863 Class IA shares of Mercury World Strategy (valued at $4,668,221), 59,561 Class IB shares of Mercury World Strategy (valued at $584,293)

   for 14,665,181 Class IA shares of the EQ/Balanced Portfolio and 416,171 Class IB shares of the EQ/Balanced Portfolio outstanding (valued at $236,295,653). On May 18, 2001 the assets of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy at that date were combined with those of EQ/Balanced. The aggregate net assets of the Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced, Mercury World Strategy and EQ/Balanced immediately before the substitution were $217,983,103, $494,368, $12,565,668, $5,252,514 and $515,130,871,
   respectively, resulting in combined assets after substitution of $751,426,524 in EQ/Balanced Portfolio.

   On May 18, 2001 the EQ/Bernstein Diversified Value Portfolio (Bernstein), formerly the Lazard Large Cap Portfolio, acquired all the net assets of the
   T. Rowe Price Equity Income Portfolio pursuant to a substitution transaction. For accounting purposes this transaction was treated as a merger, with the Bernstein Portfolio as the surviving Portfolio. The substitution was accomplished by a tax free exchange of 5,374,332 Class IB shares of T. Rowe Price Equity Income (valued at $71,048,669) for 5,785,722 of Class IB shares of Bernstein outstanding (valued at $71,048,669). On May 18, 2001 the T. Rowe Price Equity Income Portfolio assets at that date were combined with those of the Bernstein Portfolio. The aggregate net assets of the Bernstein Portfolio and the T. Rowe Price Equity Income Portfolio immediately before the substitution were $648,683 and $71,048,669, respectively, resulting in combined assets after the substitution of $71,697,352 in EQ/Bernstein Portfolio.

   On October 6, 2000 EQ/Equity 500 Index Portfolio, formerly the Alliance Equity Index Portfolio, acquired all the net assets of the BT Equity 500 Index Portfolio pursuant to a substitution transaction. For accounting purposes, this transaction was treated as a merger. The substitution was accomplished by a tax free exchange of 35,800 Class IB shares of EQ/Equity 500 Index Portfolio (valued at $1,013,069) for the 71,158 Class IB shares of BT Equity 500 Index Portfolio outstanding (valued at $1,013,069). BT Equity 500 Index Portfolio's assets at that date were combined with those of EQ/Equity 500 Index Portfolio. The aggregate net assets of EQ/Equity 500 Index Portfolio and BT

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2001


5. Substitutions (Concluded)

   Equity 500 Index Portfolio immediately before the substitution were $713,508,296 and $1,013,069, respectively, resulting in combined assets after the substitution of $714,521,365 in EQ/Equity 500 Index Portfolio.


6. Asset Charges

   Under the Contracts, Equitable Life assumes mortality and expense risks and, to cover these risks, charges the daily net assets of the Account. These charges apply to all products supported by the Account. The products sold through Equitable's Independent Broker Dealer Distribution channel have charges currently for Incentive Life, Incentive Life Plus, and Survivorship Incentive Life of 60%, for Survivorship 2000 of 0.90%, and Accumulator Life of 1.35%. The products sold through Equitable Life's Agent Distribution channel have charges ranging from 0.60% to 1.80% depending on the features of those products.



                                                                   Mortality and
                                                                      Expense     Mortality   Administrative   Total
                                                                  -------------- ----------- ---------------- ------
   Incentive Life, Incentive Life 2000, Incentive Life 2000
   Sales 1999 and after, Incentive Life Plus,
   Champion 2000 (a) ..........................................    .60%          --          --                .60%
   Incentive Life Plus Original Series (b) ....................    .85%          --          --                .85%
   IL COLI (b) ................................................    .20%          --          --                .20%
   Incentive Life COLI (b) ....................................    .60%          --          --                .60%
   Survivorship Incentive Life (a) ............................    .60%          --          --                .60%
   Survivorship 2000 (a) ......................................    .90%          --          --                .90%
   IL Protector (a) ...........................................    .80%          --          --                .80%
   Accumulator Life (a) .......................................   1.35%          --          --               1.35%
   SP-Flex (a) ................................................    .85%         .60%        .35%              1.80%

   ----------
   (a) Charged to daily net assets of the Account.
   (b) Charged to Contractowners Account and is included in Transfer for contract benefits and terminations in the Statements of Changes in Net Assets.


   Before amounts are remitted to the Account for Incentive Life, IL Plus Original Series, IL Protector, Incentive Life Plus , IL COLI, Incentive Life COLI, Survivorship Incentive Life, Incentive Life 2000 Sales 1999 and after, Accumulator Life and the Series 2000 Policies, Equitable Life deducts a charge for taxes and either an initial policy fee (Incentive Life) or a premium sales charge (Incentive Life Plus, Survivorship Incentive Life, Incentive Life 2000 Sales 1999 and after, Accumulator Life and Series 2000 Policies) from premiums. Under SP-Flex, the entire initial premium is allocated to the Account. Before any additional premiums under SP-Flex are allocated to the Account, however, an administrative charge is deducted.

   All contractowners accounts are assessed monthly by Equitable Life for mortality (cost of insurance and optional rider benefit charges) and administrative charges. These charges are withdrawn from the Accounts along with amounts for additional benefits and are included in Transfers for contract benefits and terminations and Contract maintenance charges. Policy loans are reported in the Statements of Changes in Net Assets, in Transfers between funds and guaranteed interest account, net. Surrenders are included in the Transfers for contract benefits and terminations.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2001


7. Changes in Units Outstanding

   Accumulation Units issued and redeemed during the periods indicated were (in thousands):


                                                               EQ/Aggressive Stock         EQ/Alliance Common Stock
                                                          ----------------------------- -------------------------------
                                                             2001      2000      1999       2001       2000      1999
                                                          --------- --------- --------- ----------- --------- ---------
IL Plus Original Series, IL COLI, Incentive Life COLI - Class A and B 0.00%
Units Issued ............................................     208       170       185       248         226       279
Units Redeemed ..........................................    (222)     (154)     (158)     (217)       (186)     (181)
                                                             ----      ----      ----      ----        ----      ----
Net Increase (Decrease) .................................     (14)       16        27        31          40        98
                                                             ----      ----      ----      ----        ----      ----

Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life 2000 Sales 1999 and after, Survivorship
  Incentive Life - Class B 0.60%
Units Issued ............................................      --        --        --        --          --        --
Units Redeemed ..........................................      --        --        --        --          --        --
                                                             ----      ----      ----      ----        ----      ----
Net Increase (Decrease) .................................      --        --        --        --          --        --
                                                             ----      ----      ----      ----        ----      ----

Incentive Life 2000 Sales 1999 and after, Incentive Life Plus - Class B 0.60%
Units Issued ............................................      --        --        --        --          --        --
Units Redeemed ..........................................      --        --        --        --          --        --
                                                             ----      ----      ----      ----        ----      ----
Net Increase (Decrease) .................................      --        --        --        --          --        --
                                                             ----      ----      ----      ----        ----      ----

Incentive Life 2000 Sales 1999 and after, Survivorship Incentive Life, Incentive Life Plus - Class B 0.60%
Units Issued ............................................     327       175        40       811         691       150
Units Redeemed ..........................................    (274)     (138)      (26)     (321)       (222)      (53)
                                                             ----      ----      ----      ----        ----      ----
Net Increase (Decrease) .................................      53        37        14       490         469        97
                                                             ----      ----      ----      ----        ----      ----

Survivorship Incentive Life - Class B 0.60%
Units Issued ............................................      --        --        --        --          --        --
Units Redeemed ..........................................      --        --        --        --          --        --
                                                             ----      ----      ----      ----        ----      ----
Net Increase (Decrease) .................................      --        --        --        --          --        --
                                                             ----      ----      ----      ----        ----      ----

Survivorship 2000 - Class B 0.90%
Units Issued ............................................      --        --        --        --           1        --
Units Redeemed ..........................................      --        --        --          (1)       --        --
                                                             ----      ----      ----      -------     ----      ----
Net Increase (Decrease) .................................      --        --        --          (1)        1        --
                                                             ----      ----      ----      -------     ----      ----

Accumulator Life - Class B 1.35% (d)
Units Issued ............................................      --        --        --        --          --        --
Units Redeemed ..........................................      --        --        --        --          --        --
                                                             ----      ----      ----      ------      ----      ----
Net Increase (Decrease) .................................      --        --        --        --          --        --
                                                             ----      ----      ----      ------      ----      ----


                                                              EQ/Alliance High Yield          EQ/Alliance Money Market
                                                          ------------------------------ -----------------------------------
                                                             2001       2000      1999        2001         2000       1999
                                                          ---------- ---------- -------- ------------- ----------- ---------
IL Plus Original Series, IL COLI, Incentive Life COLI - Class A and B 0.00%
Units Issued ............................................     63         65        115       2,600           980     1,153
Units Redeemed ..........................................    (68)       (72)       (93)     (2,494)         (910)     (983)
                                                             ---        ---        ---      ------          ----     -----
Net Increase (Decrease) .................................     (5)        (7)        22         106            70       170
                                                             ----       ----       ---      ------          ----     -----

Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life 2000 Sales 1999 and after, Survivorship
   Incentive Life - Class B 0.60%
Units Issued ............................................     --         --         --          --            --        --
Units Redeemed ..........................................     --         --         --          --            --        --
                                                             -----      -----      ---      ------          ----     -----
Net Increase (Decrease) .................................     --         --         --          --            --        --
                                                             -----      -----      ---      ------          ----     -----

Incentive Life 2000 Sales 1999 and after, Incentive Life Plus - Class B 0.60%
Units Issued ............................................     --         --         --          --            --        --
Units Redeemed ..........................................     --         --         --          --            --        --
                                                             -----      -----      ---      ------          ----     -----
Net Increase (Decrease) .................................     --         --         --          --            --        --
                                                             -----      -----      ---      ------          ----     -----

Incentive Life 2000 Sales 1999 and after, Survivorship Incentive Life, Incentive Life Plus - Class B 0.60%
Units Issued ............................................     54         27          3       3,175         2,537       706
Units Redeemed ..........................................    (17)        (6)        --      (2,738)       (2,356)     (546)
                                                             -----      ------     ---      ------        ------     -----
Net Increase (Decrease) .................................     37         21          3         437           181       160
                                                             -----      -----      ---      ------        ------     -----

Survivorship Incentive Life - Class B 0.60%
Units Issued ............................................     --         --         --          --            --        --
Units Redeemed ..........................................     --         --         --          --            --        --
                                                             -----      -----      ---      ------        ------     -----
Net Increase (Decrease) .................................     --         --         --          --            --        --
                                                             -----      -----      ---      ------        ------     -----

Survivorship 2000 - Class B 0.90%
Units Issued ............................................     --         --         --          --            --        --
Units Redeemed ..........................................     --         --         --          --            --        --
                                                             -----      -----      ---      ------        ------     -----
Net Increase (Decrease) .................................     --         --         --          --            --        --
                                                             -----      -----      ---      ------        ------     -----

Accumulator Life - Class B 1.35% (d)
Units Issued ............................................     --         --         --          --             1        --
Units Redeemed ..........................................     --         --         --            (1)         --        --
                                                             -----      -----      ---      ---------     ------     -----
Net Increase (Decrease) .................................     --         --         --            (1)          1        --
                                                             -----      -----      ---      ---------     ------     -----

----------
(a) Units were made available for sale on June 4, 1999.
(b) Units were made available for sale on August 30, 1999.
(c) Units were made available for sale on May 22, 2000.
(d) Units were made available for sale on June 22, 2000.
(e) Units were made available for sale on October 22, 2000.
(f) Units were made available for sale on October 22, 2001.
(g) A substitution of T. Rowe Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See Note 5).
(h) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced, and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(i) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2001


7. Changes in Units Outstanding (Continued)

Accumulation Units issued and redeemed during the periods indicated were (in thousands):


                                                            EQ/Alliance Premier Growth      EQ/Alliance Small Cap
                                                                        (a)                         Growth
                                                          ------------------------------- --------------------------
                                                              2001       2000      1999     2001     2000     1999
                                                          ----------- --------- --------- -------- -------- --------
IL Plus Original Series, IL COLI, Incentive Life COLI - Class A and B 0.00%
Units Issued ............................................       124       111      34         92       87       53
Units Redeemed ..........................................      (112)      (48)       (4)     (83)     (40)     (25)
                                                               ----       ---      -----     ---      ---      ---
Net Increase (Decrease) .................................        12        63      30          9       47       28
                                                               ----       ---      ----      ---      ---      ---

Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life 2000 Sales 1999 and after,
Survivorship Incentive Life - Class B
 0.60%
Units Issued ............................................     4,232     4,464     407         --       --       --
Units Redeemed ..........................................    (6,953)     (752)    (46)        --       --       --
                                                             ------     -----     -----      ---      ---      ---
Net Increase (Decrease) .................................    (2,721)    3,712     361         --       --       --
                                                             ------     -----     -----      ---      ---      ---

Incentive Life 2000 Sales 1999 and after, Incentive Life Plus - Class B 0.60%
Units Issued ............................................        --        --      --         --       --       --
Units Redeemed ..........................................        --        --      --         --       --       --
                                                             ------     -----     -----      ---      ---      ---
Net Increase (Decrease) .................................        --        --      --         --       --       --
                                                             ------     -----     -----      ---      ---      ---

Incentive Life 2000 Sales 1999 and after, Survivorship Incentive Life, Incentive Life Plus - Class B 0.60%
Units Issued ............................................        --        --      --        162       83        3
Units Redeemed ..........................................        --        --      --        (48)     (15)      --
                                                             ------     -----     -----      ---      ---      ---
Net Increase (Decrease) .................................        --        --      --        114       68        3
                                                             ------     -----     -----      ---      ---      ---

Survivorship Incentive Life - Class B 0.60%
Units Issued ............................................        --        --      --         --       --       --
Units Redeemed ..........................................        --        --      --         --       --       --
                                                             ------     -----     -----      ---      ---      ---
Net Increase (Decrease) .................................        --        --      --         --       --       --
                                                             ------     -----     -----      ---      ---      ---

Survivorship 2000 - Class B 0.90%
Units Issued ............................................        --        --      --         --       --       --
Units Issued ............................................        --        --      --         --       --       --
                                                             ------     -----     -----      ---      ---      ---
Net Increase (Decrease) .................................        --        --      --         --       --       --
                                                             ------     -----     -----      ---      ---      ---

Accumulator Life - Class B 1.35% (d)
Units Issued ............................................        --        --      --         --       --       --
Units Issued ............................................        --        --      --         --       --       --
                                                             ------     -----     -----      ---      ---      ---
Net Increase (Decrease) .................................        --        --      --         --       --       --
                                                             ------     -----     -----      ---      ---      ---


                                                          EQ/Alliance Technology (c)        EQ/Balanced (h)
                                                          --------------------------- ----------------------------
                                                              2001      2000    1999    2001     2000      1999
                                                          ----------- -------- ------ -------- -------- ----------
IL Plus Original Series, IL COLI, Incentive Life COLI - Class A and B 0.00%
Units Issued ............................................       118      100   --        133       41       47
Units Redeemed ..........................................       (94)     (44)  --        (64)     (32)     (20)
                                                                ---      ---   --        ---      ---      ---
Net Increase (Decrease) .................................        24       56   --         69        9       27
                                                                ---      ---   --        ---      ---      ---

Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life 2000 Sales 1999 and after,
  Survivorship Incentive Life - Class B 0.60%
Units Issued ............................................     1,342      698   --         --       --       --
Units Redeemed ..........................................    (1,018)    (254)  --         --       --       --
                                                             ------     ----   --        ---      ---      ---
Net Increase (Decrease) .................................       324      444   --         --       --       --
                                                             ------     ----   --        ---      ---      ---

Incentive Life 2000 Sales 1999 and after, Incentive Life Plus - Class B 0.60%
Units Issued ............................................        --       --   --         --       --       --
Units Redeemed ..........................................        --       --   --         --       --       --
                                                             ------     ----   --        ---      ---      ---
Net Increase (Decrease) .................................        --       --   --         --       --       --
                                                             ------     ----   --        ---      ---      ---

Incentive Life 2000 Sales 1999 and after, Survivorship Incentive Life, Incentive Life Plus - Class B 0.60%
Units Issued ............................................        --       --   --        153       48       21
Units Redeemed ..........................................        --       --   --        (33)     (11)      (9)
                                                             ------     ----   --        ---      ---      -----
Net Increase (Decrease) .................................        --       --   --        120       37       12
                                                             ------     ----   --        ---      ---      -----

Survivorship Incentive Life - Class B 0.60%
Units Issued ............................................        --       --   --         --       --       --
Units Redeemed ..........................................        --       --   --         --       --       --
                                                             ------     ----   --        ---      ---      -----
Net Increase (Decrease) .................................        --       --   --         --       --       --
                                                             ------     ----   --        ---      ---      -----

Survivorship 2000 - Class B 0.90%
Units Issued ............................................        --       --   --         --       --       --
Units Issued ............................................        --       --   --         --       --       --
                                                             ------     ----   --        ---      ---      -----
Net Increase (Decrease) .................................        --       --   --         --       --       --
                                                             ------     ----   --        ---      ---      -----

Accumulator Life - Class B 1.35% (d)
Units Issued ............................................        --       --   --         --       --       --
Units Issued ............................................        --       --   --         --       --       --
                                                             ------     ----   --        ---      ---      -----
Net Increase (Decrease) .................................        --       --   --         --       --       --
                                                             ------     ----   --        ---      ---      -----

----------
(a) Units were made available for sale on June 4, 1999.
(b) Units were made available for sale on August 30, 1999.
(c) Units were made available for sale on May 22, 2000.
(d) Units were made available for sale on June 22, 2000.
(e) Units were made available for sale on October 22, 2000.
(f) Units were made available for sale on October 22, 2001.
(g) A substitution of T. Rowe Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See Note 5).
(h) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced, and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(i) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2001


7. Changes in Units Outstanding (Continued)

   Accumulation Units issued and redeemed during the periods indicated were (in thousands):


                                                            EQ/Bernstein Diversified     EQ/Capital Guardian
                                                                   Value (g)              International (b)
                                                          ---------------------------- -----------------------
                                                              2001       2000    1999     2001    2000   1999
                                                          ----------- --------- ------ --------- ------ ------
IL Plus Original Series, IL COLI, Incentive Life COLI - Class A and B 0.00%
Units Issued ............................................     188        --     --        --       --   --
Units Redeemed ..........................................     (18)       --     --        --       --   --
                                                              ---        --     --        --       --   --
Survivorship 2000 0.90% .................................     170        --     --        --       --   --
                                                              ---        --     --        --       --   --

Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life 2000 Sales 1999 and
after, Survivorship Incentive Life - Class B
 0.60%
Units Issued ............................................     692         6     --        --       --   --
Units Redeemed ..........................................    (175)       (3)    --        --       --   --
                                                             ----        -----  --        --       --   --
Net Increase (Decrease) .................................     517         3     --        --       --   --
                                                             ----        ----   --        --       --   --

Incentive Life 2000 Sales 1999 and after, Incentive Life Plus - Class B 0.60%
Units Issued ............................................      --        --     --        --       --   --
Units Redeemed ..........................................      --        --     --        --       --   --
                                                             ----        ----   --        --       --   --
Net Increase (Decrease) .................................      --        --     --        --       --   --
                                                             ----        ----   --        --       --   --

Incentive Life 2000 Sales 1999 and after, Survivorship Incentive Life, Incentive Life Plus - Class B 0.60%
Units Issued ............................................      --        --     --         6        4   --
Units Redeemed ..........................................      --        --     --        (1)      --   --
                                                             ----        ----   --        -----    --   --
Net Increase (Decrease) .................................      --        --     --         5        4   --
                                                             ----        ----   --        ----     --   --

Survivorship Incentive Life - Class B 0.60%
Units Issued ............................................       5         2     --        --       --   --
Units Redeemed ..........................................      (2)       --     --        --       --   --
                                                             -------     ----   --        ----     --   --
Net Increase (Decrease) .................................       3         2     --        --       --   --
                                                             ------      ----   --        ----     --   --

Survivorship 2000 - Class B 0.90%
Units Issued ............................................      --        --     --        --       --   --
Units Redeemed ..........................................      --        --     --        --       --   --
                                                             ------      ----   --        ----     --   --
Net Increase (Decrease) .................................      --        --     --        --       --   --
                                                             ------      ----   --        ----     --   --

Accumulator Life - Class B 1.35% (d)
Units Issued ............................................      --        --     --        --       --   --
Units Redeemed ..........................................      --        --     --        --       --   --
                                                             ------      ----   --        ----     --   --
Net Increase (Decrease) .................................      --        --     --        --       --   --
                                                             ------      ----   --        ----     --   --


                                                             EQ/Capital Guardian      EQ/Capital Guardian U.S.
                                                                 Research (b)                Equity (b)
                                                          -------------------------- ---------------------------
                                                            2001      2000     1999     2001       2000     1999
                                                          -------- ---------- ------ ---------- ---------- -----
IL Plus Original Series, IL COLI, Incentive Life COLI - Class A and B 0.00%
Units Issued ............................................     34      16        --       18         5        1
Units Redeemed ..........................................    (20)     (6)       --      (10)       (2)      --
                                                             ---      -----     --      ---         ----    --
Survivorship 2000 0.90% .................................     14      10        --        8         3        1
                                                             ---      ----      --      ---         ---     --

Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life 2000 Sales 1999 and
  after, Survivorship Incentive Life - Class B 0.60%
Units Issued ............................................    140      18         1       65        14        4
Units Redeemed ..........................................   (107)     (4)       --       (6)       (3)      --
                                                            ----      -----     --      ------     -----    --
Net Increase (Decrease) .................................     33      14         1       59        11        4
                                                            ----      ----      --      -----      ----     --

Incentive Life 2000 Sales 1999 and after, Incentive Life Plus - Class B 0.60%
Units Issued ............................................     --      --        --       --        --       --
Units Redeemed ..........................................     --      --        --       --        --       --
                                                            ----      ----      --      -----      ----     --
Net Increase (Decrease) .................................     --      --        --       --        --       --
                                                            ----      ----      --      -----      ----     --

Incentive Life 2000 Sales 1999 and after, Survivorship Incentive Life, Incentive Life Plus - Class B 0.60%
Units Issued ............................................     --      --        --       --        --       --
Units Redeemed ..........................................     --      --        --       --        --       --
                                                            ----      ----      --      -----      ----     --
Net Increase (Decrease) .................................     --      --        --       --        --       --
                                                            ----      ----      --      -----      ----     --

Survivorship Incentive Life - Class B 0.60%
Units Issued ............................................     --      --        --       --        --       --
Units Redeemed ..........................................     --      --        --       --        --       --
                                                            ----      ----      --      -----      ----     --
Net Increase (Decrease) .................................     --      --        --       --        --       --
                                                            ----      ----      --      -----      ----     --

Survivorship 2000 - Class B 0.90%
Units Issued ............................................     --      --        --       --        --       --
Units Redeemed ..........................................     --      --        --       --        --       --
                                                            ----      ----      --      -----      ----     --
Net Increase (Decrease) .................................     --      --        --       --        --       --
                                                            ----      ----      --      -----      ----     --

Accumulator Life - Class B 1.35% (d)
Units Issued ............................................     --      --        --       --        --       --
Units Redeemed ..........................................     --      --        --       --        --       --
                                                            ----      ----      --      -----      ----     --
Net Increase (Decrease) .................................     --      --        --       --        --       --
                                                            ----      ----      --      -----      ----     --

----------
(a) Units were made available for sale on June 4, 1999.
(b) Units were made available for sale on August 30, 1999.
(c) Units were made available for sale on May 22, 2000.
(d) Units were made available for sale on June 22, 2000.
(e) Units were made available for sale on October 22, 2000.
(f) Units were made available for sale on October 22, 2001.
(g) A substitution of T. Rowe Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See Note 5).
(h) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced, and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(i) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2001


7. Changes in Units Outstanding (Continued)

   Accumulation Units issued and redeemed during the periods indicated were (in thousands):



                                                            EQ/Emerging Markets Equity      EQ/Equity 500 Index (i)
                                                          ------------------------------- ----------------------------
                                                              2001      2000      1999       2001      2000     1999
                                                          ----------- -------- ---------- --------- --------- --------
IL Plus Original Series, IL COLI, Incentive Life COLI - Class A and B 0.00%
Units Issued ............................................     744        146      115         247       249      214
Units Redeemed ..........................................    (787)       (90)     (34)       (218)     (160)     (92)
                                                             ----        ---      ---        ----      ----      ---
Net Increase (Decrease) .................................     (43)        56       81          29        89      122
                                                             ----        ---      ---        ----      ----      ---

Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life 2000 Sales 1999 and after,
  Survivorship Incentive Life - Class B 0.60%
Units Issued ............................................      --         --       --          --        --       --
Units Redeemed ..........................................      --         --       --          --        --       --
                                                             ----        ---      ---        ----      ----      ---
Net Increase (Decrease) .................................      --         --       --          --        --       --
                                                             ----        ---      ---        ----      ----      ---

Incentive Life 2000 Sales 1999 and after, Incentive Life Plus - Class B 0.60%
Units Issued ............................................      --         --       --          --        --       --
Units Redeemed ..........................................      --         --       --          --        --       --
                                                             ----        ---      ---        ----      ----      ---
Net Increase (Decrease) .................................      --         --       --          --        --       --
                                                             ----        ---      ---        ----      ----      ---

Incentive Life 2000 Sales 1999 and after, Survivorship Incentive Life, Incentive Life Plus - Class B 0.60%
Units Issued ............................................      --         --       --         534       428       65
Units Redeemed ..........................................      --         --       --        (261)     (177)     (15)
                                                             ----        ---      ---        ----      ----      ---
Net Increase (Decrease) .................................      --         --       --         273       251       50
                                                             ----        ---      ---        ----      ----      ---

Survivorship Incentive Life - Class B 0.60%
Units Issued ............................................       5          7       --          --        --       --
Units Redeemed ..........................................      --         --       --          --        --       --
                                                             ----        ---      ---        ----      ----      ---
Net Increase (Decrease) .................................       5          7       --          --        --       --
                                                             ----        ---      ---        ----      ----      ---

Survivorship 2000 - Class B 0.90%
Units Issued ............................................       5         62       18          --        --       --
Units Redeemed ..........................................      (6)       (55)      (9)         --        --       --
                                                             ----        ---      ---        ----      ----      ---
Net Increase (Decrease) .................................      (1)         7        9          --        --       --
                                                             ----        ---      ---        ----      ----      ---

Accumulator Life - Class B 1.35% (d)
Units Issued ............................................      --         --       --          --        --       --
Units Redeemed ..........................................      --         --       --          --        --       --
                                                             ----        ---      ---        ----      ----      ---
Net Increase (Decrease) .................................      --         --       --          --        --       --
                                                             ----        ---      ---        ----      ----      ---


                                                             EQ/Evergreen Omega (a)       EQ/FI Mid Cap (d)
                                                          ---------------------------- ------------------------
                                                             2001       2000     1999    2001      2000    1999
                                                          ---------- ---------- ------ -------- --------- -----
IL Plus Original Series, IL COLI, Incentive Life COLI - Class A and B 0.00%
Units Issued ............................................     6          7      --         28       4      --
Units Redeemed ..........................................    (2)        (7)     --        (17)     (1)     --
                                                           ----       ----    ----       ----    ----    ----
Net Increase (Decrease) .................................     4         --      --         11       3      --
                                                           ----       ----    ----       ----    ----    ----

Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life 2000 Sales 1999 and
  after, Survivorship Incentive Life - Class B 0.60%
Units Issued ............................................    10          6      --        388      59      --
Units Redeemed ..........................................    (3)        (1)     --       (248)    (48)     --
                                                           ----       ----    ----       ----    ----    ----
Net Increase (Decrease) .................................     7          5      --        140      11      --
                                                           ----       ----    ----       ----    ----    ----

Incentive Life 2000 Sales 1999 and after, Incentive Life Plus - Class B 0.60%
Units Issued ............................................    --         --      --         --      --      --
Units Redeemed ..........................................    --         --      --         --      --      --
                                                           ----       ----    ----       ----    ----    ----
Net Increase (Decrease) .................................    --         --      --         --      --      --
                                                           ----       ----    ----       ----    ----    ----

Incentive Life 2000 Sales 1999 and after, Survivorship Incentive Life, Incentive Life Plus - Class B 0.60%
Units Issued ............................................    --         --      --         --      --      --
Units Redeemed ..........................................    --         --      --         --      --      --
                                                           ----       ----    ----       ----    ----    ----
Net Increase (Decrease) .................................    --         --      --         --      --      --
                                                           ----       ----    ----       ----    ----    ----

Survivorship Incentive Life - Class B 0.60%
Units Issued ............................................    --         --      --         --      --      --
Units Redeemed ..........................................    --         --      --         --      --      --
                                                           ----       ----    ----       ----    ----    ----
Net Increase (Decrease) .................................    --         --      --         --      --      --
                                                           ----       ----    ----       ----    ----    ----

Survivorship 2000 - Class B 0.90%
Units Issued ............................................    --         --      --         --      --      --
Units Redeemed ..........................................    --         --      --         --      --      --
                                                           ----       ----    ----       ----    ----    ----
Net Increase (Decrease) .................................    --         --      --         --      --      --
                                                           ----       ----    ----       ----    ----    ----

Accumulator Life - Class B 1.35% (d)
Units Issued ............................................    --         --      --         --      --      --
Units Redeemed ..........................................    --         --      --         --      --      --
                                                           ----       ----    ----       ----    ----    ----
Net Increase (Decrease) .................................    --         --      --         --      --      --
                                                           ----       ----    ----       ----    ----    ----

----------
(a) Units were made available for sale on June 4, 1999.
(b) Units were made available for sale on August 30, 1999.
(c) Units were made available for sale on May 22, 2000.
(d) Units were made available for sale on June 22, 2000.
(e) Units were made available for sale on October 22, 2000.
(f) Units were made available for sale on October 22, 2001.
(g) A substitution of T. Rowe Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See Note 5).
(h) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced, and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(i) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2001


7. Changes in Units Outstanding (Continued)

   Accumulation Units issued and redeemed during the periods indicated were (in thousands):


                                                                                           EQ/International
                                                            EQ/FI Small/Mid Cap Value        Equity Index
                                                          ----------------------------- -----------------------
                                                            2001       2000      1999    2001     2000    1999
                                                          -------- ----------- -------- ------ --------- ------
IL Plus Original Series, IL COLI, Incentive Life COLI - Class A and B 0.00%
Units Issued ............................................     74        35         38     --      --     --
Units Redeemed ..........................................    (42)      (28)       (34)    --      --     --
                                                             ---       ---        ---     --      --     --
Net Increase (Decrease) .................................     32         7          4     --      --     --
                                                             ---       ---        ---     --      --     --

Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life 2000 Sales 1999 and
  after, Survivorship Incentive Life - Class B 0.60%
Units Issued ............................................    149       100        129     --      --     --
Units Redeemed ..........................................   (387)     (109)      (141)    --      --     --
                                                            ----      ----       ----     --      --     --
Net Increase (Decrease) .................................   (238)       (9)       (12)    --      --     --
                                                            ----      ----       ----     --      --     --

Incentive Life 2000 Sales 1999 and after, Incentive Life Plus - Class B 0.60%
Units Issued ............................................     --        --         --      2       4     --
Units Redeemed ..........................................     --        --         --     --      (2)    --
                                                            ----      ------     ----     --      ----   --
Net Increase (Decrease) .................................     --        --         --      2       2     --
                                                            ----      ------     ----     --      ----   --

Incentive Life 2000 Sales 1999 and after, Survivorship Incentive Life, Incentive Life Plus - Class B 0.60%
Units Issued ............................................     --        --         --     --      --     --
Units Redeemed ..........................................     --        --         --     --      --     --
                                                            ----      ------     ----     --      ----   --
Net Increase (Decrease) .................................     --        --         --     --      --     --
                                                            ----      ------     ----     --      ----   --

Survivorship Incentive Life - Class B 0.60%
Units Issued ............................................     --        --         --     --      --     --
Units Redeemed ..........................................     --        --         --     --      --     --
                                                            ----      ------     ----     --      ----   --
Net Increase (Decrease) .................................     --        --         --     --      --     --
                                                            ----      ------     ----     --      ----   --

Survivorship 2000 - Class B 0.90%
Units Issued ............................................     --        --         --     --      --     --
Units Redeemed ..........................................     --        --         --     --      --     --
                                                            ----      ------     ----     --      ----   --
Net Increase (Decrease) .................................     --        --         --     --      --     --
                                                            ----      ------     ----     --      ----   --

Accumulator Life - Class B 1.35% (d)
Units Issued ............................................     --        --         --     --      --     --
Units Redeemed ..........................................     --        --         --     --      --     --
                                                            ----      ------     ----     --      ----   --
Net Increase (Decrease) .................................     --        --         --     --      --     --
                                                            ----      ------     ----     --      ----   --


                                                            EQ/J.P. Morgan Core        EQ/Janus Large
                                                                   Bond                Cap Growth (e)
                                                          ----------------------- -------------------------
                                                             2001    2000   1999    2001      2000     1999
                                                          --------- ------ ------ -------- ---------- -----
IL Plus Original Series, IL COLI, Incentive Life COLI - Class A and B 0.00%
Units Issued ............................................    --       --   --         61       5      --
Units Redeemed ..........................................    --       --   --        (33)     (1)     --
                                                             --       --   --        ---       ----   --
Net Increase (Decrease) .................................    --       --   --         28       4      --
                                                             --       --   --        ---       ---    --

Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life 2000 Sales 1999 and
after, Survivorship Incentive Life - Class B 0.60%
Units Issued ............................................    --       --   --        224      40      --
Units Redeemed ..........................................    --       --   --        (87)     (4)     --
                                                             --       --   --        ---      -----   --
Net Increase (Decrease) .................................    --       --   --        137      36      --
                                                             --       --   --        ---      ----    --

Incentive Life 2000 Sales 1999 and after, Incentive Life Plus - Class B 0.60%
Units Issued ............................................    24        3   --         --      --      --
Units Redeemed ..........................................    (4)      --   --         --      --      --
                                                             ----     --   --        ---      ----    --
Net Increase (Decrease) .................................    20        3   --         --      --      --
                                                             ----     --   --        ---      ----    --

Incentive Life 2000 Sales 1999 and after, Survivorship Incentive Life, Incentive Life Plus - Class B 0.60%
Units Issued ............................................    --       --   --         --      --      --
Units Redeemed ..........................................    --       --   --         --      --      --
                                                             ----     --   --        ---      ----    --
Net Increase (Decrease) .................................    --       --   --         --      --      --
                                                             ----     --   --        ---      ----    --

Survivorship Incentive Life - Class B 0.60%
Units Issued ............................................    10        6   --         --      --      --
Units Redeemed ..........................................    --       --   --         --      --      --
                                                             ----     --   --        ---      ----    --
Net Increase (Decrease) .................................    10        6   --         --      --      --
                                                             ----     --   --        ---      ----    --

Survivorship 2000 - Class B 0.90%
Units Issued ............................................    --       --   --         --      --      --
Units Redeemed ..........................................    --       --   --         --      --      --
                                                             ----     --   --        ---      ----    --
Net Increase (Decrease) .................................    --       --   --         --      --      --
                                                             ----     --   --        ---      ----    --

Accumulator Life - Class B 1.35% (d)
Units Issued ............................................    --       --   --         --      --      --
Units Redeemed ..........................................    --       --   --         --      --      --
                                                             ----     --   --        ---      ----    --
Net Increase (Decrease) .................................    --       --   --         --      --      --
                                                             ----     --   --        ---      ----    --

----------
(a) Units were made available for sale on June 4, 1999.
(b) Units were made available for sale on August 30, 1999.
(c) Units were made available for sale on May 22, 2000.
(d) Units were made available for sale on June 22, 2000.
(e) Units were made available for sale on October 22, 2000.
(f) Units were made available for sale on October 22, 2001.
(g) A substitution of T. Rowe Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See Note 5).
(h) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced, and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(i) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2001


7. Changes in Units Outstanding (Continued)

   Accumulation Units issued and redeemed during the periods indicated were (in thousands):


                                                              EQ/Lazard Small
                                                               Cap Value (e)      EQ/Marsico Focus (f)
                                                          ----------------------- --------------------
                                                             2001    2000   1999   2001   2000   1999
                                                          --------- ------ ------ ------ ------ ------
IL Plus Original Series, IL COLI, Incentive Life COLI - Class A and B 0.00%
Units Issued ............................................    --       --   --       --   --     --
Units Redeemed ..........................................    --       --   --       --   --     --
                                                             --       --   --       --   --     --
Net Increase (Decrease) .................................    --       --   --       --   --     --
                                                             --       --   --       --   --     --

Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life 2000 Sales 1999
  and after, Survivorship Incentive Life - Class B 0.60%
Units Issued ............................................    --       --   --        6   --     --
Units Redeemed ..........................................    --       --   --       --   --     --
                                                             --       --   --       --   --     --
Net Increase (Decrease) .................................    --       --   --        6   --     --
                                                             --       --   --       --   --     --

Incentive Life 2000 Sales 1999 and after, Incentive Life Plus - Class B 0.60%
Units Issued ............................................    13        1   --       --   --     --
Units Redeemed ..........................................    (3)      --   --       --   --     --
                                                             ----     --   --       --   --     --
Net Increase (Decrease) .................................    10        1   --       --   --     --
                                                             ----     --   --       --   --     --

Incentive Life 2000 Sales 1999 and after, Survivorship Incentive Life, Incentive Life Plus - Class B
0.60%
Units Issued ............................................    --       --   --       --   --     --
Units Redeemed ..........................................    --       --   --       --   --     --
                                                             ----     --   --       --   --     --
Net Increase (Decrease) .................................    --       --   --       --   --     --
                                                             ----     --   --       --   --     --

Survivorship Incentive Life - Class B 0.60%
Units Issued ............................................     6       --   --       --   --     --
Units Redeemed ..........................................    --       --   --       --   --     --
                                                             ----     --   --       --   --     --
Net Increase (Decrease) .................................     6       --   --       --   --     --
                                                             ----     --   --       --   --     --
Survivorship 2000 - Class B 0.90%
Units Issued ............................................    --       --   --       --   --     --
Units Redeemed ..........................................    --       --   --       --   --     --
                                                             ----     --   --       --   --     --
Net Increase (Decrease) .................................    --       --   --       --   --     --
                                                             ----     --   --       --   --     --

Accumulator Life - Class B 1.35% (d)
Units Issued ............................................    --       --   --       --   --     --
Units Redeemed ..........................................    --       --   --       --   --     --
                                                             ----     --   --       --   --     --
Net Increase (Decrease) .................................    --       --   --       --   --     --
                                                             ----     --   --       --   --     --


                                                                EQ/Mercury Basic               EQ/MFS Emerging
                                                                  Value Equity                 Growth Companies
                                                          ---------------------------- --------------------------------
                                                            2001     2000      1999        2001        2000      1999
                                                          -------- -------- ---------- ----------- ----------- --------
IL Plus Original Series, IL COLI, Incentive Life COLI - Class A and B 0.00%
Units Issued ............................................     52       58       37           108         120       92
Units Redeemed ..........................................    (29)     (27)     (16)          (95)        (72)     (25)
                                                             ---      ---      ---           ---         ---      ---
Net Increase (Decrease) .................................     23       31       21            13          48       67
                                                             ---      ---      ---           ---         ---      ---

Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life 2000 Sales 1999 and after,
  Survivorship Incentive Life - Class B 0.60%
Units Issued ............................................    262       73      121         1,557       1,556    1,179
Units Redeemed ..........................................    (83)     (60)     (51)       (1,514)     (1,121)    (781)
                                                             ---      ---      ---        ------      ------    -----
Net Increase (Decrease) .................................    179       13       70            43         436      398
                                                             ---      ---      ---        ------      ------    -----

Incentive Life 2000 Sales 1999 and after, Incentive Life Plus - Class B 0.60%
Units Issued ............................................     --       --       --            --          --       --
Units Redeemed ..........................................     --       --       --            --          --       --
                                                             ---      ---      ---        ------      ------    -----
Net Increase (Decrease) .................................     --       --       --            --          --       --
                                                             ---      ---      ---        ------      ------    -----

Incentive Life 2000 Sales 1999 and after, Survivorship Incentive Life, Incentive Life Plus - Class B 0.60%
Units Issued ............................................     --       --       --            --          --       --
Units Redeemed ..........................................     --       --       --            --          --       --
                                                             ---      ---      ---        ------      ------    -----
Net Increase (Decrease) .................................     --       --       --            --          --       --
                                                             ---      ---      ---        ------      ------    -----

Survivorship Incentive Life - Class B 0.60%
Units Issued ............................................     67       24        7           131          79       19
Units Redeemed ..........................................    (54)     (19)      (5)          (99)        (40)     (16)
                                                             ---      ---      ------     ------      ------    -----
Net Increase (Decrease) .................................     13        5        2            32          39        3
                                                             ---      ---      -----      ------      ------    -----
Survivorship 2000 - Class B 0.90%
Units Issued ............................................     --       --       --            --          --       --
Units Redeemed ..........................................     --       --       --            --          --       --
                                                             ---      ---      -----      ------      ------    -----
Net Increase (Decrease) .................................     --       --       --            --          --       --
                                                             ---      ---      -----      ------      ------    -----

Accumulator Life - Class B 1.35% (d)
Units Issued ............................................     --       --       --            --          --       --
Units Redeemed ..........................................     --       --       --            --          --       --
                                                             ---      ---      -----      ------      ------    -----
Net Increase (Decrease) .................................     --       --       --            --          --       --
                                                             ---      ---      -----      ------      ------    -----

----------
(a) Units were made available for sale on June 4, 1999.
(b) Units were made available for sale on August 30, 1999.
(c) Units were made available for sale on May 22, 2000.
(d) Units were made available for sale on June 22, 2000.
(e) Units were made available for sale on October 22, 2000.
(f) Units were made available for sale on October 22, 2001.
(g) A substitution of T. Rowe Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See Note 5).
(h) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced, and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(i) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2001


7. Changes in Units Outstanding (Continued)

Accumulation Units issued and redeemed during the periods indicated were (in thousands):


                                                            EQ/MFS Investors Trust (a)          EQ/MFS Research
                                                          ------------------------------ -----------------------------
                                                             2001      2000       1999       2001      2000     1999
                                                          --------- ---------- --------- ----------- -------- --------
IL Plus Original Series, IL COLI, Incentive Life COLI - Class A and B 0.00%
Units Issued ............................................     4         6          1            67       60       35
Units Redeemed ..........................................    (2)       (3)        --           (57)     (29)     (14)
                                                             ---       ---        --           ---      ---      ---
Net Increase (Decrease) .................................     2         3          1            10       31       21
                                                             ---       ---        --           ---      ---      ---

Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life 2000 Sales 1999 and after,
  Survivorship Incentive Life - Class B 0.60%
Units Issued ............................................    34        16          4         1,144      978      127
Units Redeemed ..........................................   (10)       (2)        (1)       (1,116)    (893)     (77)
                                                            -----      ----       ----      ------     ----      ---
Net Increase (Decrease) .................................    24        14          3            28       85       50
                                                            -----      ----       ----      ------     ----      ---

Incentive Life 2000 Sales 1999 and after, Incentive Life Plus - Class B 0.60%
Units Issued ............................................    --        --         --            --       --       --
Units Redeemed ..........................................    --        --         --            --       --       --
                                                            -----      ----       ----      ------     ----      ---
Net Increase (Decrease) .................................    --        --         --            --       --       --
                                                            -----      ----       ----      ------     ----      ---
Incentive Life 2000 Sales 1999 and after, Survivorship Incentive Life, Incentive Life Plus - Class B 0.60%
Units Issued ............................................    --        --         --            --       --       --
Units Redeemed ..........................................    --        --         --            --       --       --
                                                            -----      ----       ----      ------     ----      ---
Net Increase (Decrease) .................................    --        --         --            --       --       --
                                                            -----      ----       ----      ------     ----      ---

Survivorship Incentive Life - Class B 0.60%
Units Issued ............................................    --        --         --           101       42        1
Units Redeemed ..........................................    --        --         --           (94)     (33)      --
                                                            -----      ----       ----      ------     ----      ---
Net Increase (Decrease) .................................    --        --         --             7        9        1
                                                            -----      ----       ----      ------     ----      ---

Survivorship 2000 - Class B 0.90%
Units Issued ............................................    --        --         --            --       --       --
Units Redeemed ..........................................    --        --         --            --       --       --
                                                            -----      ----       ----      ------     ----      ---
Net Increase (Decrease) .................................    --        --         --            --       --       --
                                                            -----      ----       ----      ------     ----      ---

Accumulator Life - Class B 1.35% (d)
Units Issued ............................................    --        --         --            --       --       --
Units Redeemed ..........................................    --        --         --            --       --       --
                                                            -----      ----       ----      ------     ----      ---
Net Increase (Decrease) .................................    --        --         --            --       --       --
                                                            -----      ----       ----      ------     ----      ---


                                                                EQ/Putnam Growth &        EQ/Putnam International
                                                                   Income Value                   Equity
                                                          ------------------------------ -------------------------
                                                             2001       2000      1999      2001      2000    1999
                                                          ---------- ---------- -------- --------- --------- -----
IL Plus Original Series, IL COLI, Incentive Life COLI - Class A and B 0.00%
Units Issued ............................................     22         26         22      --        --     --
Units Redeemed ..........................................    (16)       (18)       (10)     --        --     --
                                                             ---        ---        ---      --        --     --
Net Increase (Decrease) .................................      6          8         12      --        --     --
                                                             ---        ---        ---      --        --     --

Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life 2000 Sales 1999 and after,
Survivorship Incentive Life - Class B
 0.60%
Units Issued ............................................     45         41         66      --        --     --
Units Redeemed ..........................................     (9)       (45)       (38)     --        --     --
                                                             -----      -----      ---      --        --     --
Net Increase (Decrease) .................................     36         (4)        28      --        --     --
                                                             -----      -----      ---      --        --     --

Incentive Life 2000 Sales 1999 and after, Incentive Life Plus - Class B 0.60%
Units Issued ............................................     --         --         --      17         6     --
Units Redeemed ..........................................     --         --         --      (5)       (1)    --
                                                             -----      -----      ---      ----      ----   --
Net Increase (Decrease) .................................     --         --         --      12         5     --
                                                             -----      -----      ---      ----      ----   --
Incentive Life 2000 Sales 1999 and after, Survivorship Incentive Life, Incentive Life Plus - Class B 0.60%
Units Issued ............................................     --         --         --      --        --     --
Units Redeemed ..........................................     --         --         --      --        --     --
                                                             -----      -----      ---      ----      ----   --
Net Increase (Decrease) .................................     --         --         --      --        --     --
                                                             -----      -----      ---      ----      ----   --

Survivorship Incentive Life - Class B 0.60%
Units Issued ............................................     35         16          1       3         3     --
Units Redeemed ..........................................    (27)        (9)        --      --        --     --
                                                             -----      -----      ---      ----      ----   --
Net Increase (Decrease) .................................      8          7          1       3         3     --
                                                             -----      -----      ---      ----      ----   --

Survivorship 2000 - Class B 0.90%
Units Issued ............................................     --         --         --      --        --     --
Units Redeemed ..........................................     --         --         --      --        --     --
                                                             -----      -----      ---      ----      ----   --
Net Increase (Decrease) .................................     --         --         --      --        --     --
                                                             -----      -----      ---      ----      ----   --

Accumulator Life - Class B 1.35% (d)
Units Issued ............................................     --         --         --      --        --     --
Units Redeemed ..........................................     --         --         --      --        --     --
                                                             -----      -----      ---      ----      ----   --
Net Increase (Decrease) .................................     --         --         --      --        --     --
                                                             -----      -----      ---      ----      ----   --

----------
(a) Units were made available for sale on June 4, 1999.
(b) Units were made available for sale on August 30, 1999.
(c) Units were made available for sale on May 22, 2000.
(d) Units were made available for sale on June 22, 2000.
(e) Units were made available for sale on October 22, 2000.
(f) Units were made available for sale on October 22, 2001.
(g) A substitution of T. Rowe Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See Note 5).
(h) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced, and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(i) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2001


7. Changes in Units Outstanding (Concluded)

   Accumulation Units issued and redeemed during the periods indicated were (in thousands):



                                                                                      EQ/Small Company
                                                          EQ/Putnam Investors Growth        Index
                                                          -------------------------- -------------------
                                                             2001      2000    1999   2001   2000   1999
                                                          --------- --------- ------ ------ ------ -----
IL Plus Original Series, IL COLI, Incentive Life COLI - Class A and B 0.00%
Units Issued ............................................    --        --     --       --   --     --
Units Redeemed ..........................................    --        --     --       --   --     --
                                                             --        --     --       --   --     --
Net Increase (Decrease) .................................    --        --     --       --   --     --
                                                             --        --     --       --   --     --

Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life 2000 Sales 1999
  and after, Survivorship Incentive Life - Class B 0.60%
Units Issued ............................................    --        --     --       --   --     --
Units Redeemed ..........................................    --        --     --       --   --     --
                                                             --        --     --       --   --     --
Net Increase (Decrease) .................................    --        --     --       --   --     --
                                                             --        --     --       --   --     --

Incentive Life 2000 Sales 1999 and after, Incentive Life Plus - Class B 0.60%
Units Issued ............................................    10         6     --        5   --     --
Units Redeemed ..........................................    (2)       (1)    --       --   --     --
                                                             ----      ----   --       --   --     --
Net Increase (Decrease) .................................     8         5     --        5   --     --
                                                             ----      ----   --       --   --     --

Incentive Life 2000 Sales 1999 and after, Survivorship Incentive Life, Incentive Life Plus - Class B
0.60%
Units Issued ............................................    --        --     --       --   --     --
Units Redeemed ..........................................    --        --     --       --   --     --
                                                             ----      ----   --       --   --     --
Net Increase (Decrease) .................................    --        --     --       --   --     --
                                                             ----      ----   --       --   --     --

Survivorship Incentive Life - Class B 0.60%
Units Issued ............................................     2         2     --       --   --     --
Units Redeemed ..........................................    --        --     --       --   --     --
                                                             ----      ----   --       --   --     --
Net Increase (Decrease) .................................     2         2     --       --   --     --
                                                             ----      ----   --       --   --     --

Survivorship 2000 - Class B 0.90%
Units Issued ............................................    --        --     --       --   --     --
Units Redeemed ..........................................    --        --     --       --   --     --
                                                             ----      ----   --       --   --     --
Net Increase (Decrease) .................................    --        --     --       --   --     --
                                                             ----      ----   --       --   --     --

Accumulator Life - Class B 1.35% (d)
Units Issued ............................................    --        --     --       --   --     --
Units Redeemed ..........................................    --        --     --       --   --     --
                                                             ----      ----   --       --   --     --
Net Increase (Decrease) .................................    --        --     --       --   --     --
                                                             ----      ----   --       --   --     --

----------
(a) Units were made available for sale on June 4, 1999.
(b) Units were made available for sale on August 30, 1999.
(c) Units were made available for sale on May 22, 2000.
(d) Units were made available for sale on June 22, 2000.
(e) Units were made available for sale on October 22, 2000.
(f) Units were made available for sale on October 22, 2001.
(g) A substitution of T. Rowe Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio, occurred on May 18, 2001 (See Note 5).
(h) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced, and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(i) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2001


8. Accumulation Unit Values


  Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units. All of the units are Class IB except for those sold through Incentive Life Plus Original Series, IL COLI, and Incentive Life COLI which are Class IA and Class IB units.


                                                                                 Years Ended December 31,
                                                             ----------------------------------------------------------------
                                                                 2001         2000         1999         1998         1997
                                                             ------------ ------------ ------------ ------------ ------------
EQ/Aggressive Stock
-------------------
Incentive Life Plus Original Series, IL COLI,
Incentive Life COLI 0.00%
Unit Value, end of period ..................................   $ 139.88     $ 186.45    $ 214.65     $ 180.62     $ 180.10
Net Assets (000's) .........................................   $ 48,818     $ 67,681    $ 74,913     $ 57,618     $ 44,485
Number of units outstanding, end of period (000's) .........        349          363         349          319          247
Total Return ...............................................    ( 24.98)%    ( 13.13)%     18.84%        0.29%       10.94%
Incentive Life 2000 Sales 1999 and after,
Survivorship Incentive Life, Incentive Life Plus
0.60% (c)
Unit Value, end of period ..................................   $  72.23     $  97.12    $ 112.75           --           --
Net Assets (000's) .........................................   $  7,512     $  4,953    $  1,579           --           --
Number of units outstanding, end of period (000's) .........        104           51          14           --           --
Total Return ...............................................    ( 25.63)%    ( 13.86)%     17.83%          --           --
Survivorship 2000 0.90% (m)
Unit Value, end of period ..................................   $  71.49     $  96.41    $ 112.26           --           --
Net Assets (000's) .........................................         --           --          --           --           --
Number of units outstanding, end of period (000's) .........         --           --          --           --           --
Total Return ...............................................    ( 25.85)%    ( 14.12)%     17.43%          --           --
Accumulator Life 1.35% (f)
Unit Value, end of period ..................................   $  70.78     $  95.89          --           --           --
Net Assets (000's) .........................................         --           --          --           --           --
Number of units outstanding, end of period (000's) .........         --           --          --           --           --
Total Return ...............................................    ( 26.19)%    ( 19.49)%        --           --           --

----------
(a) Units were made available for sale on May 1, 1997.
(b) Units were made available for sale on August 20, 1997.
(c) Units were made available for sale on June 4, 1999.
(d) Units were made available for sale on August 30, 1999.
(e) Units were made available for sale on May 22, 2000.
(f) Units were made available for sale on June 22, 2000.
(g) Units were made available for sale on October 22, 2000.
(h) Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio occurred on May 18, 2001 (See Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l) Units were made available for sale on August 1, 1997.
(m) Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2001


8. Accumulation Unit Values (Continued)


  Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units. All of the units are Class IB except for those sold through Incentive Life Plus Original Series, IL COLI, and Incentive Life COLI which are Class IA and Class IB units.


                                                                                  Years Ended December 31,
                                                             ------------------------------------------------------------------
                                                                  2001          2000         1999         1998         1997
                                                             ------------- ------------- ------------ ------------ ------------
EQ/Alliance Common Stock
------------------------------------------------------------
Incentive Life Plus Original Series, IL COLI, Incentive Life COLI 0.00%
Unit Value, end of period ..................................   $ 266.27      $ 297.57      $ 346.14     $ 276.49      $213.70
Net Assets (000's) .........................................   $186,389      $199,074      $218,414     $147,922      $89,113
Number of units outstanding, end of period (000's) .........        700           669           631          535          417
Total Return ...............................................    ( 10.52)%     ( 14.03)%       25.19%       29.38%       29.40%
Incentive Life 2000 Sales 1999 and after, Survivorship Incentive Life, Incentive Life Plus 0.60% (c)
Unit Value, end of period ..................................   $ 101.14      $ 114.00      $ 133.73           --           --
Net Assets (000's) .........................................   $106,703      $ 64,410      $ 12,838           --           --
Number of units outstanding, end of period (000's) .........      1,055           565            96           --           --
Total Return ...............................................    ( 11.28)%     ( 14.75)%       24.13%          --           --
Survivorship 2000 0.90% (m)
Unit Value, end of period ..................................   $ 100.09      $ 113.16      $ 133.16           --           --
Net Assets (000's) .........................................         --            --            --           --           --
Number of units outstanding, end of period (000's) .........         --            --            --           --           --
Total Return ...............................................    ( 11.55)%     ( 15.01)%       23.76%          --           --
Accumulator Life 1.35% (f)
Unit Value, end of period ..................................   $  82.58      $  93.79            --           --           --
Net Assets (000's) .........................................         --            --            --           --           --
Number of units outstanding, end of period (000's) .........         --            --            --           --           --
Total Return ...............................................    ( 11.95)%     ( 15.40)%          --           --           --
Net Assets (000's)

----------
(a) Units were made available for sale on May 1, 1997.
(b) Units were made available for sale on August 20, 1997.
(c) Units were made available for sale on June 4, 1999.
(d) Units were made available for sale on August 30, 1999.
(e) Units were made available for sale on May 22, 2000.
(f) Units were made available for sale on June 22, 2000.
(g) Units were made available for sale on October 22, 2000.
(h) Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio occurred on May 18, 2001 (See Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l) Units were made available for sale on August 1, 1997.
(m) Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2001


8. Accumulation Unit Values (Continued)


   Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units. All of the units are Class IB except for those sold through Incentive Life Plus Original Series, IL COLI, and Incentive Life COLI which are Class IA and Class IB units.


                                                                                 Years Ended December 31,
                                                             -----------------------------------------------------------------
                                                                  2001         2000         1999         1998         1997
                                                             ------------- ------------ ------------ ------------ ------------
EQ/Alliance High Yield
------------------------------------------------------------
Incentive Life Plus Original Series, IL COLI, Incentive Life COLI 0.00%
Unit Value, end of period ..................................   $ 147.62      $ 146.24     $ 160.08     $ 165.63    $  174.63
Net Assets (000's) .........................................   $ 18,305      $ 19,011     $ 20,810     $ 19,213    $  10,478
Number of units outstanding, end of period (000's) .........        124           130          130          116           60
Total Return ...............................................       0.95%      (  8.65)%    (  3.35)%    (  5.15)%      18.47%

Incentive Life 2000 Sales 1999 and after, Survivorship Incentive Life, Incentive Life Plus 0.60% (c)
Unit Value, end of period ..................................   $  77.70      $  77.64     $  85.73           --           --
Net Assets (000's) .........................................   $  4,740      $  1,863     $    257           --           --
Number of units outstanding, end of period (000's) .........         61            24            3           --           --
Total Return ...............................................       0.08%      (  9.44)%    (  4.16)%         --           --

Survivorship 2000 0.90% (m)
Unit Value, end of period ..................................   $  76.90      $  77.07     $  85.36           --           --
Net Assets (000's) .........................................         --            --           --           --           --
Number of units outstanding, end of period (000's) .........         --            --           --           --           --
Net Assets (000's) .........................................     ( 0.22)%     (  9.71)%    (  4.45)%         --           --

Accumulative Life 1.35% (f)
Unit Value, end of period ..................................   $  88.55      $  89.16           --           --           --
Net Assets (000's) .........................................         --            --           --           --           --
Unit Value, end of period ..................................         --            --           --           --           --
Total Return ...............................................     ( 0.68)%     ( 10.12)%         --           --           --

----------
(a) Units were made available for sale on May 1, 1997.
(b) Units were made available for sale on August 20, 1997.
(c) Units were made available for sale on June 4, 1999.
(d) Units were made available for sale on August 30, 1999.
(e) Units were made available for sale on May 22, 2000.
(f) Units were made available for sale on June 22, 2000.
(g) Units were made available for sale on October 22, 2000.
(h) Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio occurred on May 18, 2001 (See Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l) Units were made available for sale on August 1, 1997.
(m) Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2001


8. Accumulation Unit Values (Continued)


   Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units. All of the units are Class IB except for those sold through Incentive Life Plus Original Series, IL COLI, and Incentive Life COLI which are Class IA and Class IB units.


                                                                                 Years Ended December 31,
                                                             ----------------------------------------------------------------
                                                                 2001         2000         1999         1998         1997
                                                             ------------ ------------ ------------ ------------ ------------
EQ/Alliance Money Market
------------------------------------------------------------
Incentive LIfe Plus Original Series, IL COLI, Incentive Life COLI 0.00%
Unit Value, end of period ..................................  $  143.20    $  137.89    $  129.78    $  123.62    $  117.36
Net Assets (000's) .........................................  $  86,206    $  68,393    $  55,546    $  32,759    $  15,022
Number of units outstanding, end of period (000's) .........        602          496          428          265          128
Total Return ...............................................       3.85%        6.24%        4.96%        5.34%        5.42%
Incentive Life 2000 Sales 1999 and after, Survivorship Incentive Life, Incentive Life Plus 0.60% (c)
Unit Value, end of period ..................................  $  115.07    $  111.78    $  106.09           --           --
Net Assets (000's) .........................................  $  89,524    $  38,005    $  16,868           --           --
Number of units outstanding, end of period (000's) .........        778          340          159           --           --
Total Return ...............................................       2.94%        5.36%        4.10%          --           --
Survivorship 2000 0.90% (m)
Unit Value, end of period ..................................  $  113.88    $  110.96    $  105.63           --           --
Net Assets (000's) .........................................         --           --           --           --           --
Number of units outstanding, end of period (000's) .........         --           --           --           --           --
Total Return ...............................................       2.63%        5.05%        3.78%          --           --
Accumulator Life 1.35% (f)
Unit Value, end of period ..................................  $  108.27    $  105.98           --           --           --
Net Assets (000's) .........................................         --    $     106           --           --           --
Number of units outstanding, end of period (000's) .........         --            1           --           --           --
Total Return ...............................................       2.16%        4.57%          --           --           --
Net Assets (000's)

----------
(a) Units were made available for sale on May 1, 1997.
(b) Units were made available for sale on August 20, 1997.
(c) Units were made available for sale on June 4, 1999.
(d) Units were made available for sale on August 30, 1999.
(e) Units were made available for sale on May 22, 2000.
(f) Units were made available for sale on June 22, 2000.
(g) Units were made available for sale on October 22, 2000.
(h) Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio occurred on May 18, 2001 (See Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index
Portfolio occurred on October 6, 2000 (See Note 5).
(l) Units were made available for sale on August 1, 1997.
(m) Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2001


8. Accumulation Unit Values (Continued)


   Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units. All of the units are Class IB except for those sold through Incentive Life Plus Original Series, IL COLI, and Incentive Life COLI which are Class IA and Class IB units.


                                                                                 Years Ended December 31,
                                                               -------------------------------------------------------------
                                                                    2001            2000           1999        1998     1997
                                                               -------------   -------------   ------------   ------   -----
EQ/Alliance Premier Growth
------------------------------------------------------------
Incentive Life Plus Original Series, IL COLI, Incentive Life COLI 0.00% (c)
Unit Value, end of period ..................................     $  74.19        $  97.57        $ 119.55     --       --
Net Assets (000's) .........................................     $  7,716        $  9,074        $  3,587     --       --
Number of units outstanding, end of period (000's) .........          104              93              30     --       --
Total Return ...............................................       (23.96)%        (18.34)%         18.97%    --       --
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life 2000 Sales 1999 and after, Survivorship
Incentive Life 0.60% (c)
Unit Value, end of period ..................................     $  73.05        $  96.65        $ 119.14     --       --
Net Assets (000's) .........................................     $ 99,056        $394,042        $ 43,486     --       --
Number of units outstanding, end of period (000's) .........        1,356           4,077             365     --       --
Total Return ...............................................       (24.42)%        (18.88)%         18.52%    --       --
Accumulator Life 1.35% (f)
Unit Value, end of period ..................................     $  70.27        $  93.68              --     --       --
Net Assets (000's) .........................................           --              --              --     --       --
Number of units outstanding, end of period (000's) .........           --              --              --     --       --
Total Return ...............................................       (24.99)%        (19.49)%            --     --       --

----------
(a) Units were made available for sale on May 1, 1997.
(b) Units were made available for sale on August 20, 1997.
(c) Units were made available for sale on June 4, 1999.
(d) Units were made available for sale on August 30, 1999.
(e) Units were made available for sale on May 22, 2000.
(f) Units were made available for sale on June 22, 2000.
(g) Units were made available for sale on October 22, 2000.
(h) Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio occurred on May 18, 2001 (See Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l) Units were made available for sale on August 1, 1997.
(m) Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2001


8. Accumulation Unit Values (Continued)


   Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units. All of the units are Class IB except for those sold through Incentive Life Plus Original Series, IL COLI, and Incentive Life COLI which are Class IA and Class IB units.


                                                                                 Years Ended December 31,
                                                             ----------------------------------------------------------------
                                                                 2001         2000         1999         1998         1997
                                                             ------------ ------------ ------------ ------------ ------------
EQ/Alliance Small Cap Growth
------------------------------------------------------------
Incentive Life Plus Original Series, IL COLI, Incentive Life COLI 0.00% (b)
Unit Value, end of period ..................................   $ 153.80    $ 176.81     $ 155.12      $ 121.27    $ 126.69
Net Assets (000's) .........................................   $ 19,840    $ 21,040     $ 11,324      $  5,578    $  1,267
Number of units outstanding, end of period (000's) .........        129         119           73            46          10
Total Return ...............................................    ( 13.02)%     13.98%       27.91%      (  4.28)%     26.69%

Incentive Life 2000 Sales 1999 and after, Survivorship Incentive Life, Incentive Life Plus 0.60% (c)
Unit Value, end of period ..................................   $ 113.58    $ 131.71     $ 116.59            --          --
Net Assets (000's) .........................................   $ 21,012    $  9,351    $     350            --          --
Number of units outstanding, end of period (000's) .........        185          71            3            --          --
Total Return ...............................................    ( 13.76)%     12.97%       26.86%           --          --

Survivorship 2000 0.90% (m)
Unit Value, end of period ..................................   $ 112.41    $ 130.74     $ 116.08            --          --
Net Assets (000's) .........................................         --          --           --            --          --
Number of units outstanding, end of period (000's) .........         --          --           --            --          --
Total Return ...............................................    ( 14.02)%     12.63%       26.47%           --          --

Accumulator Life 1.35% (f)
Unit Value, end of period ..................................   $ 125.32    $ 146.43           --            --          --
Net Assets (000's) .........................................         --          --           --            --          --
Number of units outstanding, end of period (000's) .........         --          --           --            --          --
Total Return ...............................................    ( 14.42)%     12.12%          --            --          --

----------
(a) Units were made available for sale on May 1, 1997.
(b) Units were made available for sale on August 20, 1997.
(c) Units were made available for sale on June 4, 1999.
(d) Units were made available for sale on August 30, 1999.
(e) Units were made available for sale on May 22, 2000.
(f) Units were made available for sale on June 22, 2000.
(g) Units were made available for sale on October 22, 2000.
(h) Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio occurred on May 18, 2001 (See Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l) Units were made available for sale on August 1, 1997.
(m) Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2001


8. Accumulation Unit Values (Continued)


   Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units. All of the units are Class IB except for those sold through Incentive Life Plus Original Series, IL COLI, and Incentive Life COLI which are Class IA and Class IB units.


                                                                              Years Ended December 31,
                                                               -------------------------------------------------------
                                                                    2001            2000        1999     1998     1997
                                                               -------------   -------------   ------   ------   -----
EQ/Alliance Technology
------------------------------------------------------------
Incentive Life Plus Original Series, IL COLI, Incentive Life COLI 0.00% (e)
Unit Value, end of period ..................................     $  50.43        $  66.74      --       --       --
Net Assets (000's) .........................................     $  3,984        $  3,671      --       --       --
Number of units outstanding, end of period (000's) .........           79              55      --       --       --
Total Return ...............................................       (24.44)%        (33.30)%    --       --       --
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life 2000 Sales 1999 and after,
Survivorship Incentive Life 0.60% (e)
Unit Value, end of period ..................................     $  49.91        $  66.46      --       --       --
Net Assets (000's) .........................................     $ 38,381        $ 29,442      --       --       --
Number of units outstanding, end of period (000's) .........          769             443      --       --       --
Total Return ...............................................       (24.90)%        (33.52)%    --       --       --
Accumulator Life 1.35% (f)
Unit Value, end of period ..................................     $  49.26        $  66.10      --       --       --
Net Assets (000's) .........................................           --              --      --       --       --
Number of units outstanding, end of period (000's) .........           --              --      --       --       --
Total Return ...............................................       (25.48)%        (33.86)%    --       --       --

----------
(a) Units were made available for sale on May 1, 1997.
(b) Units were made available for sale on August 20, 1997.
(c) Units were made available for sale on June 4, 1999.
(d) Units were made available for sale on August 30, 1999.
(e) Units were made available for sale on May 22, 2000.
(f) Units were made available for sale on June 22, 2000.
(g) Units were made available for sale on October 22, 2000.
(h) Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio occurred on May 18, 2001 (See Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l) Units were made available for sale on August 1, 1997.
(m) Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2001


8. Accumulation Unit Values (Continued)


   Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units. All of the units are Class IB except for those sold through Incentive Life Plus Original Series, IL COLI, and Incentive Life COLI which are Class IA and Class IB units.


                                                                                 Years Ended December 31,
                                                             ----------------------------------------------------------------
                                                                 2001         2000         1999         1998         1997
                                                             ------------ ------------ ------------ ------------ ------------
EQ/Balanced (j)
------------------------------------------------------------
Incentive Life Plus Original Series, IL COLI, Incentive Life COLI 0.00%
Unit Value, end of period ..................................   $ 208.22     $ 212.12    $ 214.97     $ 182.49     $ 154.51
Net Assets (000's) .........................................   $ 36,230     $ 22,273    $ 20,852     $ 12,774     $  6,180
Number of units outstanding, end of period (000's) .........        174          105          97           70           40
Total Return ...............................................    (  1.84)%    (  1.32)%     17.79%       18.11%       15.06%
Incentive Life 2000 Sales 1999 and after, Survivorship Incentive Life, Incentive Life Plus 0.60% (c)
Unit Value, end of period ..................................   $ 105.65     $ 108.57    $ 110.98           --           --
Net Assets (000's) .........................................   $ 17,855     $  5,320    $  1,332           --           --
Number of units outstanding, end of period (000's) .........        169           49          12           --           --
Total Return ...............................................    (  2.69)%    (  2.17)%     10.98%          --           --
Survivorship 2000 0.90% (j)
Unit Value, end of period ..................................   $ 114.49           --           --          --           --
Net Assets (000's) .........................................         --           --           --          --           --
Number of units outstanding, end of period (000's) .........         --           --           --          --           --
Total Return ...............................................    (  3.93)%         --           --          --           --
Accumulator Life 1.35% (f)
Unit Value, end of period ..................................   $ 101.79     $ 105.41           --          --           --
Net Assets (000's) .........................................         --           --           --          --           --
Number of units outstanding, end of period (000's) .........         --           --           --          --           --
Total Return ...............................................    (  3.43)%    (  2.90)%         --          --           --
----------

(a) Units were made available for sale on May 1, 1997.
(b) Units were made available for sale on August 20, 1997.
(c) Units were made available for sale on June 4, 1999.
(d) Units were made available for sale on August 30, 1999.
(e) Units were made available for sale on May 22, 2000.
(f) Units were made available for sale on June 22, 2000.
(g) Units were made available for sale on October 22, 2000.
(h) Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein
Diversified Value Portfolio occurred on May 18, 2001 (See Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation,
EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced
Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500
Index Portfolio occurred on October 6, 2000 (See Note 5).
(l) Units were made available for sale on August 1, 1997.
(m) Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2001


8. Accumulation Unit Values (Continued)


   Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units. All of the units are Class IB except for those sold through Incentive Life Plus Original Series, IL COLI, and Incentive Life COLI which are Class IA and Class IB units.


                                                                             Years Ended December 31,
                                                               ----------------------------------------------------
                                                                   2001          2000        1999     1998     1997
                                                               -----------   ------------   ------   ------   -----
EQ/Bernstein Diversified Value (i)
------------------------------------------------------------
Incentive Life Plus Original Series, IL COLI, Incentive COLI 0.00% (i)
Unit Value, end of period ..................................     $ 97.45             --     --       --       --
Net Assets (000's) .........................................     $16,567             --     --       --       --
Number of units outstanding, end of period (000's) .........         170             --     --       --       --
Total Return ...............................................       (0.92)%           --     --       --       --
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life 2000 Sales 1999 and after,
Survivorship Incentive Life 0.60% (g)
Unit Value, end of period ..................................     $111.27       $ 108.58     --       --       --
Net Assets (000's) .........................................     $57,860       $ 279.75     --       --       --
Number of units outstanding, end of period (000's) .........         520              3     --       --       --
Total Return ...............................................        2.48%       (  2.55)%   --       --       --
Survivorship Incentive Life 0.60% (g)
Unit Value, end of period ..................................     $ 95.56       $  93.25     --       --       --
Net Assets (000's) .........................................     $   478       $ 217.16     --       --       --
Number of units outstanding, end of period (000's) .........           5              2     --       --       --
Total Return ...............................................        2.48%       (  2.55)%   --       --       --
Accumulator Life 1.35% (f)
Unit Value, end of period ..................................     $ 94.36       $  92.78     --       --       --
Net Assets (000's) .........................................          --             --     --       --       --
Number of units outstanding, end of period (000's) .........          --             --     --       --       --
Total Return ...............................................        1.70%       (  0.24)%   --       --       --

----------
(a) Units were made available for sale on May 1, 1997.
(b) Units were made available for sale on August 20, 1997.
(c) Units were made available for sale on June 4, 1999.
(d) Units were made available for sale on August 30, 1999.
(e) Units were made available for sale on May 22, 2000.
(f) Units were made available for sale on June 22, 2000.
(g) Units were made available for sale on October 22, 2000.
(h) Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio occurred on May 18, 2001 (See Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l) Units were made available for sale on August 1, 1997.
(m) Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2001


8. Accumulation Unit Values (Continued)


   Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units. All of the units are Class IB except for those sold through Incentive Life Plus Original Series, IL COLI, and Incentive Life COLI which are Class IA and Class IB units.


                                                                                 Years Ended December 31,
                                                               ------------------------------------------------------------
                                                                    2001           2000           1999        1998     1997
                                                               -------------   ------------   ------------   ------   -----
EQ/Capital Guardian International
------------------------------------------------------------
Incentive Life 2000 Sales 1999 and after, Survivorship Incentive Life 0.60% (d)
Unit Value, end of period ..................................     $  81.90        $ 104.15             --     --       --
Net Assets (000's) .........................................     $    737        $    417             --     --       --
Number of units outstanding, end of period (000's) .........            9               4             --     --       --
Total Return ...............................................       (21.36)%       ( 19.58)%           --     --       --
Survivorship 2000 0.90% (d)
Unit Value, end of period ..................................     $  81.32        $ 103.73             --     --       --
Net Assets (000's) .........................................           --              --             --     --       --
Number of units outstanding, end of period (000's) .........           --              --             --     --       --
Total Return ...............................................       (21.60)%       ( 19.82)%           --     --       --
EQ/Capital Guardian Research
-------------------------------------------------------------
Incentive Life Plus Original Series, IL COLI, Incentive Life COLI 0.00% (d)
Unit Value, end of period ..................................     $ 112.11        $ 114.42       $ 108.04     --       --
Net Assets (000's) .........................................     $  2,691        $  1,144             --     --       --
Number of units outstanding, end of period (000's) .........           24              10             --     --       --
Total Return ...............................................       ( 2.02)%          5.92%          7.10%    --       --
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life 2000 Sales 1999 and after,
Survivorship Incentive Life 0.60% (d)
Unit Value, end of period ..................................     $ 110.55        $ 113.51       $ 107.82     --       --
Net Assets (000's) .........................................     $  5,306        $  1,703       $    108     --       --
Number of units outstanding, end of period (000's) .........           48              15              1     --       --
Total Return ...............................................       ( 2.61)%          5.28%          6.67%    --       --
Accumulator Life 1.35% (f)
Unit Value, end of period ..................................     $ 107.84        $ 111.57             --     --       --
Net Assets (000's) .........................................           --              --             --     --       --
Number of units outstanding, end of period (000's) .........           --              --             --     --       --
Total Return ...............................................       ( 3.34)%          4.49%            --     --       --
----------
(a) Units were made available for sale on May 1, 1997.
(b) Units were made available for sale on August 20, 1997.
(c) Units were made available for sale on June 4, 1999.
(d) Units were made available for sale on August 30, 1999.
(e) Units were made available for sale on May 22, 2000.
(f) Units were made available for sale on June 22, 2000.
(g) Units were made available for sale on October 22, 2000.
(h) Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein
Diversified Value Portfolio occurred on May 18, 2001 (See Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation,
EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced
Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500
Index Portfolio occurred on October 6, 2000 (See Note 5).
(l) Units were made available for sale on August 1, 1997.
(m) Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2001


8. Accumulation Unit Values (Continued)


   Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units. All of the units are Class IB except for those sold through Incentive Life Plus Original Series, IL COLI, and Incentive Life COLI which are Class IA and Class IB units.


                                                                                Years Ended December 31,
                                                               -----------------------------------------------------------
                                                                   2001           2000           1999        1998     1997
                                                               ------------   ------------   ------------   ------   -----
EQ/Capital Guardian U.S. Equity
------------------------------------------------------------
Incentive Life Plus Original Series, IL COLI, Incentive Life COLI 0.00% (d)
Unit Value, end of period ..................................     $ 105.12      $ 107.27       $ 103.56       --        --
Net Assets (000's) .........................................     $  1,261      $    429       $    104       --        --
Number of units outstanding, end of period (000's) .........           12             4              1       --        --
Total Return ...............................................       ( 2.01)%        3.58%          3.76%      --        --
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life 2000 Sales 1999 and after,
Survivorship Incentive Life 0.60% (d)
Unit Value, end of period ..................................     $ 103.65      $ 106.42       $ 103.35       --        --
Net Assets (000's) .........................................     $  7,670      $  1,596       $    413       --        --
Number of units outstanding, end of period (000's) .........           74            15              4       --        --
Total Return ...............................................       ( 2.60)%        2.97%          3.32%      --        --
Accumulator Life 1.35% (f)
Unit Value, end of period ..................................     $ 100.40      $ 103.87             --       --        --
Net Assets (000's) .........................................           --            --             --       --        --
Number of units outstanding, end of period (000's) .........           --            --             --       --        --
Total Return ...............................................       ( 3.34)%        2.19%            --       --        --

----------
(a) Units were made available for sale on May 1, 1997.
(b) Units were made available for sale on August 20, 1997.
(c) Units were made available for sale on June 4, 1999.
(d) Units were made available for sale on August 30, 1999.
(e) Units were made available for sale on May 22, 2000.
(f) Units were made available for sale on June 22, 2000.
(g) Units were made available for sale on October 22, 2000.
(h) Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio occurred on May 18, 2001 (See Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l) Units were made available for sale on August 1, 1997.
(m) Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2001


8. Accumulation Unit Values (Continued)


   Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units. All of the units are Class IB except for those sold through Incentive Life Plus Original Series, IL COLI, and Incentive Life COLI which are Class IA and Class IB units.


                                                                                  Years Ended December 31,
                                                             ------------------------------------------------------------------
                                                                 2001         2000         1999          1998          1997
                                                             ----------- ------------- ------------ ------------- -------------
EQ/Emerging Markets Equity
------------------------------------------------------------
Incentive Life Plus Original Series, IL COLI, Incentive Life COLI 0.00% (b)
Unit Value, end of period ..................................   $ 64.83     $  68.35      $ 114.00     $  58.24      $  79.81
Net Assets (000's) .........................................   $ 8,493     $ 11,825      $ 13,452     $  2,213      $    239
Number of units outstanding, end of period (000's) .........       131          173           118           38             3
Total Return ...............................................     (5.15)%     (40.12)%       95.74%      (27.03)%      (20.19)%
Survivorship 2000 0.90% (l)
Unit Value, end of period ..................................   $ 62.32     $  66.30      $ 111.59     $  57.53      $  79.54
Net Assets (000's) .........................................   $ 1,558     $  1,724      $  2,120     $    575      $    159
Number of units outstanding, end of period (000's) .........        25           26            19           10             2
Total Return ...............................................     (6.01)%     (40.59)%       93.97%      (27.67)%      (20.46)%
Survivorship Incentive Life 0.60% (c)
Unit Value, end of period ..................................   $ 85.61     $  90.81      $ 152.38           --            --
Net Assets (000's) .........................................   $ 1,027     $    636            --           --            --
Number of units outstanding, end of period (000's) .........        12            7            --           --            --
Total Return ...............................................     (5.73)%     (40.41)%       94.57%          --            --
Accumulator Life 1.35% (f)
Unit Value, end of period ..................................   $ 92.15     $  98.49            --           --            --
Net Assets (000's) .........................................        --           --            --           --            --
Number of units outstanding, end of period (000's) .........        --           --            --           --            --
Total Return ...............................................     (6.44)%     (40.85)%          --           --            --

----------
(a) Units were made available for sale on May 1, 1997.
(b) Units were made available for sale on August 20, 1997.
(c) Units were made available for sale on June 4, 1999.
(d) Units were made available for sale on August 30, 1999.
(e) Units were made available for sale on May 22, 2000.
(f) Units were made available for sale on June 22, 2000.
(g) Units were made available for sale on October 22, 2000.
(h) Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio occurred on May 18, 2001 (See Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l) Units were made available for sale on August 1, 1997.
(m) Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2001


8. Accumulation Unit Values (Continued)


   Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units. All of the units are Class IB except for those sold through Incentive Life Plus Original Series, IL COLI, and Incentive Life COLI which are Class IA and Class IB units.


                                                                                  Years Ended December 31,
                                                             ------------------------------------------------------------------
                                                                  2001          2000         1999         1998         1997
                                                             ------------- ------------- ------------ ------------ ------------
EQ/Equity 500 Index (k)
------------------------------------------------------------
Incentive Life Plus Original Series, IL COLI, Incentive Life COLI 0.00%
Unit Value, end of period ..................................   $ 271.91      $ 308.78      $ 341.51     $ 283.69     $ 221.51
Net Assets (000's) .........................................   $112,027      $118,263      $101,087     $ 49,646     $ 23,702
Number of units outstanding, end of period (000's) .........        412           383           296          175          107
Total Return ...............................................     (11.94)%     (  9.58)%       20.38%       28.07%       32.57%
Incentive Life 2000 Sales 1999 and after, Survivorship Incentive Life, Incentive Life Plus 0.60% (c)
Unit Value, end of period ..................................   $  85.84      $  98.32      $ 109.66           --           --
Net Assets (000's) .........................................   $ 49,358      $ 29,693      $  5,593           --           --
Number of units outstanding, end of period (000's) .........        575           302            51           --           --
Total Return ...............................................     (12.69)%     ( 10.34)%        9.66%          --           --
Survivorship 2000 0.90% (f)
Unit Value, end of period ..................................   $  97.75      $ 112.30            --           --           --
Net Assets (000's) .........................................         --            --            --           --           --
Number of units outstanding, end of period (000's) .........         --            --            --           --           --
Total Return ...............................................     (12.95)%     ( 10.66)%          --           --           --
Accumulator Life 1.35% (f)
Unit Value, end of period ..................................   $  81.74      $  94.33            --           --           --
Net Assets (000's) .........................................         --            --            --           --           --
Number of units outstanding, end of period (000's) .........         --            --            --           --           --
Total Return ...............................................     (13.35)%     ( 11.02)%          --           --           --

----------
(a) Units were made available for sale on May 1, 1997.
(b) Units were made available for sale on August 20, 1997.
(c) Units were made available for sale on June 4, 1999.
(d) Units were made available for sale on August 30, 1999.
(e) Units were made available for sale on May 22, 2000.
(f) Units were made available for sale on June 22, 2000.
(g) Units were made available for sale on October 22, 2000.
(h) Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio occurred on May 18, 2001 (See Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l) Units were made available for sale on August 1, 1997.
(m) Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2001


8. Accumulation Unit Values (Continued)


   Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units. All of the units are Class IB except for those sold through Incentive Life Plus Original Series, IL COLI, and Incentive Life COLI which are Class IA and Class IB units.


                                                                                  Years Ended December 31,
                                                               --------------------------------------------------------------
                                                                    2001            2000            1999        1998     1997
                                                               -------------   -------------   -------------   ------   -----
EQ/Evergreen Omega
------------------------------------------------------------
Incentive Life Plus Original Series, IL COLI, Incentive Life COLI 0.00% (c)
Unit Value, end of period ..................................     $  78.47        $ 94.55         $  98.90      --       --
Net Assets (000's) .........................................     $    314              --              --      --       --
Number of units outstanding, end of period (000's) .........            4              --              --      --       --
Total Return ...............................................       (17.01)%         11.66%           9.70%     --       --
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life 2000 Sales 1999 and after, Survivorship
Incentive Life 0.60% (c)
Unit Value, end of period ..................................     $  74.98        $  90.90        $ 103.57      --       --
Net Assets (000's) .........................................     $    900        $    455              --      --       --
Number of units outstanding, end of period (000's) .........           12               5              --      --       --
Total Return ...............................................       (17.51)%        (12.24)%          9.06%     --       --
Accumulator Life 1.35% (f)
Unit Value, end of period ..................................     $  75.99        $  92.82              --      --       --
Net Assets (000's) .........................................           --              --              --      --       --
Number of units outstanding, end of period (000's) .........           --              --              --      --       --
Total Return ...............................................       (18.14)%        (12.90)%            --      --       --

----------
(a) Units were made available for sale on May 1, 1997.
(b) Units were made available for sale on August 20, 1997.
(c) Units were made available for sale on June 4, 1999.
(d) Units were made available for sale on August 30, 1999.
(e) Units were made available for sale on May 22, 2000.
(f) Units were made available for sale on June 22, 2000.
(g) Units were made available for sale on October 22, 2000.
(h) Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio occurred on May 18, 2001 (See Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l) Units were made available for sale on August 1, 1997.
(m) Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2001


8. Accumulation Unit Values (Continued)


   Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units. All of the units are Class IB except for those sold through Incentive Life Plus Original Series, IL COLI, and Incentive Life COLI which are Class IA and Class IB units.


                                                                              Years Ended December 31,
                                                               ------------------------------------------------------
                                                                    2001           2000        1999     1998     1997
                                                               -------------   ------------   ------   ------   -----
EQ/FI Mid Cap
------------------------------------------------------------
Incentive Life Plus Original Series, IL COLI, Incentive Life COLI 0.00% (g)
Unit Value, end of period ..................................     $  86.96        $ 100.42     --       --       --
Net Assets (000's) .........................................     $  1,217        $    301     --       --       --
Number of units outstanding, end of period (000's) .........           14               3     --       --       --
Total Return ...............................................       (13.41)%          0.46%    --       --       --
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life 2000 Sales 1999 and after,
Survivorship Incentive Life 0.60% (g)
Unit Value, end of period ..................................     $  86.26        $ 100.23     --       --       --
Net Assets (000's) .........................................     $ 13,025        $  1,103     --       --       --
Number of units outstanding, end of period (000's) .........          151              11     --       --       --
Total Return ...............................................       (13.93)%          0.23%    --       --       --
Accumulator Life 1.35% (g)
Unit Value, end of period ..................................     $  85.40        $  99.98     --       --       --
Net Assets (000's) .........................................           --              --     --       --       --
Number of units outstanding, end of period (000's) .........           --              --     --       --       --
Total Return ...............................................       (14.58)%       (  0.02)%   --       --       --

----------
(a) Units were made available for sale on May 1, 1997.
(b) Units were made available for sale on August 20, 1997.
(c) Units were made available for sale on June 4, 1999.
(d) Units were made available for sale on August 30, 1999.
(e) Units were made available for sale on May 22, 2000.
(f) Units were made available for sale on June 22, 2000.
(g) Units were made available for sale on October 22, 2000.
(h) Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio occurred on May 18, 2001 (See Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l) Units were made available for sale on August 1, 1997.
(m) Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2001


8. Accumulation Unit Values (Continued)


   Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units. All of the units are Class IB except for those sold through Incentive Life Plus Original Series, IL COLI, and Incentive Life COLI which are Class IA and Class IB units.


                                                                                 Years Ended December 31,
                                                             ----------------------------------------------------------------
                                                                 2001         2000         1999         1998         1997
                                                             ------------ ------------ ------------ ------------ ------------
EQ/FI Small/Mid Cap Value
------------------------------------------------------------
Incentive Life Plus Original Series, IL COLI, Incentive Life COLI 0.00% (a)
Unit Value, end of period ..................................   $ 119.34    $ 114.75     $ 109.14      $ 107.21    $ 119.13
Net Assets (000's) .........................................   $ 10,741    $  6,656     $  5,457      $  5,146    $  1,668
Number of units outstanding, end of period (000's) .........         90          58           50            48          14
Total Return ...............................................       4.00%       5.13%        1.80%      ( 10.02)%     19.13%
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000 0.60% (a)
Unit Value, end of period ..................................   $ 116.03    $ 112.24     $ 107.40      $ 106.14    $ 118.65
Net Assets (000's) .........................................   $  1,508    $ 28,172     $ 27,924      $ 29,082    $ 21,594
Number of units outstanding, end of period (000's) .........         13         251          260           274         182
Total Return ...............................................     (32.63)%      4.51%        1.19%      ( 10.55)%     18.65%
Survivorship 2000 0.90% (g)
Unit Value, end of period ..................................   $  90.19    $  87.52           --            --          --
Net Assets (000's) .........................................         --          --           --            --          --
Number of units outstanding, end of period (000's) .........         --          --           --            --          --
Total Return ...............................................       3.05%       4.20%          --            --          --
Accumulator Life 1.35% (f)
Unit Value, end of period ..................................   $  88.78    $  86.54           --            --          --
Net Assets (000's) .........................................         --          --           --            --          --
Number of units outstanding, end of period (000's) .........         --          --           --            --          --
Total Return ...............................................       2.59%       3.73%          --            --          --

----------
(a) Units were made available for sale on May 1, 1997.
(b) Units were made available for sale on August 20, 1997.
(c) Units were made available for sale on June 4, 1999.
(d) Units were made available for sale on August 30, 1999.
(e) Units were made available for sale on May 22, 2000.
(f) Units were made available for sale on June 22, 2000.
(g) Units were made available for sale on October 22, 2000.
(h) Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio occurred on May 18, 2001 (See Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l) Units were made available for sale on August 1, 1997.
(m) Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2001


8. Accumulation Unit Values (Continued)


   Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units. All of the units are Class IB except for those sold through Incentive Life Plus Original Series, IL COLI, and Incentive Life COLI which are Class IA and Class IB units.


                                                                                 Years Ended December 31,
                                                               ------------------------------------------------------------
                                                                    2001           2000           1999        1998     1997
                                                               -------------   ------------   ------------   ------   -----
EQ/International Equity Index
------------------------------------------------------------
Incentive Life 2000 Sales 1999 and after, Incentive Life Plus 0.60% (c)
Unit Value, end of period ..................................     $  77.32        $ 104.37       $ 127.44     --       --
Net Assets (000's) .........................................     $    309        $    209             --     --       --
Number of units outstanding, end of period (000's) .........            4               2             --     --       --
Total Return ...............................................       (25.91)%       ( 18.11)%        26.70%    --       --
Survivorship Incentive Life 0.60% (c)
Unit Value, end of period ..................................     $  76.28        $ 102.96       $ 125.72     --       --
Net Assets (000's) .........................................           --              --             --     --       --
Number of units outstanding, end of period (000's) .........           --              --             --     --       --
Total Return ...............................................       (25.91)%       ( 18.11)%        25.72%    --       --
Survivorship 2000 0.90% (c)
Unit Value, end of period ..................................     $  76.52        $ 103.61       $ 126.89     --       --
Net Assets (000's) .........................................           --              --             --     --       --
Number of units outstanding, end of period (000's) .........           --              --             --     --       --
Total Return ...............................................       (26.14)%       ( 18.35)%        26.32%    --       --
Accumulator Life 1.35% (f)
Unit Value, end of period ..................................     $  67.87        $  92.30             --     --       --
Net Assets (000's) .........................................           --              --             --     --       --
Number of units outstanding, end of period (000's) .........           --              --             --     --       --
Total Return ...............................................       (26.47)%       ( 18.72)%           --     --       --

----------
(a) Units were made available for sale on May 1, 1997.
(b) Units were made available for sale on August 20, 1997.
(c) Units were made available for sale on June 4, 1999.
(d) Units were made available for sale on August 30, 1999.
(e) Units were made available for sale on May 22, 2000.
(f) Units were made available for sale on June 22, 2000.
(g) Units were made available for sale on October 22, 2000.
(h) Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio occurred on May 18, 2001 (See Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l) Units were made available for sale on August 1, 1997.
(m) Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2001


8. Accumulation Unit Values (Continued)


   Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units. All of the units are Class IB except for those sold through Incentive Life Plus Original Series, IL COLI, and Incentive Life COLI which are Class IA and Class IB units.


                                                                                Years Ended December 31,
                                                               -----------------------------------------------------------
                                                                   2001           2000           1999        1998     1997
                                                               ------------   ------------   ------------   ------   -----
EQ/J.P. Morgan Core Bond
------------------------------------------------------------
Incentive Life 2000 Sales 1999 and after, Incentive Life Plus 0.60% (c)
Unit Value, end of period ..................................      $121.50       $ 113.24       $ 102.19     --       --
Net Assets (000's) .........................................      $ 2,795       $    340             --     --       --
Number of units outstanding, end of period (000's) .........           23              3             --     --       --
Total Return ...............................................         7.29%         10.82%          0.45%    --       --
Survivorship Incentive Life 0.60% (c)
Unit Value, end of period ..................................      $119.43       $ 111.31       $ 100.44     --       --
Net Assets (000's) .........................................      $ 1,911       $    668             --     --       --
Number of units outstanding, end of period (000's) .........           16              6             --     --       --
Total Return ...............................................         7.29%         10.82%          0.45%    --       --
Survivorship 2000 0.90% (m)
Unit Value, end of period ..................................      $120.25       $ 112.42       $ 101.74     --       --
Net Assets (000's) .........................................           --             --             --     --       --
Number of units outstanding, end of period (000's) .........           --             --             --     --       --
Total Return ...............................................         6.97%          9.99%         (2.48)%   --       --
Accumulator Life 1.35% (f)
Unit Value, end of period ..................................      $117.22       $ 110.09             --     --       --
Net Assets (000's) .........................................           --             --             --     --       --
Number of units outstanding, end of period (000's) .........           --             --             --     --       --
Total Return ...............................................         6.47%          9.99%            --     --       --

----------
(a) Units were made available for sale on May 1, 1997.
(b) Units were made available for sale on August 20, 1997.
(c) Units were made available for sale on June 4, 1999.
(d) Units were made available for sale on August 30, 1999.
(e) Units were made available for sale on May 22, 2000.
(f) Units were made available for sale on June 22, 2000.
(g) Units were made available for sale on October 22, 2000.
(h) Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio occurred on May 18, 2001 (See Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l) Units were made available for sale on August 1, 1997.
(m) Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2001


8. Accumulation Unit Values (Continued)


   Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units. All of the units are Class IB except for those sold through Incentive Life Plus Original Series, IL COLI, and Incentive Life COLI which are Class IA and Class IB units.


                                                                              Years Ended December 31,
                                                               -------------------------------------------------------
                                                                    2001            2000        1999     1998     1997
                                                               -------------   -------------   ------   ------   -----
EQ/Janus Large Cap Growth
------------------------------------------------------------
Incentive Life Plus Original Series, IL COLI, Incentive Life COLI 0.00% (g)
Unit Value, end of period ..................................     $  64.96        $  84.32      --       --       --
Net Assets (000's) .........................................     $  2,014        $    337      --       --       --
Number of units outstanding, end of period (000's) .........           31               4      --       --       --
Total Return ...............................................       (22.96)%        (15.70)%    --       --       --
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life 2000 Sales 1999 and after,
Survivorship Incentive Life 0.60% (g)
Unit Value, end of period ..................................     $  64.44        $  84.15      --       --       --
Net Assets (000's) .........................................     $ 11,148        $  3,029      --       --       --
Number of units outstanding, end of period (000's) .........          173              36      --       --       --
Total Return ...............................................       (23.42)%        (15.85)%    --       --       --
Accumulator Life 1.35% (g)
Unit Value, end of period ..................................     $  63.79        $  83.94      --       --       --
Net Assets (000's) .........................................           --              --      --       --       --
Number of units outstanding, end of period (000's) .........           --              --      --       --       --
Total Return ...............................................       (24.01)%        (16.06)%    --       --       --

----------
(a) Units were made available for sale on May 1, 1997.
(b) Units were made available for sale on August 20, 1997.
(c) Units were made available for sale on June 4, 1999.
(d) Units were made available for sale on August 30, 1999.
(e) Units were made available for sale on May 22, 2000.
(f) Units were made available for sale on June 22, 2000.
(g) Units were made available for sale on October 22, 2000.
(h) Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio occurred on May 18, 2001 (See Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l) Units were made available for sale on August 1, 1997.
(m) Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2001


8. Accumulation Unit Values (Continued)


   Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units. All of the units are Class IB except for those sold through Incentive Life Plus Original Series, IL COLI, and Incentive Life COLI which are Class IA and Class IB units.


                                                                                Years Ended December 31,
                                                               ----------------------------------------------------------
                                                                   2001           2000           1999       1998     1997
                                                               ------------   ------------   -----------   ------   -----
EQ/Lazard Small Cap Value
------------------------------------------------------------
Incentive Life 2000 Sales 1999 and after, Incentive Life Plus 0.60% (g)
Unit Value, end of period ..................................     $ 134.71       $ 115.10            --     --       --
Net Assets (000's) .........................................     $  1,482       $    115            --     --       --
Number of units outstanding, end of period (000's) .........           11              1            --     --       --
Total Return ...............................................        17.04%         17.81%           --     --       --
Survivorship Incentive Life 0.60% (g)
Unit Value, end of period ..................................     $ 131.16       $ 112.07            --     --       --
Net Assets (000's) .........................................     $    787             --            --     --       --
Number of units outstanding, end of period (000's) .........            6             --            --     --       --
Total Return ...............................................        17.04%         17.81%           --     --       --
Survivorship 2000 0.90% (c)
Unit Value, end of period ..................................     $ 133.32       $ 114.26       $ 97.28     --       --
Net Assets (000's) .........................................           --             --            --     --       --
Number of units outstanding, end of period (000's) .........           --             --            --     --       --
Total Return ...............................................        16.68%         17.45%         0.82%    --       --
Accumulator Life 1.35% (f)
Unit Value, end of period ..................................     $ 132.19       $ 113.81            --     --       --
Net Assets (000's) .........................................           --             --            --     --       --
Number of units outstanding, end of period (000's) .........           --             --            --     --       --
Total Return ...............................................        16.15%         16.92%           --     --       --

----------
(a) Units were made available for sale on May 1, 1997.
(b) Units were made available for sale on August 20, 1997.
(c) Units were made available for sale on June 4, 1999.
(d) Units were made available for sale on August 30, 1999.
(e) Units were made available for sale on May 22, 2000.
(f) Units were made available for sale on June 22, 2000.
(g) Units were made available for sale on October 22, 2000.
(h) Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio occurred on May 18, 2001 (See Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l) Units were made available for sale on August 1, 1997.
(m) Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2001


8. Accumulation Unit Values (Continued)


   Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units. All of the units are Class IB except for those sold through Incentive Life Plus Original Series, IL COLI, and Incentive Life COLI which are Class IA and Class IB units.


                                                                          Years Ended December 31,
                                                               -----------------------------------------------
                                                                   2001        2000     1999     1998     1997
                                                               ------------   ------   ------   ------   -----
EQ/Marsico Focus
------------------------------------------------------------
Incentive Life Plus Original Series, IL COLI, Incentive Life COLI 0.00% (h)
Unit Value, end of period ..................................     $ 106.25     --       --       --       --
Net Assets (000's) .........................................           --     --       --       --       --
Number of units outstanding, end of period (000's) .........           --     --       --       --       --
Total Return ...............................................         7.87%    --       --       --       --
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life 2000 Sales 1999 and
after, Survivorship
Incentive Life 0.60% (h)
Unit Value, end of period ..................................     $ 106.09     --       --       --       --
Net Assets (000's) .........................................     $    637     --       --       --       --
Number of units outstanding, end of period (000's) .........            6     --       --       --       --
Total Return ...............................................         6.09%    --       --       --       --
Accumulator Life 1.35% (h)
Unit Value, end of period ..................................     $ 105.90     --       --       --       --
Net Assets (000's) .........................................           --     --       --       --       --
Number of units outstanding, end of period (000's) .........           --     --       --       --       --
Total Return ...............................................         7.63%    --       --       --       --

----------
(a) Units were made available for sale on May 1, 1997.
(b) Units were made available for sale on August 20, 1997.
(c) Units were made available for sale on June 4, 1999.
(d) Units were made available for sale on August 30, 1999.
(e) Units were made available for sale on May 22, 2000.
(f) Units were made available for sale on June 22, 2000.
(g) Units were made available for sale on October 22, 2000.
(h) Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio occurred on May 18, 2001 (See Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l) Units were made available for sale on August 1, 1997.
(m) Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2001


8. Accumulation Unit Values (Continued)


   Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units. All of the units are Class IB except for those sold through Incentive Life Plus Original Series, IL COLI, and Incentive Life COLI which are Class IA and Class IB units.


                                                                                 Years Ended December 31,
                                                             ----------------------------------------------------------------
                                                                 2001         2000         1999         1998         1997
                                                             ------------ ------------ ------------ ------------ ------------
EQ/Mercury Basic Value Equity
------------------------------------------------------------
Incentive Life Plus Original Series, IL COLI, Incentive Life COLI 0.00% (a)
Unit Value, end of period ..................................  $ 183.25     $ 173.64     $ 155.30     $ 130.57     $ 117.02
Net Assets (000's) .........................................  $ 17,592     $ 12,676     $  6,678     $  2,873     $    585
Number of units outstanding, end of period (000's) .........        96           73           43           22            5
Total Return ...............................................      5.53%       11.81%       19.00%       11.59%       17.02%
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life 2000 Series 1999 and after 0.60% (a)
Unit Value, end of period ..................................  $ 178.18     $ 169.86     $ 152.83     $ 129.27     $ 116.55
Net Assets (000's) .........................................  $ 68,777     $ 35,161     $ 29,649     $ 15,512     $  4,779
Number of units outstanding, end of period (000's) .........       386          207          194          120           41
Total Return ...............................................      4.90%       11.14%       18.23%       10.91%       16.55%
Survivorship Incentive Life 0.60% (c)
Unit Value, end of period ..................................  $ 116.52     $ 111.08     $  99.95           --           --
Net Assets (000's) .........................................  $  2,330     $    778     $    200           --           --
Number of units outstanding, end of period (000's) .........        20            7            2           --           --
Total Return ...............................................      4.90%       11.14%       18.23%          --           --
Accumulator Life 1.35% (f)
Unit Value, end of period ..................................  $ 132.83     $ 127.60           --           --           --
Net Assets (000's) .........................................        --           --           --           --           --
Number of units outstanding, end of period (000's) .........        --           --           --           --           --
Total Return ...............................................      4.10%       10.31%          --           --           --

----------
(a) Units were made available for sale on May 1, 1997.
(b) Units were made available for sale on August 20, 1997.
(c) Units were made available for sale on June 4, 1999.
(d) Units were made available for sale on August 30, 1999.
(e) Units were made available for sale on May 22, 2000.
(f) Units were made available for sale on June 22, 2000.
(g) Units were made available for sale on October 22, 2000.
(h) Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio occurred on May 18, 2001 (See Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l) Units were made available for sale on August 1, 1997.
(m) Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2001


8. Accumulation Unit Values (Continued)


   Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units. All of the units are Class IB except for those sold through Incentive Life Plus Original Series, IL COLI, and Incentive Life COLI which are Class IA and Class IB units.


                                                                                  Years Ended December 31,
                                                             ------------------------------------------------------------------
                                                                  2001          2000         1999         1998         1997
                                                             ------------- ------------- ------------ ------------ ------------
EQ/MFS Emerging Growth Companies
------------------------------------------------------------
Incentive Life Plus Original Series, IL COLI, Incentive Life COLI 0.00% (a)
Unit Value, end of period ..................................   $ 153.10      $ 232.15      $ 286.03    $ 164.70     $ 122.44
Net Assets (000's) .........................................   $ 24,190      $ 33,662      $ 28,031    $  5,106     $    490
Number of units outstanding, end of period (000's) .........        158           145            98          31            4
Total Return ...............................................    ( 34.05)%     ( 18.56)%       73.62%      34.51%       22.44%
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life 2000 Sales 1999 and after 0.60% (a)
Unit Value, end of period ..................................   $ 148.86      $ 227.09      $ 281.48    $ 163.05     $ 121.95
Net Assets (000's) .........................................   $173,124      $254,795      $193,377    $ 47,121     $  9,146
Number of units outstanding, end of period (000's) .........      1,163         1,122           687         289           75
Total Return ...............................................    ( 34.57)%     ( 19.32)%       72.63%      33.71%       21.95%
Survivorship Incentive Life 0.60% (c)
Unit Value, end of period ..................................   $  85.53      $ 130.48      $ 161.73          --           --
Net Assets (000's) .........................................   $  6,329      $  5,480      $    485          --           --
Number of units outstanding, end of period (000's) .........         74            42             3          --           --
Total Return ...............................................    ( 34.45)%     ( 19.32)%       72.63%         --           --
Accumulator Life 1.35% (f)
Unit Value, end of period ..................................   $  96.14      $ 147.79            --          --           --
Net Assets (000's) .........................................         --            --            --          --           --
Number of units outstanding, end of period (000's) .........         --            --            --          --           --
Total Return ...............................................    ( 34.95)%     ( 19.93)%          --          --           --

----------
(a) Units were made available for sale on May 1, 1997.
(b) Units were made available for sale on August 20, 1997.
(c) Units were made available for sale on June 4, 1999.
(d) Units were made available for sale on August 30, 1999.
(e) Units were made available for sale on May 22, 2000.
(f) Units were made available for sale on June 22, 2000.
(g) Units were made available for sale on October 22, 2000.
(h) Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio occurred on May 18, 2001 (See Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l) Units were made available for sale on August 1, 1997.
(m) Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2001


8. Accumulation Unit Values (Continued)


   Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units. All of the units are Class IB except for those sold through Incentive Life Plus Original Series, IL COLI, and Incentive Life COLI which are Class IA and Class IB units.


                                                                                 Years Ended December 31,
                                                               ------------------------------------------------------------
                                                                    2001           2000           1999        1998     1997
                                                               -------------   ------------   ------------   ------   -----
EQ/MFS Investors Trust
------------------------------------------------------------
Incentive Life Plus Original Series, IL COLI, Incentive Life COLI 0.00% (c)
Unit Value, end of period ..................................     $  86.36        $ 102.79      $ 103.50      --       --
Net Assets (000's) .........................................     $    518        $    411      $    104      --       --
Number of units outstanding, end of period (000's) .........            6               4             1      --       --
Total Return ...............................................       (15.98)%       (  0.77)%        8.76%     --       --
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life 2000 Sales 1999 and after,
Survivorship Incentive Life 0.60% (c)
Unit Value, end of period ..................................     $  85.03        $ 101.82      $ 103.15      --       --
Net Assets (000's) .........................................     $  3,486        $  1,731      $    309      --       --
Number of units outstanding, end of period (000's) .........           41              17             3      --       --
Total Return ...............................................       (16.49)%       (  1.29)%        8.06%     --       --
Accumulator Life 1.35% (f)
Unit Value, end of period ..................................     $  84.83        $ 102.36             --     --       --
Net Assets (000's) .........................................           --              --             --     --       --
Number of units outstanding, end of period (000's) .........           --              --             --     --       --
Total Return ...............................................       (17.12)%          2.03%            --     --       --

----------
(a) Units were made available for sale on May 1, 1997.
(b) Units were made available for sale on August 20, 1997.
(c) Units were made available for sale on June 4, 1999.
(d) Units were made available for sale on August 30, 1999.
(e) Units were made available for sale on May 22, 2000.
(f) Units were made available for sale on June 22, 2000.
(g) Units were made available for sale on October 22, 2000.
(h) Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio occurred on May 18, 2001 (See Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l) Units were made available for sale on August 1, 1997.
(m) Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2001


8. Accumulation Unit Values (Continued)


   Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units. All of the units are Class IB except for those sold through Incentive Life Plus Original Series, IL COLI, and Incentive Life COLI which are Class IA and Class IB units.


                                                                                 Years Ended December 31,
                                                             ----------------------------------------------------------------
                                                                 2001         2000         1999         1998         1997
                                                             ------------ ------------ ------------ ------------ ------------
EQ/MFS Research
------------------------------------------------------------
Incentive Life Plus Original Series, IL COLI, Incentive Life COLI 0.00% (a)
Unit Value, end of period ..................................   $ 131.34     $ 167.99    $ 177.32     $ 144.03     $ 116.05
Net Assets (000's) .........................................   $ 10,770     $ 12,095    $  7,270     $  3,025     $    348
Number of units outstanding, end of period (000's) .........         82           72          41           21            3
Total Return ...............................................    ( 21.82)%    (  5.25)%     23.12%       24.11%       16.05%
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life 2000 Sales 1999 and after 0.60% (a)
Unit Value, end of period ..................................   $ 127.70     $ 164.33    $ 174.50     $ 142.59     $ 115.59
Net Assets (000's) .........................................   $ 41,247     $ 48,477    $ 36,645     $ 22,672     $  6,589
Number of units outstanding, end of period (000's) .........        323          295         210          159           57
Total Return ...............................................    ( 22.29)%    (  5.83)%     22.38%       23.36%       15.59%
Survivorship Incentive Life 0.60% (c)
Unit Value, end of period ..................................   $  85.96     $ 110.61    $ 117.46           --           --
Net Assets (000's) .........................................   $  1,461     $  1,106    $    117           --           --
Number of units outstanding, end of period (000's) .........         17           10           1           --           --
Total Return ...............................................    ( 22.29)%    (  5.83)%     22.38%          --           --
Accumulator Life 1.35% (f)
Unit Value, end of period ..................................   $  88.20     $ 114.37           --          --           --
Net Assets (000's) .........................................         --           --           --          --           --
Number of units outstanding, end of period (000's) .........         --           --           --          --           --
Total Return ...............................................    ( 22.88)%    (  6.58)%         --          --           --

----------
(a) Units were made available for sale on May 1, 1997.
(b) Units were made available for sale on August 20, 1997.
(c) Units were made available for sale on June 4, 1999.
(d) Units were made available for sale on August 30, 1999.
(e) Units were made available for sale on May 22, 2000.
(f) Units were made available for sale on June 22, 2000.
(g) Units were made available for sale on October 22, 2000.
(h) Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio occurred on May 18, 2001 (See Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l) Units were made available for sale on August 1, 1997.
(m) Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2001


8. Accumulation Unit Values (Continued)


   Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units. All of the units are Class IB except for those sold through Incentive Life Plus Original Series, IL COLI, and Incentive Life COLI which are Class IA and Class IB units.


                                                                                 Years Ended December 31,
                                                             ----------------------------------------------------------------
                                                                 2001         2000         1999         1998         1997
                                                             ------------ ------------ ------------ ------------ ------------
EQ/Putnam Growth & Income Value
------------------------------------------------------------
Incentive Life Plus Original Series, IL COLI, Incentive Life COLI 0.00% (a)
Unit Value, end of period ..................................   $ 128.70    $ 138.10      $ 129.34    $ 131.12     $ 116.22
Net Assets (000's) .........................................   $  5,405    $   4,972     $  3,622    $  2,229    $     581
Number of units outstanding, end of period (000's) .........         42           36           28          17            5
Total Return ...............................................    (  6.81)%       6.78%     (  1.36)%     12.82%       16.22%
Incentive Life, Incentive Life 2000, Incentive Life Plus, Champion 2000, Incentive Life 2000 Sales 1999 and after 0.60% (a)
Unit Value, end of period ..................................   $ 125.14    $ 135.09      $ 127.28    $ 129.81     $ 115.75
Net Assets (000's) .........................................   $ 19,897    $  16,616     $ 16,165    $ 12,981    $   4,862
Number of units outstanding, end of period (000's) .........        159          123          127         100           42
Total Return ...............................................    (  7.37)%       6.14%     (  1.95)%     12.14%       15.75%
Survivorship Incentive Life 0.60% (c)
Unit Value, end of period ..................................   $  87.82    $  94.81      $  89.32          --           --
Net Assets (000's) .........................................   $  1,405    $     758     $     89          --           --
Number of units outstanding, end of period (000's) .........         16            8            1          --           --
Total Return ...............................................    (  7.37)%       6.14%     (  1.95)%        --           --
Accumulator Life 1.35% (f)
Unit Value, end of period ..................................   $  95.74    $ 104.15            --          --           --
Net Assets (000's) .........................................         --           --           --          --           --
Number of units outstanding, end of period (000's) .........         --           --           --          --           --
Total Return ...............................................    (  8.07)%       5.34%          --          --           --

----------
(a) Units were made available for sale on May 1, 1997.
(b) Units were made available for sale on August 20, 1997.
(c) Units were made available for sale on June 4, 1999.
(d) Units were made available for sale on August 30, 1999.
(e) Units were made available for sale on May 22, 2000.
(f) Units were made available for sale on June 22, 2000.
(g) Units were made available for sale on October 22, 2000.
(h) Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio occurred on May 18, 2001 (See Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l) Units were made available for sale on August 1, 1997.
(m) Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2001


8. Accumulation Unit Values (Continued)


   Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units. All of the units are Class IB except for those sold through Incentive Life Plus Original Series, IL COLI, and Incentive Life COLI which are Class IA and Class IB units.


                                                                                Years Ended December 31,
                                                               -----------------------------------------------------------
                                                                   2001           2000           1999        1998     1997
                                                               ------------   ------------   ------------   ------   -----
EQ/Putnam International Equity
------------------------------------------------------------
Incentive Life 2000 Sales 1999 and after, Incentive Life Plus 0.60% (c)
Unit Value, end of period ..................................     $ 102.91       $ 131.93      $ 151.37      --       --
Net Assets (000's) .........................................     $  1,749       $    660            --      --       --
Number of units outstanding, end of period (000's) .........           17              5            --      --       --
Total Return ...............................................       (22.00)%      ( 12.84)%       59.29%     --       --
Survivorship Incentive Life 0.60% (c)
Unit Value, end of period ..................................     $ 100.79       $ 129.21      $ 148.24      --       --
Net Assets (000's) .........................................     $    605       $    388            --      --       --
Number of units outstanding, end of period (000's) .........            6              3            --      --       --
Total Return ...............................................       (22.00)%      ( 12.84)%       59.29%     --       --
Survivorship 2000 0.90% (c)
Unit Value, end of period ..................................     $ 101.85       $ 130.96      $ 150.71      --       --
Net Assets (000's) .........................................           --             --            --      --       --
Number of units outstanding, end of period (000's) .........           --             --            --      --       --
Total Return ...............................................       (22.23)%      ( 13.10)%       58.81%     --       --
Accumulator Life 1.35% (f)
Unit Value, end of period ..................................     $  91.80       $ 118.59            --      --       --
Net Assets (000's) .........................................           --             --            --      --       --
Number of units outstanding, end of period (000's) .........           --             --            --      --       --
Total Return ...............................................       (22.59)%      ( 13.50)%          --      --       --

----------
(a) Units were made available for sale on May 1, 1997.
(b) Units were made available for sale on August 20, 1997.
(c) Units were made available for sale on June 4, 1999.
(d) Units were made available for sale on August 30, 1999.
(e) Units were made available for sale on May 22, 2000.
(f) Units were made available for sale on June 22, 2000.
(g) Units were made available for sale on October 22, 2000.
(h) Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio occurred on May 18, 2001 (See Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l) Units were made available for sale on August 1, 1997.
(m) Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2001


8. Accumulation Unit Values (Continued)


   Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units. All of the units are Class IB except for those sold through Incentive Life Plus Original Series, IL COLI, and Incentive Life COLI which are Class IA and Class IB units.


                                                                                 Years Ended December 31,
                                                               ------------------------------------------------------------
                                                                    2001           2000           1999        1998     1997
                                                               -------------   ------------   ------------   ------   -----
EQ/Putnam Investors Growth
------------------------------------------------------------
Incentive Life 2000 Sales 1999 and after, Incentive Life Plus 0.60% (c)
Unit Value, end of period ..................................     $  86.79        $ 115.58      $ 141.41      --       --
Net Assets (000's) .........................................     $  1,028        $    578            --      --       --
Number of units outstanding, end of period (000's) .........           13               5            --      --       --
Total Return ...............................................       (24.91)%       ( 18.27)%       29.48%     --       --
Survivorship Incentive Life 0.60% (c)
Unit Value, end of period ..................................     $  76.19        $ 101.47      $ 124.14      --       --
Net Assets (000's) .........................................     $    305        $    203            --      --       --
Number of units outstanding, end of period (000's) .........            4               2            --      --       --
Total Return ...............................................       (24.91)%         18.26%        29.48%     --       --
Survivorship 2000 0.90% (d)
Unit Value, end of period ..................................     $  85.89        $ 114.73      $ 140.79      --       --
Net Assets (000's) .........................................           --              --            --      --       --
Number of units outstanding, end of period (000's) .........           --              --            --      --       --
Total Return ...............................................       (25.14)%       ( 18.51)%       29.09%     --       --
Accumulator Life 1.35% (f)
Unit Value, end of period ..................................     $  74.09        $  99.43            --      --       --
Net Assets (000's) .........................................           --              --            --      --       --
Number of units outstanding, end of period (000's) .........           --              --            --      --       --
Total Return ...............................................       (25.48)%       ( 18.88)%          --      --       --

----------
(a) Units were made available for sale on May 1, 1997.
(b) Units were made available for sale on August 20, 1997.
(c) Units were made available for sale on June 4, 1999.
(d) Units were made available for sale on August 30, 1999.
(e) Units were made available for sale on May 22, 2000.
(f) Units were made available for sale on June 22, 2000.
(g) Units were made available for sale on October 22, 2000.
(h) Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio occurred on May 18, 2001 (See Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l) Units were made available for sale on August 1, 1997.
(m) Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

Notes to Financial Statements (Continued)

December 31, 2001


8. Accumulation Unit Values (Concluded)


   Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% and 1.35% annualized) excludes the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units. All of the units are Class IB except for those sold through Incentive Life Plus Original Series, IL COLI, and Incentive Life COLI which are Class IA and Class IB units.


                                                                                        Years Ended December 31,
                                                                           ---------------------------------------------------
                                                                               2001         2000         1999      1998   1997
                                                                           ------------ ------------ ------------ ------ -----
EQ/Small Company Index
--------------------------------------------------------------------------
Incentive Life 2000 Sales 1999 and after, Incentive Life Plus 0.60% (c)
Unit Value, end of period ................................................  $ 113.24     $ 111.63     $ 116.25     --     --
Net Assets (000's) .......................................................  $    566           --           --     --     --
Number of units outstanding, end of period (000's) .......................         5           --           --     --     --
Total Return .............................................................      1.44%       (3.98)%      20.00%    --     --
Survivorship Incentive Life 0.60% (c)
Unit Value, end of period ................................................  $ 111.79     $ 110.20     $ 114.76     --     --
Net Assets (000's) .......................................................        --           --           --     --     --
Number of units outstanding, end of period (000's) .......................        --           --           --     --     --
Total Return .............................................................      1.44%       (3.97)%      14.76%    --     --
Survivorship 2000 0.90% (m)
Unit Value, end of period ................................................  $ 112.07     $ 110.81     $ 115.75     --     --
Net Assets (000's) .......................................................        --           --           --     --     --
Number of units outstanding, end of period (000's) .......................        --           --           --     --     --
Total Return .............................................................      1.13%       (4.26)%      19.64%    --     --
Accumulator Life 1.35% (f)
Unit Value, end of period ................................................  $ 101.48     $ 100.79           --     --     --
Net Assets (000's) .......................................................        --           --           --     --     --
Number of units outstanding, end of period (000's) .......................        --           --           --     --     --
Total Return .............................................................      0.65%        4.70%          --     --     --

----------------------

(a) Units were made available for sale on May 1, 1997.
(b) Units were made available for sale on August 20, 1997.
(c) Units were made available for sale on June 4, 1999.
(d) Units were made available for sale on August 30, 1999.
(e) Units were made available for sale on May 22, 2000.
(f) Units were made available for sale on June 22, 2000.
(g) Units were made available for sale on October 22, 2000.
(h) Units were made available for sale on October 22, 2001.
(i) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Diversified Value Portfolio occurred on May 18, 2001 (See Note 5).
(j) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for EQ/Balanced Portfolio occurred on May 18, 2001 (See Note 5).
(k) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000 (See Note 5).
(l) Units were made available for sale on August 1, 1997.
(m) Units were made available for sale on January 1, 1999.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP

Notes to Financial Statements (Concluded)

December 31, 2001


9. Investment Income ratio

   Shown below is the Investment Income ratio throughout the periods indicated. These amounts represent the dividends, excluding distributions of capital gains, received by the Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk chages, that result in direct reductions in the unit values. The recognition of investment income by the Account is affected by the timing of the declaration of dividends by the underlying fund in which the Account invests.



                                                                  Years Ended December 31,
                                               --------------------------------------------------------------
                                                  2001         2000         1999         1998         1997
                                               ----------   ----------   ----------   ----------   ----------
 EQ/Aggressive Stock .......................   0.49%         0.36%        0.33%        0.45%       0.15%
 EQ/Alliance Common Stock ..................   2.37%         0.61%        0.59%        0.61%       0.56%
 EQ/Alliance High Yield ....................   9.74%        10.46%       10.74%       10.51%       9.62%
 EQ/Alliance Money Market ..................   3.41%         5.76%        4.74%        5.00%       4.73%
 EQ/Alliance Premier Growth ................     --          0.93%        0.76%          --          --
 EQ/Alliance Small Cap Growth ..............   1.04%           --           --         0.01%       0.05%
 EQ/Alliance Technology ....................   0.01%           --           --           --          --
 EQ/Balanced ...............................   2.85%         3.23%        2.75%        2.65%       3.22%
 EQ/Bernstein Diversified Value ............   1.39%         2.16%          --           --          --
 EQ/Capital Guardian International .........   1.87%         0.66%          --           --          --
 EQ/Capital Guardian Research ..............   0.26%         2.11%        0.48%          --          --
 EQ/Capital Guardian US Equity .............   0.48%         2.75%        1.56%          --          --
 EQ/Emerging Markets Equity ................     --          7.80%        1.77%        0.48%       0.87%
 EQ/Equity 500 Index .......................   1.04%         0.64%        1.12%        1.15%       1.53%
 EQ/Evergreen Omega ........................   0.01%         0.36%        1.04%          --          --
 EQ/FI Mid Cap .............................   0.24%         0.39%          --           --          --
 EQ/FI Small/Mid Cap Value .................   0.71%         1.01%        0.18%        0.51%       1.37%
 EQ/International Equity Index .............   0.33%         0.54%        4.28%          --          --
 EQ/J.P. Morgan Core Bond ..................   6.57%        12.68%       13.75%          --          --
 EQ/Janus Large Cap Growth .................   0.01%         0.33%          --           --          --
 EQ/Lazard Small Cap Value .................   7.28%         5.58%          --           --          --
 EQ/Marsico Focus ..........................     --            --           --           --          --
 EQ/Mercury Basic Value Equity .............   3.87%         5.50%        8.01%        6.05%       2.41%
 EQ/MFS Emerging Growth Companies ..........   0.02%         2.02%        2.92%          --        5.91%
 EQ/MFS Investors Trust ....................   0.54%         0.54%        0.92%          --          --
 EQ/MFS Research ...........................   0.11%         0.89%        2.90%        0.37%       2.43%
 EQ/Putnam Growth and Income Value .........   1.02%         1.05%        7.93%        2.20%       2.02%
 EQ/Putnam International Equity ............   0.96%        16.34%       20.47%          --          --
 EQ/Putnam Investors Growth ................     --          1.03%        5.87%          --          --
 EQ/Small Company Index ....................   1.15%        15.71%          --           --          --

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholder of The Equitable Life Assurance Society of the United States

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of earnings, of shareholder's equity and comprehensive income and of cash flows present fairly, in all material respects, the financial position of The Equitable Life Assurance Society of the United States and its subsidiaries ("Equitable Life") at December 31, 2001 and December 31, 2000, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2001 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of Equitable Life's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.




PricewaterhouseCoopers LLP
New York, New York
February 6, 2002, except as to Note 15, for which the date is February 28, 2002

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2001 AND 2000

                                                                DECEMBER 31  December 31,
                                                                   2001         2000
                                                                ------------ ------------
                                                                       (IN MILLIONS)
ASSETS
Investments:
  Fixed maturities:
    Available for sale, at estimated fair value .............   $   23,265.9   $   20,659.4
    Held to maturity, at amortized cost .....................           --            204.6
  Mortgage loans on real estate .............................        4,333.3        4,712.6
  Equity real estate ........................................          875.7        1,017.8
  Policy loans ..............................................        4,100.7        4,034.6
  Other equity investments ..................................          756.6        2,427.2
  Other invested assets .....................................          738.2          765.8
                                                                ------------   ------------
      Total investments .....................................       34,070.4       33,822.0
Cash and cash equivalents ...................................          627.8        2,116.8
Cash and securities segregated, at estimated fair value .....        1,415.2        1,306.3
Broker-dealer related receivables ...........................        1,950.9        1,900.3
Deferred policy acquisition costs ...........................        5,513.7        5,128.8
Intangible assets, net ......................................        3,370.2        3,525.8
Amounts due from reinsurers .................................        2,233.7        2,097.9
Loans to affiliates .........................................          400.0           --
Other assets ................................................        3,754.1        3,787.4
Separate Accounts assets ....................................       46,947.3       51,705.9
                                                                ------------   ------------

TOTAL ASSETS ................................................   $  100,283.3   $  105,391.2
                                                                ============   ============

LIABILITIES
Policyholders' account balances .............................   $   20,939.1   $   20,445.8
Future policy benefits and other policyholders liabilities ..       13,539.4       13,432.1
Broker-dealer related payables ..............................        1,260.7        1,283.0
Customers related payables ..................................        1,814.5        1,636.9
Amounts due to reinsurers ...................................          798.5          730.3
Short-term and long-term debt ...............................        1,475.5        1,630.2
Federal income taxes payable ................................        1,885.0        2,003.3
Other liabilities ...........................................        1,702.0        1,650.7
Separate Accounts liabilities ...............................       46,875.5       51,632.1
Minority interest in equity of consolidated subsidiaries ....        1,776.0        1,820.4
Minority interest subject to redemption rights ..............          651.4          681.1
                                                                ------------   ------------
      Total liabilities .....................................       92,717.6       96,945.9
                                                                ------------   ------------

Commitments and contingencies (Notes 11, 13, 14, 15, 16)

SHAREHOLDER'S EQUITY
Common stock, $1.25 par value, 2.0 million shares authorized,
  issued and outstanding ....................................            2.5            2.5
Capital in excess of par value ..............................        4,694.6        4,723.8
Retained earnings ...........................................        2,653.2        3,706.2
Accumulated other comprehensive income ......................          215.4           12.8
                                                                ------------   ------------
      Total shareholder's equity ............................        7,565.7        8,445.3
                                                                ------------   ------------

TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY ..................   $  100,283.3   $  105,391.2
                                                                ============   ============

                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                       CONSOLIDATED STATEMENTS OF EARNINGS
                  YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                                    2001          2000          1999
                                                                 ----------    ----------    ----------
                                                                             (IN MILLIONS)
REVENUES
Universal life and investment-type product policy fee
  income .....................................................   $  1,342.3    $  1,413.3    $  1,257.5
Premiums .....................................................      1,019.9       1,175.0       1,177.1
Net investment income ........................................      2,404.3       2,751.9       2,815.1
Gain on sale of equity investee ..............................         --         1,962.0          --
Investment losses, net .......................................       (207.3)       (791.8)       (108.2)
Commissions, fees and other income ...........................      3,108.5       2,730.8       2,178.2
                                                                 ----------    ----------    ----------
      Total revenues .........................................      7,667.7       9,241.2       7,319.7
                                                                 ----------    ----------    ----------

BENEFITS AND OTHER DEDUCTIONS
Policyholders' benefits ......................................      1,886.9       2,060.3       2,048.6
Interest credited to policyholders' account balances .........        981.7       1,048.5       1,092.8
Compensation and benefits ....................................      1,221.1         809.0       1,020.1
Commissions ..................................................        742.1         779.3         528.7
Distribution plan payments ...................................        488.0         476.0         346.6
Amortization of deferred sales commissions ...................        230.8         219.7         163.9
Interest expense .............................................        102.6         116.3          93.0
Amortization of deferred policy acquisition costs ............        287.9         309.0         380.0
Capitalization of deferred policy acquisition costs ..........       (746.4)       (778.1)       (709.8)
Writedown of deferred policy acquisition costs ...............         --            --           131.7
Rent expense .................................................        156.2         120.1         113.9
Amortization of intangible assets, net .......................        178.2          65.0           4.9
Expenses related to AXA's minority interest acquisition ......         --           493.9          --
Other operating costs and expenses ...........................        845.7         936.7         795.4
                                                                 ----------    ----------    ----------
      Total benefits and other deductions ....................      6,374.8       6,655.7       6,009.8
                                                                 ----------    ----------    ----------

Earnings from continuing operations before Federal
  income taxes and minority interest .........................      1,292.9       2,585.5       1,309.9
Federal income tax expense ...................................       (316.2)       (958.3)       (332.0)
Minority interest in net income of consolidated subsidiaries .       (370.1)       (330.3)       (199.4)
                                                                 ----------    ----------    ----------

Earnings from continuing operations ..........................        606.6       1,296.9         778.5
Earnings from discontinued operations, net of Federal
    income taxes .............................................         43.9          58.6          28.1
Cumulative effect of accounting change, net of Federal
    income taxes .............................................         (3.5)         --            --
                                                                 ----------    ----------    ----------
Net Earnings .................................................   $    647.0    $  1,355.5    $    806.6
                                                                 ==========    ==========    ==========


                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY AND COMPREHENSIVE INCOME
                  YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                                  2001          2000          1999
                                                               ----------    ----------    ----------
                                                                            (IN MILLIONS)
Common stock, at par value, beginning and end of year ......   $      2.5    $      2.5    $      2.5
                                                               ----------    ----------    ----------

Capital in excess of par value, beginning of year ..........      4,723.8       3,557.2       3,110.2
(Decrease) increase in additional paid in capital in
  excess of par value ......................................        (29.2)      1,166.6         447.0
                                                               ----------    ----------    ----------
Capital in excess of par value, end of year ................      4,694.6       4,723.8       3,557.2
                                                               ----------    ----------    ----------

Retained earnings, beginning of year .......................      3,706.2       2,600.7       1,944.1
Net earnings ...............................................        647.0       1,355.5         806.6
Shareholder dividends paid .................................     (1,700.0)       (250.0)       (150.0)
                                                               ----------    ----------    ----------
Retained earnings, end of year .............................      2,653.2       3,706.2       2,600.7
                                                               ----------    ----------    ----------

Accumulated other comprehensive income (loss),
  beginning of year ........................................         12.8        (392.9)        355.8
Other comprehensive income (loss) ..........................        202.6         405.7        (748.7)
                                                               ----------    ----------    ----------
Accumulated other comprehensive income (loss), end of year .        215.4          12.8        (392.9)
                                                               ----------    ----------    ----------

TOTAL SHAREHOLDER'S EQUITY, END OF YEAR ....................   $  7,565.7    $  8,445.3    $  5,767.5
                                                               ==========    ==========    ==========

COMPREHENSIVE INCOME
Net earnings ...............................................   $    647.0    $  1,355.5    $    806.6
                                                               ----------    ----------    ----------
Change in unrealized gains (losses), net of reclassification
   adjustments .............................................        202.6         405.7        (776.9)
Minimum pension liability adjustment .......................         --            --            28.2
                                                               ----------    ----------    ----------
Other comprehensive income (loss) ..........................        202.6         405.7        (748.7)
                                                               ----------    ----------    ----------
COMPREHENSIVE INCOME .......................................   $    849.6    $  1,761.2    $     57.9
                                                               ==========    ==========    ==========












                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999



                                                                               2001          2000          1999
                                                                           -----------    ----------    -----------
                                                                                        (IN MILLIONS)

Net earnings .........................................................     $     647.0    $  1,355.5    $     806.6
Adjustments to reconcile net earnings to net cash provided
  by operating activities:
  Interest credited to policyholders' account balances ...............           981.7       1,048.5        1,092.8
  Universal life and investment-type product
    policy fee income ................................................        (1,342.3)     (1,413.3)      (1,257.5)
  Net change in broker-dealer and customer related
    receivables/payables .............................................           181.0        (422.9)        (119.9)
  Gain on sale of equity investee ....................................            --        (1,962.0)          --
  Investment losses, net .............................................           207.3         791.8          108.2
  Expenses related to AXA's minority interest acquisition ............            --           493.9           --
  Change in deferred policy acquisition costs ........................          (456.5)       (462.4)        (195.2)
  Change in future policy benefits ...................................           (15.1)       (825.6)          23.8
  Change in property and equipment ...................................          (228.5)       (321.0)        (256.3)
  Change in Federal income tax payable ...............................          (231.5)      2,100.2          134.8
  Purchase of segregated cash and securities, net ....................          (108.8)       (610.4)          --
  Other, net .........................................................           485.4         289.3           18.7
                                                                           -----------    ----------    -----------

Net cash provided by operating activities ............................           119.7          61.6          356.0
                                                                           -----------    ----------    -----------

Cash flows from investing activities:
  Maturities and repayments ..........................................         2,454.6       2,525.3        2,512.3
  Sales ..............................................................         9,285.2       8,069.2        7,729.5
  Purchases ..........................................................       (11,833.9)     (9,660.0)     (11,439.5)
  Decrease (increase) in short-term investments ......................           159.6         141.5         (182.0)
  Sale of equity investee ............................................            --         1,580.6           --
  Subsidiary acquisition .............................................            --        (1,480.0)          --
  Loans to affiliates ................................................          (400.0)         --             --
  Other, net .........................................................           (79.4)       (162.1)         (94.0)
                                                                           -----------    ----------    -----------

Net cash (used) provided by investing activities .....................          (413.9)      1,014.5       (1,473.7)
                                                                           -----------    ----------    -----------

Cash flows from financing activities: Policyholders' account balances:
    Deposits .........................................................         3,198.8       2,695.6        2,403.3
    Withdrawals and transfers to Separate Accounts ...................        (2,458.1)     (3,941.8)      (1,818.7)
  Net (decrease) increase in short-term financings ...................          (552.8)        225.2          378.2
  Additions to long-term debt ........................................           398.1            .3             .2
  Shareholder dividends paid .........................................        (1,700.0)       (250.0)        (150.0)
  Proceeds from newly issued Alliance units ..........................            --         1,600.0           --
  Other, net .........................................................           (80.8)         15.6         (183.6)
                                                                           -----------    ----------    -----------

Net cash (used) provided by financing activities .....................        (1,194.8)        344.9          629.4
                                                                           -----------    ----------    -----------

Change in cash and cash equivalents ..................................        (1,489.0)      1,421.0         (488.3)
Cash and cash equivalents, beginning of year .........................         2,116.8         695.8        1,184.1
                                                                           -----------    ----------    -----------

Cash and Cash Equivalents, End of Year ...............................     $     627.8    $  2,116.8    $     695.8
                                                                           ===========    ==========    ===========

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999
                                    CONTINUED

                                         2001       2000       1999
                                       --------   --------   --------
                                                (IN MILLIONS)
Supplemental cash flow information
  Interest Paid ..................     $   82.1   $   97.0   $   92.2
                                       ========   ========   ========
  Income Taxes Paid ..............     $  524.2   $  358.2   $  116.5
                                       ========   ========   ========



                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1)      ORGANIZATION

        The Equitable Life Assurance Society of the United States ("Equitable Life") is an indirect, wholly owned subsidiary of AXA Financial, Inc. (the "Holding Company," and collectively with its consolidated subsidiaries, "AXA Financial"). Equitable Life's insurance business is conducted principally by Equitable Life and its wholly owned life insurance subsidiary, Equitable of Colorado ("EOC"). Equitable Life's investment management business, which comprises the Investment Services segment, is principally conducted by Alliance Capital Management L.P. ("Alliance"), and, through November 3, 2000, Donaldson, Lufkin & Jenrette, Inc. ("DLJ"), an investment banking and brokerage affiliate which was sold. On September 20, 1999, as part of AXA Financial's "branding" strategic initiative, EQ Financial Consultants, Inc., a broker-dealer subsidiary of Equitable Life, was merged into a new company, AXA Advisors, LLC ("AXA Advisors"). Also, on September 21, 1999, AXA Advisors was transferred by Equitable Life to AXA Distribution Holding Corporation ("AXA Distribution"), a wholly owned indirect subsidiary of the Holding Company, for $15.3 million. The excess of the sales price over AXA Advisors' book value has been recorded in Equitable Life's books as a capital contribution. In February 2000, Equitable Life transferred AXA Network, LLC ("AXA Network") to AXA Distribution for $8.7 million. The excess of sales price over AXA Network's book value has been recorded in Equitable Life's financial statements as a capital contribution. Equitable Life continues to develop and market the "Equitable" brand of life and annuity products, while AXA Distribution's subsidiaries provide financial planning services, distribute products and manage customer relationships.

        In October 2000, Alliance acquired substantially all of the assets and liabilities of Sanford C. Bernstein Inc. ("Bernstein") for an aggregate current value of approximately $3.50 billion: $1.48 billion in cash and
        40.8 million newly issued units in Alliance ("Alliance Units"). The Holding Company provided Alliance with the cash portion of the consideration by purchasing approximately 32.6 million Alliance Units for $1.60 billion in June 2000. Equitable Life and, collectively with its consolidated subsidiaries (the "Company"), recorded a non-cash gain of $416.2 million (net of related Federal income tax of $224.1 million) related to the Holding Company's purchase of Alliance Units which is reflected as an addition to capital in excess of par value. The acquisition was accounted for under the purchase method with the results of Bernstein included in the consolidated financial statements from the acquisition date. The excess of the purchase price over the fair value of net assets acquired resulted in the recognition of goodwill and intangible assets of approximately $3.40 billion and is being amortized over an estimated overall 20 year life. In connection with the issuance of Alliance Units to former Bernstein shareholders, the Company recorded a non-cash gain of $393.5 million (net of related Federal income tax of $211.9 million) which is reflected as an addition to capital in excess of par value. The Company's consolidated economic interest in Alliance was 39.2% at December 31, 2001, and together with the Holding Company's economic interest in Alliance exceeds 50%. In 1999, Alliance reorganized into Alliance Capital Management Holding L.P. ("Alliance Holding") and Alliance. Alliance Holding's principal asset is its interest in Alliance and it functions as a holding entity through which holders of its publicly traded units own an indirect interest in Alliance, the operating partnership. The Company exchanged substantially all of its Alliance Holding units for Alliance Units.

        AXA, a French holding company for an international group of insurance and related financial services companies, has been the Holding Company's largest shareholder since 1992. In October 2000, the Board of Directors of the Holding Company, acting upon a unanimous recommendation of a special committee of independent directors, approved an agreement with AXA for the acquisition of the approximately 40% of outstanding Holding Company common stock ("Common Stock") it did not already own. Under terms of the agreement, the minority shareholders of the Holding Company would receive $35.75 in cash and 0.295 of an AXA American Depositary Receipt ("AXA ADR") (before giving effect to AXA's May 2001 four-for-one stock split and related change in ADRs' parity) for each Holding Company share. On January 2, 2001, AXA Merger Corp. ("AXA Merger"), a wholly owned subsidiary of AXA, was merged with and into the Holding Company, resulting in AXA Financial becoming a wholly owned subsidiary of AXA.

        Effective January 1, 2002, AXA Client Solutions, LLC ("AXA Client Solutions"), a wholly owned subsidiary of the Holding Company, transferred to the Holding Company all of the outstanding equity in Equitable Life and AXA Distribution. Accordingly, those two companies are now direct, wholly owned subsidiaries of the Holding Company.

2)      SIGNIFICANT ACCOUNTING POLICIES

        Basis of Presentation and Principles of Consolidation

        The preparation of the accompanying consolidated financial statements in conformity with U.S. generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions (including normal, recurring accruals) that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The accompanying consolidated financial statements reflect all adjustments (which include only normal recurring adjustments) necessary in the opinion of management to present fairly the consolidated financial position of the Company and its consolidated results of operations and cash flows for the periods presented.

        The accompanying consolidated financial statements include the accounts of Equitable Life and its subsidiary engaged in insurance related businesses (collectively, the "Insurance Group"); other subsidiaries, principally Alliance; and those partnerships and joint ventures in which Equitable Life or its subsidiaries has control and a majority economic interest. The Company's investment in DLJ, which was sold in November 2000, was reported on the equity basis of accounting.

        All significant intercompany transactions and balances except those with discontinued operations (see Note 8) have been eliminated in consolidation. The years "2001," "2000" and "1999" refer to the years ended December 31, 2001, 2000 and 1999, respectively. Certain reclassifications have been made in the amounts presented for prior periods to conform those periods with the current presentation.

        Closed Block

        When it demutualized on July 22, 1992, Equitable Life established a Closed Block for the benefit of certain individual participating policies which were in force on that date. The assets allocated to the Closed Block, together with anticipated revenues from policies included in the Closed Block, were reasonably expected to be sufficient to support such business, including provision for the payment of claims, certain expenses and taxes, and for continuation of dividend scales payable in 1991, assuming the experience underlying such scales continues.

        Assets allocated to the Closed Block inure solely to the benefit of the Closed Block policyholders and will not revert to the benefit of the Holding Company. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of Equitable Life's General Account, any of its Separate Accounts or any affiliate of Equitable Life without the approval of the New York Superintendent of Insurance (the "Superintendent"). Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account. The excess of Closed Block liabilities over Closed Block assets represents the expected future post-tax contribution from the Closed Block which would be recognized in income over the period the policies and contracts in the Closed Block remain in force.

        Discontinued Operations

        In 1991, management discontinued the business of certain pension operations ("Discontinued Operations"). Discontinued Operations at December 31, 2001 principally consists of the Group Non-Participating Wind-Up Annuities ("Wind-Up Annuities"), for which a premium deficiency reserve has been established. Management reviews the adequacy of the allowance for future losses each quarter and makes adjustments when necessary. Management believes the allowance for future losses at December 31, 2001 is adequate to provide for all future losses; however, the quarterly allowance review continues to involve numerous estimates and subjective judgments regarding the expected performance of invested assets ("Discontinued Operations Investment Assets") held by Discontinued Operations. There can be no assurance the losses provided for will not differ from the losses ultimately realized. To the extent actual results or future projections of the discontinued operations differ from management's current best estimates and assumptions underlying the allowance for future losses, the difference would be reflected in the consolidated statements of earnings in discontinued operations. In particular, to the extent income, sales proceeds and holding periods for equity real estate differ from management's previous assumptions, periodic adjustments to the allowance are likely to result (see Note 8).

        New Accounting Pronouncements

        On January 1, 2001, the Company adopted Statement of Financial Accounting Standards ("SFAS") No. 133, as amended, that established new accounting and reporting standards for all derivative instruments, including certain derivatives embedded in other contracts, and for hedging activities. Free-standing derivative instruments maintained by the Company at January 1, 2001 included interest rate caps, floors and collars intended to hedge crediting rates on interest-sensitive individual annuity contracts and certain reinsurance contracts. Based upon guidance from the Financial Accounting Standards Board ("FASB") and the Derivatives Implementation Group ("DIG"), caps, floors and collars could not be designated in a qualifying hedging relationship under SFAS No. 133 and, consequently, require mark-to-market accounting through earnings for changes in their fair values beginning January 1, 2001. In accordance with the transition provisions of SFAS No. 133, the Company recorded a cumulative-effect-type charge to earnings of $3.5 million to recognize the difference between the carrying values and fair values of free standing derivative instruments at January 1, 2001. With respect to adoption of the requirements on embedded derivatives, the Company elected a January 1, 1999 transition date, thereby effectively "grandfathering" existing accounting for derivatives embedded in hybrid instruments acquired, issued, or substantively modified before that date. As a consequence of this election, coupled with interpretive guidance from the FASB and the DIG with respect to issues specifically related to insurance contracts and features, adoption of the new requirements for embedded derivatives had no material impact on the Company's results of operation or its financial position. Upon its adoption of SFAS No. 133, the Company reclassified $256.7 million of held-to-maturity securities as available-for-sale. This reclassification resulted in an after-tax cumulative-effect-type adjustment of $8.9 million in other comprehensive income, representing the after-tax unrealized gain on these securities at January 1, 2001.

        The Company adopted the American Institute of Certified Public Accountants ("AICPA") Statement of Position ("SOP") 00-3, which established new accounting and reporting standards for demutualizations, prospectively as of January 1, 2001 with no financial impact upon initial implementation. Prior period reclassifications have been made to include Closed Block assets, liabilities, revenues and expenses on a line-by-line basis as required by SOP 00-3.

        SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" provides the accounting and reporting rules for sales, securitizations, servicing of receivables and other financial assets, for secured borrowings and collateral transactions and extinguishments of liabilities. SFAS No. 140 emphasizes the legal form of the transfer rather than the previous accounting that was based upon the risks and rewards of ownership. SFAS No. 140 is effective for transfers after March 31, 2001 and is principally applied prospectively. During 2001, no significant transactions were impacted by SFAS No. 140.

        In June 2001, the FASB issued SFAS No. 141, "Business Combinations," SFAS No. 142, "Goodwill and Other Intangible Assets," and SFAS No. 144, "Accounting for the Impairment or Disposal of Long-lived Assets". SFAS No. 141 requires all business combinations initiated after June 30, 2001 to be accounted for using only the purchase method. Under SFAS No. 142, goodwill and intangible assets deemed to have indefinite lives will no longer be amortized but will be tested for impairment. Other intangible assets will continue to be amortized over their useful lives and periodically tested for recoverability. Adoption of SFAS No. 142 is required as of January 1, 2002, at which time the amortization of goodwill ceases. Amortization of goodwill and other intangible assets for 2001 was approximately $95.9 million, net of minority interest of $82.3 million, of which $84.7 million, net of minority interest of $72.4 million, related to goodwill. Impairment losses for goodwill and indefinite-lived intangible assets that result from initial application of SFAS No. 142 will be reported as the cumulative effect of a change in accounting principle. Management's preliminary analysis suggests that no impairment of goodwill should result upon adoption of SFAS No. 142. Management will be formally assessing the impairment aspect of implementation of SFAS No. 142 during 2002. SFAS No. 144, effective beginning in first quarter 2002, retains many of the fundamental recognition and measurement provisions previously required by SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets to be Disposed of", except for the removal of goodwill from its scope and inclusion of specific guidance on cash flow recoverability testing and the criteria that must be met to classify a long-lived asset as held-for-sale. SFAS No. 144 will have no effect on the net earnings of the Company upon its adoption on January 1, 2002.

        Investments

        The carrying values of fixed maturities identified as available for sale are reported at estimated fair value. Changes in estimated fair value are reported in comprehensive income. Those fixed maturities which the Company has both the ability and the intent to hold to maturity are stated principally at amortized cost. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary.

        Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. Valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or on its collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the collateral value measurement method is used.

        Impaired mortgage loans without provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

        Real estate, including real estate acquired in satisfaction of debt, is stated at depreciated cost less valuation allowances. At the date of foreclosure (including in-substance foreclosure), real estate acquired in satisfaction of debt is valued at estimated fair value. Impaired real estate is written down to fair value with the impairment loss being included in investment gains (losses), net. Valuation allowances on real estate held for sale are computed using the lower of depreciated cost or current estimated fair value, net of disposition costs. Depreciation is discontinued on real estate held for sale.

        Depreciation of real estate held for production of income is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years.

        Valuation allowances are netted against the asset categories to which they apply.

        Policy loans are stated at unpaid principal balances.

        Partnerships and joint venture interests in which the Company has control and a majority economic interest (that is, greater than 50% of the economic return generated by the entity) are consolidated; those in which the Company does not have control and a majority economic interest are reported on the equity basis of accounting and are included either with equity real estate or other equity investments, as appropriate.

        Equity securities includes common stock classified as both trading and available for sale securities and non-redeemable preferred stock; they are carried at estimated fair value and are included in other equity investments.

        Short-term investments are stated at amortized cost which approximates fair value and are included with other invested assets.

        Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

        All securities owned as well as United States government and agency securities, mortgage-backed securities, futures and forwards transactions are recorded in the consolidated financial statements on a trade date basis.

        Net Investment Income, Investment Gains (Losses), Net and Unrealized Investment Gains (Losses)

        Net investment income and realized investment gains (losses), net ("investment results") related to certain participating group annuity contracts which are passed through to the contractholders are offset in amounts reflected as interest credited to policyholders' account balances.

        Realized investment gains (losses) are determined by identification with the specific asset and are presented as a component of revenue. Changes in the valuation allowances are included in investment gains or losses.

        Realized and unrealized holding gains (losses) on trading securities are reflected in net investment income.

        Unrealized investment gains and losses on fixed maturities and equity securities available for sale held by the Company are accounted for as a separate component of accumulated comprehensive income, net of related deferred Federal income taxes, amounts attributable to Discontinued Operations, Closed Block policyholders dividend obligation, participating group annuity contracts and deferred policy acquisition costs ("DAC") related to universal life and investment-type products and participating traditional life contracts.

        Recognition of Insurance Income and Related Expenses

        Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

        Premiums from participating and non-participating traditional life and annuity policies with life contingencies generally are recognized as income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

        For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as income when due with any excess profit deferred and recognized in income in a constant relationship to insurance in force or, for annuities, the amount of expected future benefit payments.

        Premiums from individual health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

        Deferred Policy Acquisition Costs

        Acquisition costs, including commissions, underwriting, agency and policy issue expenses, all of which vary with and primarily are related to new business, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

        For universal life products and investment-type products, DAC is amortized over the expected total life of the contract group as a constant percentage of estimated gross profits arising principally from investment results, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. The effect on the amortization of DAC of revisions to estimated gross profits is reflected in earnings in the period such estimated gross profits are revised. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to accumulated comprehensive income in consolidated shareholder's equity as of the balance sheet date.

        For participating traditional life policies (substantially all of which are in the Closed Block), DAC is amortized over the expected total life of the contract group as a constant percentage based on the present value of the estimated gross margin amounts expected to be realized over the life of the contracts using the expected investment yield. At December 31, 2001, the expected investment yield, excluding policy loans, was 8.0% over a 40 year period. Estimated gross margin includes anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. The effect on the amortization of DAC of revisions to estimated gross margins is reflected in earnings in the period such estimated gross margins are revised. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to accumulated comprehensive income in consolidated shareholder's equity as of the balance sheet date.

        For non-participating traditional life policies, DAC is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy.

        In second quarter 1999, management completed a study of the cash flows and liability characteristics of its insurance product lines as compared to the expected cash flows of the underlying assets. That analysis reflected an assessment of the potential impact on future operating cash flows from current economic conditions and trends, including rising interest rates and securities market volatility and the impact of increasing competitiveness within the insurance marketplace (evidenced, for example, by the proliferation of bonus annuity products) on in force business. The review indicated that changes to the then-current invested asset allocation strategy were required to reposition assets with greater price volatility away from products with demand liquidity characteristics to support those products with lower liquidity needs. To implement these findings, the existing investment portfolio was reallocated, and prospective investment allocation targets were revised. The reallocation of the assets impacted investment results by product, thereby impacting the future gross margin estimates utilized in the amortization of DAC for universal life and investment-type products. The revisions to estimated future gross profits resulted in an after-tax writedown of DAC of $85.6 million (net of a Federal income tax benefit of $46.1 million) in 1999.

        Policyholders' Account Balances and Future Policy Benefits

        Policyholders' account balances for universal life and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

        Equitable Life issues certain variable annuity products with a guaranteed minimum death benefit ("GMDB") feature. Equitable Life also issues certain variable annuity products that contain a guaranteed minimum income benefit ("GMIB") feature which, if elected by the policyholder upon annuitization after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity that may be in excess of what the contract account value can purchase at current annuity purchase rates. Equitable Life bears the risk that a protracted significant downturn in the financial markets could result in GMDB and GMIB benefits being higher than what accumulated policyholder account balances would support. Equitable Life partially reinsures its exposure to the GMDB liability and reinsures approximately 80.0% of its liability exposure resulting from the GMIB feature. GAAP prohibits the recording of reserves for the potential benefit payments resulting from these features.

        For participating traditional life policies, future policy benefit liabilities are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Terminal dividends are accrued in proportion to gross margins over the life of the contract.

        For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Insurance Group's experience which, together with interest and expense assumptions, includes a margin for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC is written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 2.25% to 10.9% for life insurance liabilities and from 2.25% to 8.37% for annuity liabilities.

        Individual health benefit liabilities for active lives are estimated using the net level premium method and assumptions as to future morbidity, withdrawals and interest. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. While management believes its disability income ("DI") reserves have been calculated on a reasonable basis and are adequate, there can be no assurance reserves will be sufficient to provide for future liabilities.

        Claim reserves and associated liabilities net of reinsurance ceded for individual DI and major medical policies were $104.2 million and $120.3 million at December 31, 2001 and 2000, respectively. At December

        31, 2001 and 2000, respectively, $1,101.8 million and $1,046.5 million of DI reserves and associated liabilities were ceded through an indemnity reinsurance agreement principally with a single reinsurer (see
        Note 11). Incurred benefits (benefits paid plus changes in claim reserves) and benefits paid for individual DI and major medical policies are summarized as follows:

                                                        2001       2000       1999
                                                      -------    --------   --------
                                                              (IN MILLIONS)
        Incurred benefits related to current year     $  44.0    $   56.1   $  150.7
        Incurred benefits related to prior years.       (10.6)       15.0       64.7
                                                      -------    --------   --------
        Total Incurred Benefits .................     $  33.4    $   71.1   $  215.4
                                                      =======    ========   ========

        Benefits paid related to current year ...     $  10.7    $   14.8   $   28.9
        Benefits paid related to prior years ....        38.8       106.0      189.8
                                                      -------    --------   --------
        Total Benefits Paid .....................     $  49.5    $  120.8   $  218.7
                                                      =======    ========   ========

        Policyholders' Dividends

        The amount of policyholders' dividends to be paid (including dividends on policies included in the Closed Block) is determined annually by Equitable Life's board of directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by Equitable Life.

        At December 31, 2001, participating policies, including those in the Closed Block, represent approximately 19.0% ($38.5 billion) of directly written life insurance in force, net of amounts ceded.

        Separate Accounts

        Separate Accounts established under New York State Insurance Law generally are not chargeable with liabilities that arise from any other business of the Insurance Group. Separate Accounts assets are subject to General Account claims only to the extent Separate Accounts assets exceed Separate Accounts liabilities.

        Assets and liabilities of the Separate Accounts represent the net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders, and for which the Insurance Group does not bear the investment risk. They are shown as separate lines in the consolidated balance sheets. The Insurance Group bears the investment risk on assets held in one Separate Account; therefore, such assets are carried on the same basis as similar assets held in the General Account portfolio. Assets held in the other Separate Accounts are carried at quoted market values or, where quoted values are not available, at estimated fair values as determined by the Insurance Group.

        The investment results of Separate Accounts on which the Insurance Group does not bear the investment risk are reflected directly in Separate Accounts liabilities and are not reported in revenues in the consolidated statements of earnings. For 2001, 2000 and 1999, investment results of such Separate Accounts were (losses) gains of $(2,214.4) million, $8,051.7 million and $6,045.5 million, respectively.

        Deposits to Separate Accounts are reported as increases in Separate Accounts liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all Separate Accounts are included in revenues.

        Recognition of Investment Management Revenues and Related Expenses

        Commissions, fees and other income principally include investment management advisory and service fees. Investment management advisory and service fees are recorded as revenue as the related services are performed. Certain investment advisory contracts provide for a performance fee, in addition to or in lieu of a base fee, that is calculated as a percentage of the related investment results in excess of a stated benchmark over a specified period of time. Performance fees are recorded as revenue at the end of the measurement period. Transaction charges earned and related expenses are recorded on a trade date basis. Distribution revenues and shareholder servicing fees are accrued as earned.

        Institutional research services revenue consists of brokerage transaction charges and underwriting syndicate revenues related to services provided to institutional investors. Brokerage transaction charges earned and related expenses are recorded on a trade date basis. Syndicate participation and underwriting revenues include gains, losses and fees, net of syndicate expenses, arising from securities offerings in which Sanford C. Bernstein & Co., LLC ("SCB"), a wholly owned subsidiary of Alliance, acts as an underwriter or agent. Syndicate participation and underwriting revenues are recorded on the offering date.

        Sales commissions paid to financial intermediaries in connection with the sale of shares of open-end Alliance mutual funds sold without a front-end sales charge are capitalized and amortized over periods not exceeding five and one-half years, the period of time during which deferred sales commissions are expected to be recovered from distribution plan payments received from those funds and from contingent deferred sales charges received from shareholders of those funds upon the redemption of their shares. Contingent deferred sales charges reduce unamortized deferred sales commissions when received. At December 31, 2001 and 2000, respectively, deferred sales commissions totaled $648.2 million and $715.7 million and are included within Other assets.

        Other Accounting Policies

        In accordance with regulations of the Securities and Exchange Commission ("SEC"), securities with a fair value of $1.42 billion have been segregated in a special reserve bank custody account at December 31, 2001 for the exclusive benefit of securities broker dealer or brokerage customers under Rule 15c3-3 under the Securities Exchange Act of 1934, as amended.

        Intangible assets consist principally of goodwill resulting from acquisitions and costs assigned to contracts of businesses acquired. Goodwill is being amortized on a straight-line basis over estimated useful lives ranging from twenty to forty years. Costs assigned to investment contracts of businesses acquired are being amortized on a straight-line basis over estimated useful lives of twenty years. Impairment of intangible assets is evaluated by comparing the undiscounted cash flows expected to be realized from those intangible assets to their recorded values, pursuant to SFAS No. 121. If the expected future cash flows are less than the carrying value of intangible assets, an impairment loss is recognized for the difference between the carrying amount and the estimated fair value of those intangible assets.

        Capitalized internal-use software is amortized on a straight-line basis over the estimated useful life of the software.

        The Holding Company and its consolidated subsidiaries, including the Company, file a consolidated Federal income tax return. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

        Minority interest subject to redemption rights represents the 40.8 million private Alliance Units issued to former Bernstein shareholders in connection with Alliance's acquisition of Bernstein. The Holding Company has agreed to provide liquidity to these former Bernstein shareholders after a two-year lock-out period ending October 2002 by allowing the 40.8 million Alliance Units to be sold to the Holding Company at the prevailing market price over the subsequent eight years but generally not more than 20% of such Units in any one annual period.

        The Company accounts for its stock option plans in accordance with the provisions of Accounting Principles Board Opinion ("APB") No. 25, "Accounting for Stock Issued to Employees," and related interpretations. In accordance with the opinion, stock option awards result in compensation expense only if the current market price of the underlying stock exceeds the option strike price at the grant date. See Note 20 for the pro forma disclosures required by SFAS No. 123, "Accounting for Stock-Based Compensation".

3)      INVESTMENTS

        The following tables provide additional information relating to fixed maturities and equity securities:

                                                                   GROSS       GROSS
                                                     AMORTIZED   UNREALIZED  UNREALIZED   ESTIMATED
                                                       COST        GAINS      LOSSES     FAIR VALUE
                                                    -----------   --------   --------    -----------
                                                                      (IN MILLIONS)
        DECEMBER 31, 2001
        Fixed Maturities:
          Available for Sale:
            Corporate .........................     $  18,582.9   $  663.5   $  291.7   $  18,954.7
            Mortgage-backed ...................         2,428.7       39.1        5.5       2,462.3
            U.S. Treasury, government and
              agency securities ...............         1,113.5       62.3        1.5       1,174.3
            States and political subdivisions .           138.9        6.8        1.3         144.4
            Foreign governments ...............           143.1       15.6        1.0         157.7
            Redeemable preferred stock ........           379.6       16.5       23.6         372.5
                                                    -----------   --------   --------   -----------
        Total Available for Sale ..............     $  22,786.7   $  803.8   $  324.6   $  23,265.9
                                                    ===========   ========   ========   ===========

        Equity Securities:
          Available for sale ..................     $      54.9   $    5.8   $    1.6   $      59.1
          Trading securities ..................             4.9         .9        3.4           2.4
                                                    -----------   --------   --------   -----------
        Total Equity Securities ...............     $      59.8   $    6.7   $    5.0   $      61.5
                                                    ===========   ========   ========   ===========


        December 31, 2000
        Fixed Maturities:
          Available for Sale:
            Corporate .........................     $  16,447.6   $  328.1   $  363.8   $  16,411.9
            Mortgage-backed ...................         2,304.5       20.2        7.8       2,316.9
            U.S. Treasury, government and
              agency securities ...............         1,226.4       51.3         .4       1,277.3
            States and political subdivisions .           125.4        4.8        1.1         129.1
            Foreign governments ...............           191.4       17.8        5.3         203.9
            Redeemable preferred stock ........           315.7       13.5        8.9         320.3
                                                    -----------   --------   --------   -----------
        Total Available for Sale ..............     $  20,611.0   $  435.7   $  387.3   $  20,659.4
                                                    ===========   ========   ========   ===========

          Held to Maturity:  Corporate ........     $     204.6   $    6.0   $     .1   $     210.5
                                                    ===========   ========   ========   ===========

        Equity Securities:
          Available for sale ..................     $      31.4   $    2.2   $    4.6   $      29.0
          Trading securities ..................         1,607.1        2.5       46.3       1,563.3
                                                    -----------   --------   --------   -----------
        Total Equity Securities ...............     $   1,638.5   $    4.7   $   50.9   $   1,592.3
                                                    ===========   ========   ========   ===========


        For publicly-traded fixed maturities and equity securities, estimated fair value is determined using quoted market prices. For fixed maturities without a readily ascertainable market value, the Company determines estimated fair values using a discounted cash flow approach, including provisions for credit risk, generally based on the assumption such securities will be held to maturity. Such estimated fair values do not necessarily represent the values for which these securities could have been sold at the dates of the consolidated balance sheets. At December 31, 2001 and 2000, securities without a readily ascertainable market value having an amortized cost of $5,368.3 million and $5,079.7 million, respectively, had estimated fair values of $5,453.8 million and $5,093.3 million, respectively.

        The contractual maturity of bonds at December 31, 2001 is shown below:

                                                                                        AVAILABLE FOR SALE
                                                                                 -------------------------------
                                                                                   AMORTIZED          ESTIMATED
                                                                                     COST             FAIR VALUE
                                                                                 ------------       ------------
                                                                                           (IN MILLIONS)
        Due in one year or less................................................  $      369.0       $      371.3
        Due in years two through five..........................................       4,844.7            4,993.8
        Due in years six through ten...........................................       8,263.3            8,422.1
        Due after ten years....................................................       6,501.4            6,643.9
        Mortgage-backed securities.............................................       2,428.7            2,462.3
                                                                                 ------------       ------------
        Total..................................................................  $   22,407.1       $   22,893.4
                                                                                 ============       ============


        Bonds not due at a single maturity date have been included in the above table in the year of final maturity. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

        The Insurance Group's fixed maturity investment portfolio includes corporate high yield securities consisting of public high yield bonds, redeemable preferred stocks and directly negotiated debt in leveraged buyout transactions. The Insurance Group seeks to minimize the higher than normal credit risks associated with such securities by monitoring concentrations in any single issuer or a particular industry group. Certain of these corporate high yield securities are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa or National Association of Insurance Commissioners ("NAIC") designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 2001, approximately 7.9% of the $22,407.1 million aggregate amortized cost of bonds held by the Company was considered to be other than investment grade.

        The Insurance Group holds equity in limited partnership interests which primarily invest in securities considered to be other than investment grade. The carrying values at December 31, 2001 and 2000 were $695.2 million and $834.7 million, respectively.

        At December 31, 2001, the carrying value of fixed maturities which are non-income producing for the twelve months preceding the consolidated balance sheet date was $170.1 million.

        The payment terms of mortgage loans on real estate may from time to time be restructured or modified. The investment in restructured mortgage loans on real estate, based on amortized cost, amounted to $31.5 million and $116.9 million at December 31, 2001 and 2000, respectively. Gross interest income on these loans included in net investment income aggregated $3.2 million, $9.7 million and $10.3 million in 2001, 2000 and 1999, respectively. Gross interest income on restructured mortgage loans on real estate that would have been recorded in accordance with the original terms of such loans amounted to $4.2 million, $11.0 million and $11.7 million in 2001, 2000 and 1999, respectively.

        Impaired mortgage loans along with the related investment valuation allowances for losses follow:


                                                                                         DECEMBER 31,
                                                                             --------------       --------------
                                                                                   2001                 2000
                                                                             --------------       --------------
                                                                                         (IN MILLIONS)
        Impaired mortgage loans with investment valuation allowances.......  $        114.2       $        170.9
        Impaired mortgage loans without investment valuation allowances....            30.6                  5.8
                                                                             --------------       --------------
        Recorded investment in impaired mortgage loans.....................           144.8                176.7
        Investment valuation allowances....................................           (19.2)               (45.7)
                                                                             --------------       --------------
        Net Impaired Mortgage Loans........................................  $        125.6       $        131.0
                                                                             ==============       ==============

        During 2001, 2000 and 1999, respectively, the Company's average recorded investment in impaired mortgage loans was $141.7 million, $169.8 million and $178.8 million. Interest income recognized on these impaired mortgage loans totaled $7.2 million, $12.4 million and $15.3 million ($.4 million, $.5 million and $.3 million recognized on a cash basis) for 2001, 2000 and 1999, respectively.

        The Insurance Group's investment in equity real estate is through direct ownership and through investments in real estate joint ventures. At December 31, 2001 and 2000, the carrying value of equity real estate held for sale amounted to $216.6 million and $587.0 million, respectively. For 2001, 2000 and 1999, respectively, real estate of $64.8 million, $21.6 million and $20.5 million was acquired in satisfaction of debt. At December 31, 2001 and 2000, the Company owned $376.5 million and $364.2 million, respectively, of real estate acquired in satisfaction of debt of which $11.1 million and $21.3 million, respectively, are held as real estate joint ventures.

        Accumulated depreciation on real estate was $160.3 million and $209.9 million at December 31, 2001 and 2000, respectively. Depreciation expense on real estate totaled $16.1 million, $21.7 million and $22.5 million for 2001, 2000 and 1999, respectively.

        Investment valuation allowances for mortgage loans and equity real estate and changes thereto follow:


                                                                          2001               2000                1999
                                                                     -------------       ------------       ------------
                                                                                         (IN MILLIONS)
                Balances, beginning of year........................  $       126.2       $      177.9       $      257.2
                Additions charged to income........................           40.0               68.2               83.1
                Deductions for writedowns and
                  asset dispositions...............................          (78.6)            (119.9)            (162.4)
                                                                     -------------       ------------       ------------
                Balances, End of Year..............................  $        87.6       $      126.2       $      177.9
                                                                     =============       ============       ============

                Balances, end of year comprise:
                  Mortgage loans on real estate....................  $        19.3       $       50.5       $       32.1
                  Equity real estate...............................           68.3               75.7              145.8
                                                                     -------------       ------------       ------------
                Total..............................................  $        87.6       $      126.2       $      177.9
                                                                     =============       ============       ============

4)      JOINT VENTURES AND PARTNERSHIPS

        Included in equity real estate or other equity investments, as appropriate, is the Company's interest in real estate joint ventures and in limited partnership interests accounted for under the equity method with a total carrying value of $883.9 million and $1,037.2 million, respectively, at December 31, 2001 and 2000. The Company's total equity in net (losses) earnings for these real estate joint ventures and limited partnership interests was $(37.4) million, $242.2 million and $89.1 million, respectively, for 2001, 2000 and 1999.

        Summarized below is the combined financial information only for those real estate joint ventures and for those limited partnership interests accounted for under the equity method in which the Company has an investment of $10.0 million or greater and an equity interest of 10% or greater (10 and 14 individual ventures at December 31, 2001 and 2000, respectively) and the Company's carrying value and equity in net (losses) earnings for those real estate joint ventures and limited partnership interests:


                                                                              DECEMBER 31,
                                                                          --------   --------
                                                                            2001       2000
                                                                          --------   --------
                                                                             (IN MILLIONS)
        BALANCE SHEETS
        Investments in real estate, at depreciated cost .............     $  570.5   $  657.7
        Investments in securities, generally at estimated fair value         255.7      226.6
        Cash and cash equivalents ...................................         23.7       34.5
        Other assets ................................................         39.4       63.5
                                                                          --------   --------
        Total Assets ................................................     $  889.3   $  982.3
                                                                          ========   ========

        Borrowed funds - third party ................................     $  269.6   $   53.8
        Borrowed funds - the Company ................................         --         12.9
        Other liabilities ...........................................         20.3       22.5
                                                                          --------   --------
        Total liabilities ...........................................        289.9       89.2
                                                                          --------   --------

        Partners' capital ...........................................        599.4      893.1
                                                                          --------   --------
        Total Liabilities and Partners' Capital .....................     $  889.3   $  982.3
                                                                          ========   ========

        The Company's carrying value in these entities included above     $  188.2   $  214.6
                                                                          ========   ========



                                                              2001       2000        1999
                                                            -------    --------    --------
                                                                     (IN MILLIONS)

        STATEMENTS OF EARNINGS
        Revenues of real estate joint ventures ........     $  95.6    $  147.6    $  180.5
        Revenues of other limited partnership interests        29.8        16.5        85.0
        Interest expense - third party ................       (11.5)      (17.0)      (26.6)
        Interest expense - the Company ................         (.7)       (2.0)       (2.5)
        Other expenses ................................       (58.2)      (88.0)     (133.0)
                                                            -------    --------    --------
        Net Earnings ..................................     $  55.0    $   57.1    $  103.4
                                                            =======    ========    ========

        The Company's equity in net earnings of these
          entities included above .....................     $  13.2    $   17.8    $    9.5
                                                            =======    ========    ========

5)      NET INVESTMENT INCOME AND INVESTMENT GAINS (LOSSES)

        The sources of net investment income follows:

                                             2001          2000          1999
                                          ----------    ----------    ----------
                                                      (IN MILLIONS)
        Fixed maturities ............     $  1,662.4    $  1,761.8    $  1,811.8
        Mortgage loans on real estate          361.6         387.1         398.7
        Equity real estate ..........          166.2         207.2         271.5
        Other equity investments ....          (50.4)        138.2         168.4
        Policy loans ................          268.2         258.3         246.8
        Other investment income .....          213.4         208.2         166.4
                                          ----------    ----------    ----------

          Gross investment income ...        2,621.4       2,960.8       3,063.6
          Investment expenses .......         (217.1)       (208.9)       (248.5)
                                          ----------    ----------    ----------

        Net Investment Income .......     $  2,404.3    $  2,751.9    $  2,815.1
                                          ==========    ==========    ==========

        Investment (losses) gains including changes in the valuation allowances follow:

                                                     2001        2000        1999
                                                   --------    --------    --------
                                                             (IN MILLIONS)

        Fixed maturities .....................     $ (225.2)   $ (795.0)   $ (294.9)
        Mortgage loans on real estate ........        (11.4)      (18.0)       (1.9)
        Equity real estate ...................         34.5         1.6       (15.8)
        Other equity investments .............        (13.0)      (23.4)       92.9
        Issuance and sales of Alliance Units .         (2.3)        3.9         5.5
        Issuance and sales of DLJ common stock         --          38.8       106.0
        Other ................................         10.1          .3        --
                                                   --------    --------    --------
         Investment Losses, Net ..............     $ (207.3)   $ (791.8)   $ (108.2)
                                                   ========    ========    ========



        Writedowns of fixed maturities amounted to $287.5 million, $635.5 million and $226.5 million for 2001, 2000 and 1999, respectively, including $499.2 million in fourth quarter 2000.

        For 2001, 2000 and 1999, respectively, proceeds received on sales of fixed maturities classified as available for sale amounted to $7,372.3 million, $7,685.5 million and $7,782.7 million. Gross gains of $156.2 million, $79.7 million and $76.2 million and gross losses of $115.9 million, $220.9 million and $220.2 million, respectively, were realized on these sales. The change in unrealized investment gains (losses) related to fixed maturities classified as available for sale for 2001, 2000 and 1999 amounted to $429.5 million, $954.5 million and $(1,668.8)
        million, respectively.

        In conjunction with the sale of DLJ in 2000, the Company received 11.4 million shares in Credit Suisse Group ("CSG") common stock, 2.8 million shares of which were immediately repurchased by CSG at closing. The CSG shares were designated as trading account securities. The $1.56 billion carrying value of CSG shares that were held by the Company at December 31, 2000 were sold in January 2001. Net investment income included realized gains of $27.1 million in 2001 and included unrealized holding losses of $43.3 million in 2000 on the CSG shares.

        On January 1, 1999, investments in publicly-traded common equity securities in the General Account portfolio within other equity investments amounting to $102.3 million were transferred from available for sale securities to trading securities. As a result of this transfer, unrealized investment gains of $83.3 million ($43.2 million net of related DAC and Federal income taxes) were recognized as realized investment gains in the consolidated statements of earnings. In 2001 and 2000, respectively, net unrealized holding gains (losses) on trading account equity securities of $25.0 million and $(42.2) million were included in net investment income in the consolidated statements of earnings. These trading securities had a carrying value of $2.4 million and $1,563.3 million and costs of $4.9 million and $1,607.1 million at December 31, 2001 and 2000, respectively.

        For 2001, 2000 and 1999, investment results passed through to certain participating group annuity contracts as interest credited to policyholders' account balances amounted to $96.7 million, $110.6 million and $131.5 million, respectively.

        Net unrealized investment gains (losses) included in the consolidated balance sheets as a component of accumulated comprehensive income and the changes for the corresponding years, including Discontinued Operations on a line-by-line basis, follow:


                                                                  2001        2000        1999
                                                                --------    --------    ----------
                                                                         (IN MILLIONS)

        Balance, beginning of year ........................     $   12.9    $ (392.8)   $    384.1
        Changes in unrealized investment (losses) gains ...        436.0       979.7      (1,821.3)
        Changes in unrealized investment losses (gains)
          attributable to:
            Participating group annuity contracts,
              Closed Block policyholder dividend obligation
              and other ...................................        (48.6)      (18.3)         25.0
            DAC ...........................................        (71.6)     (262.1)        493.1
            Deferred Federal income taxes .................       (113.2)     (293.6)        526.3
                                                                --------    --------    ----------
        Balance, End of Year ..............................     $  215.5    $   12.9    $   (392.8)
                                                                ========    ========    ==========

        Balance, end of year comprises:
          Unrealized investment gains (losses) on:
            Fixed maturities ..............................     $  496.0    $   65.9    $   (904.6)
            Other equity investments ......................          4.3        (2.3)        (22.2)
            Other .........................................         (1.9)       (1.2)          9.4
                                                                --------    --------    ----------
              Total .......................................        498.4        62.4        (917.4)
          Amounts of unrealized investment (losses) gains
            attributable to:
            Participating group annuity contracts,
              Closed Block policyholder dividend obligation
              and other ...................................        (63.9)      (15.3)          3.0
              DAC .........................................        (99.9)      (28.3)        233.8
              Deferred Federal income taxes ...............       (119.1)       (5.9)        287.8
                                                                --------    --------    ----------
        Total .............................................     $  215.5    $   12.9    $   (392.8)
                                                                ========    ========    ==========


        Changes in unrealized gains (losses) reflect changes in fair value of only those fixed maturities and equity securities classified as available for sale and do not reflect any changes in fair value of policyholders' account balances and future policy benefits.

6)      ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

        Accumulated other comprehensive income (loss) represents cumulative gains and losses on items that are not reflected in earnings. The balances for the past three years follow:

                                                                               2001         2000         1999
                                                                            ---------    ---------    ----------
                                                                                       (IN MILLIONS)

        Unrealized gains (losses) on investments .......................    $   215.5    $    12.9    $   (392.8)
        Minimum pension liability ......................................          (.1)         (.1)          (.1)
                                                                            ---------    ---------    ----------
        Total Accumulated Other

          Comprehensive Income (Loss) ..................................    $   215.4    $    12.8    $   (392.9)
                                                                            =========    =========    ==========




        The components of other comprehensive income (loss) for the past three years follow:

                                                                               2001         2000         1999
                                                                            ---------    ---------    ----------
                                                                                       (IN MILLIONS)
        Net unrealized gains (losses) on investments:
          Net unrealized gains (losses) arising during
            the period ..................................................   $   525.2    $   191.0    $ (1,625.6)
          (Gains) losses reclassified into net earnings
            during the period ...........................................       (89.2)       788.7        (195.7)
                                                                            ---------    ---------    ----------
        Net unrealized gains (losses) on investments ....................       436.0        979.7      (1,821.3)
        Adjustments for policyholders liabilities,
            DAC and deferred Federal income taxes .......................      (233.4)      (574.0)      1,044.4
                                                                            ---------    ---------    ----------

        Change in unrealized gains (losses), net of
            adjustments .................................................       202.6        405.7        (776.9)
        Change in minimum pension liability .............................        --           --            28.2
                                                                            ---------    ---------    ----------

        Total Other Comprehensive Income (Loss) .........................   $   202.6    $   405.7    $   (748.7)
                                                                            =========    =========    ==========

7)      CLOSED BLOCK

        The excess of Closed Block liabilities over Closed Block assets (adjusted to exclude the impact of related amounts in accumulated other comprehensive income) represents the expected maximum future post-tax earnings from the Closed Block which would be recognized in income from continuing operations over the period the policies and contracts in the Closed Block remain in force. As of January 1, 2001, the Company has developed an actuarial calculation of the expected timing of the Closed Block earnings.

        If the actual cumulative earnings from the Closed Block are greater than the expected cumulative earnings, only the expected earnings will be recognized in net income. Actual cumulative earnings in excess of expected cumulative earnings at any point in time are recorded as a policyholder dividend obligation because they will ultimately be paid to Closed Block policyholders as an additional policyholder dividend unless offset by future performance that is less favorable than originally expected. If a policyholder dividend obligation has been previously established and the actual Closed Block earnings in a subsequent period are less than the expected earnings for that period, the policyholder dividend obligation would be reduced (but not below zero). If, over the period the policies and contracts in the Closed Block remain in force, the actual cumulative earnings of the Closed Block are less than the expected cumulative earnings, only actual earnings would be recognized in income from continuing operations. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside the Closed Block.

        Many expenses related to Closed Block operations, including amortization of DAC, are charged to operations outside of the Closed Block; accordingly, net revenues of the Closed Block do not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

        Summarized financial information for the Closed Block is as follows:

                                                                         DECEMBER 31,  December 31,
                                                                             2001         2000
                                                                          ----------   ----------
                                                                                (IN MILLIONS)
        CLOSED BLOCK LIABILITIES:
        Future policy benefits, policyholders' account balances
           and other ................................................     $  9,049.9   $  9,026.4
        Other liabilities ...........................................           53.6         35.6
                                                                          ----------   ----------
        Total Closed Block liabilities ..............................        9,103.5      9,062.0
                                                                          ----------   ----------

        ASSETS DESIGNATED TO THE CLOSED BLOCK:
        Fixed maturities, available for sale, at estimated fair value
        (amortized
          cost of $4,600.4 and $4,373.5) ............................        4,705.7      4,408.0
        Mortgage loans on real estate ...............................        1,514.4      1,581.8
        Policy loans ................................................        1,504.4      1,557.7
        Cash and other invested assets ..............................          141.0        174.7
        Other assets ................................................          214.7        238.9
                                                                          ----------   ----------
         Total assets designated to the Closed Block ................        8,080.2      7,961.1
                                                                          ----------   ----------


        Excess of Closed Block liabilities over assets designated to
           the Closed Block .........................................        1,023.3      1,100.9
        Amounts included in accumulated other comprehensive income:
             Net unrealized investment gains, net of deferred Federal
               income tax of $20.4 and $12.2 ........................           37.8         22.7
                                                                          ----------   ----------


        Maximum Future Earnings To Be Recognized From Closed Block

           Assets and Liabilities ...................................     $  1,061.1   $  1,123.6
                                                                           ==========   ==========

        Closed Block revenues and expenses were as follows:

                                                        2001          2000          1999
                                                     ----------    ----------    ----------
                                                                 (IN MILLIONS)

        REVENUES:
        Premiums and other income ..............     $    571.5    $    594.7    $    619.1
        Investment income (net of investment
        expenses of $3.0, $8.1, and $15.8) .....          583.5         578.7         574.2
        Investment losses, net .................          (42.3)        (35.8)        (11.3)
                                                     ----------    ----------    ----------
        Total revenues .........................        1,112.7       1,137.6       1,182.0
                                                     ----------    ----------    ----------

        BENEFITS AND
        OTHER DEDUCTIONS:
        Policyholders' benefits and dividends ..        1,009.3       1,025.2       1,024.7
        Other operating costs and expenses .....            4.7           5.2           5.5
                                                     ----------    ----------    ----------
        Total benefits and other deductions ....        1,014.0       1,030.4       1,030.2
                                                     ----------    ----------    ----------

        Net revenues before Federal income taxes           98.7         107.2         151.8
        Federal income taxes ...................          (36.2)        (38.2)        (60.3)
                                                     ----------    ----------    ----------
        Net Revenues ...........................     $     62.5    $     69.0    $     91.5
                                                     ==========    ==========    ==========

        Impaired mortgage loans along with the related investment valuation allowances follows:

                                                                                DECEMBER 31,
                                                                            ------------------
                                                                              2001       2000
                                                                            -------    -------
                                                                               (IN MILLIONS)
        Impaired mortgage loans with investment valuation allowances ..     $  26.7    $  26.7
        Impaired mortgage loans without investment valuation allowances         6.5        4.0
                                                                            -------    -------
        Recorded investment in impaired mortgages .....................        33.2       30.7
        Investment valuation allowances ...............................        (5.8)      (8.7)
                                                                            -------    -------
        Net Impaired Mortgage Loans ...................................     $  27.4    $  22.0
                                                                            =======    =======

        During 2001, 2000 and 1999, the Closed Block's average recorded investment in impaired mortgage loans was $30.8 million, $31.0 million and $37.0 million, respectively. Interest income recognized on these impaired mortgage loans totaled $1.2 million, $2.0 million and $3.3 million ($.1 million, $.1 million and $.3 million recognized on a cash basis) for 2001, 2000 and 1999, respectively.

        Valuation allowances amounted to $5.7 million and $9.1 million on mortgage loans on real estate and $9.8 million and $17.2 million on equity real estate at December 31, 2001 and 2000, respectively. Writedowns of fixed maturities amounted to $30.8 million and $27.7 million for 2001 and 2000, respectively, including $23.3 million in fourth quarter 2001.

8)       DISCONTINUED OPERATIONS

        Summarized financial information for Discontinued Operations follows:


                                                                                 DECEMBER 31,
                                                                          -----------------------
                                                                             2001        2000
                                                                          ----------   ----------
                                                                                (IN MILLIONS)
        BALANCE SHEETS
        Mortgage loans on real estate ...............................     $    160.3   $    330.9
        Equity real estate ..........................................          252.0        350.9
        Fixed maturities, available for sale, at estimated fair value
          (amortized cost of $542.9 and $321.5) .....................          559.6        336.5
        Other equity investments ....................................           22.3         43.1
        Other invested assets .......................................             .4          1.9
                                                                          ----------   ----------
          Total investments .........................................          994.6      1,063.3
        Cash and cash equivalents ...................................           41.1         84.3
        Other assets ................................................          152.6        148.8
                                                                          ----------   ----------
        Total Assets ................................................     $  1,188.3   $  1,296.4
                                                                          ==========   ==========

        Policyholders liabilities ...................................     $    932.9   $    966.8
        Allowance for future losses .................................          139.9        159.8
        Other liabilities ...........................................          115.5        169.8
                                                                          ----------   ----------
        Total Liabilities ...........................................     $  1,188.3   $  1,296.4
                                                                          ==========   ==========

                                                               2001       2000        1999
                                                            --------    --------    --------
                                                                      (IN MILLIONS)
        STATEMENTS OF EARNINGS
        Investment income (net of investment
          expenses of $25.3, $37.0 and $49.3) .........     $   91.6    $  102.2    $   98.7
        Investment gains (losses), net ................         33.6        (6.6)      (13.4)
        Policy fees, premiums and other income ........           .2          .7          .2
                                                            --------    --------    --------
        Total revenues ................................        125.4        96.3        85.5

        Benefits and other deductions .................        100.7       106.9       104.8
        Earnings credited (losses charged) to allowance
          for future losses ...........................         24.7       (10.6)      (19.3)
                                                            --------    --------    --------
        Pre-tax loss from operations ..................         --          --          --
        Pre-tax earnings from releasing the allowance
          for future losses ...........................         46.1        90.2        43.3
        Federal income tax expense ....................         (2.3)      (31.6)      (15.2)
                                                            --------    --------    --------
        Earnings from
          Discontinued Operations .....................     $   43.8    $   58.6    $   28.1
                                                            ========    ========    ========

        The Company's quarterly process for evaluating the allowance for future losses applies the current period's results of discontinued operations against the allowance, re-estimates future losses and adjusts the allowance, if appropriate. Additionally, as part of the Company's annual planning process which takes place in the fourth quarter of each year, investment and benefit cash flow projections are prepared. These updated assumptions and estimates resulted in a release of allowance in each of the three years presented.

        Valuation allowances of $4.8 million and $2.9 million on mortgage loans on real estate and $5.0 million and $11.4 million on equity real estate were held at December 31, 2001 and 2000, respectively. During 2001, 2000 and 1999, discontinued operations' average recorded investment in impaired mortgage loans was $32.2 million, $11.3 million and $13.8 million, respectively. Interest income recognized on these impaired mortgage loans totaled $2.5 million, $.9 million and $1.7 million ($1.0 million, $.5 million and $.0 million recognized on a cash basis) for 2001, 2000 and 1999, respectively.

        At December 31, 2001 and 2000, discontinued operations had real estate acquired in satisfaction of debt with carrying values of $7.4 million and $4.5 million, respectively.

        In 2001, Federal Income tax expense for discontinued operations reflected a $13.8 million reduction in taxes due to settlement of open tax years.

9)      SHORT-TERM AND LONG-TERM DEBT

        Short-term and long-term debt consists of the following:


                                                                   DECEMBER 31,
                                                             -----------------------
                                                                2001         2000
                                                             ----------   ----------
                                                                   (IN MILLIONS)
        Short-term debt ................................     $    229.6   $    782.2
                                                             ----------   ----------
        Long-term debt:
        Equitable Life:
          Surplus notes, 6.95%, due 2005 ...............          399.7        399.6
          Surplus notes, 7.70%, due 2015 ...............          199.7        199.7
          Other ........................................             .2           .4
                                                             ----------   ----------

              Total Equitable Life .....................          599.6        599.7
                                                             ----------   ----------

        Alliance:
          Senior Notes, 5.625%, due 2006 ...............          398.0       --
                                                             ----------   ----------
        Wholly Owned and Joint Venture Real Estate:
          Mortgage notes, 5.43% - 9.5%, due through 2017          248.3        248.3
                                                             ----------   ----------
        Total long-term debt ...........................        1,245.9        848.0
                                                             ----------   ----------

        Total Short-term and Long-term Debt ............     $  1,475.5   $  1,630.2
                                                             ==========   ==========

        Short-term Debt

        Equitable Life has a $350.0 million 5-year bank credit facility and a $250.0 million 364-day credit facility. The interest rates are based on external indices dependent on the type of borrowing ranging from 2.09% to 4.75%. There were no amounts outstanding under these credit facilities at December 31, 2001.

        Equitable Life has a commercial paper program with an issue limit of $1.0 billion. This program is available for general corporate purposes used to support Equitable Life's liquidity needs and is supported by Equitable Life's existing $600.0 million bank credit facilities. At December 31, 2001, there were no amounts outstanding under this program.

        Equitable Life has an $18.4 million line of credit available relating to reinsurance of which no amounts were outstanding at December 31, 2001.

        During 1998, Alliance increased its commercial paper program to $425.0 million and entered into a $425.0 million five-year revolving credit facility with a group of commercial banks to provide back-up liquidity for the commercial paper program. Under the credit facility, the interest rate, at the option of the borrower, is a floating rate generally based upon a defined prime rate, a rate related to the London Interbank Offered Rate ("LIBOR") or the Federal Funds Rate. A facility fee is payable on the total facility. Borrowings under the credit facility and the commercial paper program may not exceed $425.0 million in the aggregate. In July 1999, Alliance entered into a $200.0 million three-year revolving credit facility with a group of commercial banks. During October 2000, Alliance entered into a $250.0 million two-year revolving credit facility. The terms of the $200.0 million and $250.0 million credit facilities are generally similar to the $425.0 million credit facility. The revolving credit facilities will be used to fund commission payments to financial intermediaries for the sale of Back-End Load Shares under Alliance's mutual fund distribution system, capital expenditures and for general working capital purposes. The revolving credit facilities contain covenants which, among other things, require Alliance to meet certain financial ratios. Alliance was in compliance with the covenants at December 31, 2001. At December 31, 2001, Alliance had commercial paper outstanding totaling $198.2 million at an effective interest rate of 1.9%; there were no borrowings outstanding under Alliance's revolving credit facilities.

        In December 1999, Alliance established a $100.0 million extendible commercial notes ("ECN") program as a supplement to its $425.0 million commercial paper program. ECNs are short-term uncommitted debt instruments that do not require back-up liquidity support. At December 31, 2001, $24.9 million at an effective interest rate of 1.9% was outstanding under the ECN program.

        Long-term Debt

        Certain of the long-term debt agreements, principally mortgage notes, have restrictive covenants related to the total amount of debt, net tangible assets and other matters. At December 31, 2001, the Company is in compliance with all debt covenants.

        At December 31, 2001 and 2000, respectively, the Company has pledged real estate of $314.5 million and $298.8 million as collateral for certain long-term debt.

        At December 31, 2001, aggregate maturities of the long-term debt based on required principal payments at maturity was $248.5 million for 2002, $400.0 million for 2005, $400.0 million for 2006 and $200.0 million thereafter.

        In August 2001, Alliance issued $400.0 million 5.625% notes due 2006 in a public offering and are redeemable at any time. The registration statement filed with the SEC allows for the issuance of up to $600.0 million in senior debt securities. The proceeds were used to reduce commercial paper and credit facility borrowings and for other general partnership purposes.

10)     FEDERAL INCOME TAXES

        A summary of the Federal income tax expense in the consolidated statements of earnings follows:

                                                    2001        2000       1999
                                                  --------    --------   --------
                                                           (IN MILLIONS)
        Federal income tax expense (benefit):
          Current ...........................     $  (38.2)   $  820.6   $  174.0
          Deferred ..........................        354.4       137.7      158.0
                                                  --------    --------   --------
        Total ...............................     $  316.2    $  958.3   $  332.0
                                                  ========    ========   ========

        The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings before Federal income taxes and minority interest by the expected Federal income tax rate of 35%. The sources of the difference and their tax effects follow:

                                                       2001        2000        1999
                                                     --------    --------    --------
                                                             (IN MILLIONS)
        Expected Federal income tax expense ....     $  452.5    $  904.9    $  458.4
        Minority interest ......................       (126.9)     (117.9)      (47.8)
        Non deductible stock option compensation
          expense ..............................         --          34.4        --
        Subsidiary gains .......................         --         161.4       (37.1)
        Adjustment of tax audit reserves .......        (28.2)       17.9        27.8
        Equity in unconsolidated subsidiaries ..         --         (48.7)      (64.0)
        Other ..................................         18.8         6.3        (5.3)
                                                     --------    --------    --------
        Federal Income Tax Expense .............     $  316.2    $  958.3    $  332.0
                                                     ========    ========    ========

        The components of the net deferred Federal income taxes are as follows:


                                                       DECEMBER 31, 2001                  December 31, 2000
                                                 --------------   ------------      ------------      -----------
                                                    ASSETS         LIABILITIES         Assets         Liabilities
                                                 --------------   ------------      ------------      -----------
                                                                           (IN MILLIONS)
        Compensation and related benefits......  $      --        $       92.0      $       --        $      79.7
        Other..................................         --                  .1               4.9             --
        DAC, reserves and reinsurance..........         --             1,020.1              --              733.0
        Investments............................         --               333.3              --              229.2
                                                 --------------   ------------      ------------      -----------
        Total..................................  $      --        $    1,445.5      $        4.9      $   1,041.9
                                                 ==============   ============      ============      ===========

       At December 31, 1999, $236.8 million in deferred tax assets were transferred to the Holding Company in conjunction with its assumption of the non-qualified employee benefit liabilities. See Note 12 for discussion of the benefit plans transferred.

        The deferred Federal income taxes impacting operations reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The sources of these temporary differences and their tax effects follow:

                                                                   2001               2000                1999
                                                              -------------       ------------       ------------
                                                                                 (IN MILLIONS)

        DAC, reserves and reinsurance......................  $       291.7       $      403.3       $       83.2
        Investments........................................           42.1             (140.7)               3.2
        Compensation and related benefits..................           15.7              (96.4)              21.0
        Other..............................................            4.9              (28.5)              50.6
                                                             -------------       ------------       ------------
        Deferred Federal Income Tax
          Expense..........................................  $       354.4       $      137.7       $      158.0
                                                             =============       ============       ============

        Federal income taxes payable at December 31, 2000 included $858.2 million of taxes related to the gain on disposal of DLJ.

        The Internal Revenue Service (the "IRS") is in the process of examining the Holding Company's consolidated Federal income tax returns for the years 1992 through 1996. Management believes these audits will have no material adverse effect on the Company's results of operations.

11)     REINSURANCE AGREEMENTS

        The Insurance Group assumes and cedes reinsurance with other insurance companies. The Insurance Group evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Ceded reinsurance does not relieve the originating insurer of liability.

        The effect of reinsurance (excluding group life and health) is summarized as follows:

                                                                  2001               2000                1999
                                                            -------------       ------------       ------------
                                                                                 (IN MILLIONS)
        Direct premiums....................................  $       990.0       $    1,103.8       $    1,039.5
        Reinsurance assumed................................          203.0              194.2              206.7
        Reinsurance ceded..................................         (173.1)            (123.0)             (69.1)
                                                             -------------       ------------       ------------
        Premiums...........................................  $     1,019.9       $    1,175.0       $    1,177.1
                                                             =============       ============       ============

        Universal Life and Investment-type Product
          Policy Fee Income Ceded..........................  $        86.9       $       92.1       $       69.7
                                                             =============       ============       ============
        Policyholders' Benefits Ceded......................  $       370.3       $      239.2       $      155.6
                                                             =============       ============       ============
        Interest Credited to Policyholders' Account
          Balances Ceded...................................  $        50.4       $       46.5       $       38.5
                                                             =============       ============       ============


        Since 1997, the Company reinsures on a yearly renewal term basis 90% of the mortality risk on new issues of certain term, universal and variable life products. The Company's retention limit on joint survivorship policies is $15.0 million. All other in force business above $5.0 million is reinsured. The Insurance Group also reinsures the entire risk on certain substandard underwriting risks and in certain other cases.

        During July 2000, Equitable Life transferred, at no gain or loss, all the risk of its directly written DI business for years 1993 and prior through an indemnity reinsurance contract. The cost of the arrangement will be amortized over the expected lives of the contracts reinsured and will not have a significant impact on the results of operations in any specific period.

        At December 31, 2001 and 2000, respectively, reinsurance recoverables related to insurance contracts amounting to $2,233.7 million and $2,098.0 million, of which $1,060.4 million and $1,009.1 million relates to one specific reinsurer, are included in Other assets and reinsurance payables related to insurance contracts amounting to $798.5 million and $730.3 million are included in Other liabilities in the consolidated balance sheets.

        The Insurance Group cedes 100% of its group life and health business to a third party insurer. Insurance liabilities ceded totaled $444.2 million and $487.7 million at December 31, 2001 and 2000, respectively.

        In addition to the sale of insurance products, the Insurance Group acts as a professional retrocessionaire by assuming life and annuity reinsurance from professional reinsurers. The Insurance Group also assumes accident, health, aviation and space risks by participating in various reinsurance pools. Reinsurance assumed reserves at December 31, 2001 and 2000 were $540.2 million and $515.0 million, respectively.

12)     EMPLOYEE BENEFIT PLANS

        The Company sponsors qualified and non-qualified defined benefit plans covering substantially all employees (including certain qualified part-time employees), managers and certain agents. The pension plans are non-contributory. Equitable Life's benefits are based on a cash balance formula or years of service and final average earnings, if greater, under certain grandfathering rules in the plans. Alliance's benefits are based on years of credited service, average final base salary and primary social security benefits. The Company's funding policy is to make the minimum contribution required by the Employee Retirement Income Security Act of 1974 ("ERISA").

        Effective December 31, 1999, the Holding Company legally assumed primary liability from Equitable Life for all current and future obligations of its Excess Retirement Plan, Supplemental Executive Retirement Plan and certain other employee benefit plans that provide participants with medical, life insurance, and deferred compensation benefits; Equitable Life remains secondarily liable. The amount of the liability associated with employee benefits transferred was $676.5 million, including $183.0 million of non-qualified pension benefit obligations and $394.1 million of postretirement benefits obligations at December 31, 1999. This transfer was recorded as a non-cash capital contribution to Equitable Life.

        Components of net periodic pension credit follow:

                                                                  2001               2000                1999
                                                             -------------       ------------       ------------
                                                                                 (IN MILLIONS)
        Service cost.......................................  $        32.1       $       29.5       $       36.7
        Interest cost on projected benefit obligations.....          128.8              124.2              131.6
        Expected return on assets..........................         (218.7)            (223.2)            (189.8)
        Net amortization and deferrals.....................             .1                (.6)               7.5
                                                             -------------       ------------       ------------
        Net Periodic Pension Credit........................  $       (57.7)      $      (70.1)      $      (14.0)
                                                             ============        ============       ============

        The projected benefit obligations under the pension plans were comprised of:

                                                                                           DECEMBER 31,
                                                                                 -------------------------------
                                                                                     2001                2000
                                                                                 ------------       ------------
                                                                                           (IN MILLIONS)


        Benefit obligations, beginning of year.................................  $    1,712.6       $    1,659.6
        Service cost...........................................................          27.1               24.5
        Interest cost..........................................................         128.8              124.2
        Actuarial losses (gains)...............................................          64.4               13.4
        Benefits paid..........................................................        (120.6)            (109.1)
                                                                                 ------------       ------------
        Benefit Obligation, End of Year........................................  $    1,812.3       $    1,712.6
                                                                                 ============       ============

        The funded status of the pension plans was as follows:

                                                                                           DECEMBER 31,
                                                                                 -------------------------------
                                                                                     2001                2000
                                                                                 ------------       ------------
                                                                                           (IN MILLIONS)

        Plan assets at fair value, beginning of year...........................  $    2,112.0       $    2,341.6
        Actual return on plan assets...........................................        (148.0)            (115.9)
        Contributions..........................................................          --                 --
        Benefits paid and fees.................................................        (126.1)            (113.7)
                                                                                 ------------       ------------
        Plan assets at fair value, end of year.................................       1,837.9            2,112.0
        Projected benefit obligations..........................................       1,812.3            1,712.6
                                                                                 ------------       ------------
        Excess of plan assets over projected benefit obligations...............          25.6              399.4
        Unrecognized prior service cost........................................         (46.3)               1.2
        Unrecognized net loss (gain) from past experience different
          from that assumed....................................................         550.1               71.3
        Unrecognized net asset at transition...................................          (1.6)              (1.9)
                                                                                 ------------       ------------
        Prepaid Pension Cost, Net..............................................  $      527.8       $      470.0
                                                                                 ============       ============

        The accrued liability for pension plans with projected benefit obligations in excess of plan assets was $16.7 million and $13.5 million at December 31, 2001 and 2000, respectively. The aggregate accumulated benefit obligation and fair value of plan assets for pension plans with accumulated benefit obligations in excess of plan assets were $49.7 million and $28.7 million, respectively, at December 31, 2001 and $38.9 million and $32.9 million, respectively, at December 31, 2000.

        The pension plan assets include corporate and government debt securities, equity securities, equity real estate and shares of group trusts managed by Alliance. The discount rate and rate of increase in future compensation levels used in determining the actuarial present value of projected benefit obligations were 7.25% and 7.19%, respectively, at December 31, 2001 and 7.75% and 7.19%, respectively, at December 31, 2000. As of January 1, 2001 and 2000, the expected long-term rate of return on assets for the retirement plan was 10.25% and 10.5%, respectively.

        Prior to 1987, the qualified plan funded participants' benefits through the purchase of non-participating annuity contracts from Equitable Life. Benefit payments under these contracts were approximately $27.3 million, $28.7 million and $30.2 million for 2001, 2000 and 1999, respectively.

        Alliance maintains several unfunded deferred compensation plans for the benefit of certain eligible employees and executives. The Capital Accumulation Plan was frozen on December 31, 1987 and no additional awards have been made. For the active plans, benefits vest over a period ranging from 3 to 8 years and are amortized as compensation and benefit expense. ACMC, Inc. ("ACMC"), a subsidiary of the Company, is obligated to make capital contributions to Alliance in amounts equal to benefits paid under the Capital Accumulation Plan and the contractual unfunded deferred compensation arrangements. In connection with the acquisition of Bernstein, Alliance agreed to invest $96.0 million per annum for three years to fund open market purchases of Alliance Holding units or money market funds in each case for the benefit of certain individuals who were stockholders or principals of Bernstein or were hired to replace them. The Company has recorded compensation and benefit expenses in connection with the plans totaling $58.1 million, $29.8 million and $13.8 million for 2001, 2000 and 1999, respectively (including $34.6 million and $6.8 million for 2001 and 2000, respectively, relating to the Bernstein deferred compensation plan).

13)     DERIVATIVES AND FAIR VALUE OF FINANCIAL INSTRUMENTS

        The Insurance Group primarily uses derivatives for asset/liability risk management and for hedging individual securities. Derivatives mainly are utilized to reduce the Insurance Group's exposure to interest rate fluctuations. Various derivative financial instruments are used to achieve this objective, including interest rate caps and floors to hedge crediting rates on interest-sensitive individual annuity contracts, interest rate futures to protect against declines in interest rates between receipt of funds and purchase of appropriate assets, and interest rate swaps to modify the duration and cash flows of fixed maturity investments. In addition, the Company periodically enters into forward and futures contracts to hedge certain equity exposures. Also, the Company has purchased reinsurance contracts to mitigate the risks associated with the impact of potential market fluctuations on future policyholder elections of guaranteed minimum income benefit features contained in certain annuity contracts issued by the Company.

        As earlier described in Note 2 of Notes to Consolidated Financial Statements, the Company adopted SFAS No. 133, as amended, on January 1, 2001. Consequently, all derivatives outstanding at December 31, 2001 are recognized on the balance sheet at their fair values. The outstanding notional amounts of derivative financial instruments purchased and sold were $6,675.0 million and $.3 million, respectively, at December 31, 2001. These amounts principally consist of interest rate cap contracts of Equitable Life that have a total fair value at December 31, 2001 of $13.6 million. At December 31, 2001 and during the year then ended, there were no hybrid instruments that required bifurcation of an embedded derivative component under the provisions of SFAS No. 133.

        All gains and losses on derivative financial instruments utilized by the Company in 2001 are reported in earnings for the current year as none of the derivatives were designated to qualifying hedging relationships under SFAS No. 133 either at initial adoption of the Statement or at inception of the contracts. Gross gains and gross losses recognized on derivative positions was $27.5 million and $4.6 million, respectively, for 2001.

        Fair Value of Financial Instruments

        The Company defines fair value as the quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are estimated using present value or other valuation techniques. The fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

        Certain financial instruments are excluded, particularly insurance liabilities other than financial guarantees and investment contracts. Fair market value of off-balance-sheet financial instruments of the Insurance Group was not material at December 31, 2001 and 2000.

        Fair values for mortgage loans on real estate are estimated by discounting future contractual cash flows using interest rates at which loans with similar characteristics and credit quality would be made. Fair values for foreclosed mortgage loans and problem mortgage loans are limited to the estimated fair value of the underlying collateral if lower.

        Fair values of policy loans are estimated by discounting the face value of the loans from the time of the next interest rate review to the present, at a rate equal to the excess of the current estimated market rates over the current interest rate charged on the loan.

        The estimated fair values for the Company's association plan contracts, supplementary contracts not involving life contingencies ("SCNILC") and annuities certain, which are included in policyholders' account balances, and guaranteed interest contracts are estimated using projected cash flows discounted at rates reflecting expected current offering rates.

        The estimated fair values for variable deferred annuities and single premium deferred annuities, which are included in policyholders' account balances, are estimated by discounting the account value back from the time of the next crediting rate review to the present, at a rate equal to the excess of current estimated market rates offered on new policies over the current crediting rates.

        Fair values for long-term debt are determined using published market values, where available, or contractual cash flows discounted at market interest rates. The estimated fair values for non-recourse mortgage debt are determined by discounting contractual cash flows at a rate which takes into account the level of current market interest rates and collateral risk. The estimated fair values for recourse mortgage debt are determined by discounting contractual cash flows at a rate based upon current interest rates of other companies with credit ratings similar to the Company. The Company's carrying value of short-term borrowings approximates their estimated fair value.

        The carrying value and estimated fair value for financial instruments not previously disclosed in Notes 3, 7 and 8:


                                                                           DECEMBER 31,
                                                --------------------------------------------------------------------
                                                              2001                               2000
                                                ---------------------------------  ---------------------------------
                                                   CARRYING         ESTIMATED         Carrying         Estimated
                                                    VALUE          FAIR VALUE          Value           Fair Value
                                                ---------------  ----------------  ---------------   ---------------
                                                                           (IN MILLIONS)
        Consolidated:
        Mortgage loans on real estate..........  $    4,333.3     $     4,438.7     $     4,712.6     $    4,767.0
        Other limited partnership interests....         701.9             701.9             834.9            834.9
        Policy loans...........................       4,100.7           4,476.4           4,034.6          4,290.0
        Policyholders' account balances -
          investment contracts.................      12,256.4          12,514.0          11,488.8         11,663.8
        Long-term debt.........................       1,245.9           1,280.6             848.0            847.5

        Closed Block:
        Mortgage loans on real estate..........  $    1,514.4     $     1,532.6     $     1,581.8     $    1,582.6
        Other equity investments...............          24.4              24.4              34.4             34.4
        Policy loans...........................       1,504.4           1,664.8           1,557.7          1,667.6
        SCNILC liability.......................          18.2              18.1              20.2             20.1

        Discontinued Operations:
        Mortgage loans on real estate..........  $      160.3     $       171.6     $       330.9     $      347.7
        Fixed maturities.......................         559.6             559.6             336.5            336.5
        Other equity investments...............          22.3              22.3              43.1             43.1
        Guaranteed interest contracts..........          18.8              16.1              26.4             23.4
        Long-term debt.........................         101.7             101.7             101.8            101.7

14)     COMMITMENTS AND CONTINGENT LIABILITIES

        From time to time, the Company has provided certain guarantees or commitments to affiliates, investors and others. At December 31, 2001, these arrangements included commitments by the Company, under certain conditions, to make capital contributions of up to $8.5 million to affiliated real estate joint ventures and to provide equity financing to certain limited partnerships of $274.9 million. Management believes the Company will not incur any material losses as a result of these commitments.

        Equitable Life is the obligor under certain structured settlement agreements which it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, Equitable Life owns single premium annuities issued by previously wholly owned life insurance subsidiaries. Equitable Life has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly owned subsidiaries be unable to meet their obligations. Management believes the need for Equitable Life to satisfy those obligations is remote.

        The Insurance Group had $10.5 million of letters of credit outstanding at December 31, 2001.

        The Company entered into continuity agreements with certain executives of the Company in connection with AXA's minority interest acquisition. The remaining continuity agreements generally provide cash severance payments ranging from 1.5 times to 2 times an executive's base salary plus bonus and other benefits. Such cash severance payments will generally be made if an executive's employment is terminated at any time within two years from December 27, 2000 for any reason other than the executive's death, disability, retirement or for cause, or if the executive resigns for good reason as defined in the agreements. In connection with cost reduction programs initiated in 2001, expenses related to continuity agreements, severance, benefits and outplacement were recorded, totaling $126.1 million related to the home office initiative and $24.5 million related to the field restructuring initiative. At December 31, 2001, in the event the remaining covered executives' employment terminates under the circumstances described above, cash severance payments that would be payable under these continuity agreements approximate $30.0 million.

15)     LITIGATION

        A number of lawsuits have been filed against life and health insurers in the jurisdictions in which Equitable Life and its subsidiaries do business involving insurers' sales practices, alleged agent misconduct, alleged failure to properly supervise agents, and other matters. Some of the lawsuits have resulted in the award of substantial judgments against other insurers, including material amounts of punitive damages, or in substantial settlements. In some states, juries have substantial discretion in awarding punitive damages. Equitable Life, Equitable Variable Life Insurance Company ("EVLICO," which was merged into Equitable Life effective January 1, 1997, but whose existence continues for certain limited purposes, including the defense of litigation) and EOC, like other life and health insurers, from time to time are involved in such litigations. Among litigations against Equitable Life, EVLICO and EOC of the type referred to in this paragraph are the litigations described in the following five paragraphs.

        In January 1996, an amended complaint was filed in an action entitled Frank Franze Jr. and George Busher, individually and on behalf of all others similarly situated v. The Equitable Life Assurance Society of the United States, and Equitable Variable Life Insurance Company in the United States District Court for the Southern District of Florida. The action was brought by two individuals who purchased variable life insurance policies. The plaintiffs purport to represent a nationwide class consisting of all persons who purchased variable life insurance policies from Equitable Life and EVLICO between September 30, 1991 and January 3, 1996. The amended complaint alleges that Equitable Life's and EVLICO's agents were trained not to disclose fully that the product being sold was life insurance. Plaintiffs allege violations of the Federal securities laws and seek rescission of the contracts or compensatory damages and attorneys' fees and expenses. Equitable Life and EVLICO have answered the amended complaint, denying the material allegations and asserting certain affirmative defenses. In May 1999, the Magistrate Judge issued a Report and Recommendation recommending that the District Judge deny Equitable Life's and EVLICO's motion for summary judgment and grant plaintiffs' motion for class certification. In July 1999, Equitable Life and EVLICO filed Objections to the Report and Recommendation and urged that the District Judge reject the Magistrate's recommendations and grant Equitable Life's and EVLICO's motion for summary judgment and deny plaintiffs' motion for class certification. In October 2000, the District Judge affirmed the Magistrate's

        Report and Recommendation and, accordingly, denied Equitable Life's and EVLICO's motion for summary judgment and granted plaintiffs' motion for class certification. In May 2001, with permission of the United States Court of Appeals for the Eleventh Circuit, Equitable Life and EVLICO appealed the District Court's order. Oral argument is scheduled for March 2002.

        In March 2000, an action entitled Brenda McEachern v. The Equitable Life Assurance Society of the United States and Gary Raymond, Jr. was commenced against Equitable Life and one of its agents in Circuit Court, Mobile County, Alabama, and asserts claims under state law. The action was brought by an individual who alleges that she purchased a variable annuity from Equitable Life in 1997. The action purports to be on behalf of a class consisting of all persons who from January 1, 1989 (i) purchased a variable annuity from Equitable Life to fund a qualified retirement plan, (ii) were charged allegedly unnecessary fees for tax deferral for variable annuities held in qualified retirement accounts, or (iii) were sold a variable annuity while owning a qualified retirement plan from Equitable Life. The complaint alleges various improper sales practices, including misrepresentations in connection with the use of variable annuities in a qualified retirement plan or similar arrangement, charging inflated or hidden fees, and failure to disclose unnecessary tax deferral fees. Plaintiff seeks damages, including punitive damages, in an unspecified amount and attorneys' fees and expenses. In May 2000, Equitable Life removed the case to the United States District Court for the Southern District of Alabama and filed a motion to dismiss the complaint, and plaintiff filed a motion to remand the case to state court. The court has permitted limited discovery on the issue of whether the Securities Litigation Uniform Standards Act applies. In November 2001, plaintiff filed a motion for leave to join additional plaintiffs.

        In June 2000, an action entitled Raymond Patenaude v. The Equitable Life Assurance Society of the United States, AXA Advisors, LLC and Equitable Distributors, Inc. was commenced in the Superior Court of California, County of San Diego. The complaint alleges that the defendants engaged in fraudulent and deceptive practices in connection with the marketing and sale of deferred annuity products to fund tax-qualified contributory retirement plans. The named plaintiff purports to act as a private attorney general on behalf of the general public of the State of California under California consumer protection statutes and also asserts individual common-law claims. On behalf of the named plaintiff and the general public, the complaint asserts claims for unlawful, unfair or fraudulent business acts and practices and for false or misleading advertising. On behalf of the named plaintiff alone, the complaint alleges claims for fraud, fraudulent concealment and deceit, negligent misrepresentation and negligence. The complaint seeks injunctive relief, restitution for members of the general public of the State of California who have been harmed by defendants' conduct, compensatory and punitive damages on behalf of the named plaintiff, and attorneys' fees, costs and expenses. In July 2000, the defendants removed the case to the United States District Court for the Southern District of California and filed a motion to dismiss the complaint. In October 2000, the District Court granted defendants' motion to dismiss the action. In November 2000, the plaintiff appealed; the appeal is fully briefed.

        In October 2000, an action entitled Sham Malhotra, et al. v. The Equitable Life Assurance Society of the United States, AXA Advisors, LLC and Equitable Distributors, Inc. was commenced in the Supreme Court of the State of New York, County of Nassau. The action was brought by two individuals who purchased Equitable Life deferred annuity products. The action purports to be on behalf of a class consisting of all persons who purchased an individual deferred annuity contract or who received a certificate to a group deferred annuity contract, sold by one of the defendants, which was used to fund a contributory retirement plan or arrangement qualified for favorable income tax treatment; excluded from the class are officers, directors and agents of the defendants. The complaint alleges that the defendants engaged in fraudulent and deceptive practices in connection with the marketing and sale of deferred annuity products to fund tax-qualified contributory retirement plans. The complaint asserts claims for: deceptive business acts and practices in violation of the New York General Business Law ("GBL"); use of misrepresentations and misleading statements in violation of the New York Insurance Law; false or misleading advertising in violation of the GBL; fraud, fraudulent concealment and deceit; negligent misrepresentation; negligence; unjust enrichment and imposition of a constructive trust; declaratory and injunctive relief; and reformation of the annuity contracts. The complaint seeks injunctive and declaratory relief, an unspecified amount of compensatory and punitive damages, restitution for all members of the class, and an award of attorneys' fees, costs and expenses. In October 2000, the defendants removed the action to the United States District Court for the Eastern District of New York, and thereafter filed a motion to dismiss. Plaintiffs filed a motion to remand the case to state court. In September 2001, the District Court issued a decision granting defendants' motion to dismiss and denying plaintiffs' motion to remand, and judgment was entered in favor of the defendants. In October 2001, plaintiffs filed a motion seeking leave to reopen the case for the purpose of filing an amended complaint. In addition, plaintiffs filed a new complaint in the District Court, alleging a similar class and similar facts. The new complaint asserts causes of action for violations of Federal securities laws in addition to the state law causes of action asserted in the previous complaint. In January 2002, the defendants filed a motion to dismiss the new action.

        Between June 2000 and December 2001 twelve lawsuits were filed in the state courts of Mississippi (the "Mississippi Actions") by more than 70 plaintiffs naming as defendants Equitable Life, EVLICO, EOC and various present and former individual sales agents associated with Equitable Life, EVLICO and/or EOC. The actions arise from the purchase by each of the plaintiffs of various types of life insurance policies from Equitable Life, EVLICO and/or EOC. The policies at issue include term, variable and whole life policies purchased as early as 1954. The actions allege misrepresentations in connection with the sale of life insurance policies including that the defendants misrepresented the stated number of years that premiums would need to be paid. Plaintiffs assert claims for breach of contract, fraud, fraudulent inducement, misrepresentation, conspiracy, negligent supervision and other tort claims. Plaintiffs seek unspecified compensatory and punitive damages. The parties are engaged in discovery in each of the pending actions.

        In October 2000, an action entitled American National Bank and Trust Company of Chicago, as trustee f/b/o Emerald Investments LP and Emerald Investments LP v. AXA Client Solutions, LLC; The Equitable Life Assurance Society of the United States; and AXA Financial, Inc. was commenced in the United States District Court for the Northern District of Illinois. The complaint alleges that the defendants (i) in connection with certain annuities issued by Equitable Life breached an agreement with the plaintiffs involving the execution of mutual fund transfers, and (ii) wrongfully withheld withdrawal charges in connection with the termination of such annuities. Plaintiffs seek unspecified lost profits and injunctive relief, punitive damages and attorneys' fees. Plaintiffs also seek return of the withdrawal charges. In February 2001, the District Court granted in part and denied in part defendants' motion to dismiss the complaint. In March 2001, plaintiffs filed an amended complaint. The District Court granted defendants' motion to dismiss AXA Client Solutions and the Holding Company from the amended complaint, and dismissed the conversion claims in June 2001. The District Court denied defendants' motion to dismiss the remaining claims. Equitable Life has answered the amended complaint.

        On September 12, 1997, the United States District Court for the Northern District of Alabama, Southern Division, entered an order certifying James Brown as the representative of a class consisting of "[a]ll African-Americans who applied but were not hired for, were discouraged from applying for, or would have applied for the position of Sales Agent in the absence of the discriminatory practices, and/or procedures in the [former] Southern Region of AXA Financial from May 16, 1987 to the present." The second amended complaint in James W. Brown, on behalf of others similarly situated v. The Equitable Life Assurance Society of the United States alleges, among other things, that Equitable Life discriminated on the basis of race against African-American applicants and potential applicants in hiring individuals as sales agents. Plaintiffs sought a declaratory judgment and affirmative and negative injunctive relief, including the payment of back-pay, pension and other compensation. The court referred the case to mediation, pursuant to which the parties reached a proposed settlement agreement in November 2000. In connection therewith, the case was dismissed in the United States District Court for the Northern District of Alabama, Southern Division and refiled in the United States District Court for the Northern District of Georgia, Atlanta Division. The final settlement required notice to be given to class members and was subject to court approval. A hearing was held in January 2002 and thereafter, an order was entered approving the settlement.

        In November 1997, an amended complaint was filed in Peter Fischel, et al. v. The Equitable Life Assurance Society of the United States alleging, among other things, that Equitable Life violated ERISA by eliminating certain alternatives pursuant to which agents of Equitable Life could qualify for health care coverage. In March 1999, the United States District Court for the Northern District of California entered an order certifying a class consisting of "[a]ll current, former and retired Equitable agents, who while associated with Equitable satisfied [certain alternatives] to qualify for health coverage or contributions thereto under applicable plans." Plaintiffs allege various causes of action under ERISA, including claims for enforcement of alleged promises contained in plan documents and for enforcement of agent bulletins, breach of a unilateral contract, breach of fiduciary duty and promissory estoppel. In June 2000, plaintiffs appealed to the Court of Appeals for the Ninth Circuit contesting the District Court's award of legal fees to plaintiffs' counsel in connection with a previously settled count of the complaint unrelated to the health benefit claims. In that appeal, plaintiffs have challenged the District Court's subject matter jurisdiction over the health benefit claims. Oral argument on this appeal was heard in November 2001. In May 2001, plaintiffs filed a second amended complaint which, among other things, alleges that Equitable Life failed to comply with plan amendment procedures and deletes the promissory estoppel claim. Equitable Life answered the complaint in June 2001. In September 2001, Equitable Life filed a motion for summary judgment on all of plaintiffs' claims, and plaintiffs filed a motion for partial summary judgment on all claims except their claim for breach of fiduciary duty.

        A putative class action entitled Stefanie Hirt, et al. v. The Equitable Retirement Plan for Employees, Managers and Agents, et al. was filed in the District Court for the Southern District of New York in August 2001 against The Equitable Retirement Plan for Employees, Managers and Agents (the "Retirement Plan") and The Officers Committee on Benefit Plans of Equitable Life, as Plan Administrator. The action was brought by five participants in the Retirement Plan and purports to be on behalf of "all Plan participants, whether active or retired, their beneficiaries and Estates, whose accrued benefits or pension benefits are based on the Plan's Cash Balance Formula." The complaint challenges the change, effective January 1, 1989, in the pension benefit formula from a final average pay formula to a cash balance formula. Plaintiffs allege that the change to the cash balance formula violates ERISA by reducing the rate of accruals based on age, failing to comply with ERISA's notice requirements and improperly applying the formula to retroactively reduce accrued benefits. The relief sought includes a declaration that the cash balance plan violates ERISA, an order enjoining the enforcement of the cash balance formula, reformation and damages. Defendants answered the complaint in October 2001.

        In September 1999, a complaint was filed in an action entitled R.S.M. Inc., et al. v. Alliance Capital Management L.P., et al. in the Chancery Court of the State of Delaware. The action was brought on behalf of a purported class of owners of limited partnership units of Alliance Capital Management Holding L.P. ("Alliance Holding") challenging the then-proposed reorganization of Alliance Holding. Named defendants include Alliance Holding, four Alliance Holding executives, the general partner of Alliance Holding and Alliance, which is a wholly owned indirect subsidiary of Equitable Life, and Alliance, which is the operating partnership whose units are not publicly traded. Equitable Life is obligated to indemnify the defendants for losses and expenses arising out of the litigation. Plaintiffs allege, inter alia, inadequate and misleading disclosures, breaches of fiduciary duties, and the improper adoption of an amended partnership agreement by Alliance Holding. The complaint seeks, inter alia, payment of unspecified money damages and an accounting of all benefits alleged to have been improperly obtained by the defendants. In August 2000, plaintiffs filed a first amended and supplemental class action complaint. The amended complaint alleges in connection with the reorganization that, inter alia, the partnership agreement of Alliance Holding was not validly amended, the reorganization of Alliance Holding was not validly effected, the information disseminated to holders of units of limited partnership interests in Alliance Holding was materially false and misleading, and the defendants breached their fiduciary duties by structuring the reorganization in a manner that was grossly unfair to plaintiffs. Plaintiffs seek declaratory, monetary and injunctive relief relating to the allegations contained in the amended complaint. In September 2000, all defendants other than Robert H. Joseph, Jr., filed an answer to the amended complaint denying the material allegations contained therein. In lieu of joining in the answer to the amended complaint, Mr. Joseph filed a motion to dismiss in September 2000. In November 2000, defendants, other than Mr. Joseph, filed a motion to dismiss the amended complaint. In December 2000, plaintiffs filed a motion for partial summary judgment on the claim that the Alliance Holding partnership agreement was not validly amended. In April 2001, the Chancery Court issued a decision granting in part and denying in part defendants' motion to dismiss; the claim alleging that the partnership agreement of Alliance Holding was not validly amended was one of the claims dismissed. In October 2001, a memorandum of understanding was executed, setting forth the terms of a settlement in principle, and in December 2001, a stipulation of settlement was filed with the Delaware Court of Chancery. The settlement is subject to a number of conditions, including preparation of definitive documentation and approval, after a hearing, by the Delaware Court of Chancery.

        Subsequent to the August 30, 2000 announcement of AXA's proposal to purchase the outstanding shares of AXA Financial common stock that it did not already own, the following fourteen putative class action lawsuits were commenced in the Delaware Court of Chancery: Fred Buff v. AXA Financial, Inc., et al., Sarah Wolhendler v. Claude Bebear, et al.; Jerome and Selma Stone v. AXA Financial, Inc., et al.; Louis Deranieri
        v. AXA Financial, Inc., et al.; Maxine Phillips v. AXA Financial, Inc., et al.; Ruth Ravnitsky v. AXA Financial, Inc., et al.; Richard Kager v. AXA Financial, Inc., et al.; Mortimer Cohen v. AXA Financial, Inc., et al.; Lee Koneche, et al. v. AXA Financial, Inc., et al.; Denver Employees Retirement Plan v. AXA Financial, Inc., et al.; Harry Hoffman
        v. AXA Financial, Inc., et al.; Joseph Villari v. AXA Financial, Inc., et al.; Max Boimal v. AXA Financial, Inc., et al.; and Jay Gottlieb v. AXA Financial, Inc., et al. AXA Financial, AXA, and directors and/or officers of AXA Financial are named as defendants in each of these lawsuits. The various plaintiffs each purport to represent a class consisting of owners of AXA Financial common stock and their successors in interest, excluding the defendants and any person or entity related to or affiliated with any of the defendants. They challenge the adequacy of the offer announced by AXA and allege that the defendants have engaged or will engage in unfair dealing, overreaching and/or have breached or will breach fiduciary duties owed to the minority shareholders of AXA Financial. The complaints seek declaratory and injunctive relief, an accounting, and unspecified compensatory damages, costs and expenses, including attorneys' fees. The Delaware suits have been consolidated under the name In re AXA Financial, Inc. Shareholders Litigation. A similar lawsuit was filed in the Supreme Court of the State of New York, County of New York, after the filing of the first Delaware action; it is captioned Harbor Finance Partners v. AXA Financial, Inc., et al. In December 2000, the parties to the Delaware suits reached a proposed agreement for settlement and executed a memorandum of understanding. Shortly thereafter, agreement was reached with the plaintiff in the New York suit to stay proceedings in New York and to participate in and be bound by the terms of the settlement of the Delaware suits. In November 2001, the parties filed a stipulation of settlement with the Delaware Court of Chancery. The settlement, which does not involve any payment by AXA Financial, is subject to conditions, including approval, after a hearing, by the Delaware Court of Chancery. The hearing on the settlement is scheduled for March 2002.

        Subsequent to the August 30, 2000 announcement of the proposed sale of DLJ, four putative class action lawsuits were filed in the Delaware Court of Chancery naming AXA Financial as one of the defendants and challenging the sale of DLJ because the transaction did not include the sale of DLJdirect tracking stock. These actions are captioned Irvin Woods, et al. v. Joe L. Roby, et al.; Thomas Rolle v. Joe L. Roby, et al.; Andrew Loguercio v. Joe L. Roby, et al.; and Robert Holschen v. Joe
        L. Roby, et al. The plaintiffs in these cases purport to represent a class consisting of the holders of DLJdirect tracking stock and their successors in interest, excluding the defendants and any person or entity related to or affiliated with any of the defendants. Named as defendants are AXA Financial, DLJ and the DLJ directors. The complaints assert claims for breaches of fiduciary duties, for violation of class members' voting rights under 8 Del. C. ss.242, and for breach of implied contractual promise, and seek an unspecified amount of compensatory damages and costs and expenses, including attorneys' fees. The parties in these cases have agreed to extend the time for defendants to respond to the complaints.

        Subsequent to the August 30, 2000 announcement of the proposed sale of DLJ, a putative class action lawsuit was filed in the United States District Court, Southern District of New York, captioned Siamac Sedighim
        v. Donaldson, Lufkin & Jenrette, Inc., et al. This action challenges the sale of DLJ (for omitting the DLJdirect tracking stock) and also alleges Federal securities law claims relating to the initial public offering of the DLJdirect tracking stock. The complaint alleges claims for violations of the securities laws, breaches of the fiduciary duties of loyalty, good faith and due care, aiding and abetting such breaches, and breach of contract. The plaintiff purports to represent a class consisting of: all purchasers of DLJdirect tracking stock in the initial public offering and thereafter (with respect to the securities law claims); and all owners of DLJdirect tracking stock who allegedly have been or will be injured by the sale of DLJ (with respect to all other claims). Named as defendants are AXA Financial, Equitable Life, AXA, DLJ, Donaldson, Lufkin & Jenrette Securities Corporation, Credit Suisse Group, Diamond Acquisition Corp., and DLJ's directors. The complaint seeks declaratory and injunctive relief, an unspecified amount of damages, and costs and expenses, including attorney's fees. In February 2001, defendants moved to dismiss the complaint and in October 2001, the court granted defendants' motion, dismissing all claims based on Federal law with prejudice and dismissing all claims based on state law on jurisdictional grounds, and entered judgment for the defendants. The plaintiffs did not file a notice of appeal, and their time to appeal has expired.

        In April 2001, a putative class action entitled David Uhrik v. Credit Suisse First Boston (USA), Inc., et al. was filed in Delaware Court of Chancery on behalf of the holders of CSFBdirect tracking stock (formerly known as DLJdirect tracking stock). Named defendants include AXA Financial, Credit Suisse First Boston (USA), Inc., the former directors of DLJ and the directors of Credit Suisse First Boston (USA), Inc. The complaint challenges the sale of DLJ common stock as well as the March 2001 offer by Credit Suisse to purchase the publicly owned CSFBdirect tracking stock for $4 per share and asserts claims for breaches of fiduciary duties and breach of contract. Plaintiffs seek injunctive relief, an unspecified amount of compensatory damages, and costs and expenses, including attorneys' fees. The Uhrik action, along with the actions captioned Irvin Woods, et al. v. Joe L. Roby, et al.; Thomas Rolle v. Joe L. Roby, et al.; Andrew Loguercio v. Joe L. Roby, et al.; and Robert Holschen v. Joe. L. Roby, et al., are among the actions that have been consolidated under the caption In re CSFBdirect Tracking Stock Shareholders Litigation. In May 2001, the Delaware Court of Chancery ordered that the Uhrik complaint be the operative complaint in the consolidated actions. A memorandum of understanding outlining the terms of a proposed settlement was executed in July 2001. It is anticipated that a stipulation of settlement will be filed with the Delaware Court of Chancery in or before March 2002. The proposed settlement, which does not involve any payment by AXA Financial, is subject to a number of conditions, including confirmatory discovery and approval, after a hearing, by the Delaware Court of Chancery.

        In April 2001, an amended class action complaint entitled Miller, et al.
        v. Mitchell Hutchins Asset Management, Inc., et al. was filed in Federal District Court in the Southern District of Illinois against Alliance, Alliance Fund Distributors, Inc. ("AFD"), a wholly owned subsidiary of Alliance, and other defendants alleging violations of the Investment Company Act of 1940, as amended ("ICA"), and breaches of common law fiduciary duty. The allegations in the amended complaint concern six mutual funds with which Alliance has investment advisory agreements, including Premier Growth Fund, Alliance Health Care Fund, Alliance Growth Fund, Alliance Quasar Fund, Alliance Fund and Alliance Disciplined Value Fund. The amended complaint alleges principally that
        (i) certain advisory agreements concerning these funds were negotiated, approved, and executed in violation of the ICA, in particular because certain directors of these funds should be deemed interested under the ICA; (ii) the distribution plans for these funds were negotiated, approved, and executed in violation of the ICA; and (iii) the advisory fees and distribution fees paid to Alliance and AFD, respectively, are excessive and, therefore, constitute a breach of fiduciary duty. Alliance and AFD believe that plaintiffs' allegations are without merit and intend to vigorously defend against these allegations. At the present time, management of Alliance and AFD are unable to estimate the impact, if any, that the outcome of this action may have on Alliance's results of operations or financial condition.

        On December 7, 2001 a complaint entitled Benak v. Alliance Capital Management L.P. and Alliance Premier Growth Fund ("Benak Complaint") was filed in Federal District Court in the District of New Jersey against Alliance and Alliance Premier Growth ("Premier Growth Fund") alleging violation of the ICA. The principal allegations of the Benak Complaint are that Alliance breached its duty of loyalty to Premier Growth Fund because one of the directors of the General Partner of Alliance served as a director of Enron Corp. ("Enron") when Premier Growth Fund purchased shares of Enron and as a consequence thereof, the investment advisory fees paid to Alliance by Premier Growth Fund should be returned as a means of recovering for Premier Growth Fund the losses plaintiff alleges were caused by the alleged breach of the duty of loyalty. Plaintiff seeks recovery of fees paid by Premier Growth Fund to Alliance during the twelve months preceding the lawsuit. On December 21, 2001 a complaint entitled Roy v. Alliance Capital Management L.P. and Alliance Premier Growth Fund ("Roy Complaint") was filed in Federal District Court in the Middle District of Florida, Tampa Divisions, against Alliance and Premier Growth Fund. The allegations and relief sought in the Roy Complaint are virtually identical to the Benak Complaint. On December 26, 2001 a compliant entitled Roffe v. Alliance Capital Management L.P. and Alliance Premier Growth Fund ("Roffe Complaint") was filed in the Federal District Court in the District of New Jersey against Alliance and Premier Growth Fund. The allegations and relief sought in the Roffe Complaint are virtually identical to the Benak Complaint. On February 14, 2002, a complaint entitled Tatem v. Alliance Capital Management L.P. and Alliance Premier Growth Fund ("Tatem Complaint") was filed in the Federal District Court in the District of New Jersey against Alliance and Premier Growth Fund. The allegations and relief sought in the Tatem Complaint are virtually identical to the Benak Complaint. Alliance believes the plaintiffs' allegations in the Benak Complaint, Roy Complaint, Roffe Complaint and Tatem Complaint are without merit and intends to vigorously defend against these allegations. At the present time Alliance's management is unable to estimate the impact, if any, that the outcome of these actions may have on Alliance's results of operations or financial condition.

        Although the outcome of litigation generally cannot be predicted with certainty, the Company's management believes that (i) the settlement of the Brown, R.S.M., In re AXA Financial, Inc. Shareholders Litigation and the Uhrik litigations will not have a material adverse effect on the consolidated financial position or results of operations of the Company and (ii) the ultimate resolution of the other litigations described above should not have a material adverse effect on the consolidated financial position of the Company. The Company's management cannot make an estimate of loss, if any, or predict whether or not any of such other litigations described above will have a material adverse effect on the Company's consolidated results of operations in any particular period.

        In addition to the matters previously reported and those described above, the Holding Company, the Company and their subsidiaries are involved in various legal actions and proceedings in connection with their businesses. Some of the actions and proceedings have been brought on behalf of various alleged classes of claimants and certain of these claimants seek damages of unspecified amounts. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on the Company's consolidated financial position or results of operations.

        However, it should be noted that the frequency of large damage awards, including large punitive damage awards that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions, continues to create the potential for an unpredictable judgment in any given matter.

16)     LEASES

        The Company has entered into operating leases for office space and certain other assets, principally information technology equipment and office furniture and equipment. Future minimum payments under noncancelable operating leases for 2002 and the four successive years are $114.6 million, $107.3 million, $112.9 million, $100.5 million, $84.4 million and $921.0 million thereafter. Minimum future sublease rental income on these noncancelable operating leases for 2002 and the four successive years is $6.0 million, $4.6 million, $4.6 million, $4.6 million, $3.1 million and $21.1 million thereafter.

        At December 31, 2001, the minimum future rental income on noncancelable operating leases for wholly owned investments in real estate for 2002 and the four successive years is $80.3 million, $86.8 million, $82.9 million, $77.0 million, $75.4 million and $601.6 million thereafter.

        The Company has entered into capital leases for certain information technology equipment. Future minimum payments under noncancelable capital leases for 2002 and the three successive years are $4.9 million, $4.6 million, $2.7 million and $.9 million.

17)    INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

        Equitable Life is restricted as to the amounts it may pay as dividends to the Holding Company. Under the New York Insurance Law, a domestic life insurer may, without prior approval of the Superintendent, pay a dividend to its shareholders not exceeding an amount calculated based on a statutory formula. This formula would permit Equitable Life to pay shareholder dividends not greater than $544.0 million during 2002. Payment of dividends exceeding this amount requires the insurer to file notice of its intent to declare such dividends with the Superintendent who then has 30 days to disapprove the distribution. For 2001, 2000 and 1999, the Insurance Group statutory net income totaled $547.7 million, $1,068.6 million and $547.0 million, respectively. Statutory surplus, capital stock and Asset Valuation Reserve ("AVR") totaled $6,100.4 million and $6,226.5 million at December 31, 2001 and 2000, respectively. In 2001, 2000 and 1999, respectively, $1.7 billion, $250.0 million and $150.0 million in dividends were paid to the Holding Company by Equitable Life.

        At December 31, 2001, the Insurance Group, in accordance with various government and state regulations, had $23.5 million of securities deposited with such government or state agencies.

        In 1998 the National Association of Insurance Commissioners ("NAIC") approved a codification of statutory accounting practices ("Codification"), which provides regulators and insurers with uniform statutory guidance, addressing areas where statutory accounting previously was silent and changing certain existing statutory positions. Equitable Life and EOC became subject to Codification rules for all state filings upon adoption of Codification by the respective states.

        On December 27, 2000, an emergency rule was issued by the New York Insurance Department ("NYID"), which adopted Codification in New York effective on January 1, 2001 except where the guidance conflicted with New York Law. Equitable Life is required to prepare the Quarterly and Annual Statements and Audited financial statements in accordance with New York rules and regulations which are filed in all states. Differences between the New York regulations and Codification consist of the accounting for deferred taxes and goodwill.

        The implementation of Codification resulted in a $1,630.9 million increase to surplus and capital stock, principally due to the $1,660.8 million valuation adjustment related to Alliance.

        The NYID is currently expected to adopt Codification's accounting for deferred income taxes and goodwill effective in 2002. The impact of adopting the deferred tax accounting is estimated to be a $363.6 million decrease to surplus and capital stock at December 31, 2001.

        The application of the Codification rules as adopted by the State of Colorado had no significant effect on Equitable Life or EOC.

        The NYID requires quarterly disclosure reconciling both net income and capital and surplus between practices prescribed and permitted by the State of New York and the January 1, 2001 NAIC Accounting Practices and Procedures manual. The 2001 reconciliation for Equitable Life follows:

                                                                                    DECEMBER 31,
                                                                                       2001
                                                                                 -----------------
                                                                                   (IN MILLIONS)

        Net Income, State of New York basis ................................        $    543.7
        Prescribed Practices ...............................................              --
        Permitted Practices ................................................              --
                                                                                    ----------

        Net Income, NAIC Basis .............................................        $    543.7
                                                                                    ==========

        Statutory surplus and capital stock, State of New York basis .......        $  5,446.0
        Prescribed Practices:
            Deferred tax liability .........................................            (363.6)
        Permitted practices ................................................              --
                                                                                    ----------

        Statutory Surplus and Capital Stock, NAIC Basis ....................        $  5,082.4
                                                                                    ==========

        The differences between statutory surplus and capital stock determined in accordance with Statutory Accounting Principles ("SAP") and total shareholders' equity under GAAP are primarily: (a) the inclusion in SAP of an AVR intended to stabilize surplus from fluctuations in the value of the investment portfolio; (b) future policy benefits and policyholders' account balances under SAP differ from GAAP due to differences between actuarial assumptions and reserving methodologies;
        (c) certain policy acquisition costs are expensed under SAP but deferred under GAAP and amortized over future periods to achieve a matching of revenues and expenses; (d) Federal income taxes are generally accrued under SAP based upon revenues and expenses in the Federal income tax return while under GAAP deferred taxes provide for timing differences between recognition of revenues and expenses for financial reporting and income tax purposes; (e) the valuation of assets under SAP and GAAP differ due to different investment valuation and depreciation methodologies, as well as the deferral of interest-related realized capital gains and losses on fixed income investments; (f) the valuation of the investment in Alliance and Alliance Holding under SAP reflects a portion of the market value appreciation rather than the equity in the underlying net assets as required under GAAP; (g) the provision for future losses of the discontinued Wind-Up Annuities business is only required under GAAP; (h) reporting the surplus notes as a component of surplus in SAP but as a liability in GAAP; (i) computer software development costs are capitalized under GAAP but expensed under SAP; and
        (j) certain assets, primarily pre-paid assets, are not admissible under SAP but are admissible under GAAP.

        Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from GAAP. The following reconciles the Insurance Group's statutory change in surplus and capital stock and statutory surplus and capital stock determined in accordance with accounting practices prescribed by the NYID with net earnings and equity on a GAAP basis.

                                                                                  2001              2000              1999
                                                                               ----------        ----------        ----------
                                                                                               (IN MILLIONS)
        Net change in statutory surplus and
          capital stock ..............................................         $    104.1        $  1,321.4        $    848.8
        Change in asset valuation reserves ...........................             (230.2)           (665.5)             (6.3)
                                                                               ----------        ----------        ----------
        Net change in statutory surplus, capital stock
          and asset valuation reserves ...............................             (126.1)            655.9             842.5
        Adjustments:
          Future policy benefits and policyholders'
            account balances .........................................              278.7             262.6             (80.4)
          DAC ........................................................              458.5             469.1             198.2
          Deferred Federal income taxes ..............................             (354.8)           (127.3)           (154.3)
          Valuation of investments ...................................               67.9            (134.8)             21.5
          Valuation of investment subsidiary .........................           (1,507.9)            (29.2)           (133.6)
          Limited risk reinsurance ...................................               --                --               128.4
          Dividends paid to the AXA Financial ........................            1,700.0             250.0             150.0
          Capital contribution .......................................               --                --              (470.8)
          Stock option expense related to AXA's minority
            interest acquisition .....................................               --              (493.9)             --
          Other, net .................................................              135.8             448.8             253.8
          GAAP adjustments of Other Discontinued
            Operations ...............................................               (5.1)             54.3              51.3
                                                                               ----------        ----------        ----------
        Net Earnings of the Insurance Group ..........................         $    647.0        $  1,355.5        $    806.6
                                                                               ==========        ==========        ==========


                                                                                                DECEMBER 31,
                                                                               ----------------------------------------------
                                                                                  2001              2000              1999
                                                                               ----------        ----------        ----------
                                                                                               (IN MILLIONS)
        Statutory surplus and capital stock ..........................         $  5,446.0        $  5,341.9        $  4,020.5
        Asset valuation reserves .....................................              654.4             884.6           1,550.1
                                                                               ----------        ----------        ----------
        Statutory surplus, capital stock and asset
          valuation reserves .........................................            6,100.4           6,226.5           5,570.6
        Adjustments:
          Future policy benefits and policyholders'
            account balances .........................................           (1,120.7)         (1,399.4)         (1,662.0)
          DAC ........................................................            5,513.7           5,128.8           4,928.6
          Deferred Federal income taxes ..............................           (1,252.2)           (640.7)           (223.5)
          Valuation of investments ...................................              635.9             140.2            (717.3)
          Valuation of investment subsidiary .........................           (2,590.8)         (1,082.9)         (1,891.7)
          Limited risk reinsurance ...................................               --                --               (39.6)
          Issuance of surplus notes ..................................             (539.4)           (539.1)           (539.1)
          Other, net .................................................              942.6             776.2             501.5
          GAAP adjustments of Other Discontinued
            Operations ...............................................             (123.8)           (164.3)           (160.0)
                                                                               ----------        ----------        ----------
        Equity of the Insurance Group ................................         $  7,565.7        $  8,445.3        $  5,767.5
                                                                               ==========        ==========        ==========

18)     BUSINESS SEGMENT INFORMATION

        The Company's operations consist of Insurance and Investment Services. The Company's management evaluates the performance of each of these segments independently and allocates resources based on current and future requirements of each segment.

        The Insurance segment offers a variety of traditional, variable and interest-sensitive life insurance products, disability income, annuity products, mutual fund and other investment products to individuals and small groups. It also administers traditional participating group annuity contracts with conversion features, generally for corporate qualified pension plans, and association plans which provide full service retirement programs for individuals affiliated with professional and trade associations. This segment includes Separate Accounts for individual insurance and annuity products.

        The Investment Services segment principally includes Alliance. Alliance provides diversified investment management and related services globally to a broad range of clients including: (a) institutional clients, including pension funds, endowments and domestic and foreign financial institutions, (b) private clients, including high net worth individuals, trusts and estates and charitable foundations, (c) individual investors, principally through a broad line of mutual funds, and (d) institutional investors by means of in-depth research, portfolio strategy and other services. This segment also includes institutional Separate Accounts that provide various investment options for large group pension clients, primarily defined benefit and contribution plans, through pooled or single group accounts.

        Intersegment investment advisory and other fees of approximately $116.6 million, $153.2 million and $75.6 million for 2001, 2000 and 1999, respectively, are included in total revenues of the Investment Services segment.

        The following tables reconcile segment revenues and earnings from continuing operations before Federal income taxes to total revenues and earnings as reported on the consolidated statements of earnings and segment assets to total assets on the consolidated balance sheets, respectively.


                                                          2001             2000          1999
                                                      ------------    ------------    -----------
                                                                      (IN MILLIONS)
        SEGMENT REVENUES:
        Insurance ...............................     $    4,763.3    $    4,681.9    $   5,179.4
        Investment Services .....................          2,994.4         4,672.5        2,163.8
        Consolidation/elimination ...............            (90.0)         (113.2)         (23.5)
                                                      ------------    ------------    -----------
        Total Revenues ..........................     $    7,667.7    $    9,241.2    $   7,319.7
                                                      ============    ============    ===========


        SEGMENT EARNINGS (LOSS) FROM CONTINUING
          OPERATIONS BEFORE FEDERAL INCOME
          TAXES AND MINORITY INTEREST:
        Insurance ...............................     $      707.5    $     (192.5)   $     555.7
        Investment Services .....................            585.4         2,778.0          754.2
                                                      ------------    ------------    -----------
        Total Earnings from Continuing Operations
           before Federal Income Taxes and
           Minority Interest ....................     $    1,292.9    $    2,585.5    $   1,309.9
                                                      ============    ============    ===========

                                                          2001             2000          1999
                                                      ------------    ------------    -----------
                                                                      (IN MILLIONS)
        ASSETS:
        Insurance ...............................     $   84,568.9    $   88,641.1    $  86,840.1
        Investment Services .....................         15,808.8        16,807.2       12,961.7
        Consolidation/elimination ...............            (94.4)          (57.1)          (8.9)
                                                      ------------    ------------    -----------
        Total Assets ............................     $  100,283.3    $  105,391.2    $  99,792.9
                                                      ============    ============    ===========

19)     QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

        The quarterly results of operations for 2001 and 2000 are summarized below:

                                                                    THREE MONTHS ENDED

                                       -------------------------------------------------------------------------
                                          MARCH 31           JUNE 30           SEPTEMBER 30          DECEMBER 31
                                       -------------      -------------       ------------         -------------
                                                                      (IN MILLIONS)
        2001
        Total Revenues................ $     2,023.1      $     1,898.6       $    1,804.8         $    1,941.2
                                       =============      =============       ============         ============

        Earnings from Continuing
          Operations.................. $       227.1      $       120.3       $      119.2         $      140.0
                                        =============      =============       ============         ============

        Net Earnings.................. $       233.6      $       118.5       $      118.7         $      176.2
                                       =============      =============       ============         ============
        2000
        Total Revenues................ $     1,898.9      $     1,954.5       $    1,982.9         $    3,404.9
                                       =============      =============       ============         ============
        Earnings from Continuing
          Operations.................. $       226.6      $       256.9       $       70.5         $      742.9
                                       =============      =============       ============         ============
        Net Earnings.................. $       221.7      $       255.4       $       70.5         $      807.9
                                       =============      =============       ============         ============

20)     ACCOUNTING FOR STOCK-BASED COMPENSATION

        The Holding Company sponsors a stock incentive plan for employees of Equitable Life. Alliance sponsors its own stock option plans for certain employees. The Company has elected to continue to account for stock-based compensation using the intrinsic value method prescribed in APB No. 25. Had compensation expense as related to options awarded under AXA Financial's Stock Incentive Plans been determined based on SFAS No. 123's fair value based method, including the cost of the amendments and modifications made in connection with AXA's acquisition of the minority interest in the Holding Company, the Company's pro forma net earnings for 2001, 2000 and 1999 would have been $624.8 million, $1,627.3 million and $757.1 million, respectively.

        In conjunction with approval of the agreement for AXA's acquisition of the minority interest in the Holding Company's Common Stock, generally all outstanding options awarded under the 1997 and 1991 Stock Incentive Plans were amended to become immediately and fully exercisable pursuant to their terms upon expiration of the initial tender offer. In addition, the agreement provided that at the effective time of the merger, the terms of all outstanding options granted under those Plans would be further amended and converted into options of equivalent intrinsic value to acquire a number of AXA ordinary shares in the form of ADRs. Also pursuant to the agreement, holders of non-qualified options were provided with an alternative to elect cancellation of those options at the effective time of the merger in exchange for a cash payment from the Holding Company. For the year ended December 31, 2000, the Company recognized compensation expense of $493.9 million, representing the cost of these Plan amendments and modifications offset by an addition to capital in excess of par value.

        Beginning in 2001, under the 1997 Stock Incentive Plan, the Holding Company can issue options to purchase AXA ADRs. The options, which include Incentive Stock Options and Nonstatutory Stock Options, are issued at the fair market value of the AXA ADRs on the date of grant. Generally, one-third of stock options granted vest and become exercisable on each of the first three anniversaries of the date such options were granted. Options are currently exercisable up to 10 years from the date of grant.

        Following completion of the merger of AXA Merger with and into the Holding Company, certain employees exchanged AXA ADR options for tandem Stock Appreciation Rights ("SARs") and at-the-money AXA ADR options of equivalent intrinsic value. The maximum obligation for the SARs is $73.3 million, based upon the underlying price of AXA ADRs at January 2, 2001, the closing date of the aforementioned merger. The Company recorded a reduction in the SARs liability of $63.2 million for 2001, reflecting the variable accounting for the SARs, based on the change in the market value of AXA ADRs for the period ended December 31, 2001.

        The Black-Scholes option pricing model was used in determining the fair values of option awards used in the pro-forma disclosures above. The option pricing assumptions for 2001, 2000 and 1999 follow:


                                       HOLDING COMPANY                           ALLIANCE
                           -----------------------------------------   ------------------------------
                             2001(1)          2000         1999          2001      2000       1999
                           -------------  ------------- ------------   -------------------- ---------

        Dividend yield....    1.52%          0.32%         0.31%         5.80%     7.20%     8.70%

        Expected
          volatility......     29%            28%           28%           33%       30%       29%

        Risk-free interest
          rate............    4.98%          6.24%         5.46%         4.5%      5.90%     5.70%

        Expected life
          in years........      5              5             5            7.2       7.4        7

        Weighted average
          fair value per
          option at
          grant-date......    $9.42          $11.08       $10.78         $9.23     $8.32     $3.88

        (1) Beginning in 2001, the option pricing assumptions reflect options granted by the Holding Company representing rights to acquire AXA ADRs.

        A summary of the activity in the option shares of the Holding Company and Alliance's option plans follows, including information about options outstanding and exercisable at December 31, 2001. Outstanding options at January 2, 2001 to acquire AXA ADRs reflect the conversion of 11.5 million share options of the Holding Company that remained outstanding following the above-described cash settlement made pursuant to the agreement for AXA's acquisition of the minority interest in the Holding Company's Common Stock. All information presented below as related to options to acquire AXA ADRs gives appropriate effect to AXA's May 2001 four-for-one stock split and the related changes in ADR parity for each Holding Company share option:



                                                       HOLDING COMPANY                         ALLIANCE
                                             ------------------------------------   --------------------------------
                                                  Common
                                                   Stock            Weighted                           Weighted
                                                    and             Average                            Average
                                                  AXA ADRs          Exercise            Units          Exercise
                                               (In Millions)         Price          (In Millions)       Price
                                             -------------------  ---------------   -------------- -----------------
        Holding Company Option Shares:
        Balance as of
          December 31, 1998................       21.4              $22.00               12.3          $14.92
          Granted..........................        4.3              $31.70                2.0          $30.18
          Exercised........................       (2.4)             $13.26               (1.5)         $ 9.51
          Forfeited........................        (.6)             $24.29                (.3)         $17.79
                                             -------------------                    --------------

        Balance as of
          December 31, 1999................       22.7              $24.60               12.5          $17.95
          Granted..........................        6.5              $31.06                4.7          $50.93
          Exercised........................       (4.5)             $18.57               (1.7)         $10.90
          Forfeited........................       (1.2)             $26.15                (.1)         $26.62
                                             -------------------                    --------------

        Balance as of
          December 31, 2000................       23.5              $27.20               15.4          $28.73
                                             ===================  ==============

        AXA ADR Option Shares:
        Balance as of January 2, 2001......       18.3              $21.65
          Granted..........................       17.0              $31.55                2.5          $50.34
          Exercised........................       (2.2)             $11.57               (1.7)         $13.45
          Forfeited........................       (3.1)             $32.02                (.3)         $34.33
                                             -------------------                    --------------

        Balance as of
          December 31, 2001................       30.0              $26.89               15.9          $33.58
                                             ===================                    ==============

        Information about options outstanding and exercisable at December 31, 2001 follows:



                                            Options Outstanding                            Options Exercisable
                             ---------------------------------------------------   -------------------------------------
                                                   Weighted
                                                    Average         Weighted                               Weighted
              Range of             Number          Remaining        Average             Number              Average
              Exercise          Outstanding       Contractual       Exercise          Exercisable          Exercise
               Prices          (In Millions)     Life (Years)        Price           (In Millions)           Price
        --------------------------------------- ---------------- ---------------   ------------------   ----------------
              AXA ADRs
        ----------------------
        $ 6.325  - $ 9.01            1.9               2.25           $ 6.75              1.9                $ 6.75
        $10.195  - $14.30            2.2               5.69           $13.32              2.2                $13.34
        $15.995  - $22.84            5.2               7.29           $18.87              4.4                $18.74
        $26.095  - $33.025          15.7               6.58           $30.97              2.6                $26.78
        $36.03                       5.0               7.48           $36.03              5.0                $36.03
                              -----------------                                    ------------------
        $ 6.325  - $36.03           30.0               6.51           $26.89             16.1                $23.24
                              =================                                    ==================

              Alliance
        ----------------------
        $   7.97 - $18.78            4.7               4.20           $12.92              4.3                $12.48
        $  22.50 - $27.31            2.5               6.94           $26.29              1.4                $26.30
        $  30.25 - $46.78            1.7               7.93           $30.30               .6                $30.25
        $  48.50 - $50.56            4.9               9.18           $49.36               .5                $48.50
        $  51.10 - $58.50            2.1               8.95           $53.78               .5                $53.75
                              -----------------                                    ------------------
        $   7.97 - $58.50           15.9               7.20           $33.57              7.3                $21.42
                              =================                                    ==================

        The Company's ownership interest in Alliance will continue to be reduced upon the exercise of unit options granted to certain Alliance employees. Options are exercisable over a period of up to ten years.

        In 1997, Alliance Holding established a long-term incentive compensation plan under which grants are made to key employees for terms established by Alliance Holding at the time of grant. These awards include options, restricted Alliance Holding units and phantom restricted Alliance Holding units, performance awards, other Alliance Holding unit based awards, or any combination thereof. At December 31, 2001, approximately
        12.4 million Alliance Holding units of a maximum 40.0 million units were subject to options granted and 25,500 Alliance Holding units were subject to awards made under this plan.

21)     RELATED PARTY TRANSACTIONS

        Beginning January 1, 2000, the Company reimburses the Holding Company for expenses relating to the Excess Retirement Plan, Supplemental Executive Retirement Plan and certain other employee benefit plans that provide participants with medical, life insurance, and deferred compensation benefits. Such reimbursement was based on the cost to the Holding Company of the benefits provided which totaled $19.1 million and $16.0 million, respectively, for 2001 and 2000.

        The Company paid $590.5 million and $678.9 million, respectively, of commissions and fees to AXA Distribution and its subsidiaries for sales of insurance products for 2001 and 2000. The Company charged AXA Distribution's subsidiaries $522.6 million and $395.0 million, respectively, for their applicable share of operating expenses for 2001 and 2000, pursuant to the Agreements for Services.

        In September 2001, Equitable Life loaned $400.0 million to AXA Insurance Holding Co. Ltd., a subsidiary of AXA. This investment has an interest rate of 5.89% and matures on June 15, 2007. All payments, including interest payable semi-annually, are guaranteed by AXA.

        Both Equitable Life and Alliance, along with other AXA affiliates, participate in certain cost sharing and servicing agreements which include technology and professional development arrangements. Payments by Equitable Life and Alliance to AXA totaled approximately $12.7 million in 2001.

        Commissions, fees and other income includes certain revenues for services provided to mutual funds managed by Alliance described below:

                                                                  2001               2000               1999
                                                            -----------------   ----------------  ------------------
                                                                                 (IN MILLIONS)
       Investment advisory and services fees..............   $     1,088.2       $     1,021.8     $       895.8
       Distribution revenues..............................           544.6               621.6             441.8
       Shareholder servicing fees.........................            87.2                85.6              62.3
       Other revenues.....................................            11.0                11.6               9.9
       Brokerage..........................................             9.0                 1.7               --


22)      PRO FORMA FINANCIAL INFORMATION (UNAUDITED)

        Assuming the Bernstein acquisition had occurred on January 1, 1999, revenues for the Company would have been $8.79 billion and $7.05 billion for 2000 and 1999, respectively, on a pro forma basis. The impact of the acquisition on net earnings on a pro-forma basis would not have been material.

        This pro forma financial information does not necessarily reflect the results of operations that would have resulted had the Bernstein acquisition actually occurred on January 1, 1999, nor is the pro forma financial information necessarily indicative of the results of operations that may be achieved for any future period.

Appendix A

--------------------------------------------------------------------------------


DIRECTORS AND PRINCIPAL OFFICERS

Set forth below is information about our directors and, to the extent they are responsible for variable life insurance operations, our principal officers. Unless otherwise noted, their address is 1290 Avenue of the Americas, New York, New York 10104.





DIRECTORS

------------------------------------------------------------------------------------------------------------------------------------
 NAME AND PRINCIPAL BUSINESS ADDRESS    BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
FRANCOISE COLLOC'H
------------------------------------------------------------------------------------------------------------------------------------
AXA                                    Member of the Management Board (January 2000 to present); Group Executive President, Human
25 Avenue Matignon                     Resources, Communication and Synergies (January 2000 to present); Senior Executive Vice
75008 Paris, France                    President, Human Resources and Communications, AXA (January 1997 to present); prior thereto,
                                       Executive Vice President, Culture-Management-Communication (1993 to January 1997); and
                                       various positions with AXA affiliated companies; Member, Executive Committee, AXA (January
                                       1997 to January 2000); Director, AXA Financial, Inc. (December 1996 to present).
------------------------------------------------------------------------------------------------------------------------------------
HENRI DE CASTRIES
------------------------------------------------------------------------------------------------------------------------------------
AXA                                    Director of Equitable Life (since September 1993). Chairman of the Board of AXA Financial
25 Avenue Matignon                     (since April 1998); Vice Chairman (February 1996 to April 1998). Chairman of the Management
75008 Paris, France                    Board and Chief Executive Officer of AXA (since May 2000), Vice Chairman of AXA's Management
                                       Board (January 2000 to May 2000). Prior thereto, Senior Executive Vice President, Financial
                                       Services and Life Insurance Activities in the United States, Germany, the United Kingdom and
                                       Benelux (1997 to 1999); Executive Vice President, Financial Services and Life Insurance
                                       Activities (1993 to 1997) of AXA. Director or officer of various subsidiaries and affiliates of the AXA Group. Director of Alliance Capital Management Corporation, the general partner of Alliance Holding and Alliance. A former Director of Donaldson, Lufkin & Jenrette ("DLJ")
                                       from July 1993 to November 2000.
------------------------------------------------------------------------------------------------------------------------------------
CLAUS-MICHAEL DILL
------------------------------------------------------------------------------------------------------------------------------------
AXA Konzern AG                         Director of Equitable Life (since May 2000). Chairman of the Management Board of AXA Konzern
Gereonsdriesch 9-11                    AG (since June 1999). Member of the AXA Group Management Board since April 1999. Prior
50670 Cologne, Germany                 thereto, member of the Holding Management Board of Gerling-Konzern in Cologne (1995 to April
                                       1999). Chairman of the Management Board of AXA Versicherung AG, AXA Lebensversicherung AG and
                                       AXA Service AG Lebensversicherungs-Management AG (since June 1999). Director of AXA
                                       Financial (since May 2000).
------------------------------------------------------------------------------------------------------------------------------------
JOSEPH L. DIONNE
------------------------------------------------------------------------------------------------------------------------------------
198 N. Wilton Road                     Director of Equitable Life (since May 1982). Retired Chairman of The McGraw-Hill Companies
New Canaan, CT 06840                   (since January 2000); prior thereto, Chairman (April 1988 to January 2000) and Chief
                                       Executive Officer (April 1983 to April 1998). Director of Harris Corporation and Ryder
                                       System, Inc. Director of AXA Financial, Inc. (since May, 1992). He retired as a Director of
                                       McGraw-Hill Companies in April 2000.
------------------------------------------------------------------------------------------------------------------------------------
Denis Duverne
------------------------------------------------------------------------------------------------------------------------------------
AXA                                    Director of Equitable Life (since February 1998). Executive Vice President, International
25, Avenue Matignon                    (US-UK-Benelux) AXA and member of AXA Executive Board (since January, 2000). Director,
75008 Paris, France                    Alliance(since February 1996) and various AXA affiliated companies. Former Director of DLJ
                                       (February 1997 to November 2000).
------------------------------------------------------------------------------------------------------------------------------------
JEAN-RENE FOURTOU
------------------------------------------------------------------------------------------------------------------------------------
Aventis                                Director of Equitable Life (since July 1992). Vice Chairman of the Management Board of
46 quai de la Rapee                    Aventis (since December 1999). Prior thereto, Chairman and Chief Executive Officer of
75601 Paris Cedex 12                   Rhone-Poulenc, S.A. (1986 to December 1999). Member of the Supervisory Board of AXA.
France                                 Director of Schneider Electric, Rhodia, and Pernod-Ricard and European Aeronautic Defense
                                       and Space Company. Former Member of the Consulting Council of Banque de France. Director,
                                       AXA Financial (since July, 1992).
------------------------------------------------------------------------------------------------------------------------------------


                                                                            A(1)

------------------------------------------------------------------------------------------------------------------------------------
 NAME AND PRINCIPAL BUSINESS ADDRESS    BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
NORMAN C. FRANCIS
------------------------------------------------------------------------------------------------------------------------------------
Xavier University of Louisiana         Director of Equitable Life (since March 1989). President of Xavier University of
7325 Palmetto Street                   Louisiana; Director and Chairman of the Board, Liberty Bank and Trust, New Orleans, LA,
New Orleans, LA 70125                  Piccadilly Cafeterias, Inc., and Entergy Corporation. Former Director of First National Bank
                                       of Commerce and Piccadilly Cafeterias, Inc.
------------------------------------------------------------------------------------------------------------------------------------
DONALD J. GREENE
------------------------------------------------------------------------------------------------------------------------------------
LeBoeuf, Lamb, Greene & MacRae         Director of Equitable Life (since July 1991). Of Counsel, LeBoeuf, Lamb, Greene & MacRae
125 West 55th Street                   (since 1999). Prior thereto, Partner of the firm (1965 to 1999). Director of AXA Financial
New York, NY 10019-4513                (since May 1992). Director of Associated Electric and Gas Insurance Services and AXIS
                                       Specialty Insurance Company since 2001.
------------------------------------------------------------------------------------------------------------------------------------
JOHN T. HARTLEY
------------------------------------------------------------------------------------------------------------------------------------
1025 NASA Boulevard                    Director of Equitable Life (since August 1987). Retired as Director in 2000. Director of
Melbourne, FL 32919                    AXA Financial (since May 1992); Director of the McGraw Hill Companies.
------------------------------------------------------------------------------------------------------------------------------------
JOHN H.F. HASKELL JR.
------------------------------------------------------------------------------------------------------------------------------------
UBS Warburg LLC                        Director of Equitable Life (since July 1992); Director of AXA Financial (since July
299 Park Avenue                        1992); Senior Advisor of UBS Warburg LLC (formerly Warburg Dillon Read LLC) (since 1999);
New York, NY 10171                     Director (until 2000); Prior thereto, Managing Director and member of its Board of Directors
                                       (1975-1999); Chairman, Supervisory Board, Dillon Read (France) Gestion (until 1998);
                                       Director, Pall Corporation (since November 1998).
------------------------------------------------------------------------------------------------------------------------------------
MARY (NINA) HENDERSON
------------------------------------------------------------------------------------------------------------------------------------
425 E. 86th Street, Apt. 12-C          Director of Equitable Life (since December 1996). Retired Corporate Vice President, Core
New York, NY 10028                     Business Development of Bestfoods (from June 1999 until December 2000). Prior thereto,
                                       President, Bestfoods Grocery (formerly CPC International, Inc.) and Vice President,
                                       Bestfoods (1997 to 1999). President, Bestfoods Specialty Markets Group (1993 to 1997);
                                       Director, Hunt Corporation, PACTIV Corporation and the "Shell" Transport and Trading
                                       Company, plc. Director, AXA Financial (since December 1996).
------------------------------------------------------------------------------------------------------------------------------------
W. EDWIN JARMAIN
------------------------------------------------------------------------------------------------------------------------------------
Jarmain Group Inc.                     Director of Equitable Life (since July 1992). President, Jarmain Group Inc. (since
77 King Street West                    1979); and officer or director of several affiliated companies. Director, AXA Insurance
Suite 4545                             (Canada), Anglo-Canada General Insurance Company, Alliance Capital Management Corporation
Toronto, Ontario M5K 1K2               and AXA Pacific Insurance Company, Alternate Director, AXA Asia Pacific Holdings Limited
Canada                                 (December 1999 to September 2000) and a former Director of DLJ (October 1999 to November
                                       2000). Chairman (non-executive) and Director, FCA International Ltd. (January 1994 to May
                                       1998). Director of AXA Financial, Inc. (since July 1992).
------------------------------------------------------------------------------------------------------------------------------------
GEORGE T. LOWY
------------------------------------------------------------------------------------------------------------------------------------
Cravath, Swaine & Moore                Director of Equitable Life (since July 1992). Partner, Cravath, Swaine & Moore. Director,
825 Eighth Avenue                      Eramet.
New York, NY 10019


------------------------------------------------------------------------------------------------------------------------------------
DIDIER PINEAU-VALENCIENNE
------------------------------------------------------------------------------------------------------------------------------------
Credit Suisse, First Boston            Director of Equitable Life (since February 1996). Vice Chairman Credit Suisse First
c/o Schneider Electric                 Boston (since March 1999). Chairman and Chief Executive Officer (1981 to February 1999)
64, rue de Miromesnel                  (now Honorary Chairman) Schneider Electric. Former Member of the Supervisory Board of AXA
75008 Paris, France                    (January 1997 to May 2001). Director of CGIP, AON Corporation and Fleury Michon/France,
                                       Member of the Supervisory Board of Aventis (formerly Rhone-Poulenc, S.A.), Andre & Cie, SA,
                                       LAGARDERE and Swiss Helvetic Fund; member of the Advisory Board of Booz-Allen & Hamilton.
                                       Director of AXA Financial, Inc. (since February 1996).
------------------------------------------------------------------------------------------------------------------------------------
GEORGE J. SELLA, JR.
------------------------------------------------------------------------------------------------------------------------------------
P.O. Box 397                           Director of Equitable Life (since May 1987). Retired Chairman and Chief Executive
Newton, NJ 07860                       Officer of American Cyanamid Company (retired April 1993); previously held other officerships with American Cyanamid. Director of AXA Financial (since May 1992) and Coulter
                                       Pharmaceutical (May 1987 to 2001).
------------------------------------------------------------------------------------------------------------------------------------


A(2)

------------------------------------------------------------------------------------------------------------------------------------
 NAME AND PRINCIPAL BUSINESS ADDRESS    BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
PETER J. TOBIN
------------------------------------------------------------------------------------------------------------------------------------
Peter J. Tobin College of Business     Director of Equitable Life (since March 1999); Dean of the Peter J. Tobin College of
St. John's University                  Business St. John's University (since August 1998); Chief Financial Officer, Chase Manhattan
8000 Utopia Parkway                    Corp. (1985 to 1997). Director, Alliance Capital Management Corporation (since May 2000);
Jamaica, NY 11439                      The CIT Group, Inc. (May 1984 to June 2001), H.W. Wilson Company and Junior Achievement of
                                       New York, Inc. and a Director and Officer of Rock Valley Tool, LLC. Director of AXA
                                       Financial, Inc. (since March 1999).
------------------------------------------------------------------------------------------------------------------------------------




OFFICERS - DIRECTORS

------------------------------------------------------------------------------------------------------------------------------------
 NAME AND PRINCIPAL BUSINESS ADDRESS    BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
BRUCE W. CALVERT
------------------------------------------------------------------------------------------------------------------------------------
Alliance Capital Management            Director of Equitable Life (since May 2001); Director (since October 1992), Chairman of
Corporation                            the Board (since May 2001) and Chief Executive Officer (since January 1999), Alliance Capital
1345 Avenue of the Americas            Management Corporation; Vice Chairman (May 1993 to April 2001) and Chief Investment Officer
New York, NY 10105                     (May 1993 to January 1999), Alliance Capital Management Corporation; Director, AXA Financial,
                                       Inc. (May 2001 to present); Vice Chairman of the Board of Trustees of Colgate University;
                                       Trustee of the Mike Wolk Heart Foundation; Member of the Investment Committee of the New
                                       York Community Trust.
------------------------------------------------------------------------------------------------------------------------------------
CHRISTOPHER M. CONDRON
------------------------------------------------------------------------------------------------------------------------------------
                                       Director, Chairman of the Board and Chief Executive Officer, Equitable Life (since May
                                       2001); Director, President and Chief Executive Officer, AXA Financial, Inc. (May 2001
                                       to present); Chairman of the Board and Chief Executive Officer, AXA Client Solutions, LLC
                                       (May 2001 to present); Member of AXA's Management Board, (May 2001 to present); Director,
                                       Alliance Capital Management Corporation (May 2001 to present); Director, Chairman of the
                                       Board, President and Chief Executive Officer, The Equitable of Colorado, Inc.
                                       (since June 2001); Director, The American Ireland Fund (1999 to present); Board of
                                       Trustees of The University of Scranton (1995 to present); Member of the Investment Company
                                       Institute's Board of Governors (since October 2001; prior thereto, October 1997 to
                                       October 2000) and Executive Committee (1998-2001); Former Trustee of The University of
                                       Pittsburgh and St. Sebastian's Country Day School; Former Director of the Massachusetts
                                       Bankers Association; President and Chief Operating Officer, Mellon Financial Corporation
                                       (1999-2001); Chairman and Chief Executive Officer, Dreyfus Corporation (1995-2001).
------------------------------------------------------------------------------------------------------------------------------------
STANLEY B. TULIN
------------------------------------------------------------------------------------------------------------------------------------
                                       Director and Vice Chairman of the Board (since February 1998), and Chief Financial
                                       Officer (since May 1996), Equitable Life. Vice Chairman of the Board (since November 1999)
                                       and Chief Financial Officer (since May 1997) and prior thereto, Senior Executive Vice
                                       President (February 1998 to November 1999), AXA Financial. Executive Vice President and
                                       Member of the Executive Committee of AXA. Director, Vice Chairman and Chief Financial
                                       Officer (since December 1999) The Equitable of Colorado; AXA Client Solutions, LLC and AXA
                                       Distribution Holding Corp. (since September 1999). Director, Alliance (since July 1997).
                                       Formerly a Director of DLJ (from June 1997 to November 2000). Prior thereto, Chairman,
                                       Insurance Consulting and Actuarial Practice, Coopers & Lybrand, L.L.P.
------------------------------------------------------------------------------------------------------------------------------------




                                                                            A(3)

OTHER OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
 NAME AND PRINCIPAL BUSINESS ADDRESS    BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
LEON B. BILLIS
------------------------------------------------------------------------------------------------------------------------------------
                                       Executive Vice President (since February 1998) and AXA Group Deputy Chief Information Officer
                                       (February 2001 to present); prior thereto, Chief Information Officer (November 1994 to
                                       February 2001), Equitable Life and AXA Client Solutions, LLC (since September 1999).
                                       Previously held other officerships with Equitable Life. .
------------------------------------------------------------------------------------------------------------------------------------
JENNIFER BLEVINS
------------------------------------------------------------------------------------------------------------------------------------
                                       Executive Vice President (January 2002 to present), Equitable Life; Executive Vice President
                                       (January 2002 to present), AXA Client Solutions, LLC; prior thereto, Senior Vice President and Managing Director Worldwide Human Resources, Chubb and Son, Inc. (1999 to 2001); Senior
                                       Vice President and Deputy Director of Worldwide Human Resources, Chubb and Son, Inc. (1998
                                       to 1999); Senior Vice President of European Human Resources (and previous Human Resources positions), Chubb Insurance Company of Europe (1992 to 1998).
------------------------------------------------------------------------------------------------------------------------------------
HARVEY BLITZ
------------------------------------------------------------------------------------------------------------------------------------
                                       Senior Vice President, Equitable Life. Senior Vice President, AXA Financial. Senior Vice
                                       President, AXA Client Solutions, LLC. Director and Chairman, Frontier Trust Company
                                       ("Frontier"), FSB . Director, EQF (now AXA Advisors) (until September 1999). Executive Vice
                                       President and Director (since September 1999), AXA Advisors. Director and Senior Vice
                                       President, AXA Network, LLC (formerly EquiSource). Director and Officer of various Equitable
                                       Life affiliates. Previously held other officerships with Equitable Life and its affiliates.
------------------------------------------------------------------------------------------------------------------------------------
KEVIN R. BYRNE
------------------------------------------------------------------------------------------------------------------------------------
                                       Senior Vice President and Treasurer, Equitable Life and AXA Financial. Senior Vice President
                                       and Treasurer, AXA Client Solutions, LLC (since September 1999); The Equitable of Colorado
                                       (since December 1999). Treasurer, Frontier (since 1990) and AXA Network, LLC (since 1999).
                                       Chairman (since August 2000) and Chief Executive Officer (since September 1997), and prior thereto, President and Treasurer, Equitable Casualty Insurance Company ("Casualty"). Vice
                                       President and Treasurer, EQ Advisors Trust (since March 1997). Senior Vice President and
                                       Treasurer, AXA Distribution Holding Corporation (since November 1999) and AXA Advisors, LLC
                                       (since December 2001). Director, Chairman, President and Chief Executive Officer, Equitable
                                       JV Holdings (since August 1997). Director (since July 1997), and Senior Vice President and
                                       Chief Financial Officer (since April 1998), ACMC. Treasurer, Paramount Planners, LLC (since
                                       November 2000). Previously held other officerships with Equitable Life and its affiliates.
------------------------------------------------------------------------------------------------------------------------------------
SELIG EHRLICH
------------------------------------------------------------------------------------------------------------------------------------
                                       Executive Vice President (since December 2001) and Chief Actuary (since May 2001), Equitable
                                       Life; prior thereto, Senior Vice President (July 1999 to December 2001) and Deputy General
                                       manager (September 2000 to December 2001). Executive Vice President (since December 2001)
                                       and Chief Actuary (since May 2001), AXA Client Solutions, LLC.
------------------------------------------------------------------------------------------------------------------------------------
MARYBETH FARRELL
------------------------------------------------------------------------------------------------------------------------------------
                                       Executive Vice President (December 2001 to present), Equitable Life; prior thereto, Senior
                                       Vice President and Deputy Controller (November 1999 to December 2001); Senior Vice President
                                       and Controller, GreenPoint Financial/GreenPoint Bank (May 1994 to November 1999); Executive
                                       Vice President (December 2001 to present), AXA Client Solutions, LLC.
------------------------------------------------------------------------------------------------------------------------------------
JUDY A. FAUCETT
------------------------------------------------------------------------------------------------------------------------------------
                                       Senior Vice President, Equitable Life, (since September 1996) and Actuary (September 1996 to
                                       December 1998). Senior Vice President, AXA Client Solutions, LLC (September 1999 to December
                                       2001), Director, Chairman and Chief Executive Officer, AXA Network, LLC (since July 1999).
------------------------------------------------------------------------------------------------------------------------------------


A(4)

------------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL BUSINESS ADDRESS    BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
STUART L. FAUST
------------------------------------------------------------------------------------------------------------------------------------
                                       Senior Vice President (September 1997 to present) and Deputy General Counsel (November 1999 to present), Equitable Life; prior thereto, Senior Vice President and Associate General
                                       Counsel (September 1997 to October 1999), Vice President and Associate General Counsel
                                       (November 1993 to August 1997); Senior Vice President and Deputy General Counsel (September
                                       2001 to present),  AXA Financial; Senior Vice President (September 1999 to present) and
                                       Deputy General Counsel (November 1999 to present), AXA Client Solutions, LLC.
------------------------------------------------------------------------------------------------------------------------------------
ALVIN H. FENICHEL
------------------------------------------------------------------------------------------------------------------------------------
                                       Senior Vice President and Controller, Equitable Life, AXA Financial and AXA Client Solutions,
                                       LLC. Senior Vice President and Controller, The Equitable of Colorado, Inc. (since December
                                       1999). Previously held other officerships with Equitable Life and its affiliates.
------------------------------------------------------------------------------------------------------------------------------------
PAUL J. FLORA
------------------------------------------------------------------------------------------------------------------------------------
                                       Senior Vice President and Auditor, Equitable Life. AXA Financial and AXA Client Solutions,
                                       LLC.
------------------------------------------------------------------------------------------------------------------------------------
DONALD R. KAPLAN
------------------------------------------------------------------------------------------------------------------------------------
                                       Senior Vice President (since September 1999), Chief Compliance Officer and Associate General
                                       Counsel, Equitable Life. Previously held other officerships with Equitable Life. Senior Vice
                                       President, AXA Client Solutions, LLC (since September 1999).
------------------------------------------------------------------------------------------------------------------------------------
JOHN M. LEFFERTS
------------------------------------------------------------------------------------------------------------------------------------
                                       Executive Vice President and President of Retail Distribution (September 2001 to present),
                                       Equitable Life; prior thereto, President of Texas Region (1998-2001), Agency Manager
                                       (1989-1998).  Executive Vice President and President of Retail Distribution, AXA Client
                                       Solutions, LLC (since September 2001). Director and Executive Vice President, The Equitable
                                       of Colorado, Inc. (since  September 2001). Director, President, Vice President, Secretary and
                                       Treasurer, AXA Network Insurance Agency of Texas, Inc. Director, Children's Cancer Fund.
------------------------------------------------------------------------------------------------------------------------------------
WILLIAM I. LEVINE
------------------------------------------------------------------------------------------------------------------------------------
                                       Executive Vice President and Chief Information Officer (February 2001 to present), Equitable
                                       Life. Executive Vice President and Chief Information Officer, AXA Client Solutions, LLC
                                       (since February 2001). Senior Vice President, Paine Webber (1997 to 2001).
------------------------------------------------------------------------------------------------------------------------------------
WILLIAM (ALEX) MACGILLIVRAY
------------------------------------------------------------------------------------------------------------------------------------
                                       Executive Vice President (December 2001 to present), Equitable Life, prior thereto, Senior
                                       Vice President (May 2000 to December 2001); Executive Vice President (December 2001 to
                                       present), AXA Client Solutions, LLC); Director, Chairman of the Board and Chief Executive
                                       Officer (December 2001 to present), AXA Network, LLC and its subsidiaries; Director
                                       (April 2000 to present), President (April 2000 to present) and Chief Executive Officer
                                       (September 2001 to present), AXA Distributors, LLC; prior thereto, held various previous positions from 1996 to 2000.
------------------------------------------------------------------------------------------------------------------------------------
CHARLES A. MARINO
------------------------------------------------------------------------------------------------------------------------------------
                                       Senior Vice President (September 2000 to present) and Actuary (May 1994 to present),
                                       Equitable Life; prior thereto, Vice President (May 1998 to September 2000), Assistant Vice
                                       President (May 1993 to May 1998); Senior Vice President (September 2000 to present) and
                                       Actuary (September 1999 to present), AXA Client Solutions, LLC.
------------------------------------------------------------------------------------------------------------------------------------
RICHARD J. MATTEIS
------------------------------------------------------------------------------------------------------------------------------------
                                       Executive Vice President, Equitable Life (since May 1998); Executive Vice President, AXA
                                       Client Solutions, LLC (since September 1999); Executive Vice President, Chase Manhattan
                                       Corporation (January 1983 to June 1997); Director, EQF (now AXA Advisors) (October 1998 to
                                       May 1999).
------------------------------------------------------------------------------------------------------------------------------------


                                                                            A(5)

------------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL BUSINESS ADDRESS    BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
DEANNA M. MULLIGAN
------------------------------------------------------------------------------------------------------------------------------------
                                        Executive Vice President (September 2001 to present), Equitable Life; prior thereto, Senior
                                        Vice President (September 2000 to September 2001). Executive Vice President, AXA Client
                                        Solutions, LLC (since September 2001); prior thereto, Senior Vice President (September 2000 to September 2001). Principal (and various positions), McKinsey and Company, Inc. (1992 to
                                        2000).
------------------------------------------------------------------------------------------------------------------------------------
PETER D. NORIS
------------------------------------------------------------------------------------------------------------------------------------
                                        Executive Vice President and Chief Investment Officer, Equitable Life. Executive Vice
                                        President (since May 1995) and Chief Investment Officer (since July 1995), AXA Financial,
                                        Executive Vice President and Chief Investment Officer, AXA Client Solutions (since September
                                        1999). President and Trustee (since November 1996), EQ Advisors Trust and Trustee of AXA
                                        Premier Funds (since November 2001). Executive Vice President and Chief Investment Officer,
                                        The Equitable of Colorado (since December 1999), Director, Alliance, and Equitable Real
                                        Estate (until June 1997). Executive Vice President, AXA Advisors.
------------------------------------------------------------------------------------------------------------------------------------
ANTHONY C. PASQUALE
------------------------------------------------------------------------------------------------------------------------------------
                                        Senior Vice President, Equitable Life and AXA Client Solutions (since September 1999).
                                        Director, Chairman and Chief Operating Officer, Casualty (from September 1997 until August
                                        2000). Director, Equitable Agri-Business, Inc. (until June 1997). Previously held other officerships with Equitable Life and its affiliates.
------------------------------------------------------------------------------------------------------------------------------------
PAULINE SHERMAN
------------------------------------------------------------------------------------------------------------------------------------
                                        Senior Vice President (since February 1999); Secretary and Associate General Counsel,
                                        Equitable Life and AXA Financial (since September 1995). Senior Vice President, Secretary and Associate General Counsel, AXA Financial and AXA Client Solutions (since September
                                        1999). Senior Vice President, Secretary and Associate General Counsel, Equitable of
                                        Colorado (since December 1999). Secretary, AXA Distribution Holding Corporation (since
                                        September 1999). Previously held other officerships with Equitable Life.
------------------------------------------------------------------------------------------------------------------------------------
RICHARD V. SILVER
------------------------------------------------------------------------------------------------------------------------------------
                                        Executive Vice President (since September 2001) and General Counsel (since November 1999),
                                        Equitable Life; prior thereto, Senior Vice President (February 1995 - September 2001),
                                        Deputy General Counsel (October 1996 to November 1999). Executive Vice President and General
                                        Counsel (since September 2001), AXA Financial, Inc.; prior thereto, Senior Vice President and Deputy General Counsel (October 1996 to September 2001). Executive Vice President (since
                                        September 2001) and General Counsel (since September 1999), AXA Client Solutions, LLC.
                                        Executive Vice President (since September 2001) and General Counsel (since December 1999),
                                        Equitable of Colorado. Director, AXA Advisors. Senior Vice President and General Counsel,
                                        EIC (June 1997 to March 1998). Previously held other officerships with Equitable Life and its affiliates.
------------------------------------------------------------------------------------------------------------------------------------


A(6)

Appendix B

--------------------------------------------------------------------------------

DATES OF PREVIOUS PROSPECTUSES AND SUPPLEMENTS



THIS SUPPLEMENT UPDATES
THE PROSPECTUSES DATED                                                    WHICH RELATE TO OUR
-----------------------------------------------------------------------   -------------------------------------
May 1, 1999, October 18, 1999 - May 1, 2001, as previously supplemented on May 1, 2000 - May 1, 2001, August 30, 1999; May 12, 2000;
June 23, 2000; September 1, 2000; December 29, 2000; January 17, 2001;
February 9, 2001; September 4, 2001; and December 14, 2001. ...........   Incentive Life Policies

December 19, 1994; May 1, 1995-2000; September 15, 1995;
January 1, 1997; and October 18, 1999 as previously supplemented May 1,
1996 - May 1, 2001; May 12, 2000; June 23, 2000, September 1, 2000,
February 9, 2001; September 4, 2001 and December 14, 2001 .............   Incentive Life Plus

May 1, 1999 and October 18, 1999 - May 1, 2001, as previously supplemented on May 1, 2000 - May 1, 2001; August 30, 1999;
May 12, 2000; June 23, 2000; September 1, 2000; February 9, 2001,
September 4, 2001, November 16, 2001 and December 14, 2001. ...........   Survivorship Incentive Life Policies

August 18, 1992; May 1, 1993-99; January 1, 1997; and October 18, 1999,
as previously supplemented on May 1, 1994 through May 1, 2001, May 12,
2000, June 23, 2000, September 1, 2000, February 9, 2001, September 4,
2001 and December 14, 2001. ...........................................   Survivorship 2000 Policies


In addition, you may have also received other updating prospectus supplements. These supplements are still relevant and you should retain them with your prospectus.


                                                                            B(1)

                      (This page intentionally left blank)

The Equitable Life Assurance Society of the United States
SUPPLEMENT DATED MAY 1, 2002 TO INCENTIVE LIFE PROSPECTUS DATED MAY 1, 2002

ACCOUNTING BENEFIT ENDORSEMENT
--------------------------------------------------------------------------------

This supplement modifies certain information in the prospectuses dated May 1, 2002 for the Incentive Life flexible premium variable life insurance policies issued by Equitable Life.

Subject to the conditions discussed below, Equitable Life will offer an Endorsement to your Incentive Life policy (the "Endorsement") that will refund or waive all or a portion of certain policy charges if the policy is surrendered for its net cash surrender value within a limited time period.

Under our current rules, the Endorsement will be offered where the following conditions are met:

o a minimum of five policies are issued, each on the life of a different insured person;

o the persons proposed to be insured are deemed by us to be "highly compensated" individuals;

o   the policies have an average face amount of at least $500,000;

o the initial premium under each of the policies is remitted to Equitable Life by the employer; and

o the aggregate annualized first year planned periodic premium for all policies is at least $150,000.

The Endorsement reduces the difference between the premiums paid for the policy and the amount we will pay you if the policy is surrendered in its early years. This, in turn, is expected to reduce any charge against the employer's earnings when the employer accounts for the policy under generally accepted accounting principles (GAAP). Policyowners must rely on the advice of their own accountants, however, to determine how the purchase of a policy, as modified by the Endorsement, will affect their GAAP financial statements.

The Endorsement works by refunding all or a portion of the deductions from premiums and waiving all or a portion of the surrender charges, if the policy is surrendered in its early years. The percentage of charges refunded or waived under the Endorsement are as follows:

--------------------------------------------------------------------------------------------------------------------
     Surrender In Policy Year     Percent Of Premium Deduction Refunded      Percent Of Surrender Charges Waived
--------------------------------------------------------------------------------------------------------------------
               1                                 100%                                          100%
               2                                 67%                                            80%
               3                                 33%                                            60%
               4                                  0%                                            40%
               5                                  0%                                            20%
          6 and later                             0%                                             0%
--------------------------------------------------------------------------------------------------------------------

For example, if a policy subject to the Endorsement were surrendered in its second policy year, we would refund:


o 67% of the charges that had been deducted from premiums (i.e., the sales charge); and

o 80% of the amount of surrender charges that we otherwise would have imposed for the surrender.


Once the Endorsement terminates at the end of the fifth policy year, however, there will be no refund of prior deductions from premiums, and the full amount of the surrender charges otherwise payable under the policy will be assessed upon surrender. The Endorsement operates only if the policy is surrendered in full. There is no waiver of surrender charges or refund of premium deductions if the policy terminates after a grace period or if the face amount is reduced. Nor is there a refund of prior premium deductions for partial withdrawals. The Endorsement does not affect the amount available for borrowing or withdrawing from your policy. Nor does it affect the calculations to determine whether your policy will lapse or terminate.

We will not approve Face Amount increases while the Endorsement is in effect.



                                                                          129555
                                                                          X00333

The Equitable Life Assurance Society of the United States
SUPPLEMENT DATED MAY 1, 2002, TO THE PROSPECTUS FOR IL COLI
--------------------------------------------------------------------------------



This supplement modifies certain information in the above-referenced prospectus as supplemented to date (together, the "Prospectus") for certain groups that satisfy our requirements which may include requirements regarding the number and policy account values of in-force policies as well as the number, and face amount of prospective policies to be issued and the anticipated first year premium for those policies. We will determine the groups to which this supplement applies pursuant to our established procedures and will not discriminate unreasonably or unfairly against policy owners. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms and section headings we use in this supplement have the same meaning as in the Prospectus.



   1.  MORTALITY AND EXPENSE RISK CHARGE:

       The paragraph regarding the mortality and expense risk charge under the Table of policy charges in the "Charges and expenses you will pay" section of the prospectus is replaced in its entirety with the following:


       Mortality and expense risk charge:   .50% (effective annual rate) of the
                                            value you have in your policy's
                                            investment options (not including
                                            any amounts we are holding as
                                            collateral for policy loans). We
                                            have the right however, to increase
                                            this charge, but not to more than
                                            .80%.


   2.  SALES CHARGE:

       The paragraph regarding the sales charge under the Table of policy charges in the "Charges and expenses you will pay" section of the prospectus and the paragraph entitled "Sales charge" under the "Deducting policy charges" section of the prospectus are each replaced their entirety with the following:

       We do not deduct any sales charge from the policy's account value as part of the regular monthly deduction.








           The Equitable Life Assurance Society of the United States
                               New York, NY 10104




                                                                          X00331

                                     Part II

                   REPRESENTATION REGARDING REASONABLENESS OF
                        AGGREGATE POLICY FEES AND CHARGES

Equitable Life represents that the fees and charges deducted under the Policies described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by Equitable Life under the Policies. Equitable Life bases its representation on its assessment of all of the facts and circumstances, including such relevant factors as: the nature and extent of such services, expenses and risks, the need for Equitable Life to earn a profit, the degree to which the Policies include innovative features, and regulatory standards for the grant of exemptive relief under the Investment Company Act of 1940 used prior to October 1996, including the range of industry practice. This representation applies to all policies sold pursuant to this Registration Statement, including those sold on the terms specifically described in the prospectuses contained herein, or any variations therein, based on supplements, data pages or riders to any policies or prospectuses, or otherwise.


                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

The facing sheet.

Reconciliation and Tie, previously filed with this Registration Statement File No. 373-17663 on March 1, 1999.

The Incentive Life Prospectus (retail channel) dated May 1, 2002 consisting of 162 pages.

The Incentive Life Prospectus (wholesale channel) dated May 1, 2002 consisting of 163 pages.

The IL COLI Prospectus (all channels) dated May 1, 2002 consisting of 160 pages.

Supplement dated May 1, 2002 relating to New York policies consisting of 2 pages.

Supplement (Accounting Benefit Rider) dated May 1, 2002 relating to Incentive Life Prospectuses consisting of 1 page.

Supplement (in-force A) dated May 1, 2002 relating to Incentive Life, Incentive Life Plus, and IL COLI Prospectuses consisting of 132 pages.

Supplement (in-force B) dated May 1, 2002 relating to Incentive Life Prospectus consisting of 133 pages.

Supplement (in-force - wholesale) dated May 1, 2002 relating to Incentive Life and Incentive Life Plus Prospectuses consisting of 127 pages.

Supplement dated May 1, 2002 relating to IL COLI Prospectuses, consisting of 1 page.

Representation regarding reasonableness of aggregate policy fees and charges.

Undertaking to file reports, previously filed with this Registration Statement File No. 333-17663 on December 11, 1996.

Undertaking pursuant to Rule 484(b)(1) under the Securities Act of 1933, previously filed with this Registration Statement File No. 333-17663 on December 11, 1996.

The signatures.

Written Consents of the following persons:

Opinion and Consent of Robin M. Wagner, Vice President and Counsel (See Exhibit No. 2(a)(vii)).

Opinion and Consent of Brian Lessing, FSA, MAAA Vice President and Actuary (See
Exhibit 2(b)(viii) and (ix)).

Independent Public Accountants (See exhibit 6).

The following exhibits: Exhibits required by Article IX, paragraph A of Form N-8B-2:

        1-A(1)(a)(i)            Certified resolution re Authority to Market
                                Variable Life Insurance and Establish Separate
                                Accounts, previously filed with this
                                Registration Statement File No. 333-17663 on
                                December 11, 1996.

        1-A(2)                  Inapplicable.

        1-A(3)(a)               See Exhibit 1-A(8).

        1-A(3)(b)               Broker-Dealer and General Agent Sales Agreement, previously filed with this
                                Registration Statement File No. 333-17663 on December 11, 1996.

        1-A(3)(c)               See Exhibit 1-A(8)(i).

        1-A(4)                  Inapplicable.

+       1-A(5)(a)(i)            Flexible Premium Variable Life Insurance Policy
                                (94-300) (Incentive Life Plus) (Equitable Variable), previously filed with this Registration Statement File No. 333-17663
                                on December 11, 1996.

+       1-A(5)(a)(ii)           Flexible Premium Variable Life Insurance Policy
                                (94-300) (Incentive Life Plus) (Equitable), previously filed with this Registration
                                Statement File No. 333-17663 on December 11, 1996.

+       1-A(5)(a)(iii)          Flexible Premium Variable Life Insurance Policy
                                (95-300) (Corporate Incentive Life) (Equitable Variable), previously filed with this
                                Registration Statement File No. 333-17663 on December 11, 1996.

+       1-A(5)(a)(iv)           Flexible Premium Variable Life Insurance Policy
                                (95-300) (Corporate Incentive Life) (Equitable), previously filed with this
                                Registration Statement File No. 333-17663 on December 11, 1996.

        1-A(5)(a)(v)            Flexible Premium Variable Life Insurance Policy
                                (85-300) (Equitable Variable), previously filed with this Registration Statement File
                                No. 333-17663 on December 11, 1996.

        1-A(5)(a)(vi)           Flexible Premium Variable Life Insurance Policy (99-300), previously filed with this
                                Registration Statement File No. 333-17663 on March 1, 1999.

        1-A(5)(b)               Name Change Endorsement (S.97-1), previously filed with this
                                Registration Statement File No. 333-17663 on December 11, 1996.

+       1-A(5)(c)               Option to Purchase Additional Insurance Rider
                                (R94-204) (Equitable Variable), previously filed with this
                                Registration Statement File No. 333-17663 on December 11, 1996.

+       1-A(5)(d)               Option to Purchase Additional Insurance Rider
                                (R94-204) (Equitable), previously filed with
                                this Registration Statement File No. 333-17663
                                on December 11, 1996.

+       1-A(5)(e)               Substitution of Insured Rider (R94-212) (Equitable Variable),
                                previously filed with this Registration Statement File No. 333-17663 on December 11, 1996.

+       1-A(5)(f)               Substitution of Insured Rider (R94-212) (Equitable), previously filed with this
                                Registration Statement File No. 333-17663 on December 11, 1996.

+       1-A(5)(g)               Renewable Term Insurance Rider on the Insured
                                (R94-215) (Equitable Variable), previously filed with this Registration Statement File
                                No. 333-17663 on December 11, 1996.

+       1-A(5)(h)               Renewable Term Insurance Rider on the Insured
                                (R94-215) (Equitable), previously filed with
                                this Registration Statement File No. 333-17663
                                on December 11, 1996.

+       1-A(5)(i)               Disability Rider - Waiver of Monthly Deductions
                                (R94-216) (Equitable Variable), previously filed with this
                                Registration Statement File No. 333-17663 on December 11, 1996.

+       1-A(5)(j)               Disability Rider - Waiver of Monthly Deductions
                                (R94-216) (Equitable), previously filed with this Registration
                                Statement File No. 333-17663 on December 11, 1996.

+       1-A(5)(k)               Disability Rider - Waiver of Premiums (R94-216A) (Equitable Variable), previously filed with this Registration Statement File No. 333-17663 on December 11, 1996.

+       1-A(5)(l)               Disability Rider - Waiver of Premiums (R94-216A) (Equitable), previously filed with this Registration Statement File No. 333-17663 on December 11, 1996.


-----------------------
+State variations not included

        +                       1-A(5)(m) Yearly Renewable Term Insurance Rider on the Insured (R94-220) (Equitable
                                Variable), previously filed with this Registration Statement File No. 333-17663 on
                                December 11, 1996.

        +                       1-A(5)(n) Yearly Renewable Term Insurance Rider on the Insured (R94-220) (Equitable),
                                previously filed with this Registration Statement File No. 333-17663 on December 11,
                                1996.

        1-A(5)(o)               Accelerated Death Benefit Rider (R94-102) (Equitable Variable), previously filed with this Registration Statement File No. 333-17663 on December 11, 1996.

        1-A(5)(p)               Accelerated Death Benefit Rider (R94-102) (Equitable), previously filed with this
                                Registration Statement File No. 333-17663 on December 11, 1996.

        1-A(5)(q)               Designated Insured Option Rider (R91-107) (Equitable Variable), previously filed with this Registration Statement File No. 333-17663 on December 11, 1996.

        1-A(5)(r)               Designated Insured Option Rider (R91-107) (Equitable), previously filed with this
                                Registration Statement File No. 333-17663 on December 11, 1996.

        1-A(5)(s)               Accounting Benefit Rider (S.94-118) (Equitable Variable), previously filed with this
                                Registration Statement File No. 333-17663 on December 11, 1996.

        1-A(5)(t)               Accounting Benefit Rider (S.94-118) (Equitable), previously filed with this
                                Registration Statement File No. 333-17663 on December 11, 1996.

        1-A(5)(u)               Limitation on Amount of Insurance Rider (R85-406) (Equitable Variable), previously filed with this Registration Statement File No. 333-17663 on December 11, 1996.

        1-A(5)(v)               Exchange Privilege Rider (R85-405) (for use with Policy 85-300) (Equitable Variable), previously filed with this Registration Statement File No. 333-17663 on December 11,
                                1996.

        1-A(5)(w)               Disability Rider - Waiver of Monthly Deductions (R85-408) (for use with Policy 85-300)
                                (Equitable Variable), previously filed with this Registration Statement File No.
                                333-17663 on December 11, 1996.

        1-A(5)(x)               Pro Rata Surrender Charge Endorsement (S.87-289) (for use with Policy 85-300)
                                (Equitable Variable), previously filed with this Registration Statement File No.
                                333-17663 on December 11, 1996.

        1-A(5)(y)               Asset Allocation Endorsement (S.89-301) (for use with Policy 85-300) (Equitable
                                Variable), previously filed with this Registration Statement File No. 333-17663 on
                                December 11, 1996.

        1-A(5)(z)               Investment Options Rider and Guaranteed Interest Division Transfer Rider
                                (R.89-303)(for use with Policy No. 85-300) (Equitable Variable), previously filed with this Registration Statement File No. 333-17663 on December 11, 1996.

        1-A(5)(z)(ii)           Face Amount Increase Endorsement (S.99-30), previously filed with this Registration
                                Statement File No. 333-17663 on March 1, 1999.

        1-A(5)(z)(iii)          Table of Guaranteed Payments Endorsement (S.99-33), previously filed with this
                                Registration Statement File No. 333-17663 on March 1, 1999.

        1-A(5)(z)(iv)           Form of Paid Up Death Benefit Guarantee Endorsement (S.99-32), previously filed with this Registration Statement File No. 333-17663 on March 1, 1999.

        1-A(5)(z)(v)            Form of Enhanced Death Benefit Guarantee Rider (R99-100), previously filed with this
                                Registration Statement File No. 333-17663 on March 1, 1999.

        1-A(6)(a)               Declaration and Charter of Equitable, as amended January 1, 1997, previously filed with this Registration Statement File No. 333-17663 on April 30, 1997.

        1-A(6)(b)               By-Laws of Equitable, as amended November 21, 1996, previously filed with this
                                Registration Statement File No. 333-17663 on April 30, 1997.

        1-A(7)                  Inapplicable.

-----------------------
+State variations not included


        1-A(8)                  Distribution and Servicing Agreement among EQ Financial Consultants, Inc. (now AXA
                                Advisors, LLC), Equitable and Equitable Variable dated as of May 1, 1994, previously filed with this Registration Statement File No. 333-17663 on December 11, 1996.

        1-A(8)(i)               Schedule of Commissions, previously filed with this Registration Statement File No.
                                333-17663 on December 11, 1996.

        1-A(9)(a)               Agreement and Plan of Merger of Equitable Variable with and into Equitable dated
                                September 19, 1996, previously filed with this Registration Statement File No.
                                333-17663 on December 11, 1996.

        1-A(9)(b)               Form of Participation Agreement among EQ Advisors Trust, Equitable, Equitable
                                Distributors, Inc. (now AXA Distributors LLC) and EQ Financial Consultants, Inc. (now AXA Advisors,
                                LLC) incorporated by reference to the Registration Statement of EQ Advisors Trust on Form N-1A
                                (File Nos. 333-17217 and 811-07953), filed on August 28, 1997.

        1-A(9)(c)               Form of Participation Agreement among AXA Premier VIP Trust, The Equitable Life Assurance Society
                                of the United States, Equitable Distributors, Inc., AXA Distributors LLC, and AXA Advisors, LLC,
                                incorporated by reference to Exhibit No. 8(b) to Registration Statement File No. 333-60730, filed on December 5, 2001.

        1-A(10)(a)              Application EV4-200Y (Equitable Variable), previously filed with this Registration
                                Statement File No. 333-17663 on December 11, 1996.

        1-A(10)(b)              Application EV4-200Y (Equitable), previously filed with this Registration Statement
                                File No. 333-17663 on December 11, 1996.

        1-A(10)(c)              Distribution Agreement for services by The Equitable Life Assurance Society of the United States to
                                AXA Network, LLC and its subsidiaries dated January 1, 2000, previously filed with this
                                Registration Statement File No. 333-17663 on April 19, 2001.

        1-A(10)(d)              Distribution Agreement for services by AXA Network, LLC and its subsidiaries to The Equitable Life
                                Assurance Society of the United States dated January 1, 2000, previously filed with this
                                Registration Statement File No. 333-17663 on April 19, 2001.

        1-A(11)                 The registrant is not required to have a Code of Ethics because it invests only in securities issued by registered open-end management investment companies.

        2(a)(i)                 Opinion and Consent of Mary P. Breen, Vice President and Associate General Counsel
                                of Equitable, previously filed with this Registration Statement File No. 333-17663 on December 11, 1996.

        2(a)(ii)                Opinion and Consent of Mary P. Breen, Vice President and Associate General Counsel
                                of Equitable, previously filed with this Registration Statement File No. 333-17663 on April 30, 1997.

        2(a)(iii)               Opinion and Consent of William Schor, Vice President and Associate General Counsel of
                                Equitable, previously filed with this Registration Statement, File No. 333-17663, filed April 30, 1999.

        2(a)(iv)                Opinion and Consent of William Schor, Vice President and Associate General Counsel of
                                Equitable, previously filed with this Registration Statement, File No. 333-17663 on
                                July 26, 1999.

        2(a)(v)                 Opinion and Consent of William Schor, Vice President and Associate General Counsel of
                                Equitable, previously filed with this Registration Statement, File No. 333-17663 on
                                August 30, 1999.

        2(a)(vi)                Opinion and Consent of Robin M. Wagner, Vice President and Counsel of Equitable, previously filed with this Registration Statement File No. 333-17663 on April 28, 2000.

        2(a)(vii)               Opinion and Consent of Robin M. Wagner, Vice President and Counsel of Equitable.

        2(b)(i)                 Opinion and Consent of Barbara Fraser, FSA, MAAA, Vice President of Equitable,
                                previously filed with this Registration Statement File No. 333-17663 on December 11,
                                1996.

        2(b)(ii)                Consent of Barbara Fraser, FSA, MAAA, Vice President of Equitable relating to
                                Exhibit 2(b)(i), previously filed with this Registration Statement File No. 333-17663 on December 11, 1996.

        2(b)(iii)               Opinion and Consent of Barbara Fraser, FSA, MAAA, Vice President of Equitable,
                                previously filed with this Registration Statement File No. 333-17663 on December 11,
                                1996.

        2(b)(iv)                Opinion and Consent of Barbara Fraser, FSA, MAAA, Vice President of Equitable,
                                previously filed with this Registration Statement File No. 333-17663 on April 30,
                                1997.

        2(b)(v)                 Opinion and Consent of Barbara Fraser, FSA, MAAA, Vice President of Equitable,
                                previously filed with this Registration Statement File No. 333-17663 on May 1, 1998.

        2(b)(vi)                Opinion and Consent of Barbara Fraser, FSA, MAAA, Vice President of Equitable,
                                previously filed with this Registration Statement, File No. 333-17663, on April 30, 1999.

        2(b)(vii)               Opinion and Consent of Barbara Fraser, FSA, MAAA, Vice President and Senior
                                Actuary of Equitable, previously filed with this Registration Statement File No. 333-17663 on April 19, 2001.

        2(b)(viii)              Opinion and Consent of Brian Lessing, FSA, MAAA, Vice President and Actuary of Equitable (relating to Incentive Life Policies).

        2(b)(ix)                Opinion and Consent of Brian Lessing, FSA, MAAA, Vice President and Actuary of Equitable (relating to IL COLI policies).

        3                       Inapplicable.

        4                       Inapplicable.

        6                       Consent of Independent Public Accountants.

        7(a)                    Powers-of-Attorney, previously filed with this Registration Statement File No. 333-17663 on April 28, 2000.

        7(b)                    Power of Attorney for Claus-Michael Dill, previously filed with this Registration
                                Statement File No. 333-17663 on April 19, 2001.

        7(c)                    Power of Attorney for Christopher M. Condron incorporated herein by reference to Exhibit 10(c)
                                to the Registration Statement, (File No. 333-61380) on Form N-4, May 22, 2001.

        7(d)                    Power of Attorney for Bruce W. Calvert incorporated herein by reference to Exhibit 23(f)
                                to the Registration Statement on Form S-3 (File No. 333-67876), filed on August 17, 2001.

                                      II-4

        8                       Description of Equitable's Issuance,
                                Transfer and Redemption Procedures for Flexible
                                Premium Policies pursuant to Rule 6e-3(T)(b)(12)(iii)
                                under the Investment Company Act of 1940, previously
                                filed with this Registration Statement File No. 333-17663
                                on December 11, 1996.

        9(a)                    Illustration of Policy Benefits - Incentive Life, previously filed with this Registration
                                Statement, File No. 333-17663, on April 30, 1999.

        9(b)                    Illustration of Policy Benefits - Incentive Life Plus, previously filed with this Registration
                                Statement, File No. 333-17663, on April 30, 1999.

        9(c)                    Illustration of Policy Benefits for Incentive Life, previously filed with this Registration
                                Statement File No. 333-17663 on April 19, 2001.

        9(d)                    Illustration of Policy Benefits for Incentive Life.

        9(e)                    Illustration of Policy Benefits for IL COLI.



                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it meets all the requirements for effectiveness of this amendment to the Registration Statement pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto affixed and attested, in the City and State of New York, on the 11th day of April, 2002.

                                     SEPARATE ACCOUNT FP OF THE EQUITABLE
                                     LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                                     (REGISTRANT)

 [SEAL]                              By:   THE EQUITABLE LIFE
                                           ASSURANCE SOCIETY OF
                                           THE UNITED STATES,
                                           (DEPOSITOR)



                                     By:   /s/ Robin M. Wagner
                                           ------------------------------
                                              (Robin M. Wagner)
                                               Vice President



Attest:  /s/ Linda Galasso
        ------------------------
            (Linda Galasso)
             Assistant Secretary
             April 11, 2002

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933, the Depositor has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and State of New York, on the 11th day of April, 2002.

                                            THE EQUITABLE LIFE ASSURANCE
                                            SOCIETY OF THE UNITED STATES
                                            (DEPOSITOR)


                                            By:  /s/  Robin M. Wagner
                                                --------------------------------
                                                     (Robin M. Wagner)
                                                      Vice President


      Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated:


PRINCIPAL EXECUTIVE OFFICERS:

*Christopher M. Condron             Chairman of the Board and
                                    Chief Executive Officer

PRINCIPAL FINANCIAL OFFICER:

*Stanley B. Tulin                   Vice Chairman of the Board
                                    and Chief Financial Officer

PRINCIPAL ACCOUNTING OFFICER:

 *Alvin H. Fenichel                 Senior Vice President and Controller




*DIRECTORS:



Bruce W. Calvert        Jean-Rene Fourtou              George T. Lowy
Francoise Colloc'h      Norman C. Francis              Didier Pineau-Valencienne
Christopher M. Condron  Donald J. Greene               George J. Sella, Jr.
Henri de Castries       John T. Hartley                Peter J. Tobin
Claus-Michael Dill      John H.F. Haskell, Jr.         Stanley B. Tulin
Joseph L. Dionne        Mary R. (Nina) Henderson
Denis Duverne           W. Edwin Jarmain




*By:  /s/ Robin M. Wagner
     -----------------------
         (Robin M. Wagner)
          Attorney-in-Fact
          April 11, 2002

                                  EXHIBIT INDEX


EXHIBIT NO.                                                       TAG VALUE
-----------                                                       ---------
2(a)(vii)   Opinion and Consent of Counsel                      EX-99.2avii

2(b)(viii)  Actuarial Opinion                                   EX-99.2bviii

2(b)(ix)    Actuarial Opinion                                   EX-99.2bix

6           Consent of Independent Public Accountants.          EX-99.6

9(d)        Illustration of Policy Benefits - Incentive Life    EX-99.9d

9(e)        Illustration of Policy Benefits - IL COLI           EX-99.9e